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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03153

Russell Investment Company

(Exact name of registrant as specified in charter)

1301 2nd Avenue 18th Floor, Seattle Washington 98101

(Address of principal executive offices) (Zip code)

Mary Beth Rhoden, Secretary and Chief Legal Officer

1301 2nd Avenue

18th Floor

Seattle, Washington 98101

206-505-4846

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-787-7354

Date of fiscal year end: October 31

Date of reporting period: November 1, 2011 to October 31, 2012

Item 1. Reports to Stockholders

2012 ANNUAL REPORT

Russell Funds

OCTOBER 31, 2012

FUND	SHARE CLASS

U.S. Equity Funds
Russell U.S. Core Equity Fund	A, C, E, I, S, Y
Russell U.S. Defensive Equity Fund
(formerly, Russell U.S. Quantitative Fund)	A, C, E, I, S, Y
Russell U.S. Dynamic Equity Fund
(formerly, Russell U.S. Growth Fund)	A, C, E, I, S, Y
Russell U.S. Strategic Equity Fund	A, C, E, S
Russell U.S. Large Cap Equity Fund	A, C, S
Russell U.S. Mid Cap Equity Fund	A, C, S
Russell U.S. Small Cap Equity Fund
(formerly, Russell U.S. Small & Mid Cap Fund)	A, C, E, I, S, Y

International and Global Equity Funds
Russell International Developed Markets Fund	A, C, E, I, S, Y
Russell Global Equity Fund	A, C, E, S, Y
Russell Emerging Markets Fund	A, C, E, S, Y

Tax-Managed Equity Funds
Russell Tax-Managed U.S. Large Cap Fund	A, C, E, S
Russell Tax-Managed U.S. Mid & Small Cap Fund	A, C, E, S

Taxable Fixed Income Funds
Russell Global Opportunistic Credit Fund	A, C, E, S, Y
Russell Strategic Bond Fund	A, C, E, I, S, Y
Russell Investment Grade Bond Fund	A, C, E, I, S, Y
Russell Short Duration Bond Fund	A, C, E, S, Y

Tax Exempt Fixed Income Funds
Russell Tax Exempt Bond Fund	A, C, E, S

Alternative and Specialty Funds
Russell Commodity Strategies Fund	A, C, E, S, Y
Russell Global Infrastructure Fund	A, C, E, S, Y
Russell Global Real Estate Securities Fund	A, C, E, S, Y
Russell Multi-Strategy Alternative Fund	A, C, E, S, Y
Russell Strategic Call Overwriting Fund	S

Money Market Funds
Russell Money Market Fund	A, S

Russell Investment Company

Russell Investment Company is a series investment company with 40 different investment portfolios referred to as Funds. These financial statements report on 23 of these Funds.

Russell Investment Company

Russell Funds

Annual Report

October 31, 2012

Russell Investment Company - Russell Funds.

Copyright © Russell Investments 2012. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

Dear Shareholder,

If the last few years have taught us anything, it’s that being a patient, long-term investor isn’t always easy. It takes courage and commitment to stay invested when the moods of the markets swing from euphoria to panic, with very little provocation. A comment made by a European leader, a government official in the U.S. or simply a news media spokesperson can send the markets racing up or spiraling down. But this is the world in which we live and invest today and, consequently, it has never been more important to have a long-term financial plan, realistic goals and timelines, and regular check-ins with your financial advisor.

As a result of these gyrations, the journey this past year may have felt more negative than the actual performance of the broad markets. Despite this year’s ups and downs, the markets have performed well. From October 31, 2011, through October 31, 2012, the Russell 1000® Index is up 14.97%.

Whether you’re saving for retirement, already there or building a college fund or a charitable giving trust, Russell has a long, proud heritage of developing multi-asset solutions to help investors like you reach your financial goals. This year we’ve made a number of changes to our portfolios designed to deliver greater diversification and potentially lower volatility to many of the investments we manage. Combined with the guidance of your advisor, we believe these changes and additions to our funds and portfolios will help you achieve a more broadly diversified portfolio and a more consistent outcome.

On the following pages you can gain additional insights by reviewing our Russell Investment Company 2012 Annual Report for the fiscal year ending October 31, 2012, including portfolio management discussions and fund performance information.

Thank you for the trust you have placed in our firm. All of us at Russell Investments appreciate the opportunity to help you achieve financial security.

Best regards,

Sandra Cavanaugh

CEO, Americas Private Client Services

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Company

Market Summary as of October 31, 2012 (Unaudited)

U.S. Equity Markets

The U.S. equity market performed well during the fiscal year ended October 31, 2012. The market “climbed a wall of worry” during the fiscal year, as the performance of U.S. equities was strong in spite of lingering fears of a potential U.S. recession, continued uncertainty in Europe and slowing economic growth in China. For the one year period, the Russell 1000® Index returned 14.97% and the Russell 2000® Index returned 12.08%. Similar to the last fiscal period, the strong performance of the U.S. equity market was partially enabled by the continued resolve of central banks, in particular the U.S. Federal Reserve and European Central Bank. Official policy measures were aimed at containing the European sovereign debt crisis and combating slow economic growth and high unemployment. In addition, rising dividends, share buybacks and robust U.S. corporate earnings also helped push U.S. equity markets higher.

The fiscal year began somewhat slowly in November 2011 after the large upward move during October 2011. After the optimism of October, investors became increasingly worried about the implications of the ongoing European debt crisis. Fears of European economic uncertainty were evidenced by the rapid increase in Italian bond yields, which rose above the 7.00% threshold, and by a weak German bond auction during the month. The failure to stem the continuing eurozone crisis caused equity markets throughout the developed world, including the U.S., to fall throughout much of November. However in response to news of a coordinated monetary easing from the European Central Bank and the central banks of the U.S., Canada, Switzerland, Japan and the United Kingdom (“U.K.”). U.S. equity markets rallied strongly in the last week of the month to help November finish essentially flat as measured by the Russell 1000® Index.

The month of December was less volatile, partially due to low trading volumes. The market was supported by declining U.S. unemployment figures in addition to declining year-over-year inflation figures. There was also positive news from the U.S. housing market, including an increase in housing starts. However it was low beta stocks (stocks with low sensitivity to market movements) that led the market’s marginally positive move during December.

The U.S. equity market produced strong returns in each of the first three months of 2012, with the Russell 1000® Index returning 12.90%. U.S. equity investors were encouraged by the strong performance of computer technology and consumer discretionary companies. Stocks with high dividend yields, which had been trading at relatively high valuations, began to lag. However, the period was not dominated by the highest risk stocks, as companies with highly leveraged balance sheets also underperformed. Headline economic data in the United States was generally positive in the first three months of 2012. Year over year U.S. gross domestic product growth was positive and above 3.5% for the months of December 2011, January 2012 and February 2012 according to the U.S. Bureau of Economic Analysis. Unemployment in the U.S. decreased modestly during the quarter, from 8.5% in December 2011 to 8.3% in February 2012 according to the U.S. Bureau of Economic Analysis.

After strong performance during January, February and March, the U.S. equity market sold off in the second quarter. May was the worst single month of performance for U.S. stocks since September of 2011, as the Russell 1000® Index fell by 6.15%. During May, concerns over flagging Chinese and U.S. economic growth continued but the European sovereign debt crisis dominated investor psychology. Greece in particular remained front and center as it held a series of national elections that were staged as a referendum on Greece’s continued inclusion in the Euro. After an initial vote in May that resulted in no government being formed, speculation mounted about Greece exiting the Euro and the potential implications of its exit. This uncertainty created significant instability in the U.S. equity market in May and early June, which were further aggravated by worries over Spain’s banking system as well as Spanish and Italian government bond yields. However, the pro-Euro parties came out victorious in the Greek elections and progress at the eurozone summit helped the quarter end with a slight decrease in concerns about “tail risk” from Europe.

Many of the typical tilts of active managers were penalized during the month of May. Stocks with rising earnings estimates underperformed, as did stocks with low debt to capital ratios. The cheapest stocks in the U.S. equity market, based on price-to-earnings ratios, price-to-book ratios, and price-to-cash flow ratios, underperformed. Large capitalization managers, which normally underweight mega capitalization securities (securities of the largest companies as measured by market capitalization), faced a headwind from the outperformance of the top 50 mega capitalization

4	Market Summary

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Market Summary as of October 31, 2012, continued — (Unaudited)

stocks in the Russell 1000® Index. This combination of factor payoffs contributed to an unusually difficult quarter for active managers but also provided an opportunity to exploit the dislocations for potential future alpha (risk adjusted return) generation. The Chicago Board Options Exchange Market Volatility Index, a measure of the implied volatility of S&P 500 index options, rose during the months of April and May before falling in June to finish at 17.08. Correlations among stocks rose throughout the months of April, May and June to their highest levels of the year, in a pattern reminiscent of 2011.

After weak second quarter performance, the U.S. equity market performed well during July, August and September of 2012, with the Russell 1000® Index rising 6.31% during that time. Each of the three months was positive for the Russell 1000® Index. The most impactful news during this time came in the form of announcements from central banks, especially the U.S. Federal Reserve (the “Fed”) and the European Central Bank (“ECB”). On September 13, the Fed announced the third round of quantitative easing in the United States and the Russell 1000® Index was up 1.56% for the day. Another large one-day move came on September 6, as market participants responded to news from the ECB of “unlimited, sterilized bond purchases.” Investors responded positively to the significant decrease in the potential for the “worst case scenario” to occur with regard to European sovereign debt and associated tail risks. As these fears decreased, investors began shifting their focus to company specific valuations and fundamental measures such as cash flow generation and growth rates. The average correlation between stocks within the U.S. equity market decreased.

The factor environment also shifted and became significantly better for active managers. After struggling for much of the year, medium capitalization stocks came to life after July and made up significant ground in August. During the month of August, the Russell Midcap Index returned 3.15% and the Russell 1000® Index returned 2.43%. Stocks with lower valuation ratios, including those with low price-to-earnings and low price-to-book ratios, did particularly well in September. The signs of increased breadth of market leadership were welcomed by active managers as the year progressed and there was more differentiation based on company-specific information. Consumer discretionary stocks continued to fare well as U.S. economic data continued its gradual ascent.

The market was led marginally lower for the month of October 2012. In particular, large technology stocks struggled during the month. Apple, Inc., which had come to represent more than 4.00% of the Russell 1000® Index and more than 25.00% of the technology sector as measured by the Russell 1000® Index, struggled to provide earnings guidance that met analysts’ overall expectations. As other large technology companies followed suit, either with lower earnings guidance or failure to meet earnings or revenue estimates, the entire industry struggled.

The overall style environment for the year favored value stocks, as the Russell 1000® Value Index outperformed the Russell 1000® Growth Index. These indexes returned 16.89% and 13.02%, respectively. The environment was also more favorable for mega cap stocks, as the Russell Top 200 Index (up 16.15%) outperformed the Russell 1000® Index (up 14.97%), which in turn outperformed the Russell 2000® Index (up 12.08%). Furthermore, the environment was more favorable for defensive stocks as the Russell 1000® Defensive Index outperformed the Russell 1000® Dynamic Index. These indexes returned 15.61% and 13.98%, respectively. Looking at the market from the Russell Index dimensions of size, growth and stability, the payoffs to these dimensions were somewhat anomalous over the period. Atypically, large upward market movements for the period were led by the largest capitalization and most defensive securities. For this reason, many active managers did not generate as much alpha during the fiscal year as might have been expected for such strong market performance.

The Russell 2000® Index shared a number of similarities with the Russell 1000® Index, with the Russell 2000® Value Index outperforming the Russell 2000® Growth Index and the Russell 2000® Defensive Index outperforming the Russell 2000® Dynamic Index. At a factor level, dividend yield, low price-to-earnings ratios and low price-to-book ratios were rewarded, while beta and forecasted growth were penalized. This bias to defensive and value stocks was unusual given the strong equity market returns. However it was a highly tumultuous period, which resulted in volatile equity market returns and risk appetites. This made it a challenging environment for U.S. small capitalization active managers, with value managers in particular struggling. Many value managers over the year were overweight the energy and technology sectors and underweight real estate investment trusts (“REITS”) due to the relative attractiveness of valuations within these areas of the market. This positioning among small capitalization value managers was heavily penalized as the energy and technology sectors underperformed, while REITs outperformed.

Market Summary	5

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Market Summary as of October 31, 2012, continued — (Unaudited)

Non-U.S. Developed Equity Markets

For the fiscal year ended October 31, 2012, the non-U.S. equity market, as measured by the Russell Developed ex-U.S. Large Cap® Index (the “Index”), was up 4.50%. The ebb and flow of investor concern regarding global growth and sovereign debt led to a volatile market environment over the 12 month period. Despite record corporate profits during the period, equity investors saw more tempered absolute results given the European sovereign debt crisis, economic slowdown in China and anemic growth in the United States, all of which were constant reminders of the fragility of the equity market gains during the period.

In response to the multi-year debt crisis engulfing Europe, European central bank leaders implemented multiple policies to help alleviate the onerous borrowing costs in many peripheral nations. In late December 2011 and again in February 2012, the European Central Bank (“ECB”) implemented “Long-term Refinancing Operations,” in which it provided low cost loans to banks within the region. This program alleviated fear that Europe’s banks would stop extending credit to businesses and consumers, which triggered fairly substantial rallies in the global equity markets. In September, the ECB announced a plan to purchase an unlimited amount of sovereign bonds with maturities between one and three years in further attempts to address the debt crisis.

In the United States, similar easing was implemented in order to help boost economic growth and speed along the economic recovery. The first, Operation Twist, saw the U.S. Federal Reserve buy longer-term treasuries, while at the same time selling shorter-term treasuries. The intent of Operation Twist was to lower rates on the long end of the yield curve and encourage demand by making financing easier for consumers. Another policy action by the Federal Reserve was the announcement of “Quantitative Easing III,” in which the Federal Reserve plans to indefinitely purchase billions of dollars worth of agency mortgage-backed securities until the outlook for the labor market improves substantially. These quantitative easing policies generally had a positive influence on global equity markets, though increasingly less so as subsequent policies were announced.

Corporate profits continued to surprise on the upside for the majority of the fiscal year. Companies undertook significant de-leveraging efforts after the financial crisis and began to reap the rewards of improved margins. However, with companies operating closer to maximum efficiency, the struggle to grow top line revenue in order to justify market valuation came under fire during the third quarter 2012 reporting season. Many industry bellwethers and global conglomerates reported earnings below expectations and provided a bleak picture of the quarters to come. This caused selling pressure in October, which resulted in the Index posting a meager 0.9% return for the month.

During the fiscal year, Europe posted positive equity results as numerous easing policies and talks of a fiscal union calmed the market’s fear of a potential euro breakup. European stocks gained 12.58% during the period as measured by the Index. In May, the eurozone’s duopolistic leadership of Angela Merkel and Nicolas Sarkozy was disrupted when Francois Hollande was elected President of France, bringing a pro-growth agenda to European negotiations that had previously been centered on austerity. Despite positive equity market performance in most member countries, economic data out of the region was poor for the period. Spain’s national unemployment rate hovered around 25%, while the unemployment rate for those under the age of 25 stayed above 50% for the period according to the Spanish National Statistics Institute. In Italy, gross domestic product contracted over 2% for the 12-month period ending June 30, 2012 according to the Italian National Institute of Statistics. Within European equity markets, the more stable growth companies such as pharmaceuticals and food retailers were the best performers as measured by the Index, although with the improved political support, the northern European financial sector also outperformed the Index.

U.K. stocks were up 13.84% as measured by the Index, making it one of the top performing regions over the period, with some of the larger banks and consumer discretionary companies posting the best results. Like many other countries, the U.K. experienced a significant economic slowdown on the heels of the global financial crisis. The U.K. entered a recession in the first quarter of 2012 after two consecutive quarters of contracting growth, but the Summer Olympics and increased output helped the economy recover in the third quarter and post its best quarterly growth numbers since the financial crisis began.

Despite the positive global momentum that monetary stimuli provided, Japanese securities struggled to keep pace with their global peers. For the 12 month period ending October 31, 2012 the Japanese market was down 1.21% as measured by the Index, which made it the worst performing region during the period. The continued strength of the yen was a

6	Market Summary

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Market Summary as of October 31, 2012, continued — (Unaudited)

headwind for the country’s exporters, as multiple easing policies by the Bank of Japan had little lasting effect on weakening the country’s currency. Also, months after the disastrous earthquake and tsunami, Japanese firms faced further supply-chain difficulties as massive floods in Thailand wreaked havoc on Japanese operations that had recently moved to the region. In addition to natural disaster related issues, Japanese firms were negatively impacted by geopolitical strife. Chinese-Japanese relation soured during the summer as both countries laid claim to a group of uninhabited islands in the East China Sea. In response, Chinese consumers shunned Japanese products, damaging Japanese exports. Automakers in Japan subsequently lowered their sales and earnings forecasts.

Sector payoffs were largely reflective of the macro environment and events that occurred during the period. Stable growth sectors that outperformed in the prior year continued their strong performance in the most recent 12-month period. Health care and consumer staples companies, which saw their stocks rise 21.4% and 15.89%, respectively, as measured by the Index, provided consistent earnings prospects in the face of uncertain global demand. The financial sector posted gains of 17.9% as measured by the Index, as central banks increased the money supply and made it easier for banks to borrow at lower rates. Even European banks, which faced dire prospects just a year ago, had gains of 15.3% as measured by the Index, although most of the gains were in the northern European and Scandinavian countries, while peripheral countries, such as Ireland, Portugal, Spain, and Italy, struggled to garner positive traction. Information technology was a poorly performing sector as measured by the Index, mainly due to the currency headwind that faced many Japanese exporters. The materials sector returned -0.2% during the period as measured by the Index, making it the third worst performing sector in the Index. Worries of slower growth continued to weigh on the sector, while a realized slowdown in China depressed commodity prices.

Emerging Markets

The Russell Emerging Markets® Index (the “Index”) gained 2.52% over the fiscal year ended October 31, 2012. In what was another relatively volatile period, macroeconomic events continued to impact emerging market equities against a backdrop that saw investor attention frequently occupied by the ongoing sovereign debt crisis in Europe. Inflationary pressures were a continued concern for investors as central banks from Brazil to India to China took action to sustain economic growth. With central banks in the developed world extending quantitative easing measures, amid record low interest rates, emerging markets received some large inflows. However, some equally large outflows were also evident at times as investor risk appetite swung from positive to negative over the year. Measures to control currency appreciation were also adopted by several nations in an effort to maintain the competitiveness of their exports.

In November and December of 2011, the Index lost 8.27% as contagion fears from the eurozone debt crisis driven by a perceived lack of action by policymakers prompted a spike in investor risk aversion. As a result, both commodity and energy prices fell. Investor confidence was buoyed toward the end of December when the European Central Bank (“ECB”) launched its Long Term Refinancing Operations (“LTRO”), which was an unprecedented injection of credit into the eurozone’s banking system. The higher liquidity led many investors to seek the superior expected returns offered in emerging markets. The Index fell just 1.59% in December 2011, which was a relatively good result considering the start to the month, and this relatively positive performance helped to curb negative sentiment toward the market.

The monetary stimulus that sparked life into the market at the end of 2011 continued to enhance returns through the first quarter of 2012, as the Index enjoyed its best first quarter in 20 years, registering a 14.66% first quarter gain. Confidence was augmented by an additional round of LTRO from the ECB at the end of February, aimed at ensuring another credit crunch did not stifle economic growth. A calming of events in the eurozone, after Greece made a tentative agreement with its creditors, spurred Eastern European markets, which are highly geared to the eurozone region. Fear over slowing economic growth was the basis for stimulus packages and central bank action across a number of emerging markets. Investor reaction was mixed between the different countries, despite all Index members registering positive returns. The key focus for many investors was the added risk these stimulus packages posed from an inflation perspective and the challenge for central banks to manage this threat.

During the second quarter of 2012, emerging markets gave back the majority of outperformance generated over the first quarter of 2012. Rising inflation and weakening growth combined to weigh on investor risk appetite, which resulted in large capital outflows and weakening currencies. A 20% dive in the price of Brent crude amid softening commodity prices proved detrimental for a number of emerging markets. The Index declined 9.09% during the quarter.

Market Summary	7

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Market Summary as of October 31, 2012, continued — (Unaudited)

After a slow start, the third quarter of 2012 saw emerging markets rebound with the Index climbing 8.09%. Once again, it was a combination of stimulus action from policymakers and central bank monetary easing across both developed and emerging markets which bolstered investor confidence. At the forefront of this was the ECB President Mario Draghi, who declared that the bank would do “whatever it takes” to protect the euro. The result was a sharp fall in investor risk aversion and emerging markets became the beneficiaries of increased investor liquidity. Positive equity returns were registered despite the release of some relatively weak macroeconomic data in a number of major emerging countries. The Index gave back some gains in October as a largely positive start to third quarter earnings season was eclipsed by some downside surprises from corporates across both developed and emerging markets.

For the one year period ended October 31, 2012, Hungary was one of the better performing markets in the Eastern European region as its sovereign debt crisis showed signs of easing. It was up 12.81% over the period as measured by the Index. After its debt was lowered to a junk rating in November of 2011, the government entered talks with the International Monetary Fund with the aim of agreeing to an aid package. While a final agreement was not made during the fiscal year, hopes for such an agreement spurred a rally in Hungary’s local currency, the forint. Turkey was another strong performer, gaining 28.57% over the period as measured by the Index, and was aided by a sovereign debt upgrade, improving public finances and a growing domestic market that served to support corporate earnings, enabling the central bank to implement interest rate cuts. Russia was one of the weakest regional markets over the fiscal year, losing 6.77% as measured by the Index. The energy weighted market suffered as the price of crude oil declined 7.46% over the period. Weaker corporate governance remained an underlying issue for investors as valuations remained at a discount to other emerging markets.

In Latin America, Brazil was the weakest market during the fiscal year, losing 9.32% as measured by the Index. Plummeting gross domestic product (“GDP”) growth forced the central bank to cut rates to record lows over the period while the government announced a raft of stimulus measures. With record low unemployment, supply side issues continued to constrain growth and many of the government’s measures focused on longer term infrastructure investment. However, investors focused on the potentially inflationary impact of these actions. In addition, the country’s mining and resources sectors were hurt by the weaker outlook for global growth, which weighed on commodity prices. Meanwhile, Mexico was the best performing market in Latin America, rising 20.37% as measured by the Index, and was helped by robust management of public finances, a presidential election and a recovery in its largest trading market, the United States. The Colombian equity market was another strong performer, gaining 15.95% as measured by the Index, underpinned by strong fiscal management, attractive GDP growth and a $100bn infrastructure investment plan.

Asian markets recorded some of the largest gains in the Index, including a 37.66% rise from the world’s best emerging market in the fiscal year, Thailand. Recovery and reconstruction in the wake of floods in 2011 provided major stimulus to the economy, which grew at 12.72% over the second quarter of 2012. The Philippines also performed well, gaining 30.98% as measured by the Index, as improving macroeconomic fundamentals and a reformist government boosted investor confidence. In contrast, some North Asian markets were left trailing regional peers. Deteriorating fundamentals, including rising inflation and declining exports, left the Taiwanese market lagging. South Korean equities added just 2.91% over the fiscal year, as GDP slowed to just 1.6% in the third quarter and a deterioration in key trade markets of Europe and China hurt exporters. A stronger local currency (Won) did not help. China also registered more moderate relative returns, gaining 3.30% as measured by the Index, as fears over a hard landing continued to impact markets amid a string of consecutively weak economic data releases. A deceleration of GDP to 7.5%, the lowest reading since 2009, provided the backdrop to a period which saw the central bank cut rates twice as well as implement a number of other synthetic stimuli in an effort to ward off any sharp economic slowdown. India was the worst performing Asian market, losing 5.44% as measured by the Index. It was beset by weakening growth, inflationary pressures and corporate scandal. To make matters worse, a plunge in industrial production during the second quarter saw the Indian rupee hit an all time low against the dollar. The weaker rupee was another headwind to the country’s economy, which is a net importer of oil, as rising fuel costs saw refiners raise prices, further inflaming inflationary pressures.

At the sector level, consumer staples and health care were the best performing sectors, climbing 18.86% and 18.19%, respectively, during the fiscal year as measured by the Index. Within consumer staples, beverage manufacturers did particularly well on the back of continued demand growth and a round of merger and acquisition activity in the sector. Health care was another sector that benefitted from a combination of strong fundamentals and merger and acquisition

8	Market Summary

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Market Summary as of October 31, 2012, continued — (Unaudited)

activity, particularly in Asia where medical supplies manufacturers and life providers alike did well. The weakest performance came from pro-cyclical sectors materials & processing and energy, which were down 9.44% and 6.55%, respectively, as measured by the Index.

U.S./Global Fixed Income Markets

For the fiscal year ended October 31, 2012, fixed income markets continued to be driven by global macroeconomic factors. Despite some fits and starts, markets in the first third of the fiscal year followed a positive trend as part of a relief rally that began in October 2011. This rally was supported by a series of positive announcements during a respite from negative announcements from the United States and Europe. However, negative developments started to resurface once again in April and May, which caused a temporary setback in the market’s rally. Central bankers from Europe and the United States responded by providing additional stimulus to ease investor concerns. With the support from central banks, the market continued its rally through the end of the year.

November 2011 gave back some gains after a strong rally in October 2011, with the Barclays Investment Grade Corporate Index and the Barclays High Yield Corporate Index both underperforming equivalent duration U.S. treasuries by 2.88% and 2.59%, respectively. The month ended with significant announcements by Standard & Poor’s (“S&P”) and several central banks. After applying a new credit rating methodology to 37 of the world’s largest banks, S&P announced the downgrade of 15 banks, including large institutions such as Bank of America, Goldman Sachs, Citigroup, Morgan Stanley, Wells Fargo and JP Morgan Chase. However, the downgrade announcement was balanced with the announcement of supportive central bank actions from across the globe. The Bank of Canada, the Bank of England, the Bank of Japan, the European Central Bank, the U.S. Federal Reserve (the “Fed”) and the Swiss National Bank coordinated their efforts to inject liquidity into the global financial system. The central banks wanted to ease financial market strains in an effort to support global economic activity. As a result, on the day of the announcement, the financials sub-sector of the Barclays Investment Grade Corporate Index outperformed equivalent duration U.S. treasuries by 0.34%. Through January 2012, the year-to-date performance of the Barclays Investment Grade Corporate Index was still slightly down, underperforming equivalent duration U.S. treasuries by 0.17%. However, other credit risk sectors had generally outperformed their respective equivalent duration U.S. treasuries. The strongest performers for the period through January 2012 were more economically sensitive sectors as represented by the Barclays Commercial Mortgage Backed Securities Index and Barclays High Yield Corporate Index, which outperformed equivalent-duration U.S. treasuries by 2.69% and 1.93%, respectively. Over this period, non-agency mortgage performance as represented by the total return of the MarkIt ABX Home Equity AAA 06-2 Index was -3.22%, -0.31% and 3.67% in November, December and January, respectively.

Markets continued their outperformance in February and March as positive developments, and a decline in negative announcements, supported demand for non-treasury sectors. In February, the Fed announced the private sale of the remaining assets in its Maiden Lane II portfolio to Credit Suisse Group AG. This portfolio primarily consisted of non-agency mortgage assets that were acquired in 2008 from American International Group Inc. (AIG) to alleviate capital and liquidity pressures on the company. A portion of the Maiden Lane II portfolio was sold off in the open market in 2011, but sales were halted after the drawn out sales process started to materially depress sub-prime non-agency mortgage asset prices. This transaction was seen as a positive development as it removed looming concerns of potentially another round of disruptive open market sales. The Fed stated that the combined sales of the Maiden Lane II portfolio netted a $2.8 billion profit for U.S. taxpayers. In the same month, the European Central Bank provided 800 eurozone banks with an additional €529.5 billion in low interest loans as part of the second round of its Long Term Refinancing Operations (“LTRO”). The LTRO program was a low cost loan scheme for European banks that was announced by the European Central Bank towards the end of 2011 in a bid to help ease the eurozone crisis. Round one was carried out in December 2011, when banks took €489 billion from the European Central Bank. Separate but related, the European Central Bank and the International Monetary Fund also finally agreed to a €130 billion bailout for Greece to help it avoid default. The combination of these developments reduced the short-term risk of negative knock-on effects to emerging market countries. This respite was reflected positively in emerging market debt performance, with the Barclays Emerging Market (USD) Index outperforming equivalent duration U.S. treasuries by 3.55% in February. In March, the results of the Fed’s stress test of the 19 largest U.S. banks’ capital adequacy were released. With 15 of the 19 banks passing the stress test, markets continued to rally. For February and March 2012, all credit sectors in the Barclays US Aggregate Bond Index outperformed their respective equivalent duration U.S. treasuries. In particular, investment grade corporate

Market Summary	9

Russell Investment Company

Market Summary as of October 31, 2012, continued — (Unaudited)

bonds (particularly the financial sub-sector), commercial mortgage-backed securities and emerging market debt lead the way. The Barclays Investment Grade Corporate Index, Barclays Commercial Mortgage Backed Securities Index and the Barclays Emerging Market (USD) Index outperformed equivalent duration U.S. treasuries by 2.00%, 2.07% and 5.13%, respectively. Non-agency mortgage performance as represented by the total return of the MarkIt ABX Home Equity AAA 06-2 Index was 4.88% and -0.27% in February and March, respectively.

However, risk aversion returned to the marketplace in April and May as negative news out of the U.S. and Europe dominated markets once again. U.S. economic data releases were lackluster as labor markets remained weak with initial jobless claims at the start of April elevated at approximately 388,000 according to the U.S. Department of Labor. The first quarter 2012 advanced U.S. Gross Domestic Product (“GDP”) release came in below expectations at a sluggish 2.2% according to the U.S. Bureau of Economic Analysis. In Europe, concerns over the solvency of Spanish banks were front and center in addition to S&P’s downgrade of Spain’s debt rating from A to BBB+ in April. In May, concerns continued to mount as Spanish yields continued to increase, reflecting growing perceived risk in the Spanish banking sector. In addition, investors had to deal with the uncertainty surrounding which party would win in the upcoming Greek elections. Greek parties had differing views on austerity and the outcome of the election was seen to influence whether or not Greece would exit the Euro. Up until this point, U.S. 10-year treasury yields had been increasing from 1.87% at the beginning of January 2012 to 2.21% at the end of March. Due to the negative developments in these two months, U.S. 10-year treasury yields decreased by 0.65% to 1.56% at the end of May, reflecting a flight-to-safety by investors. Over this period, all credit risk sectors in the Barclays U.S. Aggregate Bond Index underperformed equivalent duration U.S. treasuries. The asset-backed securities sector underperformed the least, as investors continued to see these securities as high quality and liquid. However, the Barclays US Mortgage Backed Securities Index, Barclays Investment Grade Corporate Index, Barclays Commercial Mortgage Backed Securities Index, Barclays High Yield Index and Barclays Emerging Market (USD) Index underperformed equivalent duration U.S. treasuries by 0.92%, 2.11%, 0.94%, 2.34% and 5.56%, respectively. Non-agency mortgage performance as represented by the total return of the MarkIt ABX Home Equity AAA 06-2 Index was 1.67% and -0.23% in April and May, respectively.

After these two tumultuous months, markets rallied until the end of the fiscal year as a series of central bank actions stimulated investors to resume risk taking. In June, Spain accepted a bailout package of up to €100 billion that focused on stabilizing the Spanish banking sector. Afterwards, the anxiety surrounding the Greek election subsided after the pro-bailout New Democracy party won the elections and gave hope to investors that Greece would stay in the Euro. The market’s positive momentum continued in July as Mario Draghi, president of the European Central Bank, publicly announced that the European Central Bank was ready to do whatever it takes to preserve the Euro. The Fed reaffirmed its commitment to keep rates low until end of 2014, but remained elusive about the possibility of releasing a third round of quantitative easing. Meanwhile, investors continued to bolster the markets on speculation that the Fed’s stimulus would be announced in the near future. In September, the Federal Reserve announced a third round of quantitative easing, as many had speculated, but surprised investors with the open ended nature of the stimulus program. The third round of quantitative easing (“Quantitative Easing III”) would be in the form of an additional $40 billion in agency mortgage backed securities purchases per month until labor markets substantially improved. While investors had already bid up agency mortgages in expectation of a stimulus program using agency mortgage purchases, the open ended nature of the announcement caused agency mortgages to further rally immediately after the announcement. The Fed also announced the continuation of Operation Twist (a program to sell short-term U.S. treasuries and buy longer-dated bonds) and revised its expectation of a rate rise to mid-2015. The culmination of the various developments over this period was highly supportive of risk assets. From June to October, the U.S. 10-year treasury yield increased from 1.56% at the end of May to 1.69% at the end of October. The Barclays US Mortgage Backed Securities Index, Barclays Investment Grade Corporate Index, Barclays Commercial Mortgage Backed Securities Index, Barclays High Yield Index and Barclays Emerging Market (USD) Index outperformed equivalent duration U.S. treasuries by 0.90%, 5.60%, 4.89%, 7.46% and 11.00%, respectively. Non-agency mortgage performance as represented by the total return of the MarkIt ABX Home Equity AAA 06-2 Index was very strong over this period, with the most outstanding month being September where the index returned 19.47%.

10	Market Summary

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Russell Investment Company

Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Russell U.S. Core Equity Fund - Class A ‡
	Total Return
1 Year	6.26%
5 Years	(3.18	)%§
10 Years	5.49	%§

Russell U.S. Core Equity Fund - Class C ‡‡
	Total Return
1 Year	11.89%
5 Years	(2.67	)%§
10 Years	5.77	%§

Russell U.S. Core Equity Fund - Class E
	Total Return
1 Year	12.78%
5 Years	(1.99	)%§
10 Years	6.14	%§

Russell U.S. Core Equity Fund - Class I
	Total Return
1 Year	13.13%
5 Years	(1.73	)%§
10 Years	6.42	%§

Russell U.S. Core Equity Fund - Class S ‡‡‡
	Total Return
1 Year	13.01%
5 Years	(1.82	)%§
10 Years	6.37	%§

Russell U.S. Core Equity Fund - Class Y
	Total Return
1 Year	13.24%
5 Years	(1.67	)%§
10 Years	6.49	%§

Russell 1000® Index **
	Total Return
1 Year	14.97%
5 Years	0.53	%§
10 Years	7.31	%§

12	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Russell U.S. Core Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of October 31, 2012, the Fund had seven money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Russell U.S. Core Equity Fund’s Class A, Class C, Class E, Class I, Class S and Class Y Shares gained 12.73%, 11.89%,12.78%, 13.13%, 13.01% and 13.24%, respectively. This is compared to the Fund’s benchmark, the Russell 1000® Index, which gained 14.97% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Large-Cap Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 13.38%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other that the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund finished the one year period moderately behind the Russell 1000® Index. In a year that saw relatively strong performance from U.S. large capitalization equity securities, the factor environment was not as conducive to many active managers as might have been expected. Many of the factors in favor throughout the year were more closely associated with a defensive market environment, in which the market ends lower than it began. Notwithstanding the market’s large upward move, defensive factors such as large market capitalization, low beta (low sensitivity to market movements) and high dividend yield were all rewarded. This pattern of factor performance was particularly detrimental to the excess return of the Fund.

The nearly linear payoff to the largest market capitalization stocks in the Russell 1000® Index was a significant headwind for the Fund during the period. The Fund’s managers had been underweighting the largest market capitalization stocks throughout the year, as they believed that these stocks had become relatively overvalued and did not offer as much growth potential as their medium capitalization counterparts.

The reward to the most defensive securities, in particular those with lower-than-market betas, was also a headwind to the Fund’s performance during the second quarter. During the year, the Fund’s managers had been underweighting lower beta stocks and choosing instead to purchase and hold stocks with modestly higher betas. This decision was not based on a top-down pro-risk view, but rather due to the attractive valuations at which higher beta stocks had come to trade. Stocks with higher betas sold-off dramatically during the market’s macro-driven decline in May. Because the reason for the selloff was not related to the company-specific growth and valuation characteristics, this provided an additional opportunity for active managers to select stocks with better than average growth rates and better than average balance sheets at below-benchmark valuation ratios. Following the difficulty during the second quarter, stocks with higher betas that had been sold off began to rally during the third quarter and also managed to outperform during the month of October, despite the market’s downward move in the month.

The reward to stocks with higher dividend yield was also a significant headwind to the Fund’s performance during the fiscal year. Many active managers began to view this particular area of the market as overbought and many of the individual securities were expensive relative to their historical valuations. Some managers also avoided these stocks due to their unattractive balance sheets and perceived lack of growth potential. As the marginal purchasers within this area of the market were not viewed to be active money managers seeking to beat stock indexes, some pundits posited that these stocks were being supported by those seeking higher-than-Treasury bond yields in an era where U.S. Treasury bonds had yielded less than stocks for many years.

The Fund’s overweight to stocks with low price-to-earnings ratios was also penalized during the fiscal year. The Fund’s managers had been purchasing these stocks due to the unique opportunity to simultaneously hold a portfolio of stocks that were ‘cheaper’ than the market and offered superior growth rates without compromising on balance sheet strength.

The Fund was well positioned during fiscal year from a sector weighting perspective. The Fund’s overweights to the consumer discretionary and health care sectors were both rewarded during the year.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

During the course of the fiscal year, the Fund was positioned for a moderate economic recovery. The Fund had benchmark relative overweights to stocks with high forecast growth, low valuations and lower dividend yield. The Fund performed well

Russell U.S. Core Equity Fund	13

Russell Investment Company

Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

early in the fiscal year, with strong benchmark relative performance in each of the first three calendar months of 2012. The Spring of 2012 proved to be more difficult and the Fund encountered a poor market environment relative to its factor positioning. The large market selloff during the month of May was problematic for the Fund and accounted for almost all of the Fund’s fiscal year underperformance. The focus of investors during this time was on macroeconomic uncertainty, and investors favored larger more defensive securities, to which the Fund was underweighted.

The Fund performed well toward the end of the fiscal year, particularly in the months of August, September and October, as investors focused on individual stock specifics. Notwithstanding the difficulty faced during the second quarter, the Fund was on average well positioned from sector perspective, with benchmark relative overweights to the consumer discretionary and health care sectors.

None of the five managers in the Fund for the entire period outperformed their respective benchmarks for the fiscal year. This underperformance is evidence of the difficulty encountered by active managers. The factor rewards to the largest capitalization stocks and to stocks with higher dividend yield, particularly during a time of strong equity market performance, made for a challenging environment for stock pickers. However, both of the managers that were added to the Fund during the fiscal year, Sustainable Growth Advisors, LP and Jacobs Levy Equity Management, Inc., outperformed their respective benchmarks from the time they were added to the Fund until the fiscal year end.

Sustainable Growth Advisers, LP (“Sustainable”) was added to the Fund in December 2011 and outperformed the Russell 1000® Growth Index for the portion of the fiscal year in which it was a money manager for the Fund. Sustainable benefited from an overweight to stocks with high forecast growth during the year. Within large cap growth stocks, unlike the broader large capitalization stock universe, an underweight to stocks with high dividend yield contributed to benchmark outperformance. Sector exposure effects were positive for Sustainable due to a moderate energy underweight and a health care overweight. In addition to the positive impact from both sector and factor positioning, Sustainable generated a large amount of excess return due to positive stock selection effects.

Columbus Circle Investors (“Columbus Circle”) underperformed the Russell 1000® Growth Index for the fiscal year. Columbus Circle’s underweight to the largest capitalization stocks within the Index was a headwind to relative performance. A tilt toward stocks with higher betas also detracted from performance. Columbus Circle was well positioned from a sector exposure perspective, with an energy underweight and a financial services overweight.

Lazard Asset Management LLC (“Lazard”) moderately underperformed the Russell 1000® Index for the fiscal year.

Lazard’s underweight to the largest market capitalization stocks and to stocks with high dividend yield both detracted from benchmark relative performance over the year. Sector exposure effects were positive for Lazard due to overweights to the health care and consumer discretionary sectors.

Suffolk Capital Management, LLC (“Suffolk”) underperformed the Russell 1000® Index for the fiscal year. Suffolk’s underweight to the largest capitalization stocks within the Index was a headwind to relative performance during the year. A tilt toward stocks with higher betas also detracted from excess return. Suffolk’s underweights to the traditionally more defensive health care and consumer staples sectors detracted from benchmark relative performance.

Institutional Capital Management LLC (“ICAP”) modestly underperformed the Russell 1000® Value Index for the fiscal year, finishing nearly even. An overweight to stocks with above-benchmark long-term forecast growth was not rewarded relative to the Index. ICAP’s sector exposures were a headwind to performance due to a technology overweight. ICAP’s underweight to stocks with high betas was rewarded during the fiscal year.

Schneider Capital Management Corporation (“Schneider”) underperformed the Russell 1000® Value Index for the fiscal year. Schneider’s underweights to the largest capitalization stocks within the Index and to stocks with high dividend yield were headwinds to relative performance during the year. Schneider’s large overweight to stocks with high forecast growth was also penalized. An overweight to stocks with more cyclical earnings patterns detracted from benchmark relative performance.

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) was added to the Fund in September 2012 and outperformed its blended benchmark of approximately 70% Russell 1000® Defensive Index and approximately 30% Russell 1000® Value Index for the portion of the fiscal year in which it was a money manager for the Fund. Jacobs Levy benefited from an overweight to the financial services sector and an underweight to the technology sector.

Montag & Cladwell LLC (“Montag”) was terminated in December 2011 and outperformed the Russell 1000® Growth Index during the portion of the fiscal year in which it was a money manager for the Fund. Stock selection effects were the largest driver of Montag’s excess return and were best within the consumer discretionary sector. Montag benefited from an overweight to the consumer staples sector and an underweight to the technology sector during this time.

First Eagle Investment Management, LLC (“First Eagle”) was terminated in December 2011 and outperformed the Fund’s benchmark during the portion of the fiscal year in which it was a money manager for the Fund. The majority of excess return generated during this time was due to positive stock selection effects, particularly within the energy and consumer discretionary sectors.

14	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

MFS Institutional Advisors, Inc. (“MFS”) was terminated in December 2011 and outperformed the Russell 1000® Value Index during the portion of the fiscal year in which it was a money manager for the Fund. MFS benefited from positive sector exposure effects, in particular an overweight to consumer staples and an underweight to financial services.

BlackRock Capital Management, Inc. (“BlackRock”) was terminated in August 2012 and underperformed the Russell 1000® Growth Index during the portion of the fiscal year in which it was a money manager for the Fund. BlackRock’s higher growth, earnings momentum investment strategy was largely out of favor during the period. An overweight to stocks with higher forecast growth and an underweight to stocks with higher market capitalization both detracted from benchmark relative performance.

Snow Capital Management L.P. (“Snow”) was terminated in August 2012 and underperformed the Russell 1000® Value Index during the portion of the fiscal year in which it was a money manager for the Fund. Not holding any securities within the utilities sector was a headwind to relative performance during the period. Stock selection effects within the financial services sector also detracted from returns.

Until February 28, 2012, RIMCo employed a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determined not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzed the holdings in the Fund segments assigned to money managers to identify particular stocks that had been selected and were held in overweight positions by multiple money managers. RIMCo used a proprietary model to rank these stocks. Based on this ranking, RIMCo purchased additional shares of certain stocks for the Fund. RIMCo performed this analysis and ranking, and purchased or sold stocks based on this analysis and ranking, on a regular, periodic basis. The strategy was designed to increase the Fund’s exposure to stocks that were viewed as attractive by multiple money managers. The select holdings strategy performed behind expectations during the period. The strategy’s overweight to stocks with lower market capitalization and to stocks with lower price-to-book ratios were both detrimental to performance. The strategy’s stock selection effects were also negative and detracted most within the energy and technology sectors.

During the month of June, RIMCo began to manage a portion of the Fund’s assets directly as a means to manage the Fund’s factor exposures by providing exposure to lower beta “defensive” stocks that tend to be underweighted by active managers. The strategy is a passive index replication strategy that consists of the stocks in the Russell Top 200® Defensive Index. RIMCo’s strategy performed in line with expectations and provided the desired performance pattern during the time it was employed by the Fund.

Describe any changes to the Fund’s structure or the money manager line-up.

In December 2011, RIMCo terminated Montag & Cladwell LLC, First Eagle Investment Management, LLC and MFS Institutional Advisors, Inc. and hired Sustainable Growth Advisers, LP.

In August 2012, RIMCo terminated BlackRock Capital Management, Inc. and Snow Capital Management L.P. and in September hired Jacobs Levy Equity Management, Inc.

In June 2012, RIMCo began to manage a portion of the Fund’s assets directly as a means to manage the Fund’s factor exposures by providing exposure to lower beta “defensive” stocks that tend to be underweighted by active managers. The strategy is a passive index replication strategy that consists of the stocks in the Russell Top 200® Defensive Index.

Money Managers as of October 31, 2012	Styles
Columbus Circle Investors	Growth
Lazard Asset Management LLC	Market-Oriented
Suffolk Capital Management LLC	Market-Oriented
Institutional Capital Management LLC	Value
Schneider Capital Management Corporation	Value
Sustainable Growth Advisers, LP	Growth
Jacobs Levy Equity Management, Inc.	Defensive Value

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

Russell U.S. Core Equity Fund	15

Russell Investment Company

Russell U.S. Core Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

*	Assumes initial investment on November 1, 2002.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,006.80	$1,019.71
Expenses Paid During Period*	$5.45	$5.48

*	Expenses are equal to the Fund’s annualized expense ratio of 1.08% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,002.96	$1,015.94
Expenses Paid During Period*	$9.21	$9.27

*	Expenses are equal to the Fund’s annualized expense ratio of 1.83% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,006.92	$1,019.91
Expenses Paid During Period*	$5 .25	$5.28

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Core Equity Fund	17

Russell Investment Company

Russell U.S. Core Equity Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,008.60	$1,021.37
Expenses Paid During Period*	$3.79	$3.81

*	Expenses are equal to the Fund’s annualized expense ratio of 0.75% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,007.93	$1,020.96
Expenses Paid During Period*	$4.19	$4.22

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,009.03	$1,021.92
Expenses Paid During Period*	$3.23	$3.25

*	Expenses are equal to the Fund’s annualized expense ratio of 0.64% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

18	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Common Stocks - 95.0%
Consumer Discretionary - 15.6%
Advance Auto Parts, Inc.	21,800	1,547
Aegean Marine Petroleum Network, Inc.	125,175	677
Amazon.com, Inc. (Æ)	40,350	9,394
AMC Networks, Inc. Class A (Æ)	10,300	481
American Eagle Outfitters, Inc.	343,900	7,177
AutoZone, Inc. (Æ)	28,902	10,838
Big Lots, Inc. (Æ)	82,200	2,395
Carnival Corp.	67,890	2,572
Coach, Inc.	1,253	70
Comcast Corp. Class A (Æ)	555,407	20,327
Costco Wholesale Corp.	47,835	4,708
DIRECTV (Æ)	79,985	4,088
Dollar Tree, Inc. (Æ)	53,000	2,113
eBay, Inc. (Æ)	422,150	20,386
Estee Lauder Cos., Inc. (The) Class A	42,293	2,606
Expedia, Inc.	10,700	633
Ford Motor Co.	174,400	1,946
Gap, Inc. (The)	93,606	3,344
General Motors Co. (Æ)	51,600	1,316
Genuine Parts Co.	29,500	1,846
Hanesbrands, Inc. (Æ)	77,100	2,581
Hasbro, Inc. (Ñ)	50,800	1,828
Hertz Global Holdings, Inc. (Æ)	325,000	4,313
Home Depot, Inc.	117,441	7,209
John Wiley & Sons, Inc. Class A (Æ)	18,800	816
Johnson Controls, Inc.	357,300	9,201
Kohl’s Corp.	46,400	2,472
Las Vegas Sands Corp.	60,487	2,809
Lear Corp.	130,300	5,551
Limited Brands, Inc.	51,550	2,469
Lowe’s Cos., Inc.	185,206	5,997
Lululemon Athletica, Inc. (Æ)	18,361	1,267
Macy’s, Inc.	148,700	5,661
Marriott International, Inc. Class A	134,900	4,921
McDonald’s Corp.	94,919	8,239
Meritage Homes Corp. (Æ)	47,420	1,754
MGM Resorts International (Æ)	218,866	2,257
Michael Kors Holdings, Ltd. (Æ)	62,674	3,428
Newell Rubbermaid, Inc.	204,900	4,229
News Corp. Class A	21,800	521
Nike, Inc. Class B	43,042	3,933
NVR, Inc. (Æ)	6,957	6,287
O’Reilly Automotive, Inc. (Æ)	19,300	1,654
Orient-Express Hotels, Ltd. Class A (Æ)	83,740	982
Panera Bread Co. Class A (Æ)	9,700	1,636
Papa John’s International, Inc. (Æ)	12,000	640
PetSmart, Inc.	32,900	2,184
priceline.com, Inc. (Æ)	900	516
PVH Corp.	7,600	836
Ross Stores, Inc.	44,900	2,737
Signet Jewelers, Ltd.	20,400	1,056
Sirius XM Radio, Inc. (Æ)	437,300	1,224
Snap-on, Inc.	40,165	3,106
Starbucks Corp.	295,538	13,565
Starwood Hotels & Resorts Worldwide, Inc. (ö)	106,700	5,532

	Principal Amount ($) or Shares	Fair Value $
Target Corp.	11,194	714
Time Warner, Inc.	676,000	29,372
TJX Cos., Inc.	93,638	3,898
Toll Brothers, Inc. (Æ)	164,955	5,445
Tractor Supply Co.	12,470	1,200
Ulta Salon Cosmetics & Fragrance, Inc.	22,841	2,106
Under Armour, Inc. Class A (Æ)	20,729	1,083
Urban Outfitters, Inc. (Æ)	45,944	1,643
VF Corp.	7,100	1,111
Viacom, Inc. Class B	471,400	24,169
Wal-Mart Stores, Inc.	250,346	18,781
Walt Disney Co. (The)	84,684	4,155
Whirlpool Corp.	33,200	3,243
Wolverine World Wide, Inc.	44,500	1,863
Yum! Brands, Inc.	280,944	19,697

		340,355

Consumer Staples - 6.5%
Altria Group, Inc.	34,469	1,096
Archer-Daniels-Midland Co.	144,950	3,891
Beam, Inc.	12,100	672
Campbell Soup Co.	36,800	1,298
Church & Dwight Co., Inc.	11,700	594
Cia de Bebidas das Americas - ADR	183,240	7,474
Coca-Cola Co. (The)	752,618	27,982
Colgate-Palmolive Co.	185,322	19,451
ConAgra Foods, Inc.	20,800	579
Constellation Brands, Inc. Class A (Æ)	93,900	3,318
CVS Caremark Corp.	270,405	12,547
Dean Foods Co. (Æ)	71,000	1,196
General Mills, Inc.	10,923	438
Hershey Co. (The)	31,100	2,141
HJ Heinz Co.	6,900	397
Kellogg Co.	4,057	212
Kimberly-Clark Corp.	6,636	554
Kraft Foods Group, Inc. (Æ)	36,247	1,649
Kroger Co. (The)	86,900	2,192
Lorillard, Inc.	10,900	1,265
Mead Johnson Nutrition Co. Class A	28,800	1,776
Molson Coors Brewing Co. Class B	187,831	8,103
Mondelez International, Inc. Class A	108,839	2,889
Monster Beverage Corp. (Æ)	20,600	920
PepsiCo, Inc.	35,902	2,486
Philip Morris International, Inc.	72,111	6,386
Procter & Gamble Co. (The)	178,643	12,369
Ralcorp Holdings, Inc. (Æ)	40,260	2,906
Reynolds American, Inc.	5,533	230
Sysco Corp.	266,265	8,273
Walgreen Co.	28,299	997
Whole Foods Market, Inc.	41,111	3,894

		140,175

Energy - 9.9%
Apache Corp.	17,300	1,432
Arch Coal, Inc. (Ñ)	725,175	5,772
Atwood Oceanics, Inc. (Æ)	7,800	373
BP PLC - ADR	21,960	942

Russell U.S. Core Equity Fund	19

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Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Cabot Oil & Gas Corp.	52,858	2,483
Chesapeake Energy Corp. (Ñ)	330,275	6,691
Chevron Corp.	256,073	28,222
ConocoPhillips (Ñ)	206,146	11,926
CONSOL Energy, Inc.	224,400	7,890
Devon Energy Corp.	191,705	11,159
Diamond Offshore Drilling, Inc.	26,700	1,849
Exxon Mobil Corp.	441,723	40,272
Halliburton Co.	387,726	12,520
Hornbeck Offshore Services, Inc. (Æ)	6,800	236
Hubbell, Inc. Class B (Æ)	2,200	184
Marathon Oil Corp.	140,100	4,211
Marathon Petroleum Corp.	23,100	1,269
Murphy Oil Corp.	19,300	1,158
National Oilwell Varco, Inc.	185,889	13,700
Newfield Exploration Co. (Æ)	30,300	822
Noble Energy, Inc.	62,574	5,945
Occidental Petroleum Corp.	190,731	15,060
Oceaneering International, Inc.	13,900	727
Peabody Energy Corp.	216,660	6,045
Phillips 66 (Æ)	84,750	3,997
Pioneer Natural Resources Co. (Ñ)	10,500	1,109
Rowan Companies PLC (Æ)	12,200	387
Schlumberger, Ltd.	170,046	11,823
Southwestern Energy Co. (Æ)	208,150	7,223
Spectra Energy Corp.	10,997	317
Superior Energy Services, Inc. (Æ)	81,400	1,655
Tesoro Corp.	27,900	1,052
Valero Energy Corp.	33,355	971
Walter Energy, Inc. Class A	64,500	2,255
Whiting Petroleum Corp. (Æ)	81,400	3,420
WPX Energy, Inc. (Æ)	62,570	1,060

		216,157

Financial Services - 13.9%
ACE, Ltd.	62,141	4,887
Alleghany Corp. (Æ)	3,650	1,269
Allied World Assurance Co. Holdings AG	26,400	2,120
Allstate Corp. (The)	106,475	4,257
American Express Co.	299,432	16,759
American Tower Corp. Class A (ö)	3,310	249
Ameriprise Financial, Inc.	104,134	6,078
Arch Capital Group, Ltd. (Æ)	12,400	548
Aspen Insurance Holdings, Ltd.	67,700	2,190
Assured Guaranty, Ltd.	211,204	2,934
Axis Capital Holdings, Ltd.	98,080	3,553
Bank of America Corp.	646,300	6,024
Bank of New York Mellon Corp. (The)	60,900	1,505
BB&T Corp.	267,250	7,737
Berkshire Hathaway, Inc. Class B (Æ)	38,083	3,289
BlackRock, Inc. Class A	3,502	664
Capital One Financial Corp.	408,846	24,600
Chubb Corp. (The)	57,450	4,423
Citigroup, Inc.	1,003,822	37,533
City National Corp.	17,600	899
Comerica, Inc.	30,900	921
Cullen/Frost Bankers, Inc.	12,400	686

	Principal Amount ($) or Shares	Fair Value $
Discover Financial Services	212,630	8,718
Endurance Specialty Holdings, Ltd.	53,500	2,169
Everest Re Group, Ltd.	21,800	2,421
Extra Space Storage, Inc. (ö)	25,400	876
Fifth Third Bancorp	84,600	1,229
First Republic Bank	76,100	2,614
FirstMerit Corp.	47,500	658
Franklin Resources, Inc.	1,490	190
Fulton Financial Corp.	38,300	372
Genworth Financial, Inc. Class A (Æ)	121,315	723
Hanover Insurance Group, Inc. (The)	44,400	1,603
Hartford Financial Services Group, Inc.	244,800	5,315
Huntington Bancshares, Inc.	270,300	1,727
Iberiabank Corp.	3,200	159
Jack Henry & Associates, Inc.	36,100	1,372
Janus Capital Group, Inc.	379,300	3,224
JPMorgan Chase & Co.	503,705	20,994
KeyCorp	145,240	1,223
Liberty Property Trust (ö)	6,000	211
Lincoln National Corp.	137,300	3,404
Loews Corp.	1,855	78
Marsh & McLennan Cos., Inc.	8,396	286
Mastercard, Inc. Class A	20,422	9,413
MetLife, Inc.	257,950	9,155
National Health Investors, Inc. (ö)	2,800	150
Northern Trust Corp.	21,600	1,032
PartnerRe, Ltd. - ADR	45,300	3,669
PNC Financial Services Group, Inc.	82,407	4,795
ProAssurance Corp.	7,900	706
Prudential Financial, Inc.	120,700	6,886
Public Storage (ö)	2,155	299
Realogy Holdings Corp. (Æ)	3,970	141
Regions Financial Corp.	528,600	3,447
RenaissanceRe Holdings, Ltd.	33,130	2,696
Simon Property Group, Inc. (ö)	4,700	715
Sovran Self Storage, Inc. (ö)	5,600	324
State Street Corp.	235,500	10,496
SunTrust Banks, Inc.	304,388	8,279
Thomson Reuters Corp.	1,808	51
Total System Services, Inc.	96,400	2,168
Travelers Cos., Inc. (The)	101,700	7,215
Visa, Inc. Class A	137,916	19,137
Wells Fargo & Co.	507,580	17,100
Western Union Co. (The)	101,250	1,286
WR Berkley Corp.	26,905	1,046

		302,897

Health Care - 14.8%
Abbott Laboratories	99,161	6,497
Aetna, Inc.	26,900	1,176
Alexion Pharmaceuticals, Inc. (Æ)	38,102	3,444
Allergan, Inc.	69,524	6,252
Amarin Corp. PLC - ADR (Æ)(Ñ)	204,700	2,411
Amgen, Inc.	69,474	6,013
Ariad Pharmaceuticals, Inc. (Æ)	51,300	1,105
Baxter International, Inc.	336,418	21,070
Becton Dickinson and Co.	3,410	258

20	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Biogen Idec, Inc. (Æ)	32,125	4,440
Bio-Rad Laboratories, Inc. Class A (Æ)	10,300	1,044
Boston Scientific Corp. (Æ)	199,500	1,025
Bristol-Myers Squibb Co.	61,608	2,048
Brookdale Senior Living, Inc. Class A (Æ)	167,185	3,922
Cardinal Health, Inc.	5,817	239
CareFusion Corp. (Æ)	317,000	8,420
Celgene Corp. (Æ)	55,355	4,059
Cerner Corp. (Æ)	129,980	9,903
Charles River Laboratories International, Inc. (Æ)	36,700	1,370
Covidien PLC	179,369	9,856
CR Bard, Inc.	19,700	1,895
Cyberonics, Inc. (Æ)	11,300	523
Edwards Lifesciences Corp. (Æ)	14,600	1,268
Eli Lilly & Co.	143,353	6,971
Express Scripts Holding Co. (Æ)	53,800	3,311
Forest Laboratories, Inc. (Æ)	99,700	3,361
Gilead Sciences, Inc. (Æ)	168,737	11,332
Haemonetics Corp. (Æ)	15,900	1,299
Hill-Rom Holdings, Inc.	21,300	598
Humana, Inc.	37,600	2,793
Intuitive Surgical, Inc. (Æ)	15,137	8,208
Johnson & Johnson	418,158	29,614
Magellan Health Services, Inc. (Æ)	30,400	1,525
McKesson Corp.	205,477	19,173
Medtronic, Inc.	31,761	1,321
Merck & Co., Inc.	188,057	8,581
Mylan, Inc. (Æ)	370,280	9,383
Novartis AG - ADR	180,400	10,907
Novo Nordisk A/S - ADR	42,750	6,852
PDL BioPharma, Inc. (Ñ)	157,100	1,170
Perrigo Co.	74,830	8,606
Pfizer, Inc.	2,274,630	56,570
Sirona Dental Systems, Inc. (Æ)	22,600	1,294
Stryker Corp.	55,911	2,941
Team Health Holdings, Inc. (Æ)	10,400	277
Thermo Fisher Scientific, Inc.	6,193	378
UnitedHealth Group, Inc.	249,276	13,959
Valeant Pharmaceuticals International, Inc. (Æ)	48,489	2,712
Vertex Pharmaceuticals, Inc. (Æ)	64,600	3,116
Watson Pharmaceuticals, Inc. Class B (Æ)	28,345	2,436
WellPoint, Inc.	18,100	1,109
West Pharmaceutical Services, Inc.	4,100	221
Zimmer Holdings, Inc.	62,000	3,981

		322,237

Materials and Processing - 4.7%
Air Products & Chemicals, Inc.	3,363	261
Barrick Gold Corp.	294,700	11,935
Brown-Forman Corp. Class B - ADR (Æ)	38,300	2,453
Carpenter Technology Corp.	5,700	277
Commercial Metals Co.	34,100	469
Ecolab, Inc.	183,279	12,756
EI du Pont de Nemours & Co.	101,500	4,519
Freeport-McMoRan Copper & Gold, Inc.	84,700	3,293

	Principal Amount ($) or Shares	Fair Value $
Greif, Inc. Class A	5,000	210
LyondellBasell Industries NV Class A	54,496	2,910
Masco Corp. (Ñ)	80,418	1,214
Monsanto Co.	380,359	32,737
Mosaic Co. (The)	84,300	4,412
Mueller Industries, Inc.	6,800	298
Newmont Mining Corp.	61,600	3,360
Owens-Illinois, Inc. (Æ)	80,900	1,577
Packaging Corp. of America	22,500	794
PPG Industries, Inc.	19,300	2,260
Praxair, Inc.	83,415	8,859
Precision Castparts Corp.	2,451	424
Rockwood Holdings, Inc.	6,700	308
RPM International, Inc.	25,300	674
Schweitzer-Mauduit International, Inc.	8,300	291
Sherwin-Williams Co. (The)	30,550	4,356
WR Grace & Co. (Æ)	4,900	314

		100,961

Producer Durables - 10.1%
3M Co.	60,553	5,304
Accenture PLC Class A	148,888	10,036
ADT Corp. (The) (Æ)	94,931	3,941
AGCO Corp. (Æ)	21,500	978
Air Lease Corp. Class A (Æ)	19,600	408
Alliant Techsystems, Inc.	41,300	2,366
Automatic Data Processing, Inc.	264,075	15,261
Babcock & Wilcox Co. (The) (Æ)	43,800	1,129
Boeing Co. (The)	143,720	10,124
Canadian Pacific Railway, Ltd.	12,400	1,142
Caterpillar, Inc.	65,661	5,569
Chicago Bridge & Iron Co. NV	8,500	319
Con-way, Inc.	33,400	972
Corporate Executive Board Co. (The)	9,400	423
Corrections Corp. of America	113,948	3,834
CSX Corp.	782	16
Cummins, Inc.	99,362	9,298
Danaher Corp.	9,824	508
Danone - ADR (Æ)	469,280	5,772
Deere & Co.	70,193	5,997
Eaton Corp. (Ñ)	65,500	3,093
EMCOR Group, Inc.	16,700	537
Emerson Electric Co.	7,321	355
FedEx Corp.	89,146	8,201
General Dynamics Corp.	5,355	365
General Electric Co.	1,018,250	21,444
Granite Construction, Inc.	33,700	1,018
Harsco Corp.	79,000	1,579
Honeywell International, Inc.	397,155	24,322
Huntington Ingalls Industries, Inc. (Æ)	1,500	64
Illinois Tool Works, Inc.	6,629	407
Itron, Inc. (Æ)	14,300	587
JB Hunt Transport Services, Inc.	9,100	534
Joy Global, Inc.	109,910	6,864
KBR, Inc.	31,800	886
L-3 Communications Holdings, Inc.	9,700	716
Landstar System, Inc.	4,900	248

Russell U.S. Core Equity Fund	21

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Lexmark International, Inc. Class A (Ñ)	141,200	3,002
Lockheed Martin Corp.	47,598	4,458
Magna International, Inc. Class A	43,750	1,943
Moog, Inc. Class A (Æ)	4,800	178
Navistar International Corp. (Æ)(Ñ)	134,543	2,523
Norfolk Southern Corp.	4,632	284
Northrop Grumman Corp.	3,748	257
Orbital Sciences Corp. (Æ)	14,300	192
Parker Hannifin Corp. (Ñ)	72,500	5,703
Paychex, Inc.	75,200	2,439
Pentair, Ltd. (Æ)	72,800	3,075
Raytheon Co.	156,573	8,856
Republic Services, Inc. Class A	70,100	1,987
Rockwell Collins, Inc.	33,900	1,816
Stanley Black & Decker, Inc.	39,600	2,744
Tetra Tech, Inc. (Æ)	12,600	327
Textron, Inc.	37,900	955
Tidewater, Inc.	17,400	827
Toro Co. (The)	25,900	1,093
Tyco International, Ltd.	142,062	3,817
UniFirst Corp.	2,500	174
Union Pacific Corp.	77,381	9,520
United Parcel Service, Inc. Class B	12,268	899
United Technologies Corp.	54,339	4,247
URS Corp.	26,700	894
Waste Management, Inc.	7,784	255
Xylem, Inc.	116,900	2,836

		219,918

Technology - 16.2%
Adobe Systems, Inc. (Æ)	152,445	5,183
Altera Corp.	110,100	3,356
Apple, Inc.	95,010	56,540
Applied Materials, Inc.	134,000	1,420
Arris Group, Inc. (Æ)	36,600	503
Avago Technologies, Ltd.	188,261	6,218
Avnet, Inc. (Æ)	12,105	347
Benchmark Electronics, Inc. (Æ)	17,500	259
BMC Software, Inc. (Æ)	94,300	3,838
Broadcom Corp. Class A (Æ)	51,500	1,624
Brocade Communications Systems, Inc. (Æ)	162,100	859
Ciena Corp. (Æ)	17,400	216
Cisco Systems, Inc.	2,183,032	37,417
Citrix Systems, Inc. (Æ)	45,200	2,794
Cognizant Technology Solutions Corp. Class A (Æ)	3,377	225
Cornerstone OnDemand, Inc. (Æ)	22,600	633
Dell, Inc.	64,305	594
Electronic Arts, Inc. (Æ)	51,300	634
EMC Corp. (Æ)	369,845	9,032
Facebook, Inc. Class A (Æ)(Ñ)	35,200	743
Google, Inc. Class A (Æ)	46,641	31,705
IAC/InterActiveCorp	20,900	1,011
Intel Corp.	436,364	9,436
International Business Machines Corp.	113,202	22,021
Ixia (Æ)	20,600	289
LinkedIn Corp. Class A (Æ)	23,509	2,514

	Principal Amount ($) or Shares	Fair Value $
Marvell Technology Group, Ltd.	61,900	488
Maxim Integrated Products, Inc.	142,800	3,931
MEMC Electronic Materials, Inc. (Æ)	150,870	380
Mentor Graphics Corp. (Æ)	19,700	306
Microsoft Corp.	1,226,887	35,009
MKS Instruments, Inc.	3,900	92
Molex, Inc.	112,000	2,909
Motorola Solutions, Inc.	44,500	2,300
NetApp, Inc. (Æ)	35,500	955
NVIDIA Corp. (Æ)	4,600	55
Oracle Corp.	397,046	12,328
QUALCOMM, Inc.	379,805	22,247
Red Hat, Inc. (Æ)	168,810	8,300
RF Micro Devices, Inc. (Æ)	61,100	269
SAIC, Inc.	3,078	34
Salesforce.com, Inc. (Æ)	24,057	3,512
SAP AG - ADR (Ñ)	124,870	9,103
Silicon Laboratories, Inc. (Æ)	18,600	752
Symantec Corp. (Æ)	55,000	1,000
Synopsys, Inc. (Æ)	96,300	3,101
Tellabs, Inc.	237,400	693
Teradata Corp. (Æ)	40,455	2,764
Texas Instruments, Inc.	736,270	20,682
VeriSign, Inc. (Æ)	38,900	1,442
Vodafone Group PLC - ADR	608,700	16,569
Western Digital Corp.	12,700	435
Xilinx, Inc.	103,000	3,374

		352,441

Utilities - 3.3%
AES Corp.	92,200	963
Ameren Corp.	31,600	1,039
American Electric Power Co., Inc.	21,479	955
American Water Works Co., Inc.	7,500	276
AT&T, Inc.	558,783	19,328
Black Hills Corp.	3,100	111
CenturyLink, Inc.	60,280	2,314
CMS Energy Corp.	73,300	1,783
Consolidated Edison, Inc.	36,099	2,180
Dominion Resources, Inc.	60,110	3,173
DTE Energy Co.	29,300	1,820
Duke Energy Corp.	9,294	610
El Paso Electric Co.	45,100	1,533
Encana Corp. (Ñ)	309,750	6,985
Entergy Corp.	13,000	944
Exelon Corp.	145,324	5,200
FirstEnergy Corp.	20,984	959
GenOn Energy, Inc. (Æ)	786,440	2,021
NextEra Energy, Inc.	60,607	4,246
NiSource, Inc.	7,100	181
NV Energy, Inc.	72,300	1,374
PG&E Corp.	90,512	3,849
Pinnacle West Capital Corp.	7,500	397
Public Service Enterprise Group, Inc.	8,514	273
Southern Co.	27,423	1,284
Sprint Nextel Corp. (Æ)	203,516	1,127
Telephone & Data Systems, Inc.	27,200	676

22	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

UIL Holdings Corp.	8,800		318
Verizon Communications, Inc.	95,137		4,247
Wisconsin Energy Corp.	25,200		969
Xcel Energy, Inc.	45,200		1,278

			72,413

Total Common Stocks (cost $1,842,051)			2,067,554

Investments in Other Funds - 0.0%
Financial Services - 0.0%
iShares Russell 1000 Value Index Fund	5,339		383

Total Investments in Other Funds (cost $363)			383

Short-Term Investments - 4.8%
Russell U.S. Cash Management Fund	103,859,218	(¥)	103,859

Total Short-Term Investments (cost $103,859)			103,859

Other Securities - 0.6%
Russell U.S. Cash Collateral Fund (×)	13,864,392	(¥)	13,864

Total Other Securities (cost $13,864)			13,864

Total Investments - 100.4% (identified cost $1,960,137)			2,185,660

Other Assets and Liabilities, Net - (0.4%)			(8,469)

Net Assets - 100.0%			2,177,191

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund	23

Russell Investment Company

Russell U.S. Core Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 1000 Mini Index Futures (CME)	148	USD	11,495	12/12	(157)
S&P 500 E-Mini Index Futures (CME)	1,342	USD	94,396	12/12	(1,915)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(2,072)

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$340,355	$—	$—	$340,355	15.6
Consumer Staples	140,175	—	—	140,175	6.5
Energy	216,157	—	—	216,157	9.9
Financial Services	302,897	—	—	302,897	13.9
Health Care	322,237	—	—	322,237	14.8
Materials and Processing	100,961	—	—	100,961	4.7
Producer Durables	219,918	—	—	219,918	10.1
Technology	352,441	—	—	352,441	16.2
Utilities	72,413	—	—	72,413	3.3
Investments in Other Funds	383	—	—	383	— *
Short-Term Investments	—	103,859	—	103,859	4.8
Other Securities	—	13,864	—	13,864	0.6

Total Investments	2,067,937	117,723	—	2,185,660	100.4

Other Assets and Liabilities, Net					(0.4)

					100.0

Other Financial Instruments
Futures Contracts	(2,072)	—	—	(2,072)	(0.1)

Total Other Financial Instruments**	$(2,072)	$—	$—	$(2,072)

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

24	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Fair Value of Derivative Instruments — October 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$2,072

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$54,404

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(11,701)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund	25

Russell Investment Company

Russell U.S. Core Equity Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$1,960,137
Investments, at fair value*,**	2,185,660
Cash	2,003
Cash (restricted)(a)	42,180
Receivables:
Dividends and interest	1,935
Dividends from affiliated Russell funds	10
Investments sold	11,547
Fund shares sold	802
Prepaid expenses	14

Total assets	2,244,151

Liabilities
Payables:
Due to broker(b)	35,580
Investments purchased	7,381
Fund shares redeemed	8,416
Accrued fees to affiliates	1,332
Other accrued expenses	353
Daily variation margin on futures contracts	34
Payable upon return of securities loaned	13,864

Total liabilities	66,960

Net Assets	$2,177,191

See accompanying notes which are an integral part of the financial statements.

26	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,309
Accumulated net realized gain (loss)	(388,188)
Unrealized appreciation (depreciation) on:
Investments	225,523
Futures contracts	(2,072)
Shares of beneficial interest	720
Additional paid-in capital	2,339,899

Net Assets	$2,177,191

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$30.29
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$32.14
Class A — Net assets	$29,349,441
Class A — Shares outstanding ($.01 par value)	968,846
Net asset value per share: Class C(#)	$30.01
Class C — Net assets	$53,221,892
Class C — Shares outstanding ($.01 par value)	1,773,209
Net asset value per share: Class E(#)	$30.29
Class E — Net assets	$25,074,815
Class E — Shares outstanding ($.01 par value)	827,700
Net asset value per share: Class I(#)	$30.24
Class I — Net assets	$597,630,179
Class I — Shares outstanding ($.01 par value)	19,762,031
Net asset value per share: Class S(#)	$30.26
Class S — Net assets	$440,332,552
Class S — Shares outstanding ($.01 par value)	14,553,952
Net asset value per share: Class Y(#)	$30.21
Class Y — Net assets	$1,031,581,913
Class Y — Shares outstanding ($.01 par value)	34,147,274
Amounts in thousands

* Securities on loan included in investments	$20,700
** Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$117,723
(a) Cash Collateral for Futures	$42,180
(b) Due to Broker for Futures	$35,580

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund	27

Russell Investment Company

Russell U.S. Core Equity Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Dividends	$59,743
Dividends from affiliated Russell funds	251
Securities lending income	527

Total investment income	60,521

Expenses
Advisory fees	18,392
Administrative fees	1,638
Custodian fees	579
Distribution fees - Class A	73
Distribution fees - Class C	438
Transfer agent fees - Class A	54
Transfer agent fees - Class C	108
Transfer agent fees - Class E	110
Transfer agent fees - Class I	788
Transfer agent fees - Class S	2,346
Transfer agent fees - Class Y	45
Professional fees	155
Registration fees	179
Shareholder servicing fees - Class C	145
Shareholder servicing fees - Class E	148
Trustees’ fees	71
Printing fees	222
Miscellaneous	94

Expenses before reductions	25,585
Expense reductions	(30)

Net expenses	25,555

Net investment income (loss)	34,966

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	556,639
Futures contracts	54,404
Foreign currency-related transactions	1

Net realized gain (loss)	611,044

Net change in unrealized appreciation (depreciation) on:
Investments	(213,412)
Futures contracts	(11,701)

Net change in unrealized appreciation (depreciation)	(225,113)

Net realized and unrealized gain (loss)	385,931

Net Increase (Decrease) in Net Assets from Operations	$420,897

See accompanying notes which are an integral part of the financial statements.

28	Russell U.S. Core Equity Fund

Russell Investment Company

Russell U.S. Core Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$34,966	$37,791
Net realized gain (loss)	611,044	252,641
Net change in unrealized appreciation (depreciation)	(225,113)	(99,829)

Net increase (decrease) in net assets from operations	420,897	190,603

Distributions
From net investment income
Class A	(230)	(175)
Class C	(151)	(49)
Class E	(398)	(545)
Class I	(8,593)	(8,923)
Class S	(12,323)	(12,893)
Class Y	(14,557)	(14,191)

Net decrease in net assets from distributions	(36,252)	(36,776)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(2,002,539)	(259,178)
Fund Reimbursements	—	8

Total Net Increase (Decrease) in Net Assets	(1,617,894)	(105,343)

Net Assets
Beginning of period	3,795,085	3,900,428

End of period	$2,177,191	$3,795,085

Undistributed (overdistributed) net investment income included in net assets	$1,309	$2,594

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund	29

Russell Investment Company

Russell U.S. Core Equity Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	180	$5,152	323	$8,996
Proceeds from reinvestment of distributions	7	218	6	165
Payments for shares redeemed	(298)	(8,554)	(227)	(6,280)

Net increase (decrease)	(111)	(3,184)	102	2,881

Class C
Proceeds from shares sold	149	4,244	148	4,097
Proceeds from reinvestment of distributions	5	143	2	(45)
Payments for shares redeemed	(665)	(19,183)	(812)	(22,728)

Net increase (decrease)	(511)	(14,796)	(662)	(18,586)

Class E
Proceeds from shares sold	304	8,676	650	17,920
Proceeds from reinvestment of distributions	13	363	17	473
Payments for shares redeemed	(1,990)	(60,274)	(1,587)	(43,980)

Net increase (decrease)	(1,673)	(51,235)	(920)	(25,587)

Class I
Proceeds from shares sold	2,989	85,633	5,988	166,194
Proceeds from reinvestment of distributions	268	7,698	292	7,971
Payments for shares redeemed	(16,304)	(474,369)	(10,733)	(299,381)

Net increase (decrease)	(13,047)	(381,038)	(4,453)	(125,216)

Class S
Proceeds from shares sold	9,552	271,900	16,297	454,070
Proceeds from reinvestment of distributions	420	11,884	453	12,342
Payments for shares redeemed	(51,252)	(1,501,645)	(13,505)	(372,368)

Net increase (decrease)	(41,280)	(1,217,861)	3,245	94,044

Class Y
Proceeds from shares sold	7,984	236,973	6,330	179,625
Proceeds from reinvestment of distributions	505	14,557	513	14,018
Payments for shares redeemed	(20,215)	(585,955)	(13,784)	(380,357)

Net increase (decrease)	(11,726)	(334,425)	(6,941)	(186,714)

Total increase (decrease)	(68,348)	$(2,002,539)	(9,629)	$(259,178)

See accompanying notes which are an integral part of the financial statements.

30	Russell U.S. Core Equity Fund

(This page intentionally left blank)

Russell Investment Company

Russell U.S. Core Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions
Class A
October 31, 2012	27.08	.21	3.23	3.44	(.23)	—	(.23)
October 31, 2011	26.05	.17	1.03	1.20	(.17)	—	(.17)
October 31, 2010	22.76	.13	3.29	3.42	(.13)	—	(.13)
October 31, 2009	20.73	.17	2.05	2.22	(.19)	—	(.19)
October 31, 2008(1)	28.57	.03	(7.85)	(7.82)	(.02)	—	(.02)
Class C
October 31, 2012	26.89	(.01)	3.20	3.19	(.07)	—	(.07)
October 31, 2011	25.91	(.03)	1.03	1.00	(.02)	—	(.02)
October 31, 2010	22.69	(.05)	3.27	3.22	— (f)	—	— (f)
October 31, 2009	20.71	.03	2.01	2.04	(.06)	—	(.06)
October 31, 2008(1)	28.57	— (f)	(7.85)	(7.85)	(.01)	—	(.01)
Class E
October 31, 2012	27.06	.23	3.21	3.44	(.21)	—	(.21)
October 31, 2011	26.02	.20	1.03	1.23	(.19)	—	(.19)
October 31, 2010	22.73	.16	3.29	3.45	(.16)	—	(.16)
October 31, 2009	20.73	.20	2.01	2.21	(.21)	—	(.21)
October 31, 2008	38.09	.31	(14.35)	(14.04)	(.35)	(2.97)	(3.32)
Class I
October 31, 2012	27.04	.31	3.22	3.53	(.33)	—	(.33)
October 31, 2011	26.01	.27	1.02	1.29	(.26)	—	(.26)
October 31, 2010	22.72	.21	3.30	3.51	(.22)	—	(.22)
October 31, 2009	20.73	.25	2.00	2.25	(.26)	—	(.26)
October 31, 2008	38.08	.41	(14.37)	(13.96)	(.42)	(2.97)	(3.39)
Class S
October 31, 2012	27.04	.28	3.23	3.51	(.29)	—	(.29)
October 31, 2011	26.01	.24	1.03	1.27	(.24)	—	(.24)
October 31, 2010	22.72	.19	3.29	3.48	(.19)	—	(.19)
October 31, 2009	20.72	.22	2.01	2.23	(.23)	—	(.23)
October 31, 2008(1)	28.56	.05	(7.87)	(7.82)	(.02)	—	(.02)
Class Y
October 31, 2012	27.02	.33	3.23	3.56	(.37)	—	(.37)
October 31, 2011	25.99	.29	1.03	1.32	(.29)	—	(.29)
October 31, 2010	22.71	.23	3.29	3.52	(.24)	—	(.24)
October 31, 2009	20.71	.25	2.02	2.27	(.27)	—	(.27)
October 31, 2008	38.07	.37	(14.33)	(13.96)	(.43)	(2.97)	(3.40)

See accompanying notes which are an integral part of the financial statements.

32	Russell U.S. Core Equity Fund

$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

30.29	12.73	29,349	1.07	1.07	.72	117
27.08	4.60	29,238	1.07	1.07	.62	90
26.05	15.10	25,461	1.06	1.06	.52	97
22.76	10.87	20,849	1.07	1.07	.85	125
20.73	(27.38)	16,179	1.10	1.09	.73	121

30.01	11.89	53,222	1.82	1.82	(.02)	117
26.89	3.81	61,417	1.82	1.82	(.13)	90
25.91	14.24	76,345	1.81	1.81	(.22)	97
22.69	9.92	82,018	1.81	1.81	.14	125
20.71	(27.49)	86,199	1.84	1.83	—	121

30.29	12.78	25,075	1.07	1.02	.81	117
27.06	4.67	67,675	1.07	.99	.71	90
26.02	15.23	88,999	1.06	.95	.63	97
22.73	10.84	94,835	1.07	.94	1.01	125
20.73	(40.01)	94,785	1.00	.95	1.07	121

30.24	13.13	597,630	.74	.74	1.07	117
27.04	4.95	887,294	.74	.74	.96	90
26.01	15.52	969,214	.73	.72	.86	97
22.72	11.08	809,999	.74	.69	1.27	125
20.73	(39.85)	872,188	.73	.70	1.37	121

30.26	13.01	440,333	.82	.82	.99	117
27.04	4.87	1,509,859	.82	.82	.87	90
26.01	15.40	1,367,750	.81	.81	.77	97
22.72	10.99	1,418,555	.82	.82	1.11	125
20.72	(27.39)	1,249,003	.85	.83	1.01	121

30.21	13.24	1,031,582	.64	.64	1.16	117
27.02	5.06	1,239,602	.64	.64	1.05	90
25.99	15.57	1,372,658	.64	.64	.96	97
22.71	11.18	2,048,380	.64	.64	1.29	125
20.71	(39.87)	1,927,663	.67	.66	1.35	121

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Core Equity Fund	33

Russell Investment Company

Russell U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Russell U.S. Defensive Equity Fund - Class A ‡
	Total Return
1 Year	5.08%
5 Years	(2.35	)%§
10 Years	5.15	%§

Russell U.S. Defensive Equity Fund - Class C ‡‡
	Total Return
1 Year	10.64%
5 Years	(1.84	)%§
10 Years	5.43	%§

Russell U.S. Defensive Equity Fund - Class E
	Total Return
1 Year	11.47%
5 Years	(1.15	)%§
10 Years	5.80	%§

Russell U.S. Defensive Equity Fund - Class I
	Total Return
1 Year	11.83%
5 Years	(0.89	)%§
10 Years	6.06	%§

Russell U.S. Defensive Equity Fund - Class S ‡‡‡
	Total Return
1 Year	11.70%
5 Years	(0.97	)%§
10 Years	6.03	%§

Russell U.S. Defensive Equity Fund - Class Y
	Total Return
1 Year	11.93%
5 Years	(0.81	)%§
10 Years	6.14	%§

Russell 1000® Defensive Index **
	Total Return
1 Year	15.61%
5 Years	1.80	%§
10 Years	6.55	%§

Russell 1000® Index ***
	Total Return
1 Year	14.97%
5 Years	0.53	%§
10 Years	7.31	%§

34	Russell U.S. Defensive Equity Fund

Russell Investment Company

Russell U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Russell U.S. Defensive Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of October 31, 2012, the Fund had four money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Russell U.S. Defensive Equity Fund’s Class A, Class C, Class E, Class I, Class S and Class Y Shares gained 11.47%, 10.64%, 11.47%, 11.83%, 11.70% and 11.93%, respectively. This is compared to the Fund’s benchmark, the Russell 1000® Defensive Index™, which gained 15.61% during the same period and the Russell 1000® Index, which gained 14.97% during the same period. From November 1, 2011 to August 14, 2012, the Fund’s benchmark was the Russell 1000® Index. Effective August 15, 2012, the Fund’s benchmark changed to the Russell 1000® Defensive Index™. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Multi-Cap Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 12.19%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Effective August 15, 2012, RIMCo changed the Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™. The Fund finished the fiscal year behind both the Russell 1000® Index and Russell 1000® Defensive Index™.

Both before and after the strategy change, the Fund had a consistent underweight to the largest market capitalization stocks in both indexes. During the fiscal year, many active managers determined to underweight the largest market capitalization stocks as they began to trade at historically high valuations and the forecast growth opportunity for many of these companies was more limited than that of their smaller capitalization peers. This underweight detracted from excess return over the course of the fiscal year, as the largest capitalization stocks generally outperformed

An overweight to stocks with low price-to-book ratios was a headwind to Fund performance during the fiscal year. The Fund sought opportunities in stocks trading at attractive valuations, but the market’s sentiment was often negative given European concerns, the U.S. fiscal situation, and slowing China growth, and these stocks were often overlooked. An underweight to stocks with high dividend yield also detracted from excess return over the course of the fiscal year. Stocks with high dividend yield, similar to stocks with mega market capitalization, began to trade at historically high valuations during the fiscal year. The relatively expensive valuations along with limited forecast growth caused many active managers to avoid these stocks. The market concentrated capital in stocks having high dividend yield and large market capitalization profiles regardless of fundamental and valuation characteristics because of macroeconomic concerns overriding stock specifics.

The Fund’s defensive investment style is expected to perform best, relative to the broad market, during negative market environments characterized by “flight to quality.” The Fund is expected to perform well against its defensive benchmark when stocks with high growth forecasts, above-market profitability, superior franchise value, exceptional balance sheets, and intellectual capital are rewarded. It may underperform the defensive benchmark during market environments characterized by large moves in concentrated segments of the market (e.g., stocks with high dividend yield or mega capitalization stocks).

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

Prior to the Fund’s investment strategy and benchmark change, the Fund underperformed the Russell 1000® Index. The Fund performed well toward the end of calendar year 2011, aided by positive stock selection effects from the managers. The factor environment during that time was somewhat mixed and the Fund did not generate excess return due to factor or sector positioning. The Fund continued to outperform the Russell 1000® Index for the first quarter of 2012. The Fund’s tilt toward medium capitalization stocks was beneficial to performance. An overweight to stocks with low price to earnings ratios also contributed positively to benchmark relative performance. The Fund further benefitted from an overweight to stocks of companies whose earnings had been revised upward. Stock selection effects were positive for the Fund and were best within the technology and consumer staples sectors.

The Fund finished behind the Russell 1000® Index for the second quarter of 2012. Some of the most fundamental factors

Russell U.S. Defensive Equity Fund	35

Russell Investment Company

Russell U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

in quantitative investing were out of favor in the months of April, May and June, including stocks with low price-to-earnings and low price-to-book ratios. The Fund’s tilt away from the largest capitalization stocks within the Russell 1000® Index also provided a headwind to relative performance, as investors sought stability during the quarter. A tilt toward stocks with strong short term momentum was also detrimental, as the market rotated away from stocks that had done well recently and toward stocks that had lagged during the first quarter. Sector exposure effects were positive for the overall Fund, due to a modest utilities overweight and an underweight to financial services. Stock selection effects detracted from returns within the health care and consumer discretionary sectors.

From August 15, 2012 until the end of the fiscal year, the Fund outperformed the Russell 1000® Defensive Index™. Given return opportunities attributed to valuations and growth prospects, the Fund was positioned in stocks having higher cyclicality than the benchmark. However, the strategy change served as a drag on Fund performance given transaction costs, market impact, and other related expenses.

PanAgora Asset Management (“PanAgora”) outperformed the Russell 1000® Index and Russell 1000® Defensive Index™ when each index was the Fund’s benchmark. PanAgora benefited from an overweight to stocks of companies whose earnings had been revised upward during the fiscal year. Stock selection effects were the largest driver of excess return for PanAgora.

INTECH Investment Management, LLC (“INTECH”) underperformed the Russell 1000® Index and Russell 1000® Defensive Index™ when each index was the Fund’s benchmark. INTECH’s overweight to smaller market capitalization stocks was a headwind to relative performance during the fiscal year. INTECH was well positioned with an overweight to stocks high price-to-earnings ratios and low beta (stocks with low sensitivity to market movements). Stock selection effects detracted from INTECH’s excess returns.

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) underperformed the Russell 1000® Index and Russell 1000® Defensive Index™ when each index was the Fund’s benchmark. Jacobs Levy’s overweight to smaller market capitalization stocks was a headwind to relative performance during the fiscal year. Jacobs Levy’s overweight to energy and underweight to health care also detracted from excess return.

Numeric Investors, LLC (“Numeric”) was terminated in August 2012 and underperformed the Russell 1000® Index during the portion of the fiscal year in which it was a money manager for the Fund. Numeric’s tilt toward stocks with lower market capitalization was a headwind to performance. In addition, Numeric’s sector exposures and stock selection effects detracted from benchmark relative performance.

AJO, LP (“AJO”) was terminated in August 2012 and underperformed the Russell 1000® Index during the portion of the fiscal year in which it was a money manager for the Fund. AJO’s tilt toward stocks with lower price-to-book ratios was a headwind to performance. Stock selection effects and sector exposure effects were also detrimental to AJO’s excess return over the period.

JP Morgan Investment Management, Inc. (“JP Morgan”) was added to the Fund on August 15, 2012 and modestly outperformed the Russell 1000® Defensive Index™ during the portion of the fiscal year in which it was a money manager for the Fund. The majority of JP Morgan’s excess return during the period was generated through positive stock selection effects.

On August 15, 2012, RIMCo began to manage a portion of the Fund’s assets directly as a means to manage the Fund’s lower market capitalization positioning relative to the Russell 1000® Defensive Index™. RIMCo pursues a passive index sampling strategy with a portfolio that consists of about 118 of the largest stocks in the Russell 1000® Defensive Index™. This strategy modestly underperformed the Russell 1000® Defensive Index™ for the portion of the fiscal year in which it was used by RIMCo, as during this period, large market capitalization stocks underperformed the benchmark.

Describe any changes to the Fund’s structure or the money manager line-up.

AJO, LP and Numeric Investors, LLC were terminated in August 2012.

Effective August 15, 2012, RIMCo changed the Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™. On August 15, 2012, in connection with this strategy change, RIMCo hired JP Morgan Investment Management, Inc. In addition, INTECH, Jacobs Levy and PanAgora’s mandates were changed from a Russell 1000® Index benchmark to a Russell 1000® Defensive Index™ benchmark.

On August 15, 2012, RIMCo began to manage a portion of the Fund’s assets directly as a means to manage the Fund’s lower market capitalization positioning relative to the Russell 1000® Defensive Index™. RIMCo pursues a passive index sampling strategy with a portfolio that consists of about 118 of the largest stocks in the Russell 1000® Defensive Index™.

36	Russell U.S. Defensive Equity Fund

Russell Investment Company

Russell U.S. Defensive Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Money Managers as of October 31, 2012	Styles
INTECH Investment Management LLC	Defensive
Jacobs Levy Equity Management Inc	Defensive
JP Morgan Investment Management, Inc.	Defensive
PanAgora Asset Management Inc	Defensive

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2002.

**

Effective August 15, 2012, RIMCo changed the Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™. The Russell 1000 Defensive Index measures the performance of the large-cap defensive segment of the U.S. equity universe. It includes those Russell 1000 Index companies with relatively stable business conditions which are less sensitive to economic cycles, credit cycles, and market volatility based on their stability variables. Stability is measured in terms of volatility (price and earnings), leverage, and return on assets.

***

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell U.S. Defensive Equity Fund	37

Russell Investment Company

Russell U.S. Defensive Equity Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$986.52	$1,018.65
Expenses Paid During Period*	$6.44	$6.55

*	Expenses are equal to the Fund’s annualized expense ratio of 1.29% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$982.55	$1,014.88
Expenses Paid During Period*	$10.17	$10.33

*	Expenses are equal to the Fund’s annualized expense ratio of 2.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$986.11	$1,018.85
Expenses Paid During Period*	$6.24	$6.34

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

38	Russell U.S. Defensive Equity Fund

Russell Investment Company

Russell U.S. Defensive Equity Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$987.84	$1,020.26
Expenses Paid During Period*	$4.85	$4.93

*	Expenses are equal to the Fund’s annualized expense ratio of 0.97% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$987.14	$1,019.86
Expenses Paid During Period*	$5.24	$5.33

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$988.26	$1,020.81
Expenses Paid During Period*	$4.30	$4.37

*	Expenses are equal to the Fund’s annualized expense ratio of 0.86% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Defensive Equity Fund	39

Russell Investment Company

Russell U.S. Defensive Equity Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Common Stocks - 96.5%
Consumer Discretionary - 14.2%
Advance Auto Parts, Inc.	47,100	3,341
Amazon.com, Inc. (Æ)	10,408	2,423
AMC Networks, Inc. Class A (Æ)	20,800	972
American Eagle Outfitters, Inc.	19,400	405
Ascena Retail Group, Inc. (Æ)	2,100	42
AutoZone, Inc. (Æ)	23,700	8,887
Carnival Corp.	12,300	466
Chipotle Mexican Grill, Inc. Class A (Æ)	600	153
Coach, Inc.	6,068	340
Comcast Corp. Class A	37,023	1,389
Costco Wholesale Corp.	45,450	4,474
DIRECTV (Æ)	77,147	3,943
Discovery Communications, Inc. Class A (Æ)	2,800	165
Dollar General Corp. (Æ)	36,868	1,792
Dollar Tree, Inc. (Æ)	161,000	6,419
Estee Lauder Cos., Inc. (The) Class A	46,763	2,881
Expedia, Inc.	18,100	1,071
Family Dollar Stores, Inc.	3,700	244
Foot Locker, Inc.	21,700	727
Gap, Inc. (The)	80,800	2,886
Garmin, Ltd.	5,700	216
Genuine Parts Co.	37,300	2,334
Home Depot, Inc.	443,076	27,196
John Wiley & Sons, Inc. Class A (Æ)	8,500	369
Kohl’s Corp.	6,400	341
Lowe’s Cos., Inc.	163,009	5,278
Mattel, Inc.	11,600	427
McDonald’s Corp.	64,246	5,577
Nike, Inc. Class B	55,328	5,056
NVR, Inc. (Æ)	1,690	1,527
O’Reilly Automotive, Inc. (Æ)	90,700	7,771
Panera Bread Co. Class A (Æ)	11,100	1,872
Papa John’s International, Inc. (Æ)	13,800	736
PetSmart, Inc.	85,793	5,696
Ross Stores, Inc.	140,400	8,557
Sally Beauty Holdings, Inc. (Æ)	13,800	332
Snap-on, Inc.	400	31
Starbucks Corp.	55,461	2,546
Target Corp.	144,982	9,243
Time Warner Cable, Inc.	39,900	3,954
Time Warner, Inc.	66,200	2,876
TJX Cos., Inc.	524,395	21,831
Tractor Supply Co.	4,100	395
Ulta Salon Cosmetics & Fragrance, Inc.	2,600	240
VF Corp.	29,274	4,581
Wal-Mart Stores, Inc.	51,813	3,887
Walt Disney Co. (The)	54,992	2,698
Yum! Brands, Inc.	73,483	5,152

		173,739

Consumer Staples - 14.7%
Altria Group, Inc.	214,915	6,834
Archer-Daniels-Midland Co.	12,800	344
Campbell Soup Co.	82,700	2,917
Church & Dwight Co., Inc.	44,900	2,279

	Principal Amount ($) or Shares	Fair Value $
Clorox Co. (The)	1,200	87
Coca-Cola Co. (The)	654,453	24,333
Colgate-Palmolive Co.	140,544	14,751
ConAgra Foods, Inc.	100,400	2,795
CVS Caremark Corp.	71,669	3,325
Dr Pepper Snapple Group, Inc.	11,600	497
Flowers Foods, Inc.	5,300	104
General Mills, Inc.	149,404	5,988
Hershey Co. (The)	37,600	2,589
Kellogg Co.	28,987	1,517
Kimberly-Clark Corp.	14,044	1,172
Kraft Foods Group, Inc. (Æ)	218,418	9,934
Kroger Co. (The)	145,300	3,664
Lorillard, Inc.	22,100	2,564
McCormick & Co., Inc.	7,800	481
Mead Johnson Nutrition Co. Class A	91,273	5,628
Molson Coors Brewing Co. Class B	66,857	2,884
Mondelez International, Inc. Class A	304,099	8,071
Monster Beverage Corp. (Æ)	73,400	3,279
PepsiCo, Inc.	188,890	13,079
Philip Morris International, Inc.	368,501	32,634
Procter & Gamble Co. (The)	270,862	18,754
Ralcorp Holdings, Inc. (Æ)	24,702	1,783
Reynolds American, Inc.	108,319	4,510
Sysco Corp.	60,691	1,886
Tyson Foods, Inc. Class A	19,581	329
Walgreen Co.	41,375	1,458
Whole Foods Market, Inc.	300	28

		180,498

Energy - 9.8%
Atwood Oceanics, Inc. (Æ)	9,800	468
Chevron Corp.	393,271	43,342
ConocoPhillips	17,602	1,018
Diamond Offshore Drilling, Inc.	31,300	2,167
Exxon Mobil Corp.	482,305	43,972
Halliburton Co.	16,600	536
Hubbell, Inc. Class B (Æ)	36,400	3,047
Kinder Morgan, Inc.	14,500	503
Marathon Petroleum Corp.	68,349	3,754
National Oilwell Varco, Inc.	228	17
Occidental Petroleum Corp.	131,646	10,395
Oceaneering International, Inc.	15,700	822
Phillips 66 Class W (Æ)	85,529	4,034
Schlumberger, Ltd.	23,585	1,640
Spectra Energy Corp.	21,223	613
Williams Cos., Inc. (The)	103,300	3,615

		119,943

Financial Services - 6.9%
ACE, Ltd.	73,577	5,787
Alexandria Real Estate Equities, Inc. (ö)	19,100	1,345
Alleghany Corp. (Æ)	400	139
Allied World Assurance Co. Holdings AG	51,716	4,153
American Campus Communities, Inc. (ö)	5,000	226
American Tower Corp. Class A (ö)	60,799	4,578
Annaly Capital Management, Inc. (ö)	18,400	297

40	Russell U.S. Defensive Equity Fund

Russell Investment Company

Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Arch Capital Group, Ltd. (Æ)	32,600	1,439
Arthur J Gallagher & Co.	43,191	1,531
Aspen Insurance Holdings, Ltd.	54,900	1,776
Axis Capital Holdings, Ltd.	133,347	4,830
Berkshire Hathaway, Inc. Class B (Æ)	122,039	10,538
BlackRock, Inc. Class A	29	5
Brown & Brown, Inc.	2,900	74
Capitol Federal Financial, Inc.	7,700	92
Chubb Corp. (The)	45,234	3,482
Cincinnati Financial Corp.	55,800	2,223
Cullen/Frost Bankers, Inc.	900	50
Digital Realty Trust, Inc. (ö)	2,100	129
Dun & Bradstreet Corp. (The)	12,300	997
Endurance Specialty Holdings, Ltd.	50,700	2,056
Equifax, Inc.	39,100	1,957
Equity Lifestyle Properties, Inc. Class A (ö)	15,551	1,047
Essex Property Trust, Inc. (ö)	100	15
Everest Re Group, Ltd.	41,140	4,569
Federal Realty Investment Trust (ö)	1,100	119
Federated Investors, Inc. Class B	1,100	26
Fidelity National Financial, Inc. Class A	5,500	118
Fidelity National Information Services, Inc.	5,300	174
First Republic Bank	47,900	1,645
Franklin Resources, Inc.	436	56
Hanover Insurance Group, Inc. (The)	34,200	1,235
HCC Insurance Holdings, Inc.	2,700	96
Health Care REIT, Inc. (ö)	900	53
Iberiabank Corp.	3,800	189
Jack Henry & Associates, Inc.	41,100	1,562
Loews Corp.	8,546	361
Markel Corp. (Æ)	100	47
Marsh & McLennan Cos., Inc.	2,460	84
Mastercard, Inc. Class A	3,580	1,650
MetLife, Inc.	12,100	429
MFA Financial, Inc. (ö)	40,900	334
National Health Investors, Inc. (ö)	3,200	171
National Retail Properties, Inc. (ö)	25,124	796
PartnerRe, Ltd. - ADR	54,490	4,414
Post Properties, Inc. (ö)	20,000	976
ProAssurance Corp.	3,400	304
Progressive Corp. (The)	3,800	85
Public Storage (ö)	5,111	708
Realty Income Corp. (ö)	18,900	742
Reinsurance Group of America, Inc. Class A	15,706	831
RenaissanceRe Holdings, Ltd.	26,800	2,180
State Street Corp.	41,400	1,845
Tanger Factory Outlet Centers (ö)	4,500	142
TD Ameritrade Holding Corp.	1,910	30
Thomson Reuters Corp.	527	15
Torchmark Corp.	20,200	1,022
Total System Services, Inc.	63,900	1,437
Travelers Cos., Inc. (The)	1,927	137
Validus Holdings, Ltd.	5,400	193
Visa, Inc. Class A	23,743	3,295
Wells Fargo & Co.	60,500	2,038
White Mountains Insurance Group, Ltd.	1,300	666
WR Berkley Corp.	21,800	848

		84,388

	Principal Amount ($) or Shares	Fair Value $
Health Care - 15.7%
Abbott Laboratories	259,129	16,978
Alexion Pharmaceuticals, Inc. (Æ)	14,400	1,301
Allergan, Inc.	62,703	5,638
AmerisourceBergen Corp. Class A	208,585	8,227
Amgen, Inc.	71,066	6,150
Baxter International, Inc.	33,830	2,119
Becton Dickinson and Co.	7,899	598
Biogen Idec, Inc. (Æ)	98,050	13,552
Bio-Rad Laboratories, Inc. Class A (Æ)	8,900	902
Bristol-Myers Squibb Co.	55,493	1,845
Cardinal Health, Inc.	1,703	70
CareFusion Corp. (Æ)	126,994	3,373
Catamaran Corp. (Æ)	6,000	283
Celgene Corp. (Æ)	144,684	10,608
Covidien PLC	206,267	11,334
CR Bard, Inc.	25,500	2,453
Cyberonics, Inc. (Æ)	12,900	597
DaVita, Inc. (Æ)	8,900	1,001
Edwards Lifesciences Corp. (Æ)	18,200	1,580
Eli Lilly & Co.	307,695	14,963
Express Scripts Holding Co. (Æ)	21,000	1,292
Forest Laboratories, Inc. (Æ)	80,800	2,724
Gilead Sciences, Inc. (Æ)	5,335	358
Haemonetics Corp. (Æ)	18,100	1,479
Humana, Inc.	104,868	7,789
Intuitive Surgical, Inc. (Æ)	5,046	2,736
Johnson & Johnson	204,704	14,497
Magellan Health Services, Inc. (Æ)	20,400	1,023
McKesson Corp.	6,878	642
Medtronic, Inc.	20,149	838
Merck & Co., Inc.	500,446	22,835
Myriad Genetics, Inc. (Æ)	1,400	37
PDL BioPharma, Inc.	79,000	589
Perrigo Co.	800	92
Pfizer, Inc.	783,453	19,484
Qiagen NV (Æ)	7,200	126
Stryker Corp.	59,427	3,126
Thermo Fisher Scientific, Inc.	2,416	148
UnitedHealth Group, Inc.	65,170	3,650
Vertex Pharmaceuticals, Inc. (Æ)	4,200	203
Watson Pharmaceuticals, Inc. Class B (Æ)	8,200	705
West Pharmaceutical Services, Inc.	2,900	156
Zimmer Holdings, Inc.	57,215	3,674

		191,775

Materials and Processing - 2.6%
Air Products & Chemicals, Inc.	40,784	3,162
Airgas, Inc.	7,300	650
Brown-Forman Corp. Class B - ADR (Æ)	63,718	4,082
Ecolab, Inc.	10,483	730
EI du Pont de Nemours & Co.	30,100	1,340
Fastenal Co.	103,300	4,618
FMC Corp.	900	48
PPG Industries, Inc.	89,837	10,518
Praxair, Inc.	1,480	157
Precision Castparts Corp.	719	124

Russell U.S. Defensive Equity Fund	41

Russell Investment Company

Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Sherwin-Williams Co. (The)	42,300	6,031
Silgan Holdings, Inc.	1,800	78
Valspar Corp.	4,200	235

		31,773

Producer Durables - 8.6%
3M Co.	94,449	8,274
Accenture PLC Class A	189,488	12,773
ADT Corp. (The) (Æ)	89,472	3,714
Alliant Techsystems, Inc.	41,600	2,383
Automatic Data Processing, Inc.	65,023	3,758
Boeing Co. (The)	32,200	2,268
Corrections Corp. of America	20,624	694
CSX Corp.	91,615	1,875
Cummins, Inc.	41	4
Danaher Corp.	2,876	149
Donaldson Co., Inc.	17,000	549
Emerson Electric Co.	107,546	5,208
FedEx Corp.	29,877	2,748
General Dynamics Corp.	1,570	107
Granite Construction, Inc.	15,600	471
Harsco Corp.	48,100	962
Honeywell International, Inc.	15,699	961
IHS, Inc. Class A (Æ)	10,400	878
Illinois Tool Works, Inc.	9,944	610
JB Hunt Transport Services, Inc.	45,500	2,671
L-3 Communications Holdings, Inc. Class 3	4,600	340
Landstar System, Inc.	24,100	1,221
Lincoln Electric Holdings, Inc.	2,600	113
Lockheed Martin Corp.	39,290	3,680
Mettler-Toledo International, Inc. (Æ)	7,440	1,260
MSC Industrial Direct Co., Inc. Class A	3,100	231
Norfolk Southern Corp.	11,610	712
Northrop Grumman Corp.	71,798	4,932
Pall Corp.	1,700	107
Paychex, Inc.	93,100	3,019
Pentair, Ltd. (Æ)	6,900	292
Raytheon Co.	56,546	3,198
Roper Industries, Inc.	7,100	775
Toro Co. (The)	30,000	1,267
TransDigm Group, Inc.	1,300	173
Tyco International, Ltd.	167,357	4,497
Union Pacific Corp.	90,720	11,161
United Parcel Service, Inc. Class B	40,099	2,937
United Technologies Corp.	134,431	10,507
Verisk Analytics, Inc. Class A (Æ)	40,800	2,081
Waste Management, Inc.	2,280	75
WW Grainger, Inc.	11,340	2,284

		105,919

Technology - 15.9%
Adobe Systems, Inc. (Æ)	27,663	941
Altera Corp.	47,600	1,451
Apple, Inc.	38,661	23,007
Broadcom Corp. Class A (Æ)	18,800	593
CA, Inc.	27,600	622
Cisco Systems, Inc.	1,077,107	18,462
Citrix Systems, Inc. (Æ)	4,600	284

	Principal Amount ($) or Shares	Fair Value $
Cognizant Technology Solutions Corp. Class A (Æ)	988	66
Cornerstone OnDemand, Inc. (Æ)	26,100	731
Dolby Laboratories, Inc. Class A (Æ)	3,300	104
Electronic Arts, Inc. (Æ)	104,400	1,289
EMC Corp. (Æ)	3,323	81
Gartner, Inc. (Æ)	4,400	204
Google, Inc. Class A (Æ)	32,590	22,154
IAC/InterActiveCorp	32,025	1,548
Intel Corp.	256,037	5,537
International Business Machines Corp.	179,800	34,977
Intuit, Inc.	133,469	7,931
Ixia (Æ)	24,858	348
Lam Research Corp. (Æ)	40,900	1,448
LinkedIn Corp. Class A (Æ)	2,380	254
Marvell Technology Group, Ltd.	27,700	219
Maxim Integrated Products, Inc.	16,500	454
Microsoft Corp.	1,240,377	35,394
Molex, Inc.	61,400	1,595
Motorola Solutions, Inc.	48,300	2,496
NetApp, Inc. (Æ)	30,300	815
NeuStar, Inc. Class A (Æ)	2,600	95
Oracle Corp.	608,396	18,891
QUALCOMM, Inc.	87,341	5,116
Rackspace Hosting, Inc. (Æ)	400	25
Silicon Laboratories, Inc. (Æ)	12,800	517
Synopsys, Inc. (Æ)	71,700	2,309
Tellabs, Inc.	512,400	1,496
Texas Instruments, Inc.	34,365	965
VeriSign, Inc. (Æ)	34,000	1,260
Xilinx, Inc.	29,100	953

		194,632

Utilities - 8.1%
AGL Resources, Inc.	9,800	400
Alliant Energy Corp.	1,000	45
Ameren Corp.	109,312	3,594
American Electric Power Co., Inc.	67,157	2,985
Aqua America, Inc.	9,500	241
AT&T, Inc.	359,575	12,438
Atmos Energy Corp.	1,600	58
Black Hills Corp.	2,000	72
CenturyLink, Inc.	4,973	191
CMS Energy Corp.	88,800	2,160
Consolidated Edison, Inc.	21,618	1,305
Dominion Resources, Inc.	997	53
DTE Energy Co.	91,282	5,669
Duke Energy Corp.	66,923	4,396
Edison International	12,000	563
El Paso Electric Co.	51,500	1,751
Energen Corp.	34,000	1,586
Exelon Corp.	102,024	3,650
FirstEnergy Corp.	7,723	353
Hawaiian Electric Industries, Inc.	7,500	194
Integrys Energy Group, Inc.	2,700	146
NextEra Energy, Inc.	108,750	7,619
NiSource, Inc.	24,000	611
NV Energy, Inc.	93,000	1,768

42	Russell U.S. Defensive Equity Fund

Russell Investment Company

Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

OGE Energy Corp.	12,600		726
ONEOK, Inc.	600		28
PG&E Corp.	340,415		14,475
Pinnacle West Capital Corp.	19,000		1,006
Public Service Enterprise Group, Inc.	2,494		80
Questar Corp.	76,886		1,556
SCANA Corp.	7,300		358
Sempra Energy	46,300		3,229
Southern Co.	47,240		2,213
Verizon Communications, Inc.	481,055		21,474
Westar Energy, Inc.	12,000		356
Wisconsin Energy Corp.	13,600		523
Xcel Energy, Inc.	69,000		1,949

			99,821

Total Common Stocks (cost $1,065,582)			1,182,488

Short-Term Investments - 2.2%
Russell U.S. Cash Management Fund	26,861,000	(¥)	26,861

Total Short-Term Investments (cost $26,861)			26,861

Total Investments - 98.7% (identified cost $1,092,443)			1,209,349

Other Assets and Liabilities, Net - 1.3%			15,753

Net Assets - 100.0%			1,225,102

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund	43

Russell Investment Company

Russell U.S. Defensive Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 1000 Value Index Futures (CME)	105	USD	7,352	12/12	(35)
S&P 500 E-Mini Index Futures (CME)	250	USD	17,585	12/12	(266)
S&P E-Mini Health Care Select Sector Index Futures (CME)	185	USD	7,400	12/12	2

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(299)

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$173,739	$—	$—	$173,739	14.2
Consumer Staples	180,498	—	—	180,498	14.7
Energy	119,943	—	—	119,943	9.8
Financial Services	84,388	—	—	84,388	6.9
Health Care	191,775	—	—	191,775	15.7
Materials and Processing	31,773	—	—	31,773	2.6
Producer Durables	105,919	—	—	105,919	8.6
Technology	194,632	—	—	194,632	15.9
Utilities	99,821	—	—	99,821	8.1
Short-Term Investments	—	26,861	—	26,861	2.2

Total Investments	1,182,488	26,861	—	1,209,349	98.7

Other Assets and Liabilities, Net					1.3

					100.0

Other Financial Instruments
Futures Contracts	(299)	—	—	(299)	(—	)*

Total Other Financial Instruments**	$(299)	$—	$—	$(299)

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

44	Russell U.S. Defensive Equity Fund

Russell Investment Company

Russell U.S. Defensive Equity Fund

Fair Value of Derivative Instruments — October 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$2	$—

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$301	$—

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$32,030	$—
Foreign currency-related transactions**	—	(2)

Total	$32,030	$(2)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(3,445)	$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund	45

Russell Investment Company

Russell U.S. Defensive Equity Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$1,092,443
Investments, at fair value*	1,209,349
Cash	1,320
Cash (restricted)(a)	1,600
Receivables:
Dividends and interest	1,554
Dividends from affiliated Russell funds	3
Investments sold	24,875
Fund shares sold	1,724
Prepaid expenses	12

Total assets	1,240,437

Liabilities
Payables:
Investments purchased	12,790
Fund shares redeemed	1,467
Accrued fees to affiliates	795
Other accrued expenses	227
Daily variation margin on futures contracts	56

Total liabilities	15,335

Net Assets	$1,225,102

See accompanying notes which are an integral part of the financial statements.

46	Russell U.S. Defensive Equity Fund

Russell Investment Company

Russell U.S. Defensive Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$805
Accumulated net realized gain (loss)	(533,203)
Unrealized appreciation (depreciation) on:
Investments	116,906
Futures contracts	(299)
Shares of beneficial interest	375
Additional paid-in capital	1,640,518

Net Assets	$1,225,102

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$32.65
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$34.64
Class A — Net assets	$21,977,427
Class A — Shares outstanding ($.01 par value)	673,025
Net asset value per share: Class C(#)	$32.50
Class C — Net assets	$45,352,233
Class C — Shares outstanding ($.01 par value)	1,395,430
Net asset value per share: Class E(#)	$32.66
Class E — Net assets	$18,708,593
Class E — Shares outstanding ($.01 par value)	572,803
Net asset value per share: Class I(#)	$32.65
Class I — Net assets	$280,933,132
Class I — Shares outstanding ($.01 par value)	8,604,479
Net asset value per share: Class S(#)	$32.69
Class S — Net assets	$289,196,143
Class S — Shares outstanding ($.01 par value)	8,845,859
Net asset value per share: Class Y(#)	$32.65
Class Y — Net assets	$568,934,688
Class Y — Shares outstanding ($.01 par value)	17,425,627
Amounts in thousands

* Investments in affiliates, Russell U.S. Cash Management Fund	$26,861
(a) Cash Collateral for Futures	$1,600

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund	47

Russell Investment Company

Russell U.S. Defensive Equity Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Dividends	$53,774
Dividends from affiliated Russell funds	75

Total investment income	53,849

Expenses
Advisory fees	13,832
Administrative fees	1,242
Custodian fees	531
Distribution fees - Class A	48
Distribution fees - Class C	338
Transfer agent fees - Class A	36
Transfer agent fees - Class C	83
Transfer agent fees - Class E	94
Transfer agent fees - Class I	362
Transfer agent fees - Class S	1,937
Transfer agent fees - Class Y	38
Professional fees	104
Registration fees	172
Shareholder servicing fees - Class C	113
Shareholder servicing fees - Class E	127
Trustees’ fees	52
Printing fees	218
Dividends from securities sold short	2,859
Interest expense paid on securities sold short	2,088
Miscellaneous	93

Expenses before reductions	24,367
Expense reductions	(26)

Net expenses	24,341

Net investment income (loss)	29,508

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	429,069
Futures contracts	32,030
Securities sold short	(24,627)
Foreign currency-related transactions	(3)

Net realized gain (loss)	436,469

Net change in unrealized appreciation (depreciation) on:
Investments	(142,340)
Futures contracts	(3,445)
Securities sold short	(3,187)

Net change in unrealized appreciation (depreciation)	(148,972)

Net realized and unrealized gain (loss)	287,497

Net Increase (Decrease) in Net Assets from Operations	$317,005

See accompanying notes which are an integral part of the financial statements.

48	Russell U.S. Defensive Equity Fund

Russell Investment Company

Russell U.S. Defensive Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$29,508	$32,373
Net realized gain (loss)	436,469	339,789
Net change in unrealized appreciation (depreciation)	(148,972)	(60,257)

Net increase (decrease) in net assets from operations	317,005	311,905

Distributions
From net investment income
Class A	(186)	(144)
Class C	(111)	(111)
Class E	(392)	(518)
Class I	(4,295)	(4,672)
Class S	(11,106)	(11,913)
Class Y	(13,250)	(14,936)

Net decrease in net assets from distributions	(29,340)	(32,294)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(1,914,219)	(324,406)
Fund Reimbursements	—	33

Total Net Increase (Decrease) in Net Assets	(1,626,554)	(44,762)

Net Assets
Beginning of period	2,851,656	2,896,418

End of period	$1,225,102	$2,851,656

Undistributed (overdistributed) net investment income included in net assets	$805	$793

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund	49

Russell Investment Company

Russell U.S. Defensive Equity Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	167	$5,423	106	$3,109
Proceeds from reinvestment of distributions	6	176	5	136
Payments for shares redeemed	(118)	(3,751)	(145)	(4,253)

Net increase (decrease)	55	1,848	(34)	(1,008)

Class C
Proceeds from shares sold	316	10,326	86	2,540
Proceeds from reinvestment of distributions	3	107	4	102
Payments for shares redeemed	(557)	(17,778)	(754)	(22,435)

Net increase (decrease)	(238)	(7,345)	(664)	(19,793)

Class E
Proceeds from shares sold	401	12,488	386	11,303
Proceeds from reinvestment of distributions	12	367	17	492
Payments for shares redeemed	(1,596)	(52,768)	(1,155)	(33,865)

Net increase (decrease)	(1,183)	(39,913)	(752)	(22,070)

Class I
Proceeds from shares sold	1,923	61,907	1,944	57,127
Proceeds from reinvestment of distributions	129	4,127	152	4,410
Payments for shares redeemed	(6,112)	(195,731)	(7,090)	(209,049)

Net increase (decrease)	(4,060)	(129,697)	(4,994)	(147,512)

Class S
Proceeds from shares sold	8,609	272,009	11,341	335,422
Proceeds from reinvestment of distributions	342	10,803	395	11,441
Payments for shares redeemed	(40,994)	(1,330,252)	(8,997)	(264,584)

Net increase (decrease)	(32,043)	(1,047,440)	2,739	82,279

Class Y
Proceeds from shares sold	1,040	32,926	2,280	67,793
Proceeds from reinvestment of distributions	417	13,251	506	14,696
Payments for shares redeemed	(22,882)	(737,849)	(9,992)	(298,791)

Net increase (decrease)	(21,425)	(691,672)	(7,206)	(216,302)

Total increase (decrease)	(58,894)	$(1,914,219)	(10,911)	$(324,406)

See accompanying notes which are an integral part of the financial statements.

50	Russell U.S. Defensive Equity Fund

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Russell Investment Company

Russell U.S. Defensive Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions
Class A
October 31, 2012	29.57	.27	3.11	3.38	(.30)	—	(.30)
October 31, 2011	26.98	.23	2.59	2.82	(.23)	—	(.23)
October 31, 2010	23.94	.23	3.07	3.30	(.26)	—	(.26)
October 31, 2009	22.26	.25	1.68	1.93	(.25)	—	(.25)
October 31, 2008(1)	30.15	.01	(7.88)	(7.87)	(.02)	—	(.02)
Class C
October 31, 2012	29.45	.03	3.10	3.13	(.08)	—	(.08)
October 31, 2011	26.91	.01	2.58	2.59	(.05)	—	(.05)
October 31, 2010	23.89	.04	3.06	3.10	(.08)	—	(.08)
October 31, 2009	22.23	.10	1.64	1.74	(.08)	—	(.08)
October 31, 2008(1)	30.15	(.02)	(7.89)	(7.91)	(.01)	—	(.01)
Class E
October 31, 2012	29.54	.30	3.09	3.39	(.27)	—	(.27)
October 31, 2011	26.96	.26	2.57	2.83	(.25)	—	(.25)
October 31, 2010	23.92	.26	3.07	3.33	(.29)	—	(.29)
October 31, 2009	22.26	.28	1.65	1.93	(.27)	—	(.27)
October 31, 2008	40.29	.29	(14.34)	(14.05)	(.26)	(3.72)	(3.98)
Class I
October 31, 2012	29.57	.38	3.11	3.49	(.41)	—	(.41)
October 31, 2011	26.98	.33	2.58	2.91	(.32)	—	(.32)
October 31, 2010	23.95	.32	3.06	3.38	(.35)	—	(.35)
October 31, 2009	22.29	.34	1.64	1.98	(.32)	—	(.32)
October 31, 2008	40.30	.38	(14.35)	(13.97)	(.32)	(3.72)	(4.04)
Class S
October 31, 2012	29.59	.35	3.10	3.45	(.35)	—	(.35)
October 31, 2011	27.00	.30	2.59	2.89	(.30)	—	(.30)
October 31, 2010	23.96	.30	3.07	3.37	(.33)	—	(.33)
October 31, 2009	22.30	.31	1.65	1.96	(.30)	—	(.30)
October 31, 2008(1)	30.18	.02	(7.88)	(7.86)	(.02)	—	(.02)
Class Y
October 31, 2012	29.58	.42	3.10	3.52	(.45)	—	(.45)
October 31, 2011	26.99	.36	2.58	2.94	(.35)	—	(.35)
October 31, 2010	23.96	.35	3.05	3.40	(.37)	—	(.37)
October 31, 2009	22.29	.34	1.66	2.00	(.33)	—	(.33)
October 31, 2008	40.30	.36	(14.31)	(13.95)	(.34)	(3.72)	(4.06)

See accompanying notes which are an integral part of the financial statements.

52	Russell U.S. Defensive Equity Fund

$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

32.65	11.47	21,977	1.28	1.28	.85	150
29.57	10.47	18,284	1.26	1.26	.77	142
26.98	13.87	17,610	1.26	1.26	.88	102
23.94	8.82	17,522	1.31	1.31	1.19	115
22.26	(26.11)	14,403	1.26	1.26	.32	118

32.50	10.64	45,352	2.03	2.03	.10	150
29.45	9.63	48,096	2.01	2.01	.04	142
26.91	12.98	61,826	2.01	2.01	.14	102
23.89	7.91	71,301	2.06	2.06	.49	115
22.23	(26.23)	82,787	2.01	2.00	(.43)	118

32.66	11.47	18,709	1.28	1.23	.93	150
29.54	10.55	51,877	1.27	1.19	.89	142
26.96	13.99	67,618	1.26	1.15	1.01	102
23.92	8.86	79,008	1.31	1.18	1.35	115
22.26	(38.26)	86,593	1.20	1.15	.94	118

32.65	11.83	280,933	.95	.95	1.19	150
29.57	10.83	374,489	.93	.93	1.13	142
26.98	14.22	476,481	.93	.91	1.26	102
23.95	9.12	736,767	.98	.93	1.62	115
22.29	(38.11)	815,038	.96	.93	1.22	118

32.69	11.70	289,196	1.03	1.03	1.10	150
29.59	10.74	1,209,861	1.01	1.01	1.02	142
27.00	14.14	1,029,950	1.01	1.01	1.15	102
23.96	8.98	1,356,163	1.06	1.06	1.46	115
22.30	(26.05)	1,245,509	1.02	1.00	.36	118

32.65	11.93	568,935	.85	.85	1.31	150
29.58	10.94	1,149,049	.83	.83	1.21	142
26.99	14.30	1,242,933	.83	.83	1.35	102
23.96	9.21	1,975,524	.88	.88	1.63	115
22.29	(38.07)	1,882,415	.86	.85	1.27	118

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Defensive Equity Fund	53

Russell Investment Company

Russell U.S. Dynamic Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Russell U.S. Dynamic Equity Fund - Class A ‡
	Total Return
1 Year	7.39%
5 Years	(0.90	)%§
10 Years	5.75	%§

Russell U.S. Dynamic Equity Fund - Class C
	Total Return
1 Year	12.83%
5 Years	(0.49	)%§
10 Years	5.52	%§

Russell U.S. Dynamic Equity Fund - Class E
	Total Return
1 Year	13.78%
5 Years	0.28	%§
10 Years	6.38	%§

Russell U.S. Dynamic Equity Fund - Class I
	Total Return
1 Year	14.34%
5 Years	0.67	%§
10 Years	6.80	%§

Russell U.S. Dynamic Equity Fund - Class S
	Total Return
1 Year	14.20%
5 Years	0.51	%§
10 Years	6.64	%§

Russell U.S. Dynamic Equity Fund - Class Y ‡‡
	Total Return
1 Year	14.42%
5 Years	0.69	%§
10 Years	6.80	%§

Russell 1000® Dynamic Index **
	Total Return
1 Year	13.98%
5 Years	(1.19	)%§
10 Years	7.81	%§

Russell 1000® Growth Index ***
	Total Return
1 Year	13.02%
5 Years	1.95	%§
10 Years	7.15	%§

54	Russell U.S. Dynamic Equity Fund

Russell Investment Company

Russell U.S. Dynamic Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Russell U.S. Dynamic Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of October 21, 2012, the Fund had four money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Russell U.S. Dynamic Equity Fund’s Class A, Class C, Class E, Class I, Class S and Class Y Shares gained 13.95%, 12.83%, 13.78%, 14.34%, 14.20% and 14.42%, respectively. This is compared to the Fund’s benchmark, the Russell 1000® Dynamic Index, which gained 13.98% during the same period and the Russell 1000® Growth Index, which gained 13.02% during the same period. From November 1, 2011 to August 14, 2012, the Fund’s benchmark was the Russell 1000® Growth Index. Effective August 15, 2012, the Fund’s benchmark changed to the Russell 1000® Dynamic Index™. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Multi-Cap Core Equity Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 12.19%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Effective August 15, 2012, RIMCo changed the Fund’s investment strategy from investing in growth stocks to investing in dynamic stocks. As a result, the Fund’s primary benchmark changed from the Russell 1000® Growth Index to the Russell 1000® Dynamic Index™.

Over the fiscal year, the Fund moderately underperformed both the Russell 1000® Growth Index and Russell 1000® Dynamic Index when each index was the Fund’s benchmark. A consistent Fund exposure against both the Russell 1000® Growth Index and the Russell 1000® Dynamic Index™ was an underweight to the largest market capitalization stocks in both indexes. During the fiscal year, many active managers determined to underweight the largest market capitalization stocks as they began to trade at historically high valuations and the forecast growth opportunity for many of these companies was more limited than that of their smaller capitalization peers. This underweight detracted from excess return over the course of the fiscal year, as the largest capitalization stocks generally outperformed.

The Fund’s underweight to stocks with high dividend yield also detracted from excess return over the course of the fiscal year as the market generally favored these stocks during the period. Stocks with high dividend yields traded at relatively high valuations in light of many of these companies’ low growth rates and low returns on capital and this caused many active managers to avoid these stocks.

Stock selection effects detracted modestly from the Fund’s relative performance. The effects were slightly offset by positive sector exposure effects. The Fund benefited from being overweight to the consumer discretionary sector and underweight to the utilities sector.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

Prior to the Fund’s strategy and benchmark change, the Fund underperformed its Russell 1000® Growth Index benchmark during the first nine months of the fiscal year. In November and December 2011, the Fund’s moderate overweight to stocks with high betas (stocks with high sensitivity to market movements) was detrimental to performance, as investors penalized securities they perceived as higher risk. An overweight to stocks with high forecast growth also detracted from performance at the end of calendar year 2011. An underweight to stocks with high dividend yields detracted from performance as investors rotated toward perceived stability and income generation.

The Fund’s benchmark-relative performance was positive in each of the first three months of 2012. During this time, the Fund benefited from its tilt toward stocks with high growth forecasts and low debt-to-capital ratios. Market participants showed a renewed focus on future growth and a rotated toward stocks with higher quality balance sheets. Sector exposures were also beneficial in early 2012, due to the Fund’s underweights to the utilities and producer durable sectors. The Fund also benefited from positive stock selection effects as the market focused on stock specific fundamentals and became less fixated on macroeconomic concerns.

The Fund’s benchmark relative and absolute performance declined in the second quarter of 2012. Many of the typical tilts of active managers were penalized during the second quarter of 2012. Stocks with above average growth rates, rising earnings estimates and low debt-to-capital ratios underperformed. As a result, the Fund’s benchmark-relative overweight to stocks with low price-to-book ratios and stocks with high growth rates was detrimental to performance. Large cap managers, which normally underweight the largest capitalization securities, faced a headwind from the outperformance of these stocks. Stock

Russell U.S. Dynamic Equity Fund	55

Russell Investment Company

Russell U.S. Dynamic Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

selection effects were negative during the second quarter and particularly detracted from returns within the consumer discretionary sector.

The Fund changed its investment strategy on August 15 and underperformed its Russell 1000® Dynamic Index™ in August and September. The Fund’s factor exposures were a headwind to excess return during this time as the market rewarded stocks with higher market capitalization and higher yield, two areas where the Fund was underweight.

The Fund outperformed the Russell 1000® Dynamic Index™ for the month of October. The Fund’s overweights to stocks with low price-to-earnings ratios, low price-to-book ratios and low dividend yield were all rewarded. Stock selection effects were also positive for the month of October.

Cornerstone Capital Management, Inc. (“Cornerstone”) underperformed the Russell 1000® Growth Index and Russell 1000® Dynamic Index™ when each index was the Fund’s benchmark. Cornerstone’s overweights to stocks with low price-to-book ratios and low dividend yield were both headwinds to performance. A tilt toward stocks with higher forecast growth also detracted from excess return during the year.

Suffolk Capital Management, LLC (“Suffolk”) underperformed the Russell 1000® Growth Index through August 15, 2012 and outperformed the Russell 1000® Dynamic Index™ thereafter. Much of Suffolk’s underperformance came during the month of May, in which most of the factors Suffolk favors were not rewarded. On average over the fiscal year, Suffolk’s overweights to stocks with low price-to-book and low price-to-earnings ratios were penalized. Suffolk’s average sector exposure effects were muted over the fiscal year and the majority of negative excess return was attributable to stock selection effects.

Schneider Capital Management Corporation (“Schneider”) was added to the Fund in August 2012 and outperformed its Russell 1000® Value benchmark for the portion of the fiscal year for which it was a manager in the Fund. During this time, Schneider benefited from lower market capitalization, lower price-to-earning and higher beta positions relative to the benchmark.

AJO, LP (“AJO”) was added to the Fund in August 2012 and outperformed the Russell 1000® Dynamic Index™ for the portion of the fiscal year for which it was a manager in the Fund. During this time, AJO benefited from lower price-to-earnings and lower price-to-book positions relative to the benchmark.

Sustainable Growth Advisors (“SGA”) was terminated in August 2012 and outperformed the Russell 1000® Dynamic Index™ for the portion of the fiscal year in which it was a money manager for the Fund. SGA benefited from positive stock selection effects during this time, particularly within the consumer discretionary and materials and processing sectors. Sector exposure effects were also positive for SGA, due to an energy underweight and a health care overweight.

Columbus Circle Investors (“Columbus Circle”) was terminated in August 2012 and underperformed the Russell 1000® Dynamic Index™ for the portion of the fiscal year in which it was a money manager for the Fund. Columbus Circle’s underweight to, and stock selection within, the technology sector were both detrimental to performance.

Describe any changes to the Fund’s structure or the money manager line-up.

Effective August 15, 2012, RIMCo changed the Fund’s investment strategy from investing in growth stocks to investing in dynamic stocks. As a result, the Fund’s primary benchmark changed from the Russell 1000® Growth Index to the Russell 1000® Dynamic Index™. On August 15, 2012, in connection with this strategy change, RIMCo hired AJO, LP and Schneider Capital Management Corporation and terminated Columbus Circle Investors and Sustainable Growth Advisors. In addition, Cornerstone Capital Management, Inc. and Suffolk Capital Management, LLC’s mandates were changed from a Russell 1000® Growth Index benchmark to a Russell 1000® Dynamic Index™ benchmark.

Money Managers as of October 31, 2012	Styles
AJO, LP	Dynamic
Cornerstone Capital Management, Inc.	Dynamic
Schneider Capital Management, Inc.	Value
Suffolk Capital Management, LLC	Dynamic

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

56	Russell U.S. Dynamic Equity Fund

Russell Investment Company

Russell U.S. Dynamic Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

*	Assumes initial investment on November 1, 2002.

**

Effective August 15, 2012, RIMCo changed the Fund’s investment strategy from investing in growth stocks to investing in dynamic stocks and implemented a limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Growth Index to the Russell 1000® Dynamic Index™. The Russell 1000 Dynamic Index measures the performance of the large-cap dynamic segment of the U.S. equity universe. It includes those Russell 1000 Index companies with relatively less stable business conditions which are more sensitive to economic cycles, credit cycles and market volatility based on their stability variables. Stability is measured in terms of volatility (price and earnings), leverage, and return on assets.

***

The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values, representative of U.S. Securities exhibiting growth characteristics.

‡	The Fund first issued Class A Shares on August 15, 2012. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class Y Shares on August 15, 2012. The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell U.S. Dynamic Equity Fund	57

Russell Investment Company

Russell U.S. Dynamic Equity Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value August 16, 2012	$1,000 .00	$1,000 .00
Ending Account Value October 31, 2012	$1,023 .04	$1,018 .35
Expenses Paid During Period*	$2 .87	$6 .85

*	Actual expenses are equal to the Fund’s annualized expense ratio of 1.35% (representing the 77-day period annualized), multiplied by the average account value over the period, multiplied by 77/366 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.35% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the on-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000 .00	$1,000 .00
Ending Account Value October 31, 2012	$995 .33	$1,014 .68
Expenses Paid During Period*	$10 .43	$10 .53

*	Expenses are equal to the Fund’s annualized expense ratio of 2.08% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000 .00	$1,000 .00
Ending Account Value October 31, 2012	$997 .88	$1,018 .40
Expenses Paid During Period*	$6 .73	$6 .80

*	Expenses are equal to the Fund’s annualized expense ratio of 1.34% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

58	Russell U.S. Dynamic Equity Fund

Russell Investment Company

Russell U.S. Dynamic Equity Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000 .00	$1,000 .00
Ending Account Value October 31, 2012	$1,000 .91	$1,020 .31
Expenses Paid During Period*	$4 .83	$4 .88

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000 .00	$1,000 .00
Ending Account Value October 31, 2012	$1,000 .46	$1,019 .71
Expenses Paid During Period*	$5 .43	$5 .48

*	Expenses are equal to the Fund’s annualized expense ratio of 1.08% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value August 16, 2012	$1,000 .00	$1,000 .00
Ending Account Value October 31, 2012	$1,023 .56	$1,020 .56
Expenses Paid During Period*	$1 .94	$4 .62

*	Actual expenses are equal to the Fund’s annualized expense ratio of 0.91% (representing the 77-day period annualized), multiplied by the average account value over the period, multiplied by 77/366 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.91% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the on-half year period).

Russell U.S. Dynamic Equity Fund	59

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Russell U.S. Dynamic Equity Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Common Stocks - 93.9%
Consumer Discretionary - 17.4%
Aaron’s, Inc. Class A	31,300	965
Aegean Marine Petroleum Network, Inc.	91,207	493
Amazon.com, Inc. (Æ)	24,900	5,797
American Eagle Outfitters, Inc.	94,000	1,962
Apollo Group, Inc. Class A (Æ)	56,100	1,127
AutoNation, Inc. (Æ)	17,800	790
AutoZone, Inc. (Æ)	9,500	3,563
Carnival Corp.	53,670	2,033
CBS Corp. Class B	81,042	2,626
Chico’s FAS, Inc.	45,700	850
Comcast Corp. Class A	118,200	4,434
Diageo PLC - ADR	34,300	3,918
Dick’s Sporting Goods, Inc.	60,400	3,020
Dollar General Corp. (Æ)	99,355	4,831
eBay, Inc. (Æ)	65,200	3,149
Expedia, Inc.	22,400	1,325
Gap, Inc. (The)	74,100	2,647
General Motors Co. (Æ)	40,900	1,043
Hanesbrands, Inc. (Æ)	100,300	3,357
Hertz Global Holdings, Inc. (Æ)	269,100	3,571
Interpublic Group of Cos., Inc. (The)	119,800	1,210
Johnson Controls, Inc.	168,000	4,326
Lear Corp.	23,400	997
Lowe’s Cos., Inc.	65,600	2,124
Macy’s, Inc.	44,900	1,709
Marriott International, Inc. Class A	87,670	3,198
Meritage Homes Corp. (Æ)	37,410	1,383
News Corp. Class A	58,900	1,409
NVR, Inc. (Æ)	5,480	4,953
Orient-Express Hotels, Ltd. Class A (Æ)	66,080	775
Snap-on, Inc.	47,700	3,689
Time Warner Cable, Inc.	29,900	2,963
Time Warner, Inc.	147,500	6,409
Toll Brothers, Inc. (Æ)	130,140	4,296
TRW Automotive Holdings Corp. (Æ)	19,100	888
Urban Outfitters, Inc. (Æ)	21,700	776
VF Corp.	39,300	6,150
Whirlpool Corp.	55,000	5,372
Wolverine World Wide, Inc.	44,300	1,855
Wyndham Worldwide Corp.	48,200	2,429
Yum! Brands, Inc.	48,200	3,378

		111,790

Consumer Staples - 1.2%
Constellation Brands, Inc. Class A (Æ)	106,300	3,757
Dean Foods Co. (Æ)	49,100	827
Kroger Co. (The)	113,900	2,872

		7,456

Energy - 11.6%
Anadarko Petroleum Corp.	53,697	3,695
Arch Coal, Inc. (Ñ)	571,810	4,552
BP PLC - ADR	17,380	745
Cameron International Corp. (Æ)	48,626	2,462
Chesapeake Energy Corp.	260,560	5,279

	Principal Amount ($) or Shares	Fair Value $
Cobalt International Energy, Inc. (Æ)	220,731	4,593
ConocoPhillips	119,300	6,901
CONSOL Energy, Inc.	25,740	905
Devon Energy Corp.	39,520	2,300
Dresser-Rand Group, Inc. (Æ)	16,300	840
Halliburton Co.	28,400	917
Hess Corp.	94,000	4,912
HollyFrontier Corp.	33,800	1,306
Marathon Oil Corp.	111,800	3,361
Marathon Petroleum Corp.	56,300	3,093
Murphy Oil Corp.	48,500	2,910
Oil States International, Inc. (Æ)	10,300	753
Patterson-UTI Energy, Inc.	54,000	874
Peabody Energy Corp.	170,930	4,769
RPC, Inc.	66,800	766
Schlumberger, Ltd.	159,600	11,097
Valero Energy Corp.	123,680	3,599
Whiting Petroleum Corp. (Æ)	71,100	2,988
WPX Energy, Inc. (Æ)	48,100	815

		74,432

Financial Services - 24.0%
ACE, Ltd.	44,510	3,501
Affiliated Managers Group, Inc. (Æ)	31,600	3,997
Aflac, Inc.	39,300	1,956
Allstate Corp. (The)	144,130	5,762
American Express Co.	37,100	2,076
Ameriprise Financial, Inc.	48,000	2,802
Aspen Insurance Holdings, Ltd.	28,200	912
Assurant, Inc.	24,200	915
Assured Guaranty, Ltd.	122,350	1,699
Axis Capital Holdings, Ltd.	29,730	1,077
Bank of America Corp.	189,000	1,761
Bank of New York Mellon Corp. (The)	55,800	1,379
Camden Property Trust (ö)	95,761	6,285
Capital One Financial Corp.	88,412	5,320
CapitalSource, Inc.	113,700	899
Citigroup, Inc.	375,840	14,053
CoreLogic, Inc. (Æ)	33,300	793
Discover Financial Services	71,600	2,936
Endurance Specialty Holdings, Ltd.	87,000	3,528
Fifth Third Bancorp	190,700	2,771
Genworth Financial, Inc. Class A (Æ)	95,710	570
Goldman Sachs Group, Inc. (The)	50,300	6,156
Hartford Financial Services Group, Inc.	160,100	3,476
Host Hotels & Resorts, Inc. (ö)	58,500	846
Huntington Bancshares, Inc.	589,440	3,767
JPMorgan Chase & Co.	385,980	16,088
KeyCorp	431,410	3,632
Lender Processing Services, Inc.	29,600	714
Lincoln National Corp.	133,700	3,314
MetLife, Inc.	91,000	3,230
Northern Trust Corp.	17,400	831
PNC Financial Services Group, Inc.	72,500	4,219
Prudential Financial, Inc.	58,500	3,337
Realogy Holdings Corp. (Æ)	3,130	111
Regions Financial Corp.	628,230	4,096

60	Russell U.S. Dynamic Equity Fund

Russell Investment Company

Russell U.S. Dynamic Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

RenaissanceRe Holdings, Ltd.	8,540	695
SunTrust Banks, Inc.	400,720	10,900
T Rowe Price Group, Inc.	20,100	1,305
US Bancorp	47,200	1,567
Visa, Inc. Class A	36,900	5,120
Wells Fargo & Co.	452,384	15,242
WR Berkley Corp.	20,230	787

		154,425

Health Care - 5.4%
Aetna, Inc.	59,200	2,587
Allergan, Inc.	28,900	2,599
Amarin Corp. PLC - ADR (Æ)(Ñ)	248,700	2,930
Brookdale Senior Living, Inc. Class A (Æ)	132,270	3,103
Community Health Systems, Inc. (Æ)	45,100	1,236
HCA Holdings, Inc.	60,600	1,721
Hologic, Inc. (Æ)	147,900	3,050
Illumina, Inc. (Æ)(Ñ)	42,327	2,011
McKesson Corp.	26,100	2,435
Myriad Genetics, Inc. (Æ)	33,500	877
United Therapeutics Corp. (Æ)	14,400	657
UnitedHealth Group, Inc.	38,500	2,156
Vertex Pharmaceuticals, Inc. (Æ)	60,400	2,914
Warner Chilcott PLC Class A	46,000	533
WellPoint, Inc.	102,317	6,270

		35,079

Materials and Processing - 4.7%
CF Industries Holdings, Inc.	13,000	2,668
Domtar Corp.	14,000	1,117
Freeport-McMoRan Copper & Gold, Inc.	252,735	9,826
Huntsman Corp.	87,700	1,319
Monsanto Co.	37,800	3,254
Mosaic Co. (The)	100,100	5,239
Newmont Mining Corp.	61,400	3,349
Packaging Corp. of America	25,500	899
PPG Industries, Inc.	13,000	1,522
Valspar Corp.	18,700	1,048

		30,241

Producer Durables - 11.4%
ADT Corp. (The) (Æ)	7,150	297
AGCO Corp. (Æ)	27,700	1,261
Alliant Techsystems, Inc.	22,952	1,315
Boeing Co. (The)	28,980	2,041
Caterpillar, Inc.	23,400	1,984
Cummins, Inc.	11,500	1,076
Deere & Co.	41,500	3,546
Delta Air Lines, Inc. (Æ)	87,000	838
Eaton Corp. (Ñ)	67,700	3,197
FedEx Corp.	46,800	4,305
Fluor Corp.	105,151	5,873
General Electric Co.	568,500	11,973
Honeywell International, Inc.	55,900	3,423
Huntington Ingalls Industries, Inc. (Æ)	20,800	881
Ingersoll-Rand PLC	29,400	1,383

	Principal Amount ($) or Shares	Fair Value $
Joy Global, Inc.	59,612	3,723
Magna International, Inc. Class A	35,090	1,558
Navistar International Corp. (Æ)(Ñ)	105,770	1,983
Northrop Grumman Corp.	34,900	2,397
Oshkosh Corp. (Æ)	47,600	1,427
Pentair, Ltd. (Æ)	80,631	3,406
Robert Half International, Inc.	28,700	772
Rockwell Automation, Inc.	71,729	5,097
Stanley Black & Decker, Inc.	46,900	3,250
Tyco International, Ltd.	14,300	384
Union Pacific Corp.	17,100	2,104
URS Corp.	24,400	817
Xylem, Inc.	135,600	3,290

		73,601

Technology - 16.4%
Acme Packet, Inc. (Æ)	150,508	2,489
Activision Blizzard, Inc.	70,100	763
Akamai Technologies, Inc. (Æ)	33,000	1,254
Altera Corp.	117,900	3,594
Apple, Inc.	58,158	34,610
Avago Technologies, Ltd.	108,200	3,574
Avnet, Inc. (Æ)	10,210	293
Baidu, Inc. - ADR (Æ)	64,023	6,826
BMC Software, Inc. (Æ)	21,300	867
Brocade Communications Systems, Inc. (Æ)	145,100	769
Cisco Systems, Inc.	251,890	4,317
Citrix Systems, Inc. (Æ)	120,709	7,461
Computer Sciences Corp.	28,400	865
Dell, Inc.	50,730	468
Google, Inc. Class A (Æ)	5,750	3,909
Hewlett-Packard Co.	77,200	1,069
International Business Machines Corp.	16,400	3,190
LSI Corp. (Æ)	245,500	1,682
Maxim Integrated Products, Inc.	139,700	3,845
MEMC Electronic Materials, Inc. (Æ)	119,030	300
Motorola Solutions, Inc.	53,400	2,760
NeuStar, Inc. Class A (Æ)	29,000	1,061
NVIDIA Corp. (Æ)	55,400	663
QUALCOMM, Inc.	115,444	6,762
SAIC, Inc.	199,500	2,192
Symantec Corp. (Æ)	114,000	2,074
Tech Data Corp. (Æ)	36,300	1,608
Xilinx, Inc.	97,700	3,201
Yahoo!, Inc. (Æ)	171,400	2,881

		105,347

Utilities - 1.8%
AES Corp.	144,900	1,514
AT&T, Inc.	21,700	751
FirstEnergy Corp.	12,510	572
GenOn Energy, Inc. (Æ)	620,300	1,594
NV Energy, Inc.	78,300	1,488
Pinnacle West Capital Corp.	20,500	1,086
Sprint Nextel Corp. (Æ)	218,500	1,211

Russell U.S. Dynamic Equity Fund	61

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Russell U.S. Dynamic Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

Verizon Communications, Inc.	77,000		3,437

			11,653

Total Common Stocks (cost $592,622)			604,024

Investments in Other Funds - 0.0%
iShares Russell 1000 Value Index Fund	5,370		386

Total Investments in Other Funds
(cost $381)			386

Short-Term Investments - 5.5%
Russell U.S. Cash Management Fund	35,176,518	(¥)	35,177

Total Short-Term Investments (cost $35,177)			35,177

Other Securities - 2.3%
Russell U.S. Cash Collateral Fund (×)	14,567,289	(¥)	14,567

Total Other Securities (cost $14,567)			14,567

Total Investments - 101.7% (identified cost $642,747)			654,154

Other Assets and Liabilities, Net - (1.7%)			(10,778)

Net Assets - 100.0%			643,376

See accompanying notes which are an integral part of the financial statements.

62	Russell U.S. Dynamic Equity Fund

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Russell U.S. Dynamic Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
NASDAQ 100 E-Mini Index (CME)	71	USD	3,749	12/12	(196)
Russell 2000 Mini Index (CME)	93	USD	7,592	12/12	(238)
S&P 500 E-Mini Index (CME	211	USD	14,842	12/12	(395)
S&P Midcap 400 E-Mini Index (CME)	116	USD	11,346	12/12	(299)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(1,128)

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$111,790	$—	$—	$111,790	17.4
Consumer Staples	7,456	—	—	7,456	1.2
Energy	74,432	—	—	74,432	11.6
Financial Services	154,425	—	—	154,425	24.0
Health Care	35,079	—	—	35,079	5.4
Materials and Processing	30,241	—	—	30,241	4.7
Producer Durables	73,601	—	—	73,601	11.4
Technology	105,347	—	—	105,347	16.4
Utilities	11,653	—	—	11,653	1.8
Investments in Other Funds	386	—	—	386	— *
Short-Term Investments	—	35,177	—	35,177	5.5
Other Securities	—	14,567	—	14,567	2.3

Total Investments	604,410	49,744	—	654,154	101.7

Other Assets and Liabilities, Net					(1.7)

					100.0

Other Financial Instruments
Futures Contracts	(1,128)	—	—	(1,128)	(0.2)

Total Other Financial Instruments**	$(1,128)	$—	$—	$(1,128)

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund	63

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Russell U.S. Dynamic Equity Fund

Fair Value of Derivative Instruments — October 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$1,128

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$4,313

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(1,255)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

64	Russell U.S. Dynamic Equity Fund

Russell Investment Company

Russell U.S. Dynamic Equity Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$642,747
Investments, at fair value*,**	654,154
Cash	800
Cash (restricted)(a)	3,000
Receivables:
Dividends and interest	562
Dividends from affiliated Russell funds	4
Investments sold	6,368
Fund shares sold	712
Daily variation margin on futures contracts	65
Prepaid expenses	13

Total assets	665,678

Liabilities
Payables:
Investments purchased	7,024
Fund shares redeemed	188
Accrued fees to affiliates	477
Other accrued expenses	46
Payable upon return of securities loaned	14,567

Total liabilities	22,302

Net Assets	$643,376

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund	65

Russell Investment Company

Russell U.S. Dynamic Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$171
Accumulated net realized gain (loss)	(2,173)
Unrealized appreciation (depreciation) on:
Investments	11,407
Futures contracts	(1,128)
Shares of beneficial interest	660
Additional paid-in capital	634,439

Net Assets	$643,376

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$9.40
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$9.97
Class A — Net assets	$206,197
Class A — Shares outstanding ($.01 par value)	21,934
Net asset value per share: Class C(#)	$8.53
Class C — Net assets	$5,386,399
Class C — Shares outstanding ($.01 par value)	631,539
Net asset value per share: Class E(#)	$9.41
Class E — Net assets	$2,443,084
Class E — Shares outstanding ($.01 par value)	259,641
Net asset value per share: Class I(#)	$9.79
Class I — Net assets	$18,586,446
Class I — Shares outstanding ($.01 par value)	1,898,489
Net asset value per share: Class S(#)	$9.68
Class S — Net assets	$52,927,464
Class S — Shares outstanding ($.01 par value)	5,470,115
Net asset value per share: Class Y(#)	$9.77
Class Y — Net assets	$563,826,711
Class Y — Shares outstanding ($.01 par value)	57,706,190
Amounts in thousands

* Securities on loan included in investments	$14,085
** Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$49,744
(a) Cash Collateral for Futures	$3,000

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

66	Russell U.S. Dynamic Equity Fund

Russell Investment Company

Russell U.S. Dynamic Equity Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Dividends	$2,917
Dividends from affiliated Russell funds	6
Securities lending income	20

Total investment income	2,943

Expenses
Advisory fees	1,490
Administrative fees	91
Custodian fees	65
Distribution fees - Class C	40
Transfer agent fees - Class A	—	**
Transfer agent fees - Class C	10
Transfer agent fees - Class E	6
Transfer agent fees - Class I	25
Transfer agent fees - Class S	62
Transfer agent fees - Class Y	5
Professional fees	55
Registration fees	88
Shareholder servicing fees - Class A	—	**
Shareholder servicing fees - Class C	13
Shareholder servicing fees - Class E	8
Trustees’ fees	1
Printing fees	5
Miscellaneous	17

Expenses before reductions	1,981
Expense reductions	(149)

Net expenses	1,832

Net investment income (loss)	1,111

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	14,600
Futures contracts	4,313

Net realized gain (loss)	18,913

Net change in unrealized appreciation (depreciation) on:
Investments	2,162
Futures contracts	(1,255)

Net change in unrealized appreciation (depreciation)	907

Net realized and unrealized gain (loss)	19,820

Net Increase (Decrease) in Net Assets from Operations	$20,931

**	Less than $500

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund	67

Russell Investment Company

Russell U.S. Dynamic Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,111	$(15)
Net realized gain (loss)	18,913	17,336
Net change in unrealized appreciation (depreciation)	907	(7,691)

Net increase (decrease) in net assets from operations	20,931	9,630

Distributions
From net investment income
Class A	— **	—
Class I	(16)	—
Class S	(22)	—
Class Y	(900)	—

Net decrease in net assets from distributions	(938)	—

Share Transactions*
Net increase (decrease) in net assets from share transactions	559,491	(35,818)
Fund Reimbursements	56	145

Total Net Increase (Decrease) in Net Assets	579,540	(26,043)

Net Assets
Beginning of period	63,836	89,879

End of period	$643,376	$63,836

Undistributed (overdistributed) net investment income included in net assets	$171	$—

**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

68	Russell U.S. Dynamic Equity Fund

Russell Investment Company

Russell U.S. Dynamic Equity Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A(1)
Proceeds from shares sold	22	$205	—	$—
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	—	—	—	—

Net increase (decrease)	22	205	—	—

Class C
Proceeds from shares sold	85	706	150	1,141
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(159)	(1,275)	(227)	(1,727)

Net increase (decrease)	(74)	(569)	(77)	(586)

Class E
Proceeds from shares sold	160	1,378	19	158
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(372)	(3,200)	(311)	(2,543)

Net increase (decrease)	(212)	(1,822)	(292)	(2,385)

Class I
Proceeds from shares sold	852	8,147	591	4,910
Proceeds from reinvestment of distributions	1	15	—	—
Payments for shares redeemed	(2,081)	(19,458)	(3,456)	(30,895)

Net increase (decrease)	(1,228)	(11,296)	(2,865)	(25,985)

Class S
Proceeds from shares sold	4,945	47,393	918	7,731
Proceeds from reinvestment of distributions	2	16	—	—
Payments for shares redeemed	(2,760)	(25,576)	(1,721)	(14,593)

Net increase (decrease)	2,187	21,833	(803)	(6,862)

Class Y(1)
Proceeds from shares sold	59,470	568,628	—	—
Proceeds from reinvestment of distributions	91	899	—	—
Payments for shares redeemed	(1,855)	(18,387)	—	—

Net increase (decrease)	57,706	551,140	—	—

Total increase (decrease)	58,401	$559,491	(4,037)	$(35,818)

(1)	For the period August 16, 2012 (commencement of operations) to October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund	69

Russell Investment Company

Russell U.S. Dynamic Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions
Class A
October 31, 2012(8)	9.20	.01	.20	.21	(.01)	—	(.01)
Class C
October 31, 2012	7.56	(.06)	1.03	.97	—	—	—
October 31, 2011	6.97	(.07)	.66	.59	—	—	—
October 31, 2010	5.96	(.07)	1.08	1.01	—	—	—
October 31, 2009	5.09	(.04)	.91	.87	—	—	—
October 31, 2008	9.17	(.07)	(3.60)	(3.67)	—	(.41)	(.41)
Class E
October 31, 2012	8.27	— (f)	1.14	1.14	—	—	—
October 31, 2011	7.58	(.02)	.71	.69	—	—	—
October 31, 2010	6.43	(.02)	1.17	1.15	—	—	—
October 31, 2009	5.46	— (f)	.98	.98	(.01)	—	(.01)
October 31, 2008	9.72	— (f)	(3.85)	(3.85)	—	(.41)	(.41)
Class I
October 31, 2012	8.56	.03	1.21	1.24	(.01)	—	(.01)
October 31, 2011	7.83	.01	.72	.73	—	—	—
October 31, 2010	6.62	— (f)	1.22	1.22	(.01)	—	(.01)
October 31, 2009	5.63	.02	1.00	1.02	(.03)	—	(.03)
October 31, 2008	9.98	.03	(3.97)	(3.94)	—	(.41)	(.41)
Class S
October 31, 2012	8.48	.03	1.17	1.20	— (f)	—	— (f)
October 31, 2011	7.76	— (f)	.72	.72	—	—	—
October 31, 2010	6.56	(.01)	1.21	1.20	— (f)	—	— (f)
October 31, 2009	5.57	.01	1.00	1.01	(.02)	—	(.02)
October 31, 2008	9.89	.01	(3.92)	(3.91)	—	(.41)	(.41)
Class Y
October 31, 2012(8)	9.56	.02	.21	.23	(.02)	—	(.02)

See accompanying notes which are an integral part of the financial statements.

70	Russell U.S. Dynamic Equity Fund

$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

9.40	2.30	206	1.36	1.35	.31	120

8.53	12.83	5,386	2.28	2.07	(.72)	120
7.56	8.18	5,335	2.29	2.05	(.97)	142
6.97	16.95	5,456	2.24	2.05	(1.08)	111
5.96	17.09	5,770	2.18	2.11	(.76)	118
5.09	(41.76)	6,211	2.31	2.21	(.90)	120

9.41	13.78	2,443	1.55	1.32	(.01)	120
8.27	8.97	3,906	1.54	1.30	(.22)	142
7.58	17.88	5,795	1.49	1.30	(.34)	111
6.43	17.90	5,381	1.43	1.36	(.02)	118
5.46	(41.23)	5,308	1.48	1.37	(.06)	120

9.79	14.34	18,586	1.21	.94	.38	120
8.56	9.45	26,748	1.19	.92	.10	142
7.83	18.44	46,926	1.16	.92	.05	111
6.62	18.34	49,355	1.11	.98	.38	118
5.63	(41.05)	58,509	1.13	.98	.33	120

9.68	14.20	52,928	1.26	1.07	.29	120
8.48	9.28	27,847	1.29	1.05	.02	142
7.76	18.30	31,701	1.24	1.05	(.09)	111
6.56	18.15	33,974	1.19	1.11	.25	118
5.57	(41.19)	44,414	1.30	1.19	.12	120

9.77	2.36	563,827	.91	.91	.80	120

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Dynamic Equity Fund	71

Russell Investment Company

Russell U.S. Strategic Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Russell U.S. Strategic Equity Fund - Class A
Total Return
Inception*	(4.39)%

Russell U.S. Strategic Equity Fund - Class C
Total Return
Inception*	1.28%

Russell U.S. Strategic Equity Fund - Class E
Total Return
Inception*	1.46%

Russell U.S. Strategic Equity Fund - Class S
Total Return
Inception*	1.46%

Russell 1000® Index**
Total Return
Inception*	2.15%

72	Russell U.S. Strategic Equity Fund

Russell Investment Company

Russell U.S. Strategic Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Russell U.S. Strategic Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of October 31, 2012, the Fund had ten money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the period of August 6, 2012 (inception of the Fund) through October 31, 2012, the Russell U.S. Strategic Equity Fund’s Class A, Class C, Class E and Class S Shares gained 1.44%, 1.28%, 1.46% and 1.46%, respectively. This is compared to the Fund’s benchmark, the Russell 1000® Index, which gained 2.15% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the period of August 6, 2012 (inception of the Fund) through October 31, 2012, the Lipper® Multi-Cap Core Equity Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 2.68%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other that the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

From the Fund’s inception until the end of the fiscal year, the Fund underperformed the Russell 1000® Index. This was partially due to the fact that a significant amount of subscription money was contributed to the Fund around the Fund’s inception and it took a normal amount of time for RIMCo to allocate this cash to the Fund’s money managers and for the money managers to fully invest the cash in the market. The market was rising at this time and therefore, the uninvested cash had a negative impact on the Fund’s benchmark relative performance, particularly given the short time period from the Fund’s inception to fiscal year end. For the final two months of the fiscal year, the Fund performed in-line with the benchmark. The market environment during the period was marginally beneficial to the Fund’s performance. There were no large factor payoffs during this time and stock selection effects were the largest driver of excess returns for the Fund.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

Overweight exposures to stocks with low price-to-book and low price-to-cash flow ratios were beneficial to the Fund’s performance through the fiscal year end. Stock selection effects were the largest drivers of excess return during the month of September. In October, the Fund’s benchmark-relative underweight to stocks in the largest capitalization tier, as represented by the Russell Top 50 Megacap Index, was a tailwind to performance relative to the Fund’s benchmark. Sector exposure effects were negative for the Fund due to a financial services underweight and a technology overweight.

AJO, LP (“AJO”) finished in-line with the Russell 1000® Dynamic Index from the Fund’s inception until the end of the fiscal year. AJO benefited from exposure to stocks with smaller market capitalization and lower price-to-earnings ratios. AJO’s underweight to stocks with high forecast growth detracted from performance.

Suffolk Capital Management, LLC (“Suffolk”) underperformed the Russell 1000® Dynamic Index from the Fund’s inception until the end of the fiscal year. Suffolk’s overweight to stocks with strong historical growth was not rewarded. In addition, an overweight to stocks with more cyclical historical earnings patterns detracted from relative performance.

Columbus Circle Investors (“Columbus Circle”) outperformed the Russell 1000® Growth Index from the Fund’s inception until the end of the fiscal year. Columbus Circle’s underweight to the largest capitalization stocks contributed positively to benchmark-relative performance. Sector exposure and stock selection effects were both positive for Columbus Circle.

Cornerstone Capital Management, Inc. (“Cornerstone”) underperformed the Russell 1000® Growth Index from the Fund’s inception until the end of the fiscal year. Cornerstone benefited from an overweight to stocks with smaller market capitalization and higher forecast growth. Stock selection effects were negative for Cornerstone.

Institutional Capital Management LLC (“ICAP”) underperformed the Russell 1000® Value Index from the Fund’s inception until the end of the fiscal year. ICAP’s underweight to stocks with higher betas detracted from excess return. Sector exposure effects and stock selection effects also detracted.

Schneider Capital Management Corporation (“Schneider”) outperformed the Russell 1000® Value Index from the Fund’s inception until the end of the fiscal year. Schneider’s overweights to stocks with low price-to-book and low price-to-cash flow ratios were beneficial to excess return. Sector exposure effects and stock selection effects were positive for Schneider.

Russell U.S. Strategic Equity Fund	73

Russell Investment Company

Russell U.S. Strategic Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Snow Capital Management L.P. (“Snow”) underperformed the Russell 1000® Value Index from from the Fund’s inception until the end of the fiscal year. Stock selection and sector exposure effects were both negative for Snow. Snow’s overweight to stocks with high forecast growth also detracted from performance relative to their benchmark.

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) modestly outperformed the Russell 1000® Defensive Index from the Fund’s inception until the end of the fiscal year. Jacobs Levy benefited from positive stock selection effects, particularly within the financial services and producer durables sectors.

PanAgora Asset Management, Inc. (“PanAgora”) outperformed the Russell 1000® Defensive Index from the Fund’s inception until the end of the fiscal year. PanAgora’s overweight exposure to stocks with more cyclical historical earnings contributed positively to excess return.

Lazard Asset Management, LLC (“Lazard”) outperformed the Russell 1000® Index from the Fund’s inception until the end of the fiscal year. Lazard’s overweights to stocks with low price-to-book and low price-to-cash flow were both rewarded. Stock selection and sector exposure effects were both positive for Lazard.

Describe any changes to the Fund’s structure or the money manager line-up.

The Fund was launched August 6, 2012 and since the Fund’s launch, there were no changes to the Fund’s structure or the money manager line-up.

Money Managers as of October 31, 2012	Styles
AJO, LP	Dynamic
Suffolk Capital Management, LLC	Dynamic
Columbus Circle Investors	Growth
Cornerstone Capital Management, Inc.	Growth
Institutional Capital Management LLC	Value
Schneider Capital Management Corporation	Value
Snow Capital Management, L.P.	Value
Jacobs Levy Equity Management	Defensive
PanAgora Asset Management, Inc.	Defensive
Lazard Asset Management, LLC	Core

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued class A, C, E and S Shares on August 6, 2012.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

74	Russell U.S. Strategic Equity Fund

Russell Investment Company

Russell U.S. Strategic Equity Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from August 7, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value August 7, 2012	$1,000 .00	$1,000 .00
Ending Account Value October 31, 2012	$1,014 .44	$1,019 .51
Expenses Paid During Period*	$2 .65	$5 .69

*	Expenses are equal to the Fund’s annualized expense ratio of 1.12% (representing the 86-day period annualized), multiplied by the average account value over the period, multiplied by 86/366 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.12% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value August 7, 2012	$1,000 .00	$1,000 .00
Ending Account Value October 31, 2012	$1,012 .80	$1,015 .74
Expenses Paid During Period*	$4 .42	$9 .48

*	Expenses are equal to the Fund’s annualized expense ratio of 1.87% (representing the 86-day period annualized), multiplied by the average account value over the period, multiplied by 86/366 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.87% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value August 7, 2012	$1,000 .00	$1,000 .00
Ending Account Value October 31, 2012	$1,014 .64	$1,019 .51
Expenses Paid During Period*	$2 .65	$5 .69

*	Expenses are equal to the Fund’s annualized expense ratio of 1.12% (representing the 86-day period annualized), multiplied by the average account value over the period, multiplied by 86/366 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.12% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Russell U.S. Strategic Equity Fund	75

Russell Investment Company

Russell U.S. Strategic Equity Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value August 7, 2012	$1,000 .00	$1,000 .00
Ending Account Value October 31, 2012	$1,014 .55	$1,020 .76
Expenses Paid During Period*	$2 .06	$4 .42

*	Expenses are equal to the Fund’s annualized expense ratio of 0.87% (representing the 86-day period annualized), multiplied by the average account value over the period, multiplied by 86/366 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.87% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

76	Russell U.S. Strategic Equity Fund

Russell Investment Company

Russell U.S. Strategic Equity Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Common Stocks - 94.6%
Consumer Discretionary - 15.5%
Aaron’s, Inc. Class A (Û)	18,200	561
Abercrombie & Fitch Co. Class A	77,150	2,359
Advance Auto Parts, Inc.	25,800	1,830
Aegean Marine Petroleum Network, Inc.	90,590	490
Amazon.com, Inc. (Æ)	28,833	6,713
AMC Networks, Inc. Class A (Æ)	23,311	1,089
American Eagle Outfitters, Inc. (Û)	278,500	5,812
Apollo Group, Inc. Class A (Æ)(Û)	195,898	3,934
AutoNation, Inc. (Æ)	8,300	369
AutoZone, Inc. (Æ)	24,980	9,368
Big Lots, Inc. (Æ)	93,900	2,735
Brinker International, Inc.	16,500	508
Carnival Corp.	60,000	2,273
CBS Corp. Class B (Û)	68,690	2,225
Chico’s FAS, Inc.	14,300	266
Comcast Corp. Class A (Æ)(Û)	482,458	17,710
Costco Wholesale Corp.	68,278	6,721
Diageo PLC - ADR	35,578	4,064
Dick’s Sporting Goods, Inc.	23,372	1,169
DIRECTV (Æ)	88,000	4,498
Dollar General Corp. (Æ)	96,720	4,702
Dollar Tree, Inc. (Æ)	66,000	2,631
eBay, Inc. (Æ)	168,370	8,130
Estee Lauder Cos., Inc. (The) Class A	81,110	4,998
Expedia, Inc.	10,600	627
Foot Locker, Inc.	42,336	1,418
Gap, Inc. (The) (Û)	142,631	5,094
General Motors Co. (Æ)	19,900	507
Genuine Parts Co.	35,200	2,203
H&R Block, Inc.	30,400	538
Hanesbrands, Inc. (Æ)	65,400	2,189
Hasbro, Inc.	40,400	1,454
Hertz Global Holdings, Inc. (Æ)	236,900	3,144
Home Depot, Inc.	287,815	17,667
Interpublic Group of Cos., Inc. (The) (Û)	52,900	534
Jarden Corp. (Æ)	10,900	543
John Wiley & Sons, Inc. Class A (Æ)	9,600	416
Johnson Controls, Inc.	526,108	13,548
Las Vegas Sands Corp.	44,955	2,088
Lear Corp.	107,000	4,558
Limited Brands, Inc.	39,350	1,884
Lowe’s Cos., Inc.	159,400	5,161
Lululemon Athletica, Inc. (Æ)	17,374	1,199
Macy’s, Inc.	135,700	5,166
Marriott International, Inc. Class A	114,390	4,173
McDonald’s Corp.	91,986	7,984
Meritage Homes Corp. (Æ)	41,840	1,547
MGM Resorts International (Æ)	165,256	1,704
Michael Kors Holdings, Ltd. (Æ)	47,219	2,582
Newell Rubbermaid, Inc.	180,100	3,718
News Corp. Class A	35,500	849
Nike, Inc. Class B	96,026	8,774
NVR, Inc. (Æ)	6,140	5,549
O’Reilly Automotive, Inc. (Æ)	22,900	1,962
Orient-Express Hotels, Ltd. Class A (Æ)	69,233	812

	Principal Amount ($) or Shares	Fair Value $
Panera Bread Co. Class A (Æ)	11,600	1,956
Papa John’s International, Inc. (Æ)	15,600	832
PetSmart, Inc.	80,921	5,372
Ross Stores, Inc.	55,300	3,371
Scripps Networks Interactive, Inc. Class A	4,400	267
Sirius XM Radio, Inc. (Æ)	328,600	920
Snap-on, Inc.	30,800	2,382
Starbucks Corp.	69,495	3,190
Starwood Hotels & Resorts Worldwide, Inc. (ö)(Û)	11,700	607
Thor Industries, Inc. (Û)	17,000	647
Tiffany & Co.	11,195	708
Time Warner Cable, Inc. (Û)	12,800	1,269
Time Warner, Inc. (Û)	556,600	24,185
TJX Cos., Inc.	327,631	13,640
Toll Brothers, Inc. (Æ)	145,510	4,803
Tractor Supply Co.	9,892	952
TRW Automotive Holdings Corp. (Æ)	61,900	2,879
Tupperware Brands Corp.	17,700	1,046
Ulta Salon Cosmetics & Fragrance, Inc.	17,198	1,586
Under Armour, Inc. Class A (Æ)	15,716	821
Urban Outfitters, Inc. (Æ)(Û)	47,408	1,695
VF Corp.	45,948	7,190
Viacom, Inc. Class B	377,450	19,353
WABCO Holdings, Inc. (Æ)(Û)	17,500	1,025
Wal-Mart Stores, Inc.	163,700	12,282
Walt Disney Co. (The)	39,620	1,944
Whirlpool Corp. (Û)	28,600	2,793
Wolverine World Wide, Inc.	28,600	1,197
Wyndham Worldwide Corp. (Û)	17,300	872
Yum! Brands, Inc.	111,891	7,844

		332,375

Consumer Staples - 7.2%
Archer-Daniels-Midland Co.	214,450	5,756
British American Tobacco PLC - ADR	19,034	1,891
Campbell Soup Co.	36,300	1,280
Coca-Cola Co. (The)	626,822	23,306
Colgate-Palmolive Co.	156,486	16,426
ConAgra Foods, Inc.	48,500	1,350
Constellation Brands, Inc. Class A (Æ)	59,800	2,113
CVS Caremark Corp.	238,700	11,076
Dean Foods Co. (Æ)	21,100	355
Hershey Co. (The)	37,200	2,561
Kraft Foods Group, Inc. (Æ)	183,359	8,339
Kroger Co. (The) (Û)	170,500	4,300
Lorillard, Inc.	25,400	2,947
Mead Johnson Nutrition Co. Class A	100,105	6,172
Molson Coors Brewing Co. Class B	219,793	9,481
Monster Beverage Corp. (Æ)	22,200	992
PepsiCo, Inc.	79,713	5,519
Philip Morris International, Inc.	266,203	23,576
Procter & Gamble Co. (The)	189,322	13,109
Ralcorp Holdings, Inc. (Æ)	57,872	4,177
Sysco Corp.	188,800	5,866
Tyson Foods, Inc. Class A	22,747	382
Walgreen Co.	31,900	1,124

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Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Whole Foods Market, Inc.	31,111	2,947

		155,045

Energy - 10.6%
Anadarko Petroleum Corp.	28,915	1,990
Arch Coal, Inc.	639,070	5,087
Atwood Oceanics, Inc. (Æ)	15,300	731
Baker Hughes, Inc.	28,300	1,188
BP PLC - ADR	65,310	2,801
Cabot Oil & Gas Corp.	39,824	1,871
Chesapeake Energy Corp.	366,620	7,428
Chevron Corp.	336,821	37,120
Cobalt International Energy, Inc. (Æ)	159,494	3,319
ConocoPhillips	219,500	12,698
CONSOL Energy, Inc.	176,000	6,189
Devon Energy Corp.	177,650	10,341
Diamond Offshore Drilling, Inc.	37,500	2,597
Dresser-Rand Group, Inc. (Æ)	7,900	407
Exxon Mobil Corp.	425,566	38,798
Halliburton Co. (Û)	318,000	10,269
Helmerich & Payne, Inc. (Û)	15,800	755
Hess Corp. (Û)	52,812	2,759
HollyFrontier Corp.	23,300	900
Hubbell, Inc. Class B (Æ)	18,989	1,590
Marathon Oil Corp.	72,400	2,176
Marathon Petroleum Corp. (Û)	107,342	5,896
Murphy Oil Corp. (Û)	29,500	1,770
National Oilwell Varco, Inc.	21,219	1,564
Noble Corp. (Æ)	44,200	1,668
Noble Energy, Inc.	38,249	3,634
Occidental Petroleum Corp.	198,858	15,702
Oceaneering International, Inc.	16,800	879
Oil States International, Inc. (Æ)	4,300	314
Patterson-UTI Energy, Inc. (Û)	42,000	680
Peabody Energy Corp.	191,130	5,333
Phillips 66 (Æ)	214,829	10,132
Pioneer Natural Resources Co.	8,000	845
RPC, Inc.	26,600	305
Schlumberger, Ltd. (Û)	82,975	5,770
Southwestern Energy Co. (Æ)	162,950	5,654
Tesoro Corp. (Û)	20,800	784
Ultra Petroleum Corp. (Æ)	97,500	2,224
Unit Corp. (Æ)	8,700	351
Valero Energy Corp. (Û)	85,530	2,489
Walter Energy, Inc. Class A	49,500	1,731
Weatherford International, Ltd. (Æ)	121,732	1,376
Whiting Petroleum Corp. (Æ)	47,100	1,979
Williams Cos., Inc. (The)	113,383	3,967
WPX Energy, Inc. (Æ)	55,400	938

		226,999

Financial Services - 13.4%
ACE, Ltd.	49,790	3,916
Aflac, Inc. (Û)	18,800	936
Allied World Assurance Co. Holdings AG	46,036	3,697
Allstate Corp. (The) (Û)	121,280	4,849
American Capital, Ltd. (Æ)	30,500	360

	Principal Amount ($) or Shares	Fair Value $
American Express Co. (Û)	139,548	7,810
American Tower Corp. Class A (ö)	62,827	4,730
Ameriprise Financial, Inc.	108,800	6,350
Arch Capital Group, Ltd. (Æ)	14,800	653
Arthur J Gallagher & Co.	29,911	1,060
Aspen Insurance Holdings, Ltd.	68,300	2,209
Assurant, Inc.	12,500	473
Assured Guaranty, Ltd.	136,790	1,900
Axis Capital Holdings, Ltd.	122,757	4,446
Bank of America Corp.	572,900	5,339
Bank of New York Mellon Corp. (The)	13,600	336
BB&T Corp.	209,300	6,059
Berkshire Hathaway, Inc. Class B (Æ)	26,918	2,325
BOK Financial Corp.	12,700	745
Camden Property Trust (ö)	25,360	1,664
Capital One Financial Corp.	363,384	21,865
CapitalSource, Inc.	120,200	951
Chubb Corp. (The)	50,900	3,918
Citigroup, Inc. (Û)	876,690	32,781
Comerica, Inc. (Û)	17,400	519
Commerce Bancshares, Inc.	4,500	171
CoreLogic, Inc. (Æ)	13,400	319
Discover Financial Services (Û)	171,898	7,048
Endurance Specialty Holdings, Ltd.	51,800	2,100
Equity Lifestyle Properties, Inc. Class A (ö)	18,068	1,217
Everest Re Group, Ltd.	22,505	2,499
Fifth Third Bancorp (Û)	126,300	1,835
First Republic Bank	61,482	2,112
Franklin Resources, Inc.	6,800	869
Genworth Financial, Inc. Class A (Æ)	522,800	3,116
Goldman Sachs Group, Inc. (The) (Û)	47,200	5,776
Hanover Insurance Group, Inc. (The)	36,000	1,300
Hartford Financial Services Group, Inc.	305,650	6,636
Huntington Bancshares, Inc. (Û)	400,430	2,559
Iberiabank Corp.	6,500	324
Jack Henry & Associates, Inc.	43,100	1,638
Janus Capital Group, Inc.	360,100	3,061
JPMorgan Chase & Co. (Û)	546,695	22,786
KeyCorp (Û)	304,070	2,561
Lender Processing Services, Inc.	44,000	1,061
Lincoln National Corp.	88,900	2,204
Mack-Cali Realty Corp. (ö)	15,900	413
Mastercard, Inc. Class A	16,271	7,500
MetLife, Inc.	242,650	8,611
Mid-America Apartment Communities, Inc. (ö)	5,800	375
Moody’s Corp.	13,200	636
National Health Investors, Inc. (ö)	3,400	182
National Retail Properties, Inc. (ö)	27,159	860
Northern Trust Corp.	7,300	349
PartnerRe, Ltd. - ADR	38,400	3,110
PNC Financial Services Group, Inc.	103,570	6,027
ProAssurance Corp.	3,700	331
Prudential Financial, Inc.	124,700	7,114
Public Storage (ö)(Û)	4,700	652
Realogy Holdings Corp. (Æ)	3,490	124
Regions Financial Corp. (Û)	533,410	3,478

78	Russell U.S. Strategic Equity Fund

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Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Reinsurance Group of America, Inc. Class A	18,141	960
RenaissanceRe Holdings, Ltd.	37,560	3,055
SunTrust Banks, Inc.	246,610	6,708
T Rowe Price Group, Inc.	23,900	1,552
Total System Services, Inc.	111,600	2,510
Travelers Cos., Inc. (The)	91,300	6,476
US Bancorp	38,100	1,265
Visa, Inc. Class A	70,234	9,746
Wells Fargo & Co. (Û)	557,730	18,790
Western Union Co. (The)	334,179	4,244
WR Berkley Corp.	21,670	843
XL Group PLC Class A	14,600	361

		287,355

Health Care - 14.0%
Abbott Laboratories	81,800	5,360
Aetna, Inc. (Û)	20,400	891
Alexion Pharmaceuticals, Inc. (Æ)	28,623	2,587
Allergan, Inc.	64,700	5,818
Amarin Corp. PLC - ADR (Æ)	171,700	2,023
AmerisourceBergen Corp. Class A	145,503	5,739
Amgen, Inc.	72,000	6,231
Baxter International, Inc.	255,300	15,989
Biogen Idec, Inc. (Æ)	75,742	10,469
Bio-Rad Laboratories, Inc. Class A (Æ)	9,300	943
Boston Scientific Corp. (Æ)(Û)	230,900	1,187
Bristol-Myers Squibb Co.	14,400	479
Brookdale Senior Living, Inc. Class A (Æ)	148,200	3,477
CareFusion Corp. (Æ)	298,509	7,928
Celgene Corp. (Æ)	84,085	6,166
Charles River Laboratories International, Inc. (Æ)	17,700	661
Community Health Systems, Inc. (Æ)(Û)	101,600	2,786
Covidien PLC	273,910	15,051
CR Bard, Inc.	23,500	2,260
Cyberonics, Inc. (Æ)	13,400	620
Edwards Lifesciences Corp. (Æ)	19,500	1,693
Eli Lilly & Co.	339,144	16,493
Express Scripts Holding Co. (Æ)	50,500	3,107
Forest Laboratories, Inc. (Æ)	90,000	3,034
Gilead Sciences, Inc. (Æ)	141,735	9,518
Haemonetics Corp. (Æ)	19,000	1,552
HCA Holdings, Inc. (Û)	48,600	1,381
Hologic, Inc. (Æ)	101,854	2,100
Hospira, Inc. (Æ)	26,000	798
Humana, Inc.	118,886	8,830
Illumina, Inc. (Æ)	22,229	1,056
Johnson & Johnson	292,917	20,745
Magellan Health Services, Inc. (Æ)	21,569	1,082
McKesson Corp. (Û)	172,200	16,067
Medtronic, Inc.	18,300	761
Merck & Co., Inc.	301,517	13,758
Myriad Genetics, Inc. (Æ)	16,200	424
Novartis AG - ADR	142,400	8,610
NuVasive, Inc. (Æ)	12,279	177
PDL BioPharma, Inc.	98,800	736
Pfizer, Inc.	1,915,258	47,631
Stryker Corp.	60,600	3,188

	Principal Amount ($) or Shares	Fair Value $
Team Health Holdings, Inc. (Æ)	27,100	721
Teva Pharmaceutical Industries, Ltd. - ADR	140,649	5,685
Thoratec Corp. (Æ)	9,000	321
United Therapeutics Corp. (Æ)	6,900	315
UnitedHealth Group, Inc. (Û)	218,450	12,234
Valeant Pharmaceuticals International, Inc. (Æ)	36,449	2,039
Vertex Pharmaceuticals, Inc. (Æ)	44,300	2,137
Warner Chilcott PLC Class A	77,500	897
Watson Pharmaceuticals, Inc. Class B (Æ)	21,600	1,857
WellPoint, Inc.	141,743	8,686
Zimmer Holdings, Inc.	100,871	6,477

		300,775

Materials and Processing - 3.7%
Barrick Gold Corp.	232,650	9,421
Brown-Forman Corp. Class B - ADR (Æ)	67,652	4,334
CF Industries Holdings, Inc. (Û)	7,700	1,580
Domtar Corp.	4,800	383
EI du Pont de Nemours & Co.	78,000	3,473
Freeport-McMoRan Copper & Gold, Inc. (Û)	144,235	5,609
Huntsman Corp.	73,800	1,110
International Paper Co.	19,900	713
LyondellBasell Industries NV Class A	41,532	2,217
Masco Corp.	60,902	919
Monsanto Co.	183,023	15,751
Mosaic Co. (The)	121,864	6,378
Newmont Mining Corp.	39,800	2,171
Packaging Corp. of America (Û)	47,000	1,658
PPG Industries, Inc. (Û)	104,894	12,281
Sealed Air Corp.	177,000	2,871
Sherwin-Williams Co. (The)	43,700	6,232
Southern Copper Corp. (Û)	21,600	823
Valspar Corp. (Û)	19,900	1,115

		79,039

Producer Durables - 10.0%
3M Co.	66,200	5,799
Accenture PLC Class A	264,987	17,863
ADT Corp. (The) (Æ)	173,729	7,212
AECOM Technology Corp. (Æ)	52,800	1,134
AGCO Corp. (Æ)	8,700	396
Agilent Technologies, Inc.	38,250	1,377
Alliant Techsystems, Inc. (Û)	62,500	3,580
Automatic Data Processing, Inc.	73,500	4,248
Avery Dennison Corp.	52,700	1,706
Boeing Co. (The) (Û)	137,860	9,711
Burberry Group PLC (Æ)	47,134	1,768
Canadian Pacific Railway, Ltd.	9,300	856
Caterpillar, Inc. (Û)	68,326	5,794
Corporate Executive Board Co. (The)	22,100	994
Corrections Corp. of America	103,493	3,482
CSX Corp.	146,944	3,008
Cummins, Inc. (Û)	82,295	7,701
Deere & Co.	49,556	4,234
Eaton Corp.	85,600	4,042
FedEx Corp.	93,196	8,573

Russell U.S. Strategic Equity Fund	79

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Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Fluor Corp.	75,889	4,238
General Electric Co.	1,018,300	21,446
Granite Construction, Inc.	17,000	514
Harsco Corp.	67,800	1,355
Honeywell International, Inc.	308,250	18,879
Ingersoll-Rand PLC	12,900	607
JB Hunt Transport Services, Inc.	37,400	2,195
Joy Global, Inc.	46,825	2,924
L-3 Communications Holdings, Inc.	4,800	354
Landstar System, Inc.	4,100	208
Lexmark International, Inc. Class A	78,800	1,675
Lockheed Martin Corp.	42,700	4,000
Magna International, Inc. Class A	39,320	1,746
Navistar International Corp. (Æ)	118,360	2,219
Northrop Grumman Corp. (Û)	73,982	5,082
Oshkosh Corp. (Æ)	15,400	462
Parker Hannifin Corp.	55,900	4,397
Paychex, Inc.	89,900	2,915
Pentair, Ltd. (Æ)	48,939	2,067
Raytheon Co.	124,303	7,031
Republic Services, Inc. Class A	55,300	1,568
Robert Half International, Inc.	30,600	823
Rockwell Automation, Inc.	44,450	3,159
Rockwell Collins, Inc.	29,200	1,565
Spirit Aerosystems Holdings, Inc. Class A (Æ)	100,400	1,569
Stanley Black & Decker, Inc.	31,100	2,155
Terex Corp. (Æ)	103,300	2,329
Textron, Inc.	45,538	1,148
Toro Co. (The)	37,500	1,583
Trinity Industries, Inc.	11,700	366
Tyco International, Ltd.	298,090	8,009
Union Pacific Corp. (Û)	75,874	9,334
URS Corp.	14,300	479
Xylem, Inc.	86,800	2,106

		213,985

Technology - 16.6%
Acme Packet, Inc. (Æ)	104,783	1,733
Activision Blizzard, Inc. (Û)	46,800	510
Adobe Systems, Inc. (Æ)	130,700	4,444
Akamai Technologies, Inc. (Æ)	8,300	315
Altera Corp.	76,500	2,332
Apple, Inc. (Û)	90,388	53,788
Applied Materials, Inc.	259,700	2,753
Avago Technologies, Ltd.	127,858	4,223
Avnet, Inc. (Æ)	61,010	1,747
Baidu, Inc. - ADR (Æ)	47,559	5,071
BMC Software, Inc. (Æ)	104,200	4,241
Broadcom Corp. Class A (Æ)	22,900	722
Brocade Communications Systems, Inc. (Æ)	151,400	802
Cisco Systems, Inc. (Û)	2,318,066	39,731
Citrix Systems, Inc. (Æ)	62,828	3,884
Computer Sciences Corp.	18,900	576
Cornerstone OnDemand, Inc. (Æ)	26,700	747
Dell, Inc.	56,730	524
Electronic Arts, Inc. (Æ)	110,900	1,370
EMC Corp. (Æ)	270,856	6,614

	Principal Amount ($) or Shares	Fair Value $
Facebook, Inc. Class A (Æ)	26,500	560
Google, Inc. Class A (Æ)	45,671	31,046
Hewlett-Packard Co. (Û)	32,400	449
IAC/InterActiveCorp	47,949	2,319
Intel Corp.	306,900	6,637
International Business Machines Corp.	142,206	27,663
Intuit, Inc.	146,521	8,706
Ixia (Æ)	27,800	389
LinkedIn Corp. Class A (Æ)	18,954	2,027
LSI Corp. (Æ)(Û)	111,900	767
Marvell Technology Group, Ltd.	355,950	2,808
Maxim Integrated Products, Inc.	108,100	2,976
MEMC Electronic Materials, Inc. (Æ)	124,870	315
Microsoft Corp.	1,438,009	41,032
Molex, Inc.	62,000	1,610
Motorola Solutions, Inc. (Û)	79,500	4,108
NetApp, Inc. (Æ)	48,831	1,314
NeuStar, Inc. Class A (Æ)(Û)	24,000	878
NVIDIA Corp. (Æ)	23,300	279
OpenTable, Inc. (Æ)	31,675	1,488
Oracle Corp.	513,397	15,941
QUALCOMM, Inc.	244,524	14,324
SAIC, Inc. (Û)	161,159	1,771
Salesforce.com, Inc. (Æ)	18,007	2,629
SanDisk Corp. (Æ)	48,100	2,009
Silicon Laboratories, Inc. (Æ)	18,200	736
Symantec Corp. (Æ)(Û)	35,700	649
Synopsys, Inc. (Æ)	91,200	2,937
Tech Data Corp. (Æ)(Û)	23,700	1,050
Tellabs, Inc.	454,400	1,327
Teradata Corp. (Æ)	31,424	2,147
Texas Instruments, Inc.	645,950	18,144
VeriSign, Inc. (Æ)	38,200	1,416
Vodafone Group PLC - ADR	480,450	13,078
Xilinx, Inc.	63,400	2,077
Yahoo!, Inc. (Æ)(Û)	77,600	1,304

		355,037

Utilities - 3.6%
ÆS Corp.	52,700	551
Alliant Energy Corp.	15,700	702
Ameren Corp.	94,606	3,111
AT&T, Inc. (Û)	362,015	12,522
Black Hills Corp.	9,800	351
CMS Energy Corp.	88,500	2,152
Consolidated Edison, Inc.	32,756	1,978
DTE Energy Co.	95,181	5,910
El Paso Electric Co.	53,900	1,832
Encana Corp.	242,550	5,470
Exelon Corp.	123,000	4,401
FirstEnergy Corp.	13,860	634
GenOn Energy, Inc. (Æ)	649,502	1,669
MetroPCS Communications, Inc. (Æ)	52,500	536
NiSource, Inc.	8,500	216
NV Energy, Inc.	85,200	1,620
PG&E Corp.	253,774	10,790
Pinnacle West Capital Corp. (Û)	21,400	1,134

80	Russell U.S. Strategic Equity Fund

Russell Investment Company

Russell U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Questar Corp.	82,998	1,680
Sprint Nextel Corp. (Æ)	250,204	1,386
UIL Holdings Corp.	20,525	742
Verizon Communications, Inc. (Û)	330,108	14,735
Wisconsin Energy Corp.	58,800	2,262
Xcel Energy, Inc.	53,900	1,522

		77,906

Total Common Stocks (cost $2,012,735)		2,028,516

Investments in Other Funds - 0.0% iShares Russell 1000 Value Index Fund	5,780	415

Total Investments in Other Funds (cost $408)		415

Short-Term Investments - 4.4%
Russell U.S. Cash Management Fund	94,218,543 (¥)	94,219

Total Short-Term Investments (cost $94,219)		94,219

Total Investments - 99.0% (identified cost $2,107,362)		2,123,150

Securities Sold Short - (0.9)%
Consumer Discretionary - (0.2)%
CarMax, Inc. (Æ)	(33,000)	(1,114)
DreamWorks Animation SKG, Inc. Class A (Æ)	(66,100)	(1,346)
Hyatt Hotels Corp. Class A (Æ)	(26,900)	(982)
JC Penney Co., Inc.	(39,900)	(958)

		(4,400)

Energy - (0.1)%
Cheniere Energy, Inc. (Æ)	(61,900)	(996)
Golar LNG, Ltd. (Æ)	(22,500)	(878)
Range Resources Corp.	(14,500)	(948)

		(2,822)

Financial Services - (0.2)%
Old Republic International Corp.	(62,300)	(616)
TCF Financial Corp.	(129,400)	(1,480)
TFS Financial Corp. (Æ)	(63,200)	(566)
Valley National Bancorp	(68,500)	(667)

		(3,329)

Health Care - (0.1)%
Brookdale Senior Living, Inc. Class A (Æ)	(49,500)	(1,161)
Cerner Corp. (Æ)	(16,100)	(1,227)
Dentsply International, Inc.	(14,200)	(523)

		(2,911)

	Principal Amount ($) or Shares	Fair Value $
Materials and Processing - (0.1)%
Compass Minerals International, Inc.	(20,200)	(1,593)
Martin Marietta Materials, Inc.	(10,500)	(864)

		(2,457)

Producer Durables - (0.1)%
Clean Harbors, Inc. (Æ)	(9,100)	(531)
IHS, Inc. Class A (Æ)	(10,200)	(861)

		(1,392)

Technology - (0.1)%
NetSuite, Inc. (Æ)	(17,500)	(1,111)
Salesforce.com, Inc. (Æ)	(3,000)	(438)

		(1,549)

Total Securities Sold Short (proceeds $18,135)		(18,860)

Other Assets and Liabilities, Net - 1.9%		41,291

Net Assets - 100.0%		2,145,581

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund	81

Russell Investment Company

Russell U.S. Strategic Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 E- Mini Index Futures (CME)	1,791	USD	125,979	12/12	(3,200)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts(å)					(3,200)

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$332,375	$—	$—	$332,375	15.5
Consumer Staples	155,045	—	—	155,045	7.2
Energy	226,999	—	—	226,999	10.6
Financial Services	287,355	—	—	287,355	13.4
Health Care	300,775	—	—	300,775	14.0
Materials and Processing	79,039	—	—	79,039	3.7
Producer Durables	213,985	—	—	213,985	10.0
Technology	355,037	—	—	355,037	16.6
Utilities	77,906	—	—	77,906	3.6
Investments in Other Funds	415	—	—	415	— *
Short-Term Investments	—	94,219	—	94,219	4.4

Total Investments	2,028,931	94,219	—	2,123,150	99.0

Securities Sold Short**	(18,860)	—	—	(18,860)	(0.9)
Other Assets and Liabilities, Net					1.9

					100.0

Other Financial Instruments
Futures Contracts	(3,200)	—	—	(3,200)	(0.1)

Total Other Financial Instruments***	$(3,200)	$—	$—	$(3,200)

*	Less than .05% of net assets.
**	Refer to Schedule of Investments for detailed sector breakout.
***	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

82	Russell U.S. Strategic Equity Fund

Russell Investment Company

Russell U.S. Strategic Equity Fund

Fair Value of Derivative Instruments — October 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$3,200

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$3,526

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(3,200)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund	83

Russell Investment Company

Russell U.S. Strategic Equity Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$2,107,362
Investments, at fair value*	2,123,150
Cash (restricted)(a)	33,000
Receivables:
Dividends and interest	2,039
Dividends from affiliated Russell funds	12
Investments sold	13,132
Fund shares sold	7,774

Total assets	2,179,107

Liabilities
Payables:
Investments purchased	10,044
Fund shares redeemed	2,913
Accrued fees to affiliates	1,424
Other accrued expenses	220
Daily variation margin on futures contracts	65
Securities sold short, at fair value**	18,860

Total liabilities	33,526

Net Assets	$2,145,581

See accompanying notes which are an integral part of the financial statements.

84	Russell U.S. Strategic Equity Fund

Russell Investment Company

Russell U.S. Strategic Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,126
Accumulated net realized gain (loss)	6,210
Unrealized appreciation (depreciation) on:
Investments	15,788
Futures contracts	(3,200)
Securities sold short	(725)
Shares of beneficial interest	2,118
Additional paid-in capital	2,124,264

Net Assets	$2,145,581

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.13
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$10.75
Class A — Net assets	$633,207
Class A — Shares outstanding ($.01 par value)	62,532
Net asset value per share: Class C(#)	$10.12
Class C — Net assets	$3,479,243
Class C — Shares outstanding ($.01 par value)	343,782
Net asset value per share: Class E(#)	$10.13
Class E — Net assets	$69,065,486
Class E — Shares outstanding ($.01 par value)	6,817,457
Net asset value per share: Class S(#)	$10.13
Class S — Net assets	$2,072,403,108
Class S — Shares outstanding ($.01 par value)	204,529,222
Amounts in thousands

* Investments in affiliates, Russell U.S. Cash Management Fund	$94,219
** Proceeds on securities sold short	$18,135
(a) Cash Collateral for Futures	$33,000

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund	85

Russell Investment Company

Russell U.S. Strategic Equity Fund

Statement of Operations — For the Period Ended October 31, 2012(1)

Amounts in thousands
Investment Income
Dividends	$8,533
Dividends from affiliated Russell funds	59

Total investment income	8,592

Expenses
Advisory fees	3,522
Administrative fees	227
Custodian fees	94
Distribution fees - Class A	— **
Distribution fees - Class C	4
Transfer agent fees - Class A	— **
Transfer agent fees - Class C	1
Transfer agent fees - Class E	17
Transfer agent fees - Class S	921
Professional fees	56
Registration fees	120
Shareholder servicing fees - Class C	2
Shareholder servicing fees - Class E	22
Trustees’ fees	14
Printing fees	85
Dividends from securities sold short	44
Interest expense paid on securities sold short	69
Organizational fees	34
Miscellaneous	17

Expenses before reductions	5,249
Expense reductions	(1,117)

Net expenses	4,132

Net investment income (loss)	4,460

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,696
Futures contracts	3,526
Securities sold short	(12)
Foreign currency-related transactions	— **

Net realized gain (loss)	6,210

Net change in unrealized appreciation (depreciation) on:
Investments	15,788
Futures contracts	(3,200)
Securities sold short	(725)

Net change in unrealized appreciation (depreciation)	11,863

Net realized and unrealized gain (loss)	18,073

Net Increase (Decrease) in Net Assets from Operations	$22,533

(1)	For the period August 7, 2012 (commencement of operations) to October 31, 2012.

**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

86	Russell U.S. Strategic Equity Fund

Russell Investment Company

Russell U.S. Strategic Equity Fund

Statement of Changes in Net Assets

Amounts in thousands	For the Period Ended October 31, 2012(1)
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$4,460
Net realized gain (loss)	6,210
Net change in unrealized appreciation (depreciation)	11,863

Net increase (decrease) in net assets from operations	22,533

Distributions
From net investment income
Class A	(1)
Class C	(2)
Class E	(110)
Class S	(3,221)

Net decrease in net assets from distributions	(3,334)

Share Transactions*
Net increase (decrease) in net assets from share transactions	2,126,382

Total Net Increase (Decrease) in Net Assets	2,145,581

Net Assets
Beginning of period	—

End of period	$2,145,581

Undistributed (overdistributed) net investment income included in net assets	$1,126

(1)	For the period August 7, 2012 (commencement of operations) to October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund	87

Russell Investment Company

Russell U.S. Strategic Equity Fund

Statement of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the period ended October 31, 2012 were as follows:

	2012
	Shares	Dollars

Class A(1)
Proceeds from shares sold	63	$634
Proceeds from reinvestment of distributions	—	1
Payments for shares redeemed	—	(1)

Net increase (decrease)	63	634

Class C(1)
Proceeds from shares sold	367	3,740
Proceeds from reinvestment of distributions	—	2
Payments for shares redeemed	(23)	(239)

Net increase (decrease)	344	3,503

Class E(1)
Proceeds from shares sold	6,914	72,221
Proceeds from reinvestment of distributions	10	108
Payments for shares redeemed	(107)	(1,108)

Net increase (decrease)	6,817	71,221

Class S(1)
Proceeds from shares sold	212,711	2,134,941
Proceeds from reinvestment of distributions	308	3,189
Payments for shares redeemed	(8,490)	(87,106)

Net increase (decrease)	204,529	2,051,024

Total increase (decrease)	211,753	$2,126,382

(1)	For the period August 7, 2012 (commencement of operations) to October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

88	Russell U.S. Strategic Equity Fund

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Russell Investment Company

Russell U.S. Strategic Equity Fund

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout the Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions	$ Net Asset Value, End of Period
Class A
October 31, 2012(7)	10.00	.01		.13	.14	(.01)	(.01)	10.13
Class C
October 31, 2012(7)	10.00	—	(f)	.13	.13	(.01)	(.01)	10.12
Class E
October 31, 2012(7)	10.00	.01		.14	.15	(.02)	(.02)	10.13
Class S
October 31, 2012(7)	10.00	.02		.13	.15	(.02)	(.02)	10.13

See accompanying notes which are an integral part of the financial statements.

90	Russell U.S. Strategic Equity Fund

% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

1.44	633	1.36	1.12	.57	15

1.28	3,479	2.12	1.87	(.19)	15

1.46	69,066	1.37	1.12	.41	15

1.46	2,072,403	1.11	.87	.96	15

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Strategic Equity Fund	91

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Russell U.S. Large Cap Equity Fund - Class A
Total Return
Inception*	(0.32)%

Russell U.S. Large Cap Equity Fund - Class C
Total Return
Inception*	5.17%

Russell U.S. Large Cap Equity Fund - Class S
Total Return
Inception*	5.85%

S&P 500® Index **
Total Return
Inception*	6.75%

92	Russell U.S. Large Cap Equity Fund

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Russell U.S. Large Cap Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of October 31 2012, the Fund had five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the period of February 6, 2012 (inception of the Fund) through October 31, 2012, the Russell U.S. Large Cap Equity Fund’s Class A, Class C and Class S Shares gained 5.76%, 5.17% and 5.85%, respectively. This is compared to the Fund’s benchmark, the S&P 500 Index, which gained 6.75% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the period of February 6, 2012 (inception of the Fund) through October 31, 2012, the Lipper® Large Cap Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 5.17%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other that the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund’s overall pro-economic recovery positioning was penalized during the partial fiscal year. The Fund’s overweight to medium to large market capitalization stocks relative to the benchmark was penalized, as the ultra large capitalization stocks led performance within the S&P 500 Index. An underweight to stocks with high dividend yield was also penalized during the period, as these stocks became relatively overvalued due to investors’ increasing willingness to pay-up for yield, despite many of the companies producing low growth rates and low returns on capital. The Fund’s overweight to stocks with high forecast growth was also penalized during the partial fiscal year, as market participants discounted future growth potential in favor of stability and safety. Many of the stocks with the highest forecast growth are also in the lower tiers of market capitalization and have lower dividend yields. This confluence of factor performance was a headwind to the

Fund. Sector exposure effects were positive for the Fund due to overweights to the health care and consumer discretionary sectors, along with an underweight to the utilities sector.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

From the inception of the Fund on February 6, 2012 until mid-May, the Fund outperformed its benchmark. The Fund pulled ahead again in late October before finishing the inception-to-fiscal year end period just slightly behind the S&P 500 Index.

The Fund’s relative performance from inception through the end of the first quarter 2012 was positive, aided by its lower capitalization positioning versus the S&P 500 Index. During this time, the Fund also benefited from tilts toward stocks with higher forecast growth and lower dividend yield.

After strong performance during the first quarter, the Fund began to lag the S&P 500 Index and finished the second quarter behind the S&P 500 Index. Many of the typical tilts of active managers were penalized during the second quarter. Stocks with above average growth rates, stocks with rising earnings estimates and stocks with low debt to capital ratios underperformed. Despite the Russell 1000® Value Index outperforming the Russell 1000® Growth Index during the quarter, the cheapest stocks in the Russell 1000® Index, based on price-to-earnings ratios, price-to-book ratios, and price-to-cash flow ratios, underperformed. This combination of factor payoffs contributed to an unusually difficult quarter for the Fund. The Fund’s factor tilts, including overweights to stocks with above-market growth rates, stocks with low debt-to-capital ratios and stocks with low valuation ratios (price-to-earnings, price-to-book, and price-to-cash flow), were not rewarded. The Fund’s underweight to dividend yield, which was partially the result of the Fund’s underweight to the utilities sector, also detracted from Fund performance. Stock selection effects detracted from returns in the consumer discretionary and technology sectors.

After lagging the benchmark during the second quarter, the Fund had a better third quarter and outperformed the S&P 500 Index. The benchmark-relative overweights to stocks with high growth forecasts and rising earnings estimates were rewarded. An underweight to the stocks with the highest dividend yields was also beneficial. Sector exposure effects were muted for the Fund. Stock selection effects were positive within the energy sector, but negative within the health care sector.

The month of October was relatively muted for the Fund as it finished even with the S&P 500 Index. The Fund benefited from its smaller market capitalization positioning. However, its overweight to stocks with high forecast growth was not rewarded. Sector exposure effects were moderately positive for the Fund due to overweights to the producer durables and health care sectors.

Russell U.S. Large Cap Equity Fund	93

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Columbus Circle Investors (“Columbus Circle”) outperformed the Russell 1000® Growth Index from the inception of the Fund until the end of the fiscal year. Columbus Circle benefited from an overweight to stocks with higher historical growth relative to the Russell 1000® Growth Index. Columbus Circle also benefited from an overweight to stocks with more cyclical historical earnings. Sector exposure effects were positive for Columbus Circle due to an energy overweight and a financial services overweight.

Sustainable Growth Advisers, LP (“Sustainable”) outperformed the Russell 1000® Growth Index from the inception of the Fund until the end of the fiscal year. Sustainable benefited from an overweight to stocks with high return-on-equity relative to the Russell 1000® Growth Index. Sector exposure effects and stock selection effects were both positive for Sustainable and contributed positively to excess return.

Ceredex Value Advisors LLC (“Ceredex”) underperformed the Russell 1000® Value Index from the inception of the Fund until the end of the fiscal year. Ceredex’s overweight to stocks with higher historical growth was not rewarded against the Russell 1000® Value Index. Sector exposure effects and stock selection effects were both negative for Ceredex and detracted from excess return.

Institutional Capital Management LLC (“ICAP”) underperformed the S&P 500 Index from the inception of the Fund until the end of the fiscal year. ICAP’s overweights to stocks with low price-to-earnings and low price-to-cash flow ratios were both headwinds to relative performance. Sector exposure effects were positive for ICAP, but offset by negative stock selection effects.

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) underperformed the S&P 500 Index from the inception of the

Fund until the end of the fiscal year. Many of the factor tilts employed by Jacobs Levy were penalized, including their smaller market capitalization positioning and their overweight to stocks with low price-to-earnings. An underweight to stocks with high dividend yield also detracted from excess return. Sector exposure effects were modestly positive for Jacobs Levy, but offset by negative stock selection effects.

Describe any changes to the Fund’s structure or the money manager line-up.

The Fund was launched on February 6, 2012 and since the Fund’s launch, there were no changes to the Fund’s structure or the money manager line-up.

Money Managers as of October 31, 2012	Styles
Columbus Circle Investors	Growth
Sustainable Growth Advisers, LP	Growth
Ceredex Value Advisors LLC	Value
Institutional Capital Management LLC	Market Oriented
Jacobs Levy Equity Management	Market Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued class A, C and S Shares on February 6, 2012.

**

The Standard & Poor’s 500® Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

94	Russell U.S. Large Cap Equity Fund

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,007.89	$1,019.51
Expenses Paid During Period*	$5.65	$5.69

*	Expenses are equal to the Fund’s annualized expense ratio of 1.12% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,003.97	$1,015.79
Expenses Paid During Period*	$9.37	$9.42

*	Expenses are equal to the Fund’s annualized expense ratio of 1.86% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,008.57	$1,020.81
Expenses Paid During Period*	$4.34	$4.37

*	Expenses are equal to the Fund’s annualized expense ratio of 0.86% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Large Cap Equity Fund	95

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Common Stocks - 93.0%
Consumer Discretionary - 13.2%
Amazon.com, Inc. (Æ)	4,310	1,003
American Eagle Outfitters, Inc.	3,600	75
AutoZone, Inc. (Æ)	890	334
Comcast Corp. Class A	30,950	1,161
Costco Wholesale Corp.	6,550	645
DIRECTV (Æ)	10,300	526
Dollar Tree, Inc. (Æ)	7,900	315
eBay, Inc. (Æ)	52,616	2,541
Estee Lauder Cos., Inc. (The) Class A	7,846	483
Expedia, Inc.	1,800	106
Gap, Inc. (The)	18,000	643
General Motors Co. (Æ)	4,300	110
Genuine Parts Co.	5,000	313
Harman International Industries, Inc.	1,300	55
Hertz Global Holdings, Inc. (Æ)	13,800	183
Home Depot, Inc.	15,735	966
International Game Technology	19,120	246
John Wiley & Sons, Inc. Class A (Æ)	1,000	43
Johnson Controls, Inc.	78,950	2,033
Kohl’s Corp.	4,700	250
Las Vegas Sands Corp.	10,237	475
Limited Brands, Inc.	8,558	410
Lowe’s Cos., Inc.	26,650	863
Lululemon Athletica, Inc. (Æ)	2,774	191
Marriott International, Inc. Class A	7,300	266
McDonald’s Corp.	10,450	907
MGM Resorts International (Æ)	37,554	387
Michael Kors Holdings, Ltd. (Æ)	9,905	542
News Corp. Class A	12,430	297
Nike, Inc. Class B	6,437	588
Nordstrom, Inc.	1,900	108
O’Reilly Automotive, Inc. (Æ)	200	17
Panera Bread Co. Class A (Æ)	1,500	253
PetSmart, Inc.	1,500	100
Ralph Lauren Corp. Class A	1,270	195
Ross Stores, Inc.	7,700	469
Sirius XM Radio, Inc. (Æ)	74,700	209
Staples, Inc.	24,500	282
Starbucks Corp.	38,640	1,774
Starwood Hotels & Resorts Worldwide, Inc. (ö)	15,560	807
TE Connectivity, Ltd.	5,400	174
Time Warner Cable, Inc.	3,600	357
Time Warner, Inc.	78,620	3,415
TJX Cos., Inc.	13,300	554
Tractor Supply Co.	2,167	209
Ulta Salon Cosmetics & Fragrance, Inc.	3,901	360
Under Armour, Inc. Class A (Æ)	3,600	188
Urban Outfitters, Inc. (Æ)	10,400	372
VF Corp.	1,470	230
Viacom, Inc. Class B	45,930	2,355
Walt Disney Co. (The)	4,800	236
Washington Post Co. (The) Class B	500	167
Yum! Brands, Inc.	30,298	2,124

		31,912

	Principal Amount ($) or Shares	Fair Value $
Consumer Staples - 5.8%
Archer-Daniels-Midland Co.	18,890	507
Campbell Soup Co.	18,830	665
Church & Dwight Co., Inc.	900	46
Cia de Bebidas das Americas - ADR	27,680	1,129
Coca-Cola Co. (The)	99,254	3,691
Colgate-Palmolive Co.	19,650	2,063
ConAgra Foods, Inc.	36,460	1,015
CVS Caremark Corp.	3,100	144
Flowers Foods, Inc.	2,400	47
Fresh Market, Inc. (The) (Æ)	500	28
Hershey Co. (The)	1,500	103
Kellogg Co.	7,050	369
Kroger Co. (The)	6,750	170
Lorillard, Inc.	900	104
Mead Johnson Nutrition Co. Class A	2,100	129
Monster Beverage Corp. (Æ)	4,200	188
PepsiCo, Inc.	7,750	536
Philip Morris International, Inc.	400	35
Procter & Gamble Co. (The)	33,400	2,312
Whole Foods Market, Inc.	7,269	689

		13,970

Energy - 9.4%
Atwood Oceanics, Inc. (Æ)	500	24
Baker Hughes, Inc.	18,150	762
Cabot Oil & Gas Corp.	9,200	432
Chevron Corp.	23,800	2,623
ConocoPhillips	17,400	1,007
Diamond Offshore Drilling, Inc.	3,300	228
EOG Resources, Inc.	3,390	395
Exxon Mobil Corp.	57,300	5,224
Halliburton Co.	33,150	1,070
Marathon Petroleum Corp.	4,100	225
Murphy Oil Corp.	3,880	233
National Oilwell Varco, Inc.	30,081	2,217
Noble Corp. (Æ)	1,200	45
Noble Energy, Inc.	11,488	1,092
Occidental Petroleum Corp.	39,920	3,152
Oceaneering International, Inc.	2,000	105
Phillips 66 (Æ)	17,290	816
Pioneer Natural Resources Co.	1,900	201
QEP Resources, Inc.	13,220	383
Rowan Companies PLC (Æ)	3,300	105
Schlumberger, Ltd.	15,580	1,083
Southwestern Energy Co. (Æ)	27,100	940
Superior Energy Services, Inc. (Æ)	1,900	39
Tesoro Corp.	3,300	124
Valero Energy Corp.	7,300	212

		22,737

Financial Services - 13.9%
Alleghany Corp. (Æ)	830	289
Allied World Assurance Co. Holdings AG	900	72
Allstate Corp. (The)	8,200	328
American Express Co.	28,991	1,622
American Financial Group, Inc.	4,800	186

96	Russell U.S. Large Cap Equity Fund

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Ameriprise Financial, Inc.	7,150	417
Aon PLC	12,850	693
Aspen Insurance Holdings, Ltd.	2,500	81
Assurant, Inc.	480	18
Axis Capital Holdings, Ltd.	2,200	80
Bank of New York Mellon Corp. (The)	13,640	337
BB&T Corp.	34,820	1,008
Berkshire Hathaway, Inc. Class B (Æ)	500	43
BlackRock, Inc. Class A	4,000	759
Capital One Financial Corp.	48,739	2,933
Chubb Corp. (The)	4,300	331
Citigroup, Inc.	58,470	2,187
Comerica, Inc.	23,050	687
Cullen/Frost Bankers, Inc.	3,700	205
Discover Financial Services	37,156	1,523
Equifax, Inc.	2,700	135
Everest Re Group, Ltd.	1,340	149
First Republic Bank	9,500	326
Franklin Resources, Inc.	4,850	620
Hanover Insurance Group, Inc. (The)	2,900	105
JPMorgan Chase & Co.	72,530	3,024
Mastercard, Inc. Class A	4,000	1,844
MetLife, Inc.	50,640	1,797
Northern Trust Corp.	16,530	790
PartnerRe, Ltd. - ADR	1,700	138
ProAssurance Corp.	1,900	170
Progressive Corp. (The)	26,550	592
Protective Life Corp.	300	8
Prudential Financial, Inc.	7,100	405
Public Storage (ö)	3,090	428
Realty Income Corp. (ö)	8,600	338
State Street Corp.	35,380	1,577
SunTrust Banks, Inc.	6,700	182
Total System Services, Inc.	14,850	334
Travelers Cos., Inc. (The)	7,250	514
US Bancorp	25,450	845
Visa, Inc. Class A	18,781	2,606
Wells Fargo & Co.	78,010	2,628
Western Union Co. (The)	13,200	168

		33,522

Health Care - 14.4%
Abbott Laboratories	1,670	109
Aetna, Inc.	6,080	266
Alexion Pharmaceuticals, Inc. (Æ)	6,561	593
Allergan, Inc.	6,300	566
Amgen, Inc.	7,800	675
Baxter International, Inc.	25,650	1,607
Biogen Idec, Inc. (Æ)	4,718	652
Bio-Rad Laboratories, Inc. Class A (Æ)	1,200	122
Boston Scientific Corp. (Æ)	43,730	225
Bristol-Myers Squibb Co.	7,100	236
Celgene Corp. (Æ)	7,300	535
Cerner Corp. (Æ)	15,580	1,187
Charles River Laboratories International, Inc. (Æ)	800	30
Cigna Corp.	30,360	1,548

	Principal Amount ($) or Shares	Fair Value $
Community Health Systems, Inc. (Æ)	1,000	27
Covidien PLC	23,160	1,273
CR Bard, Inc.	1,650	159
Cyberonics, Inc. (Æ)	600	28
Edwards Lifesciences Corp. (Æ)	950	82
Eli Lilly & Co.	14,470	704
Express Scripts Holding Co. (Æ)	13,300	819
Forest Laboratories, Inc. (Æ)	9,200	310
Gilead Sciences, Inc. (Æ)	11,160	750
Hill-Rom Holdings, Inc.	3,100	87
Humana, Inc.	4,590	341
Intuitive Surgical, Inc. (Æ)	2,190	1,187
Johnson & Johnson	53,210	3,769
Magellan Health Services, Inc. (Æ)	1,500	75
McKesson Corp.	11,150	1,040
Medtronic, Inc.	7,700	320
Merck & Co., Inc.	26,300	1,200
Mylan, Inc. (Æ)	45,380	1,150
Novartis AG - ADR	23,700	1,433
Novo Nordisk A/S - ADR	5,400	866
Patterson Cos., Inc.	5,500	184
PDL BioPharma, Inc.	4,700	35
Perrigo Co.	9,520	1,095
Pfizer, Inc.	237,949	5,918
Stryker Corp.	7,900	416
Team Health Holdings, Inc. (Æ)	1,100	29
UnitedHealth Group, Inc.	29,210	1,635
Valeant Pharmaceuticals International, Inc. (Æ)	7,761	434
Watson Pharmaceuticals, Inc. Class B (Æ)	5,000	430
WellPoint, Inc.	4,900	300
Zimmer Holdings, Inc.	4,600	295

		34,742

Materials and Processing - 5.4%
Air Products & Chemicals, Inc.	6,150	477
Allegheny Technologies, Inc.	17,050	449
Ashland, Inc.	7,500	534
Barrick Gold Corp.	38,800	1,571
Brown-Forman Corp. Class B - ADR (Æ)	2,900	186
Carpenter Technology Corp.	900	44
Celanese Corp. Class A	13,400	509
CF Industries Holdings, Inc.	1,020	209
Commercial Metals Co.	8,300	114
Ecolab, Inc.	23,000	1,600
Greif, Inc. Class A	1,100	46
LyondellBasell Industries NV Class A	9,419	503
Masco Corp.	13,822	209
Monsanto Co.	45,308	3,900
Newmont Mining Corp.	5,900	322
PPG Industries, Inc.	4,590	537
Praxair, Inc.	10,030	1,065
RPM International, Inc.	3,800	101
Sherwin-Williams Co. (The)	3,409	486
Sonoco Products Co.	3,200	100
Valspar Corp.	2,690	151

		13,113

Russell U.S. Large Cap Equity Fund	97

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Russell U.S. Large Cap Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Producer Durables - 12.4%
3M Co.	2,500	219
Accenture PLC Class A	22,947	1,547
ADT Corp. (The) (Æ)	3,157	131
AGCO Corp. (Æ)	2,390	109
Agilent Technologies, Inc.	26,070	939
Air Lease Corp. Class A (Æ)	4,490	93
Alliant Techsystems, Inc.	4,100	235
AO Smith Corp.	1,900	115
Automatic Data Processing, Inc.	27,780	1,606
Babcock & Wilcox Co. (The) (Æ)	6,300	162
Boeing Co. (The)	8,180	576
Canadian Pacific Railway, Ltd.	2,100	193
Caterpillar, Inc.	10,823	918
Con-way, Inc.	4,000	116
CSX Corp.	13,400	274
Cummins, Inc.	22,315	2,089
Danone - ADR (Æ)	59,910	737
Deere & Co.	5,217	446
Eaton Corp.	19,050	900
Emerson Electric Co.	5,700	276
Expeditors International of Washington, Inc.	15,050	551
FedEx Corp.	10,641	979
Flowserve Corp.	2,900	393
Fluor Corp.	3,480	194
General Electric Co.	153,100	3,224
Granite Construction, Inc.	1,600	48
Harsco Corp.	9,200	184
Honeywell International, Inc.	38,440	2,354
Huntington Ingalls Industries, Inc. (Æ)	1,900	81
JB Hunt Transport Services, Inc.	2,000	117
Joy Global, Inc.	28,070	1,753
L-3 Communications Holdings, Inc.	2,890	213
Landstar System, Inc.	1,400	71
Lexmark International, Inc. Class A	1,600	34
Lockheed Martin Corp.	5,200	487
Norfolk Southern Corp.	3,480	213
Northrop Grumman Corp.	6,380	438
Pentair, Ltd. (Æ)	9,015	381
Raytheon Co.	7,570	428
Republic Services, Inc. Class A	17,500	496
Robert Half International, Inc.	4,980	134
Rockwell Automation, Inc.	7,700	547
Rockwell Collins, Inc.	7,650	410
Rollins, Inc.	1,600	36
Stanley Black & Decker, Inc.	11,750	814
Textron, Inc.	4,980	126
Tidewater, Inc.	2,400	114
Toro Co. (The)	4,900	207
Union Pacific Corp.	12,802	1,575
United Parcel Service, Inc. Class B	10,250	751
United Technologies Corp.	9,650	754
URS Corp.	5,690	191

		29,979

Technology - 14.8%
Adobe Systems, Inc. (Æ)	18,950	644
Apple, Inc.	11,690	6,958

	Principal Amount ($) or Shares	Fair Value $
Applied Materials, Inc.	17,380	184
Avago Technologies, Ltd.	15,477	511
Broadcom Corp. Class A (Æ)	23,220	732
Brocade Communications Systems, Inc. (Æ)	6,370	34
Cadence Design Systems, Inc. (Æ)	10,650	135
Cisco Systems, Inc.	205,150	3,515
Corning, Inc.	20,750	244
Dell, Inc.	4,100	38
Electronic Arts, Inc. (Æ)	18,150	224
EMC Corp. (Æ)	18,216	445
Facebook, Inc. Class A (Æ)	6,000	127
Gartner, Inc. (Æ)	1,900	88
Google, Inc. Class A (Æ)	3,782	2,571
Harris Corp.	2,900	133
IAC/InterActiveCorp	3,290	159
Intel Corp.	30,300	655
International Business Machines Corp.	2,720	529
Ixia (Æ)	1,900	27
LinkedIn Corp. Class A (Æ)	4,285	458
LSI Corp. (Æ)	34,120	234
Maxim Integrated Products, Inc.	2,400	66
Microsoft Corp.	151,640	4,326
Molex, Inc.	10,700	278
Motorola Solutions, Inc.	11,730	607
NetApp, Inc. (Æ)	6,400	172
NVIDIA Corp. (Æ)	6,800	81
QUALCOMM, Inc.	37,072	2,172
Red Hat, Inc. (Æ)	21,310	1,048
SAIC, Inc.	35,000	385
Salesforce.com, Inc. (Æ)	4,075	595
SAP AG - ADR	15,590	1,137
Silicon Laboratories, Inc. (Æ)	1,100	44
Synopsys, Inc. (Æ)	7,490	241
Teradata Corp. (Æ)	7,400	505
Texas Instruments, Inc.	103,810	2,916
VeriSign, Inc. (Æ)	4,900	182
VMware, Inc. Class A (Æ)	400	34
Vodafone Group PLC - ADR	80,080	2,180
Western Digital Corp.	6,780	232

		35,846

Utilities - 3.7%
AES Corp.	10,000	105
Alliant Energy Corp.	2,900	130
Ameren Corp.	8,670	285
AT&T, Inc.	106,510	3,682
Black Hills Corp.	1,600	57
Consolidated Edison, Inc.	6,200	374
Encana Corp.	40,350	910
Energen Corp.	1,300	61
Entergy Corp.	4,080	296
Exelon Corp.	7,300	261
NiSource, Inc.	9,260	236
PG&E Corp.	3,800	162
Pinnacle West Capital Corp.	6,490	344
PPL Corp.	39,000	1,154
Southern Co.	3,800	178

98	Russell U.S. Large Cap Equity Fund

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

Sprint Nextel Corp. (Æ)	34,800		193
Verizon Communications, Inc.	11,400		509

			8,937

Total Common Stocks (cost $215,364)			224,758

Short-Term Investments - 6.0%
Russell U.S. Cash Management Fund	14,572,457	(¥)	14,572

Total Short-Term Investments (cost $14,572)			14,572

Total Investments - 99.0% (identified cost $229,936)			239,330

Other Assets and Liabilities, Net - 1.0%			2,528

Net Assets - 100.0%			241,858

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund	99

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Russell U.S. Large Cap Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 E Mini Index Futures (CME)	228	USD	16,038	12/12	(373)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(373)

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$31,912	$—	$—	$31,912	13.2
Consumer Staples	13,970	—	—	13,970	5.8
Energy	22,737	—	—	22,737	9.4
Financial Services	33,522	—	—	33,522	13.9
Health Care	34,742	—	—	34,742	14.4
Materials and Processing	13,113	—	—	13,113	5.4
Producer Durables	29,979	—	—	29,979	12.4
Technology	35,846	—	—	35,846	14.8
Utilities	8,937	—	—	8,937	3.7
Short-Term Investments	—	14,572	—	14,572	6.0

Total Investments	224,758	14,572	—	239,330	99.0

Other Assets and Liabilities, Net					1.0

					100.0

Other Financial Instruments
Futures Contracts	(373)	—	—	(373)	(0.2)

Total Other Financial Instruments*	$(373)	$—	$—	$(373)

*	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

100	Russell U.S. Large Cap Equity Fund

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Fair Value of Derivative Instruments — October 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$373

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$1,348

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(373)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund	101

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Russell U.S. Large Cap Equity Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$229,936
Investments, at fair value*	239,330
Cash (restricted)(a)	1,300
Receivables:
Dividends and interest	229
Dividends from affiliated Russell funds	2
Investments sold	1,155
Fund shares sold	1,331
Prepaid expenses	26

Total assets	243,373

Liabilities
Payables:
Investments purchased	1,008
Fund shares redeemed	247
Accrued fees to affiliates	212
Other accrued expenses	40
Daily variation margin on futures contracts	8

Total liabilities	1,515

Net Assets	$241,858

See accompanying notes which are an integral part of the financial statements.

102	Russell U.S. Large Cap Equity Fund

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$133
Accumulated net realized gain (loss)	547
Unrealized appreciation (depreciation) on:
Investments	9,394
Futures contracts	(373)
Shares of beneficial interest	230
Additional paid-in capital	231,927

Net Assets	$241,858

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.52
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.16
Class A — Net assets	$1,037,298
Class A — Shares outstanding ($.01 par value)	98,625
Net asset value per share: Class C(#)	$10.51
Class C — Net assets	$367,227
Class C — Shares outstanding ($.01 par value)	34,944
Net asset value per share: Class S(#)	$10.52
Class S — Net assets	$240,453,656
Class S — Shares outstanding ($.01 par value)	22,848,437
Amounts in thousands

* Investments in affiliates, Russell U.S. Cash Management Fund	$14,572
(a) Cash Collateral for Futures	$1,300

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund	103

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Russell U.S. Large Cap Equity Fund

Statement of Operations — For the Period Ended October 31, 2012(1)

Amounts in thousands
Investment Income
Dividends	$2,637
Dividends from affiliated Russell funds	18

Total investment income	2,655

Expenses
Advisory fees	1,020
Administrative fees	72
Custodian fees	44
Distribution fees - Class A	1
Distribution fees - Class C	2
Transfer agent fees - Class A	1
Transfer agent fees - Class C	— **
Transfer agent fees - Class S	276
Professional fees	42
Registration fees	114
Shareholder servicing fees - Class C	1
Trustees’ fees	3
Printing fees	16
Organizational Costs	16
Miscellaneous	7

Expenses before reductions	1,615
Expense reductions	(358)

Net expenses	1,257

Net investment income (loss)	1,398

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(801)
Futures contracts	1,348

Net realized gain (loss)	547

Net change in unrealized appreciation (depreciation) on:
Investments	9,394
Futures contracts	(373)

Net change in unrealized appreciation (depreciation)	9,021

Net realized and unrealized gain (loss)	9,568

Net Increase (Decrease) in Net Assets from Operations	$10,966

(1)	For the period February 7, 2012 (commencement of operations) to October 31, 2012.
**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

104	Russell U.S. Large Cap Equity Fund

Russell Investment Company

Russell U.S. Large Cap Equity Fund

Statement of Changes in Net Assets

Amounts in thousands	For the Period Ended October 31, 2012(1)
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,398
Net realized gain (loss)	547
Net change in unrealized appreciation (depreciation)	9,021

Net increase (decrease) in net assets from operations	10,966

Distributions
From net investment income
Class A	(3)
Class C	(— )**
Class S	(1,278)

Net decrease in net assets from distributions	(1,281)

Share Transactions*
Net increase (decrease) in net assets from share transactions	232,173

Total Net Increase (Decrease) in Net Assets	241,858

Net Assets
Beginning of period	—

End of period	$241,858

Undistributed (overdistributed) net investment income included in net assets	$133

(1)	For the period February 7, 2012 (commencement of operations) to October 31, 2012.
**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund	105

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Russell U.S. Large Cap Equity Fund

Statement of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the period ended October 31, 2012 were as follows:

	2012
	Shares	Dollars

Class A(1)
Proceeds from shares sold	100	$1,033
Proceeds from reinvestment of distributions	—	3
Payments for shares redeemed	(1)	(16)

Net increase (decrease)	99	1,020

Class C(1)
Proceeds from shares sold	43	444
Payments for shares redeemed	(8)	(84)

Net increase (decrease)	35	360

Class S(1)
Proceeds from shares sold	24,625	249,171
Proceeds from reinvestment of distributions	121	1,269
Payments for shares redeemed	(1,898)	(19,647)

Net increase (decrease)	22,848	230,793

Total increase (decrease)	22,982	$232,173

(1)	For the period February 7, 2012 (commencement of operations) to October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

106	Russell U.S. Large Cap Equity Fund

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Russell Investment Company

Russell U.S. Large Cap Equity Fund

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout the Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions	$ Net Asset Value, End of Period
Class A
October 31, 2012(6)	10.00	.05		.53	.58	(.06)	(.06)	10.52
Class C
October 31, 2012(6)	10.00	—	(f)	.52	.52	(.01)	(.01)	10.51
Class S
October 31, 2012(6)	10.00	.07		.52	.59	(.07)	(.07)	10.52

See accompanying notes which are an integral part of the financial statements.

108	Russell U.S. Large Cap Equity Fund

% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

5.76	1,037	1.28	1.11	.64	55

5.17	367	2.11	1.86	(.01)	55

5.85	240,454	1.11	.86	.96	55

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Large Cap Equity Fund	109

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Russell U.S. Mid Cap Equity Fund - Class A
Total Return
Inception *	(6.55)%

Russell U.S.Mid Cap Equity Fund - Class C
Total Return
Inception *	(1.36)%

Russell U.S. Mid Cap Equity Fund - Class S
Total Return
Inception *	(0.66)%

Russell Midcap Index **
Total Return
Inception *	3.21%

110	Russell U.S. Mid Cap Equity Fund

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Russell U.S. Mid Cap Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of October 31, 2012, the Fund had three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the period of February 6, 2012 (inception of the Fund) through October 31, 2012, the Russell U.S. Mid Cap Equity Fund’s Class A, Class C and Class S Shares lost 0.85%, 1.36% and 0.66%, respectively. This is compared to the Fund’s benchmark, the Russell Midcap® Index, which gained 3.21% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the period of February 6, 2012 through October 31, 2012, the Lipper® U.S. Mid Cap Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 1.16%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund’s overall pro-economic recovery and pro-growth positioning was penalized during the fiscal year. Large capitalization stocks and stocks with high dividend yield, both lower-growth areas of the market, were highly valued by investors during the fiscal year, as investors became increasingly willing to pay for yield and stability despite a lack of future growth and historically high prices relative to earnings and book value. The Fund’s overweights to stocks with high forecast growth and smaller market capitalization and underweight to stocks with high dividend yield were therefore penalized during the fiscal year. Sector exposure effects were negative over the period due to overweights to the energy and technology sectors, both of which underperformed.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

From the Fund’s inception on February 6, 2012 until the end of March, the Fund outperformed its benchmark. During this time, the Fund benefited from its smaller capitalization positioning versus its benchmark and from tilts toward stocks with higher forecast growth and lower dividend yield.

After the strong performance during the late first quarter, the Fund underperformed its benchmark for the second quarter. The Fund’s overweight exposure to the smallest capitalization stocks within the benchmark was a headwind to relative performance. An underweight to stocks with high dividend yield also detracted from performance. An overweight to stocks with high forecast growth and an underweight to stocks with high debt-to-capital both detracted further from excess return. Sector exposures were detrimental to relative return, due to a technology overweight and a utilities underweight. Stock selection effects detracted from returns in the consumer discretionary and consumer staples sectors. Many of the typical tilts of active managers were penalized during the second quarter. Stocks with above average growth rates underperformed. Stocks with rising earnings estimates underperformed, as did stocks with low debt to capital ratios. Despite the Russell Midcap® Value Index outperforming the Russell Midcap® Growth Index, the cheapest stocks in the Russell Midcap® Index, based on price-to-earnings ratios, price-to-book ratios, and price-to-cash flow ratios, underperformed. This combination of factor payoffs contributed to a difficult quarter for the Fund.

The Fund also underperformed its benchmark for the third quarter of 2012. The largest detractor of excess return for the Fund was negative stock selection, especially from Arbor Asset Management. The Fund was not poorly positioned from a factor perspective, with an underweight to dividend yield and an overweight to forecast growth. This positioning was rewarded during the third quarter, as investors were able to better focus on growing companies that were trading at discounted valuations relative to peers and historical averages. However, the Fund did have exposure to stocks with higher quality characteristics than the benchmark, which detracted from performance. Sector exposure effects were, on average over the quarter, positive for the Fund due to an energy overweight and a consumer staples underweight.

October 2012 was also difficult for the Fund. The Fund’s underweight to dividend yield relative to the benchmark detracted from excess return. In addition, the Fund’s overweight to stocks with high forecast growth provided a headwind to relative performance. Sector exposure effects were negative for the overall Fund due to a technology overweight and a utilities underweight.

Arbor Asset Management (“Arbor”) underperformed the Russell Midcap® Growth Index from the inception of the Fund, on February 6, 2012, until the end of the fiscal year. Arbor’s tilts toward stocks with smaller market capitalization and lower dividend yield were not rewarded. An overweight to stocks with high forecast growth also provided a headwind to performance. Sector exposure effects detracted from excess return due to a technology overweight and a health care underweight. Stock selection effects were also negative and detracted from excess return.

Russell U.S. Mid Cap Equity Fund	111

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Ceredex Value Advisors LLC (“Ceredex”) underperformed the Russell Midcap® Value Index from the inception of the Fund, on February 6, 2012, until the end of the fiscal year. Ceredex’s overweight to stocks with high forecast growth was a headwind to performance for the fiscal year. Sector exposure effects were negative for Ceredex due in large part to overweights to the energy and materials and processing sectors.

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) underperformed the Russell Midcap® Index from the inception of the Fund, on February 6, 2012, until the end of the fiscal year. Jacobs Levy’s overweight to the smallest market capitalization stocks within the Russell Midcap® Index was a headwind to performance over the year. Overweights to stocks with low price-to-book and low price-to-earnings also detracted from relative performance. Jacobs Levy’s underweight to high dividend yield and overweight to high forecast growth provided further headwinds to performance. Sector exposure effects were negative for Jacobs Levy, due to a technology overweight and a utilities underweight.

Describe any changes to the Fund’s structure or the money manager line-up.

The Fund was launched on February 6, 2012 and since the Fund’s launch, there were no changes to the Fund’s structure or the money manager line-up.

Money Managers as of October 31, 2012	Styles
Arbor Asset Management, LLC	Growth
Ceredex Value Advisors, LLC	Value
Jacobs Levy Equity Management, Inc.	Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued class A, C and S Shares on February 6, 2012.

**

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

112	Russell U.S. Mid Cap Equity Fund

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$967.04	$1,019.00
Expenses Paid During Period*	$6.03	$6.19

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$963.83	$1,015.28
Expenses Paid During Period*	$9.68	$9.93

*	Expenses are equal to the Fund’s annualized expense ratio of 1.96% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$969.54	$1,020.31
Expenses Paid During Period*	$4.75	$4.88

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Mid Cap Equity Fund	113

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Common Stocks - 94.9%
Consumer Discretionary - 17.5%
Aaron’s, Inc. Class A	8,700	268
Abercrombie & Fitch Co. Class A	12,400	379
Advance Auto Parts, Inc.	5,300	376
Aeropostale, Inc. (Æ)	4,200	50
AMC Networks, Inc. Class A (Æ)	8,500	397
American Eagle Outfitters, Inc.	22,500	470
ANN, Inc. (Æ)	6,700	236
AutoZone, Inc. (Æ)	1,340	503
Cablevision Systems Corp. Class A	29,540	515
Carter’s, Inc. (Æ)	28,236	1,527
Chico’s FAS, Inc.	3,100	58
Chipotle Mexican Grill, Inc. Class A (Æ)	1,450	369
Choice Hotels International, Inc.	3,100	97
Cracker Barrel Old Country Store, Inc.	1,200	76
Dollar Tree, Inc. (Æ)	12,500	498
Domino’s Pizza, Inc.	1,700	69
Dunkin’ Brands Group, Inc.	13,300	412
Expedia, Inc.	9,600	568
Francesca’s Holdings Corp. (Æ)	1,500	44
GameStop Corp. Class A	18,500	422
Gap, Inc. (The)	16,200	579
Goodyear Tire & Rubber Co. (The) (Æ)	32,420	370
HomeAway, Inc. (Æ)	31,419	808
International Game Technology	44,400	570
John Wiley & Sons, Inc. Class A (Æ)	1,800	78
Johnson Controls, Inc.	38,500	991
LKQ Corp. (Æ)	80,923	1,691
Marriott International, Inc. Class A	12,900	471
McGraw-Hill Cos., Inc. (The)	2,700	149
MercadoLibre, Inc.	9,671	812
Nu Skin Enterprises, Inc. Class A	9,300	440
O’Reilly Automotive, Inc. (Æ)	11,008	943
Panera Bread Co. Class A (Æ)	2,960	499
PetSmart, Inc.	19,532	1,297
priceline.com, Inc. (Æ)	1,184	679
PVH Corp.	5,600	616
Ralph Lauren Corp. Class A	3,100	476
Ross Stores, Inc.	9,900	603
Staples, Inc.	26,300	303
Texas Roadhouse, Inc. Class A	2,200	36
Tupperware Brands Corp.	7,770	459
Ulta Salon Cosmetics & Fragrance, Inc.	4,280	395
Urban Outfitters, Inc. (Æ)	13,300	476
Washington Post Co. (The) Class B	800	267
Williams-Sonoma, Inc.	4,000	185

		21,527

Consumer Staples - 3.6%
ConAgra Foods, Inc.	28,000	779
Dean Foods Co. (Æ)	25,600	431
Fresh Market, Inc. (The) (Æ)	22,106	1,253
Kellogg Co.	6,700	351
Kroger Co. (The)	13,520	341
Lorillard, Inc.	2,610	303
Molson Coors Brewing Co. Class B	3,700	160

	Principal Amount ($) or Shares	Fair Value $
Monster Beverage Corp. (Æ)	8,320	372
Safeway, Inc.	23,800	388

		4,378

Energy - 8.1%
Atwood Oceanics, Inc. (Æ)	9,300	445
Baker Hughes, Inc.	18,900	793
CARBO Ceramics, Inc.	7,900	584
Continental Resources, Inc. (Æ)	5,700	410
Dresser-Rand Group, Inc. (Æ)	8,470	436
FMC Technologies, Inc. (Æ)	20,842	852
Marathon Petroleum Corp.	12,600	692
Murphy Oil Corp.	2,040	122
Newfield Exploration Co. (Æ)	17,600	477
Noble Energy, Inc.	16,090	1,530
Oceaneering International, Inc.	9,900	518
Plains Exploration & Production Co. (Æ)	11,100	396
QEP Resources, Inc.	33,000	958
SM Energy Co.	7,500	404
Superior Energy Services, Inc. (Æ)	20,600	419
Tesoro Corp.	12,500	471
Whiting Petroleum Corp. (Æ)	10,100	424

		9,931

Financial Services - 15.5%
Alleghany Corp. (Æ)	500	174
AllianceBernstein Holding, LP	29,900	503
Allied World Assurance Co. Holdings AG	5,050	406
American Campus Communities, Inc. (ö)	14,500	657
Ameriprise Financial, Inc.	8,600	502
Aon PLC	10,700	577
Aspen Insurance Holdings, Ltd.	9,100	294
Assurant, Inc.	10,840	410
Assured Guaranty, Ltd.	17,500	243
Axis Capital Holdings, Ltd.	13,500	489
Comerica, Inc.	23,200	691
CommonWealth REIT (ö)	3,300	45
Endurance Specialty Holdings, Ltd.	6,200	251
Everest Re Group, Ltd.	4,800	533
Extra Space Storage, Inc. (ö)	14,730	508
FactSet Research Systems, Inc.	12,829	1,163
Fifth Third Bancorp	18,400	267
First Republic Bank	13,100	450
Fulton Financial Corp.	23,600	229
Hancock Holding Co.	13,700	433
Hanover Insurance Group, Inc. (The)	24,960	901
Hartford Financial Services Group, Inc.	31,400	682
Home Properties, Inc. (ö)	1,700	103
Iberiabank Corp.	500	25
IntercontinentalExchange, Inc. (Æ)	3,780	495
Lazard, Ltd. Class A	38,444	1,134
MB Financial, Inc.	19,500	395
Mid-America Apartment Communities, Inc. (ö)	10,800	698
MSCI, Inc. Class A (Æ)	15,715	423
PartnerRe, Ltd.	5,770	467
ProAssurance Corp.	2,500	224

114	Russell U.S. Mid Cap Equity Fund

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Progressive Corp. (The)	29,800	665
Raymond James Financial, Inc.	20,000	763
Regions Financial Corp.	89,400	583
RenaissanceRe Holdings, Ltd.	1,500	122
State Street Corp.	3,800	169
SunTrust Banks, Inc.	22,000	598
SVB Financial Group (Æ)	5,520	312
TD Ameritrade Holding Corp.	29,552	464
Total System Services, Inc.	20,250	455
Validus Holdings, Ltd.	13,870	497

		19,000

Health Care - 7.2%
Acorda Therapeutics, Inc. (Æ)	9,000	216
Analogic Corp.	1,800	133
Bio-Rad Laboratories, Inc. Class A (Æ)	500	51
Boston Scientific Corp. (Æ)	97,180	500
Bruker Corp. (Æ)	12,200	147
Catamaran Corp. (Æ)	18,998	896
Cerner Corp. (Æ)	6,576	501
Charles River Laboratories International, Inc. (Æ)	8,500	317
Cigna Corp.	27,200	1,388
CR Bard, Inc.	4,100	394
Cyberonics, Inc. (Æ)	5,500	254
Forest Laboratories, Inc. (Æ)	14,600	492
Hill-Rom Holdings, Inc.	9,700	272
Humana, Inc.	7,900	587
PDL BioPharma, Inc.	18,300	136
St. Jude Medical, Inc.	27,100	1,037
STERIS Corp.	18,200	648
United Therapeutics Corp. (Æ)	8,500	388
Vertex Pharmaceuticals, Inc. (Æ)	10,800	521

		8,878

Materials and Processing - 8.4%
Air Products & Chemicals, Inc.	3,700	287
Albemarle Corp.	2,200	121
Allegheny Technologies, Inc.	33,200	875
American Vanguard Corp.	4,000	143
Ashland, Inc.	9,500	676
Cabot Corp.	31,600	1,129
Carpenter Technology Corp.	7,500	365
Celanese Corp. Class A	12,500	475
Chemtura Corp. (Æ)	6,700	107
Ecolab, Inc.	14,075	979
Lennox International, Inc.	10,010	501
Mueller Industries, Inc.	3,000	131
Owens-Illinois, Inc. (Æ)	16,700	325
Packaging Corp. of America	13,700	483
PPG Industries, Inc.	6,320	740
Rockwood Holdings, Inc.	9,300	427
RPM International, Inc.	7,300	195
Schweitzer-Mauduit International, Inc.	4,100	144
Scotts Miracle-Gro Co. (The) Class A	8,400	360
Sealed Air Corp.	10,800	175
Sherwin-Williams Co. (The)	4,430	632

	Principal Amount ($) or Shares	Fair Value $
Valspar Corp.	10,090	565
WR Grace & Co. (Æ)	8,100	520

		10,355

Producer Durables - 17.1%
AGCO Corp. (Æ)	10,260	467
Agilent Technologies, Inc.	24,400	878
Air Lease Corp. Class A (Æ)	8,200	171
Alliant Techsystems, Inc.	5,800	332
AO Smith Corp.	4,100	249
Avery Dennison Corp.	16,300	528
AZZ, Inc.	3,200	126
Babcock & Wilcox Co. (The) (Æ)	9,800	253
Con-way, Inc.	31,000	902
Corporate Executive Board Co. (The)	3,500	157
Crane Co.	18,060	758
Cummins, Inc.	8,100	758
Dover Corp.	3,400	198
Eaton Corp.	16,600	784
EMCOR Group, Inc.	4,300	138
Expeditors International of Washington, Inc.	13,800	505
Flowserve Corp.	2,100	285
Graco, Inc.	1,000	48
Granite Construction, Inc.	4,600	139
Harsco Corp.	32,400	648
Herman Miller, Inc.	7,100	138
Huntington Ingalls Industries, Inc. (Æ)	6,000	254
IHS, Inc. Class A (Æ)	10,073	850
Ingersoll-Rand PLC	14,000	658
Itron, Inc. (Æ)	10,590	435
JB Hunt Transport Services, Inc.	4,800	282
Joy Global, Inc.	17,200	1,074
KBR, Inc.	13,200	368
Landstar System, Inc.	1,200	61
Lexmark International, Inc. Class A	21,700	461
Manitowoc Co., Inc. (The)	12,900	184
Manpower, Inc.	5,200	197
Orbital Sciences Corp. (Æ)	6,400	86
Parker Hannifin Corp.	3,200	252
Pentair, Ltd. (Æ)	9,700	410
Republic Services, Inc. Class A	6,400	181
Robert Half International, Inc.	5,100	137
Rockwell Automation, Inc.	12,600	895
SPX Corp.	5,700	391
Stanley Black & Decker, Inc.	6,000	416
Stericycle, Inc. (Æ)	15,574	1,475
Textron, Inc.	18,700	471
Tidewater, Inc.	12,600	599
Toro Co. (The)	10,300	435
Trimble Navigation, Ltd. (Æ)	25,363	1,197
Trinity Industries, Inc.	9,100	285
URS Corp.	13,160	441
UTi Worldwide, Inc.	180	3

		20,960

Technology - 14.2%
Arris Group, Inc. (Æ)	20,000	275

Russell U.S. Mid Cap Equity Fund	115

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Broadcom Corp. Class A (Æ)	8,300	262
Brocade Communications Systems, Inc. (Æ)	72,220	383
Cadence Design Systems, Inc. (Æ)	39,460	500
Ciena Corp. (Æ)	24,770	307
Citrix Systems, Inc. (Æ)	11,944	738
Comverse Technology, Inc. (Æ)	12,500	82
Concur Technologies, Inc. (Æ)	20,351	1,348
Cornerstone OnDemand, Inc. (Æ)	6,600	185
Corning, Inc.	50,500	593
Electronic Arts, Inc. (Æ)	26,950	333
Gartner, Inc. (Æ)	10,800	501
IAC/InterActiveCorp	9,470	458
Integrated Device Technology, Inc. (Æ)	23,200	126
Intersil Corp. Class A	148,500	1,047
LinkedIn Corp. Class A (Æ)	11,268	1,205
LSI Corp. (Æ)	72,220	495
Maxim Integrated Products, Inc.	18,200	501
Mentor Graphics Corp. (Æ)	17,960	279
MKS Instruments, Inc.	5,500	130
Molex, Inc.	17,600	457
Motorola Solutions, Inc.	15,960	825
NetApp, Inc. (Æ)	15,600	420
NVIDIA Corp. (Æ)	32,120	384
SAIC, Inc.	53,600	589
Silicon Laboratories, Inc. (Æ)	5,700	230
Synopsys, Inc. (Æ)	15,600	502
Tellabs, Inc.	88,010	257
Teradata Corp. (Æ)	17,400	1,189
Tyler Technologies, Inc. (Æ)	700	33
Ultimate Software Group, Inc. (Æ)	16,266	1,649
Unisys Corp. (Æ)	1,200	20
VeriFone Systems, Inc. (Æ)	15,936	472
VeriSign, Inc. (Æ)	9,700	360
Western Digital Corp.	9,210	315

		17,450

Utilities - 3.3%
AES Corp.	27,500	287
American Water Works Co., Inc.	10,500	386
Black Hills Corp.	10,200	365
CenterPoint Energy, Inc.	22,000	477
DTE Energy Co.	6,600	410
Energen Corp.	9,700	453
NRG Energy, Inc.	22,200	479
PPL Corp.	20,700	611
Telephone & Data Systems, Inc.	2,100	52
US Cellular Corp. (Æ)	1,900	70
Windstream Corp.	44,500	425

		4,015

Total Common Stocks (cost $115,208)		116,494

	Principal Amount ($) or Shares		Fair Value $
Short-Term Investments - 6.9%
Russell U.S. Cash Management Fund	8,532,221	(¥)	8,532

Total Short-Term Investments (cost $8,532)			8,532

Total Investments - 101.8% (identified cost $123,740)			125,026

Other Assets and Liabilities, Net - (1.8%)			(2,218)

Net Assets - 100.0%			122,808

See accompanying notes which are an integral part of the financial statements.

116	Russell U.S. Mid Cap Equity Fund

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 1000 Value Index Futures	20	USD	1,400	12/12	(7)
S&P Midcap 400 E-Mini Index Futures (CME)	46	USD	4,500	12/12	(63)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(70)

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$21,527	$—	$—	$21,527	17.5
Consumer Staples	4,378	—	—	4,378	3.6
Energy	9,931	—	—	9,931	8.1
Financial Services	19,000	—	—	19,000	15.5
Health Care	8,878	—	—	8,878	7.2
Materials and Processing	10,355	—	—	10,355	8.4
Producer Durables	20,960	—	—	20,960	17.1
Technology	17,450	—	—	17,450	14.2
Utilities	4,015	—	—	4,015	3.3
Short-Term Investments	—	8,532	—	8,532	6.9

Total Investments	116,494	8,532	—	125,026	101.8

Other Assets and Liabilities, Net					(1.8)

					100.0

Other Financial Instruments
Futures Contracts	(70)	—	—	(70)	(0.1)

Total Other Financial Instruments*	$(70)	$—	$—	$(70)

*	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Russell U.S. Mid Cap Equity Fund

Fair Value of Derivative Instruments — October 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$70

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(47)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(70)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

118	Russell U.S. Mid Cap Equity Fund

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$123,740
Investments, at fair value*	125,026
Cash (restricted)(a)	450
Receivables:
Dividends and interest	41
Dividends from affiliated Russell funds	1
Investments sold	113
Fund shares sold	731
Daily variation margin on futures contracts	16
Prepaid expenses	15

Total assets	126,393

Liabilities
Payables:
Investments purchased	3,367
Fund shares redeemed	61
Accrued fees to affiliates	118
Other accrued expenses	39

Total liabilities	3,585

Net Assets	$122,808

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund	119

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$39
Accumulated net realized gain (loss)	(2,245)
Unrealized appreciation (depreciation) on:
Investments	1,286
Futures contracts	(70)
Shares of beneficial interest	124
Additional paid-in capital	123,674

Net Assets	$122,808

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$9.89
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$10.49
Class A — Net assets	$896,465
Class A — Shares outstanding ($.01 par value)	90,617
Net asset value per share: Class C(#)	$9.86
Class C — Net assets	$196,972
Class C — Shares outstanding ($.01 par value)	19,972
Net asset value per share: Class S(#)	$9.90
Class S — Net assets	$121,714,154
Class S — Shares outstanding ($.01 par value)	12,288,817
Amounts in thousands

* Investments in affiliates, Russell U.S. Cash Management Fund	$8,532
(a) Cash Collateral for Futures	$450

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

120	Russell U.S. Mid Cap Equity Fund

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Statement of Operations — For the Period Ended October 31, 2012(1)

Amounts in thousands
Investment Income
Dividends	$1,133
Dividends from affiliated Russell funds	10

Total investment income	1,143

Expenses
Advisory fees	675
Administrative fees	42
Custodian fees	33
Distribution fees - Class A	1
Distribution fees - Class C	1
Transfer agent fees - Class A	1
Transfer agent fees - Class C	— **
Transfer agent fees - Class S	159
Organizational Cost	11
Professional fees	41
Registration fees	74
Shareholder servicing fees - Class C	— **
Trustees’ fees	2
Printing fees	13
Miscellaneous	6

Expenses before reductions	1,059
Expense reductions	(248)

Net expenses	811

Net investment income (loss)	332

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(2,198)
Futures contracts	(47)
Foreign currency-related transactions	— **

Net realized gain (loss)	(2,245)

Net change in unrealized appreciation (depreciation) on:
Investments	1,286
Futures contracts	(70)

Net change in unrealized appreciation (depreciation)	1,216

Net realized and unrealized gain (loss)	(1,029)

Net Increase (Decrease) in Net Assets from Operations	$(697)

(1)	For the period February 7, 2012 (commencement of operations) to October 31, 2012.
**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

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Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Statement of Changes in Net Assets

Amounts in thousands	Period Ended October 31, 2012(1)
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$332
Net realized gain (loss)	(2,245)
Net change in unrealized appreciation (depreciation)	1,216

Net increase (decrease) in net assets from operations	(697)

Distributions
From net investment income
Class A	(1)
Class C	— **
Class S	(387)

Net decrease in net assets from distributions	(388)

Share Transactions*
Net increase (decrease) in net assets from share transactions	123,893

Total Net Increase (Decrease) in Net Assets	122,808

Net Assets
Beginning of period	—

End of period	$122,808

Undistributed (overdistributed) net investment income included in net assets	$39

(1)	For the period February 7, 2012 (commencement of operations) to October 31, 2012.

**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

122	Russell U.S. Mid Cap Equity Fund

Russell Investment Company

Russell U.S. Mid Cap Equity Fund

Statement of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the period ended October 31, 2012 were as follows:

	2012
	Shares	Dollars
Class A (1)
Proceeds from shares sold	90	$886
Proceeds from reinvestment of distributions	—	1
Payments for shares redeemed	—	—

Net increase (decrease)	90	887

Class C (1)
Proceeds from shares sold	20	200
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—

Net increase (decrease)	20	200

Class S (1)
Proceeds from shares sold	15,005	149,756
Proceeds from reinvestment of distributions	23	229
Payments for shares redeemed	(2,739)	(27,179)

Net increase (decrease)	12,289	122,806

Total increase (decrease)	12,399	$123,893

(1)	For the period February 7, 2012 (commencement of operations) to October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

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Russell U.S. Mid Cap Equity Fund

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout the Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions	$ Net Asset Value, End of Period
Class A (6)
October 31, 2012	10.00	—	(.08)	(.08)	(.03)	(.03)	9.89
Class C (6)
October 31, 2012	10.00	(.05)	(.09)	(.14)	— (f)	— (f)	9.86
Class S (6)
October 31, 2012	10.00	.03	(.10)	(.07)	(.03)	(.03)	9.90

See accompanying notes which are an integral part of the financial statements.

124	Russell U.S. Mid Cap Equity Fund

% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.85)	897	1.44	1.21	.06	96

(1.36)	197	2.24	1.96	(.64)	96

(.66)	121,714	1.25	.96	.40	96

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Mid Cap Equity Fund	125

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Russell U.S. Small Cap Equity Fund - Class A ‡
	Total Return
1 Year	3.43%
5 Years	(3.00	)%§
10 Years	7.29	%§

Russell U.S. Small Cap Equity Fund - Class C ‡‡
	Total Return
1 Year	8.91%
5 Years	(2.47	)%§
10 Years	7.58	%§

Russell U.S. Small Cap Equity Fund - Class E
	Total Return
1 Year	9.78%
5 Years	(1.80	)%§
10 Years	7.95	%§

Russell U.S. Small Cap Equity Fund - Class I
	Total Return
1 Year	10.08%
5 Years	(1.54	)%§
10 Years	8.20	%§

Russell U.S. Small Cap Equity Fund - Class S ‡‡‡
	Total Return
1 Year	10.02%
5 Years	(1.63	)%§
10 Years	8.15	%§

Russell U.S. Small Cap Equity Fund - Class Y
	Total Return
1 Year	10.22%
5 Years	(1.47	)%§
10 Years	8.29	%§

Russell 2000® Index **
	Total Return
1 Year	12.08%
5 Years	1.19	%§
10 Years	9.58	%§

Russell 2500® Index ***
	Total Return
1 Year	13.00%
5 Years	2.06	%§
10 Years	10.39	%§

126	Russell U.S. Small Cap Equity Fund

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Russell U.S. Small Cap Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of October 31, 2012, the Fund had eleven money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Russell U.S. Small Cap Fund’s Class A, Class C, Class E, Class I, Class S and Class Y Shares gained 9.73%, 8.91%, 9.78%, 10.08%, 10.02%, and 10.22%, respectively. This is compared to the Fund’s benchmark, the Russell 2000® Index, which gained 12.08% during the same period and the Russell 2500™ Index, which gained 13.00% during the same period. From November 1, 2011 to December 31, 2011, the Fund’s benchmark was the Russell 2500™ Index. Effective January 1, 2012, the Fund’s benchmark changed to the Russell 2000® Index. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Mid-Cap Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 10.50%, while the Lipper® Small-Cap Core Funds Average, another group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 10.44%. These results serve as peer comparisons and are expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The fiscal year ended October 31, 2012 proved to be a challenging environment for fundamental active investors. The dominance of exogenous macroeconomic events such as the ongoing European sovereign debt crisis and central bank monetary stimulus diminished the relevance of company fundamentals. Defensive areas of the market, particularly those areas that offered higher dividend yield and were on many metrics expensive on a relative valuation basis, continued to outperform as investors sought sanctuary from low bond yields and inflation concerns. These conditions resulted in a difficult environment for the average active manager, with value managers in particular challenged.

The Fund was not immune to these difficulties, with the majority of managers in the Fund underperforming during the period. These challenges impaired the Fund’s stock selection, which was negative and detracted from performance. The Fund was also penalized for being positioned for a slow U.S. economic recovery. For much of the year investors oscillated between an aversion to risk, driven by economic fears, and a risk attraction, driven by monetary stimulus. The Fund’s positioning between these two risk tails was not rewarded.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The Fund employs eleven money managers: four growth-oriented, two market-oriented and five value-oriented. Two of the seven managers employed for the entire fiscal year outperformed their respective benchmarks. Three of the four managers hired during the fiscal year outperformed their respective benchmarks during the period. In a difficult environment for U.S. small cap active management, managers across the style and strategy spectrum struggled. Value managers were challenged by the outperformance of areas deemed expensive, primarily defensive securities such as real estate investment trusts (“REITs”), while areas that were attractive on a valuation basis, such as energy, underperformed. In contrast, growth managers struggled with a diminishing opportunity set, which resulted in a collective overweight exposure to technology, a sector that significantly underperformed.

Chartwell Investment Partners (“Chartwell”) underperformed the Russell 2000® Value Index for the fiscal year. Performance was driven by a combination of negative stock selection, primarily in financial services, and sector exposures, primarily an underweight exposure to financial services.

ClariVest Asset Management LLC (“ClariVest”) outperformed a linked Russell 2500™ Index / Russell 2000® Index benchmark for the fiscal year. Positive stock selection accounted for all of the manager’s outperformance. Positive stock selection in the financial services sector, helped by REIT selection, and the consumer discretionary sector were the largest positive contributors. The linked benchmark represents the returns of the Russell 2500 Index™ from November 1, 2011 through December 31, 2011 and the returns of the Russell 2000® Index thereafter.

DePrince, Race & Zollo, Inc. (“DePrince”) outperformed the Russell 2000® Value Index for the fiscal year. Positive stock selection across all but two sectors accounted for the majority of the outperformance, with selection in the materials & processing sector the largest positive contributor. Sector exposures also positively contributed to performance, with an underweight to energy beneficial to performance.

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Russell U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

EAM Investors, LLC (“EAM”) was hired in December 2011 and outperformed the Russell Microcap Growth Index for the portion of the fiscal year in which it was a money manager for the Fund. Performance was driven by positive stock selection in the consumer discretionary and materials & processing sectors. However, EAM’s positive performance was moderated by negative sector exposures, and in particular, an overweight exposure to health care detracted.

Falcon Point Capital, LLC (“Falcon Point”) was hired in December 2011 and underperformed the Russell 2000® Growth Index for the portion of the fiscal year in which it was a money manager for the Fund. Negative stock selection in the consumer discretionary and producer durables sectors accounted for the majority of the manager’s underperformance. In addition, Falcon Point’s overweight exposure to technology and underweight exposure to materials & processing detracted.

Huber Capital Management LLC (“Huber”) was hired in December 2011 and outperformed the Russell 2000® Value Index for the portion of the fiscal year in which it was a money manager for the Fund. Performance was driven by a combination of positive stock selection and favorable sector exposures. Selection in financial services was the largest positive contributor, while an underweight exposure to technology was also beneficial.

Jacobs Levy Equity Management, Inc. (“Jacobs”) underperformed a linked Russell 2500™ Value Index/Russell 2000® Value Index benchmark for the fiscal year. Underperformance was driven by sector exposures, with an overweight to technology and energy sectors the largest detractors. Stock selection was also negative, with selection in technology and consumer discretionary penalized. The linked benchmark represents the returns of the Russell 2500 Value Index™ from November 1, 2011 through June 30, 2012 and the returns of the Russell 2000® Value Index thereafter.

Next Century Growth Investors, LLC (“Next Century”) underperformed a linked Russell 2500 Growth™ Index/Russell 2000® Growth Index benchmark for the fiscal year. Stock selection accounted for the majority of the underperformance, driven by selection in the consumer discretionary and health care sectors. Performance was also negatively impacted by an overweight exposure to technology. The linked benchmark represents the returns of the Russell 2500 Growth Index™ from November 1, 2011 through December 31, 2011 and the returns of the Russell 2000® Growth Index thereafter.

PENN Capital Management Company, Inc. (“PENN”) was hired in December 2011 and outperformed a blended Russell

2000®Index/Russell Microcap® Index for the portion of the fiscal year in which it was a money manager for the Fund. Performance was driven by positive stock selection in the consumer discretionary sector. However this benefit was reduced by an overweight exposure to energy, which was penalized.

Ranger Investment Management, L.P. (“Ranger”) underperformed a linked Russell 2500™ Growth Index / Russell 2000® Growth Index benchmark for the fiscal year. Underperformance was attributable entirely to stock selection, with stock selection in technology being the largest detractor, primarily in software. The linked benchmark represents the returns of the Russell 2500™ Growth Index from November 1, 2011 through December 31, 2011 and the returns of the Russell 2000® Growth Index thereafter.

Signia Capital Management, LLC (“Signia”) underperformed the Russell 2500™ Value Index for the fiscal year. Performance was driven primarily by stock selection, although sector exposures also detracted. Selection in the energy and financial services sectors were the largest detractors, while an overweight to energy was penalized.

Tygh Capital Management, Inc. (“Tygh”) was terminated in December 2011 and outperformed the Fund’s benchmark during the portion of the fiscal year in which it was a money manager for the Fund. Performance was driven by a combination of positive stock selection and beneficial sector exposures, particularly within the producer durables sector.

Describe any changes to the Fund’s structure or the money manager line-up.

Effective January 1, 2012, RIMCo changed the Fund’s investment strategy from investing principally in small and medium capitalization securities to investing principally in small capitalization securities. As a result, the Fund’s primary benchmark changed from the Russell 2500™ Index to the Russell 2000® Index. In December 2011, in connection with this strategy change, RIMCo terminated Tygh Capital Management, Inc. and hired EAM Investors, LLC, Falcon Point Capital, LLC, Huber Capital Management LLC and PENN Capital Management Company, Inc. as money managers for the Fund. In addition, Ranger Investment Management, L.P., Clarivest Asset Management LLC and Next Century Growth Investors, LLC’s mandates were changed from Russell 2500™ Index equivalent strategies to Russell 2000® Index equivalent strategies.

In July 2012, Jacobs Levy Equity Management’s mandate was changed from a Russell 2500™ Value Index equivalent strategy to a Russell 2000® Value Index equivalent strategy.

128	Russell U.S. Small Cap Equity Fund

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Money Managers as of October 31, 2012	Styles
Chartwell Investment Partners	Small Cap Value
ClariVest Asset Management LLC	Small Cap Core
DePrince, Race & Zollo, Inc.	Small Cap Value
EAM Investors, LLC	Microcap Growth
Falcon Point Capital, LLC	Small Cap Growth
Huber Capital Management LLC	Small Cap Value
Jacobs Levy Equity Management, Inc.	Small Cap Value
Next Century Growth Investors, LLC	Small Cap Growth
PENN Capital Management Company, Inc.	Microcap/Small Cap
Ranger Investment Management, L.P.	Small Cap Growth
Signia Capital Management, LLC	Small Cap Value

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2002.

**

Effective January 1, 2012, RIMCo changed the Fund’s investment strategy from investing principally in small and medium capitalization securities to investing principally in small capitalization securities. As a result, the Fund’s primary benchmark changed from the Russell 2500™ Index to the Russell 2000® Index. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

***

Russell 2500™ Index is composed of the bottom 500 stocks the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Russell Investment Company

Russell U.S. Small Cap Equity Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$969.02	$1,018.80
Expenses Paid During Period*	$6.24	$6.39

*	Expenses are equal to the Fund’s annualized expense ratio of 1.26% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$965.49	$1,015.03
Expenses Paid During Period*	$9.93	$10.18

*	Expenses are equal to the Fund’s annualized expense ratio of 2.01% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$969.11	$1,019.00
Expenses Paid During Period*	$6.04	$6.19

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

130	Russell U.S. Small Cap Equity Fund

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$970.91	$1,020.46
Expenses Paid During Period*	$4.61	$4.72

*	Expenses are equal to the Fund’s annualized expense ratio of 0.93% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$970.41	$1,020.06
Expenses Paid During Period*	$5.00	$5.13

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$971.63	$1,021.01
Expenses Paid During Period*	$4.06	$4.17

*	Expenses are equal to the Fund’s annualized expense ratio of 0.82% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell U.S. Small Cap Equity Fund	131

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Russell U.S. Small Cap Equity Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Common Stocks - 97.0%
Consumer Discretionary - 14.7%
1-800-Flowers.com, Inc. Class A (Æ)	49,000	178
AFC Enterprises, Inc. (Æ)	70,485	1,785
Amerco, Inc.	21,249	2,455
American Woodmark Corp. (Æ)	34,581	795
America’s Car-Mart, Inc. (Æ)	50,450	2,112
Ameristar Casinos, Inc.	39,639	723
ANN, Inc. (Æ)	29,700	1,044
Asbury Automotive Group, Inc. (Æ)	80,270	2,546
Ballantyne Strong, Inc. (Æ)	6,232	25
Bally Technologies, Inc. (Æ)	90,692	4,527
Beazer Homes USA, Inc. (Æ)(Ñ)	74,033	1,221
Belo Corp. Class A	274,295	2,052
BJ’s Restaurants, Inc. (Æ)	23,141	765
Bon-Ton Stores, Inc. (The) (Ñ)	55,970	687
Boston Pizza Royalties Income Fund	99,100	1,896
Brown Shoe Co., Inc.	119,073	1,879
Buffalo Wild Wings, Inc. (Æ)(Ñ)	82,381	6,257
Callaway Golf Co.	506,215	2,764
Caribou Coffee Co., Inc. (Æ)	530,759	6,353
Carmike Cinemas, Inc. (Æ)	17,200	234
Carrols Restaurant Group, Inc. (Æ)	137,113	880
Cato Corp. (The) Class A	137,100	3,891
Central Garden and Pet Co. Class A (Æ)	86,729	977
Cherokee, Inc.	6,800	98
Clear Channel Outdoor Holdings, Inc. Class A (Æ)	111,600	743
Coinstar, Inc. (Æ)	30,770	1,444
Columbia Sportswear Co. (Ñ)	44,612	2,516
Conn’s, Inc. (Æ)(Ñ)	10,889	276
Courier Corp.	1,800	22
Cracker Barrel Old Country Store, Inc.	38,200	2,431
Crocs, Inc. (Æ)	226,136	2,849
CSS Industries, Inc.	7,911	159
Dana Holding Corp.	147,611	1,943
Destination Maternity Corp.	23,173	439
Digital Cinema Destinations Corp. Class A (Æ)(Ñ)	104,750	548
Dorman Products, Inc. (Æ)	24,135	737
Drew Industries, Inc. (Æ)	32,530	1,030
Einstein Noah Restaurant Group, Inc. (Å)	125,700	1,940
Ethan Allen Interiors, Inc.	54,474	1,602
EW Scripps Co. Class A (Æ)	51,548	547
Federal-Mogul Corp. (Æ)	1,300	10
Fiesta Restaurant Group, Inc. (Æ)	30,153	399
Finish Line, Inc. (The) Class A	140,146	2,916
Fisher Communications, Inc. (Æ)	8,012	202
Five Below, Inc. (Æ)	26,385	874
Francesca’s Holdings Corp. (Æ)(Ñ)	188,160	5,556
Franklin Covey Co. (Æ)	4,300	52
Fred’s, Inc. Class A	67,068	909
Fuel Systems Solutions, Inc. (Æ)	91,344	1,486
Genesco, Inc. (Æ)	37,270	2,136
G-III Apparel Group, Ltd. (Æ)	88,400	3,267
Grand Canyon Education, Inc. (Æ)	71,015	1,545
Gray Television, Inc. (Æ)(Ñ)	120,000	256

	Principal Amount ($) or Shares	Fair Value $
Group 1 Automotive, Inc.	44,475	2,758
Guess?, Inc.	103,850	2,573
Harry Winston Diamond Corp. (Æ)(Ñ)	137,919	1,972
HealthStream, Inc. (Æ)	19,531	499
Hibbett Sports, Inc. (Æ)	29,175	1,575
Hillenbrand, Inc.	121,706	2,491
Hovnanian Enterprises, Inc. Class A (Æ)(Ñ)	147,527	634
Iconix Brand Group, Inc. (Æ)	154,700	2,864
Imax Corp. (Æ)(Ñ)	45,713	1,033
Interval Leisure Group, Inc.	60,400	1,151
Isle of Capri Casinos, Inc. (Æ)	199,812	1,215
Jack in the Box, Inc. (Æ)	144,700	3,764
Jamba, Inc. (Æ)	159,663	350
Johnson Outdoors, Inc. Class A (Æ)	6,000	117
Jones Group, Inc. (The)	142,500	1,683
Journal Communications, Inc. Class A (Æ)	23,800	134
Kirkland’s, Inc. (Æ)	7,868	75
LeapFrog Enterprises, Inc. Class A (Æ)	292,490	2,586
Lennar Corp. Class B	41,593	1,180
Libbey, Inc. (Æ)	8,112	146
LIN TV Corp. Class A (Æ)	459,240	2,576
Lithia Motors, Inc. Class A	30,627	1,047
Luby’s, Inc. (Æ)	9,985	64
M/I Homes, Inc. (Æ)	36,065	802
Matthews International Corp. Class A	63,938	1,840
MDC Partners, Inc. Class A (Å)	348,734	3,944
Men’s Wearhouse, Inc. (The)	116,594	3,823
Meredith Corp. (Ñ)	68,175	2,282
Meritage Homes Corp. (Æ)	65,968	2,440
Meritor, Inc. (Æ)	13,600	60
Monro Muffler Brake, Inc.	75,650	2,566
Movado Group, Inc.	35,136	1,113
Multimedia Games Holding Co., Inc. (Æ)	131,543	2,092
New York & Co., Inc. (Æ)	64,388	217
Nexstar Broadcasting Group, Inc. Class A (Æ)	100	1
OfficeMax, Inc.	87,958	647
Orient-Express Hotels, Ltd. Class A (Æ)	107,222	1,258
Oxford Industries, Inc.	16,600	921
Papa John’s International, Inc. (Æ)	43,300	2,309
Pier 1 Imports, Inc.	305,948	6,241
Pinnacle Entertainment, Inc. (Æ)	188,870	2,410
Pizza Pizza Royalty Income Fund	70,400	730
ReachLocal, Inc. (Æ)	37,625	464
Red Robin Gourmet Burgers, Inc. (Æ)	10,091	337
Regis Corp.	85,800	1,429
Rent-A-Center, Inc. Class A	64,800	2,160
Revlon, Inc. Class A (Æ)	15,200	234
RG Barry Corp.	6,300	96
Ritchie Bros Auctioneers, Inc. (Ñ)	152,565	3,431
Ruby Tuesday, Inc. (Æ)	282,486	2,040
Ryland Group, Inc. (The)	38,686	1,310
Ryman Hospitality Properties (Æ)(ö)	36,968	1,442
Shoe Carnival, Inc.	30,700	718
Sinclair Broadcast Group, Inc. Class A	198,141	2,497
Skechers U.S.A., Inc. Class A (Æ)	61,535	1,021
Smith & Wesson Holding Corp. (Æ)	179,408	1,722
Snap-on, Inc.	30,875	2,388

132	Russell U.S. Small Cap Equity Fund

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Sonic Corp. (Æ)	224,090	2,234
Sotheby’s Class A	99,192	3,088
Speedway Motorsports, Inc.	5,900	96
Stage Stores, Inc.	191,713	4,697
Standard Motor Products, Inc.	91,400	1,717
Stein Mart, Inc. (Æ)(Ñ)	27,800	219
Steven Madden, Ltd. (Æ)	79,110	3,395
Stewart Enterprises, Inc. Class A	37,473	291
Stoneridge, Inc. (Æ)	44,600	222
Teavana Holdings, Inc. (Æ)(Ñ)	14,308	151
Thor Industries, Inc.	25,200	958
Tilly’s, Inc. Class A (Æ)	25,309	409
Tumi Holdings, Inc. (Æ)(Ñ)	46,390	1,039
Tupperware Brands Corp.	28,000	1,655
ValueClick, Inc. (Æ)	149,175	2,487
Vera Bradley, Inc. (Æ)	16,216	483
VOXX International Corp. Class A (Æ)	94,940	591
Wet Seal, Inc. (The) Class A (Æ)	281,600	805
WMS Industries, Inc. (Æ)	73,770	1,212
World Wrestling Entertainment, Inc. Class A (Ñ)	22,100	179

		200,378

Consumer Staples - 3.6%
Andersons, Inc. (The)	126,321	4,962
Annie’s, Inc. (Æ)	67,280	2,658
Casey’s General Stores, Inc.	87,100	4,490
Core-Mark Holding Co., Inc.	34,351	1,644
Flowers Foods, Inc.	136,400	2,686
Fresh Del Monte Produce, Inc.	154,598	3,891
Fresh Market, Inc. (The) (Æ)	87,031	4,936
Ingles Markets, Inc. Class A	14,499	235
John B Sanfilippo & Son, Inc. (Æ)	41,250	694
Medifast, Inc. (Æ)	22,259	568
Nash Finch Co.	18,198	350
Natural Grocers by Vitamin Cottage, Inc. (Æ)(Ñ)	21,240	431
Nature’s Sunshine Products, Inc.	4,447	76
Omega Protein Corp. (Æ)	35,500	231
Pantry, Inc. (The) (Æ)	94,329	1,251
Rite Aid Corp. (Æ)	531,843	617
Sanderson Farms, Inc.	77,025	3,488
Smart Balance, Inc. (Æ)	347,074	4,130
Spectrum Brands Holdings, Inc.	6,800	309
Susser Holdings Corp. (Æ)	38,326	1,377
TreeHouse Foods, Inc. (Æ)	108,920	5,833
Universal Corp.	51,185	2,537
USANA Health Sciences, Inc. (Æ)(Ñ)	32,755	1,413

		48,807

Energy - 5.2%
Alon USA Energy, Inc.	243,755	3,200
Approach Resources, Inc. (Æ)(Ñ)	199,326	4,909
Berry Petroleum Co. Class A	75,277	2,899
Bonanza Creek Energy, Inc. (Æ)	25,566	633
C&J Energy Services, Inc. (Æ)	6,600	128
Cal Dive International, Inc. (Æ)(Ñ)	1,506,978	1,899

	Principal Amount ($) or Shares	Fair Value $
Callon Petroleum Co. (Æ)	244,620	1,399
CARBO Ceramics, Inc. (Ñ)	86,720	6,413
Carrizo Oil & Gas, Inc. (Æ)	122,767	3,293
Clayton Williams Energy, Inc. (Æ)	14,800	627
Comstock Resources, Inc. (Æ)	42,230	723
Crimson Exploration, Inc. (Æ)	54,457	197
Dawson Geophysical Co. (Æ)	6,300	150
Delek US Holdings, Inc.	137,682	3,545
EPL Oil & Gas, Inc. (Æ)	48,291	1,045
EXCO Resources, Inc. (Ñ)	419,970	3,402
First Solar, Inc. (Æ)(Ñ)	51,000	1,240
Goodrich Petroleum Corp. (Æ)(Ñ)	149,507	1,843
Gulfport Energy Corp. (Æ)	10,900	362
Helix Energy Solutions Group, Inc. (Æ)	14,200	246
Hercules Offshore, Inc. (Æ)	541,892	2,579
Hornbeck Offshore Services, Inc. (Æ)	32,100	1,112
Key Energy Services, Inc. (Æ)	149,381	977
Kodiak Oil & Gas Corp. (Æ)	135,657	1,253
Magnum Hunter Resources Corp. (Æ)(Ñ)	357,252	1,365
Nabors Industries, Ltd. (Æ)	109,697	1,480
Natural Gas Services Group, Inc. (Æ)	37,300	592
Oasis Petroleum, Inc. (Æ)	30,908	908
Pacific Drilling SA (Æ)	314,911	3,206
Parker Drilling Co. (Æ)	44,594	193
Patterson-UTI Energy, Inc.	73,741	1,193
Penn Virginia Corp.	203,729	921
Petroquest Energy, Inc. (Æ)	396,425	2,418
Rowan Companies PLC (Æ)	61,685	1,956
SunPower Corp. Class A (Æ)(Ñ)	223,721	964
Superior Energy Services, Inc. (Æ)	94,130	1,914
Synergy Resources Corp. (Æ)	102,880	437
Tesoro Corp.	19,300	728
TETRA Technologies, Inc. (Æ)	344,886	1,845
Unit Corp. (Æ)	32,513	1,312
Vaalco Energy, Inc. (Æ)	55,942	457
W&T Offshore, Inc.	258,558	4,383
Western Refining, Inc. (Ñ)	35,871	892

		71,238

Financial Services - 22.5%
AG Mortgage Investment Trust, Inc. (ö)	163,800	3,923
Agree Realty Corp. (ö)	19,599	495
Alexander & Baldwin, Inc. (Æ)	39,183	1,134
Alleghany Corp. (Æ)	2,510	872
American Campus Communities, Inc. (ö)	16,400	743
American Capital Mortgage Investment Corp. (ö)	59,900	1,493
American Equity Investment Life Holding Co.	294,900	3,394
American Safety Insurance Holdings, Ltd. (Æ)	10,248	173
Ameriprise Financial, Inc.	31,821	1,857
AMERISAFE, Inc. (Æ)	24,989	656
Anworth Mortgage Asset Corp. (ö)	273,750	1,681
Apollo Residential Mortgage, Inc. (ö)	132,390	2,935
Ares Capital Corp.	63,792	1,114
Argo Group International Holdings, Ltd.	122,445	4,212

Russell U.S. Small Cap Equity Fund	133

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Arlington Asset Investment Corp. Class A	7,993	178
Artio Global Investors, Inc. Class A	312,200	743
Aspen Insurance Holdings, Ltd.	15,720	509
Assured Guaranty, Ltd.	33,251	462
Banco Latinoamericano de Comercio Exterior SA Class E	126,478	2,846
Bancorp, Inc. (Æ)	22,354	254
Bank of Marin Bancorp	2,585	97
Bank of the Ozarks, Inc.	205,184	6,718
BankFinancial Corp.	23,400	188
Banner Corp.	25,292	733
Berkshire Hills Bancorp, Inc.	13,500	317
BioMed Realty Trust, Inc. (ö)	242,910	4,644
BofI Holding, Inc. (Æ)	62,000	1,743
Boston Private Financial Holdings, Inc.	145,348	1,340
Brookline Bancorp, Inc.	274,407	2,327
Calamos Asset Management, Inc. Class A	39,900	431
Campus Crest Communities, Inc. (ö)	63,507	704
Capitol Federal Financial, Inc.	265,736	3,165
CapLease, Inc. (ö)	619,882	3,180
Cardinal Financial Corp.	178,415	2,849
Cash America International, Inc.	30,900	1,208
CBOE Holdings, Inc.	7,800	230
Cedar Realty Trust, Inc. (ö)	56,000	296
Center Bancorp, Inc.	1,482	17
Centerstate Banks, Inc.	11,033	96
Central Pacific Financial Corp. (Æ)	2,703	39
Chemical Financial Corp.	12,100	285
Citizens Republic Bancorp, Inc. (Æ)	59,400	1,078
CNB Financial Corp.	2,384	41
CNO Financial Group, Inc.	627,600	6,012
Colony Financial, Inc. (ö)	70,500	1,411
Columbia Banking System, Inc.	87,716	1,553
Comerica, Inc.	64,704	1,929
CommonWealth REIT (ö)	37,200	510
Community Trust Bancorp, Inc.	8,000	271
CoreLogic, Inc. (Æ)	107,300	2,554
Coresite Realty Corp. Class A (ö)	17,745	403
Diamond Hill Investment Group, Inc. (Å)	24,856	1,913
DiamondRock Hospitality Co. (ö)	191,410	1,623
Dime Community Bancshares, Inc.	53,190	771
Duff & Phelps Corp. Class A	53,965	671
DuPont Fabros Technology, Inc. (ö)	92,600	1,987
Eagle Bancorp, Inc. (Æ)	44,365	925
Education Realty Trust, Inc. Class A (ö)	180,425	1,900
eHealth, Inc. (Æ)	32,426	704
Employers Holdings, Inc.	5,100	93
Encore Capital Group, Inc. (Æ)	11,436	332
Enstar Group, Ltd. (Æ)	1,300	130
Entertainment Properties Trust (ö)	25,400	1,129
Evercore Partners, Inc. Class A	229,085	6,391
Excel Trust, Inc. (ö)	8,008	99
Extra Space Storage, Inc. (ö)	47,000	1,621
Ezcorp, Inc. Class A (Æ)	116,905	2,298
FBR & Co. (Æ)	9,231	28
FelCor Lodging Trust, Inc. (Æ)(ö)	258,158	1,136
Financial Engines, Inc. (Æ)(Ñ)	68,787	1,652
First American Financial Corp.	68,067	1,549

	Principal Amount ($) or Shares	Fair Value $
First Busey Corp. (Ñ)	64,455	304
First Community Bancshares, Inc.	8,584	129
First Connecticut Bancorp, Inc.	13,600	186
First Defiance Financial Corp.	3,400	60
First Financial Bancorp	174,552	2,740
First Financial Bankshares, Inc. (Ñ)	79,564	2,883
First Financial Corp.	5,700	174
First Financial Holdings, Inc.	16,390	231
First Horizon National Corp.	156,290	1,455
First Industrial Realty Trust, Inc. (Æ)(ö)	174,800	2,334
First Interstate Bancsystem, Inc. Class A	1,951	29
First Merchants Corp.	59,488	875
First Midwest Bancorp, Inc.	159,688	1,975
First of Long Island Corp. (The)	3,950	118
First Republic Bank	11,600	398
FirstMerit Corp.	220,978	3,063
FNB Corp.	257,850	2,767
Forestar Group, Inc. (Æ)	111,004	1,777
Franklin Street Properties Corp. (ö)	238,590	2,722
Global Cash Access Holdings, Inc. (Æ)	556,760	3,925
Government Properties Income Trust (Ñ)(ö)	32,400	719
Granite Real Estate, Inc.	93,700	3,437
Great Southern Bancorp, Inc.	12,739	361
Greenhill & Co., Inc.	50,988	2,433
Hancock Holding Co.	45,619	1,441
Hanmi Financial Corp. Class A (Æ)	46,451	576
Hanover Insurance Group, Inc. (The)	56,230	2,030
Healthcare Realty Trust, Inc. (ö)	138,075	3,243
Heartland Financial USA, Inc.	20,447	587
Hercules Technology Growth Capital, Inc.	248,550	2,684
Heritage Commerce Corp. (Æ)	436	3
Heritage Financial Corp.	7,600	105
Hersha Hospitality Trust Class A (ö)	69,439	317
Home BancShares, Inc.	87,745	3,039
Home Federal Bancorp, Inc.	9,400	107
Home Loan Servicing Solutions, Ltd.	90,057	1,747
Home Properties, Inc. (ö)	37,600	2,286
Homeowners Choice, Inc. (Ñ)	64,748	1,437
HomeStreet, Inc. (Æ)	6,800	305
Horace Mann Educators Corp.	57,505	1,105
Hospitality Properties Trust (ö)	116,627	2,696
Hudson Valley Holding Corp.	7,300	118
Iberiabank Corp.	82,691	4,117
Infinity Property & Casualty Corp.	44,769	2,557
Invesco Mortgage Capital, Inc. (ö)	100,500	2,154
Investment Technology Group, Inc. (Æ)	97,600	824
Investors Real Estate Trust (ö)	20,401	172
Jack Henry & Associates, Inc.	10,200	388
KBW, Inc. (Ñ)	362,471	5,890
KeyCorp	267,110	2,249
Kite Realty Group Trust (ö)	48,866	267
Lakeland Financial Corp.	20,253	541
LaSalle Hotel Properties (ö)	133,880	3,205
Lexington Realty Trust (ö)	148,700	1,411
Maiden Holdings, Ltd.	77,131	652
Manning & Napier, Inc. Class A	148,258	1,929
MarketAxess Holdings, Inc.	51,330	1,604

134	Russell U.S. Small Cap Equity Fund

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

MB Financial, Inc.	22,600	458
Meadowbrook Insurance Group, Inc.	66,395	373
Medley Capital Corp.	17,800	256
Mid-America Apartment Communities, Inc. (ö)	34,700	2,245
Mission West Properties, Inc. (ö)	2,800	23
MoneyGram International, Inc. (Æ)	160,234	2,490
Monmouth Real Estate Investment Corp. Class A (ö)	13,600	151
Montpelier Re Holdings, Ltd.	165,796	3,792
MVC Capital, Inc.	3,708	46
Navigators Group, Inc. (The) (Æ)	9,800	520
Nelnet, Inc. Class A	77,700	1,897
NGP Capital Resources Co.	2,100	15
OceanFirst Financial Corp.	29,542	412
One Liberty Properties, Inc. (ö)	10,600	200
OneBeacon Insurance Group, Ltd. Class A	32,400	437
Pacific Continental Corp.	9,000	84
PacWest Bancorp	68,400	1,539
Park Sterling Corp. (Æ)	306,790	1,534
Parkway Properties, Inc. (ö)	300	4
Pebblebrook Hotel Trust (ö)	39,289	834
PennantPark Investment Corp.	80,601	887
PennyMac Mortgage Investment Trust (ö)	110,300	2,806
Peoples Bancorp, Inc.	12,800	273
Piper Jaffray Cos. (Æ)	73,203	1,966
Portfolio Recovery Associates, Inc. (Æ)	13,545	1,417
Potlatch Corp. (ö)	69,934	2,691
PrivateBancorp, Inc. Class A	264,580	4,276
ProAssurance Corp.	24,270	2,170
Prosperity Bancshares, Inc. (Æ)	45,300	1,896
Protective Life Corp.	52,271	1,427
PS Business Parks, Inc. (ö)	49,100	3,149
Radian Group, Inc. (Ñ)	94,464	443
Raymond James Financial, Inc.	29,969	1,143
Renasant Corp.	23,300	429
Republic Bancorp, Inc. Class A	13,200	285
Retail Properties of America, Inc. Class A (ö)	20,800	255
RLI Corp.	8,700	593
Rockville Financial, Inc.	31,400	417
Sabra Health Care REIT, Inc. (ö)	67,200	1,493
Safety Insurance Group, Inc.	15,939	739
SCBT Financial Corp.	13,944	553
Selective Insurance Group, Inc.	196,914	3,641
Signature Bank (Æ)	89,910	6,405
Solar Senior Capital, Ltd.	3,300	58
Sovran Self Storage, Inc. (ö)	15,200	879
Spirit Realty Capital, Inc. (Æ)(ö)	145,120	2,371
StanCorp Financial Group, Inc.	7,100	244
State Bank Financial Corp.	43,300	657
StellarOne Corp.	124,725	1,711
Sterling Bancorp	147,615	1,410
Sterling Financial Corp.	13,300	283
Stewart Information Services Corp. (Ñ)	28,974	676
Susquehanna Bancshares, Inc.	44,400	460
SVB Financial Group (Æ)	134,930	7,636
Synovus Financial Corp. (Ñ)	582,293	1,427

	Principal Amount ($) or Shares	Fair Value $
Taylor Capital Group, Inc. (Æ)	33,172	620
Territorial Bancorp, Inc.	359	8
Texas Capital Bancshares, Inc. (Æ)	130,525	6,196
THL Credit, Inc.	8,100	116
Tower Group, Inc.	104,380	1,881
Trico Bancshares	9,600	161
TrustCo Bank Corp.	123,602	690
UMB Financial Corp.	65,275	2,907
Umpqua Holdings Corp.	227,225	2,747
United Bankshares, Inc. (Ñ)	69,400	1,654
United Fire Group, Inc.	114,460	2,721
Valley National Bancorp (Ñ)	173,834	1,693
ViewPoint Financial Group, Inc.	100,569	2,092
Virtus Investment Partners, Inc. (Æ)	55,513	5,329
Walker & Dunlop, Inc. (Æ)	35,868	596
Washington Federal, Inc.	119,167	2,000
Washington Trust Bancorp, Inc.	12,900	348
Webster Financial Corp.	141,700	3,117
Western Alliance Bancorp (Æ)	124,185	1,274
Western Asset Mortgage Capital Corp. (ö)	18,300	393
Westfield Financial, Inc.	2,000	15
Wilshire Bancorp, Inc. (Æ)	251,587	1,638
WSFS Financial Corp.	19,039	806
XL Group PLC Class A	119,900	2,966

		306,320

Health Care - 9.8%
Abiomed, Inc. (Æ)(Ñ)	87,900	1,742
Acadia Healthcare Co., Inc. (Æ)	62,559	1,287
Accelrys, Inc. (Æ)	64,920	581
Achillion Pharmaceuticals, Inc. (Æ)	49,190	464
Aegerion Pharmaceuticals, Inc. (Æ)(Ñ)	25,564	575
Affymax, Inc. (Æ)	42,862	977
Affymetrix, Inc. (Æ)(Ñ)	227,165	720
Air Methods Corp. (Æ)	48,395	5,306
Akorn, Inc. (Æ)	450,280	5,408
Almost Family, Inc. (Æ)	12,100	251
Alnylam Pharmaceuticals, Inc. (Æ)(Ñ)	22,321	361
AMN Healthcare Services, Inc. (Æ)	110,346	1,095
Analogic Corp.	14,102	1,039
Anika Therapeutics, Inc. (Æ)	34,181	383
Antares Pharma, Inc. (Æ)(Ñ)	126,050	480
Array BioPharma, Inc. (Æ)	114,089	472
ArthroCare Corp. (Æ)	108,472	3,263
Astex Pharmaceuticals (Æ)	158,726	378
athenahealth, Inc. (Æ)(Ñ)	48,732	3,133
Auxilium Pharmaceuticals, Inc. (Æ)	37,657	771
Bio-Reference Labs, Inc. (Æ)(Ñ)	53,670	1,490
BioScrip, Inc. (Æ)	60,418	556
Cadence Pharmaceuticals, Inc. Class A (Æ)(Ñ)	317,934	1,125
Cambrex Corp. (Æ)	241,636	2,919
Cantel Medical Corp.	70,200	1,826
Capital Senior Living Corp. (Æ)	45,071	725
Centene Corp. (Æ)	52,598	1,998
Cepheid, Inc. (Æ)	41,093	1,246
Computer Programs & Systems, Inc.	40,580	1,981

Russell U.S. Small Cap Equity Fund	135

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Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Conceptus, Inc. (Æ)(Ñ)	23,131	436
CONMED Corp.	134,379	3,717
Cornerstone Therapeutics, Inc. (Æ)	5,000	24
Cross Country Healthcare, Inc. (Æ)	31,030	137
Cumberland Pharmaceuticals, Inc. (Æ)(Ñ)	1,600	9
Cynosure, Inc. Class A (Æ)	35,048	923
Cytokinetics, Inc. (Æ)	165,700	109
DexCom, Inc. (Æ)	61,365	804
Dyax Corp. (Æ)	197,903	594
Emergent Biosolutions, Inc. (Æ)	55,100	732
Emeritus Corp. (Æ)	24,950	560
Endologix, Inc. (Æ)	184,334	2,481
EnteroMedics, Inc. (Æ)	105,172	317
Epocrates, Inc. (Æ)	26,645	261
Exact Sciences Corp. (Æ)	38,797	367
Exactech, Inc. (Æ)	6,900	115
GenMark Diagnostics, Inc. (Æ)	60,453	515
Gentiva Health Services, Inc. (Æ)	278,356	2,617
Geron Corp. (Æ)	412,586	549
Greatbatch, Inc. (Æ)	117,925	2,592
Greenway Medical Technologies (Æ)(Ñ)	32,918	546
Haemonetics Corp. (Æ)	58,200	4,755
Hanger, Inc. (Æ)	192,966	4,892
Health Management Associates, Inc. Class A (Æ)	44,500	325
Health Net, Inc. (Æ)	63,450	1,365
Healthways, Inc. (Æ)	41,843	407
Hill-Rom Holdings, Inc.	15,700	441
HMS Holdings Corp. (Æ)	133,796	3,089
Icon PLC - ADR (Æ)	225,992	5,320
Impax Laboratories, Inc. (Æ)	240,583	5,112
Insulet Corp. (Æ)	188,519	3,998
Invacare Corp.	158,742	2,167
IPC The Hospitalist Co., Inc. (Æ)	41,082	1,417
Ligand Pharmaceuticals, Inc. Class B (Æ)	25,168	388
Magellan Health Services, Inc. (Æ)	42,400	2,126
Medidata Solutions, Inc. (Æ)	34,107	1,433
Meridian Bioscience, Inc.	160,550	3,171
Molina Healthcare, Inc. (Æ)	14,900	374
Myriad Genetics, Inc. (Æ)	44,252	1,158
Nanosphere, Inc. (Æ)(Ñ)	170,115	532
NewLink Genetics Corp. (Æ)(Ñ)	29,012	400
Omeros Corp. (Æ)(Ñ)	38,856	365
OraSure Technologies, Inc. (Æ)	198,745	1,801
Orexigen Therapeutics, Inc. (Æ)(Ñ)	86,339	460
Orthofix International NV (Æ)	81,920	3,249
Osiris Therapeutics, Inc. (Æ)(Ñ)	37,450	393
Pacira Pharmaceuticals, Inc. (Æ)(Ñ)	35,778	568
Palomar Medical Technologies, Inc. (Æ)	13,057	113
PAREXEL International Corp. (Æ)	67,300	2,065
PDL BioPharma, Inc. (Ñ)	142,500	1,062
PharMerica Corp. (Æ)	60,807	743
Pozen, Inc. (Æ)	46,100	276
Quality Systems, Inc.	106,244	1,854
Repros Therapeutics, Inc. (Æ)(Ñ)	31,338	452
Rigel Pharmaceuticals, Inc. (Æ)	46,223	412
RTI Biologics, Inc. (Æ)	242,111	983
Salix Pharmaceuticals, Ltd. (Æ)	19,624	766

	Principal Amount ($) or Shares	Fair Value $
Santarus, Inc. (Æ)	62,509	571
Sarepta Therapeutics, Inc. (Æ)(Ñ)	21,624	461
Select Medical Holdings Corp. (Æ)	24,000	254
Sequenom, Inc. (Æ)(Ñ)	162,500	505
Solta Medical, Inc. (Æ)	22,200	65
Spectranetics Corp. (Æ)	51,504	750
STERIS Corp.	117,900	4,198
Sunesis Pharmaceuticals, Inc. (Æ)(Ñ)	64,510	278
SurModics, Inc. (Æ)	34,915	628
Synta Pharmaceuticals Corp. (Æ)(Ñ)	72,142	568
Targacept, Inc. (Æ)	34,332	140
TearLab Corp. (Æ)(Ñ)	121,694	522
Tenet Healthcare Corp. (Æ)	34,775	821
Triple-S Management Corp. Class B (Æ)	32,168	580
Unilife Corp. (Æ)(Ñ)	492,619	1,350
Universal American Corp. (Æ)	75,000	678
US Physical Therapy, Inc.	21,092	563
XenoPort, Inc. (Æ)	94,594	779
XOMA Corp. (Æ)(Ñ)	130,421	357

		133,457

Materials and Processing - 6.3%
Aceto Corp.	104,500	1,047
AMCOL International Corp.	72,873	2,301
American Vanguard Corp.	17,620	630
Apogee Enterprises, Inc.	80,381	1,637
Armtec Infrastructure, Inc. (Æ)	403,680	930
Buckeye Technologies, Inc.	11,700	307
Builders FirstSource, Inc. (Æ)	104,055	573
Cabot Corp.	34,007	1,216
Calgon Carbon Corp. (Æ)	209,675	2,598
Carpenter Technology Corp.	24,400	1,186
Chemtura Corp. (Æ)	174,260	2,776
Clarcor, Inc.	62,297	2,818
Clearwater Paper Corp. (Æ)	17,644	698
Comfort Systems USA, Inc.	13,551	148
Culp, Inc.	2,200	28
Gibraltar Industries, Inc. (Æ)	14,600	182
Globe Specialty Metals, Inc.	198,520	2,984
Griffon Corp.	62,506	634
Haynes International, Inc.	48,009	2,433
Headwaters, Inc. (Æ)	72,133	519
Hecla Mining Co. (Ñ)	171,981	1,132
Hexcel Corp. (Æ)	72,106	1,843
IAMGOLD Corp.	101,656	1,585
Innospec, Inc. (Æ)	79,000	2,558
Kaiser Aluminum Corp.	65,209	3,950
KapStone Paper and Packaging Corp. (Æ)	95,200	2,092
Kaydon Corp.	205,076	4,585
Koppers Holdings, Inc.	123,123	4,395
Kraton Performance Polymers, Inc. (Æ)	117,270	2,559
LB Foster Co. Class A	8,170	270
LSB Industries, Inc. (Æ)	13,800	556
Metals USA Holdings Corp.	1,800	26
Minerals Technologies, Inc.	51,250	3,673
Mueller Industries, Inc.	27,646	1,211
Mueller Water Products, Inc. Class A	433,564	2,259

136	Russell U.S. Small Cap Equity Fund

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

NCI Building Systems, Inc. (Æ)	16,600	186
Neenah Paper, Inc.	7,600	197
Noranda Aluminum Holding Corp.	499,675	3,063
Nortek, Inc. (Æ)	12,255	729
Northwest Pipe Co. (Æ)	10,400	239
OM Group, Inc. (Æ)	74,959	1,516
Patrick Industries, Inc. (Æ)	31,179	551
PH Glatfelter Co.	24,600	438
RBC Bearings, Inc. (Æ)	50,866	2,526
Rentech, Inc. (Æ)	220,164	568
Resolute Forest Products (Æ)(Ñ)	10,000	122
RTI International Metals, Inc. (Æ)	57,321	1,306
Schnitzer Steel Industries, Inc. Class A	83,871	2,391
School Specialty, Inc. (Æ)(Ñ)	13,600	25
Schweitzer-Mauduit International, Inc.	78,700	2,757
Sensient Technologies Corp.	22,280	811
Stepan Co.	1,100	105
Titanium Metals Corp.	143,570	1,681
TMS International Corp. Class A (Æ)	13,800	145
TPC Group, Inc. (Æ)	23,830	1,072
UFP Technologies, Inc. (Æ)	57,443	954
Universal Forest Products, Inc.	37,935	1,460
Uranium Energy Corp. (Æ)(Ñ)	1,169,864	2,761
USG Corp. (Æ)(Ñ)	55,090	1,471

		85,413

Producer Durables - 16.8%
ABM Industries, Inc.	221,720	4,213
Actuant Corp. Class A	24,307	686
Advisory Board Co. (The) (Æ)	200,612	9,529
AECOM Technology Corp. (Æ)	108,300	2,325
Aegion Corp. Class A (Æ)	73,714	1,361
Aircastle, Ltd.	136,000	1,514
Alaska Air Group, Inc. (Æ)	38,300	1,465
Albany International Corp. Class A	11,900	261
AM Castle & Co. (Æ)(Ñ)	160,958	1,956
American Railcar Industries, Inc. (Æ)	29,819	876
AO Smith Corp.	32,300	1,963
Argan, Inc.	52,858	940
Ascent Capital Group, Inc. Class A (Æ)	3,600	214
Astec Industries, Inc. (Æ)	43,317	1,248
B/E Aerospace, Inc. (Æ)	33,350	1,504
Barnes Group, Inc.	119,900	2,743
Blount International, Inc. (Æ)	133,091	1,761
Brady Corp. Class A	89,860	2,764
Briggs & Stratton Corp.	91,894	1,815
Brink’s Co. (The)	132,950	3,498
Bristow Group, Inc.	164,994	8,236
CDI Corp.	21,099	363
Chart Industries, Inc. (Æ)	87,436	6,190
Chicago Bridge & Iron Co. NV	107,968	4,054
CIRCOR International, Inc.	86,594	2,987
Columbus McKinnon Corp. (Æ)	41,225	617
Con-way, Inc.	91,650	2,668
CoStar Group, Inc. (Æ)	29,010	2,405
Crane Co.	28,600	1,201
Curtiss-Wright Corp.	92,070	2,842

	Principal Amount ($) or Shares	Fair Value $
Dice Holdings, Inc. (Æ)	383,737	3,388
Ducommun, Inc. (Æ)	22,900	312
DXP Enterprises, Inc. (Æ)	32,070	1,579
Electro Rent Corp.	4,400	69
Electronics for Imaging, Inc. (Æ)	62,125	1,078
EMCOR Group, Inc.	72,300	2,325
EnergySolutions, Inc. (Æ)	359,583	1,028
EnPro Industries, Inc. (Æ)	50,400	1,843
Esterline Technologies Corp. (Æ)	19,818	1,145
Exponent, Inc. (Æ)	12,300	676
FARO Technologies, Inc. (Æ)	19,900	800
Flow International Corp. (Æ)	64,200	213
Foster Wheeler AG (Æ)	66,244	1,475
Franklin Electric Co., Inc.	58,600	3,395
FreightCar America, Inc.	45,803	882
G&K Services, Inc. Class A	57,631	1,859
GATX Corp.	110,055	4,563
GenCorp, Inc. (Æ)	55,387	489
General Cable Corp. (Æ)	80,419	2,294
GrafTech International, Ltd. (Æ)	145,328	1,527
Granite Construction, Inc.	96,104	2,903
Greenbrier Cos., Inc. (Æ)(Ñ)	85,677	1,492
Gulfmark Offshore, Inc. Class A (Æ)	34,700	1,122
H&E Equipment Services, Inc.	158,495	2,412
Harsco Corp.	266,333	5,324
Hawaiian Holdings, Inc. (Æ)	203,100	1,204
Healthcare Services Group, Inc.	182,160	4,354
Heidrick & Struggles International, Inc.	29,400	348
Hub Group, Inc. Class A (Æ)	154,025	4,776
Huntington Ingalls Industries, Inc. (Æ)	34,200	1,449
Huron Consulting Group, Inc. (Æ)	120,347	3,472
Kadant, Inc. (Æ)	8,800	214
KBR, Inc.	26,100	727
Kelly Services, Inc. Class A	52,440	697
Kennametal, Inc.	36,736	1,301
Kforce, Inc. (Æ)	20,900	233
Kimball International, Inc. Class B	74,014	884
Knight Transportation, Inc.	315,359	4,768
Knoll, Inc.	192,075	2,764
Layne Christensen Co. (Æ)	71,810	1,601
Lexmark International, Inc. Class A (Ñ)	68,100	1,448
Liquidity Services, Inc. (Æ)	10,190	420
Littelfuse, Inc.	16,285	873
LMI Aerospace, Inc. (Æ)(Ñ)	59,072	1,186
Manitowoc Co., Inc. (The) (Ñ)	65,346	931
Marlin Business Services Corp.	4,220	95
Marten Transport, Ltd.	25,700	475
MAXIMUS, Inc.	38,230	2,110
Metabolix, Inc. (Æ)(Ñ)	23,498	31
Miller Industries, Inc.	48,006	737
Modine Manufacturing Co. (Æ)	1,509	10
Moog, Inc. Class A (Æ)	1,300	48
Old Dominion Freight Line, Inc. (Æ)	129,263	4,335
On Assignment, Inc. (Æ)	37,056	707
Orbital Sciences Corp. (Æ)	58,936	790
OSI Systems, Inc. (Æ)	17,738	1,406
Pacer International, Inc. (Æ)	68,100	244

Russell U.S. Small Cap Equity Fund	137

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Park-Ohio Holdings Corp. (Æ)	3,000	66
Powell Industries, Inc. (Æ)	3,000	119
Power-One, Inc. (Æ)	93,100	375
Primoris Services Corp.	252,203	3,523
Quanta Services, Inc. (Æ)	69,651	1,806
Resources Connection, Inc.	266,579	3,290
RPX Corp. Class A (Æ)	79,544	838
Rush Enterprises, Inc. Class A (Æ)	98,950	1,880
Ryder System, Inc.	66,134	2,984
Saia, Inc. (Æ)	101,369	2,291
SkyWest, Inc.	59,990	657
Southwest Airlines Co.	244,282	2,155
Spartan Motors, Inc.	16,833	79
Standex International Corp.	27,996	1,295
Sterling Construction Co., Inc. (Æ)	4,100	36
SunOpta, Inc. (Æ)	223,365	1,340
Sykes Enterprises, Inc. (Æ)	237,685	3,237
Taser International, Inc. (Æ)	77,048	602
Team, Inc. (Æ)	110,554	3,624
Tetra Tech, Inc. (Æ)	29,050	754
Thermon Group Holdings, Inc. (Æ)	23,167	575
Tidewater, Inc.	37,375	1,776
Titan International, Inc. (Ñ)	57,615	1,209
Toro Co. (The)	106,300	4,488
Trinity Industries, Inc.	16,773	525
Triumph Group, Inc.	50,080	3,276
TrueBlue, Inc. (Æ)	42,073	549
Tsakos Energy Navigation, Ltd.	246,961	1,074
UniFirst Corp.	3,900	271
United Stationers, Inc.	164,940	4,787
URS Corp.	51,300	1,718
US Ecology, Inc.	23,300	553
UTi Worldwide, Inc.	198,093	2,752
Valuevision Media, Inc. Class A (Æ)(Ñ)	39,800	90
Wabash National Corp. (Æ)	121,914	769
Wabtec Corp.	60,645	4,967
WageWorks, Inc. (Æ)	27,310	530
Wesco Aircraft Holdings, Inc. (Æ)	105,790	1,412
Zebra Technologies Corp. Class A (Æ)	83,850	3,013

		228,315

Technology - 14.5%
Acacia Research Corp. (Æ)	59,190	1,537
Acme Packet, Inc. (Æ)	76,515	1,266
Actuate Corp. (Æ)	39,732	212
ADTRAN, Inc. (Ñ)	125,215	2,115
Akamai Technologies, Inc. (Æ)	30,781	1,169
Allot Communications, Ltd. Class (Æ)	88,340	2,064
Anixter International, Inc.	27,725	1,625
Applied Micro Circuits Corp. (Æ)	17,100	99
Arris Group, Inc. (Æ)	129,000	1,772
Aviat Networks, Inc. (Æ)	481,093	1,097
Avid Technology, Inc. (Æ)	82,316	483
Axcelis Technologies, Inc. (Æ)	193,100	177
Bel Fuse, Inc. Class B	10,976	182
Blucora, Inc. (Æ)	29,539	518
Brocade Communications Systems, Inc. (Æ)	76,600	406

	Principal Amount ($) or Shares	Fair Value $
Brooks Automation, Inc.	352,450	2,545
Cadence Design Systems, Inc. (Æ)	71,520	905
CalAmp Corp. (Æ)	66,441	590
Calix, Inc. (Æ)(Ñ)	96,734	643
Callidus Software, Inc. (Æ)(Ñ)	158,638	736
Cavium, Inc. (Æ)	25,965	862
Ceva, Inc. (Æ)	46,235	700
Ciena Corp. (Æ)	88,500	1,098
Cohu, Inc. (Å)	192,078	1,690
Computer Task Group, Inc. (Æ)	32,889	613
Comtech Telecommunications Corp.	54,204	1,364
Concur Technologies, Inc. (Æ)	31,219	2,068
Cornerstone OnDemand, Inc. (Æ)	64,789	1,813
Cray, Inc. (Æ)	63,544	773
Cree, Inc. (Æ)(Ñ)	71,360	2,164
CSG Systems International, Inc. (Æ)	156,899	3,234
Demand Media, Inc. (Æ)(Ñ)	252,950	2,158
Digital River, Inc. (Æ)	38,738	556
Diodes, Inc. (Æ)	121,150	1,837
DSP Group, Inc. (Æ)	29,426	162
E2open, Inc. (Æ)	26,482	463
EarthLink, Inc.	657,300	4,167
Electro Scientific Industries, Inc.	180,965	1,933
Ellie Mae, Inc. (Æ)	25,682	642
Eloqua, Inc. (Æ)	21,924	512
Emulex Corp. (Æ)	155,700	1,084
ExactTarget, Inc. (Æ)	153,147	3,571
Exar Corp. (Æ)	83,960	718
Fabrinet (Æ)	234,147	2,255
Finisar Corp. (Æ)(Ñ)	65,370	753
FormFactor, Inc. (Æ)	173,518	791
Guidance Software, Inc. (Æ)	49,237	600
Guidewire Software, Inc. (Æ)	83,813	2,568
Harmonic, Inc. (Æ)	21,200	92
IAC/InterActiveCorp	23,400	1,131
Imperva, Inc. (Æ)	49,150	1,550
Inphi Corp. (Æ)	199,279	1,668
Integrated Device Technology, Inc. (Æ)	300,559	1,635
Integrated Silicon Solution, Inc. (Æ)	10,800	92
Intermec, Inc. (Æ)	19,300	131
Internap Network Services Corp. (Æ)	97,666	669
International Rectifier Corp. (Æ)	110,196	1,707
Intersil Corp. Class A	550,180	3,879
Intevac, Inc. (Æ)	15,688	78
InvenSense, Inc. Class A (Æ)(Ñ)	122,278	1,370
IPG Photonics Corp. (Æ)(Ñ)	14,111	749
Jive Software, Inc. (Æ)(Ñ)	20,502	230
KEYW Holding Corp. (The) (Æ)(Ñ)	46,370	563
Kulicke & Soffa Industries, Inc. (Æ)	217,300	2,230
Lambda TD Software, Inc. (Æ)	165,100	1,826
LivePerson, Inc. (Æ)	340,807	5,347
LTX-Credence Corp. (Æ)	86,700	483
Manhattan Associates, Inc. (Æ)	20,400	1,224
MaxLinear, Inc. Class A (Æ)	72,455	412
Mentor Graphics Corp. (Æ)	251,414	3,902
Mercury Computer Systems, Inc. (Æ)	174,831	1,433
Methode Electronics, Inc.	229,532	2,323

138	Russell U.S. Small Cap Equity Fund

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Micrel, Inc.	404,880	3,923
MICROS Systems, Inc. (Æ)	75,530	3,428
Millennial Media, Inc. (Æ)(Ñ)	126,224	2,023
Mindspeed Technologies, Inc. (Æ)	109,623	374
MIPS Technologies, Inc. Class A (Æ)	72,472	507
MKS Instruments, Inc.	89,156	2,107
Monotype Imaging Holdings, Inc. (Å)	262,612	4,021
NetSuite, Inc. (Æ)	43,875	2,787
Novatel Wireless, Inc. (Æ)	30,736	51
Oclaro, Inc. (Æ)	264,980	522
PC Connection, Inc.	3,500	36
PDF Solutions, Inc. (Æ)	45,321	600
Peregrine Semiconductor Corp. (Æ)	28,764	509
Perficient, Inc. (Å)(Æ)	275,034	3,127
Pericom Semiconductor Corp. (Æ)	24,719	191
Plantronics, Inc.	11,176	363
Plexus Corp. (Æ)	127,900	3,442
Polycom, Inc. (Æ)	179,607	1,800
Procera Networks, Inc. (Æ)	27,607	625
Progress Software Corp. (Æ)	193,561	3,817
PROS Holdings, Inc. (Æ)	24,425	472
QLIK Technologies, Inc. (Æ)	133,501	2,458
RealNetworks, Inc. (Æ)	15,552	118
RealPage, Inc. (Æ)	35,888	783
Responsys, Inc. (Æ)	486,942	4,353
RF Micro Devices, Inc. (Æ)	263,321	1,161
Riverbed Technology, Inc. (Æ)	67,491	1,247
Rudolph Technologies, Inc. (Æ)	57,000	542
Sanmina-SCI Corp. (Æ)	149,050	1,325
Seachange International, Inc. (Æ)	75,658	685
ServiceNow, Inc. (Æ)(Ñ)	55,030	1,687
ShoreTel, Inc. (Æ)	203,378	901
Sigma Designs, Inc. (Æ)	56,343	335
Silicon Graphics International Corp. (Æ)(Ñ)	110,400	852
Silicon Image, Inc. (Æ)	290,000	1,276
Smith Micro Software, Inc. (Æ)	12,354	15
Sonus Networks, Inc. (Æ)	627,740	1,168
Sourcefire, Inc. (Æ)	51,671	2,211
Spansion, Inc. Class A (Æ)	126,190	1,399
Splunk, Inc. (Æ)(Ñ)	86,398	2,423
SPS Commerce, Inc. (Æ)(Þ)	62,161	2,254
SPS Commerce, Inc. (Å)(Æ)	79,455	2,880
support.com, Inc. (Æ)	110,421	512
Sycamore Networks, Inc.	55,614	321
Synchronoss Technologies, Inc. (Æ)	155,055	3,177
Syntel, Inc.	19,108	1,139
Tangoe, Inc. (Æ)	399,615	5,163
Tech Data Corp. (Æ)	20,000	886
TeleCommunication Systems, Inc. Class A (Æ)	104,463	221
TeleNav, Inc. (Æ)	21,500	151
Tellabs, Inc.	519,290	1,516
Tessera Technologies, Inc.	187,511	2,657
TriQuint Semiconductor, Inc. (Æ)	293,998	1,382
TTM Technologies, Inc. (Æ)	114,058	1,027

	Principal Amount ($) or Shares		Fair Value $
Ultimate Software Group, Inc. (Æ)	26,452		2,681
Unisys Corp. (Æ)	104,701		1,785
United Online, Inc.	126,779		680
Velti PLC (Æ)(Ñ)	579,413		4,230
Vishay Intertechnology, Inc. (Æ)	221,063		1,830
Vocera Communications, Inc. (Æ)	118,658		3,191
Vocus, Inc. (Æ)	155,325		2,757
Web.com Group, Inc. (Æ)	29,303		462

			196,580

Utilities - 3.6%
8x8, Inc. (Æ)(Ñ)	128,946		845
American States Water Co.	5,700		251
Avista Corp. (Ñ)	85,300		2,168
Black Hills Corp. (Ñ)	224,323		8,024
Cbeyond, Inc. (Æ)	120,250		921
Chesapeake Utilities Corp.	6,300		296
Cleco Corp. (Ñ)	118,500		5,113
El Paso Electric Co.	31,700		1,078
Great Plains Energy, Inc.	70,200		1,575
inContact, Inc. (Æ)	108,924		627
j2 Global, Inc. (Ñ)	152,300		4,575
Laclede Group, Inc. (The)	2,760		115
Neutral Tandem, Inc.	50,490		233
NorthWestern Corp.	119,318		4,273
NV Energy, Inc.	93,700		1,781
OGE Energy Corp.	31,574		1,818
PNM Resources, Inc. (Ñ)	193,000		4,277
Portland General Electric Co. (Ñ)	146,858		4,024
Premiere Global Services, Inc. (Å)(Æ)	531,245		4,516
Southwest Gas Corp.	42,300		1,839
Unitil Corp.	6,850		182

			48,531

Total Common Stocks (cost $1,256,319)			1,319,039

Short-Term Investments - 2.5%
Russell U.S. Cash Management Fund	34,490,147	(¥)	34,490

Total Short-Term Investments (cost $34,490)			34,490

Other Securities - 8.0%
Russell U.S. Cash Collateral Fund (×)	108,476,162	(¥)	108,476

Total Other Securities (cost $108,476)			108,476

Total Investments - 107.5% (identified cost $1,399,285)			1,462,005
Other Assets and Liabilities, Net - (7.5%)			(101,878)

Net Assets - 100.0%			1,360,127

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund	139

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share and cost per unit amounts)

Restricted Securities

% of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Fair Value (000) $

1.8%
Cohu, Inc.	03/13/08	192,078	11.98	2,302	1,690
Diamond Hill Investment Group, Inc.	12/12/11	24,856	73.28	1,821	1,913
Einstein Noah Restaurant Group, Inc.	12/09/11	125,700	14.08	1,770	1,940
MDC Partners, Inc.	12/21/11	348,734	13.11	4,571	3,944
Monotype Imaging Holdings, Inc.	03/21/12	262,612	15.29	4,016	4,021
Perficient, Inc.	12/09/11	275,034	8.06	2,217	3,127
Premiere Global Services, Inc.	09/21/11	531,245	8.54	4,534	4,516
SPS Commerce, Inc.	12/09/11	79,455	25.72	2,044	2,880

					24,031

For a description of restricted securities see note 9 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

140	Russell U.S. Small Cap Equity Fund

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 2000 Mini Index Futures (CME)	471	USD	38,448	12/12	(1,324)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(1,324)

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	CAD	8	USD	8	11/01/12	—

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						—

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$200,378	$—	$—	$200,378	14.7
Consumer Staples	48,807	—	—	48,807	3.6
Energy	71,238	—	—	71,238	5.2
Financial Services	306,320	—	—	306,320	22.5
Health Care	133,457	—	—	133,457	9.8
Materials and Processing	85,413	—	—	85,413	6.3
Producer Durables	228,315	—	—	228,315	16.8
Technology	196,580	—	—	196,580	14.5
Utilities	48,531	—	—	48,531	3.6
Short-Term Investments	—	34,490	—	34,490	2.5
Other Securities	—	108,476	—	108,476	8.0

Total Investments	1,319,039	142,966	—	1,462,005	107.5

Other Assets and Liabilities, Net					(7.5)

					100.0

Other Financial Instruments
Futures Contracts	(1,324)	—	—	(1,324)	(0.1)
Foreign Currency Exchange Contracts	—	—	—	—	— *

Total Other Financial Instruments**	$(1,324)	$—	$—	$(1,324)

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund	141

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Fair Value of Derivative Instruments — October 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$—	****

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$1,324	$—

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$12,493	$—
Foreign currency-related transactions**	—	(15)

Total	$12,493	$(15)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(5,638)	$—
Foreign currency-related transactions***	—	(16)

Total	$(5,638)	$(16)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
****	Less than $500.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

142	Russell U.S. Small Cap Equity Fund

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$1,399,285
Investments, at fair value**,***	1,462,005
Cash	1,636
Cash (restricted)(a)	4,600
Foreign currency holdings*	996
Receivables:
Dividends and interest	565
Dividends from affiliated Russell funds	4
Investments sold	6,066
Fund shares sold	2,744
Daily variation margin on futures contracts	207
Prepaid expenses	5

Total assets	1,478,828

Liabilities
Payables:
Investments purchased	6,431
Fund shares redeemed	2,499
Accrued fees to affiliates	1,063
Other accrued expenses	232
Payable upon return of securities loaned	108,476

Total liabilities	118,701

Net Assets	$1,360,127

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund	143

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$4,740
Accumulated net realized gain (loss)	(98,724)
Unrealized appreciation (depreciation) on:
Investments	62,720
Futures contracts	(1,324)
Foreign currency-related transactions	(16)
Shares of beneficial interest	568
Additional paid-in capital	1,392,163

Net Assets	$1,360,127

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$23.77
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$25.22
Class A — Net assets	$15,231,922
Class A — Shares outstanding ($.01 par value)	640,704
Net asset value per share: Class C(#)	$23.22
Class C — Net assets	$25,596,873
Class C — Shares outstanding ($.01 par value)	1,102,320
Net asset value per share: Class E(#)	$23.84
Class E — Net assets	$24,994,992
Class E — Shares outstanding ($.01 par value)	1,048,292
Net asset value per share: Class I(#)	$24.03
Class I — Net assets	$153,233,460
Class I — Shares outstanding ($.01 par value)	6,377,094
Net asset value per share: Class S(#)	$23.94
Class S — Net assets	$733,435,778
Class S — Shares outstanding ($.01 par value)	30,638,131
Net asset value per share: Class Y(#)	$23.97
Class Y — Net assets	$407,634,053
Class Y — Shares outstanding ($.01 par value)	17,008,788
Amounts in thousands

* Foreign currency holdings - cost	$1,012
** Securities on loan included in investments	$104,762
*** Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$142,966
(a) Cash Collateral for Futures	$4,600

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

144	Russell U.S. Small Cap Equity Fund

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Dividends	$18,864
Dividends from affiliated Russell funds	63
Securities lending income	2,131

Total investment income	21,058

Expenses
Advisory fees	10,094
Administrative fees	714
Custodian fees	386
Distribution fees - Class A	40
Distribution fees - Class C	210
Transfer agent fees - Class A	29
Transfer agent fees - Class C	52
Transfer agent fees - Class E	48
Transfer agent fees - Class I	185
Transfer agent fees - Class S	1,381
Transfer agent fees - Class Y	20
Professional fees	119
Registration fees	132
Shareholder servicing fees - Class C	70
Shareholder servicing fees - Class E	64
Trustees’ fees	29
Printing fees	183
Miscellaneous	46

Expenses before reductions	13,802
Expense reductions	(13)

Net expenses	13,789

Net investment income (loss)	7,269

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	165,489
Futures contracts	12,493
Foreign currency-related transactions	6

Net realized gain (loss)	177,988

Net change in unrealized appreciation (depreciation) on:
Investments	(38,614)
Futures contracts	(5,638)
Foreign currency-related transactions	(16)

Net change in unrealized appreciation (depreciation)	(44,268)

Net realized and unrealized gain (loss)	133,720

Net Increase (Decrease) in Net Assets from Operations	$140,989

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund	145

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$7,269	$6,025
Net realized gain (loss)	177,988	251,533
Net change in unrealized appreciation (depreciation)	(44,268)	(147,045)

Net increase (decrease) in net assets from operations	140,989	110,513

Distributions
From net investment income
Class A	(6)	(38)
Class E	(29)	(80)
Class I	(634)	(1,169)
Class S	(2,265)	(3,149)
Class Y	(2,245)	(3,344)

Net decrease in net assets from distributions	(5,179)	(7,780)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(219,411)	(146,507)
Fund Reimbursements	—	593

Total Net Increase (Decrease) in Net Assets	(83,601)	(43,181)

Net Assets
Beginning of period	1,443,728	1,486,909

End of period	$1,360,127	$1,443,728

Undistributed (overdistributed) net investment income included in net assets	$4,740	$2,830

See accompanying notes which are an integral part of the financial statements.

146	Russell U.S. Small Cap Equity Fund

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	79	$1,815	224	$5,117
Proceeds from reinvestment of distributions	1	5	2	36
Payments for shares redeemed	(149)	(3,496)	(157)	(3,501)

Net increase (decrease)	(69)	(1,676)	69	1,652

Class C
Proceeds from shares sold	71	1,639	190	4,281
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(325)	(7,458)	(446)	(10,067)

Net increase (decrease)	(254)	(5,819)	(256)	(5,786)

Class E
Proceeds from shares sold	221	5,082	348	7,687
Proceeds from reinvestment of distributions	1	27	4	76
Payments for shares redeemed	(388)	(9,131)	(639)	(14,465)

Net increase (decrease)	(166)	(4,022)	(287)	(6,702)

Class I
Proceeds from shares sold	808	19,052	1,829	41,176
Proceeds from reinvestment of distributions	27	602	47	1,085
Payments for shares redeemed	(2,558)	(60,562)	(4,273)	(99,260)

Net increase (decrease)	(1,723)	(40,908)	(2,397)	(56,999)

Class S
Proceeds from shares sold	7,007	164,615	8,810	199,986
Proceeds from reinvestment of distributions	100	2,187	131	2,984
Payments for shares redeemed	(8,752)	(205,705)	(8,192)	(185,652)

Net increase (decrease)	(1,645)	(38,903)	749	17,318

Class Y
Proceeds from shares sold	909	21,057	1,699	38,468
Proceeds from reinvestment of distributions	102	2,245	144	3,279
Payments for shares redeemed	(6,463)	(151,385)	(6,006)	(137,737)

Net increase (decrease)	(5,452)	(128,083)	(4,163)	(95,990)

Total increase (decrease)	(9,309)	$(219,411)	(6,285)	$(146,507)

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund	147

Russell Investment Company

Russell U.S. Small Cap Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions
Class A
October 31, 2012	21.67	.05	2.06	2.11	(.01)	—	(.01)
October 31, 2011	20.39	.02	1.32	1.34	(.06)	—	(.06)
October 31, 2010	16.28	.02	4.14	4.16	(.05)	—	(.05)
October 31, 2009	14.95	.06	1.33	1.39	(.06)	—	(.06)
October 31, 2008(1)	21.95	.02	(7.02)	(7.00)	—	—	—
Class C
October 31, 2012	21.32	(.12)	2.03	1.90	—	—	—
October 31, 2011	20.16	(.15)	1.31	1.16	—	—	—
October 31, 2010	16.18	(.12)	4.10	3.98	—	—	—
October 31, 2009	14.93	(.04)	1.31	1.27	(.02)	—	(.02)
October 31, 2008(1)	21.95	(.01)	(7.01)	(7.02)	—	—	—
Class E
October 31, 2012	21.74	.06	2.06	2.12	(.02)	—	(.02)
October 31, 2011	20.45	.04	1.30	1.35	(.06)	—	(.06)
October 31, 2010	16.32	.04	4.15	4.19	(.06)	—	(.06)
October 31, 2009	14.95	.09	1.31	1.40	(.03)	—	(.03)
October 31, 2008	31.79	.13	(11.98)	(11.85)	(.17)	(4.82)	(4.99)
Class I
October 31, 2012	21.91	.13	2.08	2.20	(.08)	—	(.08)
October 31, 2011	20.60	.10	1.32	1.42	(.11)	—	(.11)
October 31, 2010	16.43	.09	4.17	4.26	(.09)	—	(.09)
October 31, 2009	15.05	.12	1.32	1.44	(.06)	—	(.06)
October 31, 2008	31.98	.17	(12.02)	(11.85)	(.26)	(4.82)	(5.08)
Class S
October 31, 2012	21.83	.11	2.07	2.18	(.07)	—	(.07)
October 31, 2011	20.53	.08	1.32	1.40	(.10)	—	(.10)
October 31, 2010	16.39	.07	4.15	4.22	(.08)	—	(.08)
October 31, 2009	15.03	.10	1.33	1.43	(.07)	—	(.07)
October 31, 2008(1)	22.06	.03	(7.06)	(7.03)	—	—	—
Class Y
October 31, 2012	21.85	.15	2.07	2.22	(.10)	—	(.10)
October 31, 2011	20.55	.12	1.32	1.44	(.14)	—	(.14)
October 31, 2010	16.39	.10	4.17	4.27	(.11)	—	(.11)
October 31, 2009	15.02	.12	1.33	1.45	(.08)	—	(.08)
October 31, 2008	31.98	.19	(12.02)	(11.83)	(.31)	(4.82)	(5.13)

See accompanying notes which are an integral part of the financial statements.

148	Russell U.S. Small Cap Equity Fund

$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

23.77	9.73	15,232	1.25	1.25	.21	129
21.67	6.55	15,392	1.25	1.25	.09	111
20.39	25.58	13,078	1.23	1.23	.12	99
16.28	9.37	9,278	1.24	1.24	.40	153
14.95	(31.89)	6,982	1.38	1.37	.47	163

23.22	8.91	25,597	2.00	2.00	(.54)	129
21.32	5.75	28,910	2.00	2.00	(.66)	111
20.16	24.60	32,499	1.98	1.98	(.63)	99
16.18	8.51	30,345	1.98	1.98	(.28)	153
14.93	(31.98)	33,486	2.13	2.11	(.28)	163

23.84	9.78	24,995	1.25	1.20	.26	129
21.74	6.58	26,404	1.24	1.16	.18	111
20.45	25.71	30,702	1.23	1.12	.24	99
16.32	9.44	33,923	1.23	1.10	.61	153
14.95	(43.26)	40,553	1.22	1.17	.60	163

24.03	10.08	153,233	.92	.92	.54	129
20.91	6.89	177,437	.92	.92	.42	111
20.60	26.03	216,197	.90	.90	.45	99
16.43	9.62	211,299	.91	.91	.82	153
15.05	(43.08)	260,535	.99	.97	.77	163

23.94	10.02	733,436	1.00	1.00	.46	129
21.83	6.80	704,781	1.00	1.00	.34	111
20.53	25.84	647,424	.98	.98	.37	99
16.39	9.58	530,812	.99	.98	.68	153
15.03	(31.87)	475,057	1.11	1.10	.73	163

23.97	10.22	407,634	.82	.82	.65	129
21.85	7.01	490,804	.82	.82	.52	111
20.55	26.08	547,009	.80	.80	.55	99
16.39	9.74	545,845	.81	.81	.87	153
15.02	(43.09)	501,256	.93	.92	.97	163

See accompanying notes which are an integral part of the financial statements.

Russell U.S. Small Cap Equity Fund	149

Russell Investment Company

Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Russell International Developed Markets Fund - Class A ‡
	Total Return
1 Year	(1.00)%
5 Years	(8.34	)%§
10 Years	6.20	%§

Russell International Developed Markets Fund - Class C ‡‡
	Total Return
1 Year	4.26%
5 Years	(7.81	)%§
10 Years	6.51	%§

Russell International Developed Markets Fund - Class E
	Total Return
1 Year	5.11%
5 Years	(7.18	)%§
10 Years	6.88	%§

Russell International Developed Markets Fund - Class I
	Total Return
1 Year	5.40%
5 Years	(6.94	)%§
10 Years	7.12	%§

Russell International Developed Markets Fund - Class S ‡‡‡
	Total Return
1 Year	5.33%
5 Years	(7.01	)%§
10 Years	7.09	%§

Russell International Developed Markets Fund - Class Y
	Total Return
1 Year	5.52%
5 Years	(6.89	)%§
10 Years	7.18	%§

Russell Developed ex-U.S. Large Cap® Index Net **
Total Return
1 Year	4.50%
5 Years	(5.28)%
10 Years	8.49%

MSCI EAFE® Index Net (USD) ***
	Total Return
1 Year	4.61%
5 Years	(5.81	)%§
10 Years	7.73	%§

150	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Russell International Developed Markets Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of October 31, 2012, the Fund had eight money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Russell International Developed Markets Fund’s Class A, Class C, Class E, Class I, Class S and Class Y Shares gained 5.04%, 4.26%, 5.11%, 5.40%, 5.33% and 5.52%, respectively. This is compared to the Fund’s benchmark, the Russell Developed ex-U.S. Large Cap™ Index Net, which gained 4.50% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® International Large-Cap Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 5.63%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The fiscal year ended October 31, 2012 was a beneficial time frame for the Fund. As central banks around the globe implemented policies targeted at spurring growth, investors took a more bullish outlook on equity markets and began to reward companies that exhibited potential for above-average earnings and revenue growth. In the prior year, macro concerns and investor sentiment drove equity returns mainly downwards, whereas the current year saw a slight shift towards company fundamentals affecting equity prices. This shift, coupled with the tailwind of global monetary easing, led to an increase in risk-taking among market participants, which was ultimately positive for the Fund.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The Fund’s strategic emphasis was favorable given the market climate during the fiscal year. The Fund was positioned towards companies that exhibited slightly higher growth characteristics than the market, such as forecasted and historical growth. This allocation was beneficial as investors became less skeptical of growth forecasts and more willing to invest in companies geared towards positive economic growth. The Fund’s exposure to momentum (the tendency for stock prices and/or earnings to continue to go up or go down) was positive, especially within information technology companies in emerging markets.

AQR Capital Management, LLC (“AQR”) outperformed the Fund’s benchmark for the fiscal year. AQR’s quantitative approach emphasizes stocks trading at low valuations with good momentum in a variety of earnings and price measures. AQR had success across most sectors, although stock selection in the health care and consumer discretionary sectors were the largest contributors to value. Exposure to European banks was beneficial for AQR, although an underweight to banks was slightly detractive.

Axiom International Investors LLC (“Axiom”) underperformed the Fund’s benchmark for the fiscal year. Axiom mainly struggled within emerging markets. Holdings in Brazil and China were some of the largest detractors from Axiom’s performance, as both of those countries’ economies have slowed over the past year. Also contributing to underperformance was Axiom’s stock selection in the consumer discretionary sector, notably Japanese and European automakers.

del Rey Global Investors, LLC (“del Rey”) underperformed the Fund’s benchmark for the fiscal year. del Rey’s focus on companies trading at a discount to the market was ineffectual during the period, notably in the information technology sector. European names were some of the largest detractors of value, although an exposure to Japanese exporters also contributed to underperformance, as the continued strength of the yen has been a headwind to these firms.

Driehaus Capital Management, LLC (“Driehaus”) slightly underperformed the Fund’s benchmark for the fiscal year, as beneficial stock selection was undone by poor allocation results. Driehaus’ results were negatively affected by its underweight to the financial sector, which was one of the best performing sectors in the Fund’s benchmark during the period. Driehaus’ focus on smaller capitalization companies also acted as a headwind, as investors generally preferred large cap stocks over small cap stocks during the period.

MFS Institutional Advisors Inc. (“MFS”) outperformed the Fund’s benchmark for the fiscal year. MFS benefited from a focus on companies that exhibit stable earnings growth and tend to have modest forecasts for future growth. Most of the gains came in the traditional defensive sectors of consumer staples and health care, although good stock selection within European information technology names also contributed to outperformance.

Mondrian Investment Partners Limited (“Mondrian”) underperformed the Fund’s benchmark for the fiscal year. Mondrian’s defensive positioning, with a focus on dividend-payers, fell out of favor during the period, as investors were more willing to accept risk as central bank leaders took aggressive steps to curb fear in the markets. Mondrian mostly

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Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

struggled with stock selection in Japan, although overweights to the telecommunication and utility sectors also detracted from performance.

Pzena Investment Management LLC (“Pzena”) outperformed the Fund’s benchmark for the fiscal year. Pzena had success with good stock selection in consumer sectors as well as the economically-sensitive industrials sector. Pzena’s focus on companies with depressed fundamentals trading at low valuations, e.g., price-to-book and price-to-earnings, was rewarded during the period, notably in Europe as European Central Bank policies were beneficial to many of the continents’ firms.

William Blair & Company, LLC’s (“William Blair”) International Core strategy, which was employed in the Fund from November 2011 until June 2012, outperformed the Fund’s benchmark due to good stock selection within areas dependent on economic growth. European chemical makers and industrials were some of the top contributors, while software and semiconductor makers were also contributors to outperformance. The International Concentrated strategy, which was employed in the Fund from June 2012 through the end of the fiscal year, underperformed the Fund’s benchmark. An overweight to the information technology sector was a headwind to performance during the last few months of the fiscal year, while poor stock selection in the financial and telecom sector added to losses.

Marsico Capital Management, LLC (“Marsico”) was terminated in May 2012 and outperformed the Fund’s benchmark during the portion of the fiscal year in which it was a money manager for the Fund. Marsico generated excess returns from strong stock selection in continental Europe (particularly Germany and Spain) as well as Canada. Across sectors, Marsico benefitted from additive stock picks in technology and industrials.

Describe any changes to the Fund’s structure or the money manager line-up.

In May 2012, RIMCo terminated Marsico Capital Management, LLC. In June 2012, RIMCo changed the investment strategy used by William Blair & Company, LLC from its International Core strategy to its International Concentrated strategy.

Money Managers as of October 31, 2012	Styles
AQR Capital Management, LLC	Growth
MFS Institutional Advisors Inc.	Growth
William Blair & Company, LLC	Growth
Axiom International Investors LLC	Growth
Driehaus Capital Management, LLC	Growth
Pzena Investment Management LLC	Value
del Rey Global Investors, LLC	Value
Mondrian Investment Partners Limited	Yield

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2002.

**

Effective January 1, 2011, RIMCo changed the Fund’s primary benchmark from the Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) to the Russell Developed ex-U.S. Large Cap Index® Net. RIMCo believes the Russell Developed ex-U.S. Large Cap Index® Net is an appropriate benchmark which more broadly represents the investable universe of stocks. Russell Developed ex-U.S. Large Cap Index® Net is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

***	MSCI EAFE® Index Net (USD) is an index, with dividends reinvested, representative of the securities markets of 20 developed countries in Europe, Australasia and the Far East.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

152	Russell International Developed Markets Fund

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Russell International Developed Markets Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,016.79	$1,018.90
Expenses Paid During Period*	$6.29	$6.29

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,013.38	$1,015.13
Expenses Paid During Period*	$10.07	$10.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.99% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,017.11	$1,019.10
Expenses Paid During Period*	$6.08	$6.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

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Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,018.82	$1,020.56
Expenses Paid During Period*	$4.62	$4.62

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,018.49	$1,020.16
Expenses Paid During Period*	$5.02	$5.03

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,019.17	$1,021.11
Expenses Paid During Period*	$4.06	$4.06

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

154	Russell International Developed Markets Fund

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Russell International Developed Markets Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Common Stocks - 90.5%
Australia - 3.0%
Alumina, Ltd. (Ñ)	102,468	103
Amcor, Ltd. (Æ)	1,363,988	11,185
AMP, Ltd.	2,147,097	10,230
ASX, Ltd. - ADR	8,500	262
Australia & New Zealand Banking Group, Ltd. - ADR	154,100	4,071
Bank of Queensland, Ltd.	46,325	364
BGP Holdings PLC (Æ)(Þ)	559,805	—
BHP Billiton, Ltd. - ADR (Ñ)	320,468	18,523
BlueScope Steel, Ltd. (Æ)	1,327,162	654
Caltex Australia, Ltd.	57,140	1,011
CFS Retail Property Trust Group (ö)	112,154	228
Coca-Cola Amatil, Ltd.	309,131	4,316
Commonwealth Bank of Australia - ADR	55,415	3,322
Computershare, Ltd.	17,281	156
CSL, Ltd.	63,523	3,132
Dexus Property Group (ö)	228,810	234
Downer EDI, Ltd. (Æ)	271,723	1,013
Fortescue Metals Group, Ltd.	450,900	1,910
Goodman Group (ö)	71,766	330
GPT Group (ö)	75,544	279
Iluka Resources, Ltd.	264,022	2,719
Incitec Pivot, Ltd.	88,332	290
Insurance Australia Group, Ltd.	92,682	442
Lend Lease Group	22,716	204
Macquarie Group, Ltd.	21,401	709
Mirvac Group Class REIT (ö)	152,662	238
Monadelphous Group, Ltd. (Ñ)	167,861	3,677
Mount Gibson Iron, Ltd.	685,469	502
National Australia Bank, Ltd. - ADR	239,208	6,404
Newcrest Mining, Ltd.	31,870	874
OZ Minerals, Ltd.	13,251	113
Primary Health Care, Ltd. (Ñ)	193,929	783
Qantas Airways, Ltd. (Æ)	391,767	541
QBE Insurance Group, Ltd.	1,244,290	17,024
QR National, Ltd.	469,940	1,824
Rio Tinto, Ltd. - ADR	93,454	5,524
Sims Metal Management, Ltd. (Ñ)	18,438	180
Sonic Healthcare, Ltd.	43,405	586
Stockland (ö)	98,046	352
Suncorp Group, Ltd.	114,403	1,116
Sydney Airport	35,067	123
Tabcorp Holdings, Ltd.	508,314	1,499
Tatts Group, Ltd.	235,236	684
Telstra Corp., Ltd.	2,048,544	8,804
Wesfarmers, Ltd.	21,820	788
Westfield Group (ö)	106,482	1,178
Westfield Retail Trust (ö)	126,283	406
Westpac Banking Corp.	260,094	6,887
Woolworths, Ltd.	49,172	1,501

		127,295

Belgium - 0.9%
Ageas (Æ)	12,778	—
Anheuser-Busch InBev NV	191,872	16,043

	Principal Amount ($) or Shares	Fair Value $
Belgacom SA (Ñ)	433,398	12,668
KBC Groep NV	225,890	5,302
Umicore SA	60,164	3,088

		37,101

Bermuda - 1.2%
African Minerals, Ltd. (Æ)(Ñ)	471,950	2,081
Catlin Group, Ltd.	81,790	622
Cheung Kong Infrastructure Holdings, Ltd.	17,000	100
Credicorp, Ltd.	108,830	14,076
First Pacific Co., Ltd.	100,000	111
Hongkong Land Holdings, Ltd.	126,000	800
Jardine Matheson Holdings, Ltd.	133,000	8,193
Jardine Strategic Holdings, Ltd.	7,000	255
Li & Fung, Ltd. (Ñ)	5,440,000	9,125
Noble Group, Ltd.	491,000	527
NWS Holdings, Ltd.	61,500	93
PartnerRe, Ltd. - ADR	79,500	6,440
RenaissanceRe Holdings, Ltd.	79,675	6,482

		48,905

Brazil - 0.9%
Anhanguera Educacional Participacoes SA	169,100	2,964
BM&FBovespa SA	679,100	4,347
BR Malls Participacoes SA	594,410	7,814
Brazil Pharma SA	38,497	234
CETIP SA - Mercados Organizados	157,550	1,815
Gerdau SA - ADR (Ñ)	247,640	2,177
Itau Unibanco Holding SA - ADR	556,390	8,112
Multiplus SA	128,960	2,996
Odontoprev SA	611,690	3,162
Qualicorp SA (Æ)	230,380	2,364
Tim Participacoes SA - ADR	94,590	1,644

		37,629

Canada - 4.0%
Agrium, Inc.	22,700	2,391
ARC Resources, Ltd. (Ñ)	11,700	284
B2Gold Corp. (Æ)(Ñ)	795,991	3,292
Bank of Nova Scotia (Ñ)	44,300	2,406
Barrick Gold Corp.	342,100	13,853
Baytex Energy Corp. (Ñ)	5,600	255
BCE, Inc. (Ñ)	42,900	1,875
Brookfield Asset Management, Inc. Class A	321,400	11,068
Brookfield Office Properties, Inc.	10,500	162
Canadian Imperial Bank of Commerce (Ñ)	36,900	2,902
Canadian National Railway Co. (Æ)(Þ)	171,370	14,803
Canadian National Railway Co.	36,200	3,126
Catamaran Corp. (Æ)	88,678	4,182
Crescent Point Energy Corp. (Ñ)	15,300	636
Eldorado Gold Corp.	32,600	482
Enbridge, Inc.	72,900	2,901
Encana Corp. (Ñ)	102,300	2,305
Finning International, Inc.	237,334	5,572
Franco-Nevada Corp. Class T	6,900	397
Goldcorp, Inc.	39,500	1,786

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Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Great-West Lifeco, Inc.	12,900	297
Husky Energy, Inc. (Ñ)	83,800	2,270
Imax Corp. (Æ)(Ñ)	83,570	1,888
Imperial Oil, Ltd.	50,200	2,221
Inmet Mining Corp.	26,500	1,366
Intact Financial Corp.	37,863	2,322
Kinross Gold Corp.	506,500	5,060
Magna International, Inc. Class A (Ñ)	201,800	8,964
MEG Energy Corp. Class A (Æ)	7,800	285
Methanex Corp.	15,200	456
National Bank of Canada	24,200	1,870
New Gold, Inc. (Æ)	261,380	3,059
Nexen, Inc.	23,300	556
Pacific Rubiales Energy Corp.	112,980	2,657
Penn West Petroleum, Ltd.	18,900	245
Power Corp. of Canada (Ñ)	16,300	395
Research In Motion, Ltd. (Æ)(Ñ)	23,600	186
RioCan Real Estate Investment Trust (ö)	6,400	175
Rogers Communications, Inc. Class B (Ñ)	49,900	2,190
Royal Bank of Canada - GDR (Ñ)	86,800	4,949
Sherritt International Corp.	211,200	913
Silver Wheaton Corp.	13,800	556
Sino-Forest Corp. (Å)(Æ)(Ñ)	383,000	4
Sun Life Financial, Inc.	114,300	2,835
Suncor Energy, Inc.	642,888	21,592
TMX Group, Ltd. (Æ)	1,610	82
Toronto-Dominion Bank (The) (Ñ)	211,637	17,213
TransCanada Corp. (Ñ)	34,000	1,531
Trilogy Energy Corp.	142,674	3,906
Valeant Pharmaceuticals International, Inc. (Æ)	14,600	816
Viterra, Inc.	18,000	284
Yamana Gold, Inc.	36,800	743

		166,564

Cayman Islands - 1.2%
ASM Pacific Technology, Ltd. (Ñ)	648,300	7,227
Baidu, Inc. - ADR (Æ)	128,821	13,735
Chaoda Modern Agriculture Holdings, Ltd. (Å)(Æ)(Ñ)	12,120,000	704
Golden Eagle Retail Group, Ltd. (Ñ)	1,264,130	2,773
Herbalife, Ltd.	36,990	1,899
HKT Trust/HKT, Ltd.	694	1
MGM China Holdings, Ltd.	265,600	480
NetEase, Inc. - ADR (Æ)	179,700	9,704
New Oriental Education & Technology Group - ADR (Ñ)	109,180	1,841
Sands China, Ltd.	950,706	3,576
Want Want China Holdings, Ltd.	4,241,266	5,801
Wynn Macau, Ltd. (Ñ)	1,607,337	4,552

		52,293

Chile - 0.1%
SACI Falabella	180,580	1,852
Sociedad Quimica y Minera de Chile SA - ADR	50,286	2,909

		4,761

	Principal Amount ($) or Shares	Fair Value $
China - 0.4%
China Communications Construction Co., Ltd. Class H	2,539,000	2,382
Huaneng Power International, Inc. Class H	11,212,000	8,969
Industrial & Commercial Bank of China, Ltd. Class H	5,707,000	3,778

		15,129

Curacao - 0.0%
Hunter Douglas NV (Å)	3,435	127

Czech Republic - 0.1%
Komercni Banka AS	23,415	4,779

Denmark - 1.4%
AP Moeller - Maersk A/S Class B	288	2,010
Christian Hansen Holding A/S	177,166	5,553
Coloplast A/S Class B (Ñ)	33,971	7,449
Danske Bank A/S (Æ)	670,675	10,488
GN Store Nord A/S	190,862	2,991
Novo Nordisk A/S Class B	181,424	29,237

		57,728

Finland - 0.4%
Metso OYJ	66,380	2,329
Nokia OYJ (Ñ)	748,226	2,015
Nokian Renkaat OYJ	62,770	2,604
Stora Enso OYJ Class R	1,376,653	8,686

		15,634

France - 8.7%
Air Liquide SA Class A	108,637	12,814
Alcatel-Lucent - ADR (Æ)(Ñ)	1,719,222	1,749
Arkema SA	122,128	11,135
AXA SA	567,336	9,019
BNP Paribas SA	367,088	18,466
Capital Gemini SA	434,747	18,274
Carrefour SA	432,346	10,446
Casino Guichard Perrachon SA (Æ)	17,258	1,507
Christian Dior SA	1,278	184
Cie de St.-Gobain	292,138	10,296
Cie Generale de Geophysique - Veritas (Æ)	52,833	1,726
Cie Generale des Etablissements Michelin Class B	29,370	2,522
Credit Agricole SA (Æ)	652,993	4,916
Danone SA	203,302	12,497
Dassault Systemes SA	120,249	12,670
France Telecom SA - ADR	1,238,637	13,810
GDF Suez (Æ)	55,671	—
Hermes International	3,566	973
Ingenico	85,490	4,525
Lagardere SCA	217,506	5,944
Legrand SA - ADR	186,794	7,196
LVMH Moet Hennessy Louis Vuitton SA - ADR	77,320	12,567
Metropole Television SA	60,030	837
Natixis	895,944	2,936

156	Russell International Developed Markets Fund

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Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Pernod-Ricard SA	114,294	12,300
PPR	3,439	605
Remy Cointreau SA	17,264	1,791
Rexel SA Class H	40,796	738
Safran SA	186,140	7,406
Sanofi - ADR	616,111	54,159
Schneider Electric SA	347,532	21,728
Societe BIC SA	71,798	8,755
Societe Generale SA (Æ)	202,368	6,433
Technip SA	116,637	13,137
Thales SA	17,892	629
Total SA	742,423	37,356
Unibail-Rodamco SE (ö)	4,453	1,003
Valeo SA	56,083	2,464
Vallourec SA	106,550	4,383
Vinci SA	179,944	7,964
Vivendi SA - ADR	145,170	2,970
Zodiac Aerospace	10,576	1,083

		361,913

Germany - 6.9%
Aareal Bank AG (Æ)	69,570	1,492
Adidas AG	88,690	7,556
Allianz SE	42,930	5,323
BASF SE	96,010	7,956
Bayer AG	321,384	27,989
Bayerische Motoren Werke AG	152,686	12,161
Beiersdorf AG (Æ)	175,503	12,764
Bilfinger SE	25,690	2,514
Brenntag AG	44,590	5,620
Commerzbank AG (Æ)	1,515,731	2,904
Daimler AG	101,967	4,761
Deutsche Bank AG	319,364	14,476
Deutsche Boerse AG	214,801	11,626
Deutsche Post AG	289,776	5,745
Deutsche Telekom AG	1,076,251	12,288
E.ON AG	385,669	8,763
Fresenius SE & Co. KGaA	97,504	11,121
Hannover Rueckversicherung AG	37,031	2,605
HeidelbergCement AG	15,945	845
Henkel AG & Co. KGaA	48,455	3,135
Infineon Technologies AG - ADR	517,524	3,522
Kabel Deutschland Holding AG	20,185	1,454
Linde AG	104,586	17,589
Merck KGaA	116,448	14,882
Rhoen Klinikum AG	43,690	852
RWE AG	360,840	16,489
SAP AG - ADR	418,620	30,494
Siemens AG	274,300	27,568
Software AG	35,495	1,422
Volkswagen AG	67,110	13,082

		288,998

Hong Kong - 1.6%
AIA Group, Ltd.	7,312,970	28,969
Cheung Kong Holdings, Ltd.	70,000	1,034
China Mobile, Ltd.	1,719,000	19,064

	Principal Amount ($) or Shares	Fair Value $
China Unicom Hong Kong, Ltd.	3,606,000	5,890
CLP Holdings, Ltd.	94,000	802
CNOOC, Ltd.	1,179,000	2,449
Hang Lung Group, Ltd. (Ñ)	37,462	222
Hang Seng Bank, Ltd.	61,800	949
Hong Kong & China Gas Co., Ltd.	279,880	744
Hong Kong Exchanges and Clearing, Ltd.	47,254	780
Hopewell Holdings, Ltd.	25,500	92
Hutchison Whampoa, Ltd.	131,000	1,289
Hysan Development Co., Ltd.	100,000	442
Link REIT (The) (ö)	95,500	475
New World Development Co., Ltd.	175,000	270
PCCW, Ltd.	177,000	71
SJM Holdings, Ltd.	237,000	516
Sun Hung Kai Properties, Ltd.	333	5
Swire Pacific, Ltd. Class A	29,821	354
Television Broadcasts, Ltd.	9,334	70
Wharf Holdings, Ltd.	98,000	671
Wheelock & Co., Ltd.	134,068	586
Wing Hang Bank, Ltd.	8,000	85

		65,829

India - 0.3%
ICICI Bank, Ltd.	504,307	9,845
Tata Motors, Ltd. - ADR (Ñ)	111,420	2,691

		12,536

Indonesia - 0.4%
Bank Central Asia Tbk PT	2,132,744	1,821
Bank Rakyat Indonesia	13,206,000	10,174
Gudang Garam Tbk PT	541,838	2,773
Telekomunikasi Indonesia Persero Tbk PT	3,677,000	3,732

		18,500

Ireland - 0.6%
Accenture PLC Class A	54,200	3,653
Covidien PLC	112,006	6,155
DCC PLC	240,000	6,858
Elan Corp. PLC - ADR (Æ)	298,917	3,228
Jazz Pharmaceuticals PLC (Æ)	94,640	5,085

		24,979

Israel - 0.9%
Check Point Software Technologies, Ltd. (Æ)(Ñ)	301,546	13,428
Mellanox Technologies, Ltd. (Æ)(Ñ)	63,250	4,868
Teva Pharmaceutical Industries, Ltd. - ADR	480,450	19,420

		37,716

Italy - 2.1%
Assicurazioni Generali SpA	65,257	1,061
Enel SpA	2,653,259	9,973
ENI SpA - ADR	1,287,724	29,559
Fiat Industrial SpA Class A	132,941	1,440
Fiat SpA (Æ)	219,675	1,071
Intesa Sanpaolo SpA	6,826,620	10,963

Russell International Developed Markets Fund	157

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Lottomatica Group SpA	86,930	1,865
Pirelli & C. SpA - ADR (Ñ)	324,566	3,759
Prysmian SpA	49,302	948
Saipem SpA - ADR	137,392	6,172
Salvatore Ferragamo Italia SpA	158,116	3,211
Telecom Italia SpA	19,082,624	16,820
UniCredit SpA (Æ)	250,234	1,105

		87,947

Japan - 14.0%
Ajinomoto Co., Inc.	116,000	1,771
Alfresa Holdings Corp.	10,100	457
Anritsu Corp. (Ñ)	517,399	6,494
Asahi Kasei Corp.	280,000	1,540
Astellas Pharma, Inc.	412,630	20,495
Bridgestone Corp.	196,800	4,583
Brother Industries, Ltd.	154,400	1,454
Canon, Inc.	964,813	31,157
Casio Computer Co., Ltd. (Ñ)	171,000	1,307
Central Japan Railway Co.	32,300	2,780
Chiyoda Corp.	153,000	2,469
Cosmo Oil Co., Ltd. (Ñ)	205,000	365
Dai Nippon Printing Co., Ltd. (Ñ)	959,200	6,789
Daicel Chemical Industries, Ltd.	192,000	1,152
Daihatsu Motor Co., Ltd. (Ñ)	42,000	736
Dai-ichi Life Insurance Co., Ltd. (The)	5,300	6,108
Daito Trust Construction Co., Ltd.	46,400	4,685
Daiwa House Industry Co., Ltd.	20,000	303
Daiwa Securities Group, Inc.	73,000	291
Denso Corp.	360,900	11,298
East Japan Railway Co.	10,500	721
FANUC Corp.	155,684	24,787
Fuji Media Holdings, Inc.	498	737
FUJIFILM Holdings Corp.	495,100	8,348
Fujitsu, Ltd.	345,000	1,327
Fukuoka Financial Group, Inc.	309,000	1,208
Hachijuni Bank, Ltd. (The)	754,000	3,891
Hitachi High-Technologies Corp.	34,300	751
Hokkaido Electric Power Co., Inc.	66,800	550
Honda Motor Co., Ltd.	500,688	14,990
Hoya Corp.	555,300	11,241
IHI Corp.	492,000	1,035
Inpex Corp.	1,840	10,487
Isuzu Motors, Ltd.	931,000	4,921
Japan Real Estate Investment Corp. Class A (ö)	18	180
Japan Retail Fund Investment Corp. Class REIT (ö)	66	120
Japan Tobacco, Inc.	390,000	10,777
JGC Corp.	74,000	2,545
Kajima Corp. (Ñ)	211,000	584
Kao Corp.	624,200	17,530
KDDI Corp.	185,300	14,391
Keisei Electric Railway Co., Ltd.	59,000	541
Kobe Steel, Ltd.	193,000	169
Koito Manufacturing Co., Ltd.	92,000	1,142
Konica Minolta Holdings, Inc.	247,500	1,643

	Principal Amount ($) or Shares	Fair Value $
Kubota Corp.	322,000	3,291
Lawson, Inc.	143,400	10,544
M3, Inc.	2,832	5,442
Mabuchi Motor Co., Ltd.	305,600	12,939
Makita Corp. (Ñ)	194,800	7,699
Marubeni Corp.	130,000	842
Mazda Motor Corp. (Æ)	175,000	208
Miraca Holdings, Inc.	2,400	101
Mitsubishi Estate Co., Ltd.	45,000	890
Mitsubishi UFJ Financial Group, Inc.	2,952,500	13,352
Mitsubishi UFJ Lease & Finance Co., Ltd.	28,100	1,211
Mitsui & Co., Ltd.	59,400	837
Mitsui Fudosan Co., Ltd.	40,000	808
Mizuho Financial Group, Inc.	536,800	841
MonotaRO Co., Ltd. (Ñ)	126,861	3,332
MS&AD Insurance Group Holdings	830,800	14,081
Namco Bandai Holdings, Inc.	76,700	1,205
NGK Spark Plug Co., Ltd.	29,000	324
NHK Spring Co., Ltd.	62,000	516
Nikon Corp.	307,600	7,822
Nintendo Co., Ltd. (Ñ)	85,100	10,959
Nippon Building Fund, Inc. Class A (ö)	20	215
Nippon Steel & Sumitomo Metal Corp.	98,000	216
Nippon Telegraph & Telephone Corp.	21,200	965
Nissan Motor Co., Ltd.	135,600	1,135
Nitto Denko Corp.	33,000	1,496
Nomura Holdings, Inc.	163,200	589
NSK, Ltd.	92,000	505
NTT DOCOMO, Inc.	7,498	11,017
Obayashi Corp.	200,000	894
ORIX Corp. (Ñ)	162,450	16,687
Osaka Gas Co., Ltd.	366,000	1,508
Panasonic Corp. (Ñ)	191,500	1,233
Resona Holdings, Inc.	462,900	2,001
Rohm Co., Ltd.	87,900	2,835
Sankyo Co., Ltd.	156,000	7,064
Secom Co., Ltd.	193,600	9,858
Sega Sammy Holdings, Inc.	206,700	3,897
Seiko Epson Corp. (Ñ)	64,600	358
Seino Holdings Co., Ltd.	24,000	138
Sekisui Chemical Co., Ltd.	167,000	1,370
Sekisui House, Ltd.	21,000	214
Seven & I Holdings Co., Ltd.	817,700	25,218
Shin-Etsu Chemical Co., Ltd.	687,425	38,750
Shinsei Bank, Ltd.	1,244,000	1,823
Shionogi & Co., Ltd.	14,900	247
Shiseido Co., Ltd.	560,700	7,094
Showa Denko KK (Ñ)	289,000	442
Softbank Corp.	40,400	1,279
Sojitz Corp. (Ñ)	435,700	540
Sugi Holdings Co., Ltd. - GDR	156,894	5,670
Sumco Corp. (Æ)	72,600	497
Sumitomo Corp.	184,900	2,520
Sumitomo Heavy Industries, Ltd.	250,000	896
Sumitomo Mitsui Financial Group, Inc.	377,600	11,560
Sumitomo Mitsui Trust Holdings, Inc.	1,479,000	4,484
Sumitomo Realty & Development Co., Ltd.	16,000	442

158	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Suzuken Co., Ltd.	13,300	420
Suzuki Motor Corp.	84,500	1,914
T&D Holdings, Inc.	66,600	727
Taisei Corp.	401,000	1,105
Takeda Pharmaceutical Co., Ltd.	301,300	14,003
THK Co., Ltd.	596,800	9,920
Tohoku Electric Power Co., Inc.	17,800	131
Tokio Marine Holdings, Inc.	426,900	11,300
Tokyo Electric Power Co., Inc. (Æ)	63,300	103
Tokyo Electron, Ltd.	118,500	5,322
Tokyo Gas Co., Ltd.	220,000	1,166
Tokyu Land Corp.	22,000	123
Toyota Motor Corp.	558,800	21,455
Toyota Tsusho Corp.	319,075	6,963
Trend Micro, Inc.	92,500	2,591
USS Co., Ltd. (Ñ)	16,530	1,737
West Japan Railway Co.	33,900	1,480

		584,211

Jersey - 1.8%
Delphi Automotive PLC (Æ)	604,650	19,010
Glencore International PLC (Ñ)	2,004,660	11,098
Petrofac, Ltd.	72,835	1,885
Wolseley PLC	395,828	17,304
WPP PLC	1,978,004	25,520

		74,817

Luxembourg - 0.1%
Subsea 7 SA	130,930	2,873

Malaysia - 0.1%
Astro Malaysia Holdings BHD (Æ)(Þ)	603,700	537
Axiata Group BHD	1,472,600	3,157

		3,694

Mexico - 0.3%
Fibra Uno Administracion SA de CV Class REIT (ö)	730,830	1,926
Grupo Fin Santander ADR B - ADR (Æ)	498,882	6,820
Grupo Televisa SAB - ADR	171,120	3,867

		12,613

Netherlands - 5.1%
Aegon NV	2,226,646	12,433
Akzo Nobel NV	478,603	26,036
ASML Holding NV Class G	47,202	2,597
Core Laboratories NV	28,754	2,981
European Aeronautic Defence and Space Co. NV	287,534	10,215
Gemalto NV	14,393	1,299
Heineken NV	266,210	16,412
ING Groep NV (Æ)	2,471,203	21,832
Koninklijke Ahold NV	1,933,020	24,611
Koninklijke DSM NV (Æ)	55,025	2,825
Koninklijke Philips Electronics NV	916,687	22,920
Koninklijke Vopak NV	160,636	11,183

	Principal Amount ($) or Shares	Fair Value $
Randstad Holding NV (Æ)	316,367	10,327
Reed Elsevier NV (Æ)	1,314,334	17,658
Sensata Technologies Holding NV (Æ)	167,840	4,728
Unilever NV	441,408	16,209
Wolters Kluwer NV	506,217	9,796

		214,062

Netherlands Antilles - 0.1%
Schlumberger, Ltd.	68,720	4,778

New Zealand - 0.0%
Telecom Corp. of New Zealand, Ltd. (Ñ)	735,837	1,455

Norway - 0.5%
Det Norske Oljeselskap ASA (Æ)	119,164	1,837
Gjensidige Forsikring ASA	250,667	3,662
Statoil ASA Class N	367,181	9,074
TE Connectivity, Ltd.	330,761	6,504

		21,077

Panama - 0.1%
Copa Holdings SA Class A	41,640	3,865

Philippines - 0.1%
SM Investments Corp.	147,030	2,866

Portugal - 0.1%
Jeronimo Martins SGPS SA	207,648	3,633

Russia - 0.5%
Gazprom OAO - ADR (Æ)	1,216,012	11,108
Magnit OJSC - GDR	106,490	3,780
Sberbank of Russia - ADR	699,383	8,206

		23,094

Singapore - 0.9%
Ascendas Real Estate Investment Trust (ö)	77,000	149
Avago Technologies, Ltd.	100,230	3,311
CapitaMall Trust Class A (ö)	112,000	194
DBS Group Holdings, Ltd.	610,000	6,951
Fraser and Neave, Ltd. (Ñ)	93,000	698
Global Logistic Properties, Ltd.	101,000	213
Jardine Cycle & Carriage, Ltd.	800	32
Keppel Corp., Ltd. - ADR	91,000	795
Keppel Land, Ltd.	132,000	368
Oversea-Chinese Banking Corp., Ltd.	345,000	2,574
SembCorp Industries, Ltd.	47,000	210
Singapore Exchange, Ltd.	34,000	187
Singapore Press Holdings, Ltd. (Ñ)	186,000	616
Singapore Technologies Engineering, Ltd.	81,000	234
Singapore Telecommunications, Ltd.	4,260,810	11,247
StarHub, Ltd.	39,000	118
United Overseas Bank, Ltd.	583,118	8,734
UOL Group, Ltd.	22,000	102
Yanlord Land Group, Ltd. (Æ)	358,000	370

		37,103

Russell International Developed Markets Fund	159

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

South Africa - 0.7%
Aspen Pharmacare Holdings, Ltd. (Æ)	216,654	3,948
Discovery Holdings, Ltd.	1,027,031	6,576
FirstRand, Ltd.	2,129,978	7,070
Gold Fields, Ltd. - ADR	568,415	7,018
Impala Platinum Holdings, Ltd. (Ñ)	174,118	3,133
MTN Group, Ltd.	106,386	1,918

		29,663

South Korea - 1.1%
Hyundai Motor Co.	15,044	3,097
KT Corp. - ADR	904,700	15,335
Samsung Electronics Co., Ltd.	23,961	28,781

		47,213

Spain - 2.4%
Amadeus IT Holding SA Class A	517,809	12,819
Banco Bilbao Vizcaya Argentaria SA - ADR	237,066	1,978
Banco Popular Espanol SA (Ñ)	1,858,414	2,898
Banco Santander SA - ADR	2,036,622	15,282
Endesa SA - ADR	102,773	2,187
Iberdrola SA	3,028,758	15,664
Inditex SA (Ñ)	79,783	10,180
Indra Sistemas SA (Ñ)	1,758,473	20,057
Red Electrica Corp. SA	58,167	2,727
Tecnicas Reunidas SA (Æ)	61,066	2,999
Telefonica SA - ADR	911,614	12,005

		98,796

Sweden - 1.1%
Atlas Copco AB Class A	405,403	9,969
Electrolux AB	53,246	1,362
Elekta AB Class B	184,908	2,634
Hennes & Mauritz AB Class B	186,220	6,303
Lundin Petroleum AB (Æ)	119,277	2,856
Nordea Bank AB	85,279	775
Sandvik AB	131,348	1,822
SKF AB Class B	79,861	1,800
Svenska Cellulosa AB Class B	172,508	3,360
Swedbank AB Class A	113,889	2,112
Swedish Match AB	115,631	3,940
Telefonaktiebolaget LM Ericsson Class B	816,800	7,179
TeliaSonera AB	87,129	574
Trelleborg AB Class B	70,534	767

		45,453

Switzerland - 7.1%
ABB, Ltd. (Æ)	519,318	9,357
ACE, Ltd.	78,775	6,196
Cie Financiere Richemont SA	96,384	6,251
Credit Suisse Group AG (Æ)	356,669	8,269
Dufry AG (Æ)	21,720	2,757
GAM Holding AG (Æ)	475,446	6,637
Geberit AG (Æ)	33,597	6,926
Givaudan SA (Æ)	1,363	1,364
Julius Baer Group, Ltd. (Æ)	282,519	9,798
Kuehne & Nagel International AG	27,520	3,212
Lindt & Spruengli AG (Æ)	99	3,603

	Principal Amount ($) or Shares	Fair Value $
Logitech International SA (Æ)(Ñ)	99,550	717
Nestle SA	585,040	37,126
Novartis AG	965,360	58,100
OC Oerlikon Corp. AG (Æ)	100,847	1,015
Partners Group Holding AG	45,671	9,666
Roche Holding AG	163,408	31,425
Sonova Holding AG (Æ)	45,668	4,592
Swiss Re AG (Æ)	79,402	5,486
Syngenta AG	68,405	26,721
TE Connectivity, Ltd.	359,650	11,574
Temenos Group AG (Æ)(Ñ)	132,308	2,167
Transocean, Ltd.	75,524	3,449
UBS AG (Æ)	1,606,385	24,079
Zurich Insurance Group AG (Æ)	60,140	14,820

		295,307

Taiwan - 0.7%
Hon Hai Precision Industry Co., Ltd.	5,372,978	16,314
Hon Hai Precision Industry Co., Ltd. - GDR	723,593	4,389
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	568,859	9,045

		29,748

Thailand - 0.2%
Advanced Info Service PCL	485,870	3,131
CP ALL PCL	1,567,470	2,033
Kasikornbank PCL	573,300	3,348

		8,512

United Kingdom - 17.4%
Aggreko PLC	165,953	5,758
Antofagasta PLC	167,678	3,401
ARM Holdings PLC	1,068,439	11,466
AstraZeneca PLC - ADR (Æ)	326,450	15,159
Aviva PLC	1,488,423	7,960
Babcock International Group PLC	460,583	7,269
BAE Systems PLC	5,793,882	29,190
Barclays PLC	5,371,872	19,722
Berkeley Group Holdings PLC (Æ)	247,952	6,090
BG Group PLC	1,169,448	21,656
BHP Billiton PLC	101,542	3,253
BP PLC	5,817,988	41,620
British American Tobacco PLC	252,965	12,530
British Land Co. PLC (ö)	61,280	523
BT Group PLC	619,648	2,125
Carillion PLC	1,329,665	6,605
Centrica PLC	261,637	1,368
Compass Group PLC	3,225,470	35,395
Cookson Group PLC	72,120	678
Darty PLC (Ñ)	127,854	111
Diageo PLC	934,196	26,699
Experian PLC	855,923	14,779
Fenner PLC	168,060	979
GlaxoSmithKline PLC - ADR	1,287,556	28,809
Hays PLC	2,014,157	2,649
Home Retail Group PLC (Ñ)	6,333,683	11,662
HSBC Holdings PLC	4,494,908	44,160
Imperial Tobacco Group PLC	332,472	12,555

160	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

InterContinental Hotels Group PLC - ADR	261,567	6,458
Intermediate Capital Group PLC	53,552	264
Intertek Group PLC	97,221	4,423
ITV PLC	2,830,981	3,954
J Sainsbury PLC	376,910	2,157
John Wood Group PLC	481,042	6,594
Johnson Matthey PLC	242,468	8,800
Kingfisher PLC	262,664	1,227
Land Securities Group PLC (ö)	40,123	521
Legal & General Group PLC	498,594	1,078
Lloyds Banking Group PLC (Æ)	10,732,150	7,027
Mondi PLC	275,949	3,037
National Grid PLC	584,958	6,669
Next PLC	49,968	2,875
Pearson PLC	494,176	9,929
Persimmon PLC Class A	345,213	4,429
Prudential PLC	278,977	3,820
Reckitt Benckiser Group PLC	184,019	11,136
Rio Tinto PLC (Æ)	276,003	13,827
Rolls-Royce Holdings PLC (Æ)	827,206	11,407
Rotork PLC	49,230	1,810
Royal Bank of Scotland Group PLC (Æ)	2,162,659	9,632
Royal Dutch Shell PLC Class A	1,516,589	52,004
Royal Dutch Shell PLC Class B	312,206	11,036
Royal Dutch Shell PLC - ADR	183,500	12,961
Shire PLC - ADR (Æ)	113,702	3,198
Smith & Nephew PLC	976,542	10,322
Smiths Group PLC	384,280	6,549
Standard Chartered PLC	715,667	16,902
Tate & Lyle PLC	54,690	641
Telecity Group PLC	412,818	6,006
Tesco PLC	5,800,230	29,938
Travis Perkins PLC	1,050,130	18,302
Tullow Oil PLC	37,152	842
Unilever PLC	528,720	19,718
Vodafone Group PLC - ADR (Æ)	10,540,113	28,618
Weir Group PLC (The)	434,742	12,221
William Hill PLC	194,504	1,061
WM Morrison Supermarkets PLC	117,096	506
Xstrata PLC	94,849	1,499

		727,569

United States - 0.9%
AdStar, Inc. (Æ)	99,790	3,631
Lululemon Athletica, Inc. (Æ)	4,700	324
MercadoLibre, Inc. (Ñ)	73,599	6,180
Newmont Mining Corp.	274,200	14,958
News Corp. Class B	201,600	4,911
Southern Copper Corp.	114,450	4,360
Virgin Media, Inc. (Ñ)	146,600	4,800

		39,164

Virgin Islands, British - 0.1%
Michael Kors Holdings, Ltd. (Æ)	56,130	3,070

Total Common Stocks (cost $3,613,569)		3,780,999

	Principal Amount ($) or Shares		Fair Value $
Preferred Stocks - 0.4%
Brazil - 0.1%
Usinas Siderurgicas de Minas Gerais SA (Æ)	1,198,500		5,789

Germany - 0.3%
Henkel AG & Co. KGaA	25,689		2,051
Porsche Automobil Holding SE	60,200		3,997
ProSiebenSat.1 Media AG Class A	52,011		1,449
Volkswagen AG	14,113		2,920

			10,417

United Kingdom - 0.0%
Rolls-Royce Holdings PLC (Æ)	62,867,656		101

Total Preferred Stocks (cost $17,380)			16,307

Warrants & Rights - 0.9%
Spain - 0.0%
Banco Santander SA (Æ) 2013 Rights	1,196,050		236

Switzerland - 0.6%
ICICI Bank, Ltd. (Æ) 2015 Warrants	238,193		4,649
ITC, Ltd. (Æ) 2013 Warrants	330,900		1,739
Larsen & Toubro, Ltd. (Æ) 2015 Warrants	47,980		1,449
UBS AG (Æ) 2013 Warrants	105,018		15,143

			22,980

United States - 0.3%
Hon Hai Precision Industry Co., Ltd. (Þ)(Æ) 2017 Warrants	1,328,726		4,038
JPMorgan Structured Notes (Æ) 2016 Warrants	1,229,678		8,722

			12,760

Total Warrants & Rights (cost $32,649)			35,976

Short-Term Investments - 7.2%
United States - 7.2%
Russell U.S. Cash Management Fund	302,254,297	(¥)	302,254

Total Short-Term Investments (cost $302,254)			302,254

Other Securities - 3.9%
Russell U.S. Cash Collateral Fund (×)	161,614,854	(¥)	161,615

Total Other Securities (cost $161,615)			161,615

Total Investments - 102.9% (identified cost $4,127,467)			4,297,151
Other Assets and Liabilities, Net - (2.9%)			(119,152)

Net Assets - 100.0%			4,177,999

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	161

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share and cost per unit amounts)

Restricted Securities

% of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Fair Value (000) $

0.0%
Chaoda Modern Agriculture Holdings, Ltd.	10/18/10	12,120,000	0 .55	6,664	704
Hunter Douglas NV	06/02/05	3,435	55 .60	191	127
Sino-Forest Corp.	08/18/11	383,000	5 .27	2,018	4

					835

For a description of restricted securities see note 9 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

162	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
AEX Index Futures (Netherlands)	134	EUR	8,831	11/12	(124)
ASX SPI 200 Index Futures (Australia)	191	AUD	21,507	12/12	192
CAC 40 Index Futures (France)	1,606	EUR	55,005	11/12	(1,329)
DAX Index Futures (Germany)	193	EUR	35,083	12/12	(555)
EURO STOXX 50 Index Futures (EMU)	1,840	EUR	46,074	12/12	(887)
FTSE 100 Index Futures (UK)	752	GBP	43,345	12/12	(980)
FTSE MIB Index Futures (Italy)	1	EUR	77	12/12	75
Hang Seng Index Futures (Hong Kong)	115	HKD	124,625	11/12	29
IBEX 35 Index Futures (Spain)	151	EUR	11,817	11/12	(270)
S&P TSE 60 Index Futures (Canada)	218	CAD	30,956	12/12	86
SGX MSCI Singapore Index Futures	13	SGD	895	11/12	(4)
Swiss Market Index Futures (Switzerland)	482	CHF	31,788	12/12	297
TOPIX Index Futures (Japan)	511	JPY	3,786,510	12/12	236

Short Positions
ASX SPI 200 Index Futures (Australia)	346	AUD	38,960	12/12	(857)
OMX 30 Index Futures (Sweden)	681	SEK	71,573	11/12	187
S&P TSE 60 Index Futures (Canada)	248	CAD	35,216	12/12	45
TOPIX Index Futures (Japan)	15	JPY	111,150	12/12	8

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(3,851)

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	163

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	5,882	CAD	5,798	12/19/12	(82)
Bank of America	USD	6,642	CHF	6,145	12/19/12	(38)
Bank of America	USD	4,738	EUR	3,697	12/19/12	56
Bank of America	USD	8,140	EUR	6,208	12/19/12	(90)
Bank of America	USD	3,436	ILS	13,876	12/19/12	131
Bank of America	USD	5,903	NOK	34,251	12/19/12	94
Bank of America	USD	8,387	NOK	47,861	12/19/12	(6)
Bank of America	GBP	555	USD	902	12/19/12	6
Bank of America	GBP	1,506	USD	2,412	12/19/12	(18)
Bank of America	SEK	35,347	USD	5,318	12/19/12	(4)
Bank of America	SEK	65,668	USD	9,864	12/19/12	(23)
Barclays Bank PLC	DKK	24,977	USD	4,241	12/19/12	(102)
Brown Brothers Harriman & Co.	USD	688	CAD	672	12/19/12	(16)
Brown Brothers Harriman & Co.	USD	2,986	CAD	2,931	12/19/12	(54)
Brown Brothers Harriman & Co.	USD	8,383	CAD	8,172	12/19/12	(209)
Brown Brothers Harriman & Co.	USD	1,767	CHF	1,638	12/19/12	(7)
Brown Brothers Harriman & Co.	USD	2,595	CHF	2,431	12/19/12	17
Brown Brothers Harriman & Co.	USD	3,340	CHF	3,116	12/19/12	9
Brown Brothers Harriman & Co.	USD	2,074	EUR	1,600	12/19/12	1
Brown Brothers Harriman & Co.	USD	9,477	EUR	7,297	12/19/12	(15)
Brown Brothers Harriman & Co.	USD	15,301	EUR	11,859	12/19/12	77
Brown Brothers Harriman & Co.	USD	682	GBP	426	11/01/12	5
Brown Brothers Harriman & Co.	USD	803	GBP	500	12/19/12	3
Brown Brothers Harriman & Co.	USD	1,450	NOK	8,248	12/19/12	(5)
Brown Brothers Harriman & Co.	USD	1,631	NOK	9,333	12/19/12	3
Brown Brothers Harriman & Co.	USD	4,942	NOK	28,503	12/19/12	49
Brown Brothers Harriman & Co.	USD	6,949	SEK	45,923	12/19/12	(36)
Brown Brothers Harriman & Co.	AUD	3,773	USD	3,886	12/19/12	(15)
Brown Brothers Harriman & Co.	AUD	5,602	USD	5,799	12/19/12	6
Brown Brothers Harriman & Co.	AUD	5,035	USD	5,173	01/31/13	(17)
Brown Brothers Harriman & Co.	CAD	4,410	USD	4,418	12/19/12	6
Brown Brothers Harriman & Co.	CHF	82	USD	88	12/19/12	—
Brown Brothers Harriman & Co.	EUR	313	USD	407	12/19/12	1
Brown Brothers Harriman & Co.	EUR	8,103	USD	10,462	12/19/12	(45)
Brown Brothers Harriman & Co.	EUR	8,462	USD	11,035	12/19/12	62
Brown Brothers Harriman & Co.	GBP	874	USD	1,418	12/19/12	8
Brown Brothers Harriman & Co.	JPY	616,592	USD	7,884	12/19/12	157
Brown Brothers Harriman & Co.	JPY	1,135,251	USD	14,480	12/19/12	252
Brown Brothers Harriman & Co.	SEK	40,177	USD	6,048	12/19/12	(1)
Brown Brothers Harriman & Co.	SEK	93,292	USD	14,116	12/19/12	71
Citibank	USD	5,028	CAD	5,000	12/19/12	(27)
Citibank	USD	19,542	EUR	15,000	12/19/12	(90)
Citibank	USD	8,002	GBP	5,000	12/19/12	66
Citibank	USD	1,511	JPY	120,325	11/02/12	(3)
Citibank	USD	7,568	JPY	600,000	12/19/12	(49)
Citibank	USD	12,081	JPY	939,654	12/19/12	(305)
Citibank	AUD	250	USD	257	12/19/12	(1)
Citibank	AUD	2,429	USD	2,453	12/19/12	(59)
Citibank	CAD	500	USD	507	12/19/12	7
Citibank	EUR	1,500	USD	1,955	12/19/12	10
Citibank	EUR	2,000	USD	2,575	12/19/12	(18)
Citibank	EUR	39,776	USD	50,250	12/19/12	(1,330)
Citibank	GBP	500	USD	809	12/19/12	2

See accompanying notes which are an integral part of the financial statements.

164	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Citibank	GBP	1,000	USD	1,616	12/19/12	2
Citibank	JPY	100,000	USD	1,288	12/19/12	34
Citibank	JPY	245,196	USD	3,071	12/19/12	(1)
Commonwealth Bank of Australia	USD	1,761	AUD	1,711	12/19/12	9
Commonwealth Bank of Australia	USD	2,957	CAD	2,896	12/19/12	(61)
Commonwealth Bank of Australia	USD	6,218	EUR	4,853	12/19/12	74
Commonwealth Bank of Australia	USD	3,639	GBP	2,271	12/19/12	26
Commonwealth Bank of Australia	USD	788	HKD	6,110	12/19/12	1
Commonwealth Bank of Australia	USD	4,507	JPY	351,500	12/19/12	(102)
Commonwealth Bank of Australia	JPY	87,716	USD	1,123	12/19/12	23
Credit Suisse First Boston	JPY	1,002,414	USD	12,752	12/19/12	190
Deutsche Bank AG	USD	81,476	SEK	541,280	12/19/12	16
HSBC Bank PLC	USD	622	AUD	600	12/19/12	(1)
HSBC Bank PLC	USD	1,761	AUD	1,711	12/19/12	9
HSBC Bank PLC	USD	715	CAD	700	12/19/12	(15)
HSBC Bank PLC	USD	2,956	CAD	2,896	12/19/12	(59)
HSBC Bank PLC	USD	3,245	EUR	2,500	12/19/12	(3)
HSBC Bank PLC	USD	6,216	EUR	4,853	12/19/12	77
HSBC Bank PLC	USD	1,135	GBP	700	12/19/12	(5)
HSBC Bank PLC	USD	3,639	GBP	2,271	12/19/12	25
HSBC Bank PLC	USD	788	HKD	6,110	12/19/12	—
HSBC Bank PLC	USD	639	JPY	50,000	12/19/12	(13)
HSBC Bank PLC	USD	4,507	JPY	351,500	12/19/12	(102)
JPMorgan Chase Bank	USD	1,760	AUD	1,711	12/19/12	9
JPMorgan Chase Bank	USD	2,957	CAD	2,896	12/19/12	(61)
JPMorgan Chase Bank	USD	6,218	EUR	4,853	12/19/12	74
JPMorgan Chase Bank	USD	3,639	GBP	2,271	12/19/12	26
JPMorgan Chase Bank	USD	788	HKD	6,110	12/19/12	1
JPMorgan Chase Bank	USD	4,507	JPY	351,500	12/19/12	(102)
JPMorgan Chase Bank	AUD	200	USD	206	12/19/12	(1)
JPMorgan Chase Bank	AUD	200	USD	203	12/19/12	(4)
JPMorgan Chase Bank	AUD	5,035	USD	5,176	01/31/13	(14)
JPMorgan Chase Bank	CAD	200	USD	204	12/19/12	4
JPMorgan Chase Bank	CAD	300	USD	306	12/19/12	6
JPMorgan Chase Bank	EUR	1,000	USD	1,298	12/19/12	1
JPMorgan Chase Bank	EUR	1,500	USD	1,923	12/19/12	(22)
JPMorgan Chase Bank	GBP	300	USD	481	12/19/12	(3)
JPMorgan Chase Bank	GBP	400	USD	640	12/19/12	(5)
JPMorgan Chase Bank	HKD	1,000	USD	129	12/19/12	—
JPMorgan Chase Bank	HKD	1,200	USD	155	12/19/12	—
JPMorgan Chase Bank	JPY	49,000	USD	627	12/19/12	13
JPMorgan Chase Bank	JPY	50,000	USD	639	12/19/12	12
Mellon Bank	AUD	5,035	USD	5,173	01/31/13	(16)
Royal Bank of Canada	USD	1,762	AUD	1,711	12/19/12	7
Royal Bank of Canada	USD	2,958	CAD	2,896	12/19/12	(61)
Royal Bank of Canada	USD	6,218	EUR	4,853	12/19/12	75
Royal Bank of Canada	USD	3,639	GBP	2,271	12/19/12	26
Royal Bank of Canada	USD	788	HKD	6,110	12/19/12	—
Royal Bank of Canada	USD	4,507	JPY	351,500	12/19/12	(102)
Royal Bank of Scotland PLC	USD	6,834	CAD	6,763	12/19/12	(69)
Royal Bank of Scotland PLC	USD	14,039	EUR	11,108	12/19/12	366
Royal Bank of Scotland PLC	USD	1,107	HKD	8,583	12/19/12	—
Royal Bank of Scotland PLC	CHF	2,344	USD	2,459	12/19/12	(60)

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	165

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Royal Bank of Scotland PLC	CHF	14,637	USD	15,410	12/19/12	(319)
Royal Bank of Scotland PLC	GBP	101	USD	161	12/19/12	(2)
Royal Bank of Scotland PLC	NOK	3,428	USD	587	12/19/12	(14)
Royal Bank of Scotland PLC	SEK	100,712	USD	14,927	12/19/12	(236)
Standard Chartered Bank	AUD	400	USD	415	12/19/12	1
Standard Chartered Bank	CAD	500	USD	511	12/19/12	11
Standard Chartered Bank	EUR	2,000	USD	2,581	12/19/12	(12)
Standard Chartered Bank	GBP	600	USD	966	12/19/12	(2)
Standard Chartered Bank	HKD	1,000	USD	129	12/19/12	—
Standard Chartered Bank	JPY	60,000	USD	771	12/19/12	19
State Street Bank & Trust Co.	USD	207	AUD	200	12/19/12	(1)
State Street Bank & Trust Co.	USD	306	AUD	300	12/19/12	4
State Street Bank & Trust Co.	USD	408	AUD	400	12/19/12	5
State Street Bank & Trust Co.	USD	837	AUD	800	12/19/12	(10)
State Street Bank & Trust Co.	USD	1,033	AUD	1,000	12/19/12	1
State Street Bank & Trust Co.	USD	1,439	AUD	1,387	12/19/12	(5)
State Street Bank & Trust Co.	USD	1,761	AUD	1,711	12/19/12	9
State Street Bank & Trust Co.	USD	1,847	AUD	1,808	12/19/12	23
State Street Bank & Trust Co.	USD	2,591	AUD	2,500	12/19/12	(6)
State Street Bank & Trust Co.	USD	3,083	AUD	3,000	12/19/12	20
State Street Bank & Trust Co.	USD	7,158	AUD	7,000	12/19/12	81
State Street Bank & Trust Co.	USD	62	BRL	127	11/05/12	—
State Street Bank & Trust Co.	USD	409	CAD	400	12/19/12	(9)
State Street Bank & Trust Co.	USD	510	CAD	500	12/19/12	(9)
State Street Bank & Trust Co.	USD	510	CAD	500	12/19/12	(10)
State Street Bank & Trust Co.	USD	1,021	CAD	1,000	12/19/12	(21)
State Street Bank & Trust Co.	USD	1,028	CAD	1,000	12/19/12	(27)
State Street Bank & Trust Co.	USD	1,591	CAD	1,557	12/19/12	(33)
State Street Bank & Trust Co.	USD	2,096	CAD	2,047	12/19/12	(48)
State Street Bank & Trust Co.	USD	2,957	CAD	2,896	12/19/12	(61)
State Street Bank & Trust Co.	USD	4,096	CAD	4,000	12/19/12	(95)
State Street Bank & Trust Co.	USD	10,121	CAD	10,000	12/19/12	(119)
State Street Bank & Trust Co.	USD	1	CHF	1	11/05/12	—
State Street Bank & Trust Co.	USD	589	CHF	548	11/05/12	—
State Street Bank & Trust Co.	USD	26	CHF	24	12/19/12	—
State Street Bank & Trust Co.	USD	1,665	DKK	9,578	11/05/12	(1)
State Street Bank & Trust Co.	USD	4	DKK	21	12/19/12	—
State Street Bank & Trust Co.	USD	21	DKK	123	12/19/12	—
State Street Bank & Trust Co.	USD	24	DKK	136	12/19/12	—
State Street Bank & Trust Co.	USD	54	DKK	320	12/19/12	1
State Street Bank & Trust Co.	USD	79	DKK	450	12/19/12	—
State Street Bank & Trust Co.	USD	1,608	EUR	1,241	11/02/12	—
State Street Bank & Trust Co.	USD	29	EUR	22	12/19/12	—
State Street Bank & Trust Co.	USD	1,294	EUR	1,000	12/19/12	3
State Street Bank & Trust Co.	USD	2,599	EUR	2,000	12/19/12	(6)
State Street Bank & Trust Co.	USD	3,282	EUR	2,500	12/19/12	(40)
State Street Bank & Trust Co.	USD	3,939	EUR	3,000	12/19/12	(48)
State Street Bank & Trust Co.	USD	6,218	EUR	4,853	12/19/12	74
State Street Bank & Trust Co.	USD	10,003	EUR	7,694	12/19/12	(26)
State Street Bank & Trust Co.	USD	15,659	EUR	12,000	12/19/12	(98)
State Street Bank & Trust Co.	USD	39,176	EUR	30,000	12/19/12	(274)
State Street Bank & Trust Co.	USD	122	GBP	76	11/01/12	—
State Street Bank & Trust Co.	USD	359	GBP	224	11/01/12	2

See accompanying notes which are an integral part of the financial statements.

166	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	USD	642	GBP	400	12/19/12	4
State Street Bank & Trust Co.	USD	975	GBP	600	12/19/12	(7)
State Street Bank & Trust Co.	USD	1,614	GBP	1,000	12/19/12	(1)
State Street Bank & Trust Co.	USD	1,622	GBP	1,000	12/19/12	(8)
State Street Bank & Trust Co.	USD	3,639	GBP	2,271	12/19/12	26
State Street Bank & Trust Co.	USD	6,495	GBP	4,000	12/19/12	(41)
State Street Bank & Trust Co.	USD	6,861	GBP	4,224	12/19/12	(45)
State Street Bank & Trust Co.	USD	16,918	GBP	10,500	12/19/12	24
State Street Bank & Trust Co.	USD	159	HKD	1,235	11/01/12	—
State Street Bank & Trust Co.	USD	33	HKD	255	12/19/12	—
State Street Bank & Trust Co.	USD	61	HKD	472	12/19/12	—
State Street Bank & Trust Co.	USD	72	HKD	562	12/19/12	—
State Street Bank & Trust Co.	USD	80	HKD	619	12/19/12	—
State Street Bank & Trust Co.	USD	109	HKD	847	12/19/12	—
State Street Bank & Trust Co.	USD	129	HKD	1,000	12/19/12	—
State Street Bank & Trust Co.	USD	258	HKD	2,000	12/19/12	—
State Street Bank & Trust Co.	USD	258	HKD	2,000	12/19/12	—
State Street Bank & Trust Co.	USD	387	HKD	3,000	12/19/12	—
State Street Bank & Trust Co.	USD	788	HKD	6,110	12/19/12	—
State Street Bank & Trust Co.	USD	1,197	HKD	9,282	12/19/12	1
State Street Bank & Trust Co.	USD	1,290	HKD	10,000	12/19/12	—
State Street Bank & Trust Co.	USD	1,549	HKD	12,000	12/19/12	—
State Street Bank & Trust Co.	USD	3,225	HKD	25,000	12/19/12	1
State Street Bank & Trust Co.	USD	1,814	IDR	17,469,636	11/02/12	5
State Street Bank & Trust Co.	USD	26	ILS	102	12/19/12	—
State Street Bank & Trust Co.	USD	64	ILS	254	12/19/12	1
State Street Bank & Trust Co.	USD	71	ILS	277	12/19/12	—
State Street Bank & Trust Co.	USD	116	JPY	9,206	11/01/12	—
State Street Bank & Trust Co.	USD	727	JPY	57,864	11/02/12	(2)
State Street Bank & Trust Co.	USD	118	JPY	9,423	11/05/12	—
State Street Bank & Trust Co.	USD	254	JPY	20,000	12/19/12	(4)
State Street Bank & Trust Co.	USD	368	JPY	28,840	12/19/12	(7)
State Street Bank & Trust Co.	USD	852	JPY	67,054	12/19/12	(11)
State Street Bank & Trust Co.	USD	1,277	JPY	100,000	12/19/12	(24)
State Street Bank & Trust Co.	USD	1,520	JPY	120,000	12/19/12	(16)
State Street Bank & Trust Co.	USD	2,043	JPY	160,000	12/19/12	(37)
State Street Bank & Trust Co.	USD	2,466	JPY	192,564	12/19/12	(52)
State Street Bank & Trust Co.	USD	4,507	JPY	351,500	12/19/12	(102)
State Street Bank & Trust Co.	USD	7,617	JPY	600,000	12/19/12	(98)
State Street Bank & Trust Co.	USD	15,216	JPY	1,200,000	12/19/12	(177)
State Street Bank & Trust Co.	USD	170	SEK	1,118	12/19/12	(2)
State Street Bank & Trust Co.	USD	23	SGD	28	12/19/12	—
State Street Bank & Trust Co.	USD	25	SGD	30	12/19/12	—
State Street Bank & Trust Co.	USD	46	SGD	56	12/19/12	—
State Street Bank & Trust Co.	USD	105	SGD	129	12/19/12	1
State Street Bank & Trust Co.	USD	392	ZAR	3,426	11/01/12	3
State Street Bank & Trust Co.	AUD	200	USD	202	12/19/12	(5)
State Street Bank & Trust Co.	AUD	200	USD	203	12/19/12	(4)
State Street Bank & Trust Co.	AUD	278	USD	292	12/19/12	4
State Street Bank & Trust Co.	AUD	300	USD	304	12/19/12	(6)
State Street Bank & Trust Co.	AUD	300	USD	307	12/19/12	(3)
State Street Bank & Trust Co.	AUD	400	USD	418	12/19/12	5
State Street Bank & Trust Co.	AUD	400	USD	412	12/19/12	(1)

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	167

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	AUD	500	USD	515	12/19/12	(2)
State Street Bank & Trust Co.	AUD	500	USD	511	12/19/12	(6)
State Street Bank & Trust Co.	AUD	600	USD	611	12/19/12	(10)
State Street Bank & Trust Co.	AUD	600	USD	612	12/19/12	(9)
State Street Bank & Trust Co.	AUD	5,035	USD	5,173	01/31/13	(16)
State Street Bank & Trust Co.	BRL	108	USD	53	11/01/12	—
State Street Bank & Trust Co.	BRL	1,118	USD	550	11/01/12	—
State Street Bank & Trust Co.	CAD	89	USD	89	11/01/12	—
State Street Bank & Trust Co.	CAD	32	USD	33	12/19/12	1
State Street Bank & Trust Co.	CAD	200	USD	202	12/19/12	2
State Street Bank & Trust Co.	CAD	400	USD	408	12/19/12	8
State Street Bank & Trust Co.	CAD	400	USD	408	12/19/12	8
State Street Bank & Trust Co.	CAD	500	USD	507	12/19/12	7
State Street Bank & Trust Co.	CAD	500	USD	508	12/19/12	8
State Street Bank & Trust Co.	CAD	600	USD	611	12/19/12	11
State Street Bank & Trust Co.	CAD	600	USD	612	12/19/12	12
State Street Bank & Trust Co.	CAD	600	USD	609	12/19/12	9
State Street Bank & Trust Co.	CAD	600	USD	611	12/19/12	11
State Street Bank & Trust Co.	CAD	700	USD	721	12/19/12	21
State Street Bank & Trust Co.	CAD	1,000	USD	1,006	12/19/12	6
State Street Bank & Trust Co.	CAD	5,575	USD	5,744	12/19/12	167
State Street Bank & Trust Co.	CHF	1,022	USD	1,098	12/19/12	(1)
State Street Bank & Trust Co.	DKK	135	USD	24	12/19/12	—
State Street Bank & Trust Co.	DKK	250	USD	44	12/19/12	—
State Street Bank & Trust Co.	DKK	734	USD	128	12/19/12	—
State Street Bank & Trust Co.	DKK	815	USD	142	12/19/12	—
State Street Bank & Trust Co.	DKK	1,133	USD	197	12/19/12	—
State Street Bank & Trust Co.	EUR	73	USD	95	11/01/12	—
State Street Bank & Trust Co.	EUR	45	USD	59	11/02/12	—
State Street Bank & Trust Co.	EUR	933	USD	1,210	11/05/12	—
State Street Bank & Trust Co.	EUR	500	USD	645	12/19/12	(3)
State Street Bank & Trust Co.	EUR	700	USD	901	12/19/12	(6)
State Street Bank & Trust Co.	EUR	1,000	USD	1,291	12/19/12	(6)
State Street Bank & Trust Co.	EUR	1,200	USD	1,533	12/19/12	(23)
State Street Bank & Trust Co.	EUR	1,500	USD	1,929	12/19/12	(16)
State Street Bank & Trust Co.	EUR	1,700	USD	2,198	12/19/12	(7)
State Street Bank & Trust Co.	EUR	2,000	USD	2,584	12/19/12	(10)
State Street Bank & Trust Co.	EUR	2,000	USD	2,600	12/19/12	6
State Street Bank & Trust Co.	EUR	2,000	USD	2,605	12/19/12	11
State Street Bank & Trust Co.	EUR	2,500	USD	3,246	12/19/12	5
State Street Bank & Trust Co.	EUR	3,237	USD	4,259	12/19/12	62
State Street Bank & Trust Co.	GBP	—	USD	—	11/01/12	—
State Street Bank & Trust Co.	GBP	57	USD	91	11/01/12	(1)
State Street Bank & Trust Co.	GBP	512	USD	823	11/02/12	(3)
State Street Bank & Trust Co.	GBP	652	USD	1,052	11/05/12	—
State Street Bank & Trust Co.	GBP	400	USD	646	12/19/12	—
State Street Bank & Trust Co.	GBP	400	USD	643	12/19/12	(3)
State Street Bank & Trust Co.	GBP	400	USD	639	12/19/12	(6)
State Street Bank & Trust Co.	GBP	400	USD	639	12/19/12	(6)
State Street Bank & Trust Co.	GBP	400	USD	638	12/19/12	(8)
State Street Bank & Trust Co.	GBP	500	USD	806	12/19/12	—
State Street Bank & Trust Co.	GBP	600	USD	969	12/19/12	1
State Street Bank & Trust Co.	GBP	600	USD	971	12/19/12	3

See accompanying notes which are an integral part of the financial statements.

168	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	GBP	700	USD	1,129	12/19/12	—
State Street Bank & Trust Co.	GBP	1,289	USD	2,093	12/19/12	13
State Street Bank & Trust Co.	HKD	—	USD	—	11/01/12	—
State Street Bank & Trust Co.	HKD	9,189	USD	1,186	11/02/12	—
State Street Bank & Trust Co.	HKD	63	USD	8	12/19/12	—
State Street Bank & Trust Co.	HKD	203	USD	26	12/19/12	—
State Street Bank & Trust Co.	HKD	1,000	USD	129	12/19/12	—
State Street Bank & Trust Co.	HKD	1,000	USD	129	12/19/12	—
State Street Bank & Trust Co.	HKD	1,000	USD	129	12/19/12	—
State Street Bank & Trust Co.	HKD	1,476	USD	190	12/19/12	—
State Street Bank & Trust Co.	HKD	1,500	USD	193	12/19/12	—
State Street Bank & Trust Co.	HKD	1,500	USD	193	12/19/12	—
State Street Bank & Trust Co.	HKD	1,500	USD	193	12/19/12	—
State Street Bank & Trust Co.	HKD	1,500	USD	194	12/19/12	—
State Street Bank & Trust Co.	HKD	2,000	USD	258	12/19/12	—
State Street Bank & Trust Co.	HKD	2,000	USD	258	12/19/12	—
State Street Bank & Trust Co.	HKD	2,000	USD	258	12/19/12	—
State Street Bank & Trust Co.	HKD	4,227	USD	545	12/19/12	—
State Street Bank & Trust Co.	ILS	105	USD	27	12/19/12	—
State Street Bank & Trust Co.	ILS	278	USD	73	12/19/12	1
State Street Bank & Trust Co.	ILS	282	USD	70	12/19/12	(3)
State Street Bank & Trust Co.	ILS	657	USD	168	12/19/12	(1)
State Street Bank & Trust Co.	JPY	10,000	USD	128	12/19/12	3
State Street Bank & Trust Co.	JPY	35,000	USD	439	12/19/12	—
State Street Bank & Trust Co.	JPY	50,000	USD	639	12/19/12	13
State Street Bank & Trust Co.	JPY	50,000	USD	637	12/19/12	11
State Street Bank & Trust Co.	JPY	50,000	USD	639	12/19/12	13
State Street Bank & Trust Co.	JPY	60,000	USD	765	12/19/12	13
State Street Bank & Trust Co.	JPY	70,000	USD	890	12/19/12	13
State Street Bank & Trust Co.	JPY	80,000	USD	1,025	12/19/12	22
State Street Bank & Trust Co.	JPY	85,000	USD	1,093	12/19/12	28
State Street Bank & Trust Co.	JPY	100,000	USD	1,282	12/19/12	29
State Street Bank & Trust Co.	JPY	100,000	USD	1,291	12/19/12	38
State Street Bank & Trust Co.	MYR	118	USD	39	11/01/12	—
State Street Bank & Trust Co.	NOK	28,845	USD	5,069	12/19/12	18
State Street Bank & Trust Co.	NZD	4,661	USD	3,791	12/19/12	(30)
State Street Bank & Trust Co.	PHP	5,197	USD	126	11/06/12	—
State Street Bank & Trust Co.	PHP	32,275	USD	783	11/06/12	(1)
State Street Bank & Trust Co.	PHP	38,219	USD	927	11/06/12	(1)
State Street Bank & Trust Co.	SEK	1,248	USD	188	11/05/12	—
State Street Bank & Trust Co.	SEK	29,040	USD	4,426	12/19/12	54
State Street Bank & Trust Co.	SGD	22	USD	18	12/19/12	—
State Street Bank & Trust Co.	SGD	38	USD	31	12/19/12	—
State Street Bank & Trust Co.	SGD	50	USD	41	12/19/12	—
State Street Bank & Trust Co.	SGD	461	USD	378	12/19/12	—
State Street Bank & Trust Co.	SGD	470	USD	384	12/19/12	(2)
UBS AG	USD	160	GBP	101	12/19/12	2
UBS AG	USD	74,360	NOK	431,557	12/19/12	1,207
UBS AG	USD	1,351	SGD	1,686	12/19/12	31
Westpac Banking Corp.	USD	10,250	AUD	9,977	12/19/12	68
Westpac Banking Corp.	USD	2,723	NZD	3,302	12/19/12	(16)
Westpac Banking Corp.	USD	2,736	NZD	3,319	12/19/12	(15)
Westpac Banking Corp.	USD	2,736	NZD	3,319	12/19/12	(15)

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	169

Russell Investment Company

Russell International Developed Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Westpac Banking Corp.	USD	2,737	NZD	3,319	12/19/12	(15)
Westpac Banking Corp.	USD	5,807	NZD	7,101	12/19/12	15
Westpac Banking Corp.	AUD	3,761	USD	3,874	12/19/12	(16)
Westpac Banking Corp.	AUD	3,773	USD	3,887	12/19/12	(14)
Westpac Banking Corp.	AUD	3,773	USD	3,886	12/19/12	(16)
Westpac Banking Corp.	AUD	4,217	USD	4,382	12/19/12	22
Westpac Banking Corp.	AUD	5,413	USD	5,505	12/19/12	(92)
Westpac Banking Corp.	JPY	179,369	USD	2,299	12/19/12	51
Westpac Banking Corp.	JPY	4,570,099	USD	58,342	12/19/12	1,067

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(486)

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$127,295	$—	$—	$127,295	3 .0
Belgium	37,101	—	—	37,101	0 .9
Bermuda	48,905	—	—	48,905	1 .2
Brazil	37,629	—	—	37,629	0 .9
Canada	166,560	—	4	166,564	4 .0
Cayman Islands	51,589	—	704	52,293	1 .2
Chile	4,761	—	—	4,761	0 .1
China	15,129	—	—	15,129	0 .4
Curacao	127	—	—	127	—	*
Czech Republic	4,779	—	—	4,779	0 .1
Denmark	57,728	—	—	57,728	1 .4
Finland	15,634	—	—	15,634	0 .4
France	361,913	—	—	361,913	8 .7
Germany	288,998	—	—	288,998	6 .9
Hong Kong	65,829	—	—	65,829	1 .6
India	12,536	—	—	12,536	0 .3
Indonesia	18,500	—	—	18,500	0 .4
Ireland	24,979	—	—	24,979	0 .6
Israel	37,716	—	—	37,716	0 .9
Italy	87,947	—	—	87,947	2 .1
Japan	584,211	—	—	584,211	14.0
Jersey	74,817	—	—	74,817	1 .8
Luxembourg	2,873	—	—	2,873	0 .1
Malaysia	3,694	—	—	3,694	0 .1
Mexico	12,613	—	—	12,613	0 .3
Netherlands	214,062	—	—	214,062	5 .1
Netherlands Antilles	4,778	—	—	4,778	0 .1
New Zealand	1,455	—	—	1,455	—	*
Norway	21,077	—	—	21,077	0 .5
Panama	3,865	—	—	3,865	0 .1

See accompanying notes which are an integral part of the financial statements.

170	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Presentation of Portfolio Holdings, continued — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Philippines	$2,866	$—	$—	$2,866	0 .1
Portugal	3,633	—	—	3,633	0 .1
Russia	23,094	—	—	23,094	0 .5
Singapore	37,103	—	—	37,103	0 .9
South Africa	29,663	—	—	29,663	0 .7
South Korea	47,213	—	—	47,213	1 .1
Spain	98,796	—	—	98,796	2 .4
Sweden	45,453	—	—	45,453	1 .1
Switzerland	295,307	—	—	295,307	7 .1
Taiwan	29,748	—	—	29,748	0 .7
Thailand	8,512	—	—	8,512	0 .2
United Kingdom	727,569	—	—	727,569	17 .4
United States	39,164	—	—	39,164	0 .9
Virgin Islands, British	3,070	—	—	3,070	0 .1
Preferred Stocks	16,206	—	101	16,307	0 .4
Warrants & Rights	35,976	—	—	35,976	0 .9
Short-Term Investments	—	302,254	—	302,254	7 .2
Other Securities	—	161,615	—	161,615	3 .9

Total Investments	3,832,473	463,869	809	4,297,151	102.9

Other Assets and Liabilities, Net					(2.9)

					100.0

Other Financial Instruments
Futures Contracts	(3,851)	—	—	(3,851)	(0.1)
Foreign Currency Exchange Contracts	2	(488)	—	(486)	(— )*

Total Other Financial Instruments**	$(3,849)	$(488)	$—	$(4,337)

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October 31, 2012 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	171

Russell Investment Company

Russell International Developed Markets Fund

Fair Value of Derivative Instruments — October 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$5,625
Daily variation margin on futures contracts*	1,155	—

Total	$1,155	$5,625

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$5,006	$—
Unrealized depreciation on foreign currency exchange contracts	—	6,111

Total	$5,006	$6,111

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$57,963	$—
Foreign currency-related transactions**	—	(5,333)

Total	$57,963	$(5,333)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(33,339)	$—
Foreign currency-related transactions***	—	(124)

Total	$(33,339)	$(124)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

172	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$4,127,467
Investments, at fair value**,***	4,297,151
Cash	2,111
Cash (restricted)(a)	34,219
Foreign currency holdings*	5,260
Unrealized appreciation on foreign currency exchange contracts	5,625
Receivables:
Dividends and interest	10,178
Dividends from affiliated Russell funds	26
Investments sold	10,068
Fund shares sold	7,337
Foreign taxes recoverable	2,548
Daily variation margin on futures contracts	841
Prepaid expenses	16

Total assets	4,375,380

Liabilities
Payables:
Investments purchased	12,517
Fund shares redeemed	10,445
Accrued fees to affiliates	3,177
Other accrued expenses	524
Daily variation margin on futures contracts	2,766
Deferred capital gains tax liability	226
Unrealized depreciation on foreign currency exchange contracts	6,111
Payable upon return of securities loaned	161,615

Total liabilities	197,381

Net Assets	$4,177,999

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	173

Russell Investment Company

Russell International Developed Markets Fund

Statement of Assets and Liabilities, continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$80,098
Accumulated net realized gain (loss)	(1,256,153)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	169,458
Futures contracts	(3,851)
Foreign currency-related transactions	(651)
Shares of beneficial interest	1,404
Additional paid-in capital	5,187,694

Net Assets	$4,177,999

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$29.68
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$31.49
Class A — Net assets	$22,904,958
Class A — Shares outstanding ($.01 par value)	771,837
Net asset value per share: Class C(#)	$29.52
Class C — Net assets	$40,957,794
Class C — Shares outstanding ($.01 par value)	1,387,333
Net asset value per share: Class E(#)	$29.72
Class E — Net assets	$89,771,810
Class E — Shares outstanding ($.01 par value)	3,020,941
Net asset value per share: Class I(#)	$29.77
Class I — Net assets	$672,660,908
Class I — Shares outstanding ($.01 par value)	22,591,559
Net asset value per share: Class S(#)	$29.74
Class S — Net assets	$2,074,313,465
Class S — Shares outstanding ($.01 par value)	69,746,375
Net asset value per share: Class Y(#)	$29.76
Class Y — Net assets	$1,277,389,637
Class Y — Shares outstanding ($.01 par value)	42,918,586
Amounts in thousands

* Foreign currency holdings - cost	$5,212
** Securities on loan included in investments	$162,094
*** Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$463,869
(a) Cash Collateral on Futures	$34,219

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

174	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Dividends	$141,044
Dividends from affiliated Russell funds	425
Securities lending income	5,251
Less foreign taxes withheld	(11,195)

Total investment income	135,525

Expenses
Advisory fees	30,746
Administrative fees	2,141
Custodian fees	1,468
Distribution fees - Class A	56
Distribution fees - Class C	343
Transfer agent fees - Class A	41
Transfer agent fees - Class C	85
Transfer agent fees - Class E	162
Transfer agent fees - Class I	799
Transfer agent fees - Class S	3,673
Transfer agent fees - Class Y	66
Professional fees	186
Registration fees	221
Shareholder servicing fees - Class C	114
Shareholder servicing fees - Class E	216
Trustees’ fees	93
Printing fees	122
Miscellaneous	105

Expenses before reductions	40,637
Expense reductions	(43)

Net expenses	40,594

Net investment income (loss)	94,931

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	68,609
Futures contracts	57,963
Foreign currency-related transactions	(7,992)

Net realized gain (loss)	118,580

Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	34,973
Futures contracts	(33,339)
Foreign currency-related transactions	(328)

Net change in unrealized appreciation (depreciation)	1,306

Net realized and unrealized gain (loss)	119,886

Net Increase (Decrease) in Net Assets from Operations	$214,817

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	175

Russell Investment Company

Russell International Developed Markets Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$94,931	$89,112
Net realized gain (loss)	118,580	60,426
Net change in unrealized appreciation (depreciation)	1,306	(455,663)

Net increase (decrease) in net assets from operations	214,817	(306,125)

Distributions
From net investment income
Class A	(314)	(296)
Class C	(247)	(273)
Class E	(1,317)	(1,278)
Class I	(14,191)	(14,028)
Class S	(32,573)	(25,401)
Class Y	(32,365)	(31,961)

Net decrease in net assets from distributions	(81,007)	(73,237)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(570,834)	215,162
Fund Reimbursements	—	111

Total Net Increase (Decrease) in Net Assets	(437,024)	(164,089)

Net Assets
Beginning of period	4,615,023	4,779,112

End of period	$4,177,999	$4,615,023

Undistributed (overdistributed) net investment income included in net assets	$80,098	$73,186

See accompanying notes which are an integral part of the financial statements.

176	Russell International Developed Markets Fund

Russell Investment Company

Russell International Developed Markets Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	134	$3,748	217	$6,841
Proceeds from reinvestment of distributions	11	300	9	282
Payments for shares redeemed	(174)	(4,922)	(186)	(5,726)

Net increase (decrease)	(29)	(874)	40	1,397

Class C
Proceeds from shares sold	114	3,186	152	4,728
Proceeds from reinvestment of distributions	9	236	8	251
Payments for shares redeemed	(581)	(16,375)	(569)	(17,837)

Net increase (decrease)	(458)	(12,953)	(409)	(12,858)

Class E
Proceeds from shares sold	634	17,797	867	26,153
Proceeds from reinvestment of distributions	47	1,250	38	1,193
Payments for shares redeemed	(792)	(22,595)	(874)	(26,740)

Net increase (decrease)	(111)	(3,548)	31	606

Class I
Proceeds from shares sold	4,322	121,019	6,019	187,019
Proceeds from reinvestment of distributions	496	13,233	406	12,630
Payments for shares redeemed	(10,751)	(306,441)	(7,454)	(233,967)

Net increase (decrease)	(5,933)	(172,189)	(1,029)	(34,318)

Class S
Proceeds from shares sold	20,935	591,228	22,121	689,136
Proceeds from reinvestment of distributions	1,186	31,612	783	24,296
Payments for shares redeemed	(18,654)	(528,826)	(10,966)	(338,451)

Net increase (decrease)	3,467	94,014	11,938	374,981

Class Y
Proceeds from shares sold	4,919	140,178	5,363	165,132
Proceeds from reinvestment of distributions	1,215	32,365	1,013	31,487
Payments for shares redeemed	(23,096)	(647,827)	(9,542)	(311,265)

Net increase (decrease)	(16,962)	(475,284)	(3,166)	(114,646)

Total increase (decrease)	(20,026)	$(570,834)	7,405	$215,162

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	177

Russell Investment Company

Russell International Developed Markets Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Class A
October 31, 2012	28.67	.52	.89	1.41	(.40)	—	—
October 31, 2011	31.14	.47	(2.55)	(2.08)	(.39)	—	—
October 31, 2010	29.09	.34	2.67	3.01	(.96)	—	—
October 31, 2009	23.75	.40	4.94	5.34	—	—	—
October 31, 2008(1)	34.84	.07	(11.16)	(11.09)	—	—	—
Class C
October 31, 2012	28.46	.30	.90	1.20	(.14)	—	—
October 31, 2011	30.85	.22	(2.49)	(2.27)	(.13)	—	—
October 31, 2010	28.83	.12	2.65	2.77	(.75)	—	—
October 31, 2009	23.73	.23	4.87	5.10	—	—	—
October 31, 2008(1)	34.84	.03	(11.14)	(11.11)	—	—	—
Class E
October 31, 2012	28.72	.53	.90	1.43	(.43)	—	—
October 31, 2011	31.19	.49	(2.55)	(2.06)	(.41)	—	—
October 31, 2010	29.12	.37	2.68	3.05	(.98)	—	—
October 31, 2009	23.76	.46	4.90	5.36	—	—	—
October 31, 2008	56.97	.76	(23.85)	(23.09)	(1.29)	(8.01)	(.82)
Class I
October 31, 2012	28.78	.61	.89	1.50	(.51)	—	—
October 31, 2011	31.23	.57	(2.54)	(1.97)	(.48)	—	—
October 31, 2010	29.16	.44	2.69	3.13	(1.06)	—	—
October 31, 2009	23.74	.51	4.91	5.42	—	—	—
October 31, 2008	57.01	.92	(23.89)	(22.97)	(1.41)	(8.01)	(.88)
Class S
October 31, 2012	28.75	.59	.89	1.48	(.49)	—	—
October 31, 2011	31.19	.55	(2.53)	(1.98)	(.46)	—	—
October 31, 2010	29.13	.42	2.66	3.08	(1.02)	—	—
October 31, 2009	23.74	.48	4.91	5.39	—	—	—
October 31, 2008(1)	34.79	.11	(11.16)	(11.05)	—	—	—
Class Y
October 31, 2012	28.77	.65	.88	1.53	(.54)	—	—
October 31, 2011	31.26	.60	(2.58)	(1.98)	(.51)	—	—
October 31, 2010	29.18	.47	2.68	3.15	(1.07)	—	—
October 31, 2009	23.74	.52	4.92	5.44	—	—	—
October 31, 2008	57.03	.64	(23.60)	(22.96)	(1.42)	(8.01)	(.90)

See accompanying notes which are an integral part of the financial statements.

178	Russell International Developed Markets Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.40)	29.68	5.04	22,905	1.24	1.24	1.83	65
(.39)	28.67	(6.76)	22,963	1.24	1.24	1.51	74
(.96)	31.14	10.61	23,702	1.24	1.24	1.18	91
—	29.09	22.44	20,212	1.25	1.25	1.63	115
—	23.75	(31.83)	14,638	1.32	1.31	1.27	100

(.14)	29.52	4.26	40,958	1.99	1.99	1.07	65
(.13)	28.46	(7.34)	52,552	1.99	1.99	.72	74
(.75)	30.85	9.80	69,576	1.99	1.99	.43	91
—	28.83	21.50	77,072	2.00	2.00	.94	115
—	23.73	(31.92)	78,972	2.06	2.05	.53	100

(.43)	29.72	5.11	89,772	1.24	1.19	1.87	65
(.41)	28.72	(6.66)	89,952	1.24	1.16	1.58	74
(.98)	31.19	10.75	96,680	1.24	1.13	1.29	91
—	29.12	22.57	88,476	1.25	1.12	1.88	115
(10.12)	23.76	(48.26)	83,902	1.22	1.17	2.04	100

(.51)	29.77	5.40	672,661	.91	.91	2.16	65
(.48)	28.78	(6.39)	820,995	.91	.91	1.81	74
(1.06)	31.23	11.01	923,019	.91	.89	1.53	91
—	29.16	22.84	905,418	.92	.87	2.08	115
(10.30)	23.74	(48.14)	882,731	.95	.92	2.33	100

(.49)	29.74	5.33	2,074,313	.99	.99	2.10	65
(.46)	28.75	(6.43)	1,905,604	.99	.99	1.77	74
(1.02)	31.19	10.90	1,694,995	.99	.99	1.45	91
—	29.13	22.67	1,348,135	1.00	1.00	1.94	115
—	23.74	(31.79)	1,052,420	1.08	1.06	2.00	100

(.54)	29.76	5.52	1,277,390	.80	.80	2.30	65
(.51)	28.77	(6.46)	1,722,957	.81	.81	1.92	74
(1.07)	31.26	11.12	1,971,140	.81	.81	1.64	91
—	29.18	22.87	1,789,118	.82	.82	2.15	115
(10.33)	23.74	(48.08)	1,626,309	.90	.88	1.89	100

See accompanying notes which are an integral part of the financial statements.

Russell International Developed Markets Fund	179

Russell Investment Company

Russell Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Russell Global Equity Fund - Class A
	Total Return
1 Year	(0.73)%
5 Years	(4.99	)%§
Inception*	(2.23	)%§

Russell Global Equity Fund - Class C
	Total Return
1 Year	4.46%
5 Years	(4.62	)%§
Inception*	(1.98	)%§

Russell Global Equity Fund - Class E
	Total Return
1 Year	5.25%
5 Years	(3.91	)%§
Inception*	(1.24	)%§

Russell Global Equity Fund - Class S
	Total Return
1 Year	5.49%
5 Years	(3.65	)%§
Inception*	(0.98	)%§

Russell Global Equity Fund - Class Y ‡
	Total Return
1 Year	5.79%
5 Years	(3.51	)%§
Inception *	(0.85	)%§

Russell Developed Large Cap® Index Net **
	Total Return
1 Year	9.58%
5 Years	(2.66	)%§
Inception*	0.01	%§

MSCI World Index Net (USD) ***
	Total Return
1 Year	9.45%
5 Years	(2.87	)%§
Inception*	(0.19	)%§

180	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Russell Global Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of October 31, 2012, the Fund had six money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Russell Global Equity Fund’s Class A, Class C, Class E, Class S and Class Y Shares gained 5.32%, 4.46%, 5.25%, 5.49%, and 5.79% respectively. This is compared to the Fund’s benchmark, the Russell Developed Large Cap Net Index, which gained 9.58% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Global Large-Cap Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 10.89%.This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary affect the Fund’s performance?

Global equity markets continued to experience volatile swings over the fiscal year ended October 31, 2012. A key detractor to Fund performance was its exposure to stocks in emerging markets. Emerging markets lagged developed markets in general, but poor stock selection within emerging markets also contributed to underperformance. Though sector leadership vacillated during the period, the Fund’s moderate balance of cyclical and defensive sector exposures allowed it to navigate the period relatively well, resulting in a neutral allocation impact on Fund results. However, stock selection within cyclical sectors such as energy and consumer discretionary was very weak, and explains roughly half of the benchmark-relative shortfall in the period.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

From a regional perspective, two major allocation choices negatively impacted Fund performance during the fiscal year, and collectively explain roughly half of the Fund’s underperformance. First, the Fund’s ~7% weighting to emerging market stocks proved detractive as emerging markets underperformed developed markets by 7% (as measured by the RGI Emerging Markets Index compared to the RGI Developed

Large Cap Index) on fears of rapidly slowing economic growth. In addition, the U.S. equity market was one of the standout performers over the period, as investors preferred the U.S. given relatively better gross domestic product (“GDP”) growth as well as its safe haven status. The Fund’s benchmark relative underweight to the outperforming U.S. market acted as a headwind to relative returns In addition, poor stock selection within both the U.S. and emerging markets exacerbated the performance shortfall. Within emerging markets, the Fund’s managers preferred Brazilian consumer stocks and financials, as well as Chinese technology firms, all of which depreciated due to slowing economic growth. U.S. stocks that had the greatest negative impact were from the technology and consumer discretionary sectors, areas that are dependent on continuing economic growth. Regional allocation shifts were defined by a 4.4% increase in the relative overweight to Europe over the last twelve months, as the Fund’s money managers continued to find a multitude of attractively priced stocks in the region given the selloff in mid-2012. Managers sourced this weight primarily from the emerging markets, where they sold 3.6% of their allocation.

Across regions, the Fund had weak stock selection across a majority of industries especially within energy, consumer discretionary, and financials. Energy holdings tended to be concentrated among natural gas producers and coal miners rather than large integrated oil producers. Falling commodity prices had a negative impact on these positions and the void among integrated oil producers was a headwind, as these issuers performed much better over the period given their low leverage and high cash flow characteristics. Within consumer discretionary, positions in electronic retailers and education services were affected by specific negative earnings outlook and news flow. Holdings within the financials sector were detractive, as positions in a variety of European banks came under pressure on concerns regarding structurally declining profitability and sovereign debt exposure.

Generally, the Fund maintained a pro-cyclical stance through the period. The largest sector overweights, as compared to the Fund’s benchmark, exist in technology (+5.5%) and consumer discretionary (+3.8%). The largest sector underweight in the Fund remains in the financials sector (-4.9%) as the majority of the Fund’s money managers remain cautious about future profitability of the banking industry coupled with unresolved risk on balance sheets.

Only one of the Fund’s six managers generated positive excess return during the period. The success of strategies oriented towards defensive growth fell short of compensating for the negative contribution generated by the aggressive growth and value oriented strategies employed elsewhere in the Fund.

GLG Inc. (“GLG”) modestly underperformed the Fund’s benchmark during the period as strong stock selection in the U.S. was insufficient to overcome the headwind from its allocation to emerging markets. Technology holdings,

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Russell Investment Company

Russell Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

particularly among mobile device makers, were additive to performance. However, these gains were offset by underperforming positions in the education and media industries. GLG’s bias toward stocks with higher price momentum characteristics was also a headwind during the period.

Harris Associates LP (“Harris”), the Fund’s large cap value manager, underperformed the Fund’s benchmark for the period mainly due to adverse regional positioning. An underweight to the U.S. and an overweight to Japan explained a majority of the shortfall. In addition, Harris had negative stock selection within the technology sector as holdings in a number of large semi-conductor makers and office electronics fell short of expectations given rising competition and flagging demand.

MFS Institutional Advisors, Inc. (“MFS”) was the best performer in the Fund and outperformed the Fund’s benchmark for the period. This defensive growth manager benefited from its philosophy of seeking growth companies, which traded at a discount as the market was still skeptical of high growth stocks. Regionally, the avoidance of Japan was beneficial, as was stock selection in Europe and the U.S. Similarly, sector bets were additive, especially an overweight to consumer staples and underweight to energy. Stock selection within consumer staples and technology sectors was also a key driver of positive excess returns.

Sanders Capital, LLC (“Sanders”) notably underperformed the Fund’s benchmark for the period due to weak stock selection across a breadth of sectors. An overweight to emerging market stocks was detractive to performance, but the majority of the shortfall was related to underperforming holdings in consumer staples, energy, and technology, where Sanders held a number of companies that announced near-term earnings disappointments.

T. Rowe Price Associates, Inc. (“T. Rowe”) was the Fund’s second worst performer for the period. The largest negative contributors were the sizable allocation to emerging markets stocks, including lackluster holdings in Chinese technology companies, and poor stock selection within the U.S. Consumer discretionary and energy stocks were the key sectors that hurt performance. T. Rowe preferred Brazilian homebuilders and U.S. internet retailers and coal producers, all industries that were affected by falling profitability and demand profiles.

Tradewinds Global Investors, LLC (“Tradewinds”) was terminated from the Fund in April and was the worst performing manager for the portion of the fiscal year in which it was a money manager for the Fund. After Tradewinds’ termination, RIMCo began to manage the transition out of Tradewind’s portfolio and this transition was ongoing as of period end. Tradewind’s portfolio explains nearly half of the underperformance of the Fund during the fiscal year and was impacted by acute headwinds to its positions in gold, Japan, and emerging markets stocks. This was exacerbated by the resignation of its key portfolio manager, which triggered a sizable set of redemptions by Tradewinds’ clients and, consequentially, downward price pressure on a number of small, less liquid holdings in its portfolio.

Polaris was added to the Fund in May 2012 and outperformed the Fund’s benchmark for the portion of the fiscal year in which it was a money manager for the Fund. Over the partial period, Polaris generated excess return through successful stock selection within the Consumer Discretionary and Industrial sectors, as well as a positive allocation effect by being overweight Europe relative to the benchmark.

Describe any changes to the Fund’s structure or the money manager line-up.

Tradewinds Global Investors, LLC was terminated in April 2012, and Polaris Capital Management, LLC was added to the Fund in May 2012.

Money Managers as of October 31, 2012	Styles
GLG Inc.	Market Oriented
Harris Associates LP	Value
MFS Institutional Advisors, Inc.	Growth
Sanders Capital, LLC	Value
T. Rowe Price Associates, Inc.	Growth
Polaris Capital Management, LLC	Value

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

182	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

*	The Fund first issued Class A, C, E and S Shares on February 28, 2007.

**

Effective January 1, 2011, RIMCo changed the Fund’s primary benchmark from the the Morgan Stanley Capital International (MSCI) World Net Dividend® Index (USD) to the Russell Developed Large Cap® Index Net. RIMCo believes the Russell Developed Large Cap® Index Net is an appropriate benchmark which more broadly represents the investable universe of stocks. The Russell Developed Large Cap® Index Net is an index which offers investors access to the large-cap segment of the developed equity universe. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment of this market and is completely reconstituted annually to accurately reflect the changes in the market over time.

***

MSCI World Net Dividend® Index (USD) is a market capitalization index, with net dividends reinvested, that is designed to measure global developed market equity performance. The Index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

‡	The Fund first issued Class Y Shares on September 29, 2008. The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Global Equity Fund	183

Russell Investment Company

Russell Global Equity Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$995.45	$1,017.70
Expenses Paid During Period*	$7.42	$7.51

*	Expenses are equal to the Fund’s annualized expense ratio of 1.48% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$990.85	$1,013.93
Expenses Paid During Period*	$11.16	$11.29

*	Expenses are equal to the Fund’s annualized expense ratio of 2.23% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$995.45	$1,017.70
Expenses Paid During Period*	$7.42	$7.51

*	Expenses are equal to the Fund’s annualized expense ratio of 1.48% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

184	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$996.60	$1,018.95
Expenses Paid During Period*	$6.17	$6.24

*	Expenses are equal to the Fund’s annualized expense ratio of 1.23% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$997.73	$1,019.91
Expenses Paid During Period*	$5 .22	$5 .28

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Global Equity Fund	185

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Common Stocks - 92.6%
Australia - 0.5%
Australia & New Zealand Banking Group, Ltd. - ADR	22,089	583
BHP Billiton, Ltd. - ADR	29,078	1,034
Commonwealth Bank of Australia - ADR	13,772	826
CSL, Ltd.	4,367	215
National Australia Bank, Ltd. - ADR	9,248	247
Newcrest Mining, Ltd.	229,600	6,299
Telstra Corp., Ltd.	38,840	167
Wesfarmers, Ltd.	8,844	319
Westfield Group (ö)	14,168	157
Westfield Retail Trust (ö)	874,659	2,815
Westpac Banking Corp.	23,324	618
Woodside Petroleum, Ltd.	5,620	201
Woolworths, Ltd.	11,009	336

		13,817

Belgium - 0.5%
Anheuser-Busch InBev NV	107,296	8,971
Delhaize Group SA	44,487	1,701
Solvay SA	23,396	2,813

		13,485

Bermuda - 0.3%
China Hongxing Sports, Ltd. (Æ)	6,320,000	37
Lazard, Ltd. Class A	101,500	2,990
Stolt-Nielsen, Ltd. Class A	284,300	5,211

		8,238

Brazil - 0.6%
BM&FBovespa SA	508,962	3,258
BR Malls Participacoes SA	82,100	1,079
BrasilAgro - Co. Brasileira de Propriedades Agricolas (Æ)	207,100	943
Centrais Eletricas Brasileiras SA - ADR (Æ)	478,140	3,825
Itau Unibanco Holding SA - ADR	226,600	3,304
Profarma Distribuidora de Produtos Farmaceuticos SA	15,300	110
Raia Drogasil SA (Æ)	236,300	2,600

		15,119

Canada - 2.6%
Bank of Montreal	5,700	337
Bank of Nova Scotia	10,100	548
Bankers Petroleum, Ltd. (Æ)	835,000	2,374
Barrick Gold Corp.	271,500	10,996
BCE, Inc.	3,200	140
Cameco Corp. Class A	567,100	10,973
Canadian Imperial Bank of Commerce	1,800	141
Canadian National Railway Co. (Æ)(Þ)	268,160	23,164
Canadian National Railway Co.	3,900	337
Canadian Pacific Railway, Ltd.	1,500	138
Eastern Platinum, Ltd. (Æ)	5,772,500	954
Eldorado Gold Corp.	285,300	4,216
Enbridge, Inc.	6,500	259

	Principal Amount ($) or Shares	Fair Value $
Gabriel Resources, Ltd. (Æ)	529,000	1,282
Kinross Gold Corp.	130,000	1,299
Methanex Corp.	89,700	2,689
Niko Resources, Ltd.	43,900	559
NovaCopper, Inc. (Æ)	38,399	85
Novagold Resources, Inc. (Æ)	230,400	1,129
Potash Corp. of Saskatchewan, Inc.	156,800	6,330
Rogers Communications, Inc. Class B	3,700	162
Royal Bank of Canada - GDR	12,700	724
Toronto-Dominion Bank (The)	8,000	651
TransCanada Corp.	6,300	284

		69,771

Cayman Islands - 0.6%
Baidu, Inc. - ADR (Æ)	43,900	4,680
Melco Crown Entertainment, Ltd. - ADR (Æ)(Ñ)	370,492	5,376
Sina Corp. (Æ)	37,100	2,027
United Laboratories International Holdings, Ltd. (The) (Æ)	934,000	499
Youku Tudou, Inc. - ADR (Æ)(Ñ)	131,499	2,604

		15,186

China - 0.4%
China Construction Bank Corp. Class H	8,695,725	6,553
China Petroleum & Chemical Corp. Class H	2,472,000	2,625

		9,178

Denmark - 0.5%
Carlsberg A/S Class B	24,396	2,105
GN Store Nord A/S	343,420	5,382
Novo Nordisk A/S Class B	30,035	4,840

		12,327

Egypt - 0.2%
Oriental Weavers	526,864	2,076
Telecom Egypt Co. - ADR	874,182	1,987

		4,063

Finland - 0.4%
Kone OYJ Class B	42,623	3,052
Nokia OYJ - ADR	729,000	1,946
Wartsila OYJ Class B	77,174	3,122
YIT OYJ	143,045	2,813

		10,933

France - 7.1%
Air Liquide SA Class A	2,715	320
Areva SA (Æ)	76,683	1,344
BNP Paribas SA	467,759	23,530
Christian Dior SA	18,068	2,594
Cie Generale d’Optique Essilor International SA	1,802	162
Credit Agricole SA (Æ)	136,378	1,027
Danone SA	503,798	30,968
Electricite de France SA	540,461	11,436

186	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Etablissements Maurel et Prom	170,924	2,379
France Telecom SA - ADR	20,272	226
Iliad SA	22,045	3,396
Imerys SA	53,289	2,994
Legrand SA - ADR	571,707	22,023
L’Oreal SA	1,983	253
LVMH Moet Hennessy Louis Vuitton SA - ADR	173,148	28,143
Pernod-Ricard SA	60,541	6,515
PPR SA	75,300	13,240
Publicis Groupe SA - ADR	198,700	10,705
Renault SA	60,800	2,720
Safran SA	67,507	2,686
Sanofi - ADR	79,473	6,986
Schneider Electric SA	3,476	217
Thales SA	215,300	7,572
Total SA	127,520	6,416
Vivendi SA - ADR	10,448	214

		188,066

Germany - 4.3%
Adidas AG	48,596	4,140
Allianz SE	158,250	19,621
BASF SE	33,652	2,789
Bayer AG	5,662	493
Brenntag AG	37,559	4,734
Daimler AG	301,400	14,074
Deutsche Telekom AG	231,961	2,648
Fresenius Medical Care AG & Co. KGaA	1,808	127
Fresenius SE & Co. KGaA	37,644	4,294
Hannover Rueckversicherung AG	43,179	3,037
Infineon Technologies AG - ADR	337,769	2,298
Linde AG	185,913	31,266
Muenchener Rueckversicherungs AG	18,769	3,017
Rhoen Klinikum AG	136,798	2,668
SAP AG - ADR	111,626	8,131
Symrise AG	79,220	2,848
Volkswagen AG	18,658	3,637
Wincor Nixdorf AG	69,163	3,076

		112,898

Greece - 0.0%
OPAP SA	186,000	1,188

Hong Kong - 0.6%
AIA Group, Ltd.	2,253,864	8,928
Cathay Pacific Airways, Ltd.	2,274,700	4,121
CLP Holdings, Ltd.	15,500	132
Guangdong Investment, Ltd.	2,278,000	1,864

		15,045

India - 0.2%
Container Corp. of India	136,240	2,543
Infosys, Ltd. - ADR	60,000	2,605

		5,148

	Principal Amount ($) or Shares	Fair Value $
Indonesia - 0.0%
Medco Energi Internasional Tbk PT	6,964,500	1,146

Ireland - 1.6%
Accenture PLC Class A	543,710	36,651
CRH PLC	146,400	2,725
Smurfit Kappa Group PLC	322,849	3,557

		42,933

Israel - 0.1%
Teva Pharmaceutical Industries, Ltd. - ADR	64,800	2,619
Teva Pharmaceutical Industries, Ltd.	8,335	339

		2,958

Italy - 1.1%
Enel SpA	1,322,523	4,971
ENI SpA - ADR	17,979	413
ERG SpA	656,575	4,749
Fiat Industrial SpA Class A	1,197,300	12,966
Lottomatica Group SpA	129,716	2,782
Trevi Finanziaria Industriale SpA	426,846	2,877

		28,758

Japan - 4.9%
Ajinomoto Co., Inc.	181,000	2,764
Asahi Group Holdings, Ltd.	109,900	2,504
Astellas Pharma, Inc.	3,600	179
Bridgestone Corp.	5,200	121
Canon, Inc.	387,200	12,504
Chugoku Marine Paints, Ltd.	124,000	612
Daiwa Securities Group, Inc.	5,422,000	21,598
East Japan Railway Co.	2,800	192
FamilyMart Co., Ltd.	97,800	4,741
FANUC Corp.	24,100	3,837
Futaba Corp.	178,400	2,105
Honda Motor Co., Ltd.	133,600	4,000
Japan Steel Works, Ltd. (The)	810,000	4,799
Japan Tobacco, Inc.	5,500	152
Kao Corp.	4,400	124
KDDI Corp.	42,500	3,301
Kurita Water Industries, Ltd.	72,800	1,652
Kyocera Corp.	1,500	132
Makita Corp. (Ñ)	126,800	5,011
MEIJI Holdings Co., Ltd.	56,200	2,573
Mitsubishi UFJ Financial Group, Inc.	516,410	2,335
MS&AD Insurance Group Holdings	174,700	2,961
Nichirei Corp.	496,000	2,734
Nippon Telegraph & Telephone Corp.	3,900	178
NTT DOCOMO, Inc.	122	179
Organo Corp.	138,000	814
Rohm Co., Ltd. (Ñ)	329,100	10,616
Sanshin Electronics Co., Ltd.	215,900	1,623
Seven & I Holdings Co., Ltd.	52,660	1,624
Shin-Etsu Chemical Co., Ltd.	3,100	175
Showa Denko KK	1,554,000	2,375
Softbank Corp.	209,900	6,644

Russell Global Equity Fund	187

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Sumitomo Mitsui Trust Holdings, Inc.	1,381,999	4,189
Takeda Pharmaceutical Co., Ltd.	6,200	288
Toppan Printing Co., Ltd.	511,000	2,951
Toyo Suisan Kaisha, Ltd.	93,001	2,317
Toyota Motor Corp.	319,600	12,271
TV Asahi Corp.	163,500	2,108
Yamada Denki Co., Ltd. (Ñ)	37,870	1,641

		130,924

Jersey - 0.6%
Delphi Automotive PLC (Æ)	291,400	9,162
Polyus Gold International, Ltd. (Æ)	2,326,963	7,745

		16,907

Lebanon - 0.0%
Solidere - GDR	770	10

Luxembourg - 0.0%
L’Occitane International SA	211,500	659

Mexico - 0.3%
Grupo Financiero Banorte SAB de CV Class O	311,800	1,733
Grupo Televisa SAB - ADR	189,700	4,287
Wal-Mart de Mexico SAB de CV	996,300	2,942

		8,962

Netherlands - 2.6%
Akzo Nobel NV	444,757	24,194
ASML Holding NV Class G	54,886	3,020
European Aeronautic Defence and Space Co. NV	155,025	5,508
Heineken NV	459,721	28,342
ING Groep NV (Æ)	634,871	5,609
Unilever NV	13,644	501
X5 Retail Group NV - GDR (Æ)	6,076	115
Ziggo NV	32,897	1,066

		68,355

Norway - 0.1%
DNB ASA	228,298	2,851
Statoil ASA Class N	9,409	233

		3,084

Panama - 0.9%
Carnival Corp.	597,100	22,618

Russia - 0.7%
Federal Hydrogenerating Co. JSC - ADR	2,265,000	5,377
Gazprom OAO - ADR (Æ)	895,626	8,182
Gazprom OAO - ADR	72,248	660
Inter Rao Ues (Æ)	1,740,000,000	1,404
Rosneft OAO - GDR	397,878	2,944

		18,567

	Principal Amount ($) or Shares	Fair Value $
Singapore - 0.4%
Global Logistic Properties, Ltd.	2,810,755	5,922
Oversea-Chinese Banking Corp., Ltd.	20,000	149
SembCorp Industries, Ltd.	103,389	3,270
Singapore Telecommunications, Ltd.	65,000	171
United Overseas Bank, Ltd.	10,000	150

		9,662

South Africa - 0.5%
AngloGold Ashanti, Ltd. - ADR	119,100	4,047
Impala Platinum Holdings, Ltd.	273,700	4,924
Sasol, Ltd. - ADR	61,693	2,633
Shoprite Holdings, Ltd. - ADR	40,939	842
Village Main Reef, Ltd.	3,604,436	507

		12,953

South Korea - 1.0%
BS Financial Group, Inc.	127,600	1,445
Hyundai Heavy Industries Co., Ltd.	18,327	3,848
Hyundai Motor Co.	15,776	3,247
Samsung Electronics Co., Ltd.	12,739	15,302
Samsung Electronics Co., Ltd. - GDR	3,409	2,056
Shinhan Financial Group Co., Ltd.	9,200	316

		26,214

Spain - 0.5%
Banco Santander SA - ADR	859,257	6,448
Inditex SA	1,922	245
Red Electrica Corp. SA	74,513	3,494
Repsol SA - ADR	92,977	1,858
Telefonica SA - ADR	30,833	406

		12,451

Sweden - 0.3%
Hennes & Mauritz AB Class B	8,383	284
Investor AB Class B	131,342	2,897
Svenska Handelsbanken AB Class A	78,129	2,676
Swedish Match AB	86,636	2,952
TeliaSonera AB	19,331	127

		8,936

Switzerland - 6.7%
ABB, Ltd. (Æ)	20,275	365
ACE, Ltd.	3,000	236
Adecco SA (Æ)	229,300	11,090
Cie Financiere Richemont SA	489,767	31,764
Credit Suisse Group AG (Æ)	1,168,172	27,081
Givaudan SA (Æ)	8,200	8,206
Holcim, Ltd. (Æ)	129,600	8,844
Julius Baer Group, Ltd. (Æ)	391,832	13,590
Kuehne & Nagel International AG	101,800	11,882
Nestle SA	614,571	39,000
Noble Corp. (Æ)	153,300	5,786
Novartis AG	253,229	15,240
Roche Holding AG	6,155	1,184
Sonova Holding AG (Æ)	36,596	3,680

188	Russell Global Equity Fund

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Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Syngenta AG	799	312
Zurich Insurance Group AG (Æ)	891	220

		178,480

Taiwan - 0.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,142,000	3,467

Thailand - 0.1%
Thai Oil PCL	1,234,000	2,687

Turkey - 0.1%
Turkiye Halk Bankasi AS	235,890	2,079

United Kingdom - 8.4%
Aberdeen Asset Management PLC	436,449	2,286
Antofagasta PLC	169,442	3,437
ARM Holdings PLC	1,194,857	12,823
AstraZeneca PLC - ADR (Æ)	11,114	516
Aviva PLC	564,433	3,019
Barclays PLC	3,050,223	11,198
Barratt Developments PLC (Æ)	1,103,761	3,377
BBA Aviation PLC	292,719	954
Bellway PLC	187,787	3,064
BG Group PLC	270,390	5,007
BHP Billiton PLC - ADR	42,800	2,738
BP PLC	1,822,218	13,036
British American Tobacco PLC	17,618	873
Centrica PLC	42,528	222
Compass Group PLC	16,503	181
Diageo PLC	984,757	28,144
Ensco PLC Class A	47,200	2,729
Experian PLC	414,892	7,164
GlaxoSmithKline PLC - ADR	220,872	4,942
HSBC Holdings PLC	32,568	320
Imperial Tobacco Group PLC	229,219	8,656
Marks & Spencer Group PLC	679,969	4,321
National Grid PLC	31,349	357
Pearson PLC	7,190	145
Persimmon PLC Class A	238,234	3,056
Reckitt Benckiser Group PLC	532,095	32,200
Rexam PLC	388,600	2,801
Rio Tinto PLC (Æ)	52,065	2,608
Rolls-Royce Holdings PLC (Æ)	649,744	8,960
Royal Dutch Shell PLC Class B	144,652	5,113
Royal Dutch Shell PLC Class A	32,744	1,123
RusPetro PLC (Å)(Æ)	524,104	871
SABMiller PLC - ADR	8,304	356
Scottish & Southern Energy PLC	8,364	195
Shire PLC - ADR (Æ)	105,336	2,963
Standard Chartered PLC	312,476	7,380
Tate & Lyle PLC	522,765	6,125
Taylor Wimpey PLC	3,255,400	3,210
Tesco PLC	70,603	364
Tullow Oil PLC	251,567	5,700
Unilever PLC	11,298	421
Vodafone Group PLC - ADR (Æ)	3,484,063	9,460

	Principal Amount ($) or Shares	Fair Value $
Weir Group PLC (The)	46,239	1,300
WPP PLC	647,989	8,360

		222,075

United States - 42.7%
3M Co.	196,890	17,248
Abbott Laboratories	13,900	911
ADT Corp. (The) (Æ)	141,081	5,856
Aetna, Inc.	84,600	3,697
Air Products & Chemicals, Inc.	1,800	140
Alexion Pharmaceuticals, Inc. (Æ)	23,200	2,097
Allergan, Inc.	2,700	243
ALLETE, Inc.	64,200	2,672
Alliant Techsystems, Inc.	31,715	1,817
Altria Group, Inc.	18,000	572
Amazon.com, Inc. (Æ)	21,600	5,029
American Electric Power Co., Inc.	3,500	156
American Water Works Co., Inc.	116,802	4,291
Amgen, Inc.	6,900	597
Apache Corp.	54,800	4,535
Apple, Inc.	45,883	27,305
Applied Materials, Inc.	1,161,400	12,311
Arch Coal, Inc.	486,500	3,873
Astoria Financial Corp.	268,800	2,696
AT&T, Inc.	40,700	1,408
Autoliv, Inc.	102,000	5,875
Automatic Data Processing, Inc.	4,300	249
Bank of America Corp.	783,100	7,298
Bank of New York Mellon Corp. (The)	814,060	20,115
Baxter International, Inc.	4,900	307
Becton Dickinson and Co.	1,800	136
Bed Bath & Beyond, Inc. (Æ)	68,900	3,974
Berkshire Hathaway, Inc. Class B (Æ)	15,600	1,347
Best Buy Co., Inc.	390,250	5,936
Biogen Idec, Inc. (Æ)	2,100	290
Boeing Co. (The)	232,400	16,370
Bristol-Myers Squibb Co.	15,000	499
Brookline Bancorp, Inc.	305,900	2,594
Brooks Automation, Inc.	324,677	2,344
Capital One Financial Corp.	67,100	4,037
CarMax, Inc. (Æ)	174,400	5,886
Carter’s, Inc. (Æ)	48,100	2,600
Caterpillar, Inc.	95,400	8,091
Celgene Corp. (Æ)	4,000	293
CenturyLink, Inc.	5,500	211
Charter Communications, Inc. Class A (Æ)	44,600	3,452
Chesapeake Energy Corp.	364,850	7,392
Chevron Corp.	17,500	1,929
Chubb Corp. (The)	37,900	2,918
Cimarex Energy Co.	77,400	4,426
Cisco Systems, Inc.	40,300	691
Citigroup, Inc.	342,760	12,816
Coca-Cola Co. (The)	34,100	1,268
Cognizant Technology Solutions Corp. Class A (Æ)	54,400	3,626
Colgate-Palmolive Co.	4,300	451
Comcast Corp. Class A (Æ)	161,100	5,870

Russell Global Equity Fund	189

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

ConocoPhillips	6,400	370
Consolidated Edison, Inc.	2,400	145
Corning, Inc.	565,600	6,646
Costco Wholesale Corp.	3,800	374
Crown Castle International Corp. (Æ)	103,600	6,915
Cummins, Inc.	23,100	2,162
CVS Caremark Corp.	11,400	529
Danaher Corp.	135,000	6,984
DIRECTV (Æ)	5,700	291
DP World, Ltd. (Æ)	288,691	3,424
Duke Energy Corp.	4,900	322
Ecolab, Inc.	2,300	160
Eli Lilly & Co.	9,000	438
EMC Corp. (Æ)	127,235	3,107
Emerson Electric Co.	3,900	189
Exelon Corp.	104,850	3,752
Express Scripts Holding Co. (Æ)	234,398	14,425
Exxon Mobil Corp.	41,300	3,765
Forest Laboratories, Inc. (Æ)	75,500	2,545
Franklin Resources, Inc.	114,200	14,595
Frontier Communications Corp.	565,500	2,669
GateHouse Media, Inc. Class A (Æ)	43,400	2,605
General Dynamics Corp.	179,000	12,186
General Electric Co.	199,300	4,197
General Mills, Inc.	5,800	232
Gilead Sciences, Inc. (Æ)(Ñ)	76,500	5,138
Goldman Sachs Group, Inc. (The)	51,100	6,254
Google, Inc. Class A (Æ)	14,400	9,789
Green Mountain Coffee Roasters, Inc. (Æ)(Ñ)	295,800	7,147
Groupon, Inc. Class A (Æ)(Ñ)	92,600	382
Hewlett-Packard Co.	169,600	2,349
HJ Heinz Co.	49,400	2,841
Home Depot, Inc.	13,600	835
Honeywell International, Inc.	411,750	25,216
Hubbell, Inc. Class B (Æ)	32,500	2,721
Illinois Tool Works, Inc.	166,900	10,236
Independent Bank Corp./Rockland MA	42,900	1,266
Ingram Micro, Inc. Class A (Æ)	147,200	2,237
Intel Corp.	1,615,600	34,937
International Bancshares Corp.	144,818	2,628
International Business Machines Corp.	58,700	11,419
Intuit, Inc.	2,600	154
Intuitive Surgical, Inc. (Æ)	300	163
IPG Photonics Corp. (Æ)(Ñ)	35,800	1,900
JM Smucker Co. (The)	31,000	2,655
Johnson & Johnson	88,800	6,289
JPMorgan Chase & Co.	555,700	23,162
Juniper Networks, Inc. (Æ)	721,500	11,955
Kimberly-Clark Corp.	3,500	292
KLA-Tencor Corp.	105,700	4,917
Kraft Foods Group, Inc. (Æ)	4,933	224
LinkedIn Corp. Class A (Æ)	54,000	5,774
Lockheed Martin Corp.	2,300	215
Lorillard, Inc.	1,200	139
Marathon Oil Corp.	94,000	2,826
Marathon Petroleum Corp.	53,700	2,950
Market Vectors Gold Miners ETF	48,800	2,579

	Principal Amount ($) or Shares	Fair Value $
Marsh & McLennan Cos., Inc.	4,400	150
Mastercard, Inc. Class A	36,900	17,008
McDonald’s Corp.	9,000	781
McKesson Corp.	33,178	3,096
Mead Johnson Nutrition Co. Class A	103,767	6,398
Medivation, Inc. (Æ)	29,800	1,523
Medtronic, Inc.	607,180	25,247
MercadoLibre, Inc. (Ñ)	30,500	2,561
Merck & Co., Inc.	239,200	10,915
MetLife, Inc.	211,100	7,492
Microsoft Corp.	742,200	21,179
Mondelez International, Inc. Class A	14,800	393
National Oilwell Varco, Inc.	127,100	9,367
Newmont Mining Corp.	309,000	16,856
News Corp. Class A (Ñ)	500,392	11,969
NextEra Energy, Inc.	41,900	2,936
Nike, Inc. Class B	55,100	5,035
Northrop Grumman Corp.	2,000	137
Occidental Petroleum Corp.	53,500	4,224
Omnicom Group, Inc. (Ñ)	435,820	20,880
Onyx Pharmaceuticals, Inc. (Æ)	31,400	2,461
Oracle Corp.	773,380	24,013
PepsiCo, Inc.	14,000	969
Pfizer, Inc.	288,400	7,173
PG&E Corp.	3,800	162
Pharmacyclics, Inc. (Æ)	25,200	1,539
Philip Morris International, Inc.	14,100	1,249
Pioneer Natural Resources Co. (Ñ)	24,400	2,578
PPL Corp.	4,200	124
Praxair, Inc.	277,240	29,446
Precision Castparts Corp.	32,300	5,590
Procter & Gamble Co. (The)	24,200	1,676
Prudential Financial, Inc.	70,900	4,045
Public Service Enterprise Group, Inc.	4,500	144
Public Storage (ö)	1,100	152
QUALCOMM, Inc.	166,800	9,770
Quest Diagnostics, Inc.	43,300	2,499
Questcor Pharmaceuticals, Inc.	82,700	2,107
Range Resources Corp.	48,100	3,144
Raytheon Co.	2,900	164
Red Hat, Inc. (Æ)	66,200	3,255
Reynolds American, Inc.	2,900	121
Ross Stores, Inc.	2,000	122
SanDisk Corp. (Æ)	192,100	8,022
Sempra Energy	2,100	146
Southern Co.	6,500	304
Southwest Airlines Co.	371,039	3,273
Southwestern Energy Co. (Æ)	105,200	3,650
SPDR S&P Homebuilders ETF (Ñ)	143,100	3,721
Spectra Energy Corp.	5,800	167
St. Jude Medical, Inc.	147,100	5,628
Starbucks Corp.	6,600	303
Starwood Hotels & Resorts Worldwide, Inc. (ö)	241,200	12,506
Stryker Corp.	2,800	147
SunTrust Banks, Inc.	190,600	5,184
Sysco Corp.	5,200	162

190	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Target Corp.	5,900	376
Texas Instruments, Inc.	6,200	174
Thermo Fisher Scientific, Inc.	535,400	32,692
Tiffany & Co.	142,500	9,009
TJX Cos., Inc.	183,483	7,638
Travelers Cos., Inc. (The)	3,500	248
Union Pacific Corp.	4,000	492
United Continental Holdings, Inc. (Æ)	190,300	3,656
United Parcel Service, Inc. Class B	411,990	30,178
United Technologies Corp.	269,300	21,048
UnitedHealth Group, Inc.	219,800	12,309
US Bancorp	105,700	3,510
Valero Energy Corp.	174,100	5,066
Vanguard FTSE All-World ex-US ETF	3,600	156
Verizon Communications, Inc.	75,600	3,375
Visa, Inc. Class A	383,035	53,150
VMware, Inc. Class A (Æ)	34,800	2,950
Walgreen Co.	7,600	268
Wal-Mart Stores, Inc.	14,900	1,118
Walt Disney Co. (The)	725,079	35,580
Waste Management, Inc.	4,200	138
Waters Corp. (Æ)	244,490	20,002
Watson Pharmaceuticals, Inc. Class B (Æ)	78,365	6,735
Webster Financial Corp.	124,400	2,737
WellPoint, Inc.	163,700	10,032
Wells Fargo & Co.	736,533	24,814
Western Digital Corp.	79,200	2,711
Western Union Co. (The)	150,300	1,909
Workday, Inc. Class A (Æ)	1,700	82
X5 Retail Group NV - GDR (Æ)	122,780	2,327
Xerox Corp.	354,800	2,285
Xilinx, Inc.	153,800	5,038
Yum! Brands, Inc.	4,000	280

		1,131,307

Virgin Islands, British - 0.1%
Mail.ru Group, Ltd. - GDR	99,089	3,305

Total Common Stocks (cost $2,297,504)		2,453,959

Preferred Stocks - 0.3%
Brazil - 0.1%
Investimentos Itau SA	761,022	3,335

Germany - 0.2%
Porsche Automobil Holding SE	54,601	3,625

United Kingdom - 0.0%
Rolls-Royce Holdings PLC (Æ)	49,380,544	79

Total Preferred Stocks (cost $8,629)		7,039

	Principal Amount ($) or Shares		Fair Value $
Warrants & Rights - 0.0%
Spain - 0.0%
Banco Santander SA 2013 Rights	859,257		169

Total Warrants & Rights (cost $168)			169

Short-Term Investments - 6.4%
United States - 6.4%
Credit Suisse Group Capital V 4.000% due 03/29/13 (Þ)	3,087		4,412
Russell U.S. Cash Management Fund	166,021,968	(¥)	166,022

Total Short-Term Investments (cost $169,181)			170,434

Other Securities - 0.8%
Russell U.S. Cash Collateral Fund (×)	20,776,660	(¥)	20,777

Total Other Securities (cost $20,777)			20,777

Total Investments - 100.1% (identified cost $2,496,259)			2,652,378

Other Assets and Liabilities, Net - (0.1%)			(1,700)

Net Assets - 100.0%			2,650,678

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund	191

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share and cost per unit amounts)

Restricted Securities

% of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Fair Value (000) $

0.0%
RusPetro PLC	01/19/12	524,104	2.07	1,087	871

					871

For a description of restricted securities see note 9 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

192	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts		Notional Amount	Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
ASX SPI 200 Index Futures (Australia)	56	AUD	6,306	12/12	148
CAC 40 Index Futures (France)	268	EUR	9,179	11/12	(84)
DAX Index Futures (Germany)	48	EUR	8,725	12/12	(58)
EURO STOXX 50 Index Futures (EMU)	230	EUR	5,759	12/12	(48)
FTSE 100 Index Futures (UK)	157	GBP	9,049	12/12	(216)
Hang Seng Index Futures (Hong Kong)	21	HKD	22,758	11/12	7
OMX 30 Index Futures (Sweden)	148	SEK	15,555	11/12	(45)
S&P 500 E-Mini Index Futures (CME)	1,310	USD	92,145	12/12	(1,456)
S&P Midcap 400 E-Mini Index Futures (CME)	85	USD	8,314	12/12	(185)
S&P TSE 60 Index Futures (Canada)	62	CAD	8,804	12/12	(19)
TOPIX Index Futures (Japan)	151	JPY	1,118,910	12/12	202

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(1,754)

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund	193

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Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of Montreal	USD	37,865	EUR	29,000	12/19/12	(259)
Citibank	USD	206	AUD	200	12/19/12	1
Citibank	USD	101	CAD	100	12/19/12	(1)
Citibank	USD	23,389	EUR	17,900	12/19/12	(178)
Citibank	USD	162	GBP	100	12/19/12	—
Citibank	USD	386	JPY	30,000	12/19/12	(10)
Citibank	USD	45	SEK	300	12/19/12	—
Citibank	AUD	250	USD	260	12/19/12	1
Citibank	CAD	500	USD	512	12/19/12	12
Citibank	GBP	100	USD	162	12/19/12	1
Citibank	HKD	500	USD	64	12/19/12	—
Citibank	JPY	50,000	USD	638	12/19/12	12
Citibank	SEK	400	USD	61	12/19/12	1
Commonwealth Bank of Australia	USD	1,176	AUD	1,143	12/19/12	6
Commonwealth Bank of Australia	USD	1,755	CAD	1,719	12/19/12	(36)
Commonwealth Bank of Australia	USD	2,815	GBP	1,757	12/19/12	20
Commonwealth Bank of Australia	USD	505	HKD	3,916	12/19/12	—
Commonwealth Bank of Australia	USD	3,341	JPY	260,600	12/19/12	(75)
Commonwealth Bank of Australia	USD	456	SEK	3,020	12/19/12	(1)
Commonwealth Bank of Australia	EUR	9,725	USD	12,462	12/19/12	(149)
HSBC Bank PLC	USD	1,176	AUD	1,143	12/19/12	6
HSBC Bank PLC	USD	1,755	CAD	1,719	12/19/12	(35)
HSBC Bank PLC	USD	162	GBP	100	12/19/12	(1)
HSBC Bank PLC	USD	2,815	GBP	1,757	12/19/12	20
HSBC Bank PLC	USD	505	HKD	3,916	12/19/12	—
HSBC Bank PLC	USD	3,341	JPY	260,600	12/19/12	(76)
HSBC Bank PLC	USD	456	SEK	3,020	12/19/12	(1)
HSBC Bank PLC	EUR	9,725	USD	12,457	12/19/12	(154)
JPMorgan Chase Bank	USD	309	AUD	300	12/19/12	1
JPMorgan Chase Bank	USD	1,176	AUD	1,143	12/19/12	6
JPMorgan Chase Bank	USD	102	CAD	100	12/19/12	(2)
JPMorgan Chase Bank	USD	1,755	CAD	1,719	12/19/12	(36)
JPMorgan Chase Bank	USD	778	EUR	600	12/19/12	—
JPMorgan Chase Bank	USD	1,168	EUR	900	12/19/12	(1)
JPMorgan Chase Bank	USD	1,282	EUR	1,000	12/19/12	15
JPMorgan Chase Bank	USD	2,815	GBP	1,757	12/19/12	20
JPMorgan Chase Bank	USD	90	HKD	700	12/19/12	—
JPMorgan Chase Bank	USD	505	HKD	3,916	12/19/12	—
JPMorgan Chase Bank	USD	640	JPY	50,000	12/19/12	(13)
JPMorgan Chase Bank	USD	3,341	JPY	260,600	12/19/12	(75)
JPMorgan Chase Bank	USD	456	SEK	3,020	12/19/12	(1)
JPMorgan Chase Bank	EUR	9,725	USD	12,462	12/19/12	(149)
National Australia Bank Limited	USD	37,864	EUR	29,000	12/19/12	(258)
Royal Bank of Canada	USD	1,177	AUD	1,143	12/19/12	5
Royal Bank of Canada	USD	1,756	CAD	1,719	12/19/12	(36)
Royal Bank of Canada	USD	2,815	GBP	1,757	12/19/12	20
Royal Bank of Canada	USD	505	HKD	3,916	12/19/12	—
Royal Bank of Canada	USD	3,341	JPY	260,600	12/19/12	(75)
Royal Bank of Canada	USD	456	SEK	3,020	12/19/12	(1)
Royal Bank of Canada	EUR	9,725	USD	12,461	12/19/12	(150)
Standard Chartered Bank	USD	104	AUD	100	12/19/12	—
Standard Chartered Bank	USD	204	CAD	200	12/19/12	(5)
Standard Chartered Bank	USD	258	EUR	200	12/19/12	1

See accompanying notes which are an integral part of the financial statements.

194	Russell Global Equity Fund

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Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Standard Chartered Bank	USD	322	GBP	200	12/19/12	1
Standard Chartered Bank	USD	321	JPY	25,000	12/19/12	(8)
State Street Bank & Trust Co.	USD	8,980	AUD	8,690	11/15/12	31
State Street Bank & Trust Co.	USD	102	AUD	100	12/19/12	1
State Street Bank & Trust Co.	USD	310	AUD	300	12/19/12	—
State Street Bank & Trust Co.	USD	1,176	AUD	1,143	12/19/12	6
State Street Bank & Trust Co.	USD	18	BRL	36	11/01/12	—
State Street Bank & Trust Co.	USD	12,797	CAD	12,799	11/15/12	14
State Street Bank & Trust Co.	USD	101	CAD	100	12/19/12	(1)
State Street Bank & Trust Co.	USD	101	CAD	100	12/19/12	(1)
State Street Bank & Trust Co.	USD	103	CAD	100	12/19/12	(3)
State Street Bank & Trust Co.	USD	306	CAD	300	12/19/12	(6)
State Street Bank & Trust Co.	USD	1,755	CAD	1,719	12/19/12	(36)
State Street Bank & Trust Co.	USD	53	CHF	50	11/01/12	—
State Street Bank & Trust Co.	USD	3,850	CHF	3,607	11/15/12	25
State Street Bank & Trust Co.	USD	45	EUR	35	11/01/12	—
State Street Bank & Trust Co.	USD	1,304	EUR	1,006	11/15/12	—
State Street Bank & Trust Co.	USD	2,306	EUR	1,800	12/19/12	28
State Street Bank & Trust Co.	USD	2,587	EUR	2,000	12/19/12	6
State Street Bank & Trust Co.	USD	2,624	EUR	2,000	12/19/12	(30)
State Street Bank & Trust Co.	USD	2,626	EUR	2,000	12/19/12	(32)
State Street Bank & Trust Co.	USD	12	GBP	8	11/15/12	—
State Street Bank & Trust Co.	USD	161	GBP	100	12/19/12	—
State Street Bank & Trust Co.	USD	484	GBP	300	12/19/12	—
State Street Bank & Trust Co.	USD	973	GBP	600	12/19/12	(5)
State Street Bank & Trust Co.	USD	2,815	GBP	1,757	12/19/12	20
State Street Bank & Trust Co.	USD	64	HKD	500	12/19/12	—
State Street Bank & Trust Co.	USD	64	HKD	500	12/19/12	—
State Street Bank & Trust Co.	USD	505	HKD	3,916	12/19/12	—
State Street Bank & Trust Co.	USD	837	ILS	3,255	11/15/12	1
State Street Bank & Trust Co.	USD	10,716	JPY	852,975	11/15/12	(30)
State Street Bank & Trust Co.	USD	127	JPY	10,000	12/19/12	(2)
State Street Bank & Trust Co.	USD	386	JPY	30,000	12/19/12	(10)
State Street Bank & Trust Co.	USD	3,341	JPY	260,600	12/19/12	(75)
State Street Bank & Trust Co.	USD	44	KRW	48,460	11/01/12	—
State Street Bank & Trust Co.	USD	294	NOK	1,701	11/15/12	4
State Street Bank & Trust Co.	USD	2,023	SEK	13,528	11/15/12	15
State Street Bank & Trust Co.	USD	76	SEK	500	12/19/12	(1)
State Street Bank & Trust Co.	USD	90	SEK	600	12/19/12	1
State Street Bank & Trust Co.	USD	456	SEK	3,020	12/19/12	(1)
State Street Bank & Trust Co.	AUD	100	USD	102	12/19/12	(2)
State Street Bank & Trust Co.	AUD	100	USD	102	12/19/12	(1)
State Street Bank & Trust Co.	AUD	200	USD	207	12/19/12	1
State Street Bank & Trust Co.	AUD	200	USD	207	12/19/12	—
State Street Bank & Trust Co.	CAD	200	USD	204	12/19/12	4
State Street Bank & Trust Co.	CAD	200	USD	204	12/19/12	4
State Street Bank & Trust Co.	CAD	200	USD	200	12/19/12	—
State Street Bank & Trust Co.	CHF	31,400	USD	33,692	12/19/12	(49)
State Street Bank & Trust Co.	DKK	34,287	USD	5,931	11/15/12	(28)
State Street Bank & Trust Co.	EUR	182	USD	235	11/01/12	(1)
State Street Bank & Trust Co.	EUR	335	USD	432	11/01/12	(2)
State Street Bank & Trust Co.	EUR	754	USD	972	11/15/12	(5)
State Street Bank & Trust Co.	EUR	1,010	USD	1,314	11/15/12	5

See accompanying notes which are an integral part of the financial statements.

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Russell Global Equity Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	EUR	2,032	USD	2,644	11/15/12	11
State Street Bank & Trust Co.	EUR	5,343	USD	6,892	11/15/12	(34)
State Street Bank & Trust Co.	EUR	300	USD	386	12/19/12	(3)
State Street Bank & Trust Co.	EUR	300	USD	387	12/19/12	(2)
State Street Bank & Trust Co.	EUR	300	USD	386	12/19/12	(3)
State Street Bank & Trust Co.	EUR	400	USD	516	12/19/12	(3)
State Street Bank & Trust Co.	EUR	1,200	USD	1,551	12/19/12	(6)
State Street Bank & Trust Co.	EUR	9,725	USD	12,462	12/19/12	(149)
State Street Bank & Trust Co.	GBP	8	USD	12	11/02/12	—
State Street Bank & Trust Co.	GBP	501	USD	808	11/05/12	—
State Street Bank & Trust Co.	GBP	1,225	USD	1,971	11/15/12	(6)
State Street Bank & Trust Co.	GBP	1,642	USD	2,636	11/15/12	(14)
State Street Bank & Trust Co.	GBP	12,398	USD	19,909	11/15/12	(98)
State Street Bank & Trust Co.	GBP	100	USD	161	12/19/12	—
State Street Bank & Trust Co.	GBP	100	USD	161	12/19/12	—
State Street Bank & Trust Co.	GBP	100	USD	160	12/19/12	(2)
State Street Bank & Trust Co.	GBP	200	USD	320	12/19/12	(3)
State Street Bank & Trust Co.	GBP	300	USD	487	12/19/12	3
State Street Bank & Trust Co.	GBP	500	USD	811	12/19/12	4
State Street Bank & Trust Co.	HKD	89,348	USD	11,529	11/15/12	—
State Street Bank & Trust Co.	HKD	900	USD	116	12/19/12	—
State Street Bank & Trust Co.	JPY	8,000	USD	102	12/19/12	2
State Street Bank & Trust Co.	JPY	10,000	USD	127	12/19/12	2
State Street Bank & Trust Co.	JPY	26,000	USD	333	12/19/12	7
State Street Bank & Trust Co.	JPY	40,000	USD	501	12/19/12	(1)
State Street Bank & Trust Co.	JPY	1,445,000	USD	18,148	12/19/12	39
State Street Bank & Trust Co.	SEK	15,346	USD	2,296	11/15/12	(17)
State Street Bank & Trust Co.	SEK	500	USD	75	12/19/12	—
State Street Bank & Trust Co.	SEK	600	USD	89	12/19/12	(1)
State Street Bank & Trust Co.	SGD	3,860	USD	3,160	11/15/12	(4)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(2,070)

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$13,817	$—	$—	$13,817	0.5
Belgium	13,485	—	—	13,485	0.5
Bermuda	8,201	—	37	8,238	0.3
Brazil	15,119	—	—	15,119	0.6
Canada	69,771	—	—	69,771	2.6
Cayman Islands	15,186	—	—	15,186	0.6
China	9,178	—	—	9,178	0.4
Denmark	12,327	—	—	12,327	0.5

See accompanying notes which are an integral part of the financial statements.

196	Russell Global Equity Fund

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Russell Global Equity Fund

Presentation of Portfolio Holdings, continued — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Egypt	$4,063	$—	$—	$4,063	0 .2
Finland	10,933	—	—	10,933	0 .4
France	188,066	—	—	188,066	7 .1
Germany	112,898	—	—	112,898	4 .3
Greece	1,188	—	—	1,188	—	*
Hong Kong	15,045	—	—	15,045	0 .6
India	5,148	—	—	5,148	0 .2
Indonesia	1,146	—	—	1,146	—	*
Ireland	42,933	—	—	42,933	1 .6
Israel	2,958	—	—	2,958	0 .1
Italy	28,758	—	—	28,758	1 .1
Japan	130,924	—	—	130,924	4 .9
Jersey	16,907	—	—	16,907	0 .6
Lebanon	10	—	—	10	—	*
Luxembourg	659	—	—	659	—	*
Mexico	8,962	—	—	8,962	0 .3
Netherlands	68,355	—	—	68,355	2 .6
Norway	3,084	—	—	3,084	0 .1
Panama	22,618	—	—	22,618	0 .9
Russia	18,567	—	—	18,567	0 .7
Singapore	9,662	—	—	9,662	0 .4
South Africa	12,953	—	—	12,953	0 .5
South Korea	26,214	—	—	26,214	1 .0
Spain	12,451	—	—	12,451	0 .5
Sweden	8,936	—	—	8,936	0 .3
Switzerland	178,480	—	—	178,480	6 .7
Taiwan	3,467	—	—	3,467	0 .1
Thailand	2,687	—	—	2,687	0 .1
Turkey	2,079	—	—	2,079	0 .1
United Kingdom	222,075	—	—	222,075	8 .4
United States	1,131,307	—	—	1,131,307	42.7
Virgin Islands, British	3,305	—	—	3,305	0 .1
Preferred Stocks	6,960	—	79	7,039	0 .3
Warrants & Rights	169	—	—	169	—	*
Short-Term Investments	—	170,434	—	170,434	6 .4
Other Securities	—	20,777	—	20,777	0 .8

Total Investments	2,461,051	191,211	116	2,652,378	100.1

Other Assets and Liabilities, Net					(0 .1)

					100.0

Other Financial Instruments
Futures Contracts	(1,754)	—	—	(1,754)	(0 .1)
Foreign Currency Exchange Contracts	(3)	(2,067)	—	(2,070)	(0 .1)

Total Other Financial Instruments**	$(1,757)	$(2,067)	$—	$(3,824)

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ending October 31, 2012 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

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Russell Global Equity Fund

Fair Value of Derivative Instruments — October 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$383
Daily variation margin on futures contracts*	357	—

Total	$357	$383

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$2,111	$—
Unrealized depreciation on foreign currency exchange contracts	—	2,453

Total	$2,111	$2,453

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$22,333	$—
Foreign currency-related transactions**	—	(1,170)

Total	$22,333	$(1,170)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(9,563)	$—
Foreign currency-related transactions***	—	(620)

Total	$(9,563)	$(620)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions
***	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in Notes to the Financial Statements.

See accompanying notes which are an integral part of the financial statements.

198	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$2,496,259
Investments, at fair value**,***	2,652,378
Cash	661
Cash (restricted)(a)	14,300
Foreign currency holdings*	4,567
Unrealized appreciation on foreign currency exchange contracts	383
Receivables:
Dividends and interest	2,784
Dividends from affiliated Russell funds	19
Investments sold	5,345
Fund shares sold	5,158
Foreign taxes recoverable	616
Daily variation margin on futures contracts	198
Prepaid expenses	9

Total assets	2,686,418

Liabilities
Payables:
Investments purchased	2,061
Fund shares redeemed	7,277
Accrued fees to affiliates	2,578
Other accrued expenses	261
Daily variation margin on futures contracts	306
Deferred capital gains tax liability	27
Unrealized depreciation on foreign currency exchange contracts	2,453
Payable upon return of securities loaned	20,777

Total liabilities	35,740

Net Assets	$2,650,678

See accompanying notes which are an integral part of the financial statements.

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Russell Global Equity Fund

Statement of Assets and Liabilities, continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$24,507
Accumulated net realized gain (loss)	(157,637)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	156,092
Futures contracts	(1,754)
Foreign currency-related transactions	(2,105)
Shares of beneficial interest	3,013
Additional paid-in capital	2,628,562

Net Assets	$2,650,678

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$8.76
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$9.29
Class A—Net assets	$9,683,939
Class A—Shares outstanding ($.01 par value)	1,105,891
Net asset value per share: Class C(#)	$8.66
Class C—Net assets	$11,794,241
Class C—Shares outstanding ($.01 par value)	1,361,236
Net asset value per share: Class E(#)	$8.76
Class E—Net assets	$47,176,118
Class E—Shares outstanding ($.01 par value)	5,383,601
Net asset value per share: Class S(#)	$8.79
Class S—Net assets	$1,538,904,203
Class S—Shares outstanding ($.01 par value)	175,020,361
Net asset value per share: Class Y(#)	$8.81
Class Y—Net assets	$1,043,119,951
Class Y—Shares outstanding ($.01 par value)	118,411,570
Amounts in thousands

* Foreign currency holdings - cost	$4,566
** Securities on loan included in investments	$60,151
*** Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$186,799
(a) Cash Collateral for Futures	$14,300

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

200	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Dividends	$61,785
Dividends from affiliated Russell funds	235
Interest	4
Securities lending income	1,738
Less foreign taxes withheld	(3,583)

Total investment income	60,179

Expenses
Advisory fees	25,787
Administrative fees	1,339
Custodian fees	781
Distribution fees - Class A	24
Distribution fees - Class C	100
Transfer agent fees - Class A	18
Transfer agent fees - Class C	25
Transfer agent fees - Class E	87
Transfer agent fees - Class S	2,761
Transfer agent fees - Class Y	51
Professional fees	143
Registration fees	128
Shareholder servicing fees - Class C	33
Shareholder servicing fees - Class E	117
Trustees’ fees	62
Printing fees	118
Miscellaneous	60

Expenses before reductions	31,634
Expense reductions	— **

Net expenses	31,634

Net investment income (loss)	28,545

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	49,053
Futures contracts	22,333
Foreign currency-related transactions	(1,160)

Net realized gain (loss)	70,226

Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	61,370
Futures contracts	(9,563)
Foreign currency-related transactions	(775)

Net change in unrealized appreciation (depreciation)	51,032

Net realized and unrealized gain (loss)	121,258

Net Increase (Decrease) in Net Assets from Operations	$149,803

**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund	201

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Russell Global Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$28,545	$20,395
Net realized gain (loss)	70,226	147,011
Net change in unrealized appreciation (depreciation)	51,032	(177,269)

Net increase (decrease) in net assets from operations	149,803	(9,863)

Distributions
From net investment income
Class A	(58)	(27)
Class E	(309)	(107)
Class S	(12,540)	(5,745)
Class Y	(12,921)	(7,996)

Net decrease in net assets from distributions	(25,828)	(13,875)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(151,559)	268,907
Fund Reimbursements	—	61

Total Net Increase (Decrease) in Net Assets	(27,584)	245,230

Net Assets
Beginning of period	2,678,262	2,433,032

End of period	$2,650,678	$2,678,262

Undistributed (overdistributed) net investment income included in net assets	$24,507	$21,505

See accompanying notes which are an integral part of the financial statements.

202	Russell Global Equity Fund

Russell Investment Company

Russell Global Equity Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	259	$2,148	497	$4,394
Proceeds from reinvestment of distributions	7	54	3	26
Payments for shares redeemed	(307)	(2,592)	(272)	(2,313)

Net increase (decrease)	(41)	(390)	228	2,107

Class C
Proceeds from shares sold	214	1,806	555	4,900
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(580)	(4,922)	(317)	(2,787)

Net increase (decrease)	(366)	(3,116)	238	2,113

Class E
Proceeds from shares sold	1,133	9,527	2,128	18,581
Proceeds from reinvestment of distributions	36	291	11	99
Payments for shares redeemed	(1,467)	(12,752)	(736)	(6,424)

Net increase (decrease)	(298)	(2,934)	1,403	12,256

Class S
Proceeds from shares sold	51,805	440,383	60,517	535,570
Proceeds from reinvestment of distributions	1,506	12,065	614	5,371
Payments for shares redeemed	(43,778)	(373,536)	(23,540)	(203,413)

Net increase (decrease)	9,533	78,912	37,591	337,528

Class Y
Proceeds from shares sold	13,178	110,316	11,781	103,973
Proceeds from reinvestment of distributions	1,600	12,819	914	7,996
Payments for shares redeemed	(40,717)	(347,166)	(21,616)	(197,066)

Net increase (decrease)	(25,939)	(224,031)	(8,921)	(85,097)

Total increase (decrease)	(17,111)	$(151,559)	30,539	$268,907

See accompanying notes which are an integral part of the financial statements.

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Russell Global Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions
Class A
October 31, 2012	8.37	.06		.38	.44	(.05)	—	(.05)
October 31, 2011	8.41	.04		(.05)	(.01)	(.03)	—	(.03)
October 31, 2010	7.29	.02		1.19	1.21	(.09)	—	(.09)
October 31, 2009	6.07	.07		1.23	1.30	(.08)	—	(.08)
October 31, 2008	11.37	.08		(5.07)	(4.99)	(.12)	(.19)	(.31)
Class C
October 31, 2012	8.29	—	(f)	.37	.37	—	—	—
October 31, 2011	8.37	(.03)		(.05)	(.08)	—	—	—
October 31, 2010	7.26	(.04)		1.18	1.14	(.03)	—	(.03)
October 31, 2009	6.02	.04		1.21	1.25	(.01)	—	(.01)
October 31, 2008	11.31	.01		(5.04)	(5.03)	(.07)	(.19)	(.26)
Class E
October 31, 2012	8.38	.06		.37	.43	(.05)	—	(.05)
October 31, 2011	8.42	.04		(.06)	(.02)	(.02)	—	(.02)
October 31, 2010	7.30	.02		1.18	1.20	(.08)	—	(.08)
October 31, 2009	6.07	.08		1.22	1.30	(.07)	—	(.07)
October 31, 2008	11.37	.08		(5.08)	(5.00)	(.11)	(.19)	(.30)
Class S
October 31, 2012	8.41	.08		.37	.45	(.07)	—	(.07)
October 31, 2011	8.45	.06		(.06)	—	(.04)	—	(.04)
October 31, 2010	7.32	.04		1.19	1.23	(.10)	—	(.10)
October 31, 2009	6.09	.09		1.23	1.32	(.09)	—	(.09)
October 31, 2008	11.39	.10		(5.08)	(4.98)	(.13)	(.19)	(.32)
Class Y
October 31, 2012	8.42	.10		.38	.48	(.09)	—	(.09)
October 31, 2011	8.46	.08		(.07)	.01	(.05)	—	(.05)
October 31, 2010	7.32	.05		1.20	1.25	(.11)	—	(.11)
October 31, 2009	6.09	.11		1.21	1.32	(.09)	—	(.09)
October 31, 2008(2)	8.16	—	(f)	(2.07)	(2.07)	—	—	—

See accompanying notes which are an integral part of the financial statements.

204	Russell Global Equity Fund

$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

8.76	5.32	9,684	1.48	1.48	.72	107
8.37	(.18)	9,598	1.50	1.50	.45	83
8.41	16.66	7,732	1.49	1.49	.22	74
7.29	21.82	4,612	1.52	1.52	1.15	127
6.07	(45.03)	2,382	1.55	1.55	.82	160

8.66	4.46	11,794	2.23	2.23	(.02)	107
8.29	(.96)	14,319	2.25	2.25	(.31)	83
8.37	15.76	12,471	2.24	2.24	(.53)	74
7.26	20.82	8,672	2.26	2.26	.61	127
6.02	(45.45)	7,534	2.30	2.30	.07	160

8.76	5.25	47,176	1.48	1.48	.71	107
8.38	(.19)	47,601	1.50	1.50	.47	83
8.42	16.59	36,042	1.49	1.49	.29	74
7.30	21.77	14,492	1.51	1.51	1.28	127
6.07	(45.07)	10,096	1.55	1.55	.81	160

8.79	5.49	1,538,904	1.23	1.23	.97	107
8.41	.01	1,391,111	1.25	1.25	.70	83
8.45	16.92	1,080,410	1.24	1.24	.50	74
7.32	22.07	426,936	1.26	1.26	1.53	127
6.09	(44.87)	306,198	1.30	1.30	1.09	160

8.81	5.79	1,043,120	1.05	1.05	1.18	107
8.42	.13	1,215,633	1.07	1.07	.85	83
8.46	17.06	1,296,377	1.06	1.06	.71	74
7.32	22.35	507,772	1.09	1.09	1.81	127
6.09	(25.37)	466,235	1.22	1.22	.52	160

See accompanying notes which are an integral part of the financial statements.

Russell Global Equity Fund	205

Russell Investment Company

Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Russell Emerging Markets Fund - Class A ‡
	Total Return
1 Year	(1.87)%
5 Years	(4.38	)%§
10 Years	15.54	%§

Russell Emerging Markets Fund - Class C
	Total Return
1 Year	3.37%
5 Years	(3.96	)%§
10 Years	15.39	%§

Russell Emerging Markets Fund - Class E
	Total Return
1 Year	4.11%
5 Years	(3.24	)%§
10 Years	16.22	%§

Russell Emerging Markets Fund - Class S
	Total Return
1 Year	4.33%
5 Years	(3.00	)%§
10 Years	16.48	%§

Russell Emerging Markets Fund - Class Y ‡‡
	Total Return
1 Year	4.58%
5 Years	(2.85	)%§
10 Years	16.57	%§

Russell Emerging Markets® Index Net **
Total Return
1 Year	2.52%
5 Years	(3.40)%
10 Years	16.05%

MSCI Emerging Markets Index Net (USD)SM ***
	Total Return
1 Year	2.63%
5 Years	(3.47	)%§
10 Years	16.20	%§

206	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Russell Emerging Markets Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of October 31, 2012, the Fund had eight money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Russell Emerging Markets Fund’s Class A, Class C, Class E, Class S and Class Y Shares gained 4.11%, 3.37%, 4.11%, 4.33% and 4.58%, respectively. This is compared to the Fund’s benchmark, the Russell Emerging Markets Net Index, which gained 2.52% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Emerging Markets Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 5.46%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Market volatility remained elevated during the fiscal year ended October 31, 2012, with macroeconomic events continuing to drive markets. Sluggish gross domestic product (“GDP”) growth as well as high inflation and rising interest rates saw investors cut exposure to India during November and December. The Fund’s underweight positioning toward India was a significant contributor to performance. Meanwhile, the Taiwanese market lagged emerging market peers at the start of the fiscal year and the Fund’s underweight to Taiwan proved beneficial.

Going into the first quarter of 2012, equity markets were buoyed by the European Central Bank’s (“ECB”) year-end monetary stimulus. Emerging European markets, which are highly geared to the eurozone, performed well as confidence in the monetary union improved. Turkey in particular registered gains, benefiting from an optimistic corporate earnings outlook and a rise in the value of the local currency (lira) which enabled the central bank to cut rates. As the local market surged, the Fund was well positioned to benefit with an overweight exposure. The renewed confidence in global markets included a rebound in the price of Brent crude (+4.2% over the first quarter of 2012) and the Fund’s overweight to Russia, complemented by effective stock selection over the first quarter, paid-off. Despite the second round of Long Term Refinancing Operations in February, investor attention was captured by the Chinese government’s March announcement that it had cut its growth target to 7.5% from 8%. Although the Fund’s exposure to China was underweight, stock selection detracted, particularly among telecoms names. In Taiwan, government stimulus ahead of the presidential election helped rally the market and was a major headwind for the Fund’s underweight positioning. Stock selection in North Asian markets was a particularly large contributor to underperformance over the first quarter of 2012.

Over the second quarter of 2012, emerging markets retraced gains as global growth fears and rising inflation across a number of emerging markets weighed on investor sentiment. Relief spending in Thailand as part of a recovery from major floods in the months leading in to the fiscal year was a major catalyst in driving outperformance due to the Fund’s overweight positioning. Turkey made a consecutive quarter of gains on the back of a sovereign debt upgrade and news the government was making significant progress in cutting its budget deficit. The Fund’s overweight position to Turkey was enhanced by effective stock selection over the quarter. Mexico was one of the best performing markets over the second quarter as investors awaited the July presidential election amid hopes it would provide much needed structural reforms. The Fund’s overweight exposure to the country proved helpful. In contrast, a slowdown in the Brazilian economy saw the local market lag emerging peers and the Fund’s overweight exposure detracted from performance.

The third quarter of 2012 saw the Fund outperform for a consecutive period. The headline events were centred once again on central bank easing with the U.S. Federal Reserve, ECB and Chinese central banks all announcing stimulus measures. ECB president Draghi’s promise to “do whatever it takes” to save the eurozone currency provided the impetus for investor risk aversion to rally. South Korea was a large benefactor of the renewed liquidity and despite the Fund’s underweight country allocation, some positive stock selection boosted the Fund’s performance. Following a relatively encouraging start to 2012, the Malaysian equity market suffered in the third quarter as the outlook for exports declined, which served to aid Fund performance due to the underweight positioning and effective stock selection.

October 2012 saw emerging markets remain relatively calm as investors awaited two key events, the elections in the US and a leadership change in China. Turkey’s constructive economic environment continued to augment risk appetite towards the country and the Fund benefitted via its overweight position. Overall the Fund finished the month comfortably in the black and ahead of the benchmark.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The Fund outperformed its benchmark for the fiscal year. Effective stock selection was the most significant contributor to

Russell Emerging Markets Fund	207

Russell Investment Company

Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

excess returns. Country allocation also supported gains, with overweight exposures in Thailand and Turkey and underweights to Taiwan and India adding value. Beginning in early September, RIMCo reduced the Fund’s underweight to Taiwan through the use of index futures contracts in the Fund’s cash equitization process. This decision was driven by risk considerations, as the Fund’s gap with the benchmark had widened and underexposure to the Taiwan market was the largest contributor to benchmark relative risk. The decision helped to emphasize stock specific risks and the position had a marginally positive impact on performance in September and detracted from performance in October.

AllianceBernstein L.P. (“Alliance”) underperformed the Fund’s benchmark for the fiscal year. A combination of ineffective country allocation and stock selection, notably an overweight to Brazil and an underweight to China, detracted from benchmark relative performance. On a sector basis, stock selection within financial services significantly hurt performance, including a number of positions in Brazil. Losses were partially mitigated by strong stock selection in Korea and Poland.

Arrowstreet Capital, Limited Partnership (“Arrowstreet”) outperformed the Fund’s benchmark for the fiscal year. Arrowstreet’s preference for cheaper value stocks in the period paid-off and stock selection was the largest contributor to excess returns. Arrowstreet’s stock selection in Brazil and South Africa generated significant value as did being overweight Thailand. An overweight to energy and stock selection within energy, materials & processing and the technology sectors also proved beneficial.

Delaware Management Company (“Delaware”) performed in-line with the Fund’s benchmark for the fiscal year. An off-benchmark position was the most significant detractor to performance. Stock selection in China and South Africa also detracted. More positively, an overweight to Mexico as well as stock selection within Mexico and Korea mitigated losses. At the sector level, positive stock selection within materials & processing balanced ineffective stock selection in consumer discretionary.

Genesis Asset Managers, LLP outperformed the Fund’s benchmark for the fiscal year. Genesis’ bottom-up style with a focus on fundamentals worked well in the volatile market conditions. Stock selection in South Korea and Taiwan as well as an off-benchmark position added the most value. Stock selection within Asian financials was particularly strong, however, an underweight to China throughout the fiscal year weighed on excess returns.

Harding Loevner LP (“Harding”) outperformed the Fund’s benchmark for the fiscal year. Harding’s strong fundamental, bottom-up process proved conducive in the prevailing environment as stock selection was the major driver of relative gains. The standout country contributors included stock selection within India, Mexico, Taiwan and Russia. From a sector perspective, stock selection within energy and financials as well as an underweight to materials and processing all positively contributed to performance.

Principal Global Investors LLC (“Principal”) was added in August 2012 and outperformed the Fund’s benchmark for the portion of the fiscal year in which it was a money manager for the Fund. Effective stock selection underpinned outperformance, notably in China and South Korea. On a sector basis, selection within financial services consumer discretionary and utilities were the key contributors.

UBS Global Asset Management (Americas) Inc. (“UBS”) underperformed the Fund’s benchmark for the fiscal year. The principal driver of UBS’ underperformance was ineffective stock selection, particularly in Brazil, Thailand and Taiwan. Stock selection in the energy sector and an underweight to utilities also hurt performance. Effective country allocation offset some, but not all, of the manager’s losses.

Victoria 1522 Investments, LP (“Victoria”) underperformed the Fund’s benchmark for the fiscal year. Stock selection within the consumer discretionary sector, particularly in Taiwan and China, was a key detractor while stock selection within utilities was also weak. An underweight to India combined with positive selection in the country countered some of the losses.

Describe any changes to the Fund’s structure or the money manager line-up.

In May 2012, RIMCo hired Principal Global Investors LLC.

Money Managers as of October 31, 2012	Styles
AllianceBernstein L.P.	Value
Arrowstreet Capital, Limited Partnership	Market Oriented
Delaware Management Company	Value
Genesis Asset Managers, LLP	Market Oriented
Harding Loevner LP	Market Oriented
Principal Global Investors LLC	Market Oriented
UBS Global Asset Management (Americas) Inc.	Growth
Victoria 1522 Investments, LP	Market Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

208	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

*	Assumes initial investment on November 1, 2002.

**

Effective January 1, 2011, RIMCo changed the Fund’s primary benchmark from the Morgan Stanley Capital International (MSCI) Emerging Markets Index Net (USD)SM to the Russell Emerging Markets® Index Net. RIMCo believes the Russell Emerging Markets® Index Net is an appropriate benchmark which more broadly represents the investable universe of stocks. The Russell Emerging Markets® Index Net is an index which measures the performance of the investable securities in emerging countries globally. It is constructed to provide a comprehensive and unbiased barometer for this market segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

***	The MSCI Emerging Markets Index Net (USD)SM is a market capitalization weighted index of over 850 stocks traded in 22 world markets.

‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class Y Shares on September 26, 2008. The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Emerging Markets Fund	209

Russell Investment Company

Russell Emerging Markets Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$980.17	$1,016.39
Expenses Paid During Period*	$8.66	$8.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.74% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$976.64	$1,012.67
Expenses Paid During Period*	$12.32	$12.55

*	Expenses are equal to the Fund’s annualized expense ratio of 2.48% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$980.21	$1,016.44
Expenses Paid During Period*	$8.61	$8.77

*	Expenses are equal to the Fund’s annualized expense ratio of 1.73% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

210	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$981.37	$1,017.65
Expenses Paid During Period*	$7.42	$7.56

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$982.49	$1,018.60
Expenses Paid During Period*	$6.48	$6.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Emerging Markets Fund	211

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Common Stocks - 90.4%
Argentina - 0.0%
YPF SA - ADR	54,900	613

Austria - 0.1%
Vienna Insurance Group AG	24,764	1,063

Bermuda - 1.2%
Brilliance China Automotive Holdings, Ltd. (Æ)(Ñ)	4,390,000	5,483
China Foods, Ltd.	461,732	467
China Resources Gas Group, Ltd.	505,749	1,121
Cosan, Ltd. Class A	284,380	4,667
Credicorp, Ltd.	24,380	3,153
Kosmos Energy, Ltd. (Æ)	43,662	497
Nine Dragons Paper Holdings, Ltd. (Ñ)	6,568,000	4,627
Yue Yuen Industrial Holdings, Ltd.	659,500	2,277

		22,292

Brazil - 11.2%
All America Latina Logistica SA	479,534	2,182
Amil Participacoes SA	162,854	2,450
B2W Cia Global Do Varejo (Æ)	66,353	323
Banco Bradesco SA - ADR (Ñ)	466,829	7,311
Banco Bradesco SA	160,600	2,114
Banco do Brasil SA	1,255,500	13,395
Banco Santander Brasil SA - ADR (Æ)	1,067,248	7,257
Banco Santander Brasil SA	258,492	1,775
BM&FBovespa SA	1,305,600	8,357
BR Malls Participacoes SA	26,600	350
Brasil Brokers Participacoes SA	173,971	488
Braskem SA - ADR (Ñ)	115,400	1,509
BRF - Brasil Foods SA - ADR (Æ)(Ñ)	195,100	3,574
Brookfield Incorporacoes SA	864,600	1,511
Brookfield Incorporacoes SA (Æ)	257,307	450
CCR SA	128,400	1,129
Centrais Eletricas Brasileiras SA (Æ)	24,200	133
Cia Brasileira de Distribuicao Grupo Pao de Acucar - ADR (Ñ)	154,737	7,232
Cia de Bebidas das Americas - ADR	142,700	5,821
Cia de Bebidas das Americas	15,400	518
Cia de Saneamento Basico do Estado de Sao Paulo (Æ)	55,880	2,366
Cia de Saneamento de Minas Gerais-COPASA (Æ)	26,900	635
Cia Energetica de Minas Gerais	35,875	390
Cia Hering	25,300	581
Cia Siderurgica Nacional SA	90,300	499
Cielo SA	181,740	4,496
Cosan SA Industria e Comercio	79,300	1,521
Cyrela Brazil Realty SA	35,200	298
Even Construtora e Incorporadora SA	270,400	1,078
Ez Tec Empreendimentos e Participacoes SA	68,600	902
Fertilizantes Heringer SA (Æ)	54,100	296
Fibria Celulose SA - ADR (Æ)(Ñ)	253,800	2,236
Gafisa SA (Æ)	875,200	1,607

	Principal Amount ($) or Shares	Fair Value $
Gerdau SA - ADR (Ñ)	359,296	3,158
Gol Linhas Aereas Inteligentes SA - ADR (Æ)(Ñ)	343,000	1,712
Grendene SA	83,700	633
Grupo BTG Pactual	27,100	427
Hypermarcas SA (Æ)	313,500	2,493
Itau Unibanco Holding SA - ADR	830,220	12,105
Itau Unibanco Holding SA	112,800	1,477
JHSF Participacoes SA	276,500	1,201
Light SA	341,000	3,668
Lojas Renner SA	42,949	1,590
Mahle-Metal Leve SA Industria e Comercio (Æ)	45,200	570
Marfrig Alimentos SA (Æ)	121,862	630
Minerva SA	198,200	1,073
Natura Cosmeticos SA	123,400	3,290
Obrascon Huarte Lain Brasil SA	42,100	396
Odontoprev SA	238,000	1,230
OGX Petroleo e Gas Participacoes SA (Æ)	904,584	2,098
Oi SA - ADR (Ñ)	152,917	625
Oi SA	96,866	458
OSX Brasil SA (Æ)	309,400	1,744
PDG Realty SA Empreendimentos e Participacoes	540,400	910
Petroleo Brasileiro SA - ADR	1,738,589	36,384
Petroleo Brasileiro SA	120,200	1,272
Porto Seguro SA	54,400	579
QGEP Participacoes SA	98,900	612
Raia Drogasil SA (Æ)	136,200	1,499
Rossi Residencial SA	598,900	1,259
Santos Brasil Participacoes SA	93,500	1,344
Sao Martinho SA	125,400	1,567
SLC Agricola SA	117,800	1,125
Souza Cruz SA	50,100	654
Sul America SA	8,660	68
Telefonica Brasil SA - ADR (Ñ)	91,370	2,012
Tractebel Energia SA	41,801	720
Ultrapar Participacoes SA	57,292	1,202
Vale SA Class B - ADR (Ñ)	1,389,696	25,119
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	64,400	1,212

		202,900

Canada - 0.4%
First Quantum Minerals, Ltd. (Æ)	346,780	7,795

Cayman Islands - 5.2%
51job, Inc. - ADR (Æ)(Ñ)	23,600	1,110
AAC Technologies Holdings, Inc.	325,000	1,162
ASM Pacific Technology, Ltd. (Ñ)	376,098	4,193
Baidu, Inc. - ADR (Æ)	81,300	8,668
Chailease Holding Co., Ltd.	753,000	1,340
China Forestry Holdings Co., Ltd. (Ñ)	1,692,100	—
China Liansu Group Holdings, Ltd. (Ñ)	2,824,200	1,665
China Mengniu Dairy Co., Ltd.	860,000	2,608
China Resources Cement Holdings, Ltd. (Ñ)	1,316,847	895
China Shanshui Cement Group, Ltd.	1,931,000	1,438

212	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

China Wireless Technologies, Ltd. (Æ)	3,140,000	916
Ctrip.com International, Ltd. - ADR (Æ)(Ñ)	59,157	1,184
Daphne International Holdings, Ltd. (Ñ)	1,096,000	1,322
ENN Energy Holdings, Ltd.	222,000	924
Eurasia Drilling Co., Ltd. - GDR	22,926	793
Evergrande Real Estate Group, Ltd. (Ñ)	15,140,000	6,622
Foxconn International Holdings, Ltd. (Æ)(Ñ)	2,670,000	930
GCL-Poly Energy Holdings, Ltd. (Ñ)	2,316,800	413
Hengan International Group Co., Ltd.	329,500	3,002
Honghua Group, Ltd.	6,695,000	1,564
Ju Teng International Holdings, Ltd. (Ñ)	3,309,000	1,324
Kingboard Chemical Holdings, Ltd.	913,500	2,717
KWG Property Holding, Ltd.	1,415,900	844
Lee & Man Paper Manufacturing, Ltd.	5,965,000	3,133
Li Ning Co., Ltd. (Æ)(Ñ)	972,270	516
Longfor Properties Co., Ltd. (Ñ)	831,552	1,468
Lonking Holdings, Ltd. (Ñ)	9,613,000	2,257
Melco Crown Entertainment, Ltd. - ADR (Æ)	541,020	7,850
MGM China Holdings, Ltd. (Ñ)	778,000	1,405
MIE Holdings Corp.	5,380,000	1,479
Mongolian Mining Corp. (Æ)(Ñ)	1,897,052	928
NagaCorp, Ltd.	2,306,000	1,282
Pacific Textile Holdings, Ltd.	1,012,000	670
Parkson Retail Group, Ltd.	1,567,308	1,327
Real Gold Mining, Ltd. (Æ)(Ñ)	633,000	114
Shenzhou International Group Holdings, Ltd.	655,000	1,276
Shimao Property Holdings, Ltd. (Ñ)	2,884,000	5,507
SINA Corp. (Æ)	55,800	3,048
Sino Biopharmaceutical	3,824,000	1,525
Sunac China Holdings, Ltd.	1,333,000	705
Sunny Optical Technology Group Co., Ltd.	2,546,000	1,498
Tencent Holdings, Ltd.	200,700	7,096
Tianneng Power International, Ltd.	2,034,000	1,375
Tingyi Cayman Islands Holding Corp.	708,000	2,106
Want Want China Holdings, Ltd.	1,058,238	1,447
Wynn Macau, Ltd. (Ñ)	376,400	1,066
Xingda International Holdings, Ltd. (Ñ)	1,053,000	372

		95,084

Chile - 0.7%
Banco de Credito e Inversiones	16,042	1,031
Embotelladora Andina SA - ADR	35,449	1,314
Sociedad Quimica y Minera de Chile SA - ADR	153,300	8,869
Sonda SA	250,819	767

		11,981

China - 5.6%
Angang Steel Co., Ltd. Class H (Æ)(Ñ)	2,940,000	1,764
Anhui Conch Cement Co., Ltd. Class H (Ñ)	3,011,887	10,415
BBMG Corp. Class H	1,300,500	1,118
China Construction Bank Corp. Class H	10,029,120	7,557
China Life Insurance Co., Ltd. Class H	1,142,000	3,374
China Life Insurance Co., Ltd. - ADR (Ñ)	41,777	1,846
China Merchants Bank Co., Ltd. Class H	1,643,274	3,070
China Minsheng Banking Corp., Ltd. Class H (Ñ)	1,178,000	1,072

	Principal Amount ($) or Shares	Fair Value $
China Pacific Insurance Group Co., Ltd. Class H	267,400	838
China Petroleum & Chemical Corp. Class H (Ñ)	11,019,500	11,702
China Railway Construction Corp., Ltd. Class H	1,378,000	1,369
China Shenhua Energy Co., Ltd. Class H	986,197	4,199
China Shipping Container Lines Co., Ltd. Class H (Æ)(Ñ)	10,615,000	2,835
China Telecom Corp., Ltd. Class H	3,548,000	2,110
China Telecom Corp., Ltd. - ADR (Ñ)	27,899	1,645
Chongqing Rural Commercial Bank Class H	1,557,000	731
Dongfang Electric Corp., Ltd. Class H (Ñ)	393,400	659
Dongfeng Motor Group Co., Ltd. Class H	3,012,000	3,731
Great Wall Motor Co., Ltd. Class H	419,000	1,152
Haitong Securities Co., Ltd. Class H (Æ)	448,400	575
Harbin Electric Co., Ltd. Class H	2,530,000	2,093
Huaneng Power International, Inc. Class H	916,000	733
Industrial & Commercial Bank of China, Ltd. Class H	21,830,550	14,450
Jiangsu Expressway Co., Ltd. Class H	1,260,000	1,086
Jiangxi Copper Co., Ltd. Class H	552,000	1,428
Maanshan Iron & Steel Class H (Æ)(Ñ)	4,364,000	1,126
PetroChina Co., Ltd. Class H (Ñ)	550,000	751
PetroChina Co., Ltd. - ADR	16,100	2,186
PICC Property & Casualty Co., Ltd. Class H	1,596,000	2,125
Ping An Insurance Group Co. of China, Ltd. Class H	490,500	3,886
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	1,484,000	2,007
Shanghai Electric Group Co., Ltd. Class H (Ñ)	4,062,000	1,651
Tsingtao Brewery Co., Ltd. Class H (Ñ)	348,000	1,881
Weiqiao Textile Co. Class H (Ñ)	262,500	103
Wumart Stores, Inc. Class H (Ñ)	940,327	1,670
Zhaojin Mining Industry Co., Ltd.	1,187,500	1,992
Zoomlion Heavy Industry Science and Technology Co., Ltd. (Ñ)	826,000	1,113

		102,043

Colombia - 0.5%
Bancolombia SA	116,598	1,824
Bancolombia SA - ADR (Ñ)	53,775	3,443
Ecopetrol SA - ADR (Ñ)	59,000	3,493

		8,760

Cyprus - 0.3%
Global Ports Investments PLC - GDR (Þ)	32,776	401
Global Ports Investments PLC - GDR	22,011	270
Globaltrans Investment PLC - GDR	239,833	4,437

		5,108

Czech Republic - 0.2%
Komercni Banka AS	17,152	3,500

Russell Emerging Markets Fund	213

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Egypt - 0.4%
Orascom Construction Industries (Æ)	80,100	3,384
Orascom Construction Industries - GDR (Æ)(Ñ)	55,816	2,283
Orascom Telecom Holding SAE - GDR (Æ)	250,272	752

		6,419

Greece - 0.1%
Coca Cola Hellenic Bottling Co. SA (Æ)	77,141	1,650

Guernsey - 0.0%
Etalon Group, Ltd. - GDR (Æ)	82,800	479

Hong Kong - 4.7%
AIA Group, Ltd.	1,155,000	4,575
BOC Hong Kong Holdings, Ltd.	1,612,000	4,961
China Merchants Holdings International Co., Ltd.	1,180,000	3,913
China Mobile, Ltd.	1,636,232	18,146
China Mobile, Ltd. - ADR	239,004	13,238
China Overseas Land & Investment, Ltd.	4,326,667	11,333
China Resources Enterprise, Ltd.	1,350,480	4,391
China Unicom Hong Kong, Ltd. - ADR (Ñ)	172,600	2,777
CNOOC, Ltd.	2,216,000	4,604
CNOOC, Ltd. - ADR (Ñ)	42,781	8,794
Dah Chong Hong Holdings, Ltd. (Ñ)	2,779,000	2,621
Lenovo Group, Ltd. (Ñ)	4,906,000	3,944
Minmetals Resources, Ltd. (Æ)	3,376,000	1,342

		84,639

Hungary - 0.5%
MOL Hungarian Oil and Gas PLC (Ñ)	36,160	3,141
MOL Hungarian Oil and Gas PLC - ADR	4,213	173
OTP Bank PLC (Ñ)	172,422	3,273
Richter Gedeon Nyrt	11,126	2,075

		8,662

India - 4.9%
Aban Offshore, Ltd.	63,929	523
ACC, Ltd.	12,474	320
Allahabad Bank	146,971	372
Ambuja Cements, Ltd.	1,061,510	4,000
Ambuja Cements, Ltd. - GDR	326,295	1,230
Apollo Tyres, Ltd.	473,827	756
Axis Bank, Ltd.	167,159	3,675
Bajaj Auto, Ltd.	72,119	2,435
Balrampur Chini Mills, Ltd. Class A (Æ)	738,598	937
Bank of Baroda	93,746	1,265
Bank of India	192,680	990
Cairn India, Ltd. (Æ)	241,476	1,511
Canara Bank	256,542	1,912
Cipla Ltd. (Æ)	161,513	1,091
Dabur India, Ltd. Class A (Þ)	1,042,864	2,411
Dabur India, Ltd. Class A (Å)	41,449	96
Financial Technologies India, Ltd.	11,586	214
HCL Technologies, Ltd.	144,010	1,628
HDFC Bank, Ltd. - ADR	173,400	6,483

	Principal Amount ($) or Shares	Fair Value $
Hindalco Industries, Ltd. - GDR (Þ)	466,091	1,010
Hindustan Petroleum Corp., Ltd.	212,366	1,179
Hindustan Unilever, Ltd.	505,175	5,133
ICICI Bank, Ltd. - ADR	86,500	3,395
Indiabulls Financial Services, Ltd. - GDR	203,003	943
Indian Oil Corp., Ltd.	168,925	818
Infosys, Ltd. - ADR (Ñ)	57,150	2,481
Infosys, Ltd.	40,803	1,792
Jindal Poly Films, Ltd.	60,659	227
Kotak Mahindra Bank, Ltd. (Å)	246,438	2,766
Larsen & Toubro, Ltd.	17,300	523
Lupin, Ltd. (Å)	30,501	321
Mahindra & Mahindra, Ltd.	166,130	2,731
Maruti Suzuki India, Ltd.	151,139	4,040
MRF, Ltd.	3,225	609
Petronet LNG, Ltd.	525,685	1,644
Punjab National Bank	123,688	1,698
Ranbaxy Laboratories, Ltd. - GDR (Æ)	117,055	1,145
Reliance Industries, Ltd. - GDR (Þ)	247,827	7,348
State Bank of India	59,150	2,320
Sun TV Network, Ltd.	58,453	358
Tata Chemicals, Ltd.	154,518	909
Tata Consultancy Services, Ltd.	69,809	1,707
Tata Global Beverages, Ltd. - GDR	501,016	1,398
Tata Global Beverages, Ltd.	315,356	880
Tata Motors, Ltd. - ADR (Ñ)	105,752	2,554
TVS Motor Co., Ltd.	689,016	494
Ultratech Cement, Ltd.	49,523	1,838
Union Bank of India	518,650	1,886
United Phosphorus, Ltd.	368,340	781
United Spirits, Ltd.	76,751	1,678
Zee Entertainment Enterprises, Ltd.	309,530	1,089

		89,544

Indonesia - 3.7%
AKR Corporindo Tbk PT	837,500	388
Alam Sutera Realty Tbk PT	48,844,000	2,949
Astra International Tbk PT	9,615,000	8,058
Bakrie Sumatera Plantations Tbk PT	14,276,000	177
Bank Mandiri Persero Tbk PT	74,000	64
Bank Negara Indonesia Persero Tbk PT	7,767,070	3,113
Bank Rakyat Indonesia Persero Tbk PT	13,017,558	10,029
Bumi Serpong Damai PT	4,440,000	573
Charoen Pokphand Indonesia Tbk PT	3,653,000	1,189
Citra Marga Nusaphala Persada Tbk PT	4,657,000	1,127
Gajah Tunggal Tbk PT	1,891,000	428
Gudang Garam Tbk PT	188,500	965
Harum Energy Tbk PT	5,013,500	2,819
Indocement Tunggal Prakarsa Tbk PT	1,890,571	4,212
Indofood Sukses Makmur Tbk PT	3,806,000	2,259
Jasa Marga Persero Tbk PT	6,726,500	4,062
Kalbe Farma Tbk PT	32,485,000	3,281
Media Nusantara Citra Tbk PT	1,869,500	550
Mitra Adiperkasa Tbk PT	576,500	393
Perusahaan Gas Negara Persero Tbk PT	5,912,000	2,862
Ramayana Lestari Sentosa Tbk PT	4,222,992	488
Semen Gresik Persero Tbk PT	3,082,525	4,782

214	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Tambang Batubara Bukit Asam Persero Tbk PT	1,201,500	2,001
Telekomunikasi Indonesia Persero Tbk PT	2,239,098	2,273
Telekomunikasi Indonesia Persero Tbk PT - ADR	69,728	2,834
United Tractors Tbk PT	1,334,257	2,931
Wijaya Karya Persero Tbk PT	6,470,000	923
XL Axiata Tbk PT	2,584,000	1,843

		67,573

Ireland - 0.1%
Dragon Oil PLC (Ñ)	214,000	1,917

Israel - 0.1%
Israel Chemicals, Ltd.	171,593	2,147

Jersey - 0.1%
West China Cement, Ltd. (Ñ)	7,491,485	1,353

Kazakhstan - 0.1%
Halyk Savings Bank of Kazakhstan JSC - GDR (Æ)	132,416	941
KazMunaiGas Exploration Production JSC - GDR	87,140	1,547

		2,488

Luxembourg - 1.5%
Kernel Holding SA (Æ)	65,597	1,372
MHP SA - GDR (Æ)	77,410	1,177
O’Key Group SA - GDR	15,666	152
SHS Genesis Smaller Co.	170,387	20,931
Tenaris SA - ADR	77,200	2,904
Ternium SA - ADR	50,088	1,028

		27,564

Malaysia - 1.6%
Axiata Group BHD	3,672,700	7,874
Carlsberg Brewery Malaysia BHD	180,000	774
CIMB Group Holdings BHD	447,302	1,120
DiGi.Com BHD - GDR	2,741,000	4,778
Gamuda BHD	815,600	967
Kuala Lumpur Kepong BHD	160,400	1,128
Kulim Malaysia BHD	130,400	214
Lafarge Malayan Cement BHD (Æ)	228,941	733
Lion Industries Corp. BHD	180,500	63
Malayan Banking BHD	1,096,500	3,251
RHB Capital BHD	264,357	651
Sapurakencana Petroleum BHD (Æ)	1,307,900	1,078
Telekom Malaysia BHD	1,292,800	2,538
Tenaga Nasional BHD	203,400	464
Top Glove Corp. BHD	591,100	1,038
UEM Land Holdings BHD (Æ)	3,543,300	2,466

		29,137

Mexico - 5.1%
Alfa SAB de CV Class A	289,440	534

	Principal Amount ($) or Shares	Fair Value $
Alpek SA de CV Class A (Ñ)	141,619	370
America Movil SAB de CV	1,453,800	1,846
America Movil SAB de CV - ADR	918,698	23,234
Arca Continental SAB de CV	114,300	829
Cemex SAB de CV Class Preference (Æ)	1,683,800	1,526
Cemex SAB de CV - ADR (Æ)	1,004,420	9,080
Coca-Cola Femsa SAB de CV - ADR (Ñ)	18,000	2,302
Controladora Comercial Mexicana SAB de CV	323,100	910
Corp. Moctezuma SAB de CV (Å)(Ñ)	255,663	588
Credito Real SAB de CV (Æ)	550,000	915
Desarrolladora Homex SAB de CV - ADR (Æ)(Ñ)	109,000	1,444
Empresas ICA SAB de CV - ADR (Æ)(Ñ)	176,600	1,526
Fomento Economico Mexicano SAB de CV - ADR	133,104	12,061
Fomento Economico Mexicano SAB de CV	45,600	411
Gruma SAB de CV Class B (Æ)	374,074	1,092
Grupo Aeroportuario del Sureste SAB de CV Class B	234,000	2,268
Grupo Aeroportuario del Sureste SAB de CV - ADR	22,505	2,173
Grupo Famsa SAB de CV Class A (Æ)	549,000	652
Grupo Financiero Banorte SAB de CV Class O	2,252,687	12,516
Grupo Financiero Inbursa SAB de CV Class O	836,054	2,226
Grupo Mexico SAB de CV	622,200	1,994
Grupo Simec SAB de CV Class B (Æ)	240,100	956
Grupo Televisa SAB - ADR	299,584	6,771
Megacable Holdings SAB de CV (Æ)	272,903	695
Promotora y Operadora de Infraestructura SAB de CV (Æ)	68,900	358
Wal-Mart de Mexico SAB de CV	1,126,190	3,326

		92,603

Netherlands - 0.2%
X5 Retail Group NV - GDR (Æ)	12,794	242
Yandex NV Class A (Æ)	114,300	2,661

		2,903

Nigeria - 0.4%
First Bank of Nigeria PLC	2,303,471	238
First City Monument Bank PLC (Æ)	15,030,377	325
Guaranty Trust Bank PLC	11,056,152	1,394
Guaranty Trust Bank PLC - GDR	129,606	804
Nigerian Breweries PLC	1,842,822	1,422
United Bank for Africa PLC Class A (Æ)	19,523,214	569
Zenith Bank PLC	29,165,626	3,346

		8,098

Panama - 0.2%
Copa Holdings SA Class A	29,700	2,757

Peru - 0.1%
Cia de Minas Buenaventura SA - ADR	55,300	1,977

Russell Emerging Markets Fund	215

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Philippines - 1.2%
Aboitiz Power Corp.	1,014,900	815
Alliance Global Group, Inc.	14,869,200	5,371
BDO Unibank, Inc. (Æ)	438,000	681
Bloomberry Resorts Corp. (Æ)	6,262,700	2,144
DMCI Holdings, Inc.	2,965,480	3,887
Megaworld Corp.	21,740,000	1,293
Metropolitan Bank & Trust - ADR	2,201,562	5,077
Philippine Long Distance Telephone Co.	19,610	1,262
SM Investments Corp.	61,225	1,193

		21,723

Poland - 1.0%
Bank Pekao SA	42,759	2,053
Jastrzebska Spolka Weglowa SA	21,822	593
KGHM Polska Miedz SA	204,884	10,319
Polski Koncern Naftowy Orlen S.A. (Æ)	250,635	3,439
Powszechna Kasa Oszczednosci Bank Polski SA	180,078	2,013

		18,417

Russia - 6.7%
Aeroflot - Russian Airlines OJSC	408,131	519
Gazprom OAO - ADR	2,087,676	19,081
Gazprom OAO - ADR (Æ)	1,469,044	13,420
LSR Group - GDR	150,598	725
LSR Group	6,272	118
Lukoil OAO - ADR (Æ)	358,862	21,604
Lukoil OAO - ADR	296,600	17,929
Magnit OJSC	24,164	3,436
Mobile Telesystems OJSC - ADR	280,475	4,807
Nomos-Bank - GDR (Æ)(Þ)	39,852	532
Nomos-Bank - GDR (Æ)	13,328	178
NovaTek OAO - GDR	45,862	5,228
Novolipetsk Steel OJSC - GDR	3,089	58
Novorossiysk Commercial Sea Port PJSC - GDR	97,861	652
Novorossiysk Commercial Sea Port PJSC - GDR (Þ)	23,647	157
Pharmstandard - GDR (Æ)	39,300	578
Raspadskaya OAO (Æ)	297,534	585
Rosneft OAO - GDR	293,285	2,170
Sberbank of Russia (Þ)	3,264,529	9,554
Sberbank of Russia (Å)	1,985,967	5,812
Sberbank of Russia - ADR	454,212	5,312
Sberbank of Russia - GDR (Æ)(Þ)	70,184	818
Surgutneftegas OAO - ADR	593,771	5,164
Uralkali - GDR	75,780	2,969

		121,406

South Africa - 4.8%
ABSA Group, Ltd.	42,671	685
Anglo American Platinum, Ltd. (Ñ)	23,003	1,069
AngloGold Ashanti, Ltd. - ADR	106,846	3,631
AngloGold Ashanti, Ltd.	37,690	1,254
ArcelorMittal South Africa, Ltd. Class H (Æ)	126,840	489

	Principal Amount ($) or Shares	Fair Value $
Aspen Pharmacare Holdings, Ltd. (Æ)	171,753	3,130
Astral Foods, Ltd.	100,132	1,105
AVI, Ltd.	260,073	1,715
Bidvest Group, Ltd. (Æ)	239,044	5,705
DataTec, Ltd.	140,651	873
Exxaro Resources, Ltd. (Ñ)	110,563	2,212
FirstRand, Ltd.	814,331	2,703
Foschini Group, Ltd. (The)	70,615	1,025
Gold Fields, Ltd. - ADR	157,388	1,969
Impala Platinum Holdings, Ltd.	131,479	2,366
Imperial Holdings, Ltd.	245,404	5,575
Life Healthcare Group Holdings, Ltd.	1,024,604	3,875
Massmart Holdings, Ltd.	5,675	114
Mediclinic International, Ltd.	52,334	285
MMI Holdings, Ltd.	439,209	1,062
Mondi, Ltd.	92,253	998
Mr Price Group, Ltd.	481,434	7,438
MTN Group, Ltd.	111,971	2,019
Nedbank Group, Ltd.	73,889	1,525
Pick n Pay Stores, Ltd.	211,088	1,032
PPC, Ltd.	261,424	874
Remgro, Ltd.	203,427	3,484
Sanlam, Ltd.	393,946	1,760
Sasol, Ltd. - ADR	110,247	4,685
Shoprite Holdings, Ltd. - ADR	417,066	8,576
Spar Group, Ltd. (The) - ADR	83,377	1,171
Standard Bank Group, Ltd.	730,635	9,026
Vodacom Group, Ltd. - ADR	231,398	2,917
Woolworths Holdings, Ltd.	58,771	443

		86,790

South Korea - 11.6%
Able C&C Co., Ltd.	36,087	3,004
Amorepacific Corp. (Ñ)	4,937	5,613
Amorepacific Group (Ñ)	3,820	1,646
BS Financial Group, Inc.	65,850	746
Daelim Industrial Co., Ltd.	18,274	1,272
Daesang Corp.	20,630	500
Daewoo International Corp.	14,390	553
Daum Communications Corp.	457	39
DGB Financial Group, Inc.	135,060	1,709
Dongbu Insurance Co., Ltd.	27,320	1,239
Dongwon F&B Co., Ltd.	8,880	574
Doosan Heavy Industries & Construction Co., Ltd.	12,343	529
Haansoft, Inc.	75,681	1,395
Hana Financial Group, Inc.	75,230	2,190
Hankook Tire Co., Ltd. (Æ)	41,007	1,730
Hankook Tire Worldwide Co., Ltd.	9,373	121
Hyosung Corp.	28,150	1,551
Hyundai Heavy Industries Co., Ltd.	9,665	2,029
Hyundai Hysco Co., Ltd.	19,350	774
Hyundai Marine & Fire Insurance Co., Ltd.	75,570	2,443
Hyundai Mobis	8,090	2,062
Hyundai Motor Co.	28,496	5,866
KB Financial Group, Inc. - ADR	115,400	3,929
KB Financial Group, Inc.	82,739	2,815

216	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

KCC Corp.	10,739	3,013
Kia Motors Corp.	98,905	5,496
Korea Electric Power Corp. (Æ)	249,663	6,478
Korea Electric Power Corp. - ADR (Ñ)	49,392	637
Korea Gas Corp.	9,135	642
Korea Zinc Co., Ltd.	1,804	741
KT Corp. - ADR (Ñ)	331,734	5,623
KT Corp.	112,860	3,824
KT&G Corp.	33,180	2,528
LG Chem, Ltd.	7,743	2,172
LG Display Co., Ltd. - ADR (Ñ)	196,954	2,923
LG Display Co., Ltd. (Æ)	167,270	4,969
LG Electronics, Inc. Class H (Ñ)	33,832	2,355
LG Uplus Corp.	148,700	950
LIG Insurance Co., Ltd.	100,800	2,569
Lotte Chilsung Beverage Co., Ltd. (Ñ)	2,708	3,538
Lotte Confectionery Co., Ltd.	1,809	2,606
Lumens Co., Ltd. (Æ)(Ñ)	126,411	840
Macquarie Korea Infrastructure Fund	36,060	222
Maeil Dairy Industry Co., Ltd.	31,297	924
Medy-Tox, Inc.	1,805	136
MegaStudy Co., Ltd.	4,756	295
Meritz Fire & Marine Insurance Co., Ltd.	82,146	1,115
Muhak Co., Ltd.	71,600	883
NHN Corp.	13,573	3,142
NongShim Co., Ltd. (Ñ)	2,444	578
OCI Co., Ltd. (Ñ)	11,810	1,668
Samsung Electro-Mechanics Co., Ltd.	12,701	1,088
Samsung Electronics Co., Ltd.	43,367	52,091
Samsung Electronics Co., Ltd. - GDR	27,735	11,938
Samsung Fire & Marine Insurance Co., Ltd.	53,603	11,722
Samsung Life Insurance Co., Ltd.	66,000	5,689
Samsung Techwin Co., Ltd.	9,771	512
Samyang Corp. (Æ)	2,966	144
Shinhan Financial Group Co., Ltd.	97,759	3,357
SK Holdings Co., Ltd.	9,330	1,300
SK Hynix, Inc. (Æ)(Ñ)	275,160	6,270
SK Telecom Co., Ltd. - ADR (Ñ)	441,305	6,898
SKC Co., Ltd. (Ñ)	46,920	1,919
SM Entertainment Co. (Æ)(Ñ)	39,727	2,251

		210,375

Spain - 0.1%
Banco Santander SA - ADR (Ñ)	85,089	2,314

Taiwan - 5.5%
Advanced Semiconductor Engineering, Inc.	3,920,459	2,952
Advanced Semiconductor Engineering, Inc. - ADR	166,078	631
Advantech Co., Ltd.	311,000	1,075
Asustek Computer, Inc.	105,000	1,125
AU Optronics Corp. (Æ)	5,441,202	2,068
AU Optronics Corp. - ADR (Æ)	257,419	973
China Life Insurance Co., Ltd. (Æ)	895,065	699
Chinatrust Financial Holding Co., Ltd.	738,000	407
Chipbond Technology Corp.	750,000	1,271
Chunghwa Picture Tubes	11,059,000	344

	Principal Amount ($) or Shares	Fair Value $
Delta Electronics, Inc.	427,497	1,460
E.Sun Financial Holding Co., Ltd.	1,766,100	886
Eclat Textile Co., Ltd.	426,000	1,260
Elan Microelectronics Corp.	867,000	1,341
Far EasTone Telecommunications Co., Ltd.	827,000	1,908
Faraday Technology Corp.	309,000	379
First Financial Holding Co., Ltd.	1,776,000	1,009
FLEXium Interconnect, Inc.	253,943	1,034
Gigabyte Technology Co., Ltd.	740,000	610
Grand Pacific Petrochemical	1,526,000	786
Great Wall Enterprise Co., Ltd.	57,666	49
Hiwin Technologies Corp.	239,400	1,541
Hon Hai Precision Industry Co., Ltd.	3,410,576	10,356
ILI Technology Corp.	426,000	1,307
King Yuan Electronics Co., Ltd.	4,071,000	2,216
Largan Precision Co., Ltd.	201,000	4,280
LITE-ON IT Corp.	935,928	785
Lite-On Technology Corp.	1,186,572	1,511
MediaTek, Inc.	416,022	4,621
Merida Industry Co., Ltd.	281,100	1,078
Novatek Microelectronics Corp.	253,000	953
Pegatron Corp. (Æ)	58,000	73
Phison Electronics Corp.	107,000	822
Pou Chen Corp. Class B	781,000	790
President Chain Store Corp.	212,000	1,049
Richtek Technology Corp.	81,706	445
ScinoPharm Taiwan, Ltd.	541,000	1,054
Sercomm Corp.	481,000	647
Star Comgistic Capital Co., Ltd.	734,200	264
Taiwan Semiconductor Manufacturing Co., Ltd.	7,458,133	22,646
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	573,000	9,111
UMW Holdings BHD	332,200	1,088
Uni-President Enterprises Corp.	1,586,675	2,803
United Microelectronics Corp.	8,558,795	3,179
Vanguard International Semiconductor Corp.	1,239,000	804
Winbond Electronics Corp. (Æ)	4,811,000	649
Wistron Corp.	2,731,765	2,623
Yageo Corp. (Æ)	3,955,000	1,145

		100,107

Thailand - 4.2%
Advanced Info Service PCL	853,600	5,500
Airports of Thailand PCL	1,110,900	2,972
Bangkok Bank PCL	334,700	1,977
Bangkok Dusit Medical Services PCL Class F	2,511,800	8,728
Bangkok Life Assurance PCL	15,400	21
Bank of Ayudhya PCL (Å)	4,454,590	4,360
Banpu PCL	119,000	1,553
Berli Jucker PCL	498,400	1,045
Big C Supercenter PCL (Å)	31,500	195
Big C Supercenter PCL	6,100	37
Central Pattana PCL	248,500	576
CP ALL PCL	2,012,800	2,610
Delta Electronics Thailand PCL	1,980,600	1,890

Russell Emerging Markets Fund	217

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Electricity Generating PCL	336,700	1,439
Hana Microelectronics PCL	433,700	311
Home Product Center PCL	2,338,440	870
Jasmine International PCL	8,542,700	1,349
Krung Thai Bank PCL	2,491,125	1,463
Land and Houses PCL	8,452,200	2,372
Loxley PCL	1,501,000	227
LPN Development PCL	4,120,900	2,434
Minor International PCL	2,470,500	1,475
PTT Exploration & Production PCL	107,700	583
PTT Global Chemical PCL	376,100	749
PTT PCL (Ñ)	585,600	6,076
Robinson Department Store PCL	220,700	438
SC Asset Corp. PCL	420,000	263
Shin Corp. PCL (Æ)	2,265,300	4,656
Siam Cement PCL	215,100	2,625
Siam Commercial Bank PCL (Ñ)	1,404,101	7,376
Siam Makro PCL	2,000	30
Sri Trang Agro-Industry PCL	3,732,500	1,924
Supalai PCL	926,500	580
Thai Beverage PCL	13,583,890	4,844
Thai Oil PCL	626,300	1,364
Tisco Financial Group PCL	1,511,900	2,207

		77,119

Turkey - 3.3%
Akbank TAS	501,645	2,418
Akfen Holding AS (Æ)	69,374	351
Anadolu Efes Biracilik Ve Malt Sanayii AS	213,104	3,198
Arcelik AS	932,100	6,162
Aselsan Elektronik Sanayi Ve Ticaret AS	184,930	699
Coca-Cola Icecek AS	13,100	254
Dogus Otomotiv Servis ve Ticaret AS	57,192	213
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	1,323,478	1,403
Haci Omer Sabanci Holding AS	171,386	905
Ipek Dogal Enerji Kaynaklari Ve Uretim AS (Æ)	896,898	2,262
Koza Altin Isletmeleri AS	244,461	5,319
Migros Ticaret AS (Æ)	108,130	1,149
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	520,628	624
Sinpas Gayrimenkul Yatirim Ortakligi AS (ö)	513,097	361
Tekfen Holding AS	167,232	605
Tofas Turk Otomobil Fabrikasi AS	214,349	1,196
Turk Hava Yollari (Æ)	1,312,850	3,040
Turk Traktor ve Ziraat Makineleri AS	48,992	1,071
Turkcell Iletisim Hizmetleri AS - ADR (Æ)	108,800	1,653
Turkiye Garanti Bankasi AS	1,255,875	5,997
Turkiye Halk Bankasi AS (Ñ)	891,718	7,860
Turkiye Is Bankasi Class C	471,400	1,604
Turkiye Sinai Kalkinma Bankasi AS	1,005,342	1,155
Turkiye Sise ve Cam Fabrikalari AS	1,517,404	2,218
Turkiye Vakiflar Bankasi Tao Class D	1,948,990	4,588
Vestel Elektronik Sanayi ve Ticaret AS (Æ)	423,001	425
Yapi ve Kredi Bankasi AS (Æ)	1,596,212	4,096

		60,826

	Principal Amount ($) or Shares	Fair Value $
United Arab Emirates - 0.0%
DP World, Ltd.	41,592	503

United Kingdom - 2.0%
Anglo American PLC	443,787	13,702
Anglo American PLC - ADR	75,700	1,163
Hikma Pharmaceuticals PLC	223,457	2,667
SABMiller PLC - ADR	278,254	11,889
Tullow Oil PLC	318,983	7,227

		36,648

United States - 0.8%
Avon Products, Inc.	473,300	7,331
Cognizant Technology Solutions Corp. Class A (Æ)	18,032	1,202
ePlus, Inc. (Æ)	2,306,000	1,175
Sohu.com, Inc. (Æ)(Ñ)	50,900	1,933
Southern Copper Corp.	29,200	1,113
X5 Retail Group NV - GDR (Æ)	104,065	1,972

		14,726

Zimbabwe - 0.0%
Delta Corp., Ltd.	645,600	581

Total Common Stocks (cost $1,431,136)		1,644,584

Investments in Other Funds - 0.9%
Genesis Indian Investment Co., Ltd.	231,001	16,916

Total Investments in Other Funds (cost $1,958)		16,916

Preferred Stocks - 2.6%
Brazil - 1.9%
Alpargatas SA (Æ)	118,360	896
Banco Bradesco SA	86,400	1,361
Banco do Estado do Rio Grande do Sul SA	355,600	2,810
Centrais Eletricas Brasileiras SA (Æ)	81,800	650
Cia Brasileira de Distribuicao Grupo Pao de Acucar Class Preference	11,000	505
Cia de Bebidas das Americas	96,900	3,960
Gerdau SA	256,600	2,243
Investimentos Itau SA	1,005,413	4,406
Itau Unibanco Holding SA	347,400	5,080
Marcopolo SA (Æ)	342,900	2,011
Metalurgica Gerdau SA Class A	118,600	1,329
Oi SA	515,798	2,067
Petroleo Brasileiro SA Class Preference (Æ)	221,700	2,270
Suzano Papel e Celulose SA Class A (Æ)	690,600	1,795
Telefonica Brasil SA	110	3
Vale SA Class Preference (Æ)	219,900	3,936

		35,322

Chile - 0.0%
Embotelladora Andina SA Class B	61,665	390
Embotelladora Andina SA Class A	13,200	66

		456

Colombia - 0.1%
Banco Davivienda SA Class Preference	78,378	967

218	Russell Emerging Markets Fund

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Bancolombia SA	7,200	115

		1,082

Russia - 0.2%
AK Transneft OAO	1,436	2,877

South Korea - 0.4%
Samsung Electronics Co., Ltd.	11,013	7,998

Total Preferred Stocks (cost $41,273)		47,735

Certificates of Participation - 0.4%
United Kingdom - 0.4%
Credit Suisse International Participation Notes Zero coupon due 03/27/13	773	1,366
HSBC Bank PLC Series 0002 Zero coupon due 11/24/14	4,560	842
Series 0006 Zero coupon due 02/23/15	6,240	2,605
Jarir Marketing, Co. Zero coupon due 06/04/12	52	2,170

		6,983

Total Certificates of Participation (cost $8,248)		6,983

Warrants & Rights - 0.3%
Brazil - 0.0%
OSX Brasil SA (Æ) 2012 Rights	14,236	—

Curacao - 0.1%
First Gulf Bank PJSC (Æ) 2015 Warrants	353,500	1,006

Germany - 0.1%
Commercial Bank of Qatar QSC (The) (Æ) 2017 Warrants	128,068	2,533

United Kingdom - 0.0%
Deutsche Bank AG (Æ) 2012 Warrants	31,053	573

United States - 0.0%
Citigroup Global Markets Holdings, Inc. Series 2 2013 Warrants	317	449

Total Warrants & Rights (cost $4,643)		4,561

	Principal Amount ($) or Shares		Fair Value $
Short-Term Investments - 3.7%
United Kingdom - 0.1%
HSBC Bank PLC Series 0005 Zero coupon due 09/23/13	5,244		1,928

United States - 3.6%
Russell U.S. Cash Management Fund	65,595,606	(¥)	65,596

Total Short-Term Investments (cost $69,487)			67,524

Other Securities - 5.8%
Russell U.S. Cash Collateral Fund (×)	106,183,914	(¥)	106,184

Total Other Securities (cost $106,184)			106,184

Total Investments - 104.1% (identified cost $1,662,929)			1,894,487

Other Assets and Liabilities, Net - (4.1%)			(74,469)

Net Assets - 100.0%			1,820,018

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	219

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share and cost per unit amounts)

Restricted Securities

% of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Fair Value (000) $

0.8%
Bank of Ayudhya PCL	04/18/11	4,454,590	0.87	3,868	4,360
Big C Supercenter PCL	05/03/12	31,500	5.72	180	195
Corp. Moctezuma SAB de CV	03/01/06	255,663	1.79	459	588
Dabur India, Ltd.	10/25/11	41,449	2.06	86	96
Kotak Mahindra Bank, Ltd.	03/26/12	246,438	10.35	2,551	2,766
Lupin, Ltd.	07/15/11	30,501	10.56	322	321
Sberbank of Russia	10/28/08	1,985,967	1.37	2,716	5,812

					14,138

For a description of restricted securities see note 9 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

220	Russell Emerging Markets Fund

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
FTSE JSE Top 40 Index Futures (South Africa)	176	ZAR	58,374	12/12	133
Hang Seng China ENT Index Futures (Hong Kong)	125	HKD	66,294	11/12	19
Hang Seng Index Futures (Hong Kong)	60	HKD	65,022	11/12	20
Kospi 200 Index Futures (South Korea)	111	KRW	13,905,525	12/12	(194)
Mexico Bolsa Index Futures (Mexico)	118	MXN	49,192	12/12	111
MSCI Taiwan Index Futures	2,045	USD	52,290	11/12	(158)
SGX CNX Nifty Index Futures (India)	585	USD	6,598	11/12	(106)
TurkDEX ISE-30 Index Futures (Turkey)	420	TRY	3,797	12/12	50

Short Positions
MSCI Emerging Market Mini Index Futures	880	USD	43,560	12/12	174

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					49

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	221

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	4,431	BRL	9,000	11/05/12	—
Bank of America	USD	3,782	KRW	4,282,500	12/20/12	135
Bank of America	USD	415	TRY	745	11/01/12	1
Bank of America	BRL	9,000	USD	4,431	11/05/12	—
Bank of America	TRY	177	USD	99	11/01/12	—
Barclays Bank PLC	USD	805	MXN	10,545	12/14/12	(3)
Barclays Bank PLC	USD	768	TRY	1,400	12/19/12	8
Brown Brothers Harriman & Co.	USD	840	MXN	11,017	12/14/12	(2)
Citibank	USD	2,203	INR	123,500	12/19/12	72
Citibank	USD	703	ZAR	5,997	12/14/12	(15)
Citibank	USD	869	ZAR	7,352	12/14/12	(27)
Citibank	USD	1,089	ZAR	9,006	12/14/12	(57)
Citibank	HKD	5,000	USD	645	12/19/12	—
Commonwealth Bank of Australia	USD	4,223	HKD	32,740	12/19/12	2
Commonwealth Bank of Australia	USD	924	MXN	12,120	12/19/12	(3)
Commonwealth Bank of Australia	USD	1,703	ZAR	14,090	12/19/12	(89)
Credit Suisse First Boston	USD	2,199	INR	123,500	12/19/12	76
Credit Suisse First Boston	USD	3,785	KRW	4,282,500	12/20/12	131
Deutsche Bank AG	USD	3,165	MXN	41,470	12/14/12	(11)
Deutsche Bank AG	USD	161	TRY	288	11/02/12	—
Deutsche Bank AG	USD	823	TRY	1,500	12/19/12	9
Deutsche Bank AG	USD	864	ZAR	7,492	11/07/12	—
Deutsche Bank AG	USD	2,448	ZAR	20,251	12/14/12	(127)
HSBC Bank PLC	USD	2,640	BRL	5,363	11/05/12	—
HSBC Bank PLC	USD	4,091	BRL	8,363	11/05/12	26
HSBC Bank PLC	USD	2,632	BRL	5,363	12/04/12	(2)
HSBC Bank PLC	USD	4,223	HKD	32,740	12/19/12	2
HSBC Bank PLC	USD	925	MXN	12,120	12/19/12	(3)
HSBC Bank PLC	USD	1,703	ZAR	14,090	12/19/12	(89)
HSBC Bank PLC	BRL	5,363	USD	2,643	11/05/12	2
HSBC Bank PLC	BRL	8,363	USD	4,117	11/05/12	—
JPMorgan Chase Bank	USD	4,223	HKD	32,740	12/19/12	2
JPMorgan Chase Bank	USD	2,201	INR	123,500	12/19/12	74
JPMorgan Chase Bank	USD	924	MXN	12,120	12/19/12	(3)
JPMorgan Chase Bank	USD	1,703	ZAR	14,090	12/19/12	(89)
JPMorgan Chase Bank	TRY	1,100	USD	604	12/19/12	(6)
Mellon Bank	USD	18	PLN	58	11/02/12	—
Mellon Bank	USD	278	ZAR	2,400	11/05/12	(1)
Royal Bank of Canada	USD	2,640	BRL	5,363	11/05/12	—
Royal Bank of Canada	USD	4,092	BRL	8,363	11/05/12	25
Royal Bank of Canada	USD	2,631	BRL	5,363	12/04/12	(1)
Royal Bank of Canada	USD	4,223	HKD	32,740	12/19/12	2
Royal Bank of Canada	USD	2,202	INR	123,500	12/19/12	74
Royal Bank of Canada	USD	924	MXN	12,120	12/19/12	(3)
Royal Bank of Canada	USD	1,703	ZAR	14,090	12/19/12	(89)
Royal Bank of Canada	BRL	5,363	USD	2,642	11/05/12	1
Royal Bank of Canada	BRL	8,363	USD	4,117	11/05/12	—
Royal Bank of Scotland PLC	USD	4,091	BRL	8,363	11/05/12	26
Royal Bank of Scotland PLC	BRL	8,363	USD	4,117	11/05/12	—
Standard Chartered Bank	ZAR	6,006	USD	726	12/14/12	37
State Street Bank & Trust Co.	USD	53	BRL	107	11/01/12	—
State Street Bank & Trust Co.	USD	60	BRL	122	11/05/12	—
State Street Bank & Trust Co.	USD	773	BRL	1,579	11/05/12	4

See accompanying notes which are an integral part of the financial statements.

222	Russell Emerging Markets Fund

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	USD	778	BRL	1,576	11/05/12	(2)
State Street Bank & Trust Co.	USD	1,126	BRL	2,288	11/05/12	—
State Street Bank & Trust Co.	USD	1,477	BRL	3,000	11/05/12	—
State Street Bank & Trust Co.	USD	2,640	BRL	5,363	11/05/12	—
State Street Bank & Trust Co.	USD	4,094	BRL	8,363	11/05/12	23
State Street Bank & Trust Co.	USD	7,548	BRL	15,314	11/05/12	(8)
State Street Bank & Trust Co.	USD	7,966	BRL	16,181	11/05/12	1
State Street Bank & Trust Co.	USD	2,631	BRL	5,363	12/04/12	(1)
State Street Bank & Trust Co.	USD	4,407	CLP	2,122,629	12/14/12	(20)
State Street Bank & Trust Co.	USD	579	COP	1,052,666	12/14/12	(7)
State Street Bank & Trust Co.	USD	2,579	COP	4,704,814	12/14/12	(24)
State Street Bank & Trust Co.	USD	4,223	HKD	32,740	12/19/12	2
State Street Bank & Trust Co.	USD	70	HUF	15,319	11/07/12	—
State Street Bank & Trust Co.	USD	63	IDR	609,358	11/01/12	—
State Street Bank & Trust Co.	USD	1,157	IDR	11,138,395	11/01/12	3
State Street Bank & Trust Co.	USD	1,087	IDR	10,497,230	12/14/12	—
State Street Bank & Trust Co.	USD	824	INR	46,851	12/14/12	40
State Street Bank & Trust Co.	USD	1,720	INR	92,206	12/14/12	(20)
State Street Bank & Trust Co.	USD	2,007	INR	113,041	12/14/12	77
State Street Bank & Trust Co.	USD	16	KRW	17,823	11/01/12	—
State Street Bank & Trust Co.	USD	924	MXN	12,120	12/19/12	(3)
State Street Bank & Trust Co.	USD	2,156	MYR	6,615	12/14/12	9
State Street Bank & Trust Co.	USD	2,381	MYR	7,413	12/14/12	45
State Street Bank & Trust Co.	USD	3,209	MYR	9,833	12/14/12	9
State Street Bank & Trust Co.	USD	1,204	PEN	3,154	12/14/12	10
State Street Bank & Trust Co.	USD	6,272	RUB	196,593	12/14/12	(50)
State Street Bank & Trust Co.	USD	739	THB	22,995	12/14/12	10
State Street Bank & Trust Co.	USD	1,003	THB	30,858	12/14/12	1
State Street Bank & Trust Co.	USD	147	TRY	263	11/02/12	—
State Street Bank & Trust Co.	USD	586	TRY	1,071	12/14/12	8
State Street Bank & Trust Co.	USD	1,466	TRY	2,670	12/19/12	15
State Street Bank & Trust Co.	USD	7	ZAR	61	11/01/12	—
State Street Bank & Trust Co.	USD	22	ZAR	192	11/01/12	—
State Street Bank & Trust Co.	USD	51	ZAR	443	11/01/12	—
State Street Bank & Trust Co.	USD	25	ZAR	215	11/02/12	—
State Street Bank & Trust Co.	USD	7	ZAR	63	11/06/12	—
State Street Bank & Trust Co.	USD	1,703	ZAR	14,090	12/19/12	(89)
State Street Bank & Trust Co.	BRL	58	USD	28	11/01/12	—
State Street Bank & Trust Co.	BRL	222	USD	109	11/01/12	—
State Street Bank & Trust Co.	BRL	80	USD	39	11/05/12	—
State Street Bank & Trust Co.	BRL	1,576	USD	776	11/05/12	—
State Street Bank & Trust Co.	BRL	1,579	USD	777	11/05/12	—
State Street Bank & Trust Co.	BRL	2,288	USD	1,116	11/05/12	(11)
State Street Bank & Trust Co.	BRL	3,000	USD	1,471	11/05/12	(6)
State Street Bank & Trust Co.	BRL	5,363	USD	2,642	11/05/12	1
State Street Bank & Trust Co.	BRL	8,363	USD	4,117	11/05/12	(1)
State Street Bank & Trust Co.	BRL	15,314	USD	7,539	11/05/12	(1)
State Street Bank & Trust Co.	BRL	16,181	USD	7,946	11/05/12	(20)
State Street Bank & Trust Co.	BRL	15,314	USD	7,516	12/04/12	6
State Street Bank & Trust Co.	CLP	310,903	USD	654	12/14/12	11
State Street Bank & Trust Co.	COP	1,304,004	USD	719	12/14/12	11
State Street Bank & Trust Co.	GBP	26	USD	42	11/02/12	—
State Street Bank & Trust Co.	GBP	37	USD	59	11/02/12	—

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	223

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Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	GBP	32	USD	52	11/05/12	—
State Street Bank & Trust Co.	HKD	182	USD	23	11/01/12	—
State Street Bank & Trust Co.	HKD	185	USD	24	11/01/12	—
State Street Bank & Trust Co.	HKD	239	USD	31	11/01/12	—
State Street Bank & Trust Co.	HKD	404	USD	52	11/01/12	—
State Street Bank & Trust Co.	HKD	1,748	USD	225	11/02/12	—
State Street Bank & Trust Co.	HKD	1,753	USD	226	11/02/12	—
State Street Bank & Trust Co.	HKD	5,454	USD	704	11/02/12	—
State Street Bank & Trust Co.	HKD	1,000	USD	129	12/19/12	—
State Street Bank & Trust Co.	HKD	3,000	USD	387	12/19/12	—
State Street Bank & Trust Co.	HKD	4,000	USD	516	12/19/12	—
State Street Bank & Trust Co.	HKD	10,000	USD	1,290	12/19/12	—
State Street Bank & Trust Co.	HKD	10,000	USD	1,290	12/19/12	—
State Street Bank & Trust Co.	HKD	12,000	USD	1,548	12/19/12	—
State Street Bank & Trust Co.	HKD	30,000	USD	3,869	12/19/12	(3)
State Street Bank & Trust Co.	IDR	284,395	USD	30	11/01/12	—
State Street Bank & Trust Co.	IDR	315,718	USD	33	11/01/12	—
State Street Bank & Trust Co.	IDR	555,603	USD	58	11/01/12	—
State Street Bank & Trust Co.	IDR	64,659	USD	7	11/02/12	—
State Street Bank & Trust Co.	IDR	87,930	USD	9	11/02/12	—
State Street Bank & Trust Co.	IDR	407,911	USD	42	11/02/12	—
State Street Bank & Trust Co.	IDR	715,283	USD	74	11/02/12	—
State Street Bank & Trust Co.	IDR	10,497,230	USD	1,084	12/14/12	(3)
State Street Bank & Trust Co.	INR	48,950	USD	892	12/14/12	(11)
State Street Bank & Trust Co.	INR	12,000	USD	225	12/19/12	4
State Street Bank & Trust Co.	KRW	661,430	USD	591	12/14/12	(14)
State Street Bank & Trust Co.	KRW	777,494	USD	686	12/14/12	(25)
State Street Bank & Trust Co.	KRW	965,416	USD	861	12/14/12	(22)
State Street Bank & Trust Co.	KRW	1,062,342	USD	946	12/14/12	(26)
State Street Bank & Trust Co.	KRW	1,572,878	USD	1,382	12/14/12	(57)
State Street Bank & Trust Co.	KRW	5,873,644	USD	5,178	12/14/12	(195)
State Street Bank & Trust Co.	KRW	5,000,000	USD	4,552	12/20/12	(20)
State Street Bank & Trust Co.	MXN	64	USD	5	11/01/12	—
State Street Bank & Trust Co.	MXN	100	USD	8	11/01/12	—
State Street Bank & Trust Co.	MXN	450	USD	34	11/05/12	—
State Street Bank & Trust Co.	MXN	166	USD	13	11/06/12	—
State Street Bank & Trust Co.	MXN	3,000	USD	232	12/19/12	4
State Street Bank & Trust Co.	MXN	10,000	USD	772	12/19/12	11
State Street Bank & Trust Co.	MYR	78	USD	25	11/01/12	—
State Street Bank & Trust Co.	MYR	511	USD	167	11/01/12	(1)
State Street Bank & Trust Co.	MYR	33	USD	11	11/02/12	—
State Street Bank & Trust Co.	PEN	1,562	USD	599	12/14/12	(3)
State Street Bank & Trust Co.	RUB	26,288	USD	847	12/14/12	15
State Street Bank & Trust Co.	RUB	27,697	USD	864	12/14/12	(12)
State Street Bank & Trust Co.	RUB	199,749	USD	6,220	12/14/12	(101)
State Street Bank & Trust Co.	THB	1,363	USD	44	11/02/12	—
State Street Bank & Trust Co.	THB	53,853	USD	1,726	12/14/12	(26)
State Street Bank & Trust Co.	TRY	89	USD	50	11/02/12	—
State Street Bank & Trust Co.	TRY	1,019	USD	557	12/14/12	(9)
State Street Bank & Trust Co.	TRY	1,797	USD	987	12/14/12	(10)
State Street Bank & Trust Co.	TRY	4,303	USD	2,380	12/14/12	(7)
State Street Bank & Trust Co.	ZAR	417	USD	48	11/01/12	—
State Street Bank & Trust Co.	ZAR	36,600	USD	4,183	12/14/12	(12)

See accompanying notes which are an integral part of the financial statements.

224	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	ZAR	7,000	USD	828	12/19/12	26
UBS AG	USD	2,640	BRL	5,363	11/05/12	—
UBS AG	USD	2,630	BRL	5,363	12/04/12	—
UBS AG	USD	94	ZAR	813	11/02/12	—
UBS AG	BRL	5,363	USD	2,641	11/05/12	1
UBS AG	HKD	1,951	USD	252	11/02/12	—

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(388)

Index Swaps
Fund Receives Underlying Security	Counterparty	Notional Amount		Terms	Termination Date	Fair Value $

Bovespa Index Future	Goldman Sachs	BRL	12,651	Total Return of Underlying Security at Termination	12/12/12	(296)
Bovespa Index Future	Goldman Sachs	BRL	10,907	Total Return of Underlying Security at Termination	12/12/12	(284)

Total Fair Value of Open Index Swap Contracts Premiums Paid (Received) - $- (å)						(580)

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Argentina	$613	$—	$—	$613	—	*
Austria	1,063	—	—	1,063	0.1
Bermuda	22,292	—	—	22,292	1.2
Brazil	202,450	—	450	202,900	11.2
Canada	7,795	—	—	7,795	0.4
Cayman Islands	94,970	—	114	95,084	5.2
Chile	11,981	—	—	11,981	0.7
China	102,043	—	—	102,043	5.6
Colombia	8,760	—	—	8,760	0.5
Cyprus	4,707	—	401	5,108	0.3
Czech Republic	3,500	—	—	3,500	0.2
Egypt	6,419	—	—	6,419	0.4
Greece	1,650	—	—	1,650	0.1
Guernsey	479	—	—	479	—	*
Hong Kong	84,639	—	—	84,639	4.7
Hungary	8,662	—	—	8,662	0.5
India	89,544	—	—	89,544	4.9
Indonesia	67,573	—	—	67,573	3.7
Ireland	1,917	—	—	1,917	0.1
Israel	2,147	—	—	2,147	0.1
Jersey	1,353	—	—	1,353	0.1

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	225

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Russell Emerging Markets Fund

Presentation of Portfolio Holdings, continued — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Kazakhstan	$2,488	$—	$—	$2,488	0.1
Luxembourg	27,564	—	—	27,564	1.5
Malaysia	29,137	—	—	29,137	1.6
Mexico	92,603	—	—	92,603	5.1
Netherlands	2,903	—	—	2,903	0.2
Nigeria	8,098	—	—	8,098	0.4
Panama	2,757	—	—	2,757	0.2
Peru	1,977	—	—	1,977	0.1
Philippines	21,723	—	—	21,723	1.2
Poland	18,417	—	—	18,417	1.0
Russia	120,874	—	532	121,406	6.7
South Africa	86,790	—	—	86,790	4.8
South Korea	210,375	—	—	210,375	11.6
Spain	2,314	—	—	2,314	0.1
Taiwan	100,107	—	—	100,107	5.5
Thailand	77,119	—	—	77,119	4.2
Turkey	60,826	—	—	60,826	3.3
United Arab Emirates	503	—	—	503	—	*
United Kingdom	36,648	—	—	36,648	2.0
United States	14,726	—	—	14,726	0.8
Zimbabwe	581	—	—	581	—	*
Investments in Other Funds	—	16,916	—	16,916	0.9
Preferred Stocks	47,735	—	—	47,735	2.6
Certificates of Participation	—	5,617	1,366	6,983	0.4
Warrants & Rights	4,112	449	—	4,561	0.3
Short-Term Investments	—	67,524	—	67,524	3.7
Other Securities	—	106,184	—	106,184	5.8

Total Investments	1,694,934	196,690	2,863	1,894,487	104.1

Other Assets and Liabilities, Net					(4.1)

					100.0

Other Financial Instruments
Futures Contracts	49	—	—	49	—	*
Foreign Currency Exchange Contracts	(6)	(382)	—	(388)	—	*
Index Swaps	—	(580)	—	(580)	—	*

Total Other Financial Instruments**	$43	$(962)	$—	$(919)

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October 31, 2012 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

226	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Fair Value of Derivative Instruments — October 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$1,052
Daily variation margin on futures contracts*	507	—

Total	$507	$1,052

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$1,440
Daily variation margin on futures contracts*	458	—
Index swap contracts, at fair value	580	—

Total	$1,038	$1,440

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$8,588	$—
Foreign currency-related transactions**	—	(2,456)

Total	$8,588	$(2,456)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(5,057)	$—
Index swap contracts	(2,985)	—
Foreign currency-related transactions***	—	(783)

Total	$(8,042)	$(783)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Russell Emerging Markets Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$1,662,929
Investments, at fair value**, ***	1,894,487
Cash	103
Cash (restricted)(a)	15,550
Foreign currency holdings*	4,621
Unrealized appreciation on foreign currency exchange contracts	1,052
Receivables:
Dividends and interest	2,932
Dividends from affiliated Russell funds	9
Investments sold	11,401
Fund shares sold	3,952
Foreign taxes recoverable	44
Daily variation margin on futures contracts	10,993
Other receivable	3
Prepaid expenses	7

Total assets	1,945,154

Liabilities
Payables:
Investments purchased	8,094
Fund shares redeemed	4,286
Accrued fees to affiliates	2,147
Other accrued expenses	278
Deferred capital gains tax liability	2,127
Unrealized depreciation on foreign currency exchange contracts	1,440
Payable upon return of securities loaned	106,184
Index swap contracts, at fair value	580

Total liabilities	125,136

Net Assets	$1,820,018

See accompanying notes which are an integral part of the financial statements.

228	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Statement of Assets and Liabilities, continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(17,527)
Accumulated net realized gain (loss)	(31,722)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	229,431
Futures contracts	49
Index swap contracts	(580)
Foreign currency-related transactions	(156)
Other investments	(20)
Shares of beneficial interest	1,017
Additional paid-in capital	1,639,526

Net Assets	$1,820,018

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$17.79
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$18.88
Class A — Net assets	$20,585,085
Class A — Shares outstanding ($.01 par value)	1,157,261
Net asset value per share: Class C(#)	$16.72
Class C — Net assets	$31,670,688
Class C — Shares outstanding ($.01 par value)	1,894,716
Net asset value per share: Class E(#)	$17.83
Class E — Net assets	$38,807,500
Class E — Shares outstanding ($.01 par value)	2,176,141
Net asset value per share: Class S(#)	$17.91
Class S — Net assets	$1,341,105,547
Class S — Shares outstanding ($.01 par value)	74,865,129
Net asset value per share: Class Y(#)	$17.96
Class Y — Net assets	$387,848,764
Class Y — Shares outstanding ($.01 par value)	21,599,930
Amounts in thousands

* Foreign currency holdings - cost	$4,938
** Securities on loan included in investments	$104,883
*** Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$171,780
(a) Cash Collateral for Futures	$15,550

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

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Russell Emerging Markets Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Dividends	$48,581
Dividends from affiliated Russell funds	127
Interest	5,618
Securities lending income	1,646
Less foreign taxes withheld	(4,965)

Total investment income	51,007

Expenses
Advisory fees	20,719
Administrative fees	891
Custodian fees	1,533
Distribution fees - Class A	53
Distribution fees - Class C	252
Transfer agent fees - Class A	39
Transfer agent fees - Class C	62
Transfer agent fees - Class E	79
Transfer agent fees - Class S	2,353
Transfer agent fees - Class Y	20
Professional fees	159
Registration fees	144
Shareholder servicing fees - Class C	84
Shareholder servicing fees - Class E	106
Trustees’ fees	41
Printing fees	99
Miscellaneous	39

Expenses before reductions	26,673
Expense reductions	— **

Net expenses	26,673

Net investment income (loss)	24,334

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(15,258)
Futures contracts	8,588
Interest rate swap contracts	1,684
Foreign currency-related transactions	(2,256)

Net realized gain (loss)	(7,242)

Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	68,959
Futures contracts	(5,057)
Index swap contracts	(2,985)
Foreign currency-related transactions	(790)
Other investments	8

Net change in unrealized appreciation (depreciation)	60,135

Net realized and unrealized gain (loss)	52,893

Net Increase (Decrease) in Net Assets from Operations	$77,227

**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

230	Russell Emerging Markets Fund

Russell Investment Company

Russell Emerging Markets Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$24,334	$24,547
Net realized gain (loss)	(7,242)	93,745
Net change in unrealized appreciation (depreciation)	60,135	(300,535)

Net increase (decrease) in net assets from operations	77,227	(182,243)

Distributions
From net investment income
Class A	(259)	(407)
Class C	(148)	(578)
Class E	(550)	(737)
Class S	(17,833)	(22,318)
Class Y	(7,858)	(11,005)
From net realized gain
Class A	(828)	—
Class C	(1,481)	—
Class E	(1,741)	—
Class S	(46,480)	—
Class Y	(18,279)	—

Net decrease in net assets from distributions	(95,457)	(35,045)

Share Transactions*
Net increase (decrease) in net assets from share transactions	47,133	327,590
Fund Reimbursements	—	10

Total Net Increase (Decrease) in Net Assets	28,903	110,312

Net Assets
Beginning of period	1,791,115	1,680,803

End of period	$1,820,018	$1,791,115

Undistributed (overdistributed) net investment income included in net assets	$(17,527)	$(19,557)

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	231

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Russell Emerging Markets Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	216	$3,733	443	$8,788
Proceeds from reinvestment of distributions	61	992	19	373
Payments for shares redeemed	(329)	(5,694)	(305)	(5,989)

Net increase (decrease)	(52)	(969)	157	3,172

Class C
Proceeds from shares sold	223	3,683	422	8,037
Proceeds from reinvestment of distributions	103	1,580	28	540
Payments for shares redeemed	(605)	(9,885)	(616)	(11,699)

Net increase (decrease)	(279)	(4,622)	(166)	(3,122)

Class E
Proceeds from shares sold	649	11,431	1,097	21,891
Proceeds from reinvestment of distributions	134	2,176	34	690
Payments for shares redeemed	(1,126)	(19,289)	(559)	(10,986)

Net increase (decrease)	(343)	(5,682)	572	11,595

Class S
Proceeds from shares sold	23,194	403,137	26,449	528,034
Proceeds from reinvestment of distributions	3,787	61,685	1,028	20,691
Payments for shares redeemed	(18,929)	(328,887)	(12,650)	(249,140)

Net increase (decrease)	8,052	135,935	14,827	299,585

Class Y
Proceeds from shares sold	2,404	40,737	3,723	72,014
Proceeds from reinvestment of distributions	1,603	26,136	546	11,005
Payments for shares redeemed	(8,283)	(144,402)	(3,169)	(66,659)

Net increase (decrease)	(4,276)	(77,529)	1,100	16,360

Total increase (decrease)	3,102	$47,133	16,490	$327,590

See accompanying notes which are an integral part of the financial statements.

232	Russell Emerging Markets Fund

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Russell Investment Company

Russell Emerging Markets Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions
Class A
October 31, 2012	18.06	.19	.46	.65	(.22)	(.70)	(.92)
October 31, 2011	20.37	.21	(2.14)	(1.93)	(.38)	—	(.38)
October 31, 2010	16.44	.08	4.29	4.37	(.44)	—	(.44)
October 31, 2009	10.59	.08	6.27	6.35	—	(.50)	(.50)
October 31, 2008	30.85	.42	(14.73)	(14.31)	(.73)	(5.22)	(5.95)
Class C
October 31, 2012	16.99	.05	.45	.50	(.07)	(.70)	(.77)
October 31, 2011	19.20	.05	(2.02)	(1.97)	(.24)	—	(.24)
October 31, 2010	15.53	(.05)	4.06	4.01	(.34)	—	(.34)
October 31, 2009	10.11	(.01)	5.93	5.92	—	(.50)	(.50)
October 31, 2008	29.66	.22	(14.06)	(13.84)	(.49)	(5.22)	(5.71)
Class E
October 31, 2012	18.10	.18	.47	.65	(.22)	(.70)	(.92)
October 31, 2011	20.41	.22	(2.16)	(1.94)	(.37)	—	(.37)
October 31, 2010	16.47	.08	4.30	4.38	(.44)	—	(.44)
October 31, 2009	10.61	.08	6.28	6.36	—	(.50)	(.50)
October 31, 2008	30.84	.38	(14.71)	(14.33)	(.68)	(5.22)	(5.90)
Class S
October 31, 2012	18.19	.23	.46	.69	(.27)	(.70)	(.97)
October 31, 2011	20.50	.27	(2.17)	(1.90)	(.41)	—	(.41)
October 31, 2010	16.52	.12	4.33	4.45	(.47)	—	(.47)
October 31, 2009	10.62	.11	6.29	6.40	—	(.50)	(.50)
October 31, 2008	30.86	.44	(14.72)	(14.28)	(.74)	(5.22)	(5.96)
Class Y
October 31, 2012	18.23	.26	.47	.73	(.30)	(.70)	(1.00)
October 31, 2011	20.54	.29	(2.16)	(1.87)	(.44)	—	(.44)
October 31, 2010	16.55	.15	4.33	4.48	(.49)	—	(.49)
October 31, 2009	10.62	.13	6.30	6.43	—	(.50)	(.50)
October 31, 2008(2)	15.72	.01	(5.11)	(5.10)	—	—	—

See accompanying notes which are an integral part of the financial statements.

234	Russell Emerging Markets Fund

$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

17.79	4.11	20,585	1.75	1.75	1.07	94
18.06	(9.67)	21,834	1.78	1.78	1.06	73
20.37	27.09	21,428	1.78	1.78	.47	67
16.44	62.81	11,624	1.78	1.78	.66	77
10.59	(56.41)	7,595	1.92	1.92	2.15	65

16.72	3.37	31,671	2.50	2.50	.29	94
16.99	(10.37)	36,942	2.53	2.53	.25	73
19.20	26.15	44,932	2.53	2.53	(.29)	67
15.53	61.74	34,286	2.53	2.53	(.11)	77
10.11	(56.77)	25,058	2.66	2.66	1.12	65

17.83	4.11	38,808	1.75	1.75	1.05	94
18.10	(9.70)	45,591	1.78	1.78	1.11	73
20.41	27.13	39,733	1.78	1.78	.44	67
16.47	62.78	28,078	1.78	1.78	.66	77
10.61	(56.41)	17,976	1.91	1.91	1.86	65

17.91	4.33	1,341,106	1.50	1.50	1.33	94
18.19	(9.45)	1,215,031	1.53	1.53	1.34	73
20.50	27.41	1,065,718	1.53	1.53	.70	67
16.52	63.37	788,455	1.53	1.53	.91	77
10.62	(56.33)	520,064	1.65	1.65	2.15	65

17.96	4.58	387,848	1.32	1.32	1.50	94
18.23	(9.30)	471,717	1.35	1.35	1.45	73
20.54	27.60	508,992	1.35	1.35	.85	67
16.55	63.67	355,564	1.36	1.36	1.10	77
10.62	(32.44)	305,585	1.63	1.63	1.06	65

See accompanying notes which are an integral part of the financial statements.

Russell Emerging Markets Fund	235

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Russell Tax-Managed U.S. Large Cap Fund - Class A ‡
	Total Return
1 Year	7.01%
5 Years	(1.78	)%§
10 Years	5.56	%§

Russell Tax-Managed U.S. Large Cap Fund - Class C
	Total Return
1 Year	12.71%
5 Years	(1.33	)%§
10 Years	5.40	%§

Russell Tax-Managed U.S. Large Cap Fund - Class E
	Total Return
1 Year	13.57%
5 Years	(0.59	)%§
10 Years	6.20	%§

Russell Tax-Managed U.S. Large Cap Fund - Class S
	Total Return
1 Year	13.84%
5 Years	(0.34	)%§
10 Years	6.45	%§

S&P 500® Index **
	Total Return
1 Year	15.21%
5 Years	0.36	%§
10 Years	6.91	%§

236	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Russell Tax-Managed U.S. Large Cap Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of October 31, 2012, the Fund had five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth on an after-tax basis.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Russell Tax-Managed U.S. Large Cap Fund’s Class A, Class C, Class E and Class S Shares gained 13.54%, 12.71%, 13.57% and 13.84%, respectively. This is compared to the Fund’s benchmark, the S&P 500® Index, which gained 15.21% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Large-Cap Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 13.38%. The Lipper® Large-Cap Growth Funds Average, another group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 9.71%. These results serve as peer comparisons and are expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The fiscal year ended October 31, 2012 proved to be a challenging environment for fundamental active investors. The dominance of exogenous macroeconomic events such as the ongoing European sovereign debt crisis and central bank monetary stimulus diminished the relevance of company fundamentals. Defensive areas of the market, particularly those areas that offered higher dividend yield and were by many metrics expensive on a relative valuation basis, continued to outperform as investors sought sanctuary from low bond yields and inflation concerns. These conditions resulted in a difficult environment for the average active manager, with value managers in particular challenged.

The Fund was not immune to these difficulties, with performance negatively impacted by the value managers in the Fund. These challenges impaired the Fund’s stock selection, which was negative, with selection in cyclical sectors such as energy particularly detrimental. However, the Fund was also negatively impacted by an overweight exposure to higher beta stocks (stocks with high sensitivity to market movements), a factor that was penalized by investors’ risk aversion.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The Fund employs five money managers: two growth-oriented, one market-oriented and two value-oriented. Three of the five managers employed for the fiscal year outperformed their respective benchmarks. While the growth managers employed in the Fund managed to navigate the difficult active environment, the value managers found these conditions to be particularly challenging, as areas where valuations were less attractive outperformed. In contrast, areas such as technology and energy, where valuation opportunities were most abundant, lagged.

Beginning in June 2012, through the Fund’s cash equitization process, RIMCo implemented a strategy to reduce the Fund’s overweight exposure to beta through the use of liquid index futures contracts. This strategy detracted from Fund performance because of the outperformance of risk from June 2012 through October of 2012, primarily driven by monetary stimulus. Despite this performance headwind, the derivatives strategy operated as RIMCo expected given its lower beta characteristics.

Armstrong Shaw Associates Inc. performed in-line with the Russell 1000® Value Index for the fiscal year. While the manager was penalized for negative stock selection, driven by selection in producer durables, this impact was negated by the positive performance of the manager’s sector exposures. In particular, the manager was rewarded for an overweight exposure to consumer discretionary and an underweight exposure to technology.

J.P. Morgan Investment Management Inc. outperformed the S&P 500® Index for the fiscal year. This was the result of positive stock selection, primarily from selection within the consumer discretionary and technology sectors.

NWQ Investment Management Company, LLC (“NWQ”) was hired in December 2011 and underperformed the Russell 1000® Index for the portion of the fiscal year in which it was a money manager for the Fund. Negative stock selection accounted for the majority of the underperformance, driven by selection in energy and materials & processing. However, sector allocations also detracted, with an overweight exposure to technology the largest detractor.

Russell Tax-Managed U.S. Large Cap Fund	237

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Sands Capital Management, LLC outperformed the Russell 1000® Growth Index for the fiscal year. Both stock selection and sector exposures contributed positively to performance. Stock selection in the health care sector was the largest positive contributor, while an overweight exposure to the energy sector was also rewarded.

Sustainable Growth Advisers, LP outperformed the Russell 1000® Growth Index for the fiscal year. Stock selection accounted for the majority of the outperformance, with selection in the consumer discretionary sector the largest positive contributor. However, sector exposures also contributed positively to performance, helped by an overweight exposure to energy.

Palisades Investment Partners, LLC (“Palisades”) was terminated in December 2011 and underperformed the Russell 1000® Value Index during the portion of the fiscal year in which it was a money manager for the Fund. Performance was driven by negative stock selection, with selection in consumer discretionary the primary dectror.

Describe any changes to the Fund’s structure or the money manager line-up.

In December 2011, RIMCo terminated Palisades Investment Partners, LLC and hired NWQ Investment Management Company, LLC.

Money Managers as of October 31, 2012	Styles
Armstrong Shaw Associates Inc.	Value
J.P. Morgan Investment Management Inc.	Market-Oriented
NWQ Investment Management Company, LLC	Value
Sands Capital Management, LLC	Growth
Sustainable Growth Advisers, LP	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2002.

**

The Standard & Poor’s 500® Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

‡	The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

238	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$995.06	$1,018.95
Expenses Paid During Period*	$6.17	$6.24

*	Expenses are equal to the Fund’s annualized expense ratio of 1.23% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$991.15	$1,015.38
Expenses Paid During Period*	$9.71	$9.83

*	Expenses are equal to the Fund’s annualized expense ratio of 1.94% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$995.06	$1,019.15
Expenses Paid During Period*	$5.97	$6.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.19% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Tax-Managed U.S. Large Cap Fund	239

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$996.42	$1,020.41
Expenses Paid During Period*	$4.72	$4.77

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

240	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Common Stocks - 91.6%
Consumer Discretionary - 14.7%
Amazon.com, Inc. (Æ)	40,670	9,469
AutoZone, Inc. (Æ)	2,200	825
Carnival Corp.	14,700	557
CBS Corp. Class B	37,500	1,215
Chipotle Mexican Grill, Inc. Class A (Æ)	3,379	860
Coach, Inc.	54,200	3,038
Comcast Corp. Class A (Æ)	180,487	6,653
DISH Network Corp. Class A	6,400	228
DR Horton, Inc. (Ñ)	6,600	138
eBay, Inc. (Æ)	77,150	3,725
Expedia, Inc.	12,200	721
Family Dollar Stores, Inc.	1,800	119
Ford Motor Co. (Ñ)	221,030	2,467
General Motors Co. (Æ)	81,300	2,073
Home Depot, Inc.	36,700	2,253
Johnson Controls, Inc.	19,800	510
Kohl’s Corp.	38,209	2,036
Las Vegas Sands Corp.	56,500	2,624
Lennar Corp. Class A (Ñ)	2,800	105
Lowe’s Cos., Inc.	128,690	4,167
Lululemon Athletica, Inc. (Æ)	3,000	207
Macy’s, Inc.	12,500	476
Marriott Vacations Worldwide Corp. (Æ)	349	14
McDonald’s Corp.	2,500	217
Nike, Inc. Class B	25,800	2,357
NVR, Inc. (Æ)	200	181
priceline.com, Inc. (Æ)	4,200	2,410
PulteGroup, Inc. (Æ)	51,000	884
Royal Caribbean Cruises, Ltd.	11,100	374
Ryland Group, Inc. (The)	2,000	68
Starbucks Corp.	84,160	3,863
Starwood Hotels & Resorts Worldwide, Inc. (ö)	28,460	1,476
Target Corp.	25,300	1,613
Time Warner Cable, Inc.	10,800	1,070
Time Warner, Inc.	86,900	3,776
TJX Cos., Inc.	23,100	962
VF Corp.	5,800	907
Viacom, Inc. Class B	34,700	1,779
WABCO Holdings, Inc. (Æ)	18,240	1,068
Wal-Mart Stores, Inc.	10,100	758
Walt Disney Co. (The)	7,200	353
Wyndham Worldwide Corp.	61,454	3,097
Yum! Brands, Inc.	50,890	3,568

		75,261

Consumer Staples - 6.0%
Archer-Daniels-Midland Co.	26,900	722
Campbell Soup Co. (Ñ)	10,100	356
Cia de Bebidas das Americas - ADR	49,520	2,020
Coca-Cola Co. (The)	164,300	6,109
Coca-Cola Enterprises, Inc.	8,900	280
Colgate-Palmolive Co.	36,700	3,852
ConAgra Foods, Inc.	14,900	415
Constellation Brands, Inc. Class A (Æ)	3,600	127

	Principal Amount ($) or Shares	Fair Value $
CVS Caremark Corp.	113,172	5,251
Dr Pepper Snapple Group, Inc.	9,700	416
Energizer Holdings, Inc.	1,000	73
General Mills, Inc.	24,400	978
Kimberly-Clark Corp.	1,700	142
Kraft Foods Group, Inc. (Æ)	20,300	923
Kroger Co. (The)	8,200	207
Mondelez International, Inc. Class A	60,900	1,616
PepsiCo, Inc.	26,400	1,828
Philip Morris International, Inc.	26,800	2,373
Procter & Gamble Co. (The)	37,400	2,589
Walgreen Co.	9,500	335

		30,612

Energy - 10.5%
Anadarko Petroleum Corp.	5,500	378
Apache Corp.	55,383	4,583
Baker Hughes, Inc.	16,900	709
Cameron International Corp. (Æ)	56,506	2,862
Chevron Corp.	51,684	5,696
ConocoPhillips (Ñ)	15,600	903
Denbury Resources, Inc. (Æ)	10,300	158
Devon Energy Corp.	26,677	1,553
Dresser-Rand Group, Inc. (Æ)	44,359	2,286
Ensco PLC Class A	12,800	740
EOG Resources, Inc.	6,400	746
Exxon Mobil Corp.	40,046	3,651
FMC Technologies, Inc. (Æ)	42,300	1,730
Halliburton Co.	130,793	4,223
Kinder Morgan, Inc.	104,882	3,640
Marathon Oil Corp.	13,000	391
Marathon Petroleum Corp.	1,700	93
National Oilwell Varco, Inc.	74,450	5,487
Noble Energy, Inc.	9,700	922
Occidental Petroleum Corp.	28,800	2,274
Peabody Energy Corp.	15,500	432
Phillips 66 (Æ)	2,700	127
Royal Dutch Shell PLC - ADR (Æ)	19,658	1,346
Schlumberger, Ltd.	89,050	6,192
Southwestern Energy Co. (Æ)	40,500	1,405
Valero Energy Corp.	39,200	1,141
Walter Energy, Inc. Class A	3,500	122
Williams Cos., Inc. (The)	4,800	168

		53,958

Financial Services - 14.3%
ACE, Ltd.	37,522	2,951
Alexandria Real Estate Equities, Inc. (ö)	5,800	409
Allstate Corp. (The)	4,200	168
American Express Co.	55,200	3,090
American International Group, Inc. (Æ)	49,100	1,715
American Tower Corp. Class A (ö)	1,100	83
Ameriprise Financial, Inc.	6,200	362
Aon PLC	31,000	1,672
Axis Capital Holdings, Ltd.	2,000	72
Bank of America Corp.	186,100	1,734
Bank of New York Mellon Corp. (The)	8,200	203

Russell Tax-Managed U.S. Large Cap Fund	241

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Berkshire Hathaway, Inc. Class B (Æ)	2,800	242
Brandywine Realty Trust (ö)	13,800	160
Capital One Financial Corp.	36,500	2,196
CBL & Associates Properties, Inc. (ö)	8,200	183
Citigroup, Inc.	107,300	4,012
CME Group, Inc. Class A	8,700	487
Comerica, Inc.	16,500	492
Discover Financial Services	8,700	357
DuPont Fabros Technology, Inc. (ö)	3,000	64
Essex Property Trust, Inc. (ö)	600	90
Everest Re Group, Ltd.	3,100	344
Goldman Sachs Group, Inc. (The)	37,706	4,615
Hartford Financial Services Group, Inc.	133,300	2,894
HCP, Inc. (ö)	2,000	89
Highwoods Properties, Inc. (ö)	5,800	187
IntercontinentalExchange, Inc. (Æ)	17,500	2,293
Invesco, Ltd.	37,900	922
JPMorgan Chase & Co.	80,076	3,338
KeyCorp	17,500	147
LaSalle Hotel Properties (ö)	4,400	105
Liberty Property Trust (ö)	12,100	425
Loews Corp.	27,550	1,165
Mastercard, Inc. Class A	7,883	3,634
MetLife, Inc.	179,098	6,356
Morgan Stanley	10,500	182
Post Properties, Inc. (ö)	3,200	156
Prologis, Inc. (ö)	9,600	329
Prudential Financial, Inc.	13,800	787
Public Storage (ö)	1,200	166
Regions Financial Corp.	17,300	113
Simon Property Group, Inc. (ö)	5,100	776
State Street Corp.	78,000	3,476
SunTrust Banks, Inc.	28,200	767
TD Ameritrade Holding Corp.	9,800	154
Unum Group	91,050	1,846
US Bancorp	12,700	422
Ventas, Inc. (ö)	4,400	278
Visa, Inc. Class A	67,005	9,298
Wells Fargo & Co.	225,782	7,607

		73,613

Health Care - 13.5%
Abbott Laboratories	79,785	5,228
Aetna, Inc.	4,000	175
Alexion Pharmaceuticals, Inc. (Æ)	31,800	2,874
Allergan, Inc.	44,121	3,967
AmerisourceBergen Corp. Class A	15,500	611
Amgen, Inc.	21,449	1,856
athenahealth, Inc. (Æ)(Ñ)	11,900	765
Baxter International, Inc.	11,100	695
Biogen Idec, Inc. (Æ)	11,100	1,534
BioMarin Pharmaceutical, Inc. (Æ)	19,600	726
CareFusion Corp. (Æ)	20,700	550
Celgene Corp. (Æ)	19,900	1,459
Cerner Corp. (Æ)	65,410	4,984
Covidien PLC	86,048	4,728
Express Scripts Holding Co. (Æ)	38,099	2,345

	Principal Amount ($) or Shares	Fair Value $
Humana, Inc.	10,300	765
Intuitive Surgical, Inc. (Æ)	7,580	4,110
Johnson & Johnson	10,200	722
McKesson Corp.	1,900	177
Merck & Co., Inc.	109,700	5,006
Mylan, Inc. (Æ)	124,590	3,157
Novo Nordisk A/S - ADR	11,680	1,872
Onyx Pharmaceuticals, Inc. (Æ)	1,000	78
PerkinElmer, Inc.	2,100	65
Perrigo Co.	21,780	2,505
Pfizer, Inc.	193,200	4,805
Regeneron Pharmaceuticals, Inc. (Æ)	12,059	1,716
Sanofi - ADR	59,300	2,600
Teva Pharmaceutical Industries, Ltd. - ADR	34,600	1,399
Thermo Fisher Scientific, Inc.	50,744	3,099
UnitedHealth Group, Inc.	73,210	4,100
Valeant Pharmaceuticals International, Inc. (Æ)	2,500	140
Vertex Pharmaceuticals, Inc. (Æ)	6,600	319
Watson Pharmaceuticals, Inc. Class B (Æ)	900	77

		69,209

Materials and Processing - 4.8%
Air Products & Chemicals, Inc.	13,800	1,070
Alcoa, Inc.	63,900	548
AngloGold Ashanti, Ltd. - ADR	63,350	2,153
Ball Corp.	3,000	128
Barrick Gold Corp.	42,300	1,713
CF Industries Holdings, Inc.	1,700	349
Crown Holdings, Inc. (Æ)	6,500	249
Dow Chemical Co. (The)	15,500	454
Ecolab, Inc.	49,450	3,442
EI du Pont de Nemours & Co.	26,400	1,175
Freeport-McMoRan Copper & Gold, Inc.	10,200	396
Georgia Gulf Corp.	4,500	159
Masco Corp.	24,100	364
Monsanto Co.	35,820	3,083
Mosaic Co. (The)	61,363	3,212
PPG Industries, Inc.	2,500	293
Praxair, Inc.	55,628	5,908

		24,696

Producer Durables - 8.3%
ADT Corp. (The) (Æ)	50,083	2,079
Automatic Data Processing, Inc.	55,500	3,207
CSX Corp.	128,244	2,625
Cummins, Inc.	2,600	243
Danone - ADR (Æ)	136,480	1,679
Deere & Co.	1,500	128
Emerson Electric Co.	28,300	1,371
FedEx Corp.	4,100	377
Fluor Corp.	24,500	1,368
General Electric Co.	72,000	1,516
Genpact, Ltd.	4,800	85
Honeywell International, Inc.	66,712	4,086
Ingersoll-Rand PLC	22,300	1,049
Joy Global, Inc.	29,220	1,825

242	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Norfolk Southern Corp.	19,300	1,184
PACCAR, Inc.	49,200	2,132
Parker Hannifin Corp. (Ñ)	800	63
Pentair, Ltd. (Æ)	9,710	410
Pitney Bowes, Inc. (Ñ)	36,100	519
Raytheon Co.	16,900	956
Southwest Airlines Co.	6,600	58
SPX Corp.	7,300	501
Tyco International, Ltd.	87,348	2,347
Union Pacific Corp.	28,270	3,478
United Parcel Service, Inc. Class B	33,288	2,438
United Technologies Corp.	67,046	5,240
WW Grainger, Inc.	7,434	1,497

		42,461

Technology - 16.1%
Adobe Systems, Inc. (Æ)	16,700	568
Altera Corp.	16,600	506
Apple, Inc.	33,400	19,876
ASML Holding NV Class G (Ñ)	57,200	3,144
Broadcom Corp. Class A (Æ)	19,500	615
CA, Inc.	110,500	2,488
Cisco Systems, Inc.	202,000	3,462
Citrix Systems, Inc. (Æ)	3,300	204
Cognizant Technology Solutions Corp. Class A (Æ)	10,600	706
Crown Castle International Corp. (Æ)	1,800	120
EMC Corp. (Æ)	77,257	1,887
F5 Networks, Inc. (Æ)	17,700	1,460
Facebook, Inc. Class A (Æ)(Ñ)	55,200	1,166
Google, Inc. Class A (Æ)	17,347	11,792
Hewlett-Packard Co.	93,900	1,300
Intel Corp.	24,100	521
International Business Machines Corp.	22,913	4,457
KLA-Tencor Corp.	2,100	98
Lam Research Corp. (Æ)	22,025	780
LinkedIn Corp. Class A (Æ)	800	86
LSI Corp. (Æ)	43,600	299
Marvell Technology Group, Ltd.	18,800	148
Microsoft Corp.	187,400	5,347
Oracle Corp.	167,540	5,202
QUALCOMM, Inc.	104,320	6,111
Red Hat, Inc. (Æ)	46,040	2,264
Salesforce.com, Inc. (Æ)	34,900	5,095
SanDisk Corp. (Æ)	2,700	113
SAP AG - ADR (Ñ)	34,080	2,484
Texas Instruments, Inc.	6,800	191
Xilinx, Inc.	9,300	305

		82,795

Utilities - 3.4%
AGL Resources, Inc.	1,500	61
Ameren Corp.	2,400	79
American Electric Power Co., Inc.	17,800	791

	Principal Amount ($) or Shares		Fair Value $
AT&T, Inc.	32,800		1,135
Atmos Energy Corp.	800		29
Calpine Corp. (Æ)	160,582		2,826
Canadian Natural Resources, Ltd.	59,350		1,793
NextEra Energy, Inc.	19,200		1,345
NiSource, Inc.	19,000		484
NRG Energy, Inc.	36,100		778
NV Energy, Inc.	34,100		648
OGE Energy Corp.	2,000		115
ONEOK, Inc.	800		38
PG&E Corp.	22,500		957
Sempra Energy	14,500		1,012
Sprint Nextel Corp. (Æ)	48,800		270
Talisman Energy, Inc.	183,950		2,097
UGI Corp.	5,400		174
Verizon Communications, Inc.	66,800		2,982

			17,614

Total Common Stocks (cost $354,624)			470,219

Short-Term Investments - 7.8%
Russell U.S. Cash Management Fund	39,984,552	(¥)	39,985

Total Short-Term Investments (cost $39,985)			39,985

Other Securities - 1.5%
Russell U.S. Cash Collateral Fund (×)	7,658,491	(¥)	7,658

Total Other Securities (cost $7,658)			7,658

Total Investments - 100.9% (identified cost $402,267)			517,862

Other Assets and Liabilities, Net - (0.9%)			(4,559)

Net Assets - 100.0%			513,303

See accompanying notes which are an integral part of the financial statements.

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Russell Tax-Managed U.S. Large Cap Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
DJIA Mini Index Futures (CME)	49	USD	3,192	12/12	(46)
S&P 500 E Mini Index Futures (CME)	154	USD	10,833	12/12	(212)
S&P 500 E-Mini Utilities Select Sector Index Futures (CME)	497	USD	18,384	12/12	352
S&P E-Mini Consumer Staples Select Sector Index Futures (CME)	788	USD	27,777	12/12	(125)
S&P E-Mini Health Care Select Sector Index Futures (CME)	255	USD	10,200	12/12	(77)

Short Positions
S&P E-Mini Materials Select Sector Index Futures (CME)	134	USD	5,055	12/12	133
S&P Midcap 400 E-Mini Index Futures (CME)	343	USD	33,549	12/12	293

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					318

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$75,261	$—	$—	$75,261	14.7
Consumer Staples	30,612	—	—	30,612	6.0
Energy	53,958	—	—	53,958	10.5
Financial Services	73,613	—	—	73,613	14.3
Health Care	69,209	—	—	69,209	13.5
Materials and Processing	24,696	—	—	24,696	4.8
Producer Durables	42,461	—	—	42,461	8.3
Technology	82,795	—	—	82,795	16.1
Utilities	17,614	—	—	17,614	3.4
Short-Term Investments	—	39,985	—	39,985	7.8
Other Securities	—	7,658	—	7,658	1.5

Total Investments	470,219	47,643	—	517,862	100.9

Other Assets and Liabilities, Net					(0.9)

					100.0

Other Financial Instruments
Futures Contracts	318	—	—	318	0.1

Total Other Financial Instruments*	$318	$—	$—	$318

*	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

244	Russell Tax-Managed U.S. Large Cap Fund

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Russell Tax-Managed U.S. Large Cap Fund

Fair Value of Derivative Instruments — October 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$778

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$460

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$1,635

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(1,005)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Russell Tax-Managed U.S. Large Cap Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$402,267
Investments, at fair value*,**	517,862
Cash (restricted)(a)	2,202
Receivables:
Dividends and interest	447
Dividends from affiliated Russell funds	4
Investments sold	873
Fund shares sold	1,634
Daily variation margin on futures contracts	12
Prepaid expenses	1

Total assets	523,035

Liabilities
Payables:
Investments purchased	650
Fund shares redeemed	946
Accrued fees to affiliates	415
Other accrued expenses	63
Payable upon return of securities loaned	7,658

Total liabilities	9,732

Net Assets	$513,303

See accompanying notes which are an integral part of the financial statements.

246	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Statement of Assets and Liabilities, continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2,178
Accumulated net realized gain (loss)	(71,569)
Unrealized appreciation (depreciation) on:
Investments	115,595
Futures contracts	318
Shares of beneficial interest	231
Additional paid-in capital	466,550

Net Assets	$513,303

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$22.11
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$23.46
Class A — Net assets	$5,764,988
Class A — Shares outstanding ($.01 par value)	260,745
Net asset value per share: Class C(#)	$21.29
Class C — Net assets	$10,732,872
Class C — Shares outstanding ($.01 par value)	504,159
Net asset value per share: Class E(#)	$22.17
Class E — Net assets	$23,578,123
Class E — Shares outstanding ($.01 par value)	1,063,575
Net asset value per share: Class S(#)	$22.28
Class S — Net assets	$473,226,959
Class S — Shares outstanding ($.01 par value)	21,239,408
Amounts in thousands

* Securities on loan included in investments	$10,486
** Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$47,643
(a) Cash Collateral for Futures	$2,202

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

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Russell Tax-Managed U.S. Large Cap Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Dividends	$7,291
Dividends from affiliated Russell funds	42
Securities lending income	51

Total investment income	7,384

Expenses
Advisory fees	3,331
Administrative fees	235
Custodian fees	89
Distribution fees - Class A	10
Distribution fees - Class C	74
Transfer agent fees - Class A	8
Transfer agent fees - Class C	18
Transfer agent fees - Class E	41
Transfer agent fees - Class S	823
Professional fees	41
Registration fees	44
Shareholder servicing fees - Class C	25
Shareholder servicing fees - Class E	54
Trustees’ fees	10
Printing fees	9
Miscellaneous	24

Expenses before reductions	4,836
Expense reductions	(189)

Net expenses	4,647

Net investment income (loss)	2,737

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	16,254
Futures contracts	1,635

Net realized gain (loss)	17,889

Net change in unrealized appreciation (depreciation) on:
Investments	41,148
Futures contracts	(1,005)

Net change in unrealized appreciation (depreciation)	40,143

Net realized and unrealized gain (loss)	58,032

Net Increase (Decrease) in Net Assets from Operations	$60,769

See accompanying notes which are an integral part of the financial statements.

248	Russell Tax-Managed U.S. Large Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,737	$1,378
Net realized gain (loss)	17,889	8,107
Net change in unrealized appreciation (depreciation)	40,143	21,845

Net increase (decrease) in net assets from operations	60,769	31,330

Distributions
From net investment income
Class A	(2)	(4)
Class E	(9)	(43)
Class S	(1,202)	(1,528)

Net decrease in net assets from distributions	(1,213)	(1,575)

Share Transactions*
Net increase (decrease) in net assets from share transactions	20,731	8,916
Fund Reimbursements	—	291

Total Net Increase (Decrease) in Net Assets	80,287	38,962

Net Assets
Beginning of period	433,016	394,054

End of period	$513,303	$433,016

Undistributed (overdistributed) net investment income included in net assets	$2,178	$662

See accompanying notes which are an integral part of the financial statements.

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Russell Tax-Managed U.S. Large Cap Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	149	$3,127	99	$1,978
Proceeds from reinvestment of distributions	—	2	—	4
Payments for shares redeemed	(26)	(550)	(2)	(37)

Net increase (decrease)	123	2,579	97	1,945

Class C
Proceeds from shares sold	161	3,266	54	1,039
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(145)	(2,984)	(189)	(3,569)

Net increase (decrease)	16	282	(135)	(2,530)

Class E
Proceeds from shares sold	292	6,209	314	6,126
Proceeds from reinvestment of distributions	—	9	2	42
Payments for shares redeemed	(277)	(5,913)	(355)	(7,116)

Net increase (decrease)	15	305	(39)	(948)

Class S
Proceeds from shares sold	4,589	97,641	5,399	106,706
Proceeds from reinvestment of distributions	57	1,116	72	1,407
Payments for shares redeemed	(3,820)	(81,192)	(4,941)	(97,664)

Net increase (decrease)	826	17,565	530	10,449

Total increase (decrease)	980	$20,731	453	$8,916

See accompanying notes which are an integral part of the financial statements.

250	Russell Tax-Managed U.S. Large Cap Fund

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Russell Investment Company

Russell Tax-Managed U.S. Large Cap Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions	$ Net Asset Value, End of Period
Class A
October 31, 2012	19.49	.06	2.58	2.64	(.02)	(.02)	22.11
October 31, 2011	18.15	.02	1.38	1.40	(.06)	(.06)	19.49
October 31, 2010(3)	16.60	—	1.55	1.55	—	—	18.15
Class C
October 31, 2012	18.88	(.08)	2.49	2.41	—	—	21.29
October 31, 2011	17.65	(.12)	1.35	1.23	—	—	18.88
October 31, 2010	15.16	(.09)	2.58	2.49	—	—	17.65
October 31, 2009	13.55	.01	1.61	1.62	(.01)	(.01)	15.16
October 31, 2008	22.78	(.01)	(9.22)	(9.23)	—	—	13.55
Class E
October 31, 2012	19.53	.08	2.57	2.65	(.01)	(.01)	22.17
October 31, 2011	18.15	.02	1.40	1.42	(.04)	(.04)	19.53
October 31, 2010	15.54	.03	2.66	2.69	(.08)	(.08)	18.15
October 31, 2009	13.96	.10	1.64	1.74	(.16)	(.16)	15.54
October 31, 2008	23.41	.14	(9.48)	(9.34)	(.11)	(.11)	13.96
Class S
October 31, 2012	19.63	.13	2.58	2.71	(.06)	(.06)	22.28
October 31, 2011	18.24	.07	1.40	1.47	(.08)	(.08)	19.63
October 31, 2010	15.61	.08	2.66	2.74	(.11)	(.11)	18.24
October 31, 2009	14.03	.14	1.64	1.78	(.20)	(.20)	15.61
October 31, 2008	23.52	.19	(9.52)	(9.33)	(.16)	(.16)	14.03

See accompanying notes which are an integral part of the financial statements.

252	Russell Tax-Managed U.S. Large Cap Fund

% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

13.54	5,765	1.23	1.23	.29	48
7.73	2,682	1.24	1.24	.10	58
9.34	729	1.24	1.24	(.01)	82

12.71	10,733	1.98	1.94	(.39)	48
7.03	9,217	2.01	1.95	(.64)	58
16.42	10,996	1.99	1.91	(.55)	82
11.98	12,383	2.00	1.92	.05	56
(40.52)	13,387	1.94	1.92	(.04)	54

13.57	23,578	1.23	1.19	.36	48
7.82	20,474	1.26	1.20	.12	58
17.36	19,744	1.24	1.16	.19	82
12.74	14,488	1.25	1.17	.74	56
(40.06)	12,645	1.19	1.18	.71	54

13.84	473,227	.98	.94	.61	48
8.04	400,643	1.01	.95	.36	58
17.65	362,585	.99	.91	.44	82
13.07	314,574	1.00	.92	1.03	56
(39.91)	331,605	.94	.93	.97	54

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Large Cap Fund	253

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Tax-Managed U.S. Mid & Small Cap Fund - Class A ‡
	Total Return
1 Year	4.03%
5 Years	0.63	%§
10 Years	8.71	%§

Tax-Managed U.S. Mid & Small Cap Fund - Class C
	Total Return
1 Year	9.68%
5 Years	1.09	%§
10 Years	8.53	%§

Tax-Managed U.S. Mid & Small Cap Fund - Class E
	Total Return
1 Year	10.57%
5 Years	1.84	%§
10 Years	9.36	%§

Russell Tax-Managed U.S. Mid & Small Cap Fund - Class S
	Total Return
1 Year	10.79%
5 Years	2.09	%§
10 Years	9.63	%§

Russell 2500™ Index **
	Total Return
1 Year	13.00%
5 Years	2.06	%§
10 Years	10.39	%§

254	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Russell Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of October 31, 2012, the Fund had five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth on an after tax basis.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Russell Tax-Managed U.S. Mid & Small Cap Fund’s Class A, Class C, Class E and Class S Shares gained 10.57%, 9.68%, 10.57% and 10.79%, respectively. This is compared to the Fund’s benchmark, the Russell 2500™ Index, which gained 13.00% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Mid-Cap Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 10.50%. For the same period, the Lipper® Small-Cap Core Funds Average, another group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 10.44%. These results serve as peer comparisons and are expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The fiscal year ended October 31, 2012 proved to be a challenging environment for fundamental active investors. The dominance of exogenous macroeconomic events such as the ongoing European sovereign debt crisis and central bank monetary stimulus diminished the relevance of company fundamentals. Defensive areas of the market, particularly those areas that offered higher dividend yield and were by many metrics expensive on a relative valuation basis, continued to outperform as investors sought sanctuary from low bond yields and inflation concerns. These conditions resulted in a difficult environment for the average active manager, with value managers in particular challenged.

The Fund was not immune to these difficulties, with the majority of managers in the Fund underperforming during the period. These challenges impaired the Fund’s stock selection, which was ultimately negative and detracted from performance. However, the Fund was also penalized for being positioned for a slow U.S. economic recovery. For much of the year, investors oscillated between an aversion to risk, driven by economic fears, and a risk attraction, driven by monetary stimulus. The Fund’s positioning between these two risk tails was unrewarded.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The Fund employs five money managers: two growth-oriented, one market-oriented and two value-oriented. Two of the five managers employed for the fiscal year outperformed their respective benchmarks. In a difficult environment for U.S. small cap active management, managers across the style and strategy spectrum struggled. Value managers were challenged by the outperformance of areas deemed expensive, primarily defensive securities such as real estate investment trusts (“REITs”), while areas that were attractive on a valuation basis, such as energy, underperformed. In contrast, growth managers struggled with a diminishing opportunity set, which resulted in a collective overweight exposure to technology, a sector that significantly underperformed.

Chartwell Investment Partners underperformed the Russell 2000® Value Index for the fiscal year. Performance was driven by a combination of negative stock selection, primarily in financial services, and sector exposures, primarily an underweight exposure to financial services.

Parametric Portfolio Associates LLC outperformed the Russell 2500™ Index for the fiscal year. Performance was primarily the result of positive stock selection. Selection was positive across the majority of sectors, with selection in materials & processing the largest positive contributor. Sector exposures were also a small positive contributor to performance, helped by an underweight exposure to technology.

Netols Asset Management, Inc. performed in-line with the Russell 2000® Value Index for the fiscal year. While stock selection was positive, helped by selection in the health care and consumer discretionary sectors, this was negated by negative sector exposures, including an overweight exposure to energy.

Summit Creek Advisors, LLC outperformed the Russell 2500™ Growth Index for the fiscal year. Positive stock selection accounted for all of the outperformance, with selection in technology the largest positive contributor. In contrast, sector exposures detracted, driven by an overweight exposure to technology.

Turner Investment Partners, Inc. underperformed the Russell 2500™ Growth Index for the fiscal year. Stock selection

Russell Tax-Managed U.S. Mid & Small Cap Fund	255

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

accounted for the majority of the underperformance, with selection in technology and consumer discretionary the largest detractors. In addition, sector exposures also detracted, with an overweight exposure to technology having the most meaningful negative impact.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager lineup during the fiscal year.

Money Managers as of October 31, 2012	Styles
Chartwell Investment Partners	Value
Netols Asset Management, Inc.	Value
Parametric Portfolio Associates LLC	Market-Oriented
Summit Creek Advisors, LLC	Growth
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2002.

**

Russell 2500™ Index is composed of the bottom 500 stocks in the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflects adjustments for income dividends and capital gains distribution reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

256	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$988.27	$1,017.50
Expenses Paid During Period*	$7.60	$7.71

*	Expenses are equal to the Fund’s annualized expense ratio of 1.52% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$984.40	$1,013.77
Expenses Paid During Period*	$11.27	$11.44

*	Expenses are equal to the Fund’s annualized expense ratio of 2.26% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$988.27	$1,017.55
Expenses Paid During Period*	$7.55	$7.66

*	Expenses are equal to the Fund’s annualized expense ratio of 1.51% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Tax-Managed U.S. Mid & Small Cap Fund	257

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Russell Tax-Managed U.S. Mid & Small Cap Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$989.76	$1,018.80
Expenses Paid During Period*	$6.30	$6.39

*	Expenses are equal to the Fund’s annualized expense ratio of 1.26% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

258	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Common Stocks - 94.4%
Consumer Discretionary - 18.4%
1-800-Flowers.com, Inc. Class A (AE)	14,872	54
Aaron’s, Inc. Class A	23,004	709
Aeropostale, Inc. (AE)	6,007	72
American Eagle Outfitters, Inc.	15,020	313
ANN, Inc. (AE)	20,873	734
Arbitron, Inc.	13,531	492
Barnes & Noble, Inc. (AE)(Ñ)	7,464	126
Beazer Homes USA, Inc. (AE)(Ñ)	5,351	88
Biglari Holdings, Inc. (AE)	264	93
BJ’s Restaurants, Inc. (AE)	23,890	790
Bridgepoint Education, Inc. (AE)(Ñ)	5,771	58
Brinker International, Inc.	6,042	186
Buffalo Wild Wings, Inc. (AE)	10,160	772
Cabela’s, Inc. (AE)	17,346	777
Callaway Golf Co.	14,281	78
Capella Education Co. (AE)	14,004	437
Caribou Coffee Co., Inc. (AE)	38,350	459
CarMax, Inc. (AE)	5,881	198
Carter’s, Inc. (AE)	10,417	563
Cato Corp. (The) Class A	21,880	621
Cedar Fair, LP	17,832	639
Cheesecake Factory, Inc. (The)	14,850	491
Chico’s FAS, Inc.	11,111	207
Chuy’s Holdings, Inc. (AE)	2,520	62
Coinstar, Inc. (AE)(Ñ)	9,487	445
Cooper Tire & Rubber Co.	4,229	85
Dana Holding Corp.	9,122	120
Domino’s Pizza, Inc.	18,347	745
Dorman Products, Inc. (AE)	15,406	471
DR Horton, Inc. (Ñ)	8,130	170
DreamWorks Animation SKG, Inc. Class A (AE)(Ñ)	5,210	106
Ethan Allen Interiors, Inc.	23,009	677
Express, Inc. (AE)	7,536	84
Fred’s, Inc. Class A	5,632	76
Gannett Co., Inc.	6,655	112
Gentex Corp.	6,490	112
Gentherm, Inc. (AE)	79,990	961
G-III Apparel Group, Ltd. (AE)	14,150	523
Goodyear Tire & Rubber Co. (The)(AE)	5,998	68
Grand Canyon Education, Inc. (AE)	6,325	138
Hanesbrands, Inc. (AE)	2,562	86
Hertz Global Holdings, Inc. (AE)	12,338	164
Hibbett Sports, Inc. (AE)	19,540	1,055
Iconix Brand Group, Inc. (AE)	6,370	118
International Game Technology	19,910	256
Interpublic Group of Cos., Inc. (The)	14,186	143
Jack in the Box, Inc. (AE)	17,620	458
John Wiley & Sons, Inc. Class A (AE)	3,050	132
Lamar Advertising Co. Class A (AE)(Ñ)	2,710	106
Liberty Media Corp. - Liberty Capital Class A (AE)	1,049	117
Life Time Fitness, Inc. (AE)	2,427	109
LKQ Corp. (AE)	87,600	1,830
Matthews International Corp. Class A	12,782	368
Meredith Corp. (Ñ)	10,875	364
Meritage Homes Corp. (AE)	6,120	226

	Principal Amount ($) or Shares	Fair Value $
Meritor, Inc. (AE)	18,343	81
Monro Muffler Brake, Inc.	34,580	1,173
Polaris Industries, Inc.	4,040	341
Pool Corp.	4,989	210
Proto Labs, Inc. (AE)	22,237	772
PulteGroup, Inc. (AE)	13,601	236
PVH Corp.	5,469	602
Red Robin Gourmet Burgers, Inc. (AE)	2,684	90
Ross Stores, Inc.	2,423	148
Ryman Hospitality Properties, Inc. (AE)(ö)	4,050	158
Scholastic Corp.	2,683	89
Service Corp. International	12,050	169
Shoe Carnival, Inc.	6,564	153
Shutterfly, Inc. (AE)	18,800	569
Signet Jewelers, Ltd.	3,997	207
Skullcandy, Inc. (AE)(Ñ)	31,680	384
Snap-on, Inc.	4,945	382
Teavana Holdings, Inc. (AE)(Ñ)	66,860	705
Tenneco, Inc. (AE)	17,583	537
Tiffany & Co.	1,713	108
Tilly’s, Inc. Class A (AE)	21,300	344
TiVo, Inc. (AE)	8,638	88
Tractor Supply Co.	6,107	588
Tupperware Brands Corp.	3,498	207
Under Armour, Inc. Class A (AE)	6,500	340
Urban Outfitters, Inc. (AE)	9,720	348
ValueClick, Inc. (AE)	29,496	492
Vera Bradley, Inc. (AE)(Ñ)	3,463	103
WMS Industries, Inc. (AE)	23,385	384
Wolverine World Wide, Inc.	2,368	99
Wyndham Worldwide Corp.	3,137	158
Zale Corp. (AE)	43,478	312
Zumiez, Inc. (AE)(Ñ)	14,170	359

		30,380

Consumer Staples - 3.2%
Casey’s General Stores, Inc.	15,551	802
Constellation Brands, Inc. Class A (AE)	3,097	109
Flowers Foods, Inc.	21,769	429
Fresh Market, Inc. (The)(AE)	5,400	306
Hain Celestial Group, Inc. (The)(AE)	3,469	201
Harris Teeter Supermarkets, Inc.	4,139	155
Herbalife, Ltd.	5,810	298
JM Smucker Co. (The)	1,628	139
Monster Beverage Corp. (AE)	2,242	100
Ralcorp Holdings, Inc. (AE)	2,473	179
Sanderson Farms, Inc.	11,025	499
Smart Balance, Inc. (AE)	26,773	319
TreeHouse Foods, Inc. (AE)	21,519	1,152
United Natural Foods, Inc. (AE)	9,677	515

		5,203

Energy - 3.6%
Basic Energy Services, Inc. (AE)(Ñ)	12,175	126
Bill Barrett Corp. (AE)	23,194	531
Cabot Oil & Gas Corp.	12,100	568
CARBO Ceramics, Inc. (Ñ)	4,550	336

Russell Tax-Managed U.S. Mid & Small Cap Fund	259

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Comstock Resources, Inc. (AE)	7,762	133
Dril-Quip, Inc. (AE)	14,620	1,013
Exterran Holdings, Inc. (AE)	6,626	132
First Solar, Inc. (AE)(Ñ)	5,823	142
GT Advanced Technologies, Inc. (AE)(Ñ)	23,342	101
Lufkin Industries, Inc.	2,406	120
Oceaneering International, Inc.	3,328	174
Oil States International, Inc. (AE)	2,698	197
Plains Exploration & Production Co. (AE)	3,280	117
Quicksilver Resources, Inc. (AE)(Ñ)	30,772	119
Rosetta Resources, Inc. (AE)	3,716	171
SM Energy Co.	5,520	298
Superior Energy Services, Inc. (AE)	19,260	392
Tesoro Corp.	6,407	242
Walter Energy, Inc. Class A	1,508	53
Whiting Petroleum Corp. (AE)	13,057	549
Willbros Group, Inc. (AE)	69,965	358
World Fuel Services Corp.	3,012	105

		5,977

Financial Services - 18.6%
Affiliated Managers Group, Inc. (AE)	2,810	355
Alleghany Corp. (AE)	182	63
American Equity Investment Life Holding Co.	57,473	662
AmREIT, Inc. Class B (Ñ)(ö)	5,047	82
Apollo Investment Corp.	10,662	85
Ares Capital Corp.	10,550	184
Argo Group International Holdings, Ltd.	14,954	514
Assured Guaranty, Ltd.	7,127	99
Axis Capital Holdings, Ltd.	5,601	203
Banco Latinoamericano de Comercio Exterior SA Class E	6,718	151
Bank of Hawaii Corp.	8,637	381
Bank of the Ozarks, Inc.	23,160	758
BioMed Realty Trust, Inc. (ö)	17,010	325
Broadridge Financial Solutions, Inc.	5,818	134
Brookline Bancorp, Inc.	9,722	82
Camden Property Trust (ö)	3,363	221
Cardtronics, Inc. (AE)	12,260	348
Cash America International, Inc.	2,112	83
CBL & Associates Properties, Inc. (ö)	5,858	131
CBOE Holdings, Inc.	3,885	115
CBRE Group, Inc. Class A (AE)	26,328	474
Cedar Realty Trust, Inc. (ö)	19,364	102
Columbia Banking System, Inc.	6,522	116
Community Bank System, Inc.	19,863	548
CreXus Investment Corp. (ö)	11,757	132
CVB Financial Corp.	10,947	118
DFC Global Corp. (AE)	6,898	116
DuPont Fabros Technology, Inc. (ö)	14,775	317
Education Realty Trust, Inc. Class A (ö)	28,850	304
Endurance Specialty Holdings, Ltd.	14,285	579
Equifax, Inc.	4,071	204
Evercore Partners, Inc. Class A	17,550	490
Extra Space Storage, Inc. (ö)	6,398	221
Ezcorp, Inc. Class A (AE)	30,770	605
Fair Isaac Corp.	18,161	846

	Principal Amount ($) or Shares	Fair Value $
Federal Agricultural Mortgage Corp. Class C	6,190	174
Federal Realty Investment Trust (ö)	2,426	262
FelCor Lodging Trust, Inc. (AE)(ö)	100,874	444
Fidelity National Financial, Inc. Class A	24,313	521
Fifth Street Finance Corp. (Ñ)	8,209	90
First Financial Bankshares, Inc. (Ñ)	12,710	461
First Industrial Realty Trust, Inc. (AE)(ö)	45,427	606
First Midwest Bancorp, Inc.	7,424	92
First Potomac Realty Trust (ö)	6,936	83
FNB Corp.	41,150	442
Glacier Bancorp, Inc.	37,110	538
Greenlight Capital Re, Ltd. Class A (AE)	1,937	50
Hanover Insurance Group, Inc. (The)	14,600	527
Health Care REIT, Inc. (ö)	2,607	155
Healthcare Realty Trust, Inc. (ö)	22,050	518
Heartland Payment Systems, Inc.	10,990	287
Home Properties, Inc. (ö)	7,677	467
Hudson City Bancorp, Inc.	16,855	143
Huntington Bancshares, Inc.	18,060	115
Iberiabank Corp.	2,759	137
Imperial Holdings, Inc. (AE)(Ñ)	12,830	45
Inland Real Estate Corp. (ö)	14,388	118
iStar Financial, Inc. (AE)(Ñ)(ö)	15,472	135
Kayne Anderson Energy Development Co. (Ñ)	5,082	140
KeyCorp	15,208	128
Macerich Co. (The)(ö)	2,415	138
Manning & Napier, Inc. Class A	3,108	40
Markel Corp. (AE)	428	202
MBIA, Inc. (AE)	8,108	80
MGIC Investment Corp. (AE)(Ñ)	106,827	184
Mid-America Apartment Communities, Inc. (ö)	15,754	1,019
National Health Investors, Inc. (ö)	10,012	535
Navigators Group, Inc. (The)(AE)	2,541	135
Ocwen Financial Corp. Class A (AE)	10,450	403
Old National Bancorp	38,040	467
Oritani Financial Corp.	9,092	139
PacWest Bancorp	5,060	114
PennyMac Mortgage Investment Trust (ö)	6,200	158
Post Properties, Inc. (ö)	3,920	191
ProAssurance Corp.	2,950	264
Prosperity Bancshares, Inc. (AE)	10,755	450
PS Business Parks, Inc. (ö)	7,825	502
Radian Group, Inc. (Ñ)	27,532	129
Raymond James Financial, Inc.	4,948	189
Reinsurance Group of America, Inc. Class A	2,243	119
Resource Capital Corp. (ö)	13,779	81
Selective Insurance Group, Inc.	65,176	1,205
Signature Bank (AE)	8,061	574
SL Green Realty Corp. (ö)	1,767	133
Sun Communities, Inc. (ö)	22,803	957
Tanger Factory Outlet Centers (ö)	6,149	194
Texas Capital Bancshares, Inc. (AE)	7,640	363
Tower Group, Inc.	21,262	383
Two Harbors Investment Corp. (ö)	7,526	90
UMB Financial Corp.	10,425	464
Umpqua Holdings Corp.	44,409	537

260	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

United Bankshares, Inc. (Ñ)	11,070	264
Valley National Bancorp (Ñ)	37,719	367
Ventas, Inc. (ö)	2,462	156
Waddell & Reed Financial, Inc. Class A	5,063	169
Walter Investment Management Corp. (AE)	21,714	1,049
Webster Financial Corp.	19,323	425
Westamerica Bancorporation (Ñ)	7,283	321
Westwood Holdings Group, Inc.	1,549	60
WSFS Financial Corp.	2,677	113
Zillow, Inc. Class A (AE)(Ñ)	6,930	259
Zions Bancorporation	6,307	135

		30,583

Health Care - 10.8%
Acadia Healthcare Co., Inc. (AE)	17,281	356
Achillion Pharmaceuticals, Inc. (AE)	8,720	82
Akorn, Inc. (AE)	26,690	321
Alexion Pharmaceuticals, Inc. (AE)	1,299	117
Align Technology, Inc. (AE)	9,495	252
Ariad Pharmaceuticals, Inc. (AE)	23,719	511
Auxilium Pharmaceuticals, Inc. (AE)	4,587	94
BioMarin Pharmaceutical, Inc. (AE)	3,701	137
Bio-Reference Labs, Inc. (AE)(Ñ)	28,608	794
Catamaran Corp. (AE)	39,560	1,866
Celldex Therapeutics, Inc. (AE)	19,172	106
Chemed Corp.	2,573	173
Conceptus, Inc. (AE)	6,513	123
Cooper Cos., Inc. (The)	2,326	223
Covance, Inc. (AE)	2,834	138
Cubist Pharmaceuticals, Inc. (AE)	3,440	148
Endo Health Solutions, Inc. (AE)	2,970	85
Greatbatch, Inc. (AE)	22,177	487
Greenway Medical Technologies, Inc. (AE)(Ñ)	31,659	525
Haemonetics Corp. (AE)	15,632	1,277
HealthSouth Corp. (AE)	3,847	85
Henry Schein, Inc. (AE)	1,797	133
HMS Holdings Corp. (AE)	26,090	602
Hologic, Inc. (AE)	9,896	204
IDEXX Laboratories, Inc. (AE)	3,290	317
IPC The Hospitalist Co., Inc. (AE)	21,362	737
Isis Pharmaceuticals, Inc. (AE)(Ñ)	9,116	79
Kindred Healthcare, Inc. (AE)	4,071	40
LifePoint Hospitals, Inc. (AE)	9,464	334
Magellan Health Services, Inc. (AE)	7,596	381
MedAssets, Inc. (AE)	9,380	166
MEDNAX, Inc. (AE)(Ñ)	2,682	185
Meridian Bioscience, Inc.	3,808	75
Merit Medical Systems, Inc. (AE)	35,553	513
MWI Veterinary Supply, Inc. (AE)	14,817	1,556
Neogen Corp. (AE)	15,582	667
Omnicell, Inc. (AE)	8,346	122
Onyx Pharmaceuticals, Inc. (AE)	4,300	337
Orexigen Therapeutics, Inc. (AE)(Ñ)	26,292	140
Orthofix International NV (AE)	3,868	153
PAREXEL International Corp. (AE)	10,760	330
Pharmacyclics, Inc. (AE)	3,980	243
PSS World Medical, Inc. (AE)	12,537	359

	Principal Amount ($) or Shares	Fair Value $
Quality Systems, Inc.	4,857	85
Regeneron Pharmaceuticals, Inc. (AE)	396	56
ResMed, Inc.	6,220	248
Seattle Genetics, Inc. (AE)(Ñ)	4,553	115
Teleflex, Inc.	3,470	236
Tenet Healthcare Corp. (AE)	4,944	117
US Physical Therapy, Inc.	24,103	644
VCA Antech, Inc. (AE)	20,184	395
ViroPharma, Inc. (AE)	6,312	159
Watson Pharmaceuticals, Inc. Class B (AE)	2,080	179

		17,807

Materials and Processing - 4.8%
AAON, Inc.	7,211	151
Acuity Brands, Inc.	7,419	480
Airgas, Inc.	1,983	176
Allied Nevada Gold Corp. (AE)	3,643	135
Ashland, Inc.	1,528	109
Ball Corp.	4,470	192
Belden, Inc.	3,830	137
Calgon Carbon Corp. (AE)	33,525	415
Carpenter Technology Corp.	9,881	480
Clarcor, Inc.	9,925	449
Coeur d’Alene Mines Corp. (AE)	2,755	85
Compass Minerals International, Inc.	7,268	573
Crown Holdings, Inc. (AE)	5,723	219
Eagle Materials, Inc.	4,568	242
Eastman Chemical Co.	3,528	209
Hexcel Corp. (AE)	11,510	294
Horsehead Holding Corp. (AE)	11,069	100
Intrepid Potash, Inc. (AE)	18,912	411
Koppers Holdings, Inc.	15,650	559
Lennox International, Inc.	3,585	179
Minerals Technologies, Inc.	8,461	606
Molycorp, Inc. (AE)(Ñ)	7,416	77
Owens Corning (AE)	3,111	105
Packaging Corp. of America	5,026	177
Post Holdings, Inc. (AE)	1,236	39
Resolute Forest Products, Inc. (AE)(Ñ)	6,636	81
RPM International, Inc.	8,007	214
Schnitzer Steel Industries, Inc. Class A	4,758	136
Sonoco Products Co.	3,503	109
Steel Dynamics, Inc.	7,194	91
Universal Forest Products, Inc.	2,625	101
Valspar Corp.	6,340	355
WR Grace & Co. (AE)	3,939	253

		7,939

Producer Durables - 16.4%
Accuride Corp. (AE)	76,785	205
Actuant Corp. Class A	17,597	497
ADA-ES, Inc. Class A (AE)(Ñ)	16,498	322
Advisory Board Co. (The)(AE)	27,529	1,308
Aircastle, Ltd.	8,190	91
Alaska Air Group, Inc. (AE)	7,740	296
Allegiant Travel Co. Class A (AE)	2,304	168
Ametek, Inc.	4,870	173

Russell Tax-Managed U.S. Mid & Small Cap Fund	261

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Applied Industrial Technologies, Inc.	4,854	197
Atlas Air Worldwide Holdings, Inc. (AE)	5,910	325
B/E Aerospace, Inc. (AE)	4,930	222
Babcock & Wilcox Co. (The)(AE)	4,380	113
Barnes Group, Inc.	26,009	595
Blount International, Inc. (AE)	11,350	150
Brink’s Co. (The)	21,225	558
Bristow Group, Inc.	18,384	918
Carlisle Cos., Inc.	3,361	187
CDI Corp.	6,882	118
Celadon Group, Inc.	5,958	102
Chart Industries, Inc. (AE)	4,370	309
Chicago Bridge & Iron Co. NV	2,196	82
Colfax Corp. (AE)	8,820	303
Commercial Vehicle Group, Inc. (AE)	39,531	300
Con-way, Inc.	3,100	90
Corrections Corp. of America	6,711	226
CoStar Group, Inc. (AE)	10,500	870
Echo Global Logistics, Inc. (AE)	55,620	935
Electronics for Imaging, Inc. (AE)	4,476	78
EnPro Industries, Inc. (AE)	10,599	388
ExlService Holdings, Inc. (AE)	49,428	1,465
Forward Air Corp.	3,832	128
Franklin Electric Co., Inc.	9,355	542
G&K Services, Inc. Class A	7,000	226
GATX Corp.	15,475	642
Genco Shipping & Trading, Ltd. (AE)(Ñ)	22,185	67
General Cable Corp. (AE)	9,551	272
Genesee & Wyoming, Inc. Class A (AE)	5,500	399
GrafTech International, Ltd. (AE)	8,620	91
Granite Construction, Inc.	5,054	153
HEICO Corp.	3,886	150
Herman Miller, Inc.	21,548	418
HNI Corp.	4,654	128
InnerWorkings, Inc. (AE)(Ñ)	65,150	939
Itron, Inc. (AE)	2,554	105
Kansas City Southern	2,227	179
KBR, Inc.	6,364	177
Lexmark International, Inc. Class A (Ñ)	4,190	89
Liquidity Services, Inc. (AE)	14,760	609
Littelfuse, Inc.	2,943	158
Manitowoc Co., Inc. (The)(Ñ)	5,493	78
MAXIMUS, Inc.	3,724	206
Mettler-Toledo International, Inc. (AE)	678	115
Mistras Group, Inc. (AE)	37,535	829
Navigant Consulting, Inc. (AE)	6,034	63
Navistar International Corp. (AE)(Ñ)	4,416	83
Nordson Corp.	4,810	284
Old Dominion Freight Line, Inc. (AE)	10,320	346
Orbital Sciences Corp. (AE)	9,617	129
Pall Corp. (Ñ)	2,164	136
Pentair, Ltd. (AE)	5,170	218
PHH Corp. (AE)(Ñ)	29,406	612
Quanta Services, Inc. (AE)	4,645	120
Robbins & Myers, Inc.	2,496	148
Robert Half International, Inc.	4,436	119
Rush Enterprises, Inc. Class A (AE)	15,825	301

	Principal Amount ($) or Shares	Fair Value $
SunOpta, Inc. (AE)	33,602	202
Sykes Enterprises, Inc. (AE)	27,200	370
Taser International, Inc. (AE)	14,055	110
Terex Corp. (AE)	4,352	98
Tetra Tech, Inc. (AE)	4,369	113
Titan International, Inc. (Ñ)	24,917	523
Toro Co. (The)	22,292	941
Trimas Corp. (AE)	23,186	582
Trimble Navigation, Ltd. (AE)	11,524	544
United Rentals, Inc. (AE)	17,762	722
United Stationers, Inc.	22,000	638
Wabtec Corp.	8,382	686
WESCO International, Inc. (AE)(Ñ)	3,158	205
Zebra Technologies Corp. Class A (AE)	13,375	481

		27,065

Technology - 14.7%
Advent Software, Inc. (AE)	24,490	531
Allot Communications, Ltd. (AE)	10,010	234
Anixter International, Inc.	4,420	259
Ansys, Inc. (AE)	20,799	1,474
AOL, Inc. (AE)	5,211	179
Applied Micro Circuits Corp. (AE)	13,404	78
Aruba Networks, Inc. (AE)(Ñ)	27,810	505
Atmel Corp. (AE)	16,416	77
Avago Technologies, Ltd.	5,340	176
Avnet, Inc. (AE)	5,477	157
Bottomline Technologies, Inc. (AE)	33,178	776
Cavium, Inc. (AE)	31,370	1,041
CIBER, Inc. (AE)	85,004	265
comScore, Inc. (AE)	45,182	640
Cornerstone OnDemand, Inc. (AE)	8,830	247
DealerTrack Holdings, Inc. (AE)	48,700	1,331
Demand Media, Inc. (AE)(Ñ)	8,759	75
Digimarc Corp.	15,490	304
DigitalGlobe, Inc. (AE)(Ñ)	5,661	147
Diodes, Inc. (AE)	19,337	293
EarthLink, Inc.	121,330	769
Ebix, Inc. (Ñ)	20,200	440
Electronic Arts, Inc. (AE)	22,160	274
Ellie Mae, Inc. (AE)	15,820	395
Emulex Corp. (AE)	15,838	110
Entegris, Inc. (AE)	48,725	400
Equinix, Inc. (AE)	922	166
Fabrinet (AE)	37,367	360
Fairchild Semiconductor International, Inc. Class A (AE)	29,685	349
FEI Co.	3,360	185
Fusion-io, Inc. (AE)(Ñ)	9,160	216
Infinera Corp. (AE)(Ñ)	11,783	58
Insight Enterprises, Inc. (AE)	2,710	44
Integrated Device Technology, Inc. (AE)	39,289	214
IPG Photonics Corp. (AE)(Ñ)	1,991	106
Jabil Circuit, Inc.	7,013	122
JDS Uniphase Corp. (AE)	3,700	36
LogMeIn, Inc. (AE)	24,000	592
LSI Corp. (AE)	15,169	104

262	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

MA-COM Technology Solutions Holdings, Inc. (AE)	35,070	438
MeetMe, Inc. (AE)(Ñ)	16,774	71
Mentor Graphics Corp. (AE)	9,771	152
MICROS Systems, Inc. (AE)	4,213	191
Monolithic Power Systems, Inc. (AE)	6,476	126
NETGEAR, Inc. (AE)	2,643	94
NetSuite, Inc. (AE)	5,360	340
Newport Corp. (AE)	8,837	96
Nuance Communications, Inc. (AE)	6,315	141
NVE Corp. (AE)	711	37
NXP Semiconductor NV (AE)	13,500	328
ON Semiconductor Corp. (AE)	15,008	92
Palo Alto Networks, Inc. (AE)	3,100	170
Plexus Corp. (AE)	24,605	662
Progress Software Corp. (AE)	50,446	995
QLIK Technologies, Inc. (AE)	9,400	173
RealPage, Inc. (AE)(Ñ)	34,640	756
RF Micro Devices, Inc. (AE)	21,753	96
Rogers Corp. (AE)	2,812	111
Rovi Corp. (AE)	7,181	97
SBA Communications Corp. Class A (AE)	3,103	207
SciQuest, Inc. (AE)	16,510	251
ServiceNow, Inc. (AE)(Ñ)	4,680	143
SolarWinds, Inc. (AE)	4,380	222
Spansion, Inc. Class A (AE)	9,719	108
Splunk, Inc. (AE)(Ñ)	6,620	186
Stratasys, Inc. (AE)(Ñ)	4,910	327
Synchronoss Technologies, Inc. (AE)	6,060	124
Syntel, Inc.	21,537	1,284
Tangoe, Inc. (AE)	48,658	629
TIBCO Software, Inc. (AE)	15,279	385
Ultimate Software Group, Inc. (AE)	9,818	995
Vocus, Inc. (AE)	24,825	441
Volterra Semiconductor Corp. (AE)	5,800	105

		24,302

Utilities - 3.9%
8x8, Inc. (AE)	117,500	770
ALLETE, Inc.	3,252	135
Avista Corp.	13,605	346
Black Hills Corp.	9,865	353
CenterPoint Energy, Inc.	7,554	164
CH Energy Group, Inc.	995	65
Cleco Corp.	18,918	816
Connecticut Water Service, Inc.	4,800	147
El Paso Electric Co.	4,961	169
Empire District Electric Co. (The)	25,903	562
Gran Tierra Energy, Inc. (AE)	17,173	87
Idacorp, Inc.	2,424	108
j2 Global, Inc.	24,310	730
National Fuel Gas Co.	3,059	161
New Jersey Resources Corp.	3,300	147
NII Holdings, Inc. (AE)(Ñ)	9,069	72
Northeast Utilities	4,172	164
Northwest Natural Gas Co.	2,538	118

	Principal Amount ($) or Shares		Fair Value $
NorthWestern Corp.	18,940		678
PNM Resources, Inc.	4,466		99
Southwest Gas Corp.	4,202		183
Time Warner Telecom, Inc. Class A (AE)	8,856		226
Unitil Corp.	2,311		61

			6,361

Total Common Stocks (cost $118,455)			155,617

Short-Term Investments - 5.4% Russell U.S. Cash Management Fund	8,858,633	(¥)	8,859

Total Short-Term Investments (cost $8,859)			8,859

Other Securities - 7.0% Russell U.S. Cash Collateral Fund (X)	11,565,840	(¥)	11,566

Total Other Securities (cost $11,566)			11,566

Total Investments - 106.8% (identified cost $138,880)			176,042

Other Assets and Liabilities, Net - (6.8%)			(11,232)

Net Assets - 100.0%			164,810

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund	263

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P Midcap 400 E-Mini Index Futures (CME)	81	USD	7,923	12/12	(189)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(189)

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$30,380	$—	$—	$30,380	18.4
Consumer Staples	5,203	—	—	5,203	3.2
Energy	5,977	—	—	5,977	3.6
Financial Services	30,583	—	—	30,583	18.6
Health Care	17,807	—	—	17,807	10.8
Materials and Processing	7,939	—	—	7,939	4.8
Producer Durables	27,065	—	—	27,065	16.4
Technology	24,302	—	—	24,302	14.7
Utilities	6,361	—	—	6,361	3.9
Short-Term Investments	—	8,859	—	8,859	5.4
Other Securities	—	11,566	—	11,566	7.0

Total Investments	155,617	20,425	—	176,042	106.8

Other Assets and Liabilities, Net					(6.8)

					100.0

Other Financial Instruments
Futures Contracts	(189)	—	—	(189)	(0.1)

Total Other Financial Instruments*	$(189)	$—	$—	$(189)

*	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

264	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Fair Value of Derivative Instruments — October 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$189

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$1,327

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(734)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments.
Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund	265

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$138,880
Investments, at fair value*, **	176,042
Cash (restricted) (a)	410
Receivables:
Dividends and interest	31
Dividends from affiliated Russell funds	1
Investments sold	32
Fund shares sold	339
Daily variation margin on futures contracts	41

Total assets	176,896

Liabilities
Payables:
Investments purchased	119
Fund shares redeemed	164
Accrued fees to affiliates	177
Other accrued expenses	60
Payable upon return of securities loaned	11,566

Total liabilities	12,086

Net Assets	$164,810

See accompanying notes which are an integral part of the financial statements.

266	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Statement of Assets and Liabilities, continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(208)
Accumulated net realized gain (loss)	(75)
Unrealized appreciation (depreciation) on:
Investments	37,162
Futures contracts	(189)
Shares of beneficial interest	101
Additional paid-in capital	128,019

Net Assets	$164,810

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$16.00
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$16.98
Class A — Net assets	$1,426,455
Class A — Shares outstanding ($.01 par value)	89,165
Net asset value per share: Class C(#)	$14.51
Class C — Net assets	$7,083,175
Class C — Shares outstanding ($.01 par value)	488,012
Net asset value per share: Class E(#)	$16.01
Class E — Net assets	$3,897,777
Class E — Shares outstanding ($.01 par value)	243,472
Net asset value per share: Class S(#)	$16.43
Class S — Net assets	$152,402,465
Class S — Shares outstanding ($.01 par value)	9,275,101
Amounts in thousands

* Securities on loan included in investments	$12,036
** Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$20,425
(a) Cash Collateral for Futures	$410

(#) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund	267

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Dividends	$1,582
Dividends from affiliated Russell funds	9
Securities lending income	286

Total investment income	1,877

Expenses
Advisory fees	1,534
Administrative fees	77
Custodian fees	69
Distribution fees - Class A	3
Distribution fees - Class C	52
Transfer agent fees - Class A	2
Transfer agent fees - Class C	13
Transfer agent fees - Class E	7
Transfer agent fees - Class S	270
Professional fees	50
Registration fees	54
Shareholder servicing fees - Class C	18
Shareholder servicing fees - Class E	9
Trustees’ fees	3
Printing fees	4
Miscellaneous	17

Expenses before reductions	2,182
Expense reductions	(137)

Net expenses	2,045

Net investment income (loss)	(168)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	9,585
Futures contracts	1,327

Net realized gain (loss)	10,912

Net change in unrealized appreciation (depreciation) on:
Investments	5,665
Futures contracts	(734)

Net change in unrealized appreciation (depreciation)	4,931

Net realized and unrealized gain (loss)	15,843

Net Increase (Decrease) in Net Assets from Operations	$15,675

See accompanying notes which are an integral part of the financial statements.

268	Russell Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(168)	$(578)
Net realized gain (loss)	10,912	12,833
Net change in unrealized appreciation (depreciation)	4,931	4,666

Net increase (decrease) in net assets from operations	15,675	16,921

Share Transactions*
Net increase (decrease) in net assets from share transactions	610	(17,793)
Fund Reimbursements	—	482

Total Net Increase (Decrease) in Net Assets	16,285	(390)

Net Assets
Beginning of period	148,525	148,915

End of period	$164,810	$148,525

Undistributed (overdistributed) net investment income included in net assets	$(208)	$—

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund	269

Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	42	$656	50	$741
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(17)	(278)	(2)	(24)

Net increase (decrease)	25	378	48	717

Class C
Proceeds from shares sold	95	1,325	59	796
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(104)	(1,472)	(159)	(2,108)

Net increase (decrease)	(9)	(147)	(100)	(1,312)

Class E
Proceeds from shares sold	71	1,094	80	1,158
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(65)	(1,011)	(146)	(2,188)

Net increase (decrease)	6	83	(66)	(1,030)

Class S
Proceeds from shares sold	1,675	26,716	2,173	32,492
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(1,680)	(26,420)	(3,205)	(48,660)

Net increase (decrease)	(5)	296	(1,032)	(16,168)

Total increase (decrease)	17	$610	(1,150)	$(17,793)

See accompanying notes which are an integral part of the financial statements.

270	Russell Tax-Managed U.S. Mid & Small Cap Fund

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Russell Investment Company

Russell Tax-Managed U.S. Mid & Small Cap Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions
Class A
October 31, 2012	14.47	(.05)	1.58	1.53	—	—	—
October 31, 2011	13.06	(.07)	1.48	1.41	—	—	—
October 31, 2010(3)	12.18	(.02)	.90	.88	—	—	—
Class C
October 31, 2012	13.23	(.15)	1.43	1.28	—	—	—
October 31, 2011	12.02	(.18)	1.39	1.21	—	—	—
October 31, 2010	9.62	(.11)	2.51	2.40	—	—	—
October 31, 2009	8.69	(.06)	.99	.93	—	—	—
October 31, 2008	15.07	(.07)	(5.09)	(5.16)	—	(1.22)	(1.22)
Class E
October 31, 2012	14.48	(.05)	1.58	1.53	—	—	—
October 31, 2011	13.06	(.08)	1.50	1.42	—	—	—
October 31, 2010	10.38	(.03)	2.71	2.68	—	—	—
October 31, 2009	9.37	— (f)	1.06	1.06	(.05)	—	(.05)
October 31, 2008	16.03	.01	(5.45)	(5.44)	—	(1.22)	(1.22)
Class S
October 31, 2012	14.83	(.01)	1.61	1.60	—	—	—
October 31, 2011	13.34	(.05)	1.54	1.49	—	—	—
October 31, 2010	10.58	—	2.77	2.77	(.01)	—	(.01)
October 31, 2009	9.56	.03	1.07	1.10	(.08)	—	(.08)
October 31, 2008	16.30	.05	(5.56)	(5.51)	(.01)	(1.22)	(1.23)

See accompanying notes which are an integral part of the financial statements.

272	Russell Tax-Managed U.S. Mid & Small Cap Fund

$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

16.00	10.57	1,426	1.58	1.53	(.34)	48
14.47	11.03	932	1.63	1.53	(.48)	46
13.06	7.23	213	1.61	1.50	(.44)	57

14.51	9.68	7,083	2.34	2.25	(1.06)	48
13.23	10.23	6,571	2.36	2.25	(1.33)	46
12.02	24.95	7,170	2.34	2.24	(1.02)	57
9.62	10.57	7,033	2.36	2.21	(.69)	55
8.69	(36.71)	8,653	2.34	2.23	(.63)	72

16.01	10.57	3,898	1.59	1.50	(.31)	48
14.48	11.10	3,443	1.61	1.50	(.56)	46
13.06	25.82	3,966	1.60	1.49	(.29)	57
10.38	11.48	2,794	1.60	1.46	(.02)	55
9.37	(36.29)	2,570	1.59	1.48	.11	72

16.43	10.79	152,403	1.34	1.25	(.06)	48
14.83	11.32	137,579	1.36	1.25	(.32)	46
13.34	26.20	137,567	1.35	1.24	(.03)	57
10.58	11.74	119,802	1.36	1.22	.29	55
9.56	(36.14)	143,039	1.34	1.23	.37	72

See accompanying notes which are an integral part of the financial statements.

Russell Tax-Managed U.S. Mid & Small Cap Fund	273

Russell Investment Company

Russell Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Russell Global Opportunistic Credit Fund - Class A
	Total Return
1 Year	8.87%
Inception *	6.21	%§

Russell Global Opportunistic Credit Fund - Class C
	Total Return
1 Year	12.33%
Inception *	7.41	%§

Russell Global Opportunistic Credit Fund - Class E
	Total Return
1 Year	13.18%
Inception *	8.20	%§

Russell Global Opportunistic Credit Fund - Class S
	Total Return
1 Year	13.37%
Inception *	8.47	%§

Russell Global Opportunistic Credit Fund - Class Y
	Total Return
1 Year	13.43%
Inception *	8.55	%§

BofA Merrill Lynch Global High Yield Index (Hedged) **
	Total Return
1 Year	15.24%
Inception *	10.04	%§

BofA Merrill Lynch Global High Yield Index ***
	Total Return
1 Year	14.02%
Inception *	9.62	%§

274	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Russell Global Opportunistic Credit Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of October 31, 2012, the Fund had three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide total return.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Russell Global Opportunistic Credit Fund’s Class A, Class C, Class E, Class S, and Class Y Shares gained 13.09%, 12.33%, 13.18%, 13.37% and 13.43%, respectively. This is compared to the Fund’s benchmark, the BofA Merrill Lynch Global High Yield Index (U.S. dollar hedged), which gained 15.24% during the same period and the BofA Merrill Lynch Global High Yield Index, which gained 14.02% during the same period. From November 1, 2011 to December 31, 2011, the Fund’s benchmark was the BofA Merrill Lynch Global High Yield Index. Effective January 1, 2012, the Fund’s benchmark changed to the BofA Merrill Lynch Global High Yield Index (U.S. dollar hedged). The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Multi-Sector Income Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 10.02%. This return serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other that the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The strong rally in credit risk assets (i.e., assets that are sensitive to movements in the credit markets) during the first six months of the fiscal year provided strong support to the total return of the Fund’s assets. In particular, the European Central Bank’s (“ECB”) Long Term Refinancing Operations announcement led to outperformance from December through February as tail risk was reduced dramatically and the Fund’s European high yield corporate holdings outperformed. However, the Fund did not have significant exposure to financial issuers within Europe, which was a meaningful headwind to benchmark relative performance as pan-European high yield financials returned 28.2% from December through February, as measured by the Barclays Pan-European High Yield Financials Index, outperforming all other sectors of high yield. The risk rally early in the year also lifted emerging markets and currencies in particular, which was beneficial to the Fund’s local currency denominated government bond exposure.

The downturn in May was a temporary setback for Fund performance. Non-U.S. investments performed particularly poorly over the month, which was negative for the Fund’s European high yield and emerging market debt exposure. However, the bounce back in June and July as markets anticipated further action from the ECB more than made up for the losses in May. Emerging market hard currency debt led the way in the bounce back with consecutive months of return in excess of 3% in June and July, as measured by the JP Morgan EMBI Global Diversified Index. This strong performance, which continued through fiscal year end, boosted Fund performance over the period.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The Fund’s money managers take a variety of active approaches and each tends to focus on distinct portions of the investable universe. Generally, the rally in financials was headwind to benchmark relative performance for all managers as they tend to be underweight this volatile and less predictable segment of the market.

DDJ Capital Management, LLC (“DDJ”) outperformed the BofA Merrill Lynch High Yield US Master II Index for the fiscal year. DDJ’s security selection was the primary driver of its strong performance over the fiscal year, though a bias toward CCC-rated securities was also beneficial. An underweight to financials detracted as did bank loan exposure given that interest rates rallied over the year.

Lazard Asset Management, LLC (“Lazard”) was added to the Fund in June 2012 and underperformed the JP Morgan GBI-EM Global Diversified Index (U.S. dollar unhedged) for the portion of the fiscal year in which it was a money manager for the Fund. While Lazard’s performance started off strong in June, Lazard’s mandate in local currency emerging market debt meaningfully underperformed the Fund’s benchmark for the remainder of the year as emerging market currencies lagged emerging market credit spreads during the most recent rally. Holding a short duration position in many countries relative to the JP Morgan GBI-EM Global Diversified Index (U.S. dollar unhedged) was a leading driver of underperformance versus that benchmark.

When Lazard was hired into the Fund in June, RIMCo implemented a proxy currency hedge through the use of foreign exchange currency forwards to reduce the contribution to risk from Lazard’s pure off-benchmark currency exposure. However, risk assets rallied from June onward. This included riskier

Russell Global Opportunistic Credit Fund	275

Russell Investment Company

Russell Global Opportunistic Credit Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

currencies, though to a lesser extent than riskier credit. Therefore, RIMCo’s hedge of Lazard’s currency risk detracted moderately from overall Fund performance.

Oaktree Capital Management, L.P. (“Oaktree”) outperformed the blended 60% BofA Merrill Lynch High Yield US Master II Index and 40% BofA Merrill Lynch European High Yield Constrained Index (U.S. dollar hedged) for the fiscal year. Oaktree’s corporate security selection was the driving factor behind strong performance over the fiscal year. While Oaktree was mildly helped by an underweight to BB credits, the portfolio’s 0% weight in the banking sector was a meaningful headwind. Credit selection within U.S. and European industrials allowed Oaktree to overcome that headwind and outperform.

Stone Harbor Investment Partners LP (“Stone Harbor”) underperformed the JP Morgan EMBI Global Diversified Index for the fiscal year. Corporate and local currency emerging market debt both underperformed the hard currency sovereign debt, which comprises the index. This was a headwind to Stone Harbor’s off-benchmark investments, though it tactically adjusted the exposure to local currency debt in order to add value in this sector. An overweight to Argentina was particularly negative from a country selection perspective over the period, but overweights to Venezuela and Iraq helped to offset that effect.

Describe any changes to the Fund’s structure or the money manager line-up.

In June 2012, RIMCo hired Lazard to run a local currency emerging market debt mandate. Concurrently, RIMCo implemented a proxy currency hedge to reduce the contribution to risk from currency alone.

Money Managers as of October 31, 2012	Styles
DDJ Capital Management, LLC	High Yield
Lazard Asset Management, LLC	Emerging Markets Debt
Oaktree Capital Management, L.P.	High Yield
Stone Harbor Investment Partners LP	Emerging Markets Debt

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class A, C, E, S, and Y Shares on September 30, 2010.

**	Effective January 1, 2012, RIMCo changed the Fund’s primary benchmark from the Bank of America Merrill Lynch Global High Yield Index (USD unhedged) to the Bank of America Merrill Lynch Global High Yield Index (USD hedged). RIMCo believes that the USD hedged index is a more appropriate benchmark for the Fund. The Bank of America Merrill Lynch Global High Yield Index is composed of below investment grade bonds of corporate issuers domiciled in countries having an investment foreign currency long-term debt rating.

***	The Bank of America Merrill Lynch Global High Yield Index is composed of below investment grade bonds of corporate issuers domiciled in countries having an investment foreign currency long-term debt rating.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

276	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value	$1,000.00	$1,000.00
May 1, 2012
Ending Account Value	$1,062.03	$1,019.05
October 31, 2012
Expenses Paid During Period*	$6.27	$6.14

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value	$1,000.00	$1,000.00
May 1, 2012
Ending Account Value	$1,058.29	$1,015.28
October 31, 2012
Expenses Paid During Period*	$10.14	$9.93

*	Expenses are equal to the Fund’s annualized expense ratio of 1.96% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value	$1,000.00	$1,000.00
May 1, 2012
Ending Account Value	$1,062.64	$1,019.05
October 31, 2012
Expenses Paid During Period*	$6.27	$6.14

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

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Russell Global Opportunistic Credit Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,063.47	$1,020.31
Expenses Paid During Period*	$4.98	$4.88

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,063.15	$1,020.81
Expenses Paid During Period*	$4.46	$4.37

*	Expenses are equal to the Fund’s annualized expense ratio of 0.86% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

278	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

Long-Term Fixed Income Investments - 85.5%
Argentina - 1.1%
Argentine Republic Government International Bond Series dis 7.820% due 12/31/33	EUR	6,168	4,909
Series dsc 7.820% due 12/31/33	EUR	3,243	2,581
Capex SA 10.000% due 03/10/18 (Þ)		646	452
City of Buenos Aires Argentina 9.950% due 03/01/17 (Þ)		515	412
Empresa Distribuidora Y Comercializadora Norte 9.750% due 10/25/22 (Þ)		329	152
Series REGS 9.750% due 10/25/22		250	116

			8,622

Australia - 0.2%
FMG Resources Pty, Ltd. 6.875% due 04/01/22 (Þ)		1,380	1,297

Austria - 0.1%
OGX Austria GmbH 8.500% due 06/01/18 (Þ)		610	532

Azerbaijan - 0.0%
State Oil Co. of the Azerbaijan Republic 5.450% due 02/09/17		308	332

Bermuda - 0.4%
Digicel Group, Ltd. 8.250% due 09/30/20 (Þ)		200	216
Series REGS 10.500% due 04/15/18		500	552
Qtel International Finance, Ltd. 5.000% due 10/19/25 (Þ)		295	335
Series REGS 3.375% due 10/14/16		200	211
4.750% due 02/16/21		500	563
5.000% due 10/19/25		200	227
Seadrill, Ltd. 5.625% due 09/15/17 (Þ)		1,250	1,250

			3,354

Brazil - 1.2%
Banco Cruzeiro do Sul SA Series REGS 8.875% due 09/22/20 (ø)		196	—
Banco do Brasil SA/Cayman 3.875% due 10/10/22		211	210
BM&F Bovespa SA 5.500% due 07/16/20 (Þ)		299	345
Series REGS 5.500% due 07/16/20		100	116
BR Malls International Finance, Ltd. 8.500% due 01/29/49 (ƒ)(Þ)		165	180

	Principal Amount ($) or Shares		Fair Value $
Brazil Notas do Tesouro Nacional
Series NTNB 6.000% due 08/15/22	BRL	1,100	1,451
Brazilian Government International Bond
8.000% due 01/15/18		560	659
8.500% due 01/05/24	BRL	550	317
8.750% due 02/04/25		558	901
10.125% due 05/15/27		512	924
8.250% due 01/20/34		1,207	1,980
7.125% due 01/20/37		448	674
Globo Comunicacao e Participacoes SA
Series REGS 9.375% due 07/20/15 (ƒ)		233	252
Itau Unibanco Holding SA 5.650% due 03/19/22 (Þ)		358	379
NET Servicos de Comunicacao SA 7.500% due 01/27/20		432	499
Samarco Mineracao SA 4.125% due 11/01/22 (Þ)		200	200
Telemar Norte Leste SA 5.500% due 10/23/20 (Þ)		100	107

			9,194

Canada - 0.5%
Cascades, Inc. 7.750% due 12/15/17		1,935	2,041
HudBay Minerals, Inc. 9.500% due 10/01/20 (Þ)		1,385	1,454
PTTEP Canada International Finance, Ltd.
Series REGS 5.692% due 04/05/21		200	233

			3,728

Cayman Islands - 1.1%
Braskem Finance, Ltd. 7.375% due 12/31/49 (ƒ)(Þ)		350	376
China Liansu Group Holdings, Ltd. 7.875% due 05/13/16 (Þ)		200	203
Countrywide Holdings, Ltd.
Series REGS 10.000% due 05/08/18	GBP	565	930
Doha Finance, Ltd. 3.500% due 03/14/17		200	207
DP World Sukuk Ltd. 6.250% due 07/02/17		450	504
Dubai Holding Commercial Operations MTN, Ltd. 4.750% due 01/30/14	EUR	50	64
Series EMtN 6.000% due 02/01/17	GBP	300	465
Evergrande Real Estate Group, Ltd.
Series REGS 13.000% due 01/27/15		100	103
General Shopping Finance, Ltd. 10.000% due 11/09/15 (ƒ)(Þ)		263	266

Russell Global Opportunistic Credit Fund	279

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Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Grupo Aval, Ltd. 5.250% due 02/01/17 (Þ)	200	213
4.750% due 09/26/22 (Þ)	224	224
Gruposura Finance
5.700% due 05/18/21 (Þ)	423	472
Hutchison Whampoa International 10, Ltd.
Series REGS
6.000% due 12/29/49 (ƒ)	211	221
Hutchison Whampoa International 11, Ltd.
4.625% due 01/13/22 (Þ)	400	446
IPIC GMTN, Ltd.
3.750% due 03/01/17 (Þ)	250	265
MAF Global Securities, Ltd.
5.250% due 07/05/19	200	210
MAF Sukuk, Ltd.
5.850% due 02/07/17	300	326
Minerva Overseas II, Ltd.
10.875% due 11/15/19 (Þ)	100	115
Mongolian Mining Corp.
8.875% due 03/29/17 (Þ)	333	340
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.350% due 06/30/21 (Þ)	228	263
Odebrecht Finance, Ltd.
5.125% due 06/26/22 (Þ)	211	229
Petrobras International Finance Co. - Pifco
2.875% due 02/06/15	177	183
5.375% due 01/27/21	130	147
Saudi Electricity Global Sukuk Co.
Series REGS
2.665% due 04/03/17	400	413
4.211% due 04/03/22	200	217
Schahin II Finance Co. SPV, Ltd.
5.875% due 09/25/22 (Þ)	190	201
Swire Pacific MTN Financing, Ltd.
4.500% due 02/28/22	400	440
Tencent Holdings, Ltd.
4.625% due 12/12/16 (Þ)	200	214
3.375% due 03/05/18 (Þ)	218	223

		8,480

Chile - 0.6%
Banco del Estado de Chile
3.875% due 02/08/22 (Þ)	1,171	1,260
Cencosud SA
5.500% due 01/20/21 (Þ)	150	159
Corp. Nacional del Cobre de Chile
3.000% due 07/17/22 (Þ)	726	733
4.250% due 07/17/42 (Þ)	1,260	1,280
Series REGS
6.150% due 10/24/36	623	813
Telefonica Chile SA
3.875% due 10/12/22 (Þ)	200	198

		4,443

	Principal Amount ($) or Shares		Fair Value $

Colombia - 1.6%
Bancolombia SA
5.125% due 09/11/22		175	183
Bogota Distrito Capital
Series REGS
9.750% due 07/26/28	COP	3,000,000	2,448
Colombia Government International Bond
7.750% due 04/14/21	COP	1,391,000	957
8.125% due 05/21/24		360	539
7.375% due 09/18/37		2,671	4,120
6.125% due 01/18/41		1,784	2,435
Emgesa SA ESP
Series REGS
8.750% due 01/25/21	COP	1,000,000	618
Empresa de Energia de Bogota SA
6.125% due 11/10/21 (Þ)		296	334
Empresas Publicas de Medellin ESP
Series REGS
8.375% due 02/01/21	COP	1,000,000	617
Transportadora de Gas Internacional SA ESP
5.700% due 03/20/22 (Þ)		300	334

			12,585

Croatia - 0.3%
Croatia Government International Bond
6.250% due 04/27/17 (Þ)		521	573
Series REGS
6.625% due 07/14/20		1,778	2,033

			2,606

Denmark - 0.3%
ISS A/S
Series REGS
8.875% due 05/15/16	EUR	1,600	2,141

Dominican Republic - 0.2%
Capital Cana SA
10.000% due 04/30/16 (Å)(Ø)		250	50
Dominican Republic International Bond
Series REGS
16.000% due 02/07/14	DOP	14,000	385
9.040% due 01/23/18		591	680
7.500% due 05/06/21		300	352

			1,467

El Salvador - 0.2%
El Salvador Government International Bond
Series REGS
7.375% due 12/01/19		1,328	1,560
Republic of El Salvador
7.750% due 01/24/23		311	372

			1,932

280	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

France - 0.6%
Cie Generale de Geophysique - Veritas
6.500% due 06/01/21	2,000	2,110
Faurecia
9.375% due 12/15/16	EUR 490	692
Lafarge SA
6.750% due 12/16/19	EUR 1,615	2,272

		5,074

Germany - 1.1%
ALBA Group PLC & Co. KG
8.000% due 05/15/18 (Þ)	EUR 1,030	1,408
Deutsche Bank AG/London
9.375% due 02/13/18 (Þ)	1,204	933
Grohe Holding GmbH 8.750% due 12/15/17 (Ê)(Þ)	EUR 1,250	1,657
Kabel Deutschland Holding AG 6.500% due 07/31/17 (Þ)	EUR 590	817
Styrolution Group GmbH 7.625% due 05/15/16 (Þ)	EUR 930	1,150
Techem Energy Metering Service GmbH & Co. KG 7.875% due 10/01/20 (Þ)	EUR 560	767
Unitymedia KabelBW GmbH Series REGS 9.625% due 12/01/19	EUR 1,575	2,276

		9,008

Ghana - 0.2%
Ghana Government Bond Series 3YR 21.000% due 10/26/15	GHS 610	322
Series 5YR 23.000% due 08/21/17	GHS 750	447
Republic of Ghana
Series REGS 8.500% due 10/04/17	607	704

		1,473

Hong Kong - 0.0%
Yancoal International Resources Development Co., Ltd.
5.730% due 05/16/22 (Þ)	336	346

Hungary - 1.6%
Hungary Government Bond
Series 15/C 7.750% due 08/24/15	HUF 770,000	3,646
Series 17/A 6.750% due 11/24/17	HUF 665,000	3,076
Series 17/B 6.750% due 02/24/17	HUF 37,500	173
Series 22/A 7.000% due 06/24/22	HUF 360,000	1,652

	Principal Amount ($) or Shares	Fair Value $
Hungary Government International Bond
4.500% due 01/29/14	EUR 724	946
5.500% due 05/06/14	GBP 61	100
5.000% due 03/30/16	GBP 209	324
3.500% due 07/18/16	EUR 999	1,241
4.375% due 07/04/17	EUR 262	330
5.750% due 06/11/18	EUR 293	390
6.375% due 03/29/21	410	457

		12,335

Indonesia - 2.4%
Indonesia Government International Bond Series REGS 4.875% due 05/05/21	210	239
Indonesia Treasury Bond Series FR58 8.250% due 06/15/32	IDR 15,000,000	1,861
Series FR59 7.000% due 05/15/27	IDR 32,540,000	3,637
Series FR61 7.000% due 05/15/22	IDR 37,050,000	4,223
Series FR62 6.375% due 04/15/42	IDR 2,000,000	202
Series FR64 6.125% due 05/15/28	IDR 9,050,000	938
Pertamina Persero PT Series REGS 6.000% due 05/03/42	602	680
Republic of Indonesia 11.625% due 03/04/19	3,242	4,928
5.875% due 03/13/20	1,643	1,973
8.500% due 10/12/35	111	178

		18,859

Iraq - 0.4%
Republic of Iraq Series REGS 5.800% due 01/15/28	3,168	2,946

Ireland - 0.5%
Alfa Bank OJSC Via Alfa Bond Issuance PLC 7.500% due 09/26/19 (Þ)	265	273
Ardagh Packaging Finance PLC Series REGS 9.250% due 10/15/20	EUR 1,650	2,246
Metalloinvest Finance, Ltd. 6.500% due 07/21/16 (Þ)	300	309
Novatek OAO via Novatek Finance, Ltd. 6.604% due 02/03/21 (Þ)	353	414
Series REGS 5.326% due 02/03/16	235	252
RZD Capital, Ltd. Series REGS 8.300% due 04/02/19	RUB 23,000	746

		4,240

Russell Global Opportunistic Credit Fund	281

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Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

Kazakhstan - 0.7%
BTA Bank JSC Zero coupon due 06/30/20 (Ø)(Þ)		1,427	164
Series REGS 10.750% due 07/01/18 (Ø)		377	149
KazMunayGas National Co. 6.375% due 04/09/21 (Þ)		1,355	1,597
Series REGS 11.750% due 01/23/15		457	548
7.000% due 05/05/20		2,080	2,556
Zhaikmunai LLP Series REGS 10.500% due 10/19/15		430	471

			5,485

Lithuania - 0.7%
Lithuania Government International Bond 6.625% due 02/01/22 (Þ)		1,423	1,761
Series REGS 6.125% due 03/09/21		3,250	3,908
6.625% due 02/01/22		200	248

			5,917

Luxembourg - 5.3%
Aguila 3 SA
7.875% due 01/31/18 (Þ)		695	735
Series REGS
7.875% due 01/31/18	CHF	620	707
APERAM
7.750% due 04/01/18 (Þ)		2,515	2,062
Calcipar SA
6.875% due 05/01/18 (Þ)		475	476
Capsugel FinanceCo SCA
9.875% due 08/01/19 (Þ)	EUR	1,800	2,642
ConvaTec Healthcare E SA
10.500% due 12/15/18 (Þ)		2,240	2,430
Dufry Finance SCA
5.500% due 10/15/20 (Þ)		760	771
Expro Finance Luxembourg SCA
8.500% due 12/15/16 (Þ)		1,925	1,973
Gategroup Finance Luxembourg SA
6.750% due 03/01/19 (Þ)	EUR	1,610	2,186
Gazprom Neft OAO Via GPN Capital SA
4.375% due 09/19/22 (Þ)		300	301
Gazprom OAO Via Gaz Capital SA
4.950% due 07/19/22 (Þ)		231	245
Greif Luxembourg Finance SCA
7.375% due 07/15/21 (Þ)	EUR	700	993
Series REGS
7.375% due 07/15/21	EUR	810	1,150
HeidelbergCement Finance Luxembourg SA
7.500% due 04/03/20	EUR	1,460	2,157
INEOS Group Holdings SA
Series REGS
7.875% due 02/15/16	EUR	950	1,174

	Principal Amount ($) or Shares		Fair Value $
Intelsat Jackson Holdings SA
7.250% due 10/15/20		2,300	2,444
KION Finance SA
Series REGS
7.875% due 04/15/18	EUR	1,200	1,637
Matterhorn Mobile Holdings SA
Series REGS
8.250% due 02/15/20	EUR	720	1,013
Numericable Finance & Co. SCA
8.750% due 02/15/19 (Þ)	EUR	500	659
Ontex IV SA
Series 144a
9.000% due 04/15/19 (Þ)	EUR	1,050	1,385
Series REGS
7.500% due 04/15/18	EUR	500	679
9.000% due 04/15/19	EUR	450	593
Picard Bondco SA
Series REGS
9.000% due 10/01/18	EUR	1,520	2,187
Russian Agricultural Bank OJSC Via RSHB Capital SA
8.625% due 02/17/17	RUB	20,000	655
8.625% due 02/17/17 (Þ)	RUB	48,000	1,573
Sberbank of Russia Via SB Capital SA
6.125% due 02/07/22 (Þ)		200	224
Severstal OAO Via Steel Capital SA
5.900% due 10/17/22 (Þ)		200	199
Series REGS
6.700% due 10/25/17		102	109
Sunrise Communications Holdings SA
8.500% due 12/31/18 (Þ)	EUR	1,730	2,423
Telenet Finance III Luxembourg SCA
Series REGS
6.625% due 02/15/21	EUR	500	674
Telenet Finance Luxembourg SCA
Series REGS
6.375% due 11/15/20	EUR	180	242
Telenet Finance V Luxembourg SCA
6.750% due 08/15/24 (Þ)	EUR	600	803
VTB Bank OJSC Via VTB Capital SA
Series REGS
6.315% due 02/22/18		696	735
6.250% due 06/30/35		326	347
Wind Acquisition Finance SA
Series REGS
11.750% due 07/15/17	EUR	1,700	2,137
Zinc Capital SA
Series REGS
8.875% due 05/15/18	EUR	1,045	1,338

			42,058

Malaysia - 2.3%
IOI Investment L BHD
4.375% due 06/27/22		200	207

282	Russell Global Opportunistic Credit Fund

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Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

Malaysia Government Bond
Series 0111
4.160% due 07/15/21	MYR	5,740	1,974
Series 0112
3.418% due 08/15/22	MYR	1,320	431
Series 0311
4.392% due 04/15/26	MYR	3,650	1,295
Series 0312
3.197% due 10/15/15	MYR	11,790	3,887
Series 0409
3.741% due 02/27/15	MYR	3,100	1,033
Series 0511
3.580% due 09/28/18	MYR	18,000	5,995
Series 0902
4.378% due 11/29/19	MYR	3,490	1,217
Penerbahgan Malaysia Berhad
5.625% due 03/15/16		2,311	2,605

			18,644

Mexico - 3.4%
America Movil SAB de CV
2.375% due 09/08/16		212	222
Axtel SAB de CV
7.625% due 02/01/17 (Þ)		240	134
Bank of New York Mellon SA
Institucion de Banca Multiple
9.625% due 05/02/21 (Þ)		713	671
Grupo Bimbo SAB de CV
4.875% due 06/30/20 (Þ)		131	148
4.500% due 01/25/22 (Þ)		200	220
Grupo Televisa SAB
6.000% due 05/15/18		100	119
Mexican Bonos
Series M 10
8.000% due 12/17/15	MXN	9,130	756
7.250% due 12/15/16	MXN	15,200	1,252
7.750% due 12/14/17	MXN	2,700	230
Series M 20
7.500% due 06/03/27	MXN	18,050	1,577
Series M 30
8.500% due 11/18/38	MXN	22,800	2,155
Series M
6.250% due 06/16/16	MXN	14,200	1,125
6.500% due 06/09/22	MXN	29,540	2,415
7.750% due 05/29/31	MXN	17,200	1,514
7.750% due 11/13/42	MXN	4,300	375
Mexican Udibonos
2.500% due 12/10/20	MXN	30,274	2,512
Mexichem SAB de CV
4.875% due 09/19/22 (Þ)		200	211
Mexico Government International Bond
6.050% due 01/11/40		334	443
5.750% due 10/12/10		7,054	8,289
Series MTNA
6.750% due 09/27/34		1,433	2,028
Petroleos Mexicanos
6.500% due 06/02/41		286	355

	Principal Amount ($) or Shares		Fair Value $
Urbi Desarrollos Urbanos SAB de CV
9.750% due 02/03/22 (Þ)		200	186

			26,937

Netherlands - 1.1%
Carlson Wagonlit BV
7.500% due 06/15/19 (Þ)	EUR	355	480
Indosat Palapa Co. BV
7.375% due 07/29/20 (Þ)		150	170
Listrindo Capital BV
6.950% due 02/21/19 (Þ)		200	226
Metinvest BV
8.750% due 02/14/18 (Þ)		200	192
Myriad International Holding BV
Series REGS
6.375% due 07/28/17		270	306
Refresco Group BV
7.375% due 05/15/18 (Þ)	EUR	1,760	2,241
Schaeffler Finance BV
Series REGS
8.750% due 02/15/19	EUR	600	875
Sensata Technologies BV
6.500% due 05/15/19 (Þ)		1,575	1,662
UPC Holding BV
6.375% due 09/15/22 (Þ)	EUR	1,500	1,898
Series REGS
8.375% due 08/15/20	EUR	200	283
VimpelCom Holdings BV
Series REGS
6.255% due 03/01/17		200	209

			8,542

Nigeria - 0.1%
Nigeria Government Bond
Series 10YR
16.390% due 01/27/22	NGN	47,000	351
Series 5YR
15.100% due 04/27/17	NGN	23,000	155
Series 7
16.000% due 06/29/19	NGN	71,000	506

			1,012

Panama - 1.0%
Panama Government International Bond
7.125% due 01/29/26		116	167
8.875% due 09/30/27		236	383
9.375% due 04/01/29		3,985	6,834
6.700% due 01/26/36		367	522

			7,906

Peru - 1.0%
Banco de Credito del Peru
5.375% due 09/16/20 (Þ)		187	207
Banco de Credito del Peru/Panama
Series REGS
5.375% due 09/16/20		274	303

Russell Global Opportunistic Credit Fund	283

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

BBVA Banco Continental SA
5.000% due 08/26/22 (Þ)		160	170
Corp. Azucarera del Peru SA
6.375% due 08/02/22 (Þ)		131	142
Maestro Peru SA
6.750% due 09/26/19 (Þ)		200	210
Peruvian Government International Bond
8.750% due 11/21/33		1,225	2,144
5.625% due 11/18/50		688	891
Series REGS
7.840% due 08/12/20	PEN	5,780	2,760
6.950% due 08/12/31	PEN	1,800	846
Volcan Cia Minera SAA
5.375% due 02/02/22 (Þ)		100	108

			7,781

Philippines - 1.0%
Philippine Government International Bond
4.000% due 01/15/21		4,501	5,047
6.375% due 10/23/34		1,064	1,479
6.250% due 01/14/36	PHP	40,000	1,136

			7,662

Poland - 1.5%
Poland Government Bond
Series 0922
5.750% due 09/23/22	PLN	7,850	2,693
Series CPI
2.750% due 08/25/23	PLN	4,802	1,602
Poland Government International Bond
6.375% due 07/15/19		1,900	2,366
4.000% due 03/23/21	EUR	652	928
5.125% due 04/21/21		851	1,000
5.000% due 03/23/22		3,071	3,578

			12,167

Qatar - 0.5%
Qatar Government International Bond
5.250% due 01/20/20 (Þ)		1,486	1,774
Series REGS
6.550% due 04/09/19		1,050	1,320
6.400% due 01/20/40		523	729
Ras Laffan Liquefied Natural Gas Co., Ltd. II
Series REGS
5.298% due 09/30/20		199	225

			4,048

Romania - 0.2%
Romanian Government International Bond
6.750% due 02/07/22 (Þ)		342	395
Series REGS
6.750% due 02/07/22		1,036	1,197

			1,592

	Principal Amount ($) or Shares		Fair Value $

Russia - 2.4%
Russian Foreign Bond
Series REGS
7.500% due 03/31/30		1,302	1,648
Russian Foreign Bond - Eurobond
Series REGS
7.850% due 03/10/18	RUB	150,000	5,121
7.500% due 03/31/30		9,943	12,591

			19,360

Singapore - 0.1%
Bakrie Telecom Pte, Ltd.
Series REGS
11.500% due 05/07/15		519	236
Oversea-Chinese Banking Corp., Ltd.
3.150% due 03/11/23 (Þ)		200	201
PSA International Pte, Ltd.
Series GMTN
3.875% due 02/11/21		100	109
SP PowerAssets, Ltd.
Series REGS
2.700% due 09/14/22		200	197

			743

Slovakia - 0.2%
Slovakia Government International Bond
4.375% due 05/21/22 (Þ)		1,465	1,564

South Africa - 3.2%
Eskom Holdings SOC, Ltd.
Series ES26
7.850% due 04/02/26	ZAR	6,000	662
South Africa Government Bond
Series R157
13.500% due 09/15/15	ZAR	22,410	3,128
Series R186
10.500% due 12/21/26	ZAR	37,610	5,361
Series R203
8.250% due 09/15/17	ZAR	30,000	3,807
Series R204
8.000% due 12/21/18	ZAR	16,940	2,136
Series R207
7.250% due 01/15/20	ZAR	30,000	3,611
South Africa Government International Bond
6.875% due 05/27/19		770	959
5.500% due 03/09/20		3,947	4,611
6.250% due 03/08/41		683	876

			25,151

South Korea - 0.3%
Korea East-West Power Co., Ltd.
2.500% due 07/16/17 (Þ)		202	206
Korea Expressway Corp.
1.875% due 10/22/17 (Þ)		200	198

284	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

Korea Hydro & Nuclear Power Co., Ltd.
3.000% due 09/19/22 (Þ)		281	282
Series REGS
4.750% due 07/13/21		500	573
Korea Western Power Co., Ltd.
3.125% due 05/10/17 (Þ)		758	794
KT Corp.
3.875% due 01/20/17		200	215
SK Telecom Co., Ltd.
2.125% due 05/01/18 (Þ)		203	203

			2,471

Spain - 0.4%
Abengoa Finance SAU
8.875% due 11/01/17 (Þ)		1,950	1,794
Obrascon Huarte Lain SA
Series REGS
7.625% due 03/15/20	EUR	1,050	1,354

			3,148

Sweden - 0.2%
Stena AB
Series REGS
7.875% due 03/15/20	EUR	1,210	1,627

Switzerland - 0.1%
Credit Suisse/Nassau
7.600% due 04/14/21	RUB	30,100	979

Thailand - 1.3%
Bangkok Bank PCL/Hong Kong
2.750% due 03/27/18 (Þ)		202	203
PTT Global Chemical PCL
4.250% due 09/19/22 (Þ)		200	206
PTT PCL
4.500% due 10/25/42 (Þ)		205	204
Thailand Government Bond
3.625% due 05/22/15	THB	63,500	2,105
3.125% due 12/11/15	THB	127,000	4,158
3.250% due 06/16/17	THB	34,300	1,125
3.650% due 12/17/21	THB	2,750	92
3.580% due 12/17/27	THB	6,000	196
Series ILB
1.200% due 07/14/21	THB	57,578	1,919

			10,208

Turkey - 3.0%
Akbank TAS
3.875% due 10/24/17 (Þ)		150	150
Anadolu Efes Biracilik Ve Malt Sanayii AS
3.375% due 11/01/22 (Þ)		200	194
Turkey Government Bond
9.000% due 01/27/16	TRY	4,679	2,741
Series 2YR
9.000% due 03/05/14	TRY	7,400	4,238
Series 5YR
9.000% due 03/08/17	TRY	6,900	4,082

	Principal Amount ($) or Shares		Fair Value $
Series CPI
3.000% due 07/21/21	TRY	4,310	2,624
Turkey Government International Bond
7.500% due 11/07/19		1,122	1,424
7.000% due 06/05/20		3,297	4,116
5.625% due 03/30/21		319	371
5.125% due 03/25/22		1,606	1,803
6.250% due 09/26/22		1,711	2,073
Turkiye Garanti Bankasi AS
5.250% due 09/13/22 (Þ)		200	207
Yuksel Insaat AS
Series REGS
9.500% due 11/10/15		317	255

			24,278

Ukraine - 0.4%
Ukraine Government International Bond
6.250% due 06/17/16 (Þ)		642	634
Series REGS
6.250% due 06/17/16		2,383	2,351
6.750% due 11/14/17		200	198

			3,183

United Arab Emirates - 0.1%
Dolphin Energy, Ltd.
Series REGS
5.888% due 06/15/19		240	273
DP World, Ltd.
Series REGS
6.850% due 07/02/37		160	175

			448

United Kingdom - 2.6%
Afren PLC
10.250% due 04/08/19 (Þ)		200	229
Anglian Water Osprey Financing PLC
7.000% due 01/31/18	GBP	1,515	2,653
Boparan Finance PLC
Series REGS
9.750% due 04/30/18	EUR	260	370
9.875% due 04/30/18	GBP	890	1,573
British Airways PLC
8.750% due 08/23/16	GBP	1,335	2,332
EC Finance PLC
9.750% due 08/01/17 (Þ)	EUR	910	1,272
Series REGS
9.750% due 08/01/17	EUR	120	168
Eco-Bat Finance PLC
7.750% due 02/15/17 (Þ)	EUR	1,695	2,213
Elli Finance UK PLC
8.750% due 06/15/19 (Þ)	GBP	1,100	1,944
Ferrexpo Finance PLC
7.875% due 04/07/16 (Þ)		200	192
Ineos Finance PLC
8.375% due 02/15/19 (Þ)		375	394
Kerling PLC
Series REGS
10.625% due 02/01/17	EUR	760	914

Russell Global Opportunistic Credit Fund	285

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

Ladbrokes Group Finance PLC
7.625% due 03/05/17	GBP	1,280	2,288
Phones4u Finance PLC
9.500% due 04/01/18 (Þ)	GBP	1,100	1,879
Series REGS
9.500% due 04/01/18	GBP	520	889
Priory Group No. 3 PLC
Series REGS
7.000% due 02/15/18	GBP	645	1,103
Ukreximbank Via Biz Finance PLC
Series REGS
8.375% due 04/27/15		631	619

			21,032

United States - 35.2%
Altegrity, Inc.
10.500% due 11/01/15 (Þ)		4,770	4,102
AMC Entertainment, Inc.
9.750% due 12/01/20		1,270	1,426
American Residential Services LLC
12.000% due 04/15/15 (Þ)		1,110	1,060
AmeriGas Finance LLC / AmeriGas Finance Corp.
7.000% due 05/20/22		2,090	2,270
Ameristar Casinos, Inc.
7.500% due 04/15/21		1,210	1,295
7.500% due 04/15/21 (Þ)		790	845
Arctic Glacier USA, Inc.
8.500% due 07/19/18		1,368	1,377
ARS Intermediate Holdings LLC
13.625% due 11/15/15 (Þ)		2,289	2,126
AssuraMed.
1.000% due 04/19/20		3,130	3,130
Atkore International, Inc.
9.875% due 01/01/18		2,010	2,010
Berry Petroleum Co.
6.750% due 11/01/20		1,305	1,383
6.375% due 09/15/22		270	282
Beverages & More, Inc.
9.625% due 10/01/14 (Þ)		4,295	4,445
Biomet, Inc.
6.500% due 08/01/20 (Þ)		1,595	1,647
Brickman Group Holdings, Inc.
9.125% due 11/01/18 (Þ)		4,220	4,310
BWAY Parent Co., Inc.
10.125% due 11/01/15		179	195
C&S Group Enterprises LLC
8.375% due 05/01/17 (Þ)		293	309
Cablevision Systems Corp.
5.875% due 09/15/22		600	595
Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/15		2,240	1,893
11.250% due 06/01/17		2,050	2,219
Century Aluminum Co.
8.000% due 05/15/14		150	153
Chesapeake Energy Corp.
6.625% due 08/15/20		1,680	1,764

	Principal Amount ($) or Shares	Fair Value $
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc.
6.625% due 11/15/19 (Þ)	445	424
CHS/Community Health Systems, Inc.
8.000% due 11/15/19	1,010	1,089
7.125% due 07/15/20	1,285	1,359
CIT Group, Inc.
5.500% due 02/15/19 (Þ)	745	794
5.375% due 05/15/20	350	374
5.000% due 08/15/22	720	746
Citigroup Funding, Inc.
Series EMt1
10.000% due 07/25/24 (Þ)	200,000	143
Series EMt3
11.000% due 07/27/20	595,000	426
Claire’s Stores, Inc.
9.000% due 03/15/19 (Þ)	160	167
Clear Channel Worldwide Holdings, Inc.
7.625% due 03/15/20	2,960	2,790
CommScope, Inc.
8.250% due 01/15/19 (Þ)	2,165	2,333
Comstock Resources, Inc.
8.375% due 10/15/17	540	566
7.750% due 04/01/19	690	700
9.500% due 06/15/20	440	471
Connolly LLC
10.500% due 07/15/19	3,360	3,389
Crown Castle International Corp.
5.250% due 01/15/23 (Þ)	1,575	1,630
CSC Holdings LLC
6.750% due 11/15/21 (Þ)	895	996
Cumulus Media Holdings, Inc.
7.750% due 05/01/19	2,260	2,209
DISH DBS Corp.
5.875% due 07/15/22	2,075	2,179
Education Management LLC / Education Management Finance Corp.
8.750% due 06/01/14	1,575	1,228
Education Management, LLC
8.250% due 03/30/18	2,546	2,242
Elo Touch Solutions, Inc.
8.000% due 06/01/18	998	987
12.000% due 12/01/18	2,000	1,910
Emdeon, Inc.
11.000% due 12/31/19	1,415	1,606
Emergency Medical Services Corp.
8.125% due 06/01/19	2,665	2,825
Entercom Radio LLC
10.500% due 12/01/19	3,160	3,444
Equinox Holdings, Inc.
9.500% due 02/01/16 (Þ)	5,570	5,918
Expert Global Solutions, Inc. Term Loan B
8.000% due 04/03/18	7,751	7,783
First Data Corp.
8.250% due 01/15/21 (Þ)	2,305	2,305
Foresight Energy LLC / Foresight Energy Corp.
9.625% due 08/15/17 (Þ)	7,795	8,048

286	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

General Cable Corp.
5.750% due 10/01/22 (Þ)	735	748
Global Brass and Copper, Inc.
9.500% due 06/01/19 (Þ)	2,040	2,213
Goodyear Tire & Rubber Co. (The)
7.000% due 05/15/22	625	655
GXS Worldwide, Inc.
9.750% due 06/15/15	7,450	7,711
H&E Equipment Services, Inc.
7.000% due 09/01/22 (Þ)	995	1,035
Halcon Resources Corp.
8.875% due 05/15/21 (Þ)	50	51
Harbinger Group, Inc.
10.625% due 11/15/15	3,070	3,316
HCA, Inc.
5.875% due 05/01/23	1,215	1,227
HD Supply, Inc.
8.125% due 04/15/19 (Þ)	1,885	2,074
11.500% due 07/15/20 (Þ)	480	505
Health Management Associates, Inc.
7.375% due 01/15/20	1,705	1,837
HealthSouth Corp.
10.750% due 06/15/16	1,400,000	1,190
Hillman Group, Inc.
10.875% due 06/01/18	760	825
Icon Health & Fitness, Inc.
11.875% due 10/15/16 (Þ)	1,350	1,289
IDQ Holdings, Inc.
11.500% due 04/01/17 (Þ)	2,170	2,311
Immucor, Inc.
11.125% due 08/15/19	2,925	3,247
IMS Health, Inc.
6.000% due 11/01/20 (Þ)	985	1,002
Intelligrated, Inc.
6.750% due 07/30/18	2,030	2,048
Iron Mountain, Inc.
5.750% due 08/15/24	1,595	1,591
JBS USA LLC / JBS USA Finance, Inc.
7.250% due 06/01/21 (Þ)	1,110	1,086
Kinetic Concepts, Inc. / KCI USA Inc
10.500% due 11/01/18 (Þ)	2,095	2,231
Kraton Polymers LLC / Kraton Polymers Capital Corp.
6.750% due 03/01/19	2,195	2,261
Level 3 Financing, Inc.
9.375% due 04/01/19	1,670	1,862
8.125% due 07/01/19	565	603
8.625% due 07/15/20	450	491
Levi Strauss & Co.
7.750% due 05/15/18	1,075	1,484
6.875% due 05/01/22	850	883
LIN Television Corp.
6.375% due 01/15/21 (Þ)	700	709
Linn Energy LLC / Linn Energy Finance Corp.
6.500% due 05/15/19	1,960	1,975
6.250% due 11/01/19 (Þ)	175	175

	Principal Amount ($) or Shares	Fair Value $
Mead Products LLC / ACCO Brands Corp.
6.750% due 04/30/20 (Þ)	1,025	1,047
MGM Resorts International
6.750% due 10/01/20 (Þ)	810	804
Michaels Stores, Inc.
7.750% due 11/01/18	1,590	1,707
7.750% due 11/01/18 (Þ)	30	32
Milk Specialties, Co.
14.500% due 12/23/18 (Þ)	1,500	1,545
Mueller Water Products, Inc.
7.375% due 06/01/17	1,455	1,499
Murray Energy Corp.
10.250% due 10/15/15 (Þ)	1,250	1,225
National Vision, Inc.
7.000% due 08/02/18	1,746	1,763
NGPL PipeCo LLC
9.625% due 06/01/19 (Þ)	1,720	1,978
North Atlantic Trading Co.
11.500% due 07/15/16 (Þ)	3,100	3,131
19.000% due 01/15/17 (Þ)	1,248	1,257
NRG Energy, Inc.
7.625% due 01/15/18	185	202
6.625% due 03/15/23 (Þ)	2,065	2,127
Oasis Petroleum, Inc.
6.500% due 11/01/21	1,190	1,259
6.875% due 01/15/23	705	747
Optima Specialty Steel, Inc.
12.500% due 12/15/16 (Þ)	2,030	2,172
Paperworks Industries, Inc. Term Loan
11.125% due 07/12/16	1,415	1,365
11.125% due 07/20/16 (Þ)	4,385	4,232
Party City Holdings, Inc.
8.875% due 08/01/20 (Þ)	2,540	2,699
Pemex Project Funding Master Trust
Series REGS
5.500% due 02/24/25	600	879
Physio-Control International, Inc.
9.875% due 01/15/19 (Þ)	560	613
Pilgrim’s Pride Corp.
7.875% due 12/15/18	2,640	2,600
Pinnacle Entertainment, Inc.
7.750% due 04/01/22	1,935	2,095
Pinnacle Holdco SARL
10.500% due 07/24/20	1,340	1,349
Plains Exploration & Production Co.
6.750% due 02/01/22	1,980	1,990
6.875% due 02/15/23	415	414
Polymer Group, Inc.
7.750% due 02/01/19	1,960	2,097
Radiation Therapy Services, Inc.
8.875% due 01/15/17	2,240	2,153
9.875% due 04/15/17	3,500	2,468
Radnet Management, Inc.
10.375% due 04/01/18	4,070	4,090
Reliance Holdings USA, Inc.
5.400% due 02/14/22 (Þ)	250	278
ResCare, Inc.
10.750% due 01/15/19	30	33

Russell Global Opportunistic Credit Fund	287

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
9.875% due 08/15/19	630	660
5.750% due 10/15/20 (Þ)	2,065	2,086
6.875% due 02/15/21	105	111
Ryerson, Inc. / Joseph T Ryerson & Son Inc
9.000% due 10/15/17 (Þ)	2,430	2,479
Scientific Games Corp.
8.125% due 09/15/18	915	996
Scientific Games International, Inc.
6.250% due 09/01/20 (Þ)	255	259
Sealy Mattress Co.
8.250% due 06/15/14	1,600	1,612
Serta Simmons Holdings LLC
8.125% due 10/01/20 (Þ)	2,080	2,098
ServiceMaster Co.
8.000% due 02/15/20	520	546
7.000% due 08/15/20 (Þ)	1,495	1,510
Severstal Columbus LLC
10.250% due 02/15/18	4,430	4,563
Shale-Inland Holdings LLC / Shale-Inland Finance Corp.
8.750% due 11/15/19 (Þ)	2,030	2,017
Sheridan Holdings, Inc.
9.000% due 06/29/19	930	939
Sidewinder Drilling, Inc.
9.750% due 11/15/19 (Þ)	950	955
Sitel LLC / Sitel Finance Corp.
11.000% due 08/01/17 (Þ)	3,170	3,190
Southern Copper Corp.
6.750% due 04/16/40	200	237
Sprint Capital Corp.
6.900% due 05/01/19	2,200	2,392
SSI Investments II, Ltd. / SSI Co.-Issuer LLC
11.125% due 06/01/18	1,816	2,036
Star Gas Partners, LP / Star Gas Finance Co.
8.875% due 12/01/17	280	291
Stone Energy Corp.
8.625% due 02/01/17	1,010	1,073
7.500% due 11/15/22	435	430
Summit Materials LLC / Summit Materials Finance Corp.
10.500% due 01/31/20 (Þ)	1,285	1,378
SunCoke Energy, Inc.
7.625% due 08/01/19	1,850	1,892
SunGard Data Systems, Inc.
7.625% due 11/15/20	1,450	1,575
Sunstate Equipment Co. LLC / Sunstate Equipment Co, Inc. .
12.000% due 06/15/16 (Þ)	1,460	1,540
Symbion, Inc.
8.000% due 06/15/16	750	772
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc.
11.500% due 10/01/20 (Þ)	2,475	1,770
Thermadyne Holdings Corp.
9.000% due 12/15/17	6,330	6,678

	Principal Amount ($) or Shares		Fair Value $
Townsquare Radio LLC / Townsquare Radio, Inc.
9.000% due 04/01/19 (Þ)		3,660	3,953
TransDigm, Inc.
5.500% due 10/15/20 (Þ)		1,840	1,863
TransUnion Holding Co., Inc.
8.125% due 06/15/18 (Þ)		1,285	1,292
9.625% due 06/15/18		1,155	1,221
Tronox Finance LLC
6.375% due 08/15/20 (Þ)		960	958
UCI International, Inc.
8.625% due 02/15/19		1,605	1,591
United Rentals NA, Inc.
6.125% due 06/15/23		315	319
United Surgical Partners International, Inc.
9.000% due 04/01/20		2,070	2,267
Univision Communications, Inc.
6.875% due 05/15/19 (Þ)		1,500	1,534
6.750% due 09/15/22 (Þ)		205	205
UR Merger Sub Corp.
7.625% due 04/15/22 (Þ)		795	870
USG Corp.
6.300% due 11/15/16		395	402
8.375% due 10/15/18 (Þ)		795	867
7.875% due 03/30/20 (Þ)		850	926
Valeant Pharmaceuticals International
6.750% due 08/15/21 (Þ)		980	1,041
7.250% due 07/15/22 (Þ)		1,225	1,326
Vanguard Health Holding Co. II LLC / Vanguard Holding Co II, Inc.
8.000% due 02/01/18		1,315	1,368
7.750% due 02/01/19 (Þ)		1,225	1,271
West Corp.
7.875% due 01/15/19		3,830	3,907
Wilton Brands LLC
7.500% due 08/30/18		2,950	2,979
Windstream Corp.
7.500% due 04/01/23		1,315	1,384
Wolverine World Wide, Inc.
6.125% due 10/15/20 (Þ)		1,430	1,489
Yonkers Racing Corp.
11.375% due 07/15/16 (Þ)		680	721

			280,241

Uruguay - 0.3%
Uruguay Government International Bond
5.000% due 09/14/18	UYU	7,229	419
6.875% due 09/28/25		828	1,143
7.625% due 03/21/36		555	862

			2,424

Venezuela, Bolivarian Republic of - 1.8%
Bogota Distrito Capital
9.750% due 07/26/28		800,000	653
Petroleos de Venezuela SA
Series 2014
4.900% due 10/28/14		10,080	9,349

288	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

Series 2015
5.000% due 10/28/15		183	160
Venezuela Government International Bond
6.000% due 12/09/20		579	441
9.250% due 09/15/27		138	125
Series REGS
13.625% due 08/15/18		1,418	1,510
12.750% due 08/23/22		1,205	1,292
11.950% due 08/05/31		469	480

			14,010

Virgin Islands, British - 0.5%
Arcos Dorados Holdings, Inc.
Series REGS
10.250% due 07/13/16	BRL	1,650	869
Gold Fields Orogen Holding BVI, Ltd.
Series REGS
4.875% due 10/07/20		219	217
Mega Advance Investments, Ltd.
5.000% due 05/12/21 (Þ)		405	453
PCCW-HKT Capital No. 4, Ltd.
4.250% due 02/24/16		435	465
QGOG Atlantic / Alaskan Rigs, Ltd.
5.250% due 07/30/18 (Þ)		345	362
Sinochem Overseas Capital Co., Ltd.
4.500% due 11/12/20 (Þ)		1,314	1,416
Sinopec Group Overseas Development 2012, Ltd.
4.875% due 05/17/42 (Þ)		300	344

			4,126

Total Long-Term Fixed Income Investments
(cost $653,015)			679,738

Preferred Stocks - 0.3%
United States - 0.3%
Harbinger Group, Inc.(Æ)(Þ)		2,000	2,485

Total Preferred Stocks (cost $2,000)			2,485

Short-Term Investments - 13.2%
Germany - 0.1%
Deutsche Bank AG/London
10.373% due 12/22/12 (Ê)(Þ)		500	513

Indonesia - 0.0%
PT Bakrie and Brothers Tbk
15.000% due 01/18/13		444	200

Malaysia - 0.3%
Bank Negara Malaysia Monetary Notes
Series 0912
Zero coupon due 11/01/12 (ž)		180	59
Series 1812
Zero coupon due 11/22/12 (ž)		2,500	819
Series 4012
Zero coupon due 12/04/12 (ž)		2,990	979

	Principal Amount ($) or Shares		Fair Value $
Series 4312
Zero coupon due 12/13/12 (ž)	250		82
Series 4412
Zero coupon due 12/18/12 (ž)	1,500		491
Series 6312
Zero coupon due 11/06/12 (ž)	180		59

			2,489

Mexico - 0.1%
Mexican Bonos
Series MI10
9.000% due 12/20/12	400		31
Mexico Cetes
Series BI
Zero coupon due 01/17/13	90,000		681

			712

Nigeria - 0.0%
Nigeria Treasury Bills
Zero coupon due 09/05/13 (ž)	46,000		254

Thailand - 0.1%
Bank of Thailand
Series 91
Zero coupon due 12/27/12 (ž)	14,000		455

Turkey - 0.2%
Turkey Government Bond
Zero coupon due 07/17/13	2,225		1,186

Ukraine - 0.2%
Ukraine Government International Bond
Series REGS
7.650% due 06/11/13	1,796		1,808

United States - 11.9%
Citigroup Funding, Inc.
Zero coupon due 01/18/13 (Þ)	870		1,050
JPMorgan Chase Bank/London
Series EMTN
6.000% due 11/21/12	1,100		1,328
Merrill Communications, LLC Term Loan B
9.750% due 11/22/12	6,743		6,699
United States Treasury Bills
0.099% due 11/01/12	1,000		1,000
0.101% due 11/01/12 (ç)(ž)	2,000		2,000
Zero coupon due 11/08/12 (ç)(ž)	3,000		3,000
Zero coupon due 11/15/12 (ç)(ž)	2,000		2,000
Zero coupon due 12/06/12 (ç)(ž)	3,000		3,000
Russell U.S. Cash Management Fund	74,744,927	(¥)	74,745

			94,822

Uruguay - 0.3%
Monetary Regulation Bills
Zero coupon due 01/31/13 (ž)	4,800		233
Uruguay Monetary Regulation Bills
Zero coupon due 12/13/12 (ž)	10,000		501

Russell Global Opportunistic Credit Fund	289

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

	Principal Amount ($) or Shares	Fair Value $

Uruguay Treasury Bills
Zero coupon due 12/07/12 (ž)	4,060	204
Zero coupon due 01/23/13 (ž)	8,230	400
Zero coupon due 09/09/13 (ž)	16,600	771

		2,109

Total Short-Term Investments
(cost $104,515)		104,548

Total Investments - 99.0%
(identified cost $759,530)		786,771

Other Assets and Liabilities, Net - 1.0%		7,806

Net Assets - 100.0%		794,577

See accompanying notes which are an integral part of the financial statements.

290	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share and contract amounts)

Restricted Securities

% of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Fair Value (000) $

0.0%
Capital Cana SA	10/04/10	250,000	75.50	189	50

					50

For a description of restricted securities see note 9 in the Notes to Financial Statements.

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount	Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
United States Treasury 10 Year Note Futures	83	USD 11,042	12/12	36

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)				36

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund	291

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Barclays Bank PLC	USD	1,736	BRL	3,547	11/05/12	11
Barclays Bank PLC	USD	1,742	BRL	3,547	11/05/12	4
Barclays Bank PLC	USD	1,574	BRL	3,208	12/04/12	(1)
Barclays Bank PLC	USD	2,000	IDR	20,400,000	06/19/13	64
Barclays Bank PLC	USD	9,559	PLN	31,639	11/30/12	321
Barclays Bank PLC	USD	673	RUB	21,005	11/13/12	(4)
Barclays Bank PLC	USD	4,652	RUB	144,900	11/13/12	(40)
Barclays Bank PLC	USD	528	RUB	16,582	11/15/12	(1)
Barclays Bank PLC	USD	1,088	RUB	33,952	11/20/12	(9)
Barclays Bank PLC	BRL	3,208	USD	1,581	11/05/12	1
Barclays Bank PLC	IDR	34,000,000	USD	3,513	11/19/12	(19)
Barclays Bank PLC	PEN	15,430	USD	5,960	11/26/12	13
Barclays Bank PLC	PLN	322	USD	99	11/30/12	(1)
Barclays Bank PLC	PLN	1,278	USD	397	11/30/12	(2)
Barclays Bank PLC	PLN	1,972	USD	620	11/30/12	4
Barclays Bank PLC	TRY	403	USD	221	11/13/12	(3)
Deutsche Bank AG	USD	1,906	AUD	1,839	11/07/12	2
Deutsche Bank AG	USD	1,397	CAD	1,397	11/07/12	1
Deutsche Bank AG	USD	1,502	EUR	1,159	11/07/12	—
Deutsche Bank AG	USD	590	EUR	457	11/30/12	3
Deutsche Bank AG	USD	615	RON	2,131	12/18/12	(11)
Deutsche Bank AG	USD	1,150	RUB	37,053	11/07/12	30
Deutsche Bank AG	USD	1,175	RUB	37,662	11/07/12	25
Deutsche Bank AG	USD	1,030	RUB	32,280	12/19/12	(9)
Deutsche Bank AG	USD	2,354	RUB	74,715	02/01/13	(7)
Deutsche Bank AG	AUD	1,391	USD	1,442	11/07/12	(1)
Deutsche Bank AG	AUD	1,839	USD	1,902	12/06/12	(2)
Deutsche Bank AG	CAD	2,705	USD	2,747	11/07/12	39
Deutsche Bank AG	CAD	1,397	USD	1,396	12/06/12	(1)
Deutsche Bank AG	EUR	1,148	USD	1,477	11/07/12	(11)
Deutsche Bank AG	EUR	50	USD	65	11/30/12	—
Deutsche Bank AG	EUR	246	USD	321	11/30/12	2
Deutsche Bank AG	EUR	9,837	USD	12,744	11/30/12	(9)
Deutsche Bank AG	EUR	1,159	USD	1,502	12/06/12	—
Deutsche Bank AG	GBP	267	USD	429	11/30/12	(2)
Deutsche Bank AG	GBP	295	USD	474	11/30/12	(2)
Deutsche Bank AG	NZD	718	USD	595	11/07/12	5
HSBC Bank PLC	USD	1,734	BRL	3,547	11/05/12	12
HSBC Bank PLC	USD	1,741	BRL	3,547	11/05/12	5
HSBC Bank PLC	USD	1,574	BRL	3,208	12/04/12	—
HSBC Bank PLC	USD	1,575	BRL	3,208	12/04/12	(2)
HSBC Bank PLC	USD	1,576	BRL	3,208	12/04/12	(3)
HSBC Bank PLC	USD	520	CLP	247,130	11/09/12	(7)
HSBC Bank PLC	USD	930	COP	1,684,695	11/08/12	(11)
HSBC Bank PLC	USD	521	NGN	84,850	01/03/13	11
HSBC Bank PLC	USD	590	NGN	98,678	03/19/13	15
HSBC Bank PLC	BRL	3,208	USD	1,582	11/05/12	3
HSBC Bank PLC	BRL	3,208	USD	1,580	11/05/12	1
HSBC Bank PLC	BRL	3,208	USD	1,583	11/05/12	3
HSBC Bank PLC	IDR	28,130,000	USD	2,900	11/19/12	(22)
HSBC Bank PLC	PEN	3,907	USD	1,500	11/05/12	(7)
JPMorgan Chase Bank	USD	1,906	AUD	1,839	11/07/12	2
JPMorgan Chase Bank	USD	1,576	BRL	3,208	12/04/12	(3)

See accompanying notes which are an integral part of the financial statements.

292	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

JPMorgan Chase Bank	USD	1,397	CAD	1,397	11/07/12	1
JPMorgan Chase Bank	USD	1,502	EUR	1,159	11/07/12	—
JPMorgan Chase Bank	USD	3,000	IDR	29,992,500	06/17/13	36
JPMorgan Chase Bank	USD	370	INR	19,691	11/15/12	(5)
JPMorgan Chase Bank	USD	740	INR	39,256	11/19/12	(13)
JPMorgan Chase Bank	USD	870	INR	46,336	11/19/12	(12)
JPMorgan Chase Bank	USD	220	INR	11,847	11/30/12	(1)
JPMorgan Chase Bank	USD	116	MXN	1,500	11/26/12	(2)
JPMorgan Chase Bank	USD	10,204	MXN	131,568	11/26/12	(177)
JPMorgan Chase Bank	USD	469	NGN	78,416	04/09/13	10
JPMorgan Chase Bank	USD	220	PLN	728	11/30/12	7
JPMorgan Chase Bank	USD	630	PLN	2,134	11/30/12	36
JPMorgan Chase Bank	USD	1,290	RUB	40,274	11/02/12	(6)
JPMorgan Chase Bank	USD	374	RUB	11,682	11/06/12	(1)
JPMorgan Chase Bank	USD	528	RUB	16,582	11/15/12	(1)
JPMorgan Chase Bank	USD	515	RUB	16,193	11/20/12	—
JPMorgan Chase Bank	AUD	1,391	USD	1,442	11/07/12	(1)
JPMorgan Chase Bank	AUD	1,839	USD	1,902	12/06/12	(2)
JPMorgan Chase Bank	BRL	3,055	USD	1,500	11/05/12	(4)
JPMorgan Chase Bank	BRL	3,208	USD	1,583	11/05/12	3
JPMorgan Chase Bank	CAD	2,705	USD	2,747	11/07/12	39
JPMorgan Chase Bank	CAD	1,397	USD	1,396	12/06/12	(1)
JPMorgan Chase Bank	EUR	1,148	USD	1,477	11/07/12	(11)
JPMorgan Chase Bank	EUR	1,159	USD	1,502	12/06/12	—
JPMorgan Chase Bank	HUF	61,556	USD	289	11/21/12	8
JPMorgan Chase Bank	HUF	215,884	USD	1,013	11/21/12	28
JPMorgan Chase Bank	IDR	14,445,000	USD	1,500	11/02/12	(4)
JPMorgan Chase Bank	NZD	718	USD	595	11/07/12	5
JPMorgan Chase Bank	RUB	12,934	USD	411	11/02/12	(1)
JPMorgan Chase Bank	RUB	27,340	USD	869	11/02/12	(3)
JPMorgan Chase Bank	RUB	11,682	USD	371	11/06/12	(1)
JPMorgan Chase Bank	TWD	64,350	USD	2,200	11/26/12	(3)
JPMorgan Chase Bank	ZAR	6,473	USD	739	11/19/12	(6)
JPMorgan Chase Bank	ZAR	14,606	USD	1,650	11/19/12	(30)
Royal Bank of Canada	USD	1,907	AUD	1,839	11/07/12	1
Royal Bank of Canada	USD	1,397	CAD	1,397	11/07/12	1
Royal Bank of Canada	USD	1,502	EUR	1,159	11/07/12	—
Royal Bank of Canada	AUD	1,391	USD	1,442	11/07/12	(1)
Royal Bank of Canada	AUD	1,839	USD	1,902	12/06/12	(1)
Royal Bank of Canada	CAD	2,705	USD	2,747	11/07/12	39
Royal Bank of Canada	CAD	1,397	USD	1,396	12/06/12	(1)
Royal Bank of Canada	EUR	1,148	USD	1,477	11/07/12	(11)
Royal Bank of Canada	EUR	1,159	USD	1,502	12/06/12	—
Royal Bank of Canada	NZD	718	USD	595	11/07/12	5
Standard Bank London, Ltd.	GHS	610	USD	325	11/05/12	3
State Street Bank & Trust Co.	USD	269	AUD	260	11/07/12	1
State Street Bank & Trust Co.	USD	1,906	AUD	1,839	11/07/12	3
State Street Bank & Trust Co.	USD	1,579	BRL	3,208	11/05/12	—
State Street Bank & Trust Co.	USD	1,736	BRL	3,547	11/05/12	11
State Street Bank & Trust Co.	USD	1,577	BRL	3,208	12/04/12	(4)
State Street Bank & Trust Co.	USD	198	CAD	197	11/07/12	(2)
State Street Bank & Trust Co.	USD	1,397	CAD	1,397	11/07/12	1
State Street Bank & Trust Co.	USD	5,114	CAD	5,036	11/07/12	(72)

See accompanying notes which are an integral part of the financial statements.

Russell Global Opportunistic Credit Fund	293

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	USD	915	EUR	706	11/06/12	—
State Street Bank & Trust Co.	USD	1,111	EUR	857	11/06/12	—
State Street Bank & Trust Co.	USD	1,321	EUR	1,018	11/06/12	(2)
State Street Bank & Trust Co.	USD	1,952	EUR	1,491	11/06/12	(19)
State Street Bank & Trust Co.	USD	209	EUR	160	11/07/12	(1)
State Street Bank & Trust Co.	USD	1,502	EUR	1,159	11/07/12	—
State Street Bank & Trust Co.	USD	56	EUR	43	12/06/12	—
State Street Bank & Trust Co.	USD	114	GBP	72	11/06/12	1
State Street Bank & Trust Co.	USD	20	JPY	1,585	11/07/12	—
State Street Bank & Trust Co.	USD	551	JPY	44,069	11/07/12	1
State Street Bank & Trust Co.	USD	100	NZD	122	11/07/12	1
State Street Bank & Trust Co.	USD	2,812	NZD	3,421	11/07/12	2
State Street Bank & Trust Co.	AUD	1,391	USD	1,443	11/07/12	(1)
State Street Bank & Trust Co.	AUD	2,051	USD	2,126	11/07/12	(2)
State Street Bank & Trust Co.	AUD	1,130	USD	1,168	12/06/12	(1)
State Street Bank & Trust Co.	AUD	1,839	USD	1,902	12/06/12	(2)
State Street Bank & Trust Co.	BRL	3,208	USD	1,584	11/05/12	5
State Street Bank & Trust Co.	BRL	3,547	USD	1,746	11/05/12	—
State Street Bank & Trust Co.	CAD	2,705	USD	2,747	11/07/12	39
State Street Bank & Trust Co.	CAD	938	USD	938	12/06/12	(1)
State Street Bank & Trust Co.	CAD	1,397	USD	1,396	12/06/12	(1)
State Street Bank & Trust Co.	CHF	673	USD	722	11/06/12	(1)
State Street Bank & Trust Co.	EUR	49,434	USD	64,283	11/06/12	207
State Street Bank & Trust Co.	EUR	206	USD	265	11/07/12	(2)
State Street Bank & Trust Co.	EUR	1,148	USD	1,477	11/07/12	(11)
State Street Bank & Trust Co.	EUR	1,159	USD	1,502	12/06/12	—
State Street Bank & Trust Co.	GBP	361	USD	582	11/06/12	(1)
State Street Bank & Trust Co.	GBP	10,540	USD	17,012	11/06/12	4
State Street Bank & Trust Co.	JPY	45,654	USD	587	11/07/12	15
State Street Bank & Trust Co.	NZD	671	USD	556	11/07/12	4
State Street Bank & Trust Co.	NZD	718	USD	595	11/07/12	5
State Street Bank & Trust Co.	NZD	1,038	USD	851	12/06/12	—
UBS AG	USD	1,741	BRL	3,547	11/05/12	5
UBS AG	USD	5,229	BRL	10,642	11/05/12	10
UBS AG	USD	1,574	BRL	3,208	12/04/12	(1)
UBS AG	USD	1,575	BRL	3,208	12/04/12	(2)
UBS AG	USD	1,575	BRL	3,208	12/04/12	(2)
UBS AG	USD	131	PLN	415	11/30/12	(2)
UBS AG	USD	707	RUB	22,127	11/06/12	(2)
UBS AG	BRL	3,208	USD	1,582	11/05/12	3
UBS AG	BRL	3,208	USD	1,582	11/05/12	2
UBS AG	BRL	3,208	USD	1,580	11/05/12	1
UBS AG	PLN	502	USD	156	11/30/12	(1)
UBS AG	RUB	22,127	USD	702	11/06/12	(3)
UBS AG	TRY	669	USD	370	11/13/12	(3)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						492

See accompanying notes which are an integral part of the financial statements.

294	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Credit Default Swap Contracts
Credit Indices
Reference Entity	Counterparty	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Fair Value $
Dow Jones CDX Index	Morgan Stanley	USD	1,000	5.000%	12/20/17	(1)
Dow Jones CDX Index	Morgan Stanley	USD	7,000	5.000%	12/20/17	(11)
Dow Jones CDX Index	Morgan Stanley	USD	9,000	5.000%	12/20/17	(14)

Total Fair Value on Open Credit Indices Premiums Paid (Received) - $1 (å)						(26)

Index Swaps Contracts
Fund Receives Underlying Security	Counterparty	Notional Amount		Fund Pays Fixed Rate	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan Emerging Market Bond Index	JPMorgan Securities, Inc.	USD	13,000	1 Month LIBOR plus 0.300%	12/04/12	—

Total Fair Value of Index Swap Contracts Premium Paid (Received) - $- (å)						—

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Long-Term Fixed Income Investments
Argentina	$—	$8,622	$—	$8,622	1.1
Australia	—	1,297	—	1,297	0.2
Austria	—	532	—	532	0.1
Azerbaijan	—	332	—	332	—	*
Bermuda	—	3,354	—	3,354	0.4
Brazil	—	9,194	—	9,194	1.2
Canada	—	3,728	—	3,728	0.5
Cayman Islands	—	8,480	—	8,480	1.1
Chile	—	4,443	—	4,443	0.6
Columbia	—	12,585	—	12,585	1.6
Croatia	—	2,606	—	2,606	0.3
Denmark	—	2,141	—	2,141	0.3
Dominican Republic	—	1,032	435	1,467	0.2
El Salvador	—	1,932	—	1,932	0.2
France	—	5,074	—	5,074	0.6
Germany	—	8,075	933	9,008	1.1
Ghana	—	1,473	—	1,473	0.2
Hong Kong	—	346	—	346	—	*
Hungary	—	12,335	—	12,335	1.6
Indonesia	—	18,859	—	18,859	2.4
Iraq	—	2,946	—	2,946	0.4
Ireland	—	4,240	—	4,240	0.5
Kazakhstan	—	5,485	—	5,485	0.7
Lithuania	—	5,917	—	5,917	0.7

See accompanying notes which are an integral part of the financial statements.

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Presentation of Portfolio Holdings, continued — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Luxembourg	$—	$42,058	$—	$42,058	5.3
Malaysia	—	18,644	—	18,644	2.3
Mexico	—	26,937	—	26,937	3.4
Netherlands	—	8,542	—	8,542	1.1
Nigeria	—	1,012	—	1,012	0.1
Panama	—	7,906	—	7,906	1.0
Peru	—	7,781	—	7,781	1.0
Philippines	—	7,662	—	7,662	1.0
Poland	—	12,167	—	12,167	1.5
Qatar	—	4,048	—	4,048	0.5
Romania	—	1,592	—	1,592	0.2
Russia	—	19,360	—	19,360	2.4
Singapore	—	743	—	743	0.1
Slovakia	—	1,564	—	1,564	0.2
South Africa	—	25,151	—	25,151	3.2
South Korea	—	2,471	—	2,471	0.3
Spain	—	3,148	—	3,148	0.4
Sweden	—	1,627	—	1,627	0.2
Switzerland	—	—	979	979	0.1
Thailand	—	10,208	—	10,208	1.3
Turkey	—	24,278	—	24,278	3.0
Ukraine	—	3,183	—	3,183	0.4
United Arab Emirates	—	448	—	448	0.1
United Kingdom	—	21,032	—	21,032	2.6
United States	—	271,950	8,291	280,241	35.2
Uruguay	—	2,424	—	2,424	0.3
Venezuela, Bolivarian Republic of	—	14,010	—	14,010	1.8
Virgin Islands, British	—	4,126	—	4,126	0.5
Preferred Stocks	—	—	2,485	2,485	0.3
Short-Term Investments	—	101,456	3,092	104,548	13.2

Total Investments	—	770,556	16,215	786,771	99.0

Other Assets and Liabilities, Net					1.0

					100.0

Other Financial Instruments
Futures Contracts	36	—	—	36	—	*
Foreign Currency Exchange Contracts	—	492	—	492	—	*
Credit Default Swap Contracts	—	(27)	—	(27)	(—	)*
Index Swap Contracts	—	—	—	—	—	*

Total Other Financial Instruments**	$36	$465	$—	$501

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

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Presentation of Portfolio Holdings, continued — October 31, 2012

Amounts in thousands

The significant inputs used in determining the fair value levels of Level 3 securities were as follows:

Quantitative Information about Level 3 Fair Value Measurements

Category and Subcategory	Valuation Technique(s)	Unobservable Input(s)	Input/Range(s)	Fair Value ($)
Long-Term Fixed Income Investments
Dominican Republic	Other*			$435
Germany	Other*			933
Switzerland	Other*			979
United States	Broker Quote**			568
United States	Market Comparable Companies	Yield to Worst	1.6%-5.8%	2,126
United States	Market Comparable Companies	Yield to Worst	14.2%-21.9%	5,597
Preferred Stocks	Market Conversion Price	Redemption Value	$1,036.74	2,485
Short-Term Investments	Broker Quote**			2,042
Short-Term Investments	Other*			1,050

Total Investments				$16,215

*	Level 3 investments with a listed Valuation Technique of “Other” for the period ended October 31, 2012 were less than 1% of net assets.
**	For a description of the “Broker Quote” Valuation Technique see note 2 in the Notes to Financial Statements.

For qualitative information on the significant inputs used in determining the fair values of Level 3 securities see note 2 in the Notes to Financial Statements.

A reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ended October 31, 2012 were as follows:

Category and Subcategory	Beginning Balance 11/1/2011	Gross Purchases	Gross Sales	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Net Transfers into Level 3	Net Transfers out of Level 3	Net change in Unrealized Appreciation/ (Depreciation)	Ending Balance at 10/31/2012	Net change in Unrealized Appreciation/ (Depreciation) on Investments held as of 10/31/2012

Long-Term Fixed Income Investments
Brazil	$3,227	$—	$3,077	$29	$(278)	$—	$—	$99	$—	$—
Dominican Republic	—	382	—	(4)	—	50	—	7	435	7
Germany	—	—	—	—	—	933	—	—	933	—
Switzerland	—	1,604	589	2	(52)	—	—	14	979	14
United Kingdom	1,492	—	1,485	—	(3)	—	—	(4)	—	—
United States	27,978	2,925	22,131	(2)	49	—	—	(528)	8,291	(271)
Preferred Stocks	1,910	—	—	—	—	—	—	575	2,485	575
Short-Term Investments	1,366	3,266	1,376	—	10	—	—	(174)	3,092	(174)

Total Investments	35,973	8,177	28,658	25	(274)	983	—	(11)	16,215	151

See accompanying notes which are an integral part of the financial statements.

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Russell Global Opportunistic Credit Fund

Fair Value of Derivative Instruments — October 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$—	$1,120	$—
Daily variation margin on futures contracts*	—	—	—	36

Total	$—	$—	$1,120	$36

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$—	$628	$—
Credit default swap contracts, at fair value	—	26	—	—

Total	$—	$26	$628	$—

Derivatives not accounted for as hedging instruments	Equity Contracts	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$—	$—	$—	$(340)
Credit default swap contracts	—	2,139	—	—
Index swap contracts	1,412	—	—	—
Foreign currency-related transactions**	—	—	4,855	—

Total	$1,412	$2,139	$4,855	$(340)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$—	$—	$—	$36
Credit default swap contracts	—	(745)	—	—
Foreign currency-related transactions***	—	—	3,278	—

Total	$—	$(745)	$3,278	$36

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments.
Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

298	Russell Global Opportunistic Credit Fund

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Russell Global Opportunistic Credit Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$759,530
Investments, at fair value*	786,771
Cash	75
Cash (restricted)(a)(b)	160
Foreign currency holdings**	1,005
Unrealized appreciation on foreign currency exchange contracts	1,120
Receivables:
Dividends and interest	12,513
Dividends from affiliated Russell funds	8
Investments sold	5,149
Fund shares sold	2,149
Foreign taxes recoverable	78
Daily variation margin on futures contracts	30
Prepaid expenses	6

Total assets	809,064

Liabilities
Payables:
Investments purchased	11,140
Fund shares redeemed	1,997
Accrued fees to affiliates	582
Other accrued expenses	114
Unrealized depreciation on foreign currency exchange contracts	628
Credit default swap contracts, at fair value***	26

Total liabilities	14,487

Net Assets	$794,577

See accompanying notes which are an integral part of the financial statements.

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Russell Global Opportunistic Credit Fund

Statement of Assets and Liabilities, continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$7,117
Accumulated net realized gain (loss)	4,903
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	27,241
Futures contracts	36
Credit default swap contracts	(27)
Foreign currency-related transactions	535
Shares of beneficial interest	757
Additional paid-in capital	754,015

Net Assets	$794,577

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.47
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$10.88
Class A — Net assets	$8,856,954
Class A — Shares outstanding ($.01 par value)	845,735
Net asset value per share: Class C(#)	$10.44
Class C — Net assets	$6,917,866
Class C — Shares outstanding ($.01 par value)	662,850
Net asset value per share: Class E(#)	$10.49
Class E — Net assets	$13,165,126
Class E — Shares outstanding ($.01 par value)	1,255,502
Net asset value per share: Class S(#)	$10.50
Class S — Net assets	$457,523,026
Class S — Shares outstanding ($.01 par value)	43,573,589
Net asset value per share: Class Y(#)	$10.51
Class Y — Net assets	$308,113,925
Class Y — Shares outstanding ($.01 par value)	29,330,095
Amounts in thousands

* Investments in affiliates, Russell U.S. Cash Management Fund	$74,745
** Foreign currency holdings - cost	$1,015
*** Credit default swap contracts - premiums paid (received)	$1
(a) Cash Collateral for Futures	$100
(b) Cash Collateral for Swaps	$60

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

300	Russell Global Opportunistic Credit Fund

Russell Investment Company

Russell Global Opportunistic Credit Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Dividends	$288
Dividends from affiliated Russell funds	106
Interest	56,077
Less foreign taxes withheld	(56)

Total investment income	56,415

Expenses
Advisory fees	8,111
Administrative fees	401
Custodian fees	265
Distribution fees - Class A	14
Distribution fees - Class C	36
Transfer agent fees - Class A	11
Transfer agent fees - Class C	9
Transfer agent fees - Class E	27
Transfer agent fees - Class S	838
Transfer agent fees - Class Y	15
Professional fees	112
Registration fees	61
Shareholder servicing fees - Class C	12
Shareholder servicing fees - Class E	36
Trustees’ fees	24
Printing fees	160
Miscellaneous	25

Expenses before reductions	10,157
Expense reductions	(2,697)

Net expenses	7,460

Net investment income (loss)	48,955

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	941
Futures contracts	(340)
Credit default swap contracts	2,139
Index swap contracts	1,412
Foreign currency-related transactions	4,770

Net realized gain (loss)	8,922

Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	42,127
Futures contracts	36
Credit default swap contracts	(745)
Foreign currency-related transactions	3,258

Net change in unrealized appreciation (depreciation)	44,676

Net realized and unrealized gain (loss)	53,598

Net Increase (Decrease) in Net Assets from Operations	$102,553

See accompanying notes which are an integral part of the financial statements.

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Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$48,955	$41,662
Net realized gain (loss)	8,922	3,562
Net change in unrealized appreciation (depreciation)	44,676	(20,070)

Net increase (decrease) in net assets from operations	102,553	25,154

Distributions
From net investment income
Class A	(497)	(4)
Class C	(433)	(8)
Class E	(1,514)	(8)
Class S	(47,527)	(2,509)
Class Y	(36,000)	(3,474)
From net realized gain
Class C	—	(1)
Class S	—	(90)
Class Y	—	(122)

Net decrease in net assets from distributions	(85,971)	(6,216)

Share Transactions*
Net increase (decrease) in net assets from share transactions	886	138,088

Total Net Increase (Decrease) in Net Assets	17,468	157,026

Net Assets
Beginning of period	777,109	620,083

End of period	$794,577	$777,109

Undistributed (overdistributed) net investment income included in net assets	$7,117	$42,377

See accompanying notes which are an integral part of the financial statements.

302	Russell Global Opportunistic Credit Fund

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Russell Global Opportunistic Credit Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	650	$6,590	225	$2,296
Proceeds from reinvestment of distributions	48	483	1	4
Payments for shares redeemed	(91)	(938)	(10)	(98)

Net increase (decrease)	607	6,135	216	2,202

Class C
Proceeds from shares sold	466	4,782	298	3,018
Proceeds from reinvestment of distributions	42	421	1	8
Payments for shares redeemed	(180)	(1,838)	(30)	(302)

Net increase (decrease)	328	3,365	269	2,724

Class E
Proceeds from shares sold	306	3,138	1,454	14,771
Proceeds from reinvestment of distributions	134	1,336	1	2
Payments for shares redeemed	(544)	(5,658)	(183)	(1,854)

Net increase (decrease)	(104)	(1,184)	1,272	12,919

Class S
Proceeds from shares sold	12,657	129,703	19,085	193,956
Proceeds from reinvestment of distributions	4,612	45,969	230	2,274
Payments for shares redeemed	(13,583)	(140,142)	(3,985)	(40,396)

Net increase (decrease)	3,686	35,530	15,330	155,834

Class Y
Proceeds from shares sold	4,721	47,870	1,959	19,785
Proceeds from reinvestment of distributions	3,621	36,000	364	3,596
Payments for shares redeemed	(12,267)	(126,830)	(5,777)	(58,972)

Net increase (decrease)	(3,925)	(42,960)	(3,454)	(35,591)

Total increase (decrease)	592	$886	13,633	$138,088

See accompanying notes which are an integral part of the financial statements.

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Russell Global Opportunistic Credit Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss) (a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain		$ Total Distributions
Class A
October 31, 2012	10.32	.58	.67	1.25	(1.10)	—		(1.10)
October 31, 2011	10.09	.57	(.25)	.32	(.09)	—	(f)	(.09)
October 31, 2010(5)	10.00	.03	.06	.09	—	—		—
Class C
October 31, 2012	10.25	.51	.67	1.18	(.99)	—		(.99)
October 31, 2011	10.08	.48	(.23)	.25	(.08)	—	(f)	(.08)
October 31, 2010(5)	10.00	.02	.06	.08	—	—		—
Class E
October 31, 2012	10.32	.59	.67	1.26	(1.09)	—		(1.09)
October 31, 2011	10.09	.56	(.24)	.32	(.09)	—	(f)	(.09)
October 31, 2010(5)	10.00	.03	.06	.09	—	—		—
Class S
October 31, 2012	10.35	.62	.66	1.28	(1.13)	—		(1.13)
October 31, 2011	10.09	.58	(.22)	.36	(.10)	—	(f)	(.10)
October 31, 2010(5)	10.00	.03	.06	.09	—	—		—
Class Y
October 31, 2012	10.36	.63	.66	1.29	(1.14)	—		(1.14)
October 31, 2011	10.09	.58	(.21)	.37	(.10)	—	(f)	(.10)
October 31, 2010(5)	10.00	.03	.06	.09	—	—		—

See accompanying notes which are an integral part of the financial statements.

304	Russell Global Opportunistic Credit Fund

$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

10.47	13.09	8,857	1.57	1.20	5.67	109
10.32	3.24	2,468	1.57	1.20	5.58	126
10.09	.90	234	1.88	1.51	3.13	4

10.44	12.33	6,918	2.32	1.95	4.94	109
10.25	2.51	3,432	2.32	1.95	4.78	126
10.08	.80	664	2.63	2.26	2.53	4

10.49	13.18	13,165	1.57	1.20	5.75	109
10.32	3.22	14,029	1.57	1.20	5.53	126
10.09	.90	885	1.88	1.51	3.80	4

10.50	13.37	457,523	1.32	.95	6.00	109
10.35	3.57	412,737	1.32	.95	5.71	126
10.09	.90	247,804	1.63	1.26	3.58	4

10.51	13.43	308,114	1.13	.85	6.11	109
10.36	3.69	344,443	1.14	.86	5.73	126
10.09	.90	370,496	1.46	1.18	3.37	4

See accompanying notes which are an integral part of the financial statements.

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Russell Investment Company

Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Russell Strategic Bond Fund - Class A ‡
	Total Return
1 Year	4.26%
5 Years	5.64	%§
10 Years	5.40	%§

Russell Strategic Bond Fund - Class C ‡‡
	Total Return
1 Year	7.56%
5 Years	5.79	%§
10 Years	5.47	%§

Russell Strategic Bond Fund - Class E
	Total Return
1 Year	8.46%
5 Years	6.53	%§
10 Years	5.84	%§

Russell Strategic Bond Fund - Class I
	Total Return
1 Year	8.78%
5 Years	6.79	%§
10 Years	6.11	%§

Russell Strategic Bond Fund - Class S ‡‡‡
	Total Return
1 Year	8.71%
5 Years	6.78	%§
10 Years	6.11	%§

Russell Strategic Bond Fund - Class Y ‡‡‡‡
	Total Return
1 Year	8.89%
5 Years	6.89	%§
10 Years	6.15	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	5.25%
5 Years	6.38	%§
10 Years	5.39	%§

306	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Russell Strategic Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders in 60 days of when a money manager begins providing services. As of October 31, 2012, the Fund had seven money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Russell Strategic Bond Fund’s Class A, Class C, Class E, Class I, Class S and Class Y Shares gained 8.44%, 7.56%, 8.46%, 8.78%, 8.71% and 8.89%, respectively. This is compared to the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which gained 5.25% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® BBB Rated Corporate Debt Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 10.16%. For the same period, the Lipper® Intermediate Investment Grade Debt Funds Average, another group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 8.09%. These returns serve as peer comparisons and are expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The positive macroeconomic developments throughout the year contributed to a risk-on environment that was beneficial for credit risk assets (i.e., assets that are sensitive to movements in the credit markets). The actions of the European Central Bank, U.S. Federal Reserve (the “Fed”) and other central banks across the globe helped reduce perceived systemic risk related to the European debt crisis and the general health of the global financial system. With a perceived reduction of market risk, investors were more comfortable allocating more of their capital towards risk assets which supported a risk-on environment for most of the fiscal year. This environment had a positive effect on Fund performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

During the fiscal year, the Fund’s money managers tended to invest in non-Treasury sectors and non-benchmark securities, such as non-agency mortgage backed securities and emerging market debt. These securities outperformed supported by the overall “risk-on” market environment over the fiscal year. Derivatives used to gain credit exposure were not a material contributor to Fund performance.

The Fund’s money managers also tended to seek positive real yields in the longer term after adjusting for the effects of inflation. This led the Fund’s managers to underweight duration when U.S. Treasury yields fell towards historically low levels, which were also below inflation levels, implying negative real yields. Given the Fed’s action to lower the cost of borrowing through depressing yields, this strategy underperformed. However, it was offset by yield curve strategies, which contributed positively. The combination of interest rate derivatives and physical bonds contributed neutrally to Fund performance.

Brookfield Investment Management Inc. (“Brookfield”) outperformed the Fund’s benchmark for the period. Brookfield specializes in structured products and outperformed as a result of its overweight to non-agency mortgage-backed securities.

Macro Currency Group — an investment group within Principal Global Investors LLC (“Macro”) was added to the Fund in June 2012 and underperformed the Fund’s benchmark for the portion of the fiscal year in which it was a money manager for the Fund. This was primarily due to an underweight to the Euro. This underperformance is within expectations given the credit rally, as Macro tends to have exposures negatively correlated to credit assets.

Logan Circle Partners, L.P. (“Logan Circle”) outperformed the Fund’s benchmark for the fiscal year due primarily to its overweights to the investment-grade corporate credit sector, as well as overweights to the corporate high yield, commercial mortgage backed securities, non-agency residential mortgage and asset backed securities sectors.

Metropolitan West Asset Management, LLC (“MetWest”) outperformed the Fund’s benchmark for the fiscal year primarily due to an overweight position to the non-agency mortgage backed security sector. Further gains were made through overweights to the corporate high yield, investment grade corporate and commercial mortgage backed securities sectors.

Pacific Investment Management Company LLC (“PIMCO”) outperformed the Fund’s benchmark for the fiscal year. PIMCo put significant emphasis on non-agency mortgage securities and emerging market debt. These contributed positively to its relative performance. PIMCO also added value through its yield curve strategies.

Goldman Sachs Asset Management, L.P. (“Goldman”) was terminated in May 2012 and outperformed the Fund’s benchmark for the portion of the fiscal year in which it was a

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Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

money manager for the Fund. Goldman’s positive performance was supported by overweights to corporate high yield, non -agency residential mortgage backed securities and emerging market debt.

Colchester Global Investors Limited (“Colchester”) was added to the Fund in June 2012 and outperformed the Fund’s benchmark for the portion of the fiscal year in which it was a money manager for the Fund. This was due to positions held in both foreign exchange and global government bonds. On the foreign exchange side, Long Mexican Peso and Swedish Krona positions were positive while short positions in the Australian Dollar detracted. Positions in Irish and Italian bonds were positive contributors. In addition, Colchester exposed cash held in connection with its investment strategy to the performance of the Fund’s index through the use of interest rate futures, interest rate swaps and credit default swaps. This basket of derivatives was underweight to credit relative to benchmark, which detracted from performance.

Wellington Management Company, LLP (“Wellington”) was added to the Fund in June 2012 and slightly outperformed the Fund’s benchmark for the portion of the fiscal year in which it was a money manager for the Fund. Wellington’s performance was supported by its allocation and selection in agency residential mortgage backed securities and in investment grade corporate sectors.

Describe any changes to the Fund’s structure or the money manager line-up.

In May 2012, RIMCo terminated Goldman Sachs Asset Management, L.P. In June, 2012, RIMCo hired Macro Currency Group — an investment group within Principal Global Investors LLC, Wellington Management Company, LLP and Colchester Global Investors Limited.

Money Managers as of October 31, 2012	Styles
Brookfield Investment Management Inc.	Sector Specialist
Colchester Global Investors Limited	Fully discretionary
Logan Circle Partners, L.P.	Fully discretionary
Macro Currency Group – an investment group within Principal Global Investors LLC*	Sector Specialist
Metropolitan West Asset Management, LLC	Fully discretionary
Pacific Investment Management Company LLC	Fully discretionary
Wellington Management Company, LLP	Fully discretionary

*

Principal Global Investors LLC is the asset management arm of the Principal Financial Group® (The Principal®), which includes various member companies including Principal Global Investors LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used herein, Macro Currency Group means Principal Global Investors LLC.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

308	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

*	Assumes initial investment on November 1, 2002.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on September 2, 2008. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class C Shares on September 2, 2008. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown for those periods would have been lower. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on September 2, 2008. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I Shares. Class S Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

‡‡‡‡	The Fund first issued Class Y shares on June 7, 2000, closed its Class Y Shares on November 19, 2001 and reopened its Class Y Shares on June 23, 2005. The returns shown for Class Y Shares prior to June 23, 2005 are the returns of the Fund’s Class I Shares. Class Y Shares will have substantially similar annual returns as the Class I Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Strategic Bond Fund	309

Russell Investment Company

Russell Strategic Bond Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,041.79	$1,020.06
Expenses Paid During Period*	$5.18	$5.13

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,038.06	$1,016.29
Expenses Paid During Period*	$9.02	$8.92

*	Expenses are equal to the Fund’s annualized expense ratio of 1.76% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,041.34	$1,020.16
Expenses Paid During Period*	$5.08	$5.03

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

310	Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,042.94	$1,021.62
Expenses Paid During Period*	$3.59	$3.56

*	Expenses are equal to the Fund’s annualized expense ratio of 0.70% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,043.03	$1,021.32
Expenses Paid During Period*	$3.90	$3.86

*	Expenses are equal to the Fund’s annualized expense ratio of 0.76% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,043.45	$1,022.17
Expenses Paid During Period*	$3.03	$3.00

*	Expenses are equal to the Fund’s annualized expense ratio of 0.59% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Strategic Bond Fund	311

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Russell Strategic Bond Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Long-Term Investments - 85.7%
Asset-Backed Securities - 5.5%
Access Group, Inc.
Series 2004-2 Class A3
0.505% due 10/25/24 (Ê)	3,700	3,379
Accredited Mortgage Loan Trust
Series 2005-4 Class A2D
0.531% due 12/25/35 (Ê)	1,388	1,263
ACE Securities Corp.
Series 2005-HE5 Class M1
0.681% due 08/25/35 (Ê)	530	528
Series 2006-HE2 Class A2D
0.481% due 05/25/36 (Ê)	2,572	1,228
Series 2006-HE4 Class A2A
0.271% due 10/25/36 (Ê)	149	48
Ally Master Owner Trust
Series 2011-3 Class A2
1.810% due 05/15/16	7,625	7,761
Series 2012-1 Class A2
1.440% due 02/15/17	5,690	5,771
AmeriCredit Automobile Receivables Trust
Series 2010-1 Class B
3.720% due 11/17/14	785	793
Series 2010-4 Class B
1.990% due 10/08/15	2,810	2,844
Series 2011-3 Class B
2.280% due 06/08/16	5,735	5,883
Series 2012-4 Class A2
0.490% due 04/08/16	3,220	3,221
AmeriCredit Automobile
Receivables Trust 2011-1
Series 2011-1 Class A3
1.390% due 09/08/15	7,790	7,832
Argent Securities, Inc.
Series 2005-W4 Class A2D
0.591% due 02/25/36 (Ê)	2,405	1,154
Asset Backed Securities Corp.
Home Equity
Series 2004-HE6 Class A1
0.486% due 09/25/34 (Ê)	80	77
Series 2006-HE3 Class A4
0.381% due 03/25/36 (Ê)	3,063	2,623
Series 2006-HE5 Class A5
0.451% due 07/25/36 (Ê)	8,729	3,401
Bank of America Auto Trust
Series 2010-1A Class A4
2.180% due 02/15/17 (Þ)	5,784	5,826
Bear Stearns Asset Backed
Securities Trust
Series 2007-HE5 Class 1A2
0.391% due 06/25/47 (Ê)	3,500	2,611
BNC Mortgage Loan Trust
Series 2007-2 Class A2
0.311% due 05/25/37 (Ê)	279	272
Brazos Higher Education Authority
Series 2010-1 Class A2
1.627% due 02/25/35 (Ê)	5,000	4,829

	Principal Amount ($) or Shares	Fair Value $
CarMax Auto Owner Trust
Series 2010-1 Class A3
1.560% due 07/15/14	722	723
Centex Home Equity
Series 2002-D Class AF4
5.210% due 11/25/28	111	111
Series 2006-A Class AV4
0.461% due 06/25/36 (Ê)	4,713	3,719
Chesapeake Funding LLC
Series 2012-1A Class A
0.969% due 11/07/23 (Ê)(Þ)	4,700	4,711
CIT Education Loan Trust
Series 2007-1 Class A
0.459% due 03/25/42 (Ê)(Þ)	4,886	4,538
Citigroup Mortgage Loan Trust, Inc.
Series 2007-AHL3 Class A3A
0.271% due 07/25/45 (Ê)	774	583
Series 2007-AMC4 Class A2A
0.271% due 05/25/37 (Ê)	202	198
Series 2007-WFH1 Class A3
0.361% due 01/25/37 (Ê)	4,700	4,258
Series 2007-WFH1 Class A4
0.411% due 01/25/37 (Ê)	11,880	8,915
CNH Equipment Trust
Series 2012-C Class A2
0.440% due 02/16/16	6,010	6,012
Conseco Finance Home Loan Trust
Series 2000-E Class M1
8.130% due 08/15/31	258	252
Conseco Finance Securitizations Corp.
Series 2001-4 Class A4
7.360% due 08/01/32	3,038	3,217
Conseco Financial Corp.
Series 1997-5 Class A6
6.820% due 05/15/29	158	170
Series 1997-7 Class A6
6.760% due 07/15/28	414	445
Countrywide Asset-Backed Certificates
Series 2004-6 Class 2A5
0.601% due 11/25/34 (Ê)	275	265
Series 2005-4 Class AF3
4.456% due 10/25/35	197	198
Series 2005-17 Class 4A2A
0.471% due 05/25/36 (Ê)	1,468	1,422
Series 2006-3 Class 2A2
0.391% due 06/25/36 (Ê)	2,077	2,005
Series 2006-11 Class 1AF3
5.547% due 09/25/46	1,380	1,104
Series 2006-13 Class 1AF3
5.944% due 01/25/37	2,771	2,481
Series 2006-BC1 Class 2A2
0.391% due 04/25/36 (Ê)	76	75
Series 2006-S1 Class A2
5.549% due 08/25/21	36	58
Series 2007-4 Class A2
5.530% due 04/25/47	2,802	2,613

312	Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Credit-Based Asset Servicing and Securitization LLC
Series 2003-CB6 Class M1
1.261% due 12/25/33 (Ê)	4,361	3,816
Series 2007-CB3 Class A1
4.894% due 03/25/37	14,524	6,896
DT Auto Owner Trust
Series 2011-3A Class A
1.400% due 08/15/14 (Þ)	1,945	1,948
Series 2012-1A Class A
1.050% due 01/15/15 (Þ)	5,340	5,343
Equifirst Mortgage Loan Trust
Series 2003-2 Class M2
2.761% due 09/25/33 (Ê)	2,294	2,072
Fannie Mae Grantor Trust
Series 2003-T4 Class 2A5
5.407% due 09/26/33	557	565
Fannie Mae REMICS
Series 1996-46 Class ZA
7.500% due 11/25/26	146	171
Series 1999-56 Class Z
7.000% due 12/18/29	560	651
Federal Home Loan Mortgage Corp. Structured Pass Through Securities
Series 2000-30 Class A5
8.161% due 12/25/30	382	416
First Franklin Mortgage Loan Asset Backed Certificates
Series 2005-FF3 Class M1
0.611% due 04/25/35 (Ê)	1,330	1,325
Series 2005-FF5 Class M1
0.661% due 03/25/35 (Ê)	2,101	2,089
Series 2006-FF18 Class A2B
0.321% due 12/25/37 (Ê)	11,489	5,979
Series 2007-FF1 Class A2C
0.351% due 01/25/38 (Ê)	14,844	7,945
First NLC Trust
Series 2005-2 Class AV2
0.511% due 09/25/35 (Ê)	4	4
Ford Credit Floorplan Master Owner Trust
Series 2012-4 Class A1
0.740% due 09/15/16	7,115	7,119
Freddie Mac Reference REMIC
Series 2006-R006 Class ZA
6.000% due 04/15/36	4,084	4,698
Freddie Mac REMICS
Series 1991-1037 Class Z
9.000% due 02/15/21	25	28
Series 1994-1730 Class Z
7.000% due 05/15/24	175	201
Fremont Home Loan Trust
Series 2006-E Class 2A1
0.271% due 01/25/37 (Ê)	22	10
Government National Mortgage Association
Series 1998-23 Class ZA
6.500% due 09/20/28	885	1,039
Series 2010-H12 Class PT
5.470% due 11/20/59	2,907	3,226

	Principal Amount ($) or Shares	Fair Value $
Green Tree Financial Corp.
Series 1994-1 Class A5
7.650% due 04/15/19	915	968
GSAA Trust
Series 2006-2 Class 2A3
0.481% due 12/25/35 (Ê)	3,270	3,127
GSAMP Trust
Series 2007-FM1 Class A2A
0.281% due 12/25/36 (Ê)	669	277
Series 2007-NC1 Class A2A
0.261% due 12/25/46 (Ê)	630	280
GSAMP Trust 2006-HE5
Series 2006-HE5 Class A2C
0.361% due 08/25/36 (Ê)	7,534	4,154
GSAMP Trust 2007-NC1
Series 2007-NC1 Class A2B
0.311% due 12/25/46 (Ê)	1,219	543
Series 2007-NC1 Class A2C
0.361% due 12/25/46 (Ê)	13,570	6,035
Honda Auto Receivables Owner Trust
Series 2011-3 Class A2
0.670% due 04/21/14	943	944
HSBC Home Equity Loan Trust
Series 2005-1 Class A
0.501% due 01/20/34 (Ê)	1,748	1,625
Series 2006-2 Class A1
0.361% due 03/20/36 (Ê)	3,171	3,087
Series 2007-1 Class AS
0.411% due 03/20/36 (Ê)	2,796	2,684
Series 2007-2 Class A3V
0.431% due 07/20/36 (Ê)	5,360	5,267
HSI Asset Securitization Corp. Trust
Series 2007-WF1 Class 2A4
0.461% due 05/25/37 (Ê)	9,069	4,460
Huntington Auto Trust
Series 2012-2 Class A2
0.380% due 09/15/15	7,105	7,105
Hyundai Auto Lease Securitization Trust 2011-A
Series 2011-A Class A3
1.020% due 08/15/14 (Þ)	8,100	8,126
JP Morgan Mortgage Acquisition Corp.
Series 2006-HE2 Class A4
0.364% due 07/25/36 (Ê)	2,745	2,004
Series 2007-CH1 Class MV1
0.441% due 11/25/36 (Ê)	2,374	1,840
Series 2007-CH2 Class AV4
0.361% due 01/25/37 (Ê)	10,370	7,688
Series 2007-HE1 Class AV1
0.271% due 03/25/47 (Ê)	106	99
Lehman XS Trust
Series 2005-5N Class 3A1A
0.511% due 11/25/35 (Ê)	5,525	4,380
Series 2006-9 Class A1B
0.160% due 05/25/46 (Ê)	1,596	1,222
Series 2006-13 Class 1A2

Russell Strategic Bond Fund	313

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

0.381% due 09/25/36 (Ê)	1,524	1,169
Series 2006-19 Class A2
0.381% due 12/25/36 (Ê)	2,242	1,638
Long Beach Mortgage Loan Trust
Series 2004-4 Class 1A1
0.771% due 10/25/34 (Ê)	39	33
Series 2004-4 Class M1
1.111% due 10/25/34 (Ê)	10,600	9,093
Massachusetts Educational Financing Authority
Series 2008-1 Class A1
1.265% due 04/25/38 (Ê)	2,908	2,920
Mastr Asset Backed Securities Trust
Series 2006-AB1 Class A2
0.441% due 02/25/36 (Ê)	5,003	4,834
Series 2006-HE5 Class A2
0.311% due 11/25/36 (Ê)	2,275	1,167
Series 2006-HE5 Class A3
0.371% due 11/25/36 (Ê)	4,982	2,581
Series 2006-NC2 Class A4
0.361% due 08/25/36 (Ê)	4,887	2,179
Series 2006-NC3 Class A5
0.421% due 10/25/36 (Ê)	8,702	4,422
Series 2007-HE1 Class A1
0.291% due 05/25/37 (Ê)	125	123
Morgan Stanley ABS Capital I
Series 2006-WMC2 Class A2FP
0.261% due 07/25/36 (Ê)	53	20
Series 2007-HE5 Class A2C
0.461% due 03/25/37 (Ê)	2,987	1,336
Series 2007-HE5 Class A2D
0.551% due 03/25/37 (Ê)	6,911	3,138
Morgan Stanley IXIS Real Estate Capital Trust
Series 2006-2 Class A1
0.261% due 11/25/36 (Ê)	4	2
Nissan Auto Receivables Owner Trust
Series 2012-B Class A2
0.390% due 04/15/15	2,120	2,121
Panhandle-Plains Higher Education Authority, Inc.
Series 2011-1 Class A3
1.310% due 10/01/37 (Ê)	2,500	2,369
Park Place Securities, Inc.
Series 2004-MHQ1 Class M1
0.911% due 12/25/34 (Ê)	350	348
Series 2005-WHQ2 Class A2D
0.541% due 05/25/35 (Ê)	2,878	2,842
Series 2005-WLL1 Class M1
0.631% due 03/25/35 (Ê)	1,509	1,497
People’s Choice Home Loan Securities Trust
Series 2005-3 Class M1
0.711% due 08/25/35 (Ê)	1,116	1,089
Popular ABS Mortgage Pass-Through Trust
Series 2006-C Class A4
0.461% due 07/25/36 (Ê)	14,824	9,373

	Principal Amount ($) or Shares	Fair Value $
Series 2006-D Class A3
0.471% due 11/25/46 (Ê)	3,814	2,154
RAMP Trust
Series 2006-RS1 Class AI2
0.441% due 01/25/36 (Ê)	1,508	1,341
RASC Trust
Series 2005-KS12 Class A2
0.461% due 01/25/36 (Ê)	2,662	2,629
Series 2005-KS12 Class A3
0.531% due 01/25/36 (Ê)	894	758
Series 2006-KS3 Class AI3
0.381% due 04/25/36 (Ê)	186	178
Renaissance Home Equity Loan Trust
Series 2005-4 Class A3
5.565% due 02/25/36	180	147
Series 2006-1 Class AF3
5.608% due 05/25/36	76	45
Series 2006-1 Class AF6
5.746% due 05/25/36	1,750	1,112
Series 2006-2 Class AF2
5.762% due 08/25/36	263	175
Series 2007-1 Class AF2
5.512% due 04/25/37	4,790	2,278
Series 2007-2 Class AF2
5.675% due 06/25/37	1,453	687
Series 2007-2 Class AF6
5.879% due 06/25/37	2,251	1,103
Santander Drive Auto Receivables Trust
Series 2011-1 Class A2
0.940% due 02/18/14	1,061	1,062
Series 2011-1 Class A3
1.280% due 01/15/15	720	724
Series 2011-2 Class B
2.660% due 01/15/16	2,325	2,382
Series 2011-3 Class B
2.500% due 12/15/15	6,740	6,860
Series 2012-1 Class B
2.720% due 05/16/16	4,305	4,408
Series 2012-2 Class B
2.090% due 08/15/16	5,480	5,561
Scholar Funding Trust
Series 2012-B Class A2
1.319% due 03/28/46 (Ê)(Þ)	3,500	3,373
Securitized Asset Backed Receivables LLC
Series 2007-BR2 Class A2
0.441% due 02/25/37 (Ê)	3,478	1,448
Series 2007-BR5 Class A2A
0.341% due 05/25/37 (Ê)	4,742	2,526
Series 2007-HE1 Class A2A
0.271% due 12/25/36 (Ê)	770	196
Series 2007-NC1 Class A2B
0.361% due 12/25/36 (Ê)	8,787	4,242
Series 2007-NC1 Class A2C
0.421% due 12/25/36 (Ê)	2,182	1,062

314	Russell Strategic Bond Fund

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Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

SG Mortgage Securities Trust
Series 2006-FRE1 Class A2B
0.391% due 02/25/36 (Ê)	6,642	3,642
SLM Student Loan Trust
Series 2003-12 Class A4
0.579% due 12/17/18 (Ê)	2	2
Series 2005-5 Class A2
0.395% due 10/25/21 (Ê)	3,015	3,012
Series 2008-3 Class A3
1.315% due 10/25/21 (Ê)	5,445	5,446
Series 2008-7 Class A2
0.815% due 10/25/17 (Ê)	21,865	21,964
Series 2010-A Class 2A
3.464% due 05/16/44 (Ê)(Þ)	8,972	9,480
Series 2011-B Class A2
3.740% due 02/15/29 (Þ)	1,520	1,627
Series 2012-A Class A2
3.830% due 01/17/45 (Þ)	1,020	1,101
Series 2012-B Class A2
3.480% due 10/15/30 (Þ)	3,710	3,929
Series 2012-E Class A2A
2.090% due 06/15/45 (Þ)	1,655	1,655
Small Business Administration Participation Certificates
Series 1997-20D Class 1
7.500% due 04/01/17	364	395
Series 2004-20F Class 1
5.520% due 06/01/24	156	176
Series 2005-20G Class 1
4.750% due 07/01/25	2,161	2,409
Soundview Home Equity Loan Trust
Series 2006-EQ2 Class A3
0.371% due 01/25/37 (Ê)	17,529	8,614
Series 2007-OPT1 Class 2A1
0.291% due 06/25/37 (Ê)	528	489
Specialty Underwriting & Residential Finance
Series 2005-AB2 Class A1C
0.601% due 06/25/36 (Ê)	2,158	2,103
Series 2005-BC4 Class A2B
0.441% due 09/25/36 (Ê)	107	106
Structured Asset Securities Corp.
Series 2005-2XS Class 1A2A
4.510% due 02/25/35	27	27
Series 2005-4XS Class 2A1A
1.981% due 03/25/35 (Ê)	1,846	1,634
Series 2006-WF2 Class A3
0.361% due 07/25/36 (Ê)	4,790	4,650
Series 2007-BC2 Class A3
0.341% due 03/25/37 (Ê)	5,596	4,693
Series 2007-BC3 Class 2A1
0.271% due 05/25/47 (Ê)	3,283	3,214
SunTrust Student Loan Trust
Series 2006-1A Class A4
0.503% due 10/28/37 (Ê)(Þ)	5,000	4,287
Toyota Auto Receivables Owner Trust
Series 2011-A Class A3

	Principal Amount ($) or Shares	Fair Value $
0.980% due 10/15/14	4,955	4,968
Series 2012-B Class A2
0.360% due 02/17/15	6,715	6,717
Trip Rail Master Funding LLC
Series 2011-1A Class A2
6.024% due 07/15/41 (Å)	3,657	4,170
USAA Auto Owner Trust
Series 2012-1 Class A2
0.380% due 06/15/15	1,871	1,872
Volkswagen Auto Lease Trust
Series 2011-A Class A2
1.000% due 02/20/14	928	931
Volkswagen Auto Loan Enhanced Trust
Series 2012-2 Class A2
0.330% due 07/20/15	6,830	6,830
Washington Mutual Asset-Backed Certificates
Series 2006-HE2 Class A3
0.361% due 05/25/36 (Ê)	4,644	2,446

		444,207

Corporate Bonds and Notes - 15.2%
ADT Corp. (The)
2.250% due 07/15/17 (Þ)	3,060	3,085
3.500% due 07/15/22 (Þ)	3,900	3,969
Ally Financial, Inc.
4.500% due 02/11/14	3,600	3,708
3.779% due 06/20/14 (Ê)	900	920
4.625% due 06/26/15	100	104
Alta Wind Holdings LLC
7.000% due 06/30/35 (Þ)	1,441	1,542
Alterra USA Holdings, Ltd.
7.200% due 04/14/17 (Þ)	2,005	2,110
Altria Group, Inc.
9.700% due 11/10/18	1,139	1,624
4.750% due 05/05/21	7,050	8,167
10.200% due 02/06/39	2,040	3,584
4.250% due 08/09/42	2,285	2,334
American Express Credit Corp.
2.375% due 03/24/17	2,740	2,881
American International Group, Inc.
5.050% due 10/01/15	400	441
4.875% due 09/15/16	1,055	1,180
5.450% due 05/18/17	1,075	1,231
5.850% due 01/16/18	8,500	9,931
8.250% due 08/15/18	9,100	11,821
6.400% due 12/15/20	2,575	3,162
4.875% due 06/01/22	3,535	3,987
8.175% due 05/15/58	1,350	1,684
Ameriprise Financial, Inc.
7.518% due 06/01/66	2,705	2,989
Amgen, Inc.
2.125% due 05/15/17	1,030	1,071
6.150% due 06/01/18	5,600	6,838
3.625% due 05/15/22	1,100	1,182

Russell Strategic Bond Fund	315

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Anadarko Petroleum Corp.
6.375% due 09/15/17	2,890	3,503
6.950% due 06/15/19	1,675	2,134
6.450% due 09/15/36	3,665	4,714
Anheuser-Busch Cos., Inc.
5.500% due 01/15/18	2,795	3,349
Anheuser-Busch InBev Worldwide, Inc.
7.750% due 01/15/19	2,925	3,968
5.375% due 01/15/20	1,725	2,144
Arch Coal, Inc.
8.750% due 08/01/16 (Ñ)	610	618
7.000% due 06/15/19 (Ñ)	3,370	2,991
AT&T Corp.
8.000% due 11/15/31	939	1,459
AT&T, Inc.
2.950% due 05/15/16	5,295	5,681
3.000% due 02/15/22	2,750	2,923
6.300% due 01/15/38	1,200	1,607
6.400% due 05/15/38	3,375	4,567
Bank of America Corp.
4.750% due 08/01/15	4,915	5,321
3.625% due 03/17/16	875	930
6.500% due 08/01/16	3,500	4,071
5.625% due 10/14/16	1,680	1,916
6.000% due 09/01/17	2,165	2,528
5.750% due 12/01/17	4,095	4,743
5.875% due 01/05/21	1,075	1,260
5.700% due 01/24/22	8,925	10,619
Bank of America NA Series BKNT
0.669% due 06/15/16 (Ê)	3,100	2,953
5.300% due 03/15/17	4,000	4,491
0.689% due 06/15/17 (Ê)	4,175	3,910
6.100% due 06/15/17	2,000	2,299
6.000% due 10/15/36	500	612
Bear Stearns Cos. LLC (The)
5.550% due 01/22/17	2,341	2,653
7.250% due 02/01/18	1,150	1,431
Boston Scientific Corp.
4.500% due 01/15/15	3,058	3,277
Braskem America Finance Co.
7.125% due 07/22/41 (Þ)	2,900	3,263
Bristol-Myers Squibb Co.
2.000% due 08/01/22	7,605	7,449
Burlington Northern Santa Fe LLC
3.050% due 03/15/22	2,100	2,187
Cablevision Systems Corp.
5.875% due 09/15/22	1,625	1,613
Cameron International Corp.
1.351% due 06/02/14 (Ê)	1,500	1,499
Caterpillar Financial Services Corp.
7.150% due 02/15/19	1,575	2,091
CBA Capital Trust II
6.024% due 03/29/49 (ƒ)(Þ)	3,700	3,774
CBS Corp.
4.300% due 02/15/21	4,575	5,084
3.375% due 03/01/22	3,350	3,521

	Principal Amount ($) or Shares	Fair Value $
CCO Holdings LLC / CCO Holdings Capital Corp.
7.000% due 01/15/19	4,000	4,300
CEDC Finance Corp. International, Inc.
9.125% due 12/01/16 (Þ)	1,320	858
Celgene Corp.
2.450% due 10/15/15	5,170	5,390
Cellco Partnership / Verizon Wireless Capital LLC
8.500% due 11/15/18	1,000	1,394
CF Industries, Inc.
6.875% due 05/01/18	2,340	2,874
Chase Capital III Series C
0.968% due 03/01/27 (Ê)	2,740	2,206
CHS/Community Health Systems, Inc.
8.000% due 11/15/19	2,375	2,562
CIT Group, Inc.
5.250% due 04/01/14 (Þ)	1,000	1,037
6.625% due 04/01/18 (Þ)	3,155	3,518
Citigroup, Inc.
1.790% due 01/13/14 (Ê)	2,700	2,725
5.500% due 10/15/14	935	1,010
4.750% due 05/19/15	1,400	1,517
4.700% due 05/29/15	350	378
2.250% due 08/07/15	3,285	3,370
5.300% due 01/07/16	1,325	1,471
5.850% due 08/02/16	1,630	1,870
4.450% due 01/10/17	3,035	3,353
6.000% due 08/15/17	1,500	1,766
6.125% due 11/21/17	6,395	7,585
4.500% due 01/14/22	8,885	9,809
0.977% due 08/25/36 (Ê)	2,250	1,665
6.125% due 08/25/36	4,775	5,287
5.950% due 12/31/49 (AE)(ƒ)	1,430	1,474
Clearwire Communications LLC / Clearwire Finance, Inc.
12.000% due 12/01/15 (Þ)	2,675	2,849
CNA Financial Corp.
7.250% due 11/15/23	1,850	2,298
CNH Capital LLC
3.875% due 11/01/15 (Þ)	3,870	3,967
Comcast Corp.
5.700% due 05/15/18	3,107	3,783
5.700% due 07/01/19	2,325	2,862
6.450% due 03/15/37	300	395
Commonwealth Edison Co.
5.800% due 03/15/18	3,175	3,919
ConAgra Foods, Inc.
2.100% due 03/15/18	2,290	2,317
Continental Airlines 1999-1 Class A Pass Through Trust
Series 991A
6.545% due 02/02/19	1,858	2,043
Continental Airlines 2009-1 Pass Through Trust
Series 09-1
9.000% due 07/08/16	3,001	3,474

316	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

COX Communications, Inc.
6.250% due 06/01/18 (Þ)	3,450	4,216
Crown Castle Towers LLC
3.214% due 08/15/15 (Þ)	1,695	1,766
CSX Corp.
4.250% due 06/01/21	1,650	1,848
CVS Caremark Corp.
3.250% due 05/18/15	3,305	3,514
4.125% due 05/15/21	7,200	8,281
Daimler Finance NA LLC
6.500% due 11/15/13	6,475	6,859
DCP Midstream Operating, LP
3.250% due 10/01/15	3,574	3,696
Delta Air Lines 2002-1 Class G-1 Pass Through Trust
Series 02G1
6.718% due 01/02/23	3,271	3,598
Devon Energy Corp.
1.875% due 05/15/17	3,155	3,231
3.250% due 05/15/22	2,100	2,220
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.500% due 03/01/16	5,555	5,941
5.875% due 10/01/19	5,405	6,466
4.600% due 02/15/21	1,950	2,161
3.800% due 03/15/22	6,325	6,590
Discover Financial Services
5.200% due 04/27/22 (Þ)	3,333	3,765
Dominion Resources, Inc.
4.450% due 03/15/21	3,075	3,579
Dow Chemical Co. (The)
4.250% due 11/15/20	2,025	2,245
Duke Energy Corp.
3.050% due 08/15/22	2,300	2,362
Duquesne Light Holdings, Inc.
6.400% due 09/15/20 (Þ)	2,700	3,289
Dynegy Roseton LLC / Dynegy Danskammer LLC Pass Through Trust
Series B
7.670% due 11/08/16 (Ø)	7,845	4,550
E*Trade Financial Corp.
12.500% due 11/30/17	3,001	3,399
eBay, Inc.
4.000% due 07/15/42	1,985	1,990
Ecolab, Inc.
4.350% due 12/08/21	1,995	2,266
Edison Mission Energy
7.000% due 05/15/17 (Ñ)	8,070	3,894
EI du Pont de Nemours & Co.
4.625% due 01/15/20	1,175	1,378
El Paso LLC
Series GMTN
8.050% due 10/15/30	300	360
El Paso Natural Gas Co. LLC
7.500% due 11/15/26 (Ñ)	1,425	1,913
Energy Transfer Partners, LP
5.200% due 02/01/22	1,325	1,521

	Principal Amount ($) or Shares	Fair Value $
Enterprise Products Operating LLC
5.250% due 01/31/20	5,940	7,130
5.950% due 02/01/41	3,625	4,505
Series B
7.034% due 01/15/68	1,980	2,262
Express Scripts Holding Co.
6.250% due 06/15/14	3,645	3,960
7.250% due 06/15/19	4,052	5,248
4.750% due 11/15/21 (Þ)	2,345	2,737
Farmers Exchange Capital
7.050% due 07/15/28 (Þ)	4,280	5,342
First Chicago NBD Institutional Capital I
0.863% due 02/01/27 (Ê)	1,250	1,006
First Union Capital II
Series A
7.950% due 11/15/29	1,000	1,193
Ford Motor Co.
7.125% due 11/15/25	100	114
6.375% due 02/01/29	100	110
Ford Motor Credit Co. LLC
7.000% due 04/15/15	300	334
3.984% due 06/15/16	4,165	4,414
8.000% due 12/15/16	3,000	3,633
3.000% due 06/12/17	2,800	2,863
5.875% due 08/02/21	400	461
FPL Energy Wind Funding LLC
6.876% due 06/27/17 (Þ)	893	777
General Electric Capital Corp.
5.900% due 05/13/14	2,040	2,202
5.375% due 10/20/16	1,000	1,152
0.709% due 08/07/18 (Ê)	4,010	3,826
5.550% due 05/04/20	5,645	6,715
4.375% due 09/16/20	3,100	3,469
4.625% due 01/07/21	14,100	15,950
5.875% due 01/14/38	2,500	3,078
Series A
7.125% due 06/15/49 (ƒ)	7,800	8,924
Series EMTN
0.564% due 03/20/14 (Ê)	2,000	1,973
6.375% due 11/15/67	25,400	27,178
Series GMTN
6.150% due 08/07/37	3,035	3,883
6.875% due 01/10/39	750	1,036
Series MTNA
0.649% due 09/15/14 (Ê)	5,010	4,992
6.750% due 03/15/32	623	829
General Electric Co.
5.250% due 12/06/17	4,865	5,764
2.700% due 10/09/22	6,915	6,954
Genworth Financial, Inc.
6.150% due 11/15/66	4,215	2,887
Georgia-Pacific LLC
8.875% due 05/15/31	3,895	6,045
Gilead Sciences, Inc.
4.400% due 12/01/21	2,750	3,179
Goldman Sachs Group, Inc. (The)
6.000% due 05/01/14	2,000	2,145

Russell Strategic Bond Fund	317

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

0.823% due 03/22/16 (Ê)	1,300	1,264
5.750% due 10/01/16	1,338	1,530
6.250% due 09/01/17	9,655	11,345
7.500% due 02/15/19	2,417	3,018
6.000% due 06/15/20	1,875	2,201
5.750% due 01/24/22	8,835	10,256
6.750% due 10/01/37	7,900	8,700
Great Plains Energy, Inc.
Zero coupon due 06/15/22	3,785	4,339
Halliburton Co.
3.250% due 11/15/21	1,350	1,475
HCA, Inc.
7.875% due 02/15/20	458	512
7.250% due 09/15/20	3,962	4,383
4.750% due 05/01/23	2,375	2,375
HCP, Inc.
6.300% due 09/15/16	2,700	3,117
6.700% due 01/30/18	4,000	4,827
Health Care REIT, Inc.
4.700% due 09/15/17	5,480	6,144
4.950% due 01/15/21	650	721
5.250% due 01/15/22	2,500	2,855
6.500% due 03/15/41	1,415	1,764
Hewlett-Packard Co.
2.600% due 09/15/17	3,575	3,482
4.650% due 12/09/21	2,145	2,147
Historic TW, Inc.
8.050% due 01/15/16	2,900	3,430
Honeywell International, Inc.
5.700% due 03/15/36	1,100	1,464
HRPT Properties Trust
5.750% due 02/15/14	2,145	2,207
HSBC Finance Corp.
6.676% due 01/15/21	6,185	7,319
HSBC USA, Inc.
2.375% due 02/13/15	3,015	3,118
Humana, Inc.
6.450% due 06/01/16	1,485	1,694
8.150% due 06/15/38	2,181	3,014
Indiantown Cogeneration, LP
Series A-10
9.770% due 12/15/20	2,431	2,557
ING Capital Funding Trust III
Series 9
3.962% due 12/29/49 (Ê)(ƒ)	2,130	2,000
International Business Machines Corp.
1.250% due 02/06/17	2,100	2,138
5.875% due 11/29/32	1,550	2,129
International Lease Finance Corp.
6.500% due 09/01/14 (Þ)	14,010	15,061
4.875% due 04/01/15	6,810	7,048
5.750% due 05/15/16	400	422
6.750% due 09/01/16 (Þ)	1,000	1,130
International Paper Co.
4.750% due 02/15/22	1,830	2,084
JetBlue Airways 2004-2 G-2 Pass Through Trust

	Principal Amount ($) or Shares	Fair Value $
Series 04-2
0.885% due 11/15/16 (Ê)	4,039	3,524
John Deere Capital Corp.
2.750% due 03/15/22	2,075	2,159
JP Morgan Chase Capital XIII
Series M
1.312% due 09/30/34 (Ê)	7,300	5,875
JP Morgan Chase Capital XXIII
1.435% due 05/15/47 (Ê)	8,880	6,561
JPMorgan Chase & Co.
5.375% due 01/15/14	2,565	2,709
5.150% due 10/01/15	3,950	4,355
6.300% due 04/23/19	3,050	3,762
4.350% due 08/15/21	2,900	3,241
4.500% due 01/24/22	2,075	2,344
Series 1
7.900% due 04/29/49 (AE)(ƒ)	2,835	3,265
JPMorgan Chase Bank NA
Series BKNT
5.875% due 06/13/16	240	273
6.000% due 10/01/17	7,900	9,343
JPMorgan Chase Capital XXI
Series U
1.263% due 02/02/37 (Ê)	455	345
Kraft Foods Group, Inc.
6.125% due 08/23/18 (Þ)	4,375	5,422
6.125% due 08/23/18 (Å)	739	916
Kroger Co. (The)
3.400% due 04/15/22	2,100	2,241
Lockheed Martin Corp.
3.350% due 09/15/21	1,350	1,433
Lorillard Tobacco Co.
8.125% due 06/23/19	650	836
6.875% due 05/01/20 (Ñ)	7,710	9,476
8.125% due 05/01/40	1,100	1,512
MassMutual Global Funding II
2.000% due 04/05/17 (Þ)	2,245	2,293
2.500% due 10/17/22 (Þ)	2,960	2,938
McDonald’s Corp.
2.625% due 01/15/22	2,075	2,195
Medtronic, Inc.
4.500% due 03/15/42	1,925	2,252
Merrill Lynch & Co., Inc.
6.400% due 08/28/17	5,615	6,621
6.500% due 07/15/18	100	118
MetLife, Inc.
6.400% due 12/15/36	500	544
10.750% due 08/01/39	3,515	5,290
4.125% due 08/13/42	370	374
MidAmerican Energy Holdings Co.
5.950% due 05/15/37	1,000	1,287
Mirant Mid Atlantic Pass Through Trust B
Series B
9.125% due 06/30/17	2,740	2,994
Mondelez International, Inc.
4.125% due 02/09/16	3,160	3,490
6.125% due 02/01/18	261	322

318	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

7.000% due 08/11/37	3,225	4,636
Morgan Stanley
0.820% due 10/15/15 (Ê)	8,430	8,127
5.375% due 10/15/15	7,000	7,630
0.775% due 10/18/16 (Ê)	2,555	2,421
5.750% due 10/18/16	1,500	1,670
5.550% due 04/27/17	2,450	2,723
6.250% due 08/28/17	1,300	1,482
6.625% due 04/01/18	7,881	9,166
5.625% due 09/23/19	1,245	1,383
4.875% due 11/01/22	3,650	3,690
Series GMTN
5.450% due 01/09/17	2,425	2,685
Motiva Enterprises LLC
5.750% due 01/15/20 (Þ)	1,775	2,165
Murray Street Investment Trust I
Zero coupon due 03/09/17	6,100	6,619
National City Bank
Series BKNT
0.780% due 06/07/17 (Ê)	7,200	6,998
National Rural Utilities Cooperative Finance Corp.
1.900% due 11/01/15	1,875	1,940
NBCUniversal Media LLC
5.150% due 04/30/20	1,350	1,617
4.375% due 04/01/21	4,850	5,553
2.875% due 01/15/23	2,865	2,887
New Cingular Wireless Services, Inc.
8.750% due 03/01/31	1,355	2,199
Newmont Mining Corp.
4.875% due 03/15/42	2,190	2,302
News America, Inc.
4.500% due 02/15/21	4,525	5,170
3.000% due 09/15/22 (Þ)	4,880	4,974
NII Capital Corp.
7.625% due 04/01/21	2,910	2,299
Nisource Finance Corp.
6.400% due 03/15/18	2,180	2,654
Norfolk Southern Corp.
3.000% due 04/01/22	1,675	1,745
NRG Energy, Inc.
7.625% due 01/15/18	2,695	2,944
8.500% due 06/15/19 (Ñ)	1,660	1,797
OMX Timber Finance Investments I LLC
5.420% due 01/29/20 (Å)	7,200	7,907
Oncor Electric Delivery Co. LLC
6.800% due 09/01/18	4,750	5,875
Oracle Corp.
2.500% due 10/15/22	2,415	2,459
O’Reilly Automotive, Inc.
3.800% due 09/01/22	5,370	5,722
Pacific Bell Telephone Co.
7.375% due 07/15/43	2,826	2,975
Panhandle Eastern Pipe Line Co., LP
8.125% due 06/01/19	3,542	4,394
PC Financial Partnership
5.000% due 11/15/14	2,824	3,064

	Principal Amount ($) or Shares	Fair Value $
Peabody Energy Corp.
7.875% due 11/01/26	500	535
Petrohawk Energy Corp.
7.250% due 08/15/18	2,975	3,391
Pfizer, Inc.
7.200% due 03/15/39	1,000	1,599
Philip Morris International, Inc.
5.650% due 05/16/18	2,060	2,529
2.900% due 11/15/21	5,575	5,857
PNC Bank NA
2.700% due 11/01/22	3,755	3,776
PNC Funding Corp.
3.300% due 03/08/22	6,155	6,609
Procter & Gamble Co. (The)
2.300% due 02/06/22	2,100	2,164
Progress Energy, Inc.
7.050% due 03/15/19	1,000	1,277
3.150% due 04/01/22	1,400	1,442
Prudential Financial, Inc.
3.875% due 01/14/15	5,675	6,034
Prudential Holdings LLC
8.695% due 12/18/23 (Þ)	5,600	6,966
Series FSA
1.260% due 12/18/17 (Ê)(Þ)	2,750	2,641
Public Service Co. of New Mexico
7.950% due 05/15/18	3,320	4,026
Quebecor World Capital Corp.
6.125% due 11/15/13 (Ø)	1,955	—
4.875% due 01/02/49 (Ø)	625	—
QVC, Inc.
7.500% due 10/01/19 (Þ)	2,827	3,117
Raytheon Co.
4.400% due 02/15/20	1,225	1,424
Republic Services, Inc.
3.550% due 06/01/22	5,550	5,880
Reynolds American, Inc.
6.750% due 06/15/17	3,400	4,109
3.250% due 11/01/22	1,775	1,795
Rock-Tenn Co.
4.450% due 03/01/19 (Þ)	2,360	2,559
4.000% due 03/01/23 (Þ)	3,595	3,702
Rohm & Haas Co.
6.000% due 09/15/17	100	120
Sabine Pass LNG, LP
7.500% due 11/30/16	385	421
7.500% due 11/30/16 (Þ)	2,900	3,052
SABMiller Holdings, Inc.
3.750% due 01/15/22 (Þ)	5,575	6,132
Samsung Electronics America, Inc.
1.750% due 04/10/17 (Þ)	4,575	4,625
Sempra Energy
2.000% due 03/15/14	3,310	3,358
Simon Property Group, LP
10.350% due 04/01/19	2,050	2,954
SLM Corp.
6.250% due 01/25/16	3,000	3,240

Russell Strategic Bond Fund	319

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

South Carolina Electric & Gas Co.
6.500% due 11/01/18	980	1,239
Southern Copper Corp.
6.375% due 07/27/15	1,410	1,586
Southern Natural Gas Co. LLC / Southern Natural Issuing Corp.
4.400% due 06/15/21	3,250	3,626
Southern Union Co.
3.330% due 11/01/66 (Ê)	13,467	11,093
Springleaf Finance Corp.
6.900% due 12/15/17	600	528
Symantec Corp.
2.750% due 06/15/17	1,165	1,209
4.200% due 09/15/20	4,545	4,831
Target Corp.
2.900% due 01/15/22	1,375	1,475
TD Ameritrade Holding Corp.
4.150% due 12/01/14	2,110	2,256
Temporary Deal
1.000% due 11/01/40	3,665	4,126
Tenet Healthcare Corp.
10.000% due 05/01/18	632	721
Tennessee Gas Pipeline Co. LLC
8.000% due 02/01/16	3,045	3,656
8.375% due 06/15/32	2,475	3,618
Textron, Inc.
6.200% due 03/15/15	2,905	3,183
Thermo Fisher Scientific, Inc.
3.200% due 03/01/16	1,265	1,354
2.250% due 08/15/16	3,605	3,753
3.600% due 08/15/21	4,215	4,573
Time Warner Cable, Inc.
4.000% due 09/01/21	4,050	4,499
Time Warner, Inc.
4.000% due 01/15/22	6,700	7,453
3.400% due 06/15/22	2,000	2,138
Timken Co.
6.000% due 09/15/14	1,930	2,073
Tyson Foods, Inc.
4.500% due 06/15/22	2,035	2,157
UAL 2009-1 Pass Through Trust
Series 09-1
10.400% due 11/01/16	437	502
UBS Preferred Funding Trust V
Series 1
6.243% due 05/29/49 (ƒ)(Ñ)	3,600	3,600
Unilever Capital Corp.
2.750% due 02/10/16	1,300	1,379
United Technologies Corp.
1.800% due 06/01/17	2,605	2,704
3.100% due 06/01/22	3,550	3,823
UnitedHealth Group, Inc.
1.400% due 10/15/17	2,800	2,818
2.875% due 03/15/22	1,375	1,414
2.750% due 02/15/23	1,125	1,156
USB Capital IX
3.500% due 10/29/49 (Ê)(ƒ)	300	269

	Principal Amount ($) or Shares	Fair Value $
USB Realty Corp.
1.487% due 12/29/49 (Ê)(ƒ)(Þ)	1,760	1,489
Verizon Communications, Inc.
3.000% due 04/01/16	1,665	1,787
3.500% due 11/01/21	6,625	7,343
Vesey Street Investment Trust I
4.404% due 09/01/16	3,700	4,009
Viacom, Inc.
4.500% due 03/01/21	2,500	2,830
3.125% due 06/15/22	1,375	1,432
Wachovia Capital Trust III
5.570% due 03/29/49 (Ê)(ƒ)	3,657	3,630
Wachovia Corp.
5.625% due 10/15/16	100	116
Walgreen Co.
1.800% due 09/15/17	2,790	2,827
3.100% due 09/15/22	2,990	3,045
Wal-Mart Stores, Inc.
6.500% due 08/15/37	1,525	2,209
Walt Disney Co. (The)
2.750% due 08/16/21	1,325	1,401
Watson Pharmaceuticals, Inc.
5.000% due 08/15/14	3,516	3,760
1.875% due 10/01/17	4,405	4,465
6.125% due 08/15/19	3,775	4,627
3.250% due 10/01/22	2,140	2,205
WCI Finance LLC / WEA Finance LLC
5.700% due 10/01/16 (Þ)	2,700	3,077
WEA Finance LLC / WT Finance Aust Pty, Ltd.
7.500% due 06/02/14 (Þ)	2,270	2,491
6.750% due 09/02/19 (Þ)	1,300	1,609
WellPoint, Inc.
5.250% due 01/15/16	2,410	2,698
3.125% due 05/15/22	5,805	5,915
3.300% due 01/15/23	2,375	2,457
4.650% due 01/15/43	3,620	3,887
Wells Fargo & Co.
3.500% due 03/08/22	7,540	8,050
Series K
7.980% due 03/29/49 (ƒ)	20,000	23,650
Weyerhaeuser Co.
7.375% due 10/01/19 (Ñ)	1,170	1,459
Williams Cos., Inc. (The)
7.875% due 09/01/21	458	607
Williams Partners, LP / Williams Partners Finance Corp.
7.250% due 02/01/17	3,685	4,532
ZFS Finance USA Trust II
6.450% due 12/15/65 (Þ)	11,555	12,422

		1,222,819

International Debt - 5.4%
AK Transneft OJSC Via TransCapitalInvest, Ltd.
8.700% due 08/07/18 (Þ)	1,000	1,291

320	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

America Movil SAB de CV
3.125% due 07/16/22		3,480	3,589
American International Group, Inc.
Series WI
6.765% due 11/15/17	GBP	2,094	3,949
ArcelorMittal
4.750% due 02/25/17		2,410	2,367
6.500% due 02/25/22		1,675	1,646
Australia & New Zealand Banking Group, Ltd.
2.125% due 01/10/14 (Å)		2,700	2,734
AWAS Aviation Capital, Ltd.
7.000% due 10/17/16 (Þ)		3,070	3,270
Banco Santander Brasil SA
2.485% due 03/18/14 (Ê)(Þ)		1,400	1,378
4.500% due 04/06/15 (Þ)		300	310
4.250% due 01/14/16 (Þ)		600	621
Bank of China Hong Kong, Ltd.
5.550% due 02/11/20 (Þ)		600	684
Bank of Montreal
2.850% due 06/09/15 (Ñ)(Þ)		1,100	1,165
BBVA Bancomer SA
4.500% due 03/10/16 (Þ)		600	637
6.500% due 03/10/21 (Þ)		1,200	1,370
6.750% due 09/30/22 (Þ)		1,445	1,636
BBVA US Senior SAU
4.664% due 10/09/15		5,205	5,256
BNP Paribas SA
2.375% due 09/14/17		2,515	2,533
5.186% due 06/29/49 (Å)(ƒ)		600	558
BP Capital Markets PLC
3.245% due 05/06/22		6,050	6,490
Braskem Finance, Ltd.
5.750% due 04/15/21 (Þ)		500	550
Brazilian Government International Bond
4.875% due 01/22/21		3,150	3,772
Caisse Centrale Desjardins du Quebec
2.650% due 09/16/15 (Þ)		2,805	2,933
CDP Financial, Inc.
5.600% due 11/25/39 (Þ)		2,000	2,560
Chatham Light CLO, Ltd.
Series 2005-2A Class A1
0.563% due 08/03/19 (Å)(Ê)		2,857	2,792
Corp. Andina de Fomento
4.375% due 06/15/22		2,486	2,703
Corp. Nacional del Cobre de Chile
7.500% due 01/15/19 (Þ)		1,900	2,469
6.150% due 10/24/36 (Þ)		100	131
Credit Suisse NY
2.200% due 01/14/14		900	915
5.500% due 05/01/14		3,000	3,199
6.000% due 02/15/18		1,380	1,594
CSN Islands XI Corp.
6.875% due 09/21/19 (Þ)		300	346

	Principal Amount ($) or Shares	Fair Value $
CSN Resources SA
6.500% due 07/21/20 (Þ)	400	452
Deutsche Telekom International Finance BV
3.125% due 04/11/16 (Þ)	4,050	4,281
Dexia Credit Local SA
0.793% due 04/29/14 (Ê)(Þ)	5,300	5,220
DNB Bank ASA
3.200% due 04/03/17 (Þ)	1,900	2,004
DP World, Ltd.
6.850% due 07/02/37 (Þ)	2,040	2,236
Eastern and Southern African Trade and Development Bank
6.875% due 01/09/16	940	950
Eksportfinans ASA
2.375% due 05/25/16	990	933
Electricite de France SA
5.500% due 01/26/14 (Å)(Ñ)	1,700	1,798
6.500% due 01/26/19 (Þ)	1,700	2,102
6.950% due 01/26/39 (Þ)	1,400	1,959
Enel Finance International NV
6.250% due 09/15/17 (Å)	1,500	1,671
6.000% due 10/07/39 (Þ)	2,255	2,184
ENN Energy Holdings, Ltd.
6.000% due 05/13/21 (Ñ)(Þ)	300	349
European Investment Bank
3.125% due 06/04/14	7,925	8,259
Fosse Master Issuer PLC
Series 2011-1A Class A2
1.725% due 10/18/54 (Ê)(Þ)	270	274
France Telecom SA
2.750% due 09/14/16	1,375	1,452
Gazprom OAO Via Gaz Capital SA
5.092% due 11/29/15 (Ñ)(Þ)	200	214
8.146% due 04/11/18 (Þ)	2,600	3,186
Series REGS
8.625% due 04/28/34	13,100	18,784
Gazprom OAO Via Gazprom International SA
Series REGS
7.201% due 02/01/20	1,280	1,433
Gazprom OAO Via White Nights Finance BV
Series REGS
10.500% due 03/08/14	300	333
Gerdau Trade, Inc.
5.750% due 01/30/21 (Ñ)(Þ)	2,700	3,012
GlaxoSmithKline Capital PLC
1.500% due 05/08/17	1,490	1,524
Government of the Cayman Islands
5.950% due 11/24/19 (Þ)	2,950	3,437
Greywolf CLO, Ltd.
Series 2007-1A Class A
0.679% due 02/18/21 (Å)(Ê)	4,418	4,250

Russell Strategic Bond Fund	321

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO, Ltd.
Series 2006-1A Class A
0.533% due 10/12/18 (Ê)(Þ)		10,830	10,719
HBOS PLC
Series GMTN
6.750% due 05/21/18 (Þ)		9,920	10,515
Heineken NV
1.400% due 10/01/17 (Þ)		4,135	4,154
HSBC Holdings PLC
4.000% due 03/30/22		2,075	2,273
6.500% due 05/02/36		700	857
6.500% due 09/15/37		1,200	1,473
Hutchison Whampoa International 09, Ltd.
Series REGS
7.625% due 04/09/19		2,800	3,602
Hutchison Whampoa International 11, Ltd.
4.625% due 01/13/22 (Þ)		4,820	5,369
ING Bank NV
3.750% due 03/07/17 (Þ)		2,125	2,250
Intelsat Jackson Holdings SA
8.500% due 11/01/19		3,450	3,873
IPIC GMTN, Ltd.
5.500% due 03/01/22 (Þ)		3,575	4,120
Itau Unibanco Holding SA
5.500% due 08/06/22 (Þ)		6,700	7,035
JPMorgan Chase & Co.
Series MPLE
2.920% due 09/19/17	CAD	7,095	7,130
KFW
4.000% due 01/27/20		8,525	9,934
Kinross Gold Corp.
6.875% due 09/01/41		1,120	1,140
Korea East-West Power Co., Ltd.
2.500% due 07/16/17 (Þ)		1,300	1,328
LBG Capital No. 1 PLC
8.500% due 12/29/49 (Å)(ƒ)		300	276
Lloyds Banking Group PLC
5.920% due 12/31/49 (ƒ)(Ñ)(Þ)		3,855	2,804
6.657% due 12/31/49 (ƒ)(Ñ)(Þ)		3,440	2,890
Lloyds TSB Bank PLC
12.000% due 12/29/49 (ƒ)(Þ)		8,700	9,708
Lukoil International Finance BV
7.250% due 11/05/19 (Þ)		3,120	3,761
Majapahit Holding BV
Series REGS
7.750% due 10/17/16		900	1,071
Mexico Government International Bond
4.750% due 03/08/44		2,976	3,303
Monument Park CDO, Ltd.
Series 2004-1A Class A1
0.869% due 01/20/16 (Å)(Ê)		320	319

	Principal Amount ($) or Shares		Fair Value $
Morgan Stanley
Series GMTN
0.630% due 01/16/17 (Ê)	EUR	300	359
Motor PLC
Series 2012-12A Class A1C
1.286% due 02/25/20 (Þ)		3,835	3,847
Nationwide Building Society
6.250% due 02/25/20 (Å)		2,600	3,041
Neptune Finance CCS, Ltd.
Series 2008-1A Class A
0.934% due 04/20/20 (Ê)(Þ)		4,150	4,091
Nexen, Inc.
6.200% due 07/30/19		1,775	2,139
7.500% due 07/30/39		3,230	4,634
Noble Group, Ltd.
6.750% due 01/29/20 (Þ)		700	756
Nokia OYJ
5.375% due 05/15/19 (Ñ)		2,020	1,672
Nordea Bank AB
2.125% due 01/14/14 (Å)		400	405
Norske Skogindustrier ASA
6.125% due 10/15/15 (Þ)		2,000	1,690
Novatek OAO via Novatek Finance, Ltd.
5.326% due 02/03/16 (Þ)		400	430
Oak Hill Credit Partners
Series 2012-7A Class A
1.769% due 11/20/23 (Ê)(Þ)		3,800	3,800
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.350% due 06/30/21 (Ñ)(Þ)		1,649	1,900
Panama Government International Bond
7.250% due 03/15/15		300	342
Pernod-Ricard SA
2.950% due 01/15/17 (Þ)		2,265	2,389
Petrobras International Finance Co. - Pifco
3.875% due 01/27/16		4,000	4,249
5.875% due 03/01/18		700	806
8.375% due 12/10/18		400	513
Petroleos Mexicanos
4.875% due 01/24/22		2,125	2,380
Province of Ontario Canada
0.950% due 05/26/15		7,000	7,069
3.000% due 07/16/18		1,000	1,093
1.650% due 09/27/19		3,600	3,602
2.450% due 06/29/22		4,400	4,462
Province of Quebec Canada
3.500% due 07/29/20		1,600	1,781
2.750% due 08/25/21		2,600	2,717
Rabobank Nederland NV
11.000% due 06/29/49 (ƒ)(Þ)		6,932	9,272
Ras Laffan Liquefied Natural Gas Co., Ltd. II
5.298% due 09/30/20 (Þ)		598	674

322	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.838% due 09/30/27 (Þ)	300	363
RESI Finance, LP
Series 2003-D Class B3
1.518% due 12/10/35 (Å)(Ê)	971	705
Series 2003-D Class B4
1.718% due 12/10/35 (Å)(Ê)	1,129	810
Resix Finance, Ltd. Credit-Linked Notes
Series 2003-D Class B7
5.968% due 12/10/35 (Å)(Ê)	1,129	511
Resona Bank, Ltd.
5.850% due 09/29/49 (Å)(ƒ)	600	648
Rio Tinto Finance USA PLC
1.625% due 08/21/17	2,725	2,737
2.875% due 08/21/22 (Ñ)	2,345	2,363
Royal Bank of Scotland Group PLC
2.550% due 09/18/15	3,910	4,008
Series 1
9.118% due 03/31/49 (ƒ)	2,300	2,254
Royal Bank of Scotland PLC (The)
1.102% due 09/29/15 (Ê)	100	92
1.120% due 10/14/16 (Ê)	100	90
RZD Capital, Ltd.
Series REGS
5.700% due 04/05/22	1,800	2,000
Sirius International Group, Ltd.
7.506% due 05/29/49 (ƒ)(Þ)	4,170	4,332
SMART Trust
Series 2011-2USA Class A4A
2.310% due 04/14/17 (Þ)	5,945	6,088
Series 2012-1USA Class A4A
2.010% due 12/14/17 (Þ)	3,925	4,016
Smurfit Kappa Treasury Funding, Ltd.
7.500% due 11/20/25	1,425	1,468
Societe Generale SA
1.397% due 04/11/14 (Ê)(Þ)	300	299
Statoil ASA
3.150% due 01/23/22	1,600	1,724
Sumitomo Mitsui Banking Corp.
1.950% due 01/14/14 (Å)	1,200	1,215
Suncor Energy, Inc.
5.950% due 12/01/34	3,420	4,285
Sydney Airport Finance Co. Pty, Ltd.
3.900% due 03/22/23 (Þ)	3,000	3,055
Telefonos de Mexico SAB de CV
5.500% due 01/27/15	4,655	5,101
Temasek Financial I, Ltd.
4.300% due 10/25/19 (Þ)	3,400	3,881
2.375% due 01/23/23 (Þ)	700	690
TNK-BP Finance SA
Series REGS
7.500% due 07/18/16	700	800
Total Capital SA
4.450% due 06/24/20	1,935	2,276
TransCanada PipeLines, Ltd.
2.500% due 08/01/22	1,975	2,006

	Principal Amount ($) or Shares	Fair Value $
Transocean, Inc.
2.500% due 10/15/17	3,770	3,818
6.375% due 12/15/21	2,915	3,547
7.350% due 12/15/41	2,830	3,788
Tyco Electronics Group SA
6.550% due 10/01/17	3,125	3,743
UBS AG
Series BKNT
5.875% due 12/20/17	2,000	2,366
5.750% due 04/25/18	1,925	2,272
Series FRN
1.313% due 01/28/14 (Ê)	1,000	1,003
Vale Overseas, Ltd.
6.250% due 01/23/17	200	232
4.375% due 01/11/22	1,350	1,437
6.875% due 11/21/36	200	246
Vale SA
5.625% due 09/11/42	5,720	6,128
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/17 (Þ)	5,000	5,420
Vodafone Group PLC
1.625% due 03/20/17	3,525	3,602
Volvo Treasury AB
5.950% due 04/01/15 (Þ)	2,734	2,994
VTB Bank OJSC Via VTB Capital SA
6.950% due 10/17/22 (Þ)	2,855	2,949
Westpac Banking Corp.
3.585% due 08/14/14 (Å)	9,600	10,108
Willis Group Holdings PLC
4.125% due 03/15/16	3,105	3,296
Wind Acquisition Finance SA
7.250% due 02/15/18 (Þ)	2,585	2,520
Xstrata Finance Canada, Ltd.
4.000% due 10/25/22 (Þ)	8,365	8,402

		433,450

Loan Agreements - 0.2%
Caesars Entertainment Operating Co., Inc. Extended Term Loan B
5.467% due 01/28/18 (Ê)	3,400	3,043
Chrysler Group LLC Term Loan B
6.000% due 05/24/17 (Ê)	7,682	7,841
HCA, Inc. Extended Term Loan B
3.466% due 05/01/18 (Ê)	5,448	5,451

		16,335

Mortgage-Backed Securities - 32.4%
Adjustable Rate Mortgage Trust
Series 2006-1 Class 2A1
3.333% due 03/25/36 (Ê)	960	673
Series 2007-1 Class 1A1
3.147% due 03/25/37 (Ê)	1	1
American Home Mortgage Assets LLC
Series 2007-4 Class A2
0.401% due 08/25/37 (Ê)	5,374	4,515
American Home Mortgage Investment Trust
Series 2007-1 Class GA1C
0.401% due 05/25/47 (Ê)	7,587	4,437

Russell Strategic Bond Fund	323

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Banc of America Alternative Loan Trust
Series 2005-5 Class 2CB1
6.000% due 06/25/35	598	499
Banc of America Funding Corp.
Series 2006-3 Class 5A8
5.500% due 03/25/36	3,912	3,874
Series 2006-A Class 4A1
5.175% due 02/20/36 (Ê)	2,764	2,259
Series 2006-F Class 1A2
2.639% due 07/20/36 (Ê)	187	51
Series 2006-G Class 2A3
0.381% due 07/20/36 (Ê)	5,299	5,232
Series 2006-J Class 4A1
5.669% due 01/20/47 (Ê)	671	477
Series 2007-2 Class TA1B
5.806% due 03/25/37	265	224
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2002-PB2 Class C
6.349% due 06/11/35	100	100
Series 2003-1 Class D
4.903% due 09/11/36 (Þ)	440	442
Series 2003-1 Class SBB
5.860% due 03/11/32 (Þ)	1,199	1,216
Series 2003-1 Class SBC
5.790% due 03/11/32 (Þ)	985	998
Series 2003-1 Class SBE
6.770% due 03/11/32 (Þ)	422	430
Series 2005-1 Class A3
4.877% due 11/10/42	428	428
Series 2005-1 Class A4
5.072% due 11/10/42	1,596	1,645
Series 2005-1 Class A5
5.168% due 11/10/42	1,125	1,235
Series 2005-2 Class A5
4.857% due 07/10/43	7,570	8,280
Series 2006-6 Class A4
5.356% due 10/10/45	840	967
Series 2007-2 Class A4
5.631% due 04/10/49	4,700	5,464
Series 2008-1 Class A4
6.205% due 02/10/51	5,325	6,503
Series 2008-1 Class B
6.248% due 02/10/51 (Å)	1,562	896
Series 2008-1 Class C
6.248% due 02/10/51 (Å)	1,507	788
Banc of America Mortgage Securities, Inc.
Series 2004-1 Class 5A1
6.500% due 09/25/33	23	24
Series 2004-11 Class 2A1
5.750% due 01/25/35	1,202	1,233
Series 2004-F Class 1A1
2.998% due 07/25/34 (Ê)	564	553
Series 2004-I Class 2A2
3.105% due 10/25/34 (Ê)	133	130
Series 2005-H Class 2A5
3.103% due 09/25/35 (Ê)	3,300	2,852

	Principal Amount ($) or Shares	Fair Value $
Series 2005-I Class 2A2
3.095% due 10/25/35 (Ê)	985	79
Series 2006-2 Class A12
6.000% due 07/25/46	35	2
Series 2007-1 Class 1A16
5.625% due 03/25/37	1,221	1,164
Series 2007-1 Class 1A26
6.000% due 03/25/37	1,062	995
Bcap LLC Trust
Series 2011-RR4 Class 7A2
11.582% due 04/26/37 (Þ)	4,657	1,222
Bear Stearns Adjustable Rate Mortgage Trust
Series 2002-11 Class 1A2
2.911% due 02/25/33 (Ê)	7	6
Series 2003-1 Class 6A1
2.643% due 04/25/33 (Ê)	32	32
Series 2003-8 Class 4A1
3.080% due 01/25/34 (Ê)	228	229
Series 2004-3 Class 1A1
2.934% due 07/25/34 (Ê)	622	554
Series 2004-10 Class 22A1
2.843% due 01/25/35 (Ê)	375	370
Series 2005-10 Class A3
2.663% due 10/25/35 (Ê)	11,693	10,991
Series 2005-12 Class 13A1
5.378% due 02/25/36 (Ê)	398	381
Series 2007-3 Class 1A1
3.117% due 05/25/47 (Ê)	2,735	2,087
Bear Stearns Alt-A Trust
Series 2005-4 Class 23A1
2.916% due 05/25/35 (Ê)	1,346	1,204
Series 2005-7 Class 22A1
3.007% due 09/25/35 (Ê)	903	727
Bear Stearns Commercial Mortgage Securities
Series 2001-TOP2 Class D
6.940% due 02/15/35 (Þ)	1,325	1,319
Series 2005-T18 Class A4
4.933% due 02/13/42	1,000	1,086
Series 2005-T20 Class A4A
5.150% due 10/12/42	9,036	10,142
Series 2006-PW11 Class A4
5.452% due 03/11/39	5,570	6,315
Series 2006-PW13 Class A4
5.540% due 09/11/41	10,863	12,531
Series 2006-T22 Class A4
5.539% due 04/12/38	430	491
Series 2007-PW15 Class A4
5.331% due 02/11/44	100	111
Series 2007-PW16 Class A4
5.716% due 06/11/40	5,198	6,188
Series 2007-PW17 Class A4
5.694% due 06/11/50	4,500	5,321
Series 2007-T26 Class A4
5.471% due 01/12/45	400	466

324	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Bear Stearns Structured Products, Inc.
Series 2007-R6 Class 1A1
2.848% due 01/26/36 (Ê)	1,917	1,153
Series 2007-R6 Class 2A1
2.814% due 12/26/46 (Ê)	1,679	920
CFCRE Commercial Mortgage Trust
Series 2011-C2 Class E
5.560% due 12/15/47 (Þ)	655	602
Chase Mortgage Finance Corp.
Series 2007-A1 Class 11M1
2.909% due 03/25/37 (Ê)	959	825
Series 2007-A1 Class 2A1
2.995% due 02/25/37 (Ê)	629	643
Series 2007-A1 Class 5A1
3.012% due 02/25/37 (Ê)	726	719
Series 2007-A1 Class 7A1
2.939% due 02/25/37 (Ê)	212	213
Citicorp Mortgage Securities, Inc.
Series 2006-3 Class 1A9
5.750% due 06/25/36	1,949	1,967
Citigroup Commercial Mortgage Trust
Series 2006-C5 Class A4
5.431% due 10/15/49	1,571	1,814
Citigroup Mortgage Loan Trust, Inc.
Series 2004-NCM2 Class 1CB2
6.750% due 08/25/34	190	202
Series 2005-11 Class A2A
2.570% due 10/25/35 (Ê)	187	172
Series 2006-AR7 Class 1A4A
5.023% due 11/25/36 (Ê)	5,545	4,163
Series 2007-6 Class 1A4A
5.544% due 03/25/37 (Ê)	1,958	1,017
Series 2007-10 Class 2A3A
5.910% due 09/25/37 (Ê)	1,173	900
Series 2007-10 Class 2A4A
6.146% due 09/25/37 (Ê)	208	172
Series 2007-AR8 Class 2A1A
2.853% due 07/25/37 (Ê)	2,355	1,769
Series 2008-RR1 Class A1A1
0.281% due 01/25/37 (Ê)(Þ)	169	89
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1 Class A4
5.219% due 07/15/44	6,650	7,429
Series 2007-CD4 Class A4
5.322% due 12/11/49	5,530	6,355
Commercial Mortgage Acceptance Corp.
Series 1998-C2 Class F
5.440% due 09/15/30 (Þ)	277	282
Commercial Mortgage Asset Trust
Series 1999-C1 Class C
7.350% due 01/17/32	385	403
Series 1999-C1 Class D
7.350% due 01/17/32	1,315	1,382
Commercial Mortgage Loan Trust
Series 2008-LS1 Class A4B
6.004% due 12/10/49	1,100	1,314

	Principal Amount ($) or Shares	Fair Value $
Commercial Mortgage Pass Through Certificates
Series 2003-LB1A Class A2
4.084% due 06/10/38	2,277	2,305
Series 2007-C9 Class A4
5.801% due 12/10/49	5,206	6,247
Series 2007-FL14 Class AJ
0.394% due 06/15/22 (Ê)(Þ)	6,655	6,440
Series 2010-RR1 Class GEA
5.543% due 12/11/49 (Þ)	7,300	8,463
Series 2011-THL Class A
3.376% due 06/09/28 (Þ)	3,556	3,612
Series 2012-CR3 Class E
4.928% due 11/15/45 (Þ)	340	303
Countrywide Alternative Loan Trust
Series 2003-20CB Class 1A2
5.500% due 10/25/33	268	278
Series 2005-85CB Class 2A2
5.500% due 02/25/36	23	19
Series 2006-6CB Class 1A10
5.500% due 05/25/36	215	172
Series 2006-24CB Class A1
6.000% due 06/25/36	623	558
Series 2006-36T2 Class 1A9
1.111% due 12/25/36 (Ê)	2,039	1,235
Series 2006-45T1 Class 2A2
6.000% due 02/25/37	2,080	1,571
Series 2006-OA2 Class A5
0.441% due 05/20/46 (Ê)	93	46
Series 2006-OA10 Class 3A1
0.401% due 08/25/46 (Ê)	6,750	3,833
Series 2007-15CB Class A5
5.750% due 07/25/37	550	441
Series 2007-15CB Class A7
6.000% due 07/25/37	2,071	1,688
Series 2007-J2 Class 2A1
6.000% due 07/25/37	16,297	13,878
Series 2007-OA6 Class A1B
0.411% due 06/25/37 (Ê)	1,334	1,001
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-11 Class 2A1
2.529% due 07/25/34 (Ê)	4,066	4,001
Series 2004-22 Class A3
2.905% due 11/25/34 (Ê)	1,429	1,305
Series 2005-17 Class 1A6
5.500% due 09/25/35	2,053	1,998
Series 2005-HYB9 Class 3A2A
2.783% due 02/20/36 (Ê)	272	231
Series 2005-R2 Class 2A4
8.500% due 06/25/35 (Þ)	187	193
Series 2006-1 Class A2
6.000% due 03/25/36	755	677
Series 2006-1 Class A3
6.000% due 03/25/36	96	3
Series 2006-13 Class 1A23
6.250% due 09/25/36	11	—
Series 2006-21 Class A8
5.750% due 02/25/37	4,338	3,809

Russell Strategic Bond Fund	325

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Series 2007-4 Class 1A10
6.000% due 05/25/37	9,138	8,057
Series 2007-9 Class A11
5.750% due 07/25/37	1,706	1,573
Series 2007-15 Class 2A2
6.500% due 09/25/37	535	443
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-CKN2 Class C1
6.376% due 04/15/37	715	711
Series 2003-C5 Class D
5.116% due 12/15/36	2,845	2,869
Series 2003-CPN1 Class A2
4.597% due 03/15/35	110	110
Series 2004-1 Class 3A1
7.000% due 02/25/34	33	35
Series 2005-9 Class 2A1
5.500% due 10/25/35	4,063	3,832
Series 2005-C2 Class A3
4.691% due 04/15/37	2,326	2,415
Credit Suisse Mortgage Capital Certificates
Series 2006-C3 Class B
5.805% due 06/15/38	2,153	1,396
Series 2006-TF2A Class D
0.514% due 10/15/21 (Ê)(Þ)	724	667
Series 2007-2 Class 3A4
5.500% due 03/25/37	4,740	4,439
Series 2007-C1 Class A3
5.383% due 02/15/40	5,750	6,373
Series 2009-8R Class 5A1
5.708% due 05/26/37 (Ê)(Þ)	218	232
CW Capital Cobalt, Ltd.
Series 2006-C1 Class A4
5.223% due 08/15/48	795	892
DBRR Trust
Series 2011-LC2 Class A4A
4.537% due 07/12/44 (Þ)	3,265	3,810
Series 2012-EZ1 Class A
0.946% due 09/25/45 (Þ)	6,347	6,368
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
Series 2003-4XS Class A6A
4.820% due 10/25/33	234	233
Series 2007-OA1 Class A1
0.361% due 02/25/47 (Ê)	5,619	3,176
Fannie Mae
6.000% due 2016	61	65
8.000% due 2016	3	3
6.000% due 2017	89	95
10.000% due 2018	7	8
4.000% due 2019	304	325
5.000% due 2019	499	550
3.500% due 2020	3,387	3,595
3.763% due 2020	7,540	8,574
4.000% due 2020	20	21
4.251% due 2020	7,467	8,594
4.338% due 2020	7,648	8,930

	Principal Amount ($) or Shares	Fair Value $
3.400% due 2021	17,700	19,412
3.500% due 2021	718	762
3.890% due 2021	1,900	2,159
5.500% due 2021	291	317
2.310% due 2022(Ê)	100	103
3.156% due 2022	499	541
5.000% due 2022	3,190	3,478
5.500% due 2022	1,978	2,153
5.500% due 2023	2,577	2,809
4.000% due 2024	1,585	1,694
5.500% due 2024	1,788	1,946
7.500% due 2024	2	2
10.000% due 2024	6	7
2.364% due 2025 (Ê)	12	12
3.500% due 2025	5,217	5,539
4.000% due 2025	7,727	8,256
4.500% due 2025	163	178
5.500% due 2025	295	321
2.313% due 2026 (Ê)	194	209
3.500% due 2026	44,253	47,823
4.000% due 2026	13,595	14,531
6.000% due 2026	507	563
9.000% due 2026	11	13
2.870% due 2027	1,300	1,308
3.500% due 2027	5,444	5,849
4.500% due 2027	9,514	10,256
6.000% due 2027	1,625	1,805
7.000% due 2028	84	100
4.500% due 2029	4,407	4,767
6.500% due 2029	99	116
7.000% due 2029	705	839
7.500% due 2029	11	13
8.500% due 2029	2	2
6.500% due 2030	137	160
7.000% due 2030	291	342
8.000% due 2030	101	125
8.500% due 2030	100	118
9.500% due 2030	48	58
4.000% due 2031	3,696	3,987
6.500% due 2031	198	232
7.000% due 2031	526	628
7.500% due 2031	30	37
8.500% due 2031	215	259
4.000% due 2032	2,094	2,259
6.500% due 2032	340	401
7.000% due 2032	1,292	1,525
7.500% due 2032	45	55
8.500% due 2032	22	27
2.285% due 2033 (Ê)	164	176
2.340% due 2033 (Ê)	324	343
2.647% due 2033 (Ê)	710	759
4.500% due 2033	159	173
5.500% due 2033	9	9
6.500% due 2033	321	380
7.000% due 2033	707	842
2.322% due 2034 (Ê)	970	1,040
2.512% due 2034 (Ê)	407	431

326	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

2.781% due 2034 (Ê)	719	769
2.825% due 2034 (Ê)	147	157
5.000% due 2034	689	755
5.500% due 2034	4,828	5,355
6.500% due 2034	482	553
7.000% due 2034	72	86
2.398% due 2035 (Ê)	309	326
2.447% due 2035 (Ê)	856	895
2.549% due 2035 (Ê)	543	580
2.563% due 2035 (Ê)	613	654
2.665% due 2035 (Ê)	1,389	1,480
2.730% due 2035 (Ê)	887	952
2.750% due 2035 (Ê)	906	974
2.840% due 2035 (Ê)	1,620	1,735
5.013% due 2035 (Ê)	148	160
5.500% due 2035	2,008	2,217
6.000% due 2035	1,850	2,101
7.000% due 2035	105	125
7.500% due 2035	577	707
4.000% due 2036	94	100
5.500% due 2036	3,801	4,168
6.000% due 2036	2,575	2,862
6.282% due 2036 (Ê)	20	21
6.500% due 2036	118	134
7.000% due 2036	363	431
4.000% due 2037	173	185
5.500% due 2037	4,833	5,270
6.000% due 2037	1,060	1,182
6.500% due 2037	981	1,115
5.500% due 2038	1,057	1,164
6.000% due 2038	809	899
6.500% due 2038	500	569
4.500% due 2039	1,761	1,901
6.000% due 2039	1,516	1,725
1.548% due 2040 (Ê)	190	194
4.000% due 2040	20,584	22,355
4.500% due 2040	39,112	42,193
4.000% due 2041	42,611	46,056
4.500% due 2041	32,574	35,315
5.000% due 2041	41,297	45,341
2.799% due 2042 (Ê)	93	98
3.000% due 2042	2,000	2,099
4.000% due 2042	961	1,031
4.500% due 2042	1,742	1,888
1.348% due 2043 (Ê)	115	117
15 Year TBA(Ï)
2.500%	21,010	21,988
3.000%	64,205	67,711
3.500%	9,560	10,144
4.000%	3,000	3,205
5.500%	5,500	5,932
30 Year TBA(Ï)
3.000%	25,715	26,950
3.500%	20,000	21,266
4.000%	28,530	30,549
4.000%	224,995	239,655
4.500%	40,935	44,159

	Principal Amount ($) or Shares	Fair Value $
5.000%	5,950	6,491
5.500%	53,940	59,140
6.000%	10,240	11,349
6.500%	500	563
Series 1997-281 Class 2
Interest Only STRIP
9.000% due 11/01/26 (Å)	32	7
Series 2000-306
Interest Only STRIP
8.000% due 05/01/30 (Å)	32	7
Series 2001-317 Class 2
Interest Only STRIP
8.000% due 12/01/31 (Å)	49	12
Series 2002-320 Class 2
Interest Only STRIP
7.000% due 04/01/32 (Å)	17	4
Series 2003-339 Class 23
Interest Only STRIP
5.000% due 07/01/18	935	76
Series 2003-343 Class 6
Interest Only STRIP
5.000% due 10/01/33	1,178	170
Series 2003-345 Class 18
Interest Only STRIP
4.500% due 12/01/18	2,486	187
Series 2003-345 Class 19
Interest Only STRIP
4.500% due 01/01/19	2,730	205
Series 2005-365 Class 12
Interest Only STRIP
5.500% due 12/01/35	5,247	780
Series 2006-369 Class 8
Interest Only STRIP
5.500% due 04/01/36	824	104
Fannie Mae Grantor Trust
Series 1999-T2 Class A1
7.500% due 01/19/39	48	55
Series 2001-T4 Class A1
7.500% due 07/25/41	1,970	2,364
Series 2001-T8 Class A2
9.500% due 07/25/41	140	167
Series 2001-T10 Class A2
7.500% due 12/25/41	3,386	3,989
Series 2002-T19 Class A1
6.500% due 07/25/42	403	473
Series 2004-T1 Class 1A2
6.500% due 01/25/44	22	26
Fannie Mae REMICS
Series 1997-68 Class SC
8.281% due 05/18/27 (Å)(Ê)	42	10
Series 2001-4 Class SA
7.336% due 02/17/31 (Å)(Ê)	50	6
Series 2002-57 Class PG
5.500% due 09/25/17	2,126	2,272
Series 2003-25 Class IK
7.000% due 04/25/33 (Å)	150	32

Russell Strategic Bond Fund	327

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Series 2003-32 Class FH
0.611% due 11/25/22 (Ê)	434	435
Series 2003-32 Class UI
6.000% due 05/25/33 (Å)	173	32
Series 2003-33 Class IA
6.500% due 05/25/33 (Å)	812	166
Series 2003-35 Class FY
0.611% due 05/25/18 (Ê)	1,556	1,564
Series 2003-35 Class IU
6.000% due 05/25/33 (Å)	190	34
Series 2003-35 Class UI
6.500% due 05/25/33 (Å)	178	29
Series 2003-64 Class JI
6.000% due 07/25/33 (Å)	144	27
Series 2004-70 Class EB
5.000% due 10/25/24	2,265	2,474
Series 2005-110 Class MB
5.500% due 09/25/35	755	829
Series 2005-117 Class LC
5.500% due 11/25/35	6,567	7,172
Series 2006-5 Class 3A2
2.693% due 05/25/35 (Ê)	199	210
Series 2006-22 Class CE
4.500% due 08/25/23	1,505	1,655
Series 2006-118 Class A1
0.271% due 12/25/36 (Ê)	128	127
Series 2007-73 Class A1
0.271% due 07/25/37 (Ê)	1,173	1,125
Series 2009-39 Class LB
4.500% due 06/25/29	1,559	1,713
Series 2009-70 Class PS
6.539% due 01/25/37 (Ê)	32,043	4,883
Series 2009-71 Class MB
4.500% due 09/25/24	2,355	2,567
Series 2009-89 Class A1
5.410% due 05/25/35	3,325	3,612
Series 2009-96 Class DB
4.000% due 11/25/29	6,623	7,190
Series 2010-85 Class NJ
4.500% due 08/25/40	5,763	6,213
Series 2010-95 Class S
Interest Only STRIP
6.389% due 09/25/40 (Ê)	23,479	4,215
Series 2010-112 Class PI
Interest Only STRIP
6.000% due 10/25/40	22,582	3,288
Series 2012-43 Class PH
4.500% due 04/25/42	5,100	5,890
Fannie Mae Whole Loan
Series 2003-W1 Class 2A
6.985% due 12/25/42	85	100
Series 2003-W4 Class 4A
7.245% due 10/25/42	39	46
Series 2003-W17 Class 1A6
5.310% due 08/25/33	1,826	1,873
Series 2004-W2 Class 2A2
7.000% due 02/25/44	3,369	3,887
Series 2004-W9 Class 2A1

	Principal Amount ($) or Shares	Fair Value $
6.500% due 02/25/44	196	225
Series 2004-W11 Class 1A2
6.500% due 05/25/44	412	466
Fannie Mae-Aces
Series 2006-M2 Class A2F
5.259% due 05/25/20	1,836	2,094
Series 2012-M12 Class 1A
2.840% due 08/25/22	7,065	7,679
Series 2012-M14 Class A2
2.301% due 09/25/22	2,500	2,532
Series 2012-M15 Class A
2.746% due 10/25/22	8,715	9,132
FDIC Structured Sale Guaranteed Notes
Series 2010-L2A Class A
3.000% due 09/30/19 (Þ)	4,049	4,145
Series 2010-S1 Class 1A
0.765% due 02/25/48 (Ê)(Þ)	2,095	2,100
FDIC Trust
Series 2010-R1 Class A
2.184% due 05/25/50 (Þ)	1,961	1,959
Series 2011-R1 Class A
2.672% due 07/25/26 (Þ)	7,921	8,107
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
Series 2011-K014 Class X1
Interest Only STRIP
1.272% due 04/25/21	17,572	1,501
Series 2011-K702 Class X1
Interest Only STRIP
1.559% due 02/25/18	62,300	4,378
Series 2012-K019 Class A2
2.272% due 03/25/22	2,970	3,025
Series 2012-K019 Class X1
Interest Only STRIP
1.751% due 03/25/22	1,385	174
Series 2012-K020 Class A2
2.373% due 05/25/22	8,340	8,550
Series 2012-K020 Class X1
Interest Only STRIP
1.479% due 05/25/22	28,650	3,106
Series 2012-K021 Class A1
1.603% due 01/25/22	1,570	1,607
Series 2012-K501 Class X1A
Interest Only STRIP
1.756% due 08/25/16	42,903	2,119
Federal Home Loan Mortgage Corp. Structured Pass Through Securities
Series 2002-42 Class A6
9.500% due 02/25/42	65	82
Series 2003-58 Class 2A
6.500% due 09/25/43	226	263
Series 2005-63 Class 1A1
1.348% due 02/25/45 (Ê)	93	90
First Horizon Alternative Mortgage Securities
Series 2004-AA6 Class A1
2.610% due 01/25/35 (Ê)	593	582

328	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

First Horizon Asset Securities, Inc.
Series 2005-AR3 Class 2A1
2.614% due 08/25/35 (Ê)	516	488
Series 2005-AR4 Class 2A1
2.597% due 10/25/35 (Ê)	2,170	1,872
First Union National Bank-Bank of America Commercial Mortgage Trust
Series 2001-C1 Class IO1
Interest Only STRIP
1.552% due 03/15/33 (Þ)	7,919	—
First Union-Lehman Brothers-Bank of America
Series 1998-C2 Class D
6.778% due 11/18/35	108	109
Freddie Mac
11.000% due 2015	2	3
6.000% due 2016	22	24
10.000% due 2016	27	27
8.500% due 2017	13	15
10.500% due 2017	2	2
8.000% due 2020	42	48
10.000% due 2020	11	13
11.000% due 2020	7	8
10.500% due 2021	9	9
3.500% due 2025	12,094	12,947
8.500% due 2025	17	21
4.000% due 2026	3,314	3,521
2.482% due 2027 (Ê)	12	13
3.000% due 2027	8,000	8,405
3.500% due 2027	6,141	6,477
7.000% due 2027	82	97
8.500% due 2027	99	121
2.332% due 2028 (Ê)	13	13
2.497% due 2028 (Ê)	9	10
2.533% due 2030 (Ê)	19	20
7.500% due 2030	89	108
8.500% due 2030	32	40
6.500% due 2031	325	381
8.000% due 2031	8	9
7.000% due 2032	88	104
2.410% due 2033 (Ê)	272	291
6.000% due 2033	31	34
2.856% due 2034 (Ê)	424	454
2.985% due 2034 (Ê)	1,057	1,138
5.500% due 2034	420	460
6.000% due 2034	46	52
2.682% due 2035 (Ê)	1,029	1,105
2.817% due 2035 (Ê)	1,325	1,422
5.000% due 2035	148	165
5.098% due 2035 (Ê)	134	144
5.500% due 2035	707	774
6.000% due 2035	239	268
4.000% due 2036	227	243
5.500% due 2036	5	6
6.000% due 2036	76	85
5.000% due 2038	15,090	16,371
5.500% due 2038	31,408	35,141
6.000% due 2038	7,108	7,910

	Principal Amount ($) or Shares	Fair Value $
6.500% due 2038	363	410
4.500% due 2039	12,829	14,339
5.500% due 2039	3,697	4,028
4.000% due 2040	14,536	16,150
4.500% due 2040	7,465	8,346
4.000% due 2041	55,478	61,002
3.000% due 2042	3,073	3,220
15 Year TBA(Ï)
2.500%	2,000	2,089
30 Year TBA(Ï)
3.000%	2,000	2,094
3.500%	7,000	7,441
4.000%	36,900	39,363
4.500%	24,000	25,717
5.000%	11,000	11,882
Freddie Mac Mortgage Trust
Series 2010-K7 Class B
5.435% due 04/25/20 (Þ)	6,700	7,594
Freddie Mac REMICS
Series 1999-2129 Class SG
6.750% due 06/17/27 (Å)(Ê)	784	190
Series 2000-2247 Class SC
7.286% due 08/15/30 (Å)(Ê)	23	6
Series 2000-2266 Class F
0.664% due 11/15/30 (Ê)	35	35
Series 2002-2463 Class SJ
7.786% due 03/15/32 (Å)(Ê)	88	21
Series 2003-2610 Class UI
6.500% due 05/15/33 (Å)	27	5
Series 2003-2621 Class QH
5.000% due 05/15/33	1,300	1,440
Series 2003-2624 Class QH
5.000% due 06/15/33	1,335	1,475
Series 2003-2649 Class IM
7.000% due 07/15/33 (Å)	192	40
Series 2003-2697 Class LG
4.500% due 10/15/23	1,006	1,081
Series 2003-2725 Class TA
4.500% due 12/15/33	1,300	1,507
Series 2004-2752 Class FM
0.564% due 12/15/30 (Ê)	10	10
Series 2006-3123 Class HT
5.000% due 03/15/26	3,106	3,481
Series 2006-3149 Class LF
0.514% due 05/15/36 (Ê)	310	310
Series 2006-3150 Class EQ
5.000% due 05/15/26	1,525	1,732
Series 2007-3335 Class BF
0.364% due 07/15/19 (Ê)	828	828
Series 2007-3335 Class FT
0.364% due 08/15/19 (Ê)	2,120	2,120
Series 2007-3345 Class FP
0.414% due 11/15/36 (Ê)	3,318	3,316
Series 2007-3345 Class PF
0.394% due 05/15/36 (Ê)	3,568	3,563
Series 2009-3558 Class G
4.000% due 08/15/24	150	166

Russell Strategic Bond Fund	329

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Series 2010-3640 Class JA
1.500% due 03/15/15	4,181	4,204
Series 2010-3653 Class B
4.500% due 04/15/30	4,570	5,097
Series 2010-3704 Class DC
4.000% due 11/15/36	1,856	2,071
Series 2011-3927 Class PC
4.500% due 09/15/41	6,800	8,177
Series 2011-3963 Class JB
4.500% due 11/15/41	3,500	4,015
Freddie Mac Strips
Series 1998-191
Interest Only STRIP
8.000% due 01/01/28 (Å)	28	6
Series 1998-194
Interest Only STRIP
6.500% due 04/01/28 (Å)	94	19
Series 2001-212
Interest Only STRIP
6.000% due 05/01/31 (Å)	102	26
Series 2001-215
Interest Only STRIP
8.000% due 06/15/31 (Å)	81	20
GE Capital Commercial Mortgage Corp.
Series 2003-C2 Class F
5.448% due 07/10/37 (Þ)	455	468
Series 2005-C3 Class A4
5.046% due 07/10/45	254	254
Ginnie Mae I
10.500% due 2015	19	19
11.000% due 2015	—	—
7.000% due 2016	2	2
10.500% due 2016	20	21
11.000% due 2020	11	11
10.500% due 2021	17	19
10.000% due 2022	35	38
7.500% due 2024	12	14
10.000% due 2025	33	36
3.000% due 2027	8,068	8,616
8.000% due 2030	170	210
7.500% due 2031	19	20
7.500% due 2032	9	11
5.500% due 2034	51	56
5.500% due 2035	8,784	9,773
5.500% due 2036	146	161
5.500% due 2037	261	289
5.500% due 2038	139	154
4.500% due 2039	37,656	42,258
5.000% due 2039	18,410	20,247
4.500% due 2040	28,066	30,729
5.000% due 2040	2,488	2,742
4.500% due 2041	9,873	10,802
4.500% due 2042	761	829
30 Year TBA(Ï)
3.000%	2,400	2,552
3.500%	16,000	17,412
4.000%	36,000	39,381

	Principal Amount ($) or Shares	Fair Value $
6.000%	26,500	29,978
Ginnie Mae II
1.625% due 2023 (Ê)	308	321
1.625% due 2024 (Ê)	204	211
2.000% due 2024 (Ê)	72	75
1.625% due 2026 (Ê)	65	68
8.500% due 2026	21	26
1.625% due 2027 (Ê)	186	193
1.625% due 2029 (Ê)	146	151
1.750% due 2030 (Ê)	55	57
3.500% due 2040 (Ê)	17,137	18,323
4.000% due 2040 (Ê)	3,336	3,582
5.390% due 2059	3,936	4,414
4.502% due 2061	2,862	3,283
4.700% due 2061	6,240	7,288
4.583% due 2062	9,016	10,427
4.845% due 2062	1,668	1,914
5.065% due 2062	2,832	3,264
30 Year TBA(Ï)
3.000%	15,280	16,263
GMAC Commercial Mortgage Securities, Inc.
Series 2004-C3 Class A4
4.547% due 12/10/41	1,263	1,263
GMAC Mortgage Corp. Loan Trust
Series 2005-AR2 Class 4A
5.097% due 05/25/35 (Ê)	3,609	3,572
Goldman Sachs Mortgage Securities Corp. II
Series 2007-GG10 Class A4
5.789% due 08/10/45	5,600	6,432
Government National Mortgage Association
Series 1999-27 Class SE
8.386% due 08/16/29 (Å)(Ê)	104	28
Series 1999-44 Class SA
8.336% due 12/16/29 (Å)(Ê)	138	28
Series 2000-29 Class S
8.289% due 09/20/30 (Å)(Ê)	15	4
Series 2001-46 Class SA
7.366% due 09/16/31 (Å)(Ê)	15	4
Series 2002-27 Class SA
7.786% due 05/16/32 (Å)(Ê)	24	6
Series 2007-12 Class C
5.278% due 04/16/41	4,135	4,599
Series 2010-14 Class A
4.500% due 06/16/39	1,688	1,869
Series 2010-74
Interest Only STRIP
1.306% due 03/16/50	55,462	2,916
Series 2010-116 Class MP
3.500% due 09/16/40	18,638	20,168
Series 2011-67 Class B
3.863% due 10/16/47	2,665	2,941
Series 2011-127
Interest Only STRIP
1.554% due 03/16/47	31,212	2,307
Series 2012-70
Interest Only STRIP
0.962% due 08/16/52 (Å)	52,684	3,623

330	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Series 2012-78
Interest Only STRIP
1.053% due 06/16/52 (Å)	43,885	3,396
Series 2012-95
Interest Only STRIP
1.047% due 02/16/53 (Å)	11,769	1,083
Series 2012-99 Class CI
Interest Only STRIP
1.040% due 10/16/49	22,538	1,822
Series 2012-100
Interest Only STRIP
0.885% due 08/16/52 (Å)	39,197	2,886
Series 2012-115 Class A
2.131% due 04/16/45	1,598	1,660
Series 2012-H11 Class CI
Interest Only STRIP
2.884% due 04/20/62	21,620	2,676
Series 2012-H23 Class FI
Interest Only STRIP
0.775% due 10/20/62	22,395	803
Greenpoint Mortgage Funding Trust
Series 2005-AR5 Class 1A1
0.481% due 11/25/45 (Ê)	186	130
Series 2006-AR6 Class A1A
0.291% due 10/25/46 (Ê)	—	—
Series 2006-AR8 Class 1A1A
0.291% due 01/25/47 (Ê)	—	—
Greenpoint Mortgage Pass-Through Certificates
Series 2003-1 Class A1
3.177% due 10/25/33 (Ê)	720	706
Greenwich Capital Commercial Funding Corp.
Series 2002-C1 Class B
5.104% due 01/11/35	105	105
Series 2004-GG1 Class A7
5.317% due 06/10/36	598	629
Series 2005-GG3 Class A4
4.799% due 08/10/42	100	107
Series 2007-GG9 Class A4
5.444% due 03/10/39	500	576
Series 2007-GG11 Class A4
5.736% due 12/10/49	5,020	5,905
Series 2007-GG11 Class AJ
5.973% due 12/10/49	2,492	2,089
GS Mortgage Securities Corp. II
Series 2007-EOP Class A1
1.103% due 03/06/20 (Ê)(Þ)	1,555	1,554
Series 2011-ALF Class A
2.716% due 02/10/21 (Þ)	2,754	2,814
Series 2011-GC5 Class A4
3.707% due 08/10/44	6,830	7,569
Series 2012-ALOH Class A
3.551% due 04/10/34 (Þ)	2,300	2,483
GSMPS Mortgage Loan Trust
Series 1998-1 Class A
8.000% due 09/19/27 (Þ)	91	94

	Principal Amount ($) or Shares	Fair Value $
Series 1998-3 Class A
7.750% due 09/19/27 (Þ)	81	86
Series 1999-3 Class A
8.000% due 08/19/29 (Þ)	226	230
Series 2005-RP1 Class 1A4
8.500% due 01/25/35 (Þ)	689	748
Series 2006-RP1 Class 1A2
7.500% due 01/25/36 (Þ)	1,383	1,390
Series 2006-RP1 Class 1A3
8.000% due 01/25/36 (Þ)	1,495	1,536
GSR Mortgage Loan Trust
Series 2004-7 Class 1A1
2.750% due 06/25/34 (Ê)	274	272
Series 2005-6F Class 1A6
5.250% due 07/25/35	3,303	3,351
Series 2005-AR7 Class 6A1
5.136% due 11/25/35 (Ê)	1,273	1,276
Series 2006-2F Class 2A17
5.750% due 02/25/36	3,568	3,335
Series 2006-3F Class 2A3
5.750% due 03/25/36	2,474	2,283
Series 2006-8F Class 4A17
6.000% due 09/25/36	17	15
Series 2007-AR2 Class 2A1
2.781% due 05/25/47 (Ê)	7,028	5,748
Harborview Mortgage Loan Trust
Series 2005-2 Class 2A1A
0.432% due 05/19/35 (Ê)	143	105
Series 2005-4 Class 3A1
3.079% due 07/19/35 (Ê)	3,047	2,445
Indymac Index Mortgage Loan Trust
Series 2004-AR11 Class 2A
2.673% due 12/25/34 (Ê)	86	74
Series 2005-AR25 Class 1A21
5.161% due 12/25/35 (Ê)	722	602
Series 2005-AR31 Class 1A1
2.517% due 01/25/36 (Ê)	823	592
Series 2006-AR8 Class A3A
0.441% due 07/25/46 (Ê)	10,046	6,970
JP Morgan Alternative Loan Trust
Series 2006-A2 Class 3A1
2.851% due 05/25/36 (Ê)	5,062	3,451
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2002-C2 Class A2
5.050% due 12/12/34	68	67
Series 2002-C2 Class B
5.211% due 12/12/34	120	120
Series 2003-C1 Class A2
4.985% due 01/12/37	207	207
Series 2003-C1 Class D
5.192% due 01/12/37	2,670	2,686
Series 2005-CB13 Class A4
5.290% due 01/12/43	686	759
Series 2006-CB14 Class A4
5.481% due 12/12/44	1,850	2,083
Series 2006-CB15 Class A4

Russell Strategic Bond Fund	331

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

5.814% due 06/12/43	3,320	3,820
Series 2006-LDP8 Class A3B
5.447% due 05/15/45	3,675	3,819
Series 2006-LDP8 Class A4
5.399% due 05/15/45	3,705	4,275
Series 2007-CB18 Class A4
5.440% due 06/12/47	7,000	8,114
Series 2007-CB20 Class AJ
6.079% due 02/12/51	1,310	1,221
Series 2007-LDPX Class A3
5.420% due 01/15/49	200	232
Series 2010-CNTR Class A2
4.311% due 08/05/32 (Þ)	4,634	5,122
Series 2011-C5 Class D
5.314% due 08/15/46 (Þ)	285	271
Series 2012-C8 Class E
4.826% due 10/15/45 (Þ)	150	130
Series 2012-WLDN Class A
3.905% due 05/05/30 (Þ)	600	656
JP Morgan Mortgage Trust
Series 2005-A1 Class 6T1
4.985% due 02/25/35 (Ê)	210	213
Series 2005-A4 Class 1A1
5.280% due 07/25/35 (Ê)	1,296	1,302
Series 2005-A8 Class 1A1
5.258% due 11/25/35 (Ê)	2,289	2,252
Series 2005-S3 Class 1A2
5.750% due 01/25/36	169	157
Series 2006-A2 Class 2A1
5.334% due 04/25/36 (Ê)	168	145
Series 2006-A6 Class 1A2
3.023% due 10/25/36 (Ê)	1,017	759
Series 2006-A7 Class 3A2
5.616% due 01/25/37 (Ê)	5,051	4,420
Series 2006-S4 Class A5
6.000% due 01/25/37	2,274	1,969
Series 2007-A1 Class 5A2
2.984% due 07/25/35 (Ê)	252	256
Series 2007-A1 Class B1
2.998% due 07/25/35 (Ê)	121	4
Series 2007-A4 Class 3A3
5.465% due 06/25/37 (Ê)	2,347	2,100
Series 2007-S3 Class 1A74
6.000% due 08/25/37	2,068	1,778
Series 2007-S3 Class 1A8
6.000% due 08/25/37	8,230	7,017
Series 2007-S3 Class 1A96
6.000% due 08/25/37	156	135
Series 2007-S3 Class 1A97
6.000% due 08/25/37	325	282
LB-UBS Commercial Mortgage Trust
Series 2003-C1 Class B
4.479% due 12/15/36	550	555
Series 2003-C3 Class A4
4.166% due 05/15/32	523	528
Series 2003-C3 Class D
4.274% due 02/15/37	395	399

	Principal Amount ($) or Shares	Fair Value $
Series 2003-C5 Class C
4.762% due 04/15/37	1,480	1,514
Series 2004-C7 Class A5
4.628% due 10/15/29	290	296
Series 2005-C1 Class A3
4.545% due 02/15/30	135	135
Series 2005-C2 Class AAB
5.007% due 04/15/30	262	268
Series 2005-C7 Class A4
5.197% due 11/15/30	825	916
Series 2006-C7 Class A3
5.347% due 11/15/38	1,850	2,132
Series 2007-C2 Class A3
5.430% due 02/15/40	2,625	3,023
Series 2007-C7 Class A3
5.866% due 09/15/45	7,820	9,403
Series 2007-C7 Class AJ
6.272% due 09/15/45	4,830	3,931
Mastr Adjustable Rate Mortgages Trust
Series 2007-HF2 Class A1
0.521% due 09/25/37 (Ê)	6,485	5,070
Mastr Adjustable Rate Mortgages Trust 2004-10
Series 2004-10 Class 2A2
3.332% due 10/25/34 (Ê)	7	3
Mastr Adjustable Rate Mortgages Trust 2005-1
Series 2005-1 Class B1
3.444% due 03/25/35 (Ê)	1,079	69
Mastr Adjustable Rate Mortgages Trust 2005-6
Series 2005-6 Class 7A1
5.316% due 06/25/35 (Ê)	340	335
Mastr Adjustable Rate Mortgages Trust 2006-2
Series 2006-2 Class 4A1
3.565% due 02/25/36 (Ê)	1,530	1,444
Mastr Alternative Loans Trust
Series 2003-4 Class B1
5.819% due 06/25/33	1,027	902
Mastr Asset Securitization Trust
Series 2006-2 Class 1A10
6.000% due 06/25/36 (Ê)	4,473	4,201
Mastr Reperforming Loan Trust
Series 2005-1 Class 1A3
7.000% due 08/25/34 (Þ)	520	528
Series 2005-2 Class 1A4
8.000% due 05/25/35 (Þ)	1,062	1,037
Mellon Residential Funding Corp.
Series 2000-TBC2 Class A1
0.694% due 06/15/30 (Ê)	432	433
Merrill Lynch Floating Trust
Series 2008-LAQA Class A1
0.756% due 07/09/21 (Ê)(Þ)	3,920	3,867
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A10 Class A
0.421% due 02/25/36 (Ê)	527	445

332	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Merrill Lynch Mortgage Trust
Series 2002-MW1 Class J
5.695% due 07/12/34 (Þ)	570	529
Series 2004-KEY2 Class A4
4.864% due 08/12/39	1,865	1,991
Series 2005-CIP1 Class A2
4.960% due 07/12/38	21	22
Series 2005-CIP1 Class AM
5.107% due 07/12/38	3,410	3,738
Series 2008-C1 Class A4
5.690% due 02/12/51	6,110	7,195
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-6 Class A4
5.485% due 03/12/51	900	1,027
Series 2007-7 Class A4
5.728% due 06/12/50	920	1,052
Series 2007-8 Class A3
5.949% due 08/12/49	1,100	1,277
MLCC Mortgage Investors, Inc.
Series 2005-2 Class 3A
1.215% due 10/25/35 (Ê)	195	188
Series 2005-3 Class 5A
0.461% due 11/25/35 (Ê)	1,041	935
Morgan Stanley Capital I Trust 2007-IQ15
Series 2007-IQ15 Class A2
5.840% due 06/11/49	3,418	3,474
Morgan Stanley Capital I, Inc.
Series 1998-HF2 Class G
6.010% due 11/15/30 (Þ)	902	904
Series 2005-T19 Class A4A
4.890% due 06/12/47	8,666	9,539
Series 2006-T23 Class A4
5.819% due 08/12/41	6,678	7,785
Series 2007-HQ12 Class AM
5.576% due 04/12/49	3,575	3,669
Series 2007-IQ13 Class A4
5.364% due 03/15/44	4,921	5,609
Series 2007-IQ14 Class A4
5.692% due 04/15/49	3,299	3,800
Series 2007-IQ16 Class A4
5.809% due 12/12/49	3,100	3,700
Series 2011-C3 Class A2
3.224% due 07/15/49	1,885	2,036
Series 2011-C3 Class A4
4.118% due 07/15/49	1,105	1,260
Series 2012-C4 Class A4
3.244% due 03/15/45	5,500	5,876
Morgan Stanley Dean Witter Capital I
Series 2001-TOP1 Class E
7.391% due 02/15/33 (Þ)	380	378
Series 2001-TOP3 Class C
6.790% due 07/15/33	675	695
Morgan Stanley Reremic Trust
Series 2009-GG10 Class A4A
5.789% due 08/12/45 (Þ)	400	471

	Principal Amount ($) or Shares	Fair Value $
NCUA Guaranteed Notes
Series 2010-R1 Class 2A
1.840% due 10/07/20	8,348	8,473
Series 2010-R3 Class 3A
2.400% due 12/08/20	3,009	3,085
Nomura Asset Acceptance Corp.
Series 2005-WF1 Class 2A2
4.786% due 03/25/35	493	491
NorthStar 2012-1 Mortgage Trust
Series 2012-1 Class A
1.450% due 04/25/15 (Ê)(Þ)	2,080	2,078
OBP Depositor LLC Trust
Series 2010-OBP Class A
4.646% due 07/15/45 (Þ)	3,340	3,936
ORES NPL LLC
Series 2012-LV1 Class A
4.000% due 09/25/44 (Þ)	2,193	2,205
Prime Mortgage Trust
Series 2004-CL1 Class 1A2
0.611% due 02/25/34 (Ê)	56	51
Series 2004-CL1 Class 2A2
0.611% due 02/25/19 (Ê)	4	4
Prudential Commercial Mortgage Trust
Series 2003-PWR1 Class A2
4.493% due 02/11/36	98	99
Series 2003-PWR1 Class C
4.706% due 02/11/36	695	695
Series 2003-PWR1 Class E
5.259% due 02/11/36 (Þ)	1,190	1,182
RALI Trust
Series 2005-QS14 Class 2A1
6.000% due 09/25/35	2,478	1,843
Series 2007-QH5 Class AI1
0.421% due 06/25/37 (Ê)	5,054	3,581
RAMP Trust
Series 2004-SL1 Class A3
7.000% due 11/25/31	4	4
Residential Asset Securitization Trust
Series 2005-A14 Class A5
5.500% due 12/25/35	2,909	2,434
Series 2006-A11 Class 1A4
6.250% due 10/25/36	329	236
Series 2006-A9CB Class A6
6.000% due 09/25/36	2,521	1,593
RFMSI Trust
Series 2005-S5 Class A6
5.250% due 07/25/35	3,574	3,622
Series 2005-SA4 Class 1A21
3.318% due 09/25/35 (Ê)	3,978	3,151
Series 2006-S10 Class 1A7
6.000% due 10/25/36	2,414	2,162
Series 2006-SA4 Class 2A1
3.814% due 11/25/36 (Ê)	559	458
RREF LLC
Series 2012-LT1A Class A
4.750% due 02/15/25 (Þ)	112	112

Russell Strategic Bond Fund	333

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

S2 Hospitality LLC
Series 2012-LV1 Class A
4.500% due 04/15/25 (Þ)	1,541	1,548
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-18 Class 5A
5.500% due 12/25/34	203	193
Series 2004-20 Class 3A1
2.814% due 01/25/35 (Ê)	1,702	1,517
Series 2005-17 Class 3A1
2.812% due 08/25/35 (Ê)	37	32
Series 2006-5 Class 5A4
5.093% due 06/25/36 (Ê)	61	3
Structured Asset Mortgage Investments, Inc.
Series 2005-AR5 Class A3
0.462% due 07/19/35 (Ê)	268	260
Series 2005-AR8 Class A1A
0.491% due 02/25/36 (Ê)	846	552
Series 2007-AR6 Class A1
1.654% due 08/25/47 (Ê)	10,969	7,802
Structured Asset Securities Corp.
Series 2003-34A Class 5A4
2.776% due 11/25/33 (Ê)	6,679	6,769
Series 2005-6 Class B2
5.240% due 05/25/35	120	1
Suntrust Alternative Loan Trust
Series 2006-1F Class 3A
0.561% due 04/25/36 (Ê)	843	183
Temporary Deal KL U137 A
4.529% due 11/01/62	2,215	2,500
Thornburg Mortgage Securities Trust
Series 2004-3 Class A
0.951% due 09/25/44 (Ê)	6,570	6,396
Series 2007-1 Class A2B
5.800% due 03/25/37 (Ê)	2,659	2,418
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2 Class A4
3.525% due 05/10/63	940	1,025
Series 2012-C3 Class D
4.958% due 08/10/49 (Þ)	615	551
Wachovia Bank Commercial Mortgage Trust
Series 2003-C4 Class D
5.040% due 04/15/35	639	643
Series 2005-C17 Class A4
5.083% due 03/15/42	215	234
Series 2006-C29 Class E
5.516% due 11/15/48	2,682	402
Series 2006-WL7A Class A1
0.304% due 09/15/21 (Ê)(Þ)	4,906	4,766
Series 2007-C30 Class A5
5.342% due 12/15/43	16,650	19,087
Series 2007-C31 Class A4
5.509% due 04/15/47	3,830	4,425
Series 2007-C32 Class A3
5.750% due 06/15/49	1,890	2,172
Series 2007-WHL8 Class A1
0.294% due 06/15/20 (Ê)(Þ)	2,176	2,092

	Principal Amount ($) or Shares	Fair Value $
WaMu Mortgage Pass Through Certificates
Series 2004-AR10 Class A1B
0.670% due 07/25/44 (Ê)	5,351	4,957
Series 2005-AR1 Class A2A1
0.551% due 01/25/45 (Ê)	2,257	2,100
Series 2006-AR5 Class A1A
1.144% due 06/25/46 (Ê)	3,942	3,043
Series 2006-AR7 Class 3A
2.569% due 07/25/46 (Ê)	9,233	8,176
Series 2006-AR12 Class 1A2
2.794% due 10/25/36 (Ê)	3,395	2,587
Series 2006-AR13 Class 1A
1.034% due 10/25/46 (Ê)	8,635	6,102
Series 2006-AR19 Class 2A
2.319% due 01/25/47 (Ê)	3,782	3,306
Series 2007-HY5 Class 3A1
5.178% due 05/25/37 (Ê)	7,138	6,863
Series 2007-OA3 Class 2A
0.924% due 04/25/47 (Ê)	7,696	5,494
Series 2007-OA5 Class 1A
0.904% due 06/25/47 (Ê)	11,830	8,963
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2006-1 Class 4CB
6.500% due 02/25/36	11,155	7,218
Series 2006-AR7 Class A1A
1.068% due 09/25/46 (Ê)	13,136	6,299
Series 2006-AR9 Class 2A
0.988% due 11/25/46 (Ê)	12,800	5,967
Series 2007-HY2 Class 2A3
4.223% due 04/25/37 (Ê)	5,462	3,552
Washington Mutual Mortgage Pass Through Certificates
Series 2002-AR9 Class 1A
1.554% due 08/25/42 (Ê)	129	119
Series 2004-AR1 Class A
2.570% due 03/25/34 (Ê)	110	112
Series 2005-AR6 Class B3
0.871% due 04/25/45 (Ê)(Þ)	1,594	10
Series 2005-AR11 Class A1A
0.531% due 08/25/45 (Ê)	4,682	4,254
Series 2005-AR13 Class A1A1
0.501% due 10/25/45 (Ê)	206	186
Series 2005-AR15 Class A1A1
0.471% due 11/25/45 (Ê)	6,557	5,892
Series 2006-AR7 Class 2A
1.133% due 07/25/46 (Ê)	2,315	1,699
Series 2006-AR8 Class 2A3
5.306% due 08/25/36 (Ê)	56	2
Series 2006-AR9 Class 2A
2.569% due 08/25/46 (Ê)	4,755	4,128
Series 2007-HY3 Class 4A1
2.763% due 03/25/37 (Ê)	4,058	3,508
Series 2007-OA1 Class A1A
0.854% due 02/25/47 (Ê)	3,153	2,169
Series 2007-OA2 Class 1A
0.854% due 03/25/47 (Ê)	7,170	4,944

334	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 Class A3
2.918% due 10/15/45	3,410	3,546
Series 2012-LC5 Class AS
3.539% due 10/15/45	1,740	1,818
Series 2012-LC5 Class D
4.780% due 10/15/45 (Þ)	245	218
Wells Fargo Mortgage Backed Securities Trust
Series 2003-N Class 1A1
4.587% due 12/25/33 (Ê)	627	642
Series 2004-AA Class A1
2.624% due 12/25/34 (Ê)	730	733
Series 2004-CC Class A1
2.620% due 01/25/35 (Ê)	1,221	1,219
Series 2005-18 Class 2A10
21.961% due 01/25/36 (Ê)	1,108	1,451
Series 2005-AR7 Class 2A1
5.087% due 05/25/35 (Ê)	4,323	4,407
Series 2005-AR8 Class 2A1
2.727% due 06/25/35 (Ê)	502	509
Series 2005-AR11 Class 1A1
2.661% due 06/25/35 (Ê)	558	570
Series 2006-2 Class 2A3
5.500% due 03/25/36	1,307	1,260
Series 2006-3 Class A11
5.500% due 03/25/36	5,447	5,591
Series 2006-6 Class 1A8
5.750% due 05/25/36	2,258	2,251
Series 2006-8 Class A15
6.000% due 07/25/36	5,042	5,008
Series 2006-11 Class A9
6.500% due 09/25/36	2,286	2,283
Series 2006-13 Class A5
6.000% due 10/25/36	1,389	1,430
Series 2006-AR1 Class 2A5
5.359% due 03/25/36 (Ê)	1,787	1,766
Series 2006-AR2 Class 2A1
2.629% due 03/25/36	3,795	3,676
Series 2006-AR2 Class 2A3
2.629% due 03/25/36 (Ê)	1,292	1,242
Series 2006-AR4 Class 1A1
5.767% due 04/25/36 (Ê)	4,689	4,165
Series 2006-AR10 Class 4A1
2.622% due 07/25/36 (Ê)	3,020	2,476
Series 2006-AR17 Class A1
2.630% due 10/25/36 (Ê)	8,634	7,510
Series 2007-2 Class 1A13
6.000% due 03/25/37	5,324	4,986
Series 2007-4 Class A15
6.000% due 04/25/37	908	870
Series 2007-4 Class A21
5.500% due 04/25/37	1,257	1,147
Series 2007-7 Class A38
6.000% due 06/25/37	842	811
Series 2007-7 Class A6
6.000% due 06/25/37	776	785

	Principal Amount ($) or Shares	Fair Value $
Series 2007-8 Class 1A16
6.000% due 07/25/37	2,206	2,159
Series 2007-8 Class 2A2
6.000% due 07/25/37	4,394	4,337
Series 2007-10 Class 1A18
6.000% due 07/25/37	3,890	3,900
Series 2007-10 Class 1A5
6.000% due 07/25/37	5,095	5,108
Series 2007-11 Class A14
6.000% due 08/25/37	659	659
Series 2007-11 Class A36
6.000% due 08/25/37	2,889	2,860
Series 2007-11 Class A81
6.000% due 08/25/37	4,369	4,350
Series 2007-11 Class A96
6.000% due 08/25/37	2,342	2,321
Series 2007-13 Class A7
6.000% due 09/25/37	927	882
Series 2007-14 Class 1A1
6.000% due 10/25/37	786	785
Series 2007-AR5 Class A1
5.989% due 10/25/37 (Ê)	2,052	1,998
WF-RBS Commercial Mortgage Trust
Series 2011-C5 Class A4
3.667% due 11/15/44	5,140	5,691
Series 2012-C8 Class A3
3.001% due 08/15/45	3,910	4,098

		2,609,316

Municipal Bonds - 1.8%
Brazos Higher Education Authority Revenue Bonds
0.584% due 12/26/24 (Ê)	1,506	1,379
Chicago Transit Authority Revenue Bonds
6.300% due 12/01/21	500	568
6.899% due 12/01/40	5,200	6,233
City of Chicago Illinois General Obligation Unlimited
5.000% due 12/01/24 (µ)	17,715	19,879
City of Houston Texas General Obligation Limited
6.290% due 03/01/32	4,250	5,255
County of Clark Nevada Airport System Revenue Bonds
6.820% due 07/01/45	1,200	1,704
County of Cook Illinois General Obligation Unlimited
5.000% due 11/15/26 (µ)	15,000	16,525
East Baton Rouge Sewerage Commission Revenue Bonds
6.087% due 02/01/45	1,800	2,037
Iowa Tobacco Settlement Authority Revenue Bonds
6.500% due 06/01/23	335	331
Los Angeles Unified School District General Obligation Unlimited
6.758% due 07/01/34	800	1,063

Russell Strategic Bond Fund	335

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Metropolitan Government of Nashville & Davidson County Convention Center Authority Revenue Bonds
6.731% due 07/01/43	100	121
Metropolitan Transportation Authority Revenue Bonds
5.000% due 11/15/26	2,000	2,441
Municipal Electric Authority of Georgia Revenue Bonds
6.637% due 04/01/57	4,755	5,725
7.055% due 04/01/57	4,445	4,938
New Jersey State Turnpike Authority Revenue Bonds
7.102% due 01/01/41	3,105	4,474
New York City Municipal Water Finance Authority Revenue Bonds
5.375% due 06/15/43	5,075	6,021
New York Liberty Development Corp. Revenue Bonds
5.000% due 12/15/41	200	227
New York State Dormitory Authority Revenue Bonds
5.000% due 12/15/25	2,100	2,600
5.000% due 03/15/29	1,700	2,040
Public Power Generation Agency Revenue Bonds
7.242% due 01/01/41	100	119
San Diego County Regional Airport Authority Revenue Bonds
6.628% due 07/01/40	15,190	17,132
San Diego Redevelopment Agency Tax Allocation
7.625% due 09/01/30	500	534
San Diego Tobacco Settlement Revenue Funding Corp. Revenue Bonds
7.125% due 06/01/32	1,010	830
South Carolina Student Loan Corp. Revenue Bonds
0.538% due 12/01/20 (Ê)	4,500	4,441
State of California General Obligation Unlimited
5.700% due 11/01/21	920	1,071
7.500% due 04/01/34	800	1,078
7.950% due 03/01/36	3,200	3,832
5.650% due 04/01/39 (Ê)	700	714
7.550% due 04/01/39	4,688	6,539
7.600% due 11/01/40	3,600	5,083
State of Illinois General Obligation Unlimited
5.665% due 03/01/18	4,000	4,542
5.100% due 06/01/33	3,525	3,482
7.350% due 07/01/35	4,100	4,990
State of Louisiana Gasoline & Fuels Tax Revenue Bonds
3.000% due 05/01/43 (Ê)	4,200	4,218

	Principal Amount ($) or Shares		Fair Value $
Tobacco Settlement Finance Authority Revenue Bonds
7.467% due 06/01/47		2,330	1,853
Tobacco Settlement Financing Corp. Revenue Bonds
5.500% due 06/01/26		1,340	1,455

			145,474

Non-US Bonds - 6.7%
Asset-Backed European Securitisation Transaction Srl
Series 2011-6 Class A1
1.604% due 03/15/18 (Ê)	GBP	2,497	4,017
Australia Government Bond
Series 120
6.000% due 02/15/17	AUD	78,690	92,915
Brazil Notas do Tesouro Nacional Serie F
Series NTNF
10.000% due 01/01/14	BRL	6,874	3,587
10.000% due 01/01/17	BRL	14,331	7,647
Canada Housing Trust No. 1
3.800% due 06/15/21 (Þ)	CAD	600	678
Canadian Government Bond
1.500% due 09/01/17	CAD	7,875	7,944
2.750% due 06/01/22	CAD	3,618	3,932
Colombia Government International Bond
7.750% due 04/14/21	COP	21,360,000	14,693
9.850% due 06/28/27	COP	17,044,000	14,492
Eksportfinans ASA
Series 2
0.720% due 07/28/16	JPY	300,000	3,224
European Loan Conduit
Series 2007-25X Class A
0.495% due 05/15/19 (Ê)	EUR	152	188
Granite Master Issuer PLC
Series 2007-1 Class 3A2
0.310% due 12/20/54 (Ê)	EUR	549	700
Housing Financing Fund
Series 2
3.750% due 04/15/34	ISK	367,048	3,389
Series 3
3.750% due 06/15/44	ISK	763,228	7,095
Ireland Government Bond
5.000% due 10/18/20	EUR	16,680	21,925
5.400% due 03/13/25	EUR	18,700	24,706
Italy Buoni Poliennali Del Tesoro
4.000% due 09/01/20	EUR	7,470	9,495
Mexican Bonos
Series M 20
7.500% due 06/03/27	MXN	178,800	15,626
Series M 30
10.000% due 11/20/36	MXN	146,900	15,872
Series M
6.250% due 06/16/16	MXN	26,040	2,063
8.000% due 06/11/20	MXN	193,240	17,102
6.500% due 06/10/21	MXN	70,900	5,774

336	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

New Zealand Government Bond
Series 1217
6.000% due 12/15/17	NZD	48,060	45,470
Series 521
6.000% due 05/15/21	NZD	12,170	11,993
Norway Government Bond
Series 472
4.250% due 05/19/17	NOK	150,870	29,568
Peruvian Government International Bond
Series REGS
8.600% due 08/12/17	PEN	6,130	2,921
Poland Government Bond
Series 0417
4.750% due 04/25/17	PLN	91,350	29,360
Series 1019
5.500% due 10/25/19	PLN	84,140	28,291
Province of British Columbia
4.300% due 06/18/42	CAD	200	237
Province of Ontario Canada
4.300% due 03/08/17	CAD	200	221
4.200% due 06/02/20	CAD	400	451
4.000% due 06/02/21	CAD	4,700	5,220
3.150% due 06/02/22	CAD	11,900	12,325
4.600% due 06/02/39	CAD	900	1,081
Province of Quebec Canada
4.500% due 12/01/17	CAD	600	674
4.500% due 12/01/18	CAD	200	226
4.500% due 12/01/20	CAD	700	799
4.250% due 12/01/21	CAD	3,700	4,149
3.500% due 12/01/22	CAD	7,200	7,585
Queensland Treasury Corp.
Series 22
6.000% due 07/21/22	AUD	6,800	8,119
Russian Agricultural Bank OJSC Via RSHB Capital SA
8.625% due 02/17/17 (Þ)	RUB	116,700	3,823
Spain Government Bond
3.150% due 01/31/16	EUR	4,400	5,598
4.250% due 10/31/16	EUR	45,000	58,507
5.850% due 01/31/22	EUR	1,020	1,342
Wood Street CLO BV
Series 2005-I Class A
1.222% due 11/22/21 (Ê)	EUR	1,649	2,067

			537,091

United States Government Agencies - 1.2%
Fannie Mae
5.000% due 02/13/17		1,400	1,654
5.375% due 06/12/17		2,900	3,502
Federal Home Loan Banks
0.450% due 07/30/14		7,960	7,963
Federal Home Loan Mortgage Corp.
2.000% due 08/25/16		8,685	9,133
1.000% due 03/08/17		5,200	5,252
1.000% due 06/29/17		4,000	4,039
1.000% due 09/29/17		1,400	1,411
1.250% due 08/01/19		700	700
1.250% due 10/02/19		28,400	28,321

	Principal Amount ($) or Shares	Fair Value $
2.375% due 01/13/22	5,000	5,240
Series 1
1.000% due 07/28/17	10,500	10,609
Federal National Mortgage Association
1.250% due 01/30/17	3,700	3,790
0.875% due 08/28/17	2,000	2,008
Zero coupon due 10/09/19	8,710	7,624
Freddie Mac
5.000% due 02/16/17	1,900	2,246

		93,492

United States Government Treasuries - 17.3%
United States Treasury Inflation Indexed Bonds
0.125% due 04/15/17 (AE)	1,014	1,088
1.625% due 01/15/18	220	256
1.375% due 07/15/18 (AE)	320	374
2.125% due 01/15/19	322	394
1.250% due 07/15/20 (AE)	528	630
0.125% due 01/15/22 (AE)	1,628	1,781
0.125% due 07/15/22 (AE)	1,402	1,535
2.375% due 01/15/25 (AE)	3,666	5,012
2.375% due 01/15/27 (AE)	45,116	62,930
1.750% due 01/15/28 (AE)	440	576
3.875% due 04/15/29	1,821	3,058
2.125% due 02/15/41 (AE)	9,992	14,991
0.750% due 02/15/42 (AE)	2,854	3,178
United States Treasury Notes
0.250% due 01/31/14	46,300	46,307
2.625% due 07/31/14	38,450	40,021
0.250% due 09/30/14	35,000	34,977
0.375% due 11/15/14	18,930	18,959
2.125% due 11/30/14	100,000	103,758
0.250% due 05/15/15	251,095	250,487
0.250% due 09/15/15	7,400	7,374
1.250% due 10/31/15	1,000	1,026
3.250% due 05/31/16	1,890	2,075
0.875% due 01/31/17	79,925	80,862
0.875% due 04/30/17	375	379
0.625% due 05/31/17	41,190	41,155
0.750% due 06/30/17	94,690	95,060
0.500% due 07/31/17	29,700	29,452
0.625% due 08/31/17	4,860	4,847
0.625% due 09/30/17	53,325	53,137
0.750% due 10/31/17	53,600	53,692
3.500% due 02/15/18	13,335	15,208
1.500% due 08/31/18	5,585	5,776
1.000% due 06/30/19	30,300	30,167
1.000% due 08/31/19	6,400	6,357
1.000% due 09/30/19	8,950	8,881
1.750% due 05/15/22	5,570	5,625
1.625% due 08/15/22	101,155	100,602
6.250% due 08/15/23	4,915	7,091
Zero coupon due 11/15/27	12,205	8,426
3.125% due 11/15/41	13,845	14,693
3.125% due 02/15/42	21,695	22,997
3.000% due 05/15/42	114,680	118,461

Russell Strategic Bond Fund	337

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

2.750% due 08/15/42		94,760	92,835

			1,396,490

Total Long-Term Investments (cost $6,637,629)			6,898,674

Common Stocks - 0.1%
Financial Services - 0.0%
Escrow GM Corp.(Å)		420,000	—
Goldman Sachs Group, Inc. (The)		93,000	2,330

			2,330

Utilities - 0.1%
Dynegy, Inc.(AE)(Ñ)		181,670	3,397

Total Common Stocks (cost $5,958)			5,727

Preferred Stocks - 0.0%
Financial Services - 0.0%
DG Funding Trust(Å)		479	3,514

Total Preferred Stocks (cost $5,070)			3,514

	Notional Amount $
Options Purchased - 0.0%
(Number of Contracts)
United States
Treasury 30 Year
Bond Futures
Nov 2012 143.00 Put (450)	USD	450	84
United States
Treasury 10 Year
Note Futures
Nov 2012 128.50 Put (450)	USD	450	14

Total Options Purchased (cost $226)			98

	Principal Amount ($) or Shares
Short-Term Investments - 20.9%
Adam Aircraft Industries, Inc.
Term Loan
15.130% due 05/23/13 (Å)		760	8
Allstate Life Global Funding Trusts
5.375% due 04/30/13		2,200	2,254
Ally Auto Receivables Trust
Series 2012-3 Class A1
0.339% due 06/17/13		3,495	3,496
Series 2012-4 Class A1
0.302% due 09/06/13		5,871	5,874
American Express Bank FSB
Series BKNT
5.500% due 04/16/13		700	716
American Express Credit Corp.
5.875% due 05/02/13		6,900	7,084

	Principal Amount ($) or Shares	Fair Value $
American International Group, Inc.
4.250% due 05/15/13	10,300	10,487
AmeriCredit Automobile Receivables Trust
Series 2012-2 Class A1
0.300% due 05/08/13	2,437	2,437
Series 2012-3 Class A1
0.361% due 07/08/13	7,971	7,971
Series 2012-4 Class A1
0.300% due 09/09/13	9,374	9,375
Amsouth Bank
Series AI
4.850% due 04/01/13 (Þ)	1,075	1,090
ANZ National International, Ltd.
6.200% due 07/19/13 (Þ)	5,000	5,185
Banco do Brasil SA
2.152% due 03/26/13 (ž)	4,900	4,891
Banco Santander Brasil SA
2.200% due 04/02/13 (ž)	1,100	1,093
3.100% due 10/01/13 (ž)	4,300	4,215
CarMax Auto Owner Trust
Series 2012-2 Class A1
0.292% due 06/17/13	536	536
Caterpillar, Inc.
0.605% due 05/21/13 (Ê)	5,500	5,509
Citigroup, Inc.
5.500% due 04/11/13	7,900	8,066
5.850% due 07/02/13	700	724
Continental Airlines 2006-1 Class G Pass Through Trust
Series 061G
0.768% due 06/02/13 (Ê)	2,319	2,273
Credit Suisse USA, Inc.
5.500% due 08/15/13	380	395
Daimler Finance North America LLC
1.000% due 10/03/13 (ž)	8,300	8,219
1.070% due 10/08/13 (ž)	20,300	20,141
Enterprise Products Operating LLC
5.900% due 04/15/13	1,130	1,156
Gazprom OAO Via Gaz Capital SA
7.343% due 04/11/13 (Þ)	600	615
Gazprom OAO Via RBS AG
Series REGS
9.625% due 03/01/13	1,200	1,228
GE Equipment Transportation LLC
Series 2012-2 Class A1
0.260% due 10/24/13	4,535	4,535
General Mills, Inc.
5.250% due 08/15/13	4,290	4,448
Ginnie Mae I
11.000% due 07/15/13	1	1
GlaxoSmithKline Capital, Inc.
4.850% due 05/15/13	6,900	7,062
Harley-Davidson Motorcycle Trust
Series 2012-1 Class A1
0.235% due 08/15/13	2,475	2,476
HCA, Inc.
6.250% due 02/15/13	7,600	7,709

338	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

Hewlett-Packard Co.
0.711% due 05/24/13 (Ê)		6,400	6,394
Honda Auto Receivables Owner Trust
Series 2012-1 Class A1
0.413% due 03/15/13		777	777
Huntington Auto Trust
Series 2012-1 Class A1
0.342% due 03/15/13		729	729
Hyundai Auto Lease Securitization Trust 2012-A
Series 2012-A Class A1
0.384% due 06/17/13 (Þ)		5,194	5,197
Hyundai Auto Receivables Trust
Series 2012-B Class A1
0.293% due 07/15/13		6,515	6,518
Series 2012-C Class A1
0.230% due 10/15/13		16,215	16,215
ING Bank NV
1.439% due 03/15/13 (Å)(Ê)		8,100	8,122
Itau Unibanco SA
0.010% due 11/05/12 (ç)(ž)		1,400	1,400
Japan Treasury Discount Bill
Series 304
Zero coupon due 11/19/12 (ž)	JPY	640,000	8,017
Series 305
Zero coupon due 11/26/12 (ž)	JPY	1,260,000	15,782
Series 308
Zero coupon due 12/10/12 (ž)	JPY	1,930,000	24,174
John Deere Owner Trust
Series 2012-A Class A1
0.379% due 03/15/13		848	848
Series 2012-B Class A1
0.267% due 09/16/13		1,188	1,189
JPMorgan Chase & Co.
0.475% due 09/26/13 (Ê)	EUR	300	389
Kinder Morgan Energy Partners LP
0.480% due 11/29/12 (ž)		15,000	14,994
Lloyds Bank PLC Discount Note
0.581% due 02/13/13 (ž)		5,385	5,379
MBNA Corp.
6.125% due 03/01/13		2,000	2,035
Mexico Cetes
0.010% due 11/15/12	MXN	15,500	118
Montpelier Re Holdings, Ltd.
6.125% due 08/15/13		3,945	4,107
Morgan Stanley
Series GMTN
2.937% due 05/14/13 (Ê)		1,100	1,111
National Australia Bank, Ltd.
5.350% due 06/12/13 (Þ)		6,725	6,910
New Jersey Economic Development Authority Revenue Bonds
1.389% due 06/15/13 (Ê)		3,900	3,911
Nissan Auto Receivables Owner Trust
Series 2012-A Class A1
0.359% due 03/15/13		772	772
Series 2012-B Class A1

	Principal Amount ($) or Shares			Fair Value $
0.263% due 08/15/13		11,638		11,638
Principal Life Income Funding Trusts
5.300% due 04/24/13		400		409
Ralph Lauren Corp.
4.500% due 10/04/13	EUR	1,620		2,159
RBS Holdings USA, Inc.
0.325% due 11/16/12 (ç)(ž)		9,880		9,879
Russell U.S. Cash Management Fund		1,106,328,638	(¥)	1,106,329
Santander Drive Auto Receivables Trust
Series 2012-4 Class A1
0.432% due 07/15/13		5,923		5,924
Series 2012-5 Class A1
0.336% due 08/15/13		4,795		4,795
Series 2012-6 Class A1
0.300% due 10/15/13		14,910		14,910
SMART Trust
Series 2012-1USA Class A1
0.477% due 03/14/13 (Þ)		1,019		1,019
Series 2012-4US Class A1
0.290% due 10/14/13		1,280		1,280
Springleaf Finance Corp.
3.250% due 01/16/13	EUR	7,500		9,672
Swedbank AB
2.900% due 01/14/13 (Þ)		5,000		5,024
Telefonica Emisiones SAU
2.582% due 04/26/13		700		700
Time Warner Cable, Inc.
6.200% due 07/01/13		5,900		6,119
United States Treasury Bills
0.089% due 11/15/12 (ç)(ž)		195,030		195,023
0.087% due 12/13/12		160		160
0.098% due 12/13/12 (ç)(ž)		160		160
0.091% due 01/10/13 (ž)		1,850		1,850
0.114% due 03/14/13 (ž)		16		16
0.160% due 08/22/13 (ž)		32		32
United States Treasury Inflation Indexed Bonds
0.625% due 04/15/13 (AE)		6,773		6,799
UnitedHealth Group, Inc.
4.875% due 02/15/13		400		405
Verizon Communications, Inc.
5.250% due 04/15/13		300		306
Volkswagen Auto Lease Trust
Series 2012-A Class A1
0.332% due 06/20/13		1,725		1,725
Wachovia Corp.
5.500% due 05/01/13		1,175		1,204
Westlake Automobile Receivables Trust
Series 2012-1A Class A1
0.426% due 09/16/13 (Þ)		15,600		15,603
World Omni Automobile Lease Securitization Trust
Series 2012-A Class A1
0.328% due 06/17/13		1,036		1,036

Total Short-Term Investments
(cost $1,679,627)				1,680,533

Russell Strategic Bond Fund	339

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Repurchase Agreements - 1.6%
Agreement with Barclays Capital Inc. and State Street Bank (Tri-Party) of $2,200 dated October 31, 2012 at 0.350% to be repurchased at $2,200 on November 1, 2012 collateralized by: $2,094 par various United States Government Agency Obligations, valued at $2,274.	2,200	2,200
Agreement with Barclays Capital Inc. and State Street Bank (Tri-Party) of $4,500 dated October 31, 2012 at 0.300% to be repurchased at $4,500 on November 1, 2012 collateralized by: $3,089 par various United States Treasury Agency Obligations, valued at $4,600.	4,500	4,500
Agreement with Credit Suisse Securities and State Street Bank (Tri-Party) of $13,300 dated October 31, 2012 at 0.330% to be repurchased at $13,300 on November 1, 2012 collateralized by: $13,621 par various United States Treasury Agency Obligations, valued at $13,489.	13,300	13,300
Agreement with Deutsche Bank Securities Inc. and State Street Bank (Tri-Party) of $6,600 dated October 31, 2012 at 0.280% to be repurchased at $6,600 on November 1, 2012 collateralized by: $6,313 par various United States Treasury Agency Obligations, valued at $6,692.	6,600	6,600
Agreement with J.P. Morgan Chase Bank and State Street Bank (Tri-Party) of $776 dated October 31, 2012 at 0.320% to be repurchased at $776 on November 1, 2012 collateralized by: $783 par various United States Treasury Agency Obligations, valued at $792.	776	776
Agreement with J.P. Morgan Chase Bank and State Street Bank (Tri-Party) of $99,224 dated October 31, 2012 at 0.320% to be repurchased at $99,224 on November 1, 2012 collateralized by: $100,000 par various United States Treasury Agency Obligations, valued at $101,152.	99,224	99,224

	Principal Amount ($) or Shares		Fair Value $

Total Repurchase Agreements (cost $126,600)			126,600

Other Securities - 0.4%
Russell U.S. Cash Collateral Fund(X)	34,411,722	(¥)	34,412

Total Other Securities (cost $34,412)			34,412

Total Investments - 108.7% (identified cost $8,489,522)			8,749,558

Other Assets and Liabilities, Net - (8.7%)			(703,468)

Net Assets - 100.0%			8,046,090

See accompanying notes which are an integral part of the financial statements.

340	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share and cost per unit amount)

Restricted Securities

% of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Fair Value (000) $
0.9%
Adam Aircraft Industries, Inc. Term Loan	05/22/07	760,489	96.83	736	8
Australia & New Zealand Banking Group, Ltd.	01/05/11	2,700,000	99.98	2,700	2,734
Banc of America Merrill Lynch Commercial Mortgage, Inc.	06/19/08	3,069,000	83.08	2,577	1,684
BNP Paribas SA	06/17/05	600,000	100.00	600	558
Chatham Light CLO, Ltd.	11/25/09	2,856,643	92.88	2,653	2,792
DG Funding Trust	11/05/03	479	1,058,530.32	5,070	3,514
Electricite de France SA	01/21/09	1,700,000	99.89	1,698	1,798
Enel Finance International NV	09/13/07	1,500,000	99.89	1,498	1,671
Escrow GM Corp.	04/21/11	420,000	—	—	—
Fannie Mae	10/27/00	31,525	22.97	7	7
Fannie Mae	02/12/01	31,634	22.99	7	7
Fannie Mae	08/14/02	16,609	23.37	4	4
Fannie Mae	04/27/10	48,786	24.10	12	12
Fannie Mae REMICS	09/15/00	41,967	24.72	10	10
Fannie Mae REMICS	06/12/01	49,777	11.98	6	6
Fannie Mae REMICS	04/02/03	811,997	20.44	166	166
Fannie Mae REMICS	05/28/03	150,008	21.15	32	32
Fannie Mae REMICS	01/07/04	173,152	18.18	31	32
Fannie Mae REMICS	04/25/05	177,535	16.34	29	29
Fannie Mae REMICS	04/25/05	190,196	17.64	34	34
Fannie Mae REMICS	04/25/05	144,303	18.54	27	27
Freddie Mac REMICS	04/14/03	88,166	23.58	21	21
Freddie Mac REMICS	06/11/03	26,579	20.20	5	5
Freddie Mac REMICS	03/05/04	191,578	20.72	40	40
Freddie Mac REMICS	03/15/04	23,422	24.69	6	6
Freddie Mac REMICS	04/22/05	783,918	23.86	187	190
Freddie Mac Strips	12/12/00	28,206	20.99	6	6
Freddie Mac Strips	05/29/03	94,478	20.70	19	19
Freddie Mac Strips	08/19/03	102,462	25.08	26	26
Freddie Mac Strips	02/13/04	81,398	24.32	20	20
Government National Mortgage Association	11/22/99	138,132	20.47	28	28
Government National Mortgage Association	11/14/01	15,386	28.67	4	4
Government National Mortgage Association	11/29/01	15,117	28.30	4	4
Government National Mortgage Association	11/13/02	23,502	26.49	6	6
Government National Mortgage Association	01/20/10	103,906	27.42	29	28
Government National Mortgage Association	05/14/12	52,683,817	6.87	3,621	3,623
Government National Mortgage Association	07/31/12	39,197,095	7.36	2,883	2,886
Government National Mortgage Association	08/22/12	11,768,889	9.20	1,082	1,083
Government National Mortgage Association	09/20/12	43,885,021	7.73	3,394	3,396
Greywolf CLO, Ltd.	02/24/11	4,418,242	93.22	4,119	4,250
ING Bank NV	06/02/11	8,100,000	100.07	8,106	8,122
Kraft Foods Group, Inc.	07/16/12	739,000	122.55	906	916
LBG Capital No. 1 PLC	09/22/05	300,000	100.00	300	276
Monument Park CDO, Ltd.	11/05/10	320,339	96.89	310	319
Nationwide Building Society	02/18/10	2,600,000	99.81	2,595	3,041
Nordea Bank AB	01/11/11	400,000	99.94	400	405
OMX Timber Finance Investments I LLC	03/16/10	7,200,000	98.73	7,108	7,907
RESI Finance, LP	02/26/08	1,128,749	83.18	939	810
RESI Finance, LP	02/26/08	970,724	84.15	817	705
Resix Finance, Ltd. Credit-Linked Notes	01/15/08	1,128,749	72.99	824	511
Resona Bank, Ltd.	09/08/05	600,000	100.02	600	648
Sumitomo Mitsui Banking Corp.	01/06/11	1,200,000	99.95	1,199	1,215
Trip Rail Master Funding LLC	08/30/12	3,657,000	114.57	4,190	4,170
Westpac Banking Corp.	08/12/10	9,600,000	103.22	9,909	10,108

					69,919

For a description of restricted securities see note 9 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	341

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Australia Government 3 Year Treasury Bond Futures (SFE) (Australia)	64	AUD	7,038	12/12	(12)
Euribor Futures (Germany)	21	EUR	5,218	12/14	4
Euro-BUND Futures (Germany)	508	EUR	71,973	12/12	494
Eurodollar Futures (CME)	600	USD	149,527	12/12	28
Eurodollar Futures (CME)	383	USD	95,123	03/15	305
Eurodollar Futures (CME)	568	USD	140,956	06/15	220
Eurodollar Futures (CME)	39	USD	9,669	09/15	53
Eurodollar Futures (CME)	181	USD	44,816	12/15	(30)
Eurodollar Futures (CME)	137	USD	33,878	03/16	(19)
Eurodollar Futures (CME)	19	USD	4,692	06/16	(3)
Eurodollar Futures (CME)	13	USD	3,205	09/16	(2)
United States Treasury 30 Year Bond Futures	1,196	USD	178,578	12/12	(128)
United States Treasury 2 Year Note Futures	1,938	USD	426,996	12/12	(161)
United States Treasury 5 Year Note Futures	1,841	USD	228,744	12/12	234
United States Treasury 10 Year Note Futures	1,747	USD	232,406	12/12	603
United States Treasury Ultra Long-Term Bond Futures	39	USD	6,439	12/12	(25)

Short Positions
Australia Government 10 Year Treasury Bond Futures (SFE) (Australia)	80	AUD	10,025	12/12	19
Canada Government 10 Year Bond Futures (Canada)	255	CAD	34,953	12/12	(248)
Euro-Bobl Futures (Germany)	330	EUR	41,524	12/12	(63)
Euro-BTP Italian Government Bond Futures (Italy)	4	EUR	430	12/12	(—)
Euro-BUXL Futures (Germany)	9	EUR	1,189	12/12	(8)
Euro-OAT Futures (Germany)	203	EUR	27,326	12/12	(152)
Japan Government 10 Year Bond Futures (TSE) (Japan)	31	JPY	4,471,750	12/12	(122)
United Kingdom Long Gilt Bond Futures (UK)	594	GBP	70,769	12/12	977
United States Treasury 30 Year Bond Futures	2	USD	299	12/12	1
United States Treasury 2 Year Note Futures	168	USD	37,015	12/12	15
United States Treasury 5 Year Note Futures	770	USD	95,590	12/12	(88)
United States Treasury 10 Year Note Futures	2,439	USD	324,211	12/12	(518)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					1,374

See accompanying notes which are an integral part of the financial statements.

342	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Options Written	Call/Put	Number of Contracts	Strike Price	Notional Amount		Expiration Date	Fair Value $

Inflationary Floor Options	Call	1	0.00	USD	8,490	11/23/20	(19)
Inflationary Floor Options	Put	1	0.00	USD	1,300	03/10/20	(3)
Inflationary Floor Options	Put	1	0.00	USD	3,600	03/12/20	(6)
Inflationary Floor Options	Put	1	0.00	USD	8,800	04/07/20	(14)
Inflationary Floor Options	Put	1	0.00	USD	3,300	09/29/20	(4)

Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD 0.750%	Call	1	0.00		9,200	02/19/13	(17)
USD Three Month LIBOR/USD 0.750%	Call	1	0.00		24,800	03/18/13	(50)
USD Three Month LIBOR/USD 0.750%	Call	1	0.00		9,100	03/18/13	(19)
USD Three Month LIBOR/USD 0.900%	Call	2	0.00		2,700	01/21/13	(8)
USD Three Month LIBOR/USD 1.150%	Call	1	0.00		6,300	11/19/12	(10)
USD 0.920%/USD Three Month LIBOR	Put	2	0.00		69,000	11/14/12	(—)
USD 1.000%/USD Three Month LIBOR	Put	1	0.00		23,800	11/19/12	(—)
USD 1.100%/USD Three Month LIBOR	Put	2	0.00		2,700	01/21/13	(11)
USD 1.200%/USD Three Month LIBOR	Put	1	0.00		9,200	02/19/13	(18)
USD 1.200%/USD Three Month LIBOR	Put	3	0.00		52,100	03/18/13	(139)
USD 1.200%/USD Three Month LIBOR	Put	1	0.00		11,700	03/18/13	(31)
USD 1.200%/USD Three Month LIBOR	Put	1	0.00		17,100	07/11/13	(6)
USD 1.400%/USD Three Month LIBOR	Put	2	0.00		5,400	03/18/13	(8)
USD 1.550%/USD Three Month LIBOR	Put	1	0.00		6,300	11/19/12	(2)
USD 1.750%/USD Three Month LIBOR	Put	1	0.00		26,800	11/19/12	(—)
USD 1.750%/USD Three Month LIBOR	Put	1	0.00		21,600	05/30/13	(29)
USD 2.000%/USD Three Month LIBOR	Put	1	0.00		8,700	03/18/13	(3)
USD 2.250%/USD Three Month LIBOR	Put	1	0.00		24,700	05/28/13	(1)
United States Treasury 30 Year Bond Futures	Put	450	145.00	USD	450	11/23/12	(169)
United States Treasury 10 Year Note Futures	Put	225	130.00	USD	225	11/23/12	(21)
United States Treasury 10 Year Note Futures	Put	225	130.50	USD	225	11/23/12	(28)

Total Liability for Options Written (premiums received $2,820)							(616)

Transactions in options written contracts for the period ended October 31, 2012 were as follows:

	Number of Contracts	Premiums Received

Outstanding October 31, 2011	210	$5,837
Opened	6,692	8,771
Closed	(5,953)	(11,260)
Expired	(20)	(528)

Outstanding October 31, 2012	929	$2,820

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	343

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	66,552	AUD	64,130	11/16/12	(55)
Bank of America	USD	1,527	CAD	1,515	11/30/12	(10)
Bank of America	USD	728	JPY	58,050	11/30/12	(1)
Bank of America	USD	530	RUB	18,040	05/08/13	27
Bank of America	CLP	305,000	USD	630	11/30/12	(1)
Bank of America	JPY	470,000	USD	5,990	11/26/12	101
Bank of America	MXN	30,904	USD	2,356	12/04/12	3
Bank of America	SGD	4,200	USD	3,432	11/30/12	(11)
Bank of America	ZAR	13,770	USD	1,558	11/30/12	(23)
Bank of Montreal	USD	1,357	CAD	1,345	11/30/12	(11)
Barclays Bank PLC	USD	385	BRL	780	11/05/12	(1)
Barclays Bank PLC	USD	859	BRL	1,759	12/04/12	4
Barclays Bank PLC	USD	345	GBP	215	11/30/12	2
Barclays Bank PLC	USD	38,865	JPY	3,100,172	11/16/12	(26)
Barclays Bank PLC	USD	939	KRW	1,037,510	11/30/12	11
Barclays Bank PLC	USD	18	MXN	239	12/03/12	(—)
Barclays Bank PLC	USD	311	TWD	9,095	11/30/12	—
Barclays Bank PLC	AUD	7,821	USD	8,072	12/04/12	(26)
Barclays Bank PLC	CAD	3,174	USD	3,173	12/04/12	(3)
Barclays Bank PLC	EUR	930	USD	1,203	11/30/12	(3)
Barclays Bank PLC	GBP	310	USD	499	11/30/12	(1)
Barclays Bank PLC	GBP	805	USD	1,288	11/30/12	(11)
Barclays Bank PLC	JPY	923,088	USD	11,710	11/16/12	146
Barclays Bank PLC	JPY	118,061	USD	1,506	12/10/12	26
Barclays Bank PLC	JPY	366,119	USD	4,673	12/10/12	85
Barclays Bank PLC	JPY	1,290,000	USD	16,360	12/10/12	195
Barclays Bank PLC	KRW	476,600	USD	431	11/30/12	(5)
Barclays Bank PLC	RUB	49,700	USD	1,452	05/08/13	(85)
Barclays Bank PLC	TWD	21,500	USD	735	11/30/12	(1)
BNP Paribas SA	USD	302	COP	550,400	11/30/12	(2)
BNP Paribas SA	USD	1,618	ILS	6,250	11/30/12	(10)
BNP Paribas SA	USD	607	RUB	19,160	11/30/12	1
BNP Paribas SA	TRY	1,525	USD	841	11/30/12	(7)
Citibank	USD	152	CAD	149	12/20/12	(3)
Citibank	USD	79,558	EUR	61,530	11/02/12	194
Citibank	USD	493	EUR	380	11/30/12	(1)
Citibank	USD	2,297	EUR	1,765	11/30/12	(9)
Citibank	USD	2,472	EUR	1,915	12/04/12	11
Citibank	USD	255	SEK	1,706	11/30/12	2
Citibank	USD	849	SEK	5,685	11/30/12	7
Citibank	CAD	13,390	USD	13,430	11/16/12	27
Citibank	CAD	15,739	USD	16,250	12/20/12	507
Citibank	EUR	42,480	USD	55,006	11/02/12	(54)
Citibank	EUR	197	USD	254	11/30/12	(1)
Citibank	EUR	655	USD	845	11/30/12	(4)
Citibank	EUR	61,530	USD	79,580	12/04/12	(195)
Citibank	GBP	1,035	USD	1,669	11/30/12	(2)
Citibank	JPY	640,000	USD	8,090	11/19/12	72
Citibank	NOK	7,310	USD	1,281	11/30/12	(—)
Commonwealth Bank of Australia	AUD	915	USD	947	11/30/12	(1)
Credit Suisse First Boston	USD	440	PLN	1,415	11/30/12	2
Credit Suisse First Boston	USD	408	RUB	13,710	05/08/13	15
Credit Suisse First Boston	USD	531	RUB	17,950	05/08/13	24

See accompanying notes which are an integral part of the financial statements.

344	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
Credit Suisse First Boston	USD	65,781	SEK	440,101	11/16/12	543
Credit Suisse First Boston	NOK	3,480	USD	605	11/30/12	(5)
Credit Suisse First Boston	SEK	28,661	USD	4,260	11/16/12	(59)
Credit Suisse First Boston	SEK	3,390	USD	506	11/30/12	(4)
Deutsche Bank AG	USD	3,979	CAD	3,953	11/30/12	(24)
Deutsche Bank AG	USD	413	GBP	257	11/30/12	2
Deutsche Bank AG	USD	1,279	GBP	795	11/30/12	4
Deutsche Bank AG	USD	60	MXN	769	12/03/12	(1)
Deutsche Bank AG	USD	101	MXN	1,320	12/03/12	(1)
Deutsche Bank AG	USD	103	MXN	1,332	12/03/12	(2)
Deutsche Bank AG	USD	353	MXN	4,549	12/03/12	(7)
Deutsche Bank AG	AUD	56,257	USD	57,624	11/16/12	(709)
Deutsche Bank AG	CAD	5,187	USD	5,317	12/20/12	129
Deutsche Bank AG	CAD	8,985	USD	9,195	12/20/12	208
Deutsche Bank AG	EUR	17,591	USD	22,658	11/02/12	(142)
Deutsche Bank AG	EUR	318	USD	410	11/30/12	(2)
Deutsche Bank AG	EUR	882	USD	1,141	11/30/12	(2)
Deutsche Bank AG	EUR	986	USD	1,278	11/30/12	(—)
Deutsche Bank AG	JPY	1,187,793	USD	14,912	11/16/12	31
Deutsche Bank AG	MXN	21,474	USD	1,624	12/03/12	(11)
Goldman Sachs	USD	383	BRL	780	11/05/12	1
Goldman Sachs	USD	424	BRL	860	11/05/12	(—)
Goldman Sachs	USD	838	BRL	1,717	12/04/12	4
Goldman Sachs	USD	413	CAD	410	11/30/12	(2)
Goldman Sachs	USD	9,954	EUR	7,680	11/02/12	1
Goldman Sachs	USD	356	EUR	275	11/30/12	1
Goldman Sachs	USD	7,926	GBP	4,941	11/02/12	47
Goldman Sachs	USD	424	JPY	33,800	11/30/12	(—)
Goldman Sachs	USD	375	MXN	4,849	12/03/12	(6)
Goldman Sachs	USD	375	MXN	4,850	12/03/12	(6)
Goldman Sachs	USD	1,099	NOK	6,330	11/30/12	10
Goldman Sachs	USD	664	SEK	4,442	11/16/12	5
Goldman Sachs	USD	593	SEK	3,970	11/30/12	5
Goldman Sachs	USD	672	TRY	1,210	11/30/12	1
Goldman Sachs	BRL	785	USD	385	11/05/12	(2)
Goldman Sachs	CAD	13,443	USD	13,500	11/16/12	44
Goldman Sachs	GBP	370	USD	597	11/30/12	(—)
Goldman Sachs	GBP	4,941	USD	7,925	12/04/12	(47)
Goldman Sachs	JPY	938,138	USD	11,766	11/16/12	13
Goldman Sachs	NZD	675	USD	548	11/30/12	(6)
HSBC Bank PLC	USD	800	BRL	1,636	12/04/12	2
HSBC Bank PLC	USD	200	BRL	411	02/04/13	(—)
HSBC Bank PLC	USD	1,000	BRL	2,056	02/04/13	(—)
HSBC Bank PLC	USD	5,801	BRL	11,976	02/04/13	23
HSBC Bank PLC	USD	11,404	EUR	8,750	11/02/12	(63)
HSBC Bank PLC	USD	669	GBP	415	11/02/12	—
HSBC Bank PLC	USD	614	MXN	7,945	12/03/12	(9)
HSBC Bank PLC	BRL	11,976	USD	5,847	12/04/12	(25)
HSBC Bank PLC	EUR	14	USD	18	11/02/12	—
HSBC Bank PLC	GBP	5,356	USD	8,671	11/02/12	28
HSBC Bank PLC	MXN	1,530	USD	113	11/15/12	(4)
JPMorgan Chase Bank	USD	162,825	AUD	157,413	11/01/12	578
JPMorgan Chase Bank	USD	16,801	BRL	34,056	11/01/12	(33)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	345

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
JPMorgan Chase Bank	USD	100	BRL	204	12/04/12	—
JPMorgan Chase Bank	USD	42,798	CHF	39,852	02/01/13	57
JPMorgan Chase Bank	USD	28,870	COP	52,573,000	11/01/12	(170)
JPMorgan Chase Bank	USD	16,305	COP	29,989,522	02/01/13	(98)
JPMorgan Chase Bank	USD	23,516	CZK	456,039	11/01/12	46
JPMorgan Chase Bank	USD	350	EUR	271	11/01/12	1
JPMorgan Chase Bank	USD	3,581	EUR	2,744	11/01/12	(25)
JPMorgan Chase Bank	USD	3,944	EUR	3,081	11/01/12	49
JPMorgan Chase Bank	USD	27,455	EUR	22,265	11/01/12	1,404
JPMorgan Chase Bank	USD	75,578	EUR	58,555	11/01/12	318
JPMorgan Chase Bank	USD	55,569	GBP	35,370	11/01/12	1,509
JPMorgan Chase Bank	USD	454	GBP	283	11/30/12	2
JPMorgan Chase Bank	USD	56,727	GBP	35,370	02/01/13	335
JPMorgan Chase Bank	USD	40,195	IDR	387,080,000	11/01/12	105
JPMorgan Chase Bank	USD	1,131	INR	61,350	11/30/12	3
JPMorgan Chase Bank	USD	4,116	INR	222,973	11/30/12	6
JPMorgan Chase Bank	USD	24,325	JPY	1,938,920	11/01/12	(37)
JPMorgan Chase Bank	USD	841	JPY	67,060	11/30/12	(1)
JPMorgan Chase Bank	USD	1,269	JPY	101,220	11/30/12	(—)
JPMorgan Chase Bank	USD	1,271	JPY	101,500	11/30/12	1
JPMorgan Chase Bank	USD	28,935	KRW	33,463,000	11/01/12	1,748
JPMorgan Chase Bank	USD	14,899	KRW	16,529,389	02/01/13	185
JPMorgan Chase Bank	USD	30,355	KRW	33,463,000	02/01/13	183
JPMorgan Chase Bank	USD	11,986	MXN	156,837	02/01/13	(115)
JPMorgan Chase Bank	USD	28,214	MYR	90,300	11/01/12	1,431
JPMorgan Chase Bank	USD	15,586	MYR	47,910	02/04/13	37
JPMorgan Chase Bank	USD	29,368	MYR	90,300	02/04/13	79
JPMorgan Chase Bank	USD	28,259	NOK	172,390	11/01/12	1,978
JPMorgan Chase Bank	USD	678	NOK	3,910	11/30/12	7
JPMorgan Chase Bank	USD	29,455	NOK	169,494	02/01/13	176
JPMorgan Chase Bank	USD	29,791	NOK	172,390	02/01/13	346
JPMorgan Chase Bank	USD	87,185	NZD	106,421	11/01/12	335
JPMorgan Chase Bank	USD	27,688	PLN	93,909	11/02/12	1,726
JPMorgan Chase Bank	USD	29,962	PLN	96,340	11/02/12	214
JPMorgan Chase Bank	USD	1,722	PLN	5,501	12/04/12	(5)
JPMorgan Chase Bank	USD	16,746	RUB	525,820	11/01/12	18
JPMorgan Chase Bank	USD	29,134	SEK	202,375	11/01/12	1,377
JPMorgan Chase Bank	USD	597	SEK	3,979	11/30/12	3
JPMorgan Chase Bank	USD	2,655	SEK	17,780	11/30/12	24
JPMorgan Chase Bank	USD	29,079	SEK	194,572	02/01/13	180
JPMorgan Chase Bank	USD	30,241	SEK	202,375	02/01/13	191
JPMorgan Chase Bank	USD	17,355	TRY	31,318	11/01/12	116
JPMorgan Chase Bank	USD	27,747	ZAR	231,675	11/01/12	(1,028)
JPMorgan Chase Bank	USD	940	ZAR	8,341	02/01/13	10
JPMorgan Chase Bank	USD	26,294	ZAR	231,675	02/01/13	71
JPMorgan Chase Bank	AUD	346	USD	358	11/01/12	(1)
JPMorgan Chase Bank	AUD	609	USD	628	11/01/12	(4)
JPMorgan Chase Bank	AUD	156,458	USD	161,922	11/01/12	(490)
JPMorgan Chase Bank	AUD	20,789	USD	21,330	02/01/13	(96)
JPMorgan Chase Bank	AUD	157,413	USD	161,634	02/01/13	(606)
JPMorgan Chase Bank	BRL	34,056	USD	16,419	11/01/12	(349)
JPMorgan Chase Bank	BRL	14,940	USD	7,263	02/01/13	(5)
JPMorgan Chase Bank	BRL	34,056	USD	16,582	02/01/13	14

See accompanying notes which are an integral part of the financial statements.

346	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
JPMorgan Chase Bank	CAD	29,985	USD	30,191	02/01/13	228
JPMorgan Chase Bank	CLP	8,684,945	USD	17,861	02/01/13	30
JPMorgan Chase Bank	COP	52,573,000	USD	28,766	11/01/12	65
JPMorgan Chase Bank	COP	52,573,000	USD	28,495	02/01/13	83
JPMorgan Chase Bank	CZK	456,039	USD	22,193	11/01/12	(1,369)
JPMorgan Chase Bank	CZK	14,350	USD	747	11/30/12	5
JPMorgan Chase Bank	CZK	456,039	USD	23,521	02/01/13	(48)
JPMorgan Chase Bank	EUR	39,510	GBP	31,848	11/16/12	175
JPMorgan Chase Bank	EUR	2,000	USD	2,486	11/01/12	(106)
JPMorgan Chase Bank	EUR	84,916	USD	104,713	11/01/12	(5,351)
JPMorgan Chase Bank	EUR	17,998	USD	23,235	11/02/12	(93)
JPMorgan Chase Bank	EUR	349	USD	450	11/30/12	(2)
JPMorgan Chase Bank	EUR	458	USD	593	11/30/12	(1)
JPMorgan Chase Bank	EUR	7,158	USD	9,233	12/04/12	(48)
JPMorgan Chase Bank	EUR	695	USD	902	02/01/13	—
JPMorgan Chase Bank	EUR	58,555	USD	75,647	02/01/13	(318)
JPMorgan Chase Bank	GBP	35,370	USD	56,741	11/01/12	(337)
JPMorgan Chase Bank	HUF	66,700	USD	306	11/30/12	2
JPMorgan Chase Bank	IDR	387,080,000	USD	40,002	11/01/12	(298)
JPMorgan Chase Bank	IDR	387,080,000	USD	39,672	02/01/13	(155)
JPMorgan Chase Bank	ILS	3,930	USD	1,008	11/30/12	(3)
JPMorgan Chase Bank	JPY	1,938,920	USD	24,828	11/01/12	539
JPMorgan Chase Bank	JPY	1,059,251	USD	13,337	11/16/12	67
JPMorgan Chase Bank	JPY	1,780,534	USD	22,682	11/16/12	375
JPMorgan Chase Bank	JPY	100,590	USD	1,264	11/30/12	4
JPMorgan Chase Bank	JPY	696,980	USD	8,757	12/04/12	24
JPMorgan Chase Bank	JPY	640,000	USD	8,117	12/10/12	97
JPMorgan Chase Bank	JPY	81,515	USD	1,023	02/01/13	1
JPMorgan Chase Bank	JPY	1,938,920	USD	24,349	02/01/13	38
JPMorgan Chase Bank	KRW	33,463,000	USD	30,496	11/01/12	(187)
JPMorgan Chase Bank	MXN	231,567	USD	17,695	02/01/13	167
JPMorgan Chase Bank	MYR	90,300	USD	29,510	11/01/12	(136)
JPMorgan Chase Bank	NOK	172,390	USD	29,890	11/01/12	(347)
JPMorgan Chase Bank	NOK	171,763	USD	29,725	02/01/13	(302)
JPMorgan Chase Bank	NZD	728	USD	583	11/01/12	(15)
JPMorgan Chase Bank	NZD	105,693	USD	84,708	11/01/12	(2,214)
JPMorgan Chase Bank	NZD	1,145	USD	941	11/30/12	1
JPMorgan Chase Bank	NZD	1,560	USD	1,278	11/30/12	(2)
JPMorgan Chase Bank	NZD	14,906	USD	12,204	02/01/13	17
JPMorgan Chase Bank	NZD	23,790	USD	19,261	02/01/13	(189)
JPMorgan Chase Bank	NZD	106,421	USD	86,652	02/01/13	(357)
JPMorgan Chase Bank	PEN	46,745	USD	17,958	02/01/13	9
JPMorgan Chase Bank	PLN	11,234	USD	3,535	11/02/12	17
JPMorgan Chase Bank	PLN	82,623	USD	24,799	11/02/12	(1,080)
JPMorgan Chase Bank	PLN	96,392	USD	30,091	11/02/12	(100)
JPMorgan Chase Bank	PLN	3,165	USD	986	11/30/12	(2)
JPMorgan Chase Bank	PLN	90,711	USD	28,092	02/01/13	(43)
JPMorgan Chase Bank	PLN	96,340	USD	29,660	02/01/13	(221)
JPMorgan Chase Bank	RUB	525,820	USD	15,814	11/01/12	(950)
JPMorgan Chase Bank	RUB	525,820	USD	16,493	02/01/13	(29)
JPMorgan Chase Bank	SEK	202,375	USD	30,317	11/01/12	(193)
JPMorgan Chase Bank	SEK	15,520	USD	2,318	11/30/12	(20)
JPMorgan Chase Bank	SGD	36,866	USD	30,114	02/01/13	(109)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	347

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
JPMorgan Chase Bank	TRY	31,318	USD	16,961	11/01/12	(511)
JPMorgan Chase Bank	TRY	905	USD	499	11/30/12	(4)
JPMorgan Chase Bank	TRY	31,318	USD	17,144	02/01/13	(120)
JPMorgan Chase Bank	ZAR	231,675	USD	26,648	11/01/12	(72)
Morgan Stanley & Co., Inc.	USD	300	BRL	614	12/04/12	1
Morgan Stanley & Co., Inc.	USD	422	BRL	860	12/04/12	(—)
Morgan Stanley & Co., Inc.	USD	1,600	BRL	3,284	12/04/12	10
Morgan Stanley & Co., Inc.	USD	363	MXN	4,720	11/30/12	(3)
Morgan Stanley & Co., Inc.	USD	24	MXN	322	12/03/12	—
Morgan Stanley & Co., Inc.	USD	500	MXN	6,456	12/03/12	(8)
Morgan Stanley & Co., Inc.	USD	500	MXN	6,460	12/03/12	(8)
Morgan Stanley & Co., Inc.	USD	1,609	NOK	9,220	11/30/12	7
Morgan Stanley & Co., Inc.	USD	850	SEK	5,670	11/30/12	4
Morgan Stanley & Co., Inc.	BRL	780	USD	383	11/05/12	(1)
Morgan Stanley & Co., Inc.	BRL	860	USD	424	11/05/12	—
Morgan Stanley & Co., Inc.	EUR	10,803	USD	14,045	11/30/12	39
Morgan Stanley & Co., Inc.	NZD	2,020	USD	1,660	11/30/12	2
National Australia Bank Limited	USD	425	GBP	265	11/30/12	2
National Australia Bank Limited	USD	10,693	NZD	13,203	11/30/12	145
National Australia Bank Limited	EUR	328	USD	423	11/30/12	(2)
National Australia Bank Limited	NZD	490	USD	402	11/30/12	(—)
Royal Bank of Canada	USD	400	CAD	400	11/30/12	—
Royal Bank of Canada	USD	9,170	CAD	9,125	11/30/12	(39)
Royal Bank of Canada	AUD	8,000	USD	8,259	11/16/12	(37)
Royal Bank of Canada	CAD	13,199	USD	13,230	11/16/12	19
Royal Bank of Canada	CAD	545	USD	549	11/30/12	4
Royal Bank of Canada	CAD	750	USD	756	11/30/12	5
Royal Bank of Canada	CAD	1,180	USD	1,189	11/30/12	8
Royal Bank of Canada	CAD	11,928	USD	11,987	11/30/12	51
Royal Bank of Canada	JPY	380,962	USD	4,800	11/16/12	27
Royal Bank of Canada	JPY	42,100	USD	528	11/30/12	1
Royal Bank of Canada	MXN	15,710	USD	1,206	11/30/12	10
Royal Bank of Canada	SEK	52,627	USD	8,000	11/16/12	69
Royal Bank of Scotland PLC	CAD	3,746	USD	3,853	12/20/12	106
Royal Bank of Scotland PLC	SEK	49,914	USD	7,420	11/16/12	(102)
State Street Bank & Trust Co.	USD	841	JPY	67,060	11/30/12	(1)
State Street Bank & Trust Co.	EUR	980	USD	1,273	11/30/12	3
State Street Bank & Trust Co.	JPY	60,333	USD	756	11/30/12	(—)
UBS AG	USD	386	BRL	785	11/05/12	(—)
UBS AG	USD	2,200	BRL	4,496	12/04/12	5
UBS AG	USD	100	BRL	206	02/04/13	(—)
UBS AG	USD	400	BRL	822	02/04/13	(—)
UBS AG	USD	341	CAD	340	11/30/12	(1)
UBS AG	USD	385	CAD	385	11/30/12	(—)
UBS AG	USD	842	CAD	835	11/30/12	(6)
UBS AG	USD	1,003	CLP	486,100	11/30/12	4
UBS AG	USD	159	EUR	123	11/02/12	—
UBS AG	USD	1,696	EUR	1,305	11/30/12	(4)
UBS AG	USD	410	GBP	255	11/30/12	2
UBS AG	USD	728	JPY	58,050	11/30/12	(1)
UBS AG	USD	840	JPY	67,060	11/30/12	—
UBS AG	USD	847	JPY	67,600	11/30/12	—
UBS AG	USD	124	MXN	1,596	12/03/12	(3)

See accompanying notes which are an integral part of the financial statements.

348	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
UBS AG	USD	300	MXN	3,872	12/03/12	(5)
UBS AG	USD	348	MXN	4,507	12/03/12	(4)
UBS AG	USD	375	MXN	4,846	12/03/12	(6)
UBS AG	USD	375	MXN	4,849	12/03/12	(6)
UBS AG	USD	500	MXN	6,458	12/03/12	(8)
UBS AG	USD	5,028	MXN	65,000	12/03/12	(78)
UBS AG	USD	467	PLN	1,480	01/31/13	(8)
UBS AG	AUD	415	USD	430	11/30/12	(—)
UBS AG	BRL	5	USD	2	11/05/12	(—)
UBS AG	BRL	780	USD	382	11/05/12	(2)
UBS AG	BRL	1,734	USD	838	12/04/12	(13)
UBS AG	CAD	750	USD	755	11/30/12	5
UBS AG	CHF	1,580	USD	1,698	11/30/12	1
UBS AG	COP	625,400	USD	340	11/30/12	(1)
UBS AG	COP	1,160,100	USD	634	11/30/12	3
UBS AG	EUR	11,910	GBP	9,599	11/16/12	51
UBS AG	EUR	131	USD	170	11/16/12	(—)
UBS AG	EUR	315	USD	406	11/30/12	(2)
UBS AG	JPY	790,000	USD	10,060	11/26/12	163
UBS AG	NOK	4,800	USD	837	11/30/12	(4)
UBS AG	NOK	9,707	USD	1,687	11/30/12	(14)
UBS AG	SEK	311,344	USD	46,551	11/16/12	(369)
UBS AG	SGD	1,045	USD	855	11/30/12	(2)
Westpac Banking Corp.	USD	369	NZD	450	11/30/12	1
Westpac Banking Corp.	AUD	1,424	USD	1,467	11/30/12	(8)
Westpac Banking Corp.	GBP	4,353	USD	6,978	11/30/12	(46)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(770)

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	349

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Index Swap Contracts
Fund Receives Underlying Security	Counterparty	Notional Amount		Terms	Termination Date	Fair Value $

Barclays Capital U.S. Aggregate Bond Index	Bank of America Merrill Lynch	USD	15,412	1 Month LIBOR plus 0.100%	02/28/13	—
Barclays Capital U.S. Aggregate Bond Index	Bank of America Merrill Lynch	USD	25,000	1 Month LIBOR plus 0.130%	02/28/13	41
Barclays Capital U.S. Aggregate Bond Index	Bank of America Merrill Lynch	USD	50,813	1 Month LIBOR plus 0.050%	03/01/13	86
Barclays Capital U.S. Aggregate Bond Index	Barclays Bank PLC	USD	50,812	1 Month LIBOR minus 0.100%	05/31/13	92
Barclays Capital U.S. Aggregate Bond Index	Barclays Bank PLC	USD	61,084	1 Month LIBOR plus 0.200%	09/01/13	95
Barclays Capital U.S. Aggregate Bond Index	Barclays Bank PLC	USD	115,158	1 Month LIBOR plus 0.140%	09/01/13	186
Barclays Capital U.S. Aggregate Bond Index	Barclays Bank PLC	USD	125,172	1 Month LIBOR plus 0.165%	09/01/13	199
Barclays Capital U.S. Aggregate Bond Index	Barclays Bank PLC	USD	75,000	1 Month LIBOR plus 0.149%	09/30/13	120
Barclays Capital U.S. Aggregate Bond Index	Barclays Bank PLC	USD	27,000	1 Month LIBOR plus 0.100%	10/31/13	—

Total Fair Value of Open Index Swap Contracts Premiums Paid (Received) - $ — (å)						819

Interest Rate Swap Contracts
Counter party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Fair Value $

Barclays Bank PLC	MXN	54,800	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	42
Barclays Bank PLC	MXN	25,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	7
Barclays Bank PLC	USD	3,845	Three Month LIBOR	2.481%	11/15/27	(90)
Barclays Bank PLC	USD	3,860	Three Month LIBOR	2.417%	11/15/27	(53)
Citibank	USD	7,680	Three Month LIBOR	2.714%	08/15/42	(226)
Credit Suisse First Boston	USD	12,500	Three Month LIBOR	2.750%	06/20/42	(553)
Goldman Sachs	USD	27,300	1.500%	Three Month LIBOR	03/18/16	190
Goldman Sachs	USD	16,100	Three Month LIBOR	0.850%	10/15/17	(37)
Goldman Sachs	USD	22,200	1.000%	Federal Fund Effective Rate - 1 Year	10/15/17	(20)
Goldman Sachs	USD	13,800	Three Month LIBOR	2.500%	12/19/42	344
HSBC	MXN	4,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	1
HSBC	MXN	5,300	5.500%	Mexico Interbank 28 Day Deposit Rate	09/02/22	(13)
JPMorgan	USD	60,000	1.311%	Three Month LIBOR	10/24/19	348
JPMorgan	HKD	234,000	Three Month LIBOR	1.085%	10/25/19	(76)
JPMorgan	SGD	37,000	Singapore Swap Offer Rate	1.315%	10/30/19	(14)
JPMorgan	USD	60,000	1.501%	Three Month LIBOR	10/26/20	414
Morgan Stanley	MXN	5,700	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	4
Morgan Stanley	MXN	163,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	43
Morgan Stanley	USD	6,100	1.000%	Twelve Month LIBOR	10/15/17	(5)
Morgan Stanley	MXN	5,100	6.350%	Mexico Interbank 28 Day Deposit Rate	06/02/21	14
Morgan Stanley	MXN	7,600	5.500%	Mexico Interbank 28 Day Deposit Rate	09/02/22	(19)

Total Fair Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $761 (å)						301

See accompanying notes which are an integral part of the financial statements.

350	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Fair Value $

Bank of America Corp.	Deutsche Bank	0.731%	USD	5,300	1.000%	09/20/14	38
Berkshire Hathaway, Inc.	Deutsche Bank	0.428%	USD	17,100	1.000%	03/20/13	54
Citigroup	Deutsche Bank	0.692%	USD	700	1.000%	09/20/14	5
GE Capital Corp.	Citibank	0.354%	USD	600	4.800%	12/20/13	35
GE Capital Corp.	Morgan Stanley	1.025%	USD	900	1.000%	06/20/16	1
MetLife, Inc.	Deutsche Bank	0.376%	USD	8,500	2.050%	03/20/13	73
MetLife, Inc.	UBS	0.376%	USD	8,500	2.050%	03/20/13	73
Morgan Stanley	Credit Suisse First Boston	0.667%	USD	2,100	1.000%	06/20/13	5
Morgan Stanley	Deutsche Bank	0.667%	USD	1,100	1.000%	06/20/13	3
Prudential Financial, Inc.	Deutsche Bank	0.301%	USD	8,500	2.300%	03/20/13	84
Prudential Financial, Inc.	UBS	0.301%	USD	8,500	2.300%	03/20/13	84
Prudential Financial, Inc.	Deutsche Bank	0.967%	USD	300	1.000%	03/20/16	1

Total Fair Value on Open Corporate Issues Premiums Paid (Received) - ($213)							456

Credit Indices
Reference Entity	Counterparty	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Fair Value $

CMBX AJ Index	Credit Suisse First Boston	USD	5,700	0.080%		12/13/49	(345)
CMBX AJ Index	Credit Suisse First Boston	USD	3,300	0.350%		02/15/51	(169)
CMBX AJ Index	Credit Suisse First Boston	USD	375	0.080%		12/13/49	(23)
CMBX AJ Index	Credit Suisse First Boston	USD	3,525	0.070%		03/15/49	(142)
CMBX AJ Index	Goldman Sachs	USD	225	0.070%		03/15/49	(9)
CMBX AJ Index	JPMorgan	USD	3,100	0.350%		02/15/51	(159)
CMBX AJ Index	JPMorgan	USD	1,400	0.080%		12/13/49	(85)
CMBX AJ Index	Morgan Stanley	USD	1,400	0.080%		12/13/49	(85)
CMBX AJ Index	UBS	USD	555	(0.500%	)	02/17/51	84
CMBX AJ Index	UBS	USD	1,120	(0.500%	)	02/17/51	170
Dow Jones CDX Index	Barclays Bank PLC	USD	15,100	5.000%		06/20/15	1,307
Dow Jones CDX Index	Credit Suisse First Boston	USD	500	5.000%		06/20/15	43
Dow Jones CDX Index	Credit Suisse First Boston	USD	7,722	(5.000%	)	06/20/17	(58)
Dow Jones CDX Index	Deutsche Bank	USD	1,350	0.530%		06/20/13	6
Dow Jones CDX Index	Deutsche Bank	USD	9,163	0.708%		12/20/12	17
Dow Jones CDX Index	Deutsche Bank	USD	1,300	5.000%		06/20/15	113
Dow Jones CDX Index	Goldman Sachs	USD	7,600	1.120%		12/20/12	22
Dow Jones CDX Index	Goldman Sachs	USD	200	5.000%		06/20/15	17
Dow Jones CDX Index	Goldman Sachs	USD	126,000	(1.000%	)	06/20/17	(768)
Dow Jones CDX Index	HSBC	USD	3,600	5.000%		06/20/15	312
Dow Jones CDX Index	JPMorgan	USD	1,447	0.553%		12/20/17	25
Dow Jones CDX Index	JPMorgan	USD	36,000	1.000%		12/20/17	53
Dow Jones CDX Index	JPMorgan	USD	2,000	1.120%		12/20/12	6
Dow Jones CDX Index	Merrill Lynch	USD	18,800	1.640%		12/20/12	78
Dow Jones CDX Index	Merrill Lynch	USD	18,800	1.580%		12/20/12	76
Dow Jones CDX Index	Morgan Stanley	USD	85,000	(1.000%	)	12/20/17	(125)
Dow Jones CDX Index	Morgan Stanley	USD	6,200	5.000%		06/20/15	537
Dow Jones CDX Index	Morgan Stanley	USD	4,800	(5.000%	)	12/20/16	(99)
Dow Jones CDX Index	Pershing	USD	578	0.548%		12/20/17	10
Dow Jones CDX Index	Pershing	USD	1,736	0.463%		06/20/13	6

Total Fair Value on Open Credit Indices Premiums Paid (Received) - $1,294							815

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	351

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Fair Value $

Brazil Government International Bond	UBS	0.309%	USD	4,000	1.190%	08/20/13	39
Brazil Government International Bond	Barclays Bank PLC	0.648%	USD	500	1.000%	06/20/15	6
Brazil Government International Bond	Deutsche Bank	0.648%	USD	500	1.000%	06/20/15	6
Brazil Government International Bond	Deutsche Bank	0.648%	USD	1,300	1.000%	06/20/15	15
Brazil Government International Bond	Goldman Sachs	0.648%	USD	500	1.000%	06/20/15	6
Brazil Government International Bond	Morgan Stanley	0.648%	USD	500	1.000%	06/20/15	6
Brazil Government International Bond	Bank of America	0.688%	USD	1,800	1.000%	09/20/15	20
Brazil Government International Bond	Citibank	0.688%	USD	1,000	1.000%	09/20/15	11
Brazil Government International Bond	HSBC	0.688%	USD	500	1.000%	09/20/15	5
Brazil Government International Bond	JPMorgan	0.688%	USD	1,000	1.000%	09/20/15	11
Brazil Government International Bond	UBS	0.688%	USD	500	1.000%	09/20/15	5
Brazil Government International Bond	Barclays Bank PLC	0.776%	USD	1,700	1.000%	03/20/16	16
Brazil Government International Bond	Citibank	0.824%	USD	9,400	1.000%	06/20/16	79
Brazil Government International Bond	Credit Suisse First Boston	0.824%	USD	6,500	1.000%	06/20/16	54
Brazil Government International Bond	Deutsche Bank	0.824%	USD	1,800	1.000%	06/20/16	15
Brazil Government International Bond	JPMorgan	0.866%	USD	700	1.000%	09/20/16	5
China Government International Bond	Bank of America	0.264%	USD	1,100	1.000%	06/20/15	25
China Government International Bond	Bank of America	0.264%	USD	400	1.000%	06/20/15	9
China Government International Bond	Citibank	0.264%	USD	300	1.000%	06/20/15	7
China Government International Bond	Royal Bank of Scotland	0.264%	USD	800	1.000%	06/20/15	18
China Government International Bond	Barclays Bank PLC	0.367%	USD	700	1.000%	03/20/16	17
China Government International Bond	BNP Paribas	0.367%	USD	300	1.000%	03/20/16	7
China Government International Bond	Barclays Bank PLC	0.414%	USD	12,400	1.000%	06/20/16	305
China Government International Bond	Deutsche Bank	0.454%	USD	400	1.000%	09/20/16	10
China Government International Bond	JPMorgan	0.454%	USD	300	1.000%	09/20/16	7
China Government International Bond	Morgan Stanley	0.454%	USD	300	1.000%	09/20/16	7
China Government International Bond	Deutsche Bank	0.897%	USD	300	1.000%	06/20/17	2
France Government International Bond	Bank of America	0.291%	USD	800	0.250%	03/20/16	—
France Government International Bond	Barclays Bank PLC	0.291%	USD	700	0.250%	03/20/16	—
France Government International Bond	Deutsche Bank	0.291%	USD	300	0.250%	03/20/16	—
France Government International Bond	Morgan Stanley	0.291%	USD	500	0.250%	03/20/16	—
France Government International Bond	Royal Bank of Scotland	0.291%	USD	500	0.250%	03/20/16	—
France Government International Bond	UBS	0.291%	USD	9,800	0.250%	03/20/16	2
France Government International Bond	UBS	0.354%	USD	10,000	0.250%	06/20/16	(22)
France Government International Bond	Barclays Bank PLC	0.409%	USD	200	0.250%	09/20/16	(1)
France Government International Bond	HSBC	0.409%	USD	300	0.250%	09/20/16	(1)
France Government International Bond	UBS	0.409%	USD	200	0.250%	09/20/16	(1)
France Government International Bond	Goldman Sachs	0.457%	USD	7,400	0.250%	12/20/16	(52)
Indonesia Government International Bond	Barclays Bank PLC	0.831%	USD	800	1.000%	06/20/16	8
Indonesia Government International Bond	Barclays Bank PLC	0.831%	USD	800	1.000%	06/20/16	8
Indonesia Government International Bond	Bank of America	0.899%	USD	1,200	1.000%	09/20/16	9
Indonesia Government International Bond	Morgan Stanley	0.899%	USD	3,100	1.000%	09/20/16	23
Indonesia Government International Bond	UBS	0.899%	USD	400	1.000%	09/20/16	3
Japan Government International Bond	Bank of America	0.439%	USD	100	1.000%	03/20/16	2
Japan Government International Bond	Bank of America	0.439%	USD	200	1.000%	03/20/16	4
Japan Government International Bond	JPMorgan	0.439%	USD	700	1.000%	03/20/16	13
Japan Government International Bond	Goldman Sachs	0.487%	USD	1,700	1.000%	06/20/16	31
Kazakhstan Government International Bond	Citibank	1.168%	USD	300	1.000%	03/20/16	(2)
Korea Government International Bond	Deutsche Bank	0.414%	USD	500	1.000%	06/20/16	12
Korea Government International Bond	Deutsche Bank	0.414%	USD	400	1.000%	06/20/16	10
Korea Government International Bond	Bank of America	0.454%	USD	600	1.000%	09/20/16	14
Korea Government International Bond	HSBC	0.454%	USD	400	1.000%	09/20/16	9
Korea Government International Bond	UBS	0.454%	USD	700	1.000%	09/20/16	17
Mexico Government International Bond	Bank of America	0.589%	USD	300	1.000%	09/20/15	4

See accompanying notes which are an integral part of the financial statements.

352	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Fair Value $

Mexico Government International Bond	Citibank	0.589%	USD	700	1.000%	09/20/15	9
Mexico Government International Bond	Barclays Bank PLC	0.674%	USD	5,000	1.000%	03/20/16	61
Mexico Government International Bond	Deutsche Bank	0.674%	USD	3,100	1.000%	03/20/16	38
Mexico Government International Bond	HSBC	0.674%	USD	4,700	1.000%	03/20/16	58
Mexico Government International Bond	JPMorgan	0.674%	USD	2,600	0.920%	03/20/16	25
Mexico Government International Bond	Citibank	0.721%	USD	12,800	1.000%	06/20/16	144
Mexico Government International Bond	Deutsche Bank	0.721%	USD	3,300	1.000%	06/20/16	37
Mexico Government International Bond	Goldman Sachs	0.721%	USD	2,100	1.000%	06/20/16	24
Mexico Government International Bond	Credit Suisse First Boston	0.910%	USD	400	1.000%	06/20/17	2
Mexico Government International Bond	Goldman Sachs	0.910%	USD	700	1.000%	06/20/17	4
United Kingdom Gilt	JPMorgan	0.052%	USD	700	1.000%	03/20/15	17
United Kingdom Gilt	JPMorgan	0.052%	USD	400	1.000%	03/20/15	10
United Kingdom Gilt	Societe Generale	0.052%	USD	2,700	1.000%	03/20/15	64
United Kingdom Gilt	Societe Generale	0.052%	USD	4,000	1.000%	03/20/15	96
United Kingdom Gilt	Deutsche Bank	0.104%	USD	600	1.000%	03/20/16	19
United Kingdom Gilt	Citibank	0.126%	USD	5,700	1.000%	06/20/16	188
United Kingdom Gilt	Morgan Stanley	0.126%	USD	2,100	1.000%	06/20/16	69
United Kingdom Gilt	UBS	0.126%	USD	1,200	1.000%	06/20/16	40

Total Fair Value on Open Sovereign Issues Premiums Paid (Received) - ($2,058)							1,708

Total Fair Value on Open Credit Default Swap Contracts Premiums Paid (Received) - ($977) (å)							2,979

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	353

Russell Investment Company

Russell Strategic Bond Fund

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Long-Term Investments
Asset-Backed Securities	$—	$444,207	$—	$444,207	5.5
Corporate Bonds and Notes	—	1,198,777	24,042	1,222,819	15.2
International Debt	—	429,434	4,016	433,450	5.4
Loan Agreements	—	16,335	—	16,335	0.2
Mortgage-Backed Securities	—	2,580,451	28,865	2,609,316	32.4
Municipal Bonds	—	145,474	—	145,474	1.8
Non-US Bonds	—	533,074	4,017	537,091	6.7
United States Government Agencies	—	93,492	—	93,492	1.2
United States Government Treasuries	—	1,396,490	—	1,396,490	17.3
Common Stocks	5,727	—	—	5,727	0.1
Preferred Stocks	—	—	3,514	3,514	—	*
Options Purchased	98	—	—	98	—	*
Short-Term Investments	—	1,678,252	2,281	1,680,533	20.9
Repurchase Agreements	—	126,600	—	126,600	1.6
Other Securities	—	34,412	—	34,412	0.4

Total Investments	5,825	8,676,998	66,735	8,749,558	108.7

Other Assets and Liabilities, Net					(8.7)

					100.0

Other Financial Instruments
Futures Contracts	1,374	—	—	1,374	—	*
Options Written	(218)	(352)	(46)	(616)	(—	)*
Foreign Currency Exchange Contracts	—	(770)	—	(770)	(—	)*
Index Swaps	—	819	—	819	—	*
Interest Rate Swap Contracts	—	(460)	—	(460)	(—	)*
Credit Default Swap Contracts	—	3,956	—	3,956	—	*

Total Other Financial Instruments**	$1,156	$3,193	$(46)	$4,303

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October 31, 2012 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

354	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Fair Value of Derivative Instruments — October 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$—	$—	$98
Unrealized appreciation on foreign currency exchange contracts	—	20,119	—
Daily variation margin on futures contracts**	—	—	2,953
Index swap contracts, at fair value	—	—	819
Interest rate swap contracts, at fair value	—	—	1,407
Credit default swap contracts, at fair value	5,125	—	—

Total	$5,125	$20,119	$5,277

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts**	$—	$—	$1,579
Unrealized depreciation on foreign currency exchange contracts	—	20,889	—
Options written, at fair value	—	—	616
Interest rate swap contracts, at fair value	—	—	1,106
Credit default swap contracts, at fair value	2,146	—	—

Total	$2,146	$20,889	$3,301

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts
Location: Statement of Operations - Net realized gain (loss)
Investments***	$—	$—	$171
Futures contracts	—	—	50,236
Options written	—	—	9,336
Index swap contracts	—	—	3,934
Interest rate swap contracts	—	—	3,177
Credit default swap contracts	(18,157)	—	—
Foreign currency-related transactions****	—	(17,367)	—

Total	$(18,157)	$(17,367)	$66,854

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****	$—	$—	$(200)
Futures contracts	—	—	(12,169)
Options written	—	—	(1,772)
Index swap contracts	—	—	819
Interest rate swap contracts	—	—	(4,898)
Credit default swap contracts	6,725	—	—
Foreign currency-related transactions******	—	4,624	—

Total	$6,725	$4,624	$(18,220)

*	Fair value of purchased options.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
***	Includes net realized gain (loss) on purchased options as reported in the Schedule of Operations.
****	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*****	Includes net change in unrealized appreciation/depreciation on purchased options as reported in Schedule of Investments.
******	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	355

Russell Investment Company

Russell Strategic Bond Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$8,489,522
Investments, at fair value***, ******	8,749,558
Cash	18,766
Cash (restricted) (a)(b)	6,242
Foreign currency holdings*	6,520
Unrealized appreciation on foreign currency exchange contracts	20,119
Receivables:
Dividends and interest	47,691
Dividends from affiliated Russell funds	124
Investments sold	347,866
Fund shares sold	18,691
Daily variation margin on futures contracts	18,720
Other receivable	955
Prepaid expenses	28
Index swap contracts, at fair value	819
Interest rate swap contracts, at fair value*****	1,407
Credit default swap contracts, at fair value****	5,125

Total assets	9,242,631

Liabilities
Payables:
Due to broker (c)(d)(e)	7,036
Investments purchased	1,097,311
Fund shares redeemed	25,141
Accrued fees to affiliates	4,705
Other accrued expenses	408
Daily variation margin on futures contracts	2,600
Other payable	171
Unrealized depreciation on foreign currency exchange contracts	20,889
Options written, at fair value**	616
Payable upon return of securities loaned	34,412
Interest rate swap contracts, at fair value*****	1,106
Credit default swap contracts, at fair value****	2,146

Total liabilities	1,196,541

Net Assets	$8,046,090

See accompanying notes which are an integral part of the financial statements.

356	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$21,280
Accumulated net realized gain (loss)	159,802
Unrealized appreciation (depreciation) on:
Investments	260,036
Futures contracts	1,374
Options written	2,204
Index swap contracts	819
Interest rate swap contracts	(460)
Credit default swap contracts	3,956
Foreign currency-related transactions	(851)
Other investments	(3,655)
Shares of beneficial interest	7,020
Additional paid-in capital	7,594,565

Net Assets	$8,046,090

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.50
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$11.95
Class A — Net assets	$101,799,260
Class A — Shares outstanding ($.01 par value)	8,853,781
Net asset value per share: Class C(#)	$11.49
Class C — Net assets	$107,159,924
Class C — Shares outstanding ($.01 par value)	9,327,423
Net asset value per share: Class E(#)	$11.42
Class E — Net assets	$164,834,248
Class E — Shares outstanding ($.01 par value)	14,433,346
Net asset value per share: Class I(#)	$11.39
Class I — Net assets	$1,312,828,583
Class I — Shares outstanding ($.01 par value)	115,272,737
Net asset value per share: Class S(#)	$11.53
Class S — Net assets	$3,773,715,557
Class S — Shares outstanding ($.01 par value)	327,289,306
Net asset value per share: Class Y(#)	$11.40
Class Y — Net assets	$2,585,752,859
Class Y — Shares outstanding ($.01 par value)	226,801,113
Amounts in thousands

* Foreign currency holdings — cost	$6,643
** Premiums received on options written	$2,820
*** Securities on loan included in investments	$33,776
**** Credit default swap contracts — premiums paid (received)	$(977)
***** Interest rate swap contracts — premiums paid (received)	$761
****** Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$1,140,741
(a) Cash Collateral for Futures	$2,350
(b) Cash Collateral for Swaps	$3,892
(c) Due to Broker for Swaps	$6,094
(d) Due to Broker for TBAs	$707
(e) Due to Broker for Forwards	$235

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	357

Russell Investment Company

Russell Strategic Bond Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Dividends	$312
Dividends from affiliated Russell funds	1,493
Interest	261,412
Securities lending income	253

Total investment income	263,470

Expenses
Advisory fees	39,830
Administrative fees	3,892
Custodian fees	1,725
Distribution fees - Class A	267
Distribution fees - Class C	774
Transfer agent fees - Class A	199
Transfer agent fees - Class C	193
Transfer agent fees - Class E	297
Transfer agent fees - Class I	1,414
Transfer agent fees - Class S	6,563
Transfer agent fees - Class Y	120
Professional fees	425
Registration fees	243
Shareholder servicing fees - Class C	258
Shareholder servicing fees - Class E	397
Trustees’ fees	175
Printing fees	64
Miscellaneous	207

Expenses before reductions	57,043
Expense reductions	(1,085)

Net expenses	55,958

Net investment income (loss)	207,512

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	150,641
Futures contracts	50,236
Options written	9,336
Index swap contracts	3,934
Interest rate swap contracts	3,177
Credit default swap contracts	(18,157)
Foreign currency-related transactions	(17,013)

Net realized gain (loss)	182,154

Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	271,859
Futures contracts	(12,169)
Options written	(1,772)
Index swap contracts	819
Interest rate swap contracts	(4,898)
Credit default swap contracts	6,725
Investment matured	14,693
Foreign currency-related transactions	4,038
Other investments	(1,790)

Net change in unrealized appreciation (depreciation)	277,505

Net realized and unrealized gain (loss)	459,659

Net Increase (Decrease) in Net Assets from Operations	$667,171

See accompanying notes which are an integral part of the financial statements.

358	Russell Strategic Bond Fund

Russell Investment Company

Russell Strategic Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$207,512	$244,207
Net realized gain (loss)	182,154	58,162
Net change in unrealized appreciation (depreciation)	277,505	(60,791)

Net increase (decrease) in net assets from operations	667,171	241,578

Distributions
From net investment income
Class A	(2,447)	(2,350)
Class C	(1,582)	(2,335)
Class E	(3,650)	(4,721)
Class I	(34,595)	(44,429)
Class S	(87,474)	(91,484)
Class Y	(74,979)	(99,394)
From net realized gain
Class A	(944)	(1,624)
Class C	(929)	(2,640)
Class E	(1,385)	(3,695)
Class I	(12,047)	(31,643)
Class S	(30,073)	(60,671)
Class Y	(25,146)	(70,508)

Net decrease in net assets from distributions	(275,251)	(415,494)

Share Transactions*
Net increase (decrease) in net assets from share transactions	7,310	661,332
Fund Reimbursements	—	155

Total Net Increase (Decrease) in Net Assets	399,230	487,571

Net Assets
Beginning of period	7,646,860	7,159,289

End of period	$8,046,090	$7,646,860

Undistributed (overdistributed) net investment income included in net assets	$21,280	$21,097

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	359

Russell Investment Company

Russell Strategic Bond Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	4,694	$52,214	4,307	$47,096
Proceeds from reinvestment of distributions	147	1,616	275	2,973
Payments for shares redeemed	(5,125)	(57,266)	(1,320)	(14,395)

Net increase (decrease)	(284)	(3,436)	3,262	35,674

Class C
Proceeds from shares sold	2,558	28,537	1,855	20,272
Proceeds from reinvestment of distributions	222	2,429	427	4,621
Payments for shares redeemed	(2,656)	(29,584)	(3,294)	(35,954)

Net increase (decrease)	124	1,382	(1,012)	(11,061)

Class E
Proceeds from shares sold	3,707	41,043	3,601	39,055
Proceeds from reinvestment of distributions	434	4,741	748	8,046
Payments for shares redeemed	(3,493)	(38,848)	(4,467)	(48,529)

Net increase (decrease)	648	6,936	(118)	(1,428)

Class I
Proceeds from shares sold	23,679	261,585	32,583	352,659
Proceeds from reinvestment of distributions	4,067	44,321	6,661	71,452
Payments for shares redeemed	(34,007)	(376,064)	(37,938)	(411,197)

Net increase (decrease)	(6,261)	(70,158)	1,306	12,914

Class S
Proceeds from shares sold	99,132	1,107,105	108,594	1,188,901
Proceeds from reinvestment of distributions	10,377	114,528	13,553	147,131
Payments for shares redeemed	(75,413)	(843,437)	(54,129)	(593,123)

Net increase (decrease)	34,096	378,196	68,018	742,909

Class Y
Proceeds from shares sold	35,637	392,892	22,557	243,011
Proceeds from reinvestment of distributions	9,177	100,126	15,667	168,197
Payments for shares redeemed	(71,817)	(798,628)	(48,722)	(528,884)

Net increase (decrease)	(27,003)	(305,610)	(10,498)	(117,676)

Total increase (decrease)	1,320	$7,310	60,958	$661,332

See accompanying notes which are an integral part of the financial statements.

360	Russell Strategic Bond Fund

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Russell Investment Company

Russell Strategic Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions
Class A
October 31, 2012	10.95	.26	.64	.90	(.25)	(.10)	(.35)
October 31, 2011	11.24	.32	(.02)	.30	(.33)	(.26)	(.59)
October 31, 2010	10.37	.37	.92	1.29	(.42)	—	(.42)
October 31, 2009	9.23	.47	1.19	1.66	(.48)	(.04)	(.52)
October 31, 2008(1)	9.99	.08	(.82)	(.74)	(.02)	—	(.02)
Class C
October 31, 2012	10.95	.17	.64	.81	(.17)	(.10)	(.27)
October 31, 2011	11.24	.24	(.03)	.21	(.24)	(.26)	(.50)
October 31, 2010	10.37	.30	.91	1.21	(.34)	—	(.34)
October 31, 2009	9.23	.40	1.19	1.59	(.41)	(.04)	(.45)
October 31, 2008(1)	9.99	.06	(.80)	(.74)	(.02)	—	(.02)
Class E
October 31, 2012	10.88	.26	.64	.90	(.26)	(.10)	(.36)
October 31, 2011	11.17	.33	(.02)	.31	(.34)	(.26)	(.60)
October 31, 2010	10.31	.39	.90	1.29	(.43)	—	(.43)
October 31, 2009	9.18	.48	1.18	1.66	(.49)	(.04)	(.53)
October 31, 2008	10.53	.49	(1.33)	(.84)	(.51)	—	(.51)
Class I
October 31, 2012	10.85	.29	.64	.93	(.29)	(.10)	(.39)
October 31, 2011	11.14	.35	(.02)	.33	(.36)	(.26)	(.62)
October 31, 2010	10.28	.41	.91	1.32	(.46)	—	(.46)
October 31, 2009	9.16	.51	1.16	1.67	(.51)	(.04)	(.55)
October 31, 2008	10.51	.52	(1.33)	(.81)	(.54)	—	(.54)
Class S
October 31, 2012	10.98	.28	.65	.93	(.28)	(.10)	(.38)
October 31, 2011	11.27	.35	(.03)	.32	(.35)	(.26)	(.61)
October 31, 2010	10.39	.41	.92	1.33	(.45)	—	(.45)
October 31, 2009	9.24	.50	1.19	1.69	(.50)	(.04)	(.54)
October 31, 2008(1)	9.98	.08	(.80)	(.72)	(.02)	—	(.02)
Class Y
October 31, 2012	10.86	.30	.64	.94	(.30)	(.10)	(.40)
October 31, 2011	11.15	.37	(.03)	.34	(.37)	(.26)	(.63)
October 31, 2010	10.29	.42	.91	1.33	(.47)	—	(.47)
October 31, 2009	9.16	.51	1.17	1.68	(.51)	(.04)	(.55)
October 31, 2008	10.51	.51	(1.32)	(.81)	(.54)	—	(.54)

See accompanying notes which are an integral part of the financial statements.

362	Russell Strategic Bond Fund

$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

11.50	8.44	101,799	1.02	1.00	2.32	186
10.95	2.92	100,094	1.03	1.00	2.92	233
11.24	12.90	66,054	1.01	.96	3.48	206
10.37	18.62	40,181	1.03	.93	4.99	154
9.23	(7.42)	22,437	1.07	.93	4.40	131

11.49	7.56	107,160	1.77	1.75	1.56	186
10.95	1.95	100,729	1.78	1.75	2.22	233
11.24	12.03	114,841	1.76	1.71	2.78	206
10.37	17.97	108,353	1.78	1.67	4.28	154
9.23	(7.54)	97,063	1.82	1.68	3.63	131

11.42	8.46	164,834	1.02	.97	2.33	186
10.88	2.91	150,015	1.03	.94	3.02	233
11.17	13.07	155,358	1.01	.87	3.62	206
10.31	18.87	146,696	1.03	.81	5.14	154
9.18	(8.45)	135,857	1.00	.88	4.79	131

11.39	8.78	1,312,828	.69	.69	2.63	186
10.85	3.27	1,318,893	.70	.69	3.27	233
11.14	13.17	1,339,399	.68	.64	3.86	206
10.28	19.21	1,306,502	.70	.56	5.39	154
9.16	(8.26)	1,330,676	.69	.66	5.10	131

11.53	8.71	3,773,716	.77	.75	2.55	186
10.98	3.15	3,220,163	.78	.75	3.19	233
11.27	13.13	2,536,795	.76	.71	3.77	206
10.39	19.12	2,173,609	.78	.67	5.26	154
9.24	(7.23)	1,915,099	.82	.69	4.33	131

11.40	8.89	2,585,753	.59	.59	2.73	186
10.86	3.36	2,756,966	.60	.59	3.38	233
11.15	13.35	2,946,842	.59	.56	3.97	206
10.29	19.13	3,526,522	.60	.52	5.42	154
9.16	(8.11)	3,166,974	.66	.55	5.20	131

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Bond Fund	363

Russell Investment Company

Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Russell Investment Grade Bond Fund - Class A ‡
	Total Return
1 Year	2.68%
5 Years	5.69	%§
10 Years	4.87	%§

Russell Investment Grade Bond Fund - Class C ‡‡
	Total Return
1 Year	5.92%
5 Years	5.60	%§
10 Years	4.83	%§

Russell Investment Grade Bond - Fund - Class E
	Total Return
1 Year	6.76%
5 Years	6.53	%§
10 Years	5.29	%§

Russell Investment Grade Bond Fund - Class I
	Total Return
1 Year	7.05%
5 Years	6.80	%§
10 Years	5.56	%§

Russell Investment Grade Bond Fund - Class S ‡‡‡
	Total Return
1 Year	6.93%
5 Years	6.69	%§
10 Years	5.50	%§

Russell Investment Grade Bond Fund - Class Y
	Total Return
1 Year	7.15%
5 Years	6.88	%§
10 Years	5.63	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	5.25%
5 Years	6.38	%§
10 Years	5.39	%§

364	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Russell Investment Grade Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders in 60 days of when a money manager begins providing services. As of October 31, 2012, the Fund had five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and the preservation of capital.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Russell Investment Grade Bond Fund’s Class A, Class C, Class E, Class I, Class S and Class Y Shares gained 6.68%, 5.92%, 6.76%, 7.05%, 6.93% and 7.15%, respectively. This is compared to the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which gained 5.25% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Intermediate Investment Grade Debt Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 8.09%. This return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The positive macroeconomic developments throughout the year contributed to a risk-on environment that was beneficial for credit risk assets (i.e., assets that are sensitive to movements in the credit markets). The actions of the European Central Bank, U.S. Federal Reserve and other central banks across the globe helped reduce perceived systemic risk related to the European debt crisis and the general health of the global financial system. With a perceived reduction of market risk, investors were more comfortable allocating more of their capital towards risk assets, which supported a risk-on environment for most of the fiscal year. This environment had a positive effect on the Fund’s overweight exposure to risk assets which then benefited the Fund’s performance. For example, the Fund’s investment grade corporate bond and non-agency mortgage holdings were beneficiaries of the increased risk appetite in the marketplace.

While sentiment toward risk taking was generally positive over the fiscal year, there were periods where risk aversion returned to the market. In particular, the flight-to-quality in April and May 2012 materially flattened the U.S. treasury yield curve.

Given the rally in U.S. treasuries, the Fund’s underweight duration positioning detracted from benchmark relative performance over that period.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The common overweight in non-agency mortgages held by some managers in the Fund was the leading driver of overall Fund performance versus the benchmark as that sector is not in the benchmark and was one of the top performers in all fixed income markets. Within corporate bonds, the Fund tended to be overweight to financials, which performed well, and as a result this industry selection strategy also added value relative to the benchmark. The Fund was short duration versus the benchmark throughout the period, which detracted from overall excess returns.

Macro Currency Group — an investment group within Principal Global Investors LLC* (“Macro”) was added to the fund in June 2012 and underperformed the Fund’s benchmark for the portion of the fiscal year in which it was a money manager for the Fund. Short Euro, Australian dollar and Swedish krona positions against a long U.S. position were the primary drivers of underperformance. In addition, RIMCo exposes cash held in connection with Macro’s investment strategy to the performance of the Fund’s index through the use of a total return swap and U.S. treasury futures. This basket of derivatives is modestly underweight to credit relative to benchmark, which further contributed to underperformance.

Metropolitan West Asset Management, LLC (“Metwest”) outperformed the Fund’s benchmark for the fiscal year. Exposure to non-agency mortgages was the leading catalyst for outperformance over the fiscal year. Industry selection within corporate bonds also added value. A substantial short duration position was a drag on performance.

Neuberger Berman Fixed Income LLC (“Neuberger”) outperformed the Fund’s benchmark for the fiscal year. Neuberger predominately added value in two ways: 1) exposure to floating rate non-agency mortgages and 2) an overweight to highly rated commercial mortgage backed securities (“CMBS”). Neuberger also had positive attribution from industry selection within investment grade corporate bonds.

Pacific Investment Management Company LLC (“PIMCO”) outperformed the Fund’s benchmark for the fiscal year. PIMCO added value in a variety of fixed income sectors over the period. Exposure to off-benchmark securities in non-agency mortgages and emerging market debt was a leading contributor. PIMCO further outperformed due to an overweight in investment grade financials throughout the period.

Logan Circle Investment Partners LLC (“Logan”) was added to the Fund in January 2012 and outperformed the Fund’s benchmark for the portion of the fiscal year in which it was a money manager for the Fund. Logan outperformed primarily due

Russell Investment Grade Bond Fund	365

Russell Investment Company

Russell Investment Grade Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

to an overweight in investment grade corporate bonds and positive security selection within that sector. An overweight to CMBS was also positive for performance.

Describe any changes to the Fund’s structure or the money manager line-up.

In January 2012, RIMCo hired Logan Circle Investment Partners and terminated Western Asset Management Company. In June 2012, RIMCo hired Macro Currency Group — an investment group within Principal Global Investors LLC

Money Managers as of October 31, 2012	Styles
Macro Currency Group — an investment group within Principal Global Investors LLC*	Fully Discretionary
Metropolitan West Asset Management, LLC.	Fully Discretionary
Neuberger Berman Fixed Income LLC	Enhanced Core
Pacific Investment Management Company LLC	Fully Discretionary
Logan Circle Investment Partners LLC	Fully Discretionary

*

Principal Global Investors LLC is the asset management arm of the Principal Financial Group® (The Principal® ), which includes various member companies including Principal Global Investors LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used herein, Macro Currency Group means Principal Global Investors LLC.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2002.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class C Shares on October 22, 2007. The returns shown for Class C Shares prior to that date are the returns of the Fund’s Class E Shares and do not reflect deduction of the Rule 12b-1 distribution fees that apply to Class C Shares. Had they done so, the returns shown would have been lower. However, the returns for Class C Shares would be substantially similar to those of Class E Shares because they are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class C Shares do not have the same expenses as the Class E Shares.

‡‡‡	The Fund first issued Class S Shares on October 22, 2007. The returns shown for Class S Shares prior to that date are the returns of the Fund’s Class I Shares. However, the returns for Class S Shares would be substantially similar to those of Class I Shares because they are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class S Shares do not have the same expenses as the Class I Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

366	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,034.62	$1,021.17
Expenses Paid During Period*	$4.04	$4.01

*	Expenses are equal to the Fund’s annualized expense ratio of 0.79% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,030.62	$1,017.34
Expenses Paid During Period*	$7.91	$7.86

*	Expenses are equal to the Fund’s annualized expense ratio of 1.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,034.76	$1,021.32
Expenses Paid During Period*	$3.89	$3.86

*	Expenses are equal to the Fund’s annualized expense ratio of 0.76% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Investment Grade Bond Fund	367

Russell Investment Company

Russell Investment Grade Bond Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class I	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,036.24	$1,022.77
Expenses Paid During Period*	$2.41	$2.39

*	Expenses are equal to the Fund’s annualized expense ratio of 0.47% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,035.87	$1,022.37
Expenses Paid During Period*	$2.81	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,037.21	$1,023.33
Expenses Paid During Period*	$1.84	$1.83

*	Expenses are equal to the Fund’s annualized expense ratio of 0.36% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

368	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Long-Term Investments - 88.0%
Asset-Backed Securities - 4.1%
Access Group, Inc.
Series 2004-2 Class A3
0.505% due 10/25/24 (Ê)	700	639
Accredited Mortgage Loan Trust
Series 2007-1 Class A4
0.431% due 02/25/37 (Ê)	2,583	1,282
ACE Securities Corp.
Series 2005-SD3 Class A
0.611% due 08/25/45 (Ê)	67	65
Series 2006-HE4 Class A2A
0.271% due 10/25/36 (Ê)	48	15
Ally Auto Receivables Trust 2012- SN1
Series 2012-SN1 Class A4
0.700% due 12/21/15	1,675	1,676
Ally Master Owner Trust
Series 2011-3 Class A2
1.810% due 05/15/16	1,550	1,578
Series 2012-1 Class A2
1.440% due 02/15/17	1,350	1,369
AmeriCredit Automobile Receivables Trust
Series 2010-1 Class B
3.720% due 11/17/14	1,869	1,887
AmeriCredit Automobile Receivables Trust 2011-1
Series 2011-1 Class A3
1.390% due 09/08/15	2,110	2,121
Ameriquest Mortgage Securities, Inc.
Series 2004-R10 Class A5
0.601% due 11/25/34 (Ê)	1	1
Series 2005-R10 Class A2B
0.431% due 01/25/36 (Ê)	423	413
Argent Securities, Inc.
Series 2005-W2 Class A2B1
0.411% due 10/25/35 (Ê)	1,395	1,375
Asset Backed Funding Certificates
Series 2005-WMC1 Class M1
0.651% due 06/25/35 (Ê)	1,548	1,490
Asset Backed Securities Corp. Home Equity
Series 2006-HE2 Class A1A
0.461% due 03/25/36 (Ê)	1,346	56
Bank of America Auto Trust
Series 2010-1A Class A4
2.180% due 02/15/17 (Þ)	1,374	1,384
Bayview Financial Acquisition Trust
Series 2006-A Class 1A3
5.865% due 02/28/41	410	403
Bear Stearns Asset Backed Securities Trust
Series 2005-TC2 Class A3
0.581% due 08/25/35 (Ê)	1,649	1,594
Series 2007-HE5 Class 1A1
0.301% due 06/25/47 (Ê)	10	10
BNC Mortgage Loan Trust

	Principal Amount ($) or Shares	Fair Value $
Series 2007-2 Class A2
0.311% due 05/25/37 (Ê)	84	82
Series 2008-4 Class A3A
0.461% due 11/25/37 (Ê)	614	604
Brazos Higher Education Authority
Series 2010-1 Class A2
1.627% due 02/25/35 (Ê)	1,100	1,062
Series 2011-2 Class A3
1.315% due 10/27/36 (Ê)	725	710
Carrington Mortgage Loan Trust
Series 2005-NC3 Class M1
0.651% due 06/25/35 (Ê)	2,200	1,948
Series 2005-NC5 Class A2
0.531% due 10/25/35 (Ê)	53	52
Series 2006-NC3 Class A3
0.361% due 08/25/36 (Ê)	2,105	858
Centex Home Equity
Series 2003-B Class AF4
3.735% due 02/25/32	2,253	2,094
Series 2005-D Class M1
0.641% due 10/25/35 (Ê)	1,560	1,486
Chesapeake Funding LLC
Series 2012-1A Class A
0.969% due 11/07/23 (Ê)(Þ)	1,445	1,448
CIT Education Loan Trust
Series 2007-1 Class A
0.459% due 03/25/42 (Ê)(Þ)	1,061	985
Citigroup Mortgage Loan Trust, Inc.
Series 2007-AHL3 Class A3A
0.271% due 07/25/45 (Ê)	119	90
CountryPlace Manufactured Housing Contract Trust 2005-1
Series 2005-1 Class A4
5.200% due 12/15/35 (Þ)	675	746
Countrywide Asset-Backed Certificates
Series 2001-BC3 Class A
0.691% due 12/25/31 (Ê)	59	36
Series 2005-4 Class MV1
0.671% due 10/25/35 (Ê)	377	368
Series 2006-6 Class 2A2
0.391% due 09/25/36 (Ê)	248	235
Series 2006-BC1 Class 1A
0.411% due 04/25/36 (Ê)	590	467
Series 2006-BC4 Class 2A2
0.371% due 11/25/36 (Ê)	1,584	1,305
Countrywide Home Equity Loan Trust
Series 2005-A Class 2A
0.454% due 04/15/35 (Ê)	115	74
Credit-Based Asset Servicing and Securitization LLC
Series 2004-CB7 Class AF5
4.585% due 10/25/34	550	569
Series 2005-CB5 Class AV2
0.471% due 08/25/35 (Ê)	41	39
DT Auto Owner Trust
Series 2012-1A Class A
1.050% due 01/15/15 (Þ)	1,024	1,024

Russell Investment Grade Bond Fund	369

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Educational Funding of the South, Inc.
Series 2011-1 Class A2
0.965% due 04/25/35 (Ê)	500	501
EFS Volunteer No. 3 LLC
Series 2012-1 Class A3
1.211% due 04/25/33 (Ê)(Þ)	775	774
Fannie Mae Grantor Trust
Series 2003-T4 Class 1A
0.431% due 09/26/33 (Ê)	123	121
Series 2003-T4 Class 2A5
5.407% due 09/26/33	736	747
Fannie Mae Whole Loan
Series 2003-W5 Class A
0.431% due 04/25/33 (Ê)	79	75
Series 2003-W9 Class A
0.451% due 06/25/33 (Ê)	126	120
Ford Credit Floorplan Master Owner Trust
Series 2012-4 Class A1
0.740% due 09/15/16	1,935	1,936
Freddie Mac Reference REMIC
Series 2006-R006 Class ZA
6.000% due 04/15/36	2,656	3,056
GE-WMC Mortgage Securities LLC
Series 2006-1 Class A2A
0.251% due 08/25/36 (Ê)	11	4
Honda Auto Receivables Owner Trust
Series 2011-2 Class A3
0.940% due 03/18/15	506	508
Series 2011-3 Class A2
0.670% due 04/21/14	25	25
Series 2011-3 Class A3
0.880% due 09/21/15	900	905
HSBC Home Equity Loan Trust
Series 2005-1 Class A
0.501% due 01/20/34 (Ê)	302	281
Series 2006-1 Class A1
0.371% due 01/20/36 (Ê)	1,242	1,209
Series 2007-2 Class A2V
0.371% due 07/20/36 (Ê)	426	425
JP Morgan Mortgage Acquisition Corp.
Series 2007-CH3 Class A2
0.291% due 03/25/37 (Ê)	44	44
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B Class A4
5.270% due 04/15/40	733	791
Long Beach Mortgage Loan Trust
Series 2004-4 Class 1A1
0.771% due 10/25/34 (Ê)	34	29
Morgan Stanley ABS Capital I
Series 2003-NC6 Class M1
1.411% due 06/25/33 (Ê)	355	325
Series 2003-NC7 Class M1
1.261% due 06/25/33 (Ê)	294	251
Series 2007-HE6 Class A1
0.271% due 05/25/37 (Ê)	31	23

	Principal Amount ($) or Shares	Fair Value $
New Century Home Equity Loan Trust
Series 2005-2 Class M1
0.641% due 06/25/35 (Ê)	2,100	1,877
Series 2005-4 Class A2C
0.581% due 09/25/35 (Ê)	2,077	1,998
North Carolina State Education Assistance Authority
Series 2011-2 Class A2
1.115% due 07/25/25 (Ê)	750	753
Novastar Home Equity Loan
Series 2005-1 Class M3
0.976% due 06/25/35 (Ê)	4,000	3,728
Option One Mortgage Loan Trust
Series 2007-6 Class 2A1
0.271% due 07/25/37 (Ê)	41	40
Park Place Securities, Inc.
Series 2004-MHQ1 Class M1
0.911% due 12/25/34 (Ê)	772	769
Series 2004-WCW2 Class M1
0.831% due 10/25/34 (Ê)	1,819	1,809
Series 2005-WCH1 Class M2
0.731% due 01/25/36 (Ê)	1,825	1,789
Series 2005-WCW1 Class A3D
0.551% due 09/25/35 (Ê)	586	570
PG&E Energy Recovery Funding LLC
Series 2005-1 Class A5
4.470% due 12/25/14	598	602
Popular ABS Mortgage Pass-Through Trust
Series 2005-6 Class A3
5.048% due 01/25/36	168	147
Prestige Auto Receivables Trust
Series 2011-1A Class A3
1.900% due 08/17/15 (Þ)	2,065	2,079
RAMP Trust
Series 2003-RS2 Class AII
0.891% due 03/25/33 (Ê)	64	54
Series 2003-RS11 Class AI6A
5.980% due 12/25/33	195	192
Series 2004-RZ1 Class AI7
4.030% due 01/25/33	610	612
RASC Trust
Series 2001-KS1 Class AII
0.681% due 03/25/32 (Ê)	11	11
Series 2001-KS3 Class AII
0.671% due 09/25/31 (Ê)	35	29
Series 2003-KS4 Class AIIB
0.791% due 06/25/33 (Ê)	112	86
Series 2005-EMX3 Class M1
0.641% due 09/25/35 (Ê)	758	756
Series 2005-KS12 Class A2
0.461% due 01/25/36 (Ê)	748	738
Renaissance Home Equity Loan Trust
Series 2005-2 Class AF4
4.934% due 08/25/35	585	526
Series 2006-1 Class AF6
5.746% due 05/25/36	286	182

370	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Santander Drive Auto Receivables Trust
Series 2010-2 Class A3
1.240% due 02/17/14	354	355
Series 2010-3 Class A3
1.200% due 06/16/14	163	163
Series 2011-1 Class A2
0.940% due 02/18/14	291	292
Series 2011-1 Class A3
1.280% due 01/15/15	1,560	1,567
Series 2011-2 Class B
2.660% due 01/15/16	970	994
Series 2011-3 Class B
2.500% due 12/15/15	1,310	1,333
Series 2012-2 Class B
2.090% due 08/15/16	1,345	1,365
Saxon Asset Securities Trust
Series 2004-1 Class A
0.751% due 03/25/35 (Ê)	57	43
SLM Student Loan Trust
Series 2003-12 Class A4
0.579% due 12/17/18 (Ê)	—	—
Series 2005-5 Class A2
0.395% due 10/25/21 (Ê)	831	830
Series 2010-A Class 2A
3.464% due 05/16/44 (Ê)(Þ)	1,712	1,809
Series 2012-A Class A2
3.830% due 01/17/45 (Þ)	380	410
Series 2012-B Class A2
3.480% due 10/15/30 (Þ)	2,110	2,235
Series 2012-E Class A2A
2.090% due 06/15/45 (Þ)	405	405
Small Business Administration Participation Certificates
Series 2003-20I Class 1
5.130% due 09/01/23	34	38
Specialty Underwriting & Residential Finance
Series 2003-BC1 Class A
0.891% due 01/25/34 (Ê)	25	21
Structured Asset Securities Corp.
Series 2002-HF1 Class A
0.791% due 01/25/33 (Ê)	8	7
Series 2005-WF4 Class A4
0.571% due 11/25/35 (Ê)	1,284	1,278
Toyota Auto Receivables Owner Trust
Series 2011-A Class A3
0.980% due 10/15/14	621	623
Volkswagen Auto Lease Trust
Series 2011-A Class A2
1.000% due 02/20/14	221	222

		79,127

Corporate Bonds and Notes - 16.1%
ADT Corp. (The)	755	761
2.250% due 07/15/17 (Þ)
Altria Group, Inc.
8.500% due 11/10/13	220	237

	Principal Amount ($) or Shares	Fair Value $
9.700% due 11/10/18	435	621
10.200% due 02/06/39	325	571
4.250% due 08/09/42	945	965
American Honda Finance Corp.
1.000% due 08/11/15 (Þ)	1,535	1,537
American International Group, Inc.
3.750% due 11/30/13 (Þ)	200	206
5.050% due 10/01/15	200	220
8.250% due 08/15/18	1,500	1,949
4.875% due 06/01/22	1,150	1,297
6.250% due 03/15/37	2,100	2,168
Amgen, Inc.
3.875% due 11/15/21	665	731
5.650% due 06/15/42	300	368
Anadarko Petroleum Corp.
6.375% due 09/15/17	1,300	1,576
6.450% due 09/15/36	1,115	1,434
Analog Devices, Inc.
5.000% due 07/01/14	755	811
Anheuser-Busch Cos., Inc.
5.500% due 01/15/18	540	647
Anheuser-Busch InBev Worldwide, Inc.
1.375% due 07/15/17	1,935	1,964
5.375% due 01/15/20	910	1,131
AT&T Corp.
8.000% due 11/15/31	275	427
AT&T, Inc.
5.100% due 09/15/14	240	260
2.950% due 05/15/16	2,835	3,042
6.500% due 09/01/37	1,095	1,488
Bank of America Corp.
4.750% due 08/01/15	920	996
1.500% due 10/09/15	350	351
6.000% due 09/01/17	55	64
5.750% due 12/01/17	950	1,100
5.700% due 01/24/22	565	672
Series MTNL
5.650% due 05/01/18	2,310	2,690
Bank of America NA
Series BKNT
0.669% due 06/15/16 (Ê)	1,200	1,143
0.689% due 06/15/17 (Ê)	1,340	1,255
6.100% due 06/15/17	1,900	2,184
6.000% due 10/15/36	300	367
Bank of New York Mellon Corp. (The)
1.969% due 06/20/17	1,125	1,168
Baxter International, Inc.
2.400% due 08/15/22	480	488
Bear Stearns Cos. LLC (The)
5.550% due 01/22/17	535	606
7.250% due 02/01/18	425	529
Becton Dickinson and Co.
3.250% due 11/12/20	590	638
Berkshire Hathaway Finance Corp.
1.600% due 05/15/17	700	715
Boeing Capital Corp.
2.125% due 08/15/16	425	446

Russell Investment Grade Bond Fund	371

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Boston Scientific Corp.
4.500% due 01/15/15	1,085	1,163
Braskem America Finance Co.
7.125% due 07/22/41 (Þ)	575	647
Burlington Northern and Santa Fe
Railway Co. 2005-4 Pass Through Trust
4.967% due 04/01/23	142	159
Burlington Northern Santa Fe LLC
3.450% due 09/15/21	565	607
6.875% due 12/01/27	90	117
Cameron International Corp.
1.351% due 06/02/14 (Ê)	400	400
Caterpillar Financial Services Corp.
1.100% due 05/29/15	570	577
CBS Corp.
4.300% due 02/15/21	955	1,061
Celgene Corp.
1.900% due 08/15/17	1,450	1,472
3.950% due 10/15/20	745	812
CenterPoint Energy Resources Corp.
6.125% due 11/01/17	125	152
Cisco Systems, Inc.
4.950% due 02/15/19	750	898
Citigroup, Inc.
6.375% due 08/12/14	350	381
5.000% due 09/15/14	1,500	1,588
5.500% due 10/15/14	655	708
2.650% due 03/02/15	1,145	1,180
2.250% due 08/07/15	900	923
6.000% due 08/15/17	475	559
6.125% due 11/21/17	1,980	2,349
6.125% due 05/15/18	670	800
5.375% due 08/09/20	500	585
4.500% due 01/14/22	1,035	1,143
6.125% due 08/25/36	1,385	1,534
6.875% due 03/05/38	950	1,265
Cleco Power LLC
6.000% due 12/01/40	600	761
Comcast Corp.
6.300% due 11/15/17	1,125	1,397
5.700% due 05/15/18	910	1,108
6.500% due 11/15/35	350	462
6.550% due 07/01/39	1,375	1,851
Commonwealth Edison Co.
5.800% due 03/15/18	865	1,068
ConAgra Foods, Inc.
2.100% due 03/15/18	1,265	1,280
ConocoPhillips
6.500% due 02/01/39	275	405
Continental Airlines 1999-1 Class A
Pass Through Trust
Series 991A
6.545% due 02/02/19	510	561
Continental Airlines 2007-1 Class A
Pass Through Trust
Series 071A
5.983% due 04/19/22	2,371	2,643

	Principal Amount ($) or Shares	Fair Value $
Continental Airlines 2009-1
Pass Through Trust
Series 09-1
9.000% due 07/08/16	429	496
COX Communications, Inc.
5.450% due 12/15/14	210	230
Crown Castle Towers LLC
3.214% due 08/15/15 (Þ)	540	562
CVS Caremark Corp.
3.250% due 05/18/15	760	808
6.250% due 06/01/27	815	1,110
Daimler Finance NA LLC
1.950% due 03/28/14 (Þ)	515	521
1.130% due 04/10/14 (Ê)(Þ)	400	401
DCP Midstream Operating, LP
3.250% due 10/01/15	975	1,008
Delta Air Lines 2010-1 Class A Pass
Through Trust
Series 1A
6.200% due 07/02/18	341	378
Devon Energy Corp.
1.875% due 05/15/17	985	1,009
4.000% due 07/15/21	485	544
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.125% due 02/15/16	1,210	1,278
3.500% due 03/01/16	875	936
5.875% due 10/01/19	1,020	1,220
5.000% due 03/01/21	2,345	2,666
5.150% due 03/15/42	950	994
Discover Financial Services
5.200% due 04/27/22 (Þ)	815	921
Dominion Resources, Inc.
4.450% due 03/15/21	1,355	1,577
Duke Energy Carolinas LLC
6.000% due 01/15/38	325	436
Duke Energy Corp.
3.350% due 04/01/15	540	574
Ecolab, Inc.
4.350% due 12/08/21	865	983
Enterprise Products Operating LLC
5.250% due 01/31/20	1,190	1,428
Series O
9.750% due 01/31/14	830	921
ERAC USA Finance LLC
2.250% due 01/10/14 (Þ)	1,385	1,401
7.000% due 10/15/37 (Þ)	570	743
Exelon Corp.
4.900% due 06/15/15	1,965	2,160
Express Scripts Holding Co.
3.125% due 05/15/16	830	883
4.750% due 11/15/21 (Þ)	1,405	1,640
Farmers Exchange Capital
7.050% due 07/15/28 (Þ)	810	1,011
7.200% due 07/15/48 (Þ)	700	861
Farmers Insurance Exchange
8.625% due 05/01/24 (Þ)	610	838

372	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Ford Motor Credit Co. LLC
3.984% due 06/15/16	1,300	1,378
Freeport-McMoRan Copper & Gold, Inc.
2.150% due 03/01/17	1,095	1,112
General Electric Capital Corp.
5.900% due 05/13/14	370	399
2.150% due 01/09/15	1,550	1,593
5.625% due 05/01/18	1,270	1,509
5.550% due 05/04/20	1,080	1,285
4.375% due 09/16/20	700	783
4.650% due 10/17/21	760	860
5.875% due 01/14/38	2,415	2,973
Series A
7.125% due 06/15/49 (ƒ)	1,400	1,602
Series EMTN
0.564% due 03/20/14 (Ê)	800	789
Series GMTN
6.150% due 08/07/37	670	857
6.875% due 01/10/39	1,100	1,520
Series MTNA
0.649% due 09/15/14 (Ê)	1,300	1,295
General Electric Co.
5.250% due 12/06/17	1,155	1,368
2.700% due 10/09/22	2,445	2,459
Georgia Power Co.
4.300% due 03/15/42	445	487
Georgia-Pacific LLC
8.875% due 05/15/31	760	1,180
Gerdau Holdings, Inc.
7.000% due 01/20/20 (Þ)	600	706
Series REGS
7.000% due 01/20/20	1,200	1,411
Gilead Sciences, Inc.
4.400% due 12/01/21	970	1,121
Goldman Sachs Group, Inc. (The)
3.300% due 05/03/15	755	789
6.250% due 09/01/17	1,025	1,204
7.500% due 02/15/19	784	979
5.375% due 03/15/20	1,200	1,357
5.250% due 07/27/21	1,500	1,676
5.750% due 01/24/22	640	743
5.950% due 01/15/27	250	269
6.450% due 05/01/36	125	133
6.750% due 10/01/37	1,065	1,173
GSPA Monetization Trust
6.422% due 10/09/29 (Å)	677	697
Hartford Financial Services Group, Inc.
5.375% due 03/15/17	460	522
HCP, Inc.
3.750% due 02/01/16	555	590
6.300% due 09/15/16	500	577
6.700% due 01/30/18	1,025	1,237
Health Care REIT, Inc.
6.125% due 04/15/20	1,700	2,000
4.950% due 01/15/21	245	272
5.250% due 01/15/22	1,065	1,216
6.500% due 03/15/41	530	661

	Principal Amount ($) or Shares	Fair Value $
Hewlett-Packard Co.
4.750% due 06/02/14	865	906
3.300% due 12/09/16	815	831
3.750% due 12/01/20	825	802
4.650% due 12/09/21	525	525
Historic TW, Inc.
8.050% due 01/15/16	565	668
Home Depot, Inc.
5.875% due 12/16/36	450	608
HSBC Finance Corp.
6.676% due 01/15/21	1,090	1,290
HSBC USA, Inc.
2.375% due 02/13/15	950	983
Humana, Inc.
6.450% due 06/01/16	540	616
8.150% due 06/15/38	250	346
Hyundai Capital America
3.750% due 04/06/16 (Þ)	965	1,021
Intel Corp.
3.300% due 10/01/21	760	834
International Lease Finance Corp.
6.500% due 09/01/14 (Þ)	2,675	2,876
5.750% due 05/15/16	100	105
6.750% due 09/01/16 (Þ)	300	339
International Paper Co.
4.750% due 02/15/22	435	495
John Deere Capital Corp.
1.200% due 10/10/17	645	650
1.700% due 01/15/20	2,150	2,156
JP Morgan Chase Capital XIII
Series M
1.312% due 09/30/34 (Ê)	625	503
JP Morgan Chase Capital XXIII
1.435% due 05/15/47 (Ê)	3,495	2,582
JPMorgan Chase & Co.
5.375% due 01/15/14	475	502
2.000% due 08/15/17	1,040	1,051
Series GMTN 1.100% due 10/15/15	2,665	2,662
JPMorgan Chase Bank NA
Series BKNT
5.875% due 06/13/16	85	96
6.000% due 10/01/17	1,800	2,129
KCP&L Greater Missouri Operations Co.
8.270% due 11/15/21	425	533
Kellogg Co.
4.450% due 05/30/16	800	900
Kentucky Utilities Co.
5.125% due 11/01/40	555	696
Kinder Morgan Energy Partners, LP
5.000% due 12/15/13	115	120
3.500% due 03/01/16	735	787
Kraft Foods Group, Inc.
6.125% due 08/23/18 (Å)	665	824
3.500% due 06/06/22 (Þ)	925	1,003
Lehman Brothers Holdings Capital Trust VII
5.857% due 11/29/49 (ƒ)(Ø)	1,450	—

Russell Investment Grade Bond Fund	373

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Lehman Brothers Holdings, Inc.
6.500% due 07/19/17 (Ø)	390	—
6.750% due 12/28/17 (Ø)	990	—
Lorillard Tobacco Co.
8.125% due 06/23/19	1,245	1,601
6.875% due 05/01/20 (Ñ)	1,235	1,518
Lowe’s Cos., Inc.
3.800% due 11/15/21	540	596
Macy’s Retail Holdings, Inc.
5.125% due 01/15/42	675	765
Manufacturers & Traders Trust Co.
5.585% due 12/28/20	180	179
Marathon Oil Corp.
0.900% due 11/01/15	1,190	1,194
2.800% due 11/01/22	770	776
Marathon Petroleum Corp.
3.500% due 03/01/16	490	525
Marriott International, Inc.
3.000% due 03/01/19	785	803
MassMutual Global Funding II
2.000% due 04/05/17 (Þ)	920	940
2.500% due 10/17/22 (Þ)	1,225	1,216
Medtronic, Inc.
4.500% due 03/15/42	1,050	1,228
Merrill Lynch & Co., Inc.
6.400% due 08/28/17	2,440	2,877
MetLife, Inc.
4.750% due 02/08/21	770	893
10.750% due 08/01/39	750	1,129
Metropolitan Life Global Funding I
5.125% due 06/10/14 (Þ)	300	321
3.875% due 04/11/22 (Þ)	900	993
MidAmerican Energy Co.
5.800% due 10/15/36	300	395
Mondelez International, Inc.
4.125% due 02/09/16	760	839
6.125% due 02/01/18	235	290
5.375% due 02/10/20	525	644
6.500% due 02/09/40	600	846
Morgan Stanley
6.000% due 05/13/14	680	722
0.820% due 10/15/15 (Ê)	1,615	1,557
0.775% due 10/18/16 (Ê)	1,445	1,369
5.550% due 04/27/17	410	456
6.250% due 08/28/17	490	558
6.625% due 04/01/18	3,705	4,309
5.625% due 09/23/19	360	400
5.500% due 07/24/20	535	591
4.875% due 11/01/22	1,000	1,011
Series GMTN
5.450% due 01/09/17	600	665
Mosaic Co. (The)
3.750% due 11/15/21	975	1,056
National City Bank
Series BKNT
0.780% due 06/07/17 (Ê)	1,400	1,361

	Principal Amount ($) or Shares	Fair Value $
National Rural Utilities Cooperative Finance Corp.
1.900% due 11/01/15	435	450
NBCUniversal Media LLC
3.650% due 04/30/15	2,695	2,889
New Cingular Wireless Services, Inc.
8.750% due 03/01/31	745	1,209
News America, Inc.
3.000% due 09/15/22 (Þ)	1,015	1,035
6.150% due 02/15/41	1,025	1,327
8.250% due 10/17/96	65	81
Nisource Finance Corp.
6.400% due 03/15/18	250	304
Norfolk Southern Corp.
3.950% due 10/01/42	830	848
Northern States Power Co.
3.400% due 08/15/42	440	432
Novartis Capital Corp.
3.700% due 09/21/42	545	567
Occidental Petroleum Corp.
2.700% due 02/15/23	935	972
Ohio National Financial Services, Inc.
6.375% due 04/30/20 (Þ)	5,000	5,728
Oncor Electric Delivery Co. LLC
6.800% due 09/01/18	1,350	1,670
Oracle Corp.
1.200% due 10/15/17	3,110	3,125
2.500% due 10/15/22	875	891
Pacific Bell Telephone Co.
7.375% due 07/15/43	680	716
Pacific Gas & Electric Co.
2.450% due 08/15/22	1,295	1,308
Panhandle Eastern Pipe Line Co., LP
8.125% due 06/01/19	1,725	2,140
PepsiCo, Inc.
4.000% due 03/05/42	570	602
Petrohawk Energy Corp.
7.250% due 08/15/18	865	986
Prudential Financial, Inc.
3.875% due 01/14/15	535	569
6.200% due 11/15/40	670	834
Prudential Holdings LLC
8.695% due 12/18/23 (Þ)	1,175	1,462
Public Service Co. of Colorado
2.250% due 09/15/22	1,125	1,139
Public Service Co. of New Mexico
7.950% due 05/15/18	675	819
Quest Diagnostics, Inc.
3.200% due 04/01/16	70	74
Qwest Corp.
6.750% due 12/01/21	770	921
Raytheon Co.
3.125% due 10/15/20	385	420
Republic Services, Inc.
6.200% due 03/01/40	340	441
Reynolds American, Inc.
3.250% due 11/01/22	515	521

374	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

4.750% due 11/01/42	640	652
SABMiller Holdings, Inc.
2.450% due 01/15/17 (Þ)	1,950	2,044
4.950% due 01/15/42 (Þ)	1,090	1,305
Samsung Electronics America, Inc.
1.750% due 04/10/17 (Þ)	965	976
Simon Property Group, LP
10.350% due 04/01/19	650	937
SLM Corp.
8.450% due 06/15/18	1,000	1,188
Southern Copper Corp.
6.375% due 07/27/15	435	489
State Street Capital Trust IV
1.389% due 06/15/37 (Ê)	100	77
Stone Street Trust
5.902% due 12/15/15 (Þ)	900	943
Symantec Corp.
2.750% due 06/15/17	1,130	1,173
4.200% due 09/15/20	1,035	1,100
Target Corp.
4.000% due 07/01/42	1,115	1,178
TD Ameritrade Holding Corp.
4.150% due 12/01/14	950	1,016
Temporary Deal
1.000% due 11/01/40	1,000	1,126
Tennessee Gas Pipeline Co. LLC
8.000% due 02/01/16	1,605	1,927
Textron, Inc.
6.200% due 03/15/15	680	745
Thermo Fisher Scientific, Inc.
1.850% due 01/15/18	420	428
Time Warner Cable, Inc.
3.500% due 02/01/15	975	1,036
6.750% due 07/01/18	2,750	3,481
5.500% due 09/01/41	540	630
Time Warner, Inc.
3.150% due 07/15/15	1,820	1,938
4.875% due 03/15/20	1,570	1,846
Timken Co.
6.000% due 09/15/14	760	816
Toyota Motor Credit Corp.
1.250% due 10/05/17	2,130	2,129
3.400% due 09/15/21	1,440	1,574
UnionBanCal Corp.
3.500% due 06/18/22	670	710
United Technologies Corp.
1.800% due 06/01/17	1,990	2,066
UnitedHealth Group, Inc.
0.850% due 10/15/15	1,945	1,953
6.000% due 06/15/17	4	5
1.400% due 10/15/17	590	594
US Bancorp
2.200% due 11/15/16	985	1,031
2.950% due 07/15/22	860	887
USB Capital IX
3.500% due 10/29/49 (Ê)(ƒ)	200	180
Valero Energy Corp.
9.375% due 03/15/19	385	529

	Principal Amount ($) or Shares	Fair Value $
Ventas Realty, LP / Ventas Capital Corp.
4.000% due 04/30/19	1,250	1,350
Verizon Communications, Inc.
3.000% due 04/01/16	430	461
6.400% due 02/15/38	800	1,111
4.750% due 11/01/41	1,365	1,583
Series FRN
0.972% due 03/28/14 (Ê)	500	504
Viacom, Inc.
2.500% due 12/15/16	740	779
Wachovia Corp.
5.625% due 10/15/16	400	466
Walgreen Co.
4.400% due 09/15/42	555	579
Wal-Mart Stores, Inc.
6.500% due 08/15/37	1,400	2,028
5.000% due 10/25/40	1,038	1,271
Watson Pharmaceuticals, Inc.
6.125% due 08/15/19	1,020	1,250
3.250% due 10/01/22	1,360	1,402
WEA Finance LLC / WT Finance Aust Pty, Ltd.
7.500% due 06/02/14 (Þ)	495	543
6.750% due 09/02/19 (Þ)	120	149
WellPoint, Inc.
5.250% due 01/15/16	575	644
1.875% due 01/15/18	700	709
3.125% due 05/15/22	1,305	1,330
Wells Fargo & Co.
3.625% due 04/15/15	2,740	2,928
Williams Cos., Inc. (The)
7.750% due 06/15/31	526	686
Xerox Corp.
4.500% due 05/15/21	1,085	1,147
Yum! Brands, Inc.
4.250% due 09/15/15	435	472
ZFS Finance USA Trust II
6.450% due 12/15/65 (Þ)	3,710	3,988

		309,390

International Debt - 6.9%
Abbey National Treasury Services PLC
2.875% due 04/25/14	775	788
3.875% due 11/10/14 (Þ)	1,010	1,041
AK Transneft OJSC Via TransCapitalInvest, Ltd.
8.700% due 08/07/18 (Þ)	200	258
Series REGS
8.700% due 08/07/18	200	258
Alm Loan Funding
Series 2012-7A Class A1
1.810% due 10/19/24 (Ê)(Þ)	750	750
America Movil SAB de CV
4.375% due 07/16/42	905	947
ArcelorMittal
6.125% due 06/01/18	910	907
5.500% due 08/05/20 (Ñ)	1,130	1,090

Russell Investment Grade Bond Fund	375

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

AstraZeneca PLC
4.000% due 09/18/42	615	647
Banco Santander Brasil SA
2.485% due 03/18/14 (Ê)(Þ)	900	886
4.500% due 04/06/15 (Þ)	100	103
4.250% due 01/14/16 (Þ)	500	518
Banco Santander Chile
1.921% due 01/19/16 (Ê)(Þ)	1,000	988
Bank of China Hong Kong, Ltd.
5.550% due 02/11/20 (Þ)	100	114
Bank of Montreal
2.850% due 06/09/15 (Þ)	300	318
2.500% due 01/11/17	105	110
Banque Centrale de Tunisie SA
8.250% due 09/19/27	550	638
Banque PSA Finance SA
Series 144a
2.254% due 04/04/14 (Å)(Ê)	700	687
Barclays Bank PLC
2.750% due 02/23/15	1,335	1,380
BBVA Bancomer SA
4.500% due 03/10/16 (Þ)	200	212
6.500% due 03/10/21 (Þ)	400	457
BBVA US Senior SAU
4.664% due 10/09/15	1,425	1,439
BHP Billiton Finance USA, Ltd.
4.125% due 02/24/42	1,065	1,155
BNP Paribas SA
5.186% due 06/29/49 (Å)(ƒ)	1,900	1,767
Series BKNT
1.250% due 01/10/14 (Ê)	1,200	1,202
BP Capital Markets PLC
5.250% due 11/07/13	650	682
2.248% due 11/01/16	895	935
Braskem Finance, Ltd.
5.750% due 04/15/21 (Þ)	300	330
Caisse Centrale Desjardins du Quebec
2.650% due 09/16/15 (Þ)	1,500	1,568
CDP Financial, Inc.
5.600% due 11/25/39 (Þ)	445	570
Cenovus Energy, Inc.
4.500% due 09/15/14	435	466
Corp. Andina de Fomento
4.375% due 06/15/22	769	836
Corp. Nacional del Cobre de Chile
7.500% due 01/15/19 (Þ)	400	520
6.150% due 10/24/36 (Þ)	100	130
Covidien International Finance SA
1.350% due 05/29/15	1,360	1,381
3.200% due 06/15/22	1,095	1,162
Credit Suisse NY
5.500% due 05/01/14	500	533
6.000% due 02/15/18	500	578
Deutsche Telekom International
Finance BV
2.250% due 03/06/17 (Þ)	1,265	1,296

	Principal Amount ($) or Shares		Fair Value $
Dexia Credit Local SA
0.793% due 04/29/14 (Ê)(Þ)		1,700	1,674
Electricite de France SA
5.500% due 01/26/14 (Å)(Ñ)		400	423
European Investment Bank
2.375% due 03/14/14		825	847
Export-Import Bank of Korea
4.000% due 01/29/21		500	548
Gazprom OAO Via Gaz Capital SA
6.212% due 11/22/16 (Þ)		100	111
8.146% due 04/11/18 (Þ)		500	613
Gazprom OAO Via Gazprom
International SA
Series REGS
7.201% due 02/01/20		32	36
Gazprom OAO Via White Nights
Finance BV
Series REGS
10.500% due 03/08/14		200	222
10.500% due 03/25/14		200	221
General Electric Capital Corp.
5.500% due 09/15/67 (Þ)	EUR	300	385
Gerdau Trade, Inc.
5.750% due 01/30/21 (Þ)		100	112
Glitnir Banki HF
6.693% due 06/15/16 (Ø)(Þ)		700	9
Government of the Cayman Islands
5.950% due 11/24/19 (Þ)		700	815
Granite Master Issuer PLC
Series 2006-3 Class A7
0.411% due 12/20/54 (Ê)		206	202
HBOS PLC
Series GMTN
6.750% due 05/21/18 (Þ)		2,425	2,570
Heineken NV
1.400% due 10/01/17 (Þ)		1,320	1,326
3.400% due 04/01/22 (Þ)		985	1,053
2.750% due 04/01/23 (Þ)		605	611
Hillmark Funding
Series 2006-1A Class A1
0.685% due 05/21/21 (Ê)(Þ)		1,400	1,345
HSBC Bank PLC
3.100% due 05/24/16 (Þ)		1,500	1,587
HSBC Holdings PLC
6.500% due 05/02/36		500	612
6.500% due 09/15/37		500	614
Hutchison Whampoa International 11, Ltd.
3.500% due 01/13/17 (Þ)		1,190	1,264
Indian Oil Corp., Ltd.
4.750% due 01/22/15		200	209
ING Bank NV
1.808% due 06/09/14 (Å)(Ê)		400	403
Intesa Sanpaolo SpA
2.831% due 02/24/14 (Å)(Ê)		700	690
IPIC GMTN, Ltd.
5.000% due 11/15/20 (Þ)		300	334
5.500% due 03/01/22 (Þ)		590	680

376	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

Itau Unibanco Holding SA
6.200% due 04/15/20 (Þ)		1,800	1,985
JPMorgan Chase & Co.
Series MPLE
2.920% due 09/19/17	CAD	1,940	1,950
Kaupthing Bank Hf
7.625% due 02/28/15 (Ø)(Þ)		1,210	328
7.125% due 05/19/16 (Ø)(Þ)		1,480	19
Korea Development Bank (The)
3.500% due 08/22/17		1,000	1,072
Korea Electric Power Corp.
3.000% due 10/05/15 (Þ)		1,200	1,254
5.125% due 04/23/34 (Þ)		155	163
Korea Hydro & Nuclear Power Co., Ltd.
3.125% due 09/16/15 (Þ)		600	628
LBG Capital No. 1 PLC
8.500% due 12/29/49 (Å)(ƒ)		200	184
Morgan Stanley Series GMTN
0.630% due 01/16/17 (Ê)	EUR	1,900	2,276
Motor PLC
Series 2012-12A Class A1C
1.286% due 02/25/20 (Þ)		1,040	1,043
National Australia Bank, Ltd.
1.067% due 04/11/14 (Ê)(Þ)		2,500	2,515
2.750% due 03/09/17		1,275	1,344
Neptune Finance CCS, Ltd.
Series 2008-1A Class A
0.934% due 04/20/20 (Ê)(Þ)		750	739
Nexen, Inc.
7.500% due 07/30/39		435	624
Noble Group, Ltd.
Series REGS
6.750% due 01/29/20		1,000	1,080
Nokia OYJ
5.375% due 05/15/19 (Ñ)		435	360
Novatek OAO via Novatek Finance, Ltd.
5.326% due 02/03/16 (Þ)		200	215
Oak Hill Credit Partners
Series 2012-7A Class A
1.769% due 11/20/23 (Ê)(Þ)		750	750
Pernod-Ricard SA
4.450% due 01/15/22 (Þ)		675	757
Petrobras International Finance Co. - Pifco
3.875% due 01/27/16		1,900	2,018
5.875% due 03/01/18		2,700	3,109
5.750% due 01/20/20		1,200	1,384
Petroleos Mexicanos
6.000% due 03/05/20		400	478
4.875% due 01/24/22		540	605
Province of British Columbia
2.000% due 10/23/22		720	717
Province of Ontario Canada
0.950% due 05/26/15		3,800	3,838
3.000% due 07/16/18		100	109
2.450% due 06/29/22		1,090	1,105
Province of Quebec Canada
3.500% due 07/29/20		600	668
2.750% due 08/25/21		1,000	1,045

	Principal Amount ($) or Shares	Fair Value $
Rabobank Nederland
3.875% due 02/08/22	1,380	1,492
Rabobank Nederland NV
11.000% due 06/29/49 (ƒ)(Þ)	2,085	2,789
Ras Laffan Liquefied Natural Gas Co., Ltd. II
Series REGS
5.298% due 09/30/20	239	270
Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.838% due 09/30/27 (Þ)	250	303
Series REGS
5.832% due 09/30/16 (Å)	840	927
Resona Bank, Ltd.
5.850% due 09/29/49 (Å)(ƒ)	100	108
Rio Tinto Finance USA PLC
1.625% due 08/21/17	960	964
2.875% due 08/21/22 (Ñ)	1,405	1,416
Rio Tinto Finance USA, Ltd.
3.500% due 11/02/20	1,615	1,719
Royal Bank of Scotland Group PLC
2.550% due 09/18/15	1,665	1,707
Series 1
9.118% due 03/31/49 (ƒ)	200	196
Sigma Alimentos SA de CV
5.625% due 04/14/18 (Þ)	435	493
SMART Trust
Series 2011-2USA Class A4A
2.310% due 04/14/17 (Þ)	1,545	1,582
Series 2012-1USA Class A4A
2.010% due 12/14/17 (Þ)	2,900	2,967
Societe Generale SA
1.397% due 04/11/14 (Ê)(Þ)	2,700	2,690
Suncor Energy, Inc.
5.950% due 12/01/34	435	545
6.500% due 06/15/38	510	694
Swedbank AB
2.125% due 09/29/17 (Þ)	815	823
Sydney Airport Finance Co. Pty, Ltd.
5.125% due 02/22/21 (Þ)	100	111
3.900% due 03/22/23 (Þ)	946	963
Takeda Pharmaceutical Co., Ltd.
1.625% due 03/17/17 (Þ)	865	877
Telefonaktiebolaget LM Ericsson
4.125% due 05/15/22	1,270	1,333
Telefonos de Mexico SAB de CV
5.500% due 01/27/15	865	948
Temasek Financial I, Ltd.
4.300% due 10/25/19 (Þ)	300	342
TNK-BP Finance SA
Series REGS
6.625% due 03/20/17	400	450
7.875% due 03/13/18	1,600	1,900
Total Capital SA
4.450% due 06/24/20	1,475	1,735
Transocean, Inc.
2.500% due 10/15/17	1,525	1,544
6.375% due 12/15/21	540	657
7.350% due 12/15/41	865	1,158

Russell Investment Grade Bond Fund	377

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Tyco Electronics Group SA
6.550% due 10/01/17	865	1,036
Vale Overseas, Ltd.
6.250% due 01/23/17	100	116
4.625% due 09/15/20	785	847
6.875% due 11/21/36	100	123
6.875% due 11/10/39 (Ñ)	200	249
Virgin Media Secured Finance PLC
6.500% due 01/15/18	865	939
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/17 (Þ)	1,300	1,409
Vodafone Group PLC
4.150% due 06/10/14	295	312
Volkswagen International Finance NV
1.625% due 03/22/15 (Þ)	1,625	1,649
Volvo Treasury AB
5.950% due 04/01/15 (Þ)	1,085	1,188
Westpac Banking Corp.
3.585% due 08/14/14 (Å)	2,000	2,106
Willis Group Holdings PLC
4.125% due 03/15/16	1,560	1,656
Woolworths, Ltd.
2.550% due 09/22/15 (Þ)	1,655	1,714
Xstrata Finance Canada, Ltd.
4.000% due 10/25/22 (Þ)	2,675	2,687

		133,259

Mortgage-Backed Securities - 34.2%
American Home Mortgage Investment Trust
Series 2004-4 Class 4A
2.641% due 02/25/45 (Ê)	117	113
Banc of America Funding Corp.
Series 2005-5 Class 1A11
5.500% due 09/25/35	336	355
Series 2005-D Class A1
2.620% due 05/25/35 (Ê)	184	190
Series 2006-G Class 2A3
0.381% due 07/20/36 (Ê)	1,138	1,123
Series 2007-E Class 4A1
3.073% due 07/20/47 (Ê)	471	346
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2003-1 Class SBE
6.770% due 03/11/32 (Þ)	172	175
Series 2005-2 Class A5
4.857% due 07/10/43	1,690	1,848
Series 2006-3 Class A4
5.889% due 07/10/44	1,330	1,523
Series 2006-6 Class A4
5.356% due 10/10/45	1,925	2,215
Series 2007-1 Class A4
5.451% due 01/15/49	1,000	1,160
Series 2007-2 Class AAB
5.581% due 04/10/49	919	997
Series 2008-1 Class A4
6.205% due 02/10/51	1,250	1,527
Banc of America Mortgage Securities, Inc.
Series 2004-1 Class 5A1
6.500% due 09/25/33	15	16

	Principal Amount ($) or Shares	Fair Value $
Series 2004-2 Class 5A1
6.500% due 10/25/31	16	16
Series 2004-11 Class 2A1
5.750% due 01/25/35	272	279
Series 2005-H Class 2A5
3.103% due 09/25/35 (Ê)	575	497
Series 2006-2 Class A15
6.000% due 07/25/46	10	9
Series 2006-B Class 1A1
2.970% due 10/20/46 (Ê)	108	58
Bayview Commercial Asset Trust
Series 2005-3A Class A1
0.531% due 11/25/35 (Ê)(Þ)	755	592
Bear Stearns Adjustable Rate Mortgage Trust
Series 2002-11 Class 1A1
4.591% due 02/25/33 (Ê)	4	4
Series 2004-8 Class 2A1
3.081% due 11/25/34 (Ê)	366	346
Series 2004-9 Class 22A1
3.473% due 11/25/34 (Ê)	89	89
Series 2004-10 Class 22A1
2.843% due 01/25/35 (Ê)	83	82
Series 2005-2 Class A1
2.570% due 03/25/35 (Ê)	1,304	1,314
Series 2005-12 Class 13A1
5.378% due 02/25/36 (Ê)	80	76
Bear Stearns Alt-A Trust
Series 2004-13 Class A1
0.951% due 11/25/34 (Ê)	1,618	1,574
Series 2005-4 Class 23A1
2.916% due 05/25/35 (Ê)	322	288
Series 2005-7 Class 22A1
3.007% due 09/25/35 (Ê)	208	168
Bear Stearns Commercial Mortgage Securities
Series 2004-PWR3 Class A4
4.715% due 02/11/41	3,900	4,045
Series 2005-PWR7 Class A3
5.116% due 02/11/41	1,730	1,885
Series 2005-T20 Class A4A
5.150% due 10/12/42	2,325	2,610
Series 2006-T22 Class A4
5.539% due 04/12/38	1,115	1,272
Series 2007-PW15 Class A4
5.331% due 02/11/44	1,250	1,393
Bear Stearns Structured Products, Inc.
Series 2007-R6 Class 1A1
2.848% due 01/26/36 (Ê)	338	203
Series 2007-R6 Class 2A1
2.814% due 12/26/46 (Ê)	168	92
Chase Mortgage Finance Corp.
Series 2005-A1 Class 2A2
2.752% due 12/25/35 (Ê)	91	79
Citigroup Commercial Mortgage Trust
Series 2006-C5 Class A4
5.431% due 10/15/49	1,225	1,414

378	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Citigroup Mortgage Loan Trust, Inc.
Series 2005-3 Class 2A2B
2.680% due 08/25/35 (Ê)	340	184
Series 2005-11 Class A2A
2.570% due 10/25/35 (Ê)	187	172
Series 2007-AR8 Class 2A1A
2.853% due 07/25/37 (Ê)	296	222
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1 Class A4
5.219% due 07/15/44	765	855
Commercial Mortgage Asset Trust
Series 1999-C1 Class A4
6.975% due 01/17/32	306	309
Commercial Mortgage Pass Through Certificates
Series 2003-LB1A Class A2
4.084% due 06/10/38	1,518	1,537
Series 2007-FL14 Class AJ
0.394% due 06/15/22 (Ê)(Þ)	3,561	3,446
Countrywide Alternative Loan Trust
Series 2007-OA6 Class A1B
0.411% due 06/25/37 (Ê)	445	334
Series 2007-OA7 Class A1A
0.391% due 05/25/47 (Ê)	457	313
Countrywide Asset-Backed Certificates
Series 2005-IM1 Class A2
0.491% due 11/25/35 (Ê)	517	516
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-22 Class A3
2.905% due 11/25/34 (Ê)	238	217
Series 2004-HYB9 Class 1A1
2.726% due 02/20/35 (Ê)	530	483
Series 2005-3 Class 1A2
0.501% due 04/25/35 (Ê)	776	584
Series 2005-HYB9 Class 3A2A
2.783% due 02/20/36 (Ê)	78	66
Credit Suisse First Boston Mortgage Securities Corp.
Series 2001-CP4 Class D
6.610% due 12/15/35	446	448
Series 2003-C3 Class B
4.052% due 05/15/38	320	324
Series 2003-C3 Class C
4.082% due 05/15/38	950	963
Series 2003-C4 Class D
5.353% due 08/15/36	540	554
Series 2003-C5 Class D
5.116% due 12/15/36	680	686
Series 2005-9 Class 2A1
5.500% due 10/25/35	708	668
Credit Suisse Mortgage Capital Certificates
Series 2006-C4 Class A3
5.467% due 09/15/39	1,350	1,540
Series 2006-C5 Class A3
5.311% due 12/15/39	750	855

	Principal Amount ($) or Shares	Fair Value $
Series 2007-C1 Class A3
5.383% due 02/15/40	2,500	2,771
Series 2007-C3 Class A4
5.677% due 06/15/39	2,400	2,729
Series 2007-C5 Class A3
5.694% due 09/15/40	545	574
Series 2007-C5 Class A4
5.695% due 09/15/40	1,200	1,383
Series 2008-C1 Class A2FL
2.614% due 02/15/41 (Ê)(Þ)	1,962	2,020
Series 2008-C1 Class A3
6.073% due 02/15/41	1,570	1,834
CW Capital Cobalt, Ltd.
Series 2007-C3 Class A4
5.804% due 05/15/46	1,700	1,992
DBRR Trust
1.393% due 09/25/45	680	681
Series 2011-LC2 Class A4A
4.537% due 07/12/44 (Þ)	690	805
Series 2012-EZ1 Class A
0.946% due 09/25/45 (Þ)	1,143	1,146
Deutsche ALT-A Securities, Inc.
Alternate Loan Trust
Series 2005-AR1 Class 2A3
2.091% due 08/25/35 (Ê)	1,039	703
Downey Savings & Loan Association Mortgage Loan Trust
Series 2004-AR3 Class 1A1B
2.465% due 07/19/44 (Ê)	80	73
Fannie Mae
5.500% due 2013	2	2
5.500% due 2015	270	291
6.500% due 2015	2	2
7.000% due 2015	1	1
5.500% due 2016	138	149
6.000% due 2016	11	12
6.500% due 2016	30	32
5.000% due 2017	121	131
5.500% due 2017	234	253
6.000% due 2017	347	371
6.500% due 2017	72	77
7.500% due 2017	—	—
8.500% due 2017	1	1
5.000% due 2018	273	297
5.500% due 2018	1,170	1,266
6.500% due 2018	86	97
5.000% due 2019	546	596
6.500% due 2019	45	50
3.500% due 2020	710	754
3.975% due 2020	1,654	1,888
4.000% due 2020	229	246
4.400% due 2020	1,160	1,348
4.672% due 2020	1,581	1,861
4.762% due 2020	1,562	1,836
5.000% due 2020	268	292
5.500% due 2020	1,901	2,069
6.500% due 2020	19	21

Russell Investment Grade Bond Fund	379

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

4.000% due 2021	110	119
4.304% due 2021	1,143	1,338
5.500% due 2021	948	1,028
4.500% due 2022	173	187
5.000% due 2022	226	246
5.500% due 2022	68	74
4.500% due 2023	1,104	1,190
5.000% due 2023	519	563
5.500% due 2023	268	291
4.000% due 2024	700	748
4.500% due 2024	1,189	1,281
5.000% due 2024	77	83
5.500% due 2024	814	883
8.000% due 2024	41	50
8.500% due 2024	7	7
9.000% due 2024	2	3
3.500% due 2025	1,764	1,873
4.000% due 2025	1,916	2,047
4.500% due 2025	1,588	1,714
7.000% due 2025	7	9
8.000% due 2025	1	1
8.500% due 2025	16	17
3.500% due 2026	6,186	6,665
4.000% due 2026	2,296	2,454
4.500% due 2026	111	120
6.000% due 2026	88	97
7.000% due 2026	16	18
9.000% due 2026	2	3
3.500% due 2027	213	227
7.000% due 2027	2	2
9.000% due 2027	1	1
8.000% due 2030	55	68
8.000% due 2031	51	61
6.000% due 2032	71	80
6.150% due 2032 (Ê)	346	373
8.000% due 2032	3	4
4.500% due 2033	2,410	2,671
5.000% due 2033	718	789
5.500% due 2033	975	1,086
6.000% due 2033	82	94
6.150% due 2033 (Ê)	262	281
6.500% due 2033	182	209
4.500% due 2034	36	39
5.000% due 2034	186	204
5.500% due 2034	2,090	2,322
6.000% due 2034	640	727
6.500% due 2034	289	333
2.549% due 2035 (Ê)	109	116
2.652% due 2035 (Ê)	237	253
4.500% due 2035	204	221
5.000% due 2035	4,977	5,442
5.500% due 2035	341	377
6.000% due 2035	1,133	1,280
5.000% due 2036	1,175	1,286
5.500% due 2036	3,631	4,000
6.000% due 2036	1,247	1,395
6.500% due 2036	603	684

	Principal Amount ($) or Shares	Fair Value $
5.500% due 2037	256	281
6.000% due 2037	3,584	3,986
6.500% due 2037	526	598
5.000% due 2038	2,426	2,654
5.500% due 2038	2,096	2,303
6.000% due 2038	1,789	1,986
6.500% due 2038	556	640
4.500% due 2039	1,234	1,331
5.000% due 2039	9	10
5.500% due 2039	1,744	1,912
6.500% due 2039	155	176
4.000% due 2040	389	423
4.500% due 2040	3,442	3,723
5.000% due 2040	1,579	1,745
3.500% due 2041	1,832	1,981
4.000% due 2041	7,894	8,468
4.500% due 2041	2,690	2,916
3.000% due 2042	29,937	31,424
1.348% due 2044 (Ê)	65	66
15 Year TBA(Ï)
2.500%	11,530	12,067
3.000%	9,380	9,894
3.500%	3,155	3,348
5.500%	200	216
30 Year TBA(Ï)
3.000%	44,800	46,955
3.500%	76,850	81,857
4.000%	15,815	16,935
4.500%	21,295	22,972
5.000%	15,535	16,948
5.500%	6,580	7,214
6.000%	3,105	3,441
5.000% due 12/01/35	46	50
4.500% due 06/01/41	310	336
Series 2003-343 Class 6
Interest Only STRIP
5.000% due 10/01/33	336	49
Series 2003-345 Class 18
Interest Only STRIP
4.500% due 12/01/18	557	42
Series 2003-345 Class 19
Interest Only STRIP
4.500% due 01/01/19	612	46
Series 2005-365 Class 12
Interest Only STRIP
5.500% due 12/01/35	916	136
Series 2006-369 Class 8
Interest Only STRIP
5.500% due 04/01/36	204	26
Fannie Mae Grantor Trust
Series 2002-T5 Class A1
0.451% due 05/25/32 (Ê)	357	343
Fannie Mae REMICS
Series 1992-158 Class ZZ
7.750% due 08/25/22	82	94
Series 1999-56 Class Z
7.000% due 12/18/29	160	186

380	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Series 2003-32 Class FH
0.611% due 11/25/22 (Ê)	33	33
Series 2003-35 Class FY
0.611% due 05/25/18 (Ê)	299	301
Series 2005-117 Class LC
5.500% due 11/25/35	1,491	1,628
Series 2006-5 Class 3A2
2.693% due 05/25/35 (Ê)	33	35
Series 2007-30 Class AF
0.521% due 04/25/37 (Ê)	287	288
Series 2007-73 Class A1
0.271% due 07/25/37 (Ê)	207	199
Series 2009-70 Class PS
Interest Only STRIP
6.539% due 01/25/37 (Ê)	7,037	1,072
Series 2009-96 Class DB
4.000% due 11/25/29	1,285	1,395
Series 2010-112 Class PI
Interest Only STRIP
6.000% due 10/25/40	4,915	716
Series 2011-127 Class FA
0.661% due 12/25/41 (Ê)	563	567
Fannie Mae Whole Loan
Series 2003-W1 Class 1A1
6.202% due 12/25/42	36	44
Series 2004-W2 Class 5AF
0.561% due 03/25/44 (Ê)	204	198
Fannie Mae-Aces
Series 2006-M2 Class A2F
5.259% due 05/25/20	413	471
Series 2012-M9 Class A2
2.482% due 04/25/22	130	134
Series 2012-M12 Class 1A
2.840% due 08/25/22	2,032	2,209
Series 2012-M14 Class A2
2.301% due 09/25/22	1,195	1,210
Series 2012-M15 Class A
2.746% due 10/25/22	1,570	1,645
FDIC Structured Sale Guaranteed Notes
Series 2010-S1 Class 1A
0.765% due 02/25/48 (Ê)(Þ)	433	434
Federal Home Loan Bank 4.500% due 07/01/41	207	224
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series 2010-K009 Class A2 3.808% due 08/25/20	1,615	1,838
Series 2011-K014 Class X1 Interest Only STRIP 1.272% due 04/25/21	4,675	399
Series 2011-K702 Class X1 Interest Only STRIP 1.559% due 02/25/18	316	22
Series 2011-K703 Class A1 1.873% due 01/25/18	683	705
Series 2012-K019 Class A2 2.272% due 03/25/22	400	407

	Principal Amount ($) or Shares	Fair Value $
Series 2012-K019 Class X1 Interest Only STRIP 1.751% due 03/25/22	13,805	1,736
Series 2012-K020 Class A2 2.373% due 05/25/22	1,510	1,548
Series 2012-K020 Class X1 Interest Only STRIP 1.479% due 05/25/22	7,765	842
Series 2012-K021 Class A1 1.603% due 01/25/22	460	471
Series 2012-K501 Class X1A Interest Only STRIP 1.756% due 08/25/16	20,237	999
Series 2012-K706 Class X1 1.594% due 10/25/18	9,029	741
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2005-63 Class 1A1 1.348% due 02/25/45 (Ê)	37	36
FHA Project Citi 68 NP 7.430% due 06/27/21	31	31
First Horizon Alternative Mortgage Securities Series 2006-AA7 Class A1 2.534% due 01/25/37 (Ê)	1,164	733
First Union-Lehman Brothers-Bank of America Series 1998-C2 Class D 6.778% due 11/18/35	141	141
Freddie Mac
6.000% due 2016	59	64
9.000% due 2016	25	28
6.000% due 2017	131	142
8.000% due 2017	4	4
4.500% due 2018	282	302
5.000% due 2018	66	72
4.500% due 2019	90	97
5.000% due 2019	200	217
5.500% due 2019	222	241
6.000% due 2022	10	11
5.500% due 2024	422	456
9.000% due 2024	4	4
3.500% due 2025	2,755	2,950
6.500% due 2025	5	5
8.000% due 2025	7	8
9.000% due 2025	6	6
3.000% due 2026	251	264
9.000% due 2026	1	1
2.482% due 2027 (Ê)	11	12
5.000% due 2027	5	6
6.500% due 2027	—	—
8.500% due 2027	24	29
5.000% due 2028	458	496
6.000% due 2028	415	457
6.500% due 2028	76	88
6.500% due 2029	105	123
2.533% due 2030 (Ê)	5	5
6.500% due 2031	158	185

Russell Investment Grade Bond Fund	381

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

5.500% due 2032	386	425
6.000% due 2032	31	35
6.500% due 2032	230	265
7.000% due 2032	151	176
7.500% due 2032	24	29
5.500% due 2033	190	209
6.000% due 2033	3	4
6.500% due 2033	29	33
4.500% due 2034	130	140
5.000% due 2034	1,150	1,256
5.500% due 2034	585	641
6.000% due 2034	75	84
6.500% due 2034	69	79
5.000% due 2035	1,002	1,089
5.500% due 2035	606	663
6.000% due 2035	168	188
5.000% due 2036	219	242
5.500% due 2036	737	804
6.000% due 2036	265	294
2.854% due 2037 (Ê)	330	354
5.000% due 2037	140	151
5.500% due 2037	321	350
5.600% due 2037 (Ê)	1,223	1,326
6.000% due 2037	674	742
5.000% due 2038	1,099	1,190
5.500% due 2038	3,601	3,927
6.000% due 2038	3,638	4,019
4.000% due 2039	291	310
4.500% due 2039	738	791
5.500% due 2039	71	77
6.000% due 2039	267	294
4.000% due 2040	2,332	2,568
4.500% due 2040	10,588	11,737
5.000% due 2040	490	540
5.500% due 2040	255	277
6.000% due 2040	173	190
4.000% due 2041	12,655	13,935
4.500% due 2041	5,188	5,594
5.000% due 2041	1,740	1,901
3.000% due 2042	732	767
4.000% due 2042	1,116	1,193
4.500% due 2042	975	1,051
15 Year TBA(Ï) 2.500%	1,440	1,504
30 Year TBA(Ï)
3.000%	720	754
3.500%	5,150	5,474
4.000%	1,220	1,257
Freddie Mac REMICS Series 1991-1053 Class G 7.000% due 03/15/21	15	18
Series 1998-2104 Class ZM 6.000% due 12/15/28	181	204
Series 2000-2266 Class F 0.664% due 11/15/30 (Ê)	4	4
Series 2002-2533 Class Z 5.500% due 12/15/32	3,985	4,429
Series 2006-3123 Class HT 5.000% due 03/15/26	1,023	1,147

	Principal Amount ($) or Shares	Fair Value $
Series 2007-3335 Class BF 0.364% due 07/15/19 (Ê)	270	270
Series 2007-3335 Class FT 0.364% due 08/15/19 (Ê)	367	367
Series 2009-3569 Class NY 5.000% due 08/15/39	3,600	4,197
Series 2010-3653 Class B 4.500% due 04/15/30	2,000	2,231
Series 2012-3989 Class BW 3.500% due 01/15/27	3,180	3,448
GE Business Loan Trust Series 2003-2A Class A 0.584% due 11/15/31 (Ê)(Þ)	860	802
Ginnie Mae I
8.000% due 2017	3	3
10.500% due 2020	4	4
8.000% due 2022	7	8
8.500% due 2022	8	8
8.500% due 2024	5	5
8.000% due 2025	13	13
9.000% due 2025	8	8
8.000% due 2026	32	39
3.000% due 2027	1,923	2,054
7.000% due 2029	2	2
8.000% due 2029	5	6
8.500% due 2029	18	18
8.000% due 2030	16	18
7.000% due 2031	152	182
7.000% due 2032	46	55
7.000% due 2033	13	16
Ginnie Mae II
1.625% due 2027 (Ê)	21	22
1.750% due 2030 (Ê)	8	9
2.000% due 2030 (Ê)	54	56
7.500% due 2032	4	4
5.500% due 2039	433	477
3.500% due 2040 (Ê)	9,423	10,083
4.000% due 2040 (Ê)	795	854
4.500% due 2041	3,860	4,261
5.500% due 2041	45	50
4.000% due 2042	1,202	1,313
4.500% due 2042	1,311	1,448
5.390% due 2059 (Ê)	1,259	1,412
5.245% due 2061 (Ê)	843	986
4.583% due 2062 (Ê)	3,309	3,827
4.845% due 2062 (Ê)	402	461
30 Year TBA(Ï)
3.000%	3,250	3,459
3.500%	5,755	6,251
4.000%	3,715	4,056
4.500%	3,670	4,025
Government National Mortgage Association Series 1999-44 Class ZG 8.000% due 12/20/29	114	141
Series 2004-93 Class PC 5.000% due 04/16/34	2,650	2,952
Series 2007-12 Class C 5.278% due 04/16/41	1,095	1,218

382	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Series 2007-26 Class SD Interest Only STRIP 6.586% due 05/16/37 (Ê)	4,851	818
Series 2010-74 Interest Only STRIP 1.306% due 03/16/50	15,153	797
Series 2010-116 Class MP 3.500% due 09/16/40	4,052	4,385
Series 2010-H12 Class PT 5.470% due 11/20/59	4,236	4,701
Series 2011-127 Interest Only STRIP 1.554% due 03/16/47	4,539	335
Series 2012-115 Class A 2.131% due 04/16/45	429	446
Series 2012-115 Class IO Interest Only STRIP 0.434% due 04/16/54	6,661	346
Series 2012-H11 Class CI Interest Only STRIP 2.884% due 04/20/62	5,083	629
Series 2012-H23 Class FI Interest Only STRIP 0.775% due 10/20/62	6,485	233
Greenpoint Mortgage Pass-Through Certificates Series 2003-1 Class A1 3.177% due 10/25/33 (Ê)	150	146
Greenwich Capital Commercial Funding Corp. Series 2002-C1 Class B 5.104% due 01/11/35	26	26
Series 2003-C2 Class A3 4.533% due 01/05/36	100	100
Series 2006-GG7 Class A4 5.867% due 07/10/38	640	741
GS Mortgage Securities Corp. II Series 2011-GC5 Class A4 3.707% due 08/10/44	1,210	1,341
GSMPS Mortgage Loan Trust Series 2004-4 Class 1AF 0.611% due 06/25/34 (Ê)(Þ)	545	466
GSR Mortgage Loan Trust Series 2005-AR7 Class 6A1 5.136% due 11/25/35 (Ê)	1,440	1,443
Harborview Mortgage Loan Trust Series 2004-4 Class 3A 1.340% due 06/19/34 (Ê)	82	76
Series 2005-4 Class 3A1 3.079% due 07/19/35 (Ê)	237	190
Series 2006-3 Class 1A1A 3.077% due 06/19/36 (Ê)	3,057	1,762
Homestar Mortgage Acceptance Corp. Series 2004-5 Class A1 0.661% due 10/25/34 (Ê)	2,855	2,759
Impac CMB Trust Series 2004-5 Class 1A1 0.931% due 10/25/34 (Ê)	348	326

	Principal Amount ($) or Shares	Fair Value $
Indymac Index Mortgage Loan Trust Series 2004-AR6 Class 5A1 2.711% due 10/25/34 (Ê)	1,546	1,503
Series 2005-AR15 Class A2 4.795% due 09/25/35 (Ê)	179	151
Series 2007-FLX1 Class A1 0.311% due 02/25/37 (Ê)	312	311
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2002-C2 Class A2 5.050% due 12/12/34	125	125
Series 2003-C1 Class A2 4.985% due 01/12/37	391	392
Series 2003-C1 Class D 5.192% due 01/12/37	290	292
Series 2003-PM1A Class B 5.408% due 08/12/40	680	698
Series 2005-LDP2 Class A3 4.697% due 07/15/42	16	16
Series 2006-LDP8 Class A3B 5.447% due 05/15/45	820	852
Series 2006-LDP8 Class A4 5.399% due 05/15/45	1,055	1,217
Series 2007-CB18 Class A4 5.440% due 06/12/47	1,300	1,507
Series 2007-CB20 Class ASB 5.688% due 02/12/51	1,065	1,171
JP Morgan Mortgage Trust Series 2005-A1 Class 6T1 4.985% due 02/25/35 (Ê)	92	93
Series 2006-A2 Class 1A1 2.897% due 04/25/36 (Ê)	317	260
LB-UBS Commercial Mortgage Trust Series 2003-C3 Class F 4.333% due 02/15/37	664	669
Series 2003-C5 Class C 4.762% due 04/15/37	360	368
Series 2004-C7 Class A1A 4.475% due 10/15/29	345	365
Series 2005-C3 Class A5 4.739% due 07/15/30	450	489
Series 2007-C6 Class A4 5.858% due 07/15/40	1,170	1,390
Mastr Alternative Loans Trust Series 2003-4 Class B1 5.819% due 06/25/33	236	208
Series 2004-10 Class 5A6 5.750% due 09/25/34	428	436
Merrill Lynch Floating Trust Series 2008-LAQA Class A2 0.756% due 07/09/21 (Ê)(Þ)	3,900	3,766
Merrill Lynch Mortgage Investors, Inc. Series 2005-A10 Class A 0.421% due 02/25/36 (Ê)	192	162
Merrill Lynch Mortgage Trust Series 2003-KEY1 Class A4 5.236% due 11/12/35	1,300	1,345

Russell Investment Grade Bond Fund	383

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Series 2005-CIP1 Class AM 5.107% due 07/12/38	965	1,058
Series 2008-C1 Class A4 5.690% due 02/12/51	1,385	1,631
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-5 Class A4 5.378% due 08/12/48	2,000	2,265
Series 2007-7 Class A4 5.728% due 06/12/50	2,760	3,155
Series 2007-8 Class A3 5.949% due 08/12/49	900	1,045
Series 2007-8 Class ASB 5.882% due 08/12/49	766	823
MLCC Mortgage Investors, Inc. Series 2005-2 Class 3A 1.215% due 10/25/35 (Ê)	97	94
Series 2005-3 Class 4A 0.461% due 11/25/35 (Ê)	44	40
Morgan Stanley Capital I, Inc. Series 2005-HQ5 Class A4 5.168% due 01/14/42	1,125	1,213
Series 2005-T19 Class A4A 4.890% due 06/12/47	1,205	1,327
Series 2006-HQ9 Class A4 5.731% due 07/12/44	1,135	1,311
Series 2006-T21 Class A4 5.162% due 10/12/52	1,135	1,272
Series 2006-T23 Class A4 5.819% due 08/12/41	1,310	1,527
Series 2007-IQ16 Class A4 5.809% due 12/12/49	400	478
Series 2011-C3 Class A2 3.224% due 07/15/49	400	432
Series 2011-C3 Class A4 4.118% due 07/15/49	235	268
Series 2012-C4 Class A4 3.244% due 03/15/45	1,510	1,613
Morgan Stanley Mortgage Loan Trust Series 2004-6AR Class 1A 0.661% due 07/25/34 (Ê)	1,943	1,906
NorthStar 2012-1 Mortgage Trust Series 2012-1 Class A 1.450% due 04/25/15 (Ê)(Þ)	600	599
OBP Depositor LLC Trust Series 2010-OBP Class A 4.646% due 07/15/45 (Þ)	910	1,072
Prime Mortgage Trust Series 2004-CL1 Class 1A2 0.611% due 02/25/34 (Ê)	50	45
Series 2004-CL1 Class 2A2
0.611% due 02/25/19 (Ê)	3	3
RALI Trust
Series 2005-QA10 Class A41
3.915% due 09/25/35 (Ê)	543	408
Series 2005-QO3 Class A1
0.611% due 10/25/45 (Ê)	597	397

	Principal Amount ($) or Shares	Fair Value $
Series 2006-QO7 Class 3A2
0.416% due 09/25/46 (Ê)	919	495
Salomon Brothers Mortgage Securities VII, Inc.
Series 2003-UP2 Class A1
4.000% due 12/25/18	60	63
Structured Adjustable Rate Mortgage
Loan Trust
Series 2005-19XS Class 1A1
0.531% due 10/25/35 (Ê)	295	223
Structured Asset Mortgage
Investments, Inc.
Series 2005-AR5 Class A2
0.462% due 07/19/35 (Ê)	211	205
Structured Asset Securities Corp.
Series 2003-26A Class 3A5
2.802% due 09/25/33 (Ê)	512	505
Series 2003-34A Class 5A4
2.776% due 11/25/33 (Ê)	1,521	1,542
Series 2006-11 Class A1
2.858% due 10/28/35 (Ê)(Þ)	92	83
Temporary Deal
4.529% due 11/01/62	1,535	1,732
Wachovia Bank Commercial
Mortgage Trust
Series 2003-C5 Class B
4.107% due 06/15/35	107	109
Series 2006-WL7A Class A1
0.304% due 09/15/21 (Ê)(Þ)	71	69
Series 2007-C33 Class A2
5.878% due 02/15/51	29	29
Series 2007-WHL8 Class A1
0.294% due 06/15/20 (Ê)(Þ)	101	97
Washington Mutual Mortgage Pass
Through Certificates
Series 2003-AR9 Class 1A7
2.447% due 09/25/33 (Ê)	75	76
Series 2003-AR10 Class A7
2.513% due 10/25/33 (Ê)	647	666
Series 2005-AR6 Class B3
0.871% due 04/25/45 (Å)(Ê)	414	3
Series 2005-AR13 Class A1A1
0.501% due 10/25/45 (Ê)	69	62
Series 2005-AR17 Class A1A2
0.501% due 12/25/45 (Ê)	238	210
Series 2007-OA2 Class 2A
0.848% due 01/25/47 (Ê)	317	162
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 Class A3
2.918% due 10/15/45	930	967
Series 2012-LC5 Class AS
3.539% due 10/15/45	480	502
Wells Fargo Mortgage Backed
Securities Trust
Series 2003-17 Class 2A10
5.500% due 01/25/34	938	986
Series 2004-CC Class A1

384	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

2.620% due 01/25/35 (Ê)	214	214
Series 2006-2 Class 2A3
5.500% due 03/25/36	303	292
Series 2006-AR2 Class 2A1
2.629% due 03/25/36	323	313
Series 2006-AR8 Class 1A3
2.667% due 04/25/36 (Ê)	1,481	1,460
WF-RBS Commercial Mortgage Trust
Series 2011-C5 Class A4
3.667% due 11/15/44	1,105	1,224

		655,113

Municipal Bonds - 1.6%
Brazos Higher Education Authority
Revenue Bonds
0.584% due 12/26/24 (Ê)	338	309
City of Houston Texas General
Obligation Limited
6.290% due 03/01/32	775	958
City of New York New York General
Obligation Unlimited
6.246% due 06/01/35	600	704
County of Clark Nevada Airport
System Revenue Bonds
6.820% due 07/01/45	200	284
Iowa Tobacco Settlement Authority
Revenue Bonds
6.500% due 06/01/23	65	64
Los Angeles Community College
District General Obligation
Unlimited
6.750% due 08/01/49	5,000	6,852
Los Angeles Unified School District
General Obligation Unlimited
6.758% due 07/01/34	100	133
Massachusetts School Building
Authority Revenue Bonds
5.468% due 06/15/27	5,000	6,042
Municipal Electric Authority of
Georgia Revenue Bonds
6.637% due 04/01/57	180	217
7.055% due 04/01/57	1,410	1,566
New York City Municipal Water
Finance Authority Revenue Bonds
6.491% due 06/15/42	1,700	2,008
New York State Dormitory Authority
Revenue Bonds
5.000% due 03/15/34	2,000	2,342
Public Power Generation Agency
Revenue Bonds
7.242% due 01/01/41	300	358
San Diego County Regional Airport Authority Revenue Bonds
6.628% due 07/01/40	500	564
San Diego Tobacco Settlement Revenue Funding Corp.
Revenue Bonds

	Principal Amount ($) or Shares		Fair Value $
7.125% due 06/01/32		255	210
South Carolina Student Loan Corp.
Revenue Bonds
0.538% due 12/01/20 (Ê)		900	888
State of California General Obligation Unlimited
7.500% due 04/01/34		100	135
5.650% due 04/01/39 (Ê)		100	102
7.550% due 04/01/39		875	1,220
7.600% due 11/01/40		1,275	1,800
State of Illinois General Obligation Unlimited
5.665% due 03/01/18		900	1,022
4.350% due 06/01/18		1,070	1,124
5.877% due 03/01/19		335	386
5.100% due 06/01/33		875	864
Tobacco Settlement Finance Authority Revenue Bonds
7.467% due 06/01/47		470	374

			30,526

Non-US Bonds - 3.8%
Asset-Backed European Securitisation Transaction Srl
Series 2011-6 Class A1
1.604% due 03/15/18 (Ê)	GBP	605	973
Bumper 2 SA
Series 2011-2 Class A
1.360% due 02/23/23 (Ê)	EUR	4,500	5,886
Canadian Government Bond
2.750% due 06/01/22	CAD	1,750	1,902
Chester Asset Receivables Dealings PLC
Series 2004-1 Class A
0.894% due 04/15/16 (Ê)	GBP	800	1,288
European Loan Conduit
Series 2007-25X Class A
0.495% due 05/15/19 (Ê)	EUR	51	63
Fosse Master Issuer PLC
Series 2011-1X Class A7
1.608% due 10/18/54 (Ê)	EUR	3,000	4,017
Granite Master Issuer PLC
Series 2005-2 Class A5
0.390% due 12/20/54 (Ê)	EUR	874	1,114
Series 2005-2 Class A7
0.824% due 12/20/54 (Ê)	GBP	240	381
Series 2005-4 Class A5
0.310% due 12/20/54 (Ê)	EUR	1,132	1,443
Series 2006-4 Class A7
0.330% due 12/20/54 (Ê)	EUR	446	568
Granite Mortgages PLC
Series 2004-2 Class 3A
0.951% due 06/20/44 (Ê)	GBP	2,870	4,548
HIGHWAY BV
Series 2012-1 Class A
1.210% due 03/26/24 (Ê)	EUR	4,000	5,228
Holmes Master Issuer PLC
Series 2010-1X Class A4
1.710% due 10/15/54 (Ê)	EUR	8,000	10,705

Russell Investment Grade Bond Fund	385

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

Hyde Park CDO BV
Series 2006-1A Class A1
1.187% due 06/14/22 (Ê)(Þ)	EUR	1,096	1,364
Italy Buoni Poliennali Del Tesoro
2.250% due 11/01/13	EUR	5,800	7,554
2.500% due 03/01/15	EUR	3,400	4,396
4.500% due 07/15/15	EUR	5,000	6,758
3.750% due 04/15/16	EUR	1,500	1,987
3.750% due 08/01/16	EUR	200	264
4.750% due 09/15/16	EUR	500	682
Mexican Bonos
Series M 20
12.500% due 11/30/17	MXN	17,300	1,825
Province of British Columbia
4.300% due 06/18/42	CAD	100	118
Province of Ontario Canada
4.300% due 03/08/17	CAD	100	111
4.200% due 06/02/20	CAD	700	788
4.000% due 06/02/21	CAD	400	444
3.150% due 06/02/22	CAD	1,000	1,036
4.700% due 06/02/37	CAD	400	483
4.600% due 06/02/39	CAD	300	360
Province of Quebec Canada
4.500% due 12/01/17	CAD	200	225
4.500% due 12/01/18	CAD	400	453
4.250% due 12/01/21	CAD	1,200	1,345
3.500% due 12/01/22	CAD	700	737
Spain Government Bond
3.150% due 01/31/16	EUR	800	1,018
4.250% due 10/31/16	EUR	500	650
Titrisocram
Series 2012-1 Class A
1.080% due 03/25/22 (Ê)	EUR	1,200	1,570

			72,284

United States Government Agencies - 2.4%
Fannie Mae
5.250% due 09/15/16		145	170
5.375% due 06/12/17		100	121
7.125% due 01/15/30		240	380
7.250% due 05/15/30		230	371
6.625% due 11/15/30		230	353
Federal Farm Credit Banks
5.125% due 08/25/16		310	363
Federal Home Loan Banks
0.875% due 12/27/13		680	685
0.500% due 10/16/15		2,680	2,679
0.550% due 11/13/15		2,955	2,957
0.500% due 11/20/15		1,575	1,577
1.790% due 05/16/19		450	452
Federal Home Loan Mortgage Corp.
0.625% due 12/29/14		3,510	3,530
2.500% due 05/27/16		390	417
2.000% due 08/25/16		2,815	2,960
1.000% due 03/08/17		200	202
1.000% due 06/29/17		1,300	1,313
1.000% due 09/29/17		400	403

	Principal Amount ($) or Shares	Fair Value $
3.750% due 03/27/19	595	690
1.750% due 05/30/19	1,490	1,540
1.250% due 08/01/19	200	200
1.250% due 10/02/19	200	200
2.375% due 01/13/22	5,165	5,413
Series 0001 0.550% due 02/27/15	775	778
Federal National Mortgage Association
0.500% due 05/27/15	1,435	1,439
0.500% due 10/22/15	1,490	1,490
2.375% due 04/11/16	215	229
1.125% due 04/27/17	800	813
0.875% due 10/26/17	3,700	3,705
0.875% due 12/20/17	2,285	2,283
Zero coupon due 10/09/19	2,490	2,179
6.000% due 04/18/36	95	111
Series 1 0.500% due 09/28/15	4,160	4,167
Freddie Mac 5.050% due 01/26/15	690	762
Freddie Mac MAC 6.250% due 07/15/32	115	173
Tennessee Valley Authority 6.150% due 01/15/38	345	511

		45,616

United States Government Treasuries - 18.9%
United States Treasury Inflation Indexed Bonds
1.250% due 07/15/20 (Æ)	211	252
0.125% due 01/15/22 (Æ)	407	445
2.000% due 01/15/26 (Æ)	580	770
2.375% due 01/15/27 (Æ)	7,881	10,993
1.750% due 01/15/28 (Æ)	6,047	7,925
2.500% due 01/15/29 (Æ)	1,931	2,791
2.125% due 02/15/41 (Æ)	2,130	3,196
0.750% due 02/15/42 (Æ)	815	908
United States Treasury Notes
0.750% due 12/15/13	13,310	13,387
4.000% due 02/15/14	3,885	4,073
0.250% due 06/30/14	14,400	14,395
0.625% due 07/15/14	17,070	17,170
0.125% due 07/31/14	22,375	22,316
0.250% due 09/15/14	18,945	18,933
2.375% due 10/31/14	470	489
0.250% due 01/15/15	9,785	9,770
4.000% due 02/15/15	1,015	1,100
0.375% due 06/15/15	12,565	12,572
0.250% due 09/15/15	900	897
0.250% due 10/15/15	2,540	2,530
1.500% due 06/30/16	11,175	11,581
1.000% due 08/31/16	2,595	2,642
1.000% due 10/31/16	5,490	5,588
0.875% due 01/31/17	7,050	7,133
0.875% due 02/28/17	1,250	1,265
0.750% due 06/30/17	15,335	15,395
2.375% due 07/31/17	1,600	1,727

386	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

0.625% due 08/31/17	540	538
1.875% due 08/31/17	1,500	1,585
1.875% due 09/30/17	8,130	8,589
0.750% due 10/31/17	8,520	8,535
3.500% due 02/15/18	2,245	2,560
2.625% due 04/30/18	5,635	6,181
1.500% due 08/31/18	4,185	4,328
1.375% due 09/30/18	6,395	6,565
1.125% due 05/31/19	10,100	10,150
1.000% due 08/31/19	12,700	12,616
1.000% due 09/30/19	4,900	4,862
1.250% due 10/31/19	1,700	1,713
3.500% due 05/15/20	5,445	6,338
2.625% due 08/15/20	10,330	11,353
3.125% due 05/15/21	1,375	1,563
2.000% due 02/15/22	1,299	1,345
1.750% due 05/15/22	1,275	1,287
1.625% due 08/15/22 (Ñ)	20,045	19,935
6.000% due 02/15/26	125	182
6.500% due 11/15/26	835	1,278
Zero coupon due 11/15/27	2,200	1,519
6.125% due 11/15/27	1,365	2,047
5.375% due 02/15/31	5,350	7,711
4.375% due 02/15/38	3,230	4,238
3.500% due 02/15/39	5,345	6,116
4.375% due 05/15/40	1,780	2,346
3.875% due 08/15/40	2,250	2,739
3.125% due 11/15/41	2,010	2,133
3.000% due 05/15/42	22,260	22,994
2.750% due 08/15/42	8,965	8,783

		362,372

Total Long-Term Investments (cost $1,633,799)		1,687,687

Preferred Stocks - 0.4%
Financial Services - 0.4%
CoBank ACB (Å)	70,000	3,758
DG Funding Trust (Å)	392	2,876

		6,634

Total Preferred Stocks (cost $8,014)		6,634

Short-Term Investments - 26.0%
Abbey National Treasury Services PLC 1.602% due 06/10/13 (ž)	3,500	3,488
Allstate Life Global Funding Trusts 5.375% due 04/30/13	965	989
Ally Auto Receivables Trust Series 2012-3 Class A1 0.339% due 06/17/13	92	92
Series 2012-4 Class A1 0.302% due 09/06/13	1,393	1,394
American Express Credit Corp. 5.875% due 05/02/13	790	811

	Principal Amount ($) or Shares		Fair Value $
AmeriCredit Automobile Receivables Trust Series 2012-2 Class A1 0.300% due 05/08/13		389	389
Series 2012-3 Class A1 0.361% due 07/08/13		1,073	1,073
Series 2012-4 Class A1 0.300% due 09/09/13		3,785	3,786
ANZ National International, Ltd. 6.200% due 07/19/13 (Þ)		600	622
Apache Corp. 6.000% due 09/15/13		460	482
Appalachian Power Co. 0.810% due 08/16/13 (Ê)		3,900	3,905
ASIF Global Financing XIX 4.900% due 01/17/13 (Þ)		50	50
Australia & New Zealand Banking Group, Ltd. 1.289% due 05/08/13 (Å)(Ê)		700	700
Banco Santander Brasil SA
2.200% due 04/02/13 (ž)		300	298
3.100% due 10/01/13 (ž)		1,100	1,078
Bear Stearns Cos. LLC (The) 4.000% due 12/07/12 (Ê)	AUD	3,100	3,218
CarMax Auto Owner Trust Series 2012-2 Class A1 0.292% due 06/17/13		846	846
Caterpillar Financial Services Corp. 6.200% due 09/30/13		650	684
Caterpillar, Inc. 0.605% due 05/21/13 (Ê)		1,600	1,603
Citigroup, Inc.
5.500% due 04/11/13		675	689
5.850% due 07/02/13		100	103
6.500% due 08/19/13		320	335
Credit Suisse USA, Inc. 5.500% due 08/15/13		115	119
Daimler Finance NA LLC
1.677% due 07/11/13 (Ê)(Þ)		3,600	3,626
1.599% due 09/13/13 (Ê)(Þ)		500	503
Duke Energy Carolinas LLC 5.625% due 11/30/12		265	266
Fannie Discount Note Zero coupon due 01/23/13 (ž)		9,870	9,867
Fannie Mae
6.500% due 05/01/13		—	—
6.500% due 07/01/13		—	—
6.500% due 09/01/13		2	3
FIH Erhvervsbank A/S 0.769% due 06/13/13 (Ê)(Þ)		5,900	5,871
Ford Motor Credit Co. LLC 1.200% due 11/02/12 (ç)(ž)		3,500	3,500
Freddie Mac 6.000% due 02/01/13		—	—
Gazprom OAO Via Gaz Capital SA 7.343% due 04/11/13 (Þ)		100	102

Russell Investment Grade Bond Fund	387

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

Gazprom OAO Via RBS AG Series REGS 9.625% due 03/01/13		100	102
GE Equipment Transportation LLC Series 2012-2 Class A1 0.260% due 10/24/13		1,550	1,550
General Electric Capital Corp. 2.125% due 12/21/12		1,070	1,073
Goldman Sachs Group, Inc. (The)
5.450% due 11/01/12 (ç)		220	220
4.750% due 07/15/13		320	329
5.250% due 10/15/13		150	156
Harley-Davidson Motorcycle Trust Series 2012-1 Class A1 0.235% due 08/15/13		588	588
Hewlett-Packard Co. 0.711% due 05/24/13 (Ê)		1,900	1,898
Honda Auto Receivables Owner Trust Series 2012-1 Class A1 0.413% due 03/15/13		277	277
HSBC Finance Corp. 0.468% due 04/05/13 (Ê)	EUR	500	648
Huntington Auto Trust Series 2012-1 Class A1 0.342% due 03/15/13		216	216
Hyundai Auto Lease Securitization Trust 2012-A Series 2012-A Class A1 0.384% due 06/17/13 (Þ)		1,239	1,240
Hyundai Auto Receivables Trust Series 2012-B Class A1 0.293% due 07/15/13		1,553	1,554
Series 2012-C Class A1 0.230% due 10/15/13		4,420	4,420
ING Bank NV 1.439% due 03/15/13 (Å)(Ê)		1,900	1,905
International Lease Finance Corp. 5.625% due 09/20/13		400	412
Itau Unibanco SA 0.010% due 11/05/12 (ç)(ž)		1,300	1,300
Zero coupon due 11/13/12 (ç)(ž)		1,400	1,399
John Deere Owner Trust Series 2012-A Class A1 0.379% due 03/15/13		409	410
Series 2012-B Class A1 0.267% due 09/16/13		3,257	3,259
Kellogg Co. 5.125% due 12/03/12		300	301
MBNA Corp. 6.125% due 03/01/13		445	453
Merrill Lynch & Co., Inc. 5.450% due 02/05/13		3,600	3,644
Mondelez International, Inc. 2.625% due 05/08/13		4,900	4,948
National Australia Bank, Ltd. 5.350% due 06/12/13 (Þ)		600	617

	Principal Amount ($) or Shares			Fair Value $
New Jersey Economic Development Authority Revenue Bonds 1.389% due 06/15/13 (Ê)		1,100		1,103
Nissan Auto Receivables Owner Trust Series 2012-A Class A1 0.359% due 03/15/13		234		234
Series 2012-B Class A1 0.263% due 08/15/13		2,368		2,368
Ohio Power Co. Series C 5.500% due 03/01/13		85		86
Principal Life Income Funding Trusts 5.300% due 04/24/13		300		307
RBS Holdings USA, Inc. 0.325% due 11/16/12 (ç)(ž)		1,51	0	1,510
Russell U.S. Cash Management Fund		343,009,68	7 (¥)	343,010
Santander Drive Auto Receivables Trust Series 2012-4 Class A1 0.432% due 07/15/13		1,010		1,010
Series 2012-5 Class A1 0.336% due 08/15/13		1,139		1,139
Series 2012-6 Class A1 0.300% due 10/15/13		4,340		4,340
SLM Corp. 0.582% due 06/17/13 (Ê)	EUR	650		830
SMART Trust Series 2012-1USA Class A1 0.477% due 03/14/13 (Þ)		195		195
Series 2012-4US Class A1 0.290% due 10/14/13		340		340
Transocean, Inc. 5.250% due 03/15/13		280		284
United Parcel Service, Inc. 4.500% due 01/15/13		100		101
United States Treasury Bills 0.098% due 12/13/12 (ç)(ž)		70		70
Zero coupon due 03/07/13 (ž)		270		270
Zero coupon due 07/25/13 (ž)		17		17
Zero coupon due 08/22/13 (ž)		41		41
Zero coupon due 09/19/13 (ž)		27		27
United States Treasury Inflation Indexed Bonds 0.625% due 04/15/13 (Æ)		774		777
United States Treasury Notes 0.375% due 07/31/13		45,000		45,060
Volkswagen Auto Lease Trust Series 2012-A Class A1 0.332% due 06/20/13		412		412
Wachovia Corp. 5.500% due 05/01/13		1,800		1,844
Westlake Automobile Receivables Trust Series 2012-1A Class A1 0.426% due 09/16/13 (Þ)		4,270		4,271
WM Wrigley Jr Co. 3.050% due 06/28/13 (Å)		5,000		5,078

388	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

World Omni Automobile Lease Securitization Trust Series 2012-A Class A1 0.328% due 06/17/13	1,102		1,102

Total Short-Term Investments (cost $499,124)			499,237

Other Securities - 0.2%
Russell U.S. Cash Collateral Fund(X)	4,195,413	(¥)	4,195

Total Other Securities (cost $4,195)			4,195

Total Investments - 114.6% (identified cost $2,145,132)			2,197,753

Other Assets and Liabilities, Net - (14.6%)			(280,471)

Net Assets - 100.0%			1,917,282

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	389

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share and cost per unit amounts)

Restricted Securities

% of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Fair Value (000) $
1.2%
Australia & New Zealand Banking Group, Ltd.	06/15/11	700,000	99.93	700	700
Banque PSA Finance SA	03/28/11	700,000	100.00	700	687
BNP Paribas SA	06/17/05	1,900,000	97.83	1,859	1,767
CoBank ACB	03/23/11	70,000	55.20	3,864	3,758
DG Funding Trust	11/04/03	392	10,587.26	4,150	2,876
Electricite de France SA	01/21/09	400,000	99.89	400	423
GSPA Monetization Trust	10/01/10	676,935	100.94	683	697
ING Bank NV	06/01/11	400,000	100.00	400	403
ING Bank NV	06/02/11	1,900,000	100.04	1,901	1,905
Intesa Sanpaolo SpA	02/14/11	700,000	100.00	700	690
Kraft Foods Group, Inc.	07/16/12	665,000	122.55	815	824
LBG Capital No. 1 PLC	09/22/05	200,000	100.00	200	184
Ras Laffan Liquefied Natural Gas Co., Ltd. III	08/04/05	840,320	104.05	874	927
Resona Bank, Ltd.	09/08/05	100,000	99.94	100	108
Washington Mutual Mortgage Pass Through Certificates	04/01/05	414,215	100.00	414	3
Westpac Banking Corp.	08/12/10	2,000,000	103.22	2,064	2,106
WM Wrigley Jr Co.	07/08/10	5,000,000	100.19	5,009	5,078

					23,136

For a description of restricted securities see note 9 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

390	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount	Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Euribor Futures (Germany)	6	EUR 1,491	12/14	1
Eurodollar Futures (CME)	87	USD 21,607	03/15	67
Eurodollar Futures (CME)	202	USD 50,129	06/15	58
Eurodollar Futures (CME)	12	USD 2,975	09/15	16
Eurodollar Futures (CME)	45	USD 11,142	12/15	(1)
Eurodollar Futures (CME)	21	USD 5,193	03/16	(2)
Eurodollar Futures (CME)	3	USD 741	06/16	(1)
Eurodollar Futures (CME)	2	USD 493	09/16	—
United States Treasury 2 Year Note Futures	140	USD 30,846	12/12	(14)
United States Treasury 5 Year Note Futures	193	USD 23,980	12/12	25
United States Treasury 10 Year Note Futures	121	USD 16,097	12/12	16
United States Treasury 30 Year Bond Futures	105	USD 15,678	12/12	(21)

Short Positions
Euro-Bund Futures (Germany)	4	EUR 567	12/12	(7)
United States Treasury 5 Year Note Futures	20	USD 2,485	12/12	(3)
United States Treasury 10 Year Note Futures	29	USD 3,858	12/12	(15)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)				119

Options Written	Call/Put	Number of Contracts	Strike Price	Notional Amount		Expiration Date	Fair Value $

Inflationary Floor Options	Call	1	0.00	USD	1,930	11/23/20	(4)
Inflationary Floor Options	Put	1	0.00	USD	1,600	03/12/20	(3)
Inflationary Floor Options	Put	1	0.00	USD	1,000	04/07/20	(2)
Inflationary Floor Options	Put	1	0.00	USD	1,000	09/29/20	(1)

Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD 0.750%	Call	2	0.00		8,900	03/18/13	(18)
USD Three Month LIBOR/USD 0.900%	Call	2	0.00		700	01/21/13	(2)
USD Three Month LIBOR/USD 1.150%	Call	1	0.00		1,700	11/19/12	(2)
USD 0.920%/USD Three Month LIBOR	Put	2	0.00		12,600	11/14/12	—
USD 1.000%/USD Three Month LIBOR	Put	1	0.00		7,700	11/19/12	—
USD 1.100%/USD Three Month LIBOR	Put	2	0.00		700	01/21/13	(3)
USD 1.200%/USD Three Month LIBOR	Put	3	0.00		14,100	03/18/13	(38)
USD 1.200%/USD Three Month LIBOR	Put	1	0.00		4,900	07/11/13	(2)
USD 1.400%/USD Three Month LIBOR	Put	1	0.00		1,500	03/18/13	(2)
USD 1.550%/USD Three Month LIBOR	Put	1	0.00		1,700	11/19/12	—
USD 1.750%/USD Three Month LIBOR	Put	1	0.00		8,100	11/19/12	—
USD 2.000%/USD Three Month LIBOR	Put	1	0.00		2,500	03/18/13	(1)
USD 2.250%/USD Three Month LIBOR	Put	1	0.00		7,200	05/28/13	—

Total Liability for Options Written (premiums received $384)							(78)

Transactions in options written contracts for the period ended October 31, 2012 were as follows:

	Number of Contracts	Premiums Received

Outstanding October 31, 2011	413	$1,843
Opened	214	923
Closed	(377)	(2,186)
Expired	(227)	(196)

Outstanding October 31, 2012	23	$384

Russell Investment Grade Bond Fund	391

See accompanying notes which are an integral part of the financial statements.

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	20,683	AUD	19,930	11/16/12	(17)
Barclays Bank PLC	USD	200	BRL	409	12/04/12	1
Barclays Bank PLC	USD	146	CAD	144	12/20/12	(2)
Barclays Bank PLC	USD	12,095	JPY	964,790	11/16/12	(8)
Barclays Bank PLC	JPY	39,331	USD	502	12/10/12	9
Barclays Bank PLC	JPY	87,612	USD	1,118	12/10/12	20
Citibank	AUD	2,933	USD	2,989	11/21/12	(51)
Citibank	CAD	4,088	USD	4,100	11/16/12	8
Citibank	CAD	3,291	USD	3,398	12/20/12	106
Citibank	EUR	443	USD	574	12/17/12	(1)
Citibank	EUR	4,624	USD	5,924	12/17/12	(72)
Citibank	EUR	8,668	USD	11,397	12/17/12	157
Credit Suisse First Boston	USD	20,421	SEK	136,624	11/16/12	169
Credit Suisse First Boston	SEK	9,957	USD	1,480	11/16/12	(21)
Deutsche Bank AG	AUD	19,972	USD	20,457	11/16/12	(252)
Deutsche Bank AG	CAD	1,088	USD	1,115	12/20/12	27
Deutsche Bank AG	CAD	1,884	USD	1,928	12/20/12	44
Deutsche Bank AG	JPY	320,763	USD	4,070	11/16/12	51
Deutsche Bank AG	JPY	363,300	USD	4,561	11/16/12	10
Deutsche Bank AG	MXN	30,248	USD	2,287	12/03/12	(16)
Goldman Sachs	USD	7,127	GBP	4,443	11/02/12	43
Goldman Sachs	CAD	4,083	USD	4,100	11/16/12	13
Goldman Sachs	GBP	4,443	USD	7,127	12/04/12	(43)
Goldman Sachs	JPY	286,959	USD	3,599	11/16/12	4
HSBC Bank PLC	USD	500	BRL	1,026	12/04/12	3
HSBC Bank PLC	USD	100	BRL	206	02/04/13	—
HSBC Bank PLC	USD	1,487	BRL	3,070	02/04/13	6
HSBC Bank PLC	USD	171	GBP	106	11/02/12	—
HSBC Bank PLC	USD	78	MXN	1,013	12/03/12	(1)
HSBC Bank PLC	USD	200	MXN	2,584	12/03/12	(3)
HSBC Bank PLC	USD	200	MXN	2,581	12/03/12	(4)
HSBC Bank PLC	BRL	3,070	USD	1,499	12/04/12	(7)
HSBC Bank PLC	EUR	788	USD	1,032	12/17/12	10
HSBC Bank PLC	EUR	4,623	USD	5,937	12/17/12	(57)
HSBC Bank PLC	EUR	7,000	USD	8,825	12/17/12	(252)
HSBC Bank PLC	GBP	5,660	USD	9,164	11/02/12	30
JPMorgan Chase Bank	USD	114	MXN	1,480	12/03/12	(2)
JPMorgan Chase Bank	EUR	12,080	GBP	9,737	11/16/12	54
JPMorgan Chase Bank	EUR	141	USD	182	12/17/12	(1)
JPMorgan Chase Bank	EUR	2,288	USD	2,965	12/17/12	(1)
JPMorgan Chase Bank	JPY	324,836	USD	4,090	11/16/12	20
JPMorgan Chase Bank	JPY	639,228	USD	8,143	11/16/12	135
Morgan Stanley & Co., Inc.	USD	17	MXN	225	12/03/12	—
Morgan Stanley & Co., Inc.	USD	77	MXN	1,018	12/03/12	1
Royal Bank of Canada	CAD	4,070	USD	4,080	11/16/12	6
Royal Bank of Scotland PLC	USD	559	EUR	431	12/17/12	—
Royal Bank of Scotland PLC	USD	1,780	GBP	1,111	11/02/12	13
Royal Bank of Scotland PLC	EUR	6,681	USD	8,530	12/17/12	(134)
Royal Bank of Scotland PLC	SEK	17,356	USD	2,580	11/16/12	(36)
Royal Bank of Scotland PLC	SEK	108,706	USD	16,228	11/16/12	(154)
UBS AG	USD	100	BRL	205	12/04/12	—
UBS AG	USD	700	BRL	1,431	12/04/12	1
UBS AG	USD	100	BRL	205	02/04/13	—

See accompanying notes which are an integral part of the financial statements.

392	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

UBS AG	USD	100	BRL	206	02/04/13	—
UBS AG	USD	100	BRL	206	02/04/13	—
UBS AG	USD	300	BRL	617	02/04/13	—
UBS AG	USD	19	MXN	241	12/03/12	—
UBS AG	USD	110	MXN	1,427	12/03/12	(1)
UBS AG	USD	200	MXN	2,585	12/03/12	(3)
UBS AG	USD	300	MXN	3,872	12/03/12	(5)
UBS AG	USD	1,207	MXN	15,566	12/03/12	(22)
UBS AG	EUR	3,640	GBP	2,934	11/16/12	15
UBS AG	EUR	41	USD	54	11/16/12	—
UBS AG	EUR	8	USD	10	12/17/12	—
UBS AG	EUR	1,936	USD	2,478	12/17/12	(32)
UBS AG	EUR	9,247	USD	11,829	12/17/12	(162)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(404)

Index Swap Contracts
Fund Receives Underlying Security	Counterparty	Notional Amount		Terms	Termination Date	Fair Value $

Barclays Capital U.S. Aggregate Bond Index	Bank of America	USD	20,549	1 Month LIBOR plus 0.100%	02/28/13	—
Barclays Capital U.S. Aggregate Bond Index	Bank of America	USD	50,743	1 Month LIBOR plus 0.050%	03/01/13	143
Barclays Capital U.S. Aggregate Bond Index	Barclays Bank PLC	USD	25,034	1 Month LIBOR plus 0.140%	09/01/13	41
Barclays Capital U.S. Aggregate Bond Index	Barclays Bank PLC	USD	25,034	1 Month LIBOR plus 0.200%	09/01/13	39
Barclays Capital U.S. Aggregate Bond Index	Barclays Bank PLC	USD	20,028	1 Month LIBOR plus 0.165%	09/01/13	32
Barclays Capital U.S. Aggregate Bond Index	Barclays Bank PLC	USD	20,000	1 Month LIBOR plus 0.140%	10/01/13	32

Total Fair Value of Open Index Swap Contracts Premiums Paid (Received) - $ - (å)						287

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	393

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Interest Rate Swap Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Fair Value $

Bank of America	MXN	600	5.500%	Mexico Interbank 28 Day Deposit Rate	09/02/22	(1)
Barclays Bank PLC	MXN	28,300	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	21
Barclays Bank PLC	MXN	9,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	2
Barclays Bank PLC	USD	695	Three Month LIBOR	2.417%	11/15/27	(9)
Barclays Bank PLC	USD	695	Three Month LIBOR	2.481%	11/15/27	(16)
Citibank	USD	1,390	Three Month LIBOR	2.714%	08/15/42	(41)
Credit Suisse First Boston	USD	10,400	Three Month LIBOR	2.750%	06/20/42	(461)
Goldman Sachs	USD	6,600	1.500%	Three Month LIBOR	03/18/16	46
Goldman Sachs	USD	100	1.000%	Federal Fund Effective Rate - 1 Year	10/15/17	—
Goldman Sachs	USD	3,000	Three Month LIBOR	0.850%	10/15/17	(8)
Goldman Sachs	USD	4,700	Three Month LIBOR	2.500%	12/19/42	117
HSBC	MXN	1,700	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	1
HSBC	MXN	1,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	—
Morgan Stanley	MXN	1,700	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	1
Morgan Stanley	MXN	46,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	13
Morgan Stanley	USD	1,500	1.000%	Federal Fund Effective Rate - 1 Year	10/15/17	(1)
Morgan Stanley	MXN	1,500	6.350%	Mexico Interbank 28 Day Deposit Rate	06/02/21	5
Morgan Stanley	MXN	2,100	5.500%	Mexico Interbank 28 Day Deposit Rate	09/02/22	(5)

Total Fair Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $463 (å)						(336)

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Fair Value $

American International Group, Inc.	Bank of America	1.061%	USD	900	1.000%	03/20/16	(1)
American International Group, Inc.	Citibank	1.061%	USD	1,000	1.000%	03/20/16	(1)
Bank of America Corp.	Deutsche Bank	0.731%	USD	100	1.000%	09/20/14	1
Berkshire Hathaway, Inc.	Deutsche Bank	0.428%	USD	2,900	1.000%	03/20/13	9
Citigroup	Deutsche Bank	0.692%	USD	100	1.000%	09/20/14	1
GE Capital Corp.	Deutsche Bank	0.217%	USD	1,425	1.070%	12/20/12	4
GE Capital Corp.	Bank of America	0.967%	USD	2,300	1.000%	03/20/16	8
MetLife, Inc.	Deutsche Bank	0.376%	USD	1,500	2.050%	03/20/13	13
MetLife, Inc.	UBS	0.376%	USD	1,500	2.050%	03/20/13	13
MetLife, Inc.	Bank of America	0.953%	USD	1,800	1.000%	12/20/14	5
MetLife, Inc.	Credit Suisse First Boston	0.953%	USD	100	1.000%	12/20/14	—
Morgan Stanley	Credit Suisse First Boston	1.306%	USD	300	1.000%	09/20/14	(1)
Prudential Financial, Inc.	Deutsche Bank	0.301%	USD	1,500	2.300%	03/20/13	15
Prudential Financial, Inc.	UBS	0.301%	USD	1,500	2.300%	03/20/13	15
Wells Fargo & Co.	Goldman Sachs	0.144%	USD	700	1.000%	06/20/13	4
Wells Fargo & Co.	Credit Suisse First Boston	0.175%	USD	1,000	1.000%	09/20/13	8

Total Fair Value on Open Corporate Issues Premiums Paid (Received) - ($151)							93

See accompanying notes which are an integral part of the financial statements.

394	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Credit Indices
Reference Entity	Counterparty	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Fair Value $

CMBX AJ Index	JPMorgan	USD	2,200	0.080%		12/13/49	(133)
CMBX AJ Index	Morgan Stanley	USD	2,300	0.080%		12/13/49	(139)
Dow Jones CDX Index	Deutsche Bank	USD	1,543	0.708%		12/20/12	3
Dow Jones CDX Index	Goldman Sachs	USD	1,300	1.120%		12/20/12	4
Dow Jones CDX Index	JPMorgan	USD	400	1.120%		12/20/12	1
Dow Jones CDX Index	JPMorgan	USD	675	0.553%		12/20/17	12
Dow Jones CDX Index	Morgan Stanley	USD	5,498	0.771%		12/20/12	11
Dow Jones CDX Index	Morgan Stanley	USD	4,500	(1.000%	)	12/20/17	(7)
Dow Jones CDX Index	Morgan Stanley	USD	600	0.963%		12/20/12	1
Dow Jones CDX Index	Pershing	USD	289	0.548%		12/20/17	5
Dow Jones CDX Index	UBS	USD	8,600	(1.000%	)	06/20/17	(52)
Markit iTraxx Europe Series 16 Index	Morgan Stanley	EUR	200	(1.000%	)	12/20/16	2
Markit iTraxx Europe Series 18 Index	Bank of America	EUR	1,000	(1.000%	)	12/20/17	17
Markit iTraxx Europe Series 18 Index	Goldman Sachs	EUR	1,500	(1.000%	)	12/20/17	26

Total Fair Value on Open Credit Indices Premiums Paid (Received) - ($187)							(249)

Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Fair Value $

Brazil Government International Bond	Barclays Bank PLC	0.648%	USD	500	1.000%	06/20/15	6
Brazil Government International Bond	Deutsche Bank	0.648%	USD	500	1.000%	06/20/15	6
Brazil Government International Bond	Deutsche Bank	0.648%	USD	1,000	1.000%	06/20/15	11
Brazil Government International Bond	Goldman Sachs	0.648%	USD	500	1.000%	06/20/15	6
Brazil Government International Bond	Morgan Stanley	0.648%	USD	500	1.000%	06/20/15	6
Brazil Government International Bond	Bank of America	0.688%	USD	1,000	1.000%	09/20/15	11
Brazil Government International Bond	Citibank	0.688%	USD	1,000	1.000%	09/20/15	11
Brazil Government International Bond	HSBC	0.688%	USD	700	1.000%	09/20/15	8
Brazil Government International Bond	JPMorgan	0.688%	USD	200	1.000%	09/20/15	2
Brazil Government International Bond	UBS	0.688%	USD	500	1.000%	09/20/15	6
Brazil Government International Bond	Bank of America	0.776%	USD	2,600	1.000%	03/20/16	25
Brazil Government International Bond	Credit Suisse First Boston	0.824%	USD	1,900	1.000%	06/20/16	16
Brazil Government International Bond	Deutsche Bank	0.824%	USD	1,000	1.000%	06/20/16	8
Brazil Government International Bond	HSBC	0.824%	USD	7,400	1.000%	06/20/16	62
Brazil Government International Bond	JPMorgan	0.866%	USD	200	1.000%	09/20/16	1
China Government International Bond	Morgan Stanley	0.232%	USD	2,000	1.000%	03/20/15	43
China Government International Bond	Barclays Bank PLC	0.367%	USD	2,400	1.000%	03/20/16	60
China Government International Bond	Morgan Stanley	0.414%	USD	1,200	1.000%	06/20/16	30
China Government International Bond	Deutsche Bank	0.454%	USD	400	1.000%	09/20/16	10
China Government International Bond	Goldman Sachs	0.454%	USD	100	1.000%	09/20/16	2
China Government International Bond	JPMorgan	0.454%	USD	400	1.000%	09/20/16	10
China Government International Bond	Morgan Stanley	0.454%	USD	300	1.000%	09/20/16	7
China Government International Bond	Deutsche Bank	0.897%	USD	200	1.000%	06/20/17	1
France Government International Bond	Goldman Sachs	0.291%	USD	3,300	0.250%	03/20/16	1
France Government International Bond	Morgan Stanley	0.291%	USD	500	0.250%	03/20/16	—
France Government International Bond	Royal Bank of Scotland	0.291%	USD	500	0.250%	03/20/16	—
France Government International Bond	HSBC	0.409%	USD	100	0.250%	09/20/16	—
Germany Government International Bond	UBS	0.140%	USD	1,200	0.250%	06/20/16	5
Japan Government International Bond	Bank of America	0.439%	USD	100	1.000%	03/20/16	2
Japan Government International Bond	Bank of America	0.439%	USD	200	1.000%	03/20/16	4
Japan Government International Bond	JPMorgan	0.439%	USD	700	1.000%	03/20/16	13
Japan Government International Bond	Goldman Sachs	0.487%	USD	500	1.000%	06/20/16	9

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	395

Russell Investment Company

Russell Investment Grade Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Credit Default Swap Contracts
Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Fair Value $

Kazakhstan Government International Bond	Citibank	1.168%	USD	300	1.000%	03/20/16	(1)
Korea Government International Bond	Deutsche Bank	0.414%	USD	400	1.000%	06/20/16	10
Korea Government International Bond	Deutsche Bank	0.414%	USD	600	1.000%	06/20/16	14
Mexico Government International Bond	Citibank	0.504%	USD	400	1.000%	03/20/15	5
Mexico Government International Bond	Credit Suisse First Boston	0.504%	USD	400	1.000%	03/20/15	5
Mexico Government International Bond	Deutsche Bank	0.504%	USD	200	1.000%	03/20/15	3
Mexico Government International Bond	Bank of America	0.589%	USD	300	1.000%	09/20/15	4
Mexico Government International Bond	Citibank	0.589%	USD	700	1.000%	09/20/15	9
Mexico Government International Bond	Deutsche Bank	0.674%	USD	900	1.000%	03/20/16	11
Mexico Government International Bond	Goldman Sachs	0.674%	USD	3,100	1.000%	03/20/16	38
Mexico Government International Bond	Citibank	0.721%	USD	1,000	1.000%	06/20/16	11
Mexico Government International Bond	Deutsche Bank	0.721%	USD	2,100	1.000%	06/20/16	24
Mexico Government International Bond	Morgan Stanley	0.761%	USD	300	1.000%	09/20/16	3
Mexico Government International Bond	Goldman Sachs	0.910%	USD	200	1.000%	06/20/17	1
Russian Government International Bond	Goldman Sachs	1.431%	USD	100	1.000%	06/20/17	(2)
United Kingdom Gilt	JPMorgan	0.052%	USD	300	1.000%	03/20/15	7
United Kingdom Gilt	JPMorgan	0.052%	USD	100	1.000%	03/20/15	2
United Kingdom Gilt	Goldman Sachs	0.078%	USD	400	1.000%	12/20/15	12
United Kingdom Gilt	Credit Suisse First Boston	0.104%	USD	200	1.000%	03/20/16	6
United Kingdom Gilt	UBS	0.126%	USD	1,000	1.000%	06/20/16	33
United Kingdom Gilt	UBS	0.126%	USD	400	1.000%	06/20/16	13
United States Government Bond	BNP Paribas	0.178%	EUR	1,000	0.250%	03/20/16	—

Total Fair Value on Open Sovereign Issues Premiums Paid (Received) - ($785)							590

Total Fair Value on Open Credit Default Swap Contracts Premiums Paid (Received) - ($1,123) (å)							434

See accompanying notes which are an integral part of the financial statements.

396	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Long-Term Investments
Asset-Backed Securities	$—	$79,127	$—	$79,127	4.1
Corporate Bonds and Notes	—	304,615	4,775	309,390	16.1
International Debt	—	130,292	2,967	133,259	6.9
Mortgage-Backed Securities	—	652,626	2,487	655,113	34.2
Municipal Bonds	—	30,526	—	30,526	1.6
Non-US Bonds	—	71,311	973	72,284	3.8
United States Government Agencies	—	45,616	—	45,616	2.4
United States Government Treasuries	—	362,372	—	362,372	18.9
Preferred Stocks	3,758	—	2,876	6,634	0.4
Short-Term Investments	—	499,237	—	499,237	26.0
Other Securities	—	4,195	—	4,195	0.2

Total Investments	3,758	2,179,917	14,078	2,197,753	114.6

Other Assets and Liabilities, Net					(14.6)

					100.0

Other Financial Instruments
Futures Contracts	119	—	—	119	—	*
Options Written	—	(68)	(10)	(78)	(—	)*
Foreign Currency Exchange Contracts	—	(404)	—	(404)	(—	)*
Index Swaps Contracts	—	287	—	287	—	*
Interest Rate Swap Contracts	—	(799)	—	(799)	(—	)*
Credit Default Swap Contracts	—	1,557	—	1,557	0.1

Total Other Financial Instruments**	$119	$573	$(10)	$682

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October 31, 2012 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	397

Russell Investment Company

Russell Investment Grade Bond Fund

Fair Value of Derivative Instruments — October 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts
Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$956	$—
Daily variation margin on futures contracts*	—	—	183
Index swap contracts, at fair value	—	—	287
Interest rate swap contracts, at fair value	—	—	206
Credit default swap contracts, at fair value	771	—	—

Total	$771	$956	$676

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$—	$—	$64
Unrealized depreciation on foreign currency exchange contracts	—	1,360	—
Options written, at fair value	—	—	78
Interest rate swap contracts, at fair value	—	—	542
Credit default swap contracts, at fair value	337	—	—

Total	$337	$1,360	$684

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$—	$—	$6,883
Options written	—	—	2,214
Credit default swap contracts	(350)	—	—
Index swap contracts	—	—	1,299
Interest rate swap contracts	—	—	2,365
Foreign currency-related transactions**	—	(5,336)	—

Total	$(350)	$(5,336)	$12,761

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$—	$—	$(2,134)
Options written	—	—	(961)
Credit default swap contracts	2,665	—	—
Index swap contracts	—	—	299
Interest rate swap contracts	—	—	(2,309)
Foreign currency-related transactions***	—	1,083	—

Total	$2,665	$1,083	$(5,105)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

398	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$2,145,132
Investments, at fair value***, *******	2,197,753
Cash (restricted)(a)(b)	2,043
Foreign currency holdings*	75
Unrealized appreciation on foreign currency exchange contracts	956
Receivables:
Dividends and interest	8,977
Dividends from affiliated Russell funds	42
Investments sold	47,280
Fund shares sold	4,866
Investments matured******	219
Daily variation margin on futures contracts	246
Prepaid expenses	5
Index swap contracts, at fair value	287
Interest rate swap contracts, at fair value*****	206
Credit default swap contracts, at fair value****	771

Total assets	2,263,726

Liabilities
Payables:
Due to custodian	169
Due to broker(c)(d)(e)	1,921
Investments purchased	322,844
Fund shares redeemed	14,039
Accrued fees to affiliates	726
Other accrued expenses	220
Daily variation margin on futures contracts	13
Unrealized depreciation on foreign currency exchange contracts	1,360
Options written, at fair value**	78
Payable upon return of securities loaned	4,195
Interest rate swap contracts, at fair value*****	542
Credit default swap contracts, at fair value****	337

Total liabilities	346,444

Net Assets	$1,917,282

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	399

Russell Investment Company

Russell Investment Grade Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$3,155
Accumulated net realized gain (loss)	57,312
Unrealized appreciation (depreciation) on:
Investments	52,621
Futures contracts	119
Options written	306
Credit default swap contracts	1,557
Index swap contracts	287
Interest rate swap contracts	(799)
Investments matured	(540)
Foreign currency-related transactions	(409)
Shares of beneficial interest	829
Additional paid-in capital	1,802,844

Net Assets	$1,917,282

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$23.15
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$24.05
Class A — Net assets	$11,982,709
Class A — Shares outstanding ($.01 par value)	517,649
Net asset value per share: Class C(#)	$23.03
Class C — Net assets	$36,339,510
Class C — Shares outstanding ($.01 par value)	1,578,083
Net asset value per share: Class E(#)	$23.13
Class E — Net assets	$43,762,338
Class E — Shares outstanding ($.01 par value)	1,891,720
Net asset value per share: Class I(#)	$23.14
Class I — Net assets	$410,806,970
Class I — Shares outstanding ($.01 par value)	17,752,363
Net asset value per share: Class S(#)	$23.12
Class S — Net assets	$805,089,325
Class S — Shares outstanding ($.01 par value)	34,819,008
Net asset value per share: Class Y(#)	$23.15
Class Y — Net assets	$609,301,161
Class Y — Shares outstanding ($.01 par value)	26,314,199
Amounts in thousands

* Foreign currency holdings - cost	$81
** Premiums received on options written	$384
*** Securities on loan included in investments	$4,498
**** Credit default swap contracts - premiums paid (received)	$(1,123)
***** Interest rate swap contracts - premiums paid (received)	$463
****** Investments matured - cost	$760
******* Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$347,205
(a) Cash Collateral for Futures	$1,256
(b) Cash Collateral for Swaps	$787
(c) Due to Broker for Swaps	$1,230
(d) Due to Broker for TBAs	$386
(e) Due to Broker for Forwards	$305

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

400	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Dividends	$533
Dividends from affiliated Russell funds	367
Interest	44,365
Securities lending income	37

Total investment income	45,302

Expenses
Advisory fees	4,588
Administrative fees	908
Custodian fees	558
Distribution fees - Class A	21
Distribution fees - Class C	259
Transfer agent fees - Class A	16
Transfer agent fees - Class C	65
Transfer agent fees - Class E	81
Transfer agent fees - Class I	437
Transfer agent fees - Class S	1,364
Transfer agent fees - Class Y	27
Professional fees	82
Registration fees	189
Shareholder servicing fees - Class C	86
Shareholder servicing fees - Class E	109
Trustees’ fees	35
Printing fees	85
Miscellaneous	114

Expenses before reductions	9,024
Expense reductions	(23)

Net expenses	9,001

Net investment income (loss)	36,301

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	54,631
Futures contracts	6,883
Options written	2,214
Credit default swap contracts	(350)
Index swap contracts	1,299
Interest rate swap contracts	2,365
Foreign currency-related transactions	(5,785)

Net realized gain (loss)	61,257

Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	27,076
Futures contracts	(2,134)
Options written	(961)
Credit default swap contracts	2,665
Index swap contracts	299
Interest rate swap contracts	(2,309)
Investment matured	1,921
Foreign currency-related transactions	1,105

Net change in unrealized appreciation (depreciation)	27,662

Net realized and unrealized gain (loss)	88,919

Net Increase (Decrease) in Net Assets from Operations	$125,220

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	401

Russell Investment Company

Russell Investment Grade Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$36,301	$41,218
Net realized gain (loss)	61,257	17,179
Net change in unrealized appreciation (depreciation)	27,662	(2,418)

Net increase (decrease) in net assets from operations	125,220	55,979

Distributions
From net investment income
Class A	(127)	(48)
Class C	(339)	(560)
Class E	(755)	(1,211)
Class I	(8,095)	(10,765)
Class S	(13,728)	(13,353)
Class Y	(12,721)	(17,981)
From net realized gain
Class A	(54)	(37)
Class C	(345)	(1,103)
Class E	(475)	(1,453)
Class I	(3,998)	(12,808)
Class S	(7,242)	(13,794)
Class Y	(6,289)	(19,331)
From return of capital

Net decrease in net assets from distributions	(54,168)	(92,444)

Share Transactions*
Net increase (decrease) in net assets from share transactions	126,463	95,402
Fund Reimbursements	—	191

Total Net Increase (Decrease) in Net Assets	197,515	59,128

Net Assets
Beginning of period	1,719,767	1,660,639

End of period	$1,917,282	$1,719,767

Undistributed (overdistributed) net investment income included in net assets	$3,155	$4,870

See accompanying notes which are an integral part of the financial statements.

402	Russell Investment Grade Bond Fund

Russell Investment Company

Russell Investment Grade Bond Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	414	$9,328	178	$3,943
Proceeds from reinvestment of distributions	8	174	4	83
Payments for shares redeemed	(82)	(1,851)	(50)	(1,059)

Net increase (decrease)	340	7,651	132	2,967

Class C
Proceeds from shares sold	444	9,958	326	7,199
Proceeds from reinvestment of distributions	30	655	71	1,537
Payments for shares redeemed	(354)	(7,948)	(645)	(14,167)

Net increase (decrease)	120	2,665	(248)	(5,431)

Class E
Proceeds from shares sold	535	12,075	870	19,158
Proceeds from reinvestment of distributions	49	1,079	107	2,323
Payments for shares redeemed	(728)	(16,356)	(1,340)	(29,642)

Net increase (decrease)	(144)	(3,202)	(363)	(8,161)

Class I
Proceeds from shares sold	4,903	110,070	4,622	101,988
Proceeds from reinvestment of distributions	511	11,377	1,020	22,170
Payments for shares redeemed	(4,712)	(106,638)	(7,372)	(162,106)

Net increase (decrease)	702	14,809	(1,730)	(37,948)

Class S
Proceeds from shares sold	14,473	326,097	16,275	359,201
Proceeds from reinvestment of distributions	916	20,351	1,208	26,282
Payments for shares redeemed	(10,067)	(226,673)	(7,997)	(176,385)

Net increase (decrease)	5,322	119,775	9,486	209,098

Class Y
Proceeds from shares sold	6,351	143,669	4,168	91,276
Proceeds from reinvestment of distributions	854	19,010	1,627	35,436
Payments for shares redeemed	(7,836)	(177,914)	(8,668)	(191,835)

Net increase (decrease)	(631)	(15,235)	(2,873)	(65,123)

Total increase (decrease)	5,709	$126,463	4,404	$95,402

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	403

Russell Investment Company

Russell Investment Grade Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions
Class A
October 31, 2012	22.31	.36	1.10	1.46	(.38)	(.24)	(.62)
October 31, 2011	22.85	.47	.21	.68	(.53)	(.69)	(1.22)
October 31, 2010(5)	21.87	.14	1.00	1.14	(.16)	—	(.16)
Class C
October 31, 2012	22.20	.21	1.08	1.29	(.22)	(.24)	(.46)
October 31, 2011	22.74	.32	.19	.51	(.36)	(.69)	(1.05)
October 31, 2010	21.31	.36	1.61	1.97	(.45)	(.09)	(.54)
October 31, 2009	18.68	.67	2.67	3.34	(.71)	—	(.71)
October 31, 2008	20.76	.72	(2.00)	(1.28)	(.80)	—	(.80)
Class E
October 31, 2012	22.28	.39	1.09	1.48	(.39)	(.24)	(.63)
October 31, 2011	22.82	.51	.18	.69	(.54)	(.69)	(1.23)
October 31, 2010	21.38	.55	1.62	2.17	(.64)	(.09)	(.73)
October 31, 2009	18.70	.84	2.67	3.51	(.83)	—	(.83)
October 31, 2008	20.77	.92	(2.00)	(1.08)	(.99)	—	(.99)
Class I
October 31, 2012	22.29	.45	1.09	1.54	(.45)	(.24)	(.69)
October 31, 2011	22.83	.56	.19	.75	(.60)	(.69)	(1.29)
October 31, 2010	21.39	.60	1.62	2.22	(.69)	(.09)	(.78)
October 31, 2009	18.69	.89	2.68	3.57	(.87)	—	(.87)
October 31, 2008	20.76	.97	(2.00)	(1.03)	(1.04)	—	(1.04)
Class S
October 31, 2012	22.27	.43	1.09	1.52	(.43)	(.24)	(.67)
October 31, 2011	22.81	.54	.19	.73	(.58)	(.69)	(1.27)
October 31, 2010	21.38	.54	1.65	2.19	(.67)	(.09)	(.76)
October 31, 2009	18.69	.86	2.68	3.54	(.85)	—	(.85)
October 31, 2008	20.76	.95	(2.01)	(1.06)	(1.01)	—	(1.01)
Class Y
October 31, 2012	22.30	.48	1.08	1.56	(.47)	(.24)	(.71)
October 31, 2011	22.84	.59	.18	.77	(.62)	(.69)	(1.31)
October 31, 2010	21.40	.59	1.64	2.23	(.70)	(.09)	(.79)
October 31, 2009	18.70	.90	2.68	3.58	(.88)	—	(.88)
October 31, 2008	20.77	.98	(2.00)	(1.02)	(1.05)	—	(1.05)

See accompanying notes which are an integral part of the financial statements.

404	Russell Investment Grade Bond Fund

$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

23.15	6.68	11,983	.79	.79	1.59	159
22.31	3.27	3,966	.80	.80	2.14	187
22.85	5.20	1,002	.81	.81	1.55	157

23.03	5.92	36,340	1.54	1.54	.92	159
22.20	2.42	32,369	1.55	1.55	1.48	187
22.74	9.48	38,798	1.54	1.54	1.66	157
21.31	18.25	34,706	1.55	1.55	3.37	87
18.68	(6.47)	29,741	1.63	1.60	3.54	105

23.13	6.76	43,762	.79	.74	1.74	159
22.28	3.31	45,365	.80	.72	2.32	187
22.82	10.38	54,743	.79	.68	2.50	157
21.38	19.38	43,414	.80	.67	4.25	87
18.70	(5.57)	48,193	.71	.67	4.48	105

23.14	7.05	410,807	.46	.46	2.01	159
22.29	3.57	380,063	.47	.47	2.57	187
22.83	10.64	428,647	.46	.44	2.76	157
21.39	19.61	392,070	.47	.42	4.49	87
18.69	(5.29)	406,332	.44	.41	4.74	105

23.12	6.93	805,089	.54	.54	1.92	159
22.27	3.50	657,013	.55	.55	2.44	187
22.81	10.55	456,448	.54	.54	2.43	157
21.38	19.50	125,051	.55	.55	4.37	87
18.69	(5.46)	133,108	.57	.54	4.61	105

23.15	7.15	609,301	.36	.36	2.11	159
22.30	3.67	600,991	.37	.37	2.66	187
22.84	10.77	681,001	.36	.36	2.70	157
21.40	19.63	364,142	.38	.38	4.55	87
18.70	(5.24)	480,605	.40	.37	4.78	105

See accompanying notes which are an integral part of the financial statements.

Russell Investment Grade Bond Fund	405

Russell Investment Company

Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Russell Short Duration Bond Fund - Class A ‡
	Total Return
1 Year	0.44%
5 Years	2.99	%§
10 Years	2.81	%§

Russell Short Duration Bond Fund - Class C
	Total Return
1 Year	3.59%
5 Years	3.00	%§
10 Years	2.43	%§

Russell Short Duration Bond Fund - Class E
	Total Return
1 Year	4.36%
5 Years	3.77	%§
10 Years	3.20	%§

Russell Short Duration Bond Fund - Class S
	Total Return
1 Year	4.66%
5 Years	4.04	%§
10 Years	3.47	%§

Russell Short Duration Bond Fund - Class Y ‡‡
	Total Return
1 Year	4.75%
5 Years	4.12	%§
10 Years	3.51	%§

BofA Merrill Lynch 1-3 Yr US Treasuries Index **
	Total Return
1 Year	0.41%
5 Years	2.70	%§
10 Years	2.78	%§

406	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Russell Short Duration Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of October 31, 2012, the Fund had three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and preservation of capital with a focus on short duration securities.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Russell Short Duration Bond Fund’s Class A, Class C, Class E, Class S and Class Y Shares gained 4.37%, 3.59%, 4.36%, 4.66% and 4.75%, respectively. This is compared to the Fund’s benchmark, the BofA Merrill Lynch 1-3 Year US Treasuries Index, which gained 0.41% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Short-Investment Grade Debt Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 3.70%. This return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The positive macroeconomic developments throughout the year generally sustained investors’ appetite for credit risk assets (i.e., assets that are sensitive to movements in the credit markets) during the fiscal year. This had a positive impact on the performance of the risk assets held in the Fund, which contributed to the Fund’s strong performance. In particular, the Fund’s exposure to investment grade corporate bonds and non-agency mortgages were strong contributors to performance. The Fund’s significant exposure to agency mortgages also contributed, as these securities were in high demand due to speculation that the U.S. Federal Reserve would announce a third round of quantitative easing. Market participants anticipated that the extra stimulus would involve additional purchases of agency mortgages, thus driving up the technical demand for these securities. The market participants anticipated correctly. In fact, the actual stimulus announcement involved a larger purchase program than expected, which subsequently caused a further rally in agency mortgages and further improved Fund performance.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The Fund’s long term strategy is to underweight treasuries and overweight sectors with credit risk. Given this strategy, the Fund is expected to outperform its all-Treasury benchmark when risk assets are in demand and underperform during severe flights-to-quality. Given the market environment throughout the fiscal year, the Fund’s strategy led to outperformance, as the Fund’s non-treasury sector overweights contributed materially to the Fund’s performance this fiscal year.

Pacific Investment Management Company LLC (“PIMCO”) outperformed the Fund’s benchmark for the fiscal year. PIMCO’s more macro focused investment strategy and sector rotation contributed to their outperformance. PIMCO’s overweights to investment grade financials, agency mortgages and non-agency mortgages were the primary drivers of outperformance during this fiscal year. PIMCO correctly predicted the Fed’s stimulus announcement and its large agency mortgage positions benefited throughout the year.

Logan Circle Partners, L.P. (“Logan Circle”) outperformed the Fund’s benchmark for the fiscal year. Logan Circle’s outperformance was primarily explained by its overweight exposure to investment grade corporate bonds. The attribution of the balance of the outperformance was spread across overweights to commercial mortgages, agency mortgages, asset-backed securities, high yield corporate bonds and non-agency mortgages.

Wellington Management Company, LLP (“Wellington”) was hired in June 2012 and outperformed the Fund’s benchmark for the portion of the fiscal year in which it was a money manager for the Fund. Wellington’s marginal outperformance primarily came from macro strategies, quantitative strategies and an overweight exposure to corporate credit. Wellington’s macro strategies use fundamental macroeconomic inputs its economists to express macro themes in interest rates, yield curve and currency exposures, primarily in developed markets. Quantitative strategies use a model-driven approach to finding mispriced government bonds, primarily in G10 10-year government bonds.

Describe any changes to the Fund’s structure or the money manager line-up.

In June 2012, RIMCo hired Wellington Management Company, LLP to serve as a complement to the existing manager lineup of PIMCO and Logan Circle. Concurrently, PIMCO’s weight was reduced and Logan Circle’s weight was increased to make PIMCO and Logan equal weighted in the Fund.

Russell Short Duration Bond Fund	407

Russell Investment Company

Russell Short Duration Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Money Managers as of October 31, 2012	Styles
Logan Circle Partners, L.P.	Fully Discretionary
Pacific Investment Management Company LLC	Fully Discretionary
Wellington Management Company, LLP	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2002.

**	BofA Merrill Lynch 1-3 Yr US Treasuries Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class Y Shares on September 29, 2008. The returns shown for Class Y Shares are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

408	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,020.91	$1,020.81
Expenses Paid During Period*	$4.37	$4.37

*	Expenses are equal to the Fund’s annualized expense ratio of 0.86% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,016.78	$1,017.04
Expenses Paid During Period*	$8.16	$8.16

*	Expenses are equal to the Fund’s annualized expense ratio of 1.61% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,020.34	$1,020.81
Expenses Paid During Period*	$4.37	$4.37

*	Expenses are equal to the Fund’s annualized expense ratio of 0.86% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Short Duration Bond Fund	409

Russell Investment Company

Russell Short Duration Bond Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,022.17	$1,022.02
Expenses Paid During Period*	$3.15	$3.15

*	Expenses are equal to the Fund’s annualized expense ratio of 0.62% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,022.16	$1,022.57
Expenses Paid During Period*	$2.59	$2.59

*	Expenses are equal to the Fund’s annualized expense ratio of 0.51% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

410	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Long-Term Investments - 88.9%
Asset-Backed Securities - 7.5%
Ally Auto Receivables Trust 2012-SN1
Series 2012-SN1 Class A2
0.510% due 12/22/14	425	425
Series 2012-SN1 Class A4
0.700% due 12/21/15	1,995	1,996
Ally Master Owner Trust
Series 2010-2 Class A
4.250% due 04/15/17 (Þ)	3,000	3,232
Series 2011-1 Class A2
2.150% due 01/15/16	5,250	5,347
Series 2011-3 Class A2
1.810% due 05/15/16	985	1,002
Series 2012-1 Class A2
1.440% due 02/15/17	1,720	1,745
AmeriCredit Automobile Receivables Trust
Series 2010-1 Class B
3.720% due 11/17/14	1,023	1,033
Series 2010-4 Class B
1.990% due 10/08/15	1,435	1,452
Series 2011-2 Class A3
1.610% due 10/08/15	2,525	2,544
Series 2011-3 Class B
2.280% due 06/08/16	1,670	1,713
Series 2012-4 Class A3
0.670% due 06/08/17	5,000	5,002
Asset Backed Securities Corp. Home Equity
Series 2002-HE1 Class M1
1.864% due 03/15/32 (Ê)	397	335
Series 2004-HE6 Class A1
0.486% due 09/25/34 (Ê)	160	153
Atlantic City Electric Transition Funding LLC
Series 2003-1 Class A2
4.460% due 10/20/16	557	579
Bear Stearns Asset Backed Securities Trust
Series 2006-HE9 Class 1A2
0.361% due 11/25/36 (Ê)	2,436	1,515
Series 2007-HE7 Class 1A1
1.211% due 10/25/37 (Ê)	394	303
Capital One Multi-Asset Execution Trust
Series 2005-A10 Class A
0.294% due 09/15/15 (Ê)	1,365	1,365
Series 2005-B1 Class B1
4.900% due 12/15/17	2,075	2,237
CarMax Auto Owner Trust
Series 2010-1 Class A3
1.560% due 07/15/14	169	169
Centex Home Equity
Series 2003-C Class AF4
5.460% due 04/25/32	104	103
Chesapeake Funding LLC
Series 2012-1A Class A
0.969% due 11/07/23 (Ê)(Þ)	1,790	1,794

	Principal Amount ($) or Shares	Fair Value $
CIT Marine Trust
Series 1999-A Class A4
6.250% due 11/15/19	44	44
Countrywide Asset-Backed Certificates
Series 2001-BC3 Class A
0.691% due 12/25/31 (Ê)	59	36
Series 2005-1 Class AF4
5.147% due 07/25/35	260	252
Series 2005-4 Class AF3
4.456% due 10/25/35	26	26
Series 2005-17 Class 4A2A
0.471% due 05/25/36 (Ê)	298	288
Series 2006-3 Class 2A2
0.391% due 06/25/36 (Ê)	202	195
Series 2007-4 Class A2
5.530% due 04/25/47	360	336
DT Auto Owner Trust
Series 2011-2A Class B
2.120% due 02/16/16 (Þ)	1,915	1,916
Series 2011-3A Class A
1.400% due 08/15/14 (Þ)	812	813
Educational Services of America, Inc.
Series 2012-1 Class A1
1.361% due 09/25/40 (Ê)(Þ)	1,302	1,321
Enterprise Fleet Financing LLC
Series 2012-2 Class A2
0.720% due 04/20/18 (Þ)	3,200	3,201
Equity One ABS, Inc.
Series 2003-4 Class M1
5.369% due 10/25/34	415	351
Federal Home Loan Mortgage Corp. Structured Pass Through Securities
Series 2000-30 Class A5
8.161% due 12/25/30	2,220	2,418
Ford Credit Floorplan Master Owner Trust
Series 2012-4 Class A1
0.740% due 09/15/16	2,305	2,306
Fremont Home Loan Trust
Series 2006-E Class 2A1
0.271% due 01/25/37 (Ê)	14	6
GE-WMC Mortgage Securities LLC
Series 2006-1 Class A2A
0.251% due 08/25/36 (Ê)	11	4
GSAMP Trust
Series 2007-FM1 Class A2A
0.281% due 12/25/36 (Ê)	93	38
Honda Auto Receivables Owner Trust
Series 2011-2 Class A3
0.940% due 03/18/15	649	652
Series 2011-3 Class A3
0.880% due 09/21/15	400	402
HSBC Home Equity Loan Trust
Series 2005-1 Class A
0.501% due 01/20/34 (Ê)	173	161
Huntington Auto Trust
Series 2012-2 Class A2
0.380% due 09/15/15	565	565

Russell Short Duration Bond Fund	411

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Hyundai Auto Lease Securitization Trust
Series 2011-A Class A3
1.020% due 08/15/14 (Þ)	600	602
Long Beach Mortgage Loan Trust
Series 2004-4 Class 1A1
0.771% due 10/25/34 (Ê)	20	17
Marriott Vacation Club Owner Trust
Series 2006-1A Class D
6.502% due 04/20/28 (Þ)	98	99
Massachusetts Educational Financing Authority
Series 2008-1 Class A1
1.265% due 04/25/38 (Ê)	1,085	1,089
Mercedes-Benz Auto Lease Trust
Series 2011-B Class A4
1.240% due 07/17/17 (Þ)	3,055	3,080
Mercedes-Benz Auto Receivables Trust
Series 2012-1 Class A2
0.370% due 03/16/15	450	450
Nissan Master Owner Trust Receivables
Series 2012-A Class A
0.684% due 05/15/17 (Ê)	1,235	1,238
Porsche Innovative Lease Owner Trust
Series 2011-1 Class A4
1.260% due 11/20/17 (Þ)	2,000	2,016
Prestige Auto Receivables Trust
Series 2011-1A Class A3
1.900% due 08/17/15 (Þ)	1,385	1,394
Renaissance Home Equity Loan Trust
Series 2005-4 Class A3
5.565% due 02/25/36	106	86
Series 2007-2 Class AF2
5.675% due 06/25/37	354	168
Santander Drive Auto Receivables Trust
Series 2010-1 Class A3
1.840% due 11/17/14	2,200	2,219
Series 2010-2 Class B
2.240% due 12/15/14	450	454
Series 2011-1 Class A2
0.940% due 02/18/14	255	255
Series 2011-1 Class A3
1.280% due 01/15/15	1,240	1,246
Series 2011-1 Class B
2.350% due 11/16/15	2,040	2,082
Series 2011-2 Class B
2.660% due 01/15/16	755	774
Series 2011-3 Class B
2.500% due 12/15/15	2,180	2,219
Series 2012-1 Class B
2.720% due 05/16/16	1,680	1,720

	Principal Amount ($) or Shares	Fair Value $
SLM Student Loan Trust
Series 2003-12 Class A4
0.579% due 12/17/18 (Ê)	—	—
Series 2003-7A Class A5A
1.589% due 12/15/33 (Ê)(Þ)	570	562
Series 2005-5 Class A2
0.395% due 10/25/21 (Ê)	987	986
Series 2008-7 Class A2
0.815% due 10/25/17 (Ê)	1,723	1,731
Series 2010-A Class 2A
3.464% due 05/16/44 (Ê)(Þ)	3,010	3,181
Series 2011-A Class A1
1.214% due 10/15/24 (Ê)(Þ)	2,572	2,581
Series 2012-A Class A2
3.830% due 01/17/45 (Þ)	10	11
Series 2012-B Class A1
1.314% due 12/15/21 (Ê)(Þ)	497	500
Series 2012-B Class A2
3.480% due 10/15/30 (Þ)	950	1,006
Series 2012-C Class A1
1.314% due 08/15/23 (Ê)(Þ)	5,068	5,098
Small Business Administration Participation Certificates
Series 2009-20D Class 1
4.310% due 04/01/29	414	460
SMART Trust
Series 2011-2USA Class A4A
2.310% due 04/14/17 (Þ)	1,825	1,869
Series 2012-1USA Class A4A
2.010% due 12/14/17 (Þ)	3,650	3,734
South Carolina Student Loan Corp.
Series 2008-1 Class A2
0.968% due 03/01/18 (Ê)	288	289
Series 2008-1 Class A3
1.168% due 03/02/20 (Ê)	700	705
Series 2008-1 Class A4
1.418% due 09/03/24 (Ê)	400	407
USAA Auto Owner Trust
Series 2012-1 Class A2
0.380% due 06/15/15	146	146
Volkswagen Auto Loan Enhanced Trust
Series 2012-2 Class A2
0.330% due 07/20/15	535	535

		94,384

Corporate Bonds and Notes -11.5%
Ally Financial, Inc.
4.500% due 02/11/14	300	309
3.779% due 06/20/14 (Ê)	300	307
2.618% due 12/01/14 (Ê)	1,000	988
Series 8
6.750% due 12/01/14	200	215

412	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

American International Group, Inc.
4.875% due 09/15/16		1,570	1,755
8.250% due 08/15/18		100	130
Series MPLE
4.900% due 06/02/14	CAD	3,000	3,087
Anheuser-Busch InBev Worldwide, Inc.
5.375% due 11/15/14		2,390	2,623
Series FRN
0.863% due 01/27/14 (Ê)		2,100	2,115
AT&T, Inc.
0.875% due 02/13/15		275	277
2.950% due 05/15/16		2,270	2,436
Bank of America Corp.
1.733% due 01/30/14 (Ê)		1,800	1,816
7.375% due 05/15/14		500	546
4.750% due 08/01/15		1,760	1,906
Bear Stearns Cos. LLC (The)
5.550% due 01/22/17		3,030	3,434
Boston Scientific Corp.
4.500% due 01/15/15		860	922
Bristol-Myers Squibb Co.
0.875% due 08/01/17		525	525
Cameron International Corp.
1.351% due 06/02/14 (Ê)		500	500
Caterpillar Financial Services Corp.
1.100% due 05/29/15		705	714
Celgene Corp.
1.900% due 08/15/17		1,780	1,807
Cellco Partnership / Verizon Wireless Capital LLC
7.375% due 11/15/13		2,710	2,893
Cintas Corp. No. 2
2.850% due 06/01/16		1,465	1,543
CIT Group, Inc.
5.250% due 04/01/14 (Þ)		300	311
4.750% due 02/15/15 (Þ)		200	207
Citigroup, Inc.
2.250% due 08/07/15		3,795	3,893
Clearwire Communications LLC / Clearwire Finance, Inc.
12.000% due 12/01/15 (Þ)		795	847
Coca-Cola Enterprises, Inc.
1.125% due 11/12/13		260	261
Commonwealth Edison Co.
1.625% due 01/15/14		855	866
ConAgra Foods, Inc.
2.100% due 03/15/18		2,650	2,682
CVS Caremark Corp.
3.250% due 05/18/15		890	946
Devon Energy Corp.
5.625% due 01/15/14		615	652
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.500% due 03/01/16		1,125	1,203
E*Trade Financial Corp.
12.500% due 11/30/17		868	983
eBay, Inc.
0.700% due 07/15/15		1,825	1,832

	Principal Amount ($) or Shares	Fair Value $
Enterprise Products Operating LLC
1.250% due 08/13/15	125	126
Express Scripts Holding Co.
6.250% due 06/15/14	2,452	2,664
First Horizon National Corp.
5.375% due 12/15/15	300	329
FirstEnergy Solutions Corp.
4.800% due 02/15/15	655	708
Florida Gas Transmission Co. LLC
4.000% due 07/15/15 (Å)	500	533
Ford Motor Credit Co. LLC
8.700% due 10/01/14	500	563
7.000% due 04/15/15	200	222
General Electric Capital Corp. Series MTNA
0.649% due 09/15/14 (Ê)	2,525	2,516
General Electric Co.
0.850% due 10/09/15	1,420	1,423
5.250% due 12/06/17	250	296
General Mills, Inc.
0.787% due 05/16/14 (Ê)	3,000	3,013
Georgia Power Co.
0.750% due 08/10/15	275	276
Goldman Sachs Group, Inc. (The)
3.300% due 05/03/15	2,335	2,439
Goodrich Corp.
6.290% due 07/01/16	1,215	1,428
Hartford Financial Services Group, Inc.
4.000% due 10/15/17	1,705	1,855
HCA, Inc.
8.500% due 04/15/19	300	337
Hewlett-Packard Co.
4.750% due 06/02/14	4,255	4,455
HSBC USA, Inc.
2.375% due 02/13/15	970	1,003
Humana, Inc.
6.450% due 06/01/16	383	437
International Business Machines Corp.
0.550% due 02/06/15	2,480	2,486
International Lease Finance Corp.
6.500% due 09/01/14 (Þ)	4,715	5,069
4.875% due 04/01/15	1,871	1,936
JPMorgan Chase Bank NA
0.729% due 06/13/16 (Ê)	1,400	1,355
Lehman Brothers Holdings Capital Trust VII
5.857% due 11/29/49 (ƒ)(Ø)	270	—
Lorillard Tobacco Co.
8.125% due 06/23/19	50	64
MassMutual Global Funding II
2.000% due 04/05/17 (Þ)	1,090	1,114
Merrill Lynch & Co., Inc. Series MTNC
5.000% due 01/15/15	1,635	1,757
MetLife, Inc.
5.000% due 06/15/15	1,855	2,054
MGM Resorts International
13.000% due 11/15/13	4,400	4,906

Russell Short Duration Bond Fund	413

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Microsoft Corp.
2.950% due 06/01/14	1,500	1,559
Mondelez International, Inc.
4.125% due 02/09/16	880	972
Morgan Stanley
0.820% due 10/15/15 (Ê)	2,390	2,304
5.375% due 10/15/15	1,675	1,826
National Rural Utilities Cooperative Finance Corp.
1.900% due 11/01/15	1,505	1,557
New York Life Global Funding
0.750% due 07/24/15 (Þ)	300	300
Oracle Corp.
1.200% due 10/15/17	1,740	1,749
PACCAR, Inc.
6.875% due 02/15/14	700	756
PC Financial Partnership
5.000% due 11/15/14	900	976
PepsiCo, Inc.
3.100% due 01/15/15	2,230	2,351
2.500% due 05/10/16	250	265
Philip Morris International, Inc.
2.500% due 05/16/16	250	264
Quebecor World Capital Corp.
6.125% due 11/15/13(Ø)	70	—
4.875% due 01/02/49(Ø)	205	—
Regions Financial Corp.
7.750% due 11/10/14	100	110
Reynolds American, Inc.
7.300% due 07/15/15	525	605
Roche Holdings, Inc.
5.000% due 03/01/14 (Þ)	475	502
Samsung Electronics America, Inc.
1.750% due 04/10/17 (Þ)	2,025	2,047
SLM Corp.
6.250% due 01/25/16	5,500	5,940
Southern Copper Corp.
6.375% due 07/27/15	300	337
SSIF Nevada, LP
1.040% due 04/14/14 (Å)(Ê)	3,700	3,716
Staples, Inc.
9.750% due 01/15/14	1,530	1,681
Symantec Corp.
2.750% due 09/15/15	1,485	1,533
TD Ameritrade Holding Corp.
4.150% due 12/01/14	1,690	1,807
Textron, Inc.
6.200% due 03/15/15	730	800
Thermo Fisher Scientific, Inc.
2.250% due 08/15/16	1,290	1,343
Toyota Motor Credit Corp.
0.875% due 07/17/15	525	528
1.250% due 10/05/17	2,515	2,513
Union Pacific Corp.
5.375% due 05/01/14	1,000	1,067
United Technologies Corp.
1.800% due 06/01/17	1,015	1,054

	Principal Amount ($) or Shares		Fair Value $
UnitedHealth Group, Inc.
0.850% due 10/15/15		2,310	2,319
Verizon Communications, Inc.
3.000% due 04/01/16		775	832
Series FRN
0.972% due 03/28/14 (Ê)		2,400	2,419
Watson Pharmaceuticals, Inc.
5.000% due 08/15/14		525	561
1.875% due 10/01/17		1,960	1,987
WellPoint, Inc.
1.250% due 09/10/15		506	511
5.250% due 01/15/16		700	784
Yum! Brands, Inc.
4.250% due 09/15/15		1,570	1,704
ZFS Finance USA Trust II
6.450% due 12/15/65 (Þ)		1,630	1,752

			144,226

International Debt - 9.9%
Abu Dhabi National Energy Co.
4.125% due 03/13/17 (Þ)		920	982
Akbank TAS
3.875% due 10/24/17 (Þ)		1,500	1,499
Arran Residential Mortgages Funding PLC
Series 2011-1A Class A1B
1.539% due 11/19/47 (Ê)(Þ)	EUR	2,230	2,901
Avalon Capital, Ltd. 3
Series 2005-1A Class A1
0.701% due 02/24/19 (Ê)(Þ)		1,115	1,101
Banco Bradesco SA
2.537% due 05/16/14 (Å)(Ê)		2,100	2,120
Banco do Brasil SA
4.500% due 01/22/15 (Þ)		200	210
Banco do Nordeste do Brasil SA
3.625% due 11/09/15 (Þ)		600	621
Banco Mercantil del Norte SA
4.375% due 07/19/15 (Þ)		500	526
Banco Santander Chile
3.750% due 09/22/15 (Þ)		1,000	1,043
Banque PSA Finance SA
Series 144a
2.254% due 04/04/14 (Å)(Ê)		800	785
BBVA US Senior SAU
4.664% due 10/09/15		1,690	1,707
BNP Paribas SA
Series BKNT
1.250% due 01/10/14 (Ê)		1,300	1,302
Braskem Finance, Ltd.
5.750% due 04/15/21 (Þ)		300	330
Central American Bank for Economic Integration
5.375% due 09/24/14 (Þ)		700	750
Columbus International, Inc.
11.500% due 11/20/14 (Þ)		500	560
Series REGS
11.500% due 11/20/14		400	448

414	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.125% due 10/13/15		815	841
Covidien International Finance SA
1.350% due 05/29/15		1,170	1,188
Credit Agricole Home Loan SFH
1.069% due 07/21/14 (Å)(Ê)		1,800	1,783
Credit Agricole SA
1.769% due 01/21/14 (Å)(Ê)		1,600	1,608
CSAM Funding
Series 2003-3A Class A1
0.998% due 09/01/15 (Ê)(Þ)		4,753	4,744
Dexia Credit Local SA
0.793% due 04/29/14 (Ê)(Þ)		1,400	1,379
Eksportfinans ASA
2.375% due 05/25/16		1,740	1,640
Export-Import Bank of Korea
2.176% due 03/21/15 (Å)(Ê)		1,600	1,595
Franklin CLO, Ltd.
Series 2006-5A Class A2
0.649% due 06/15/18 (Ê)(Þ)		1,987	1,936
Granite Master Issuer PLC
Series 2005-2 Class A7
0.824% due 12/20/54 (Ê)	GBP	652	1,033
Series 2005-2 Class A8
0.824% due 12/20/54 (Ê)	GBP	789	1,250
Series 2005-4 Class A5
0.310% due 12/20/54 (Ê)	GBP	1,166	1,486
Series 2005-4 Class A6
0.744% due 12/20/54 (Ê)	GBP	349	553
Series 2006-2 Class A6
0.614% due 12/20/54 (Ê)	GBP	926	1,468
Series 2006-4 Class A7
0.330% due 12/20/54 (Ê)	GBP	274	350
Gulf Stream Compass CLO, Ltd.
Series 2006-2A Class A2
0.576% due 01/24/20 (Ê)(Þ)		2,771	2,738
Heineken NV
1.400% due 10/01/17 (Þ)		1,565	1,572
Hutchison Whampoa International 11, Ltd.
3.500% due 01/13/17 (Þ)		1,500	1,593
Hydro-Quebec
2.000% due 06/30/16		3,900	4,075
1.375% due 06/19/17		1,500	1,521
Industrial Bank of Korea
3.750% due 09/29/16 (Þ)		1,900	2,032
2.375% due 07/17/17 (Þ)		900	911
ING Bank NV
3.900% due 03/19/14 (Þ)		300	313
1.808% due 06/09/14 (Å)(Ê)		400	403
2.000% due 09/25/15 (Þ)		300	303
Intesa Sanpaolo SpA
2.831% due 02/24/14 (Å)(Ê)		700	690
Kommunalbanken AS
1.375% due 06/08/17 (Þ)		100	101

	Principal Amount ($) or Shares		Fair Value $
Korea Development Bank (The)
8.000% due 01/23/14		600	649
3.250% due 03/09/16		1,800	1,892
3.500% due 08/22/17		1,100	1,180
Korea East-West Power Co., Ltd.
2.500% due 07/16/17 (Þ)		1,000	1,022
Korea Housing Finance Corp.
4.125% due 12/15/15 (Þ)		700	755
Lafayette CLO, Ltd.
Series 2012-1A Class A
1.751% due 09/06/22 (Ê)(Þ)		1,397	1,397
Lloyds Banking Group PLC
5.920% due 12/31/49 (ƒ)(Þ)		1,150	837
6.657% due 12/31/49 (ƒ)(Þ)		1,065	894
Lukoil International Finance BV
7.250% due 11/05/19 (Þ)		1,400	1,688
Motor PLC
Series 2012-12A Class A1C
1.286% due 02/25/20 (Þ)		1,240	1,244
National Australia Bank, Ltd.
1.067% due 04/11/14 (Ê)(Þ)		2,800	2,817
Neptune Finance CCS, Ltd.
Series 2008-1A Class A
0.934% due 04/20/20 (Ê)(Þ)		500	493
Nordea Eiendomskreditt AS
0.771% due 04/07/14 (Å)(Ê)		1,300	1,299
Norske Skogindustrier ASA
6.125% due 10/15/15 (Þ)		535	452
Oak Hill Credit Partners
Series 2005-4A Class A1B
0.685% due 05/17/21 (Ê)(Þ)		3,154	3,111
Opera Finance PLC
Series 2005-CSC3 Class A
0.758% due 04/25/17 (Ê)	GBP	162	252
Petrobras International Finance Co. - Pifco
3.500% due 02/06/17		2,300	2,431
Province of Ontario Canada
1.600% due 09/21/16		14,500	14,959
1.100% due 10/25/17		1,200	1,202
1.650% due 09/27/19		1,140	1,140
Qatari Diar Finance QSC
3.500% due 07/21/15 (Þ)		1,400	1,479
Qtel International Finance, Ltd.
3.375% due 10/14/16 (Þ)		2,800	2,954
RCI Banque SA
Series 144a
2.217% due 04/11/14 (Å)(Ê)		1,800	1,797
Royal Bank of Scotland Group PLC
2.550% due 09/18/15		1,275	1,307
Santander US Debt SAU
3.724% due 01/20/15 (Å)		2,100	2,104
SMART Trust
Series 2011-4USA Class A3A
1.810% due 11/14/15 (Þ)		3,000	3,037
SMART Trust/Australia
Series 2011-2USA Class A2A
1.220% due 11/14/13 (Þ)		345	345

Russell Short Duration Bond Fund	415

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Societe Financement de l’Economie Francaise
3.375% due 05/05/14 (Å)	1,300	1,356
Sumitomo Mitsui Banking Corp.
1.350% due 07/18/15	1,700	1,724
Tayarra, Ltd.
3.628% due 02/15/22	824	905
Telefonos de Mexico SAB de CV
5.500% due 01/27/15	845	926
Temasek Financial I, Ltd.
4.300% due 10/25/19 (Þ)	800	913
Teva Pharmaceutical Finance II BV / Teva Pharmaceutical Finance III LLC
3.000% due 06/15/15	965	1,024
Total Capital SA
3.125% due 10/02/15	1,532	1,640
TransCanada PipeLines, Ltd.
0.875% due 03/02/15	260	263
Transocean, Inc.
4.950% due 11/15/15	825	905
Volvo Treasury AB
5.950% due 04/01/15 (Þ)	1,135	1,243
Waha Aerospace BV
3.925% due 07/28/20 (Þ)	1,440	1,560
Willis Group Holdings PLC
4.125% due 03/15/16	535	568
WPP Finance UK
8.000% due 09/15/14	1,045	1,167
XL Group PLC
5.250% due 09/15/14	1,101	1,171

		124,093

Mortgage-Backed Securities - 38.6%
American Home Mortgage Investment Trust
Series 2004-3 Class 5A
2.533% due 10/25/34 (Ê)	561	559
Series 2004-4 Class 4A
2.641% due 02/25/45 (Ê)	215	207
Babson CLO, Ltd.
Series 2004-2A Class A2A
0.755% due 11/15/16 (Ê)(Þ)	284	283
Banc of America Funding Corp.
Series 2006-A Class 1A1
2.688% due 02/20/36 (Ê)	805	798
Series 2006-F Class 1A2
2.639% due 07/20/36 (Ê)	67	18
Series 2006-I Class 5A1
5.887% due 10/20/46 (Ê)	395	359
Banc of America Large Loan, Inc.
Series 2007-BMB1 Class A2
0.964% due 08/15/29 (Ê)(Þ)	2,700	2,661
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2002-2 Class F
5.487% due 07/11/43	519	531
Series 2002-PB2 Class C
6.349% due 06/11/35	155	154

	Principal Amount ($) or Shares	Fair Value $
Series 2003-1 Class D
4.903% due 09/11/36 (Þ)	460	462
Series 2003-1 Class SBB
5.860% due 03/11/32 (Þ)	862	874
Series 2003-1 Class SBC
5.790% due 03/11/32 (Þ)	954	968
Series 2003-1 Class SBE
6.770% due 03/11/32 (Þ)	1,083	1,102
Series 2004-1 Class A4
4.760% due 11/10/39	1,100	1,144
Series 2005-1 Class A3
4.877% due 11/10/42	146	146
Series 2005-1 Class A4
5.072% due 11/10/42	2,030	2,092
Series 2005-3 Class A2
4.501% due 07/10/43	125	126
Series 2007-3 Class A3
5.535% due 06/10/49	3,952	4,007
Banc of America Mortgage Securities, Inc.
Series 2004-2 Class 5A1
6.500% due 10/25/31	34	36
Series 2004-G Class 2A7
3.109% due 08/25/34 (Ê)	1,419	1,382
Series 2004-I Class 2A2
3.105% due 10/25/34 (Ê)	1,523	1,491
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-1 Class 5A1
5.591% due 04/25/33 (Ê)	112	112
Series 2003-8 Class 2A1
2.942% due 01/25/34 (Ê)	105	106
Series 2005-6 Class 1A1
2.974% due 08/25/35 (Ê)	149	116
Bear Stearns Alt-A Trust
Series 2005-4 Class 23A1
2.916% due 05/25/35 (Ê)	556	497
Series 2005-7 Class 22A1
3.007% due 09/25/35 (Ê)	35	28
Bear Stearns Commercial Mortgage Securities
Series 1998-C1 Class D
6.750% due 06/16/30	1,910	1,958
Series 2001-TOP2 Class D
6.940% due 02/15/35 (Þ)	435	433
Series 2003-T10 Class A2
4.740% due 03/13/40	157	158
Series 2003-T12 Class B
4.698% due 08/13/39	465	475
Series 2003-T12 Class C
4.818% due 08/13/39	945	944
Series 2005-PWR7 Class A3
5.116% due 02/11/41	330	359
Series 2007-T26 Class A4
5.471% due 01/12/45	100	117
Bear Stearns Structured Products, Inc.
Series 2007-R6 Class 1A1
2.848% due 01/26/36 (Ê)	169	102
Series 2007-R6 Class 2A1
2.814% due 12/26/46 (Ê)	1,400	767

416	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Chase Commercial Mortgage Securities Corp.
Series 1998-1 Class F
6.560% due 05/18/30 (Þ)	2,066	2,074
Citigroup Commercial Mortgage Trust
Series 2004-C2 Class A4
4.623% due 10/15/41	426	428
Citigroup Mortgage Loan Trust, Inc.
Series 2007-10 Class 2A3A
5.910% due 09/25/37 (Ê)	123	95
Commercial Mortgage Acceptance Corp.
Series 1998-C2 Class F
5.440% due 09/15/30 (Þ)	452	462
Commercial Mortgage Asset Trust
Series 1999-C1 Class D
7.350% due 01/17/32	650	683
Series 1999-C2 Class E
7.640% due 11/17/32	50	54
Commercial Mortgage Pass Through Certificates
Series 2003-LB1A Class A2
4.084% due 06/10/38	1,154	1,168
Series 2003-LB1A Class B
4.191% due 06/10/38	800	807
Series 2007-C9 Class A2
5.801% due 12/10/49	274	273
Series 2007-FL14 Class AJ
0.394% due 06/15/22 (Ê)(Þ)	4,495	4,350
Series 2010-C1 Class A1
3.156% due 07/10/46 (Þ)	184	195
Series 2011-THL Class A
3.376% due 06/09/28 (Þ)	901	915
Countrywide Alternative Loan Trust
Series 2003-J2 Class A1
6.000% due 10/25/33	75	77
Series 2005-48T1 Class A6
5.500% due 11/25/35	2,681	2,162
Series 2006-36T2 Class 1A9
1.111% due 12/25/36 (Ê)	582	353
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-22 Class A3
2.905% due 11/25/34 (Ê)	139	127
Series 2004-HYB9 Class 1A1
2.726% due 02/20/35 (Ê)	252	230
Series 2005-HYB9 Class 5A1
2.783% due 02/20/36 (Ê)	602	452
Series 2005-R2 Class 2A4
8.500% due 06/25/35 (Þ)	141	145
Series 2006-1 Class A2
6.000% due 03/25/36	673	604
Series 2007-1 Class A1
6.000% due 03/25/37	2,453	2,176
Series 2007-9 Class A11
5.750% due 07/25/37	1,167	1,076

	Principal Amount ($) or Shares		Fair Value $
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-CKN2 Class C1
6.376% due 04/15/37		1,155	1,148
Series 2003-C3 Class C
4.082% due 05/15/38		1,200	1,216
Series 2003-C3 Class D
4.131% due 05/15/38		330	333
Series 2003-C4 Class D
5.353% due 08/15/36		1,820	1,869
Series 2003-C5 Class D
5.116% due 12/15/36		845	852
Series 2005-C1 Class AAB
4.815% due 02/15/38		208	211
Series 2005-C2 Class A3
4.691% due 04/15/37		1,472	1,529
Credit Suisse Mortgage Capital Certificates
Series 2006-C2 Class A3
5.666% due 03/15/39		100	112
Series 2007-C1 Class A3
5.383% due 02/15/40		100	111
DBRR Trust
1.393% due 09/25/45		1,650	1,652
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
Series 2003-4XS Class A6A
4.820% due 10/25/33		231	230
Deutsche Mortgage Securities, Inc.
Series 2005-WF1 Class 1A3
5.236% due 06/26/35 (Ê)(Þ)		500	511
DLJ Commercial Mortgage Corp.
Series 2000-CKP1 Class B1
7.703% due 11/10/33		32	32
Dryden Leveraged Loan CDO 2002-II
Series 2005-8A Class A
0.684% due 05/22/17 (Ê)(Þ)		770	756
Eurocredit CDO BV
0.805% due 10/20/16	EUR	2,297	2,922
Extended Stay America Trust
Series 2010-ESHA Class B
4.221% due 11/05/27 (Þ)		319	320
Fannie Mae
4.000% due 2014		154	162
6.000% due 2014		50	51
4.989% due 2015 (Ê)		2,082	2,282
5.500% due 2017		167	180
6.000% due 2017		34	37
7.000% due 2017		40	43
4.500% due 2019		290	312
4.500% due 2020		95	103
7.000% due 2022		518	540
4.500% due 2023		1,675	1,805
4.000% due 2024		1,085	1,159
4.500% due 2024		7,496	8,080
4.000% due 2025		4,554	4,866
4.500% due 2025		1,274	1,399
4.000% due 2026		1,524	1,629

Russell Short Duration Bond Fund	417

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

5.000% due 2027	432	471
5.000% due 2028	196	215
2.691% due 2033 (Ê)	46	49
5.000% due 2033	2,428	2,667
5.000% due 2034	589	647
2.236% due 2035 (Ê)	1,106	1,174
2.603% due 2035 (Ê)	116	123
2.815% due 2035 (Ê)	8,048	8,644
5.000% due 2035	3,048	3,348
5.500% due 2035	231	255
5.000% due 2036	81	88
5.500% due 2036	314	345
6.000% due 2036	1,449	1,610
5.000% due 2037	2,217	2,435
5.500% due 2037	96	106
5.500% due 2038	479	526
6.000% due 2038	904	1,005
4.500% due 2039	177	191
5.000% due 2039	518	565
5.500% due 2039	955	1,048
6.000% due 2039	119	134
4.500% due 2040	2,855	3,082
5.000% due 2040	3,155	3,459
1.398% due 2041 (Ê)	379	391
4.500% due 2041	4,043	4,376
5.000% due 2041	339	372
5.500% due 2041	363	400
1.348% due 2042 (Ê)	120	122
3.000% due 2042	2,000	2,099
15 Year TBA(Ï)
2.500%	4,270	4,469
3.000%	57,700	60,860
3.500%	10,450	11,088
30 Year TBA(Ï)
3.500%	39,000	41,541
4.000%	16,000	17,120
4.500%	5,000	5,394
5.000%	14,000	15,273
5.500%	14,000	15,350
Series 2006-373 Class 1
Zero coupon due 07/01/36 (Å)	3,179	3,073
Fannie Mae Grantor Trust
Series 2001-T3 Class A1
7.500% due 11/25/40	295	336
Series 2001-T4 Class A1
7.500% due 07/25/41	805	965
Series 2001-T8 Class A2
9.500% due 07/25/41	23	27
Series 2001-T10 Class A1
7.000% due 12/25/41	62	72
Series 2001-T10 Class A2
7.500% due 12/25/41	1,179	1,389
Series 2002-T4 Class A3
7.500% due 12/25/41	10	12
Series 2002-T19 Class A1
6.500% due 07/25/42	515	605

	Principal Amount ($) or Shares	Fair Value $
Series 2004-T1 Class 1A2
6.500% due 01/25/44	988	1,160
Series 2004-T2 Class 1A3
7.000% due 11/25/43	848	982
Fannie Mae REMICS
Series 2002-57 Class PG
5.500% due 09/25/17	559	598
Series 2003-63 Class GU
4.000% due 07/25/33	5	5
Series 2004-70 Class EB
5.000% due 10/25/24	277	302
Series 2007-30 Class AF
0.521% due 04/25/37 (Ê)	251	252
Series 2007-63 Class FC
0.561% due 07/25/37 (Ê)	898	902
Series 2007-73 Class A1
0.271% due 07/25/37 (Ê)	115	110
Series 2009-96 Class DB
4.000% due 11/25/29	265	288
Series 2010-15 Class FD
0.951% due 03/25/40 (Ê)	1,696	1,713
Series 2010-85 Class NJ
4.500% due 08/25/40	958	1,033
Series 2010-141 Class MD
2.000% due 10/25/40	897	908
Series 2010-150 Class PC
3.000% due 10/25/40	998	1,035
Series 2011-53 Class FY
0.761% due 06/25/41 (Ê)	3,400	3,419
Fannie Mae Whole Loan
Series 2002-W3 Class A4
6.500% due 11/25/41	361	416
Series 2003-W2 Class 1A1
6.500% due 07/25/42	188	219
Series 2004-W2 Class 2A2
7.000% due 02/25/44	814	939
Series 2004-W9 Class 2A1
6.500% due 02/25/44	37	42
Series 2004-W11 Class 1A2
6.500% due 05/25/44	288	325
Series 2005-W1 Class 1A2
6.500% due 10/25/44	103	122
Fannie Mae-Aces
Series 2006-M2 Class A2F
5.259% due 05/25/20	494	563
FDIC Structured Sale Guaranteed Notes
Series 2010-C1 Class A
2.980% due 12/06/20 (Þ)	1,178	1,239
Series 2010-L2A Class A
3.000% due 09/30/19 (Þ)	933	955
Series 2010-S1 Class 1A
0.765% due 02/25/48 (Ê)(Þ)	433	434
FDIC Trust
Series 2010-R1 Class A
2.184% due 05/25/50 (Þ)	1,189	1,188
Series 2011-R1 Class A
2.672% due 07/25/26 (Þ)	1,684	1,724

418	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates
Series 2009-K003 Class A3
4.324% due 12/25/15	875	961
Series 2011-K014 Class X1
1.272% due 04/25/21	5,292	452
Series 2011-K015 Class X1
1.676% due 07/25/21	2,969	341
Series 2011-K702 Class X1
1.559% due 02/25/18	26,415	1,856
Series 2011-K703 Class A1
1.873% due 01/25/18	6,656	6,875
Series 2012-K019 Class X1
1.751% due 03/25/22	6,276	789
Series 2012-K021 Class A1
1.603% due 01/25/22	975	998
Series 2012-K501 Class X1A
1.756% due 08/25/16	11,663	576
Series 2012-K706 Class X1
1.594% due 10/25/18	11,523	945
Federal Home Loan Mortgage Corp. Structured Pass Through Securities
Series 2002-51 Class 1A
6.500% due 09/25/43	180	205
Series 2003-54 Class 2A
6.500% due 02/25/43	147	175
Series 2003-58 Class 2A
6.500% due 09/25/43	46	53
Series 2005-63 Class 1A1
1.348% due 02/25/45 (Ê)	372	359
First Horizon Asset Securities, Inc.
Series 2005-AR4 Class 2A1
2.597% due 10/25/35 (Ê)	1,302	1,123
First Union-Lehman Brothers-Bank of America
Series 1998-C2 Class D
6.778% due 11/18/35	852	855
Freddie Mac
5.500% due 2014	2	3
6.000% due 2014	9	9
6.000% due 2016	68	72
6.000% due 2018	71	76
5.500% due 2019	1,345	1,466
5.500% due 2022	815	883
5.500% due 2029	266	291
6.000% due 2029	24	27
6.000% due 2031	64	72
6.000% due 2033	138	154
2.826% due 2035 (Ê)	217	233
2.896% due 2035 (Ê)	154	166
5.500% due 2038	535	582
5.500% due 2039	417	454
30 Year TBA(Ï)
4.500%	2,000	2,143

	Principal Amount ($) or Shares	Fair Value $
Freddie Mac REMICS
Series 2003-2559 Class PB
5.500% due 08/15/30	2	2
Series 2003-2632 Class AB
4.500% due 06/15/18	1,205	1,328
Series 2003-2657 Class WT
4.500% due 08/15/18	653	692
Series 2006-3149 Class LF
0.514% due 05/15/36 (Ê)	310	310
Series 2006-3173 Class PE
6.000% due 04/15/35	243	254
Series 2006-R006 Class ZA
6.000% due 04/15/36	2,154	2,478
Series 2006-R007 Class ZA
6.000% due 05/15/36	1,747	2,026
Series 2007-3335 Class BF
0.364% due 07/15/19 (Ê)	90	90
Series 2007-3335 Class FT
0.364% due 08/15/19 (Ê)	245	245
Series 2008-3414 Class JB
4.500% due 02/15/23	360	399
Series 2010-3640 Class JA
1.500% due 03/15/15	916	921
Series 2010-3704 Class DC
4.000% due 11/15/36	451	503
Series 2011-3857 Class EC
3.500% due 08/15/39	1,091	1,138
Series 2011-3898 Class AF
0.784% due 06/15/41 (Ê)	4,072	4,093
GE Capital Commercial Mortgage Corp.
Series 2003-C2 Class F
5.448% due 07/10/37 (Þ)	145	149
Series 2005-C3 Class A4
5.046% due 07/10/45	1,250	1,250
Government National Mortgage Association
Series 2010-H12 Class PT
5.470% due 11/20/59	1,500	1,665
Ginnie Mae I
9.500% due 2017	—	—
3.000% due 2027	2,385	2,547
Ginnie Mae II
1.625% due 2027 (Ê)	34	35
1.625% due 2032 (Ê)	46	49
3.500% due 2040 (Ê)	15,809	16,916
4.000% due 2040 (Ê)	1,126	1,209
5.390% due 2059	3,855	4,324
5.508% due 2059	3,482	3,873
5.500% due 2060	3,040	3,528
4.502% due 2061	750	861
4.700% due 2061	1,815	2,121
4.748% due 2061	3,693	4,176
4.816% due 2062	1,807	2,083
4.856% due 2062	1,921	2,202
GMAC Commercial Mortgage Securities, Inc.
Series 1997-C2 Class G
6.750% due 04/15/29	795	920

Russell Short Duration Bond Fund	419

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Series 2001-C2 Class C
6.870% due 04/15/34	285	284
Series 2002-C3 Class B
5.101% due 07/10/39	234	234
Series 2004-C3 Class A4
4.547% due 12/10/41	581	581
Series 2005-C1 Class A5
4.697% due 05/10/43	380	407
Government National Mortgage Association
Series 2006-67 Class A
3.947% due 11/16/30	51	51
Series 2010-14 Class A
4.500% due 06/16/39	373	414
Series 2010-74 Class IO
Interest Only STRIP
1.306% due 03/16/50	18,064	950
Series 2011-127 Class IO
Interest Only STRIP
1.554% due 03/16/47	8,813	651
Series 2011-H21 Class HI
Interest Only STRIP
1.801% due 11/20/61	10,148	829
Series 2012-99 Class CI
Interest Only STRIP
1.040% due 10/16/49	7,403	598
Series 2012-115 Class IO
Interest Only STRIP
0.434% due 04/16/54	7,884	409
Series 2012-H11 Class CI
Interest Only STRIP
2.884% due 04/20/62	6,261	775
Greenpoint Mortgage Funding Trust
Series 2006-AR8 Class 1A1A
0.291% due 01/25/47 (Ê)	—	—
Greenpoint Mortgage Pass-Through Certificates
Series 2003-1 Class A1
3.177% due 10/25/33 (Ê)	163	160
Greenwich Capital Commercial Funding Corp.
Series 2002-C1 Class B
5.104% due 01/11/35	31	31
Series 2007-GG9 Class A2
5.381% due 03/10/39	471	486
Series 2007-GG9 Class A4
5.444% due 03/10/39	2,900	3,341
GS Mortgage Securities Corp. II
Series 2003-C1 Class A3
4.608% due 01/10/40	12	12
Series 2004-GG2 Class A6
5.396% due 08/10/38	1,500	1,602
Series 2006-GG8 Class A2
5.479% due 11/10/39	142	145
Series 2011-ALF Class A
2.716% due 02/10/21 (Þ)	1,629	1,665

	Principal Amount ($) or Shares	Fair Value $
GSMPS Mortgage Loan Trust
Series 1998-1 Class A
8.000% due 09/19/27 (Þ)	56	58
Series 1998-2 Class A
7.750% due 05/19/27 (Þ)	262	273
Series 1998-3 Class A
7.750% due 09/19/27 (Þ)	13	13
Series 1999-3 Class A
8.000% due 08/19/29 (Þ)	22	23
Series 2005-RP1 Class 1A4
8.500% due 01/25/35 (Þ)	225	244
Series 2006-RP1 Class 1A2
7.500% due 01/25/36 (Þ)	446	448
Series 2006-RP1 Class 1A3
8.000% due 01/25/36 (Þ)	117	120
GSR Mortgage Loan Trust
Series 2004-7 Class 1A1
2.750% due 06/25/34 (Ê)	210	208
Series 2005-AR6 Class 2A1
2.659% due 09/25/35 (Ê)	329	330
Series 2006-2F Class 3A3
6.000% due 02/25/36	2,704	2,382
Series 2006-3F Class 2A3
5.750% due 03/25/36	511	472
Series 2006-8F Class 4A17
6.000% due 09/25/36	1,051	909
Series 2007-AR1 Class 1A1
2.980% due 03/25/37 (Ê)	3,488	2,553
Harborview Mortgage Loan Trust
Series 2005-4 Class 3A1
3.079% due 07/19/35 (Ê)	812	652
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2001-CIB2 Class C
6.739% due 04/15/35	1,241	1,247
Series 2001-CIB2 Class D
6.847% due 04/15/35	103	102
Series 2002-C2 Class B
5.211% due 12/12/34	761	761
Series 2002-C3 Class B
5.146% due 07/12/35	465	464
Series 2003-C1 Class B
5.095% due 01/12/37	175	176
Series 2003-C1 Class D
5.192% due 01/12/37	1,170	1,177
Series 2003-CB6 Class B
5.356% due 07/12/37	930	960
Series 2003-LN1 Class B
5.012% due 10/15/37	730	753
Series 2003-PM1A Class B
5.408% due 08/12/40	1,830	1,880
Series 2005-CB13 Class A4
5.290% due 01/12/43	2,070	2,292
Series 2010-CNTR Class A2
4.311% due 08/05/32 (Þ)	595	658

420	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

JPMorgan Mortgage Trust
Series 2004-A2 Class 1A1
3.058% due 05/25/34 (Ê)	282	285
Series 2005-A1 Class 6T1
4.985% due 02/25/35 (Ê)	13	13
Series 2005-A4 Class 1A1
5.280% due 07/25/35 (Ê)	130	131
Series 2006-A6 Class 1A2
3.023% due 10/25/36 (Ê)	34	25
LB-UBS Commercial Mortgage Trust
Series 2003-C5 Class C
4.762% due 04/15/37	1,035	1,058
Series 2003-C8 Class D
5.237% due 09/15/37	470	487
Series 2004-C7 Class A1A
4.475% due 10/15/29	1,449	1,534
Series 2004-C7 Class A5
4.628% due 10/15/29	176	180
Series 2005-C1 Class A3
4.545% due 02/15/30	30	30
Series 2007-C7 Class AAB
5.713% due 09/15/45	394	411
Mastr Adjustable Rate Mortgages Trust
Series 2005-1 Class B1
3.444% due 03/25/35 (Ê)	312	20
Series 2005-6 Class 7A1
5.316% due 06/25/35 (Ê)	43	42
Mastr Reperforming Loan Trust
Series 2005-1 Class 1A3
7.000% due 08/25/34 (Þ)	559	567
Series 2005-2 Class 1A4
8.000% due 05/25/35 (Þ)	387	377
Mellon Residential Funding Corp.
Series 2000-TBC2 Class A1
0.694% due 06/15/30 (Ê)	346	347
Merrill Lynch Mortgage Investors, Inc.
Series 1998-C1 Class A3
6.720% due 11/15/26	1,959	2,176
Series 1998-C3 Class E
6.794% due 12/15/30	1,669	1,718
Series 2005-A10 Class A
0.421% due 02/25/36 (Ê)	48	41
Merrill Lynch Mortgage Trust
Series 2003-KEY1 Class A4
5.236% due 11/12/35	3,000	3,106
Series 2004-KEY2 Class A4
4.864% due 08/12/39	550	587
Series 2005-CIP1 Class A2
4.960% due 07/12/38	104	106
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-6 Class A4
5.485% due 03/12/51	200	228
MLCC Mortgage Investors, Inc.
Series 2005-3 Class 5A
0.461% due 11/25/35 (Ê)	95	85

	Principal Amount ($) or Shares	Fair Value $
Morgan Stanley Capital I, Inc.
Series 1998-HF2 Class G
6.010% due 11/15/30 (Þ)	49	49
Series 2004-IQ7 Class A4
5.397% due 06/15/38	40	41
Morgan Stanley Dean Witter Capital I
Series 2001-TOP1 Class E
7.391% due 02/15/33 (Þ)	55	55
Series 2001-TOP3 Class C
6.790% due 07/15/33	745	767
NCUA Guaranteed Notes
Series 2010-R1 Class 2A
1.840% due 10/07/20	2,261	2,295
Series 2010-R3 Class 3A
2.400% due 12/08/20	787	806
Nomura Asset Acceptance Corp.
Series 2004-AR4 Class 1A1
2.621% due 12/25/34 (Ê)	655	660
Series 2005-WF1 Class 2A2
4.786% due 03/25/35	205	204
Nomura Asset Securities Corp.
Series 1998-D6 Class A2
7.133% due 03/15/30	43	43
NorthStar 2012-1 Mortgage Trust
Series 2012-1 Class A
1.450% due 04/25/15 (Ê)(Þ)	710	709
ORES NPL LLC
Series 2012-LV1 Class A
4.000% due 09/25/44 (Þ)	709	713
Prime Mortgage Trust
Series 2004-CL1 Class 1A2
0.611% due 02/25/34 (Ê)	50	45
Series 2004-CL1 Class 2A2
0.611% due 02/25/19 (Ê)	3	3
Prudential Commercial Mortgage Trust
Series 2003-PWR1 Class A2
4.493% due 02/11/36	294	295
Series 2003-PWR1 Class C
4.706% due 02/11/36	500	500
Series 2003-PWR1 Class E
5.259% due 02/11/36 (Þ)	280	278
RALI Trust
Series 2005-QS14 Class 2A1
6.000% due 09/25/35	262	195
Residential Asset Securitization Trust
Series 2005-A10 Class A3
5.500% due 09/25/35	509	448
Series 2006-A9CB Class A6
6.000% due 09/25/36	637	403
RFMSI Trust
Series 2006-S10 Class 1A7
6.000% due 10/25/36	563	505
RREF 2012 LT1 LLC
Series 2012-LT1A Class A
4.750% due 02/15/25 (Þ)	73	73

Russell Short Duration Bond Fund	421

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Salomon Brothers Mortgage Securities VII, Inc.
Series 2003-UP2 Class A1
4.000% due 12/25/18	126	134
Structured Asset Mortgage Investments, Inc.
Series 2002-AR3 Class A1
0.872% due 09/19/32 (Ê)	18	17
Structured Asset Securities Corp.
Series 2001-21A Class 1A1
2.603% due 01/25/32 (Ê)	11	9
Series 2003-34A Class 6A
2.860% due 11/25/33 (Ê)	381	378
Series 2005-6 Class B2 Interest Only STRIP
5.240% due 05/25/35	58	1
Series 2005-16 Class 1A2
5.500% due 09/25/35	815	827
Suntrust Adjustable Rate Mortgage Loan Trust
Series 2007-2 Class 3A3
5.487% due 04/25/37 (Ê)	4,878	4,000
Wachovia Bank Commercial Mortgage Trust
Series 2003-C4 Class D
5.040% due 04/15/35	555	558
Series 2003-C5 Class B
4.107% due 06/15/35	470	477
Series 2003-C9 Class B
5.109% due 12/15/35	240	240
Series 2004-C15 Class A4
4.803% due 10/15/41	100	107
Series 2004-C15 Class B
4.892% due 10/15/41	320	339
Series 2005-C17 Class A4
5.083% due 03/15/42	100	109
Series 2005-C22 Class A3
5.314% due 12/15/44	49	49
Series 2006-WL7A Class A1
0.304% due 09/15/21 (Ê)(Þ)	617	599
Series 2007-C31 Class A2
5.421% due 04/15/47	366	379
Series 2007-C31 Class A4
5.509% due 04/15/47	100	116
Series 2007-C33 Class A2
5.878% due 02/15/51	60	60
Washington Mutual Mortgage Pass Through Certificates
Series 2002-AR6 Class A
1.554% due 06/25/42 (Ê)	54	51
Series 2002-AR9 Class 1A
1.554% due 08/25/42 (Ê)	147	136
Series 2003-AR7 Class A7
2.318% due 08/25/33 (Ê)	146	146
Series 2004-AR13 Class A2A
0.620% due 11/25/34 (Ê)	437	419
Series 2005-AR13 Class A1A1
0.501% due 10/25/45 (Ê)	711	642

	Principal Amount ($) or Shares	Fair Value $
Series 2006-AR8 Class 2A3
5.306% due 08/25/36 (Ê)	10	—
Series 2006-AR11 Class 2A
2.594% due 09/25/46 (Ê)	395	339
Series 2007-HY3 Class 4A1
2.763% due 03/25/37 (Ê)	2,659	2,299
Wells Fargo Mortgage Backed Securities Trust
Series 2004-CC Class A1
2.620% due 01/25/35 (Ê)	128	128
Series 2005-AR2 Class 2A1
2.622% due 03/25/35 (Ê)	292	289
Series 2005-AR16 Class 6A3
2.664% due 10/25/35 (Ê)	3,803	3,753
Series 2006-3 Class A1
5.500% due 03/25/36	358	361
Series 2006-6 Class 1A22
6.000% due 05/25/36 (Ê)	2,906	2,829
Series 2006-AR2 Class 2A1
2.629% due 03/25/36	525	509
Series 2006-AR2 Class 2A3
2.629% due 03/25/36 (Ê)	1,494	1,436
Series 2006-AR4 Class 1A1
5.767% due 04/25/36 (Ê)	1,179	1,048
Series 2006-AR10 Class 4A1
2.622% due 07/25/36 (Ê)	666	546
Series 2006-AR10 Class 5A6
2.614% due 07/25/36 (Ê)	132	113
Series 2006-AR17 Class A1
2.630% due 10/25/36 (Ê)	1,824	1,586
Series 2007-AR8 Class A1
5.995% due 11/25/37 (Ê)	941	838

		486,193

Municipal Bonds - 0.7%
Alabama Public School & College Authority Revenue Bonds
5.000% due 12/01/25	1,100	1,290
County of Broward Florida Airport System Revenue Revenue Bonds
5.000% due 10/01/18	350	420
County of Santa Clara California General Obligation Unlimited
5.000% due 08/01/30	1,000	1,178
New York City Municipal Water Finance Authority Revenue Bonds
5.000% due 06/15/37	1,600	1,742
5.000% due 06/15/38	1,000	1,132
Pennsylvania Economic Development Financing Authority Revenue Bonds
5.000% due 01/01/22	2,700	3,177

		8,939

422	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

Non-US Bonds - 4.3%
Asset-Backed European Securitisation Transaction SRL
Series 2011-6 Class A1
1.604% due 03/15/18 (Ê)	GBP	761	1,224
Brazil Notas do Tesouro Nacional
Series NTNF
10.000% due 01/01/14	BRL	969	506
10.000% due 01/01/17	BRL	1,954	1,042
Canadian Government Bond
1.500% due 09/01/17	CAD	625	631
2.750% due 06/01/22	CAD	1,179	1,281
Granite Mortgages PLC
Series 2004-2 Class 3A
0.951% due 06/20/44 (Ê)	GBP	223	354
Italy Buoni Poliennali Del Tesoro
2.250% due 11/01/13	EUR	7,800	10,159
4.250% due 07/01/14	EUR	1,800	2,407
4.250% due 08/01/14	EUR	3,500	4,685
4.500% due 07/15/15	EUR	2,800	3,785
3.750% due 08/01/15	EUR	900	1,194
4.750% due 05/01/17	EUR	1,800	2,436
4.750% due 06/01/17	EUR	500	675
5.250% due 08/01/17	EUR	800	1,105
Italy Certificati di Credito del Tesoro
Zero coupon due 05/30/14	EUR	3,600	4,466
Leopard CLO BV
Series 2005-X Class A1
0.656% due 04/21/20 (Ê)	EUR	266	332
Mexican Bonos
Series M
6.250% due 06/16/16	MXN	12,825	1,016
6.500% due 06/10/21	MXN	12,390	1,009
Peruvian Government International Bond
Series REGS
8.600% due 08/12/17	PEN	2,440	1,163
Province of Ontario Canada
3.200% due 09/08/16	CAD	200	212
4.300% due 03/08/17	CAD	3,700	4,093
4.000% due 06/02/21	CAD	800	888
3.150% due 06/02/22	CAD	2,700	2,796
Queensland Treasury Corp.
Series 22
6.000% due 07/21/22	AUD	2,250	2,687
Spain Government Bond
4.250% due 01/31/14	EUR	400	528
3.750% due 10/31/15	EUR	1,900	2,471
5.850% due 01/31/22	EUR	85	112
Titrisocram
Series 2012-1 Class A
1.080% due 03/25/22 (Ê)	EUR	300	392
Wood Street CLO BV
Series 2005-I Class A
1.222% due 11/22/21 (Ê)	EUR	521	653

			54,302

	Principal Amount ($) or Shares	Fair Value $

United States Government Agencies - 0.4%
Fannie Mae
5.000% due 05/11/17	500	594
Federal Home Loan Mortgage Corp.
1.375% due 02/25/14	925	938
2.000% due 08/25/16	2,175	2,287
1.250% due 08/01/19	100	100
Federal National Mortgage Association
Zero coupon due 10/09/19	1,670	1,462

		5,381

United States Government Treasuries - 16.0%
United States Treasury Inflation Indexed Bonds
1.625% due 01/15/15 (AE)	4,512	4,803
2.000% due 01/15/16 (AE)	865	962
0.625% due 07/15/21 (AE)	2,146	2,455
0.125% due 01/15/22 (AE)	2,035	2,226
0.125% due 07/15/22 (AE)	13,822	15,129
United States Treasury Notes
0.125% due 12/31/13	3,175	3,171
0.250% due 02/28/14	11,025	11,026
0.250% due 04/30/14	10,500	10,499
0.625% due 07/15/14	24,405	24,548
0.125% due 07/31/14	59,710	59,551
0.250% due 09/30/14	400	400
0.500% due 10/15/14	8,250	8,283
0.375% due 11/15/14	12,500	12,519
0.375% due 04/15/15	8,375	8,382
0.250% due 07/15/15	3,720	3,709
0.250% due 09/15/15	1,000	996
0.250% due 10/15/15	17,080	17,015
1.250% due 10/31/15	3,600	3,693
0.500% due 07/31/17	1,250	1,240
0.625% due 09/30/17	3,215	3,204
1.625% due 08/15/22	7,170	7,131
2.750% due 08/15/42	435	426

		201,368

Total Long-Term Investments (cost $1,103,514)		1,118,886

Preferred Stocks - 0.1%
Financial Services - 0.1%
DG Funding Trust(Å)	219	1,607
Wells Fargo & Co.	300	375

		1,982

Total Preferred Stocks (cost $2,482)		1,982

Short-Term Investments - 17.9%
AK Transneft OJSC Via TransCapitalInvest, Ltd.
7.700% due 08/07/13 (Þ)	1,100	1,148

Russell Short Duration Bond Fund	423

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

		Principal Amount ($) or Shares	Fair Value $

Allstate Life Global Funding Trusts
5.375% due 04/30/13		200	205
American Express Bank FSB Series BKNT
5.500% due 04/16/13		300	307
American Express Credit Corp.
5.875% due 05/02/13		326	335
American Honda Finance Corp.
0.913% due 08/05/13 (Å)(Ê)		740	743
American International Group, Inc.
4.250% due 05/15/13		500	509
0.382% due 07/19/13 (Ê)	EUR	2,900	3,741
Anheuser-Busch InBev World wide, Inc.
2.500% due 03/26/13		3,000	3,024
ANZ National International, Ltd.
6.200% due 07/19/13 (Þ)		200	207
Banco Bradesco SA
1.955% due 01/24/13 (Å)(ž)		400	401
Zero coupon due 04/02/13 (Å)		2,300	2,284
Banco Santander Chile
2.875% due 11/13/12 (Þ)		1,200	1,200
BNP Paribas SA
Series MTN
0.751% due 04/08/13 (Ê)		1,600	1,600
BP Capital Markets PLC
3.750% due 06/17/13		500	510
BPCE SA
2.375% due 10/04/13 (Å)		100	100
Case New Holland, Inc.
7.750% due 09/01/13		450	473
Caterpillar, Inc.
0.605% due 05/21/13 (Ê)		1,800	1,803
Citigroup, Inc.
5.500% due 04/11/13		700	715
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/13		874	899
Commonwealth Bank of Australia
0.763% due 07/12/13 (Ê)(Þ)		4,600	4,615
Continental Airlines 2006-1 Class G Pass Through Trust
Series 061G
0.768% due 06/02/13 (Ê)		579	567
COX Communications, Inc.
4.625% due 06/01/13		500	512
Daimler Finance NA LLC
1.677% due 07/11/13 (Ê)(Þ)		400	403
1.599% due 09/13/13 (Ê)(Þ)		5,600	5,638
DanFin Funding, Ltd.
1.034% due 07/16/13 (Ê)(Þ)		3,000	3,010
Dell, Inc.
1.400% due 09/10/13		1,941	1,955
Deutsche Telekom International Finance BV
5.250% due 07/22/13		2,000	2,066
Dexia Credit Local NY
0.814% due 03/05/13 (Ê)(Þ)		2,800	2,792

		Principal Amount ($) or Shares	Fair Value $
Dexia Credit Local SA
1.500% due 09/27/13 (ž)		800	799
Dr Pepper Snapple Group, Inc.
6.120% due 05/01/13		500	514
Enterprise Products Operating LLC
5.900% due 04/15/13		175	179
Fannie Mae
5.000% due 05/01/13		13	14
6.000% due 05/01/13		6	7
FIH Erhvervsbank A/S
0.769% due 06/13/13 (Ê)(Þ)		4,900	4,876
Freddie Mac
6.000% due 09/01/13		4	5
Gazprom OAO Via Gaz Capital SA
7.510% due 07/31/13 (Þ)		600	626
General Mills, Inc.
5.250% due 08/15/13		575	596
Hewlett-Packard Co.
0.711% due 05/24/13 (Ê)		2,100	2,098
HSBC Finance Corp.
0.468% due 04/05/13 (Ê)	EUR	2,000	2,592
Hyundai Auto Lease Securitization Trust
Series 2012-A Class A1
0.384% due 06/17/13 (Þ)		1,518	1,519
Intesa Sanpaolo SpA NY
Series YCD
2.375% due 12/21/12		2,100	2,100
Italy Certificati di Credito del Tesoro
Zero coupon due 04/30/13	EUR	400	515
Itau Unibanco SA
0.010% due 11/05/12 (ç)(ž)		3,500	3,500
Zero coupon due 11/13/12 (ç)(ž)		1,600	1,599
John Deere Capital Corp.
4.900% due 09/09/13		980	1,018
Kellogg Co.
4.250% due 03/06/13		300	304
Metropolitan Life Global Funding I
5.125% due 04/10/13 (Å)		100	102
Mexico Cetes
0.010% due 11/15/12	MXN	8,200	63
Series BI
Zero coupon due 11/22/12	MXN	83,300	634
Zero coupon due 12/27/12	MXN	100,400	762
Zero coupon due 02/07/13	MXN	1,592,000	12,009
Mondelez International, Inc.
6.000% due 02/11/13		2,535	2,571
2.625% due 05/08/13		4,450	4,494
Montpelier Re Holdings, Ltd.
6.125% due 08/15/13		585	609
National Grid PLC
4.125% due 03/21/13		800	1,051
New Jersey Economic Development Authority Revenue Bonds
1.389% due 06/15/13 (Ê)		1,000	1,003
Nissan Auto Receivables Owner Trust
Series 2012-A Class A1
0.359% due 03/15/13		302	301

424	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

		Principal Amount ($) or Shares		Fair Value $

Series 2012-B Class A1
0.263% due 08/15/13		3,530		3,530
Pacific Life Global Funding
5.150% due 04/15/13 (Å)		900		919
Pricoa Global Funding I
0.564% due 09/27/13 (Å)(Ê)		200		199
Principal Life Income Funding Trusts
5.300% due 04/24/13		200		205
Qwest Corp.
3.639% due 06/15/13 (Ê)		200		201
Railcar Leasing LLC
Series 1997-1 Class A2
7.125% due 01/15/13 (Þ)		121		121
Russell U.S. Cash Management Fund		103,846,405	(¥)	103,846
SABMiller PLC
5.500% due 08/15/13 (Þ)		1,145		1,190
Santander Drive Auto Receivables Trust
Series 2012-4 Class A1
0.432% due 07/15/13		1,150		1,150
SLM Corp.
0.582% due 06/17/13 (Ê)	EUR	100		127
Series BEd
3.658% due 06/15/13 (Ê)		250		250
Series emtn
4.875% due 12/17/12	GBP	500		805
Springleaf Finance Corp.
3.250% due 01/16/13	EUR	2,200		2,837
Time Warner Cable, Inc.
6.200% due 07/01/13		400		415
United States Treasury Bills
0.105% due 11/23/12 (ç)(ž)		3,200		3,200
0.107% due 11/23/12		600		600
United States Treasury Notes
0.375% due 06/30/13		2,650		2,653
Verizon Communications, Inc.
4.350% due 02/15/13		1,955		1,977
5.250% due 04/15/13		450		459
Volkswagen International Finance NV
1.625% due 08/12/13 (Þ)		525		530
Wachovia Corp.
5.500% due 05/01/13		1,935		1,983
Wal-Mart Stores, Inc.
4.250% due 04/15/13		2,175		2,213
Westlake Automobile Receivables Trust
Series 2012-1A Class A1
0.426% due 09/16/13 (Þ)		5,080		5,081
Westpac Banking Corp.
2.250% due 11/19/12		2,000		2,001
WM Wrigley Jr Co.
3.050% due 06/28/13 (Å)		400		406

Total Short-Term Investments (cost $225,471)				225,120

	Principal Amount ($) or Shares	Fair Value $

Repurchase Agreements - 7.2%
Agreement with Barclays Capital Inc. and State Street Bank (Tri-Party) of $2,200 dated October 31, 2012 at 0.350% to be repurchased at $2,200 on November 1, 2012 collateralized by: $2,094 par various United States Government Agency Obligations, valued at $2,274.	2,200	2,200
Agreement with Barclays Capital Inc. and State Street Bank (Tri-Party) of $4,500 dated October 31, 2012 at 0.300% to be repurchased at $4,500 on November 1, 2012 collateralized by: $3,089 par various United States Treasury Agency Obligations, valued at $4,600.	4,500	4,500
Agreement with Credit Suisse Securities and State Street Bank (Tri-Party) of $26,700 dated October 31, 2012 at 0.330% to be repurchased at $26,700 on November 1, 2012 collateralized by: $27,344 par various United States Treasury Agency Obligations, valued at $27,079.	26,700	26,700
Agreement with Deutsche Bank Securities Inc. and State Street Bank (Tri-Party) of $6,600 dated October 31, 2012 at 0.280% to be repurchased at $6,600 on November 1, 2012 collateralized by: $6,313 par various United States Treasury Agency Obligations, valued at $6,692.	6,600	6,600
Agreement with J.P. Morgan Chase Bank and State Street Bank (Tri-Party) of $50,000 dated October 31, 2012 at 0.300% to be repurchased at $50,000 on November 1, 2012 collateralized by: $48,766 par various United States Treasury Agency Obligations, valued at $50,595.	50,000	50,000

Total Repurchase Agreements (cost $90,000)		90,000

Total Investments - 114.1% (identified cost $1,421,467)		1,435,988

Other Assets and Liabilities, Net - (14.1%)		(177,425)

Net Assets - 100.0%		1,258,563

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	425

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share and cost per unit amounts)

Restricted Securities

% of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Fair Value (000) $
2.4%
American Honda Finance Corp.	08/22/12	740,000	100.45	743	743
Banco Bradesco SA	01/19/11	400,000	100.00	400	401
Banco Bradesco SA	05/09/11	2,100,000	100.00	2,100	2,120
Banco Bradesco SA	07/03/12	2,300,000	99.28	2,283	2,284
Banque PSA Finance SA	03/28/11	800,000	100.00	800	785
BPCE SA	10/21/10	100,000	100.23	100	100
Credit Agricole Home Loan SFH	04/13/11	1,800,000	100.00	1,800	1,783
Credit Agricole SA	01/13/11	1,600,000	100.00	1,600	1,608
DG Funding Trust	11/05/03	219	10,537.12	2,307	1,607
Export-Import Bank of Korea	03/15/12	1,600,000	100.00	1,600	1,595
Fannie Mae	09/28/12	3,178,515	96.51	3,068	3,073
Florida Gas Transmission Co. LLC	07/08/10	500,000	99.99	500	533
ING Bank NV	06/01/11	400,000	100.00	400	403
Intesa Sanpaolo SpA	02/14/11	700,000	100.00	700	690
Metropolitan Life Global Funding I	08/29/12	100,000	99.99	100	102
Nordea Eiendomskreditt AS	03/29/11	1,300,000	100.00	1,300	1,299
Pacific Life Global Funding	04/08/08	900,000	100.00	900	919
Pricoa Global Funding I	06/16/08	200,000	98.71	197	199
RCI Banque SA	04/05/11	1,800,000	100.00	1,800	1,797
Santander US Debt SAU	05/17/11	2,100,000	99.52	2,090	2,104
Societe Financement de l’Economie Francaise	05/07/09	1,300,000	100.18	1,302	1,356
SSIF Nevada, LP	04/06/11	3,700,000	100.00	3,700	3,716
WM Wrigley Jr Co.	08/03/10	400,000	100.62	402	406

					29,623

For a description of restricted securities see note 9 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

426	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Australia Government 3 Year Treasury Bond Futures (SFE) (Australia)	10	AUD	1,100	12/12	2
Euribor Futures (Germany)	8	EUR	1,988	12/14	2
Euro-BUND Futures (Germany)	42	EUR	5,950	12/12	73
Eurodollar Futures (CME)	101	USD	25,085	03/15	28
Eurodollar Futures (CME)	171	USD	42,436	06/15	28
Eurodollar Futures (CME)	282	USD	69,823	12/15	(72)
Eurodollar Futures (CME)	47	USD	11,622	03/16	5
United States Treasury 30 Year Bond Futures	2	USD	299	12/12	1
United States Treasury 2 Year Note Futures	1,047	USD	230,683	12/12	(109)
United States Treasury 5 Year Note Futures	14	USD	1,740	12/12	—
United States Treasury Ultra Long-Term Bond Futures	1	USD	165	12/12	5

Short Positions
Australia Government 10 Year Treasury Bond Futures (SFE) (Australia)	6	AUD	752	12/12	2
Canada Government 10 Year Bond Futures (Canada)	3	CAD	411	12/12	(1)
Euro-Bobl Futures (Germany)	7	EUR	881	12/12	(7)
Euro-BUXL Futures (Germany)	1	EUR	132	12/12	(1)
Euro-OAT Futures (Germany)	3	EUR	404	12/12	(7)
Japan Government 10 Year Bond Futures (TSE) (Japan)	1	JPY	144,250	12/12	(5)
SGX Japan Government 10 Year Bond Mini Futures (Japan)	13	JPY	187,460	12/12	(6)
United Kingdom Long Gilt Bond Futures (UK)	15	GBP	1,787	12/12	(2)
United States Treasury 5 Year Note Futures	398	USD	49,451	12/12	(57)
United States Treasury 10 Year Note Futures	314	USD	41,772	12/12	(62)
United States Treasury Ultra Long-Term Bond Futures	1	USD	165	12/12	(3)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(186)

Options Written	Call/Put	Number of Contracts	Strike Price	Notional Amount	Expiration Date	Fair Value $

Swaptions
(Fund Receives/Fund Pays)
USD 0.900%/USD Three Month LIBOR	Call	2	0.00	2,600	01/21/13	(7)
USD Three Month LIBOR/USD 0.750%	Call	1	0.00	8,000	02/19/13	(15)
USD Three Month LIBOR/USD 0.750%	Call	1	0.00	33,100	03/18/13	(67)
USD Three Month LIBOR/USD 0.750%	Call	1	0.00	3,200	03/18/13	(7)
USD Three Month LIBOR/USD 0.900%	Call	1	0.00	9,100	01/21/13	(26)
USD 0.920%/USD Three Month LIBOR	Put	2	0.00	7,800	11/14/12	—
USD 1.100%/USD Three Month LIBOR	Put	3	0.00	11,700	01/21/13	(49)
USD 1.200%/USD Three Month LIBOR	Put	1	0.00	8,000	02/19/13	(15)
USD 1.200%/USD Three Month LIBOR	Put	1	0.00	2,200	03/18/13	(6)
USD 1.200%/USD Three Month LIBOR	Put	2	0.00	66,000	03/18/13	(177)
USD 1.400%/USD Three Month LIBOR	Put	1	0.00	1,000	03/18/13	(1)
USD 2.000%/USD Three Month LIBOR	Put	1	0.00	1,800	03/18/13	(1)

Total Liability for Options Written (premiums received $559)						(371)

Transactions in options written contracts for the period ended October 31, 2012 were as follows:

	Number of Contracts	Premiums Received
Outstanding October 31, 2011	80	$1,119
Opened	195	780
Closed	(246)	(1,179)
Expired	(12)	(161)

Outstanding October 31, 2012	17	$559

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	427

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	121	CAD	120	11/30/12	(1)
Bank of America	USD	51	JPY	4,100	11/30/12	—
Bank of America	USD	40	RUB	1,360	05/08/13	2
Bank of America	CLP	24,000	USD	50	11/30/12	—
Bank of America	EUR	10,192	USD	13,101	11/02/12	(109)
Bank of America	MXN	162	USD	12	12/04/12	—
Bank of America	SGD	352	USD	288	11/30/12	(1)
Bank of America	ZAR	1,070	USD	121	11/30/12	(2)
Bank of Montreal	USD	101	CAD	100	11/30/12	(1)
Barclays Bank PLC	USD	30	BRL	60	11/05/12	—
Barclays Bank PLC	USD	100	BRL	205	12/04/12	—
Barclays Bank PLC	USD	24	GBP	15	11/30/12	—
Barclays Bank PLC	USD	74	KRW	81,380	11/30/12	1
Barclays Bank PLC	USD	26	MXN	345	12/03/12	—
Barclays Bank PLC	USD	1	SGD	1	01/25/13	—
Barclays Bank PLC	USD	24	TWD	715	11/30/12	—
Barclays Bank PLC	AUD	2,588	USD	2,671	12/04/12	(9)
Barclays Bank PLC	CAD	501	USD	501	12/04/12	(1)
Barclays Bank PLC	EUR	2,242	USD	2,894	11/02/12	(12)
Barclays Bank PLC	EUR	60	USD	78	11/30/12	—
Barclays Bank PLC	GBP	20	USD	32	11/30/12	—
Barclays Bank PLC	GBP	65	USD	104	11/30/12	(1)
Barclays Bank PLC	JPY	62,929	USD	803	12/10/12	14
Barclays Bank PLC	JPY	111,524	USD	1,423	12/10/12	26
Barclays Bank PLC	KRW	41,600	USD	38	11/30/12	—
Barclays Bank PLC	RUB	3,760	USD	110	05/08/13	(6)
Barclays Bank PLC	TWD	1,595	USD	55	11/30/12	—
BNP Paribas SA	USD	24	COP	43,100	11/30/12	—
BNP Paribas SA	USD	18	EUR	14	11/02/12	—
BNP Paribas SA	USD	127	ILS	490	11/30/12	(1)
BNP Paribas SA	USD	48	RUB	1,500	11/30/12	—
BNP Paribas SA	EUR	8,591	USD	11,060	11/02/12	(75)
BNP Paribas SA	EUR	14	USD	18	12/04/12	—
BNP Paribas SA	TRY	120	USD	66	11/30/12	(1)
Citibank	USD	52,206	EUR	40,376	11/02/12	127
Citibank	USD	45	EUR	35	11/30/12	—
Citibank	USD	182	EUR	140	11/30/12	(1)
Citibank	USD	2,497	EUR	1,924	12/04/12	(2)
Citibank	USD	18	SEK	122	11/30/12	—
Citibank	USD	39	SEK	260	11/30/12	—
Citibank	USD	61	SEK	405	11/30/12	1
Citibank	CAD	5,711	USD	5,896	12/20/12	184
Citibank	EUR	1,924	USD	2,496	11/01/12	2
Citibank	EUR	9,252	USD	11,992	11/02/12	—
Citibank	EUR	14	USD	18	11/30/12	—
Citibank	EUR	20	USD	26	11/30/12	—
Citibank	EUR	48	USD	62	11/30/12	—
Citibank	EUR	40,376	USD	52,220	12/04/12	(128)
Citibank	GBP	75	USD	121	11/30/12	—
Citibank	NOK	510	USD	89	11/30/12	—
Commonwealth Bank of Australia	AUD	65	USD	67	11/30/12	—
Credit Suisse First Boston	USD	34	PLN	110	11/30/12	—
Credit Suisse First Boston	USD	31	RUB	1,030	05/08/13	1

See accompanying notes which are an integral part of the financial statements.

428	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Credit Suisse First Boston	USD	41	RUB	1,370	05/08/13	2
Credit Suisse First Boston	EUR	782	USD	1,014	11/02/12	—
Credit Suisse First Boston	EUR	135	USD	175	11/30/12	—
Credit Suisse First Boston	GBP	1,763	USD	2,822	11/02/12	(23)
Credit Suisse First Boston	MXN	15,008	USD	1,145	02/07/13	10
Credit Suisse First Boston	NOK	180	USD	31	11/30/12	—
Credit Suisse First Boston	SEK	240	USD	36	11/30/12	(1)
Deutsche Bank AG	USD	320	CAD	318	11/30/12	(2)
Deutsche Bank AG	USD	29	GBP	18	11/30/12	—
Deutsche Bank AG	USD	90	GBP	56	11/30/12	—
Deutsche Bank AG	CAD	1,909	USD	1,957	12/20/12	47
Deutsche Bank AG	CAD	3,307	USD	3,384	12/20/12	77
Deutsche Bank AG	EUR	23	USD	30	11/30/12	—
Deutsche Bank AG	EUR	69	USD	89	11/30/12	—
Deutsche Bank AG	EUR	70	USD	91	11/30/12	—
Deutsche Bank AG	MXN	1,671	USD	126	12/03/12	(1)
Goldman Sachs	USD	29	BRL	60	11/05/12	—
Goldman Sachs	USD	30	BRL	60	11/05/12	—
Goldman Sachs	USD	40	CAD	40	11/30/12	—
Goldman Sachs	USD	1,079	EUR	832	11/05/12	(1)
Goldman Sachs	USD	45	EUR	35	11/30/12	—
Goldman Sachs	USD	7,074	GBP	4,410	11/02/12	42
Goldman Sachs	USD	30	JPY	2,400	11/30/12	—
Goldman Sachs	USD	400	MXN	5,173	12/03/12	(6)
Goldman Sachs	USD	400	MXN	5,174	12/03/12	(6)
Goldman Sachs	USD	78	NOK	450	11/30/12	1
Goldman Sachs	USD	42	SEK	280	11/30/12	—
Goldman Sachs	USD	47	TRY	85	11/30/12	—
Goldman Sachs	BRL	60	USD	29	11/05/12	—
Goldman Sachs	EUR	833	USD	1,082	03/21/13	1
Goldman Sachs	GBP	25	USD	40	11/30/12	—
Goldman Sachs	GBP	4,410	USD	7,074	12/04/12	(42)
Goldman Sachs	NZD	35	USD	28	11/30/12	—
HSBC Bank PLC	USD	200	BRL	409	12/04/12	1
HSBC Bank PLC	USD	100	BRL	206	02/04/13	—
HSBC Bank PLC	USD	1,983	BRL	4,094	02/04/13	8
HSBC Bank PLC	USD	105	EUR	80	11/02/12	(1)
HSBC Bank PLC	USD	205	GBP	127	11/02/12	—
HSBC Bank PLC	BRL	4,094	USD	1,999	12/04/12	(9)
HSBC Bank PLC	GBP	2,555	USD	4,137	11/02/12	13
HSBC Bank PLC	MXN	809	USD	60	11/15/12	(2)
JPMorgan Chase Bank	USD	32	GBP	20	11/30/12	—
JPMorgan Chase Bank	USD	89	INR	4,820	11/30/12	—
JPMorgan Chase Bank	USD	283	INR	15,310	11/30/12	—
JPMorgan Chase Bank	USD	60	JPY	4,760	11/30/12	—
JPMorgan Chase Bank	USD	90	JPY	7,170	11/30/12	—
JPMorgan Chase Bank	USD	90	JPY	7,200	11/30/12	—
JPMorgan Chase Bank	USD	47	NOK	270	11/30/12	1
JPMorgan Chase Bank	USD	42	SEK	283	11/30/12	—
JPMorgan Chase Bank	USD	190	SEK	1,270	11/30/12	2
JPMorgan Chase Bank	USD	32	ZAR	280	11/30/12	—
JPMorgan Chase Bank	CZK	1,120	USD	58	11/30/12	—

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	429

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

JPMorgan Chase Bank	EUR	191	USD	247	11/02/12	(1)
JPMorgan Chase Bank	EUR	9,206	USD	11,885	11/02/12	(47)
JPMorgan Chase Bank	EUR	25	USD	32	11/30/12	—
JPMorgan Chase Bank	EUR	33	USD	43	11/30/12	—
JPMorgan Chase Bank	EUR	1,760	USD	2,270	12/04/12	(12)
JPMorgan Chase Bank	HUF	5,200	USD	24	11/30/12	—
JPMorgan Chase Bank	ILS	325	USD	83	11/30/12	—
JPMorgan Chase Bank	JPY	7,140	USD	90	11/30/12	—
JPMorgan Chase Bank	JPY	144,438	USD	1,815	12/04/12	5
JPMorgan Chase Bank	MXN	142,228	USD	10,863	02/07/13	104
JPMorgan Chase Bank	NZD	80	USD	66	11/30/12	—
JPMorgan Chase Bank	NZD	110	USD	90	11/30/12	—
JPMorgan Chase Bank	PLN	245	USD	76	11/30/12	—
JPMorgan Chase Bank	SEK	160	USD	24	11/30/12	—
JPMorgan Chase Bank	SEK	1,106	USD	165	11/30/12	(1)
JPMorgan Chase Bank	TRY	50	USD	28	11/30/12	—
Morgan Stanley & Co., Inc.	USD	29	BRL	60	12/04/12	—
Morgan Stanley & Co., Inc.	USD	100	BRL	204	12/04/12	—
Morgan Stanley & Co., Inc.	USD	43	EUR	33	11/30/12	—
Morgan Stanley & Co., Inc.	USD	35	MXN	450	11/30/12	—
Morgan Stanley & Co., Inc.	USD	115	NOK	660	11/30/12	—
Morgan Stanley & Co., Inc.	USD	60	SEK	400	11/30/12	—
Morgan Stanley & Co., Inc.	BRL	60	USD	29	11/05/12	—
Morgan Stanley & Co., Inc.	BRL	60	USD	30	11/05/12	—
Morgan Stanley & Co., Inc.	EUR	685	USD	891	11/30/12	3
Morgan Stanley & Co., Inc.	NZD	145	USD	119	11/30/12	—
National Australia Bank Limited	USD	31	GBP	19	11/30/12	—
National Australia Bank Limited	USD	782	NZD	965	11/30/12	11
National Australia Bank Limited	EUR	24	USD	31	11/30/12	—
National Australia Bank Limited	NZD	35	USD	29	11/30/12	—
Royal Bank of Canada	USD	25	CAD	25	11/30/12	—
Royal Bank of Canada	USD	623	CAD	620	11/30/12	(3)
Royal Bank of Canada	CAD	25	USD	25	11/30/12	—
Royal Bank of Canada	CAD	58	USD	58	11/30/12	1
Royal Bank of Canada	CAD	85	USD	86	11/30/12	1
Royal Bank of Canada	CAD	951	USD	956	11/30/12	4
Royal Bank of Canada	JPY	3,000	USD	38	11/30/12	—
Royal Bank of Canada	MXN	1,228	USD	94	11/30/12	1
Royal Bank of Scotland PLC	GBP	219	USD	351	11/02/12	(2)
Standard Chartered Bank	EUR	20	USD	26	11/30/12	—
State Street Bank & Trust Co.	USD	60	JPY	4,760	11/30/12	—
State Street Bank & Trust Co.	EUR	70	USD	91	11/30/12	—
State Street Bank & Trust Co.	JPY	4,267	USD	53	11/30/12	—
UBS AG	USD	30	BRL	60	11/05/12	—
UBS AG	USD	200	BRL	411	12/04/12	1
UBS AG	USD	500	BRL	1,026	12/04/12	3
UBS AG	USD	900	BRL	1,839	12/04/12	2
UBS AG	USD	100	BRL	206	02/04/13	—
UBS AG	USD	100	BRL	205	02/04/13	—
UBS AG	USD	200	BRL	411	02/04/13	—
UBS AG	USD	400	BRL	822	02/04/13	—
UBS AG	USD	25	CAD	25	11/30/12	—
UBS AG	USD	30	CAD	30	11/30/12	—

See accompanying notes which are an integral part of the financial statements.

430	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

UBS AG	USD	55	CAD	55	11/30/12	(1)
UBS AG	USD	76	CLP	36,800	11/30/12	—
UBS AG	USD	123	EUR	95	11/30/12	—
UBS AG	USD	29	GBP	18	11/30/12	—
UBS AG	USD	51	JPY	4,100	11/30/12	—
UBS AG	USD	60	JPY	4,760	11/30/12	—
UBS AG	USD	60	JPY	4,800	11/30/12	—
UBS AG	USD	162	MXN	2,097	12/03/12	(2)
UBS AG	USD	400	MXN	5,172	12/03/12	(6)
UBS AG	USD	400	MXN	5,170	12/03/12	(6)
UBS AG	USD	36	PLN	115	01/31/13	(1)
UBS AG	AUD	30	USD	31	11/30/12	—
UBS AG	BRL	60	USD	29	11/05/12	—
UBS AG	CAD	57	USD	57	11/30/12	—
UBS AG	CHF	115	USD	124	11/30/12	—
UBS AG	COP	44,300	USD	24	11/30/12	—
UBS AG	COP	86,300	USD	47	11/30/12	—
UBS AG	EUR	23	USD	30	11/30/12	—
UBS AG	NOK	340	USD	59	11/30/12	—
UBS AG	NOK	760	USD	132	11/30/12	(1)
UBS AG	NZD	40	USD	33	11/30/12	—
Westpac Banking Corp.	USD	25	NZD	30	11/30/12	—
Westpac Banking Corp.	AUD	102	USD	105	11/30/12	(1)
Westpac Banking Corp.	GBP	301	USD	483	11/30/12	(3)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						167

Interest Rate Swap Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Fair Value $

Goldman Sachs	USD	3,000	1.500%	Three Month LIBOR	03/18/16	21
Goldman Sachs	USD	5,200	Three Month LIBOR	0.850%	10/15/17	(12)
Goldman Sachs	USD	21,200	1.000%	Federal Fund Effective Rate - 1 Year	10/15/17	(19)
HSBC	MXN	19,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	5
Morgan Stanley	MXN	10,000	5.500%	Mexico Interbank 28 Day Deposit Rate	09/13/17	3
Morgan Stanley	USD	5,800	1.000%	Twelve Month LIBOR	10/15/17	(5)

Total Fair Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - ($18) (å)						(7)

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	431

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Fair Value $

Abu Dhabi	Morgan Stanley	0.565%	USD	900	1.000%	12/20/15	13
Ally Financial, Inc.	Goldman Sachs	1.423%	USD	600	5.000%	06/20/14	35
Ally Financial, Inc.	JPMorgan	1.834%	USD	500	5.000%	06/20/15	43
Bank of America Corp.	Deutsche Bank	0.731%	USD	1,400	1.000%	09/20/14	10
Berkshire Hathaway, Inc.	Bank of America	0.964%	USD	400	1.000%	03/20/16	—
Berkshire Hathaway, Inc.	Deutsche Bank	1.159%	USD	300	1.000%	06/20/17	(2)
Berkshire Hathaway, Inc.	Goldman Sachs	1.159%	USD	3,400	1.000%	06/20/17	(24)
Berkshire Hathaway, Inc.	Credit Suisse First Boston	1.199%	USD	400	1.000%	09/20/17	(4)
Berkshire Hathaway, Inc.	UBS	1.199%	USD	400	1.000%	09/20/17	(4)
Citigroup	Deutsche Bank	0.692%	USD	3,700	1.000%	09/20/14	26
Gazprom	Deutsche Bank	0.468%	USD	1,200	1.000%	12/20/12	3
Gazprom	UBS	0.468%	USD	1,200	1.000%	12/20/12	3
GE Capital Corp.	Barclays Bank PLC	0.217%	USD	700	1.670%	03/20/13	6
GE Capital Corp.	BNP Paribas	0.217%	USD	1,200	1.300%	03/20/13	7
GE Capital Corp.	BNP Paribas	0.217%	USD	100	1.250%	03/20/13	1
GE Capital Corp.	Citibank	0.354%	USD	200	4.200%	12/20/13	10
GE Capital Corp.	Citibank	0.354%	USD	200	4.325%	12/20/13	10
GE Capital Corp.	Deutsche Bank	0.354%	USD	100	4.900%	12/20/13	6
GE Capital Corp.	Deutsche Bank	0.354%	USD	200	4.230%	12/20/13	10
MetLife, Inc.	JPMorgan	0.444%	USD	1,400	1.000%	09/20/13	8
MetLife, Inc.	Citibank	0.953%	USD	1,700	1.000%	12/20/14	5
Morgan Stanley	Deutsche Bank	0.667%	USD	1,800	1.000%	06/20/13	4
Morgan Stanley	Credit Suisse First Boston	1.306%	USD	2,000	1.000%	09/20/14	(9)
Wells Fargo & Co.	Goldman Sachs	0.144%	USD	1,100	1.000%	06/20/13	7

Total Fair Value on Open Corporate Issues Premiums Paid (Received) — ($426)							164

Credit Indices
Reference Entity	Counterparty	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Fair Value $

CMBX AJ Index	Bank of America	USD	100	0.080%		12/13/49	(6)
CMBX AJ Index	Deutsche Bank	USD	300	0.080%		12/13/49	(18)
Dow Jones CDX Index	Barclays Bank PLC	USD	1,000	5.000%		06/20/15	87
Dow Jones CDX Index	Credit Suisse First Boston	USD	14,300	(1.000%	)	06/20/17	(87)
Dow Jones CDX Index	Deutsche Bank	USD	200	5.000%		12/20/15	20
Dow Jones CDX Index	Deutsche Bank	USD	772	0.708%		12/20/12	1
Dow Jones CDX Index	JPMorgan	USD	96	0.553%		12/20/17	2
Dow Jones CDX Index	Morgan Stanley	USD	300	5.000%		06/20/15	26
Dow Jones CDX Index	Morgan Stanley	USD	11,100	(1.000%	)	12/20/17	(16)
Dow Jones CDX Index	Morgan Stanley	USD	200	5.000%		12/20/15	19
Dow Jones CDX Index	Pershing	USD	96	0.548%		12/20/17	2
Markit iTraxx Europe Series 16 Index	Citibank	EUR	1,900	(1.000%	)	12/20/16	17
Markit iTraxx Europe Series 16 Index	JPMorgan	EUR	350	(1.000%	)	12/20/16	3
Markit iTraxx Europe Series 16 Index	Morgan Stanley	EUR	1,750	(1.000%	)	12/20/16	16
Markit iTraxx Europe Series 18 Index	Bank of America	EUR	2,500	(1.000%	)	12/20/17	43
Markit iTraxx Europe Series 18 Index	Goldman Sachs	EUR	3,100	(1.000%	)	12/20/17	54
Markit iTraxx Europe Series 18 Index	JPMorgan	EUR	1,500	(1.000%	)	12/20/17	26
Markit iTraxx Europe Series 18 Index	Morgan Stanley	EUR	1,100	(1.000%	)	12/20/17	17

Total Fair Value on Open Credit Indices Premiums Paid (Received) - $296							206

See accompanying notes which are an integral part of the financial statements.

432	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Fair Value $

Australia Commonwealth Government Bond	Bank of America	0.431%	USD	300	1.000%		06/20/17	9
Australia Commonwealth Government Bond	Citibank	0.431%	USD	200	1.000%		06/20/17	6
Brazil Government International Bond	BNP Paribas	0.272%	USD	1,700	1.000%		12/20/12	4
Brazil Government International Bond	Citibank	0.272%	USD	1,100	1.000%		12/20/12	2
Brazil Government International Bond	Goldman Sachs	0.272%	USD	1,600	1.000%		12/20/12	4
Brazil Government International Bond	Barclays Bank PLC	0.688%	USD	1,700	1.000%		09/20/15	19
Brazil Government International Bond	Citibank	0.688%	USD	1,000	1.000%		09/20/15	11
Brazil Government International Bond	HSBC	0.688%	USD	700	1.000%		09/20/15	8
Brazil Government International Bond	UBS	0.688%	USD	500	1.000%		09/20/15	5
Brazil Government International Bond	Citibank	0.776%	USD	3,300	1.000%		03/20/16	32
Brazil Government International Bond	HSBC	0.776%	USD	300	1.000%		03/20/16	3
Brazil Government International Bond	Credit Suisse First Boston	0.824%	USD	2,200	1.000%		06/20/16	18
Brazil Government International Bond	HSBC	1.020%	USD	900	1.000%		06/20/17	1
China Government International Bond	Barclays Bank PLC	0.087%	USD	700	1.000%		12/20/12	2
Credit Agricole (London)	Citibank	0.589%	USD	300	(1.000%	)	03/20/14	(1)
Export-Import Bank of China	Deutsche Bank	0.766%	USD	700	1.000%		12/20/16	9
Export-Import Bank of Korea	Deutsche Bank	0.577%	USD	300	1.000%		12/20/16	7
France Government International Bond	Citibank	0.217%	USD	200	0.250%		12/20/15	1
France Government International Bond	Citibank	0.409%	USD	700	0.250%		09/20/16	(3)
France Government International Bond	Deutsche Bank	0.409%	USD	2,000	0.250%		09/20/16	(9)
France Government International Bond	HSBC	0.409%	USD	1,700	0.250%		09/20/16	(8)
France Government International Bond	Morgan Stanley	0.409%	USD	2,600	0.250%		09/20/16	(12)
Germany Government International Bond	Goldman Sachs	0.158%	USD	2,900	0.250%		09/20/16	12
Germany Government International Bond	Barclays Bank PLC	0.227%	USD	2,100	0.250%		06/20/17	3
Germany Government International Bond	Citibank	0.227%	USD	900	0.250%		06/20/17	1
Japan Government International Bond	Bank of America	0.384%	USD	500	1.000%		12/20/15	9
Japan Government International Bond	Barclays Bank PLC	0.384%	USD	500	1.000%		12/20/15	9
Japan Government International Bond	Morgan Stanley	0.384%	USD	500	1.000%		12/20/15	9
Japan Government International Bond	UBS	0.384%	USD	500	1.000%		12/20/15	9
Japan Government International Bond	Bank of America	0.439%	USD	1,100	1.000%		03/20/16	21
Japan Government International Bond	Bank of America	0.439%	USD	800	1.000%		03/20/16	15
Japan Government International Bond	Barclays Bank PLC	0.439%	USD	1,400	1.000%		03/20/16	26
Japan Government International Bond	JPMorgan	0.439%	USD	1,200	1.000%		03/20/16	22
Japan Government International Bond	JPMorgan	0.439%	USD	700	1.000%		03/20/16	13
Japan Government International Bond	Deutsche Bank	0.670%	USD	1,800	1.000%		06/20/17	27
Japan Government International Bond	Goldman Sachs	0.670%	USD	3,000	1.000%		06/20/17	46
Japan Government International Bond	Barclays Bank PLC	0.333%	USD	800	1.000%		06/20/15	14
Korea Government International Bond	Deutsche Bank	0.083%	USD	900	1.000%		12/20/12	2
Korea Government International Bond	Deutsche Bank	0.083%	USD	800	1.000%		12/20/12	2
Korea Government International Bond	Barclays Bank PLC	0.594%	USD	500	1.000%		06/20/17	10
Korea Government International Bond	UBS	0.594%	USD	1,100	1.000%		06/20/17	22
Mexico Government International Bond	Citibank	0.231%	USD	400	1.000%		12/20/12	1
Mexico Government International Bond	Goldman Sachs	0.231%	USD	1,900	1.000%		12/20/12	4
Mexico Government International Bond	JPMorgan	0.231%	USD	2,500	1.000%		12/20/12	6
Mexico Government International Bond	Barclays Bank PLC	0.589%	USD	1,700	1.000%		09/20/15	22
Mexico Government International Bond	Deutsche Bank	0.674%	USD	1,100	1.000%		03/20/16	14
Mexico Government International Bond	Deutsche Bank	0.721%	USD	2,500	1.000%		06/20/16	28
Mexico Government International Bond	HSBC	1.319%	USD	1,300	1.000%		03/20/21	(26)
Russia Government International Bond	HSBC	0.385%	USD	2,200	1.000%		12/20/12	5
United Kingdom Gilt	BNP Paribas	0.052%	USD	400	1.000%		03/20/15	10
United Kingdom Gilt	Goldman Sachs	0.052%	USD	100	1.000%		03/20/15	2
United Kingdom Gilt	JPMorgan	0.052%	USD	200	1.000%		03/20/15	5

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	433

Russell Investment Company

Russell Short Duration Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Fair Value $

United Kingdom Gilt	JPMorgan	0.052%	USD	300	1.000%	03/20/15	7
United Kingdom Gilt	JPMorgan	0.052%	USD	100	1.000%	03/20/15	2
United Kingdom Gilt	JPMorgan	0.052%	USD	100	1.000%	03/20/15	2
United Kingdom Gilt	Citibank	0.104%	USD	500	1.000%	03/20/16	16
United Kingdom Gilt	Deutsche Bank	0.104%	USD	400	1.000%	03/20/16	13
United Kingdom Gilt	Goldman Sachs	0.104%	USD	500	1.000%	03/20/16	16
United Kingdom Gilt	Goldman Sachs	0.104%	USD	300	1.000%	03/20/16	9
United Kingdom Gilt	UBS	0.126%	USD	800	1.000%	06/20/16	26
United Kingdom Gilt	Goldman Sachs	0.146%	USD	1,300	1.000%	09/20/16	45
United Kingdom Gilt	Morgan Stanley	0.146%	USD	5,500	1.000%	09/20/16	189
United Kingdom Gilt	Morgan Stanley	0.146%	USD	1,100	1.000%	09/20/16	38
United Kingdom Gilt	Goldman Sachs	0.221%	USD	1,000	1.000%	06/20/17	37
United States Government Bond	BNP Paribas	0.216%	EUR	2,000	0.250%	09/20/16	(1)

Total Fair Value on Open Sovereign Issues Premiums Paid (Received) - ($532)							850

Total Fair Value on Open Credit Default Swap Contracts Premiums Paid (Received) - ($662) (å)							1,220

See accompanying notes which are an integral part of the financial statements.

434	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Long-Term Investments
Asset-Backed Securities	$—	$89,329	$5,055	$94,384	7.5
Corporate Bonds and Notes	—	144,226	—	144,226	11.5
International Debt	—	122,696	1,397	124,093	9.9
Mortgage-Backed Securities	—	477,216	8,977	486,193	38.6
Municipal Bonds	—	8,939	—	8,939	0.7
Non-US Bonds	—	53,078	1,224	54,302	4.3
United States Government Agencies	—	5,381	—	5,381	0.4
United States Government Treasuries	—	201,368	—	201,368	16.0
Preferred Stocks	375	—	1,607	1,982	0.1
Short-Term Investments	—	222,148	2,972	225,120	17.9
Repurchase Agreements	—	90,000	—	90,000	7.2

Total Investments	375	1,414,381	21,232	1,435,988	114.1

Other Assets and Liabilities, Net					(14.1)

					100.0

Other Financial Instruments
Futures Contracts	(186)	—	—	(186)	(—	)*
Options Written	—	(371)	—	(371)	(—	)*
Foreign Currency Exchange Contracts	1	166	—	167	—	*
Interest Rate Swap Contracts	—	11	—	11	—	*
Credit Default Swap Contracts	—	1,882	—	1,882	0.1

Total Other Financial Instruments**	$(185)	$1,688	$—	$1,503

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	435

Russell Investment Company

Russell Short Duration Bond Fund

Presentation of Portfolio Holdings, continued — October 31, 2012

Amounts in thousands

A reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ended October 31, 2012 were as follows:

Category and Subcategory	Beginning Balance 11/1/2011	Gross Purchases	Gross Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Transfers into Level 3	Net Transfers out of Level 3	Net change in Unrealized Appreciation/ (Depreciation)	Ending Balance at 10/31/2012	Net Change in Unrealized Appreciation (Depreciation) on Investments held as of 10/31/2012

Long-Term Investments
Asset-Backed Securities	$599	$5,149	$660	$(9)	$(7)	$756	$877	$104	$5,055	$103
Corporate Bonds and Notes	1,682	21	74	20	(5)	—	1,749	105	—	—
International Debt	854	1,500	223	5	4	—	756	13	1,397	—
Mortgage-Backed Securities	5,016	4,275	1,304	15	—	2,137	1,182	20	8,977	20
Non-US Bonds	—	1,842	661	—	13	—	—	30	1,224	30
Preferred Stocks	1,648	—	—	—	—	—	—	(41)	1,607	(41)
Short-Term Investments	—	2,271	—	13	—	688	—	—	2,972	—

Total Investments	9,799	15,058	2,922	44	5	3,581	4,564	231	21,232	112

Other Financial Instruments
Options Written	(34)	—	—	—	31	—	—	3	—	—

Total Other Financial Instruments	$(34)	$—	$—	$—	$31	$—	$—	$3	$—	$—

See accompanying notes which are an integral part of the financial statements.

436	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Fair Value of Derivative Instruments — October 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$699	$—
Daily variation margin on futures contracts*	—	—	146
Interest rate swap contracts, at fair value	—	—	29
Credit default swap contracts, at fair value	1,450	—	—

Total	$1,450	$699	$175

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$—	$—	$332
Unrealized depreciation on foreign currency exchange contracts	—	532	—
Options written, at fair value	—	—	371
Interest rate swap contracts, at fair value	—	—	36
Credit default swap contracts, at fair value	230	—	—

Total	$230	$532	$739

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$—	$—	$(2,111)
Options written	—	—	1,299
Interest rate swap contracts	—	—	1,406
Credit default swap contracts	400	—	—
Foreign currency-related transactions**	—	391	—

Total	$400	$391	$594

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$—	$—	$(212)
Options written	—	—	(790)
Interest rate swap contracts	—	—	(1,387)
Credit default swap contracts	2,124	—	—
Foreign currency-related transactions***	—	1,992	—

Total	$2,124	$1,992	$(2,389)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	437

Russell Investment Company

Russell Short Duration Bond Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$1,421,467
Investments, at fair value*****	1,435,988
Cash (restricted) (a)(b)	261
Foreign currency holdings*	3,634
Unrealized appreciation on foreign currency exchange contracts	699
Receivables:
Dividends and interest	4,987
Dividends from affiliated Russell funds	11
Investments sold	52,501
Fund shares sold	6,507
Variation margin on futures contracts	501
Prepaid expenses	4
Interest rate swap contracts, at fair value****	29
Credit default swap contracts, at fair value***	1,450

Total assets	1,506,572

Liabilities
Payables:
Due to broker (c)(d)(e)	1,966
Investments purchased	231,571
Fund shares redeemed	12,263
Accrued fees to affiliates	697
Other accrued expenses	130
Variation margin on futures contracts	212
Other payable	1
Unrealized depreciation on foreign currency exchange contracts	532
Options written, at fair value**	371
Interest rate swap contracts, at fair value****	36
Credit default swap contracts, at fair value***	230

Total liabilities	248,009

Net Assets	$1,258,563

See accompanying notes which are an integral part of the financial statements.

438	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,475
Accumulated net realized gain (loss)	12,620
Unrealized appreciation (depreciation) on:
Investments	14,521
Futures contracts	(186)
Options written	188
Credit default swap contracts	1,882
Interest rate swap contracts	11
Foreign currency-related transactions	166
Other investments	(4)
Shares of beneficial interest	639
Additional paid-in capital	1,227,251

Net Assets	$1,258,563

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$19.70
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$20.46
Class A — Net assets	$37,993,679
Class A — Shares outstanding ($.01 par value)	1,928,975
Net asset value per share: Class C(#)	$19.59
Class C — Net assets	$132,292,436
Class C — Shares outstanding ($.01 par value)	6,753,386
Net asset value per share: Class E(#)	$19.73
Class E — Net assets	$20,229,919
Class E — Shares outstanding ($.01 par value)	1,025,212
Net asset value per share: Class S(#)	$19.71
Class S — Net assets	$801,757,952
Class S — Shares outstanding ($.01 par value)	40,686,535
Net asset value per share: Class Y(#)	$19.71
Class Y — Net assets	$266,289,371
Class Y — Shares outstanding ($.01 par value)	13,509,112
Amounts in thousands

* Foreign currency holdings - cost	$3,646
** Premiums received on options written	$559
*** Credit default swap contracts - premiums paid (received)	$(662)
**** Interest rate swap contracts - premiums paid (received)	$(18)
***** Investments in affiliates, Russell U.S. Cash Management Fund	$103,846
(a) Cash Collateral for Futures	$149
(b) Cash Collateral for Swaps	$112
(c) Due to Broker for Swaps	$1,213
(d) Due to Broker for TBAs	$745
(e) Due to Broker for Forwards	$8

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	439

Russell Investment Company

Russell Short Duration Bond Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Dividends	$83
Dividends from affiliated Russell funds	100
Interest	24,682

Total investment income	24,865

Expenses
Advisory fees	5,121
Administrative fees	563
Custodian fees	379
Distribution fees - Class A	90
Distribution fees - Class C	895
Transfer agent fees - Class A	67
Transfer agent fees - Class C	223
Transfer agent fees - Class E	38
Transfer agent fees - Class S	1,266
Transfer agent fees - Class Y	13
Professional fees	127
Registration fees	114
Shareholder servicing fees - Class C	299
Shareholder servicing fees - Class E	51
Trustees’ fees	23
Miscellaneous	42

Expenses before reductions	9,311
Expense reductions	(1,266)

Net expenses	8,045

Net investment income (loss)	16,820

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	18,652
Futures contracts	(2,111)
Options written	1,299
Credit default swap contracts	400
Interest rate swap contracts	1,406
Foreign currency-related transactions	193

Net realized gain (loss)	19,839

Net change in unrealized appreciation (depreciation) on:
Investments	11,971
Futures contracts	(212)
Options written	(790)
Credit default swap contracts	2,124
Interest rate swap contracts	(1,387)
Investment matured	603
Foreign currency-related transactions	1,948
Other investments	1

Net change in unrealized appreciation (depreciation)	14,258

Net realized and unrealized gain (loss)	34,097

Net Increase (Decrease) in Net Assets from Operations	$50,917

See accompanying notes which are an integral part of the financial statements.

440	Russell Short Duration Bond Fund

Russell Investment Company

Russell Short Duration Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$16,820	$18,177
Net realized gain (loss)	19,839	1,969
Net change in unrealized appreciation (depreciation)	14,258	(17,876)

Net increase (decrease) in net assets from operations	50,917	2,270

Distributions
From net investment income
Class A	(519)	(503)
Class C	(913)	(1,323)
Class E	(295)	(417)
Class S	(11,079)	(11,839)
Class Y	(5,066)	(5,199)

Net decrease in net assets from distributions	(17,872)	(19,281)

Share Transactions*
Net increase (decrease) in net assets from share transactions	131,667	178,705
Fund Reimbursements	—	7

Total Net Increase (Decrease) in Net Assets	164,712	161,701

Net Assets
Beginning of period	1,093,851	932,150

End of period	$1,258,563	$1,093,851

Undistributed (overdistributed) net investment income included in net assets	$1,475	$1,846

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	441

Russell Investment Company

Russell Short Duration Bond Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	1,307	$25,247	854	$16,464
Proceeds from reinvestment of distributions	22	426	23	436
Payments for shares redeemed	(918)	(17,801)	(651)	(12,539)

Net increase (decrease)	411	7,872	226	4,361

Class C
Proceeds from shares sold	3,599	69,541	3,167	60,865
Proceeds from reinvestment of distributions	45	857	58	1,109
Payments for shares redeemed	(2,815)	(54,292)	(2,939)	(56,418)

Net increase (decrease)	829	16,106	286	5,556

Class E
Proceeds from shares sold	259	5,024	387	7,470
Proceeds from reinvestment of distributions	10	200	14	281
Payments for shares redeemed	(357)	(6,921)	(664)	(12,811)

Net increase (decrease)	(88)	(1,697)	(263)	(5,060)

Class S
Proceeds from shares sold	21,870	424,565	17,525	337,746
Proceeds from reinvestment of distributions	557	10,772	590	11,370
Payments for shares redeemed	(14,734)	(285,320)	(13,123)	(252,977)

Net increase (decrease)	7,693	150,017	4,992	96,139

Class Y
Proceeds from shares sold	1,404	27,141	5,280	101,320
Proceeds from reinvestment of distributions	262	5,066	269	5,200
Payments for shares redeemed	(3,754)	(72,838)	(1,495)	(28,811)

Net increase (decrease)	(2,088)	(40,631)	4,054	77,709

Total increase (decrease)	6,757	$131,667	9,295	$178,705

See accompanying notes which are an integral part of the financial statements.

442	Russell Short Duration Bond Fund

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Russell Investment Company

Russell Short Duration Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions
Class A
October 31, 2012	19.15	.26	.57	.83	(.28)	(.28)
October 31, 2011	19.48	.34	(.31)	.03	(.36)	(.36)
October 31, 2010	18.86	.43	.73	1.16	(.54)	(.54)
October 31, 2009	17.22	.64	1.64	2.28	(.64)	(.64)
October 31, 2008	18.81	.74	(1.55)	(.81)	(.78)	(.78)
Class C
October 31, 2012	19.06	.11	.57	.68	(.15)	(.15)
October 31, 2011	19.41	.19	(.31)	(.12)	(.23)	(.23)
October 31, 2010	18.79	.28	.74	1.02	(.40)	(.40)
October 31, 2009	17.17	.50	1.64	2.14	(.52)	(.52)
October 31, 2008	18.76	.60	(1.55)	(.95)	(.64)	(.64)
Class E
October 31, 2012	19.18	.26	.57	.83	(.28)	(.28)
October 31, 2011	19.52	.34	(.32)	.02	(.36)	(.36)
October 31, 2010	18.89	.43	.73	1.16	(.53)	(.53)
October 31, 2009	17.24	.66	1.62	2.28	(.63)	(.63)
October 31, 2008	18.82	.74	(1.55)	(.81)	(.77)	(.77)
Class S
October 31, 2012	19.15	.30	.58	.88	(.32)	(.32)
October 31, 2011	19.49	.39	(.32)	.07	(.41)	(.41)
October 31, 2010	18.86	.47	.74	1.21	(.58)	(.58)
October 31, 2009	17.21	.70	1.63	2.33	(.68)	(.68)
October 31, 2008	18.79	.79	(1.55)	(.76)	(.82)	(.82)
Class Y
October 31, 2012	19.15	.33	.57	.90	(.34)	(.34)
October 31, 2011	19.49	.41	(.32)	.09	(.43)	(.43)
October 31, 2010	18.86	.50	.72	1.22	(.60)	(.60)
October 31, 2009	17.21	.72	1.63	2.35	(.70)	(.70)
October 31, 2008(2)	18.11	.08	(.78)	(.70)	(.20)	(.20)

See accompanying notes which are an integral part of the financial statements.

444	Russell Short Duration Bond Fund

$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

19.70	4.37	37,994	1.00	.86	1.33	245
19.15	.18	29,061	1.01	.88	1.75	339
19.48	6.23	25,171	1.02	.94	2.25	195
18.86	13.58	13,815	1.04	.96	3.55	217
17.22	(4.60)	4,566	.99	.96	3.98	146

19.59	3.59	132,292	1.75	1.61	.56	245
19.06	(.60)	112,900	1.76	1.63	1.01	339
19.41	5.44	109,450	1.77	1.69	1.48	195
18.89	12.75	49,381	1.79	1.71	2.82	217
17.17	(5.28)	21,508	1.73	1.70	3.23	146

19.73	4.36	20,230	1.00	.86	1.33	245
19.18	.13	21,347	1.01	.88	1.76	339
19.52	6.27	26,856	1.02	.94	2.25	195
18.89	13.59	17,874	1.04	.96	3.67	217
17.24	(4.59)	14,144	.98	.95	3.96	146

19.71	4.66	801,758	.75	.62	1.56	245
19.15	.37	631,819	.76	.63	2.00	339
19.49	6.54	545,704	.77	.69	2.48	195
18.86	13.84	354,384	.79	.71	3.89	217
17.21	(4.30)	233,223	.72	.70	4.20	146

19.71	4.75	266,289	.56	.51	1.70	245
19.15	.46	298,724	.59	.53	2.10	339
19.49	6.58	224,969	.59	.59	2.60	195
18.86	14.00	154,593	.62	.62	4.01	217
17.21	(3.88)	111,198	.73	.65	4.28	146

See accompanying notes which are an integral part of the financial statements.

Russell Short Duration Bond Fund	445

Russell Investment Company

Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Russell Tax Exempt Bond Fund - Class A ‡
	Total Return
1 Year	1.90%
5 Years	3.92	%§
10 Years	3.32	%§

Russell Tax Exempt Bond Fund - Class C
	Total Return
1 Year	5.12%
5 Years	3.95	%§
10 Years	2.95	%§

Russell Tax Exempt Bond Fund - Class E
	Total Return
1 Year	5.87%
5 Years	4.73	%§
10 Years	3.72	%§

Russell Tax Exempt Bond Fund - Class S
	Total Return
1 Year	6.14%
5 Years	4.99	%§
10 Years	3.99	%§

Barclays Capital Municipal 1-10 Yr Blend (1-12) Index **
	Total Return
1 Year	5.78%
5 Years	5.39	%§
10 Years	4.45	%§

446	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Russell Tax Exempt Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of October 31, 2012, the Fund had two money managers.

What is the Fund’s investment objective?

The Fund seeks to provide federal tax-exempt current income consistent with the preservation of capital. The Fund will invest, under normal circumstances, at least 80% of the value of its assets in investments the income from which is exempt from federal income tax.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Russell Tax Exempt Bond Fund’s Class A, Class C, Class E and Class S Shares gained 5.89%, 5.12%, 5.87% and 6.14%, respectively. This is compared to the Fund’s benchmark, the Barclays Municipal 1-10 Year Blend (1-12) Index, which gained 5.78% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Intermediate Municipal Debt Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 7.61%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The rally in credit risk assets (i.e., assets that are sensitive to movements in the credit markets) combined with falling interest rates throughout most of the fiscal year led to very strong total return performance for municipal bonds as spreads and rates both performed well. The Fund held relatively high weights in revenue bonds, especially within the BBB-rated quality bucket and this was a significant positive for performance as BBB-rated issuers outperformed the broader index by approximately 4%.

California municipalities such as Stockton and San Bernardino made headlines over the year with high profile defaults. This did not impact the Fund as the Fund did not have exposure to either municipality and these defaults did not lead to material contagion. That said, local general obligation bonds did lag their state counterparties and this was positive for the Fund because the Fund maintains higher exposure to state general obligations than local ones.

On the interest rates side, the rally throughout the year was a driving force behind the Fund’s ability to produce positive total returns in ten out of twelve months. The Federal Reserve’s announcement of a third round of quantitative easing led to surprisingly strong total return performance to end the year given the low interest rate environment.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The Fund’s preferences for revenue bonds and to go further out the yield curve than the benchmark were strong positives for performance over the period. A long duration position paid off throughout most of the year as interest rates fell and positioning on the long end of the curve provided a further boost as that portion of the curve rallied the most. After a more challenging 2011, revenue bonds outperformed (hospitals in particular) and this was another overweight position for the Fund relative to the benchmark that improved overall performance.

AllianceBernstein, L.P. (“Alliance”) was added to the Fund in June 2012 and outperformed the Fund’s benchmark for the portion of the fiscal year in which it was a money manager for the Fund. Alliance initially held a long duration position that helped produce positive performance, but much of their outperformance came from an overweight to BBB and A issuers relative to the benchmark.

Standish Mellon Asset Management Company LLC (“Standish”) outperformed the Fund’s benchmark for the fiscal year. Standish’s outperformance was driven by an overweight to revenue bond issuers and a modest overweight to the long end of the yield curve.

Delaware Management Company (“Delaware”) was terminated from the Fund in June 2012 and outperformed the Fund’s benchmark for the portion of the fiscal year in which it was a money manager for the Fund. Outperformance was driven by a strategic long duration position and overweight to the long end of the yield curve. Taking on greater credit risk than the benchmark was also a positive contributor to performance.

Describe any changes to the Fund’s structure or the money manager line-up.

In June 2012, RIMCo terminated Delaware Management Company and hired AllianceBernstein, L.P.

Money Managers as of October 31, 2012	Styles
AllianceBernstein, L.P.	Sector Specialist
Standish Mellon Asset Management Company LLC	Sector Specialist

Russell Tax Exempt Bond Fund	447

Russell Investment Company

Russell Tax Exempt Bond Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2002.

**	The Barclays Capital Municipal 1-10 Yr Blend (1-12) Index is an index, with income reinvested, representative of municipal bonds with maturities ranging from 1-10 years.

‡	The Fund first issued Class A Shares on June 1, 2010. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance has been adjusted to reflect the deduction of the maximum Class A sales charge of 3.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

448	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,018.91	$1,020.96
Expenses Paid During Period*	$4.21	$4.22

*	Expenses are equal to the Fund’s annualized expense ratio of 0.83% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,014.96	$1,017.39
Expenses Paid During Period*	$7.80	$7.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.54% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,018.59	$1,021.17
Expenses Paid During Period*	$4.01	$4.01

*	Expenses are equal to the Fund’s annualized expense ratio of 0.79% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Tax Exempt Bond Fund	449

Russell Investment Company

Russell Tax Exempt Bond Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,019.86	$1,022.42
Expenses Paid During Period*	$2.74	$2.75

*	Expenses are equal to the Fund’s annualized expense ratio of 0.54% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

450	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Fair Value $

Municipal Bonds - 94.2%
Alabama - 1.4%
Alabama 21st Century Authority Revenue Bonds	1,120	5.000	06/01/18	1,334
Alabama 21st Century Authority Revenue Bonds	545	5.000	06/01/20	660
Alabama Public School & College Authority Revenue Bonds	1,000	5.000	05/01/14	1,053
Alabama Public School & College Authority Revenue Bonds	1,000	5.000	05/01/15	1,111
Auburn University Revenue Bonds	2,000	5.000	06/01/23	2,524
Birmingham Water Works Board Revenue Bonds (µ)	1,275	5.000	01/01/17	1,464
Courtland Industrial Development Board Revenue Bonds	250	5.000	11/01/13	260
Mobile Industrial Development Board Revenue Bonds (Ê)	1,400	4.875	06/01/34	1,422

				9,828

Alaska - 0.1%
City of Valdez Alaska Revenue Bonds	750	5.000	01/01/21	910

Arizona - 2.9%
Arizona Department of Transportation State Highway Fund Revenue Bonds	1,500	5.000	07/01/14	1,615
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/18	2,378
Arizona Health Facilities Authority Revenue Bonds	2,000	5.250	01/01/22	2,299
Arizona School Facilities Board Revenue Bonds	1,500	5.000	07/01/16	1,674
Arizona Water Infrastructure Finance Authority Revenue Bonds	1,455	5.000	10/01/18	1,793
Arizona Water Infrastructure Finance Authority Revenue Bonds	1,500	5.000	10/01/20	1,894
City of Mesa Arizona Revenue Bonds (µ)	560	5.250	07/01/14	605
City of Phoenix Arizona General Obligation Unlimited	2,000	5.000	07/01/15	2,230
Maricopa County Pollution Control Corp. Revenue Bonds (Ê)	2,310	5.200	06/01/43	2,688
Salt River Project Agricultural Improvement & Power District Revenue Bonds	1,635	5.000	01/01/25	1,910
Salt Verde Financial Corp. Revenue Bonds	1,045	5.250	12/01/24	1,214

				20,300

Arkansas - 0.3%
State of Arkansas General Obligation Unlimited	1,750	5.000	08/01/13	1,811

California - 8.4%
Abag Finance Authority for Nonprofit Corps. Certificate Of Participation	260	5.700	08/15/14	261
California Health Facilities Financing Authority Revenue Bonds	1,550	5.000	07/01/16	1,752
California State Department of Water Resources Revenue Bonds	1,000	5.000	05/01/16	1,152
California State Department of Water Resources Revenue Bonds	1,000	5.000	05/01/17	1,188
California State Department of Water Resources Revenue Bonds	2,500	5.000	05/01/19	3,097
California State Department of Water Resources Revenue Bonds	2,500	5.000	12/01/20	3,172
California State Department of Water Resources Revenue Bonds	1,000	5.000	12/01/21	1,211
California State Public Works Board Revenue Bonds	1,000	5.000	12/01/16	1,153
California Statewide Communities Development Authority Revenue Bonds	2,250	5.000	06/15/13	2,315
California Statewide Communities Development Authority Revenue Bonds	2,260	5.000	04/01/19	2,683
California Statewide Communities Development Authority Revenue Bonds	1,405	6.000	05/15/23	1,611
California Statewide Communities Development Authority Revenue Bonds (µ)(Ê)	610	4.100	04/01/28	619
County of Los Angeles California Certificate Of Participation	200	5.000	09/01/20	238
County of Los Angeles California Certificate Of Participation	500	5.000	03/01/21	591
County of Los Angeles California Certificate Of Participation	125	5.000	09/01/21	149
County of Los Angeles California Certificate Of Participation	430	5.000	09/01/22	510
County of Sacramento California Airport System Revenue Bonds	2,000	5.000	07/01/22	2,248
Golden State Tobacco Securitization Corp. Revenue Bonds (µ)	500	5.000	06/01/20	501
Golden State Tobacco Securitization Corp. Revenue Bonds (µ)	750	4.600	06/01/23	814
Kings River Conservation District Certificate Of Participation	850	5.000	05/01/15	933
Los Angeles Department of Water & Power Revenue Bonds	1,280	5.000	01/01/16	1,444
Los Angeles Harbor Department Revenue Bonds	2,000	5.250	08/01/22	2,412
Los Angeles Unified School District General Obligation Unlimited (µ)(ae)	1,150	5.000	07/01/13	1,186
Modesto Irrigation District Revenue Bonds	1,425	5.000	07/01/17	1,669

Russell Tax Exempt Bond Fund	451

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Fair Value $

Northern California Power Agency Revenue Bonds	1,000	5.000	06/01/15	1,107
San Diego Public Facilities Financing Authority Sewer Revenue Bonds	240	5.000	05/15/21	292
San Francisco City & County Public Utilities Commission Water Revenue Bonds	2,685	5.000	11/01/27	3,234
Southern California Public Power Authority Revenue Bonds	1,500	5.000	07/01/18	1,830
Southern California Public Power Authority Revenue Bonds	1,000	5.000	07/01/23	1,211
State of California General Obligation Unlimited (µ)	1,000	6.000	02/01/17	1,205
State of California General Obligation Unlimited	1,000	5.000	10/01/17	1,185
State of California General Obligation Unlimited	2,000	5.000	02/01/20	2,420
State of California General Obligation Unlimited	1,250	5.000	07/01/20	1,535
State of California General Obligation Unlimited	2,500	5.500	04/01/21	3,057
State of California General Obligation Unlimited	1,000	5.250	07/01/21	1,235
State of California General Obligation Unlimited	1,000	5.250	03/01/22	1,207
State of California General Obligation Unlimited (µ)(Ê)	100	0.200	07/01/23	100
State of California General Obligation Unlimited	2,500	5.250	09/01/28	2,976
State of California General Obligation Unlimited	450	5.000	02/01/31	516
Tuolumne Wind Project Authority Revenue Bonds	1,500	5.000	01/01/18	1,749
University of California Revenue Bonds	500	4.000	05/15/14	528

				58,296

Colorado - 3.1%
City & County of Denver Colorado Airport System Revenue Revenue Bonds	1,965	5.000	11/15/25	2,365
City of Colorado Springs Colorado Utilities System Revenue Bonds	4,000	5.000	11/15/18	4,921
Colorado Health Facilities Authority Revenue Bonds	1,000	5.250	06/01/23	1,083
Colorado Housing & Finance Authority Revenue Bonds	11,350	5.000	05/15/14	12,150
Colorado Housing & Finance Authority Revenue Bonds	20	6.300	08/01/16	20
E-470 Public Highway Authority Revenue Bonds (µ)	850	5.000	09/01/17	930

				21,469

Connecticut - 0.8%
Connecticut State Health & Educational Facility Authority Revenue Bonds	2,500	5.000	07/01/25	3,004
State of Connecticut General Obligation Unlimited	2,490	5.000	01/01/16	2,831

				5,835

Delaware - 0.6%
Delaware Transportation Authority Revenue Bonds (µ)(ae)	1,305	5.000	07/01/15	1,464
Delaware Transportation Authority Revenue Bonds	1,330	5.000	07/01/16	1,541
Delaware Transportation Authority Revenue Bonds	1,000	5.000	07/01/17	1,194

				4,199

Florida - 7.6%
Citizens Property Insurance Corp. Revenue Bonds (µ)	1,000	5.000	03/01/15	1,090
Citizens Property Insurance Corp. Revenue Bonds	2,600	5.000	06/01/15	2,829
Citizens Property Insurance Corp. Revenue Bonds	2,500	5.000	06/01/18	2,892
Citizens Property Insurance Corp. Revenue Bonds	2,500	5.000	06/01/20	2,923
City of Gulf Breeze Florida Revenue Bonds (µ)	1,825	5.000	12/01/15	1,830
City of Lakeland Florida Energy System Revenue Bonds (µ)	2,000	5.000	10/01/17	2,352
City of Pembroke Pines Florida Revenue Bonds (µ)	1,000	5.000	10/01/16	1,108
City of Tampa Florida Revenue Bonds	500	5.000	11/15/15	560
County of Miami-Dade Florida Water & Sewer System Revenue Bonds (µ)	1,500	5.250	10/01/19	1,853
County of Orange Florida Sales Tax Revenue Revenue Bonds	8,885	5.000	01/01/20	10,940
County of Sarasota Florida Utility System Revenue Revenue Bonds (µ)	2,290	5.000	10/01/18	2,566
Escambia County Health Facilities Authority Revenue Bonds	1,000	5.250	11/15/13	1,050
Florida Department of Children & Family Services Certificate Of Participation (µ)	1,175	5.000	10/01/15	1,311
Hillsborough County Aviation Authority Revenue Bonds	1,000	5.000	10/01/14	1,086
JEA Electric System Revenue Bonds	1,000	5.000	10/01/17	1,186
Kissimmee Utility Authority Revenue Bonds (µ)	1,000	5.000	10/01/17	1,162

452	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Fair Value $

Miami-Dade County Educational Facilities Authority Revenue Bonds (µ)(ae)	1,750	5.000	04/01/14	1,864
Orlando Utilities Commission Revenue Bonds	3,000	5.000	10/01/19	3,695
Palm Beach County School District Certificate Of Participation (µ)	1,000	5.000	08/01/14	1,076
South Miami Health Facilities Authority Revenue Bonds	750	5.000	08/15/18	878
State of Florida General Obligation Unlimited	1,000	5.000	06/01/16	1,157
State of Florida General Obligation Unlimited	3,515	5.000	06/01/17	3,944
State of Florida Revenue Bonds (µ)	1,000	5.250	01/01/13	1,008
State of Florida Revenue Bonds	1,300	5.000	07/01/16	1,504
Tampa-Hillsborough County Expressway Authority Revenue Bonds (µ)	1,000	5.000	07/01/14	1,073

				52,937

Georgia - 3.4%
Atlanta Independent School System Certificate Of Participation	2,000	5.000	03/01/17	2,322
City of Atlanta Georgia Department of Aviation Revenue Bonds	2,000	5.000	01/01/16	2,267
City of Atlanta Georgia Department of Aviation Revenue Bonds	2,500	5.000	01/01/20	3,029
City of Atlanta Georgia Water & Wastewater Revenue Bonds	1,000	6.000	11/01/20	1,274
City of Atlanta Georgia Water & Wastewater Revenue Bonds (µ)	2,000	5.500	11/01/23	2,360
City of Atlanta Georgia Water & Wastewater Revenue Bonds	1,300	6.000	11/01/25	1,625
Georgia State Road & Tollway Authority Revenue Bonds	1,150	5.000	03/01/19	1,430
Municipal Electric Authority of Georgia Revenue Bonds (µ)	850	6.250	01/01/17	1,011
Private Colleges & Universities Authority Revenue Bonds	1,500	5.000	09/01/16	1,751
State of Georgia General Obligation Unlimited	2,100	5.500	07/01/13	2,173
State of Georgia General Obligation Unlimited	1,000	5.000	11/01/16	1,175
State of Georgia General Obligation Unlimited	1,240	5.000	07/01/17	1,486
State of Georgia General Obligation Unlimited	1,500	5.000	07/01/22	1,792

				23,695

Guam - 0.2%
Territory of Guam Revenue Bonds	500	5.375	12/01/24	551
Territory of Guam Revenue Bonds	785	5.000	01/01/32	889

				1,440

Hawaii - 0.4%
City & County Honolulu Hawaii Wastewater System Revenue Bonds (µ)	1,500	5.000	07/01/19	1,790
Hawaii Housing & Community Development Corp. Revenue Bonds	120	3.700	01/01/22	123
State of Hawaii General Obligation Unlimited	1,000	5.000	02/01/15	1,100

				3,013

Idaho - 0.6%
Boise State University Revenue Bonds	1,100	5.000	04/01/17	1,290
Idaho Housing & Finance Association Revenue Bonds (µ)	1,330	5.250	07/15/21	1,576
Idaho State Building Authority Revenue Bonds	940	5.000	09/01/23	1,154

				4,020

Illinois - 3.7%
City of Chicago Illinois General Obligation Unlimited (µ)	2,500	5.000	01/01/17	2,725
City of Chicago Illinois General Obligation Unlimited (µ)	2,135	5.000	12/01/23	2,407
City of Chicago Illinois General Obligation Unlimited (µ)(Ê)	500	0.210	01/01/42	500
City of Chicago Illinois O’Hare International Airport Revenue Bonds (µ)	1,000	5.000	01/01/19	1,121
City of Chicago Illinois O’Hare International Airport Revenue Bonds (µ)	1,320	5.000	01/01/20	1,515
Cook County Community Consolidated School District No. 15 Palatine General Obligation Limited (µ)	2,235	Zero coupon	12/01/13	2,190
Illinois Finance Authority Revenue Bonds	1,000	5.000	03/01/15	1,094
Lake County Community Unit School District No. 116 Round Lake General Obligation Unlimited (µ)	400	7.600	02/01/14	436
Metropolitan Pier & Exposition Authority Revenue Bonds	1,500	5.000	12/15/22	1,713

Russell Tax Exempt Bond Fund	453

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Fair Value $

Railsplitter Tobacco Settlement Authority Revenue Bonds	1,000	5.000	06/01/18	1,147
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,000	5.000	06/01/19	1,146
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,925	5.250	06/01/20	2,246
Railsplitter Tobacco Settlement Authority Revenue Bonds	1,000	5.500	06/01/23	1,178
Railsplitter Tobacco Settlement Authority Revenue Bonds	2,500	6.250	06/01/24	2,784
State of Illinois General Obligation Unlimited	1,000	5.000	08/01/22	1,154
State of Illinois Revenue Bonds (µ)	1,000	5.000	06/15/16	1,143
University of Illinois Revenue Bonds	1,115	5.000	04/01/20	1,354

				25,853

Indiana - 1.4%
Ball State University Revenue Bonds (µ)	1,000	5.000	07/01/16	1,137
City of Indianapolis Indiana Gas Utility Revenue Bonds (µ)	1,000	5.000	08/15/23	1,173
City of Whiting Indiana Revenue Bonds	375	5.000	01/01/16	421
Indiana Bond Bank Revenue Bonds (µ)	20	5.750	08/01/13	21
Indiana Finance Authority Revenue Bonds	1,000	4.900	01/01/16	1,101
Indiana Finance Authority Revenue Bonds	1,500	5.250	02/01/18	1,836
Indiana Finance Authority Revenue Bonds	1,000	5.000	02/01/19	1,234
Indianapolis Local Public Improvement Bond Bank Revenue Bonds	1,150	5.000	06/01/16	1,296
Indianapolis Local Public Improvement Bond Bank Revenue Bonds	1,000	5.000	02/01/18	1,207

				9,426

Iowa - 0.4%
Iowa Finance Authority Revenue Bonds (µ)	1,000	5.000	07/01/14	1,060
Iowa Higher Education Loan Authority Revenue Bonds	1,625	5.000	12/01/18	2,003

				3,063

Louisiana - 0.8%
Louisiana Public Facilities Authority Revenue Bonds	1,000	5.000	07/01/19	1,156
Louisiana State Citizens Property Insurance Corp. Revenue Bonds (µ)	2,460	6.750	06/01/26	2,959
Louisiana State University & Agricultural & Mechanical College Revenue Bonds	1,000	5.000	07/01/16	1,144

				5,259

Maryland - 1.8%
County of Montgomery Maryland General Obligation Unlimited	1,000	5.000	07/01/17	1,198
County of Montgomery Maryland General Obligation Unlimited	1,350	5.000	07/01/19	1,694
County of Prince George’s Maryland General Obligation Limited	1,000	5.000	07/15/16	1,166
Maryland Economic Development Corp. Revenue Bonds	1,250	5.125	06/01/20	1,419
Maryland Economic Development Corp. Revenue Bonds	885	6.200	09/01/22	1,088
Maryland Health & Higher Educational Facilities Authority Revenue Bonds (Ê)	465	5.000	05/15/48	515
Maryland State Transportation Authority Revenue Bonds	1,000	5.000	03/01/16	1,152
State of Maryland General Obligation Unlimited	2,500	5.250	03/01/13	2,541
State of Maryland General Obligation Unlimited	1,500	5.000	08/01/14	1,622

				12,395

Massachusetts - 1.7%
Commonwealth of Massachusetts General Obligation Limited	930	5.500	11/01/15	1,067
Commonwealth of Massachusetts General Obligation Limited	1,000	5.500	10/01/16	1,188
Commonwealth of Massachusetts General Obligation Unlimited	1,500	5.250	08/01/13	1,556
Massachusetts Department of Transportation Revenue Bonds	1,380	5.000	01/01/15	1,494
Massachusetts Port Authority Revenue Bonds	1,000	5.000	07/01/21	1,237
Massachusetts School Building Authority Revenue Bonds	1,015	5.000	08/15/17	1,213
Massachusetts School Building Authority Revenue Bonds	1,000	5.000	10/15/22	1,255
Massachusetts Water Pollution Abatement Revenue Bonds	1,090	5.000	08/01/16	1,268
Massachusetts Water Resources Authority Revenue Bonds	1,525	5.000	08/01/14	1,648

				11,926

454	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Fair Value $

Michigan - 3.2%
City of Detroit Michigan Sewage Disposal System Revenue Bonds (µ)	1,000	5.000	07/01/14	1,039
City of Detroit Michigan Water Supply System Revenue Bonds (µ)	1,015	5.000	07/01/18	1,098
Detroit City School District General Obligation Unlimited (µ)	1,000	6.000	05/01/19	1,215
Kent Hospital Finance Authority Revenue Bonds	1,505	5.000	11/15/19	1,798
Kent Hospital Finance Authority Revenue Bonds (Ê)	500	5.250	01/15/47	522
Michigan Finance Authority Revenue Bonds	5,000	5.000	07/01/14	5,383
Michigan Finance Authority Revenue Bonds	1,500	5.000	06/01/19	1,702
Michigan Finance Authority Revenue Bonds	3,500	5.000	07/01/21	4,187
Michigan State Hospital Finance Authority Revenue Bonds (Ê)	1,000	5.500	11/01/13	1,052
Michigan Strategic Fund Revenue Bonds	2,000	6.250	06/01/14	2,171
Wayne County Airport Authority Revenue Bonds	2,000	5.000	12/01/17	2,347

				22,514

Minnesota - 3.6%
City of Minneapolis Minnesota Revenue Bonds	1,250	5.000	08/01/17	1,384
City of Minneapolis Minnesota Revenue Bonds	1,855	6.375	11/15/23	2,224
City of Rochester Minnesota Revenue Bonds (Ê)	1,125	4.000	11/15/30	1,301
City of Saint Louis Park Minnesota Revenue Bonds	1,165	5.500	07/01/17	1,359
City of Saint Louis Park Minnesota Revenue Bonds	725	5.500	07/01/18	862
Elk River Independent School District No. 728 General Obligation Unlimited	5,175	4.000	02/01/15	5,569
Elk River Independent School District No. 728 General Obligation Unlimited	2,465	5.000	02/01/16	2,804
Minnesota Municipal Power Agency Revenue Bonds	2,220	5.250	10/01/21	2,426
State of Minnesota General Obligation Unlimited	545	5.000	06/01/14	585
State of Minnesota General Obligation Unlimited	1,000	5.000	08/01/15	1,125
State of Minnesota General Obligation Unlimited	1,990	5.000	06/01/17	2,377
Tobacco Securitization Authority Minnesota Revenue Bonds	1,175	5.000	03/01/21	1,366
Tobacco Securitization Authority Minnesota Revenue Bonds	1,010	5.000	03/01/22	1,184
Tobacco Securitization Authority Minnesota Revenue Bonds	780	5.250	03/01/31	878

				25,444

Mississippi - 0.4%
Mississippi Development Bank Revenue Bonds (µ)	1,000	5.000	07/01/15	1,090
Mississippi Hospital Equipment & Facilities Authority Revenue Bonds	1,555	5.000	10/01/17	1,802

				2,892

Missouri - 0.7%
City of Saint Louis Missouri Airport Revenue Bonds	1,680	6.125	07/01/24	1,952
Missouri Highway & Transportation Commission Revenue Bonds	2,500	5.250	05/01/23	2,940

				4,892

Nebraska - 0.3%
Nebraska Public Power District Revenue Bonds	2,000	4.000	01/01/21	2,303

Nevada - 0.9%
County of Clark Nevada Airport System Revenue Bonds (µ)	2,500	5.000	07/01/22	2,925
County of Clark Nevada General Obligation Limited (µ)	1,000	5.000	11/01/13	1,047
County of Clark Nevada Revenue Bonds	1,000	5.000	07/01/16	1,137
Las Vegas Valley Water District General Obligation Limited	1,000	5.000	06/01/22	1,222

				6,331

New Jersey - 3.6%
New Jersey Economic Development Authority Revenue Bonds	1,020	5.375	06/15/15	1,152
New Jersey Economic Development Authority Revenue Bonds (µ)	1,500	5.500	06/15/16	1,763
New Jersey Economic Development Authority Revenue Bonds	2,500	5.000	09/01/18	3,006
New Jersey Economic Development Authority Revenue Bonds	2,765	5.000	06/15/20	3,229

Russell Tax Exempt Bond Fund	455

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Fair Value $

New Jersey Economic Development Authority Revenue Bonds	75	5.000	06/15/21	87
New Jersey Educational Facilities Authority Revenue Bonds	2,000	5.000	07/01/16	2,332
New Jersey Health Care Facilities Financing Authority Revenue Bonds	980	5.000	07/01/13	1,003
New Jersey Health Care Facilities Financing Authority Revenue Bonds (µ)	1,000	5.000	09/15/17	1,142
New Jersey Transportation Trust Fund Authority Revenue Bonds	1,000	5.000	12/15/16	1,156
New Jersey Transportation Trust Fund Authority Revenue Bonds (µ)	1,500	5.000	06/15/18	1,662
New Jersey Transportation Trust Fund Authority Revenue Bonds	1,000	5.000	12/15/18	1,212
New Jersey Transportation Trust Fund Authority Revenue Bonds	3,750	5.500	06/15/31	4,520
State of New Jersey General Obligation Unlimited (µ)	2,080	5.500	07/15/18	2,593

				24,857

New Mexico - 0.6%
State of New Mexico Revenue Bonds	3,500	5.000	07/01/15	3,915

New York - 10.5%
Battery Park City Authority Revenue Bonds	1,500	5.250	11/01/22	1,573
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds	1,350	5.750	10/01/26	1,658
City of New York New York General Obligation Unlimited	750	5.000	11/01/12	750
City of New York New York General Obligation Unlimited	1,500	5.000	08/01/15	1,678
City of New York New York General Obligation Unlimited	2,170	5.000	08/01/16	2,515
City of New York New York General Obligation Unlimited	1,500	5.000	08/01/19	1,849
City of New York New York General Obligation Unlimited	3,445	5.000	08/01/22	4,310
Metropolitan Transportation Authority Revenue Bonds	1,000	5.000	11/15/21	1,223
Metropolitan Transportation Authority Revenue Bonds	1,430	6.500	11/15/28	1,824
New York City Health & Hospital Corp. Revenue Bonds	1,500	5.000	02/15/17	1,745
New York City Municipal Water Finance Authority Revenue Bonds (µ)(ae)	375	5.000	12/15/14	412
New York City Municipal Water Finance Authority Revenue Bonds (µ)	490	5.000	06/15/21	537
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	890	5.000	11/01/20	1,123
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	3,030	5.000	02/01/15	3,333
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds	2,180	5.000	11/01/21	2,753
New York City Trust for Cultural Resources Revenue Bonds	940	5.000	07/01/21	1,120
New York State Dormitory Authority Revenue Bonds	3,415	5.000	07/01/16	3,808
New York State Dormitory Authority Revenue Bonds	1,755	5.000	07/01/17	2,062
New York State Dormitory Authority Revenue Bonds	1,000	5.000	10/01/19	1,257
New York State Dormitory Authority Revenue Bonds	1,000	5.250	02/15/21	1,247
New York State Dormitory Authority Revenue Bonds	180	5.000	07/01/21	222
New York State Dormitory Authority Revenue Bonds	1,000	6.500	12/01/21	1,162
New York State Dormitory Authority Revenue Bonds	2,400	5.000	05/01/22	2,822
New York State Dormitory Authority Revenue Bonds	725	5.000	05/15/23	893
New York State Dormitory Authority Revenue Bonds	835	5.000	07/01/24	1,011
New York State Dormitory Authority Revenue Bonds	2,500	5.250	07/01/29	3,008
New York State Environmental Facilities Corp. Revenue Bonds	770	5.000	06/15/22	929
New York State Environmental Facilities Corp. Revenue Bonds	1,640	5.000	09/15/23	1,931
New York State Thruway Authority Revenue Bonds (µ)	1,575	5.250	04/01/13	1,607
New York State Thruway Authority Revenue Bonds	4,000	5.000	04/01/14	4,258
New York State Thruway Authority Revenue Bonds	2,300	5.000	03/15/19	2,835
New York State Urban Development Corp. Revenue Bonds	2,500	5.000	03/15/17	2,954
Sales Tax Asset Receivable Corp. Revenue Bonds (µ)	1,700	5.000	10/15/25	1,842
State of New York General Obligation Unlimited	1,500	5.000	02/15/14	1,590
State of New York General Obligation Unlimited	2,000	5.000	12/15/21	2,545
Triborough Bridge & Tunnel Authority Revenue Bonds	950	5.000	11/15/17	1,145
Triborough Bridge & Tunnel Authority Revenue Bonds (µ)	1,000	5.500	11/15/20	1,274
Triborough Bridge & Tunnel Authority Revenue Bonds (Ê)	2,250	5.000	11/15/25	2,357
Triborough Bridge & Tunnel Authority Revenue Bonds (Ê)	900	5.000	11/15/38	1,000
Troy Capital Resource Corp. Revenue Bonds	1,000	5.000	09/01/20	1,203

				73,365

456	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Fair Value $

North Carolina - 1.7%
City of Charlotte North Carolina General Obligation Unlimited	1,890	5.000	06/01/15	2,111
County of Wake North Carolina General Obligation Unlimited	1,025	5.000	03/01/22	1,317
North Carolina Eastern Municipal Power Agency Revenue Bonds	650	5.000	01/01/16	734
North Carolina Medical Care Commission Revenue Bonds	410	5.400	10/01/27	424
North Carolina Municipal Power Agency No. 1 Revenue Bonds	200	5.500	01/01/13	202
State of North Carolina General Obligation Unlimited	1,000	5.000	03/01/14	1,016
State of North Carolina General Obligation Unlimited	2,500	5.000	05/01/20	3,168
State of North Carolina Revenue Bonds	1,000	5.000	05/01/19	1,234
University of North Carolina at Chapel Hill Revenue Bonds	1,205	5.000	12/01/31	1,409

				11,615

Ohio - 1.8%
City of Cleveland Ohio Airport System Revenue Bonds	585	5.000	01/01/28	664
County of Montgomery Ohio Revenue Bonds	1,100	5.750	11/15/22	1,334
Kent State University Revenue Bonds (µ)	2,000	5.000	05/01/16	2,270
Ohio Air Quality Development Authority Revenue Bonds	1,110	5.700	02/01/14	1,164
State of Ohio Revenue Bonds	4,105	5.000	06/15/16	4,722
University of Cincinnati Revenue Bonds	1,965	5.000	06/01/21	2,415

				12,569

Oklahoma - 0.2%
Oklahoma Development Finance Authority Revenue Bonds	275	5.000	10/01/13	287
Tulsa County Industrial Authority Revenue Bonds	1,000	4.000	09/01/14	1,063

				1,350

Oregon - 1.0%
City of Portland Oregon Sewer System Revenue Bonds	2,000	5.000	06/15/18	2,442
Morrow County School District No. 1 General Obligation Unlimited (µ)	1,955	5.500	06/15/21	2,483
Oregon Department of Transportation Revenue Bonds	2,000	5.250	11/15/14	2,196

				7,121

Pennsylvania - 5.8%
Allegheny County Hospital Development Authority Revenue Bonds	2,000	5.000	09/01/16	2,294
Allegheny County Industrial Development Authority Revenue Bonds	920	6.500	05/01/17	994
Berks County Municipal Authority Revenue Bonds	1,960	5.250	11/01/24	2,244
Berks County Vocational Technical School Authority Revenue Bonds (µ)	1,260	5.000	06/01/15	1,374
Commonwealth of Pennsylvania General Obligation Unlimited	2,000	5.000	08/01/13	2,070
Commonwealth of Pennsylvania General Obligation Unlimited	2,500	5.500	01/01/14	2,649
Commonwealth of Pennsylvania General Obligation Unlimited (µ)	1,300	5.375	07/01/17	1,575
County of Allegheny Pennsylvania General Obligation Unlimited (µ)	1,000	5.000	10/01/15	1,112
Montgomery County Industrial Development Authority Revenue Bonds	1,000	5.000	11/15/17	1,128
Pennsylvania Economic Development Financing Authority Revenue Bonds	3,020	5.000	01/01/22	3,553
Pennsylvania Economic Development Financing Authority Revenue Bonds	2,000	5.000	07/01/22	2,290
Pennsylvania Economic Development Financing Authority Revenue Bonds	4,460	5.000	01/01/23	5,034
Pennsylvania Economic Development Financing Authority Revenue Bonds	1,200	6.250	10/15/23	1,406
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	1,000	5.000	09/01/17	1,197
Pennsylvania Higher Educational Facilities Authority Revenue Bonds (µ)	3,000	5.000	06/15/20	3,299
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	1,125	6.000	07/01/21	1,341
Pennsylvania Higher Educational Facilities Authority Revenue Bonds	1,940	5.250	05/01/24	2,277
Pennsylvania Intergovernmental Cooperation Authority Special Tax	1,000	5.000	06/15/17	1,181
Pennsylvania Turnpike Commission Revenue Bonds (µ)	1,450	5.500	12/01/13	1,531
Philadelphia Authority for Industrial Development Revenue Bonds (µ)(Ê)	1,000	0.180	03/01/27	1,000
University of Pittsburgh Revenue Bonds	1,000	5.500	09/15/21	1,237

				40,786

Russell Tax Exempt Bond Fund	457

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Fair Value $

Puerto Rico - 3.3%
Commonwealth of Puerto Rico General Obligation Unlimited (ae)	1,780	5.250	07/01/13	1,838
Commonwealth of Puerto Rico General Obligation Unlimited	750	5.250	07/01/15	803
Commonwealth of Puerto Rico General Obligation Unlimited (ae)	620	5.250	07/01/16	727
Government Development Bank for Puerto Rico Revenue Bonds (µ)	2,830	4.750	12/01/15	2,919
Puerto Rico Electric Power Authority Revenue Bonds (µ)	1,005	5.500	07/01/16	1,120
Puerto Rico Electric Power Authority Revenue Bonds	1,000	5.000	07/01/17	1,110
Puerto Rico Electric Power Authority Revenue Bonds (µ)	500	5.500	07/01/17	566
Puerto Rico Highway & Transportation Authority Revenue Bonds	2,000	5.000	07/01/13	2,056
Puerto Rico Housing Finance Authority Revenue Bonds	180	5.500	12/01/15	200
Puerto Rico Housing Finance Authority Revenue Bonds	1,830	5.500	12/01/16	2,065
Puerto Rico Public Buildings Authority Revenue Bonds (ae)	2,000	5.500	07/01/14	2,168
Puerto Rico Sales Tax Financing Corp. Revenue Bonds (ae)	30	6.125	02/01/14	32
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	650	5.000	08/01/22	783
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	2,500	5.500	08/01/22	2,864
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	970	6.125	08/01/29	1,020
Puerto Rico Sales Tax Financing Corp. Revenue Bonds	2,500	6.500	08/01/35	2,973

				23,244

Rhode Island - 0.3%
Rhode Island Health & Educational Building Corp. Revenue Bonds	1,500	5.000	09/01/22	1,913

South Carolina - 0.9%
Piedmont Municipal Power Agency Revenue Bonds	1,000	5.000	01/01/20	1,206
South Carolina State Public Service Authority Revenue Bonds	1,000	5.000	12/01/16	1,167
South Carolina State Public Service Authority Revenue Bonds	3,000	5.000	12/01/19	3,713

				6,086

South Dakota - 0.0%
South Dakota Housing Development Authority Revenue Bonds	175	4.800	05/01/22	175

Tennessee - 0.5%
City of Memphis Tennessee Electric System Revenue Revenue Bonds	1,135	5.000	12/01/15	1,286
Metropolitan Government of Nashville & Davidson County Tennessee Water & Sewer Revenue Bonds	1,500	5.000	07/01/21	1,856

				3,142

Texas - 7.3%
Canadian River Municipal Water Authority Corp. Revenue Bonds (µ)	800	5.000	02/15/17	913
Canadian River Municipal Water Authority Corp. Revenue Bonds (µ)	415	5.000	02/15/18	470
City of Austin Texas Water & Wastewater System Revenue Bonds (µ)	1,000	5.250	11/15/14	1,098
City of Bryan Texas Electric System Revenue Revenue Bonds	1,000	5.000	07/01/15	1,103
City of Dallas Texas Waterworks & Sewer System Revenue Bonds	2,000	5.000	10/01/18	2,467
City of Fort Worth Texas Water & Sewer System Revenue Bonds	1,000	5.000	02/15/13	1,013
City of Fort Worth Texas Water & Sewer System Revenue Bonds	1,340	5.000	02/15/17	1,579
City of Houston Texas Airport System Revenue Bonds	1,500	5.000	07/01/17	1,763
City of Houston Texas General Obligation Limited	1,375	5.250	03/01/28	1,603
City of Houston Texas Revenue Bonds	1,890	5.000	09/01/20	2,211
City of New Braunfels Texas General Obligation Limited (µ)(ae)	665	5.250	10/01/14	727
City of San Antonio Texas Water System Revenue Revenue Bonds	2,250	5.000	05/15/24	2,726
City Public Service Board of San Antonio Texas Revenue Bonds	50	5.250	02/01/13	51
City Public Service Board of San Antonio Texas Revenue Bonds	1,000	5.000	02/01/14	1,058
City Public Service Board of San Antonio Texas Revenue Bonds	1,000	5.000	02/01/18	1,207
Conroe Independent School District General Obligation Unlimited	1,085	5.000	02/15/25	1,316
County of Fort Bend Texas General Obligation Limited (µ)	1,000	5.000	03/01/16	1,143
County of Travis Texas General Obligation Limited	1,000	5.000	03/01/15	1,102
Dallas Convention Center Hotel Development Corp. Revenue Bonds	2,150	5.250	01/01/23	2,423
Dallas/Fort Worth International Airport Revenue Bonds	280	5.000	11/01/22	312

458	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity	Fair Value $

Dallas/Fort Worth International Airport Revenue Bonds	200	5.000	11/01/23	221
Dallas/Fort Worth International Airport Revenue Bonds	250	5.000	11/01/24	275
Dickinson Independent School District General Obligation Unlimited	1,000	5.000	02/15/23	1,090
Fort Worth Independent School District General Obligation Unlimited	2,000	5.000	02/15/18	2,421
Grand Prairie Independent School District General Obligation Unlimited	750	5.000	02/15/19	876
Lower Colorado River Authority Revenue Bonds (µ)	430	5.875	05/15/14	432
Lower Colorado River Authority Revenue Bonds	1,300	5.000	05/15/16	1,486
North East Independent School District General Obligation Unlimited (µ)(ae)	1,000	5.000	08/01/14	1,082
North Texas Tollway Authority Revenue Bonds	960	6.000	01/01/24	1,128
North Texas Tollway Authority Revenue Bonds (Ê)	1,235	5.750	01/01/38	1,411
Permanent University Fund Revenue Bonds	1,500	5.000	07/01/23	1,895
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds	1,500	5.000	11/15/16	1,734
Texas A&M University Revenue Bonds	2,000	5.000	05/15/15	2,225
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds	1,445	7.500	12/31/31	1,832
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds	1,250	7.500	06/30/33	1,597
Texas Public Finance Authority Revenue Bonds	1,905	5.000	07/01/14	2,052
Texas Transportation Commission Revenue Bonds	2,500	5.000	04/01/25	2,809

				50,851

Utah - 0.3%
State of Utah General Obligation Unlimited	2,000	5.000	07/01/16	2,323

Virgin Islands - 0.0%
Virgin Islands Public Finance Authority Revenue Bonds	200	5.000	10/01/13	206

Virginia - 2.7%
Chesapeake Economic Development Authority Revenue Bonds (Ê)	550	3.600	02/01/32	555
Chesterfield County Economic Development Authority Revenue Bonds	650	5.000	05/01/23	755
Commonwealth of Virginia General Obligation Unlimited	1,000	5.000	06/01/23	1,175
County of Fairfax Virginia General Obligation Unlimited	1,750	5.250	04/01/14	1,872
County of Fairfax Virginia General Obligation Unlimited	3,000	5.000	04/01/18	3,664
University of Virginia Revenue Bonds (ae)	2,345	5.000	06/01/13	2,410
University of Virginia Revenue Bonds	205	5.000	06/01/20	209
University of Virginia Revenue Bonds	240	5.000	06/01/21	245
Virginia College Building Authority Revenue Bonds (ae)	2,065	5.000	02/01/14	2,185
Virginia Commonwealth Transportation Board Revenue Bonds	2,000	5.000	03/15/18	2,409
Virginia Commonwealth Transportation Board Revenue Bonds	1,250	4.750	05/15/21	1,323
Virginia Public Building Authority Revenue Bonds	1,000	5.000	08/01/14	1,081
Virginia Public School Authority Revenue Bonds	1,000	5.000	08/01/17	1,195

				19,078

Washington - 4.3%
City of Seattle Washington Municipal Light & Power Revenue Bonds	1,500	5.000	02/01/14	1,586
City of Seattle Washington Water System Revenue Revenue Bonds	6,000	5.000	09/01/22	7,641
Clark County Public Utility District No. 1 Revenue Bonds	1,375	5.000	01/01/14	1,438
County of King Washington Sewer Revenue Bonds (µ)	1,625	5.000	01/01/14	1,712
Energy Northwest Revenue Bonds	1,000	5.000	07/01/14	1,077
Energy Northwest Revenue Bonds	2,500	5.000	07/01/15	2,796
Energy Northwest Revenue Bonds	1,000	7.125	07/01/16	1,228
King County School District No. 405 Bellevue General Obligation Unlimited (µ)	1,000	5.000	12/01/14	1,095
Mason County School District No. 309 Shelton General Obligation Unlimited (µ)	1,115	5.000	12/01/18	1,341
Pierce County School District No. 3 Puyallup General Obligation Unlimited (µ)	1,000	5.000	12/01/18	1,128
Port of Seattle Washington Revenue Bonds	1,000	5.000	06/01/22	1,184
Snohomish County School District No. 15 Edmonds General Obligation Unlimited (µ)(ae)	2,000	5.000	06/01/16	2,316
State of Washington General Obligation Unlimited	1,000	5.000	07/01/17	1,191
State of Washington General Obligation Unlimited	3,500	5.000	07/01/23	4,400

				30,133

Russell Tax Exempt Bond Fund	459

Russell Investment Company

Russell Tax Exempt Bond Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Rate %	Date of Maturity	Fair Value $

West Virginia - 0.2%
West Virginia University Revenue Bonds	1,350		5.000	10/01/21	1,681

Wisconsin - 0.3%
Wisconsin Department of Transportation Revenue Bonds (µ)	1,500		5.000	07/01/19	1,855
Wisconsin Health & Educational Facilities Authority Revenue Bonds	220		5.250	05/01/13	225

					2,080

Wyoming - 0.2%
County of Laramie Wyoming Revenue Bonds	1,000		4.000	05/01/22	1,086

Total Municipal Bonds (cost $ 617,495)					657,627

Short-Term Investments - 5.5%
Russell U.S. Cash Management Fund	38,542,508	(¥)			38,543

Total Short-Term Investments (cost $38,543)					38,543

Total Investments - 99.7% (identified cost $656,038)					696,170

Other Assets and Liabilities, Net - 0.3%					2,147

Net Assets - 100.0%					698,317

See accompanying notes which are an integral part of the financial statements.

460	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Municipal Bonds
Alabama	$—	$9,828	$—	$9,828	1.4
Alaska	—	910	—	910	0.1
Arizona	—	20,300	—	20,300	2.9
Arkansas	—	1,811	—	1,811	0.3
California	—	58,296	—	58,296	8.4
Colorado	—	21,469	—	21,469	3.1
Connecticut	—	5,835	—	5,835	0.8
Delaware	—	4,199	—	4,199	0.6
Florida	—	52,937	—	52,937	7.6
Georgia	—	23,695	—	23,695	3.4
Guam	—	1,440	—	1,440	0.2
Hawaii	—	3,013	—	3,013	0.4
Idaho	—	4,020	—	4,020	0.6
Illinois	—	25,853	—	25,853	3.7
Indiana	—	9,426	—	9,426	1.4
Iowa	—	3,063	—	3,063	0.4
Louisiana	—	5,259	—	5,259	0.8
Maryland	—	12,395	—	12,395	1.8
Massachusetts	—	11,926	—	11,926	1.7
Michigan	—	22,514	—	22,514	3.2
Minnesota	—	25,444	—	25,444	3.6
Mississippi	—	2,892	—	2,892	0.4
Missouri	—	4,892	—	4,892	0.7
Nebraska	—	2,303	—	2,303	0.3
Nevada	—	6,331	—	6,331	0.9
New Jersey	—	24,857	—	24,857	3.6
New Mexico	—	3,915	—	3,915	0.6
New York	—	73,365	—	73,365	10.5
North Carolina	—	11,615	—	11,615	1.7
Ohio	—	12,569	—	12,569	1.8
Oklahoma	—	1,350	—	1,350	0.2
Oregon	—	7,121	—	7,121	1.0
Pennsylvania	—	40,786	—	40,786	5.8
Puerto Rico	—	23,244	—	23,244	3.3
Rhode Island	—	1,913	—	1,913	0.3
South Carolina	—	6,086	—	6,086	0.9
South Dakota	—	175	—	175	—	*
Tennessee	—	3,142	—	3,142	0.5
Texas	—	50,851	—	50,851	7.3
Utah	—	2,323	—	2,323	0.3
Virgin Islands	—	206	—	206	—	*
Virginia	—	19,078	—	19,078	2.7
Washington	—	30,133	—	30,133	4.3
West Virginia	—	1,681	—	1,681	0.2
Wisconsin	—	2,080	—	2,080	0.3
Wyoming	—	1,086	—	1,086	0.2
Short-Term Investments	—	38,543	—	38,543	5.5

Total Investments	$—	$696,170	$—	$696,170	99.7

Other Assets and Liabilities, Net					0.3

					100.0

*	Less than .05% of net assets.

For a description of the levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund	461

Russell Investment Company

Russell Tax Exempt Bond Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$656,038
Investments, at fair value*	696,170
Receivables:
Dividends and interest	8,635
Dividends from affiliated Russell funds	5
Fund shares sold	3,767
Prepaid expenses	2

Total assets	708,579

Liabilities
Payables:
Investments purchased	8,364
Fund shares redeemed	1,477
Accrued fees to affiliates	327
Other accrued expenses	94

Total liabilities	10,262

Net Assets	$698,317

See accompanying notes which are an integral part of the financial statements.

462	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Statement of Assets and Liabilities, continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,419
Accumulated net realized gain (loss)	(1,118)
Unrealized appreciation (depreciation) on investments	40,132
Shares of beneficial interest	302
Additional paid-in capital	657,582

Net Assets	$698,317

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$23.24
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$24.15
Class A — Net assets	$14,648,935
Class A — Shares outstanding ($.01 par value)	630,447
Net asset value per share: Class C(#)	$23.11
Class C — Net assets	$31,627,897
Class C — Shares outstanding ($.01 par value)	1,368,585
Net asset value per share: Class E(#)	$23.19
Class E — Net assets	$39,033,680
Class E — Shares outstanding ($.01 par value)	1,682,863
Net asset value per share: Class S(#)	$23.16
Class S — Net assets	$613,006,473
Class S — Shares outstanding ($.01 par value)	26,469,205
Amounts in thousands

* Investments in affiliates, Russell U.S. Cash Management Fund.	$38,543

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund	463

Russell Investment Company

Russell Tax Exempt Bond Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Dividends from affiliated Russell funds	$53
Interest	20,759

Total investment income	20,812

Expenses
Advisory fees	1,971
Administrative fees	325
Custodian fees	97
Distribution fees - Class A	19
Distribution fees - Class C	203
Transfer agent fees - Class A	15
Transfer agent fees - Class C	51
Transfer agent fees - Class E	64
Transfer agent fees - Class S	1,096
Professional fees	49
Registration fees	107
Shareholder servicing fees - Class C	68
Shareholder servicing fees - Class E	86
Trustees’ fees	13
Printing fees	10
Miscellaneous	30

Expenses before reductions	4,204
Expense reductions	(275)

Net expenses	3,929

Net investment income (loss)	16,883

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	4,902
Net change in unrealized appreciation (depreciation) on investments	16,182

Net realized and unrealized gain (loss)	21,084

Net Increase (Decrease) in Net Assets from Operations	$37,967

See accompanying notes which are an integral part of the financial statements.

464	Russell Tax Exempt Bond Fund

Russell Investment Company

Russell Tax Exempt Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$16,883	$17,156
Net realized gain (loss)	4,902	(526)
Net change in unrealized appreciation (depreciation)	16,182	(3,191)

Net increase (decrease) in net assets from operations	37,967	13,439

Distributions
From net investment income
Class A	(166)	(65)
Class C	(451)	(519)
Class E	(813)	(915)
Class S	(15,539)	(15,620)

Net decrease in net assets from distributions	(16,969)	(17,119)

Share Transactions*
Net increase (decrease) in net assets from share transactions	81,737	43,544

Total Net Increase (Decrease) in Net Assets	102,735	39,864

Net Assets
Beginning of period	595,582	555,718

End of period	$698,317	$595,582

Undistributed (overdistributed) net investment income included in net assets	$1,419	$1,589

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund	465

Russell Investment Company

Russell Tax Exempt Bond Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	547	$12,607	62	$1,376
Proceeds from reinvestment of distributions	7	163	3	61
Payments for shares redeemed	(54)	(1,230)	(14)	(314)

Net increase (decrease)	500	11,540	51	1,123

Class C
Proceeds from shares sold	724	16,596	274	6,069
Proceeds from reinvestment of distributions	18	400	20	435
Payments for shares redeemed	(388)	(8,891)	(536)	(11,773)

Net increase (decrease)	354	8,105	(242)	(5,269)

Class E
Proceeds from shares sold	582	13,374	481	10,644
Proceeds from reinvestment of distributions	34	774	37	819
Payments for shares redeemed	(248)	(5,697)	(665)	(14,753)

Net increase (decrease)	368	8,451	(147)	(3,290)

Class S
Proceeds from shares sold	9,075	208,085	8,911	196,971
Proceeds from reinvestment of distributions	634	14,505	658	14,553
Payments for shares redeemed	(7,361)	(168,949)	(7,271)	(160,544)

Net increase (decrease)	2,348	53,641	2,298	50,980

Total increase (decrease)	3,570	$81,737	1,960	$43,544

See accompanying notes which are an integral part of the financial statements.

466	Russell Tax Exempt Bond Fund

(This page intentionally left blank)

Russell Investment Company

Russell Tax Exempt Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions	$ Net Asset Value, End of Period
Class A
October 31, 2012	22.48	.52	.79	1.31	(.55)	(.55)	23.24
October 31, 2011	22.64	.62	(.16)	.46	(.62)	(.62)	22.48
October 31, 2010(3)	22.31	.27	.29	.56	(.23)	(.23)	22.64
Class C
October 31, 2012	22.36	.37	.77	1.14	(.39)	(.39)	23.11
October 31, 2011	22.53	.47	(.18)	.29	(.46)	(.46)	22.36
October 31, 2010	21.87	.51	.66	1.17	(.51)	(.51)	22.53
October 31, 2009	20.51	.54	1.37	1.91	(.55)	(.55)	21.87
October 31, 2008	21.31	.55	(.80)	(.25)	(.55)	(.55)	20.51
Class E
October 31, 2012	22.44	.54	.76	1.30	(.55)	(.55)	23.19
October 31, 2011	22.61	.63	(.17)	.46	(.63)	(.63)	22.44
October 31, 2010	21.94	.68	.67	1.35	(.68)	(.68)	22.61
October 31, 2009	20.57	.70	1.37	2.07	(.70)	(.70)	21.94
October 31, 2008	21.38	.72	(.82)	(.10)	(.71)	(.71)	20.57
Class S
October 31, 2012	22.41	.60	.76	1.36	(.61)	(.61)	23.16
October 31, 2011	22.57	.69	(.16)	.53	(.69)	(.69)	22.41
October 31, 2010	21.91	.73	.66	1.39	(.73)	(.73)	22.57
October 31, 2009	20.54	.76	1.37	2.13	(.76)	(.76)	21.91
October 31, 2008	21.36	.77	(.82)	(.05)	(.77)	(.77)	20.54

See accompanying notes which are an integral part of the financial statements.

468	Russell Tax Exempt Bond Fund

% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(d)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

5.89	14,649	.84	.83	2.28	29
2.11	2,918	.83	.83	2.80	29
2.51	1,791	.85	.85	2.85	24

5.12	31,628	1.58	1.54	1.62	29
1.35	22,694	1.59	1.54	2.12	29
5.43	28,301	1.59	1.51	2.31	24
9.42	24,393	1.58	1.50	2.53	52
(1.25)	16,541	1.56	1.54	2.61	54

5.87	39,034	.83	.79	2.37	29
2.12	29,512	.84	.79	2.86	29
6.25	33,042	.84	.76	3.05	24
10.19	23,434	.84	.76	3.29	52
(.46)	18,422	.81	.79	3.37	54

6.14	613,006	.58	.54	2.63	29
2.43	540,458	.59	.54	3.11	29
6.47	492,584	.59	.51	3.30	24
10.48	411,956	.58	.50	3.53	52
(.23)	366,707	.56	.54	3.61	54

See accompanying notes which are an integral part of the financial statements.

Russell Tax Exempt Bond Fund	469

Russell Investment Company

Russell Commodity Strategies Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Russell Commodity Strategies Fund - Class A
	Total Return
1 Year	(11.64)%
Inception *	2.46	%§

Russell Commodity Strategiess Fund - Class C
	Total Return
1 Year	(7.01)%
Inception *	4.24	%§

Russell Commodity Strategies Fund - Class E
	Total Return
1 Year	(6.23)%
Inception *	5.05	%§

Russell Commodity Strategies Fund - Class S
	Total Return
1 Year	(6.10)%
Inception *	5.31	%§

Russell Commodity Strategies Fund - Class Y
	Total Return
1 Year	(5.82)%
Inception *	5.51	%§

Dow Jones-UBS Commodity Total Return IndexSM **
	Total Return
1 Year	(4.44)%
Inception *	5.76	%§

470	Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Russell Commodity Strategies Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of October 31, 2012, the Fund had three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term total return.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Russell Commodity Strategies Fund’s Class A, Class C, Class E, Class S, and Class Y Shares lost 6.28%, 7.01%, 6.23%, 6.10% and 5.82%, respectively. This is compared to the Fund’s benchmark, the Dow Jones UBS Commodity Index Total Return, which lost 4.44% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Commodities General Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, lost 4.17%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

For the fiscal year ended October 31, 2012, the Dow Jones UBS Commodity Index Total Return lost 4.44%. Commodities lived up to their reputation as a volatile asset class that is influenced by a variety of return drivers. Both macroeconomic and fundamental developments played important roles in determining commodity prices over the period. The Fund seeks to maintain diversified exposure across commodity sectors, and positions in energy, agricultural and metals-related commodities were subject to a diversity of factors. With respect to the macroeconomic environment, uncertain economic conditions in Europe and other developed economies set the tone for volatile price action in energy, agriculture and precious metals commodities. Industrial metals responded in large part to conditions in the developing world, which continued to exhibit signs of slower growth and reduced demand for industrially-oriented resources. Underpinning these macroeconomic issues were the effects of economic stimulus on a global scale, which can have the effect of creating demand and inflating prices for hard assets such as commodities. Over the course of the year, the negative fundamental and macroeconomic factors outweighed the positive effects of economic stimulus and subsequent commodity price inflation, and the Fund finished the period with negative returns.

There were a number of significant fundamental developments that drove commodity markets over the course of the fiscal year, many of which related to extreme weather events and their effect on commodity prices. Perhaps the most noteworthy event was the historic drought that impacted a large portion of the United States crop growing region through the summer months of July and August. This period comprises the key growing season for corn, wheat and soybeans, and all of these commodities were impacted by historically hot and dry weather conditions. The third quarter of 2012 witnessed significant price spikes in grains commodities as a result of these weather-related issues. Prices for livestock commodities such as live cattle and lean hogs were also negatively impacted by the adverse weather conditions, as rising grain prices led farmers to cull herds ahead of schedule and increase the available supply of these commodities. For the fiscal year ending October 31, 2012, the agriculture sector was the strongest performing sector in the Dow Jones UBS Commodity Index Total Return, gaining 9.30% (as represented by the Dow Jones UBS Agriculture Subindex).

Energy-related commodity prices were subject to a number of bullish drivers from the supply-side, including tensions in the Middle East and continued tightness in the physical crude oil markets. Natural gas also experienced multiple sharp price spikes during the summer months, as record heat led to increased cooling demand and therefore demand for natural gas. Despite these supply-side issues, the energy sector weakened over the fiscal year with the Dow Jones UBS Energy Subindex losing 12.21%.

Of the three sectors discussed above, only agriculture finished the period with positive returns. Given the Fund’s balanced exposure across agriculture, energy and metals commodities, gains in agricultural commodities were offset by losses in energy and metals, and the Fund ended the period with negative return numbers.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The multitude of price driving influences in commodity markets lead to considerable uncertainty and opportunity as it relates to active investing in the space. Over the fiscal year, volatility in absolute returns was accompanied by inconsistent excess returns. As experienced market observers and skilled practitioners in fundamental and quantitative analysis, the Fund’s advisors were frequently able to anticipate market movements and execute profitable trades. Conversely, many of the developments in the markets were unexpected in their abruptness and magnitude, and a number of market participants struggled to avoid losses over the period.

Credit Suisse Asset Management, LLC (“Credit Suisse”) outperformed the Fund’s benchmark for the fiscal year. The manager seeks to add excess returns over the benchmark by selecting non-benchmark commodity contracts and selectively executing spread trades based on fundamental and quantitative analysis. The contract selection strategy proved to be a drag on

Russell Commodity Strategies Fund	471

Russell Investment Company

Russell Commodity Strategies Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

performance over the period, while the spread trading strategy helped to recover these losses and lead to overall outperformance for the fiscal year.

Goldman Sachs Asset Management, L.P. (“Goldman”) underperformed the Fund’s benchmark for the fiscal year. The team at Goldman draws heavily from its work in fundamental market research to make trading and portfolio positioning decisions. As a result, the manager has been one of the Fund’s more astute advisors as it relates to trade timing. This period proved challenging for Goldman, however, as constant reversals in natural gas prices and spreads led to losses for the mandate. Goldman chose to reduce their active positions in the agriculture space after the volatile summer months, and was not able to capitalize on the reversion in spread levels that transpired in the latter part of the 3rd quarter. Goldman also significantly reduced risk across all commodity sectors during the second half of the year, and was not able to recoup losses generated during the first half of the year.

CoreCommodity Management, LLC (“CoreCommodity”) outperformed the Fund’s benchmark for the fiscal year. CoreCommodity was the most consistent performer over the period, adding considerable positive excess returns during the last three months of the fiscal year. CoreCommodity’s strategy benefits from an active approach to commodities trading, which allows the manager to continually adjust portfolio risk and take profits by unwinding profitable positions when they deem appropriate. This approach proved particularly beneficial during the later summer months of 2012, as agriculture markets returned to more normal conditions, allowing the manager to execute a number of profitable trades.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager lineup during the fiscal year.

Money Managers as of October 31, 2012	Styles
Credit Suisse Asset Management, LLC	Enhanced Index
Goldman Sachs Asset Management, L.P.	Enhanced Index
CoreCommodity Management, LLC (formerly, Jefferies Asset Management, LLC)	Fully Active Commodity

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class A, C, E, S, and Y Shares on June 30, 2010.

**	Dow Jones — UBS Commodity Total Return IndexSM, which is a broadly diversified collateralized commodities futures index comprised of futures contracts on 19 physical commodities.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

472	Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,000.00	$1,017.29
Expenses Paid During Period*	$7.84	$7.91

*	Expenses are equal to the Fund’s annualized expense ratio of 1.56% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$995.76	$1,013.52
Expenses Paid During Period*	$11.59	$11.69

*	Expenses are equal to the Fund’s annualized expense ratio of 2.31% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,000.00	$1,017.39
Expenses Paid During Period*	$7.74	$7.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.54% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Commodity Strategies Fund	473

Russell Investment Company

Russell Commodity Strategies Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,001.05	$1,018.60
Expenses Paid During Period*	$6.54	$6.60

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value May 1, 2012	$1,000.00	$1,000.00
Ending Account Value October 31, 2012	$1,002.10	$1,019.46
Expenses Paid During Period*	$5.69	$5.74

*	Expenses are equal to the Fund’s annualized expense ratio of 1.13% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

474	Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Long-Term Investments - 14.2%
United States Government Agencies - 12.8%
Federal Farm Credit Banks
0.297% due 04/21/14 (Ê)	12,685	12,696
0.194% due 07/16/14 (Ê)	8,000	7,998
0.230% due 12/30/13 (Ê)	15,000	15,001
0.250% due 05/21/14 (Ê)	25,000	24,994
Federal Home Loan Banks
0.290% due 11/08/13	12,000	12,008
0.280% due 11/25/13 (Ê)	15,000	15,006
Series 1
0.270% due 12/04/13 (Ê)	12,000	12,003
Federal Home Loan Mortgage Corp.
0.625% due 12/23/13	27,000	27,108
Federal National Mortgage Association
0.189% due 11/08/13 (Ê)	15,000	14,998
0.196% due 09/11/14 (Ê)	9,000	8,998
Freddie Mac
4.500% due 01/15/14	10,000	10,508

		161,318

United States Government Treasuries - 1.4%
United States Treasury Notes
1.250% due 02/15/14	17,000	17,220

		17,220

Total Long-Term Investments (cost $178,490)		178,538

Short-Term Investments - 81.9%
Fannie Mae
3.625% due 02/12/13	12,000	12,116
Federal Farm Credit Banks
0.181% due 02/11/13 (Ê)	4,000	4,000
0.161% due 07/29/13 (Ê)	10,100	10,100
Federal Farm Credit Banks Discount Notes
Zero coupon due 11/20/12	10,000	9,999
Federal Home Loan Bank Discount Notes
Zero coupon due 04/15/13	13,000	12,992
Federal Home Loan Banks
0.240% due 04/12/13	13,000	13,004
0.200% due 05/02/13	12,000	12,001
0.300% due 05/23/13	7,000	7,001
0.240% due 04/16/13	12,500	12,504
Series 1
0.410% due 03/15/13 (Ê)	15,000	15,012
Federal Home Loan Mortgage Corp.
0.515% due 11/26/12	10,000	10,003
0.171% due 03/21/13 (Ê)	18,000	18,002
Federal National Mortgage Association
0.380% due 12/03/12 (Ê)	15,000	15,002
0.375% due 12/28/12	12,500	12,506
0.380% due 08/09/13 (Ê)	6,000	6,008

	Principal Amount ($) or Shares		Fair Value $
Federal National Mortgage Association Discount Notes
Zero coupon due 02/19/13	20,000		19,993
Freddie Mac Discount Notes
Zero coupon due 11/26/12	3,000		3,000
Russell U.S. Cash Management Fund	393,759,234	(¥)	393,759
United States Treasury Bills
0.132% due 11/01/12 (ç)(ž)(§)	5,000		5,000
0.129% due 01/10/13 (ž)	135,000		134,978
0.100% due 01/17/13 (ž)(§)	58,000		57,989
0.137% due 01/31/13 (ž)	15,000		14,996
0.173% due 08/22/13 (ž)	80,000		79,893
0.178% due 09/19/13 (ž)	80,000		79,880
United States Treasury Notes
1.125% due 12/15/12	5,000		5,006
0.625% due 02/28/13 (§)	7,000		7,011
1.750% due 04/15/13	5,000		5,036
0.625% due 04/30/13	10,700		10,724
1.375% due 05/15/13 (§)	15,000		15,096
0.500% due 05/31/13 (§)	10,000		10,019
1.000% due 07/15/13 (§)	20,000		20,112

Total Short-Term Investments (cost $1,032,672)			1,032,742

Total Investments - 96.1% (identified cost $1,211,162)			1,211,280

Other Assets and Liabilities, Net - 3.9%			49,219

Net Assets - 100.0%			1,260,499

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund	475

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Light Sweet Crude Oil Futures	103	USD	9,046	02/13	34
Natural Gas Futures	343	USD	12,935	03/13	(259)

Short Positions
Light Sweet Crude Oil Futures	103	USD	8,933	12/12	(29)
Natural Gas Futures	343	USD	13,103	12/12	281

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					27

Amounts in thousands

Index Swap Contracts
Fund Receives Underlying Security	Counterparty	Notional Amount		Terms	Termination Date	Fair Value $

Dow Jones-UBS Commodity Index Total Return	BNP Paribas	USD	42,409	3 Month T-Bill plus 0.250%	11/26/12	(232)
Dow Jones-UBS Commodity Index Total Return	Merrill Lynch	USD	115,040	0.250%	12/14/12	(4,392)
Dow Jones-UBS Commodity Index Total Return	Merrill Lynch	USD	129,097	0.250%	12/14/12	(4,928)
Dow Jones-UBS Commodity Index Total Return	Morgan Stanley	USD	9,206	3 Month T-Bill plus 0.158%	11/26/12	50
Dow Jones-UBS Commodity Index Total Return	Morgan Stanley	USD	32,519	3 Month T-Bill plus 0.158%	12/23/13	(323)
Dow Jones-UBS Commodity Index Total Return	Societe Generale	USD	49,079	3 Month T-Bill plus 0.148%	11/26/12	(267)
Dow Jones-UBS Commodity Index Total Return	UBS AG	USD	99,156	0.270%	06/11/13	(3,784)
Dow Jones-UBS Commodity Index Total Return	UBS AG	USD	170,112	0.270%	06/11/13	(6,491)
Dow Jones-UBS Commodity Index Total Return	UBS AG	USD	31,367	3 Month T-Bill plus 0.158%	10/23/13	(312)
Dow Jones-UBS Commodity Index Total Return 2 Month Forward	Morgan Stanley	USD	2,958	3 Month T-Bill plus 0.247%	11/26/12	15
Dow Jones-UBS Commodity Index Total Return 2 Month Forward	Morgan Stanley	USD	248,348	3 Month T-Bill plus 0.247%	12/23/13	(2,164)
Dow Jones-UBS Commodity Index Total Return 2 Month Forward	Societe Generale	USD	48,089	3 Month T-Bill plus 0.296%	11/26/12	(240)
Dow Jones-UBS Commodity Index Total Return 2 Month Forward	UBS AG	USD	46,068	3 Month T-Bill plus 0.296%	10/23/13	(402)
Russell Jeffries Diversified I Index	Newedge Group	USD	272,948	0.350%	09/09/31	864

Total Fair Value of Open Index Swap Contracts Premiums Paid (Received) - $— (å)						(22,606)

See accompanying notes which are an integral part of the financial statements.

476	Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Long-Term Investments
United States Government Agencies	$—	$161,318	$—	$161,318	12.8
United States Government Treasuries	—	17,220	—	17,220	1.4
Short-Term Investments	—	1,032,742	—	1,032,742	81.9

Total Investments	—	1,211,280	—	1,211,280	96.1

Other Assets and Liabilities, Net					3.9

					100.0

Other Financial Instruments
Futures Contracts	27	—	—	27	—	*
Index Swap Contracts	—	(22,606)	—	(22,606)	(1.8)

Total Other Financial Instruments**	$27	$(22,606)	$—	$(22,579)

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund	477

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Fair Value of Derivative Instruments — October 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Commodity Contracts
Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$315
Index swap contracts, at fair value	929

Total	$1,244

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$288
Index swap contracts, at fair value	23,535

Total	$23,823

Derivatives not accounted for as hedging instruments	Commodity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$2,729
Index swap contracts	(42,165)

Total	$(39,436)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$253
Index swap contracts	(22,960)

Total	$(22,707)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

478	Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Statement of Assets and Liabilities(†) — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$1,211,162
Investments, at fair value*	1,211,280
Cash	1,698
Cash (restricted)(a)	68,854
Receivables:
Dividends and interest	676
Dividends from affiliated Russell funds	50
Fund shares sold	3,567
Index swap contracts, at fair value**	929

Total assets	1,287,054

Liabilities
Payables:
Fund shares redeemed	1,431
Accrued fees to affiliates	1,262
Other accrued expenses	318
Daily variation margin on futures contracts	9
Index swap contracts, at fair value**	23,535

Total liabilities	26,555

Net Assets	$1,260,499

(†)	The Statement of Assets and Liabilities is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund	479

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Statement of Assets and Liabilities(†), continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(8,432)
Accumulated net realized gain (loss)	225
Unrealized appreciation (depreciation) on:
Investments	118
Futures contracts	27
Index swap contracts	(22,606)
Shares of beneficial interest	1,323
Additional paid-in capital	1,289,844

Net Assets	$1,260,499

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$9.50
Maximum offering price per share (Net asset value plus sales charge of 3.75%): Class A	$9.87
Class A — Net assets	$21,301,413
Class A — Shares outstanding ($.01 par value)	2,242,863
Net asset value per share: Class C(#)	$9.39
Class C — Net assets	$14,103,846
Class C — Shares outstanding ($.01 par value)	1,501,371
Net asset value per share: Class E(#)	$9.50
Class E — Net assets	$17,077,729
Class E — Shares outstanding ($.01 par value)	1,798,410
Net asset value per share: Class S(#)	$9.52
Class S — Net assets	$762,582,231
Class S — Shares outstanding ($.01 par value)	80,080,893
Net asset value per share: Class Y(#)	$9.54
Class Y — Net assets	$445,433,784
Class Y — Shares outstanding ($.01 par value)	46,709,673
Amounts in thousands

* Investments in affiliates, Russell U.S. Cash Management Fund	$393,759
** Index swap contracts — premiums paid (received)	$—
(a) Cash Collateral for Swaps	$68,854

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
(†)	The Statement of Assets and Liabilities is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

480	Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Statement of Operations(†) — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Dividends from affiliated Russell funds	$595
Interest	1,381

Total investment income	1,976

Expenses
Advisory fees	18,561
Administrative fees	736
Custodian fees	307
Distribution fees - Class A	52
Distribution fees - Class C	107
Transfer agent fees - Class A	39
Transfer agent fees - Class C	27
Transfer agent fees - Class E	29
Transfer agent fees - Class S	1,329
Transfer agent fees - Class Y	21
Professional fees	158
Registration fees	114
Shareholder servicing fees - Class C	36
Shareholder servicing fees - Class E	39
Trustees’ fees	34
Printing fees	281
Miscellaneous	113

Expenses before reductions	21,983
Expense reductions	(6,578)

Net expenses	15,405

Net investment income (loss)	(13,429)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	66
Futures contracts	2,729
Index swap contracts	(42,165)

Net realized gain (loss)	(39,370)

Net change in unrealized appreciation (depreciation) on:
Investments	(30)
Futures contracts	253
Index swap contracts	(22,960)

Net change in unrealized appreciation (depreciation)	(22,737)

Net realized and unrealized gain (loss)	(62,107)

Net Increase (Decrease) in Net Assets from Operations	$(75,536)

(†)	The Statement of Operations is consolidated and includes the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund	481

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Statements of Changes in Net Assets(†)

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(13,429)	$(12,223)
Net realized gain (loss)	(39,370)	36,945
Net change in unrealized appreciation (depreciation)	(22,737)	(2,612)

Net increase (decrease) in net assets from operations	(75,536)	22,110

Distributions
From net investment income
Class A	(294)	(1,216)
Class C	(134)	(631)
Class E	(203)	(1,909)
Class S	(11,586)	(63,001)
Class Y	(9,045)	(67,667)
From net realized gain
Class A	(35)	— **
Class C	(26)	— **
Class E	(25)	— **
Class S	(1,165)	(4)
Class Y	(824)	(5)
Return of capital
Class A	(445)	—
Class C	(336)	—
Class E	(318)	—
Class S	(14,927)	—
Class Y	(10,558)	—

Net decrease in net assets from distributions	(49,921)	(134,433)

Share Transactions*
Net increase (decrease) in net assets from share transactions	149,966	351,349

Total Net Increase (Decrease) in Net Assets	24,509	239,026

Net Assets
Beginning of period	1,235,990	996,964

End of period	$1,260,499	$1,235,990

Undistributed (overdistributed) net investment income included in net assets	$(8,432)	$23,056

(†)	The Statements of Changes in Net Assets are consolidated and include the balances of Russell Cayman Commodity Strategies Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.
**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

482	Russell Commodity Strategies Fund

Russell Investment Company

Russell Commodity Strategies Fund

Consolidated Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	685	$6,592	1,874	$21,593
Proceeds from reinvestment of distributions	77	741	105	1,144
Payments for shares redeemed	(568)	(5,509)	(372)	(4,142)

Net increase (decrease)	194	1,824	1,607	18,595

Class C
Proceeds from shares sold	471	4,545	1,253	14,309
Proceeds from reinvestment of distributions	52	491	56	606
Payments for shares redeemed	(433)	(4,110)	(184)	(2,039)

Net increase (decrease)	90	926	1,125	12,876

Class E
Proceeds from shares sold	607	5,836	314	3,577
Proceeds from reinvestment of distributions	53	507	164	1,782
Payments for shares redeemed	(270)	(2,605)	(355)	(4,008)

Net increase (decrease)	390	3,738	123	1,351

Class S
Proceeds from shares sold	27,757	266,761	33,500	384,173
Proceeds from reinvestment of distributions	2,779	26,591	5,470	59,511
Payments for shares redeemed	(15,745)	(151,574)	(10,446)	(117,080)

Net increase (decrease)	14,791	141,778	28,524	326,604

Class Y
Proceeds from shares sold	8,742	83,898	5,083	56,406
Proceeds from reinvestment of distributions	2,135	20,427	6,220	67,672
Payments for shares redeemed	(10,831)	(102,625)	(11,422)	(132,155)

Net increase (decrease)	46	1,700	(119)	(8,077)

Total increase (decrease)	15,511	$149,966	31,260	$351,349

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund	483

Russell Investment Company

Russell Commodity Strategies Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain		$ Return of Capital	$ Total Distributions
Class A
October 31, 2012	10.55	(.13)	(.53)	(.66)	(.15)	(.02)		(.22)	(.39)
October 31, 2011	11.65	(.15)	.53	.38	(1.48)	—	(f)	—	(1.48)
October 31, 2010(4)	10.00	(.05)	1.70	1.65	—	—		—	—
Class C
October 31, 2012	10.45	(.20)	(.53)	(.73)	(.09)	(.02)		(.22)	(.33)
October 31, 2011	11.61	(.23)	.52	.29	(1.45)	—	(f)	—	(1.45)
October 31, 2010(4)	10.00	(.08)	1.69	1.61	—	—		—	—
Class E
October 31, 2012	10.54	(.13)	(.52)	(.65)	(.15)	(.02)		(.22)	(.39)
October 31, 2011	11.64	(.15)	.52	.37	(1.47)	—	(f)	—	(1.47)
October 31, 2010(4)	10.00	(.06)	1.70	1.64	—	—		—	—
Class S
October 31, 2012	10.58	(.11)	(.53)	(.64)	(.18)	(.02)		(.22)	(.42)
October 31, 2011	11.65	(.12)	.53	.41	(1.48)	—	(f)	—	(1.48)
October 31, 2010(4)	10.00	(.04)	1.69	1.65	—	—		—	—
Class Y
October 31, 2012	10.59	(.09)	(.53)	(.62)	(.19)	(.02)		(.22)	(.43)
October 31, 2011	11.65	(.10)	.53	.43	(1.49)	—	(f)	—	(1.49)
October 31, 2010(4)	10.00	(.04)	1.69	1.65	—	—		—	—

See accompanying notes which are an integral part of the financial statements.

484	Russell Commodity Strategies Fund

$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

9.50	(6.28)	21,301	2.08	1.55	(1.39)	60
10.55	2.85	21,609	1.78	1.48	(1.30)	123
11.65	16.50	5,144	1.91	1.41	(1.48)	11

9.39	(7.01)	14,104	2.83	2.30	(2.15)	60
10.45	2.07	14,748	2.53	2.23	(2.05)	123
11.61	16.10	3,323	2.66	2.16	(2.23)	11

9.50	(6.23)	17,078	2.08	1.54	(1.38)	60
10.54	2.81	14,850	1.78	1.48	(1.30)	123
11.64	16.40	14,962	1.90	1.41	(1.48)	11

9.52	(6.10)	762,582	1.83	1.30	(1.14)	60
10.58	3.15	690,537	1.53	1.23	(1.05)	123
11.65	16.50	428,347	1.66	1.16	(1.23)	11

9.54	(5.82)	445,434	1.65	1.11	(.95)	60
10.59	3.31	494,246	1.35	1.05	(.87)	123
11.65	16.50	545,188	1.48	.98	(1.05)	11

See accompanying notes which are an integral part of the financial statements.

Russell Commodity Strategies Fund	485

Russell Investment Company

Russell Global Infrastructure Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Russell Global Infrastructure Fund - Class A
	Total Return
1 Year	6.54%
Inception *	5.35	%§

Russell Global Infrastructure Fund - Class C
	Total Return
1 Year	12.32%
Inception *	7.59	%§

Russell Global Infrastructure Fund - Class E
	Total Return
1 Year	13.08%
Inception *	8.39	%§

Russell Global Infrastructure Fund - Class S
	Total Return
1 Year	13.38%
Inception *	8.67	%§

Russell Global Infrastructure Fund - Class Y
	Total Return
1 Year	13.58%
Inception *	8.83	%§

S&P Global Infrastructure Index Net (USD)SM **
	Total Return
1 Year	8.03%
Inception *	6.39	%§

486	Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Russell Global Infrastructure Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of October 31, 2012 the, Fund had three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term growth of capital and current income.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Russell Global Infrastructure Fund’s Class A, Class C, Class E, Class S, and Class Y Shares gained 13.07%, 12.32%, 13.08%, 13.38% and 13.58%, respectively. This is compared to the Fund’s benchmark, the S&P Global Infrastructure Index, which gained 8.03% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Specialty/Miscellaneous Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 3.92%. This return serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

For the fiscal year ended October 31, 2012, the global infrastructure market, as measured by the S&P Global Infrastructure Index, delivered an 8.03% return. At the sector level, pipelines and airports were among the strongest categories, while electric utilities and multi utilities were the biggest laggards. Pipelines outperformed, particularly within the U.S., as a result of strong earnings and the sector’s attractive and growing yield. Airports benefited from continued strong growth in passenger volumes across geographies. European megacap integrated utilities declined under the weight of regulatory challenges as well as ongoing concerns about the efficacy of nuclear energy. From a regional perspective, Asia ex-Japan was the best performer in the Fund’s index, while Japan and Continental Europe trailed the index significantly.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

Sector allocation contributed to Fund outperformance during the fiscal year, as gains from an underweight to electric utilities and an overweight to water outweighed losses from an underweight position in oil & gas pipelines. Security selection was also positive, as strong selection in electric utilities, toll roads, and oil & gas pipelines overwhelmed negative selection in water and marine ports. At the regional level, an overweight to Asia ex-Japan and underweight positions in Europe and Japan significantly helped performance. Strong security selection in North America and Europe overwhelmed weaker selection in Asia ex-Japan.

Cohen & Steers Capital Management, Inc. (“Cohen”) outperformed the Fund’s benchmark for the fiscal year. Cohen implements a “growth at a reasonable price” strategy incorporating both top-down and bottom-up components. Effective stock selection in electric utilities and toll roads, particularly within Europe and the emerging markets, was a key driver of outperformance. Weaker stock selection in multi utilities and water partially offset these gains. Sector allocation benefited performance, as overweights to oil & gas pipelines and water were beneficial positions.

Macquarie Capital Investment Management LLC (“Macquarie”) outperformed the Fund’s benchmark for the fiscal year. Macquarie pursues a highly benchmark-aware, fundamentals-driven investment strategy. Sector allocation benefited performance, as the negative effect of an underweight to oil & gas pipelines was more than offset by the positive effect of an underweight to electric utilities and an overweight to the water sector. Stock selection, particularly within the electric utilities and toll roads sectors, contributed to outperformance. On a regional basis, stock selection within Continental Europe and the U.S. contributed positively, while an underweight to Canada was a modest detractor.

Nuveen Asset Management, Inc. (“Nuveen”) outperformed the Fund’s benchmark for the fiscal year. Nuveen utilizes a bottom-up relative value strategy that features a high degree of turnover. Sector allocation benefited performance relative to the benchmark, as an overweight to water utilities and out-of-index exposures to cell towers and gas utilities added value. Security selection contributed positively, with the strongest results in the electric utilities and marine ports sectors. On a regional basis, strong stock selection within North America contributed to outperformance, outweighing the negative effect of weaker stock selection in Asia.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager lineup during the fiscal year.

Russell Global Infrastructure Fund	487

Russell Investment Company

Russell Global Infrastructure Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Money Managers as of October 31, 2012	Styles
Cohen & Steers Capital Management, Inc	Public Market Equity
Macquarie Capital Investment Management LLC*	Public Market Equity
Nuveen Asset Management, LLC	Public Market Equity

*	Investments in the Fund are not deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”) nor any Macquarie Group company and are subject to investment risk, including loss of income and principal invested and possible delays in payment of redemption proceeds. Neither MBL nor any other member company of the Macquarie Group guarantees the performance of the Fund or the repayment of principal from the Fund or any particular rate of return.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class A, C, E, S, and Y Shares on September 30, 2010.

**

The S&P Global Infrastructure Index Net (USD)SM provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. The index has balanced weights across three distinct infrastructure clusters: utilities, transportation and energy.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

488	Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,048.32	$1,017.75
Expenses Paid During Period*	$7.57	$7.46

*	Expenses are equal to the Fund’s annualized expense ratio of 1.47% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,044.49	$1,013.98
Expenses Paid During Period*	$11.41	$11.24

*	Expenses are equal to the Fund’s annualized expense ratio of 2.22% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,048.44	$1,017.75
Expenses Paid During Period*	$7.57	$7.46

*	Expenses are equal to the Fund’s annualized expense ratio of 1.47% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Global Infrastructure Fund	489

Russell Investment Company

Russell Global Infrastructure Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,050.01	$1,019.00
Expenses Paid During Period*	$6.29	$6.19

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000 .00	$1,000 .00
Ending Account Value
October 31, 2012	$1,050.12	$1,019.86
Expenses Paid During Period*	$5.41	$5.33

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

490	Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Common Stocks - 95.5%
Australia - 9.0%
APA Group (Ñ)	540,699	2,896
Asciano, Ltd.	1,495,223	7,078
Australian Infrastructure Fund	1,703,168	5,251
DUET Group	715,214	1,552
Macquarie Atlas Roads Group(Æ)	283,609	455
SP AusNet	762,066	839
Spark Infrastructure Group	1,961,243	3,441
Sydney Airport	4,104,589	14,444
Transurban Group - ADR(Æ)	6,970,622	43,994

		79,950

Austria - 0.0%
Oesterreichische Post AG	9,304	358

Belgium - 0.0%
Elia System Operator SA	10,268	420

Bermuda - 0.4%
Brookfield Renewable Energy Partners, LP	15,469	458
GasLog, Ltd. (Æ)	69,525	802
Golar LNG Partners, LP	27,924	845
NWS Holdings, Ltd.	515,188	778
Seadrill Partners LLC (Æ)	3,830	92
Sinopec Kantons Holdings, Ltd.	1,307,317	975

		3,950

Brazil - 2.9%
CCR SA	149,780	1,317
Cia de Saneamento Basico do Estado de Sao Paulo - ADR(Æ)	46,742	3,927
Cia de Saneamento de Minas Gerais- COPASA(Æ)	70,915	1,674
Cia Energetica de Minas Gerais	99,400	1,189
Cia Paranaense de Energia - ADR(Æ)	36,079	533
EDP - Energias do Brasil SA	777,542	4,862
LLX Logistica SA(Æ)	1,453,600	1,625
Santos Brasil Participacoes SA	69,357	997
Transmissora Alianca de Energia Eletrica SA	193,130	6,371
Ultrapar Participacoes SA	73,651	1,545
Wilson Sons, Ltd. Class BDR	126,244	1,753

		25,793

Canada - 8.6%
AltaGas, Ltd.- ADR(Ñ)	35,431	1,194
Atco, Ltd. Class I	16,015	1,183
Brookfield Infrastructure Partners, LP	77,652	2,667
Brookfield Renewable Energy Partners LP(AE)	33,908	1,005
Canadian Utilities, Ltd. Class A	46,433	3,115
Emera, Inc.(Ñ)	7,394	258
Enbridge, Inc.(Ñ)	962,591	38,293
Fortis, Inc.	53,207	1,799
Gibson Energy, Inc.	30,985	712
Keyera Corp.(Ñ)	8,779	426
TransCanada Corp.(Ñ)	507,878	22,879

	Principal Amount ($) or Shares	Fair Value $
Veresen, Inc. (Ñ)	45,896	592
Westshore Terminals Investment Corp.	72,220	2,048

		76,171

Chile - 0.4%
Aguas Andinas SA Class A	1,050,260	707
E.CL SA	1,018,723	2,490
Empresa Nacional de Electricidad SA - ADR	13,471	645

		3,842

China - 3.0%
Beijing Capital International Airport Co., Ltd. Class H	597,750	385
COSCO Pacific, Ltd.	6,190,897	9,138
Dalian Port PDA Co., Ltd. Class H	14,386,000	3,174
ENN Energy Holdings, Ltd.	262,617	1,093
Huaneng Power International, Inc. Class H	2,460,462	1,968
Jiangsu Expressway Co., Ltd. Class H	8,852,993	7,631
Zhejiang Expressway Co., Ltd. Class H	4,532,092	3,304

		26,693

Czech Republic - 0.0%
CEZ AS	10,813	399

France - 6.4%
Aeroports de Paris	159,150	12,305
Eutelsat Communications SA	82,639	2,646
GDF Suez	545,150	12,510
Groupe Eurotunnel SA	2,018,603	15,348
Rubis SCA	37,968	2,316
Veolia Environnement SA	106,582	1,055
Vinci SA	247,511	10,954

		57,134

Germany - 4.0%
E.ON AG	583,583	13,260
Fraport AG Frankfurt Airport Services Worldwide	308,454	18,087
Hamburger Hafen und Logistik AG(Ñ)	184,504	4,480

		35,827

Hong Kong - 5.1%
Beijing Enterprises Holdings, Ltd.	1,390,423	8,979
Cheung Kong Infrastructure Holdings, Ltd.	1,774,219	10,393
China Everbright International, Ltd.	7,943,657	4,090
China Merchants Holdings International Co., Ltd.	3,722,676	12,345
China Resources Power Holdings Co., Ltd.	228,881	490
CLP Holdings, Ltd.	191,110	1,630
Guangdong Investment, Ltd.	1,126,632	922
Hong Kong & China Gas Co., Ltd.	1,612,427	4,286
MTR Corp., Ltd.	507,842	1,985
Power Assets Holdings, Ltd.	69,875	594

		45,714

India - 0.3%
GAIL India, Ltd. - GDR	33,615	1,369
Power Grid Corp. of India, Ltd.	581,676	1,233

		2,602

Russell Global Infrastructure Fund	491

Russell Investment Company

Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Italy - 2.7%
Atlantia SpA	1,171,718	19,333
Enel SpA	546,254	2,053
Hera SpA	409,906	691
Societa Iniziative Autostradali e Servizi SpA	125,481	1,044
Terna Rete Elettrica Nazionale SpA	120,507	453

		23,574

Japan - 2.9%
Japan Airport Terminal Co., Ltd.(Ñ)	296,529	3,224
Kamigumi Co., Ltd.	697,710	5,628
Kansai Electric Power Co., Inc. (The)	58,862	453
Osaka Gas Co., Ltd.	923,392	3,806
Tokyo Gas Co., Ltd.(Ñ)	1,722,477	9,127
West Japan Railway Co.	82,649	3,608

		25,846

Luxembourg - 0.0%
SES SA	6,520	180

Malaysia - 0.0%
Petronas Gas BHD	561	4

Mexico - 0.6%
Grupo Aeroportuario del Pacifico SAB de CV - ADR(Ñ)	34,640	1,650
Grupo Aeroportuario del Sureste SAB de CV - ADR(Ñ)	15,703	1,516
OHL Mexico SAB de CV(Æ)	1,027,576	1,718
Promotora y Operadora de Infraestructura SAB de CV(Æ)	82,300	427

		5,311

Netherlands - 2.5%
Koninklijke Vopak NV	316,817	22,056

New Zealand - 1.0%
Auckland International Airport, Ltd.	2,469,095	5,452
Infratil, Ltd.	186,515	347
Port of Tauranga, Ltd.	284,123	3,026
Vector, Ltd.	51,413	115

		8,940

Norway - 0.1%
Hafslund ASA Class B	103,015	831

Philippines - 0.8%
International Container Terminal Services, Inc.	3,141,154	5,414
Manila Water Co., Inc.	1,083,822	763
Metro Pacific Investments Corp.	8,689,761	873

		7,050

Poland - 0.1%
PGE SA	88,903	482

Portugal - 0.1%
Energias de Portugal SA	186,304	506

Singapore - 2.7%
Cityspring Infrastructure Trust(Æ)	3,435,013	1,253
ComfortDelGro Corp., Ltd.	689,585	955
Hutchison Port Holdings Trust Class U	11,176,157	8,717

	Principal Amount ($) or Shares	Fair Value $
Hyflux, Ltd.(Ñ)	1,100,358	1,218
Parkway Life Real Estate Investment Trust(Æ)(ö)	1,131,387	1,892
SATS, Ltd.	1,261,205	2,885
SembCorp Industries, Ltd.	486,653	2,170
Singapore Post, Ltd.	3,534,625	3,303
SMRT Corp., Ltd.(Ñ)	1,206,118	1,716

		24,109

Spain - 2.5%
Abertis Infraestructuras SA(Ñ)	1,318,632	19,860
Enagas SA	25,367	504
Red Electrica Corp. SA	35,724	1,675

		22,039

Switzerland - 1.1%
Flughafen Zuerich AG	22,194	9,497

United Kingdom - 7.8%
BBA Aviation PLC	488,667	1,593
Centrica PLC	2,117,979	11,077
National Grid PLC	1,673,323	19,078
National Grid PLC - ADR(Ñ)	219,875	12,535
Pennon Group PLC	363,537	4,206
Scottish & Southern Energy PLC	300,225	7,015
Serco Group PLC	274,203	2,507
Severn Trent PLC Class H	331,043	8,580
Stagecoach Group PLC	163,323	723
United Utilities Group PLC	156,746	1,712

		69,026

United States - 30.5%
American Electric Power Co., Inc.	129,100	5,737
American Tower Corp. Class A(ö)	220,066	16,569
American Water Works Co., Inc.	233,339	8,573
Aqua America, Inc.	27,453	697
Atmos Energy Corp.(Ñ)	94,718	3,407
Boardwalk Pipeline Partners, LP	5,859	156
California Water Service Group	26,415	487
CenterPoint Energy, Inc.	31,226	677
CMS Energy Corp.	203,088	4,939
Corrections Corp. of America	140,018	4,712
Covanta Holding Corp.	155,807	2,833
Crown Castle International Corp.(Æ)	68,862	4,596
Digital Realty Trust, Inc.(ö)	22,881	1,406
Dominion Resources, Inc.	202,265	10,676
Duke Energy Corp.	259,663	17,057
Edison International	11,665	548
El Paso Pipeline Partners, LP	39,656	1,416
Enbridge Energy Partners, LP Class A	67,533	2,026
Enterprise Products Partners, LP	135,063	7,119
Equities Midstream Partners, LP	38,265	1,192
Exelon Corp.	243,590	8,716
FirstEnergy Corp.	85,033	3,888
ITC Holdings Corp.	34,351	2,735
Kinder Morgan Management LLC(Æ)	13,005	971
Kinder Morgan, Inc.	657,737	22,830
Magellan Midstream Partners, LP	57,400	2,493
MarkWest Energy Partners, LP	11,110	602

492	Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

Middlesex Water Co.	18,838		364
MPLX, LP (Æ)	28,100		766
NextEra Energy, Inc.	204,651		14,338
NiSource, Inc.	247,645		6,308
Northeast Utilities	77,316		3,039
Northwest Natural Gas Co.	10,432		485
OGE Energy Corp.(Ñ)	6,693		385
Oiltanking Partners, LP(Ñ)	34,811		1,220
PG&E Corp.	238,782		10,153
Piedmont Natural Gas Co., Inc.	29,506		940
Pinnacle West Capital Corp.	15,412		816
Portland General Electric Co.	10,787		296
PPL Corp.	29,461		871
Questar Corp.	224,149		4,537
Rose Rock Midstream, LP	21,681		704
SBA Communications Corp. Class A(Æ)	11,702		780
SemGroup Corp. Class A(AÆ))	11,900		460
Sempra Energy	33,806		2,358
SJW Corp.	3,030		73
South Jersey Industries, Inc.	10,213		517
Southern Co.	210,815		9,875
Southwest Gas Corp.	63,240		2,749
Spectra Energy Corp.	848,574		24,498
Standard Parking Corp.(AÆ)	22,042		504
Susser Petroleum Partners, LP(AÆ)	8,309		204
Targa Resources Corp.	18,974		967
Tesoro Logistics, LP	25,384		1,122
UIL Holdings Corp.	28,811		1,042
Unitil Corp.	166,279		4,421
Waste Connections, Inc.	95,777		3,144
Westar Energy, Inc.(Ñ)	90,903		2,700
Western Gas Partners, LP	34,099		1,738
WGL Holdings, Inc.(Ñ)	72,430		2,881
Williams Cos., Inc. (The)	595,456		20,835
Williams Partners, LP	19,847		1,051
Wisconsin Energy Corp.	137,080		5,273
Xcel Energy, Inc.	36,755		1,038

			270,510

Total Common Stocks (cost $776,620)			848,814

Short-Term Investments - 3.8%
United States - 3.8%
Russell U.S. Cash Management Fund	33,457,941	(¥)	33,458

Total Short-Term Investments (cost $33,458)			33,458

	Principal Amount ($) or Shares		Fair Value $

Other Securities - 5.9%
Russell U.S. Cash Collateral Fund(X)	52,701,694	(¥)	52,702

Total Other Securities (cost $52,702)			52,702

Total Investments - 105.2% (identified cost $862,780)			934,974

Other Assets and Liabilities, Net - (5.2%)			(46,537)

Net Assets - 100.0%			888,437

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund	493

Russell Investment Company

Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
ASX SPI 200 Index Futures (Australia)	30	AUD	3,378	12/12	54
EURO STOXX 50 Index Futures (EMU)	318	EUR	7,963	12/12	(103)
FTSE 100 Index Futures (UK)	30	GBP	1,729	12/12	(28)
Hang Seng Index Futures (Hong Kong)	16	HKD	17,339	11/12	6
S&P 500 E-Mini Index Futures (CME)	173	USD	12,169	12/12	(227)
S&P TSE 60 Index Futures (Canada)	26	CAD	3,692	12/12	28
TOPIX Index Futures (Japan)	13	JPY	96,330	12/12	5

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(265)

See accompanying notes which are an integral part of the financial statements.

494	Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Citibank	USD	514	AUD	500	12/19/12	3
Citibank	USD	507	CAD	500	12/19/12	(7)
Citibank	USD	1,288	EUR	1,000	12/19/12	9
Citibank	USD	323	GBP	200	12/19/12	(1)
Citibank	USD	285	JPY	22,673	11/02/12	(1)
Citibank	USD	193	JPY	15,000	12/19/12	(5)
Citibank	AUD	193	USD	201	11/05/12	—
Citibank	AUD	200	USD	208	12/19/12	1
Citibank	CAD	200	USD	205	12/19/12	5
Citibank	CHF	382	USD	411	11/02/12	—
Citibank	EUR	20	USD	27	11/02/12	—
Citibank	EUR	600	USD	784	12/19/12	6
Citibank	GBP	100	USD	162	12/19/12	1
Citibank	HKD	1,500	USD	193	12/19/12	—
Citibank	JPY	5,000	USD	64	12/19/12	1
Commonwealth Bank of Australia	USD	773	AUD	751	12/19/12	4
Commonwealth Bank of Australia	USD	776	CAD	760	12/19/12	(16)
Commonwealth Bank of Australia	USD	786	EUR	613	12/19/12	9
Commonwealth Bank of Australia	USD	535	GBP	334	12/19/12	4
Commonwealth Bank of Australia	USD	471	HKD	3,650	12/19/12	—
Commonwealth Bank of Australia	USD	374	JPY	29,195	12/19/12	(8)
Deutsche Bank AG	EUR	45	USD	58	11/05/12	—
HSBC Bank PLC	USD	773	AUD	751	12/19/12	4
HSBC Bank PLC	USD	776	CAD	760	12/19/12	(16)
HSBC Bank PLC	USD	785	EUR	613	12/19/12	10
HSBC Bank PLC	USD	535	GBP	334	12/19/12	4
HSBC Bank PLC	USD	471	HKD	3,650	12/19/12	—
HSBC Bank PLC	USD	374	JPY	29,195	12/19/12	(8)
HSBC Bank PLC	AUD	100	USD	104	12/19/12	—
JPMorgan Chase Bank	USD	773	AUD	751	12/19/12	4
JPMorgan Chase Bank	USD	776	CAD	760	12/19/12	(16)
JPMorgan Chase Bank	USD	786	EUR	613	12/19/12	9
JPMorgan Chase Bank	USD	535	GBP	334	12/19/12	4
JPMorgan Chase Bank	USD	471	HKD	3,650	12/19/12	—
JPMorgan Chase Bank	USD	374	JPY	29,195	12/19/12	(8)
JPMorgan Chase Bank	USD	273	SGD	333	11/02/12	—
JPMorgan Chase Bank	AUD	200	USD	204	12/19/12	(3)
JPMorgan Chase Bank	AUD	200	USD	203	12/19/12	(4)
JPMorgan Chase Bank	CAD	200	USD	204	12/19/12	4
JPMorgan Chase Bank	CAD	200	USD	204	12/19/12	4
JPMorgan Chase Bank	CAD	200	USD	204	12/19/12	4
JPMorgan Chase Bank	EUR	100	USD	128	12/19/12	(1)
JPMorgan Chase Bank	EUR	600	USD	779	12/19/12	1
JPMorgan Chase Bank	EUR	600	USD	778	12/19/12	(1)
JPMorgan Chase Bank	GBP	100	USD	161	12/19/12	(1)
JPMorgan Chase Bank	GBP	100	USD	160	12/19/12	(1)
JPMorgan Chase Bank	HKD	4,962	USD	640	11/02/12	—
JPMorgan Chase Bank	HKD	1,000	USD	129	12/19/12	—
JPMorgan Chase Bank	HKD	3,000	USD	387	12/19/12	—
JPMorgan Chase Bank	JPY	8,000	USD	102	12/19/12	2
JPMorgan Chase Bank	JPY	10,000	USD	128	12/19/12	2
Royal Bank of Canada	USD	773	AUD	751	12/19/12	3
Royal Bank of Canada	USD	776	CAD	760	12/19/12	(16)

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund	495

Russell Investment Company

Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Royal Bank of Canada	USD	785	EUR	613	12/19/12	9
Royal Bank of Canada	USD	535	GBP	334	12/19/12	4
Royal Bank of Canada	USD	471	HKD	3,650	12/19/12	—
Royal Bank of Canada	USD	374	JPY	29,195	12/19/12	(8)
Standard Chartered Bank	USD	257	JPY	20,000	12/19/12	(7)
State Street Bank & Trust Co.	USD	232	AUD	224	11/01/12	—
State Street Bank & Trust Co.	USD	205	AUD	200	12/19/12	1
State Street Bank & Trust Co.	USD	207	AUD	200	12/19/12	(1)
State Street Bank & Trust Co.	USD	307	AUD	300	12/19/12	3
State Street Bank & Trust Co.	USD	412	AUD	400	12/19/12	2
State Street Bank & Trust Co.	USD	413	AUD	400	12/19/12	—
State Street Bank & Trust Co.	USD	773	AUD	751	12/19/12	4
State Street Bank & Trust Co.	USD	201	CAD	200	12/19/12	(1)
State Street Bank & Trust Co.	USD	204	CAD	200	12/19/12	(3)
State Street Bank & Trust Co.	USD	304	CAD	300	12/19/12	(4)
State Street Bank & Trust Co.	USD	502	CAD	500	12/19/12	(2)
State Street Bank & Trust Co.	USD	511	CAD	500	12/19/12	(10)
State Street Bank & Trust Co.	USD	776	CAD	760	12/19/12	(16)
State Street Bank & Trust Co.	USD	258	EUR	200	12/19/12	1
State Street Bank & Trust Co.	USD	392	EUR	300	12/19/12	(3)
State Street Bank & Trust Co.	USD	646	EUR	500	12/19/12	2
State Street Bank & Trust Co.	USD	784	EUR	600	12/19/12	(5)
State Street Bank & Trust Co.	USD	786	EUR	613	12/19/12	9
State Street Bank & Trust Co.	USD	1,313	EUR	1,000	12/19/12	(16)
State Street Bank & Trust Co.	USD	1,556	EUR	1,200	12/19/12	—
State Street Bank & Trust Co.	USD	5,200	EUR	4,000	12/19/12	(13)
State Street Bank & Trust Co.	USD	160	GBP	100	12/19/12	1
State Street Bank & Trust Co.	USD	162	GBP	100	12/19/12	(1)
State Street Bank & Trust Co.	USD	242	GBP	150	12/19/12	—
State Street Bank & Trust Co.	USD	321	GBP	200	12/19/12	2
State Street Bank & Trust Co.	USD	323	GBP	200	12/19/12	—
State Street Bank & Trust Co.	USD	535	GBP	334	12/19/12	4
State Street Bank & Trust Co.	USD	98	HKD	760	11/01/12	—
State Street Bank & Trust Co.	USD	399	HKD	3,093	11/01/12	—
State Street Bank & Trust Co.	USD	129	HKD	1,000	12/19/12	—
State Street Bank & Trust Co.	USD	129	HKD	1,000	12/19/12	—
State Street Bank & Trust Co.	USD	194	HKD	1,500	12/19/12	—
State Street Bank & Trust Co.	USD	258	HKD	2,000	12/19/12	—
State Street Bank & Trust Co.	USD	258	HKD	2,000	12/19/12	—
State Street Bank & Trust Co.	USD	258	HKD	2,000	12/19/12	—
State Street Bank & Trust Co.	USD	471	HKD	3,650	12/19/12	—
State Street Bank & Trust Co.	USD	64	JPY	5,000	12/19/12	(2)
State Street Bank & Trust Co.	USD	100	JPY	8,000	12/19/12	—
State Street Bank & Trust Co.	USD	125	JPY	10,000	12/19/12	—
State Street Bank & Trust Co.	USD	127	JPY	10,000	12/19/12	(1)
State Street Bank & Trust Co.	USD	127	JPY	10,000	12/19/12	(1)
State Street Bank & Trust Co.	USD	374	JPY	29,195	12/19/12	(8)
State Street Bank & Trust Co.	USD	11	SGD	13	11/05/12	—
State Street Bank & Trust Co.	AUD	100	USD	103	12/19/12	—
State Street Bank & Trust Co.	AUD	100	USD	105	12/19/12	1
State Street Bank & Trust Co.	AUD	100	USD	101	12/19/12	(2)
State Street Bank & Trust Co.	AUD	100	USD	102	12/19/12	(2)
State Street Bank & Trust Co.	AUD	200	USD	206	12/19/12	—

See accompanying notes which are an integral part of the financial statements.

496	Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	AUD	200	USD	207	12/19/12	—
State Street Bank & Trust Co.	AUD	200	USD	203	12/19/12	(4)
State Street Bank & Trust Co.	AUD	300	USD	306	12/19/12	(4)
State Street Bank & Trust Co.	AUD	400	USD	412	12/19/12	(2)
State Street Bank & Trust Co.	AUD	500	USD	523	12/19/12	6
State Street Bank & Trust Co.	CAD	100	USD	100	11/01/12	—
State Street Bank & Trust Co.	CAD	1,115	USD	1,115	11/02/12	(2)
State Street Bank & Trust Co.	CAD	100	USD	102	12/19/12	2
State Street Bank & Trust Co.	CAD	100	USD	102	12/19/12	2
State Street Bank & Trust Co.	CAD	100	USD	102	12/19/12	2
State Street Bank & Trust Co.	CAD	200	USD	204	12/19/12	4
State Street Bank & Trust Co.	CAD	200	USD	200	12/19/12	—
State Street Bank & Trust Co.	CAD	300	USD	302	12/19/12	1
State Street Bank & Trust Co.	CAD	300	USD	306	12/19/12	6
State Street Bank & Trust Co.	CAD	400	USD	406	12/19/12	6
State Street Bank & Trust Co.	EUR	100	USD	129	12/19/12	(1)
State Street Bank & Trust Co.	EUR	100	USD	130	12/19/12	1
State Street Bank & Trust Co.	EUR	200	USD	258	12/19/12	(1)
State Street Bank & Trust Co.	EUR	200	USD	260	12/19/12	1
State Street Bank & Trust Co.	EUR	300	USD	388	12/19/12	(1)
State Street Bank & Trust Co.	EUR	500	USD	647	12/19/12	(2)
State Street Bank & Trust Co.	EUR	600	USD	777	12/19/12	(1)
State Street Bank & Trust Co.	EUR	800	USD	1,032	12/19/12	(5)
State Street Bank & Trust Co.	GBP	56	USD	90	11/02/12	—
State Street Bank & Trust Co.	GBP	100	USD	161	12/19/12	—
State Street Bank & Trust Co.	GBP	100	USD	161	12/19/12	—
State Street Bank & Trust Co.	GBP	100	USD	162	12/19/12	1
State Street Bank & Trust Co.	GBP	100	USD	161	12/19/12	—
State Street Bank & Trust Co.	GBP	100	USD	161	12/19/12	—
State Street Bank & Trust Co.	GBP	200	USD	321	12/19/12	(2)
State Street Bank & Trust Co.	GBP	200	USD	323	12/19/12	—
State Street Bank & Trust Co.	HKD	423	USD	55	11/01/12	—
State Street Bank & Trust Co.	HKD	769	USD	99	11/01/12	—
State Street Bank & Trust Co.	HKD	200	USD	26	12/19/12	—
State Street Bank & Trust Co.	HKD	500	USD	65	12/19/12	—
State Street Bank & Trust Co.	HKD	600	USD	77	12/19/12	—
State Street Bank & Trust Co.	HKD	1,000	USD	129	12/19/12	—
State Street Bank & Trust Co.	HKD	1,000	USD	129	12/19/12	—
State Street Bank & Trust Co.	HKD	1,300	USD	168	12/19/12	—
State Street Bank & Trust Co.	HKD	2,500	USD	322	12/19/12	—
State Street Bank & Trust Co.	JPY	5,000	USD	64	12/19/12	1
State Street Bank & Trust Co.	JPY	6,000	USD	77	12/19/12	1
State Street Bank & Trust Co.	JPY	8,000	USD	100	12/19/12	(1)
State Street Bank & Trust Co.	JPY	10,000	USD	128	12/19/12	3
State Street Bank & Trust Co.	JPY	10,000	USD	128	12/19/12	2
State Street Bank & Trust Co.	JPY	60,000	USD	775	12/19/12	23

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(42)

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund	497

Russell Investment Company

Russell Global Infrastructure Fund

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$79,950	$—	$—	$79,950	9.0
Austria	358	—	—	358	—	*
Belgium	420	—	—	420	—	*
Bermuda	3,950	—	—	3,950	0 .4
Brazil	25,793	—	—	25,793	2.9
Canada	75,166	—	1,005	76,171	8.6
Chile	3,842	—	—	3,842	0.4
China	26,693	—	—	26,693	3.0
Czech Republic	399	—	—	399	—	*
France	57,134	—	—	57,134	6.4
Germany	35,827	—	—	35,827	4.0
Hong Kong	45,714	—	—	45,714	5.1
India	2,602	—	—	2,602	0.3
Italy	23,574	—	—	23,574	2.7
Japan	25,846	—	—	25,846	2.9
Luxembourg	180	—	—	180	—	*
Malaysia	4	—	—	4	—	*
Mexico	5,311	—	—	5,311	0.6
Netherlands	22,056	—	—	22,056	2.5
New Zealand	8,940	—	—	8,940	1.0
Norway	831	—	—	831	0.1
Philippines	7,050	—	—	7,050	0 .8
Poland	482	—	—	482	0.1
Portugal	506	—	—	506	0.1
Singapore	24,109	—	—	24,109	2.7
Spain	22,039	—	—	22,039	2.5
Switzerland	9,497	—	—	9,497	1.1
United Kingdom	69,026	—	—	69,026	7.8
United States	270,510	—	—	270,510	30.5
Short-Term Investments	—	33,458	—	33,458	3.8
Other Securities	—	52,702	—	52,702	5.9

Total Investments	847,809	86,160	1,005	934,974	105.2

Other Assets and Liabilities, Net					(5.2)

					100.0

Other Financial Instruments
Futures Contracts	(265)	—	—	(265)	(—	)*
Foreign Currency Exchange Contracts	(4)	(38)	—	(42)	(—	)*

Total Other Financial Instruments**	$(269)	$(38)	$—	$(307)

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ending October 31, 2012 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

498	Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Fair Value of Derivative Instruments — October 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$203
Daily variation margin on futures contracts*	93	—

Total	$93	$203

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$358	$—
Unrealized depreciation on foreign currency exchange contracts	—	245

Total	$358	$245

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$5,678	$—
Foreign currency-related transactions**	—	(478)

Total	$5,678	$(478)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(2,819)	$—
Foreign currency-related transactions***	—	(133)

Total	$(2,819)	$(133)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments.
Only	current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund	499

Russell Investment Company

Russell Global Infrastructure Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$862,780
Investments, at fair value**, ***	934,974
Cash	22
Cash (restricted) (a)	2,705
Foreign currency holdings*	273
Unrealized appreciation on foreign currency exchange contracts	203
Receivables:
Dividends and interest	1,174
Dividends from affiliated Russell funds	4
Investments sold	7,368
Fund shares sold	2,305
Foreign taxes recoverable	192
Daily variation margin on futures contracts	48

Total assets	949,268

Liabilities
Payables:
Investments purchased	4,559
Fund shares redeemed	2,302
Accrued fees to affiliates	827
Other accrued expenses	140
Daily variation margin on futures contracts	56
Unrealized depreciation on foreign currency exchange contracts	245
Payable upon return of securities loaned	52,702

Total liabilities	60,831

Net Assets	$888,437

See accompanying notes which are an integral part of the financial statements.

500	Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Statement of Assets and Liabilities, continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2,351
Accumulated net realized gain (loss)	4,783
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	72,194
Futures contracts	(265)
Foreign currency-related transactions	(53)
Shares of beneficial interest	794
Additional paid-in capital	808,633

Net Assets	$888,437

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.18
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.86
Class A — Net assets	$4,818,924
Class A — Shares outstanding ($.01 par value)	431,105
Net asset value per share: Class C(#)	$11.16
Class C — Net assets	$4,514,391
Class C — Shares outstanding ($.01 par value)	404,544
Net asset value per share: Class E(#)	$11.18
Class E — Net assets	$18,443,961
Class E — Shares outstanding ($.01 par value)	1,649,771
Net asset value per share: Class S(#)	$11.19
Class S — Net assets	$551,758,504
Class S — Shares outstanding ($.01 par value)	49,310,106
Net asset value per share: Class Y(#)	$11.19
Class Y — Net assets	$308,900,862
Class Y — Shares outstanding ($.01 par value)	27,603,276
Amounts in thousands
* Foreign currency holdings - cost	$273
** Securities on loan included in investments	$50,649
*** Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$86,160
(a) Cash Collateral for Futures	$2,705

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund	501

Russell Investment Company

Russell Global Infrastructure Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Dividends	$34,384
Dividends from affiliated Russell funds	48
Securities lending income	1,139
Less foreign taxes withheld	(2,461)

Total investment income	33,110

Expenses
Advisory fees	10,803
Administrative fees	427
Custodian fees	420
Distribution fees - Class A	11
Distribution fees - Class C	33
Transfer agent fees - Class A	9
Transfer agent fees - Class C	8
Transfer agent fees - Class E	31
Transfer agent fees - Class S	957
Transfer agent fees - Class Y	14
Professional fees	74
Registration fees	62
Shareholder servicing fees - Class C	11
Shareholder servicing fees - Class E	41
Trustees’ fees	25
Printing fees	174
Miscellaneous	25

Expenses before reductions	13,125
Expense reductions	(3,031)

Net expenses	10,094

Net investment income (loss)	23,016

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	15,574
Futures contracts	5,678
Foreign currency-related transactions	(458)

Net realized gain (loss)	20,794

Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	68,955
Futures contracts	(2,819)
Foreign currency-related transactions	(270)

Net change in unrealized appreciation (depreciation)	65,866

Net realized and unrealized gain (loss)	86,660

Net Increase (Decrease) in Net Assets from Operations	$109,676

See accompanying notes which are an integral part of the financial statements.

502	Russell Global Infrastructure Fund

Russell Investment Company

Russell Global Infrastructure Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$23,016	$19,413
Net realized gain (loss)	20,794	(10,414)
Net change in unrealized appreciation (depreciation)	65,866	(8,933)

Net increase (decrease) in net assets from operations	109,676	66

Distributions
From net investment income
Class A	(102)	(79)
Class C	(67)	(72)
Class E	(383)	(287)
Class S	(13,315)	(10,956)
Class Y	(9,026)	(10,277)
From net realized gain
Class A	(1)	(6)
Class C	(2)	(11)
Class E	(6)	(7)
Class S	(167)	(2,114)
Class Y	(119)	(2,720)

Net decrease in net assets from distributions	(23,188)	(26,529)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(22,799)	226,288

Total Net Increase (Decrease) in Net Assets	63,689	199,825

Net Assets
Beginning of period	824,748	624,923

End of period	$888,437	$824,748

Undistributed (overdistributed) net investment income included innet assets	$2,351	$(85)

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund	503

Russell Investment Company

Russell Global Infrastructure Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	139	$1,445	409	$4,330
Proceeds from reinvestment of distributions	9	94	8	78
Payments for shares redeemed	(143)	(1,490)	(22)	(223)

Net increase (decrease)	5	49	395	4,185

Class C
Proceeds from shares sold	103	1,076	435	4,631
Proceeds from reinvestment of distributions	7	68	8	83
Payments for shares redeemed	(135)	(1,411)	(86)	(872)

Net increase (decrease)	(25)	(267)	357	3,842

Class E
Proceeds from shares sold	409	4,270	1,498	15,848
Proceeds from reinvestment of distributions	34	362	25	264
Payments for shares redeemed	(275)	(2,919)	(139)	(1,433)

Net increase (decrease)	168	1,713	1,384	14,679

Class S
Proceeds from shares sold	14,281	149,774	24,347	256,573
Proceeds from reinvestment of distributions	1,254	13,232	1,227	12,667
Payments for shares redeemed	(11,726)	(123,987)	(4,474)	(45,937)

Net increase (decrease)	3,809	39,019	21,100	223,303

Class Y
Proceeds from shares sold	1,203	12,582	2,195	22,866
Proceeds from reinvestment of distributions	868	9,145	1,260	12,996
Payments for shares redeemed	(8,061)	(85,040)	(5,207)	(55,583)

Net increase (decrease)	(5,990)	(63,313)	(1,752)	(19,721)

Total increase (decrease)	(2,033)	$(22,799)	21,484	$226,288

See accompanying notes which are an integral part of the financial statements.

504	Russell Global Infrastructure Fund

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Russell Investment Company

Russell Global Infrastructure Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain		$ Total Distributions
Class A
October 31, 2012	10.11	.25		1.07	1.32	(.25)	—	(f)	(.25)
October 31, 2011	10.42	.25		(.22)	.03	(.26)	(.08)		(.34)
October 31, 2010(5)	10.00	—	(f)	.42	.42	—	—		—
Class C
October 31, 2012	10.09	.17		1.06	1.23	(.16)	—	(f)	(.16)
October 31, 2011	10.42	.17		(.22)	(.05)	(.20)	(.08)		(.28)
October 31, 2010(5)	10.00	(.01)		.43	.42	—	—		—
Class E
October 31, 2012	10.12	.24		1.07	1.31	(.25)	—	(f)	(.25)
October 31, 2011	10.42	.28		(.24)	.04	(.26)	(.08)		(.34)
October 31, 2010(5)	10.00	—	(f)	.42	.42	—	—		—
Class S
October 31, 2012	10.13	.27		1.07	1.34	(.28)	—	(f)	(.28)
October 31, 2011	10.42	.26		(.19)	.07	(.28)	(.08)		(.36)
October 31, 2010(5)	10.00	—	(f)	.42	.42	—	—		—
Class Y
October 31, 2012	10.13	.29		1.07	1.36	(.30)	—	(f)	(.30)
October 31, 2011	10.42	.27		(.19)	.08	(.29)	(.08)		(.37)
October 31, 2010(5)	10.00	—	(f)	.42	.42	—	—		—

See accompanying notes which are an integral part of the financial statements.

506	Russell Global Infrastructure Fund

$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

11.18	13.07	4,819	1.83	1.47	2.35	125
10.11	.39	4,312	1.87	1.50	2.43	145
10.42	4.20	330	2.05	1.69	(.50)	8

11.16	12.32	4,514	2.58	2.22	1.62	125
10.09	(.48)	4,338	2.62	2.25	1.62	145
10.42	4.20	760	2.80	2.44	(1.27)	8

11.18	13.08	18,444	1.83	1.47	2.32	125
10.12	.38	14,990	1.86	1.50	2.69	145
10.42	4.20	1,015	2.05	1.69	(.16)	8

11.19	13.38	551,759	1.58	1.22	2.60	125
10.13	.65	460,800	1.61	1.25	2.50	145
10.42	4.20	254,350	1.80	1.44	.07	8

11.19	13.58	308,901	1.39	1.06	2.79	125
10.13	.79	340,308	1.43	1.09	2.55	145
10.42	4.20	368,468	1.63	1.29	(.17)	8

See accompanying notes which are an integral part of the financial statements.

Russell Global Infrastructure Fund	507

Russell Investment Company

Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Russell Global Real Estate Securities Fund - Class A ‡
	Total Return
1 Year	9.35%
5 Years	(2.16	)%§
10 Years	10.09	%§

Russell Global Real Estate Securities Fund - Class C
	Total Return
1 Year	15.17%
5 Years	(1.76	)%§
10 Years	9.91	%§

Russell Global Real Estate Securities Fund - Class E
	Total Return
1 Year	16.01%
5 Years	(1.03	)%§
10 Years	10.73	%§

Russell Global Real Estate Securities Fund - Class S
	Total Return
1 Year	16.32%
5 Years	(0.77	)%§
10 Years	11.01	%§

Russell Global Real Estate Securities Fund - Class Y ‡‡
	Total Return
1 Year	16.53%
5 Years	(0.63	)%§
10 Years	11.09	%§

FTSE EPRA/NAREIT Developed Real Estate Index (net) **
	Total Return
1 Year	16.07%
5 Years	(3.25	)%§
10 Years	N/A

FTSE NAREIT Equity REIT Index ***
	Total Return
1 Year	16.79%
5 Years	2.00	%§
10 Years	12.01	%§

508	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Russell Global Real Estate Securities Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of October 31, 2012, the Fund had three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Russell Global Real Estate Securities Fund’s Class A, Class C, Class E, Class S and Class Y Shares gained 16.03%, 15.17%, 16.01%, 16.32% and 16.53%, respectively. This is compared to the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index (Net), which gained 16.07% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Global Real Estate Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 17.76%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Macro-economic news remained the dominant driver of the sector’s performance, generally overwhelming the impact of company and property level fundamentals. The fiscal year was characterized by shifting investor sentiment, as market conditions alternated between an environment of risk aversion and an atmosphere favoring higher risk companies. Late 2011 was defined by investor defensiveness, prompted by mounting concern over the European sovereign crisis and a slowing of growth in China. The North American property sector led all regions in total return performance through this period, benefiting from relative economic stability amid a flight to safety. Although the Fund’s underweight to North America detracted modestly from performance, strong stock selection drove outperformance relative to the benchmark. The Fund’s tilt toward higher quality, larger capitalization stocks was rewarded through the period of risk aversion.

Early 2012 was host to an improvement in sentiment, as European debt concerns were partially mitigated by the European Central Bank’s long-term refinancing operation, while fears over an economic slowdown in Asia were alleviated by solid economic data and monetary easing. The market environment shifted to favor economically sensitive, cyclical stocks, while the more defensive segment of the market underperformed. In this environment, Fund performance trailed relative to the benchmark, as the money managers’ quality bias was not rewarded. Performance was challenged in Asia, particularly within the sentiment-driven Hong Kong developer sector, where the most volatile, highest risk companies rallied strongly in the early months of 2012.

The latter portion of the fiscal year saw a cooling of market sentiment through May and June, before expectations of widespread central bank support restored investor confidence in July. Global property securities delivered relatively flat total return performance in the final months of the fiscal year, as the Asian and European property sectors significantly outperformed relative to the North American market. Although the Fund benefited from its regional allocations, with an overweight to Asia and an underweight to North America, stock selection was once again challenged by the decoupling of performance from company and property fundamentals. Fund performance was roughly in line with the benchmark between mid-year 2012 and the end of the fiscal year.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

At the composite Fund level, an underweight to Europe and stock selection within the region positively contributed to Fund performance, although these gains were roughly offset by weaker stock selection in Asia and Australia. With respect to property type, overweight exposure to the U.S. residential sector detracted from performance, while stock selection in the office sector was beneficial.

AEW Capital Management, L.P. (“AEW”) outperformed the Fund’s benchmark for the fiscal year. AEW utilizes a value-oriented strategy that integrates quantitative analysis with property and capital markets expertise. Security selection drove outperformance, with particularly strong selection in the U.S. and Continental Europe that was partially offset by ineffective selection in Australia. Out-of-index exposure to Brazil, in addition to an underweight to Continental Europe, benefited performance, while an overweight to Asia and an underweight to Australia were modest detractors. Sector allocation had a marginally positive impact on performance, as the positive contribution of an overweight to the retail sector was partially offset by the negative effect of an underweight to health care.

Cohen & Steers Capital Management, Inc. (“Cohen”) underperformed the Fund’s benchmark for the fiscal year. Cohen invests in a portfolio of companies that it believes are mispriced relative to net asset value and cash flow estimates. Cohen seeks to generate excess returns through a combination of bottom-up stock selection and top-down regional allocation decisions. Ineffective stock selection in Asia and North America detracted from performance during the fiscal year. A

Russell Global Real Estate Securities Fund	509

Russell Investment Company

Russell Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

substantial portion of Cohen’s underperformance can be tied to several large active positions in Hong Kong-listed property development companies. With respect to sector allocation, an overweight to residential and an underweight to health care detracted from performance.

INVESCO Advisers, Inc. (“Invesco”) outperformed the Fund’s benchmark for the fiscal year. Invesco manages a broadly diversified portfolio with a focus on companies that it believes are operating in the most attractive markets with quality assets, strong management teams, and sound balance sheets. Invesco’s investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. Security selection was the key driver of outperformance, with positive contributions from selection within Continental Europe, Canada, and the United Kingdom. Sector allocation had a marginally positive effect on performance due to an overweight to the outperforming Asia region.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager lineup during the fiscal year.

Money Managers as of October 31, 2012	Styles
AEW Capital Management, L.P.	Value
Cohen & Steers Capital Management, Inc.	Market-Oriented
INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division	Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2002.

**	In 2010, RIMCo changed the Fund’s investment strategy from a predominantly U.S. based investment strategy to a global investment strategy. As a result, the Fund’s primary benchmark changed from the FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REITs Index to the FTSE EPRA/NAREIT Developed Real Estate Index (net). FTSE EPRA/NAREIT Developed Real Estate Index (net) is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

***	FTSE NAREIT Equity REITs Index is designed to represent general trends in eligible listed real estate stocks worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The index also includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series.

‡	The Fund first issued Class A Shares on March 1, 2007. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%. Annual returns for each Class will differ only to the extent that the Class A Shares do not have the same expenses as the Class E Shares.

‡‡	The Fund first issued Class Y Shares on September 29, 2008. The returns shown for Class Y Shares prior to that date are the returns of the Fund’s Class S Shares. Class Y Shares will have substantially similar annual returns as the Class S Shares because the Shares of each Class are invested in the same portfolio of securities. Annual returns for each Class will differ only to the extent that the Class Y Shares do not have the same expenses as the Class S Shares.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

510	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000 .00	$1,000.00
Ending Account Value
October 31, 2012	$1,051 .97	$1,018.35
Expenses Paid During Period*	$6 .96	$6 .85

*	Expenses are equal to the Fund's annualized expense ratio of 1.35% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-halfyear period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000 .00	$1,000.00
Ending Account Value
October 31, 2012	$1,048 .03	$1,014.58
Expenses Paid During Period*	$10 .81	$10 .63

*	Expenses are equal to the Fund's annualized expense ratio of 2.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-halfyear period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000 .00	$1,000.00
Ending Account Value
October 31, 2012	$1,051 .88	$1,018.35
Expenses Paid During Period*	$6 .96	$6 .85

*	Expenses are equal to the Fund's annualized expense ratio of 1.35% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-halfyear period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000 .00	$1,000.00
Ending Account Value
October 31, 2012	$1,053 .30	$1,019.61
Expenses Paid During Period*	$5 .68	$5 .58

*	Expenses are equal to the Fund's annualized expense ratio of 1.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-halfyear period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Russell Global Real Estate Securities Fund	511

Russell Investment Company

Russell Global Real Estate Securities Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000 .00	$1,000.00
Ending Account Value
October 31, 2012	$1,054 .27	$1,020.56
Expenses Paid During Period*	$4 .70	$4 .62

*	Expenses are equal to the Fund's annualized expense ratio of 0.91% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-halfyear period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

512	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Common Stocks - 98.0%
Australia - 8.7%
BGP Holdings PLC (Å)(Æ)	4,619,419	—
Centro Retail Australia (ö)	2,616,405	5,839
CFS Retail Property Trust Group (ö)	5,732,141	11,633
Charter Hall Retail REIT (Ñ)(ö)	552,974	2,084
Dexus Property Group (ö)	12,709,391	12,995
FKP Property Group (Ñ)	3,399,909	783
Goodman Group (ö)	1,112,454	5,116
GPT Group (ö)	4,979,083	18,400
Mirvac Group Class REIT (ö)	5,638,603	8,809
Stockland (ö)	4,713,173	16,928
Westfield Group (ö)	4,465,808	49,417
Westfield Retail Trust (ö)	3,308,522	10,647

		142,651

Austria - 0.1%
Conwert Immobilien Invest SE (Æ)	144,738	1,677

Brazil - 0.2%
Multiplan Empreendimentos
Imobiliarios SA	107,950	3,163

Canada - 3.8%
Allied Properties Real Estate Investment Trust (ö)	77,700	2,458
Boardwalk Real Estate Investment Trust Class Trust Unit (ö)	177,752	11,438
Brookfield Office Properties, Inc. (Ñ)	842,044	12,986
Canadian Apartment Properties REIT (ö)	161,200	3,951
Chartwell Seniors Housing Real Estate Investment Trust Class Common Subscription Receipt (ö)	512,777	5,273
Dundee Real Estate Investment Trust (ö)	125,600	4,609
First Capital Realty, Inc. Class A (Ñ)	86,700	1,606
Primaris Retail Real Estate Investment Trust Class Trust Unit (ö)	332,743	7,799
RioCan Real Estate Investment Trust (ö)	416,080	11,348

		61,468

China - 0.1%
China Overseas Land & Investment, Ltd.	238,000	623
China Resources Land, Ltd. (Ñ)	646,446	1,476

		2,099

Finland - 0.2%
Citycon OYJ	377,686	1,234
Sponda OYJ	556,749	2,468

		3,702

France - 3.9%
Gecina SA (ö)	39,135	4,334
ICADE (ö)	30,970	2,787
Klepierre - GDR (ö)	296,464	10,992
Mercialys SA (ö)	72,461	1,521

	Principal Amount ($) or Shares	Fair Value $
Societe Immobiliere de Location pourl'Industrie et le Commerce (ö)	27,733	3,109
Unibail-Rodamco SE (ö)	177,427	39,981

		62,724

Germany - 1.1%
Deutsche Euroshop AG	25,223	1,031
Deutsche Wohnen AG	596,020	10,924
GSW Immobilien AG	155,075	6,381

		18,336

Hong Kong - 13.0%
Agile Property Holdings, Ltd. (Ñ)	3,719,100	4,228
Cheung Kong Holdings, Ltd.	170,900	2,525
Country Garden Holdings Co., Ltd. (Æ)	16,226,641	6,512
Guangzhou R&F Properties Co., Ltd. (Ñ)	1,810,500	2,226
Hang Lung Properties, Ltd. - ADR	4,194,745	14,587
Henderson Land Development Co., Ltd.	2,030,852	14,072
Hongkong Land Holdings, Ltd.	3,760,944	23,882
Hysan Development Co., Ltd.	2,645,394	11,691
Kerry Properties, Ltd.	2,195,082	10,890
Link REIT (The) (ö)	2,970,328	14,775
New World Development Co., Ltd.	1,937,628	2,995
Orient-Express Hotels, Ltd. Class A (Æ)	364,952	4,281
Shangri-La Asia, Ltd.	1,124,000	2,175
Shimao Property Holdings, Ltd. (Ñ)	4,298,141	8,208
Sino Land Co., Ltd.	6,264,286	11,219
Soho China, Ltd. (Ñ)	900,900	613
Sun Hung Kai Properties, Ltd.	3,214,335	44,752
Swire Properties, Ltd.	2,326,600	7,205
Wharf Holdings, Ltd.	3,458,737	23,675
Wheelock & Co., Ltd.	225,847	988

		211,499

Indonesia - 0.0%
Ciputra Development Tbk PT	1,987,800	141

Italy - 0.1%
Beni Stabili SpA (ö)	1,648,900	927

Japan - 9.3%
Activia Properties, Inc. Class REIT (ö)	700	4,446
Advance Residence Investment Corp. Class A (ö)	1,169	2,533
Aeon Mall Co., Ltd.	92,100	2,389
Industrial & Infrastructure Fund Investment Corp. (ö)	18	139
Japan Logistics Fund, Inc. Class A (ö)	120	1,096
Japan Prime Realty Investment Corp. Class A (ö)	888	2,673
Japan Real Estate Investment Corp. Class A (Ñ)(ö)	1,132	11,330
Japan Retail Fund Investment Corp. Class REIT (ö)	2,022	3,685
Kenedix Realty Investment Corp. Class A (ö)	1,115	3,810
Mitsubishi Estate Co., Ltd.	1,907,943	37,738

Russell Global Real Estate Securities Fund	513

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Mitsui Fudosan Co., Ltd.	1,645,552	33,249
Nippon Building Fund, Inc. Class A (ö)	1,236	13,269
Nomura Real Estate Holdings, Inc.	108,723	1,952
NTT Urban Development Corp.	4,010	3,300
Premier Investment Corp. Class A (ö)	260	946
Sumitomo Realty & Development Co., Ltd.	869,260	23,999
Tokyo Tatemono Co., Ltd.	718,453	2,952
Tokyu Land Corp.	556,000	3,120
United Urban Investment Corp. Class A (ö)	206	248

		152,874

Netherlands - 0.8%
Corio NV (ö)	185,527	8,266
Eurocommercial Properties NV (ö)	97,112	3,809
Vastned Retail NV (ö)	16,822	779
Wereldhave NV (ö)	14,311	846

		13,700

Norway - 0.4%
Norwegian Property ASA	3,827,295	5,740

Philippines - 0.2%
SM Prime Holdings, Inc.	11,167,073	3,931

Singapore - 5.1%
Ascendas Real Estate Investment Trust (ö)	2,008,421	3,886
CapitaCommercial Trust (Æ) (Ñ)(ö)	3,312,000	4,263
CapitaLand, Ltd.	5,259,512	14,100
CapitaMall Trust Class A (ö)	5,847,425	10,115
CapitaMalls Asia, Ltd.	6,674,000	10,122
CapitaRetail China Trust (ö)	1,071,700	1,371
City Developments, Ltd.	1,028,835	9,666
Global Logistic Properties, Ltd.	5,589,000	11,775
Keppel Land, Ltd.	1,900,654	5,298
Keppel REIT (Æ) (ö)	1,317,751	1,286
Mapletree Industrial Trust (Æ) (ö)	622,913	715
Perennial China Retail Trust (Æ)	7,008,370	2,758
Suntec Real Estate Investment Trust (Æ) (ö)	6,552,670	8,622

		83,977

Sweden - 1.0%
Castellum AB	381,367	5,109
Fabege AB	540,532	5,370
Hufvudstaden AB Class A	231,900	2,946
Wihlborgs Fastigheter AB	182,731	2,789

		16,214

Switzerland - 0.5%
PSP Swiss Property AG (Æ)	90,365	8,296

United Kingdom - 5.4%
Big Yellow Group PLC (ö)	403,070	2,225
British Land Co. PLC (ö)	1,460,510	12,456
Capital & Counties Properties PLC	472,223	1,724

	Principal Amount ($) or Shares	Fair Value $
Capital Shopping Centres Group PLC Class H (ö)	149,800	805
Derwent London PLC (ö)	383,024	12,745
Great Portland Estates PLC (ö)	1,295,434	9,775
Hammerson PLC (ö)	2,135,816	16,261
Land Securities Group PLC (ö)	1,717,443	22,283
Metric Property Investments PLC (ö)	273,705	406
Segro PLC (ö)	254,785	977
Shaftesbury PLC (ö)	527,176	4,662
Unite Group PLC	817,350	3,734

		88,053

United States - 44.1%
Acadia Realty Trust (Ñ)(ö)	141,584	3,636
Alexandria Real Estate Equities, Inc. (ö)	167,812	11,819
American Assets Trust, Inc. (ö)	218,612	5,940
American Campus Communities, Inc. (ö)	55,200	2,501
American Tower Corp. Class A (ö)	75,157	5,659
Apartment Investment & Management Co. Class A (ö)	254,838	6,802
AvalonBay Communities, Inc. (ö)	254,141	34,451
BioMed Realty Trust, Inc. (ö)	208,600	3,989
Boston Properties, Inc. (ö)	249,523	26,524
Brandywine Realty Trust (ö)	40,796	473
BRE Properties, Inc. Class A (ö)	86,553	4,185
Camden Property Trust (ö)	93,000	6,104
CBL & Associates Properties, Inc. (ö)	137,200	3,069
Colonial Properties Trust (ö)	152,755	3,304
CommonWealth REIT (ö)	165,074	2,263
Coresite Realty Corp. Class A (ö)	13,800	314
Corporate Office Properties Trust (ö)	187,392	4,675
CubeSmart Class A (ö)	657,280	8,623
DCT Industrial Trust, Inc. (ö)	1,218,182	7,857
DDR Corp. (ö)	1,491,197	22,905
DiamondRock Hospitality Co. (ö)	320,500	2,718
Digital Realty Trust, Inc. (ö)	94,673	5,816
Duke Realty Corp. (ö)	459,576	6,655
DuPont Fabros Technology, Inc. (ö)	295,380	6,339
Education Realty Trust, Inc. Class A (ö)	208,444	2,195
Entertainment Properties Trust (ö)	104,300	4,636
Equity Lifestyle Properties, Inc. Class A (ö)	91,109	6,134
Equity Residential (ö)	613,818	35,239
Essex Property Trust, Inc. (ö)	99,158	14,874
Extra Space Storage, Inc. (ö)	265,469	9,156
Federal Realty Investment Trust (ö)	114,151	12,309
First Potomac Realty Trust (ö)	245,300	2,921
Forest City Enterprises, Inc. Class A (Æ)	419,250	6,729
General Growth Properties, Inc. (ö)	797,424	15,677
HCP, Inc. (ö)	575,873	25,511
Health Care REIT, Inc. (ö)	326,203	19,386
Healthcare Realty Trust, Inc. (ö)	130,337	3,062
Hersha Hospitality Trust Class A(ö)	553,552	2,530
Home Properties, Inc. (ö)	44,467	2,703
Host Hotels & Resorts, Inc. (ö)	1,608,103	23,253
Hudson Pacific Properties, Inc. (ö)	87,200	1,654
Hyatt Hotels Corp. Class A (Æ)	131,387	4,796
Kilroy Realty Corp. (ö)	312,356	13,872

514	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

Kimco Realty Corp. (ö)	338,432		6,606
Kite Realty Group Trust (ö)	50,417		276
Liberty Property Trust (ö)	143,600		5,043
Macerich Co. (The) (ö)	373,666		21,299
Mack-Cali Realty Corp. (ö)	129,537		3,367
Mid-America Apartment Communities, Inc. (ö)	34,863		2,256
National Retail Properties, Inc. (Ñ)(ö)	89,000		2,820
Omega Healthcare Investors, Inc. (Ñ)(ö)	205,500		4,714
Pebblebrook Hotel Trust (ö)	201,903		4,284
Piedmont Office Realty Trust, Inc. Class A (ö)	238,737		4,250
Post Properties, Inc. (ö)	70,100		3,422
Prologis, Inc. (ö)	1,044,037		35,800
Public Storage (ö)	168,684		23,385
Regency Centers Corp. (ö)	273,736		13,145
Retail Opportunity Investments Corp. (Ñ)(ö)	402,910		5,101
Retail Properties of America, Inc. Class A (ö)	141,300		1,729
RLJ Lodging Trust (ö)	153,000		2,726
Select Income REIT (ö)	37,600		929
Senior Housing Properties Trust (ö)	4,752		104
Simon Property Group, Inc. (ö)	570,687		86,864
SL Green Realty Corp. (ö)	124,831		9,400
Sovran Self Storage, Inc. (ö)	24,003		1,387
Starwood Hotels & Resorts Worldwide, Inc. (ö)	79,185		4,106
Strategic Hotels & Resorts, Inc. (Æ)(ö)	402,741		2,211
UDR, Inc. (ö)	625,308		15,176
Ventas, Inc. (ö)	553,497		35,020
Vornado Realty Trust (ö)	376,526		30,201
Weyerhaeuser Co. (ö)	88,200		2,442

			721,321

Total Common Stocks (cost $1,249,141)			1,602,493

Short-Term Investments - 1.8%
United States - 1.8%
Russell U.S. Cash Management Fund	29,376,071	(¥)	29,376

Total Short-Term Investments (cost $29,376)			29,376

Other Securities - 1.9%
Russell U.S. Cash Collateral Fund(X)	31,106,017	(¥)	31,106

Total Other Securities (cost $31,106)			31,106

Total Investments - 101.7% (identified cost $1,309,623)			1,662,975
Other Assets and Liabilities, Net - (1.7%)			(27,488)

Net Assets - 100.0%			1,635,487

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund	515

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts and cost per unit amounts)

Restricted Securities

% of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Fair Value (000) $

0.0%
BGP Holdings PLC	08/06/09	4,619,419	—	—	—

					—

For a description of restricted securities see note 9 in the Notes to Financial Statements.

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
ASX SPI 200 Index Futures (Australia)	21	AUD	2,364	12/12	53
FTSE EPRA Europe Index Futures (France)	224	EUR	3,255	12/12	126
Hang Seng Index Futures (Hong Kong)	24	HKD	26,009	11/12	21
S&P TSE 60 Index Futures (Canada)	13	CAD	1,846	12/12	25
SGX MSCI Singapore Index Futures	26	SGD	1,790	11/12	(6)
TOPIX Index Futures (Japan)	31	JPY	229,710	12/12	29

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					248

See accompanying notes which are an integral part of the financial statements.

516	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Citibank	EUR	100	USD	131	12/19/12	1
Commonwealth Bank of Australia	USD	657	AUD	638	12/19/12	3
Commonwealth Bank of Australia	USD	475	CAD	465	12/19/12	(10)
Commonwealth Bank of Australia	USD	1,021	EUR	797	12/19/12	12
Commonwealth Bank of Australia	USD	841	HKD	6,520	12/19/12	1
Commonwealth Bank of Australia	USD	840	JPY	65,490	12/19/12	(19)
Commonwealth Bank of Australia	USD	383	SGD	473	12/19/12	5
HSBC Bank PLC	USD	657	AUD	638	12/19/12	3
HSBC Bank PLC	USD	475	CAD	465	12/19/12	(10)
HSBC Bank PLC	USD	1,021	EUR	797	12/19/12	13
HSBC Bank PLC	USD	841	HKD	6,520	12/19/12	1
HSBC Bank PLC	USD	840	JPY	65,490	12/19/12	(19)
HSBC Bank PLC	USD	383	SGD	473	12/19/12	5
JPMorgan Chase Bank	USD	102	AUD	100	12/19/12	2
JPMorgan Chase Bank	USD	656	AUD	638	12/19/12	3
JPMorgan Chase Bank	USD	102	CAD	100	12/19/12	(2)
JPMorgan Chase Bank	USD	475	CAD	465	12/19/12	(10)
JPMorgan Chase Bank	USD	245	EUR	190	12/19/12	2
JPMorgan Chase Bank	USD	259	EUR	200	12/19/12	—
JPMorgan Chase Bank	USD	1,021	EUR	797	12/19/12	12
JPMorgan Chase Bank	USD	258	HKD	2,000	12/19/12	—
JPMorgan Chase Bank	USD	841	HKD	6,520	12/19/12	1
JPMorgan Chase Bank	USD	255	JPY	20,000	12/19/12	(5)
JPMorgan Chase Bank	USD	840	JPY	65,490	12/19/12	(19)
JPMorgan Chase Bank	USD	82	SGD	100	12/19/12	—
JPMorgan Chase Bank	USD	383	SGD	473	12/19/12	5
JPMorgan Chase Bank	AUD	100	USD	101	12/19/12	(2)
JPMorgan Chase Bank	CAD	200	USD	204	12/19/12	4
JPMorgan Chase Bank	EUR	400	USD	519	12/19/12	1
JPMorgan Chase Bank	HKD	2,000	USD	258	12/19/12	—
Royal Bank of Canada	USD	657	AUD	638	12/19/12	3
Royal Bank of Canada	USD	475	CAD	465	12/19/12	(10)
Royal Bank of Canada	USD	1,021	EUR	797	12/19/12	12
Royal Bank of Canada	USD	841	HKD	6,520	12/19/12	1
Royal Bank of Canada	USD	840	JPY	65,490	12/19/12	(19)
Royal Bank of Canada	USD	383	SGD	473	12/19/12	5
State Street Bank & Trust Co.	USD	121	AUD	117	11/01/12	1
State Street Bank & Trust Co.	USD	147	AUD	142	11/02/12	—
State Street Bank & Trust Co.	USD	108	AUD	104	11/05/12	—
State Street Bank & Trust Co.	USD	206	AUD	200	12/19/12	1
State Street Bank & Trust Co.	USD	657	AUD	638	12/19/12	3
State Street Bank & Trust Co.	USD	202	CAD	200	12/19/12	(2)
State Street Bank & Trust Co.	USD	475	CAD	465	12/19/12	(10)
State Street Bank & Trust Co.	USD	514	EUR	400	12/19/12	4
State Street Bank & Trust Co.	USD	1,021	EUR	797	12/19/12	12
State Street Bank & Trust Co.	USD	84	HKD	648	11/01/12	—
State Street Bank & Trust Co.	USD	281	HKD	2,181	11/01/12	—
State Street Bank & Trust Co.	USD	75	HKD	585	11/02/12	—
State Street Bank & Trust Co.	USD	290	HKD	2,250	11/02/12	—
State Street Bank & Trust Co.	USD	258	HKD	2,000	12/19/12	—
State Street Bank & Trust Co.	USD	387	HKD	3,000	12/19/12	—
State Street Bank & Trust Co.	USD	841	HKD	6,520	12/19/12	—
State Street Bank & Trust Co.	USD	61	JPY	4,886	11/05/12	—

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund	517

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	USD	77	JPY	6,127	11/05/12	—
State Street Bank & Trust Co.	USD	382	JPY	30,000	12/19/12	(6)
State Street Bank & Trust Co.	USD	840	JPY	65,490	12/19/12	(19)
State Street Bank & Trust Co.	USD	85	SGD	104	11/01/12	—
State Street Bank & Trust Co.	USD	289	SGD	352	11/01/12	—
State Street Bank & Trust Co.	USD	302	SGD	368	11/01/12	—
State Street Bank & Trust Co.	USD	544	SGD	665	11/01/12	1
State Street Bank & Trust Co.	USD	248	SGD	302	11/02/12	—
State Street Bank & Trust Co.	USD	301	SGD	367	11/02/12	—
State Street Bank & Trust Co.	USD	215	SGD	262	11/05/12	—
State Street Bank & Trust Co.	USD	163	SGD	200	12/19/12	1
State Street Bank & Trust Co.	USD	383	SGD	473	12/19/12	5
State Street Bank & Trust Co.	AUD	145	SGD	182	11/01/12	(1)
State Street Bank & Trust Co.	AUD	94	SGD	119	11/02/12	—
State Street Bank & Trust Co.	AUD	1,284	SGD	1,623	11/02/12	(3)
State Street Bank & Trust Co.	AUD	100	USD	103	12/19/12	—
State Street Bank & Trust Co.	AUD	200	USD	206	12/19/12	—
State Street Bank & Trust Co.	AUD	200	USD	203	12/19/12	(4)
State Street Bank & Trust Co.	AUD	200	USD	206	12/19/12	(1)
State Street Bank & Trust Co.	AUD	200	USD	207	12/19/12	—
State Street Bank & Trust Co.	AUD	300	USD	311	12/19/12	1
State Street Bank & Trust Co.	AUD	400	USD	411	12/19/12	(3)
State Street Bank & Trust Co.	CAD	100	USD	101	12/19/12	1
State Street Bank & Trust Co.	CAD	100	USD	102	12/19/12	2
State Street Bank & Trust Co.	CAD	100	USD	102	12/19/12	2
State Street Bank & Trust Co.	CAD	100	USD	100	12/19/12	—
State Street Bank & Trust Co.	CAD	200	USD	201	12/19/12	1
State Street Bank & Trust Co.	CAD	200	USD	204	12/19/12	4
State Street Bank & Trust Co.	CAD	200	USD	201	12/19/12	1
State Street Bank & Trust Co.	EUR	3	GBP	2	11/05/12	—
State Street Bank & Trust Co.	EUR	200	USD	261	12/19/12	1
State Street Bank & Trust Co.	EUR	200	USD	261	12/19/12	2
State Street Bank & Trust Co.	EUR	200	USD	258	12/19/12	(2)
State Street Bank & Trust Co.	EUR	300	USD	389	12/19/12	—
State Street Bank & Trust Co.	EUR	300	USD	389	12/19/12	—
State Street Bank & Trust Co.	EUR	400	USD	522	12/19/12	4
State Street Bank & Trust Co.	EUR	500	USD	650	12/19/12	1
State Street Bank & Trust Co.	GBP	121	EUR	150	11/01/12	(1)
State Street Bank & Trust Co.	HKD	373	USD	48	11/01/12	—
State Street Bank & Trust Co.	HKD	454	USD	59	11/01/12	—
State Street Bank & Trust Co.	HKD	611	USD	79	11/01/12	—
State Street Bank & Trust Co.	HKD	403	USD	52	11/02/12	—
State Street Bank & Trust Co.	HKD	548	USD	71	11/02/12	—
State Street Bank & Trust Co.	HKD	1,000	USD	129	12/19/12	—
State Street Bank & Trust Co.	HKD	1,300	USD	168	12/19/12	—
State Street Bank & Trust Co.	HKD	2,000	USD	258	12/19/12	—
State Street Bank & Trust Co.	HKD	2,000	USD	258	12/19/12	—
State Street Bank & Trust Co.	HKD	2,000	USD	258	12/19/12	—
State Street Bank & Trust Co.	HKD	2,000	USD	258	12/19/12	—
State Street Bank & Trust Co.	HKD	3,000	USD	387	12/19/12	—
State Street Bank & Trust Co.	HKD	3,000	USD	387	12/19/12	—
State Street Bank & Trust Co.	HKD	4,000	USD	516	12/19/12	—
State Street Bank & Trust Co.	IDR	1,573,116	USD	163	11/01/12	—

See accompanying notes which are an integral part of the financial statements.

518	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	JPY	35,623	USD	446	11/05/12	—
State Street Bank & Trust Co.	JPY	8,000	USD	101	12/19/12	1
State Street Bank & Trust Co.	JPY	10,000	USD	129	12/19/12	3
State Street Bank & Trust Co.	JPY	12,000	USD	153	12/19/12	3
State Street Bank & Trust Co.	JPY	15,000	USD	188	12/19/12	—
State Street Bank & Trust Co.	JPY	15,000	USD	192	12/19/12	4
State Street Bank & Trust Co.	JPY	20,000	USD	249	12/19/12	(2)
State Street Bank & Trust Co.	JPY	20,000	USD	252	12/19/12	2
State Street Bank & Trust Co.	JPY	25,000	USD	320	12/19/12	7
State Street Bank & Trust Co.	JPY	30,000	USD	375	12/19/12	(1)
State Street Bank & Trust Co.	SGD	359	AUD	283	11/05/12	—
State Street Bank & Trust Co.	SGD	324	USD	265	11/01/12	—
State Street Bank & Trust Co.	SGD	247	USD	202	11/02/12	—
State Street Bank & Trust Co.	SGD	97	USD	79	11/05/12	—
State Street Bank & Trust Co.	SGD	100	USD	82	12/19/12	—
State Street Bank & Trust Co.	SGD	100	USD	82	12/19/12	—
State Street Bank & Trust Co.	SGD	200	USD	164	12/19/12	—
State Street Bank & Trust Co.	SGD	300	USD	246	12/19/12	—
State Street Bank & Trust Co.	SGD	400	USD	327	12/19/12	(1)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(18)

Index Swap Contracts
Fund Receives Underlying Security	Counterparty	Notional Amount		Terms	Termination Date	Fair Value $

iShares Dow Jones U.S. Real Estate Index Fund	Bank of America	USD	12,931	3 Month LIBOR minus 0.460%	08/31/13	(377)

Total Fair Value of Open Index Swap Contracts Premiums Paid (Received) - $— (å)						(377)

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund	519

Russell Investment Company

Russell Global Real Estate Securities Fund

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$142,651	$—	$—	$142,651	8 .7
Austria	1,677	—	—	1,677	0 .1
Brazil	3,163	—	—	3,163	0 .2
Canada	61,468	—	—	61,468	3 .8
China	2,099	—	—	2,099	0 .1
Finland	3,702	—	—	3,702	0 .2
France	62,724	—	—	62,724	3 .9
Germany	18,336	—	—	18,336	1 .1
Hong Kong	211,499	—	—	211,499	13 .0
Indonesia	141	—	—	141	—	*
Italy	927	—	—	927	0 .1
Japan	152,874	—	—	152,874	9 .3
Netherlands	13,700	—	—	13,700	0 .8
Norway	5,740	—	—	5,740	0 .4
Philippines	3,931	—	—	3,931	0 .2
Singapore	83,977	—	—	83,977	5 .1
Sweden	16,214	—	—	16,214	1 .0
Switzerland	8,296	—	—	8,296	0 .5
United Kingdom	88,053	—	—	88,053	5 .4
United States	721,321	—	—	721,321	44 .1
Short-Term Investments	—	29,376	—	29,376	1 .8
Other Securities	—	31,106	—	31,106	1 .9

Total Investments	1,602,493	60,482	—	1,662,975	101 .7

Other Assets and Liabilities, Net					(1 .7)

					100 .0

Other Financial Instruments
Futures Contracts	248	—	—	248	—	*
Foreign Currency Exchange Contracts	(1)	(17)	—	(18)	(—	)*
Index Swaps	—	(377)	—	(377)	(—	)*

Total Other Financial Instruments**	$247	$(394)	$—	$(147)

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

520	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Presentation of Portfolio Holdings, continued — October 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$163
Daily variation margin on futures contracts*	254	—

Total	$254	$163

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$6	$—
Unrealized depreciation on foreign currency exchange contracts	—	181
Index swap contracts, at fair value	377	—

Total	$383	$181

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$3,714	$—
Index swap contracts	4,265	—
Foreign currency-related transactions**	—	51

Total	$7,979	$51

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(743)	$—
Index swap contracts	(573)	—
Foreign currency-related transactions***	—	(321)

Total	$(1,316)	$(321)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
**	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund	521

Russell Investment Company

Russell Global Real Estate Securities Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$1,309,623
Investments, at fair value**, ***	1,662,975
Cash	53
Cash (restricted) (a)(b)	2,300
Foreign currency holdings*	6,052
Unrealized appreciation on foreign currency exchange contracts	163
Receivables:
Dividends and interest	1,862
Dividends from affiliated Russell funds	4
Investments sold	3,933
Fund shares sold	2,545
Foreign taxes recoverable	89
Daily variation margin on futures contracts	93
Prepaid expenses	6

Total assets	1,680,075

Liabilities
Payables:
Investments purchased	6,211
Fund shares redeemed	5,026
Accrued fees to affiliates	1,448
Other accrued expenses	238
Daily variation margin on futures contracts	1
Unrealized depreciation on foreign currency exchange contracts	181
Payable upon return of securities loaned	31,106
Index swap contracts, at fair value	377

Total liabilities	44,588

Net Assets	$1,635,487

See accompanying notes which are an integral part of the financial statements.

522	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Statement of Assets and Liabilities, continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$9,258
Accumulated net realized gain (loss)	(64,689)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	353,352
Futures contracts	248
Index swap contracts	(377)
Foreign currency-related transactions	(18)
Shares of beneficial interest	422
Additional paid-in capital	1,337,291

Net Assets	$1,635,487

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$38.18
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$40.51
Class A — Net assets	$27,866,922
Class A — Shares outstanding ($.01 par value)	729,933
Net asset value per share: Class C(#)	$37.34
Class C — Net assets	$42,261,934
Class C — Shares outstanding ($.01 par value)	1,131,910
Net asset value per share: Class E(#)	$38.20
Class E — Net assets	$36,250,588
Class E — Shares outstanding ($.01 par value)	948,945
Net asset value per share: Class S(#)	$38.78
Class S — Net assets	$1,174,847,797
Class S — Shares outstanding ($.01 par value)	30,297,432
Net asset value per share: Class Y(#)	$38.76
Class Y — Net assets	$354,259,760
Class Y — Shares outstanding ($.01 par value)	9,139,231
Amounts in thousands

* Foreign currency holdings - cost	$6,039
** Securities on loan included in investments	$29,850
*** Investments in affiliates, Russell U.S. Cash Management Fund and Russell U.S. Cash Collateral Fund	$60,482
(a) Cash Collateral for Futures	$2,000
(b) Cash Collateral for Swaps	$300

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund	523

Russell Investment Company

Russell Global Real Estate Securities Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Dividends	$51,504
Dividends from affiliated Russell funds	50
Interest	14
Securities lending income	953
Less foreign taxes withheld	(2,360)

Total investment income	50,161

Expenses
Advisory fees	12,733
Administrative fees	787
Custodian fees	555
Distribution fees - Class A	65
Distribution fees - Class C	312
Transfer agent fees - Class A	49
Transfer agent fees - Class C	78
Transfer agent fees - Class E	63
Transfer agent fees - Class S	2,098
Transfer agent fees - Class Y	16
Professional fees	101
Registration fees	118
Shareholder servicing fees - Class C	104
Shareholder servicing fees - Class E	85
Trustees’ fees	34
Printing fees	134
Miscellaneous	49

Expenses before reductions	17,381
Expense reductions	— **

Net expenses	17,381

Net investment income (loss)	32,780

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	49,294
Futures contracts	3,714
Index swap contracts	4,265
Foreign currency-related transactions	9

Net realized gain (loss)	57,282

Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	153,140
Futures contracts	(743)
Index swap contracts	(573)
Foreign currency-related transactions	(392)

Net change in unrealized appreciation (depreciation)	151,432

Net realized and unrealized gain (loss)	208,714

Net Increase (Decrease) in Net Assets from Operations	$241,494

**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

524	Russell Global Real Estate Securities Fund

Russell Investment Company

Russell Global Real Estate Securities Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$32,780	$28,634
Net realized gain (loss)	57,282	35,458
Net change in unrealized appreciation (depreciation)	151,432	(102,008)

Net increase (decrease) in net assets from operations	241,494	(37,916)

Distributions
From net investment income
Class A	(505)	(668)
Class C	(526)	(819)
Class E	(636)	(909)
Class S	(24,151)	(30,759)
Class Y	(8,524)	(11,135)

Net decrease in net assets from distributions	(34,342)	(44,290)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(159,013)	(17,111)
Fund Reimbursements	—	1,664

Total Net Increase (Decrease) in Net Assets	48,139	(97,653)

Net Assets
Beginning of period	1,587,348	1,685,001

End of period	$1,635,487	$1,587,348

Undistributed (overdistributed) net investment income included in net assets	$9,258	$(3,331)

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund	525

Russell Investment Company

Russell Global Real Estate Securities Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	116	$4,093	203	$7,250
Proceeds from reinvestment of distributions	13	482	18	627
Payments for shares redeemed	(166)	(5,808)	(179)	(6,155)

Net increase (decrease)	(37)	(1,233)	42	1,722

Class C
Proceeds from shares sold	102	3,571	134	4,666
Proceeds from reinvestment of distributions	14	492	22	747
Payments for shares redeemed	(300)	(10,330)	(380)	(13,158)

Net increase (decrease)	(184)	(6,267)	(224)	(7,745)

Class E
Proceeds from shares sold	230	8,189	363	12,776
Proceeds from reinvestment of distributions	17	615	25	855
Payments for shares redeemed	(346)	(12,066)	(432)	(14,945)

Net increase (decrease)	(99)	(3,262)	(44)	(1,314)

Class S
Proceeds from shares sold	6,864	245,429	9,153	327,329
Proceeds from reinvestment of distributions	618	22,924	816	28,633
Payments for shares redeemed	(9,714)	(346,507)	(10,096)	(357,202)

Net increase (decrease)	(2,232)	(78,154)	(127)	(1,240)

Class Y
Proceeds from shares sold	1,083	38,776	1,284	44,946
Proceeds from reinvestment of distributions	231	8,524	318	11,135
Payments for shares redeemed	(3,230)	(117,397)	(1,724)	(64,615)

Net increase (decrease)	(1,916)	(70,097)	(122)	(8,534)

Total increase (decrease)	(4,468)	$(159,013)	(475)	$(17,111)

See accompanying notes which are an integral part of the financial statements.

526	Russell Global Real Estate Securities Fund

(This page intentionally left blank)

Russell Investment Company

Russell Global Real Estate Securities Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Class A
October 31, 2012	33.52	.63	4.72	5.35	(.69)	—	—
October 31, 2011	35.24	.51	(1.38)	(.87)	(.81)	—	—
October 31, 2010	26.38	.90	8.78	9.68	(.82)	—	—
October 31, 2009	26.79	.76	(.44)	.32	(.73)	—	—
October 31, 2008	52.29	.88	(19.82)	(18.94)	(.86)	(5.64)	(.06)
Class C
October 31, 2012	32.83	.36	4.60	4.96	(.45)	—	—
October 31, 2011	34.52	.23	(1.34)	(1.11)	(.55)	—	—
October 31, 2010	25.85	.64	8.62	9.26	(.59)	—	—
October 31, 2009	26.30	.59	(.47)	.12	(.57)	—	—
October 31, 2008	51.42	.60	(19.49)	(18.89)	(.55)	(5.64)	(.04)
Class E
October 31, 2012	33.54	.63	4.72	5.35	(.69)	—	—
October 31, 2011	35.26	.50	(1.38)	(.88)	(.80)	—	—
October 31, 2010	26.38	.88	8.81	9.69	(.81)	—	—
October 31, 2009	26.84	.73	(.46)	.27	(.73)	—	—
October 31, 2008	52.36	.89	(19.87)	(18.98)	(.84)	(5.64)	(.06)
Class S
October 31, 2012	34.03	.73	4.79	5.52	(.77)	—	—
October 31, 2011	35.77	.60	(1.41)	(.81)	(.88)	—	—
October 31, 2010	26.76	.98	8.93	9.91	(.90)	—	—
October 31, 2009	27.19	.80	(.44)	.36	(.79)	—	—
October 31, 2008	52.94	1.02	(20.12)	(19.10)	(.94)	(5.64)	(.07)
Class Y
October 31, 2012	34.03	.81	4.77	5.58	(.85)	—	—
October 31, 2011	35.76	.67	(1.40)	(.73)	(.95)	—	—
October 31, 2010	26.75	1.04	8.92	9.96	(.95)	—	—
October 31, 2009	27.19	.86	(.48)	.38	(.82)	—	—
October 31, 2008(2)	38.52	(.32)	(10.79)	(11.11)	(.20)	—	(.02)

See accompanying notes which are an integral part of the financial statements.

528	Russell Global Real Estate Securities Fund

$ Distributions In Excess(i)	$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

—	(.69)	38.18	16.03	27,867	1.35	1.35	1.79	64
(.04)	(.85)	33.52	(2.51)	25,724	1.36	1.36	1.44	69
—	(.82)	35.24	37.23	25,564	1.34	1.34	2.83	141
—	(.73)	26.38	2.10	16,370	1.34	1.34	3.45	118
—	(6.56)	26.79	(39.97)	15,978	1.34	1.34	2.30	66

—	(.45)	37.34	15.17	42,262	2.10	2.10	1.05	64
(.03)	(.58)	32.83	(3.28)	43,207	2.11	2.11	.67	69
—	(.59)	34.52	36.24	53,155	2.09	2.09	2.08	141
—	(.57)	25.85	1.21	45,163	2.09	2.09	2.74	118
—	(6.23)	26.30	(40.42)	51,273	2.09	2.09	1.56	66

—	(.69)	38.20	16.01	36,250	1.35	1.35	1.79	64
(.04)	(.84)	33.54	(2.51)	35,132	1.36	1.36	1.43	69
—	(.81)	35.26	37.22	38,484	1.34	1.34	2.79	141
—	(.73)	26.38	1.95	36,262	1.34	1.34	3.32	118
—	(6.54)	26.84	(39.99)	32,758	1.34	1.34	2.29	66

—	(.77)	38.78	16.32	1,174,848	1.10	1.10	2.05	64
(.05)	(.93)	34.03	(2.28)	1,107,094	1.11	1.11	1.68	69
—	(.90)	35.77	37.58	1,168,039	1.09	1.09	3.08	141
—	(.79)	26.76	2.26	1,013,787	1.09	1.09	3.59	118
—	(6.65)	27.19	(39.83)	884,480	1.09	1.09	2.57	66

—	(.85)	38.76	16.53	354,260	.92	.92	2.26	64
(.05)	(1.00)	34.03	(2.10)	376,191	.93	.93	1.86	69
—	(.95)	35.76	37.83	399,759	.91	.91	3.28	141
—	(.82)	26.75	2.40	551,981	.91	.91	3.86	118
—	(.22)	27.19	(28.98)	470,552	1.01	1.01	(10.48)	66

See accompanying notes which are an integral part of the financial statements.

Russell Global Real Estate Securities Fund	529

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Russell Multi-Strategy Alternative Fund - Class A
Total Return
Inception *	(6.22)%

Russell Multi-Strategy Alternative Fund - Class C
Total Return
Inception *	(0.60)%

Russell Multi-Strategy Alternative Fund - Class E
Total Return
Inception *	(0.50)%

Russell Multi-Strategy Alternative Fund - Class S
Total Return
Inception *	(0.50)%

Russell Multi-Strategy Alternative Fund - Class Y
Total Return
Inception *	(0.40)%

Barclays Capital U.S. 1-3 Month Treasury Bill Index **
Total Return
Inception *	0.02%

HFRX Equal Weighted Strategies Index***
Total Return
Inception *	(0.30)%

530	Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Russell Multi-Strategy Alternative Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. As of October 31, 2012, the Fund had ten money managers.

What is the Fund’s investment objective?

The Fund seeks to achieve long term capital growth with low correlation to, and lower volatility than, global equity markets.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2011?

For the period of August 6, 2012 (inception of the Fund) through October 31, 2012, the Russell Multi-Strategy Alternative Fund Class A, Class C, Class E, Class S and Class Y Shares lost 0.50%, 0.60%, 0.50%, 0.50%, and 0.40%, respectively. This is compared to the Fund’s primary benchmark, the Barclays U.S. 1-3 Month Treasury Bill Index, which gained 0.02% during the same period. The Fund’s secondary benchmark, the HFRX Equal Weighted Strategies Index, lost 0.30% during the same period. The HFRX Equal Weighted Index is composed of hedge fund strategies that RIMCo believes are representative of the Fund’s investment strategies. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the period of August 6, 2012 (inception of the Fund) through October, 31, 2012, the Lipper® Absolute Return Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 0.53%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund was launched on August 6, 2012. This coincided with a series of central bank actions that stimulated investors to resume risk taking, including the European Central Bank’s decision to preserve the Euro, the reaffirmation of the Federal Reserve (the “Fed”) to keep rates low until the end of 2014, and the Fed’s announcement to provide a third round of quantitative easing.

The Fund launched with a defensive positioning and as a result had muted gains during the first weeks following its launch. However, periods of increased risk taking and rotation into more cyclical areas of the market in late August and September 2012 negatively impacted the Fund’s performance. Money managers whose investment strategies were utilized as a hedge to market declines, including managers that pursue volatility arbitrage, managed futures, and short-biased strategies, were penalized during this portion of the fiscal year, as these managers were positioned more defensively. The Fund, however, performed well in October 2012 as equity markets reverted and a more risk-averse environment took hold. Volatility arbitrage and short-biased strategies posted positive performance in October.

Fixed income market conditions led to modestly positive returns for the Fund over the period. The Fund’s exposure to event driven credit, global macro, and longer bias equity managers generated modestly positive returns.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The Fund includes managers that use a diverse range of alternative investment strategies and sub-strategies that are expected to have low correlation to each other. These include relative value, event driven, equity hedge and tactical trading strategies. Although RIMCo has assigned each money manager a specific benchmark other than the Fund’s index, money manager performance will be discussed relative to the Fund’s index.

Acorn Derivatives Management Corporation (“Acorn”) modestly underperformed the Fund’s benchmark from the Fund’s inception until the end of the fiscal year. Acorn manages a relative value options strategy focused on opportunistically trading volatility. Acorn’s strategy seeks to achieve reasonable rates of consistent return over a market cycle through a combination of fundamental and technical research and active trading to simultaneously buy and sell combinations of S&P 500 Index options, which vary by exercise price but have nearly identical expiration dates. Acorn’s overall performance was negatively affected by periodic rallies in equities, offsetting gains made by actively trading volatility. Acorn struggled during sustained low volatility equity rallies throughout early August and September 2012, however their performance was within expectations given the market environment.

Amundi Investments USA, LLC (“Amundi”) was added to the Fund in September 2012 and underperformed the Fund’s benchmark for the portion of the fiscal year in which it was a money manager for the Fund. Amundi manages a global relative value options strategy focused on volatility. The portfolio’s directional long exposure to volatility was the primary driver of performance, as modest losses were caused by declining global volatility during the period. The geographical exposure of the portfolio, tilted overweight to the Nikkei 225 Index, which represents Japanese equities, and underweight to the Euro Stoxx 50 Index, which represents Eurozone equities, enabled Amundi to mitigate most of its losses as the decline in volatility was most pronounced in Europe.

First Eagle Investment Management, LLC (“First Eagle”) underperformed the Fund’s benchmark from the Fund’s inception until the end of the fiscal year. First Eagle manages a global merger arbitrage strategy focused on announced

Russell Multi-Strategy Alternative Fund	531

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

corporate transactions. First Eagle’s performance was positive and in line with RIMCo’s expectations until the second half of October, when several news announcements regarding specific transactions negatively impacted positions held by First Eagle.

Brigade Capital Management, LLC (“Brigade”) outperformed the Fund’s benchmark from the Fund’s inception until the end of the fiscal year. Brigade manages an event driven opportunistic credit strategy across a variety of credit instruments, including high-yield bonds, loans, and structured credit. Although the strategy is typically long-biased, it has a short credit component implemented primarily through credit default swap indices that reference U.S. and European high yield and investment grade bonds. Brigade’s performance was in-line with RIMCo’s expectations. The large majority of Brigade’s returns were earned from long positions in high-yield bonds and loans, which benefited from the positive performance of the high yield market.

Lazard Asset Management LLC (“Lazard”) outperformed the Fund’s benchmark from the Fund’s inception until the end of the fiscal year. Lazard manages a long/short Japanese equity strategy, which seeks to achieve long-term capital appreciation by investing long and short in a diversified portfolio of Japanese equities. Lazard benefited from both long and short positions, with particularly beneficial long positions in financials and consumer discretionary and particularly beneficial short positions in automobiles.

Omega Advisors, Inc. (“Omega”) outperformed the Fund’s benchmark from the Fund’s inception until the end of the fiscal year. Omega pursues a value based investing strategy driven by fundamental research and focused on large capitalization U.S. equities. Omega had strong performance over the period, benefiting partially from an advancing market, particularly in

August and early September. Omega’s long positions in technology, financial and consumer cyclical sectors led the gains.

Levin Capital Strategies, L.P. (“Levin”) was flat versus the Fund’s benchmark from the Fund’s inception until the end of the fiscal year. Levin manages a short bias U.S. equity strategy focused on large cap companies and may also invest in international equities. At times, the strategy will invest in long equity positions but only as a function of its short positions (long versus puts or long to offset a short) and Levin’s net exposure is expected to be short at all times. The largest contributor to Levin’s performance came from short positions in technology, healthcare and consumer goods, although these positions were largely offset by short positions in global oil.

Eaton Vance Management (“Eaton Vance”) was added to the Fund in September 2012 and outperformed the Fund’s benchmark for the portion of the fiscal year in which it was a money manager for the Fund. Eaton Vance manages a discretionary global macro strategy. Portfolio income from emerging and frontier market government bonds was a source of return stability while its diversified approach helped dampen losses.

Galtere N.A. and Galtere Ltd. (“Galtere”) outperformed the Fund’s benchmark from the Fund’s inception until the end of the fiscal year. Galtere’s investment strategy is discretionary macro investing, which seeks to capitalize on tactical or strategic top-down themes. Precious metals contributed positively to performance, while the agricultural commodities complex detracted from performance.

AQR Capital Management, LLC (“AQR”) began trading in early September 2012 and underperformed the Fund’s benchmark for the fiscal year. AQR’s managed futures strategy was marginally down in fixed income, flat in currencies and marginally up in equities. AQR’s risk parity strategy was slightly down over the period, as negative results within the commodities component of the inflation sensitive theme outweighed slightly positive returns within the equity and nominal interest rate themes.

2100 Xenon Group, LLC (“Xenon”) underperformed the Fund’s benchmark from the Fund’s inception until the end of the fiscal year. Xenon employs a managed futures strategy using both trend-following and econometric models to seek to achieve its objectives. Xenon’s trend-following strategy struggled over the period due to uncertainty over the election, the fiscal cliff and the path of economic growth.

Describe any changes to the Fund’s structure or the money manager line-up.

The Fund was launched on August 6, 2012. In September 2012, Amundi Investments USA, LLC and Eaton Vance Management were added to the Fund.

Money Managers as of October 31, 2012	Strategies
AQR Capital Management , LLC	Tactical Trading
Amundi Investments USA, LLC	Relative Value
Brigade Capital Management, LLC	Event Driven
Eaton Vance Management	Tactical Trading
Lazard Asset Management, LLC	Equity Hedge
Levin Capital Strategies, L.P.	Equity Hedge
Omega Advisors	Equity Hedge
Xenon Group LLC	Tactical Trading
Galtere Ltd. and Galtera, N.A.	Tactical Trading
Acorn Derivatives Management Corp	Relative Value

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

532	Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

*	The Fund first issued class A, C, E, S and Y Shares on August 6, 2012.

**	The Barclays Capital 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

***	The HFRX Equal Weighted Strategies Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The HFRX Equal Weighted Strategies Index applies an equal weight to all constituent strategy indices.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Multi-Strategy Alternative Fund	533

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from August 7, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
August 7, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$995.00	$1,013.12
Expenses Paid During Period*	$5.60	$12.09

*	Expenses are equal to the Fund's annualized expense ratio of 2.39% (representing the 86-day period annualized), multiplied by the average account value over the period, multiplied by 86/366 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher. Hypothetical expenses are equal to the Fund's annualized expense ratio of 2.39% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
August 7, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$994.00	$1,009.45
Expenses Paid During Period*	$7.31	$15.76

*	Expenses are equal to the Fund's annualized expense ratio of 3.12% (representing the 86-day period annualized), multiplied by the average account value over the period, multiplied by 86/366 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher. Hypothetical expenses are equal to the Fund's annualized expense ratio of 3.12% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
August 7, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$995.00	$1012.92
Expenses Paid During Period*	$5.70	$12.30

*	Expenses are equal to the Fund's annualized expense ratio of 2.43% (representing the 86-day period annualized), multiplied by the average account value over the period, multiplied by 86/366 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher. Hypothetical expenses are equal to the Fund's annualized expense ratio of 2.43% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

534	Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
August 7, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$995.00	$1,014.33
Expenses Paid During Period*	$5.04	$10.89

*	Expenses are equal to the Fund's annualized expense ratio of 2.15% (representing the 86-day period annualized), multiplied by the average account value over the period, multiplied by 86/366 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher. Hypothetical expenses are equal to the Fund's annualized expense ratio of 2.15% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class Y	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
August 7, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$996.00	$1015.28
Expenses Paid During Period*	$4.60	$9.93

*	Expenses are equal to the Fund's annualized expense ratio of 1.96% (representing the 86-day period annualized), multiplied by the average account value over the period, multiplied by 86/366 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher. Hypothetical expenses are equal to the Fund's annualized expense ratio of 1.96% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Russell Multi-Strategy Alternative Fund	535

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Long-Term Investments - 15.5%
Corporate Bonds and Notes - 5.8%
Alcatel-Lucent USA, Inc. 6.500% due 01/15/28	310	195
Aurora Diagnostics Holdings / Aurora Diagnostics Financing, Inc. 10.750% due 01/15/18	845	853
Biomet, Inc. 6.500% due 08/01/20 (Þ)	440	454
Bristow Group, Inc. 6.250% due 10/15/22	1,015	1,062
Burlington Coat Factory Warehouse Corp. 10.000% due 02/15/19	242	267
Caesars Entertainment Operating Co., Inc. 8.500% due 02/15/20 (Þ)	685	673
CDRT Holding Corp. 9.250% due 10/01/17 (Þ)	1,040	998
Cemex Finance LLC 9.375% due 10/12/22 (Þ)	200	209
Chester Downs & Marina LLC 9.250% due 02/01/20 (Þ)	350	348
Dave & Buster's Entertainment, Inc. Zero coupon due 02/15/16 (Þ)	400	296
DJO Finance LLC / DJO Finance Corp. 8.750% due 03/15/18 (Þ)	895	955
9.875% due 04/15/18 (Þ)	590	578
Edgen Murray Corp. 8.750% due 11/01/20 (Þ)	890	883
Eldorado Resorts LLC / Eldorado Capital Corp. 8.625% due 06/15/19 (Þ)	740	718
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 6.875% due 08/15/17 (Þ)	300	304
11.000% due 10/01/21 (Þ)	320	302
11.750% due 03/01/22 (Þ)	625	611
EPL Oil & Gas, Inc. 8.250% due 02/15/18 (Þ)	520	515
Foresight Energy LLC / Foresight Energy Corp. 9.625% due 08/15/17 (Þ)	940	971
Forest Oil Corp. 7.250% due 06/15/19	1,370	1,391
7.500% due 09/15/20 (Þ)	140	143
Gray Television, Inc. 7.500% due 10/01/20 (Þ)	980	968
Halcon Resources Corp. 8.875% due 05/15/21 (Þ)	560	568
Hercules Offshore, Inc. 10.250% due 04/01/19 (Þ)	680	712
Hexion US Finance Corp. / Hexion
Nova Scotia Finance ULC 8.875% due 02/01/18	650	657
Hiland Partners, LP / Hiland Partners Finance Corp. 7.250% due 10/01/20 (Þ)	405	421
Homer City Funding LLC 8.137% due 10/01/19 (Ø)(Æ)	1,032	1,131

	Principal Amount ($) or Shares	Fair Value $
Hub International, Ltd. 8.125% due 10/15/18 (Þ)	680	699
Immucor, Inc. 11.125% due 08/15/19	610	677
Inc Research, LLC 11.500% due 07/15/19 (Þ)	1,085	1,090
Kindred Healthcare, Inc. 8.250% due 06/01/19	770	755
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 7.375% due 10/01/17 (Þ)	170	172
Lantheus Medical Imaging, Inc. 9.750% due 05/15/17	520	480
Liberty Interactive LLC 3.750% due 02/15/30	1,465	916
Logan's Roadhouse, Inc. 10.750% due 10/15/17	695	646
Lucent Technologies, Inc. 6.000% due 03/15/29	310	198
Midstates Petroleum Co., Inc. / Midstates Petroleum Co LLC 10.750% due 10/01/20 (Þ)	855	906
Mohegan Tribal Gaming Authority 11.500% due 11/01/17 (Þ)	320	340
11.000% due 09/15/18 (Þ)	420	311
Monitronics International, Inc. 9.125% due 04/01/20	825	862
MTR Gaming Group, Inc. 11.500% due 08/01/19	1,400	1,463
Nationstar Mortgage LLC / Nationstar Capital Corp. 7.875% due 10/01/20 (Þ)	815	839
Niska Gas Storage US LLC / Niska Gas Storage Canada ULC 8.875% due 03/15/18	660	685
Nuveen Investments, Inc. 9.500% due 10/15/20 (Þ)	675	680
Plains Exploration & Production Co. 6.625% due 05/01/21	90	90
6.750% due 02/01/22	780	784
PNC Preferred Funding Trust II 1.611% due 12/31/49 (Ę)(ƒ )(Þ)	1,700	1,445
Radio Systems Corp.
8.375% due 11/01/19 (Þ)	570	581
Range Resources Corp. 5.000% due 08/15/22	655	684
RBS Capital Trust I 4.709% due 12/29/49 (ƒ )	490	336
RBS Capital Trust III 5.512% due 09/29/49 (ƒ )	55	38
Rite Aid Corp. 9.250% due 03/15/20	1,130	1,156
8.000% due 08/15/20	905	1,040
7.700% due 02/15/27	535	441
Ryerson, Inc. / Joseph T Ryerson & Son, Inc. 9.000% due 10/15/17 (Þ)	1,545	1,576
Sabine Pass LNG, LP 7.500% due 11/30/16	2,090	2,283

536	Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Seneca Gaming Corp. 8.250% due 12/01/18 (Þ)	105	111
Sugarhouse HSP Gaming Prop Mezz, LP / Sugarhouse HSP Gaming Finance Corp. 8.625% due 04/15/16 (Þ)	480	514
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.000% due 08/15/19 (Þ)	390	395
Tronox Finance LLC 6.375% due 08/15/20 (Þ)	620	618
USB Realty Corp. 1.487% due 12/29/49 (Ê)(ƒ)(Þ)	1,600	1,354

		42,348

International Debt - 1.9%
Air Canada 9.250% due 08/01/15 (Þ)	780	811
Alm Loan Funding Series 2012-7A Class C 4.860% due 10/19/24 (Ê)(Þ)	745	710
Benefit Street Partners CLO, Ltd. Series 2012-IA Class C 4.899% due 10/15/23 (Ê)(Þ)	535	494
BlueMountain CLO, Ltd. Series 2012-2A Class D 4.425% due 11/20/24 (Ê)(Þ)	520	489
Bluewater Holding BV 3.330% due 07/17/14 (Ê)(Þ)	300	278
Carlyle Global Market Strategies Series 2012-3A Class C 5.143% due 10/04/24 (Ê)(Þ)	745	727
Cemex Finance LLC 9.625% due 12/14/17 (Þ)	406	560
Dryden XXIV Senior Loan Fund Series 2012-24A Class D 5.117% due 11/15/23 (Ê)(Þ)	480	465
Floatel International, Ltd. 8.000% due 10/11/17	800	800
Global Investments Group Finance, Ltd. 11.000% due 09/24/17	600	590
HBOS Capital Funding No2, LP 6.071% due 06/29/49 (ƒ)(Þ)	1,035	846
IAMGOLD Corp. 6.750% due 10/01/20 (Þ)	990	988
Jamestown CLO I, Ltd. Series 2012-1A Class C 4.825% due 11/05/24 (Ê)(Þ)	700	627
Marine Park CLO, Ltd. Series 2012-1A Class C 5.033% due 05/18/23 (Ê)(Þ)	335	327
Oak Hill Credit Partners Series 2012-7A Class D 6.819% due 11/20/23 (Ê)(Þ)	330	309
Ocean Rig UDW, Inc. 9.500% due 04/27/16 (Þ)	1,300	1,333
OCP CLO, Ltd. 4.617% due 11/22/23	235	222

	Principal Amount ($) or Shares	Fair Value $
OZLM Funding, Ltd. Series 2012-2A Class C 4.663% due 10/30/23 (Ê)(Þ)	495	456
Slovenia Government International Bond 5.500% due 10/26/22 (Þ)	262	262
Sri Lanka Government International Bond 5.875% due 07/25/22 (Þ)	355	389
Telecom Italia Capital SA 6.000% due 09/30/34	470	442
UBS AG 7.625% due 08/17/22	250	270
Venezuela Government International Bond 9.250% due 05/07/28	550	485
Venture CDO, Ltd. Series 2012-11A Class D 5.069% due 11/14/22 (Ê)(Þ)	500	478
Viking Cruises, Ltd. 8.500% due 10/15/22 (Þ)	880	909

		14,267

Loan Agreements - 2.7%
Alliance HealthCare Services, Inc. Zero coupon due 06/01/16 (Ê)	365	355
Astoria Generating Co. Zero coupon due 10/26/17	1,250	1,200
Caesars Entertainment Operating Co., Inc. 3.294% due 01/28/15 (Ê)	720	698
DJO Finance LLC / DJO Finance Corp. Zero coupon due 09/15/17 (Ê)	540	542
Dynegy Midwest Generation LLC Term Loan 9.250% due 08/05/16	1,687	1,753
Essential Power LLC Term Loan B 5.500% due 08/08/19	525	525
Everest Acquisition LLC Term Loan B1 5.000% due 04/24/18	525	528
Fairway Group Acquisition Co. Term Loan 8.250% due 08/17/18 (Ê)	700	704
Fly Leasing, Ltd. Term Loan B 6.750% due 08/09/18 (Ê)	700	702
Graton Economic Development Authority Term Loan B 9.000% due 08/01/18	1,480	1,511
Mohegan Tribal Gaming Authority Term Loan B Zero coupon due 03/31/15 (Ê)	1,995	1,955
Mount Airy Lodge LLC 1st Lien Term Loan Zero coupon due 04/01/18	545	553
Navistar International Corp. Term Loan B 7.000% due 08/17/17 (Ê)	600	602
Panda Sherman Power LLC Term Loan 9.000% due 09/13/18	675	680
Regent Seven Seas Cruises, Inc. Term Loan B 6.250% due 12/21/18 (Ê)	700	710
Springleaf Financial Funding Co. Term Loan Zero coupon due 05/10/17 (Ê)	905	892
Summit Materials LLC Term Loan B Zero coupon due 01/25/19	510	513

Russell Multi-Strategy Alternative Fund	537

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Fair Value $

SUPERVALU, Inc. Term Loan B 8.000% due 06/27/19		1,233	1,241
Tallgrass Energy Partners, LP Term Loan Zero coupon due 10/25/18		610	610
Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.719% due 10/10/14 (Ê)		695	471
4.730% due 10/10/17 (Ê)		2,070	1,332
Walter Investment Management Corp.1st Lien Term Loan 7.750% due 06/30/16 (Ê)		761	765
Wilton Brands LLC Term Loan 7.500% due 08/30/18		1,000	1,010

			19,852

Municipal Bonds - 0.5%
Buckeye Tobacco Settlement Financing Authority Revenue Bonds 5.875% due 06/01/47		575	492
County of Jefferson Alabama Sewer Revenue Revenue Bonds 0.644% due 02/01/42 (µ)(Ê)		1,450	1,073
Golden State Tobacco Securitization Corp. Revenue Bonds 5.125% due 06/01/47		885	713
Tobacco Settlement Financing Corp. Revenue Bonds 5.000% due 06/01/41		1,650	1,436

			3,714

Non-US Bonds - 3.1%
Bundesrepublik Deutschland Series 03 4.750% due 07/04/34	EUR	600	1,115
Deutsche Bundesrepublik Inflation Linked Bond Series I/L 1.500% due 04/15/16	EUR	1,483	2,092
1.750% due 04/15/20	EUR	1,290	1,965
Enel SpA 5.750% due 06/22/37	GBP	405	584
France Government Bond OAT Series OAT 1.600% due 07/25/15	EUR	1,878	2,629
1.100% due 07/25/22	EUR	1,065	1,491
LBG Capital No.2 PLC Series 18 6.385% due 05/12/20	EUR	315	382
Mexican Bonos Series M 7.000% due 06/19/14	MXN	30,250	2,384
New Zealand Government Bond Series 423 5.500% due 04/15/23	NZD	2,600	2,508
Philippine Government International Bond 6.250% due 01/14/36	PHP	24,000	681
Republic of Albania 7.500% due 11/04/15	EUR	540	712

	Principal Amount ($) or Shares		Fair Value $
Republic of Cyprus 4.375% due 07/15/14	EUR	230	248
4.625% due 02/03/20	EUR	290	243
Slovenia Government Bond Series RS67 4.125% due 01/26/20	EUR	50	60
Series RS69 4.375% due 01/18/21	EUR	370	439
Telefonica Emisiones SAU 5.445% due 10/08/29	GBP	400	590
Tokyo Electric Power Co., Inc. Series 564 2.366% due 05/28/40	JPY	45,000	372
Turkey Government Bond Series CPI 3.000% due 07/21/21	TRY	1,805	1,099
United Kingdom Gilt Inflation Linked Series 3MO 1.875% due 11/22/22	GBP	1,536	3,140

			22,734

United States Government Treasuries - 1.5%
United States Treasury Inflation Indexed Bonds 2.375% due 01/15/17		1,142	1,332
0.125% due 04/15/17		2,332	2,502
2.625% due 07/15/17		1,000	1,201
1.625% due 01/15/18		990	1,152
0.125% due 01/15/22		4,173	4,564

			10,751

Total Long-Term Investments (cost $114,024)			113,666

Common Stocks - 20.3%
Consumer Discretionary - 3.1%
Best Buy Co., Inc.		46,499	707
Buffalo Wild Wings, Inc. (Æ)		9,531	724
Cie Generale des Etablissements Michelin Class B		2,000	172
Consolidated Media Holdings, Ltd.		604,781	2,153
Daiwa House Industry Co., Ltd. (Û)		103,000	1,560
DISH Network Corp. Class A		57,000	2,031
Dollar Thrifty Automotive Group, Inc. (Æ)		17,531	1,350
Echo Entertainment Group, Ltd.		59,370	216
Family Dollar Stores, Inc.		9,900	653
Fraser and Neave, Ltd.		510,991	3,837
Gannett Co., Inc.		48,800	825
Goals Soccer Centres PLC		600,000	1,177
Kyocera Corp.		11,300	992
Las Vegas Sands Corp.		10,000	464
LBi International NV (Æ)		84,553	313
LifeLock, Inc. (Æ)		51,525	374
Makita Corp.		12,700	502
Mitsubishi Corp.		39,900	712
Sirius XM Radio, Inc. (Æ)		700,500	1,961
Sportingbet PLC		518,221	447
Steinway Musical Instruments, Inc. (Æ)		7,353	178

538	Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

TiVo, Inc. (Æ)	25,050	254
Toshiba Corp.	229,000	849

		22,451

Consumer Staples - 0.1%
Graincorp Limited Class A	43,776	558
Physicians Formula Holdings, Inc. (Æ)	58,390	286
WhiteWave Foods Co. Class A (Æ)	5,308	87

		931

Energy - 1.5%
BP Prudhoe Bay Royalty Trust	205	17
Denbury Resources, Inc. (Æ)	39,700	608
Discovery Offshore SA (Æ)	206,719	415
Halliburton Co.	45,700	1,476
JX Holdings, Inc. (Û)	224,500	1,195
Kinder Morgan, Inc.	56,000	1,944
McDermott International, Inc. (Æ)	5,800	62
McMoRan Exploration Co. (Æ)	129,700	1,547
Range Resources Corp.	2,200	144
SD Standard Drilling PLC (Æ)	100,322	141
ShawCor, Ltd. Class A	10,891	485
Talison Lithium, Ltd.	109,567	705
Total SA	550	28
Transocean, Ltd.	37,800	1,727
WPX Energy, Inc. (Æ)	25,200	427

		10,921

Financial Services - 4.9%
AIA Group, Ltd.	79,600	315
American International Group, Inc. (Æ)	97,000	3,388
Berkshire Hathaway, Inc. Class B (Æ)	3,961	342
Capital One Financial Corp.	12,200	734
Chubb Corp. (The)	4,800	370
Citigroup, Inc.	4,800	179
ClearView Wealth, Ltd.	310,323	177
Deutsche Euroshop AG	2,017	82
Deutsche Wohnen AG	4,381	80
E*Trade Financial Corp. (Æ)	99,200	829
First California Financial Group, Inc. (Æ)	75,437	509
Flagstone Reinsurance Holdings SA (Û)	145,785	1,289
Fortress Investment Group LLC Class A	96,000	415
GAGFAH SA (Æ)	6,800	77
GSW Immobilien AG	2,004	82
Hudson City Bancorp, Inc. (Û)	404,558	3,433
Jafco Co., Ltd.	66,800	1,516
Japan Retail Fund Investment Corp. Class REIT (ö)(Û)	1,260	2,297
JPMorgan Chase & Co.	3,800	158
KKR & Co., LP	19,700	297
MetLife, Inc.	34,000	1,207
Mizuho Financial Group, Inc. (Û)	1,442,400	2,259
Nomura Holdings, Inc.	382,100	1,379
NYSE Euronext	27,600	683
ORIX Corp. (Û)	17,960	1,845

	Principal Amount ($) or Shares	Fair Value $
SeaBright Holdings, Inc. (Û)	101,994	1,119
SLM Corp.	147,900	2,600
Sumitomo Mitsui Trust Holdings, Inc. (Û)	665,000	2,016
Tetragon Financial Group, Ltd.	75,200	688
Tokyo Tatemono Co., Ltd.	239,000	982
Tokyu Land Corp. (Û)	338,000	1,897
Validus Holdings, Ltd.	23,600	845
Wells Fargo & Co.	10,000	337
Western Union Co. (The)	42,900	545
XL Group PLC Class A	39,000	965

		35,936

Health Care - 2.4%
AMERIGROUP Corp. Class A (Æ)(Û)	45,584	4,164
Boston Scientific Corp. (Æ)	161,600	831
Coventry Health Care, Inc. (Û)	109,702	4,787
Express Scripts Holding Co. (Æ)	20,400	1,255
Given Imaging, Ltd. (Æ)	10,800	196
Humana, Inc.	22,000	1,634
LMA International NV	133,000	67
Mediware Information Systems (Æ)	6,727	148
Sanofi - ADR	311	27
Shimadzu Corp. (Û)	53,000	357
Sunrise Senior Living, Inc. (Æ)	135,284	1,947
UnitedHealth Group, Inc.	23,400	1,310
WellPoint, Inc.	16,700	1,023

		17,746

Materials and Processing - 1.6%
Aegis Group plc (Æ)	470,083	1,784
Arrium, Ltd.	195,623	159
Asahi Glass Co., Ltd.	147,000	998
Asahi Kasei Corp.	143,000	786
AUGUSTA Technologie AG	15,516	464
Galway Resources, Ltd. (Æ)(Þ)	36,501	81
Groupe Agta Record	1,098	41
Hitachi Chemical Co., Ltd.	56,800	801
LIXIL Group Corp. (Û)	100,000	2,211
Nippon Steel & Sumitomo Metal Corp.	333,000	734
Nitto Denko Corp. (Û)	24,600	1,116
Rinnai Corp. (Û)	18,400	1,256
TPC Group, Inc. (Æ)	16,773	754
Ube Industries, Ltd.	358,000	816

		12,001

Producer Durables - 1.9%
Ceradyne, Inc. (Û)	48,150	1,683
CFAO SA	35,859	1,730
Chicago Bridge & Iron Co. NV	555	21
FleetMatics Group PLC (Æ)	4,486	97
Komatsu, Ltd.	26,400	553
Ricoh Co., Ltd.	52,000	434
Rieber & Son AS	78,037	893
Robbins & Myers, Inc.	9,613	570
Schuler AG	41,894	919
Taisei Corp. (Û)	584,000	1,609

Russell Multi-Strategy Alternative Fund	539

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

TNT Express NV	271,397	2,859
Viterra, Inc.	148,839	2,346

		13,714

Technology - 2.5%
Amadeus IT Holding SA Class A	26,400	654
Ambarella, Inc. (Æ)	64,710	474
Apple, Inc.	2,800	1,666
Atmel Corp. (Æ)	64,100	299
Ctrip.com International, Ltd. - ADR (Æ)	23,000	460
Devgen (Æ)	109,631	2,258
Google, Inc. Class A (Æ)	2,300	1,564
Hitachi, Ltd. (Û)	227,000	1,203
Kenexa Corp. (Æ)	29,393	1,351
Motorola Solutions, Inc.	31,700	1,638
Nichicon Corp. (Û)	63,400	431
Nidec Corp. (Û)	19,700	1,402
Polycom, Inc. (Æ)	58,900	590
QUALCOMM, Inc.	30,200	1,769
Ruecker AG - ADR	16,170	341
Telenet Group Holding NV (Æ)	46,900	2,150

		18,250

Utilities - 2.3%
Atlas Energy, LP	40,200	1,387
Atlas Pipeline Partners, LP	16,500	584
Atlas Resource Partners, LP	10,400	259
Diamondback Energy, Inc. (Æ)	4,058	69
Linn Co. LLC	38,000	1,478
Linn Energy LLC	23,375	985
MetroPCS Communications, Inc. (Æ)	11,113	113
Nexen, Inc. (Û)	206,993	4,947
Progress Energy Resources Corp.	136,383	2,747
Sprint Nextel Corp. (Æ)	842,370	4,667
Valiant Petroleum PLC (Æ)	12,930	89

		17,325

Total Common Stocks (cost $146,488)		149,275

Investments in Other Funds - 2.2%
Australian Infrastructure Fund	196,978	607
SPDR Gold Shares	15,000	2,503
SPDR S&P 500 ETF Trust	94,000	13,271
United States Brent Oil Fund, LP	2,377	187

Total Investments in Other Funds (cost $16,517)		16,568

Preferred Stocks - 0.4%
Consumer Discretionary - 0.1%
WMF Wuerttembergische
Metallwarenfabrik AG	24,668	1,113

Financial Services - 0.3%
Ally Financial, Inc.	1,500	1,445
Regions Financial Corp.	17,700	440

		1,885

Total Preferred Stocks (cost $2,854)		2,998

	Notional Amount		Fair Value $
Options Purchased - 3.0% (Number of Contracts)
Berkshire Hathaway, Inc. Nov 2012 87.50 Put (103)	USD	10	10
Brent Crude Oil Futures Aug 2013 95.00 Put (11)	USD	11	77
Buffalo Wild Wings, Inc. Nov 2012 70.00 Put (23)	USD	2	1
Nov 2012 80.00 Put (44)	USD	4	22
Nov 2012 85.00 Put (66)	USD	7	59
CBS Corp. Nov 2012 36.00 Put (77)	USD	8	25
Chevron Corp. Nov 2012 110.00 Put (23)	USD	2	2
Chubb Corp. Nov 2012 80.00 Put (48)	USD	5	15
Continental Resources, Inc. Nov 2012 70.00 Put (8)	USD	1	2
Cree, Inc. Nov 2012 30.50 Put (48)	USD	5	1
Crocs, Inc. Nov 2012 15.00 Put (23)	USD	2	5
Cross Currency Option Sep 2013 54.00 Call (351,000,000)	INR	351,000	128
E.I. du Pont de Nemours & Co. Nov 2012 46.00 Put (32)	USD	3	6
Edwards Lifesciences Corp. Nov 2012 85.00 Put (78)	USD	8	13
Eli Lilly & Co. Nov 2012 50.00 Put (48)	USD	5	12
EOG Resources, Inc. Nov 2012 110.00 Put (20)	USD	2	3
EURO STOXX 50 Index Jun 2013 2,200.00 Call (270)	EUR	3	1,115
Jun 2013 2,400.00 Call (100)	EUR	1	242
Dec 2013 2,500.00 Call (561)	EUR	6	1,382
Jun 2013 2,200.00 Put (200)	EUR	2	229
Jun 2013 2,400.00 Put (250)	EUR	3	505
Dec 2013 2,300.00 Put (420)	EUR	4	1,025
Dec 2013 2,400.00 Put (100)	EUR	1	299
Dec 2013 2,500.00 Put (285)	EUR	3	1,035
Exxon Mobil Corp. Nov 2012 90.00 Put (48)	USD	5	5
Nov 2012 92.50 Put (220)	USD	22	52
Facebook, Inc. Nov 2012 24.00 Call (112)	USD	11	2
Family Dollar Stores, Inc. Nov 2012 65.00 Put (59)	USD	6	5
FedEx Corp. Nov 2012 92.50 Put (59)	USD	6	11
Garmin Ltd. Nov 2012 40.00 Put (59)	USD	6	20
Green Mountain Coffee Roasters, Inc. Nov 2012 24.00 Put (99)	USD	10	13
Illumina, Inc. Nov 2012 48.00 Call (56)	USD	6	5

540	Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Notional Amount		Fair Value $

iShares Russell 2000 Index Fund Nov 2012 82.00 Put (950)	USD	95	80
Nov 2012 82.00 Put (317)	USD	32	56
Nov 2012 83.00 Put (100)	USD	10	21
Lululemon Athletica, Inc. Nov 2012 65.00 Put (48)	USD	5	4
Masimo Corp. Dec 2012 22.50 Put (59)	USD	6	9
Mar 2013 25.00 Put (15)	USD	2	5
Netflix, Inc. Nov 2012 67.50 Put (48)	USD	5	4
O'Reilly Automotive, Inc. Nov 2012 80.00 Put (23)	USD	2	1
Pioneer Natural Resources Co. Nov 2012 100.00 Put (8)	USD	1	2
S&P 500 Index Jun 2013 1,350.00 Call (120)	USD	12	1,295
Dec 2013 1,400.00 Call (135)	USD	14	1,390
Dec 2013 1,500.00 Call (40)	USD	4	228
Jun 2013 1,350.00 Put (120)	USD	12	790
Jun 2013 1,450.00 Put (90)	USD	9	972
Dec 2013 1,300.00 Put (333)	USD	33	2,914
Dec 2013 1,400.00 Put (135)	USD	14	1,693
Dec 2013 1,500.00 Put (90)	USD	9	1,594
SGX NIKKEI Futures Jun 2013 9,500.00 Call (150)	JPY	75	221
Dec 2013 9,000.00 Call (210)	JPY	105	717
Dec 2013 8,500.00 Call (80)	JPY	40	392
Dec 2013 9,500.00 Call (125)	JPY	63	293
Jun 2013 8,500.00 Put (200)	JPY	100	426
Jun 2013 9,000.00 Put (250)	JPY	125	908
Dec 2013 8,000.00 Put (300)	JPY	150	701
Dec 2013 8,500.00 Put (180)	JPY	90	635
Dec 2013 9,000.00 Put (70)	JPY	35	361
SPDR S&P 500 ETF Trust Nov 2012 141.50 Put (158)	USD	16	19
Nov 2012 142.00 Put (714)	USD	71	101
Nov 2012 142.00 Put (198)	USD	20	52
St. Jude Medical, Inc. Nov 2012 40.00 Put (40)	USD	4	8
Tesoro Corp. Nov 2012 35.00 Put (48)	USD	5	2
Under Armour, Inc. Nov 2012 60.00 Call (8)	USD	1	—
Nov 2012 52.50 Put (48)	USD	5	8
United States Brent Oil Fund, LP Nov 2012 82.00 Put (79)	USD	8	11
Valero Energy Corp. Nov 2012 29.00 Put (40)	USD	4	4

Total Options Purchased (cost $23,756)			22,243

	Principal Amount ($) or Shares		Fair Value $
Short-Term Investments - 54.5%
Bank Negara Malaysia Monetary Notes Series 4012 Zero coupon due 12/04/12 (ž)	7,815		2,559
Series 4312 Zero coupon due 12/13/12 (ž)	643		210
Continental Airlines 2006-1 Class B Pass Through Trust Series 061B 3.543% due 06/02/13 (Ê)	503		498
Harrah's Properties, Co. Mezzanine Term Loan 3.210% due 02/13/13	1,825		1,487
JET Equipment Trust Series 94-A 9.410% due 06/15/13 (Ø)(Þ)(Æ)	690		634
Nigeria Treasury Bills Zero coupon due 09/26/13 (ž)	419,000		2,367
Patriot Coal Corp. DIP First-Out Term Loan 9.250% due 10/04/13 (Ê)	670		671
Philippine Treasury Bills Zero coupon due 03/06/13 (ž)	35,610		861
Russell U.S. Cash Management Fund	333,676,313	(¥)	333,676
United States Treasury Bills 0.099% due 11/01/12 (ç)(ž)	7,500		7,500
0.109% due 11/29/12 (ç)(ž)	7,500		7,499
0.112% due 12/13/12 (ç)(ž)(§)	10,000		9,999
0.100% due 12/20/12 (ç)(ž)(§)	5,000		4,999
0.094% due 12/27/12 (ç)(ž)	7,500		7,499
0.132% due 02/14/13 (ž)(§)	15,000		14,995
0.129% due 03/21/13 (ž)	5,000		4,998

Total Short-Term Investments (cost $400,407)			400,452

Repurchase Agreements - 0.6%
Agreement with Nomura Securities International, Inc. and State Street Bank (Tri-Party) of $784 dated October 31, 2012 at (0.050%) to be repurchased at $784 on December 5, 2012 collateralized by: $537 par various Sovereign Bonds, valued at $783. (Å)	605		784
Agreement with Nomura Securities International, Inc. and State Street Bank (Tri-Party) of $1,550 dated October 31, 2012 at (0.060%) to be repurchased at $1,550 on December 5, 2012 collateralized by: $1,045 par various Sovereign Bonds, valued at $1,549. (Å)	1,196		1,550

Russell Multi-Strategy Alternative Fund	541

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Agreement with Nomura Securities International, Inc. and State Street Bank (Tri-Party) of $1,739 dated October 31, 2012 at (0.060%) to be repurchased at $1,739 on December 5, 2012 collateralized by: $1,162 par various Sovereign Bonds, valued at $1,741. (Å)	1,341	1,739

Total Repurchase Agreements (cost $4,073)		4,073

Total Investments - 96.5% (identified cost $708,119)		709,275

Securities Sold Short - (6.5)%

Long-Term Investments - (0.6)%

Non-US Bonds - (0.6)%
Kingdom of Belgium 3.750% due 09/28/20	(537)	(781)
France Government Bond 4.000% due 10/25/38	(1,162)	(1,738)
France Government Bond OAT 3.750% due 10/25/19	(1,045)	(1,548)

Total Long-Term Investments (proceeds $4,016)		(4,067)

Common Stocks - (5.2)%

Consumer Discretionary - (1.6)%
Advance Auto Parts, Inc.	(1,703)	(121)
Alps Electric Co., Ltd.	(158,900)	(938)
Buckle, Inc. (The)	(396)	(18)
Fast Retailing Co., Ltd.	(4,900)	(1,091)
Genuine Parts Co.	(8,746)	(547)
Honda Motor Co., Ltd.	(46,000)	(1,377)
Lowe's Cos., Inc.	(12,500)	(405)
Lululemon Athletica, Inc. (Æ)	(2,901)	(200)
Minebea Co., Ltd.	(453,000)	(1,487)
Murata Manufacturing Co., Ltd.	(18,900)	(919)
Nissan Motor Co., Ltd.	(165,700)	(1,387)
O'Reilly Automotive, Inc. (Æ)	(991)	(85)
RONA, Inc.	(8,765)	(90)
Under Armour, Inc. Class A (Æ)	(8,730)	(456)
Urban Outfitters, Inc. (Æ)	(13,011)	(465)
Yamaha Motor Co., Ltd.	(117,000)	(1,118)
Yaskawa Electric Corp.	(183,000)	(1,311)

		(12,015)

Consumer Staples - (0.1)%
Colgate-Palmolive Co.	(792)	(83)
Fancl Corp.	(17,000)	(183)
Yakult Honsha Co., Ltd.	(7,100)	(331)

		(597)

	Principal Amount ($) or Shares	Fair Value $
Energy - (0.1)%
BP Prudhoe Bay Royalty Trust	(1,250)	(102)
ConocoPhillips	(4,401)	(254)
Harvest Natural Resources, Inc. (Æ)	(672)	(6)
Sevan Drilling AS (Æ)	(202,093)	(157)

		(519)

Financial Services - (0.8)%
Agricultural Bank of China, Ltd. Class H	(330,000)	(143)
Assurant, Inc.	(1,981)	(75)
Bank of China, Ltd. Class H	(330,000)	(136)
China Construction Bank Corp. Class H	(186,000)	(140)
Industrial & Commercial Bank of China, Ltd. Class H	(217,000)	(144)
M&T Bank Corp.	(33,995)	(3,539)
Presidential Life Corp.	(36,193)	(506)
US Bancorp	(16,269)	(540)
Validus Holdings, Ltd.	(28,214)	(1,010)

		(6,233)

Health Care - (0.5)%
Aetna, Inc.	(42,619)	(1,862)
Amedisys, Inc. (Æ)	(9,164)	(101)
Illumina, Inc. (Æ)	(4,015)	(191)
Medicis Pharmaceutical Corp. Class A	(7,411)	(322)
Mediq NV	(7,321)	(118)
Sun Healthcare Group, Inc. (Æ)	(8,148)	(69)
Takeda Pharmaceutical Co., Ltd.	(21,900)	(1,018)

		(3,681)

Materials and Processing - (0.4)%
JSR Corp.	(80,100)	(1,373)
Mitsubishi Chemical Holdings Corp.	(370,000)	(1,464)

		(2,837)

Producer Durables - (0.8)%
Autoliv, Inc.	(396)	(23)
Cummins, Inc.	(689)	(64)
General Electric Co.	(11,182)	(236)
Hirose Electric Co., Ltd.	(6,800)	(727)
Hitachi Construction Machinery Co., Ltd.	(85,400)	(1,402)
Kubota Corp.	(125,000)	(1,278)
Mitsubishi Heavy Industries, Ltd.	(302,000)	(1,271)
Seiko Epson Corp.	(58,300)	(324)
Shaw Group, Inc. (The) (Æ)	(4,376)	(192)
United Technologies Corp.	(3,300)	(258)

		(5,775)

Technology - (0.7)%
Facebook, Inc. Class A (Æ)	(11,315)	(239)
Ibiden Co., Ltd.	(98,300)	(1,238)
KLA-Tencor Corp.	(6,370)	(296)
Renesas Electronics Corp. (Æ)	(42,300)	(156)
Rohm Co., Ltd.	(41,400)	(1,335)
Sharp Corp.	(213,000)	(459)

542	Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Taiyo Yuden Co., Ltd.	(96,000)	(813)
Xilinx, Inc.	(27,437)	(899)

		(5,435)

Utilities - (0.2)%
AT&T, Inc.	(5,895)	(204)
Consolidated Edison, Inc.	(15,948)	(963)
UIL Holdings Corp.	(2,746)	(99)

		(1,266)

Total Common Stocks (proceeds $37,887)		(38,358)

Investments in Other Funds - (0.7)%
iShares Barclays 20+ Year Treasury Bond Fund	(13,851)	(1,709)
iShares Barclays 7-10 Year Treasury Bond Fund	(17,740)	(1,914)
iShares FTSE China 25 Index Fund	(7,385)	(271)
United States Brent Oil Fund, LP	(14,983)	(1,182)

Total Investments in Other Funds (proceeds $5,063)		(5,076)

Total Securities Sold Short (proceeds $46,966)		(47,501)

Other Assets and Liabilities, Net - 10.0%		73,598

Net Assets - 100.0%		735,372

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund	543

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share and cost per unit amounts)

Restricted Securities

% of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Fair Value (000) $

0.6%
Agreement with Nomura Securities International, Inc. and State Street Bank (Tri-Party) of $784 dated October 31, 2012 at (0.050%) to be repurchased at $784 on December 5, 2012 collateralized by: $537 par various Sovereign Bonds, valued at $783.	10/31/12	605	129.61	784	784
Agreement with Nomura Securities International, Inc. and State Street Bank (Tri-Party) of $1,550 dated October 31, 2012 at (0.060%) to be repurchased at $1,550 on December 5, 2012 collateralized by: $1,045 par various Sovereign Bonds, valued at $1,549.	10/31/12	1,196	129.61	1,550	1,550
Agreement with Nomura Securities International, Inc. and State Street Bank (Tri-Party) of $1,739 dated October 31, 2012 at (0.060%) to be repurchased at $1,739 on December 5, 2012 collateralized by: $1,162 par various Sovereign Bonds, valued at $1,741.	10/31/12	1,341	129.61	1,739	1,739

					4,073

For a description of restricted securities see note 9 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

544	Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
AEX Index Futures (Netherlands)	11	EUR	725	11/12	(11)
Aluminum Futures	19	USD	901	12/12	(73)
Aluminum Futures	16	USD	760	01/13	(39)
Aluminum HG Futures	15	USD	713	12/12	(63)
Australia 90 Day Bank Bill Futures (Australia ASX)	96	AUD	95,279	12/12	33
Australia 90 Day Bank Bill Futures (Australia ASX)	119	AUD	118,161	03/13	(29)
Australia Government 10 Year Treasury Bond Futures (Australia SFE)	2	AUD	251	12/12	—
Australian Dollar Currency Futures	45	USD	4,653	12/12	52
Bovespa Index Futures (Brazil)	15	BRL	861	12/12	(21)
Brent Crude Oil Penultimate Financial Futures	13	USD	1,413	11/12	(1)
British Pound Currency Futures	65	USD	6,552	12/12	22
Bursa Crude Palm Oil Futures	7	MYR	437	01/13	(3)
CAC 40 Index Futures (France)	20	EUR	685	11/12	(20)
Canada Government 10 Year Bond Futures (Canada)	117	CAD	16,037	12/12	105
Canadian Dollar Currency Futures	36	USD	3,596	12/12	(79)
Canola Futures	213	CAD	2,622	01/13	2
CNX Nifty Index Futures (Singapore SGX)	62	USD	699	11/12	(13)
Copper Futures	7	USD	1,358	12/12	(37)
Copper Futures	4	USD	776	01/13	(31)
Copper Futures (LME)	9	USD	1,746	12/12	(56)
Corn Futures	44	USD	1,663	12/12	(68)
Corn Futures	20	USD	744	07/13	(42)
DAX Index Futures (Germany)	4	EUR	727	12/12	(13)
DJIA Mini Index Futures (CME)	14	USD	912	12/12	(30)
EURO STOXX 50 Index Futures (EMU)	16	EUR	401	12/12	(6)
Euro-Bobl Futures (Germany)	130	EUR	16,358	12/12	22
Euro-Bund Futures (Germany)	51	EUR	7,226	12/12	61
Eurodollar Futures (CME)	31	USD	7,725	03/13	2
Eurodollar Futures (CME)	636	USD	158,459	06/13	15
Eurodollar Futures (CME)	14	USD	3,487	09/13	1
Eurodollar Futures (CME)	11	USD	2,739	12/13	1
Eurodollar Futures (CME)	10	USD	2,489	03/14	1
Eurodollar Futures (CME)	10	USD	2,488	06/14	1
Eurodollar Futures (CME)	12	USD	2,984	09/14	—
European Gas Oil (ICE) Futures	13	USD	1,245	11/12	(10)
Euro-Schatz Futures (Germany)	1,007	EUR	111,475	12/12	40
FTSE 100 Index Futures (United Kingdom)	22	GBP	1,268	12/12	(22)
FTSE JSE Top 40 Index Futures (South Africa)	42	ZAR	13,930	12/12	32
FTSE MIB Index Futures (Italy)	6	EUR	465	12/12	(11)
Gas Oil Futures	34	USD	3,210	01/13	(42)
Gasoline RBOB Futures	54	USD	5,966	11/12	(248)
Gold 100 Oz. Futures	27	USD	4,642	12/12	(54)
Hang Seng China ENT Index Futures (Hong Kong)	24	HKD	12,728	11/12	—
Hang Seng Index Futures (Hong Kong)	25	HKD	27,093	11/12	(13)
Heating Oil Futures	20	USD	2,572	12/12	(77)
Heating Oil Penultimate Financial Futures	8	USD	1,029	12/12	(20)
Henry Hub Natural Gas Futures	62	USD	572	11/12	(13)
Henry Hub Natural Gas Futures	120	USD	1,457	11/16	68
IBEX 35 Index Futures (Spain)	3	EUR	235	11/12	(6)
Japan Government 10 Year Bond Futures (Japan TSE)	21	JPY	3,029,250	12/12	40
Japan Government 10 Year Bond Mini Futures (Japan SGX)	91	JPY	1,312,220	12/12	45
Kospi 200 Index Futures (South Korea)	8	KRW	1,002,200	12/12	(34)
Lead Futures	2	USD	103	12/12	—

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund	545

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Light Sweet Crude Oil Futures	241	USD	20,902	12/12	21
Live Cattle Futures	9	USD	453	12/12	(9)
Live Cattle Futures	40	USD	2,078	02/13	(32)
Live Cattle Futures	10	USD	537	10/13	(1)
Mexican Peso Currency Futures	36	USD	1,369	12/12	(21)
MSCI Singapore Index Futures (SGX)	15	SGD	1,033	11/12	(5)
MSCI Taiwan Index Futures	36	USD	921	11/12	(10)
NASDAQ 100 E-Mini Index Futures (CME)	9	USD	475	12/12	(30)
Natural Gas Futures	5	USD	185	11/12	(2)
Nickel Futures	12	USD	1,164	12/12	(109)
Nickel Futures	1	USD	97	01/13	(15)
NIKKEI 225 Index Futures (Japan)	220	JPY	980,650	12/12	128
Platinum Futures	22	USD	1,735	01/13	(65)
RTS Index Futures (Russia)	62	USD	177	12/12	(15)
Russell 2000 Mini Index Futures (CME)	27	USD	2,204	12/12	(77)
S&P 500 E-Mini Index Futures (CME)	144	USD	10,129	12/12	(338)
S&P Midcap 400 E-Mini Index Futures (CME)	16	USD	1,565	12/12	(56)
S&P TSE 60 Index Futures (Canada)	11	CAD	1,562	12/12	(1)
Silver Futures	4	USD	646	12/12	(15)
Soybean Futures	16	USD	1,239	01/13	—
Soybean Meal Futures	2	USD	96	12/12	1
Soybean Oil Futures	3	USD	90	12/12	—
SPI 200 Index Futures (Australia ASX)	39	AUD	4,391	12/12	35
Swiss Franc Currency Futures	1	USD	134	12/12	—
Swiss Market Index Futures (Switzerland)	25	CHF	1,649	12/12	(52)
Three Month Canada Bankers Acceptance Futures (Canada)	197	CAD	48,634	03/13	(1)
Three Month Euribor Interest Rate Futures	25	EUR	6,237	03/13	1
Three Month Euribor Interest Rate Futures	612	EUR	152,633	06/13	13
Three Month Euribor Interest Rate Futures	15	EUR	3,740	09/13	—
Three Month Euribor Interest Rate Futures	13	EUR	3,240	12/13	—
Three Month Euribor Interest Rate Futures	12	EUR	2,989	03/14	—
Three Month Euribor Interest Rate Futures	11	EUR	2,738	06/14	—
Three Month Euribor Interest Rate Futures	10	EUR	2,487	09/14	1
Three Month Sterling Interest Rate Futures (United Kingdom)	24	GBP	2,984	03/13	—
Three Month Sterling Interest Rate Futures (United Kingdom)	432	GBP	53,719	06/13	(10)
Three Month Sterling Interest Rate Futures (United Kingdom)	18	GBP	2,238	09/13	(1)
Three Month Sterling Interest Rate Futures (United Kingdom)	60	GBP	7,458	12/13	3
Three Month Sterling Interest Rate Futures (United Kingdom)	20	GBP	2,485	03/14	(1)
Three Month Sterling Interest Rate Futures (United Kingdom)	18	GBP	2,235	06/14	(1)
Three Month Sterling Interest Rate Futures (United Kingdom)	16	GBP	1,986	09/14	(1)
TOPIX Index Futures (Japan)	14	JPY	103,740	12/12	5
United Kingdom Long Gilt Bond Futures (United Kingdom)	31	GBP	3,693	12/12	(43)
United States Treasury 5 Year Note Futures	20	USD	2,485	12/12	—
United States Treasury 10 Year Note Futures	225	USD	29,932	12/12	22
Wheat Futures	27	USD	1,167	12/12	(13)
WTI Bullet Swap Financial Futures	10	USD	862	11/12	(56)
Zinc Futures	7	USD	322	11/12	2
Zinc Futures	32	USD	1,481	12/12	(159)
Zinc Futures	14	USD	652	01/13	(24)

Short Positions
Aluminum Futures	19	USD	901	12/12	70
Aluminum Futures	16	USD	760	01/13	41
Aluminum HG Futures	20	USD	950	12/12	51
Australia Government 3 Year Treasury Bond Futures (Australia SFE)	42	AUD	4,618	12/12	(5)

See accompanying notes which are an integral part of the financial statements.

546	Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Brent Crude Oil Futures	7	USD	761	11/12	(4)
CAC 40 Index Futures (France)	4	EUR	137	11/12	5
Cocoa Futures	8	USD	191	12/12	1
Coffee C Futures	32	USD	1,856	12/12	117
Copper Futures	7	USD	1,358	12/12	40
Copper Futures	4	USD	776	01/13	33
Copper Futures (LME)	2	USD	388	12/12	18
Copper High Grade Futures	17	USD	1,495	12/12	(12)
Cotton No. 2 Futures	30	USD	1,051	12/12	33
DAX Index Futures (Germany)	3	EUR	545	12/12	(7)
Euro Currency Futures	69	USD	11,184	12/12	62
EURO STOXX 50 Index Futures (EMU)	145	EUR	3,631	12/12	3
Euro-Bobl Futures (Germany)	15	EUR	1,887	12/12	(13)
Euro-Bund Futures (Germany)	10	EUR	1,417	12/12	(13)
Euro-Schatz Futures (Germany)	7	EUR	775	12/12	(1)
FC Orange Juice Futures	109	USD	1,741	01/13	107
Japan Government 10 Year Bond Futures (Japan TSE)	1	JPY	144,250	12/12	(4)
Japanese Yen Currency Futures	87	USD	13,638	12/12	89
Lead Futures	1	USD	52	12/12	—
Lean Hogs Futures	18	USD	1,284	12/12	(2)
Light Sweet Crude Oil Futures	250	USD	21,560	11/12	3
Light Sweet Crude Oil Futures	20	USD	1,735	12/12	122
Live Cattle Futures	48	USD	2,418	12/12	5
MSCI Taiwan Index Futures	40	USD	1,023	11/12	13
Nickel Futures	10	USD	970	12/12	46
Nickel Futures	1	USD	97	01/13	15
NIKKEI 225 Index Futures (Japan)	4	JPY	17,830	12/12	(1)
S&P 500 Index Futures (CME)	8	USD	2,814	12/12	99
Soybean Futures	15	USD	1,008	11/13	(4)
Soybean Oil Futures	26	USD	782	12/12	14
Sugar 11 Futures	117	USD	2,550	02/13	84
Three Month Canada Bankers Acceptance Futures (Canada)	7	CAD	1,728	03/13	(3)
Three Month Canada Bankers Acceptance Futures (Canada)	5	CAD	1,234	06/13	(3)
Three Month Canada Bankers Acceptance Futures (Canada)	237	CAD	58,480	12/13	(113)
Three Month EuroSwiss Interest Rate Futures (Swizerland)	201	CHF	50,255	03/13	2
Three Month EuroSwiss Interest Rate Futures (Swizerland)	11	CHF	2,751	06/13	—
United States Treasury 2 Year Note Futures	408	USD	89,894	12/12	11
United States Treasury 5 Year Note Futures	160	USD	19,880	12/12	(47)
United States Treasury 30 Year Bond Futures	2	USD	299	12/12	(1)
Zinc Futures	33	USD	1,517	11/12	(12)
Zinc Futures	31	USD	1,435	12/12	80
Zinc Futures	14	USD	652	01/13	25

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(629)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund	547

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Options Written	Call/Put	Number of Contracts	Strike Price	Notional Amount		Expiration Date	Fair Value $

EURO STOXX 50 Index	Call	101	2,600.00	EUR	1	11/16/12	(11)
EURO STOXX 50 Index	Call	120	2,700.00	EUR	1	06/21/13	(93)
EURO STOXX 50 Index	Call	234	2,800.00	EUR	2	12/20/13	(251)
EURO STOXX 50 Index	Put	120	2,400.00	EUR	1	11/16/12	(19)
EURO STOXX 50 Index	Put	46	2,350.00	EUR	—	11/16/12	(4)
EURO STOXX 50 Index	Put	200	2,300.00	EUR	2	12/21/12	(55)
EURO STOXX 50 Index	Put	300	1,700.00	EUR	3	06/21/13	(75)
EURO STOXX 50 Index	Put	250	1,800.00	EUR	3	06/21/13	(86)
EURO STOXX 50 Index	Put	200	1,800.00	EUR	2	12/20/13	(155)
S&P 500 Index	Call	42	1,500.00	USD	4	11/17/12	(2)
S&P 500 Index	Put	46	1,350.00	USD	5	11/17/12	(28)
S&P 500 Index	Put	63	1,400.00	USD	6	11/17/12	(115)
S&P 500 Index	Put	80	1,300.00	USD	8	12/22/12	(77)
S&P 500 Index	Put	180	1,100.00	USD	18	06/22/13	(325)
S&P 500 Index	Put	190	1,100.00	USD	19	12/21/13	(733)
SGX NIKKEI Futures	Call	200	11,000.00	JPY	100	06/13/13	(59)
SGX NIKKEI Futures	Call	325	10,500.00	JPY	163	12/12/13	(369)
SGX NIKKEI Futures	Put	35	8,500.00	JPY	18	11/08/12	(2)

Total Liability for Options Written (premiums received $2,722)							(2,459)

Transactions in options written contracts for the period ended October 31, 2012 were as follows:

	Number of Contracts	Premiums Received
Outstanding August 7, 2012 (commencement of operations)	—	$—
Opened	6,205	10,261
Closed	(3,007)	(7,482)
Expired	(466)	(57)

Outstanding October 31, 2012	2,732	$2,722

See accompanying notes which are an integral part of the financial statements.

548	Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	978	BRL	2,000	11/05/12	6
Bank of America	USD	10	BRL	20	12/19/12	—
Bank of America	USD	2,165	CNH	13,611	11/20/12	12
Bank of America	USD	36	EUR	28	12/19/12	—
Bank of America	USD	52	EUR	40	12/19/12	—
Bank of America	USD	87	EUR	67	12/19/12	—
Bank of America	USD	170	EUR	132	12/19/12	1
Bank of America	USD	249	EUR	193	12/19/12	1
Bank of America	USD	265	EUR	205	12/19/12	1
Bank of America	USD	405	EUR	314	12/19/12	3
Bank of America	USD	512	EUR	397	12/19/12	2
Bank of America	USD	597	EUR	459	12/19/12	(2)
Bank of America	USD	619	EUR	472	12/19/12	(7)
Bank of America	USD	627	EUR	483	12/19/12	(1)
Bank of America	USD	652	EUR	509	12/19/12	8
Bank of America	USD	694	EUR	534	12/19/12	(2)
Bank of America	USD	697	EUR	533	12/19/12	(6)
Bank of America	USD	709	EUR	541	12/19/12	(8)
Bank of America	USD	819	EUR	624	12/19/12	(10)
Bank of America	USD	863	EUR	666	12/19/12	1
Bank of America	USD	42	GBP	26	12/19/12	—
Bank of America	USD	48	GBP	30	12/19/12	—
Bank of America	USD	69	GBP	43	12/19/12	—
Bank of America	USD	127	GBP	78	12/19/12	(1)
Bank of America	USD	140	GBP	86	12/19/12	(1)
Bank of America	USD	161	GBP	99	12/19/12	(1)
Bank of America	USD	21	IDR	200,000	12/19/12	—
Bank of America	USD	3	ILS	10	12/19/12	—
Bank of America	USD	5	ILS	20	12/19/12	—
Bank of America	USD	5	ILS	20	12/19/12	—
Bank of America	USD	8	ILS	30	12/19/12	—
Bank of America	USD	8	ILS	30	12/19/12	—
Bank of America	USD	10	ILS	40	12/19/12	—
Bank of America	USD	13	ILS	50	12/19/12	—
Bank of America	USD	13	ILS	50	12/19/12	—
Bank of America	USD	13	ILS	50	12/19/12	—
Bank of America	USD	13	ILS	50	12/19/12	—
Bank of America	USD	15	ILS	60	12/19/12	—
Bank of America	USD	15	ILS	60	12/19/12	—
Bank of America	USD	20	ILS	80	12/19/12	—
Bank of America	USD	31	ILS	120	12/19/12	—
Bank of America	USD	51	ILS	200	12/19/12	—
Bank of America	USD	107	ILS	420	12/19/12	1
Bank of America	USD	108	ILS	430	12/19/12	2
Bank of America	USD	18	INR	1,000	12/19/12	—
Bank of America	USD	39	INR	2,100	12/19/12	—
Bank of America	USD	46	INR	2,500	12/19/12	—
Bank of America	USD	66	INR	3,700	12/19/12	2
Bank of America	USD	76	INR	4,300	12/19/12	3
Bank of America	USD	89	INR	4,900	12/19/12	1
Bank of America	USD	117	INR	6,400	12/19/12	1
Bank of America	USD	185	INR	10,100	12/19/12	1
Bank of America	USD	401	INR	21,531	02/19/13	(8)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund	549

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	34	JPY	2,614	12/19/12	(1)
Bank of America	USD	93	JPY	7,248	12/19/12	(2)
Bank of America	USD	161	JPY	12,627	12/19/12	(3)
Bank of America	USD	169	JPY	13,221	12/19/12	(3)
Bank of America	USD	330	JPY	25,764	12/19/12	(7)
Bank of America	USD	367	JPY	28,594	12/19/12	(9)
Bank of America	USD	425	JPY	32,882	12/19/12	(13)
Bank of America	USD	590	JPY	45,862	12/19/12	(15)
Bank of America	USD	731	JPY	56,652	12/19/12	(21)
Bank of America	USD	170	KRW	188,738	12/13/12	2
Bank of America	USD	18	KRW	20,000	12/20/12	—
Bank of America	USD	179	KRW	200,000	12/20/12	4
Bank of America	USD	8	MXN	100	12/19/12	—
Bank of America	USD	16	MXN	200	12/19/12	—
Bank of America	USD	46	MXN	600	12/19/12	(1)
Bank of America	USD	78	MXN	1,000	12/19/12	(2)
Bank of America	USD	6	MYR	20	12/19/12	—
Bank of America	USD	10	MYR	30	12/19/12	—
Bank of America	USD	13	MYR	40	12/19/12	—
Bank of America	USD	16	MYR	50	12/19/12	—
Bank of America	USD	16	MYR	50	12/19/12	—
Bank of America	USD	16	MYR	50	12/19/12	—
Bank of America	USD	69	MYR	210	12/19/12	—
Bank of America	USD	13	NOK	74	12/19/12	—
Bank of America	USD	125	NOK	716	12/19/12	—
Bank of America	USD	125	NOK	714	12/19/12	—
Bank of America	USD	12	NZD	14	12/19/12	—
Bank of America	USD	89	NZD	109	12/19/12	—
Bank of America	USD	116	NZD	141	12/19/12	—
Bank of America	USD	130	NZD	159	12/19/12	—
Bank of America	USD	142	NZD	174	12/19/12	1
Bank of America	USD	142	NZD	177	12/19/12	3
Bank of America	USD	179	NZD	217	12/19/12	(1)
Bank of America	USD	217	NZD	262	12/19/12	(2)
Bank of America	USD	223	NZD	271	12/19/12	(1)
Bank of America	USD	263	NZD	317	12/19/12	(3)
Bank of America	USD	388	NZD	470	12/19/12	(3)
Bank of America	USD	432	NZD	529	12/19/12	1
Bank of America	USD	504	NZD	611	12/19/12	(3)
Bank of America	USD	500	PEN	1,307	11/13/12	4
Bank of America	USD	13	PLN	40	12/19/12	—
Bank of America	USD	6	RUB	189	12/19/12	—
Bank of America	USD	12	RUB	382	12/19/12	—
Bank of America	USD	13	RUB	400	12/19/12	—
Bank of America	USD	35	RUB	1,100	12/19/12	—
Bank of America	USD	90	RUB	2,815	12/19/12	(1)
Bank of America	USD	1	SEK	5	12/19/12	—
Bank of America	USD	12	SEK	78	12/19/12	—
Bank of America	USD	73	SEK	480	12/19/12	—
Bank of America	USD	74	SEK	492	12/19/12	—
Bank of America	USD	77	SEK	509	12/19/12	—
Bank of America	USD	114	SEK	750	12/19/12	(1)
Bank of America	USD	139	SEK	923	12/19/12	—

See accompanying notes which are an integral part of the financial statements.

550	Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	USD	210	SEK	1,384	12/19/12	(2)
Bank of America	USD	8	SGD	10	12/19/12	—
Bank of America	USD	57	SGD	70	12/19/12	1
Bank of America	USD	57	SGD	70	12/19/12	—
Bank of America	USD	73	SGD	90	12/19/12	—
Bank of America	USD	147	SGD	180	12/19/12	1
Bank of America	USD	193	TRY	350	11/13/12	2
Bank of America	USD	1,738	TRY	3,160	11/13/12	22
Bank of America	USD	11	TRY	20	12/19/12	—
Bank of America	USD	10	TWD	300	12/19/12	—
Bank of America	USD	31	TWD	900	12/19/12	—
Bank of America	USD	41	TWD	1,200	12/19/12	—
Bank of America	USD	51	TWD	1,500	12/19/12	—
Bank of America	USD	92	TWD	2,700	12/19/12	—
Bank of America	USD	145	TWD	4,300	12/19/12	2
Bank of America	USD	168	TWD	5,000	12/19/12	3
Bank of America	USD	176	TWD	5,200	12/19/12	2
Bank of America	USD	185	TWD	5,400	12/19/12	—
Bank of America	USD	205	TWD	6,000	12/19/12	—
Bank of America	USD	212	TWD	6,200	12/19/12	—
Bank of America	USD	229	TWD	6,700	12/19/12	1
Bank of America	USD	290	ZAR	2,600	11/13/12	10
Bank of America	USD	36	ZAR	300	12/19/12	(2)
Bank of America	USD	85	ZAR	700	12/19/12	(4)
Bank of America	AUD	38	USD	39	12/19/12	—
Bank of America	AUD	48	USD	50	12/19/12	—
Bank of America	AUD	55	USD	56	12/19/12	(1)
Bank of America	AUD	58	USD	60	12/19/12	—
Bank of America	AUD	76	USD	77	12/19/12	(2)
Bank of America	AUD	78	USD	80	12/19/12	(1)
Bank of America	AUD	96	USD	98	12/19/12	(2)
Bank of America	AUD	123	USD	126	12/19/12	(2)
Bank of America	AUD	192	USD	201	12/19/12	3
Bank of America	AUD	213	USD	220	12/19/12	—
Bank of America	AUD	236	USD	245	12/19/12	1
Bank of America	AUD	241	USD	245	12/19/12	(4)
Bank of America	AUD	260	USD	264	12/19/12	(5)
Bank of America	AUD	275	USD	282	12/19/12	(2)
Bank of America	AUD	285	USD	293	12/19/12	(2)
Bank of America	AUD	342	USD	355	12/19/12	2
Bank of America	AUD	379	USD	388	12/19/12	(4)
Bank of America	AUD	408	USD	414	12/19/12	(8)
Bank of America	AUD	439	USD	447	12/19/12	(7)
Bank of America	AUD	466	USD	475	12/19/12	(7)
Bank of America	AUD	474	USD	492	12/19/12	2
Bank of America	BRL	2,000	USD	985	11/05/12	—
Bank of America	CZK	100	USD	5	12/19/12	—
Bank of America	CZK	200	USD	10	12/19/12	—
Bank of America	CZK	200	USD	10	12/19/12	—
Bank of America	CZK	900	USD	47	12/19/12	—
Bank of America	EUR	583	PLN	2,410	01/15/13	(7)
Bank of America	EUR	82	SEK	708	12/13/12	—
Bank of America	EUR	1,762	USD	2,251	11/20/12	(33)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund	551

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	EUR	589	USD	763	12/14/12	(1)
Bank of America	EUR	217	USD	281	12/19/12	(1)
Bank of America	EUR	364	USD	470	12/19/12	(2)
Bank of America	EUR	498	USD	649	12/19/12	3
Bank of America	GBP	1	USD	2	12/19/12	—
Bank of America	GBP	13	USD	21	12/19/12	—
Bank of America	GBP	68	USD	111	12/19/12	1
Bank of America	GBP	71	USD	114	12/19/12	—
Bank of America	GBP	76	USD	122	12/19/12	—
Bank of America	GBP	80	USD	130	12/19/12	—
Bank of America	GBP	82	USD	132	12/19/12	—
Bank of America	GBP	90	USD	144	12/19/12	(1)
Bank of America	GBP	108	USD	174	12/19/12	(1)
Bank of America	GBP	127	USD	206	12/19/12	1
Bank of America	GBP	151	USD	245	12/19/12	1
Bank of America	GBP	242	USD	388	12/19/12	(2)
Bank of America	GBP	257	USD	411	12/19/12	(4)
Bank of America	GBP	258	USD	413	12/19/12	(3)
Bank of America	GBP	297	USD	482	12/19/12	2
Bank of America	HUF	1,000	USD	5	12/19/12	—
Bank of America	HUF	4,000	USD	18	12/19/12	—
Bank of America	INR	23,400	USD	413	12/19/12	(18)
Bank of America	JPY	3,797	USD	49	12/19/12	1
Bank of America	JPY	23,086	USD	296	12/19/12	6
Bank of America	JPY	26,488	USD	335	12/19/12	3
Bank of America	JPY	37,444	USD	477	12/19/12	7
Bank of America	JPY	39,154	USD	499	12/19/12	8
Bank of America	JPY	39,299	USD	501	12/19/12	9
Bank of America	JPY	41,197	USD	523	12/19/12	6
Bank of America	JPY	43,860	USD	558	12/19/12	9
Bank of America	JPY	45,783	USD	582	12/19/12	8
Bank of America	JPY	69,501	USD	884	12/19/12	13
Bank of America	JPY	91,648	USD	1,170	12/19/12	21
Bank of America	KRW	20,000	USD	18	12/20/12	—
Bank of America	KRW	40,000	USD	35	12/20/12	(1)
Bank of America	KRW	40,000	USD	36	12/20/12	(1)
Bank of America	KRW	90,000	USD	79	12/20/12	(3)
Bank of America	NOK	187	USD	33	12/19/12	—
Bank of America	NOK	387	USD	68	12/19/12	—
Bank of America	NOK	501	USD	87	12/19/12	—
Bank of America	NOK	739	USD	127	12/19/12	(2)
Bank of America	NOK	1,056	USD	183	12/19/12	(2)
Bank of America	NOK	1,070	USD	187	12/19/12	—
Bank of America	PHP	600	USD	14	12/19/12	—
Bank of America	PHP	600	USD	14	12/19/12	—
Bank of America	PHP	1,200	USD	29	12/19/12	(1)
Bank of America	PHP	1,200	USD	29	12/19/12	—
Bank of America	PHP	1,600	USD	38	12/19/12	(1)
Bank of America	PHP	1,700	USD	41	12/19/12	—
Bank of America	RUB	700	USD	22	12/19/12	—
Bank of America	SEK	551	USD	82	12/19/12	(1)
Bank of America	SEK	570	USD	86	12/19/12	—
Bank of America	SEK	617	USD	93	12/19/12	—

See accompanying notes which are an integral part of the financial statements.

552	Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Bank of America	SEK	1,214	USD	181	12/19/12	(2)
Bank of America	SEK	1,472	USD	219	12/19/12	(2)
Bank of America	SEK	1,562	USD	232	12/19/12	(3)
Bank of America	SGD	30	USD	24	12/19/12	—
Bank of America	SGD	50	USD	41	12/19/12	—
Bank of America	TRY	501	USD	275	11/13/12	(4)
Bank of America	TRY	10	USD	5	12/19/12	—
Bank of America	TRY	20	USD	11	12/19/12	—
Bank of America	TRY	30	USD	16	12/19/12	—
Bank of America	TRY	60	USD	33	12/19/12	—
Bank of America	TRY	80	USD	44	12/19/12	(1)
Bank of America	TRY	80	USD	44	12/19/12	(1)
Bank of America	TRY	90	USD	50	12/19/12	—
Bank of America	TRY	130	USD	71	12/19/12	(1)
Bank of America	TRY	160	USD	88	12/19/12	(1)
Bank of America	ZAR	1,460	USD	167	11/13/12	(1)
Bank of America	ZAR	10,290	USD	1,243	11/13/12	58
Bank of America	ZAR	100	USD	11	12/19/12	—
Bank of America	ZAR	200	USD	23	12/19/12	—
Bank of America	ZAR	1,100	USD	127	12/19/12	1
Barclays Bank PLC	USD	5,130	GBP	3,226	12/19/12	75
Barclays Bank PLC	USD	4,000	NOK	23,070	11/30/12	42
Barclays Bank PLC	USD	16	SGD	20	12/19/12	—
Brown Brothers Harriman & Co.	USD	60	CAD	59	12/19/12	(1)
Brown Brothers Harriman & Co.	USD	487	CAD	479	12/19/12	(8)
Brown Brothers Harriman & Co.	USD	162	EUR	128	12/19/12	4
Brown Brothers Harriman & Co.	USD	1,393	EUR	1,088	12/19/12	18
Brown Brothers Harriman & Co.	USD	49	GBP	30	12/19/12	—
Brown Brothers Harriman & Co.	USD	52	GBP	32	12/19/12	—
Brown Brothers Harriman & Co.	USD	88	GBP	55	12/19/12	1
Brown Brothers Harriman & Co.	USD	105	GBP	65	12/19/12	—
Brown Brothers Harriman & Co.	USD	13	ILS	50	12/19/12	—
Brown Brothers Harriman & Co.	USD	13	ILS	50	12/19/12	—
Brown Brothers Harriman & Co.	USD	20	ILS	80	12/19/12	—
Brown Brothers Harriman & Co.	USD	30	JPY	2,322	12/19/12	(1)
Brown Brothers Harriman & Co.	USD	371	JPY	28,799	12/19/12	(10)
Brown Brothers Harriman & Co.	USD	475	JPY	36,926	12/19/12	(13)
Brown Brothers Harriman & Co.	USD	8	MXN	100	12/19/12	—
Brown Brothers Harriman & Co.	USD	23	MXN	300	12/19/12	—
Brown Brothers Harriman & Co.	USD	40	NOK	230	12/19/12	—
Brown Brothers Harriman & Co.	USD	82	NOK	474	12/19/12	1
Brown Brothers Harriman & Co.	USD	147	NOK	844	12/19/12	1
Brown Brothers Harriman & Co.	USD	283	NOK	1,617	12/19/12	—
Brown Brothers Harriman & Co.	USD	54	NZD	66	12/19/12	—
Brown Brothers Harriman & Co.	USD	137	NZD	166	12/19/12	—
Brown Brothers Harriman & Co.	USD	24	SGD	30	12/19/12	—
Brown Brothers Harriman & Co.	USD	57	SGD	70	12/19/12	1
Brown Brothers Harriman & Co.	USD	81	SGD	100	12/19/12	1
Brown Brothers Harriman & Co.	USD	6	TRY	10	12/19/12	—
Brown Brothers Harriman & Co.	USD	11	TRY	20	12/19/12	—
Brown Brothers Harriman & Co.	USD	11	TRY	20	12/19/12	—
Brown Brothers Harriman & Co.	USD	36	ZAR	300	12/19/12	(1)
Brown Brothers Harriman & Co.	USD	60	ZAR	500	12/19/12	(3)

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund	553

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Brown Brothers Harriman & Co.	AUD	104	USD	106	12/19/12	(1)
Brown Brothers Harriman & Co.	AUD	116	USD	119	12/19/12	(1)
Brown Brothers Harriman & Co.	AUD	181	USD	186	12/19/12	(1)
Brown Brothers Harriman & Co.	AUD	195	USD	202	12/19/12	—
Brown Brothers Harriman & Co.	CAD	40	USD	41	12/19/12	1
Brown Brothers Harriman & Co.	CAD	58	USD	59	12/19/12	1
Brown Brothers Harriman & Co.	CAD	130	USD	132	12/19/12	2
Brown Brothers Harriman & Co.	CAD	135	USD	138	12/19/12	3
Brown Brothers Harriman & Co.	EUR	40	USD	51	12/19/12	—
Brown Brothers Harriman & Co.	EUR	46	USD	59	12/19/12	(1)
Brown Brothers Harriman & Co.	EUR	99	USD	128	12/19/12	(1)
Brown Brothers Harriman & Co.	EUR	167	USD	215	12/19/12	(2)
Brown Brothers Harriman & Co.	GBP	194	USD	310	12/19/12	(3)
Brown Brothers Harriman & Co.	JPY	12,170	USD	154	12/19/12	2
Brown Brothers Harriman & Co.	JPY	49,542	USD	633	12/19/12	12
Brown Brothers Harriman & Co.	NOK	1,150	USD	196	12/19/12	(5)
Brown Brothers Harriman & Co.	NOK	2,078	USD	361	12/19/12	(3)
Brown Brothers Harriman & Co.	SGD	30	USD	24	12/19/12	—
Brown Brothers Harriman & Co.	TRY	10	USD	5	12/19/12	—
Brown Brothers Harriman & Co.	TRY	70	USD	38	12/19/12	—
Brown Brothers Harriman & Co.	ZAR	100	USD	11	12/19/12	—
Brown Brothers Harriman & Co.	ZAR	200	USD	23	12/19/12	—
Brown Brothers Harriman & Co.	ZAR	200	USD	24	12/19/12	1
Brown Brothers Harriman & Co.	ZAR	300	USD	34	12/19/12	(1)
Deutsche Bank AG	USD	147	BRL	300	11/05/12	1
Deutsche Bank AG	USD	1,132	BRL	2,300	11/05/12	—
Deutsche Bank AG	USD	1,128	BRL	2,300	12/04/12	—
Deutsche Bank AG	USD	360	CNH	2,270	11/15/12	4
Deutsche Bank AG	USD	498	INR	26,940	11/20/12	1
Deutsche Bank AG	USD	522	INR	28,000	01/14/13	(9)
Deutsche Bank AG	USD	294	INR	16,000	01/29/13	(1)
Deutsche Bank AG	USD	1,999	KRW	2,269,600	12/13/12	77
Deutsche Bank AG	USD	1,105	SGD	1,360	11/19/12	9
Deutsche Bank AG	AUD	136	USD	140	12/17/12	(1)
Deutsche Bank AG	AUD	1,422	USD	1,450	12/17/12	(20)
Deutsche Bank AG	BRL	300	USD	148	11/05/12	—
Deutsche Bank AG	BRL	2,300	USD	1,132	11/05/12	—
Deutsche Bank AG	EUR	155	NOK	1,147	12/13/12	—
Deutsche Bank AG	EUR	779	NOK	5,782	12/13/12	3
Deutsche Bank AG	EUR	779	SEK	6,638	12/13/12	(11)
Deutsche Bank AG	EUR	43	USD	56	12/14/12	—
Deutsche Bank AG	EUR	235	USD	303	12/14/12	(2)
Deutsche Bank AG	EUR	380	USD	498	12/14/12	5
Deutsche Bank AG	EUR	401	USD	525	12/14/12	5
Deutsche Bank AG	EUR	874	USD	1,135	12/14/12	1
Deutsche Bank AG	JPY	78,181	USD	1,000	11/13/12	20
Deutsche Bank AG	JPY	21,127	USD	268	11/16/12	3
Deutsche Bank AG	NZD	3,093	USD	2,506	01/17/13	(25)
Deutsche Bank AG	TWD	5,745	USD	197	11/16/12	1
Deutsche Bank AG	TWD	75,000	USD	2,568	01/14/13	—
Deutsche Bank AG	ZAR	600	USD	70	12/10/12	1
Goldman Sachs	USD	53	AUD	51	11/09/12	—
Goldman Sachs	USD	101	AUD	97	11/09/12	—

See accompanying notes which are an integral part of the financial statements.

554	Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Goldman Sachs	USD	164	AUD	159	11/09/12	—
Goldman Sachs	USD	216	AUD	211	11/09/12	3
Goldman Sachs	USD	1,258	AUD	1,214	11/09/12	1
Goldman Sachs	USD	131	CAD	129	11/09/12	(3)
Goldman Sachs	USD	298	CAD	294	11/09/12	(4)
Goldman Sachs	USD	330	CAD	328	11/09/12	(1)
Goldman Sachs	USD	350	CAD	348	11/09/12	(2)
Goldman Sachs	USD	405	CAD	405	11/09/12	1
Goldman Sachs	USD	1,354	CAD	1,327	11/09/12	(26)
Goldman Sachs	USD	1,993	CHF	1,850	11/09/12	(7)
Goldman Sachs	USD	221	EUR	170	11/05/12	—
Goldman Sachs	USD	1	EUR	1	11/09/12	—
Goldman Sachs	USD	2	EUR	2	11/09/12	—
Goldman Sachs	USD	8	EUR	6	11/09/12	—
Goldman Sachs	USD	8	EUR	6	11/09/12	—
Goldman Sachs	USD	16	EUR	12	11/09/12	—
Goldman Sachs	USD	58	EUR	45	11/09/12	—
Goldman Sachs	USD	60	EUR	46	11/09/12	—
Goldman Sachs	USD	60	EUR	46	11/09/12	—
Goldman Sachs	USD	134	EUR	104	11/09/12	—
Goldman Sachs	USD	135	EUR	103	11/09/12	(1)
Goldman Sachs	USD	211	EUR	163	11/09/12	—
Goldman Sachs	USD	267	EUR	205	11/09/12	(1)
Goldman Sachs	USD	279	EUR	216	11/09/12	1
Goldman Sachs	USD	283	EUR	220	11/09/12	1
Goldman Sachs	USD	311	EUR	241	11/09/12	—
Goldman Sachs	USD	313	EUR	240	11/09/12	(2)
Goldman Sachs	USD	398	EUR	307	11/09/12	—
Goldman Sachs	USD	671	EUR	518	11/09/12	1
Goldman Sachs	USD	7	GBP	4	11/09/12	—
Goldman Sachs	USD	16	GBP	10	11/09/12	—
Goldman Sachs	USD	33	GBP	21	11/09/12	—
Goldman Sachs	USD	106	GBP	66	11/09/12	1
Goldman Sachs	USD	33	NOK	186	11/09/12	—
Goldman Sachs	USD	85	NOK	491	11/09/12	1
Goldman Sachs	AUD	10	USD	10	11/09/12	—
Goldman Sachs	AUD	26	USD	27	11/09/12	—
Goldman Sachs	AUD	31	USD	32	11/09/12	—
Goldman Sachs	AUD	36	USD	37	11/09/12	(1)
Goldman Sachs	AUD	37	USD	38	11/09/12	—
Goldman Sachs	AUD	65	USD	66	11/09/12	(1)
Goldman Sachs	AUD	89	USD	92	11/09/12	—
Goldman Sachs	AUD	107	USD	111	11/09/12	—
Goldman Sachs	AUD	450	USD	461	11/09/12	(6)
Goldman Sachs	AUD	4,615	USD	4,700	11/09/12	(88)
Goldman Sachs	CAD	405	USD	405	11/01/12	(1)
Goldman Sachs	CAD	5	USD	5	11/09/12	—
Goldman Sachs	CAD	5	USD	5	11/09/12	—
Goldman Sachs	CAD	40	USD	41	11/09/12	—
Goldman Sachs	CAD	45	USD	46	11/09/12	1
Goldman Sachs	CAD	50	USD	51	11/09/12	1
Goldman Sachs	CAD	55	USD	56	11/09/12	1
Goldman Sachs	CAD	112	USD	114	11/09/12	2

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund	555

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Goldman Sachs	CAD	112	USD	114	11/09/12	1
Goldman Sachs	CAD	112	USD	114	11/09/12	2
Goldman Sachs	CAD	142	USD	145	11/09/12	3
Goldman Sachs	CAD	180	USD	183	11/09/12	3
Goldman Sachs	CAD	188	USD	188	11/09/12	—
Goldman Sachs	CAD	199	USD	200	11/09/12	1
Goldman Sachs	CAD	199	USD	204	11/09/12	4
Goldman Sachs	CAD	240	USD	246	11/09/12	5
Goldman Sachs	CAD	298	USD	300	11/09/12	2
Goldman Sachs	CAD	335	USD	337	11/09/12	1
Goldman Sachs	CAD	625	USD	629	11/09/12	3
Goldman Sachs	CAD	1,262	USD	1,271	11/09/12	7
Goldman Sachs	CAD	4,529	USD	4,638	11/09/12	104
Goldman Sachs	CHF	1,850	USD	1,984	11/09/12	(3)
Goldman Sachs	EUR	307	USD	398	11/05/12	—
Goldman Sachs	EUR	18	USD	24	11/09/12	—
Goldman Sachs	EUR	71	USD	92	11/09/12	—
Goldman Sachs	EUR	78	USD	101	11/09/12	—
Goldman Sachs	EUR	117	USD	153	11/09/12	1
Goldman Sachs	EUR	120	USD	157	11/09/12	1
Goldman Sachs	EUR	160	USD	210	11/09/12	3
Goldman Sachs	EUR	170	USD	220	11/09/12	—
Goldman Sachs	EUR	170	USD	221	11/09/12	—
Goldman Sachs	EUR	201	USD	262	11/09/12	2
Goldman Sachs	EUR	232	USD	299	11/09/12	(1)
Goldman Sachs	EUR	250	USD	327	11/09/12	2
Goldman Sachs	EUR	295	USD	382	11/09/12	—
Goldman Sachs	EUR	322	USD	423	11/09/12	5
Goldman Sachs	EUR	616	USD	799	11/09/12	1
Goldman Sachs	EUR	715	USD	920	11/09/12	(7)
Goldman Sachs	EUR	6,688	USD	8,678	11/09/12	9
Goldman Sachs	GBP	13	USD	22	11/09/12	—
Goldman Sachs	GBP	59	USD	95	11/09/12	—
Goldman Sachs	GBP	236	USD	380	11/09/12	(1)
Goldman Sachs	GBP	1,959	USD	3,141	11/09/12	(21)
Goldman Sachs	NOK	65	USD	11	11/09/12	—
Goldman Sachs	NOK	67	USD	12	11/09/12	—
Goldman Sachs	NOK	101	USD	18	11/09/12	—
Goldman Sachs	NOK	293	USD	51	11/09/12	—
Goldman Sachs	NOK	294	USD	51	11/09/12	—
Goldman Sachs	NOK	576	USD	102	11/09/12	1
Goldman Sachs	NOK	6,417	USD	1,123	11/09/12	(2)
Goldman Sachs	SGD	120	USD	98	11/09/12	—
Goldman Sachs	SGD	150	USD	122	11/09/12	(1)
Goldman Sachs	SGD	178	USD	146	11/09/12	—
Goldman Sachs	SGD	687	USD	562	11/09/12	(1)
Goldman Sachs	SGD	1,376	USD	1,127	11/09/12	(1)
Goldman Sachs	SGD	2,203	USD	1,792	11/09/12	(14)
JPMorgan Chase Bank	USD	3,877	EUR	3,000	11/01/12	12
JPMorgan Chase Bank	USD	3,937	EUR	3,000	11/19/12	(48)
JPMorgan Chase Bank	USD	3,000	ILS	11,509	11/16/12	(38)
JPMorgan Chase Bank	USD	3,000	INR	157,890	11/05/12	(67)
JPMorgan Chase Bank	USD	2,000	INR	105,320	11/15/12	(47)

See accompanying notes which are an integral part of the financial statements.

556	Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

JPMorgan Chase Bank	USD	3,000	INR	158,130	11/15/12	(68)
JPMorgan Chase Bank	USD	2,000	MXN	25,782	11/13/12	(33)
JPMorgan Chase Bank	USD	3,000	MXN	38,204	11/13/12	(85)
JPMorgan Chase Bank	USD	2,400	NOK	13,776	11/13/12	15
JPMorgan Chase Bank	USD	2,600	NOK	14,939	11/13/12	19
JPMorgan Chase Bank	USD	3,259	NZD	4,000	11/19/12	27
JPMorgan Chase Bank	USD	2,996	RUB	93,360	11/13/12	(25)
JPMorgan Chase Bank	CLP	2,371,250	USD	4,910	11/19/12	(9)
JPMorgan Chase Bank	EUR	3,500	GBP	2,829	11/19/12	28
JPMorgan Chase Bank	EUR	3,000	USD	3,865	11/01/12	(24)
JPMorgan Chase Bank	EUR	3,000	USD	3,880	11/19/12	(9)
JPMorgan Chase Bank	GBP	2,836	EUR	3,500	11/19/12	(39)
JPMorgan Chase Bank	ILS	11,509	USD	2,983	11/16/12	21
JPMorgan Chase Bank	INR	157,890	USD	3,003	11/05/12	70
JPMorgan Chase Bank	INR	157,890	USD	3,003	11/05/12	70
JPMorgan Chase Bank	MXN	—	USD	—	11/13/12	—
JPMorgan Chase Bank	MXN	63,985	USD	4,923	11/13/12	41
JPMorgan Chase Bank	MXN	39,258	USD	3,000	11/30/12	9
JPMorgan Chase Bank	NOK	28,714	USD	5,032	11/13/12	(2)
JPMorgan Chase Bank	NOK	23,070	USD	3,988	11/30/12	(54)
JPMorgan Chase Bank	NZD	4,000	USD	3,240	11/19/12	(46)
JPMorgan Chase Bank	RUB	93,360	USD	2,976	11/13/12	5
JPMorgan Chase Bank	SGD	6,143	USD	5,000	11/01/12	(36)
JPMorgan Chase Bank	TRY	5,440	USD	3,000	11/30/12	(24)
Royal Bank of Canada	USD	384	CZK	7,500	12/19/12	4
Royal Bank of Canada	USD	214	MYR	670	12/19/12	5
Royal Bank of Canada	USD	945	TRY	1,740	12/19/12	19
Royal Bank of Canada	IDR	3,600,000	USD	370	12/19/12	(2)
Royal Bank of Canada	ILS	2,440	USD	603	12/19/12	(24)
Royal Bank of Canada	INR	25,000	USD	440	12/19/12	(20)
Royal Bank of Canada	TWD	26,100	USD	877	12/19/12	(16)
Royal Bank of Scotland PLC	USD	37	AUD	36	12/19/12	—
Royal Bank of Scotland PLC	USD	125	AUD	122	12/19/12	1
Royal Bank of Scotland PLC	USD	267	AUD	260	12/19/12	2
Royal Bank of Scotland PLC	USD	297	AUD	288	12/19/12	1
Royal Bank of Scotland PLC	USD	356	AUD	345	12/19/12	—
Royal Bank of Scotland PLC	USD	100	CAD	99	12/19/12	—
Royal Bank of Scotland PLC	USD	116	CAD	115	12/19/12	(1)
Royal Bank of Scotland PLC	USD	62	CHF	58	12/19/12	—
Royal Bank of Scotland PLC	USD	78	CZK	1,500	12/19/12	(1)
Royal Bank of Scotland PLC	USD	77	EUR	59	12/19/12	—
Royal Bank of Scotland PLC	USD	104	EUR	80	12/19/12	—
Royal Bank of Scotland PLC	USD	330	EUR	255	12/19/12	1
Royal Bank of Scotland PLC	USD	460	EUR	354	12/19/12	(1)
Royal Bank of Scotland PLC	USD	473	EUR	361	12/19/12	(5)
Royal Bank of Scotland PLC	USD	542	EUR	417	12/19/12	(1)
Royal Bank of Scotland PLC	USD	602	EUR	464	12/19/12	—
Royal Bank of Scotland PLC	USD	1,287	EUR	989	12/19/12	(4)
Royal Bank of Scotland PLC	USD	26	GBP	16	12/19/12	—
Royal Bank of Scotland PLC	USD	96	GBP	60	12/19/12	1
Royal Bank of Scotland PLC	USD	238	GBP	148	12/19/12	—
Royal Bank of Scotland PLC	USD	241	GBP	151	12/19/12	2
Royal Bank of Scotland PLC	USD	280	GBP	175	12/19/12	2

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund	557

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Royal Bank of Scotland PLC	USD	10	IDR	100,000	12/19/12	—
Royal Bank of Scotland PLC	USD	10	ILS	40	12/19/12	—
Royal Bank of Scotland PLC	USD	10	ILS	40	12/19/12	—
Royal Bank of Scotland PLC	USD	20	ILS	80	12/19/12	—
Royal Bank of Scotland PLC	USD	34	ILS	130	12/19/12	(1)
Royal Bank of Scotland PLC	USD	19	INR	1,000	12/19/12	—
Royal Bank of Scotland PLC	USD	52	INR	2,800	12/19/12	—
Royal Bank of Scotland PLC	USD	2	JPY	132	12/19/12	—
Royal Bank of Scotland PLC	USD	9	KRW	10,000	12/20/12	—
Royal Bank of Scotland PLC	USD	118	KRW	130,000	12/20/12	1
Royal Bank of Scotland PLC	USD	280	KRW	310,000	12/20/12	3
Royal Bank of Scotland PLC	USD	54	MXN	700	12/19/12	(1)
Royal Bank of Scotland PLC	USD	10	MYR	30	12/19/12	—
Royal Bank of Scotland PLC	USD	43	MYR	130	12/19/12	—
Royal Bank of Scotland PLC	USD	72	NOK	408	12/19/12	(1)
Royal Bank of Scotland PLC	USD	129	NOK	732	12/19/12	(1)
Royal Bank of Scotland PLC	USD	750	NOK	4,277	12/19/12	(1)
Royal Bank of Scotland PLC	USD	86	NZD	105	12/19/12	—
Royal Bank of Scotland PLC	USD	308	NZD	379	12/19/12	2
Royal Bank of Scotland PLC	USD	34	PHP	1,400	12/19/12	—
Royal Bank of Scotland PLC	USD	189	PLN	600	12/19/12	(2)
Royal Bank of Scotland PLC	USD	17	RUB	528	12/19/12	—
Royal Bank of Scotland PLC	USD	163	SEK	1,080	12/19/12	(1)
Royal Bank of Scotland PLC	USD	49	SGD	60	12/19/12	—
Royal Bank of Scotland PLC	USD	98	SGD	120	12/19/12	—
Royal Bank of Scotland PLC	USD	180	SGD	220	12/19/12	—
Royal Bank of Scotland PLC	USD	61	TRY	110	12/19/12	—
Royal Bank of Scotland PLC	USD	34	TWD	1,000	12/19/12	—
Royal Bank of Scotland PLC	USD	116	TWD	3,400	12/19/12	—
Royal Bank of Scotland PLC	USD	199	TWD	5,800	12/19/12	—
Royal Bank of Scotland PLC	AUD	257	USD	265	12/19/12	(1)
Royal Bank of Scotland PLC	CAD	27	USD	27	12/19/12	—
Royal Bank of Scotland PLC	CAD	186	USD	190	12/19/12	4
Royal Bank of Scotland PLC	EUR	1	USD	1	12/19/12	—
Royal Bank of Scotland PLC	EUR	6	USD	8	12/19/12	—
Royal Bank of Scotland PLC	EUR	60	USD	78	12/19/12	1
Royal Bank of Scotland PLC	GBP	3	USD	5	12/19/12	—
Royal Bank of Scotland PLC	GBP	5	USD	8	12/19/12	—
Royal Bank of Scotland PLC	GBP	35	USD	57	12/19/12	—
Royal Bank of Scotland PLC	GBP	77	USD	123	12/19/12	(1)
Royal Bank of Scotland PLC	JPY	14,140	USD	179	12/19/12	2
Royal Bank of Scotland PLC	JPY	19,786	USD	253	12/19/12	6
Royal Bank of Scotland PLC	JPY	26,278	USD	331	12/19/12	2
Royal Bank of Scotland PLC	JPY	29,303	USD	368	12/19/12	1
Royal Bank of Scotland PLC	JPY	34,249	USD	429	12/19/12	—
Royal Bank of Scotland PLC	JPY	59,008	USD	738	12/19/12	(1)
Royal Bank of Scotland PLC	JPY	65,305	USD	815	12/19/12	(3)
Royal Bank of Scotland PLC	JPY	211,352	USD	2,649	12/19/12	—
Royal Bank of Scotland PLC	MXN	100	USD	8	12/19/12	—
Royal Bank of Scotland PLC	NOK	47	USD	8	12/19/12	—
Royal Bank of Scotland PLC	NOK	1,768	USD	305	12/19/12	(4)
Royal Bank of Scotland PLC	NZD	13	USD	11	12/19/12	—
Royal Bank of Scotland PLC	NZD	38	USD	31	12/19/12	—

See accompanying notes which are an integral part of the financial statements.

558	Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Royal Bank of Scotland PLC	NZD	150	USD	122	12/19/12	(1)
Royal Bank of Scotland PLC	PLN	10	USD	3	12/19/12	—
Royal Bank of Scotland PLC	RUB	100	USD	3	12/19/12	—
Royal Bank of Scotland PLC	RUB	400	USD	13	12/19/12	—
Royal Bank of Scotland PLC	RUB	500	USD	16	12/19/12	—
Royal Bank of Scotland PLC	RUB	500	USD	16	12/19/12	—
Royal Bank of Scotland PLC	RUB	900	USD	28	12/19/12	—
Royal Bank of Scotland PLC	SGD	30	USD	25	12/19/12	—
Royal Bank of Scotland PLC	SGD	40	USD	33	12/19/12	—
Royal Bank of Scotland PLC	SGD	50	USD	41	12/19/12	—
Royal Bank of Scotland PLC	ZAR	500	USD	57	12/19/12	—
State Street Bank & Trust Co.	USD	10	BRL	20	12/19/12	—
State Street Bank & Trust Co.	USD	10	BRL	20	12/19/12	—
State Street Bank & Trust Co.	USD	29	BRL	60	12/19/12	—
State Street Bank & Trust Co.	USD	44	BRL	90	12/19/12	—
State Street Bank & Trust Co.	USD	3,484	CAD	3,431	12/19/12	(52)
State Street Bank & Trust Co.	USD	5	CHF	5	12/19/12	—
State Street Bank & Trust Co.	USD	229	CLP	111,000	12/19/12	—
State Street Bank & Trust Co.	USD	60	COP	110,000	12/19/12	—
State Street Bank & Trust Co.	USD	13	EUR	10	12/19/12	—
State Street Bank & Trust Co.	USD	117	EUR	90	12/19/12	(1)
State Street Bank & Trust Co.	USD	357	EUR	276	12/19/12	1
State Street Bank & Trust Co.	USD	497	HUF	115,000	12/19/12	26
State Street Bank & Trust Co.	USD	35	ILS	140	12/19/12	1
State Street Bank & Trust Co.	USD	10	INR	500	12/19/12	—
State Street Bank & Trust Co.	USD	18	INR	1,000	12/19/12	1
State Street Bank & Trust Co.	USD	39	INR	2,100	12/19/12	(1)
State Street Bank & Trust Co.	USD	43	INR	2,300	12/19/12	(1)
State Street Bank & Trust Co.	USD	52	INR	2,900	12/19/12	2
State Street Bank & Trust Co.	USD	56	INR	3,000	12/19/12	(1)
State Street Bank & Trust Co.	USD	62	INR	3,400	12/19/12	1
State Street Bank & Trust Co.	USD	75	INR	4,000	12/19/12	(2)
State Street Bank & Trust Co.	USD	76	INR	4,000	12/19/12	(2)
State Street Bank & Trust Co.	USD	81	INR	4,300	12/19/12	(1)
State Street Bank & Trust Co.	USD	88	INR	4,700	12/19/12	(1)
State Street Bank & Trust Co.	USD	395	JPY	30,668	12/19/12	(10)
State Street Bank & Trust Co.	USD	9	KRW	10,000	12/20/12	—
State Street Bank & Trust Co.	USD	18	KRW	20,000	12/20/12	—
State Street Bank & Trust Co.	USD	45	KRW	50,000	12/20/12	1
State Street Bank & Trust Co.	USD	45	KRW	50,000	12/20/12	1
State Street Bank & Trust Co.	USD	45	KRW	50,000	12/20/12	1
State Street Bank & Trust Co.	USD	54	KRW	60,000	12/20/12	1
State Street Bank & Trust Co.	USD	1,169	KRW	1,330,000	12/20/12	48
State Street Bank & Trust Co.	USD	8	MXN	100	12/19/12	—
State Street Bank & Trust Co.	USD	8	MXN	100	12/19/12	—
State Street Bank & Trust Co.	USD	8	MXN	100	12/19/12	—
State Street Bank & Trust Co.	USD	8	MXN	100	12/19/12	—
State Street Bank & Trust Co.	USD	15	MXN	200	12/19/12	—
State Street Bank & Trust Co.	USD	31	MXN	400	12/19/12	(1)
State Street Bank & Trust Co.	USD	54	MXN	700	12/19/12	(1)
State Street Bank & Trust Co.	USD	425	MXN	5,600	12/19/12	1
State Street Bank & Trust Co.	USD	3	MYR	10	12/19/12	—
State Street Bank & Trust Co.	USD	3	MYR	10	12/19/12	—

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund	559

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	USD	6	MYR	20	12/19/12	—
State Street Bank & Trust Co.	USD	6	MYR	20	12/19/12	—
State Street Bank & Trust Co.	USD	10	MYR	30	12/19/12	—
State Street Bank & Trust Co.	USD	10	MYR	30	12/19/12	—
State Street Bank & Trust Co.	USD	13	MYR	40	12/19/12	—
State Street Bank & Trust Co.	USD	147	NZD	180	12/19/12	1
State Street Bank & Trust Co.	USD	670	PHP	28,000	12/19/12	9
State Street Bank & Trust Co.	USD	611	PLN	2,030	12/19/12	21
State Street Bank & Trust Co.	USD	4	RUB	114	12/19/12	—
State Street Bank & Trust Co.	USD	490	RUB	15,982	12/19/12	16
State Street Bank & Trust Co.	USD	87	SEK	573	12/19/12	(1)
State Street Bank & Trust Co.	USD	1,957	SEK	13,245	12/19/12	37
State Street Bank & Trust Co.	USD	8	SGD	10	12/19/12	—
State Street Bank & Trust Co.	USD	16	SGD	20	12/19/12	—
State Street Bank & Trust Co.	USD	24	SGD	30	12/19/12	—
State Street Bank & Trust Co.	USD	24	SGD	30	12/19/12	—
State Street Bank & Trust Co.	USD	33	SGD	40	12/19/12	—
State Street Bank & Trust Co.	USD	33	SGD	40	12/19/12	—
State Street Bank & Trust Co.	USD	41	SGD	50	12/19/12	—
State Street Bank & Trust Co.	USD	49	SGD	60	12/19/12	—
State Street Bank & Trust Co.	USD	65	SGD	80	12/19/12	—
State Street Bank & Trust Co.	USD	34	TWD	1,000	12/19/12	—
State Street Bank & Trust Co.	USD	45	TWD	1,300	12/19/12	—
State Street Bank & Trust Co.	USD	48	TWD	1,400	12/19/12	—
State Street Bank & Trust Co.	USD	48	TWD	1,400	12/19/12	—
State Street Bank & Trust Co.	USD	51	TWD	1,500	12/19/12	—
State Street Bank & Trust Co.	USD	55	TWD	1,600	12/19/12	—
State Street Bank & Trust Co.	USD	58	TWD	1,700	12/19/12	—
State Street Bank & Trust Co.	USD	72	TWD	2,100	12/19/12	—
State Street Bank & Trust Co.	USD	82	TWD	2,400	12/19/12	—
State Street Bank & Trust Co.	USD	89	TWD	2,600	12/19/12	—
State Street Bank & Trust Co.	USD	89	TWD	2,600	12/19/12	—
State Street Bank & Trust Co.	USD	92	TWD	2,700	12/19/12	—
State Street Bank & Trust Co.	USD	92	TWD	2,700	12/19/12	—
State Street Bank & Trust Co.	BRL	630	USD	304	12/19/12	(4)
State Street Bank & Trust Co.	CAD	7	USD	7	12/19/12	—
State Street Bank & Trust Co.	CAD	20	USD	21	12/19/12	1
State Street Bank & Trust Co.	CAD	29	USD	29	12/19/12	—
State Street Bank & Trust Co.	CAD	88	USD	90	12/19/12	2
State Street Bank & Trust Co.	CAD	102	USD	103	12/19/12	1
State Street Bank & Trust Co.	CAD	120	USD	123	12/19/12	3
State Street Bank & Trust Co.	CAD	190	USD	195	12/19/12	5
State Street Bank & Trust Co.	EUR	20	USD	26	12/13/12	—
State Street Bank & Trust Co.	EUR	30	USD	39	12/13/12	—
State Street Bank & Trust Co.	EUR	30	USD	39	12/13/12	—
State Street Bank & Trust Co.	EUR	40	USD	52	12/13/12	—
State Street Bank & Trust Co.	EUR	70	USD	91	12/13/12	—
State Street Bank & Trust Co.	EUR	80	USD	103	12/13/12	(1)
State Street Bank & Trust Co.	EUR	80	USD	104	12/13/12	—
State Street Bank & Trust Co.	EUR	130	USD	169	12/13/12	—
State Street Bank & Trust Co.	EUR	320	USD	414	12/13/12	(1)
State Street Bank & Trust Co.	EUR	860	USD	1,118	12/13/12	3
State Street Bank & Trust Co.	EUR	10	USD	13	12/17/12	—

See accompanying notes which are an integral part of the financial statements.

560	Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

State Street Bank & Trust Co.	EUR	120	USD	155	12/17/12	(1)
State Street Bank & Trust Co.	EUR	30	USD	39	12/19/12	—
State Street Bank & Trust Co.	EUR	570	USD	740	12/19/12	—
State Street Bank & Trust Co.	EUR	6,858	USD	8,671	12/19/12	(222)
State Street Bank & Trust Co.	EUR	9,271	USD	11,684	12/19/12	(338)
State Street Bank & Trust Co.	EUR	210	USD	275	12/21/12	3
State Street Bank & Trust Co.	EUR	690	USD	890	12/28/12	(5)
State Street Bank & Trust Co.	GBP	142	USD	229	12/19/12	—
State Street Bank & Trust Co.	GBP	1,974	USD	3,143	12/19/12	(42)
State Street Bank & Trust Co.	GBP	140	USD	227	12/28/12	1
State Street Bank & Trust Co.	GBP	556	USD	893	12/28/12	(4)
State Street Bank & Trust Co.	JPY	393,390	USD	5,000	11/16/12	72
State Street Bank & Trust Co.	JPY	794,710	USD	10,000	11/16/12	44
State Street Bank & Trust Co.	JPY	3,167,160	USD	40,000	11/16/12	322
State Street Bank & Trust Co.	JPY	639,327	USD	8,106	12/19/12	94
State Street Bank & Trust Co.	JPY	28,200	USD	363	12/28/12	9
State Street Bank & Trust Co.	KRW	40,000	USD	35	12/20/12	(1)
State Street Bank & Trust Co.	KRW	60,000	USD	53	12/20/12	(2)
State Street Bank & Trust Co.	KRW	60,000	USD	53	12/20/12	(2)
State Street Bank & Trust Co.	NOK	240	USD	42	12/19/12	—
State Street Bank & Trust Co.	PHP	100	USD	2	12/19/12	—
State Street Bank & Trust Co.	PHP	100	USD	2	12/19/12	—
State Street Bank & Trust Co.	PHP	200	USD	5	12/19/12	—
State Street Bank & Trust Co.	SGD	30	USD	24	12/19/12	—
State Street Bank & Trust Co.	TRY	110	USD	60	12/19/12	(1)
UBS AG	USD	4,500	AUD	4,416	12/19/12	67
UBS AG	USD	4,028	NOK	23,667	12/19/12	116
UBS AG	USD	883	NZD	1,111	12/19/12	29
UBS AG	USD	748	SGD	930	12/19/12	15
UBS AG	ZAR	2,700	USD	320	12/19/12	11

Total Unrealized appreciation (depreciation) on Open Foreign Currency Exchange Contracts						25

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund	561

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Currency Swap Contracts
Counter party	Fund Receives	Fund Pays	Termination Date	Fair Value $

Deutsche Bank AG	USD 1,103 plus 3 Month LIBOR	TRY 1,980 plus 6.300%	10/24/21	(14)

Total Fair Value on Open Currency Swap Contracts Premiums Paid (Received) - ($1) (å)				(14)

Interest Rate Swap Contracts
Counter party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Fair Value $

Bank of America	PLN	7,232	4.250%	Six Month LIBOR	09/13/17	4
Bank of America	PLN	390	4.300%	Six Month LIBOR	09/18/17	1
Bank of America	USD	218	Three Month LIBOR	1.800%	10/23/22	(2)
Deutsche Bank	NZD	799	3.788%	NZD-BBR-Telerate	10/30/22	6
JPMorgan	MXN	50,000	6.690%	Mexico Interbank 28 Day Deposit Rate	09/10/32	(32)

Total Fair Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $ - (å)						(23)

Credit Default Swap Contracts
Credit Indices
Reference Entity	Counter party		Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Fair Value $

Dow Jones CDX North America High Yield Index	Bank of America	5.173%	USD	750	5.000%		12/20/17	(1)
Markit iTraxx Index	Deutsche Bank	1.755%	EUR	300	(1.000%	)	12/20/17	14
Markit iTraxx Index	Deutsche Bank	3.075%	EUR	200	(5.000%	)	12/20/17	(25)

Total Fair Value on Open Credit Indices Premiums Paid (Received) - ($7)								(12)

Sovereign Issues
Reference Entity	Counter party	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Fair Value $

Argentina Government International Bond	Deutsche Bank	35.000%	USD	2,500	5.000%		09/20/13	(534)
Brazil Government International Bond	Deutsche Bank	1.486%	USD	1,500	(1.000%	)	09/20/22	62
China Government International Bond	Deutsche Bank	0.648%	USD	625	(1.000%	)	09/20/17	(11)
Columbia Government International Bond	Bank of America	1.399%	USD	1,500	(1.000%	)	09/20/22	51
Mexico Government International Bond	Bank of America	1.377%	USD	1,500	(1.000%	)	09/20/22	48
Poland Government International Bond	Deutsche Bank		USD	2,650	1.000%		09/20/17	20
Russia Government International Bond	Deutsche Bank	1.440%	USD	2,650	(1.000%	)	09/20/17	52
South Africa Government International Bond	JPMorgan	1.495%	USD	3,250	1.000%		12/20/17	(76)
South Africa Government International Bond	JPMorgan	2.066%	USD	3,250	(1.000%	)	12/20/22	298
Spain Government International Bond	Bank of America	3.245%	USD	1,000	(1.000%	)	09/20/22	167
Thailand Government International Bond	Deutsche Bank	0.837%	USD	500	(1.000%	)	09/20/17	(4)

Total Fair Value on Open Sovereign Issues Premiums Paid (Received) - $602								73

Total Fair Value on Open Credit Default Swap Contracts Premiums Paid (Received) - $595 (å)								61

See accompanying notes which are an integral part of the financial statements.

562	Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Long-Term Investments
Corporate Bonds and Notes	$—	$42,348	$—	$42,348	5.8
International Debt	—	12,830	1,437	14,267	1.9
Loan Agreements	—	19,852	—	19,852	2.7
Municipal Bonds	—	2,641	1,073	3,714	0.5
Non-US Bonds	—	22,734	—	22,734	3.1
United States Government Treasuries	—	10,751	—	10,751	1.5
Common Stocks
Consumer Discretionary	22,451	—	—	22,451	3.1
Consumer Staples	931	—	—	931	0.1
Energy	10,921	—	—	10,921	1.5
Financial Services	35,936	—	—	35,936	4.9
Health Care	17,679	—	67	17,746	2.4
Materials and Processing	12,001	—	—	12,001	1.6
Producer Durables	13,714	—	—	13,714	1.9
Technology	18,250	—	—	18,250	2.5
Utilities	17,325	—	—	17,325	2.3
Investments in Other Funds	16,568	—	—	16,568	2.2
Preferred Stocks	2,998	—	—	2,998	0.4
Options Purchased	22,115	128	—	22,243	3.0
Short-Term Investments	—	399,954	498	400,452	54.5
Repurchase Agreements	—	4,073	—	4,073	0.6

Total Investments	190,889	515,311	3,075	709,275	96.5

Securities Sold Short*
Long-Term Investments	—	(4,067)	—	(4,067)	(0.6)
Common Stocks	(38,268)	—	(90)	(38,358)	(5.2)
Investments in Other Funds	(5,076)	—	—	(5,076)	(0.7)
Other Assets and Liabilities, Net					10.0

					100.0

Other Financial Instruments
Futures Contracts	(629)	—	—	(629)	(0.1)
Options Written	(2,459)	—	—	(2,459)	(0.3)
Foreign Currency Exchange Contracts	(1)	26	—	25	— **
Currency Swap Contracts	—	(13)	—	(13)	(— )**
Interest Rate Swap Contracts	—	(23)	—	(23)	(— )**
Credit Default Swap Contracts	—	(534)	—	(534)	(0.1)

Total Other Financial Instruments***	$(3,089)	$(544)	$—	$(3,633)

*	Refer to Schedule of Investments for detailed sector breakout.
**	Less than .05% of net assets.
***	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended October 31, 2012 were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund	563

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Fair Value of Derivative Instruments — October 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts	Commodity Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$22,038	$—	$128	$—	$77
Unrealized appreciation on foreign currency exchange contracts	—	—	2,088	—	—
Daily variation margin on futures contracts**	443	—	225	297	999
Interest rate swap contracts, at fair value	—	—	—	11	—
Credit default swap contracts, at fair value	—	712	—	—	—

Total	$22,481	$712	$2,441	$308	$1,076

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts**	$875	$—	$100	$263	$1,355
Unrealized depreciation on foreign currency exchange contracts	—	—	2,063	—	—
Options written, at fair value	2,459	—	—	—	—
Interest rate swap contracts, at fair value	—	—	—	34	—
Credit default swap contracts, at fair value	—	651	—	—	—
Currency swap contracts, at fair value	—	—	14	—	—

Total	$3,334	$651	$2,177	$297	$1,355

Derivatives not accounted for as hedging instruments	Equity Contracts	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts	Commodity Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$(1,162)	$—	$—	$—	$—
Futures contracts	(2,895)	—	—	—	—
Options written	390	—	—	—	—
Credit default swap contracts	—	(5)	—	—	—
Foreign currency-related transactions****	—	—	(276)	—	—

Total	$(3,667)	$(5)	$(276)	$—	$—

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****	$(1,552)	$—	$43	$—	$(4)
Futures contracts	(432)	—	125	34	(356)
Options written	263	—	—	—	—
Interest rate swap contracts	—	—	—	(23)	—
Credit default swap contracts	—	(534)	—	—	—
Currency swap contracts	—	—	(13)	—	—
Foreign currency-related transactions******	—	—	25	—	—

Total	$(1,721)	$(534)	$180	$11	$(360)

*	Market Value of purchased options.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments.
Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
***	Includes net realized gain (loss) on purchased options as reported in Statement of Operations.
****	Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*****	Includes net change in unrealized appreciation/depreciation on purchased options as reported in Schedule of Investments.
******	Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

564	Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Statement of Assets and Liabilities(†) — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$708,119
Investments, at fair value *******	709,275
Cash	881
Cash (restricted) (a)(b)	10,920
Deposits with brokers for securities sold short	40,487
Foreign currency holdings*	25,265
Unrealized appreciation on foreign currency exchange contracts	2,088
Receivables:
Dividends and interest	1,501
Dividends from affiliated Russell funds	41
Investments sold	6,891
Fund shares sold	2,323
From affiliates	128
Variation margin on futures contracts	25,021
Prepaid expenses	171
Interest rate swap contracts, at fair value***	11
Credit default swap contracts, at fair value****	712

Total assets	825,715

Liabilities
Payables:
Due to broker (c)	74
Deposits owed to brokers for securities sold short	1,274
Investments purchased	32,172
Fund shares redeemed	739
Accrued fees to affiliates	1,085
Other accrued expenses	120
Variation margin on futures contracts	1,976
Dividends for securities sold short	181
Unrealized depreciation on foreign currency exchange contracts	2,063
Options written, at fair value**	2,459
Securities sold short, at fair value******	47,501
Interest rate swap contracts, at fair value***	34
Credit default swap contracts, at fair value****	651
Currency swap contracts, at fair value*****	14

Total liabilities	90,343

Net Assets	$735,372

(†)	The Statement of Assets and Liabilities is consolidated and includes the balances of Russell Multi-Strategy Alternative Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund	565

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Statement of Assets and Liabilities(†) , continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(425)
Accumulated net realized gain (loss)	(415)
Unrealized appreciation (depreciation) on:
Investments	1,156
Futures contracts	(629)
Options written	263
Interest rate swap contracts	(23)
Credit default swap contracts	(534)
Currency swap contracts	(13)
Securities sold short	(535)
Foreign currency-related transactions	(820)
Shares of beneficial interest	739
Additional paid-in capital	736,608

Net Assets	$735,372

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$9.95
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$10.56
Class A — Net assets	$278,639
Class A — Shares outstanding ($.01 par value)	28,009
Net asset value per share: Class C(#)	$9.94
Class C — Net assets	$1,505,185
Class C — Shares outstanding ($.01 par value)	151,504
Net asset value per share: Class E(#)	$9.95
Class E — Net assets	$13,400,854
Class E — Shares outstanding ($.01 par value)	1,346,964
Net asset value per share: Class S(#)	$9.95
Class S — Net assets	$403,575,606
Class S — Shares outstanding ($.01 par value)	40,548,774
Net asset value per share: Class Y(#)	$9.96
Class Y — Net assets	$316,611,440
Class Y — Shares outstanding ($.01 par value)	31,788,288
Amounts in thousands
* Foreign currency holdings - cost	$26,160
** Premiums received on options written	$2,722
*** Interest rate swap contracts - premiums paid (received)	$—
**** Credit default swap contracts - premiums paid (received)	$595
***** Currency swap contracts - premiums paid (received)	$(1)
******Proceeds on securities sold short	$46,966
*******Investments in affiliates, Russell U.S. Cash Management Fund	$333,676
(a) Cash Collateral for Swaps	$6,370
(b) Cash Collateral for Options	$4,550
(c) Due to Broker for Options	$74

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.
(†)	The Statement of Assets and Liabilities is consolidated and includes the balances of Russell Multi-Strategy Alternative Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

566	Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Statement of Operations(†) — For the Period Ended October 31, 2012(1)

Amounts in thousands
Investment Income
Dividends	$716
Dividends from affiliated Russell funds	118
Interest	2,292

Total investment income	3,126

Expenses
Advisory fees	2,424
Administrative fees	78
Custodian fees	97
Distribution fees - Class A	— **
Distribution fees - Class C	1
Transfer agent fees - Class A	— **
Transfer agent fees - Class C	— **
Transfer agent fees - Class E	3
Transfer agent fees - Class S	174
Transfer agent fees - Class Y	3
Professional fees	87
Registration fees	3
Shareholder servicing fees - Class C	1
Shareholder servicing fees - Class E	4
Trustees’ fees	5
Printing fees	16
Dividends from securities sold short	238
Interest expense paid on securities sold short	74
Organizational fees	104
Miscellaneous	4

Expenses before reductions	3,316
Expense reductions	(112)

Net expenses	3,204

Net investment income (loss)	(78)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(750)
Futures contracts	(2,895)
Options written	390
Credit default swap contracts	(5)
Securities sold short	436
Foreign currency-related transactions	6

Net realized gain (loss)	(2,818)

Net change in unrealized appreciation (depreciation) on:
Investments	1,156
Futures contracts	(629)
Options written	263
Interest rate swap contracts	(23)
Credit default swap contracts	(534)
Currency swap contracts	(13)
Securities sold short	(535)
Foreign currency-related transactions	(820)

Net change in unrealized appreciation (depreciation)	(1,135)

Net realized and unrealized gain (loss)	(3,953)

Net Increase (Decrease) in Net Assets from Operations	$(4,031)

**	Less than $500.
(1)	For the period August 7, 2012 (commencement of operations) to October 31, 2012.
(†)	The Statement of Operations is consolidated and includes the balances of Russell Multi-Strategy Alternative Fund Ltd. (wholly owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated. Refer to Note 3 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund	567

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Statement of Changes in Net Assets(†)

Amounts in thousands	For the Period Ended October 31, 2012(1)
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(78)
Net realized gain (loss)	(2,818)
Net change in unrealized appreciation (depreciation)	(1,135)

Net increase (decrease) in net assets from operations	(4,031)

Share Transactions*
Net increase (decrease) in net assets from share transactions	739,403

Total Net Increase (Decrease) in Net Assets	735,372

Net Assets
Beginning of period	—

End of period	$735,372

Undistributed (overdistributed) net investment income included in net assets	$(425)

(†)	The Statement of Changes in Net Assets is consolidated and includes the balances of Russell Multi-Strategy Alternative Fund Ltd. (wholly owned subsidiary).

Accordingly, all interfund balances and transactions have been eliminated. Refer to note 3 in the Notes to Financial Statements.

(1)	For the period August 7, 2012 (commencement of operations) to October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

568	Russell Multi-Strategy Alternative Fund

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Consolidated Statement of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the period ended October 31, 2012 was as follows:

	2012 (1)
	Shares	Dollars

Class A(1)
Proceeds from shares sold	28	$280
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	—	—

Net increase (decrease)	28	280

Class C(1)
Proceeds from shares sold	162	1,617
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(10)	(104)

Net increase (decrease)	152	1,513

Class E(1)
Proceeds from shares sold	1,374	13,735
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(27)	(267)

Net increase (decrease)	1,347	13,468

Class S(1)
Proceeds from shares sold	42,036	420,487
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(1,487)	(14,857)

Net increase (decrease)	40,549	405,630

Class Y(1)
Proceeds from shares sold	32,082	321,452
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(294)	(2,940)

Net increase (decrease)	31,788	318,512

Total increase (decrease)	73,864	$739,403

(1)	For the period August 7, 2012 (commencement of operations) to October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund	569

Russell Investment Company

Russell Multi-Strategy Alternative Fund

Financial Highlights — For the Period Ended

For a Share Outstanding Throughout The Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)		$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Net Asset Value, End of Period
Class A
October 31, 2012(7)	10.00	(.01)		(.04)	(.05)	9.95
Class C
October 31, 2012(7)	10.00	(.03)		(.03)	(.06)	9.94
Class E
October 31, 2012(7)	10.00	(.01)		(.04)	(.05)	9.95
Class S
October 31, 2012(7)	10.00	(—	)(f)	(.05)	(.05)	9.95
Class Y
October 31, 2012(7)	10.00	—	(f)	(.04)	(.04)	9.96

See accompanying notes which are an integral part of the financial statements.

570	Russell Multi-Strategy Alternative Fund

% Total Return(b)(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(g)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

(.50)	279	2.47	2.39	(.42)	97

(.60)	1,505	3.20	3.12	(1.51)	97

(.50)	13,401	2.52	2.43	(.62)	97

(.50)	403,576	2.23	2.15	(.18)	97

(.40)	316,611	2.03	1.96	.14	97

See accompanying notes which are an integral part of the financial statements.

Russell Multi-Strategy Alternative Fund	571

Russell Investment Company

Russell Strategic Call Overwriting Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Russell Strategic Call Overwriting Fund - Class S
Total Return
Inception *	0.68%

CBOE S&P 500 BuyWrite Index (BXMSM ) **
Total Return
Inception *	(0.24)%

572	Russell Strategic Call Overwriting Fund

Russell Investment Company

Russell Strategic Call Overwriting Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

What is the Fund’s investment objective?

The Fund seeks to provide total return with lower volatility than U.S. equity markets.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the period of August 15, 2012 (inception of the Fund) through October 31, 2012, the Russell Strategic Call Overwriting Fund’s Class S Shares gained 0.68%. This is compared to the Fund’s benchmark, the CBOE S&P 500 BuyWrite Index, which lost 0.24% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the period of August 15, 2012 (inception of the Fund) through fiscal year ended October 31, 2012, the Lipper® Long/Short Equity Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 0.54%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund was launched on August 15, 2012 and therefore, there was only 10 weeks of Fund performance for the fiscal year ended October 31, 2012. Fund performance was impacted by the low levels of premiums received from the S&P 500 option overlay for most of this time period. This is evidenced by the historically low level of implied volatility (the volatility of an underlying instrument implied by an option’s price) of 14.6% as measured by the CBOE S&P 500 Volatility Index (VIX) at the time of the Fund’s launch and an average of 15.8% during the time period. Implied volatility increased to 18.6% at the end of October, which is closer to its long term historical average. The lower than average volatility environment was offset by the wider than normal implied to realized volatility spread during most of this time period. With the S&P 500 Index trading at multi-year highs, the market offered attractive entry points to overwrite which also offset lower levels of option premiums received.

How did the investment strategies and techniques employed by the Fund affect its benchmark relative performance?

The Fund outperformed its benchmark by 0.92% from August 15, 2012 (inception of the Fund) through October 31, 2012.

The Fund uses a multi-factor quantitative model to guide its sale of index call options. The overwriting strategy was positioned for equity upside appreciation at launch due to favorable market momentum and volatility signals. During late September and through October, the strategy took a more defensive posture by writing at-the-money and slightly in-the-money calls. This was signaled by significantly low levels of implied volatility and statistically significant market technicals that indicated overbought conditions.

The equity portfolio underperformed the S&P 500 Index during the period, returning 0.72% compared to the S&P 500 Index return of 0.85%. During the period, the equity portfolio was positioned to perform similarly to the S&P 500 Index and performed within tracking error expectations. The equity portfolio is constructed by using a multi-factor quantitative model that utilizes index sampling techniques and considers of a number of factors, which result in weighting and security selection differences between the Fund’s holdings and the index. This caused the equity portfolio’s relative underperformance. With respect to index sector weights, the Fund was neutrally positioned relative to the S&P 500 Index.

Describe any changes to the Fund’s structure.

The Fund was launched August 15, 2012 and since the Fund’s launch, there were no changes to the Fund’s structure.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued class S Shares on August 15, 2012.

**

CBOE S&P 500 BuyWrite Index (BXMSM ) Index is a passive total return index based on (1) buying an S&P 500® stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM ) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Russell Strategic Call Overwriting Fund	573

Russell Investment Company

Russell Strategic Call Overwriting Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from August 16, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
August 16, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,006.78	$1,020.26
Expenses Paid During Period*	$2.05	$4.93

*	Expenses are equal to the Fund’s annualized expense ratio of 0.97% (representing the 77-day period annualized), multiplied by the average account value over the period, multiplied by 77/366 (to reflect the period since commencement of operations). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher. Hypothetical expenses are equal to the Fund’s annualized expenses ratio of 0.97% (representing the six-month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

574	Russell Strategic Call Overwriting Fund

Russell Investment Company

Russell Strategic Call Overwriting Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Common Stocks - 91.9%
Consumer Discretionary - 12.4%
Aaron's, Inc. Class A	813	25
Abercrombie & Fitch Co. Class A	705	22
Advance Auto Parts, Inc.	242	17
Amazon.com, Inc. (Æ)	1,882	438
AMC Networks, Inc. Class A (Æ)	208	10
Apollo Group, Inc. Class A (Æ)	883	18
Ascena Retail Group, Inc. (Æ)	1,028	20
AutoNation, Inc. (Æ)	793	35
Avon Products, Inc.	2,947	46
Bally Technologies, Inc. (Æ)	834	42
Best Buy Co., Inc.	2,196	33
Big Lots, Inc. (Æ)	858	25
Cablevision Systems Corp. Class A	2,034	35
CarMax, Inc. (Æ)	2,143	72
Charter Communications, Inc. Class A (Æ)	238	18
Choice Hotels International, Inc.	371	12
Cinemark Holdings, Inc.	640	16
Comcast Corp. Class A	14,173	531
Costco Wholesale Corp.	2,774	273
Darden Restaurants, Inc.	1,646	87
DIRECTV (Æ)	3,729	191
Dollar General Corp. (Æ)	773	38
DR Horton, Inc.	2,554	54
DreamWorks Animation SKG, Inc. Class A (Æ)	725	15
DSW, Inc. Class A	248	16
Dunkin' Brands Group, Inc.	807	25
eBay, Inc. (Æ)	5,496	265
Expedia, Inc.	660	39
Family Dollar Stores, Inc.	992	65
Ford Motor Co.	22,381	250
Fortune Brands Home & Security, Inc. (Æ)	422	12
Fossil, Inc. (Æ)	339	30
GameStop Corp. Class A	1,714	39
Gannett Co., Inc.	2,709	46
Gentex Corp.	1,362	23
Goodyear Tire & Rubber Co. (The) (Æ)	2,724	31
H&R Block, Inc.	2,342	41
Harman International Industries, Inc.	461	19
Hasbro, Inc.	1,950	70
Home Depot, Inc.	8,129	499
International Game Technology	2,060	26
Interpublic Group of Cos., Inc. (The)	3,137	32
ITT Educational Services, Inc. (Æ)	76	2
JC Penney Co., Inc.	1,168	28
Lamar Advertising Co. Class A (Æ)	451	18
Lear Corp.	1,368	58
Leggett & Platt, Inc.	555	15
Lennar Corp. Class A	1,734	65
Liberty Media Corp. - Interactive (Æ)	2,762	55
Madison Square Garden Co. (The) Class A (Æ)	235	10
McDonald's Corp.	5,369	466
Michael Kors Holdings, Ltd. (Æ)	360	20
Netflix, Inc. (Æ)	367	29

	Principal Amount ($) or Shares	Fair Value $
Newell Rubbermaid, Inc.	1,515	31
News Corp. Class A	11,251	269
Nielsen Holdings NV (Æ)	159	5
Nike, Inc. Class B	2,230	204
Nu Skin Enterprises, Inc. Class A	284	13
Pandora Media, Inc. (Æ)	520	4
PulteGroup, Inc. (Æ)	2,526	44
PVH Corp.	797	88
Regal Entertainment Group Class A	1,014	16
Sally Beauty Holdings, Inc. (Æ)	1,330	32
Scripps Networks Interactive, Inc. Class A	791	48
Snap-on, Inc.	695	54
Starbucks Corp.	3,857	177
Target Corp.	4,139	264
Tempur-Pedic International, Inc. (Æ)	151	4
Tiffany & Co.	1,061	67
Time Warner, Inc.	5,898	256
TJX Cos., Inc.	4,675	195
TripAdvisor, Inc. (Æ)	706	21
Urban Outfitters, Inc. (Æ)	1,573	56
Visteon Corp. (Æ)	226	10
Wal-Mart Stores, Inc. (☐)	8,046	603
Walt Disney Co. (The)	9,883	485
Washington Post Co. (The) Class B	27	9
Whirlpool Corp.	463	45
Wyndham Worldwide Corp.	1,892	95

		7,462

Consumer Staples - 8.5%
Altria Group, Inc.	12,917	411
Bunge, Ltd.	647	46
Campbell Soup Co.	3,206	113
Coca-Cola Co. (The) (☐)	20,234	752
Colgate-Palmolive Co.	2,686	282
Constellation Brands, Inc. Class A (Æ)	847	30
CVS Caremark Corp.	6,771	314
Dean Foods Co. (Æ)	1,203	20
GNC Holdings, Inc. Class A	469	18
Green Mountain Coffee Roasters, Inc. (Æ)	268	6
Herbalife, Ltd.	216	11
Hillshire Brands Co.	522	14
Hormel Foods Corp.	2,789	82
Kimberly-Clark Corp.	2,511	210
Kraft Foods Group, Inc. (Æ)	3,645	166
Molson Coors Brewing Co. Class B	1,277	55
Mondelez International, Inc. Class A	10,694	284
PepsiCo, Inc. (☐)	8,627	597
Philip Morris International, Inc. (☐)	8,049	713
Procter & Gamble Co. (The) (☐)	12,724	881
Ralcorp Holdings, Inc. (Æ)	301	22
Safeway, Inc.	2,324	38
Tyson Foods, Inc. Class A	2,568	43

		5,108

Energy - 10.1%
Anadarko Petroleum Corp.	3,508	241
Apache Corp.	3,012	249

Russell Strategic Call Overwriting Fund	575

Russell Investment Company

Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Cheniere Energy, Inc. (Æ)	914	15
Chevron Corp. (☐)	9,790	1,079
Cobalt International Energy, Inc. (Æ)	440	9
ConocoPhillips	7,679	444
CONSOL Energy, Inc.	1,692	59
Denbury Resources, Inc. (Æ)	5,000	77
Diamond Offshore Drilling, Inc.	1,082	75
EXCO Resources, Inc.	1,470	12
Exxon Mobil Corp. (☐)	21,661	1,974
First Solar, Inc. (Æ)	471	11
Halliburton Co.	5,732	185
Helmerich & Payne, Inc.	1,227	59
Kosmos Energy, Ltd. (Æ)	811	9
Nabors Industries, Ltd. (Æ)	3,471	47
National Oilwell Varco, Inc.	2,857	211
Newfield Exploration Co. (Æ)	1,388	38
Occidental Petroleum Corp.	4,810	380
Peabody Energy Corp.	1,825	51
QEP Resources, Inc.	1,517	44
Rowan Companies PLC (Æ)	1,570	50
Schlumberger, Ltd.	7,698	535
SM Energy Co.	493	27
Superior Energy Services, Inc. (Æ)	1,073	22
Tesoro Corp.	1,058	40
Ultra Petroleum Corp. (Æ)	699	16
Whiting Petroleum Corp. (Æ)	1,117	47
WPX Energy, Inc. (Æ)	1,914	32

		6,038

Financial Services - 15.4%
Affiliated Managers Group, Inc. (Æ)	867	110
Alliance Data Systems Corp. (Æ)	375	54
American Campus Communities, Inc. (ö)	1,157	52
American Capital Agency Corp. (ö)	1,397	46
American Express Co.	6,784	380
Apartment Investment & Management
Co. Class A (ö)	2,311	62
Ares Capital Corp.	3,489	61
Assurant, Inc.	1,255	47
Bank of America Corp.	53,271	496
Berkshire Hathaway, Inc. Class B (Æ)(☐)	9,567	827
CapitalSource, Inc.	2,125	17
CBRE Group, Inc. Class A (Æ)	3,976	72
Chimera Investment Corp. (ö)	2,226	6
Cincinnati Financial Corp.	3,808	152
Citigroup, Inc.	14,660	548
Comerica, Inc.	2,923	87
DDR Corp. (ö)	6,591	101
Digital Realty Trust, Inc. (ö)	593	36
Duke Realty Corp. (ö)	4,212	61
Dun & Bradstreet Corp. (The)	318	26
E*Trade Financial Corp. (Æ)	4,055	34
Eaton Vance Corp.	3,867	109
Equifax, Inc.	1,080	54
Federal Realty Investment Trust (ö)	1,153	124
Federated Investors, Inc. Class B	1,442	34
Fidelity National Financial, Inc. Class A	4,096	88

	Principal Amount ($) or Shares	Fair Value $
Fidelity National Information Services, Inc.	1,950	64
First Horizon National Corp.	3,802	35
Genworth Financial, Inc. Class A (Æ)	4,514	27
Goldman Sachs Group, Inc. (The)	2,660	326
Hudson City Bancorp, Inc.	5,916	50
Huntington Bancshares, Inc.	11,657	74
JPMorgan Chase & Co. (☐)	17,544	731
Kilroy Realty Corp. (ö)	1,430	64
Legg Mason, Inc.	1,466	37
Lender Processing Services, Inc.	648	16
Leucadia National Corp.	1,930	44
Lincoln National Corp.	3,179	79
Macerich Co. (The) (ö)	1,138	65
Mastercard, Inc. Class A	621	286
MBIA, Inc. (Æ)	504	5
MetLife, Inc.	6,373	226
NASDAQ OMX Group, Inc. (The)	2,029	48
NYSE Euronext	3,004	74
Old Republic International Corp.	1,160	11
People's United Financial, Inc.	6,651	80
Plum Creek Timber Co., Inc. (ö)	1,485	65
Raymond James Financial, Inc.	1,908	73
Realty Income Corp. (ö)	1,467	58
RenaissanceRe Holdings, Ltd.	1,137	93
SEI Investments Co.	2,299	50
Simon Property Group, Inc. (ö)	2,242	341
SL Green Realty Corp. (ö)	765	58
StanCorp Financial Group, Inc.	420	14
Synovus Financial Corp.	5,725	14
Taubman Centers, Inc. (ö)	953	75
TD Ameritrade Holding Corp.	4,432	70
Torchmark Corp.	2,123	107
Total System Services, Inc.	2,098	47
Unum Group	6,038	122
US Bancorp	11,979	398
Visa, Inc. Class A	2,833	393
Waddell & Reed Financial, Inc. Class A	2,503	83
Weingarten Realty Investors (ö)	2,068	56
Wells Fargo & Co. (☐)	25,413	857
WR Berkley Corp.	1,829	71
XL Group PLC Class A	3,492	86
Zions Bancorporation	4,152	89

		9,246

Health Care - 10.6%
Abbott Laboratories	7,541	494
Allscripts Healthcare Solutions, Inc. (Æ)	877	11
Amgen, Inc.	3,858	334
Baxter International, Inc.	3,803	238
Biogen Idec, Inc. (Æ)	1,376	190
Bristol-Myers Squibb Co.	8,211	273
Bruker Corp. (Æ)	627	8
CareFusion Corp. (Æ)	1,951	52
Catamaran Corp. (Æ)	599	28
Coventry Health Care, Inc.	1,071	47
Dentsply International, Inc.	2,494	92
Eli Lilly & Co.	6,412	312

576	Russell Strategic Call Overwriting Fund

Russell Investment Company

Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

Express Scripts Holding Co. (Æ)	4,348	268
Gilead Sciences, Inc. (Æ)	3,793	255
HCA Holdings, Inc.	842	24
Health Net, Inc. (Æ)	409	9
Henry Schein, Inc. (Æ)	1,103	81
Hill-Rom Holdings, Inc.	344	10
Hospira, Inc. (Æ)	985	30
IDEXX Laboratories, Inc. (Æ)	602	58
Incyte Corp., Ltd. (Æ)	309	5
Johnson & Johnson (☐)	13,623	964
Medivation, Inc. (Æ)	308	16
Medtronic, Inc.	7,431	309
Merck & Co., Inc. (☐)	14,873	679
Myriad Genetics, Inc. (Æ)	312	8
Patterson Cos., Inc.	2,093	70
PerkinElmer, Inc.	2,794	86
Pfizer, Inc. (☐)	36,666	911
ResMed, Inc.	556	22
Sirona Dental Systems, Inc. (Æ)	468	27
Tenet Healthcare Corp. (Æ)	1,398	33
United Therapeutics Corp. (Æ)	369	17
UnitedHealth Group, Inc.	5,679	318
Varian Medical Systems, Inc. (Æ)	1,286	86
Warner Chilcott PLC Class A	426	5

		6,370

Materials and Processing - 3.6%
Airgas, Inc.	739	66
Albemarle Corp.	615	34
Allegheny Technologies, Inc.	1,360	36
Ball Corp.	1,532	66
Bemis Co., Inc.	1,486	49
Cabot Corp.	522	19
Cliffs Natural Resources, Inc.	1,253	45
Commercial Metals Co.	1,364	19
Domtar Corp.	329	26
Dow Chemical Co. (The)	6,590	193
EI du Pont de Nemours & Co.	5,565	248
FMC Corp.	1,611	86
Freeport-McMoRan Copper & Gold, Inc.	6,025	234
Huntsman Corp.	1,062	16
International Flavors & Fragrances, Inc.	698	45
Kronos Worldwide, Inc.	478	6
Lennox International, Inc.	252	13
Masco Corp.	2,812	42
MeadWestvaco Corp.	1,876	56
Monsanto Co.	3,051	262
Owens-Illinois, Inc. (Æ)	1,379	27
Packaging Corp. of America	848	30
Praxair, Inc.	2,502	265
Reliance Steel & Aluminum Co.	409	22
Rockwood Holdings, Inc.	821	38
Sealed Air Corp.	1,166	19
Southern Copper Corp.	1,575	60
Steel Dynamics, Inc.	1,561	20
Tahoe Resources, Inc. (Æ)	173	4

	Principal Amount ($) or Shares	Fair Value $
Titanium Metals Corp.	1,783	21
United States Steel Corp.	1,624	33
Vulcan Materials Co.	617	28

		2,128

Producer Durables - 9.5%
3M Co.	4,138	362
Accenture PLC Class A	3,456	233
AGCO Corp. (Æ)	898	41
Allison Transmission Holdings, Inc.	500	10
Ametek, Inc.	1,493	53
Avery Dennison Corp.	1,187	38
Boeing Co. (The)	4,758	335
Booz Allen Hamilton Holding Corp. Class A	65	1
Caterpillar, Inc.	4,322	367
Chicago Bridge & Iron Co. NV	442	17
Cintas Corp.	1,276	53
Copa Holdings SA Class A	11	1
Delta Air Lines, Inc. (Æ)	1,496	14
Emerson Electric Co.	4,637	225
Flir Systems, Inc.	1,574	31
Flowserve Corp.	709	96
GATX Corp.	511	21
General Cable Corp. (Æ)	584	17
General Electric Co. (☐)	49,182	1,035
Genpact, Ltd.	676	12
GrafTech International, Ltd. (Æ)	858	9
Harsco Corp.	819	16
Honeywell International, Inc.	5,144	315
IDEX Corp.	2,248	96
IHS, Inc. Class A (Æ)	144	12
Iron Mountain, Inc.	1,290	45
Jacobs Engineering Group, Inc. (Æ)	1,369	53
Joy Global, Inc.	1,124	70
Kennametal, Inc.	994	35
L-3 Communications Holdings, Inc.	1,297	96
Matson, Inc.	892	19
Mettler-Toledo International, Inc. (Æ)	390	66
Navistar International Corp. (Æ)	312	6
Oshkosh Corp. (Æ)	638	19
Pall Corp.	1,518	96
Pitney Bowes, Inc.	2,023	29
Quanta Services, Inc. (Æ)	1,724	45
Robert Half International, Inc.	1,651	44
Rockwell Collins, Inc.	1,847	99
RR Donnelley & Sons Co.	1,424	14
Ryder System, Inc.	494	22
Southwest Airlines Co.	3,742	33
Teekay Corp.	526	16
Tidewater, Inc.	344	16
TransDigm Group, Inc.	332	44
Trimble Navigation, Ltd. (Æ)	866	41
Union Pacific Corp.	2,914	359
United Parcel Service, Inc. Class B	4,941	362
United Technologies Corp.	5,279	413

Russell Strategic Call Overwriting Fund	577

Russell Investment Company

Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Fair Value $

URS Corp.	334	11
Waters Corp. (Æ)	1,329	109
WESCO International, Inc. (Æ)	875	57
Xylem, Inc.	2,358	57

		5,686

Technology - 15.6%
Advanced Micro Devices, Inc. (Æ)	4,582	9
Akamai Technologies, Inc. (Æ)	887	34
Ansys, Inc. (Æ)	309	22
AOL, Inc. (Æ)	331	11
Apple, Inc. (☐)	4,233	2,520
Avago Technologies, Ltd.	465	15
Avnet, Inc. (Æ)	1,478	42
BMC Software, Inc. (Æ)	1,340	55
Cadence Design Systems, Inc. (Æ)	4,432	56
Cisco Systems, Inc.	25,091	430
Computer Sciences Corp.	949	29
Cree, Inc. (Æ)	384	12
Electronic Arts, Inc. (Æ)	3,031	37
EMC Corp. (Æ)	11,104	271
Facebook, Inc. Class A (Æ)	275	6
Fairchild Semiconductor International,
Inc. Class A (Æ)	1,609	19
Fortinet, Inc. (Æ)	757	15
Freescale Semiconductor, Ltd. (Æ)	543	5
Fusion-io, Inc. (Æ)	326	8
Google, Inc. Class A (Æ)(☐)	1,210	824
Harris Corp.	1,332	61
Hewlett-Packard Co.	9,674	134
IAC/InterActiveCorp	333	16
Informatica Corp. (Æ)	531	14
Intel Corp. (☐)	24,371	527
International Business Machines Corp. (☐)	4,993	972
Jabil Circuit, Inc.	2,062	36
JDS Uniphase Corp. (Æ)	3,969	38
Lam Research Corp. (Æ)	1,621	57
Linear Technology Corp.	3,619	113
LinkedIn Corp. Class A (Æ)	128	14
LSI Corp. (Æ)	4,148	28
Marvell Technology Group, Ltd.	1,954	15
Maxim Integrated Products, Inc.	1,355	37
Microchip Technology, Inc.	2,373	74
Micron Technology, Inc. (Æ)	7,096	38
Microsoft Corp. (☐)	36,717	1,049
Molex, Inc.	2,203	57
NetSuite, Inc. (Æ)	320	20
NeuStar, Inc. Class A (Æ)	446	16
Oracle Corp. (☐)	19,664	611
QUALCOMM, Inc.	8,752	513
Riverbed Technology, Inc. (Æ)	485	9
SAIC, Inc.	2,835	31
SBA Communications Corp. Class A (Æ)	1,228	82
Skyworks Solutions, Inc. (Æ)	498	12

	Principal Amount ($) or Shares		Fair Value $
SolarWinds, Inc. (Æ)	203		10
Splunk, Inc. (Æ)	366		10
Teradyne, Inc. (Æ)	2,531		37
Texas Instruments, Inc.	7,262		204
VeriSign, Inc. (Æ)	1,322		49
Vishay Intertechnology, Inc. (Æ)	635		5
VMware, Inc. Class A (Æ)	343		29
Zynga, Inc. Class A (Æ)	1,289		3

			9,341

Utilities - 6.2%
AGL Resources, Inc.	1,116		46
Ameren Corp.	4,785		157
AT&T, Inc. (☐)	28,412		984
Calpine Corp. (Æ)	2,233		39
Clearwire Corp. Class A (Æ)	1,694		3
CMS Energy Corp.	6,680		162
Duke Energy Corp.	4,661		306
Exelon Corp.	5,956		213
Frontier Communications Corp.	4,046		19
Integrys Energy Group, Inc.	1,072		58
MetroPCS Communications, Inc. (Æ)	2,260		23
NII Holdings, Inc. (Æ)	544		4
NiSource, Inc.	4,159		106
NRG Energy, Inc.	2,043		44
Pepco Holdings, Inc.	4,275		85
Pinnacle West Capital Corp.	2,955		157
Questar Corp.	2,916		59
SCANA Corp.	2,255		111
Southern Co.	6,798		318
TECO Energy, Inc.	7,299		130
Verizon Communications, Inc. (☐)	14,446		645
Windstream Corp.	3,118		30

			3,699

Total Common Stocks (cost $55,381)			55,078

Short-Term Investments - 4.3%
Russell U.S. Cash Management Fund	2,571,051	(µ)	2,571

Total Short-Term Investments (cost $2,571)			2,571

Total Investments - 96.2% (identified cost $57,952)			57,649

Other Assets and Liabilities, Net - 3.8%			2,292

Net Assets - 100.0%			59,941

See accompanying notes which are an integral part of the financial statements.

578	Russell Strategic Call Overwriting Fund

Russell Investment Company

Russell Strategic Call Overwriting Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 E-Mini Index Futures (CME)	47	USD	3,306	12/12	(33)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(33)

Options Written	Call/Put	Number of Contracts	Strike Price	Notional Amount		Expiration Date	Fair Value $

S&P 500 Index	Call	39	425.00	USD	4	11/02/12	(5)
S&P 500 Index	Call	42	435.00	USD	4	11/02/12	(2)
S&P 500 Index	Call	39	425.00	USD	4	11/07/12	(25)
S&P 500 Index	Call	42	435.00	USD	4	11/09/12	(24)
S&P 500 Index	Call	130	450.00	USD	13	11/17/12	(75)
S&P 500 Index	Call	115	435.00	USD	12	11/30/12	(150)

Total Liability for Options Written (premiums received $454) (å)							(281)

Transactions in options written contracts for the period ended October 31, 2012 were as follows:

	Number of Contracts	Premiums Received

Outstanding August 16, 2012 (commencement of operations)	—	$—
Opened	3,140	3,554
Closed	(2,733)	(3,100)
Expired	—	—

Outstanding October 31, 2012	407	$454

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund	579

Russell Investment Company

Russell Strategic Call Overwriting Fund

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$7,462	$—	$—	$7,462	12.4
Consumer Staples	5,108	—	—	5,108	8.5
Energy	6,038	—	—	6,038	10.1
Financial Services	9,246	—	—	9,246	15.4
Health Care	6,370	—	—	6,370	10.6
Materials and Processing	2,128	—	—	2,128	3.6
Producer Durables	5,686	—	—	5,686	9.5
Technology	9,341	—	—	9,341	15.6
Utilities	3,699	—	—	3,699	6.2
Short-Term Investments	—	2,571	—	2,571	4.3

Total Investments	55,078	2,571	—	57,649	96.2

Other Assets and Liabilities, Net					3.8

					100.0

Other Financial Instruments
Futures Contracts	(33)	—	—	(33)	(0.1)
Options Written	(106)	(175)	—	(281)	(0.5)

Total Other Financial Instruments*	$(139)	$(175)	$—	$(314)

*	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the Levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

580	Russell Strategic Call Overwriting Fund

Russell Investment Company

Russell Strategic Call Overwriting Fund

Fair Value of Derivative Instruments — October 31, 2012

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$33
Options written, at fair value	281

Total	$314

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$33
Options written	268

Total	$301

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(33)
Options written	173

Total	$140

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund	581

Russell Investment Company

Russell Strategic Call Overwriting Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$57,952
Investments, at fair value*	57,649
Cash (restricted) (a)(b)	819
Receivables:
Dividends and interest	69
Dividends from affiliated Russell funds	1
Fund shares sold	1,645
From affiliates	12
Prepaid expenses	100

Total assets	60,295

Liabilities
Payables:
Fund shares redeemed	40
Accrued fees to affiliates	12
Other accrued expenses	19
Daily variation margin on futures contracts	2
Options written, at fair value**	281

Total liabilities	354

Net Assets	$59,941

See accompanying notes which are an integral part of the financial statements.

582	Russell Strategic Call Overwriting Fund

Russell Investment Company

Russell Strategic Call Overwriting Fund

Statement of Assets and Liabilities, continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$80
Accumulated net realized gain (loss)	300
Unrealized appreciation (depreciation) on:
Investments	(303)
Futures contracts	(33)
Options written	173
Shares of beneficial interest	60
Additional paid-in capital	59,664

Net Assets	$59,941

Net asset value per share: Class S(#)	$10.06
Class S — Net assets	$59,941,240
Class S — Shares outstanding ($.01 par value)	5,957,346
Amounts in thousands

* Investments in affiliates, Russell U.S. Cash Management Fund	$2,571
** Premiums received on options written	$454
(a) Cash Collateral for Futures	$600
(b) Cash Collateral for Options Written	$219

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund	583

Russell Investment Company

Russell Strategic Call Overwriting Fund

Statement of Operations — For the Period Ended October 31, 2012(1)

Amounts in thousands
Investment Income
Dividends	$179
Dividends from affiliated Russell funds	2

Total investment income	181

Expenses
Advisory fees	85
Administrative fees	5
Custodian fees	3
Transfer agent fees - Class S	21
Professional fees	36
Registration fees	1
Trustees’ fees	— **
Printing fees	2
Organizational costs	46
Miscellaneous	1

Expenses before reductions	200
Expense reductions	(97)

Net expenses	103

Net investment income (loss)	78

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1)
Futures contracts	33
Options written	268

Net realized gain (loss)	300

Net change in unrealized appreciation (depreciation) on:
Investments	(303)
Futures contracts	(33)
Options written	173

Net change in unrealized appreciation (depreciation)	(163)

Net realized and unrealized gain (loss)	137

Net Increase (Decrease) in Net Assets from Operations	$215

(1)	For the period August 16, 2012 (commencement of operations) to October 31, 2012.
**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

584	Russell Strategic Call Overwriting Fund

Russell Investment Company

Russell Strategic Call Overwriting Fund

Statement of Changes in Net Assets

Amounts in thousands	For the Period Ended October 31, 2012(1)
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$78
Net realized gain (loss)	300
Net change in unrealized appreciation (depreciation)	(163)

Net increase (decrease) in net assets from operations	215

Distributions
From net investment income
Class S	(44)

Net decrease in net assets from distributions	(44)

Share Transactions*
Net increase (decrease) in net assets from share transactions	59,770

Total Net Increase (Decrease) in Net Assets	59,941

Net Assets
Beginning of period	—

End of period	$59,941

Undistributed (overdistributed) net investment income included in net assets	$80

(1)	For the period August 16, 2012 (commencement of operations) to October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund	585

Russell Investment Company

Russell Strategic Call Overwriting Fund

Statement of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the period ended October 31, 2012 were as follows:

	2012
	Shares	Dollars

Class S(1)
Proceeds from shares sold	6,046	$60,664
Proceeds from reinvestment of distributions	4	43
Payments for shares redeemed	(93)	(937)

Total increase (decrease)	5,957	$59,770

(1)	For the period August 16, 2012 (commencement of operations) to October 31, 2012.

See accompanying notes which are an integral part of the financial statements.

586	Russell Strategic Call Overwriting Fund

(This page intentionally left blank)

Russell Investment Company

Russell Strategic Call Overwriting Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss) (a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Total Distributions	$ Net Asset Value, End of Period
Class S
October 31, 2012(8)	10.00	.02	.05	.07	(.01)	(.01)	10.06

See accompanying notes which are an integral part of the financial statements.

588	Russell Strategic Call Overwriting Fund

% Total Return(b)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(d)	% Ratio of Expenses to Average Net Assets, Net(d)(e)	% Ratio of Net Investment Income to Average Net Assets(d)(e)	% Portfolio Turnover Rate(b)

.68	59,941	1.88	.97	.73	—

See accompanying notes which are an integral part of the financial statements.

Russell Strategic Call Overwriting Fund	589

Russell Investment Company

Russell Money Market Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction cost, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,000.00	$1,024.48
Expenses Paid During Period*	$0.65	$0.66

*	Expenses are equal to the Fund’s annualized expense ratio of 0.13% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,000.00	$1,024.48
Expenses Paid During Period*	$0.65	$0.66

*	Expenses are equal to the Fund’s annualized expense ratio of 0.13% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

590	Russell Money Market Fund

Russell Investment Company

Russell Money Market Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Rate %	Date of Maturity#	Fair Value $

Domestic Commercial Paper - 3.2%
Straight-A Funding, LLC	3,000	1.000	12/18/12	3,000
Straight-A Funding, LLC	3,000	1.000	12/21/12	2,999

Total Domestic Commercial Paper (amortized cost $5,999)				5,999

United States Government Agencies - 43.3%
AID to INH Portugal Guaranteed Notes, weekly demand (Ê)(Å)	3,438	0.894	12/01/17	3,453
Fannie Mae	1,500	4.750	02/21/13	1,521
Federal Home Loan Bank Discount Notes	2,700	Zero coupon	01/28/13	2,699
Federal Home Loan Bank Discount Notes	7,766	Zero coupon	11/01/12	7,766
Federal Home Loan Bank Discount Notes	7,809	Zero coupon	11/02/12	7,809
Federal Home Loan Bank Discount Notes	4,000	Zero coupon	01/02/13	3,999
Federal Home Loan Bank Discount Notes	3,000	Zero coupon	01/04/13	2,999
Federal Home Loan Bank Discount Notes	5,000	Zero coupon	01/11/13	4,999
Federal Home Loan Bank Discount Notes	1,500	Zero coupon	03/15/13	1,499
Federal Home Loan Banks	5,000	1.625	11/21/12	5,004
Federal Home Loan Banks	1,000	0.170	02/06/13	1,000
Federal Home Loan Mortgage Corp. Discount Notes	7,500	Zero coupon	01/03/13	7,498
Federal Home Loan Mortgage Corp. Discount Notes	2,775	Zero coupon	01/22/13	2,774
Federal National Mortgage Association (Ê)	7,700	0.380	12/03/12	7,701
Federal National Mortgage Association Discount Notes	1,910	Zero coupon	11/02/12	1,910
Federal National Mortgage Association Discount Notes	1,500	Zero coupon	01/09/13	1,500
Freddie Mac Discount Notes	5,000	Zero coupon	11/01/12	5,000
Freddie Mac Discount Notes	5,572	Zero coupon	12/17/12	5,571
Freddie Mac Discount Notes	7,415	Zero coupon	01/07/13	7,413

Total United States Government Agencies (amortized cost $82,115)				82,115

United States Treasury - 56.4%
United States Treasury Bills	9,123	Zero coupon	11/01/12	9,123
United States Treasury Bills	10,375	Zero coupon	11/08/12	10,375
United States Treasury Bills	30,000	Zero coupon	11/15/12	29,999
United States Treasury Bills	25,191	Zero coupon	11/23/12	25,189
United States Treasury Bills	5,350	Zero coupon	12/06/12	5,350
United States Treasury Bills	4,000	Zero coupon	01/03/13	3,999
United States Treasury Bills	10,000	Zero coupon	01/10/13	9,998
United States Treasury Notes	5,000	1.375	11/15/12	5,003
United States Treasury Notes	5,000	0.500	11/30/12	5,001
United States Treasury Notes	1,000	0.625	01/31/13	1,001
United States Treasury Notes	2,000	2.750	02/28/13	2,017

Total United States Treasury (amortized cost $107,055)				107,055

Total Investments - 102.9% (cost $195,169)(†)				195,169

Other Assets and Liabilities, Net - (2.9%)				(5,415)

Net Assets - 100.0%				189,754

See accompanying notes which are an integral part of the financial statements.

Russell Money Market Fund	591

Russell Investment Company

Russell Money Market Fund

Schedule of Investments, continued — October 31, 2012

Amounts in thousands (except share and cost per unit amounts)

Restricted Securities

% of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Fair Value (000) $

1.8%
AID to INH Portugal Guaranteed Notes, weekly demand	05/06/94	3,438	100.44	3,453	3,453

					3,453

For a description of restricted securities see note 9 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

592	Russell Money Market Fund

Russell Investment Company

Russell Money Market Fund

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

	Fair Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Domestic Commercial Paper	$—	$5,999	$—	$5,999	3.2
United States Government Agencies	—	82,115	—	82,115	43.3
United States Treasury	—	107,055	—	107,055	56.4

Total Investments	$—	$195,169	$—	$195,169	102.9

Other Assets and Liabilities, Net					(2.9)

					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

For disclosure on transfers between Levels 1, 2 and 3 during the period ended October 31, 2012, see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Russell Money Market Fund	593

Russell Investment Company

Russell Money Market Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at amortized cost which approximates fair value	$195,169
Receivables:
Interest	122
Investments sold	201
Fund shares sold	552

Total assets	196,044

Liabilities
Payables:
Due to custodian	110
Fund shares redeemed	5,715
Accrued fees to affiliates	351
Other accrued expenses	99
Income distribution	15

Total liabilities	6,290

Net Assets	$189,754

See accompanying notes which are an integral part of the financial statements.

594	Russell Money Market Fund

Russell Investment Company

Russell Money Market Fund

Statement of Assets and Liabilities, continued — October 31, 2012

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(15)
Accumulated net realized gain (loss)	(6)
Shares of beneficial interest	1,898
Additional paid-in capital	187,877

Net Assets	$189,754

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$1.00
Class A — Net assets	$47,144,805
Class A — Shares outstanding ($.01 par value)	47,067,767
Net asset value per share: Class S(#)	$1.00
Class S — Net assets	$142,609,088
Class S — Shares outstanding ($.01 par value)	142,746,292

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Russell Money Market Fund	595

Russell Investment Company

Russell Money Market Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Interest	$182

Total investment income	182

Expenses
Advisory fees	362
Administrative fees	90
Custodian fees	60
Transfer agent fees - Class A	100
Transfer agent fees - Class S	235
Professional fees	36
Registration fees	104
Trustees’ fees	5
Printing fees	7
Miscellaneous	10

Expenses before reductions	1,009
Expense reductions	(827)

Net expenses	182

Net investment income (loss)	—

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(2)
Net change in unrealized appreciation (depreciation) on investments	—

Net realized and unrealized gain (loss)	(2)

Net Increase (Decrease) in Net Assets from Operations	$(2)

See accompanying notes which are an integral part of the financial statements.

596	Russell Money Market Fund

Russell Investment Company

Russell Money Market Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$—	$5
Net realized gain (loss)	(2)	(3)
Net change in unrealized appreciation (depreciation)	—	—

Net increase (decrease) in net assets from operations	(2)	2

Distributions
From net investment income
Class A	—	(65)
Class S	—	(214)

Net decrease in net assets from distributions	—	(279)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(23,295)	(125,409)

Total Net Increase (Decrease) in Net Assets	(23,297)	(125,686)

Net Assets
Beginning of period	213,051	338,737

End of period	$189,754	$213,051

Undistributed (overdistributed) net investment income included in net assets	$(15)	$1

See accompanying notes which are an integral part of the financial statements.

Russell Money Market Fund	597

Russell Investment Company

Russell Money Market Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
	On a Constant Dollar Basis	On a Constant Dollar Basis

Class A
Proceeds from shares sold	$14,249	$24,424
Proceeds from reinvestment of distributions	—	64
Payments for shares redeemed	(31,294)	(38,368)

Net increase (decrease)	(17,045)	(13,880)

Class S
Proceeds from shares sold	296,876	373,085
Proceeds from reinvestment of distributions	—	213
Payments for shares redeemed	(303,126)	(484,827)

Net increase (decrease)	(6,250)	(111,529)

Total increase (decrease)	$(23,295)	$(125,409)

See accompanying notes which are an integral part of the financial statements.

598	Russell Money Market Fund

(This page intentionally left blank)

Russell Investment Company

Russell Money Market Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(d)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income
Class A
October 31, 2012	1.0000	—	—	—	—
October 31, 2011	1.0000	.0001	.0008	.0009	(.0009)
October 31, 2010	1.0000	.0005	(.0005)	—	— (f)
October 31, 2009	1.0000	.0052	(.0010)	.0042	(.0042)
October 31, 2008	1.0000	.0324	.0016	.0340	(.0340)
Class S
October 31, 2012	1.0000	—	—	—	—
October 31, 2011	1.0000	—	.0009	.0009	(.0009)
October 31, 2010	1.0000	.0005	(.0005)	—	— (f)
October 31, 2009	1.0000	.0053	(.0004)	.0049	(.0049)
October 31, 2008	1.0000	.0344	.0007	.0351	(.0351)

See accompanying notes which are an integral part of the financial statements.

600	Russell Money Market Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)		$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(d)		% Ratio of Net Investment Income to Average Net Assets(d)

—	1.0000	—		47,145	.56	.10		—
(.0009)	1.0000	.09		64,191	.54	.13		—
— (f)	1.0000	.08	(h)	78,133	.44	.12	(h)	.05	(h)
(.0042)	1.0000	.42		166,150	.63	.31		.52
(.0340)	1.0000	3.45		415,233	.42	.26		3.24

—	1.0000	—		142,609	.56	.10		—
(.0009)	1.0000	.09		148,860	.54	.13		—
— (f)	1.0000	.08	(h)	260,604	.44	.12	(h)	.05	(h)
(.0049)	1.0000	.49		2,411,490	.55	.23		.53
(.0351)	1.0000	3.56		4,874,243	.32	.16		3.44

See accompanying notes which are an integral part of the financial statements.

Russell Money Market Fund	601

Russell Investment Company

Russell Funds

Notes to Schedules of Investments — October 31, 2012

Footnotes:

(Æ)	Nonincome-producing security.
(Ï)	Forward commitment.
(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(ƒ)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(ö)	Real Estate Investment Trust (REIT).
(µ)	Bond is insured by a guarantor.
(ß)	Illiquid security.
(Ø)	In default.
(ç)	At amortized cost, which approximates market value.
(ž)	Rate noted is yield-to-maturity from date of acquisition.
(æ)	Pre-refunded: These bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold) or swap contracts entered into by the Fund.
(×)	The security is purchased with the cash collateral from the securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(Û)	All or a portion of the shares of this security are held as collateral in connection with securities sold short.
(†)	The identified cost for Federal income tax purposes is the same as shown above.
(#)	All securities with a maturity greater than thirteen months have a demand feature or an optional or mandatory put, or are pre-refunded, resulting in an effective maturity of thirteen months or less. Additionally, all daily and weekly demand securities are backed by direct payment of letters of credit.
(¥)	Unrounded units
(å)	Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund. See Statement of Assets and Liabilities.
(☐)	All or a portion of the shares of this security are held as collateral in connection with options written contracts.

Abbreviations:

ADR - American Depositary Receipt

ADS - American Depositary Share

BBR - Bank Bill Rate

BBSW - Bank Bill Swap Reference Rate

CIBOR - Copenhagen Interbank Offered Rate

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CVO - Contingent Value Obligation

EMU - European Economic and Monetary Union

EURIBOR - Euro Interbank Offered Bank

FDIC - Federal Deposit Insurance Company

GDR - Global Depositary Receipt

GDS - Global Depositary Share

LIBOR - London Interbank Offered Rate

NIBOR - Norwegian Interbank Offered Rate

PIK - Payment in Kind

REMIC - Real Estate Mortgage Investment Conduit

STRIP - Separate Trading of Registered Interest and Principal of Securities

SFE - Sydney Futures Exchange

TBA - To Be Announced Security

UK - United Kingdom

602	Notes to Schedules of Investments

Russell Investment Company

Russell Funds

Notes to Schedules of Investments, continued — October 31, 2012

Foreign Currency Abbreviations:

ARS - Argentine peso	HKD - Hong Kong dollar	PHP - Philippine peso
AUD - Australian dollar	HUF - Hungarian forint	PKR - Pakistani rupee
BRL - Brazilian real	IDR - Indonesian rupiah	PLN - Polish zloty
CAD - Canadian dollar	ILS - Israeli shekel	RUB - Russian ruble
CHF - Swiss franc	INR - Indian rupee	SEK - Swedish krona
CLP - Chilean peso	ISK - Iceland krona	SGD - Singapore dollar
CNY - Chinese renminbi yuan	ITL - Italian lira	SKK - Slovakian koruna
COP - Colombian peso	JPY - Japanese yen	THB - Thai baht
CRC - Costa Rica colon	KES - Kenyan schilling	TRY - Turkish lira
CZK - Czech koruna	KRW - South Korean won	TWD - Taiwanese dollar
DKK - Danish krone	MXN - Mexican peso	USD - United States dollar
DOP - Dominican peso	MYR - Malaysian ringgit	UYU – Uruguayo peso
EGP - Egyptian pound	NOK - Norwegion krone	VEB - Venezuelan bolivar
EUR - Euro	NGN – Nigeria naira	VND - Vietnam dong
GBP - British pound sterling	NZD - New Zealand dollar	ZAR - South African rand
GHS - Ghana cedi	PEN - Peruvian nuevo sol

Notes to Schedules of Investments	603

Russell Investment Company

Russell Funds

Notes to Financial Highlights — October 31, 2012

(1)	For the period September 2, 2008 (commencement of operations) to October 31, 2008.
(2)	For the period September 26, 2008 (commencement of operations) to October 31, 2008.
(3)	For the period June 1, 2010 (commencement of operations) to October 31, 2010.
(4)	For the period July 1, 2010 (commencement of operations) to October 31, 2010.
(5)	For the period October 1, 2010 (commencement of operations) to October 31, 2010.
(6)	For the period February 7, 2012 (commencement of operations) to October 31, 2012.
(7)	For the period August 7, 2012 (commencement of operations) to October 31, 2012.
(8)	For the period August 16, 2012 (commencement of operations) to October 31, 2012.
(a)	Average daily shares outstanding were used for this calculation.
(b)	The ratios for periods less than one year are not annualized.
(c)	Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower.
(d)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) and /or Russell Fund Services Company (“RFSC”), and for certain funds, custody credit arrangements.
(e)	The ratios for periods less than one year are annualized.
(f)	Less than $.01 per share.
(g)	For the Russell U.S. Defensive Equity Fund, the respective annualized net expense ratios, not including the dividends and interest expense from short sales, were as follows:

For the period ended	Class A	Class C	Class E	Class I	Class S	Class Y
October 31, 2012	1.09%	1.83%	1.03%	0.76%	0.83%	0.65%
October 31, 2011	1.08%	1.83%	1.01%	0.75%	0.83%	0.65%
October 31, 2010	1.06%	1.81%	0.95%	0.71%	0.81%	0.64%
October 31, 2009	1.07%	1.81%	0.94%	0.69%	0.82%	0.64%
October 31, 2008	1.09%	1.84%	0.94%	0.71%	0.83%	0.65%

For the Russell U.S. Strategic Equity Fund, the respective annualized net expense ratios, not including the dividends and interest expense from short sales, were as follows:

For the period ended	Class A	Class C	Class E	Class S
October 31, 2012	1.10%	1.85%	1.10%	0.85%

For the Russell U.S. Multi-Strategy Alternative Fund, the respective annualized net expense ratios, not including the dividends and interest expense from short sales, were as follows:

For the period ended	Class A	Class C	Class E	Class S	Class Y
October 31, 2012	2.20%	2.93%	2.16%	1.96%	1.75%

(h)	For fiscal year 2010, expenses on the Russell Money Market Fund were over accrued on several categories. Adjustments to these estimates have been made and are reflected in this presentation. If adjustments had not been made, the expense ratios would have been higher and the net investment income and the total return would have been lower. Additionally, the Fund’s total return reflects a voluntary payment from an affiliate for realized losses. Excluding this reimbursement the Fund’s total return would have been 0.22% lower.
(i)	Distributions in excess of accumulated earnings and profits but not in excess of current earnings and profits computed on a tax basis.

See accompanying notes which are an integral part of the financial statements.

604	Notes to Financial Highlights

Russell Investment Company

Russell Funds

Notes to Financial Statements — October 31, 2012

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 40 different investment portfolios referred to as Funds. These financial statements report on 23 of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operated as a Massachusetts business trust under a Second Amended and Restated Master Trust Agreement dated October 1, 2008 as amended (“Master Trust Agreement”). The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. Russell Money Market Fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of such money market fund securities or short-term debt obligations. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell Fund Services Company (“RFSC”).

U.S. GAAP defines fair market value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active (such as interest rates, yield curves, implied volatilities, credit spreads) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Equity securities, including common and preferred stock, that are traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are

Notes to Financial Statements	605

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2012

actively traded, and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Certain foreign equity securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of certain indexes of securities, based on the statistical analysis of historical relationship. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 of the fair value hierarchy.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis and marked-to-market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows of each tranche, market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 2 of the fair value hierarchy if the privately-held investment funds’ redemption terms require 90 days notice or less. If the redemption terms require greater than 90 days notice for redemptions, then the investment will be categorized as Level 3. The Funds have adopted the authoritative guidance under U.S. GAAP for estimating the fair value of investments in funds that have calculated NAV per share in accordance with the specialized accounting guidance for investment companies. Accordingly, the Funds estimate the fair value of an investment in a fund using the NAV per share without further adjustment as a practical expedient, if the NAV per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Financial over-the-counter derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of Fund shares is determined may be reflected in the calculation of NAV for each applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. securities market (defined in the fair value procedures as the movement by a single major U.S. index greater than a certain percentage) or other significant event; foreign market holidays if, on a daily basis, a Fund’s foreign exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares, since foreign securities can trade on non-business days.

606	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2012

The Russell U.S. Core Equity, Russell U.S. Defensive Equity, Russell U.S. Dynamic Equity, Russell U.S. Strategic Equity, Russell U.S. Large Cap Equity, Russell U.S. Mid Cap Equity, Russell U.S. Small Cap Equity, Russell Tax-Managed U.S. Large Cap, Russell Tax-Managed U.S. Mid & Small Cap, Russell Tax Exempt Bond, Russell Multi-Strategy Alternative, Russell Strategic Call Overwriting and Russell Money Market Funds had no transfers between Levels 1, 2 and 3 for the period ended October 31, 2012.

The Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Global Infrastructure and Russell Global Real Estate Securities Funds had transfers out of Level 1 into Level 2 representing financial instruments for which restrictions exist and adjustments were made to the otherwise observable price to reflect fair value at October 31, 2012.

The Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond and Russell Global Opportunistic Credit Funds had transfers out of Level 2 into Level 3 generally representing financial instruments for which third party pricing was unavailable due to inputs becoming unobservable.

The Russell Emerging Markets, Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond and Russell Commodity Strategies Funds had transfers out of Level 3 into Level 2 representing financial instruments that had been determined using unobservable inputs that became observable.

The Russell Emerging Markets Fund had a transfer out of Level 3 into Level 2 representing a privately held investment fund for which redemptions became allowable with less than 90 days notice.

Level 3 Fair Value Investments

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RFSC applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

Russell Investment Management Company (“RIMCo”) the Funds’ adviser employs third party pricing vendors to provide fair value measurements. RIMCo oversees third-party pricing service providers in order to support the valuation process throughout the year.

The significant unobservable inputs used in fair value measurement of certain of the Fund’s preferred equity securities is the redemption value calculated on a fully-diluted basis if converted to common stock. Significant increases (decreases) in the redemption value would have a direct and proportional impact to fair value.

The significant unobservable input used in the fair value measurement of certain of the Fund’s debt securities is the yield to worst ratio. Significant increases (deceases) in the yield to worst ratio would result in a lower (higher) fair value measurement.

These significant unobservable inputs are further disclosed in the Schedule of Investments for each respective fund as applicable.

If third party evaluated vendor pricing is neither available or deemed to be indicative of fair value, RIMCo may elect to obtain indicative market quotations (“broker quotes”) directly from the broker or passed through from a third party vendor. In the event that the source of fair value is from a single source broker quote, these securities are classified as Level 3 per the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, RIMCo does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. RIMCo is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third party pricing vendors regarding the unobservable inputs used.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases

Notes to Financial Statements	607

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2012

and sales, and transfers in/out of the Level 3 category during the period. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation and additional disclosure about fair value measurements, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Investment Transactions

Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed subsequent to the ex-dividend date. Interest income is recorded daily on the accrual basis. The fixed income funds classify gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income. All premiums and discounts, including original issue discounts, are amortized/accreted using the effective interest method.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

For each year, each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

The Russell Commodity Strategies Fund and the Russell Multi-Strategy Alternative Fund intend to gain exposure indirectly to commodities markets by investing in wholly-owned subsidiaries which are organized as companies under the laws of the Cayman Islands and may invest in commodity index-linked securities and other commodity-linked securities and derivative instruments. In order for the Funds to qualify as a regulated investment company under sub-chapter M of the Code, the Funds must derive at least 90 percent of their gross income each taxable year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under subchapter M of the Code. However, the IRS has also issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity-linked notes is qualifying income and that income derived from a wholly owned subsidiary will also constitute qualifying income. Although those private letter rulings can be relied on only by the taxpayers to whom they were issued, based on the reasoning in such rulings, the Funds may seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in their respective wholly owned subsidiaries. The Russell Commodity Strategies Fund has also requested its own such private letter ruling, although the IRS currently has suspended the issuance of such rulings pending further internal review. The Russell Multi-Strategy Alternative Fund has not requested such a ruling due to the IRS suspension. There can be no assurance that the IRS will issue the requested ruling to the Russell Commodity Strategies Fund, or that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. The ability of the Funds to qualify for favorable regulated investment company status under the Code could be jeopardized if the Funds were unable to treat their income from commodity-linked notes and a wholly-owned subsidiary as qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives and the Funds’ investments in a wholly owned subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Funds’ taxable income or any gains and distributions made by the Funds.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts its liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

608	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2012

Each Fund files a U.S. tax return. At October 31, 2012, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending October 31, 2009 through October 31, 2011, if applicable, no examinations are in progress. The Funds are not aware of any tax positions for which it is reasonably possible that if applicable, the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

Declared	Payable	Funds
Daily	Monthly	Russell Money Market Fund

Monthly	Early in the following month	Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond and Russell Tax Exempt Bond Funds

Quarterly	April, July, October and December	Russell U.S. Core Equity, Russell U.S. Defensive Equity, Russell U.S. Dynamic Equity, Russell U.S. Strategic Equity, Russell U.S. Large Cap Equity, Russell U.S. Mid Cap Equity, Russell Global Infrastructure, Russell Global Real Estate Securities and Russell Strategic Call Overwriting Funds

Annually	Mid-December	Russell U.S. Small Cap Equity, Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Tax-Managed U.S. Large Cap, Russell Tax-Managed U.S. Mid & Small Cap, Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds

Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses

The Funds pay their own expenses other than those expressly assumed by RIMCo or RFSC. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Class Allocation

Each of the Funds presented herein may offer certain of the following classes of shares: Class A, Class C, Class E, Class I, Class S and Class Y. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), investment income and expenses, with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a)	Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b)	Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

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Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The Russell International Developed Markets, Russell Global Equity, Russell Emerging Markets, Russell Global Opportunistic Credit, Russell Global Infrastructure, Russell Multi-Strategy Alternative and Russell Global Real Estate Securities Funds may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Funds may record a deferred capital gains tax liability with respect to the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at October 31, 2012. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities. The amounts related to capital gains and repatriation taxes are included in net realized gain (loss) on investments in the Statements of Operations for the following Funds:

	Deferred Capital Gains Tax Liability	Capital Gains Taxes

Russell International Developed Markets Fund	$225,630	$29,630
Russell Global Equity Fund	27,378	83,909
Russell Emerging Markets Fund	2,126,743	780,920
Russell Global Infrastructure Fund	35	1,408

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectuses and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps and forwards. These instruments offer unique characteristics and risks that facilitate Funds’ investment strategies.

The Funds typically use derivatives in three ways: exposing cash reserves to markets, hedging and return enhancement. In addition, certain Funds may enter into foreign exchange contracts for trade settlement purposes. The Funds, other than the Russell Tax Exempt Bond Fund, Russell Commodity Strategies Fund, Russell Multi-Strategy Alternative Fund and Russell Money Market Fund, may pursue their strategy of being fully invested by exposing cash reserves to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though cash reserves were actually invested in those markets. Hedging may also be used by certain Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund, including using derivatives as a substitute for holding physical bonds, and using them to express various macro views (e.g., interest rate movements, currency movements, and macro credit strategies). By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks include, but are not limited to, market risk, liquidity risk, counterparty risk, basis risk, reinvestment risk, political risk, prepayment risk, extension risk and credit risk.

The effects of derivative instruments, categorized by risk exposure, on the Statements of Assets and Liabilities and the Statements of Operations, for the period ended October 31, 2012, if applicable, are disclosed in the Fair Value of Derivative Instruments presentation following each applicable Fund’s Schedule of Investments.

Foreign Currency Exchange Contracts

In connection with investment transactions consistent with the Funds’ investment objectives and strategies, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“FX contracts”). From time to time, certain Funds may enter into FX contracts to hedge certain foreign currency-denominated assets. FX contracts are

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recorded at fair value. Certain risks may arise upon entering into these FX contracts from the potential inability of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities.

For the period ended October 31, 2012, the following Funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Funds	Strategies
Russell U.S. Small Cap Equity Fund	Income Repatriation
Russell International Developed Markets Fund	Return enhancement, hedging, exposing cash reserves to markets and trade settlement
Russell Global Equity Fund	Exposing cash reserves to markets and trade settlement
Russell Emerging Markets Fund	Exposing cash reserves to markets and trade settlement
Russell Global Opportunistic Credit Fund	Return enhancement and hedging
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging
Russell Global Infrastructure Fund	Exposing cash reserves to markets and trade settlement
Russell Global Real Estate Securities Fund	Exposing cash reserves to markets and trade settlement
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging

The Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

	Outstanding Contract Amounts Sold
Quarter Ended	January 31, 2012	April 30, 2012	July 31, 2012	October 31, 2012

Russell U.S. Small Cap Equity Fund	$19,451	$20,356	$16,272	$8,265
Russell International Developed Markets Fund	1,096,027,467	880,717,244	1,402,841,999	1,089,250,047
Russell Global Equity Fund	374,533,519	249,134,302	405,770,004	396,404,408
Russell Emerging Markets Fund	155,981,456	132,342,619	333,010,852	270,421,276
Russell Global Opportunistic Credit Fund	124,329,661	139,172,980	255,133,522	304,169,846
Russell Strategic Bond Fund	758,438,976	1,233,480,917	3,410,402,496	3,813,827,708
Russell Investment Grade Bond Fund	146,960,872	95,403,868	257,486,084	258,588,309
Russell Short Duration Bond Fund	183,857,567	143,530,847	129,234,558	238,919,581
Russell Global Infrastructure Fund	79,150,107	66,025,660	92,941,712	58,932,785
Russell Global Real Estate Securities Fund	76,483,898	58,887,174	87,957,940	43,412,826
Russell Multi-Strategy Alternative Fund	—	—	—	373,110,773

	Outstanding Contract Amounts Bought
Quarter Ended	January 31, 2012	April 30, 2012	July 31, 2012	October 31, 2012
Russell U.S Small Cap Equity Fund	$19,420	$20,438	$16,258	$8,252
Russell International Developed Markets Fund	1,097,147,093	883,277,879	1,408,773,478	1,088,868,272
Russell Global Equity Fund	375,602,090	250,841,688	409,899,065	394,398,877
Russell Emerging Markets Fund	158,430,981	131,474,520	335,083,735	270,268,899
Russell Global Opportunistic Credit Fund	122,699,127	137,725,288	256,468,770	304,985,626
Russell Strategic Bond Fund	753,988,322	1,233,051,187	3,394,142,860	3,810,053,958
Russell Investment Grade Bond Fund	146,261,855	95,123,916	255,555,560	258,228,968
Russell Short Duration Bond Fund	182,675,906	143,121,707	129,439,641	239,014,169
Russell Global Infrastructure Fund	79,064,089	66,418,717	93,322,147	58,902,515
Russell Global Real Estate Securities Fund	76,555,756	59,234,742	88,367,013	43,399,057
Russell Multi-Strategy Alternative Fund	—	—	—	373,214,359

Options

The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to expose cash reserves to markets.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call

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option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

A Fund may enter into a swaption (swap option). In a swaption, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

For the period ended October 31, 2012, the Funds purchased/sold options primarily for the strategies listed below:

Funds	Strategies
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging
Russell Strategic Call Overwriting Fund	Exposing cash reserves to markets

The Funds’ options contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of options contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

	Number of Option Contracts Outstanding
Quarter Ended	January 31, 2012	April 30, 2012	July 31, 2012	October 31, 2012

Russell Strategic Bond Fund	198	44	3,506	1,829
Russell Investment Grade Bond Fund	82	41	143	23
Russell Short Duration Bond Fund	70	18	173	17
Russell Multi-Strategy Alternative Fund	—	—	—	11,812
Russell Strategic Call Overwriting Fund	—	—	—	407

Futures Contracts

The Funds may invest in futures contracts (i.e., interest rate, foreign currency, index contracts) and commodity futures contracts (Russell Commodity Strategies Fund and Russell Multi-Strategy Alternative Fund only). The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5 to 10% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are typically required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

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For the period ended October 31, 2012, the following Funds entered into future contracts primarily for the strategies listed below:

Funds	Strategies
Russell U.S. Core Equity Fund	Exposing cash reserves to markets
Russell U.S. Defensive Equity Fund	Exposing cash reserves to markets
Russell U.S. Dynamic Fund	Exposing cash reserves to markets
Russell U.S. Strategic Equity Fund	Exposing cash reserves to markets
Russell U.S. Large Cap Equity Fund	Exposing cash reserves to markets
Russell U.S. Mid Cap Equity Fund	Exposing cash reserves to markets
Russell U.S. Small Cap Equity Fund	Exposing cash reserves to markets
Russell International Developed Markets Fund	Return enhancement and exposing cash reserves to markets
Russell Global Equity Fund	Exposing cash reserves to markets
Russell Emerging Markets Fund	Exposing cash reserves to markets
Russell Tax-Managed U.S. Large Cap Fund	Exposing cash reserves to markets
Russell Tax-Managed U.S. Mid & Small Cap Fund	Exposing cash reserves to markets
Russell Global Opportunistic Credit Fund	Hedging and exposing cash reserves to markets
Russell Strategic Bond Fund	Return enhancement, hedging, and exposing cash reserves to markets
Russell Investment Grade Bond Fund	Return enhancement, hedging, and exposing cash reserves to markets
Russell Short Duration Bond Fund	Return enhancement, hedging, and exposing cash reserves to markets
Russell Commodity Strategies Fund	Return enhancement
Russell Global Infrastructure Fund	Exposing cash reserves to markets
Russell Global Real Estate Securities Fund	Exposing cash reserves to markets
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging
Russell Strategic Call Overwriting Fund	Return enhancement

The Funds’ future contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following tables illustrate the quarterly volume of future contracts. For the purpose of disclosure, volume is measured by contracts outstanding at period end.

	Number of Futures Contracts Outstanding
Quarter Ended	January 31, 2012	April 30, 2012	July 31, 2012	October 31, 2012

Russell U.S Core Equity Fund	4,108	3,557	3,756	1,490
Russell U.S Defensive Equity Fund	1,058	1,011	1,227	540
Russell U.S. Dynamic Equity Fund	54	85	67	491
Russell U.S. Strategic Equity Fund	—	—	—	1,791
Russell U.S. Large Cap Equity Fund	—	236	214	228
Russell U.S. Mid Cap Equity Fund	—	99	56	66
Russell U.S Small Cap Equity Fund	484	537	693	471
Russell International Developed Markets Fund	7,933	7,691	7,810	7,497
Russell Global Equity Fund	1,597	2,147	8,222	2,536
Russell Emerging Markets Fund	2,528	2,595	3,938	4,520
Russell Tax-Managed U.S Large Cap Fund	119	695	2,096	2,220
Russell Tax-Managed U.S. Mid & Small Cap Fund	74	56	57	81
Russell Global Opportunistic Credit Fund	—	—	—	83
Russell Strategic Bond Fund	7,258	14,403	14,200	14,179
Russell Investment Grade Bond Fund	1,162	1,142	1,011	990
Russell Short Duration Bond Fund	987	728	1,948	2,487
Russell Commodity Strategies Fund	686	2,876	3,102	892
Russell Global Infrastructure Fund	694	714	542	606
Russell Global Real Estate Securities Fund	390	400	652	339
Russell Multi-Strategy Alternative Fund	—	—	—	8,696
Russell Strategic Call Overwriting Fund	—	—	—	47

Swap Agreements

The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

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Certain Funds may enter into several different types of swap agreements including credit default, interest rate, commodity-linked (Russell Commodity Strategies Fund and Russell Multi-Strategy Alternative Fund only), index (total return) and currency swaps. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Commodity linked notes pay a return linked to the performance of a commodity over a defined period. On the maturity date, the note pays the initial principal amount plus return, if any, based on the percentage change in the underlying commodity. The Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with those Funds’ investment objectives and strategies. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned.

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated. To the extent that the Funds enter into swaps on other than a net basis, the amount earmarked on the Funds’ records will be the full amount of the Funds’ obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds may enter into swap agreements with counterparties that meet RIMCo’s credit quality limitations. The Funds will not enter into any swap unless the counterparty has a minimum senior unsecured credit rating or long term counterparty credit rating, including reassignments, of BBB- or better as defined by Standard & Poor’s or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction.

Credit Default Swaps

The fixed income funds and the Russell Multi-Strategy Alternative Fund may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The funds may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the funds may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the funds may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, the funds enter into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the funds to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

As the seller of protection in a credit default swap, a fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event); the counterparty would be required to surrender the reference debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

Each fixed income fund and the Russell Multi-Strategy Alternative Fund may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph.

If a credit event occurs on a corporate issue and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The funds may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to

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reduce risk where the funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Unlike credit default swaps on corporate issues, deliverable obligations for credit default swaps on asset-backed securities in most instances are limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or other defined credit events).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Schedules of Investments and generally serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2012 for which a fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a fund for the same referenced entity or entities.

Credit default swaps could result in losses if the funds do not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the funds had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. A fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, a fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the fund.

If the creditworthiness of a fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, the funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the funds will be able to do so, the funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The funds may have limited ability to eliminate their exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

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For the period ended October 31, 2012, the Funds entered into credit default swaps primarily for the strategies listed below:

Funds	Strategies
Russell Global Opportunistic Credit Fund	Exposing cash reserves to market
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging

The Funds’ credit default contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

	Credit Default Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2012	April 30, 2012	July 31, 2012	October 31, 2012

Russell Global Opportunistic Credit Fund	$11,820,000	$21,000,000	$22,770,000	$17,000,000
Russell Strategic Bond Fund	1,116,665,527	998,003,511	769,681,583	576,366,386
Russell Investment Grade Bond Fund	89,824,815	88,166,599	98,407,681	97,230,341
Russell Short Duration Bond Fund	100,264,499	138,064,499	144,264,499	140,664,499
Russell Multi-Strategy Alternative Fund	—	—	—	22,175,000

Interest Rate Swaps

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds’ risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

For the period ended October 31, 2012, the Funds entered into interest rate swaps primarily for the strategies listed below:

Funds	Strategies
Russell Strategic Bond Fund	Return enhancement and hedging
Russell Investment Grade Bond Fund	Return enhancement and hedging
Russell Short Duration Bond Fund	Return enhancement and hedging
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging

The Funds’ interest rate swaps contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the quarterly volume of interest rate swaps contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

	Interest Rate Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2012	April 30, 2012	July 31, 2012	October 31, 2012

Russell Strategic Bond Fund	$1,051,755,000	$969,945,000	$297,400,000	$775,285,000
Russell Investment Grade Bond Fund	119,370,000	58,740,000	106,200,000	120,980,000
Russell Short Duration Bond Fund	96,400,000	3,000,000	32,000,000	64,200,000
Russell Multi-Strategy Alternative Fund	—	—	—	58,639,000

Index Swaps

Certain Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

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For the period ended October 31, 2012, the Funds entered into index swaps primarily for the strategies listed below:

Funds	Strategies
Russell Emerging Markets Fund	Exposing cash reserves to markets
Russell Global Opportunistic Credit Fund	Exposing cash reserves to markets
Russell Strategic Bond Fund	Hedging
Russell Investment Grade Bond Fund	Exposing cash reserves to markets
Russell Commodity Strategies Fund	Return enhancement and gain exposure to the commodity futures markets
Russell Global Real Estate Securities Fund	Exposing cash reserves to markets

The Funds’ index swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of index swap contracts. For the purpose of this disclosure, volume is measure by notional amount outstanding at each quarter end.

	Index Swap Notional Amounts Outstanding
Quarter Ended	January 31, 2012	April 30, 2012	July 31, 2012	October 31, 2012

Russell Emerging Markets Fund	$25,278,455	$26,961,030	$25,575,101	$23,557,856
Russell Global Opportunistic Credit Fund	10,000,000	17,000,000	13,000,000	13,000,000
Russell Strategic Bond Fund	—	—	292,280,578	545,451,285
Russell Investment Grade Bond Fund	—	—	130,083,968	161,388,263
Russell Commodity Strategies Fund	1,209,952,980	1,244,388,038	1,247,930,519	1,296,396,238
Russell Global Real Estate Securities Fund	11,205,646	22,291,722	12,668,104	38,792,395

Currency Swaps

Certain Funds may enter into currency swap agreements to enhance returns or for hedging purposes. Currency swap agreements are agreements where two parties exchange specified amounts of different currencies which are followed by paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are exchanged.

At October 31, 2012, the Funds entered into currency swaps primarily for the strategies listed below:

Fund	Strategies
Russell Multi-Strategy Alternative Fund	Return enhancement and hedging

The following tables illustrate the quarterly volume of currency swaps contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

	Outstanding Contract Amounts Bought
Quarter Ended	January 31, 2012	April 30, 2012	July 31, 2012	October 31, 2012

Russell Multi-Strategy Alternative Fund	$—	$—	$—	$1,102,657

	Outstanding Contract Amounts Sold
Quarter Ended	January 31, 2012	April 30, 2012	July 31, 2012	October 31, 2012

Russell Multi-Strategy Alternative Fund	$—	$—	$—	$1,104,502

Commodity-Linked Derivatives

The Russell Commodity Strategies and the Russell Multi-Strategy Alternative Funds invest in commodity-linked derivative instruments, such as swap agreements and futures. At least part of their value is derived from the value of an underlying commodity index, commodity futures contract, index or other readily measurable economic variable. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.

ISDA Master Agreements

The Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the

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Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Loan Agreements

The Russell Global Opportunistic Credit, Russell Strategic Bond, Russell Investment Grade Bond, Russell Short Duration Bond and Russell Multi-Strategy Alternative Funds may invest in direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Funds purchase assignments from agents they acquire direct rights against the borrower on the loan. As of October 31, 2012, the Funds had no unfunded loan commitments.

Certificates of Participation

Certain Funds may purchase certificates of participation, also known as participation notes or participation interest notes. Certificates of participation are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a frontier emerging market country. The performance results of certificates of participation will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in certificates of participation involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. There can be no assurance that there will be a trading market or that the trading price of certificates of participation will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. The Funds rely on the creditworthiness of the counterparty issuing the certificates of participation and have no rights against the issuer of the underlying security. The Funds minimize this risk by entering into agreements only with counterparties that RIMCo deems creditworthy. Due to liquidity and transfer restrictions, the secondary markets on which the certificates of participation are traded may be less liquid than the markets for other securities, or may be completely illiquid.

Credit linked Notes

The Russell Global Opportunistic Credit and Russell Multi-Strategy Alternative Funds may purchase credit linked notes. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk.

Short Sales

The Russell U.S. Dynamic Equity, Russell U.S. Strategic Equity and Russell Multi-Strategy Alternative Funds may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Funds will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Funds must return the borrowed security. The Funds will realize a gain if the security declines in price between those dates. The making of short sales exposes the Funds to the risk of liability for the market value of the security that is sold (the amount of which increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Funds’ potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Funds make a short sale, the Funds may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the

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Funds are required to pledge assets in a segregated account maintained by the Funds’ custodian for the benefit of the broker. The Funds also may use securities it owns to meet any such collateral obligations. Until the Funds replace a borrowed security in connection with a short sale, the Funds will: (a) maintain daily a segregated account, containing liquid assets at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of Sections 7 and 8 of the Securities Exchange Act of 1934, as amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (e.g., taking an offsetting long position in the security sold short). As of October 31, 2012, the Russell U.S. Strategic Equity Fund held $66,541,478 and the Russell Multi-Strategy Alternative held $50,558,801 as collateral. The Russell U.S. Defensive Equity Fund did not hold any short positions as of October 31, 2012.

Emerging Markets Securities

The Funds may invest in emerging markets securities. Investing in emerging markets securities can pose some risks different from and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may have suffered period of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Emerging Markets Debt

The Funds may invest in emerging markets debt. A Fund’s emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.

Repurchase Agreements

The fixed income funds and the Russell Money Market, Russell Multi-Strategy Alternative and Russell Strategic Call Overwriting Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally within a few days or weeks). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. A Fund will not invest more than 15% (10% in the case of the Russell Money Market Fund) of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Russell Money Market Fund will only enter into repurchase agreements collateralized by U.S. government or agency obligations.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of a Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage,

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or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and

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have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Funds’ ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credits cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

Forward Commitments

The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s investment strategies. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and may realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Funds in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be earmarked on the Fund’s records at the trade date and until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

A to be announced (“TBA”) security is a forward mortgage-backed securities trade which the fixed funds may invest in. The securities are purchased and sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

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Inflation-Indexed Bonds

Fixed income funds and the Russell Multi-Strategy Alternative Fund may invest in inflation-indexed securities, which are typically bonds or notes designed to provide a return higher than the rate of inflation (based on a designated index) if held to maturity. A common type of inflation-indexed security is a U.S. Treasury Inflation-Protected Security, (“TIPS”). The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When a TIPS matures, the adjusted principal or original principal is paid, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the financial statements (the “Assets”). The Assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. Certain Funds had direct holdings, swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuers, counterparties or guarantors at the time the relevant Lehman Brothers entities filed for protection or were placed in administration. The direct holdings and other derivative transactions associated with Lehman Brothers entities have been written down to their estimated recoverable values and incorporated as components of other receivables and liabilities on the Statements of Assets and Liabilities and net changes in the realized gain (loss) or unrealized appreciation (depreciation) on the Statements of Operations. The Funds have also utilized certain netting arrangements to offset payables and receivables of Lehman Brothers entities’ securities.

On November 4, 2011, creditors of Lehman Brothers Holdings Inc. and its affiliated chapter 11 debtors (collectively, “Lehman Brothers”) voted to accept the Third Amended Joint Chapter 11 Plan of Lehman Brothers dated August 31, 2011 (the “Plan”). The Bankruptcy Court confirmed the Plan on December 6, 2011. Certain classes of creditors received preliminary distributions in the first quarter of 2012. Pursuant to the Plan, there will be an initial distribution of “Available Cash” with semiannual distributions on each March 30th and September 30th thereafter. Reserved amounts that become available (through claims being disallowed or reduced, litigation being resolved, or distributions not being collected) will be included as Available Cash for the subsequent semi-annual distributions. Distributions will be made only to claimants holding “Allowed Claims” as of the relevant distribution date. The date for final distributions to creditors of Lehman Brothers is unknown.

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by a Fund. This could cause a Fund to underperform other types of investments.

3.	Investment in Russell Cayman Commodity Strategies Fund Ltd. and Russell Cayman Multi-Strategy Alternative Fund Ltd.

The Russell Cayman Commodity Strategies Fund Ltd. and Russell Cayman Multi-Strategy Alternative Fund Ltd. (each a “Subsidiary”) are Cayman Island exempted companies and wholly owned subsidiaries of the Russell Commodity Strategies Fund and Russell Multi-Strategy Alternative Fund, respectively. Each Subsidiary acts as an investment vehicle for its respective Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’ investment objectives and policies specified in the Fund’ prospectus and statement of additional information. Each Fund is the sole shareholder of its respective Subsidiary and it is intended that each Fund will remain the sole shareholder and, as a result, will continue to control the Subsidiary. As of October 31, 2012, net assets of the Russell Commodity Strategies Fund were $1,260,587,991 of which $233,703,086, or

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approximately 19%, represents the Fund’ ownership of the shares of its Subsidiary, and net assets of the Russell Multi-Strategy Alternative Fund were $735,456,775 of which $40,887,084, or approximately 6%, represents the Fund’ ownership of the shares of its Subsidiary.

The Russell Commodity Strategies and Russell Multi-Strategy Alternative Funds may invest up to 25% of their total assets in their Subsidiary, which may invest without limitation in commodity-linked derivative instruments, such as swaps and futures that provide exposure to the performance of commodities markets. Each Subsidiary may also invest in fixed income securities. The Schedule of Investments for each of the Russell Commodity Strategies Fund and Russell Multi-Strategy Alternative Fund have been consolidated and include the accounts of both the Fund and its respective Subsidiary. All inter-company transactions and balances have been eliminated upon consolidation.

4.	Investment Transactions

Securities

During the period ended October 31, 2012, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales

Russell U.S. Core Equity Fund	$3,719,360,243	$5,625,817,367
Russell U.S. Defensive Equity Fund	3,137,755,740	5,319,399,055
Russell U.S. Dynamic Equity Fund	749,968,220	222,062,769
Russell U.S. Strategic Equity Fund	2,314,118,892	303,658,809
Russell U.S. Large Cap Equity Fund	318,613,243	102,448,668
Russell U.S. Mid Cap Equity Fund	221,121,560	103,702,294
Russell U.S. Small Cap Equity Fund	1,810,559,317	1,996,076,368
Russell International Developed Markets Fund	2,638,351,172	3,076,921,026
Russell Global Equity Fund	2,270,506,771	2,408,848,853
Russell Emerging Markets Fund	1,486,102,578	1,472,177,532
Russell Tax-Managed U.S. Large Cap Fund	219,434,642	215,102,097
Russell Tax-Managed U.S. Mid & Small Cap Fund	73,870,224	71,717,071
Russell Global Opportunistic Credit Fund	736,022,331	795,058,359
Russell Strategic Bond Fund	5,229,890,574	5,701,992,535
Russell Investment Grade Bond Fund	793,013,879	644,524,218
Russell Short Duration Bond Fund	707,683,102	524,843,468
Russell Tax Exempt Bond Fund	244,262,855	179,252,284
Russell Global Infrastructure Fund	1,036,181,837	1,056,087,478
Russell Global Real Estate Securities Fund	988,919,511	1,111,014,834
Russell Multi-Strategy Alternative Fund	433,973,579	215,109,829
Russell Strategic Call Overwriting Fund	55,526,489	143,964

Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales

Russell Strategic Bond Fund	$9,258,284,275	$8,704,002,370
Russell Investment Grade Bond Fund	2,393,125,345	2,288,010,777
Russell Short Duration Bond Fund	2,393,685,915	2,296,147,708
Russell Commodity Strategies Fund	423,463,752	360,061,122
Russell Multi-Strategy Alternative Fund	18,994,745	5,181,830

Securities Lending

The Investment Company has a securities lending program whereby each Fund may loan securities with a value up to 33.3% of each Fund’s total assets. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government Agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, State Street Bank and Trust Company (“State Street”), in short-term instruments, pooled collateral vehicles that invest in short term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. The collateral received is recorded on a lending Fund’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Notes to Financial Statements	623

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2012

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be creditworthy by State Street.

Each Fund that participates in the securities lending program has most of the cash collateral invested in the Russell U.S. Cash Collateral Fund, an unregistered fund advised by RIMCo. Prior to August 2012, the Funds that participated in securities lending had a portion of their cash collateral invested in the RIC Liquidating Trust, an unregistered fund managed by State Street. In August, 2012, the Funds redeemed out of the RIC Liquidating Trust and the proceeds of the redemption were invested in the Russell U.S. Cash Collateral Fund.

As of October 31, 2012, the non-cash collateral pledged for the securities on loan in the following funds was as follows:

	Non-Cash Collateral Value	Non-Cash Collateral Holding

Russell U.S. Core Equity Fund	$7,500,747	Pool of U.S. Government Securities
Russell International Developed Markets Fund	7,759,327	Pool of U.S. Government Securities
Russell Global Equity Fund	40,934,965	Pool of U.S. Government Securities
Russell Emerging Markets Fund	1,475,640	Pool of U.S. Government Securities
Russell Tax-Managed U.S. Large Cap Fund	2,895,109	Pool of U.S. Government Securities
Russell Tax-Managed U.S. Mid & Small Cap Fund	797,735	Pool of U.S. Government Securities
Russell Investment Grade Bond Fund	407,337	Pool of U.S. Government Securities

Custodian

The Funds have entered into arrangements with their custodian whereby custody credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses. During the period ended October 31, 2012, the Funds’ custodian fees were reduced by the following amounts under these arrangements which are included in expense reductions on the Statements of Operations:

Amount Credited

Russell U.S. Core Equity Fund	$60
Russell U.S. Defensive Equity Fund	67
Russell U.S. Dynamic Equity Fund	1
Russell U.S. Strategic Equity Fund	2
Russell U.S. Mid Cap Equity Fund	1
Russell U.S. Small Cap Equity Fund	151
Russell International Developed Markets Fund	314
Russell Global Equity Fund	78
Russell Emerging Markets Fund	148
Russell Tax-Managed U.S. Large Cap Fund	28
Russell Tax-Managed U.S. Mid & Small Cap Fund	19
Russell Global Opportunistic Credit Fund	461
Russell Strategic Bond Fund	7,294
Russell Investment Grade Bond Fund	1,052
Russell Short Duration Bond Fund	2,347
Russell Tax Exempt Bond Fund	21
Russell Commodity Strategies Fund	355
Russell Global Infrastructure Fund	117
Russell Global Real Estate Securities Fund	143
Russell Multi-Strategy Alternative Fund	13
Russell Strategic Call Overwriting Fund	2

624	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2012

Brokerage Commissions

The Funds effect certain transactions through Recapture Services, a division of BNY ConvergeEX Execution Solutions LLC (“BNY”) and its global network of correspondent brokers. BNY is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through BNY and its correspondents are used (i) to obtain brokerage and research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as advisor to the Funds or (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain brokerage and research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through BNY and its correspondents or other brokers only to the extent that the money managers or RIMCo believe that the Funds will receive best execution. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through BNY based upon asset class, investment style and other factors. Brokerage and research services provided to RIMCo by BNY or other brokers include, but are not limited to (1) advice either directly or indirectly through publications or writings as to the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; (2) analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and/or (3) services that are required in connection therewith. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIC and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

BNY may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through BNY and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Money Commission once RIMCo’s research budget has been met, as determined annually in the Soft Money Commission budgeting process.

Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the adviser.

5.	Related Party Transactions, Fees and Expenses

Adviser and Administrator

RIMCo is the Funds’ adviser and RFSC, a wholly-owned subsidiary of RIMCo, is the Funds’ administrator and transfer agent. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIC and RIMCo.

The Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Russell U.S. Cash Management Fund, an unregistered Fund advised by RIMCo. As of October 31, 2012, the Funds had invested $3,359,737,934 in the Russell U.S. Cash Management Fund. In addition, a portion of the collateral received from the Investment Company’s securities lending program in the amount of $567,122,448 is invested in the Russell U.S. Cash Collateral Fund, an unregistered Fund advised by RIMCo.

The advisory and administrative fees specified in the table below are based upon the average daily net assets of each Fund and are payable monthly.

	Annual Rate
Funds	Adviser	Administrator*
Russell U.S. Core Equity Fund	0.55%	.05%
Russell U.S. Defensive Equity Fund	0.55	.05
Russell U.S. Dynamic Equity Fund	0.80	.05
Russell U.S. Strategic Equity Fund	0.75	.05
Russell U.S. Large Cap Equity Fund	0.70	.05
Russell U.S. Mid Cap Equity Fund	0.80	.05
Russell U.S. Small Cap Equity Fund	0.70	.05
Russell International Developed Markets Fund	0.70	.05
Russell Global Equity Fund	0.95	.05
Russell Emerging Markets Fund	1.15	.05
Russell Tax-Managed U.S. Large Cap Fund	0.70	.05
Russell Tax-Managed U.S. Mid & Small Cap Fund	0.98	.05
Russell Global Opportunistic Credit Fund	1.00	.05
Russell Strategic Bond Fund	0.50	.05

Notes to Financial Statements	625

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2012

	Annual Rate
Funds	Adviser	Administrator*
Russell Investment Grade Bond Fund	0.25%	.05%
Russell Short Duration Bond Fund	0.45	.05
Russell Tax Exempt Bond Fund	0.30	.05
Russell Commodity Strategies Fund	1.25	.05
Russell Global Infrastructure Fund	1.25	.05
Russell Global Real Estate Securities Fund	0.80	.05
Russell Multi-Strategy Alternative Fund	1.50	.05
Russell Strategic Call Overwriting Fund	0.80	.05
Russell Money Market Fund	0.20	.05

*	Administrative fees are assessed on Fund Complex level assets based on a tiered fee schedule.

The following shows the respective totals for advisory and administrative fees for the period ended October 31, 2012.

	Advisory	Administrative

Russell U.S. Core Equity Fund	$18,392,298	$1,638,275
Russell U.S. Defensive Equity Fund	13,832,111	1,241,740
Russell U.S. Dynamic Equity Fund	1,489,632	90,852
Russell U.S. Strategic Equity Fund	3,522,449	227,381
Russell U.S. Large Cap Equity Fund	1,020,469	71,724
Russell U.S. Mid Cap Equity Fund	674,608	41,539
Russell U.S. Small Cap Equity Fund	10,093,799	713,608
Russell International Developed Markets Fund	30,746,258	2,141,167
Russell Global Equity Fund	25,787,348	1,339,254
Russell Emerging Markets Fund	20,718,934	891,442
Russell Tax-Managed U.S. Large Cap Fund	3,330,726	235,249
Russell Tax-Managed U.S. Mid & Small Cap Fund	1,534,455	77,435
Russell Global Opportunistic Credit Fund	8,110,655	401,265
Russell Strategic Bond Fund	39,830,331	3,892,213
Russell Investment Grade Bond Fund	4,587,678	907,535
Russell Short Duration Bond Fund	5,120,970	562,725
Russell Tax Exempt Bond Fund	1,970,948	324,899
Russell Commodity Strategies Fund	18,561,189	735,751
Russell Global Infrastructure Fund	10,802,632	427,481
Russell Global Real Estate Securities Fund	12,733,122	787,237
Russell Multi-Strategy Alternative Fund	2,424,163	78,366
Russell Strategic Call Overwriting Fund	85,180	5,157
Russell Money Market Fund	361,573	90,401

For the Russell U.S. Dynamic Equity Fund, RIMCo has contractually agreed, at least until February 28, 2014, to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales and extraordinary expenses, to the extent that direct Fund-level expenses exceed 0.98% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell U.S. Dynamic Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund or extraordinary expenses. The total amount of the waiver for the period ended October 31, 2012 was $136,937. There were no reimbursements for the period ended October 31, 2012.

For the Russell U.S. Strategic Equity Fund, RIMCo has contractually agreed, at least until February 28, 2014, to waive up to the full amount of its 0.75% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales and extraordinary expenses, to the extent that direct Fund-level expenses exceed 0.67% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell U.S. Strategic Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2012 was $1,023,539. There were no reimbursements for the period ended October 31, 2012.

For the Russell U.S. Large Cap Equity Fund, RIMCo has contractually agreed, at least until February 28, 2013, to waive up to the full amount of its 0.70% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.67% of the average daily net assets of that Fund on an annual basis. This waiver may not be

626	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2012

terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell U.S. Large Cap Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2012 was $357,693. There were no reimbursements for the period ended October 31, 2012.

For the Russell U.S. Mid Cap Equity Fund, RIMCo has contractually agreed, at least until February 28, 2013, to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.77% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell U.S. Mid Cap Equity Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund or extraordinary expenses. The total amount of the waiver for the period ended October 31, 2012 was $248,490. There were no reimbursements for the period ended October 31, 2012.

For the Russell Tax-Managed U.S. Mid & Small Cap Fund, RIMCo has contractually agreed, at least until February 28, 2013, to waive up to the full amount of its 0.98% advisory fees and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell Tax-Managed U.S. Mid & Small Cap Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund or extraordinary expenses. The total amount of the waiver for the period ended October 31, 2012 was $85,384. There were no reimbursements for the period ended October 31, 2012.

For the Russell Global Opportunistic Credit Fund, RIMCo has contractually agreed, at least until February 28, 2013, to waive 0.27% of its 1.00% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2012 was $2,270,983.

For the Russell Strategic Bond Fund, RIMCo has contractually agreed, at least until February 29, 2012 to waive 0.01% of its 0.50% advisory fee. The total amount of the waiver for the period ended October 31, 2012 was $255,234.

For the Russell Short Duration Bond Fund, RIMCo has contractually agreed, at least until February 28, 2013, to waive 0.05% of its 0.45% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2012 was $568,997.

For the Russell Commodity Strategies Fund, RIMCo has contractually agreed, at least until February 28, 2013, to waive 0.25% of its 1.25% advisory fee. The Russell Cayman Commodity Strategies Fund Ltd. pays RIMCo an advisory fee and pays RFSC an administrative fee at the annual rates of 1.25% and 0.05%, respectively, of its net assets (collectively, the “Commodity Subsidiary Fees”). Pursuant to a contractual agreement with the Fund, RIMCo and RFSC have agreed to permanently waive all or a portion of the advisory fees and the administrative fees paid by the Fund to RIMCo and RFSC, respectively, in the amount equal to the amount of the Commodity Subsidiary Fees received by RIMCo and RFSC, if any. This waiver may not be terminated by RIMCo or RFSC. The total amount of the waiver for the period ended October 31, 2012 was $6,569,041.

For the Russell Global Infrastructure Fund, RIMCo has contractually agreed, at least until February 28, 2013, to waive 0.25% of its 1.25% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2012 was $2,923,573.

For the Russell Multi-Strategy Alternative Fund, the Russell Cayman Multi-Strategy Alternative Fund Ltd. pays RIMCo an advisory fee and pays RFSC an administrative fee at the annual rates of 1.50% and 0.05%, respectively, of its net assets (collectively, the “Multi-Strategy Alternative Subsidiary Fees”). Pursuant to a contractual agreement with the Fund, RIMCo and RFSC have agreed to permanently waive all or a portion of the advisory fees and the administrative fees paid by the Fund to RIMCo and RFSC, respectively, in the amount equal to the amount of the Multi-Strategy Alternative Subsidiary Fees received by RIMCo and RFSC, if any. This waiver may not be terminated by RIMCo or RFSC. The total amount of the waiver for the period ended October 31, 2012 was $112,086.

For the Russell Strategic Call Overwriting Fund, RIMCo has contractually agreed, at least until February 28, 2014, to waive up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding extraordinary expenses to the extent that direct Fund-level expenses exceed 0.77% of the average daily net assets of that Fund on an annual basis. This waiver may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses for the Russell Strategic Call Overwriting Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended October 31, 2012 was $85,180.

Notes to Financial Statements	627

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2012

For the Russell Money Market Fund, RIMCo has contractually agreed, at least until February 28, 2013, to waive 0.15% of its 0.20% advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended October 31, 2012 was $270,708.

To maintain certain net yields for any Class of Shares of the Russell Money Market Fund, RIMCo may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, to the extent necessary, the Fund’s Transfer Agency Fee; (ii) second, to the extent necessary, the Fund’s Advisory Fee; and (iii) third, to the extent necessary, the Fund’s Administrative Fee; each waiver, reduction or reimbursement in an amount and for a period of time as determined by RIMCo. The total amount of the waiver for the period ended October 31, 2012 was $239,551.

RIMCo may recoup from the Russell Money Market Fund any portion of the Transfer Agency, Advisory or Administrative Fee waived, reduced or reimbursed (the “Reimbursement Amount”) pursuant to these arrangements during the previous 36 months, provided that such amount paid to RIMCo will not: 1) exceed 0.0049% of the class of the Fund’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to RIMCo; or 4) cause any class of the Fund to maintain a net negative yield. There is no guarantee that the Fund will maintain a positive net yield. As of October 31, 2012, the amount available for recoupment was $488,368. There was no recoupment as of the period ended October 31, 2012.

RIMCo does not have the ability to recover amounts waived or reimbursed from previous periods except the recoupment referenced above.

Transfer and Dividend Disbursing Agent

RFSC serves as transfer agent and provides dividend disbursing services to the Funds. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Transfer agency fees paid by the Funds presented herein for the period ended October 31, 2012 were as follows:

Amount

Russell U.S. Core Equity Fund	$3,450,617
Russell U.S. Defensive Equity Fund	2,550,197
Russell U.S. Dynamic Equity Fund	108,150
Russell U.S. Strategic Equity Fund	939,320
Russell U.S. Large Cap Equity Fund	277,271
Russell U.S. Mid Cap Equity Fund	159,753
Russell U.S. Small Cap Equity Fund	1,715,126
Russell International Developed Markets Fund	4,825,964
Russell Global Equity Fund	2,941,990
Russell Emerging Markets Fund	2,553,021
Russell Tax-Managed U.S. Large Cap Fund	890,072
Russell Tax-Managed U.S. Mid & Small Cap Fund	292,321
Russell Global Opportunistic Credit Fund	899,734
Russell Strategic Bond Fund	8,785,624
Russell Investment Grade Bond Fund	1,989,502
Russell Short Duration Bond Fund	1,607,081
Russell Tax Exempt Bond Fund	1,226,400
Russell Commodity Strategies Fund	1,445,439
Russell Global Infrastructure Fund	1,018,948
Russell Global Real Estate Securities Fund	2,303,697
Russell Multi-Strategy Alternative Fund	179,949
Russell Strategic Call Overwriting Fund	21,295
Russell Money Market Fund	334,766

Effective March 1, 2011, RFSC had contractually agreed to waive, at least through February 29, 2012, a portion of its transfer agency fees as follows:

Funds/Classes	Waivers

Russell U.S. Core Equity-Class E	0.07%
Russell U.S. Defensive Equity-Class E	0.07
Russell U.S. Dynamic Equity-Class I	0.05
Russell U.S. Small Cap Equity-Class E	0.07
Russell International Developed Markets-Class E	0.07
Russell Tax-Managed U.S. Large Cap-Class C, E & S	0.04

628	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2012

Funds/Classes	Waivers

Russell Tax-Managed U.S. Mid & Small Cap-Class C, E & S	0.03%
Russell Strategic Bond-Class A, C & S	0.02
Russell Strategic Bond-Class E	0.07
Russell Investment Grade Bond-Class E	0.07
Russell Short Duration Bond-Class A, C, E & S	0.08
Russell Tax Exempt Bond-Class C, E & S	0.04
Russell Money Market-Class A	0.01
Russell Money Market-Class S	0.12

Effective March 1, 2012, RFSC has contractually agreed to waive, at least through February 28, 2013, a portion of its transfer agency fees as follows:

Funds/Classes	Waivers

Russell U.S. Core Equity Fund-Class E	0.04%
Russell U.S. Defensive Equity Fund-Class E	0.04
Russell U.S. Dynamic Equity Fund-Class I	0.05
Russell U.S. Strategic Equity Fund-Class A, C, E & S	0.02
Russell U.S. Small Cap Fund-Class E	0.04
Russell International Developed Markets Fund-Class E	0.04
Russell Tax-Managed U.S. Large Cap Fund-Class C, E & S	0.04
Russell Tax-Managed U.S. Mid & Small Cap Fund-Class C, E & S	0.03
Russell Global Opportunistic Credit Fund-Class A, C, E & S	0.09
Russell Strategic Bond Fund-Class A, C & S	0.02
Russell Strategic Bond Fund-Class E	0.04
Russell Investment Grade Bond Fund-Class E	0.04
Russell Short Duration Bond Fund-Class A, C, E & S	0.08
Russell Tax Exempt Bond Fund-Class C, E & S	0.04
Russell Global Infrastructure Fund-Class A, C, E & S	0.02
Russell Money Market Fund-Class A	0.01
Russell Money Market Fund-Class S	0.12

Effective September 1, 2012, RFSC has contractually agreed to waive, at least through February 28, 2014, a portion of its transfer agency fees as follows:

Fund/Classes	Waivers

Russell U.S. Strategic Equity Fund-Class A, C, E & S	0.02%

For the period ended October 31, 2012, the total transfer agent fee waivers are as follows:

Amount

Russell U.S. Core Equity Fund	$30,177
Russell U.S. Defensive Equity Fund	25,682
Russell U.S. Dynamic Equity Fund	11,798
Russell U.S. Strategic Equity Fund	93,932
Russell U.S. Small Cap Equity Fund	12,906
Russell International Developed Markets Fund	43,058
Russell Tax-Managed U.S. Large Cap Fund	188,654
Russell Tax-Managed U.S. Mid & Small Cap Fund	51,555
Russell Global Opportunistic Credit Fund	425,961
Russell Strategic Bond Fund	822,319
Russell Investment Grade Bond Fund	21,778
Russell Short Duration Bond Fund	694,228
Russell Tax Exempt Bond Fund	275,163
Russell Commodity Strategies Fund	8,371
Russell Global Infrastructure Fund	107,374
Russell Money Market Fund	316,821

Distributor and Shareholder Servicing

Russell Financial Services, Inc. (the “Distributor”), a wholly owned subsidiary of RIMCo, serves as a distributor for RIC, pursuant to a distribution agreement with RIC.

Notes to Financial Statements	629

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2012

The Investment Company has a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act of 1940. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any selling agents, as defined in the Plan, for sales support services provided and related expenses incurred which were primarily intended to result in the sale of the Class A and Class C shares subject to the distribution plan. With the exception of the Russell Money Market Fund, the 12b-1 distribution payments shall not exceed 0.25% or 0.75% of the average daily net assets of a Fund’s Class A or Class C shares, respectively, on an annual basis. The 12b-1 distribution payments shall not exceed 0.15% of the Russell Money Market Fund’s average daily net assets of the Fund’s Class A shares on an annual basis.

To maintain a certain net yield for Class A shares of the Russell Money Market Fund, payments of the 12b-1 distribution fees on these shares have been temporarily suspended through December 31, 2012. This suspension may be extended, at the determination of the Board for the three-month period commencing on January 1, 2013.

In addition, the Investment Company has adopted a Shareholder Services Plan (the “Services Plan”) under which the Funds may make payments to the Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’ clients who beneficially own Class C or Class E shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C and Class E shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), these limitations are imposed at the class level of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

The aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C and Class E Shares of the Funds may not exceed 7.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. For the period ended October 31, 2012, the Distributor retained the following amounts in sales charges:

Contingent Deferred Sales Charges	Class A Shares

Russell International Developed Markets Fund	$994
Russell Global Equity Fund	1,082
Russell Tax-Managed U.S. Large Cap Fund	180
Russell Global Opportunistic Credit Fund	1,028
Russell Strategic Bond Fund	915
Russell Investment Grade Bond Fund	3,586
Russell Short Duration Bond Fund	20,497
Russell Commodity Strategies Fund	720
Russell Global Real Estate Securities Fund	246

For the period ended October 31, 2012, the sales commissions paid to the selling agents for the sales of Class A shares were as follows:

Contingent Deferred Sales Charges	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor

Russell U.S. Core Equity Fund	$61,046	$10,855
Russell U.S. Defensive Equity Fund	22,012	3,856
Russell U.S. Dynamic Equity Fund	135	23
Russell U.S. Strategic Equity Fund	2,478	509
Russell U.S. Large Cap Equity Fund	11,636	2,294
Russell U.S. Mid Cap Equity Fund	6,849	1,245
Russell U.S. Small Cap Equity Fund	30,161	5,119
Russell International Developed Markets Fund	51,772	9,596
Russell Global Equity Fund	45,968	7,102
Russell Emerging Markets Fund	52,018	8,925
Russell Tax-Managed U.S. Large Cap Fund	15,970	2,925
Russell Tax-Managed U.S. Mid & Small Cap Fund	7,350	1,364
Russell Global Opportunistic Credit Fund	18,321	3,495
Russell Strategic Bond Fund	128,604	25,701
Russell Investment Grade Bond Fund	41,839	7,724
Russell Short Duration Bond Fund	79,077	11,511
Russell Tax Exempt Bond Fund	41,991	8,406
Russell Commodity Strategies Fund	61,312	9,673
Russell Global Infrastructure Fund	29,337	4,390
Russell Global Real Estate Securities Fund	74,258	11,016
Russell Multi-Strategy Alternative Fund	3,955	546

630	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2012

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended October 31, 2012, were as follows:

	Russell U.S. Core Equity Fund	Russell U.S. Defensive Equity Fund	Russell U.S. Dynamic Equity Fund	Russell U.S. Strategic Equity Fund	Russell U.S. Large Cap Equity Fund

Advisory fees	$1,010,021	$582,297	$431,984	$985,491	$157,302
Administration fees	88,924	51,337	26,585	89,157	9,894
Distribution fees	41,156	34,106	3,467	2,217	870
Shareholder servicing fees	17,179	14,576	1,726	15,319	182
Transfer agent fees	162,006	103,477	12,896	323,586	43,133
Trustee fees	12,385	9,695	—	8,143	392

	$1,331,671	$795,488	$476,658	$1,423,913	$211,773

	Russell U.S. Mid Cap Equity Fund	Russell U.S. Small Cap Equity Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund
Advisory fees	$89,259	$818,818	$2,472,663	$2,160,389	$1,783,620
Administration fees	5,000	56,642	171,111	110,167	75,189
Distribution fees	687	19,962	31,222	9,751	24,751
Shareholder servicing fees	142	10,873	28,280	12,594	14,981
Transfer agent fees	22,354	153,881	449,954	279,456	244,318
Trustee fees	336	3,114	24,074	5,519	3,838

	$117,778	$1,063,290	$3,177,304	$2,577,876	$2,146,697

	Russell Tax- Managed U.S. Large Cap Fund	Russell Tax- Managed U.S. Mid & Small Cap Fund	Russell Global Opportunistic Credit Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund

Advisory fees	$307,695	$140,929	$490,520	$3,440,239	$408,825
Administration fees	21,285	6,829	32,989	333,173	79,186
Distribution fees	8,199	5,035	6,207	89,963	25,666
Shareholder servicing fees	7,347	2,828	4,245	58,778	16,902
Transfer agent fees	70,482	21,426	46,341	769,501	193,063
Trustee fees	457	231	1,350	13,587	2,127

	$415,465	$177,278	$581,652	$4,705,241	$725,769

	Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund	Russell Commodity Strategies Fund	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund
Advisory fees	$425,687	$175,089	$1,047,995	$691,806	$1,109,531
Administration fees	51,532	28,261	52,819	36,412	67,158
Distribution fees	91,538	22,730	13,808	4,004	32,678
Shareholder servicing fees	32,422	14,833	6,770	4,851	16,871
Transfer agent fees	94,701	85,504	138,163	89,013	218,173
Trustee fees	1,265	710	2,718	1,342	3,360

	$697,145	$327,127	$1,262,273	$827,428	$1,447,771

	Russell Multi-Strategy Alternative Fund	Russell Strategic Call Overwriting Fund	Russell Money Market Fund
Advisory fees	$980,218	$—	$337,767
Administration fees	29,970	2,363	8,462
Distribution fees	851	—	—
Shareholder servicing fees	3,056	—	—
Transfer agent fees	68,362	9,457	3,909
Trustee fees	2,837	187	1,139

	$1,085,294	$12,007	$351,277

Notes to Financial Statements	631

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2012

The Funds effect certain transactions through Russell Implementation Services Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (ii) to execute portfolio securities transactions for each Fund’s assets that RIMCo determines not to allocate to money managers and for each Fund’s cash reserves.

Amounts retained by RIS for the period ended October 31, 2012 (unaudited), were as follows:

Affiliated Broker	Fund Name	2012

RIMCo
	Russell U.S. Core Equity Fund	$1,227,880
	Russell U.S. Defensive Equity Fund	857,545
	Russell U.S. Dynamic Equity Fund	178,172
	Russell U.S. Strategic Equity Fund	476,254
	Russell U.S. Large Cap Equity Fund	56,984
	Russell U.S. Mid Cap Equity Fund	42,038
	Russell U.S. Small Cap Equity Fund	769,077
	Russell International Developed Markets Fund	703,058
	Russell Global Equity Fund	473,935
	Russell Emerging Markets Fund	424,993
	Russell Tax-Managed U.S. Large Cap Fund	80,726
	Russell Strategic Bond Fund	621,069
	Russell Investment Grade Bond Fund	219,676
	Russell Short Duration Bond Fund	10,704
	Russell Global Infrastructure Fund	29,989
	Russell Global Real Estate Securities Fund	103,058
	Russell Strategic Call Overwriting Fund	6,801

The Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. During the period ended October 31, 2012, the Funds have engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act. As defined by the procedures, each transaction is effected at the current market price.

Board of Trustees

The Russell Fund Complex consists of RIC, which has 40 Funds, and Russell Investment Funds (“RIF”), which has 10 Funds. Each of the Trustees is a Trustee of both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $75,000 per year; each of its interested Trustees a retainer of $65,000 per year; and each Trustee $6,500 for each regularly scheduled meeting attended in person, (effective January 1, 2012, $7,000) and $2,500 (effective January 1, 2012, $3,500) for each special meeting and the Annual 38a-1 meeting attended in person, and for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending regularly scheduled and special meetings by phone instead of receiving the full fee had the member attended in person (except for telephonic meetings called pursuant to the Funds’ valuation and pricing procedures) and a $500 fee for attending committee meetings by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $75,000. Ms. Cavanaugh and the Trustee Emeritus are not compensated by the Russell Fund Complex for her service as Trustee.

The Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act.

During the period ended October 31, 2012, the Funds have engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act. As defined by the procedures, each transaction is effected at the current market price.

632	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2012

6.	Federal Income Taxes

At October 31, 2012, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

						No Expiration
Funds	10/31/2015	10/31/2016	10/31/2017	10/31/2018	10/31/2019	Short-Term	Long-Term	Totals
Russell U.S. Core Equity Fund	$—	$40,156,094	$317,311,498	$—	$—	$—	$—	$357,467,592
Russell U.S. Defensive Equity Fund	—	5,746,967	515,453,508	—	—	—	—	521,200,475
Russell U.S. Dynamic Equity Fund	—	—	2,429,515	—	—	—	—	2,429,515
Russell U.S. Mid Cap Equity Fund	—	—	—	—	—	1,743,422	63,473	1,806,895
Russell U.S. Small Cap Equity Fund	59,464,093	—	27,947,051	—	—	—	—	87,411,144
Russell International Developed Markets Fund	248,560,332	67,525,118	790,159,939	51,503,855	—	—	—	1,157,749,244
Russell Global Equity Fund	—	—	145,958,385	—	—	—	—	145,958,385
Russell Emerging Markets Fund	—	—	—	—	—	3,710,223	—	3,710,223
Russell Tax-Managed U.S. Large Cap Fund	—	25,815,113	43,361,512	—	—	—	—	69,176,625
Russell Tax Exempt Bond Fund	—	591,337	—	—	525,860	—	—	1,117,197
Russell Multi-Strategy Alternative Fund	—	—	—	—	—	—	86,889	86,889
Russell Money Market Fund	—	1,389	—	—	2,994	—	1,748	6,131

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Russell U.S. Core Equity Fund	Russell U.S. Defensive Equity Fund	Russell U.S. Dynamic Equity Fund	Russell U.S. Strategic Equity Fund	Russell U.S. Large Cap Equity Fund

Cost of Investments	$222,967,701	$1,104,712,060	$643,613,197	$2,110,187,085	$231,041,899

Unrealized Appreciation	$2,529,877,543	$117,802,767	$25,251,778	$58,917,155	$12,931,673
Unrealized Depreciation	(567,185,430)	(13,165,970)	(14,711,111)	(45,953,811)	(4,643,589)

Net Unrealized Appreciation (Depreciation)	$1,962,692,113	$104,636,797	$10,540,667	$12,963,344	$8,288,084

Undistributed Ordinary Income	$1,346,798	$771,958	$165,746	$6,763,541	$828,764
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(357,467,592)	$(521,200,475)	$(2,429,515)	$197,287	$584,889
Tax Composition of Distributions
Ordinary Income	$36,251,710	$29,340,480	$937,415	$3,334,049	$1,280,804
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$—	$—
Distributions in Excess	$—	$—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—

Notes to Financial Statements	633

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2012

	Russell U.S. Mid Cap Equity Fund	Russell U.S. Small Cap Equity Fund	Russell International Developed Markets Fund	Russell Global Equity Fund	Russell Emerging Markets Fund
Cost of Investments	$124,210,256	$1,411,965,376	$4,231,263,694	$2,511,971,796	$1,725,711,732

Unrealized Appreciation	$4,055,370	$108,369,478	$171,487,117	$283,633,914	$248,667,252
Unrealized Depreciation	(3,239,940)	(58,329,705)	(105,599,976)	(143,227,485)	(79,892,096)

Net Unrealized Appreciation (Depreciation)	$815,430	$50,039,773	$65,887,141	$140,406,429	$168,775,156

Undistributed Ordinary Income	$—	$4,782,878	$84,215,696	$24,625,497	$16,013,620
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(1,806,895)	$(87,411,144)	$(1,157,749,244)	$(145,958,385)	$(3,710,223)
Tax Composition of Distributions
Ordinary Income	$303,404	$5,178,196	$81,006,950	$25,828,120	$26,769,955
Long-Term Capital Gains	$—	$—	$—	$—	$68,686,184
Distributions in Excess	$84,320	$—	$—	$—	$—

	Russell Tax-Managed U.S. Large Cap Fund	Russell Tax-Managed U.S. Mid & Small Cap Fund	Russell Global Opportunistic Credit Fund	Russell Strategic Bond Fund	Russell Investment Grade Bond Fund

Cost of Investments	$404,338,702	$139,428,346	$759,604,236	$8,492,604,535	$2,146,548,588

Unrealized Appreciation	$123,280,689	$42,319,265	$36,264,023	$307,005,153	$69,463,491
Unrealized Depreciation	(9,757,805)	(5,706,020)	(9,097,649)	(50,052,166)	(18,259,447)

Net Unrealized Appreciation (Depreciation)	$113,522,884	$36,613,245	$27,166,374	$256,952,987	$51,204,044

Undistributed Ordinary Income	$2,175,979	$—	$12,211,903	$179,641,159	$42,779,561
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(69,176,625)	$204,943	$419,361	$10,016,417	$20,470,053
Tax Composition of Distributions
Ordinary Income	$1,213,181	$—	$85,971,081	$275,251,233	$47,568,131
Long-Term Capital Gains	$—	$—	$—	$—	$6,600,076

	Russell Short Duration Bond Fund	Russell Tax Exempt Bond Fund	Russell Commodity Strategies Fund	Russell Global Infrastructure Fund	Russell Global Real Estate Securities Fund
Cost of Investments	$1,421,931,471	$656,076,038	$1,210,831,814	$878,147,271	$1,432,508,883

Unrealized Appreciation	$18,429,125	$40,266,716	$490,252	$77,322,355	$245,401,446
Unrealized Depreciation	(4,372,274)	(173,104)	(42,449)	(20,495,755)	(14,935,658)

Net Unrealized Appreciation (Depreciation)	$14,056,851	$40,093,612	$447,803	$56,826,600	$230,465,788

Undistributed Ordinary Income	$11,024,949	$—	$—	$10,042,258	$61,480,336
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$5,348,548	$(1,117,197)	$—	$12,161,408	$5,597,132
Tax Composition of Distributions
Ordinary Income	$17,872,178	$11,253	$49,871,880	$22,892,819	$34,341,458
Tax-Exempt Income	$—	$16,957,802	$—	$—	$—
Long-Term Capital Gains	$—	$—	$49,122	$294,847	$—
Tax Return of Capital	$—	$—	$(26,583,855)	$—	$—

634	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2012

	Russell Multi-Strategy Alternative Fund	Russell Strategic Call Overwriting Fund	Russell Money Market Fund

Cost of Investments	$709,303,690	$57,952,252	$195,168,642

Unrealized Appreciation	$130,611	$1,213,495	$—
Unrealized Depreciation	(158,920)	(1,516,557)	$—

Net Unrealized Appreciation (Depreciation)	$(28,309)	$(303,062)	$—

Undistributed Ordinary Income	$—	$322,225	$54
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(86,889)	$182,035	$(6,131)
Tax Composition of Distributions
Ordinary Income	$—	$43,601	$—

As permitted by tax regulations, the Funds intend to defer a late year ordinary loss incurred from January 1, 2012 to October 31, 2012 and treat it as arising in the fiscal year 2013. As of October 31, 2012, the Funds had deferred ordinary losses as follows:

Russell Tax-Managed U.S. Mid & Small Cap Fund	$128,527
Russell Commodity Strategies Fund	8,692,562

7.	Interfund Lending Program

The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. A Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the Fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the lending fund could result in reduced returns or additional borrowing costs. For the period ended October 31, 2012, the Funds presented herein did not borrow or loan through the interfund lending program.

8.	Record Ownership

As of October 31, 2012, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective fund.

	# of Shareholders	%

Russell Commodity Strategies Fund	2	22.6
Russell Global Equity Fund	2	24.9
Russell Global Infrastructure Fund	2	23.6
Russell Global Opportunistic Credit Fund	2	26.3
Russell International Developed Markets Fund	1	10.9
Russell Investment Grade Bond Fund	1	10.5
Russell Money Market Fund	1	22.3
Russell Multi-Strategy Alternative Fund	2	28.0
Russell Strategic Bond Fund	1	17.1
Russell Tax-Managed U.S. Mid & Small Cap Fund	1	10.7
Russell U.S. Core Equity Fund	2	29.2
Russell U.S. Defensive Equity Fund	2	25.6
Russell U.S. Dynamic Equity Fund	3	70.3
Russell U.S. Mid Cap Equity Fund	1	31.0
Russell U.S. Small Cap Equity Fund	1	11.1

Notes to Financial Statements	635

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2012

9.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933, as amended (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% (other than Russell Money Market Fund) in securities that are illiquid. Russell Money Market Fund may invest a portion of its net assets not to exceed 5% in securities that are illiquid. This limitation is applied at the time of purchase. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

See each Fund’s Schedule of Investments for a list of restricted securities held by a Fund that are illiquid.

10.	Reorganizations

As of the close of business on October 12, 2012, the Russell U.S. Defensive Equity Fund (“Defensive Equity Fund”) acquired all the net assets of the Russell U.S. Value Fund (“Value Fund”), an open-end investment company, pursuant to a plan of reorganization approved by the Board. The purpose of the transaction was to combine two funds managed by RIMCo with identical investment objectives and similar investment strategies. The acquisition was accomplished by a tax-free exchange of 1,441,258 shares of the Defensive Equity Fund, valued at $47,732,298, for 5,428,901 shares of the Value Fund outstanding as of the close of business on October 12, 2012. The investment portfolio of the Value Fund, with a fair value of $43,601,744 and identified cost of $40,407,782 as at the close of business on October 12, 2012, was the principal asset acquired by the Defensive Equity Fund. For financial reporting purposes, assets received and shares issued by the Defensive Equity Fund were recorded at fair value; however, the cost basis of the investments received from the Value Fund was carried forward to align ongoing reporting of the Defensive Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Defensive Equity Fund were $1,202,270,475.

Assuming the acquisition had been completed on November 1, 2011, the beginning of the annual reporting period of the Defensive Equity Fund, the Defensive Equity Fund’s pro forma results of operations for the year ended October 31, 2012, would have been as follows:

(Amounts in thousands)	Value Fund as of close of business 10/12/12	Defensive Equity as of 10/31/12	Pro Forma 10/31/12

Net investment income	$1,111	$29,508	$30,619
Net gain (loss) on investments	10,687	436,469	447,156
Net change in unrealized appreciation (depreciation)	(780)	(148,972)	(149,752)

Net increase (decrease) in net assets resulting from operations	$11,018	$317,005	$328,023

Had the acquisition occurred on November 1, 2011, the beginning of the annual reporting period, $54,004 of Advisory Fees would have been eliminated. There were no material amounts of undistributed net investment income or undistributed realized gains transferred to the Defensive Equity Fund that will be required to be distributed. The Defensive Equity Fund acquired loss carryovers from the Value Fund in the amount of $5,817,821. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Value Fund that have been included in the Defensive Equity Fund’s statement of operations since October 15, 2012.

11.	Subsequent Events

Management has evaluated events and/or transactions that have occurred through the date the financial statements were available to be issued and noted no items requiring adjustments of the financial statements or additional disclosures except the following:

On November 1, 2012, the Board declared the following dividends payable from net investment income. Dividends were paid on November 5, 2012, to shareholders of record on November 2, 2012.

Fund	Net Investment Income

Global Opportunistic Credit Fund - Class A	$0.0502
Global Opportunistic Credit Fund - Class C	0.0433
Global Opportunistic Credit Fund - Class E	0.0501
Global Opportunistic Credit Fund - Class S	0.0525
Global Opportunistic Credit Fund - Class Y	0.0536

636	Notes to Financial Statements

Russell Investment Company

Russell Funds

Notes to Financial Statements, continued — October 31, 2012

Fund	Net Investment Income

Russell Strategic Bond Fund - Class A	$0.0197
Russell Strategic Bond Fund - Class C	0.0117
Russell Strategic Bond Fund - Class E	0.0198
Russell Strategic Bond Fund - Class I	0.0230
Russell Strategic Bond Fund - Class S	0.0224
Russell Strategic Bond Fund - Class Y	0.0243
Russell Investment Grade Bond Fund - Class A	0.0495
Russell Investment Grade Bond Fund - Class C	0.0333
Russell Investment Grade Bond Fund - Class E	0.0503
Russell Investment Grade Bond Fund - Class I	0.0564
Russell Investment Grade Bond Fund - Class S	0.0548
Russell Investment Grade Bond Fund - Class Y	0.0589
Russell Short Duration Bond Fund - Class A	0.0138
Russell Short Duration Bond Fund - Class C	0.0003
Russell Short Duration Bond Fund - Class E	0.0137
Russell Short Duration Bond Fund - Class S	0.0183
Russell Short Duration Bond Fund - Class Y	0.0202
Russell Tax Exempt Bond Fund - Class A	0.0449
Russell Tax Exempt Bond Fund - Class C	0.0298
Russell Tax Exempt Bond Fund - Class E	0.0454
Russell Tax Exempt Bond Fund - Class S	0.0508

On December 3, 2012, the Board declared the following dividends payable from net investment income. Dividends were paid on December 5, 2012, to shareholders of record on December 4, 2012.

Fund	Net Investment Income
Global Opportunistic Credit Fund - Class A	$0.0413
Global Opportunistic Credit Fund - Class C	0.0356
Global Opportunistic Credit Fund - Class E	0.0411
Global Opportunistic Credit Fund - Class S	0.0432
Global Opportunistic Credit Fund - Class Y	0.0441
Russell Strategic Bond Fund - Class A	0.0146
Russell Strategic Bond Fund - Class C	0.0077
Russell Strategic Bond Fund - Class E	0.0148
Russell Strategic Bond Fund - Class I	0.0174
Russell Strategic Bond Fund - Class S	0.0169
Russell Strategic Bond Fund - Class Y	0.0185
Russell Investment Grade Bond Fund - Class A	0.0194
Russell Investment Grade Bond Fund - Class C	0.0054
Russell Investment Grade Bond Fund - Class E	0.0200
Russell Investment Grade Bond Fund - Class I	0.0253
Russell Investment Grade Bond Fund - Class S	0.0239
Russell Investment Grade Bond Fund - Class Y	0.0275
Russell Short Duration Bond Fund - Class A	0.0169
Russell Short Duration Bond Fund - Class C	0.0054
Russell Short Duration Bond Fund - Class E	0.0167
Russell Short Duration Bond Fund - Class S	0.0207
Russell Short Duration Bond Fund - Class Y	0.0224
Russell Tax Exempt Bond Fund - Class A	0.0396
Russell Tax Exempt Bond Fund - Class C	0.0263
Russell Tax Exempt Bond Fund - Class E	0.0402
Russell Tax Exempt Bond Fund - Class S	0.0448

Notes to Financial Statements	637

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Russell U.S. Core Equity Fund, Russell U.S. Defensive Equity Fund, Russell U.S. Dynamic Equity Fund, Russell U.S. Strategic Equity Fund, Russell U.S. Large Cap Equity Fund, Russell U.S. Mid Cap Equity Fund, Russell U.S. Small Cap Equity Fund, Russell International Developed Markets Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Global Opportunistic Credit Fund, Russell Strategic Bond Fund, Russell Investment Grade Bond Fund, Russell Short Duration Bond Fund, Russell Tax Exempt Bond Fund, Russell Commodity Strategies Fund, Russell Global Infrastructure Fund, Russell Global Real Estate Securities Fund, Russell Multi-Strategy Alternative Fund, Russell Strategic Call Overwriting Fund and Russell Money Market Fund (twenty-three of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at October 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, brokers and transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

Seattle, Washington

December 21, 2012

638	Report of Independent Registered Public Accounting Firm

Russell Investment Company

Russell Funds

Tax Information — October 31, 2012 (Unaudited)

For the tax year ended October 31, 2012, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2012, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Russell U.S Core Equity Fund	100.0%
Russell U.S. Defensive Equity Fund	100.0%
Russell U.S. Dynamic Equity Fund	100.0%
Russell U.S. Strategic Equity Fund	68.6%
Russell U.S. Large Cap Equity Fund	100.0%
Russell U.S. Mid Cap Equity Fund	100.0%
Russell U.S. Small Cap Equity Fund	100.0%
Russell International Developed Markets Fund	0%
Russell Global Equity Fund	61.3%
Russell Emerging Markets Fund	0%
Russell Tax-Managed U.S. Large Cap Fund	100.0%
Russell Tax-Managed U.S. Mid & Small Cap Fund	0%
Russell Global Opportunistic Credit Fund	0%
Russell Strategic Bond Fund	0%
Russell Investment Grade Bond Fund	0%
Russell Short Duration Bond Fund	0%
Russell Tax Exempt Bond Fund	0%
Russell Commodity Strategies Fund	0%
Russell Global Infrastructure Fund	19.8%
Russell Global Real Estate Securities Fund	0%
Russell Multi-Strategy Alternative Fund	0%
Russell Strategic Call Overwriting Fund	40.7%
Russell Money Market Fund	0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2012:

Investment Grade Bond Fund	$6,600,076
Commodity Strategies Fund	49,122
Global Infrastructure Fund	294,847
Emerging Markets Fund	68,686,184

Please consult a tax adviser for any questions about federal or state income tax laws.

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended October 31, 2012. Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

Fund Name	Foreign Taxes Paid	Foreign Taxes Paid Per Share	Foreign Source Income	Foreign Source Income Per Share
Russell International Developed Markets Fund	$4,274,211	$0.0304	$130,954,607	$0.9325
Russell Global Equity Fund	1,769,159	0.0059	35,124,943	0.1166
Russell Emerging Markets Fund	4,637,813	0.0456	35,423,620	0.3483
Russell Global Infrastructure Fund	1,149,017	0.0145	24,273,982	0.3057
Russell Global Real Estate Securities Fund	1,522,096	0.0360	32,576,196	0.7711

Pursuant to Section 852(b)(5)(A) of the Internal Revenue Code, the Russell Tax Exempt Bond Fund designates $16,957,802 of distributions from net investment income as exempt interest dividends during the taxable year ended October 31, 2012.

Tax Information	639

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts — (Unaudited)

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) at a meeting held in person on April 24, 2012 (the “Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ shares, management of the Funds by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts, and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 16, 2012, the Independent Trustees in preparation for the Agreement Evaluation Meeting met by conference telephone call to review the Agreement Evaluation Information received to that date in a private session with their independent counsel at which no representatives of RIMCo or the Funds’ management were present and, on the basis of that review, requested additional Agreement Evaluation Information. The Independent Trustees also met in person on April 23, 2012, in executive session with their independent counsel, to review additional Agreement Evaluation Information received to that date. At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board at the Agreement Evaluation Meeting as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Prior to voting at the Agreement Evaluation Meeting, the Independent Trustees again met in executive session with their independent counsel to consider additional Agreement Evaluation Information received from RIMCo and management at the Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered RIMCo’s advice that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Funds except the Russell Money Market Fund (the “Money Market Fund”), which is currently managed by RIMCo.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo managed directly a portion of one Fund’s assets employing a “select holding strategy,” as described below, during 2011 and a portion of 2012, and generally directly manages the investment of each Fund’s cash. RIMCo also may manage directly any portion of each Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of a Fund during transitions between Money Managers. RIMCo may also manage a Fund’s assets to manage risk in the Fund’s investment portfolio. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Fund and for actively managing allocations and reallocations of assets among the Money Managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. RIMCo is responsible for

640	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Fund. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectuses for the Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Fund, rather than the investment advisory or security selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIMCo;

2.	The advisory fee paid by the Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative, transfer agent or cash management fees and any fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board discussed with senior representatives of RIMCo the impact on the Funds’ operations of significant changes in RIMCo’s senior management and other personnel providing investment advisory and other services to the Funds since 2011 to the date of the Agreement Evaluation Meeting. At the Agreement Evaluation Meeting, RIMCo assured the Board that such changes have not resulted and are not expected to result in any diminution in the nature, scope or quality of the investment advisory or other services provided to the Funds. The Board also discussed the impact of organizational changes on the compliance programs of the Funds and RIMCo with the Funds’ Chief Compliance Officer (the “CCO”) and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the Funds’ compliance programs.

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly managed a portion — up to 10% — of the assets of the Russell U.S. Core Equity Fund and the Russell U.S. Quantitative Equity Fund (the “Participating Funds”) utilizing a select holdings strategy (the “select holdings strategy”) during 2011 and a portion of 2012, the actual allocation being determined by the Participating Funds’ RIMCo portfolio manager. The Board considered that the select holdings strategy utilized by RIMCo in managing such assets for the Participating Funds was designed to increase the Participating Funds’ exposure to stocks that were viewed as attractive by multiple Money Managers of the Participating Funds. The select holdings strategy was discontinued during

Basis for Approval of Investment Advisory Contracts	641

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

2011 or 2012 with respect to each Participating Fund. The Board considered the impact of the select holdings strategy upon the investment results of the Participating Funds. The Board also considered that during the period that the select holdings strategy was utilized for the Participating Funds, RIMCo was not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy was employed and that the profits derived by RIMCo generally, and from the Participating Funds consequently, may have increased incrementally. The Board, however, also considered RIMCo’s advice that it paid certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurred additional costs in carrying out the select holdings strategy; the limited amount of assets that were managed directly by RIMCo pursuant to the select holdings strategy; and the fact that the aggregate investment Advisory Fees paid by the Participating Funds were not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ Advisory Fees in light of Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives, including fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than their Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Funds during the periods covered by the Third-Party Information did result, in lower performance than that of some of their Comparable Funds. According to RIMCo, the strategies pursued by the Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

With respect to the Funds’ Advisory Fees, the Third-Party Information showed that the Russell U.S. Growth Fund, Russell U.S. Value Fund, Russell Tax-Managed U.S. Large Cap Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Strategic Bond Fund, Russell Short Duration Bond Fund, Russell Global Opportunistic Credit Fund, Russell Commodity Strategies Fund, Russell Global Infrastructure Fund and the Russell Global Real Estate Securities Fund each had an Advisory Fee which on a contractual basis, on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds) or on both a contractual and actual basis was ranked in the fourth or fifth quintile of its Expense Universe while each other Fund had an Advisory Fee which was ranked in the first, second or third quintile of its Expense Universe. In these rankings, the first quintile represents funds with the lowest investment advisory fees among funds in the Expense Universe and the fifth quintile represents funds with the highest investment advisory fees among the Expense Universe funds. The comparisons were based upon the latest fiscal years for the Expense Universe funds. The Board considered that, with the exception of the Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Global Opportunistic Credit Fund, Russell Commodity Strategies Fund and Russell Global Infrastructure Fund, each such Fund’s Advisory Fee was within 5 basis points or less from the third quintile of its Expense Universe. In assessing the Funds’ Advisory Fees, the Board focused on actual rather than contractual Advisory Fees. The Board further considered RIMCo’s explanation of the reasons for these Funds’ actual Advisory Fee rankings and its belief that the Funds’ Advisory Fees are fair and reasonable notwithstanding such comparisons. With respect to the Russell U.S. Value Fund, the Board considered that RIMCo in 2011 implemented a 5 basis point non-contractual Advisory Fee waiver for the Fund and, at the Agreement Evaluation Meeting, announced its intention to increase the voluntary Advisory Fee waiver by an additional 5 basis points. With respect to the Russell Global Infrastructure Fund, RIMCo noted that the Fund currently benefits from an Advisory Fee waiver of 34 basis points, consisting of a contractual waiver of 25 basis points and a voluntary waiver of 9 basis points.

In discussing the Funds’ Advisory Fees generally, RIMCo noted, among other things, that its Advisory Fees for Funds other than the Money Market Fund encompass services that may not be provided by investment advisers to the Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Funds’ Advisory Fees to their Money Managers. RIMCo expressed the view that Advisory Fees should be considered in the context of a Fund’s total expense ratio to obtain a complete picture. The Board, however, considered each Fund’s Advisory Fee on both a standalone basis and in the context of the Fund’s total expense ratio.

The Board considered for each Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund appropriately reflects or should be revised to reflect any such economies. The Board determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the Advisory Fee for each Fund appropriately reflected any economies of scale realized by that Fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds.

The Board considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other RIC funds under the Board’s supervision are lower, and, in some cases, may be substantially lower,

642	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

than the rates paid by RIC funds supervised by the Board, including the Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and all of the Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ total expenses, the Third-Party Information showed that the total expenses for the Russell U.S. Growth Fund, Russell U.S. Value Fund, Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Tax-Managed U.S. Mid & Small Cap Fund, Russell Short Duration Bond Fund, Russell Strategic Bond Fund and Russell Global Opportunistic Credit Fund each was ranked in the fourth quintile of its Expense Universe based upon the latest fiscal years for the Expense Universe funds and that the total expenses for the Russell Commodity Strategy Fund was ranked in the fifth quintile of its Expense Universe based upon the latest fiscal years for the Expense Universe funds. The total expenses for each of the other Funds was ranked in the first, second or third quintile of its Expense Universe. In these rankings, the first quintile represents the funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents funds with the highest total expenses among the Expense Universe funds. The Board considered that the total expenses of each of the Russell Global Equity Fund, Russell Emerging Markets Fund, Russell Strategic Bond Fund and Russell Short Duration Fund were within 5 basis points or less from the third quintile of the Fund’s Expense Universe. In the case of each of the aforementioned Funds, a significant factor in the Fund’s total expense ranking was the Fund’s Advisory Fee when compared to the investment advisory fees of other Expense Universe funds. The Board considered RIMCo’s explanation of these rankings.

With respect to the Russell U.S. Growth Fund, according to RIMCo, the Fund’s ranking reflected relatively high custody fees and other non-management expenses. RIMCo noted that it currently has contractually agreed to waive up to the full amount of its Advisory Fee and then to reimburse the Fund for other direct Fund-level expenses to the extent they exceed 0.98% of the Fund’s average daily net assets on an annual basis. In addition, RIMCo has implemented a voluntary cap on direct Fund-level expenses of 0.87% of average daily net assets on an annual basis. RIMCo expressed its belief that the Fund’s total expenses were reasonable under the circumstances.

With respect to the Russell U.S. Value Fund, according to RIMCo, the Fund’s ranking reflected relatively high Advisory Fees, custody fees and transfer agency fees. RIMCo noted that a 5 basis point non-contractual Advisory Fee waiver was implemented in mid-2011 and was not fully reflected in the Third-Party Information, although the Fund’s total expenses still would have ranked in the fourth quintile giving full effect to the waiver for the full year. RIMCo noted further that the assets in the Fund have declined during the past year. At the Agreement Evaluation Meeting, RIMCo announced that, effective May 1, 2012, it will increase the non-contractual Advisory Fee waiver to 10 basis points, which will bring the Fund’s total expenses to within 5.2 basis points of the third quintile on a pro forma basis.

With respect to the Russell Tax-Managed U.S. Mid & Small Cap Fund, the Fund’s ranking reflected relatively high advisory and custody fees. RIMCo noted that the Fund has a cap which, with certain exceptions, limits total direct Fund-level expenses to 1.10% of the Fund’s average daily net assets on an annual basis. RIMCo noted further that few of the funds in its Expense Universe pursue a tax-managed or tax-aware strategy comparable to the Fund’s and that the higher relative Advisory Fees and total expenses are justified by the Fund’s strategy.

With respect to the Russell Global Opportunistic Credit Fund and the Russell Commodity Strategies Fund, RIMCo expressed its belief that the Funds’ Expense Universes were not appropriate and that peer comparisons performed by RIMCo utilizing expense universes that, in its judgment, were more appropriate showed improved comparisons. In the case of the Russell Global Opportunistic Credit Fund, the Board considered RIMCo’s expectations that Money Manager fees will increase, resulting in a net margin that is one of the lowest among the Funds.

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Agreement Evaluation Meeting by RIMCo, the Board, in respect of each Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds; (2) the relative expense ratio of the Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds were not excessive; and (5) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo.

Basis for Approval of Investment Advisory Contracts	643

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

The Board concluded that, under the circumstances, the performance of each of the Funds was consistent with continuation of the RIMCo Agreement. The Board, in assessing the Funds’ performance, focused upon each Fund’s performance for the 3-year period ended December 31, 2011 as most relevant but also considered the Funds’ performance for the 1- and 5-year periods ended such date.

In evaluating the performance of the Funds generally relative to their Comparable Funds, the Board, in addition to the factors described above, also considered RIMCo’s advice that many of the Funds’ Comparable Funds do not “equitize” their cash (i.e., cash awaiting investment or disbursement to satisfy redemptions or other fund obligations) and may hold large cash positions uninvested in their investment portfolios. By contrast, the Funds generally follow a strategy of equitizing their cash and fully investing their assets in pursuit of their investment objectives (the Funds’ strategy of equitizing cash and fully investing their assets is hereinafter referred to as their “full investment strategy”). In support of the Funds’ full investment strategy, RIMCo in the past has noted that investors manage their own cash positions based upon their personal investment goals, strategies and risk tolerances and generally expect Fund assets to be fully invested. RIMCo in the past has noted that the Funds are distributed primarily through financial intermediaries who determine and manage clients’ cash positions rather than rely on the Funds to hold uninvested cash. RIMCo noted that the Funds’ full investment strategy generally will detract from relative performance in a declining market but may enhance the Funds’ relative performance in a rising market.

With respect to the Russell U.S. Quantitative Equity Fund, the Third-Party Information showed that the Fund’s performance was ranked in the first quintile of its Performance Universe for the 1-year period ended December 31, 2011, but was ranked in the fourth quintile of its Performance Universe for the 3- and 5-year periods ended such date. RIMCo expressed its belief that the methodology employed by the Third-Party Information provider in selecting Comparable Funds did not reflect the Fund’s strategy of reduced exposure to small/mid cap stocks and greater exposure to large cap stocks, although the Fund still would have underperformed relative to members of more appropriate peer groups. RIMCo noted that the Fund’s 3-year underperformance was driven by underperformance in 2009 and 2010. This underperformance largely was the result of significant swings in investor sentiment based upon macroeconomic news rather than company specific data, making a difficult environment for quantitative managers generally. RIMCo also noted changes made during 2010 and 2011 in the Fund’s Money Managers. In addition, RIMCo noted that the Fund’s underperformance in part reflected utilization of the select holdings strategy which magnified downside risk in periods of underperformance. The select holdings strategy was discontinued in respect of this Fund in March 2011. RIMCo during the past year expressed its belief that the Fund — is expected to perform better with these changes. The Fund showed improvement for the 1-year period ended December 31, 2011 in performance relative to its Comparable Funds, in-line with expectations expressed to the Board by RIMCo in connection with the changes to the Fund. The Board also took into account that changes to the Fund’s investment program were being planned by RIMCo which, if implemented, would reduce the significance of the Fund’s past performance.

With respect to the Russell Commodity Strategies Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 1-year period ended December 31, 2011. RIMCo expressed the view that the Performance Universe was inappropriate and RIMCo therefore reviewed the Fund’s performance relative to a performance universe of its own construction (the “Russell Performance Universe”). RIMCo advised the Board that the Fund underperformed relative to the other funds in the Russell Performance Universe and that such underperformance was attributable to differences in the peer funds’ benchmarks and performance objectives, many of which invest in higher risk strategies than the Fund and have been weighted more heavily in energy commodities which performed well during the period. RIMCo noted, among other things, that the peer funds in the Russell Performance Universe include sector funds such as natural resources and energy funds. The Board also considered the limited performance record of the Fund.

With respect to the Russell Tax Exempt Bond Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 1- and 3-year periods ended December 31, 2011, but was ranked in the third quintile for the 5-year period ended such date. The Board considered RIMCo’s explanation of the Fund’s relative underperformance for the 1- and 3-year periods. Among other things, RIMCo noted that the Comparable Funds’ tendency to maintain longer portfolio durations than the Fund generally maintains in its portfolio was a benefit during interest rallies during the periods. An underweight to state and local general obligations which outperformed (especially among lower quality states) also detracted from the Fund’s relative performance.

In evaluating performance, the Board considered each Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Funds in a risk-aware manner and the periodically volatile capital market conditions since 2008 that continue to impact the Funds’ relative performance for the 3- and, where applicable, 5-year periods ended December 31, 2011.

644	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

The Board also considered that a large number of Money Manager changes were made in 2010 and 2011 and that the performance of Money Managers continues to impact Fund performance for periods prior and subsequent to their termination.

The Board also considered information provided by RIMCo regarding planned changes to the investment strategies of certain Funds and related Money Manager terminations that RIMCo intended to recommend to the Board at the May 2012 Board meeting.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of each Fund and its respective shareholders and voted to approve the continuation of the RIMCo Agreement.

At the Agreement Evaluation Meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ CCO regarding each Money Manager’s compliance program. RIMCo recommended that each Money Manager be retained at its current fee rate, although RIMCo noted its intentions to recommend terminations of some Money Managers at the Board’s May 2012 meeting generally in connection with planned changes to the investment strategies of certain Funds. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information and other information received from RIMCo in support of its recommendations at the Agreement Evaluation Meeting, the Board concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Fund would be in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Prior to the April 24, 2012 Agreement Evaluation Meeting, the Board of Trustees received a proposal from RIMCo at a meeting held on December 6, 2011, to effect a money manager change for the Russell U.S. Core Equity Fund, Russell U.S. Small Cap Equity Fund, Russell Tax-Managed U.S. Large Cap Equity Fund and Russell Investment Grade Bond Fund. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 19, 2011 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Subsequent to the April 24, 2012 Agreement Evaluation Meeting, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 22, 2012, to effect a money manager change for the Russell U.S, Defensive Equity Fund, Russell Dynamic Equity Fund, Russell International Developed Markets Fund, Russell Emerging Markets Fund, Russell Global Opportunistic Credit Fund, Russell Strategic Bond Fund, Russell Investment Grade Bond Fund and Russell Short Duration Bond Fund; and (2) at a meeting held on August 28, 2012, to effect a money manager change for the Russell Multi-Strategy Alternative Fund and Russell U.S. Core Equity Fund. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the

Basis for Approval of Investment Advisory Contracts	645

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 24, 2012 Agreement Evaluation Meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Russell U.S. Large Cap Equity Fund, Russell U.S. Mid Cap Equity Fund, Russell U.S. Strategic Equity Fund and Russell Multi-Strategy Alternative Fund

With respect to each of the Russell U.S. Large Cap Equity Fund, Russell U.S. Mid Cap Equity Fund, Russell U.S. Strategic Equity Fund and Russell Multi-Strategy Alternative Fund (the “New Funds”), the Board of Trustees, including all of the Independent Trustees, considered and approved the implementation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager (the “portfolio management contracts”) at meetings held in person on December 6, 2011 for the Russell U.S. Large Cap Equity and Russell U.S. Mid Cap Equity Funds and on February 28, 2012 for the Russell U.S. Strategic Equity and Russell Multi-Strategy Alternative Funds (the “New Fund Agreement Evaluation Meetings”). In preparation for the reviews, the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) and each Money Manager to the Funds and proposed to be provided to the New Funds; and (2) information prepared by RIMCo, not an independent source, comparing the proposed fees and expenses of each of the New Funds with other peer funds not managed by RIMCo, believed by RIMCo to be generally comparable in investment objectives to the New Funds. In the case of each New Fund, its other peer funds are collectively hereinafter referred to as the New Fund’s “Russell Peer Funds.” The foregoing information is collectively called the “New Fund Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the other Funds in the same complex with respect to services provided by RIMCo and RIMCo’s affiliates, and advice previously received from counsel regarding the Trustees’ responsibilities in considering the agreements.

Based upon the New Fund Agreement Evaluation Information, including presentations by RIMCo at the New Fund Agreement Evaluation Meetings, the Trustees considered, with respect to each New Fund, various specific factors in evaluating approval of the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIMCo;

2.	The advisory fee paid by the Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3.	Other fees and benefits expected to be received by RIMCo or its affiliates from the Fund;

4.	Expenses expected to be incurred by the Fund; and

5.	Profits that RIMCo expects to derive from its operations with respect to the Funds.

On the basis of the New Fund Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, the Board, in respect of each New Fund, found, after giving effect to any applicable waivers and/or reimbursements (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services expected to be provided to the New Fund; (2) the relative expense ratio of the New Fund was comparable to those of its Russell Peer Funds; (3) other benefits and fees expected to be received by RIMCo or its affiliates from the New Fund were not excessive; and (4) RIMCo’s profitability with respect to the New Fund was not excessive in light of the expected nature, scope and overall quality of the investment management and other services to be provided by RIMCo.

After considering the foregoing and other relevant factors, the Board concluded that approval of the RIMCo Agreement on its current terms and conditions would be in the best interests of each New Fund and voted to approve the RIMCo Agreement.

At the New Fund Agreement Evaluation Meetings, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager: RIMCo’s assessment of the investment capabilities, philosophy and approach of the Money Manager; any significant

646	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Russell Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the New Funds’ underwriter; and RIMCo’s recommendation with respect to the Money Manager’s fee rate. The Board also received reports regarding each Money Manager’s compliance program and assurance from the New Funds’ Chief Compliance Officer that its compliance program would meet applicable legal and regulatory requirements. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee to be paid by each New Fund and the fact that each Money Manager’s fee will be paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the New Fund Agreement Evaluation Information, the Board concluded that the fees proposed to be paid to the Money Managers of each New Fund are reasonable in light of the expected quality of the investment advisory services to be provided and that approval of the portfolio management contract with each Money Manager of each New Fund would be in the best interests of the New Fund and its shareholders.

Russell Strategic Call Overwriting Fund

At a meeting held in person on April 24, 2012 (the “New Fund Agreement Evaluation Meeting”), the Board of Trustees, including all of the Independent Trustees, considered and approved the adoption of a separate advisory agreement with RIMCo (the “RIMCo Agreement”) for the Russell Strategic Call Overwriting Fund (the “New Fund”) in lieu of approving the current advisory agreement in place for RIC’ other funds. In preparation for the review, the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) and proposed to be provided to the New Fund, including the fact that the New Fund does not employ a multi-manager approach and that RIMCo will trade securities and other financial instruments directly on behalf of the New Fund; and (2) information prepared by RIMCo, not an independent source, comparing the proposed fees and expenses of the New Fund with other peer funds not managed by RIMCo, believed by RIMCo to be generally comparable in investment objectives to the New Fund. In the case the New Fund, its other peer funds are collectively hereinafter referred to as the “Russell Peer Funds.” The foregoing information is collectively called the “New Fund Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the other Funds in the same complex with respect to services provided by RIMCo and RIMCo’ affiliates, and advice previously received from counsel regarding the Trustees’ responsibilities in considering the agreements.

Based upon the New Fund Agreement Evaluation Information, including presentations by RIMCo at the New Fund Agreement Evaluation Meeting, the Trustees considered, with respect to the New Fund, various specific factors in evaluating approval of the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the New Fund by RIMCo;

2.	The advisory fee paid by the New Fund to RIMCo (the “Advisory Fee”);

3.	Other fees and benefits expected to be received by RIMCo or its affiliates from the New Fund;

4.	Expenses expected to be incurred by the New Fund; and

5.	Profits that RIMCo expects to derive from its operations with respect to the New Fund.

On the basis of the New Fund Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, the Board, in respect of the New Fund, found, after giving effect to any applicable waivers and/or reimbursements (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services expected to be provided to the New Fund; (2) the relative expense ratio of the New Fund was comparable to those of its Russell Peer Funds; (3) other benefits and fees expected to be received by RIMCo or its affiliates from the New Fund were not excessive; and (4) RIMCo’ profitability with respect to the New Fund was not excessive in light of the expected nature, scope and overall quality of the investment management and other services to be provided by RIMCo.

After considering the foregoing and other relevant factors, the Board concluded that approval of the RIMCo Agreement would be in the best interests of the New Fund and voted to approve the RIMCo Agreement.

Basis for Approval of Investment Advisory Contracts	647

Russell Investment Company

Russell Funds

Shareholder Requests for Additional Information — October 31, 2012 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; (iii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2012 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectuses and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectuses and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

648	Shareholder Requests for Additional Information

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers — October 31, 2012

(Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 40 funds, and Russell Investment Funds (“RIF”), which has 10 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustee emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an “audit committee financial expert” and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
# Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	President and Chief Executive Officer since 2010 Trustee since 2010	Until successor is chosen and qualified by Trustees Appointed until successor is duly elected and qualified

•President and CEO RIC and RIF

•Chairman of the Board, President and CEO, Russell Financial Services, Inc.

•Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”)

•Chairman of the Board and President, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)

•May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/ Washington Mutual, Inc. (investment company)

•1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services (investment company)

				50	None

## Daniel P. Connealy, Born June 6, 1946 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2003	Appointed until successor is duly elected and qualified	•June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company) •Chairman of the Audit Committee, RIC and RIF from 2005 to 2011	50	None

#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.
##	Mr. Connealy is an officer of a broker-dealer that distributes shares of the Funds and is therefore an Interested Trustee.

Disclosure of Information about Fund Trustees and Officers	649

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2012

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston, Born April 7, 1945 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2006 Chairman of the Investment Committee since 2010	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	•Senior Vice President, Larco Investments, Ltd. (real estate firm)	50	None

Kristianne Blake, Born January 22, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	•Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) •Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds (investment company) •Regent, University of Washington •President, Kristianne Gates Blake, P.S. (accounting services)	50	Director, Avista Corp (electric utilities); Trustee, Principal Investor Funds (investment company); Trustee, Principal Variable Contracts Funds (investment company)

Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue 18th Floor, Seattle, WA 98101	Trustee since 2012	Appointed until successor is duly elected and qualified	•Retired •Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company) •Trustee and Finance Committee Member/Chairman, Portland Community College (charitable organization)	50	•Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)

Jonathan Fine, Born July 8, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2004	Appointed until successor is duly elected and qualified	•President and Chief Executive Officer, United Way of King County, WA (charitable organization)	50	None

Raymond P. Tennison, Jr., Born December 21, 1955 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	•Vice Chairman of the Board, Simpson Investment Company (paper and forest products) Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	50	None

650	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2012

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES (continued)
Jack R. Thompson, Born March 21, 1949 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2005 Chairman of the Audit Committee, RIC and RIF since 2012	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	•September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company) •September 2007 to September 2010, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	50	•Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) •Director, Sparx Asia Funds until 2009 (investment company)

Julie W. Weston, Born October 2, 1943 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2002	Appointed until successor is duly elected and qualified	•Retired •Chairperson of the Investment Committee until December 2009	50	None

*	Each Trustee is subject to mandatory retirement at age 72.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
* George F. Russell, Jr., Born July 3, 1932 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	•Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo •Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) •Chairman, Sunshine Management Services, LLC (investment adviser)	50	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Disclosure of Information about Fund Trustees and Officers	651

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2012

(Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers, Born December 16, 1966 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	•Chief Compliance Officer, RIC •Chief Compliance Officer, RIF •2005-2011 Chief Compliance Officer, RIMCo •Chief Compliance Officer, RFSC •Chief Compliance Officer, Russell Exchange Traded Funds Trust

Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees

•President and CEO, RIC and RIF

•Chairman of the Board, Co-President and CEO, Russell Financial Services, Inc.

•Chairman of the Board, President and CEO, RFSC

•Director, RIMCo

•Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

•1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services

Mark E. Swanson, Born November 26, 1963 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees

•Treasurer, Chief Accounting Officer and CFO, RIC and RIF

•Treasurer, Chief Accounting Officer and CFO, Russell Exchange Traded Funds Trust

•Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.

•Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees	•Chief Investment Officer, RIC and RIF •Director, FRC •Chairman of the Board, President and CEO, RIMCo •1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Mary Beth Rhoden, Born April 25, 1969 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees

•1999 to 2010 Assistant Secretary, RIC and RIF

•Associate General Counsel, FRC

•Secretary, RIMCo, RFSC and Russell Financial Services, Inc.

•Secretary and Chief Legal Officer, RIC and RIF

•Secretary and Chief Legal Officer, Russell Exchange Traded Funds Trust

652	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers — As of December 3, 2012 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 40 funds, Russell Investment Funds (“RIF”), which has 10 funds and Russell Exchange Traded Funds Trust (“RET”), which has one fund. Each of the trustees is a trustee of RIC, RIF and RET. The first table provides information for the interested trustees. The second table provides information for the Independent Trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an audit committee financial expert; and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
# Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	President and Chief Executive Officer since 2010 Trustee since 2010	Until successor is chosen and qualified by Trustees Appointed until successor is duly elected and qualified

•President and CEO RIC, RIF and RET

•Chairman of the Board, President and CEO, Russell Financial Services, Inc. (“RFS”)

•Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”)

•Director, RIMCo

•Chairman of the Board and President, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)

•May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. (investment company)

•1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services (investment company)

				51	None

Disclosure of Information about Fund Trustees and Officers	653

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — As of December 3, 2012 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES (continued)
## Daniel P. Connealy, Born June 6, 1946 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2010	Appointed until successor is duly elected and qualified	•June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company) •Chairman of the Audit Committee, RIC and RIF from 2005 to 2011	51	None

### Jonathan Fine, Born July 8, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2004	Appointed until successor is duly elected and qualified	•President and Chief Executive Officer, United Way of King County, WA (charitable organization)	51	None

*	Each Trustee is subject to mandatory retirement at age 72.
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC, RIF and RET and is therefore classified as an Interested Trustee.
##	Mr. Connealy is an officer of a broker-dealer that distributes shares of the RIC Funds and is therefore classified as an Interested Trustee.
###	Mr. Fine is classified as an Interested Trustee due to Ms. Cavanaugh’s service on the Board of Directors of the United Way of King County, WA (“UWKC”) and in light of charitable contributions made by Russell Investments to UWKC.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston, Born April 7, 1945 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2006 Chairman of the Investment Committee since 2010	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	•Senior Vice President, Larco Investments, Ltd. (real estate firm)	51	None

Kristianne Blake, Born January 22, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	•Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) •Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds (investment company) •Regent, University of Washington •President, Kristianne Gates Blake, P.S. (accounting services)	51	Director, Avista Corp (electric utilities); Trustee, Principal Investor Funds (investment company); Trustee, Principal Variable Contracts Funds (investment company)

654	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — As of December 3, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES (continued)
Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue 18th Floor, Seattle, WA 98101	Trustee since 2012	Appointed until successor is duly elected and qualified	•Retired •Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company) •Trustee and Finance Committee Member/Chairman, Portland Community College (charitable organization)	51	•Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)

Raymond P. Tennison, Jr., Born December 21, 1955 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	•Vice Chairman of the Board, Simpson Investment Company (paper and forest products) •Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	51	None

Jack R. Thompson, Born March 21, 1949 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2005 Chairman of the Audit Committee, RIC and RIF since 2012	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	•September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company) •September 2007 to September 2010, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	51	•Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) •Director, Sparx Asia Funds until 2009 (investment company)

Julie W. Weston, Born October 2, 1943 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2002	Appointed until successor is duly elected and qualified	•Retired •Chairperson of the Investment Committee until December 2009	51	None

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	655

Russell Investment Company

Russell Funds

Disclosure of Information about Fund Trustees and Officers, continued — As of December 3, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
* George F. Russell, Jr., Born July 3, 1932 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	•Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo •Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) •Chairman, Sunshine Management Services, LLC (investment adviser)	51	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers, Born December 16, 1966 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	•Chief Compliance Officer, RIC, RIF and RET •Chief Compliance Officer, RFSC •2005-2011 Chief Compliance Officer, RIMCo

Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees

•CEO, U.S. Private Client Services, Russell Investments

•President and CEO, RIC, RIF and RET

•Chairman of the Board, Co-President and CEO, RFS

•Chairman of the Board, President and CEO, RFSC

•Director, RIMCo

•Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

•1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services

Mark E. Swanson, Born November 26, 1963 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	•Treasurer, Chief Accounting Officer and CFO, RIC, RIF and RET •Director, Funds Administration, RIMCo, RFSC, RTC and RFS •Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees

•Global Chief Investment Officer, Russell Investments

•Chief Investment Officer, RIC and RIF

•Director, FRC

•Chairman of the Board, President and CEO, RIMCo

•1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Mary Beth Rhoden, Born April 25, 1969 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees	•Associate General Counsel, FRC •Secretary, RIMCo, RFSC and RFS •Secretary and Chief Legal Officer, RIC, RIF and RET •1999 to 2010 Assistant Secretary, RIC and RIF

656	Disclosure of Information about Fund Trustees and Officers

Russell Funds

Russell Investment Company

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Interested Trustees#

Sandra Cavanaugh

Daniel P. Connealy

Jonathan Fine

Independent Trustees#

Thaddas L. Alston

Kristianne Blake

Cheryl Burgermeister

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustee Emeritus

George F. Russell, Jr.

Officers

Sandra Cavanaugh, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Mary Beth Rhoden, Secretary

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, WA 98101

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

1301 Second Avenue

Seattle, WA 98101

Custodian

State Street Bank and Trust Company

1200 Crown Colony Drive

Crown Colony Office Park

Quincy, MA 02169

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, WA 98101

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

1301 Second Avenue

Seattle, WA 98101

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue, Suite 1900

Seattle, WA 98101

Money Managers as of October 31, 2012

Russell U.S. Core Equity Fund

Columbus Circle Investors, Stamford, CT

Institutional Capital LLC, Chicago, IL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Lazard Asset Management LLC, New York, NY

Schneider Capital Management Corporation, Wayne, PA

Suffolk Capital Management, LLC, New York, NY

Sustainable Growth Advisers, LP, Stamford, CT

Russell U.S. Defensive Equity Fund

INTECH Investment Management LLC, West Palm Beach, FL

J.P. Morgan Investment Management Inc., New York, NY

Jacobs Levy Equity Management, Inc., Florham Park, NJ

PanAgora Asset Management Inc, Boston, MA

Russell U.S. Dynamic Equity Fund

AJO, LP, Philadelphia, PA

Cornerstone Capital Management, Inc., Minneapolis, MN

Schneider Capital Management Corporation, Wayne, PA

Suffolk Capital Management, LLC, New York, NY

Russell U.S. Strategic Equity Fund

AJO, LP, Philadelphia, PA

Columbus Circle Investors, Stamford, CT

Cornerstone Capital Management, Inc., Minneapolis, MN

Institutional Capital LLC, Chicago, IL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Lazard Asset Management LLC, New York, NY

PanAgora Asset Management Inc, Boston, MA

Schneider Capital Management Corporation, Wayne, PA

Snow Capital Management, L.P., Sewickley, PA

Suffolk Capital Management, LLC, New York, NY

Russell U.S. Large Cap Equity Fund

Ceredex Value Advisors LLC, Orlando, FL

Columbus Circle Investors, Stamford, CT

Institutional Capital LLC, Chicago, IL

Jacobs Levy Equity Management Inc, Florham Park, NJ

Sustainable Growth Advisers, LP, Stamford, CT

Russell U.S. Mid Cap Equity Fund

Arbor Capital Management, LLC, Minneapolis, MN

Ceredex Value Advisors LLC, Orlando, FL

Jacobs Levy Equity Management Inc, Florham Park, NJ

Russell U.S. Small Cap Equity Fund

Chartwell Investment Partners, Berwyn, PA

ClariVest Asset Management LLC, San Diego, CA

DePrince, Race & Zollo, Inc., Winter Park, FL

EAM Investors, LLC, Cardiff by the Sea, CA

Falcon Point Capital, LLC, San Francisco, CA

Huber Capital Management, LLC, Los Angeles, CA

Jacobs Levy Equity Management Inc, Florham Park, NJ

Next Century Growth Investors, LLC, Minneapolis, MN

PENN Capital Management Company, Inc., Philadelphia, PA

Ranger Investment Management, L.P., Dallas, TX

Signia Capital Management, LLC, Spokane, WA

Russell International Developed Markets Fund

AQR Capital Management, LLC, Greenwich, CT

Axiom International Investors LLC, Greenwich, CT

del Rey Global Investors, LLC, Los Angeles, CA

Driehaus Capital Management LLC, Chicago, IL

MFS Institutional Advisors Inc., Boston, MA

Mondrian Investment Partners Ltd, London, United Kingdom

Pzena Investment Management, LLC, New York, NY

William Blair & Company, LLC, Chicago, IL

Adviser, Money Managers and Service Providers	657
#	As of December 3, 2012.

Russell Funds

Russell Investment Company

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Russell Global Equity Fund

GLG Inc., New York, NY

Harris Associates L.P., Chicago, IL

MFS Institutional Advisors Inc., Boston, MA

Polaris Capital Management, LLC, Boston, MA

Sanders Capital, LLC, New York, NY

T. Rowe Price Associates, Inc., Baltimore, MD

Russell Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Boston, MA

Delaware Management Company, a Series of Delaware Management Business Trust, Philadelphia, PA

Genesis Asset Managers, LLP, Guernsey, Channel Islands

Harding Loevner LP, Bridgewater, NJ

Principal Global Investors LLC, Des Moines, IA

UBS Global Asset Management (Americas) Inc., Chicago, IL

Victoria 1522 Investments, LP, San Francisco, CA

Russell Tax-Managed U.S. Large Cap Fund

Armstrong Shaw Associates Inc., New Canaan, CT

J.P. Morgan Investment Management Inc., New York, NY

NWQ Investment Management Company, LLC, Los Angeles, CA

Sands Capital Management, Inc., Arlington, VA

Sustainable Growth Advisers, LP, Stamford CT

Russell Tax-Managed U.S. Mid & Small Cap Fund

Chartwell Investment Partners, Berwyn, PA

Netols Asset Management Inc., Mequon, WI

Parametric Portfolio Associates LLC, Seattle, WA

Summit Creek Advisors LLC, Minneapolis, MN

Turner Investment Partners, Inc., Berwyn, PA

Russell Global Opportunistic Credit Fund

DDJ Capital Management LLC, Waltham, MA

Lazard Asset Management LLC, New York, NY

Oaktree Capital Management, L.P., Los Angeles, CA

Stone Harbor Investment Partners LP, New York, NY

Russell Strategic Bond Fund

Brookfield Investment Management Inc., New York, NY

Colchester Global Investors Limited, London, United Kingdom

Logan Circle Partners, L.P., Philadelphia, PA

Macro Currency Group — an investment group within Principal Global Investors LLC, Des Moines, IA*

Metropolitan West Asset Management, LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

Wellington Management Company, LLP, Boston, MA

Russell Investment Grade Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Macro Currency Group — an investment group within Principal Global Investors LLC, Des Moines, IA*

Metropolitan West Asset Management, LLC, Los Angeles, CA

Neuberger Berman Fixed Income LLC, Chicago, IL

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Short Duration Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Pacific Investment Management Company LLC, Newport Beach, CA

Wellington Management Company, LLP, Boston, MA

Russell Tax Exempt Bond Fund

AllianceBernstein L.P., New York, NY

Standish Mellon Asset Management Company LLC, Boston, MA

Russell Commodity Strategies Fund

CoreCommodity Management, LLC, Stamford, CT

Credit Suisse Asset Management, LLC, New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Russell Global Infrastructure Fund

Cohen & Steers Capital Management, Inc., New York, NY

Macquarie Capital Investment Management LLC, New York, NY

Nuveen Asset Management, LLC, Chicago, IL

Russell Global Real Estate Securities Fund

AEW Capital Management LP, Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division, Dallas, TX

Russell Multi-Strategy Alternative Fund

2100 XENON Group, LLC, Chicago, IL

Acorn Derivatives Management Corporation, White Plains, NY

Amundi Investments USA, LLC, New York, NY

AQR Capital Management, LLC, Greenwich, CT

Brigade Capital Management, LLC, New York, NY

Eaton Vance Management, Boston, MA

First Eagle Investment Management, LLC, New York, NY

Galtere Ltd., New York, NY

Galtera N.A. Inc., New York, NY

Lazard Asset Management LLC, New York, NY

Levin Capital Strategies, L.P., New York, NY

Omega Advisors, Inc., New York, NY

*Principal

Global Investors LLC is the asset management arm of the Principal Financial Group® (The Principal®), which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used herein, Macro Currency Group means Principal Global Investors, LLC.

Note:	Russell Strategic Call Overwriting and Russell Money Market Funds are directly managed by RIMCo.

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

658	Adviser, Money Managers and Service Providers

Russell Investment Company	1301 Second Avenue	800-787-7354
	Seattle, Washington 98101	Fax: 206-505-3495
www.russell.com

36-08-019

2012 ANNUAL REPORT

LifePoints® Funds

OCTOBER 31, 2012

FUND	SHARE CLASS

Conservative Strategy Fund	A, C, E, R1, R2, R3, S

Moderate Strategy Fund	A, C, E, R1, R2, R3, S

Balanced Strategy Fund	A, C, E, R1, R2, R3, S

Growth Strategy Fund	A, C, E, R1, R2, R3, S

Equity Growth Strategy Fund	A, C, E, R1, R2, R3, S

2015 Strategy Fund	R1, R2, R3

2020 Strategy Fund	A, E, R1, R2, R3, S

2025 Strategy Fund	R1, R2, R3

2030 Strategy Fund	A, E, R1, R2, R3, S

2035 Strategy Fund	R1, R2, R3

2040 Strategy Fund	A, E, R1, R2, R3, S

2045 Strategy Fund	R1, R2, R3

2050 Strategy Fund	R1, R2, R3

2055 Strategy Fund	R1, R2, R3

In Retirement Fund	A, R1, R2, R3

Russell Investment Company

Russell Investment Company is a series investment company with 40 different investment portfolios referred to as Funds. These financial statements report on 15 of these Funds.

Russell Investment Company

LifePoints® Funds

Annual Report

October 31, 2012

Russell Investment Company - LifePoints® Funds.

Copyright © Russell Investments 2012. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

To Our Shareholders

Dear Shareholder,

If the last few years have taught us anything, it’s that being a patient, long-term investor isn’t always easy. It takes courage and commitment to stay invested when the moods of the markets swing from euphoria to panic, with very little provocation. A comment made by a European leader, a government official in the U.S. or simply a news media spokesperson can send the markets racing up or spiraling down. But this is the world in which we live and invest today and, consequently, it has never been more important to have a long-term financial plan, realistic goals and timelines, and regular check-ins with your financial advisor.

As a result of these gyrations, the journey this past year may have felt more negative than the actual performance of the broad markets. Despite this year’s ups and downs, the markets have performed well. From October 31, 2011, through October 31, 2012, the Russell 1000® Index is up 14.97%.

Whether you’re saving for retirement, already there or building a college fund or a charitable giving trust, Russell has a long, proud heritage of developing multi-asset solutions to help investors like you reach your financial goals. This year we’ve made a number of changes to our portfolios designed to deliver greater diversification and potentially lower volatility to many of the investments we manage. Combined with the guidance of your advisor, we believe these changes and additions to our funds and portfolios will help you achieve a more broadly diversified portfolio and a more consistent outcome.

On the following pages you can gain additional insights by reviewing our Russell Investment Company 2012 Annual Report for the fiscal year ending October 31, 2012, including portfolio management discussions and fund performance information.

Thank you for the trust you have placed in our firm. All of us at Russell Investments appreciate the opportunity to help you achieve financial security.

Best regards,

Sandra Cavanaugh

CEO, Americas Private Client Services

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Company

Market Summary as of October 31, 2012 (Unaudited)

U.S. Equity Markets

The U.S. equity market performed well during the fiscal year ended October 31, 2012. The market “climbed a wall of worry” during the fiscal year, as the strong performance of U.S. equities was in spite of lingering fears of a potential U.S. recession, continued uncertainty in Europe and slowing economic growth in China. For the one year period, the Russell 1000® Index returned 14.97% and the Russell 2000® Index returned 12.08%. Similar to the last fiscal period, the strong performance of the U.S. equity market was partially enabled by the continued resolve of central banks, in particular the U.S. Federal Reserve and European Central Bank. Official policy measures were aimed at containing the European sovereign debt crisis and combating slow economic growth and high unemployment. In addition, rising dividends, share buybacks and robust U.S. corporate earnings also helped push U.S. equity markets higher.

The fiscal year began somewhat slowly in November 2011 after the large upward move during October 2011. After the optimism of October, investors became increasingly worried about the implications of the ongoing European debt crisis. Fears of European economic uncertainty were evidenced by the rapid increase in Italian bond yields, which rose above the 7.00% threshold, and by a weak German bond auction during the month. The failure to stem the continuing eurozone crisis caused equity markets throughout the developed world, including the U.S., to fall throughout much of November. However in response to news of a coordinated monetary easing from the European Central Bank and the central banks of the U.S., Canada, Switzerland, Japan and the U.K, U.S. equity markets rallied strongly in the last week of the month to help November finish essentially flat as measured by the Russell 1000® Index.

The month of December was less volatile, partially due to low trading volumes. The market was supported by declining U.S. unemployment figures in addition to declining year-over-year inflation figures. There was also positive news from the U.S. housing market, including an increase in housing starts. However it was low beta stocks (stocks with low sensitivity to market movements) that led the market’s marginally positive move during December.

The U.S. equity market produced strong returns in each of the first three months of 2012, with the Russell 1000® Index returning 12.90%. U.S. equity investors were encouraged by the strong performance of computer technology and consumer discretionary companies. Stocks with high dividend yields, which had been trading at relatively high valuations, began to lag. However, the period was not dominated by the highest risk stocks, as companies with highly leveraged balance sheets also underperformed. Headline economic data in the United States was generally positive in the first three months of 2012. Year over year U.S. gross domestic product growth was positive and above 3.5% for the months of December 2011, January 2012 and February 2012 according to the U.S. Bureau of Economic Analysis. Unemployment in the U.S. decreased modestly during the quarter, from 8.5% in December 2011 to 8.3% in February 2012 according to the U.S. Bureau of Economic Analysis.

After strong performance during January, February and March, the U.S. equity market sold off in the second quarter. May was the worst single month of performance for U.S. stocks since September of 2011, as the Russell 1000® Index fell by 6.15%. During May, concerns over flagging Chinese and U.S. economic growth continued but the European sovereign debt crisis dominated investor psychology. Greece in particular remained front and center as it held a series of national elections that were staged as a referendum on Greece’s continued inclusion in the Euro. After an initial vote in May that resulted in no government being formed, speculation mounted about Greece exiting the Euro and the potential implications of its exit. This uncertainty created significant instability in the U.S. equity market in May and early June, which were further aggravated by worries over Spain’s banking system as well as Spanish and Italian government bond yields. However, the pro-Euro parties came out victorious in the Greek elections and progress at the eurozone summit helped the quarter end with a slight decrease in concerns about “tail risk” from Europe.

Many of the typical tilts of active managers were penalized during the month of May. Stocks with rising earnings estimates underperformed, as did stocks with low debt to capital ratios. The cheapest stocks in the U.S. equity market, based on price-to-earnings ratios, price-to-book ratios, and price-to-cash flow ratios, underperformed. Large capitalization managers, which normally underweight mega capitalization securities (securities of the largest companies as measured by market capitalization), faced a headwind from the outperformance of the top 50 mega capitalization

4	Market Summary

Russell Investment Company

Market Summary as of October 31, 2012, continued — (Unaudited)

stocks in the Russell 1000® Index. This combination of factor payoffs contributed to an unusually difficult quarter for active managers but also provided an opportunity to exploit the dislocations for potential future alpha (risk adjusted return) generation. The Chicago Board Options Exchange Market Volatility Index, a measure of the implied volatility of S&P 500 index options, rose during the months of April and May before falling in June to finish at 17.08. Correlations among stocks rose throughout the months of April, May and June to their highest levels of the year, in a pattern reminiscent of 2011.

After weak second quarter performance, the U.S. equity market performed well during July, August and September of 2012, with the Russell 1000® Index rising 6.31% during that time. Each of the three months was positive for the Russell 1000® Index. The most impactful news during this time came in the form of announcements from central banks, especially the U.S. Federal Reserve (the “Fed”) and the European Central Bank (“ECB”). On September 13, the Fed announced the third round of quantitative easing in the United States and the Russell 1000® Index was up 1.56% for the day. Another large one-day move came on September 6, as market participants responded to news from the ECB of “unlimited, sterilized bond purchases.” Investors responded positively to the significant decrease in the potential for the “worst case scenario” to occur with regard to European sovereign debt and associated tail risks. As these fears decreased, investors began shifting their focus to company specific valuations and fundamental measures such as cash flow generation and growth rates. The average correlation between stocks within the U.S. equity market decreased.

The factor environment also shifted and became significantly better for active managers. After struggling for much of the year, medium capitalization stocks came to life after July and made up significant ground in August. During the month of August, the Russell Midcap Index returned 3.15% and the Russell 1000® Index returned 2.43%. Stocks with lower valuation ratios, including those with low price-to-earnings and low price-to-book ratios, did particularly well in September. The signs of increased breadth of market leadership were welcomed by active managers as the year progressed and there was more differentiation based on company-specific information. Consumer discretionary stocks continued to fare well as U.S. economic data continued its gradual ascent.

The market was led marginally lower for the month of October 2012. In particular, large technology stocks struggled during the month. Apple, Inc., which had come to represent more than 4.00% of the Russell 1000® Index and more than 25.00% of the technology sector as measured by the Russell 1000® Index, struggled to provide earnings guidance that met analysts’ overall expectations. As other large technology companies followed suit, either with lower earnings guidance or failure to meet earnings or revenue estimates, the entire industry struggled.

The overall style environment for the year favored value stocks, as the Russell 1000® Value Index outperformed the Russell 1000® Growth Index. These indexes returned 16.89% and 13.02%, respectively. The environment was also more favorable for mega cap stocks, as the Russell Top 200 Index (up 16.15%) outperformed the Russell 1000® Index (up 14.97%), which in turn outperformed the Russell 2000® Index (up 12.08%). Furthermore, the environment was more favorable for defensive stocks as the Russell 1000® Defensive Index outperformed the Russell 1000® Dynamic Index. These indexes returned 15.61% and 13.98%, respectively. Looking at the market from the Russell Index dimensions of size, growth and stability, the payoffs to these dimensions were somewhat anomalous over the period. Atypically, large upward market movements for the period were led by the largest capitalization and most defensive securities. For this reason, many active managers did not generate as much alpha during the fiscal year as might have been expected for such strong market performance.

The Russell 2000® Index shared a number of similarities with the Russell 1000® Index, with the Russell 2000® Value Index outperforming the Russell 2000® Growth Index and the Russell 2000® Defensive Index outperforming the Russell 2000® Dynamic Index. At a factor level, dividend yield, low price-to-earnings ratios and low price-to-book ratios were rewarded, while beta and forecasted growth were penalized. This bias to defensive and value stocks was unusual given the strong equity market returns. However it was a highly tumultuous period, which resulted in volatile equity market returns and risk appetites. This made it a challenging environment for U.S. small capitalization active managers, with value managers in particular struggling. Many value managers over the year were overweight the energy and technology sectors and underweight real estate investment trusts (“REITS”) due to the relative attractiveness of valuations within these areas of the market. This positioning among small capitalization value managers was heavily penalized as the energy and technology sectors underperformed, while REITs outperformed.

Market Summary	5

Russell Investment Company

Market Summary as of October 31, 2012, continued — (Unaudited)

Non-U.S. Developed Equity Markets

For the fiscal year ended October 31, 2012, the non-U.S. equity market, as measured by the Russell Developed ex-U.S. Large Cap® Index (the “Index”), was up 4.50%. The ebb and flow of investor concern regarding global growth and sovereign debt led to a volatile market environment over the 12 month period. Despite record corporate profits during the period, equity investors saw more tempered absolute results given the European sovereign debt crisis, economic slowdown in China and anemic growth in the United States, all of which were constant reminders of the fragility of the equity market gains during the period.

In response to the multi-year debt crisis engulfing Europe, European central bank leaders implemented multiple policies to help alleviate the onerous borrowing costs in many peripheral nations. In late December 2011 and again in February 2012, the European Central Bank (“ECB”) implemented “Long-term Refinancing Operations,” in which it provided low cost loans to banks within the region. This program alleviated fear that Europe’s banks would stop extending credit to businesses and consumers, which triggered fairly substantial rallies in the global equity markets. In September, the ECB announced a plan to purchase an unlimited amount of sovereign bonds with maturities between one and three years in further attempts to address the debt crisis.

In the United States, similar easing was implemented in order to help boost economic growth and speed along the economic recovery. The first, Operation Twist, saw the U.S. Federal Reserve buy longer-term treasuries, while at the same time selling shorter-term treasuries. The intent of Operation Twist was to lower rates on the long end of the yield curve and encourage demand by making financing easier for consumers. Another policy action by the Federal Reserve was the announcement of “Quantitative Easing III,” in which the Federal Reserve plans to indefinitely purchase billions of dollars worth of agency mortgage-backed securities until the outlook for the labor market improves substantially. These quantitative easing policies generally had a positive influence on global equity markets, though increasingly less so as subsequent policies were announced.

Corporate profits continued to surprise on the upside for the majority of the fiscal year. Companies undertook significant de-leveraging efforts after the financial crisis and began to reap the rewards of improved margins. However, with companies operating closer to maximum efficiency, the struggle to grow top line revenue in order to justify market valuation came under fire during the third quarter 2012 reporting season. Many industry bellwethers and global conglomerates reported earnings below expectations and provided a bleak picture of the quarters to come. This caused selling pressure in October, which resulted in the Index posting a meager 0.9% return for the month.

During the fiscal year, Europe posted positive equity results as numerous easing policies and talks of a fiscal union calmed the market’s fear of a potential euro breakup. European stocks gained 12.58% during the period as measured by the Index. In May, the eurozone’s duopolistic leadership of Angela Merkel and Nicolas Sarkozy was disrupted when Francois Hollande was elected President of France, bringing a pro-growth agenda to European negotiations that had previously been centered on austerity. Despite positive equity market performance in most member countries, economic data out of the region was poor for the period. Spain’s national unemployment rate hovered around 25%, while the unemployment rate for those under the age of 25 stayed above 50% for the period according to the Spanish National Statistics Institute. In Italy, gross domestic product contracted over 2% for the 12-month period ending June 30, 2012 according to the Italian National Institute of Statistics. Within European equity markets, the more stable growth companies such as pharmaceuticals and food retailers were the best performers as measured by the Index, although with the improved political support, the northern European financial sector also outperformed the Index.

United Kingdom (“U.K.”) stocks were up 13.84% as measured by the Index, making it one of the top performing regions over the period, with some of the larger banks and consumer discretionary companies posting the best results. Like many other countries, the U.K. experienced a significant economic slowdown on the heels of the global financial crisis. The U.K. entered a recession in the first quarter of 2012 after two consecutive quarters of contracting growth, but the Summer Olympics and increased output helped the economy recover in the third quarter and post its best quarterly growth numbers since the financial crisis began.

Despite the positive global momentum that monetary stimuli provided, Japanese securities struggled to keep pace with their global peers. For the 12 month period ending October 31, 2012 the Japanese market was down 1.21% as measured by the Index, which made it the worst performing region during the period. The continued strength of the yen was a

6	Market Summary

Russell Investment Company

Market Summary as of October 31, 2012, continued — (Unaudited)

headwind for the country’s exporters, as multiple easing policies by the Bank of Japan had little lasting effect on weakening the country’s currency. Also, months after the disastrous earthquake and tsunami, Japanese firms faced further supply-chain difficulties as massive floods in Thailand wreaked havoc on Japanese operations that had recently moved to the region. In addition to natural disaster related issues, Japanese firms were negatively impacted by geopolitical strife. Chinese-Japanese relation soured during the summer as both countries laid claim to a group of uninhabited islands in the East China Sea. In response, Chinese consumers shunned Japanese products, damaging Japanese exports. Automakers in Japan subsequently lowered their sales and earnings forecasts.

Sector payoffs were largely reflective of the macro environment and events that occurred during the period. Stable growth sectors that outperformed in the prior year continued their strong performance in the most recent 12-month period. Health care and consumer staples companies, which saw their stocks rise 21.4% and 15.89%, respectively, as measured by the Index, provided consistent earnings prospects in the face of uncertain global demand. The financial sector posted gains of 17.9% as measured by the Index, as central banks increased the money supply and made it easier for banks to borrow at lower rates. Even European banks, which faced dire prospects just a year ago, had gains of 15.3% as measured by the Index, although most of the gains were in the northern European and Scandinavian countries, while peripheral countries, such as Ireland, Portugal, Spain, and Italy, struggled to garner positive traction. Information technology was a poorly performing sector as measured by the Index, mainly due to the currency headwind that faced many Japanese exporters. The materials sector returned -0.2% during the period as measured by the Index, making it the third worst performing sector in the Index. Worries of slower growth continued to weigh on the sector, while a realized slowdown in China depressed commodity prices.

Emerging Markets

The Russell Emerging Markets® Index (the “Index”) gained 2.52% over the fiscal year ended October 31, 2012. In what was another relatively volatile period, macroeconomic events continued to impact emerging market equities against a backdrop that saw investor attention frequently occupied by the ongoing sovereign debt crisis in Europe. Inflationary pressures were a continued concern for investors as central banks from Brazil to India to China took action to sustain economic growth. With central banks in the developed world extending quantitative easing measures, amid record low interest rates, emerging markets received some large inflows. However, some equally large outflows were also evident at times as investor risk appetite swung from positive to negative over the year. Measures to control currency appreciation were also adopted by several nations in an effort to maintain the competitiveness of their exports.

In November and December of 2011, the Index lost 8.27% as contagion fears from the eurozone debt crisis driven by a perceived lack of action by policymakers prompted a spike in investor risk aversion. As a result, both commodity and energy prices fell. Investor confidence was buoyed toward the end of December when the European Central Bank (“ECB”) launched its Long Term Refinancing Operations (“LTRO”), which was an unprecedented injection of credit into the eurozone’s banking system. The higher liquidity led many investors to seek the superior expected returns offered in emerging markets. The Index fell just 1.59% in December 2011, which was a relatively good result considering the start to the month, and this relatively positive performance helped to curb negative sentiment toward the market.

The monetary stimulus that sparked life into the market at the end of 2011 continued to enhance returns through the first quarter of 2012, as the Index enjoyed its best first quarter in 20 years, registering a 14.66% first quarter gain. Confidence was augmented by an additional round of LTRO from the ECB at the end of February, aimed at ensuring another credit crunch did not stifle economic growth. A calming of events in the eurozone, after Greece made a tentative agreement with its creditors, spurred Eastern European markets, which are highly geared to the eurozone region. Fear over slowing economic growth was the basis for stimulus packages and central bank action across a number of emerging markets. Investor reaction was mixed between the different countries, despite all Index members registering positive returns. The key focus for many investors was the added risk these stimulus packages posed from an inflation perspective and the challenge for central banks to manage this threat.

During the second quarter of 2012, emerging markets gave back the majority of outperformance generated over the first quarter of 2012. Rising inflation and weakening growth combined to weigh on investor risk appetite, which resulted in large capital outflows and weakening currencies. A 20% dive in the price of Brent crude amid softening commodity prices proved detrimental for a number of emerging markets. The Index declined 9.09% during the quarter.

Market Summary	7

Russell Investment Company

Market Summary as of October 31, 2012, continued — (Unaudited)

After a slow start, the third quarter of 2012 saw emerging markets rebound with the Index climbing 8.09%. Once again, it was a combination of stimulus action from policymakers and central bank monetary easing across both developed and emerging markets which bolstered investor confidence. At the forefront of this was the ECB President Mario Draghi, who declared that the bank would do “whatever it takes” to protect the euro. The result was a sharp fall in investor risk aversion and emerging markets became the beneficiaries of increased investor liquidity. Positive equity returns were registered despite the release of some relatively weak macroeconomic data in a number of major emerging countries. The Index gave back some gains in October as a largely positive start to third quarter earnings season was eclipsed by some downside surprises from corporates across both developed and emerging markets.

For the one year period ended October 31, 2012, Hungary was one of the better performing markets in the Eastern European region as its sovereign debt crisis showed signs of easing. It was up 12.81% over the period as measured by the Index. After its debt was lowered to a junk rating in November of 2011, the government entered talks with the International Monetary Fund with the aim of agreeing to an aid package. While a final agreement was not made during the fiscal year, hopes for such an agreement spurred a rally in Hungary’s local currency, the forint. Turkey was another strong performer, gaining 28.57% over the period as measured by the Index, and was aided by a sovereign debt upgrade, improving public finances and a growing domestic market that served to support corporate earnings, enabling the central bank to implement interest rate cuts. Russia was one of the weakest regional markets over the fiscal year, losing 6.77% as measured by the Index. The energy weighted market suffered as the price of crude oil declined 7.46% over the period. Weaker corporate governance remained an underlying issue for investors as valuations remained at a discount to other emerging markets.

In Latin America, Brazil was the weakest market during the fiscal year, losing 9.32% as measured by the Index. Plummeting gross domestic product (“GDP”) growth forced the central bank to cut rates to record lows over the period while the government announced a raft of stimulus measures. With record low unemployment, supply side issues continued to constrain growth and many of the government’s measures focused on longer term infrastructure investment. However, investors focused on the potentially inflationary impact of these actions. In addition, the country’s mining and resources sectors were hurt by the weaker outlook for global growth, which weighed on commodity prices. Meanwhile, Mexico was the best performing market in Latin America, rising 20.37% as measured by the Index, and was helped by robust management of public finances, a presidential election and a recovery in its largest trading market, the United States. The Colombian equity market was another strong performer, gaining 15.95% as measured by the Index, underpinned by strong fiscal management, attractive GDP growth and a $100bn infrastructure investment plan.

Asian markets recorded some of the largest gains in the Index, including a 37.66% rise from the world’s best emerging market in the fiscal year, Thailand. Recovery and reconstruction in the wake of floods in 2011 provided major stimulus to the economy, which grew at 12.72% over the second quarter of 2012. The Philippines also performed well, gaining 30.98% as measured by the Index, as improving macroeconomic fundamentals and a reformist government boosted investor confidence. In contrast, some North Asian markets were left trailing regional peers. Deteriorating fundamentals, including rising inflation and declining exports, left the Taiwanese market lagging. South Korean equities added just 2.91% over the fiscal year, as GDP slowed to just 1.6% in the third quarter and a deterioration in key trade markets of Europe and China hurt exporters. A stronger local currency (Won) did not help. China also registered more moderate relative returns, gaining 3.30% as measured by the Index, as fears over a hard landing continued to impact markets amid a string of consecutively weak economic data releases. A deceleration of GDP to 7.5%, the lowest reading since 2009, provided the backdrop to a period which saw the central bank cut rates twice as well as implement a number of other synthetic stimuli in an effort to ward off any sharp economic slowdown. India was the worst performing Asian market, losing 5.44% as measured by the Index. It was beset by weakening growth, inflationary pressures and corporate scandal. To make matters worse, a plunge in industrial production during the second quarter saw the Indian rupee hit an all time low against the dollar. The weaker rupee was another headwind to the country’s economy, which is a net importer of oil, as rising fuel costs saw refiners raise prices, further inflaming inflationary pressures.

At the sector level, consumer staples and health care were the best performing sectors, climbing 18.86% and 18.19%, respectively, during the fiscal year as measured by the Index. Within consumer staples, beverage manufacturers did particularly well on the back of continued demand growth and a round of merger and acquisition activity in the sector.

8	Market Summary

Russell Investment Company

Market Summary as of October 31, 2012, continued — (Unaudited)

Health care was another sector that benefitted from a combination of strong fundamentals and merger and acquisition activity, particularly in Asia where medical supplies manufacturers and life providers alike did well. The weakest performance came from pro-cyclical sectors materials & processing and energy, which were down 9.44% and 6.55%, respectively, as measured by the Index.

U.S./Global Fixed Income Markets

For the fiscal year ended October 31, 2012, fixed income markets continued to be driven by global macroeconomic factors. Despite some fits and starts, markets in the first third of the fiscal year followed a positive trend as part of a relief rally that began in October 2011. This rally was supported by a series of positive announcements during a respite from negative announcements from the United States and Europe. However, negative developments started to resurface once again in April and May, which caused a temporary setback in the market’s rally. Central bankers from Europe and the United States responded by providing additional stimulus to ease investor concerns. With the support from central banks, the market continued its rally through the end of the year.

November 2011 gave back some gains after a strong rally in October 2011, with the Barclays Investment Grade Corporate Index and the Barclays High Yield Corporate Index both underperforming equivalent duration U.S. treasuries by 2.88% and 2.59%, respectively. The month ended with significant announcements by Standard & Poor’s (“S&P”) and several central banks. After applying a new credit rating methodology to 37 of the world’s largest banks, S&P announced the downgrade of 15 banks, including large institutions such as Bank of America, Goldman Sachs, Citigroup, Morgan Stanley, Wells Fargo and JP Morgan Chase. However, the downgrade announcement was balanced with the announcement of supportive central bank actions from across the globe. The Bank of Canada, the Bank of England, the Bank of Japan, the European Central Bank, the U.S. Federal Reserve (the “Fed”) and the Swiss National Bank coordinated their efforts to inject liquidity into the global financial system. The central banks wanted to ease financial market strains in an effort to support global economic activity. As a result, on the day of the announcement, the financials sub-sector of the Barclays Investment Grade Corporate Index outperformed equivalent duration U.S. treasuries by 0.34%. Through January 2012, the year-to-date performance of the Barclays Investment Grade Corporate Index was still slightly down, underperforming equivalent duration U.S. treasuries by 0.17%. However, other credit risk sectors had generally outperformed their respective equivalent duration U.S. treasuries. The strongest performers for the period through January 2012 were more economically sensitive sectors as represented by the Barclays Commercial Mortgage Backed Securities Index and Barclays High Yield Corporate Index, which outperformed equivalent-duration U.S. treasuries by 2.69% and 1.93%, respectively. Over this period, non-agency mortgage performance as represented by the total return of the MarkIt ABX Home Equity AAA 06-2 Index was -3.22%, -0.31% and 3.67% in November, December and January, respectively.

Markets continued their outperformance in February and March as positive developments, and a decline in negative announcements, supported demand for non-treasury sectors. In February, the Fed announced the private sale of the remaining assets in its Maiden Lane II portfolio to Credit Suisse Group AG. This portfolio primarily consisted of non-agency mortgage assets that were acquired in 2008 from American International Group Inc. (AIG) to alleviate capital and liquidity pressures on the company. A portion of the Maiden Lane II portfolio was sold off in the open market in 2011, but sales were halted after the drawn out sales process started to materially depress sub-prime non-agency mortgage asset prices. This transaction was seen as a positive development as it removed looming concerns of potentially another round of disruptive open market sales. The Fed stated that the combined sales of the Maiden Lane II portfolio netted a $2.8 billion profit for U.S. taxpayers. In the same month, the European Central Bank provided 800 eurozone banks with an additional €529.5 billion in low interest loans as part of the second round of its Long Term Refinancing Operations (“LTRO”). The LTRO program was a low cost loan scheme for European banks that was announced by the European Central Bank towards the end of 2011 in a bid to help ease the eurozone crisis. Round one was carried out in December 2011, when banks took €489 billion from the European Central Bank. Separate but related, the European Central Bank and the International Monetary Fund also finally agreed to a €130 billion bailout for Greece to help it avoid default. The combination of these developments reduced the short-term risk of negative knock-on effects to emerging market countries. This respite was reflected positively in emerging market debt performance, with the Barclays Emerging Market (USD) Index outperforming equivalent duration U.S. treasuries by 3.55% in February. In March, the results of the Fed’s stress test of the 19 largest U.S. banks’ capital adequacy were released. With 15 of the 19 banks passing the

Market Summary	9

Russell Investment Company

Market Summary as of October 31, 2012, continued — (Unaudited)

stress test, markets continued to rally. For February and March 2012, all credit sectors in the Barclays US Aggregate Bond Index outperformed their respective equivalent duration U.S. treasuries. In particular, investment grade corporate bonds (particularly the financial sub-sector), commercial mortgage-backed securities and emerging market debt lead the way. The Barclays Investment Grade Corporate Index, Barclays Commercial Mortgage Backed Securities Index and the Barclays Emerging Market (USD) Index outperformed equivalent duration U.S. treasuries by 2.00%, 2.07% and 5.13%, respectively. Non-agency mortgage performance as represented by the total return of the MarkIt ABX Home Equity AAA 06-2 Index was 4.88% and -0.27% in February and March, respectively.

However, risk aversion returned to the marketplace in April and May as negative news out of the U.S. and Europe dominated markets once again. U.S. economic data releases were lackluster as labor markets remained weak with initial jobless claims at the start of April elevated at approximately 388,000 according to the U.S. Department of Labor. The first quarter 2012 advanced U.S. Gross Domestic Product (“GDP”) release came in below expectations at a sluggish 2.2% according to the U.S. Bureau of Economic Analysis. In Europe, concerns over the solvency of Spanish banks were front and center in addition to S&P’s downgrade of Spain’s debt rating from A to BBB+ in April. In May, concerns continued to mount as Spanish yields continued to increase, reflecting growing perceived risk in the Spanish banking sector. In addition, investors had to deal with the uncertainty surrounding which party would win in the upcoming Greek elections. Greek parties had differing views on austerity and the outcome of the election was seen to influence whether or not Greece would exit the Euro. Up until this point, U.S. 10-year treasury yields had been increasing from 1.87% at the beginning of January 2012 to 2.21% at the end of March. Due to the negative developments in these two months, U.S. 10-year treasury yields decreased by 0.65% to 1.56% at the end of May, reflecting a flight-to-safety by investors. Over this period, all credit risk sectors in the Barclays U.S. Aggregate Bond Index underperformed equivalent duration U.S. treasuries. The asset-backed securities sector underperformed the least, as investors continued to see these securities as high quality and liquid. However, the Barclays US Mortgage Backed Securities Index, Barclays Investment Grade Corporate Index, Barclays Commercial Mortgage Backed Securities Index, Barclays High Yield Index and Barclays Emerging Market (USD) Index underperformed equivalent duration U.S. treasuries by 0.92%, 2.11%, 0.94%, 2.34% and 5.56%, respectively. Non-agency mortgage performance as represented by the total return of the MarkIt ABX Home Equity AAA 06-2 Index was 1.67% and -0.23% in April and May, respectively.

After these two tumultuous months, markets rallied until the end of the fiscal year as a series of central bank actions stimulated investors to resume risk taking. In June, Spain accepted a bailout package of up to €100 billion that focused on stabilizing the Spanish banking sector. Afterwards, the anxiety surrounding the Greek election subsided after the pro-bailout New Democracy party won the elections and gave hope to investors that Greece would stay in the Euro. The market’s positive momentum continued in July as Mario Draghi, president of the European Central Bank, publicly announced that the European Central Bank was ready to do whatever it takes to preserve the Euro. The Fed reaffirmed its commitment to keep rates low until end of 2014, but remained elusive about the possibility of releasing a third round of quantitative easing. Meanwhile, investors continued to bolster the markets on speculation that the Fed’s stimulus would be announced in the near future. In September, the Federal Reserve announced a third round of quantitative easing, as many had speculated, but surprised investors with the open ended nature of the stimulus program. The third round of quantitative easing (“Quantitative Easing III”) would be in the form of an additional $40 billion in agency mortgage backed securities purchases per month until labor markets substantially improved. While investors had already bid up agency mortgages in expectation of a stimulus program using agency mortgage purchases, the open ended nature of the announcement caused agency mortgages to further rally immediately after the announcement. The Fed also announced the continuation of Operation Twist (a program to sell short-term U.S. treasuries and buy longer-dated bonds) and revised its expectation of a rate rise to mid-2015. The culmination of the various developments over this period was highly supportive of risk assets. From June to October, the U.S. 10-year treasury yield increased from 1.56% at the end of May to 1.69% at the end of October. The Barclays US Mortgage Backed Securities Index, Barclays Investment Grade Corporate Index, Barclays Commercial Mortgage Backed Securities Index, Barclays High Yield Index and Barclays Emerging Market (USD) Index outperformed equivalent duration U.S. treasuries by 0.90%, 5.60%, 4.89%, 7.46% and 11.00%, respectively. Non-agency mortgage performance as represented by the total return of the MarkIt ABX Home Equity AAA 06-2 Index was very strong over this period, with the most outstanding month being September where the index returned 19.47%.

10	Market Summary

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Russell Investment Company

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Conservative Strategy Fund - Class A ‡
	Total Return
1 Year	1.01%
5 Years	2.83	%§
10 Years	4.24	%§

Conservative Strategy Fund - Class C
	Total Return
1 Year	6.28%
5 Years	3.25	%§
10 Years	4.07	%§

Conservative Strategy Fund - Class E
	Total Return
1 Year	7.11%
5 Years	4.01	%§
10 Years	4.85	%§

Conservative Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	7.57%
5 Years	4.38	%§
10 Years	5.15	%§

Conservative Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	7.32%
5 Years	4.09	%§
10 Years	4.88	%§

Conservative Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	6.91%
5 Years	3.83	%§
10 Years	4.63	%§

Conservative Strategy Fund - Class S
	Total Return
1 Year	7.37%
5 Years	4.30	%§
10 Years	5.12	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	5.25%
5 Years	6.38	%§
10 Years	5.39	%§

BofA Merrill Lynch 1-3 Yr US Treasuries Index ***
	Total Return
1 Year	0.41%
5 Years	2.70	%§
10 Years	2.78	%§

12	Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Conservative Strategy Fund (the “Fund”) is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Fund seeks to provide high current income and low long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Conservative Strategy Fund’s Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 7.15%, 6.28%, 7.11%, 7.57%, 7.32%, 6.91% and 7.37%, respectively. This is compared to the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index, which gained 5.25% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Mixed Asset Target Allocation Conservative Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 7.24%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s outperformance relative to the Barclays U.S. Aggregate Bond Index was due to the Fund’s out-of-benchmark allocation to equities, global real estate securities and opportunistic credit, which outperformed fixed income securities over the period.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The overall positive market environment for U.S. equities through the fiscal year ended October 31, 2012 provided a tailwind for the Fund’s out of benchmark allocation to U.S. large cap equities, which contributed to positive returns over the fiscal year.

In the U.S., the equity market was dominated by macroeconomic drivers. The U.S. equity market started the fiscal year volatile, in response to growing concerns over the European Debt Crisis signaled by rising Italian bond yields in November. However, U.S. equity markets moved marginally up in December, supported by improving U.S. unemployment and declining year-over-year inflation. In the first quarter of 2012, the Russell 1000® Index returned 12.90% primarily driven by positive U.S. gross domestic product growth and an encouraging drop in the headline unemployment rate. Following a strong first quarter, U.S. equities pulled back on gains, again driven by the macro environment in the second quarter. Heightened concerns over Greece’s potential exit from the Eurozone and growing concerns over the Spanish banking system spilled into U.S. market sentiment, pushing the Russell 1000® Index down 6.15%. Continuing the macro driven themes, U.S. markets rallied in the third quarter off the European Central Bank’s (“ECB”) commitment to purchasing sovereign debt followed by the Federal Reserve’s (the “Fed”) announcement of unlimited purchases of mortgage-backed securities (often described as the third round of “quantitative easing”). These moves alleviated stresses from financial marks and reduced the likelihood of highly negative returns or “tail risk” in global equity markets. U.S equities (represented by the Russell 1000® Index) went on to finish the fiscal year returning 14.97%, positively impacting the Fund’s allocation to dedicated U.S. large cap equity funds.

Policy moves in the both the U.S. and in Europe were also positive for global equities. However, outside the U.S. and Europe, broad non-U.S. developed equities posted lower but positive returns for the year, as the Russell Developed ex-U.S. Large Cap® Index ended the fiscal year up only 4.50%. Japan ended the year down 1.21% as represented by the Russell Developed ex-U.S. Large Cap® Index, partly driven by the Yen’s continued strength, while emerging markets also failed to keep up with the developed markets. Thus, the Fund’s exposure to non-U.S. equity markets through its allocation to dedicated non-U.S. equity funds negatively impacted performance against its pure fixed income benchmark.

Macro driven sentiment was also evident in the real estate space. Global REITs (represented by the FTSE/EPRA NAREIT Developed Index) finished the fiscal year up a strong 16.07% and outperformed fixed income markets, which benefited the Fund’s allocation to the Russell Global Real Estate Securities Fund.

In contrast, an allocation to the Russell Commodity Strategies Fund negatively impacted Fund performance. A volatile environment for commodities created a tough year for this Underlying Fund, as commodities returned -4.44% for the fiscal year (as represented by the Dow Jones UBS Commodity Index Total Return) and largely underperformed broader equity and fixed income markets.

In fixed income, a risk on theme drove performance in the market, as investors holding corporate bonds and non-agency mortgage backed securities generally fared well through the year relative to U.S. Treasuries. Overall, the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index, gained 5.25% for the year but lagged riskier assets such as U.S. equities.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

Conservative Strategy Fund	13

Russell Investment Company

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Fund’s strategic allocation to fixed income Underlying Funds was beneficial, as the fixed income Underlying Funds outperformed the Fund’s benchmark primarily due to their out of benchmark fixed income exposures. In particular, the Russell Strategic Bond Fund’s outperformance was driven by exposures to non-agency mortgage-backed securities and emerging market debt. Strong performance of global high yield and emerging market debt over the period benefited the Fund’s allocation to the Russell Global Opportunistic Credit Fund.

The Fund’s strategic allocation to the Russell International Developed Markets and Russell Global Equity Funds benefited the Fund’s benchmark relative performance, as each outperformed the Fund’s benchmark. From an active management standpoint, performance of these Underlying Funds was mixed. The Russell International Developed Markets Fund outperformed the broad non-U.S. equity market as represented by the Russell Developed ex-U.S. Large Cap™ Index Net, while the Russell Global Equity Fund underperformed the broad global equity market as represented by the Russell Developed Large Cap Net Index. An overweight to emerging markets and an underweight to the U.S. detracted from the Russell Global Equity Fund’s relative performance.

The Fund’s strategic allocation to U.S. equity Underlying Funds benefited the Fund’s benchmark relative performance, as U.S. equities performed particularly well against core fixed income for the period. However, each of the U.S. equity Underlying Funds underperformed its respective U.S. equity market segment as represented by its primary benchmark. In particular, the Russell U.S. Defensive Equity Fund underperformed the Russell 1000® Defensive Index™ as its consistent underweight to the largest market capitalization stocks throughout the year was a detractor from performance in an environment that benefited the largest cap stocks.

The Fund’s strategic allocation to alternative Underlying Funds had mixed effects on performance. The Fund’s allocations to the Russell Global Real Estate Securities Fund and Russell Global Infrastructure Fund were positive, as these Underlying Funds strongly outperformed the Barclays U.S. Aggregate Bond Index. The Fund’s strategic allocation to the Russell Commodity Strategies Fund detracted, as the commodities asset class underperformed the Barclays U.S. Aggregate Bond Index.

RIMCo has the discretion to modify the target strategic asset allocation of the Fund by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund. Performance of the Fund’s short-term asset allocation modifications fluctuated throughout the fiscal year, but ended the fiscal year modestly negative. This was driven by a negative impact from an overweight to fixed income and underweight to non-U.S. equity markets in the second half of the year during a period of rising equity markets. However, the tilt toward fixed income taken in mid-May successfully helped reduce volatility during a period of notable uncertainty.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the Russell U.S. Dynamic Equity Fund and the Russell Multi-Strategy Alternative Fund as Underlying Funds. The Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the Russell U.S Defensive Equity Fund. The Russell Multi-Strategy Alternative Fund was added as a diversifier to equity returns and was funded by decreasing the Fund’s allocation to equity funds.

Effective August 15, 2012, RIMCo changed the Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the Fund changed its name to the Russell U.S. Defensive Equity Fund.

RIMCo has the discretion to modify the target strategic asset allocation of the Fund by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund.

On February 5, 2012, the Fund increased its allocation to each of the Russell Global Equity Fund and Russell Global Opportunistic Credit Fund by 0.25% above the target strategic allocation and decreased its allocation to the Russell Investment Grade Bond Fund by 0.50% below the target strategic allocation in response to the improving U.S. and global economic outlook.

On April 19, 2012, the Fund decreased its allocation to the Russell Global Equity Fund back to the target strategic allocation and increased its weight to the Russell U.S. Core Equity Fund to 0.25% above the target strategic allocation in recognition of growing concerns in global equity markets but maintained confidence in the U.S. equity markets.

On May 14, 2012, the Fund shifted to a defensive position in light of increasing policy risk in the European Union and downside risk in global equity markets, decreasing its weight to the Russell International Developed Markets Fund to 1.50% below the target strategic allocation and increasing its weight to each of the Russell Investment Grade Bond Fund and Russell U.S. Core Equity Fund by 1.00% and 0.50%, respectively, above the target strategic allocation.

On October 22, 2012, the Fund shifted back to the target strategic allocation to the Russell Investment Grade Bond Fund, decreased its underweight to the Russell International

14	Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Developed Markets Fund to 1.00% below the target strategic allocation and maintained a 1.00% overweight to the Russell U.S. Core Equity Fund given mitigation of large tail risk by positive ECB and Fed policy announcements, but continued economic concerns over Europe.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2002.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

***	BofA Merrill Lynch 1-3 Yr U.S. Treasuries Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

‡	The Fund first issued Class A Shares on March 3, 2003. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on December 29, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Conservative Strategy Fund	15

Russell Investment Company

Conservative Strategy Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,028.62	$1,022.32
Expenses Paid During Period*	$2.86	$2.85

*	Expenses are equal to the Fund’s annualized expense ratio of 0.56% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,024.02	$1,018.55
Expenses Paid During Period*	$6.66	$6.65

*	Expenses are equal to the Fund’s annualized expense ratio of 1.31% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,028.33	$1,022.32
Expenses Paid During Period*	$2.86	$2.85

*	Expenses are equal to the Fund’s annualized expense ratio of 0.56% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

16	Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,031.05	$1,024.38
Expenses Paid During Period*	$0.77	$0.76

*	Expenses are equal to the Fund’s annualized expense ratio of 0.15% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,029.54	$1,023.08
Expenses Paid During Period*	$2.09	$2.08

*	Expenses are equal to the Fund’s annualized expense ratio of 0.41% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,027.00	$1,021.77
Expenses Paid During Period*	$3.41	$3.40

*	Expenses are equal to the Fund’s annualized expense ratio of 0.67% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,030.00	$1,023.58
Expenses Paid During Period*	$1.58	$1.58

*	Expenses are equal to the Fund’s annualized expense ratio of 0.31% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Conservative Strategy Fund	17

Russell Investment Company

Conservative Strategy Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 99.9%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Alternative Funds - 8.0%
Russell Commodity Strategies Fund	1,348,915	12,869
Russell Global Infrastructure Fund	1,154,463	12,918
Russell Global Real Estate Securities Fund	333,282	12,918
Russell Multi-Strategy Alternative Fund	1,296,863	12,917

		51,622

Domestic Equities - 6.5%
Russell U.S. Core Equity Fund	639,414	19,316
Russell U.S. Defensive Equity Fund	494,480	16,145
Russell U.S. Dynamic Equity Fund	661,000	6,458

		41,919

	Shares	Fair Value $
Fixed Income - 77.9%
Russell Global Opportunistic Credit Fund	1,230,170	12,917
Russell Investment Grade Bond Fund	5,578,169	129,190
Russell Short Duration Bond Fund	5,898,453	116,259
Russell Strategic Bond Fund	21,530,458	245,447

		503,813

International Equities - 7.5%
Russell Global Equity Fund	3,298,642	29,061
Russell International Developed Markets Fund	650,811	19,375

		48,436

Total Investments - 99.9% (identified cost $579,143)		645,790

Other Assets and Liabilities, Net - 0.1%		727

Net Assets - 100.0%		646,517

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

Categories	% of Net Assets

Alternative Funds	8.0
Domestic Equities	6.5
Fixed Income	77.9
International Equities	7.5

Total Investments	99.9
Other Assets and Liabilities, Net	0.1

100.0

See accompanying notes which are an integral part of the financial statements.

18	Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$579,143
Investments, at fair value	645,790
Receivables:
Investments sold	3,890
Fund shares sold	1,831
From affiliates	86
Prepaid expenses	2

Total assets	651,599

Liabilities
Payables:
Fund shares redeemed	4,477
Accrued fees to affiliates	495
Other accrued expenses	110

Total liabilities	5,082

Net Assets	$646,517

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$49
Accumulated net realized gain (loss)	(3,045)
Unrealized appreciation (depreciation) on investments	66,647
Shares of beneficial interest	587
Additional paid-in capital	582,279

Net Assets	$646,517

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.02
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.69
Class A — Net assets	$133,171,802
Class A — Shares outstanding ($.01 par value)	12,086,934
Net asset value per share: Class C(#)	$10.94
Class C — Net assets	$230,038,422
Class C — Shares outstanding ($.01 par value)	21,024,198
Net asset value per share: Class E(#)	$11.05
Class E — Net assets	$39,156,197
Class E — Shares outstanding ($.01 par value)	3,542,334
Net asset value per share: Class R1(#)	$11.08
Class R1 — Net assets	$40,535,788
Class R1 — Shares outstanding ($.01 par value)	3,658,539
Net asset value per share: Class R2(#)	$11.03
Class R2 — Net assets	$44,214,399
Class R2 — Shares outstanding ($.01 par value)	4,009,260
Net asset value per share: Class R3(#)	$11.09
Class R3 — Net assets	$63,878,347
Class R3 — Shares outstanding ($.01 par value)	5,758,087
Net asset value per share: Class S(#)	$11.09
Class S — Net assets	$95,522,413
Class S — Shares outstanding ($.01 par value)	8,616,989

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund	19

Russell Investment Company

Conservative Strategy Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$20,051

Expenses
Advisory fees	1,372
Administrative fees	340
Custodian fees	31
Distribution fees - Class A	306
Distribution fees - Class C	1,575
Distribution fees - Class R3	338
Transfer agent fees - Class A	228
Transfer agent fees - Class C	392
Transfer agent fees - Class E	81
Transfer agent fees - Class R1	66
Transfer agent fees - Class R2	83
Transfer agent fees - Class R3	248
Transfer agent fees - Class S	178
Professional fees	42
Registration fees	148
Shareholder servicing fees - Class C	524
Shareholder servicing fees - Class E	108
Shareholder servicing fees - Class R2	111
Shareholder servicing fees - Class R3	338
Trustees’ fees	14
Printing fees	3
Miscellaneous	25

Expenses before reductions	6,551
Expense reductions	(1,504)

Net expenses	5,047

Net investment income (loss)	15,004

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	8,120
Capital gain distributions from Underlying Funds	530

Net realized gain (loss)	8,650
Net change in unrealized appreciation (depreciation) on investments	21,735

Net realized and unrealized gain (loss)	30,385

Net Increase (Decrease) in Net Assets from Operations	$45,389

See accompanying notes which are an integral part of the financial statements.

20	Conservative Strategy Fund

Russell Investment Company

Conservative Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$15,004	$23,757
Net realized gain (loss)	8,650	1,931
Net change in unrealized appreciation (depreciation)	21,735	(12,523)

Net increase (decrease) in net assets from operations	45,389	13,165

Distributions
From net investment income
Class A	(2,813)	(3,708)
Class C	(3,179)	(5,293)
Class E	(1,002)	(2,692)
Class R1	(923)	(824)
Class R2	(1,134)	(701)
Class R3	(3,412)	(7,132)
Class S	(2,492)	(3,447)

Net decrease in net assets from distributions	(14,955)	(23,797)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(74,211)	4,083

Total Net Increase (Decrease) in Net Assets	(43,777)	(6,549)

Net Assets
Beginning of period	690,294	696,843

End of period	$646,517	$690,294

Undistributed (overdistributed) net investment income included in net assets	$49	$—

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund	21

Russell Investment Company

Conservative Strategy Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	3,795	$40,569	3,568	$37,644
Proceeds from reinvestment of distributions	249	2,627	316	3,296
Payments for shares redeemed	(2,436)	(26,070)	(3,079)	(32,644)

Net increase (decrease)	1,608	17,126	805	8,296

Class C
Proceeds from shares sold	7,476	79,535	6,471	67,991
Proceeds from reinvestment of distributions	294	3,056	465	4,810
Payments for shares redeemed	(5,098)	(54,252)	(4,952)	(51,997)

Net increase (decrease)	2,672	28,339	1,984	20,804

Class E
Proceeds from shares sold	1,347	14,402	1,770	18,817
Proceeds from reinvestment of distributions	94	989	257	2,679
Payments for shares redeemed	(1,937)	(20,894)	(6,344)	(67,852)

Net increase (decrease)	(496)	(5,503)	(4,317)	(46,356)

Class R1
Proceeds from shares sold	2,072	22,339	2,356	25,268
Proceeds from reinvestment of distributions	86	911	79	825
Payments for shares redeemed	(1,255)	(13,559)	(1,352)	(14,474)

Net increase (decrease)	903	9,691	1,083	11,619

Class R2
Proceeds from shares sold	1,779	18,981	4,100	43,838
Proceeds from reinvestment of distributions	107	1,134	67	701
Payments for shares redeemed	(1,700)	(18,246)	(1,133)	(12,021)

Net increase (decrease)	186	1,869	3,034	32,518

Class R3
Proceeds from shares sold	2,048	22,012	3,490	37,179
Proceeds from reinvestment of distributions	323	3,412	681	7,132
Payments for shares redeemed	(13,943)	(150,129)	(6,316)	(67,226)

Net increase (decrease)	(11,572)	(124,705)	(2,145)	(22,915)

Class S
Proceeds from shares sold	3,910	41,931	5,717	60,582
Proceeds from reinvestment of distributions	222	2,348	314	3,292
Payments for shares redeemed	(4,209)	(45,307)	(5,990)	(63,757)

Net increase (decrease)	(77)	(1,028)	41	117

Total increase (decrease)	(6,776)	$(74,211)	485	$4,083

See accompanying notes which are an integral part of the financial statements.

22	Conservative Strategy Fund

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Russell Investment Company

Conservative Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions
Class A
October 31, 2012	10.53	.24	.50	.74	(.25)	—	(.25)
October 31, 2011	10.71	.39	(.19)	.20	(.38)	—	(.38)
October 31, 2010	9.79	.28	.93	1.21	(.29)	—	(.29)
October 31, 2009	8.79	.35	1.11	1.46	(.41)	(.05)	(.46)
October 31, 2008	11.03	.52	(2.16)	(1.64)	(.48)	(.12)	(.60)
Class C
October 31, 2012	10.46	.16	.49	.65	(.17)	—	(.17)
October 31, 2011	10.64	.31	(.17)	.14	(.32)	—	(.32)
October 31, 2010	9.75	.20	.90	1.10	(.21)	—	(.21)
October 31, 2009	8.75	.28	1.12	1.40	(.35)	(.05)	(.40)
October 31, 2008	10.99	.46	(2.17)	(1.71)	(.41)	(.12)	(.53)
Class E
October 31, 2012	10.56	.25	.49	.74	(.25)	—	(.25)
October 31, 2011	10.73	.47	(.26)	.21	(.38)	—	(.38)
October 31, 2010	9.82	.28	.92	1.20	(.29)	—	(.29)
October 31, 2009	8.81	.35	1.12	1.47	(.41)	(.05)	(.46)
October 31, 2008	11.06	.55	(2.20)	(1.65)	(.48)	(.12)	(.60)
Class R1
October 31, 2012	10.59	.28	.51	.79	(.30)	—	(.30)
October 31, 2011	10.76	.40	(.14)	.26	(.43)	—	(.43)
October 31, 2010	9.85	.29	.93	1.22	(.31)	—	(.31)
October 31, 2009	8.83	.36	1.15	1.51	(.44)	(.05)	(.49)
October 31, 2008	11.08	.56	(2.18)	(1.62)	(.51)	(.12)	(.63)
Class R2
October 31, 2012	10.54	.27	.49	.76	(.27)	—	(.27)
October 31, 2011	10.72	.30	(.07)	.23	(.41)	—	(.41)
October 31, 2010	9.81	.28	.92	1.20	(.29)	—	(.29)
October 31, 2009	8.80	.35	1.12	1.47	(.41)	(.05)	(.46)
October 31, 2008	11.05	.50	(2.14)	(1.64)	(.49)	(.12)	(.61)
Class R3
October 31, 2012	10.60	.28	.44	.72	(.23)	—	(.23)
October 31, 2011	10.77	.41	(.20)	.21	(.38)	—	(.38)
October 31, 2010	9.85	.26	.92	1.18	(.26)	—	(.26)
October 31, 2009	8.84	.33	1.12	1.45	(.39)	(.05)	(.44)
October 31, 2008	11.09	.52	(2.19)	(1.67)	(.46)	(.12)	(.58)
Class S
October 31, 2012	10.60	.28	.49	.77	(.28)	—	(.28)
October 31, 2011	10.77	.44	(.20)	.24	(.41)	—	(.41)
October 31, 2010	9.85	.30	.93	1.23	(.31)	—	(.31)
October 31, 2009	8.84	.38	1.11	1.49	(.43)	(.05)	(.48)
October 31, 2008	11.09	.57	(2.19)	(1.62)	(.51)	(.12)	(.63)

See accompanying notes which are an integral part of the financial statements.

24	Conservative Strategy Fund

$ Net Asset Value, End of Period	% Total Return(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(g)	% Ratio of Expenses to Average Net Assets, Net(e)(g)	% Ratio of Net Investment Income to Average Net Assets(b)(e)	% Portfolio Turnover Rate

11.02	7.15	133,172	.72	.56	2.28	22
10.53	1.98	110,375	.74	.55	3.55	19
10.71	12.55	103,561	.73	.54	2.74	38
9.79	17.41	74,240	.73	.50	3.93	17
8.79	(15.56)	55,163	.66	.27	5.05	86

10.94	6.28	230,038	1.47	1.31	1.51	22
10.46	1.33	191,953	1.49	1.30	2.83	19
10.64	11.48	174,211	1.48	1.29	1.95	38
9.75	16.66	116,776	1.48	1.25	3.16	17
8.75	(16.24)	88,276	1.41	1.02	4.50	86

11.05	7.11	39,156	.72	.56	2.32	22
10.56	2.01	42,668	.74	.55	4.21	19
10.73	12.39	89,672	.72	.54	2.77	38
9.82	17.48	77,702	.73	.50	3.92	17
8.81	(15.60)	66,526	.66	.27	5.27	86

11.08	7.57	40,536	.47	.14	2.59	22
10.59	2.51	29,187	.49	.12	3.66	19
10.76	12.64	18,008	.48	.27	2.83	38
9.85	17.85	7,662	.48	.25	4.02	17
8.83	(15.36)	3,026	.42	.02	5.44	86

11.03	7.32	44,214	.72	.39	2.51	22
10.54	2.19	40,304	.74	.37	2.74	19
10.72	12.43	8,458	.73	.52	2.69	38
9.81	17.44	4,571	.74	.50	3.97	17
8.80	(15.60)	5,701	.66	.27	4.84	86

11.09	6.91	63,878	.98	.64	2.60	22
10.60	1.99	183,681	.99	.62	3.66	19
10.77	12.18	209,751	.97	.77	2.52	38
9.85	17.13	175,502	.98	.75	3.68	17
8.84	(15.78)	160,491	.91	.52	5.03	86

11.09	7.37	95,523	.47	.31	2.61	22
10.60	2.32	92,126	.49	.30	4.00	19
10.77	12.73	93,182	.47	.29	2.93	38
9.85	17.71	67,653	.48	.25	4.18	17
8.84	(15.34)	48,347	.41	.02	5.48	86

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund	25

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Moderate Strategy Fund - Class A ‡
	Total Return
1 Year	1.49%
5 Years	1.32	%§
10 Years	5.11	%§

Moderate Strategy Fund - Class C
	Total Return
1 Year	6.91%
5 Years	1.76	%§
10 Years	4.93	%§

Moderate Strategy Fund - Class E
	Total Return
1 Year	7.75%
5 Years	2.53	%§
10 Years	5.72	%§

Moderate Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	8.10%
5 Years	2.86	%§
10 Years	5.96	%§

Moderate Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	7.95%
5 Years	2.63	%§
10 Years	5.77	%§

Moderate Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	7.55%
5 Years	2.34	%§
10 Years	5.50	%§

Moderate Strategy Fund - Class S
	Total Return
1 Year	8.02%
5 Years	2.80	%§
10 Years	6.00	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	5.25%
5 Years	6.38	%§
10 Years	5.39	%§

Russell 1000® Index ***
	Total Return
1 Year	14.97%
5 Years	0.53	%§
10 Years	7.31	%§

26	Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Moderate Strategy Fund (the “Fund”) is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Fund seeks to provide high current income and moderate long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Moderate Strategy Fund’s Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 7.67%, 6.91%, 7.75%, 8.10%, 7.95%, 7.55% and 8.02%, respectively. This is compared to the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index, which gained 5.25% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Mixed Asset Target Allocation Moderate Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 8.98%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s outperformance relative to the Barclays U.S. Aggregate Bond Index was due to the Fund’s out-of-benchmark allocation to equities, global real estate securities and opportunistic credit, which outperformed fixed income securities over the period.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The overall positive market environment for U.S. equities through the fiscal year ended October 31, 2012 provided a tailwind for the Fund’s out of benchmark allocation to U.S. large cap equities, which contributed to positive returns over the fiscal year.

In the U.S., the equity market was dominated by macroeconomic drivers. The U.S. equity market started the fiscal year volatile, in response to growing concerns over the European Debt Crisis signaled by rising Italian bond yields in November. However, U.S. equity markets moved marginally up in December, supported by improving U.S. unemployment and declining year-over-year inflation. In the first quarter of 2012, the Russell 1000® Index returned 12.90% primarily driven by positive U.S. gross domestic product growth and an encouraging drop in the headline unemployment rate. Following a strong first quarter, U.S. equities pulled back on gains, again driven by the macro environment in the second quarter. Heightened concerns over Greece’s potential exit from the Eurozone and growing concerns over the Spanish banking system spilled into U.S. market sentiment, pushing the Russell 1000® Index down 6.15%. Continuing the macro driven themes, U.S. markets rallied in the third quarter off the European Central Bank’s (“ECB”) commitment to purchasing sovereign debt followed by the Federal Reserve’s (the “Fed”) announcement of unlimited purchases of mortgage-backed securities (often described as the third round of “quantitative easing”). These moves alleviated stresses from financial marks and reduced the likelihood of highly negative returns or “tail risk” in global equity markets. U.S equities (represented by the Russell 1000® Index) went on to finish the fiscal year returning 14.97%, positively impacting the Fund’s allocation to dedicated U.S. large cap equity funds.

Policy moves in the both the U.S. and in Europe were also positive for global equities. However, outside the U.S. and Europe, broad non-U.S. developed equities posted lower but positive returns for the year, as the Russell Developed ex-U.S. Large Cap® Index ended the fiscal year up only 4.50%. Japan ended the year down 1.21% as represented by the Russell Developed ex-U.S. Large Cap® Index, partly driven by the Yen’s continued strength, while emerging markets also failed to keep up with the developed markets. Thus, the Fund’s exposure to non-U.S. equity markets through its allocation to dedicated non-U.S. equity funds negatively impacted performance against its pure fixed income benchmark.

Macro driven sentiment was also evident in the real estate space. Global REITs (represented by the FTSE/EPRA NAREIT Developed Index) finished the fiscal year up a strong 16.07% and outperformed fixed income markets, which benefited the Fund’s allocation to the Russell Global Real Estate Securities Fund.

In contrast, an allocation to the Russell Commodity Strategies Fund negatively impacted Fund performance. A volatile environment for commodities created a tough year for this Underlying Fund, as commodities returned -4.44% for the fiscal year (as represented by the Dow Jones UBS Commodity Index Total Return) and largely underperformed broader equity and fixed income markets.

In fixed income, a risk on theme drove performance in the market, as investors holding corporate bonds and non-agency mortgage backed securities generally fared well through the year relative to U.S. Treasuries. Overall, the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index, gained 5.25% for the year but lagged riskier assets such as U.S. equities.

Moderate Strategy Fund	27

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

The Fund’s strategic allocation to fixed income Underlying Funds was beneficial, as the fixed income Underlying Funds outperformed the Fund’s benchmark primarily due to their out of benchmark fixed income exposures. In particular, the Russell Strategic Bond Fund’s outperformance was driven by exposures to non-agency mortgage-backed securities and emerging market debt. Strong performance of global high yield and emerging market debt over the period benefited the Fund’s allocation to the Russell Global Opportunistic Credit Fund.

The Fund’s strategic allocation to the Russell International Developed Markets and Russell Global Equity Funds benefited the Fund’s benchmark relative performance, as both the Russell International Developed Markets and Russell Global Equity Funds outperformed the Fund’s benchmark. The Russell Emerging Markets Fund underperformed the Fund’s benchmark. From an active management standpoint, performance of these Underlying Funds was mixed. The Russell International Developed Markets Fund outperformed the broad non-U.S. equity market as represented by the Russell Developed ex-U.S. Large Cap™ Index Net, while the Russell Global Equity Fund underperformed the broad global equity market as represented by the Russell Developed Large Cap Net Index. The Russell Emerging Markets Fund outperformed emerging markets as represented by the Russell Emerging Markets® Net Index. An overweight to emerging markets and an underweight to the U.S. detracted from the Russell Global Equity Fund’s relative performance.

The Fund’s strategic allocation to U.S. equity Underlying Funds benefited the Fund’s benchmark relative performance, as U.S. equities performed particularly well against core fixed income for the period. However, each of the U.S. equity Underlying Funds underperformed its respective U.S. equity market segment as represented by its primary benchmark. In particular, the Russell U.S. Defensive Equity Fund and Russell U.S. Core Equity Fund underperformed the Russell 1000® Defensive Index™ and Russell 1000® Index, respectively, as their consistent underweight to the largest market capitalization stocks versus their benchmarks throughout the year detracted from relative performance in an environment that benefited the largest cap stocks.

The Fund’s strategic allocation to alternative Underlying Funds had mixed effects on performance. The Fund’s allocations to the Russell Global Real Estate Securities Fund and Russell Global Infrastructure Fund were positive, as these Underlying Funds strongly outperformed the Barclays U.S. Aggregate Bond Index. The Fund’s strategic allocation to the Russell Commodity Strategies Fund detracted, as the commodities asset class underperformed the Barclays U.S. Aggregate Bond Index.

RIMCo has the discretion to modify the target strategic asset allocation of the Fund by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund. Performance of the Fund’s short-term asset allocation modifications fluctuated throughout the fiscal year, but ended the fiscal year modestly negative. This was driven by a negative impact from an overweight to fixed income and underweight to non-U.S. equity markets in the second half of the year during a period of rising equity markets. However, the tilt toward fixed income taken in mid-May successfully helped reduce volatility during a period of notable uncertainty.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the Russell U.S. Dynamic Equity Fund and the Russell Multi-Strategy Alternative Fund as Underlying Funds. The Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the Russell U.S Defensive Equity Fund. The Russell Multi-Strategy Alternative Fund was added as a diversifier to equity returns and was funded by decreasing the Fund’s allocation to equity funds.

Effective August 15, 2012, RIMCo changed the Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the Fund changed its name to the Russell U.S. Defensive Equity Fund.

RIMCo has the discretion to modify the target strategic asset allocation of the Fund by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund.

On February 5, 2012 the Fund increased its allocation to each of the Russell U.S. Core Equity Fund and Russell Global Equity Fund by 0.25% above the target strategic allocation and to the Russell Global Opportunistic Credit Fund by 0.20% above the target strategic allocation. The Fund also decreased its allocation to the Russell Investment Grade Bond Fund by 0.70% below the target strategic allocation in response to the improving U.S. and global economic outlook.

On April 19, 2012, the Fund decreased its allocation to the Russell Global Equity Fund back to the target strategic allocation and increased its weight to the Russell U.S. Core Equity Fund to 0.50% above the target strategic allocation in recognition of growing concerns in global equity markets but maintained confidence in the U.S. equity markets.

On May 14, 2012, the Fund shifted to a defensive position in light of increasing policy risk in the European Union and downside risk in global equity markets, decreasing its weight to

28	Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

the Russell International Developed Markets Fund to 2.25% below the target strategic allocation and increasing its weight to each of the Russell Investment Grade Bond Fund and Russell U.S. Core Equity Fund by 1.50% and 0.75%, respectively, above the target strategic allocation.

On October 22, 2012, the Fund shifted back to the target strategic allocation to the Russell Investment Grade Bond Fund, decreased its underweight to the Russell International Developed Markets Fund to 1.75% below the target strategic allocation and maintained a 1.75% overweight to the Russell U.S. Core Equity Fund given mitigation of large tail risk by positive ECB and Fed policy announcements, but continued economic concerns over Europe.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2002.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

***

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on March 5, 2003. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on October 3, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Moderate Strategy Fund	29

Russell Investment Company

Moderate Strategy Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,023.64	$1,022.32
Expenses Paid During Period*	$2.85	$2.85

*	Expenses are equal to the Fund’s annualized expense ratio of 0.56% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,020.06	$1,018.55
Expenses Paid During Period*	$6.65	$6.65

*	Expenses are equal to the Fund’s annualized expense ratio of 1.31% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,024.41	$1,022.32
Expenses Paid During Period*	$2.85	$2.85

*	Expenses are equal to the Fund’s annualized expense ratio of 0.56% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

30	Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,026.19	$1,024.33
Expenses Paid During Period*	$0.81	$0.81

*	Expenses are equal to the Fund’s annualized expense ratio of 0.16% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,025.62	$1,023.08
Expenses Paid During Period*	$2.09	$2.08

*	Expenses are equal to the Fund’s annualized expense ratio of 0.41% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,023.05	$1,021.77
Expenses Paid During Period*	$3.41	$3.40

*	Expenses are equal to the Fund’s annualized expense ratio of 0.67% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,026.08	$1,023.58
Expenses Paid During Period*	$1.58	$1.58

*	Expenses are equal to the Fund’s annualized expense ratio of 0.31% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Moderate Strategy Fund	31

Russell Investment Company

Moderate Strategy Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Alternative Funds - 12.0%
Russell Commodity Strategies Fund	3,082,163	29,404
Russell Global Infrastructure Fund	2,702,324	30,239
Russell Global Real Estate Securities Fund	779,602	30,217
Russell Multi-Strategy Alternative Fund	3,018,195	30,061

		119,921

Domestic Equities - 13.5%
Russell U.S. Core Equity Fund	1,877,836	56,730
Russell U.S. Defensive Equity Fund	1,207,632	39,429
Russell U.S. Dynamic Equity Fund	2,034,630	19,878
Russell U.S. Small Cap Equity Fund	823,805	19,747

		135,784

	Shares	Fair Value $
Fixed Income - 58.3%
Russell Global Opportunistic Credit Fund	1,915,093	20,108
Russell Investment Grade Bond Fund	8,731,455	202,221
Russell Strategic Bond Fund	31,811,130	362,647

		584,976

International Equities - 16.2%
Russell Emerging Markets Fund	1,397,231	25,094
Russell Global Equity Fund	8,493,360	74,827
Russell International Developed Markets Fund	2,089,080	62,192

		162,113

Total Investments - 100.0% (identified cost $892,891)		1,002,794

Other Assets and Liabilities, Net - 0.0%		335

Net Assets - 100.0%		1,003,129

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

Categories	% of Net Assets

Alternative Funds	12.0
Domestic Equities	13.5
Fixed Income	58.3
International Equities	16.2

Total Investments	100.0
Other Assets and Liabilities, Net	—	*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

32	Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$892,891
Investments, at fair value	1,002,794
Receivables:
Investments sold	1,320
Fund shares sold	1,135
From affiliates	121
Prepaid expenses	4

Total assets	1,005,374

Liabilities
Payables:
Fund shares redeemed	1,360
Accrued fees to affiliates	738
Other accrued expenses	147

Total liabilities	2,245

Net Assets	$1,003,129

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$75
Accumulated net realized gain (loss)	(55,390)
Unrealized appreciation (depreciation) on investments	109,903
Shares of beneficial interest	907
Additional paid-in capital	947,634

Net Assets	$1,003,129

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.06
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.73
Class A — Net assets	$232,466,899
Class A — Shares outstanding ($.01 par value)	21,009,835
Net asset value per share: Class C(#)	$10.99
Class C — Net assets	$314,391,352
Class C — Shares outstanding ($.01 par value)	28,598,680
Net asset value per share: Class E(#)	$11.08
Class E — Net assets	$74,239,753
Class E — Shares outstanding ($.01 par value)	6,700,726
Net asset value per share: Class R1(#)	$11.11
Class R1 — Net assets	$66,823,573
Class R1 — Shares outstanding ($.01 par value)	6,015,314
Net asset value per share: Class R2(#)	$11.08
Class R2 — Net assets	$73,018,597
Class R2 — Shares outstanding ($.01 par value)	6,592,399
Net asset value per share: Class R3(#)	$11.12
Class R3 — Net assets	$86,755,601
Class R3 — Shares outstanding ($.01 par value)	7,803,487
Net asset value per share: Class S(#)	$11.11
Class S — Net assets	$155,433,365
Class S — Shares outstanding ($.01 par value)	13,996,699

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund	33

Russell Investment Company

Moderate Strategy Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$30,259

Expenses
Advisory fees	2,128
Administrative fees	527
Custodian fees	30
Distribution fees - Class A	551
Distribution fees - Class C	2,259
Distribution fees - Class R3	461
Transfer agent fees - Class A	411
Transfer agent fees - Class C	562
Transfer agent fees - Class E	157
Transfer agent fees - Class R1	102
Transfer agent fees - Class R2	128
Transfer agent fees - Class R3	338
Transfer agent fees - Class S	281
Professional fees	50
Registration fees	159
Shareholder servicing fees - Class C	753
Shareholder servicing fees - Class E	211
Shareholder servicing fees - Class R2	171
Shareholder servicing fees - Class R3	461
Trustees’ fees	22
Printing fees	7
Miscellaneous	31

Expenses before reductions	9,800
Expense reductions	(2,180)

Net expenses	7,620

Net investment income (loss)	22,639

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	5,474
Capital gain distributions from Underlying Funds	2,086

Net realized gain (loss)	7,560
Net change in unrealized appreciation (depreciation) on investments	45,487

Net realized and unrealized gain (loss)	53,047

Net Increase (Decrease) in Net Assets from Operations	$75,686

See accompanying notes which are an integral part of the financial statements.

34	Moderate Strategy Fund

Russell Investment Company

Moderate Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$22,639	$37,088
Net realized gain (loss)	7,560	2,002
Net change in unrealized appreciation (depreciation)	45,487	(17,846)

Net increase (decrease) in net assets from operations	75,686	21,244

Distributions
From net investment income
Class A	(4,870)	(7,685)
Class C	(4,438)	(7,889)
Class E	(1,878)	(4,704)
Class R1	(1,363)	(1,294)
Class R2	(1,667)	(875)
Class R3	(4,575)	(9,572)
Class S	(3,773)	(5,113)

Net decrease in net assets from distributions	(22,564)	(37,132)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(125,045)	(6,429)

Total Net Increase (Decrease) in Net Assets	(71,923)	(22,317)

Net Assets
Beginning of period	1,075,052	1,097,369

End of period	$1,003,129	$1,075,052

Undistributed (overdistributed) net investment income included in net assets	$75	$—

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund	35

Russell Investment Company

Moderate Strategy Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	4,679	$50,076	3,853	$41,208
Proceeds from reinvestment of distributions	427	4,464	655	6,858
Payments for shares redeemed	(3,816)	(40,865)	(5,429)	(58,045)

Net increase (decrease)	1,290	13,675	(921)	(9,979)

Class C
Proceeds from shares sold	6,794	72,286	8,017	85,034
Proceeds from reinvestment of distributions	419	4,288	702	7,321
Payments for shares redeemed	(6,195)	(65,888)	(6,610)	(69,983)

Net increase (decrease)	1,018	10,686	2,109	22,372

Class E
Proceeds from shares sold	3,409	35,937	2,098	22,473
Proceeds from reinvestment of distributions	177	1,855	446	4,672
Payments for shares redeemed	(3,803)	(41,022)	(10,186)	(110,154)

Net increase (decrease)	(217)	(3,230)	(7,642)	(83,009)

Class R1
Proceeds from shares sold	3,036	32,652	2,257	24,181
Proceeds from reinvestment of distributions	129	1,363	123	1,294
Payments for shares redeemed	(1,365)	(14,766)	(843)	(8,921)

Net increase (decrease)	1,800	19,249	1,537	16,554

Class R2
Proceeds from shares sold	2,699	28,704	6,503	70,514
Proceeds from reinvestment of distributions	159	1,667	83	875
Payments for shares redeemed	(2,025)	(21,790)	(1,502)	(15,984)

Net increase (decrease)	833	8,581	5,084	55,405

Class R3
Proceeds from shares sold	2,717	29,215	3,116	33,395
Proceeds from reinvestment of distributions	438	4,575	909	9,570
Payments for shares redeemed	(18,905)	(202,242)	(7,368)	(78,813)

Net increase (decrease)	(15,750)	(168,452)	(3,343)	(35,848)

Class S
Proceeds from shares sold	4,614	49,573	11,075	117,814
Proceeds from reinvestment of distributions	351	3,692	454	4,777
Payments for shares redeemed	(5,485)	(58,819)	(8,829)	(94,515)

Net increase (decrease)	(520)	(5,554)	2,700	28,076

Total increase (decrease)	(11,546)	$(125,045)	(476)	$(6,429)

See accompanying notes which are an integral part of the financial statements.

36	Moderate Strategy Fund

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Russell Investment Company

Moderate Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions
Class A
October 31, 2012	10.51	.24	.55	.79	(.24)	—	(.24)
October 31, 2011	10.68	.38	(.18)	.20	(.37)	—	(.37)
October 31, 2010	9.55	.25	1.14	1.39	(.26)	—	(.26)
October 31, 2009	8.53	.28	1.21	1.49	(.36)	(.11)	(.47)
October 31, 2008	12.09	.58	(3.32)	(2.74)	(.53)	(.29)	(.82)
Class C
October 31, 2012	10.44	.16	.55	.71	(.16)	—	(.16)
October 31, 2011	10.62	.28	(.15)	.13	(.31)	—	(.31)
October 31, 2010	9.50	.17	1.13	1.30	(.18)	—	(.18)
October 31, 2009	8.49	.22	1.19	1.41	(.29)	(.11)	(.40)
October 31, 2008	12.04	.50	(3.31)	(2.81)	(.45)	(.29)	(.74)
Class E
October 31, 2012	10.52	.23	.57	.80	(.24)	—	(.24)
October 31, 2011	10.68	.45	(.24)	.21	(.37)	—	(.37)
October 31, 2010	9.55	.26	1.13	1.39	(.26)	—	(.26)
October 31, 2009	8.54	.28	1.20	1.48	(.36)	(.11)	(.47)
October 31, 2008	12.10	.59	(3.33)	(2.74)	(.53)	(.29)	(.82)
Class R1
October 31, 2012	10.56	.27	.57	.84	(.29)	—	(.29)
October 31, 2011	10.72	.38	(.12)	.26	(.42)	—	(.42)
October 31, 2010	9.59	.27	1.14	1.41	(.28)	—	(.28)
October 31, 2009	8.56	.29	1.23	1.52	(.38)	(.11)	(.49)
October 31, 2008	12.14	.56	(3.30)	(2.74)	(.55)	(.29)	(.84)
Class R2
October 31, 2012	10.52	.26	.56	.82	(.26)	—	(.26)
October 31, 2011	10.69	.23	— (i)	.23	(.40)	—	(.40)
October 31, 2010	9.56	.25	1.14	1.39	(.26)	—	(.26)
October 31, 2009	8.53	.29	1.20	1.49	(.35)	(.11)	(.46)
October 31, 2008	12.09	.45	(3.19)	(2.74)	(.53)	(.29)	(.82)
Class R3
October 31, 2012	10.56	.27	.51	.78	(.22)	—	(.22)
October 31, 2011	10.72	.38	(.17)	.21	(.37)	—	(.37)
October 31, 2010	9.59	.23	1.13	1.36	(.23)	—	(.23)
October 31, 2009	8.56	.26	1.21	1.47	(.33)	(.11)	(.44)
October 31, 2008	12.13	.56	(3.34)	(2.78)	(.50)	(.29)	(.79)
Class S
October 31, 2012	10.55	.27	.56	.83	(.27)	—	(.27)
October 31, 2011	10.72	.37	(.14)	.23	(.40)	—	(.40)
October 31, 2010	9.58	.28	1.14	1.42	(.28)	—	(.28)
October 31, 2009	8.56	.30	1.21	1.51	(.38)	(.11)	(.49)
October 31, 2008	12.13	.61	(3.34)	(2.73)	(.55)	(.29)	(.84)

See accompanying notes which are an integral part of the financial statements.

38	Moderate Strategy Fund

$ Net Asset Value, End of Period	% Total Return(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(g)	% Ratio of Expenses to Average Net Assets, Net(e)(g)	% Ratio of Net Investment Income to Average Net Assets(b)(e)	% Portfolio Turnover Rate

11.06	7.67	232,467	.71	.56	2.21	23
10.51	1.95	207,292	.73	.55	3.53	15
10.68	14.75	220,380	.71	.54	2.51	48
9.55	18.43	182,901	.72	.51	3.34	17
8.53	(24.05)	162,970	.64	.27	5.36	86

10.99	6.91	314,391	1.46	1.31	1.48	23
10.44	1.20	288,055	1.48	1.30	2.66	15
10.62	13.87	270,529	1.46	1.29	1.74	48
9.50	17.54	221,669	1.46	1.26	2.59	17
8.49	(24.67)	196,167	1.39	1.02	4.65	86

11.08	7.75	74,240	.71	.56	2.14	23
10.52	2.00	72,800	.73	.55	4.21	15
10.68	14.74	155,540	.71	.54	2.54	48
9.55	18.28	150,712	.72	.51	3.36	17
8.54	(24.03)	144,684	.64	.27	5.46	86

11.11	8.10	66,823	.46	.14	2.48	23
10.56	2.49	44,486	.48	.12	3.55	15
10.72	14.97	28,704	.47	.27	2.64	48
9.59	18.79	14,348	.46	.26	3.28	17
8.56	(23.92)	3,047	.40	.02	5.29	86

11.08	7.95	73,019	.71	.39	2.38	23
10.52	2.17	60,610	.73	.37	2.14	15
10.69	14.74	7,221	.71	.52	2.50	48
9.56	18.42	5,738	.72	.51	3.51	17
8.53	(24.03)	12,817	.65	.27	4.26	86

11.12	7.55	86,756	.97	.64	2.56	23
10.56	1.97	248,661	.98	.62	3.51	15
10.72	14.39	288,375	.96	.77	2.32	48
9.59	18.19	276,878	.97	.76	3.09	17
8.56	(24.27)	265,507	.89	.52	5.22	86

11.11	8.02	155,433	.46	.31	2.52	23
10.55	2.21	153,148	.48	.30	3.49	15
10.72	15.09	126,620	.46	.29	2.77	48
9.58	18.65	117,448	.47	.26	3.54	17
8.56	(23.85)	89,799	.39	.02	5.67	86

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund	39

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Balanced Strategy Fund - Class A ‡
	Total Return
1 Year	1.76%
5 Years	(0.49	)%§
10 Years	5.92	%§

Balanced Strategy Fund - Class C
	Total Return
1 Year	7.22%
5 Years	(0.05	)%§
10 Years	5.75	%§

Balanced Strategy Fund - Class E
	Total Return
1 Year	7.98%
5 Years	0.71	%§
10 Years	6.55	%§

Balanced Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	8.36%
5 Years	1.03	%§
10 Years	6.84	%§

Balanced Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	8.23%
5 Years	0.77	%§
10 Years	6.58	%§

Balanced Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	7.95%
5 Years	0.55	%§
10 Years	6.33	%§

Balanced Strategy Fund - Class S
	Total Return
1 Year	8.26%
5 Years	0.97	%§
10 Years	6.81	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	5.25%
5 Years	6.38	%§
10 Years	5.39	%§

Russell 1000® Index ***
	Total Return
1 Year	14.97%
5 Years	0.53	%§
10 Years	7.31	%§

Russell Developed ex-U.S. Large Cap® Index Net ****
	Total Return
1 Year	4.50%
5 Years	(5.28	)%§
10 Years	8.49	%§

40	Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Balanced Strategy Fund (the “Fund”) is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Fund seeks to provide above average capital appreciation and a moderate level of current income.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Balanced Strategy Fund’s Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 7.94%, 7.22%, 7.98%, 8.36%, 8.23%, 7.95% and 8.26%, respectively. This is compared to the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index, which gained 5.25% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Mixed Asset Target Allocation Moderate Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 8.98%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s outperformance relative to the Barclays U.S. Aggregate Bond Index was due to the Fund’s out-of-benchmark allocation to equities, global real estate securities and opportunistic credit, which outperformed fixed income securities over the period.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The overall positive market environment for U.S. equities through the fiscal year ended October 31, 2012 provided a tailwind for the Fund’s out of benchmark allocation to U.S. large cap equities, which contributed to positive returns over the fiscal year.

In the U.S., the equity market was dominated by macroeconomic drivers. The U.S. equity market started the fiscal year volatile, in response to growing concerns over the European Debt Crisis signaled by rising Italian bond yields in November. However, U.S. equity markets moved marginally up in December, supported by improving U.S. unemployment and declining year-over-year inflation. In the first quarter of 2012, the Russell 1000® Index returned 12.90% primarily driven by positive U.S. gross domestic product growth and an encouraging drop in the headline unemployment rate. Following a strong first quarter, U.S. equities pulled back on gains, again driven by the macro environment in the second quarter. Heightened concerns over Greece’s potential exit from the Eurozone and growing concerns over the Spanish banking system spilled into U.S. market sentiment, pushing the Russell 1000® Index down 6.15%. Continuing the macro driven themes, U.S. markets rallied in the third quarter off the European Central Bank’s (“ECB”) commitment to purchasing sovereign debt followed by the Federal Reserve’s (the “Fed”) announcement of unlimited purchases of mortgage-backed securities (often described as the third round of “quantitative easing”). These moves alleviated stresses from financial marks and reduced the likelihood of highly negative returns or “tail risk” in global equity markets. U.S equities (represented by the Russell 1000® Index) went on to finish the fiscal year returning 14.97%, positively impacting the Fund’s allocation to dedicated U.S. large cap equity funds.

Policy moves in the both the U.S. and in Europe were also positive for global equities. However, outside the U.S. and Europe, broad non-U.S. developed equities posted lower but positive returns for the year, as the Russell Developed ex-U.S. Large Cap® Index ended the fiscal year up only 4.50%. Japan ended the year down 1.21% as represented by the Russell Developed ex-U.S. Large Cap® Index, partly driven by the Yen’s continued strength, while emerging markets also failed to keep up with the developed markets. Thus, the Fund’s exposure to non-U.S. equity markets through its allocation to dedicated non-U.S. equity funds negatively impacted performance against its pure fixed income benchmark.

Macro driven sentiment was also evident in the real estate space. Global REITs (represented by the FTSE/EPRA NAREIT Developed Index) finished the fiscal year up a strong 16.07% and outperformed fixed income markets, which benefited the Fund’s allocation to the Russell Global Real Estate Securities Fund.

In contrast, an allocation to the Russell Commodity Strategies Fund negatively impacted Fund performance. A volatile environment for commodities created a tough year for this Underlying Fund, as commodities returned -4.44% for the fiscal year (as represented by the Dow Jones UBS Commodity Index Total Return) and largely underperformed broader equity and fixed income markets.

In fixed income, a risk on theme drove performance in the market, as investors holding corporate bonds and non-agency mortgage backed securities generally fared well through the year relative to U.S. Treasuries. Overall, the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index, gained 5.25% for the year but lagged riskier assets such as U.S. equities.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

Balanced Strategy Fund	41

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Fund’s strategic allocation to fixed income Underlying Funds was beneficial, as the fixed income Underlying Funds outperformed the Fund’s benchmark primarily due to their out of benchmark fixed income exposures. In particular, the Russell Strategic Bond Fund’s outperformance was driven by exposures to non-agency mortgage-backed securities and emerging market debt. Strong performance of global high yield and emerging market debt over the period benefited the Fund’s allocation to the Russell Global Opportunistic Credit Fund.

The Fund’s strategic allocation to the Russell International Developed Markets and Russell Global Equity Funds benefited the Fund’s benchmark relative performance, as both the Russell International Developed Markets and Russell Global Equity Funds outperformed the Fund’s benchmark. The Russell Emerging Markets Fund underperformed the Fund’s benchmark. From an active management standpoint, performance of these Underlying Funds was mixed. The Russell International Developed Markets Fund outperformed the broad non-U.S. equity market as represented by the Russell Developed ex-U.S. Large Cap™ Index Net, while the Russell Global Equity Fund underperformed the broad global equity market as represented by the Russell Developed Large Cap Net Index. The Russell Emerging Markets Fund outperformed emerging markets as represented by the Russell Emerging Markets® Net Index. An overweight to emerging markets and an underweight to the U.S. detracted from the Russell Global Equity Fund’s relative performance.

The Fund’s strategic allocation to U.S. equity Underlying Funds benefited the Fund’s benchmark relative performance, as U.S. equities performed particularly well against core fixed income for the period. However, each of the U.S. equity Underlying Funds underperformed its respective U.S. equity market segment as represented by its primary benchmark. In particular, the Russell U.S. Dynamic Equity Fund and the Russell U.S. Core Equity Fund underperformed the Russell 1000® Dynamic Index™ and Russell 1000® Index, respectively, as their consistent underweight to the largest market capitalization stocks versus their benchmarks throughout the year detracted from relative performance in an environment that benefited the largest cap stocks.

The Fund’s strategic allocation to alternative Underlying Funds had mixed effects on performance. The Fund’s allocations to the Russell Global Real Estate Securities Fund and Russell Global Infrastructure Fund were positive, as these Underlying Funds strongly outperformed the Barclays U.S. Aggregate Bond Index. The Fund’s strategic allocation to the Russell Commodity Strategies Fund detracted, as the commodities asset class underperformed the Barclays U.S. Aggregate Bond Index.

RIMCo has the discretion to modify the target strategic asset allocation of the Fund by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund. Performance of the

Fund’s short-term asset allocation modifications fluctuated throughout the fiscal year, but ended the fiscal year modestly negative. This was driven by a negative impact from an overweight to fixed income and underweight to non-U.S. equity markets in the second half of the year during a period of rising equity markets. However, the tilt toward fixed income taken in mid-May successfully helped reduce volatility during a period of notable uncertainty.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the Russell U.S. Dynamic Equity Fund and the Russell Multi-Strategy Alternative Fund as Underlying Funds. The Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the Russell U.S Defensive Equity Fund. The Russell Multi-Strategy Alternative Fund was added as a diversifier to equity returns and was funded by decreasing the Fund’s allocation to equity funds.

Effective August 15, 2012, RIMCo changed the Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the Fund changed its name to the Russell U.S. Defensive Equity Fund.

RIMCo has the discretion to modify the target strategic asset allocation of the Fund by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund.

On February 5, 2012, the Fund increased its allocation to each of the Russell U.S. Core Equity Fund, Russell Global Equity Fund and Russell Global Opportunistic Credit Fund by 0.50%, 0.30% and 0.20%, respectively, above the target strategic allocation. The Fund also decreased its allocation to the Russell Strategic Bond Fund by 1.00% below the target strategic allocation in response to the improving U.S. and global economic outlook.

On April 19, 2012, the Fund decreased its allocation to the Russell Global Equity Fund back to the target strategic allocation and increased its weight to the Russell U.S. Core Equity Fund to 0.80% above the target strategic allocation in recognition of growing concerns in global equity markets but maintained confidence in the U.S. equity markets.

On May 14, 2012, the Fund shifted to a defensive position in light of increasing policy risk in the European Union and downside risk in global equity markets, decreasing its weight to the Russell International Developed Markets Fund to 3.00% below the target strategic allocation and increasing its weight to each of the Russell Strategic Bond Fund and Russell U.S. Core Equity Fund by 2.00% and 1.00%, respectively, above the target strategic allocation.

42	Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

On October 22, 2012, the Fund shifted back to the target strategic allocation to the Russell Strategic Bond Fund, decreased its underweight to the Russell International Developed Markets Fund to 2.00% below the target strategic allocation and maintained a 2.00% overweight to the Russell U.S. Core Equity Fund given mitigation of large tail risk by positive ECB and Fed policy announcements, but continued economic concerns over Europe.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2002.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

***

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

****

Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡	The Fund first issued Class A Shares on March 4, 2003. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on June 6, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on April 3, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Balanced Strategy Fund	43

Russell Investment Company

Balanced Strategy Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administration fees; distribution (12b-1) and/or service fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,017.53	$1,022.32
Expenses Paid During Period*	$2.84	$2.85

*	Expenses are equal to the Fund’s annualized expense ratio of 0.56% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,014.23	$1,018.55
Expenses Paid During Period*	$6.63	$6.65

*	Expenses are equal to the Fund’s annualized expense ratio of 1.31% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,017.14	$1,022.32
Expenses Paid During Period*	$2.84	$2.85

*	Expenses are equal to the Fund’s annualized expense ratio of 0.56% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

44	Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,019.13	$1,024.33
Expenses Paid During Period*	$0.81	$0.81

*	Expenses are equal to the Fund’s annualized expense ratio of 0.16% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,018.57	$1,023.08
Expenses Paid During Period*	$2.08	$2.08

*	Expenses are equal to the Fund’s annualized expense ratio of 0.41% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,018.07	$1,021.82
Expenses Paid During Period*	$3.35	$3.35

*	Expenses are equal to the Fund’s annualized expense ratio of 0.66% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,019.02	$1,023.58
Expenses Paid During Period*	$1.57	$1.58

*	Expenses are equal to the Fund’s annualized expense ratio of 0.31% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Balanced Strategy Fund	45

Russell Investment Company

Balanced Strategy Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Alternative Funds - 12.9%
Russell Commodity Strategies Fund	15,764,439	150,393
Russell Global Infrastructure Fund	10,370,632	116,047
Russell Global Real Estate Securities Fund	2,993,341	116,022
Russell Multi-Strategy Alternative Fund	11,495,139	114,492

		496,954

Domestic Equities - 23.7%
Russell U.S. Core Equity Fund	11,883,132	358,989
Russell U.S. Defensive Equity Fund	5,797,171	189,278
Russell U.S. Dynamic Equity Fund	21,481,468	209,874
Russell U.S. Small Cap Equity Fund	6,321,993	151,538

		909,679

	Shares	Fair Value $
Fixed Income - 38.5%
Russell Global Opportunistic Credit Fund	11,041,098	115,931
Russell Strategic Bond Fund	119,292,682	1,359,937

		1,475,868

International Equities - 24.9%
Russell Emerging Markets Fund	7,510,215	134,884
Russell Global Equity Fund	41,287,333	363,741
Russell International Developed Markets Fund	15,361,645	457,316

		955,941

Total Investments - 100.0% (identified cost $3,591,090)		3,838,442

Other Assets and Liabilities, Net - 0.0%		189

Net Assets - 100.0%		3,838,631

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

Categories	% of Net Assets

Alternative Funds	12.9
Domestic Equities	23.7
Fixed Income	38.5
International Equities	24.9

Total Investments	100.0
Other Assets and Liabilities, Net	—	*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

46	Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$3,591,090
Investments, at fair value	3,838,442
Receivables:
Investments sold	10,168
Fund shares sold	706
From affiliates	499
Prepaid expenses	14

Total assets	3,849,829

Liabilities
Payables:
Fund shares redeemed	7,784
Accrued fees to affiliates	2,899
Other accrued expenses	515

Total liabilities	11,198

Net Assets	$3,838,631

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$303
Accumulated net realized gain (loss)	(313,274)
Unrealized appreciation (depreciation) on investments	247,352
Shares of beneficial interest	3,563
Additional paid-in capital	3,900,687

Net Assets	$3,838,631

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.78
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.44
Class A — Net assets	$1,068,990,198
Class A — Shares outstanding ($.01 par value)	99,166,524
Net asset value per share: Class C(#)	$10.69
Class C — Net assets	$1,283,124,039
Class C — Shares outstanding ($.01 par value)	120,056,279
Net asset value per share: Class E(#)	$10.82
Class E — Net assets	$129,301,065
Class E — Shares outstanding ($.01 par value)	11,951,134
Net asset value per share: Class R1(#)	$10.86
Class R1 — Net assets	$279,571,664
Class R1 — Shares outstanding ($.01 par value)	25,736,942
Net asset value per share: Class R2(#)	$10.80
Class R2 — Net assets	$267,734,342
Class R2 — Shares outstanding ($.01 par value)	24,797,466
Net asset value per share: Class R3(#)	$10.83
Class R3 — Net assets	$261,491,277
Class R3 — Shares outstanding ($.01 par value)	24,155,272
Net asset value per share: Class S(#)	$10.87
Class S — Net assets	$548,418,008
Class S — Shares outstanding ($.01 par value)	50,463,713

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund	47

Russell Investment Company

Balanced Strategy Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$108,005

Expenses
Advisory fees	8,106
Administrative fees	1,979
Custodian fees	30
Distribution fees - Class A	2,658
Distribution fees - Class C	9,535
Distribution fees - Class R3	1,293
Transfer agent fees - Class A	1,981
Transfer agent fees - Class C	2,370
Transfer agent fees - Class E	292
Transfer agent fees - Class R1	468
Transfer agent fees - Class R2	489
Transfer agent fees - Class R3	949
Transfer agent fees - Class S	992
Professional fees	111
Registration fees	250
Shareholder servicing fees - Class C	3,178
Shareholder servicing fees - Class E	393
Shareholder servicing fees - Class R2	655
Shareholder servicing fees - Class R3	1,293
Trustees’ fees	83
Printing fees	41
Miscellaneous	80

Expenses before reductions	37,226
Expense reductions	(7,499)

Net expenses	29,727

Net investment income (loss)	78,278

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	152,724
Capital gain distributions from Underlying Funds	6,420

Net realized gain (loss)	159,144
Net change in unrealized appreciation (depreciation) on investments	57,524

Net realized and unrealized gain (loss)	216,668

Net Increase (Decrease) in Net Assets from Operations	$294,946

See accompanying notes which are an integral part of the financial statements.

48	Balanced Strategy Fund

Russell Investment Company

Balanced Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$78,278	$117,659
Net realized gain (loss)	159,144	(17,142)
Net change in unrealized appreciation (depreciation)	57,524	(37,310)

Net increase (decrease) in net assets from operations	294,946	63,207

Distributions
From net investment income
Class A	(21,879)	(30,415)
Class C	(16,986)	(29,031)
Class E	(3,337)	(12,245)
Class R1	(5,889)	(4,455)
Class R2	(5,897)	(2,610)
Class R3	(11,804)	(21,970)
Class S	(12,184)	(16,977)

Net decrease in net assets from distributions	(77,976)	(117,703)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(550,418)	(252,907)

Total Net Increase (Decrease) in Net Assets	(333,448)	(307,403)

Net Assets
Beginning of period	4,172,079	4,479,482

End of period	$3,838,631	$4,172,079

Undistributed (overdistributed) net investment income included in net assets	$303	$—

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund	49

Russell Investment Company

Balanced Strategy Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	12,294	$127,660	16,520	$173,437
Proceeds from reinvestment of distributions	2,111	21,258	2,791	28,826
Payments for shares redeemed	(19,044)	(197,954)	(21,546)	(225,371)

Net increase (decrease)	(4,639)	(49,036)	(2,235)	(23,108)

Class C
Proceeds from shares sold	18,293	188,891	23,056	240,138
Proceeds from reinvestment of distributions	1,696	16,619	2,671	27,459
Payments for shares redeemed	(24,994)	(257,914)	(28,273)	(293,836)

Net increase (decrease)	(5,005)	(52,404)	(2,546)	(26,239)

Class E
Proceeds from shares sold	3,475	35,574	5,004	52,771
Proceeds from reinvestment of distributions	327	3,299	1,177	12,182
Payments for shares redeemed	(8,186)	(85,356)	(40,626)	(435,394)

Net increase (decrease)	(4,384)	(46,483)	(34,445)	(370,441)

Class R1
Proceeds from shares sold	10,039	104,553	11,854	126,370
Proceeds from reinvestment of distributions	575	5,889	428	4,455
Payments for shares redeemed	(5,094)	(53,666)	(2,984)	(31,230)

Net increase (decrease)	5,520	56,776	9,298	99,595

Class R2
Proceeds from shares sold	6,581	67,828	25,631	275,253
Proceeds from reinvestment of distributions	584	5,897	252	2,604
Payments for shares redeemed	(6,891)	(71,830)	(4,412)	(45,702)

Net increase (decrease)	274	1,895	21,471	232,155

Class R3
Proceeds from shares sold	5,242	54,558	6,379	67,111
Proceeds from reinvestment of distributions	1,176	11,804	2,121	21,968
Payments for shares redeemed	(50,412)	(520,687)	(21,400)	(224,848)

Net increase (decrease)	(43,994)	(454,325)	(12,900)	(135,769)

Class S
Proceeds from shares sold	14,300	150,075	17,511	184,752
Proceeds from reinvestment of distributions	1,157	11,798	1,530	15,924
Payments for shares redeemed	(16,204)	(168,714)	(21,768)	(229,776)

Net increase (decrease)	(747)	(6,841)	(2,727)	(29,100)

Total increase (decrease)	(52,975)	$(550,418)	(24,084)	$(252,907)

See accompanying notes which are an integral part of the financial statements.

50	Balanced Strategy Fund

(This page intentionally left blank)

Russell Investment Company

Balanced Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions
Class A
October 31, 2012	10.20	.22	.57	.79	(.21)	—	(.21)
October 31, 2011	10.33	.29	(.13)	.16	(.29)	—	(.29)
October 31, 2010	9.12	.22	1.21	1.43	(.22)	—	(.22)
October 31, 2009	8.35	.20	1.17	1.37	(.24)	(.36)	(.60)
October 31, 2008	13.10	.57	(4.37)	(3.80)	(.55)	(.40)	(.95)
Class C
October 31, 2012	10.11	.14	.58	.72	(.14)	—	(.14)
October 31, 2011	10.27	.21	(.14)	.07	(.23)	—	(.23)
October 31, 2010	9.07	.14	1.21	1.35	(.15)	—	(.15)
October 31, 2009	8.31	.14	1.16	1.30	(.18)	(.36)	(.54)
October 31, 2008	13.03	.48	(4.34)	(3.86)	(.46)	(.40)	(.86)
Class E
October 31, 2012	10.23	.22	.58	.80	(.21)	—	(.21)
October 31, 2011	10.36	.39	(.24)	.15	(.28)	—	(.28)
October 31, 2010	9.15	.22	1.21	1.43	(.22)	—	(.22)
October 31, 2009	8.37	.20	1.18	1.38	(.24)	(.36)	(.60)
October 31, 2008	13.12	.58	(4.38)	(3.80)	(.55)	(.40)	(.95)
Class R1
October 31, 2012	10.28	.25	.59	.84	(.26)	—	(.26)
October 31, 2011	10.41	.30	(.10)	.20	(.33)	—	(.33)
October 31, 2010	9.19	.23	1.23	1.46	(.24)	—	(.24)
October 31, 2009	8.41	.21	1.19	1.40	(.26)	(.36)	(.62)
October 31, 2008	13.18	.56	(4.35)	(3.79)	(.58)	(.40)	(.98)
Class R2
October 31, 2012	10.21	.23	.59	.82	(.23)	—	(.23)
October 31, 2011	10.36	.17	(.01)	.16	(.31)	—	(.31)
October 31, 2010	9.14	.21	1.23	1.44	(.22)	—	(.22)
October 31, 2009	8.36	.20	1.18	1.38	(.24)	(.36)	(.60)
October 31, 2008	13.12	.44	(4.25)	(3.81)	(.55)	(.40)	(.95)
Class R3
October 31, 2012	10.23	.24	.56	.80	(.20)	—	(.20)
October 31, 2011	10.36	.30	(.15)	.15	(.28)	—	(.28)
October 31, 2010	9.15	.20	1.20	1.40	(.19)	—	(.19)
October 31, 2009	8.38	.18	1.17	1.35	(.22)	(.36)	(.58)
October 31, 2008	13.12	.56	(4.38)	(3.82)	(.52)	(.40)	(.92)
Class S
October 31, 2012	10.28	.24	.59	.83	(.24)	—	(.24)
October 31, 2011	10.42	.32	(.15)	.17	(.31)	—	(.31)
October 31, 2010	9.19	.24	1.23	1.47	(.24)	—	(.24)
October 31, 2009	8.41	.22	1.18	1.40	(.26)	(.36)	(.62)
October 31, 2008	13.18	.60	(4.39)	(3.79)	(.58)	(.40)	(.98)

See accompanying notes which are an integral part of the financial statements.

52	Balanced Strategy Fund

$ Net Asset Value, End of Period	% Total Return(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(g)	% Ratio of Expenses to Average Net Assets, Net(e)(g)	% Ratio of Net Investment Income to Average Net Assets(b)(e)	% Portfolio Turnover Rate

10.78	7.94	1,068,990	.70	.56	2.07	20
10.20	1.51	1,058,489	.71	.55	2.79	9
10.33	15.86	1,095,814	.70	.54	2.25	24
9.12	18.02	1,018,019	.70	.52	2.45	11
8.35	(30.88)	964,226	.67	.27	5.12	18

10.69	7.22	1,283,125	1.45	1.31	1.32	20
10.11	.64	1,264,734	1.46	1.30	2.03	9
10.27	14.99	1,310,397	1.45	1.29	1.49	24
9.07	17.14	1,188,328	1.45	1.27	1.71	11
8.31	(31.37)	1,166,957	1.42	1.02	4.35	18

10.82	7.98	129,301	.70	.56	2.16	20
10.23	1.42	167,108	.71	.55	3.64	9
10.36	15.81	526,084	.70	.54	2.24	24
9.15	18.09	501,582	.70	.52	2.46	11
8.37	(30.84)	489,750	.67	.27	5.18	18

10.86	8.36	279,572	.45	.14	2.34	20
10.28	1.94	207,763	.47	.12	2.84	9
10.41	16.14	113,700	.45	.27	2.35	24
9.19	18.31	57,963	.45	.27	2.55	11
8.41	(30.66)	24,105	.42	.02	5.06	18

10.80	8.23	267,734	.70	.39	2.24	20
10.21	1.52	250,510	.72	.37	1.64	9
10.36	15.95	31,620	.70	.52	2.19	24
9.14	18.04	28,403	.70	.52	2.54	11
8.36	(30.89)	42,341	.68	.27	4.00	18

10.83	7.95	261,491	.95	.64	2.34	20
10.23	1.43	697,038	.96	.62	2.82	9
10.36	15.52	840,066	.95	.77	2.03	24
9.15	17.67	827,996	.95	.77	2.21	11
8.38	(30.95)	812,715	.92	.52	4.97	18

10.87	8.26	548,418	.45	.31	2.30	20
10.28	1.65	526,437	.47	.30	3.03	9
10.42	16.25	561,801	.45	.29	2.49	24
9.19	18.28	527,088	.45	.27	2.70	11
8.41	(30.66)	484,456	.42	.02	5.33	18

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund	53

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Growth Strategy Fund - Class A ‡
	Total Return
1 Year	1.48%
5 Years	(2.57	)%§
10 Years	6.11	%§

Growth Strategy Fund - Class C
	Total Return
1 Year	6.84%
5 Years	(2.14	)%§
10 Years	5.94	%§

Growth Strategy Fund - Class E
	Total Return
1 Year	7.69%
5 Years	(1.39	)%§
10 Years	6.75	%§

Growth Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	8.15%
5 Years	(1.09	)%§
10 Years	7.04	%§

Growth Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	7.81%
5 Years	(1.34	)%§
10 Years	6.78	%§

Growth Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	7.65%
5 Years	(1.58	)%§
10 Years	6.51	%§

Growth Strategy Fund - Class S
	Total Return
1 Year	7.96%
5 Years	(1.15	)%§
10 Years	7.00	%§

Russell 1000® Index **
	Total Return
1 Year	14.97%
5 Years	0.53	%§
10 Years	7.31	%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	5.25%
5 Years	6.38	%§
10 Years	5.39	%§

Russell Developed ex-U.S. Large Cap® Index Net ****
	Total Return
1 Year	4.50%
5 Years	(5.28	)%§
10 Years	8.49	%§

54	Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Growth Strategy Fund (the “Fund”) is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Fund seeks to provide high long term capital appreciation with low current income.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Growth Strategy Fund’s Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 7.64%, 6.84%, 7.69%, 8.15%, 7.81%, 7.65% and 7.96%, respectively. This is compared to the Fund’s primary benchmark, the Russell 1000® Index, which gained 14.97% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Mixed Asset Target Allocation Growth Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 10.30%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s underperformance relative to the Russell 1000® Index was due to the Fund’s out-of-benchmark allocations to U.S. small cap equities, non-U.S. equities, fixed income securities and commodity-linked securities, which generally underperformed the U.S. large cap equity market as represented by the Russell 1000® Index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

The underperformance of U.S. small cap equities, non-U.S. equities, commodity-linked securities and fixed income securities relative to U.S. large cap equities, as represented by the Fund’s Russell 1000® Index benchmark, was a headwind for the Fund’s benchmark relative performance.

In the U.S., the equity market was dominated by macroeconomic drivers. The U.S. equity market started the fiscal year volatile, in response to growing concerns over the

European Debt Crisis signaled by rising Italian bond yields in November. However, U.S. equity markets moved marginally up in December, supported by improving U.S. unemployment and declining year-over-year inflation. In the first quarter of 2012, the Russell 1000® Index returned 12.90% primarily driven by positive U.S. gross domestic product growth and an encouraging drop in the headline unemployment rate. Following a strong first quarter, U.S. equities pulled back on gains, again driven by the macro environment in the second quarter. Heightened concerns over Greece’s potential exit from the Eurozone and growing concerns over the Spanish banking system spilled into U.S. market sentiment, pushing the Russell 1000® Index down 6.15%. Continuing the macro driven themes, U.S. markets rallied in the third quarter off the European Central Bank’s (“ECB”) commitment to purchasing sovereign debt followed by the Federal Reserve’s (the “Fed”) announcement of unlimited purchases of mortgage-backed securities (often described as the third round of “quantitative easing”). These moves alleviated stresses from financial marks and reduced the likelihood of highly negative returns or “tail risk” in global equity markets. U.S equities (represented by the Russell 1000® Index) went on to finish the fiscal year returning 14.97%, positively impacting the Fund’s allocation to dedicated U.S. large cap equity funds.

Policy moves in the both the U.S. and in Europe were also positive for global equities. However, outside the U.S. and Europe, broad non-U.S. developed equities posted lower but positive returns for the year, as the Russell Developed ex-U.S. Large Cap® Index ended the fiscal year up only 4.50%. Japan ended the year down 1.21% as represented by the Russell Developed ex-U.S. Large Cap® Index, partly driven by the Yen’s continued strength, while emerging markets also failed to keep up with the developed markets. Thus, the Fund’s exposure to non-U.S. equity markets through its allocation to dedicated non-U.S. equity funds negatively impacted performance against the Russell 1000® Index.

Macro driven sentiment was also evident in the real estate space. Global REITs (represented by the FTSE/EPRA NAREIT Developed Index) finished the fiscal year up a strong 16.07% and outperformed U.S. large cap equities, which benefited the Fund’s allocation to the Russell Global Real Estate Securities Fund.

In contrast, an allocation to the Russell Commodity Strategies Fund negatively impacted Fund performance. A volatile environment for commodities created a tough year for this Underlying Fund, as commodities returned -4.44% for the fiscal year (as represented by the Dow Jones UBS Commodity Index Total Return) and largely underperformed broader equity and fixed income markets.

In fixed income, a risk on theme drove performance in the market, as investors holding corporate bonds and non-agency mortgage backed securities generally fared well through the

Growth Strategy Fund	55

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

year relative to U.S. Treasuries. Overall, the Barclays U.S. Aggregate Bond Index gained 5.25% for the year but lagged riskier assets such as U.S. equities.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

The Fund’s strategic allocation to the Russell International Developed Markets, Russell Global Equity and Russell Emerging Markets Funds detracted from the Fund’s benchmark relative performance, as U.S. equities outperformed non-U.S. equities during the period. From an active management standpoint, performance of these Underlying Funds was mixed. The Russell International Developed Markets Fund outperformed the broad non-U.S. equity market as represented by the Russell Developed ex-U.S. Large Cap™ Index Net, while the Russell Global Equity Fund underperformed the broad global equity market as represented by the Russell Developed Large Cap Net Index. The Russell Emerging Markets Fund outperformed emerging markets as represented by the Russell Emerging Markets® Net Index. An overweight to emerging markets and an underweight to the U.S. detracted from the Russell Global Equity Fund’s relative performance.

The Fund’s strategic allocation to U.S. equity Underlying Funds detracted from the Fund’s benchmark relative performance. Each of the U.S. equity Underlying Funds underperformed its respective U.S. equity market segment as represented by its primary benchmark. In particular, the Russell U.S. Dynamic Equity Fund and the Russell U.S. Core Equity Fund underperformed the Russell 1000® Dynamic Index™ and Russell 1000® Index, respectively, as their consistent underweight to the largest market capitalization stocks versus their benchmarks throughout the year detracted from relative performance in an environment that benefited the largest cap stocks. The Russell U.S. Small Cap Equity Fund’s underperformance was driven by its positioning for a slow U.S. economic recovery in a period where investors reverted between risk aversion and risk attraction, making it a difficult environment for stock selection.

The Fund’s strategic allocation to fixed income Underlying Funds was detractive, as the fixed income Underlying Funds underperformed the Russell 1000® Index. This was primarily due to the underperformance of fixed income securities relative to equities during the period. However, from an active management standpoint, the fixed income Underlying Funds generally outperformed their respective fixed income benchmarks. In particular, the Russell Strategic Bond Fund’s outperformance, compared to the Barclays U.S. Aggregate Bond Index, was driven by exposures to non-agency mortgage-backed securities and emerging market debt. Strong performance of global high yield and emerging market debt over the period benefited the Fund’s allocation to the Russell Global Opportunistic Credit Fund.

The Fund’s strategic allocation to alternative Underlying Funds had mixed effects on performance. The Fund’s allocation to the Russell Global Real Estate Securities Fund was positive, as this Underlying Fund outperformed the Russell 1000® Index and the global real estate market as represented by its respective benchmark. The Fund’s strategic allocation to the Russell Global Infrastructure and Russell Commodity Strategies Funds detracted, as both asset classes underperformed the Russell 1000® Index. The Russell Commodity Strategies Fund underperformed its commodity market benchmark, the Dow Jones UBS Commodity Index Total Return, while the Russell Global Infrastructure outperformed its global infrastructure benchmark, the S&P Global Infrastructure Index.

RIMCo has the discretion to modify the target strategic asset allocation of the Fund by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund. Performance of the Fund’s short-term asset allocation modifications fluctuated throughout the fiscal year, but ended the fiscal year modestly negative. This was driven by a negative impact from an overweight to fixed income and underweight to non-U.S. equity markets in the second half of the year during a period of rising equity markets. However, the tilt toward fixed income taken in mid-May successfully helped reduce volatility during a period of notable uncertainty.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the Russell U.S. Dynamic Equity Fund and the Russell Multi-Strategy Alternative Fund as Underlying Funds. The Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the Russell U.S Defensive Equity Fund. The Russell Multi-Strategy Alternative Fund was added as a diversifier to equity returns and was funded by decreasing the Fund’s allocation to equity funds.

Effective August 15, 2012, RIMCo changed the Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the Fund changed its name to the Russell U.S. Defensive Equity Fund.

RIMCo has the discretion to modify the target strategic asset allocation of the Fund by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund.

On February 5, 2012, the Fund increased its allocation to each of the Russell U.S. Core Equity Fund, Russell Global Equity Fund and Russell Global Opportunistic Credit Fund by 0.55%, 0.50% and 0.25%, respectively, above the target strategic

56	Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

allocation. The Fund also decreased its allocation to the Russell Strategic Bond Fund by 1.30% below the target strategic allocation in response to the improving U.S. and global economic outlook.

On April 19, 2012, the Fund decreased its allocation to the Russell Global Equity Fund back to the target strategic allocation and increased its weight to the Russell U.S. Core Equity Fund to 1.05% above the target strategic allocation in recognition of growing concerns in global equity markets but maintained confidence in the U.S. equity markets.

On May 14, 2012, the Fund shifted to a defensive position in light of increasing policy risk in the European Union and downside risk in global equity markets, decreasing its weight to the Russell International Developed Markets Fund to 3.00% below the target strategic allocation and increasing its weight to each of the Russell Strategic Bond Fund and Russell U.S. Core Equity Fund by 2.50% and 0.50%, respectively, above the target strategic allocation.

On October 22, 2012, the Fund shifted back to the target strategic allocation to the Russell Strategic Bond Fund, decreased its underweight to the Russell International Developed Markets Fund to 2.25% below the target strategic allocation and maintained a 2.25% overweight to the Russell U.S. Core Equity Fund given mitigation of large tail risk by positive ECB and Fed policy announcements, but continued economic concerns over Europe.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2002.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡	The Fund first issued Class A Shares on March 10, 2003. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on May 19, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Growth Strategy Fund	57

Russell Investment Company

Growth Strategy Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,009.51	$1,022.32
Expenses Paid During Period*	$2.83	$2.85

*	Expenses are equal to the Fund’s annualized expense ratio of 0.56% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,006.08	$1,018.55
Expenses Paid During Period*	$6.61	$6.65

*	Expenses are equal to the Fund’s annualized expense ratio of 1.31% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,010.17	$1,022.32
Expenses Paid During Period*	$2.83	$2.85

*	Expenses are equal to the Fund’s annualized expense ratio of 0.56% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

58	Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,012.11	$1,024.33
Expenses Paid During Period*	$0.81	$0.81

*	Expenses are equal to the Fund’s annualized expense ratio of 0.16% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,010.55	$1,023.08
Expenses Paid During Period*	$2.07	$2.08

*	Expenses are equal to the Fund’s annualized expense ratio of 0.41% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,010.15	$1,021.82
Expenses Paid During Period*	$3.33	$3.35

*	Expenses are equal to the Fund’s annualized expense ratio of 0.66% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,011.09	$1,023.58
Expenses Paid During Period*	$1.57	$1.58

*	Expenses are equal to the Fund’s annualized expense ratio of 0.31% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Growth Strategy Fund	59

Russell Investment Company

Growth Strategy Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Alternative Funds - 17.9%
Russell Commodity Strategies Fund	14,133,187	134,831
Russell Global Infrastructure Fund	8,236,537	92,167
Russell Global Real Estate Securities Fund	2,376,280	92,105
Russell Multi-Strategy Alternative Fund	9,188,392	91,516

		410,619

Domestic Equities - 29.6%
Russell U.S. Core Equity Fund	9,216,197	278,421
Russell U.S. Defensive Equity Fund	3,818,464	124,673
Russell U.S. Dynamic Equity Fund	15,175,262	148,262
Russell U.S. Small Cap Equity Fund	5,205,208	124,769

		676,125

Fixed Income - 19.2%
Russell Global Opportunistic Credit Fund	8,765,194	92,034
Russell Strategic Bond Fund	30,428,405	346,884

		438,918

	Shares	Fair Value $
International Equities - 33.3%
Russell Emerging Markets Fund	5,752,475	103,314
Russell Global Equity Fund	33,751,267	297,349
Russell International Developed Markets Fund	12,114,013	360,634

		761,297

Total Investments - 100.0% (identified cost $2,175,592)		2,286,959

Other Assets and Liabilities, Net - (0.0%)		(80)

Net Assets - 100.0%		2,286,879

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

Categories	% of Net Assets

Alternative Funds	17.9
Domestic Equities	29.6
Fixed Income	19.2
International Equities	33.3

Total Investments	100.0
Other Assets and Liabilities, Net	(—	*)

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

60	Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$2,175,592
Investments, at fair value	2,286,959
Receivables:
Investments sold	5,109
Fund shares sold	1,912
From affiliates	321
Prepaid expenses	9

Total assets	2,294,310

Liabilities
Payables:
Fund shares redeemed	5,196
Accrued fees to affiliates	1,713
Other accrued expenses	522

Total liabilities	7,431

Net Assets	$2,286,879

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$175
Accumulated net realized gain (loss)	(389,920)
Unrealized appreciation (depreciation) on investments	111,367
Shares of beneficial interest	2,269
Additional paid-in capital	2,562,988

Net Assets	$2,286,879

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.11
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$10.73
Class A — Net assets	$713,411,878
Class A — Shares outstanding ($.01 par value)	70,535,183
Net asset value per share: Class C(#)	$9.93
Class C — Net assets	$704,704,016
Class C — Shares outstanding ($.01 par value)	70,962,800
Net asset value per share: Class E(#)	$10.15
Class E — Net assets	$95,666,910
Class E — Shares outstanding ($.01 par value)	9,428,157
Net asset value per share: Class R1(#)	$10.21
Class R1 — Net assets	$143,252,217
Class R1 — Shares outstanding ($.01 par value)	14,034,861
Net asset value per share: Class R2(#)	$10.14
Class R2 — Net assets	$200,007,605
Class R2 — Shares outstanding ($.01 par value)	19,725,096
Net asset value per share: Class R3(#)	$10.16
Class R3 — Net assets	$171,236,721
Class R3 — Shares outstanding ($.01 par value)	16,861,007
Net asset value per share: Class S(#)	$10.21
Class S — Net assets	$258,599,836
Class S — Shares outstanding ($.01 par value)	25,329,260

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund	61

Russell Investment Company

Growth Strategy Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$60,184

Expenses
Advisory fees	5,031
Administrative fees	1,244
Custodian fees	30
Distribution fees - Class A	1,809
Distribution fees - Class C	5,381
Distribution fees - Class R3	904
Transfer agent fees - Class A	1,347
Transfer agent fees - Class C	1,336
Transfer agent fees - Class E	224
Transfer agent fees - Class R1	256
Transfer agent fees - Class R2	380
Transfer agent fees - Class R3	663
Transfer agent fees - Class S	468
Professional fees	75
Registration fees	158
Shareholder servicing fees - Class C	1,794
Shareholder servicing fees - Class E	302
Shareholder servicing fees - Class R2	510
Shareholder servicing fees - Class R3	904
Trustees’ fees	52
Printing fees	36
Miscellaneous	63

Expenses before reductions	22,967
Expense reductions	(4,822)

Net expenses	18,145

Net investment income (loss)	42,039

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	89,663
Capital gain distributions from Underlying Funds	5,153

Net realized gain (loss)	94,816
Net change in unrealized appreciation (depreciation) on investments	37,663

Net realized and unrealized gain (loss)	132,479

Net Increase (Decrease) in Net Assets from Operations	$174,518

See accompanying notes which are an integral part of the financial statements.

62	Growth Strategy Fund

Russell Investment Company

Growth Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$42,039	$58,803
Net realized gain (loss)	94,816	(24,755)
Net change in unrealized appreciation (depreciation)	37,663	(3,752)

Net increase (decrease) in net assets from operations	174,518	30,296

Distributions
From net investment income
Class A	(12,464)	(16,052)
Class C	(8,643)	(14,001)
Class E	(2,166)	(7,595)
Class R1	(2,794)	(1,868)
Class R2	(3,915)	(1,079)
Class R3	(7,008)	(12,053)
Class S	(4,874)	(6,400)

Net decrease in net assets from distributions	(41,864)	(59,048)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(517,060)	(325,462)

Total Net Increase (Decrease) in Net Assets	(384,406)	(354,214)

Net Assets
Beginning of period	2,671,285	3,025,499

End of period	$2,286,879	$2,671,285

Undistributed (overdistributed) net investment income included in net assets	$175	$—

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund	63

Russell Investment Company

Growth Strategy Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	7,604	$74,289	9,833	$97,876
Proceeds from reinvestment of distributions	1,308	12,211	1,572	15,511
Payments for shares redeemed	(15,144)	(147,804)	(16,467)	(163,300)

Net increase (decrease)	(6,232)	(61,304)	(5,062)	(49,913)

Class C
Proceeds from shares sold	9,460	90,741	12,921	127,473
Proceeds from reinvestment of distributions	945	8,505	1,387	13,466
Payments for shares redeemed	(17,948)	(172,033)	(19,217)	(188,538)

Net increase (decrease)	(7,543)	(72,787)	(4,909)	(47,599)

Class E
Proceeds from shares sold	2,670	25,483	3,516	35,358
Proceeds from reinvestment of distributions	230	2,150	769	7,575
Payments for shares redeemed	(7,058)	(69,225)	(32,673)	(333,840)

Net increase (decrease)	(4,158)	(41,592)	(28,388)	(290,907)

Class R1
Proceeds from shares sold	6,066	59,277	7,515	76,499
Proceeds from reinvestment of distributions	293	2,794	186	1,868
Payments for shares redeemed	(4,439)	(44,142)	(3,274)	(31,714)

Net increase (decrease)	1,920	17,929	4,427	46,653

Class R2
Proceeds from shares sold	4,213	40,215	21,632	222,569
Proceeds from reinvestment of distributions	417	3,915	107	1,079
Payments for shares redeemed	(5,387)	(52,696)	(3,630)	(35,334)

Net increase (decrease)	(757)	(8,566)	18,109	188,314

Class R3
Proceeds from shares sold	3,563	34,648	5,035	50,350
Proceeds from reinvestment of distributions	754	7,006	1,219	12,052
Payments for shares redeemed	(39,674)	(382,471)	(17,691)	(176,279)

Net increase (decrease)	(35,357)	(340,817)	(11,437)	(113,877)

Class S
Proceeds from shares sold	5,986	58,815	8,402	84,266
Proceeds from reinvestment of distributions	503	4,774	618	6,158
Payments for shares redeemed	(7,487)	(73,512)	(14,737)	(148,557)

Net increase (decrease)	(998)	(9,923)	(5,717)	(58,133)

Total increase (decrease)	(53,125)	$(517,060)	(32,977)	$(325,462)

See accompanying notes which are an integral part of the financial statements.

64	Growth Strategy Fund

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Russell Investment Company

Growth Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Class A
October 31, 2012	9.56	.17	.55	.72	(.17)	—	—
October 31, 2011	9.68	.21	(.13)	.08	(.20)	—	—
October 31, 2010	8.43	.15	1.24	1.39	(.14)	—	—
October 31, 2009	7.97	.12	1.04	1.16	(.12)	(.57)	(.01)
October 31, 2008	13.76	.52	(5.29)	(4.77)	(.55)	(.47)	—
Class C
October 31, 2012	9.41	.10	.53	.63	(.11)	—	—
October 31, 2011	9.57	.13	(.12)	.01	(.17)	—	—
October 31, 2010	8.36	.08	1.23	1.31	(.10)	—	—
October 31, 2009	7.92	.06	1.04	1.10	(.08)	(.57)	(.01)
October 31, 2008	13.67	.44	(5.26)	(4.82)	(.46)	(.47)	—
Class E
October 31, 2012	9.59	.18	.54	.72	(.16)	—	—
October 31, 2011	9.69	.29	(.20)	.09	(.19)	—	—
October 31, 2010	8.44	.15	1.24	1.39	(.14)	—	—
October 31, 2009	7.98	.12	1.04	1.16	(.12)	(.57)	(.01)
October 31, 2008	13.78	.54	(5.32)	(4.78)	(.55)	(.47)	—
Class R1
October 31, 2012	9.65	.21	.56	.77	(.21)	—	—
October 31, 2011	9.75	.22	(.09)	.13	(.23)	—	—
October 31, 2010	8.49	.16	1.26	1.42	(.16)	—	—
October 31, 2009	8.02	.13	1.06	1.19	(.14)	(.57)	(.01)
October 31, 2008	13.85	.50	(5.28)	(4.78)	(.58)	(.47)	—
Class R2
October 31, 2012	9.59	.19	.54	.73	(.18)	—	—
October 31, 2011	9.70	.10	— (i)	.10	(.21)	—	—
October 31, 2010	8.45	.15	1.24	1.39	(.14)	—	—
October 31, 2009	7.98	.12	1.05	1.17	(.12)	(.57)	(.01)
October 31, 2008	13.79	.40	(5.19)	(4.79)	(.55)	(.47)	—
Class R3
October 31, 2012	9.59	.20	.52	.72	(.15)	—	—
October 31, 2011	9.71	.21	(.14)	.07	(.19)	—	—
October 31, 2010	8.46	.13	1.25	1.38	(.13)	—	—
October 31, 2009	8.00	.10	1.05	1.15	(.11)	(.57)	(.01)
October 31, 2008	13.81	.52	(5.34)	(4.82)	(.52)	(.47)	—
Class S
October 31, 2012	9.65	.20	.55	.75	(.19)	—	—
October 31, 2011	9.76	.24	(.14)	.10	(.21)	—	—
October 31, 2010	8.49	.17	1.26	1.43	(.16)	—	—
October 31, 2009	8.02	.13	1.06	1.19	(.14)	(.57)	(.01)
October 31, 2008	13.85	.58	(5.36)	(4.78)	(.58)	(.47)	—

See accompanying notes which are an integral part of the financial statements.

66	Growth Strategy Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(g)	% Ratio of Expenses to Average Net Assets, Net(e)(g)	% Ratio of Net Investment Income to Average Net Assets(b)(e)	% Portfolio Turnover Rate

(.17)	10.11	7.64	713,412	.70	.56	1.79	23
(.20)	9.56	.75	734,024	.73	.55	2.12	7
(.14)	9.68	16.67	791,754	.71	.54	1.68	31
(.70)	8.43	16.83	745,197	.70	.52	1.57	9
(1.02)	7.97	(36.98)	728,441	.69	.28	4.66	12

(.11)	9.93	6.84	704,704	1.45	1.31	1.05	23
(.17)	9.41	.05	738,624	1.48	1.30	1.36	7
(.10)	9.57	15.74	798,130	1.46	1.29	.93	31
(.66)	8.36	15.94	762,423	1.45	1.27	.82	9
(.93)	7.92	(37.44)	742,998	1.44	1.02	3.91	12

(.16)	10.15	7.69	95,667	.70	.56	1.87	23
(.19)	9.59	.88	130,274	.72	.55	2.92	7
(.14)	9.69	16.65	406,837	.71	.54	1.67	31
(.70)	8.44	16.80	388,051	.70	.52	1.57	9
(1.02)	7.98	(37.01)	372,580	.69	.27	4.80	12

(.21)	10.21	8.15	143,252	.45	.14	2.08	23
(.23)	9.65	1.23	116,928	.48	.12	2.22	7
(.16)	9.75	16.92	74,972	.46	.26	1.81	31
(.72)	8.49	17.13	25,180	.45	.27	1.72	9
(1.05)	8.02	(36.86)	14,138	.44	.03	4.46	12

(.18)	10.14	7.81	200,007	.70	.39	1.97	23
(.21)	9.59	1.00	196,374	.73	.37	1.03	7
(.14)	9.70	16.64	23,018	.71	.52	1.63	31
(.70)	8.45	16.90	16,477	.70	.52	1.64	9
(1.02)	7.98	(37.04)	21,959	.69	.28	3.62	12

(.15)	10.16	7.65	171,237	.95	.64	2.03	23
(.19)	9.59	.70	500,954	.98	.62	2.12	7
(.13)	9.71	16.41	618,128	.96	.77	1.45	31
(.69)	8.46	16.48	601,602	.95	.77	1.32	9
(.99)	8.00	(37.17)	577,865	.94	.52	4.57	12

(.19)	10.21	7.96	258,600	.45	.31	2.01	23
(.21)	9.65	1.01	254,107	.48	.30	2.37	7
(.16)	9.76	17.02	312,660	.46	.29	1.93	31
(.72)	8.49	17.12	303,597	.45	.27	1.81	9
(1.05)	8.02	(36.86)	279,570	.44	.02	5.08	12

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund	67

Russell Investment Company

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Equity Growth Strategy Fund - Class A ‡
	Total Return
1 Year	1.75%
5 Years	(4.73	)%§
10 Years	6.28	%§

Equity Growth Strategy Fund - Class C
	Total Return
1 Year	7.12%
5 Years	(4.31	)%§
10 Years	5.93	%§

Equity Growth Strategy Fund - Class E
	Total Return
1 Year	7.84%
5 Years	(3.59	)%§
10 Years	6.73	%§

Equity Growth Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	8.29%
5 Years	(3.30	)%§
10 Years	7.03	%§

Equity Growth Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	7.94%
5 Years	(3.53	)%§
10 Years	6.76	%§

Equity Growth Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	7.81%
5 Years	(3.78	)%§
10 Years	6.50	%§

Equity Growth Strategy Fund - Class S
	Total Return
1 Year	8.06%
5 Years	(3.36	)%§
10 Years	7.00	%§

Russell 1000® Index **
	Total Return
1 Year	14.97%
5 Years	0.53	%§
10 Years	7.31	%§

Russell Developed ex-U.S. Large Cap® Index Net ***
	Total Return
1 Year	4.50%
5 Years	(5.28	)%§
10 Years	8.49	%§

68	Equity Growth Strategy Fund

Russell Investment Company

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Equity Growth Strategy Fund (the “Fund”) is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Fund seeks to provide high long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the Equity Growth Strategy Fund’s Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 7.90%, 7.12%, 7.84%, 8.29%, 7.94%, 7.81% and 8.06%, respectively. This is compared to the Fund’s primary benchmark, the Russell 1000® Index, which gained 14.97% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Global Multi-Cap Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 9.42%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s underperformance relative to the Russell 1000® Index was due to the Fund’s out-of-benchmark allocations to U.S. small cap equities, non-U.S. equities, fixed income securities and commodity-linked securities, which generally underperformed the U.S. large cap equity market as represented by the Russell 1000® Index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The underperformance of U.S. small cap equities, non-U.S. equities, commodity-linked securities and fixed income securities relative to U.S. large cap equities, as represented by the Fund’s Russell 1000® Index benchmark, was a headwind for the Fund’s benchmark relative performance.

In the U.S., the equity market was dominated by macroeconomic drivers. The U.S. equity market started the fiscal year volatile, in response to growing concerns over the European Debt Crisis signaled by rising Italian bond yields in November. However, U.S. equity markets moved marginally up in December, supported by improving U.S. unemployment and declining year-over-year inflation. In the first quarter of 2012, the Russell 1000® Index returned 12.90% primarily driven by positive U.S. gross domestic product growth and an encouraging drop in the headline unemployment rate. Following a strong first quarter, U.S. equities pulled back on gains, again driven by the macro environment in the second quarter. Heightened concerns over Greece’s potential exit from the Eurozone and growing concerns over the Spanish banking system spilled into U.S. market sentiment, pushing the Russell 1000® Index down 6.15%. Continuing the macro driven themes, U.S. markets rallied in the third quarter off the European Central Bank’s (“ECB”) commitment to purchasing sovereign debt followed by the Federal Reserve’s (the “Fed”) announcement of unlimited purchases of mortgage-backed securities (often described as the third round of “quantitative easing”). These moves alleviated stresses from financial marks and reduced the likelihood of highly negative returns or “tail risk” in global equity markets. U.S equities (represented by the Russell 1000® Index) went on to finish the fiscal year returning 14.97%, positively impacting the Fund’s allocation to dedicated U.S. large cap equity funds.

Policy moves in the both the U.S. and in Europe were also positive for global equities. However, outside the U.S. and Europe, broad non-U.S. developed equities posted lower but positive returns for the year, as the Russell Developed ex-U.S. Large Cap® Index ended the fiscal year up only 4.50%. Japan ended the year down 1.21% as represented by the Russell Developed ex-U.S. Large Cap® Index, partly driven by the Yen’s continued strength, while emerging markets also failed to keep up with the developed markets. Thus, the Fund’s exposure to non-U.S. equity markets through its allocation to dedicated non-U.S. equity funds negatively impacted performance against the Russell 1000® Index.

Macro driven sentiment was also evident in the real estate space. Global REITs (represented by the FTSE/EPRA NAREIT Developed Index) finished the fiscal year up a strong 16.07% and outperformed U.S. large cap equities, which benefited the Fund’s allocation to the Russell Global Real Estate Securities Fund.

In contrast, an allocation to the Russell Commodity Strategies Fund negatively impacted Fund performance. A volatile environment for commodities created a tough year for this Underlying Fund, as commodities returned -4.44% for the fiscal year (as represented by the Dow Jones UBS Commodity Index Total Return) and largely underperformed broader equity and fixed income markets.

In fixed income, a risk on theme drove performance in the market, as investors holding corporate bonds and non-agency mortgage backed securities generally fared well through the year relative to U.S. Treasuries. Overall, the Barclays U.S. Aggregate Bond Index gained 5.25% for the year but lagged riskier assets such as U.S. equities.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

Equity Growth Strategy Fund	69

Russell Investment Company

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The Fund’s strategic allocation to the Russell International Developed Markets, Russell Global Equity and Russell Emerging Markets Funds detracted from the Fund’s benchmark relative performance, as U.S. equities outperformed non-U.S. equities during the period. From an active management standpoint, performance of these Underlying Funds was mixed. The Russell International Developed Markets Fund outperformed the broad non-U.S. equity market as represented by the Russell Developed ex-U.S. Large Cap™ Index Net, while the Russell Global Equity Fund underperformed the broad global equity market as represented by the Russell Developed Large Cap Net Index. The Russell Emerging Markets Fund outperformed emerging markets as represented by the Russell Emerging Markets® Net Index. An overweight to emerging markets and an underweight to the U.S. detracted from the Russell Global Equity Fund’s relative performance.

The Fund’s strategic allocation to U.S. equity Underlying Funds detracted from the Fund’s benchmark relative performance. Each of the U.S. equity Underlying Funds underperformed its respective U.S. equity market segment as represented by its primary benchmark. In particular, the Russell U.S. Dynamic Equity Fund and the Russell U.S. Core Equity Fund underperformed the Russell 1000® Dynamic Index™ and Russell 1000® Index, respectively, as their consistent underweight to the largest market capitalization stocks versus their benchmarks throughout the year detracted from relative performance in an environment that benefited the largest cap stocks. The Russell U.S. Small Cap Equity Fund’s underperformance was driven by its positioning for a slow U.S. economic recovery in a period where investors reverted between risk aversion and risk attraction, making it a difficult environment for stock selection.

The Fund’s strategic allocation to alternative Underlying Funds had mixed effects on performance. The Fund’s allocation to the Russell Global Real Estate Securities Fund was positive, as this Underlying Fund outperformed the Russell 1000® Index and the global real estate market as represented by its respective benchmark. The Fund’s strategic allocation to the Russell Global Infrastructure and Russell Commodity Strategies Funds detracted, as both asset classes underperformed the Russell 1000® Index. The Russell Commodity Strategies Fund underperformed its commodity market benchmark, the Dow Jones UBS Commodity Index Total Return, while the Russell Global Infrastructure outperformed its global infrastructure benchmark, the S&P Global Infrastructure Index.

The Fund’s strategic allocation to the Russell Global Opportunistic Credit Fund was detractive, as it underperformed the Russell 1000® Index. This was primarily due to the underperformance of fixed income securities relative to equities during the period. However, from an active management standpoint, the Russell Global Opportunistic Credit Fund outperformed its global high yield fixed income benchmark, the BofA Merrill Lynch Global High Yield Index (U.S. dollar hedged).

RIMCo has the discretion to modify the target strategic asset allocation of the Fund by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund. Performance of the Fund’s short-term asset allocation modifications fluctuated throughout the fiscal year, but ended the fiscal year modestly negative. This was driven by a negative impact from an overweight to U.S. equities and underweight to non-U.S. equities in the second half of the year during a period when non-U.S. equity markets outpaced the U.S. equity market.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the Russell U.S. Dynamic Equity Fund and the Russell Multi-Strategy Alternative Fund as Underlying Funds. The Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the Russell U.S Defensive Equity Fund. The Russell Multi-Strategy Alternative Fund was added as a diversifier to equity returns and was funded by decreasing the Fund’s allocation to equity funds.

Effective August 15, 2012, RIMCo changed the Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the Fund changed its name to the Russell U.S. Defensive Equity Fund.

RIMCo has the discretion to modify the target strategic asset allocation of the Fund by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund.

On May 14, 2012, the Fund shifted to a defensive position in light of increasing policy risk in the European Union and downside risk in global equity markets, decreasing its weight to the Russell International Developed Markets Fund to 2.00% below the target strategic allocation and increasing its weight to the Russell U.S. Core Equity Fund by 2.00% above the target strategic allocation.

On June 6, 2012, in recognition of further concerns over stability in the Eurozone and ECB policy uncertainty, the Fund further decreased its weight to the Russell International Developed Markets Fund to 3.00% below the target strategic allocation and increased its weight to the Russell Global Opportunistic Credit Fund to 1.00% above the target strategic allocation.

On October 22, 2012, the Fund shifted back to the target strategic allocation to the Russell Global Opportunistic Credit Fund, decreased its underweight to the Russell International

70	Equity Growth Strategy Fund

Russell Investment Company

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

Developed Markets Fund to 2.50% below the target strategic allocation and maintained a 2.50% overweight to the Russell U.S. Core Equity Fund given mitigation of large tail risk by positive ECB and Fed policy announcements, but continued economic concerns over Europe.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	Assumes initial investment on November 1, 2002.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

***

Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

‡	The Fund first issued Class A Shares on March 4, 2003. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on May 19, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on March 29, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Equity Growth Strategy Fund	71

Russell Investment Company

Equity Growth Strategy Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,005.77	$1,022.32
Expenses Paid During Period*	$2.82	$2.85

*	Expenses are equal to the Fund’s annualized expense ratio of 0.56% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class C	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,002.25	$1,018.55
Expenses Paid During Period*	$6.59	$6.65

*	Expenses are equal to the Fund’s annualized expense ratio of 1.31% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,005.89	$1,022.32
Expenses Paid During Period*	$2.82	$2.85

*	Expenses are equal to the Fund’s annualized expense ratio of 0.56% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

72	Equity Growth Strategy Fund

Russell Investment Company

Equity Growth Strategy Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,006.74	$1,024.38
Expenses Paid During Period*	$0.76	$0.76

*	Expenses are equal to the Fund’s annualized expense ratio of 0.15% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,006.28	$1,023.08
Expenses Paid During Period*	$2.07	$2.08

*	Expenses are equal to the Fund’s annualized expense ratio of 0.41% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,005.40	$1,021.77
Expenses Paid During Period*	$3.38	$3.40

*	Expenses are equal to the Fund’s annualized expense ratio of 0.67% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,006.39	$1,023.58
Expenses Paid During Period*	$1.56	$1.58

*	Expenses are equal to the Fund’s annualized expense ratio of 0.31% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Equity Growth Strategy Fund	73

Russell Investment Company

Equity Growth Strategy Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Alternative Funds - 20.0%
Russell Commodity Strategies Fund	6,177,259	58,931
Russell Global Infrastructure Fund	3,580,665	40,068
Russell Global Real Estate Securities Fund	1,289,993	50,000
Russell Multi-Strategy Alternative Fund	5,010,779	49,907

		198,906

Domestic Equities - 35.9%
Russell U.S. Core Equity Fund	4,780,730	144,426
Russell U.S. Defensive Equity Fund	1,670,241	54,533
Russell U.S. Dynamic Equity Fund	9,696,034	94,730
Russell U.S. Small Cap Equity Fund	2,686,723	64,401

		358,090

	Shares	Fair Value $
Fixed Income - 5.0%
Russell Global Opportunistic Credit Fund	4,766,122	50,044

International Equities - 39.1%
Russell Emerging Markets Fund	3,614,954	64,925
Russell Global Equity Fund	14,731,122	129,781
Russell International Developed Markets Fund	6,547,291	194,913

		389,619

Total Investments - 100.0% (identified cost $975,431)		996,659

Other Assets and Liabilities, Net - (0.0%)		(111)

Net Assets - 100.0%		996,548

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

Categories	% of Net Assets

Alternative Funds	20.0
Domestic Equities	35.9
Fixed Income	5.0
International Equities	39.1

Total Investments	100.0
Other Assets and Liabilities, Net	(—	*)

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

74	Equity Growth Strategy Fund

Russell Investment Company

Equity Growth Strategy Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$975,431
Investments, at fair value	996,659
Receivables:
Investments sold	2,361
Fund shares sold	765
From affiliates	153
Prepaid expenses	4

Total assets	999,942

Liabilities
Payables:
Fund shares redeemed	2,263
Accrued fees to affiliates	737
Other accrued expenses	394

Total liabilities	3,394

Net Assets	$996,548

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,579
Accumulated net realized gain (loss)	(289,141)
Unrealized appreciation (depreciation) on investments	21,228
Shares of beneficial interest	1,084
Additional paid-in capital	1,261,798

Net Assets	$996,548

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$9.50
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$10.08
Class A — Net assets	$218,585,388
Class A — Shares outstanding ($.01 par value)	23,013,848
Net asset value per share: Class C(#)	$8.69
Class C — Net assets	$311,909,886
Class C — Shares outstanding ($.01 par value)	35,909,513
Net asset value per share: Class E(#)	$9.30
Class E — Net assets	$42,547,900
Class E — Shares outstanding ($.01 par value)	4,577,216
Net asset value per share: Class R1(#)	$9.53
Class R1 — Net assets	$64,613,589
Class R1 — Shares outstanding ($.01 par value)	6,776,598
Net asset value per share: Class R2(#)	$9.32
Class R2 — Net assets	$88,307,060
Class R2 — Shares outstanding ($.01 par value)	9,471,800
Net asset value per share: Class R3(#)	$9.23
Class R3 — Net assets	$78,383,684
Class R3 — Shares outstanding ($.01 par value)	8,492,317
Net asset value per share: Class S(#)	$9.52
Class S — Net assets	$192,200,510
Class S — Shares outstanding ($.01 par value)	20,185,444

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund	75

Russell Investment Company

Equity Growth Strategy Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$24,452

Expenses
Advisory fees	2,224
Administrative fees	551
Custodian fees	30
Distribution fees - Class A	564
Distribution fees - Class C	2,467
Distribution fees - Class R3	425
Transfer agent fees - Class A	420
Transfer agent fees - Class C	612
Transfer agent fees - Class E	98
Transfer agent fees - Class R1	114
Transfer agent fees - Class R2	172
Transfer agent fees - Class R3	311
Transfer agent fees - Class S	337
Professional fees	51
Registration fees	165
Shareholder servicing fees - Class C	823
Shareholder servicing fees - Class E	132
Shareholder servicing fees - Class R2	231
Shareholder servicing fees - Class R3	425
Trustees’ fees	23
Printing fees	16
Miscellaneous	34

Expenses before reductions	10,225
Expense reductions	(2,291)

Net expenses	7,934

Net investment income (loss)	16,518

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	50,829
Capital gain distributions from Underlying Funds	3,217

Net realized gain (loss)	54,046
Net change in unrealized appreciation (depreciation) on investments	6,475

Net realized and unrealized gain (loss)	60,521

Net Increase (Decrease) in Net Assets from Operations	$77,039

See accompanying notes which are an integral part of the financial statements.

76	Equity Growth Strategy Fund

Russell Investment Company

Equity Growth Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$16,518	$18,400
Net realized gain (loss)	54,046	(12,531)
Net change in unrealized appreciation (depreciation)	6,475	8,586

Net increase (decrease) in net assets from operations	77,039	14,455

Distributions
From net investment income
Class A	(3,094)	(3,301)
Class C	(3,883)	(4,880)
Class E	(761)	(2,141)
Class R1	(970)	(544)
Class R2	(1,434)	(399)
Class R3	(2,602)	(3,796)
Class S	(2,750)	(2,784)

Net decrease in net assets from distributions	(15,494)	(17,845)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(259,124)	(169,546)

Total Net Increase (Decrease) in Net Assets	(197,579)	(172,936)

Net Assets
Beginning of period	1,194,127	1,367,063

End of period	$996,548	$1,194,127

Undistributed (overdistributed) net investment income included in net assets	$1,579	$555

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund	77

Russell Investment Company

Equity Growth Strategy Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	2,368	$21,624	3,141	$29,448
Proceeds from reinvestment of distributions	346	3,018	333	3,086
Payments for shares redeemed	(5,708)	(52,295)	(6,684)	(62,622)

Net increase (decrease)	(2,994)	(27,653)	(3,210)	(30,088)

Class C
Proceeds from shares sold	4,034	33,753	6,086	52,178
Proceeds from reinvestment of distributions	481	3,791	541	4,639
Payments for shares redeemed	(10,958)	(91,961)	(11,248)	(96,983)

Net increase (decrease)	(6,443)	(54,417)	(4,621)	(40,166)

Class E
Proceeds from shares sold	1,534	13,369	2,117	19,341
Proceeds from reinvestment of distributions	89	756	235	2,135
Payments for shares redeemed	(3,481)	(30,610)	(15,320)	(144,404)

Net increase (decrease)	(1,858)	(16,485)	(12,968)	(122,928)

Class R1
Proceeds from shares sold	2,890	26,309	2,795	26,161
Proceeds from reinvestment of distributions	110	970	59	544
Payments for shares redeemed	(2,196)	(20,283)	(1,246)	(11,464)

Net increase (decrease)	804	6,996	1,608	15,241

Class R2
Proceeds from shares sold	3,752	32,382	8,564	81,015
Proceeds from reinvestment of distributions	167	1,434	44	398
Payments for shares redeemed	(4,147)	(37,110)	(1,517)	(13,783)

Net increase (decrease)	(228)	(3,294)	7,091	67,630

Class R3
Proceeds from shares sold	2,264	19,981	2,861	26,111
Proceeds from reinvestment of distributions	311	2,603	421	3,796
Payments for shares redeemed	(21,683)	(188,777)	(8,815)	(80,248)

Net increase (decrease)	(19,108)	(166,193)	(5,533)	(50,341)

Class S
Proceeds from shares sold	5,704	52,951	8,731	81,515
Proceeds from reinvestment of distributions	300	2,642	287	2,662
Payments for shares redeemed	(5,886)	(53,671)	(9,967)	(93,071)

Net increase (decrease)	118	1,922	(949)	(8,894)

Total increase (decrease)	(29,709)	$(259,124)	(18,582)	$(169,546)

See accompanying notes which are an integral part of the financial statements.

78	Equity Growth Strategy Fund

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Russell Investment Company

Equity Growth Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Class A
October 31, 2012	8.93	.15	.54	.69	(.12)	—	—
October 31, 2011	9.00	.14	(.09)	.05	(.12)	—	—
October 31, 2010	7.80	.10	1.19	1.29	(.09)	—	—
October 31, 2009	7.46	.04	.93	.97	(.03)	(.59)	(.01)
October 31, 2008	14.27	.53	(6.27)	(5.74)	(.54)	(.53)	—
Class C
October 31, 2012	8.21	.07	.51	.58	(.10)	—	—
October 31, 2011	8.34	.07	(.09)	(.02)	(.11)	—	—
October 31, 2010	7.27	.04	1.11	1.15	(.08)	—	—
October 31, 2009	7.03	(.01)	.87	.86	(.02)	(.59)	(.01)
October 31, 2008	13.54	.38	(5.88)	(5.50)	(.48)	(.53)	—
Class E
October 31, 2012	8.75	.14	.53	.67	(.12)	—	—
October 31, 2011	8.81	.20	(.14)	.06	(.12)	—	—
October 31, 2010	7.64	.10	1.17	1.27	(.10)	—	—
October 31, 2009	7.32	.04	.91	.95	(.03)	(.59)	(.01)
October 31, 2008	14.02	.51	(6.14)	(5.63)	(.54)	(.53)	—
Class R1
October 31, 2012	8.95	.18	.55	.73	(.15)	—	—
October 31, 2011	8.99	.16	(.08)	.08	(.12)	—	—
October 31, 2010	7.78	.12	1.19	1.31	(.10)	—	—
October 31, 2009	7.43	.05	.94	.99	(.04)	(.59)	(.01)
October 31, 2008	14.23	.54	(6.24)	(5.70)	(.57)	(.53)	—
Class R2
October 31, 2012	8.77	.16	.52	.68	(.13)	—	—
October 31, 2011	8.82	.09	(.02)	.07	(.12)	—	—
October 31, 2010	7.64	.10	1.18	1.28	(.10)	—	—
October 31, 2009	7.32	.04	.91	.95	(.03)	(.59)	(.01)
October 31, 2008	14.03	.39	(6.03)	(5.64)	(.54)	(.53)	—
Class R3
October 31, 2012	8.68	.16	.51	.67	(.12)	—	—
October 31, 2011	8.76	.13	(.09)	.04	(.12)	—	—
October 31, 2010	7.60	.08	1.17	1.25	(.09)	—	—
October 31, 2009	7.30	.03	.90	.93	(.03)	(.59)	(.01)
October 31, 2008	13.98	.49	(6.12)	(5.63)	(.52)	(.53)	—
Class S
October 31, 2012	8.95	.17	.54	.71	(.14)	—	—
October 31, 2011	9.00	.17	(.10)	.07	(.12)	—	—
October 31, 2010	7.78	.12	1.20	1.32	(.10)	—	—
October 31, 2009	7.43	.06	.93	.99	(.04)	(.59)	(.01)
October 31, 2008	14.23	.52	(6.22)	(5.70)	(.57)	(.53)	—

See accompanying notes which are an integral part of the financial statements.

80	Equity Growth Strategy Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(g)	% Ratio of Expenses to Average Net Assets, Net(e)(g)	% Ratio of Net Investment Income to Average Net Assets(b)(e)	% Portfolio Turnover Rate

(.12)	9.50	7.90	218,585	.71	.56	1.61	24
(.12)	8.93	.46	232,317	.74	.55	1.52	7
(.09)	9.00	16.70	262,968	.72	.54	1.23	28
(.63)	7.80	15.35	252,855	.71	.52	.64	5
(1.07)	7.46	(42.93)	238,694	.70	.27	4.71	9

(.10)	8.69	7.12	311,910	1.46	1.31	.86	24
(.11)	8.21	(.34)	347,822	1.49	1.30	.76	7
(.08)	8.34	15.95	391,560	1.47	1.29	.51	28
(.62)	7.27	14.58	386,145	1.46	1.27	(.12)	5
(1.01)	7.03	(43.44)	372,623	1.45	1.02	3.55	9

(.12)	9.30	7.84	42,548	.71	.56	1.60	24
(.12)	8.75	.59	56,276	.73	.55	2.12	7
(.10)	8.81	16.66	171,027	.72	.54	1.23	28
(.63)	7.64	15.38	178,858	.71	.52	.64	5
(1.07)	7.32	(42.95)	172,463	.70	.27	4.63	9

(.15)	9.53	8.29	64,614	.46	.14	1.95	24
(.12)	8.95	.87	53,489	.49	.12	1.76	7
(.10)	8.99	17.00	39,248	.47	.27	1.39	28
(.64)	7.78	15.71	15,197	.46	.27	.79	5
(1.10)	7.43	(42.83)	6,152	.45	.02	5.00	9

(.13)	9.32	7.94	88,307	.71	.39	1.83	24
(.12)	8.77	.75	85,039	.75	.37	.96	7
(.10)	8.82	16.79	23,017	.72	.52	1.20	28
(.63)	7.64	15.37	23,023	.71	.52	.65	5
(1.07)	7.32	(42.99)	23,180	.71	.27	3.56	9

(.12)	9.23	7.81	78,384	.96	.64	1.78	24
(.12)	8.68	.37	239,637	.99	.62	1.47	7
(.09)	8.76	16.54	290,176	.97	.78	1.03	28
(.63)	7.60	15.02	296,569	.96	.77	.39	5
(1.05)	7.30	(43.12)	287,938	.95	.52	4.46	9

(.14)	9.52	8.06	192,200	.47	.31	1.82	24
(.12)	8.95	.74	179,547	.49	.30	1.81	7
(.10)	9.00	17.13	189,067	.47	.29	1.48	28
(.64)	7.78	15.69	193,608	.46	.27	.93	5
(1.10)	7.43	(42.87)	221,509	.45	.02	4.65	9

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund	81

Russell Investment Company

2015 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

2015 Strategy Fund - Class R1
	Total Return
1 Year	8.45%
Inception*	4.41	%§

2015 Strategy Fund - Class R2
	Total Return
1 Year	8.13%
Inception*	4.14	%§

2015 Strategy Fund - Class R3
	Total Return
1 Year	7.90%
Inception*	3.91	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	5.25%
Inception*	6.00	%§

82	2015 Strategy Fund

Russell Investment Company

2015 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The 2015 Strategy Fund (the “Fund”) is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 31, 2012, consisted of approximately 32.00% equity funds, 62.00% fixed income funds and 6.00% alternative funds. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2015.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the 2015 Strategy Fund’s Class R1, Class R2 and Class R3 Shares gained 8.45%, 8.13% and 7.90%, respectively. This is compared to the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index, which gained 5.25% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Mixed Asset Target 2015 Funds Average gained 7.47%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s outperformance relative to the Barclays U.S. Aggregate Bond Index was due to the Fund’s out-of-benchmark allocation to equities and global real estate securities, which outperformed fixed income securities over the period.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The overall positive market environment for U.S. equities through the fiscal year ended October 31, 2012 provided a tailwind for the Fund’s out of benchmark allocation to U.S. large cap equities, which contributed to positive returns over the fiscal year.

In the U.S., the equity market was dominated by macroeconomic drivers. The U.S. equity market started the fiscal year volatile, in response to growing concerns over the European Debt Crisis signaled by rising Italian bond yields in November. However, U.S. equity markets moved marginally up in December, supported by improving U.S. unemployment and declining year-over-year inflation. In the first quarter of 2012, the Russell 1000® Index returned 12.90% primarily driven by positive U.S. gross domestic product growth and an encouraging drop in the headline unemployment rate. Following a strong first quarter, U.S. equities pulled back on gains, again driven by the macro environment in the second quarter. Heightened concerns over Greece’s potential exit from the Eurozone and growing concerns over the Spanish banking system spilled into U.S. market sentiment, pushing the Russell 1000® Index down 6.15%. Continuing the macro driven themes, U.S. markets rallied in the third quarter off the European Central Bank’s (“ECB”) commitment to purchasing sovereign debt followed by the Federal Reserve’s (the “Fed”) announcement of unlimited purchases of mortgage-backed securities (often described as the third round of “quantitative easing”). These moves alleviated stresses from financial marks and reduced the likelihood of highly negative returns or “tail risk” in global equity markets. U.S equities (represented by the Russell 1000® Index) went on to finish the fiscal year returning 14.97%, positively impacting the Fund’s allocation to dedicated U.S. large cap equity funds.

Policy moves in the both the U.S. and in Europe were also positive for global equities. However, outside the U.S. and Europe, broad non-U.S. developed equities posted lower but positive returns for the year, as the Russell Developed ex-U.S. Large Cap® Index ended the fiscal year up only 4.50%. Japan ended the year down 1.21% as represented by the Russell Developed ex-U.S. Large Cap® Index, partly driven by the Yen’s continued strength, while emerging markets also failed to keep up with the developed markets. Thus, the Fund’s exposure to non-U.S. equity markets through its allocation to dedicated non-U.S. equity funds negatively impacted performance against its pure fixed income benchmark, the Barclays U.S. Aggregate Bond Index.

Macro driven sentiment was also evident in the real estate space. Global REITs (represented by the FTSE/EPRA NAREIT Developed Index) finished the fiscal year up a strong 16.07% and outperformed fixed income markets, which benefited the Fund’s allocation to the Russell Global Real Estate Securities Fund.

In contrast, an allocation to the Russell Commodity Strategies Fund negatively impacted Fund performance. A volatile environment for commodities created a tough year for this Underlying Fund, as commodities returned -4.44% for the fiscal year (as represented by the Dow Jones UBS Commodity Index Total Return) and largely underperformed broader equity and fixed income markets.

In fixed income, a risk on theme drove performance in the market, as investors holding corporate bonds and non-agency mortgage backed securities generally fared well through the year relative to U.S. Treasuries. Overall, the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index, gained 5.25% for the year but lagged riskier assets such as U.S. equities.

2015 Strategy Fund	83

Russell Investment Company

2015 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

The Fund’s strategic allocation to fixed income Underlying Funds was beneficial, as the fixed income Underlying Funds outperformed the Fund’s benchmark primarily due to their out of benchmark fixed income exposures. In particular, the Russell Strategic Bond Fund’s outperformance was driven by exposures to non-agency mortgage-backed securities and emerging market debt.

The Fund’s strategic allocation to the Russell International Developed Markets and Russell Global Equity Funds benefited the Fund’s benchmark relative performance, as each outperformed the Fund’s benchmark. From an active management standpoint, performance of these Underlying Funds was mixed. The Russell International Developed Markets Fund outperformed the broad non-U.S. equity market as represented by the Russell Developed ex-U.S. Large Cap™ Index Net, while the Russell Global Equity Fund underperformed the broad global equity market as represented by the Russell Developed Large Cap Net Index. An overweight to emerging markets and an underweight to the U.S. detracted from the Russell Global Equity Fund’s relative performance.

The Fund’s strategic allocation to U.S. equity Underlying Funds benefited the Fund’s benchmark relative performance, as U.S. equities performed particularly well against core fixed income for the period. However, each of the U.S. equity Underlying Funds underperformed its respective U.S. equity market segment as represented by its primary benchmark. In particular, the Russell U.S. Dynamic Equity, Russell U.S. Defensive Equity and Russell U.S. Core Equity Funds underperformed the Russell 1000® Dynamic IndexTM, Russell 1000® Defensive IndexTM and Russell 1000® Index, respectively, as their consistent underweight to the largest market capitalization stocks versus their benchmarks throughout the year detracted from relative performance in an environment that benefited the largest cap stocks. The Russell U.S. Small Cap Equity Fund’s underperformance was driven by its positioning for a slow U.S. economic recovery in a period where investors reverted between risk aversion and risk attraction, making it a difficult environment for stock selection.

The Fund’s strategic allocation to alternative Underlying Funds had mixed effects on performance. The Fund’s allocation to the Russell Global Real Estate Securities Fund was positive, as this Underlying Fund strongly outperformed the Barclays U.S. Aggregate Bond Index. The Fund’s strategic allocation to the Russell Commodity Strategies Fund detracted, as the commodities asset class underperformed the Barclays U.S. Aggregate Bond Index.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the Russell U.S. Dynamic Equity Fund as an Underlying Fund. The Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the Russell U.S Defensive Equity Fund.

Effective August 15, 2012, RIMCo changed the Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the Fund changed its name to the Russell U.S. Defensive Equity Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

84	2015 Strategy Fund

Russell Investment Company

2015 Strategy Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (‘Example”).

Example

As a shareholder of the Fund, you incur ongoing costs, including distribution (12b-1) and/or service fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,028.47	$1,025.14
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,027.50	$1,023.88
Expenses Paid During Period*	$1.27	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,026.80	$1,022.62
Expenses Paid During Period*	$2.55	$2.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2015 Strategy Fund	85

Russell Investment Company

2015 Strategy Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Alternative Funds - 5.8%
Russell Commodity Strategies Fund	171,039	1,632
Russell Global Real Estate Securities Fund	42,179	1,635

		3,267

Domestic Equities - 16.0%
Russell U.S. Core Equity Fund	87,544	2,645
Russell U.S. Defensive Equity Fund	99,961	3,264
Russell U.S. Dynamic Equity Fund	161,312	1,576
Russell U.S. Small Cap Equity Fund	63,426	1,520

		9,005

Fixed Income - 62.0%
Russell Investment Grade Bond Fund	487,429	11,289
Russell Short Duration Bond Fund	57,205	1,127
Russell Strategic Bond Fund	1,980,283	22,575

		34,991

	Shares	Fair Value $
International Equities - 16.2%
Russell Emerging Markets Fund	56,472	1,014
Russell Global Equity Fund	377,057	3,322
Russell International Developed Markets Fund	160,936	4,791

		9,127

Total Investments - 100.0% (identified cost $49,617)		56,390

Other Assets and Liabilities, Net - (0.0%)		(6)

Net Assets - 100.0%		56,384

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

Categories	% of Net Assets

Alternative Funds	5.8
Domestic Equities	16.0
Fixed Income	62.0
International Equities	16.2

Total Investments	100.0
Other Assets and Liabilities, Net	(—	*)

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

86	2015 Strategy Fund

Russell Investment Company

2015 Strategy Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$49,617
Investments, at fair value	56,390
Receivables:
Fund shares sold	206

Total assets	56,596

Liabilities
Payables:
Investments purchased	188
Fund shares redeemed	18
Accrued fees to affiliates	6

Total liabilities	212

Net Assets	$56,384

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1
Accumulated net realized gain (loss)	252
Unrealized appreciation (depreciation) on investments	6,773
Shares of beneficial interest	54
Additional paid-in capital	49,304

Net Assets	$56,384

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$10.44
Class R1 — Net assets	$40,003,897
Class R1 — Shares outstanding ($.01 par value)	3,831,111
Net asset value per share: Class R2(#)	$10.43
Class R2 — Net assets	$5,473,331
Class R2 — Shares outstanding ($.01 par value)	524,546
Net asset value per share: Class R3(#)	$10.44
Class R3 — Net assets	$10,907,185
Class R3 — Shares outstanding ($.01 par value)	1,045,124

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2015 Strategy Fund	87

Russell Investment Company

2015 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$1,552

Expenses
Distribution fees - Class R3	32
Shareholder servicing fees - Class R2	15
Shareholder servicing fees - Class R3	33

Total expenses	80

Net investment income (loss)	1,472

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	500
Capital gain distributions from Underlying Funds	91

Net realized gain (loss)	591
Net change in unrealized appreciation (depreciation) on investments	2,475

Net realized and unrealized gain (loss)	3,066

Net Increase (Decrease) in Net Assets from Operations	$4,538

See accompanying notes which are an integral part of the financial statements.

88	2015 Strategy Fund

Russell Investment Company

2015 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,472	$1,883
Net realized gain (loss)	591	12
Net change in unrealized appreciation (depreciation)	2,475	(425)

Net increase (decrease) in net assets from operations	4,538	1,470

Distributions
From net investment income
Class R1	(1,019)	(1,149)
Class R2	(160)	(284)
Class R3	(293)	(451)
From net realized gain
Class R1	(88)	(79)
Class R2	(17)	(23)
Class R3	(38)	(35)

Net decrease in net assets from distributions	(1,615)	(2,021)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(3,993)	16,643

Total Net Increase (Decrease) in Net Assets	(1,070)	16,092

Net Assets
Beginning of period	57,454	41,362

End of period	$56,384	$57,454

Undistributed (overdistributed) net investment income included in net assets	$1	$—

See accompanying notes which are an integral part of the financial statements.

2015 Strategy Fund	89

Russell Investment Company

2015 Strategy Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	1,071	$10,822	1,825	$18,296
Proceeds from reinvestment of distributions	112	1,107	124	1,228
Payments for shares redeemed	(883)	(8,913)	(737)	(7,391)

Net increase (decrease)	300	3,016	1,212	12,133

Class R2
Proceeds from shares sold	188	1,890	603	6,047
Proceeds from reinvestment of distributions	18	177	31	307
Payments for shares redeemed	(420)	(4,164)	(613)	(6,261)

Net increase (decrease)	(214)	(2,097)	21	93

Class R3
Proceeds from shares sold	475	4,797	858	8,585
Proceeds from reinvestment of distributions	34	330	49	486
Payments for shares redeemed	(987)	(10,039)	(463)	(4,654)

Net increase (decrease)	(478)	(4,912)	444	4,417

Total increase (decrease)	(392)	$(3,993)	1,677	$16,643

See accompanying notes which are an integral part of the financial statements.

90	2015 Strategy Fund

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Russell Investment Company

2015 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Class R1
October 31, 2012	9.92	.27	.54	.81	(.27)	(.02)	—
October 31, 2011	10.05	.38	(.06)	.32	(.42)	(.03)	—
October 31, 2010	8.96	.24	1.13	1.37	(.28)	—	—
October 31, 2009	7.80	.24	1.16	1.40	(.24)	—	—
October 31, 2008(1)	10.00	.18	(2.20)	(2.02)	(.16)	—	(.02)
Class R2
October 31, 2012	9.91	.27	.51	.78	(.24)	(.02)	—
October 31, 2011	10.04	.38	(.08)	.30	(.40)	(.03)	—
October 31, 2010	8.96	.25	1.09	1.34	(.26)	—	—
October 31, 2009	7.80	.24	1.14	1.38	(.22)	—	—
October 31, 2008(1)	10.00	.16	(2.19)	(2.03)	(.15)	—	(.02)
Class R3
October 31, 2012	9.91	.24	.52	.76	(.21)	(.02)	—
October 31, 2011	10.04	.33	(.06)	.27	(.37)	(.03)	—
October 31, 2010	8.95	.23	1.10	1.33	(.24)	—	—
October 31, 2009	7.80	.22	1.14	1.36	(.21)	—	—
October 31, 2008(1)	10.00	.14	(2.19)	(2.05)	(.13)	—	(.02)

See accompanying notes which are an integral part of the financial statements.

92	2015 Strategy Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(b)(c)(e)	% Portfolio Turnover Rate(c)

(.29)	10.44	8.45	40,004	—	—	2.63	28
(.45)	9.92	3.29	35,040	—	—	3.83	26
(.28)	10.05	15.60	23,319	.70	—	2.56	44
(.24)	8.96	18.57	4,382	1.86	—	2.80	14
(.18)	7.80	(20.60)	153	13.08	—	1.85	13

(.26)	10.43	8.13	5,473	.25	.25	2.63	28
(.43)	9.91	3.02	7,321	.25	.25	3.81	26
(.26)	10.04	15.23	7,207	1.00	.25	2.63	44
(.22)	8.96	18.31	2,003	2.52	.25	2.92	14
(.17)	7.80	(20.68)	274	10.64	.25	1.75	13

(.23)	10.44	7.90	10,907	.50	.50	2.38	28
(.40)	9.91	2.78	15,093	.50	.50	3.26	26
(.24)	10.04	15.08	10,836	1.26	.50	2.40	44
(.21)	8.95	17.97	6,460	2.56	.50	2.72	14
(.15)	7.80	(20.81)	300	10.45	.50	1.56	13

See accompanying notes which are an integral part of the financial statements.

2015 Strategy Fund	93

Russell Investment Company

2020 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

2020 Strategy Fund - Class A ‡
	Total Return
1 Year	2.13%
5 Years	0.14	%§
Inception*	3.73	%§

2020 Strategy Fund - Class E
	Total Return
1 Year	8.39%
5 Years	1.38	%§
Inception*	4.55	%§

2020 Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	8.68%
5 Years	1.62	%§
Inception*	4.80	%§

2020 Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	8.46%
5 Years	1.36	%§
Inception*	4.53	%§

2020 Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	8.19%
5 Years	1.11	%§
Inception*	4.27	%§

2020 Strategy Fund - Class S
	Total Return
1 Year	8.68%
5 Years	1.62	%§
Inception*	4.80	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	5.25%
5 Years	6.38	%§
Inception*	5.54	%§

94	2020 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The 2020 Strategy Fund (the “Fund”) is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 31, 2012, consisted of approximately 42.00% equity funds, 52.00% fixed income funds and 6.00% alternative funds. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2020.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the 2020 Strategy Fund’s Class A, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 8.33%, 8.39%, 8.68%, 8.46%, 8.19% and 8.68%, respectively. This is compared to the Funds primary benchmark, the Barclays U.S. Aggregate Bond Index, which gained 5.25% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Mixed Asset Target 2020 Funds Average gained 8.67%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s outperformance relative to the Barclays U.S. Aggregate Bond Index was due to the Fund’s out-of-benchmark allocation to equities and global real estate securities, which outperformed fixed income securities over the period.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The overall positive market environment for U.S. equities through the fiscal year ended October 31, 2012 provided a tailwind for the Fund’s out of benchmark allocation to U.S. large cap equities, which contributed to positive returns over the fiscal year.

In the U.S., the equity market was dominated by macroeconomic drivers. The U.S. equity market started the fiscal year volatile, in response to growing concerns over the European Debt Crisis signaled by rising Italian bond yields in November. However, U.S. equity markets moved marginally up in December, supported by improving U.S. unemployment and declining year-over-year inflation. In the first quarter of 2012, the Russell 1000® Index returned 12.90% primarily driven by positive U.S. gross domestic product growth and an encouraging drop in the headline unemployment rate. Following a strong first quarter, U.S. equities pulled back on gains, again driven by the macro environment in the second quarter. Heightened concerns over Greece’s potential exit from the Eurozone and growing concerns over the Spanish banking system spilled into U.S. market sentiment, pushing the Russell 1000® Index down 6.15%. Continuing the macro driven themes, U.S. markets rallied in the third quarter off the European Central Bank’s (“ECB”) commitment to purchasing sovereign debt followed by the Federal Reserve’s (the “Fed”) announcement of unlimited purchases of mortgage-backed securities (often described as the third round of “quantitative easing”). These moves alleviated stresses from financial marks and reduced the likelihood of highly negative returns or “tail risk” in global equity markets. U.S equities (represented by the Russell 1000® Index) went on to finish the fiscal year returning 14.97%, positively impacting the Fund’s allocation to dedicated U.S. large cap equity funds.

Policy moves in the both the U.S. and in Europe were also positive for global equities. However, outside the U.S. and Europe, broad non-U.S. developed equities posted lower but positive returns for the year, as the Russell Developed ex-U.S. Large Cap® Index ended the fiscal year up only 4.50%. Japan ended the year down 1.21% as represented by the Russell Developed ex-U.S. Large Cap® Index, partly driven by the Yen’s continued strength, while emerging markets also failed to keep up with the developed markets. Thus, the Fund’s exposure to non-U.S. equity markets through its allocation to dedicated non-U.S. equity funds negatively impacted performance against its pure fixed income benchmark, the Barclays U.S. Aggregate Bond Index.

Macro driven sentiment was also evident in the real estate space. Global REITs (represented by the FTSE/EPRA NAREIT Developed Index) finished the fiscal year up a strong 16.07% and outperformed fixed income markets, which benefited the Fund’s allocation to the Russell Global Real Estate Securities Fund.

In contrast, an allocation to the Russell Commodity Strategies Fund negatively impacted Fund performance. A volatile environment for commodities created a tough year for this Underlying Fund, as commodities returned -4.44% for the fiscal year (as represented by the Dow Jones UBS Commodity Index Total Return) and largely underperformed broader equity and fixed income markets.

In fixed income, a risk on theme drove performance in the market, as investors holding corporate bonds and non-agency mortgage backed securities generally fared well through the year relative to U.S. Treasuries. Overall, the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index, gained 5.25% for the year but lagged riskier assets such as U.S. equities.

2020 Strategy Fund	95

Russell Investment Company

2020 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

The Fund’s strategic allocation to fixed income Underlying Funds was beneficial, as the fixed income Underlying Funds outperformed the Fund’s benchmark primarily due to their out of benchmark fixed income exposures. In particular, the Russell Strategic Bond Fund’s outperformance was driven by exposures to non-agency mortgage-backed securities and emerging market debt.

The Fund’s strategic allocation to U.S. equity Underlying Funds benefited the Fund’s benchmark relative performance, as U.S. equities performed particularly well against core fixed income for the period. However, each of the U.S. equity Underlying Funds underperformed its respective U.S. equity market segment as represented by its primary benchmark. In particular, the Russell U.S. Dynamic Equity, Russell U.S. Defensive Equity and Russell U.S. Core Equity Funds underperformed the Russell 1000® Dynamic IndexTM, Russell 1000® Defensive IndexTM and Russell 1000® Index, respectively, as their consistent underweight to the largest market capitalization stocks versus their benchmarks throughout the year detracted from relative performance in an environment that benefited the largest cap stocks. The Russell U.S. Small Cap Equity Fund’s underperformance was driven by its positioning for a slow U.S. economic recovery in a period where investors reverted between risk aversion and risk attraction, making it a difficult environment for stock selection.

The Fund’s strategic allocation to the Russell International Developed Markets and Russell Global Equity Funds benefited the Fund’s benchmark relative performance, as each outperformed the Fund’s benchmark. From an active management standpoint, performance of these Underlying Funds was mixed. The Russell International Developed Markets Fund outperformed the broad non-U.S. equity market as represented by the Russell Developed ex-U.S. Large Cap™ Index Net, while the Russell Global Equity Fund underperformed the broad global equity market as represented by the Russell Developed Large Cap Net Index. An overweight to emerging markets and an underweight to the U.S. detracted from the Russell Global Equity Fund’s relative performance.

The Fund’s strategic allocation to alternative Underlying Funds had mixed effects on performance. The Fund’s allocation to the Russell Global Real Estate Securities Fund was positive, as this Underlying Fund strongly outperformed the Barclays U.S. Aggregate Bond Index. The Fund’s strategic allocation to the Russell Commodity Strategies Fund detracted, as the commodities asset class underperformed the Barclays U.S. Aggregate Bond Index.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the Russell U.S. Dynamic Equity Fund as an Underlying Fund. The Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the Russell U.S Defensive Equity Fund.

Effective August 15, 2012, RIMCo changed the Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the Fund changed its name to the Russell U.S. Defensive Equity Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class D, E and S Shares on January 3, 2005.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on September 8, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

96	2020 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur ongoing costs, including distribution (12b-1) and/or service fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,024.38	$1,023.88
Expenses Paid During Period*	$1.27	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,024.88	$1,023.88
Expenses Paid During Period*	$1.27	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,026.57	$1,025.14
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,025.43	$1,023.88
Expenses Paid During Period*	$1.27	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2020 Strategy Fund	97

Russell Investment Company

2020 Strategy Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,023.95	$1,022.62
Expenses Paid During Period*	$2.54	$2.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,026.57	$1,025.14
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

98	2020 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Alternative Funds - 6.4%
Russell Commodity Strategies Fund	845,887	8,070
Russell Global Real Estate Securities Fund	184,959	7,169

		15,239

Domestic Equities - 21.3%
Russell U.S. Core Equity Fund	549,560	16,602
Russell U.S. Defensive Equity Fund	465,856	15,210
Russell U.S. Dynamic Equity Fund	1,116,951	10,913
Russell U.S. Small Cap Equity Fund	337,640	8,093

		50,818

Fixed Income - 52.1%
Russell Investment Grade Bond Fund	1,239,459	28,706
Russell Strategic Bond Fund	8,391,877	95,667

		124,373

	Shares	Fair Value $
International Equities - 20.2%
Russell Emerging Markets Fund	318,349	5,718
Russell Global Equity Fund	1,834,178	16,159
Russell International Developed Markets Fund	881,475	26,241

		48,118

Total Investments - 100.0% (identified cost $200,398)		238,548

Other Assets and Liabilities, Net - (0.0%)		(11)

Net Assets - 100.0%		238,537

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

Categories	% of Net Assets

Alternative Funds	6.4
Domestic Equities	21.3
Fixed Income	52.1
International Equities	20.2

Total Investments	100.0
Other Assets and Liabilities, Net	(—	*)

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

2020 Strategy Fund	99

Russell Investment Company

2020 Strategy Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$200,398
Investments, at fair value	238,548
Receivables:
Investments sold	364
Fund shares sold	708

Total assets	239,620

Liabilities
Payables:
Fund shares redeemed	1,048
Accrued fees to affiliates	35

Total liabilities	1,083

Net Assets	$238,537

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$5
Accumulated net realized gain (loss)	(9,010)
Unrealized appreciation (depreciation) on investments	38,150
Shares of beneficial interest	214
Additional paid-in capital	209,178

Net Assets	$238,537

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$11.17
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.85
Class A — Net assets	$902,079
Class A — Shares outstanding ($.01 par value)	80,728
Net asset value per share: Class E(#)	$11.19
Class E — Net assets	$2,380,292
Class E — Shares outstanding ($.01 par value)	212,743
Net asset value per share: Class R1(#)	$11.18
Class R1 — Net assets	$121,238,905
Class R1 — Shares outstanding ($.01 par value)	10,848,471
Net asset value per share: Class R2(#)	$11.17
Class R2 — Net assets	$24,125,677
Class R2 — Shares outstanding ($.01 par value)	2,160,394
Net asset value per share: Class R3(#)	$11.15
Class R3 — Net assets	$67,605,195
Class R3 — Shares outstanding ($.01 par value)	6,064,177
Net asset value per share: Class S(#)	$11.18
Class S — Net assets	$22,285,215
Class S — Shares outstanding ($.01 par value)	1,994,147

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

100	2020 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$6,519

Expenses
Distribution fees - Class A	3
Distribution fees - Class R3	191
Shareholder servicing fees - Class E	6
Shareholder servicing fees - Class R2	75
Shareholder servicing fees - Class R3	192

Total expenses	467

Net investment income (loss)	6,052

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	238
Capital gain distributions from Underlying Funds	355

Net realized gain (loss)	593
Net change in unrealized appreciation (depreciation) on investments	13,608

Net realized and unrealized gain (loss)	14,201

Net Increase (Decrease) in Net Assets from Operations	$20,253

See accompanying notes which are an integral part of the financial statements.

2020 Strategy Fund	101

Russell Investment Company

2020 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$6,052	$9,723
Net realized gain (loss)	593	(500)
Net change in unrealized appreciation (depreciation)	13,608	(1,246)

Net increase (decrease) in net assets from operations	20,253	7,977

Distributions
From net investment income
Class A	(34)	(84)
Class E	(54)	(444)
Class R1	(3,018)	(3,770)
Class R2	(748)	(1,756)
Class R3	(1,613)	(3,035)
Class S	(580)	(635)

Net decrease in net assets from distributions	(6,047)	(9,724)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(46,475)	19,865

Total Net Increase (Decrease) in Net Assets	(32,269)	18,118

Net Assets
Beginning of period	270,806	252,688

End of period	$238,537	$270,806

Undistributed (overdistributed) net investment income included in net assets	$5	$—

See accompanying notes which are an integral part of the financial statements.

102	2020 Strategy Fund

Russell Investment Company

2020 Strategy Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	1	$16	23	$249
Proceeds from reinvestment of distributions	3	31	7	76
Payments for shares redeemed	(105)	(1,115)	(88)	(958)

Net increase (decrease)	(101)	(1,068)	(58)	(633)

Class E
Proceeds from shares sold	41	458	130	1,397
Proceeds from reinvestment of distributions	5	54	42	444
Payments for shares redeemed	(66)	(714)	(1,423)	(15,164)

Net increase (decrease)	(20)	(202)	(1,251)	(13,323)

Class R1
Proceeds from shares sold	2,958	32,063	4,377	47,212
Proceeds from reinvestment of distributions	286	3,016	356	3,768
Payments for shares redeemed	(2,961)	(32,062)	(2,076)	(22,327)

Net increase (decrease)	283	3,017	2,657	28,653

Class R2
Proceeds from shares sold	638	6,887	3,761	40,255
Proceeds from reinvestment of distributions	71	748	166	1,756
Payments for shares redeemed	(2,743)	(29,313)	(3,879)	(42,537)

Net increase (decrease)	(2,034)	(21,678)	48	(526)

Class R3
Proceeds from shares sold	1,948	20,964	3,327	35,849
Proceeds from reinvestment of distributions	154	1,613	288	3,035
Payments for shares redeemed	(4,754)	(51,100)	(3,438)	(36,756)

Net increase (decrease)	(2,652)	(28,523)	177	2,128

Class S
Proceeds from shares sold	897	9,655	706	7,553
Proceeds from reinvestment of distributions	55	580	60	635
Payments for shares redeemed	(754)	(8,256)	(436)	(4,622)

Net increase (decrease)	198	1,979	330	3,566

Total increase (decrease)	(4,326)	$(46,475)	1,903	$19,865

See accompanying notes which are an integral part of the financial statements.

2020 Strategy Fund	103

Russell Investment Company

2020 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Class A
October 31, 2012	10.55	.32	.54	.86	(.24)	—	—
October 31, 2011	10.63	.42	(.11)	.31	(.39)	—	—
October 31, 2010	9.42	.25	1.23	1.48	(.27)	—	—
October 31, 2009	8.20	.24	1.21	1.45	(.23)	—	—
October 31, 2008	12.42	.50	(4.07)	(3.57)	(.48)	(.14)	(.03)
Class E
October 31, 2012	10.57	.25	.62	.87	(.25)	—	—
October 31, 2011	10.63	.88	(.56)	.32	(.38)	—	—
October 31, 2010	9.42	.26	1.22	1.48	(.27)	—	—
October 31, 2009	8.19	.24	1.22	1.46	(.23)	—	—
October 31, 2008	12.42	.48	(4.06)	(3.58)	(.48)	(.14)	(.03)
Class R1
October 31, 2012	10.56	.27	.63	.90	(.28)	—	—
October 31, 2011	10.64	.40	(.07)	.33	(.41)	—	—
October 31, 2010	9.43	.28	1.22	1.50	(.29)	—	—
October 31, 2009	8.20	.25	1.23	1.48	(.25)	—	—
October 31, 2008	12.42	.49	(4.03)	(3.54)	(.51)	(.14)	(.03)
Class R2
October 31, 2012	10.54	.27	.60	.87	(.24)	—	—
October 31, 2011	10.62	.36	(.06)	.30	(.38)	—	—
October 31, 2010	9.41	.26	1.22	1.48	(.27)	—	—
October 31, 2009	8.18	.24	1.22	1.46	(.23)	—	—
October 31, 2008	12.41	.27	(3.84)	(3.57)	(.49)	(.14)	(.03)
Class R3
October 31, 2012	10.52	.23	.62	.85	(.22)	—	—
October 31, 2011	10.61	.35	(.08)	.27	(.36)	—	—
October 31, 2010	9.40	.24	1.21	1.45	(.24)	—	—
October 31, 2009	8.17	.21	1.23	1.44	(.21)	—	—
October 31, 2008	12.39	.51	(4.10)	(3.59)	(.47)	(.14)	(.02)
Class S
October 31, 2012	10.56	.27	.63	.90	(.28)	—	—
October 31, 2011	10.64	.39	(.06)	.33	(.41)	—	—
October 31, 2010	9.42	.30	1.21	1.51	(.29)	—	—
October 31, 2009	8.19	.25	1.23	1.48	(.25)	—	—
October 31, 2008	12.42	.45	(4.00)	(3.55)	(.51)	(.14)	(.03)

See accompanying notes which are an integral part of the financial statements.

104	2020 Strategy Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(g)	% Ratio of Expenses to Average Net Assets, Net(e)(g)	% Ratio of Net Investment Income to Average Net Assets(b)(e)	% Portfolio Turnover Rate

(.24)	11.17	8.33	902	.25	.25	3.02	21
(.39)	10.55	2.89	1,913	.25	.25	3.85	24
(.27)	10.63	15.93	2,542	.70	.25	2.46	32
(.23)	9.42	18.10	1,484	.82	.25	2.91	15
(.65)	8.20	(29.99)	1,391	.74	.25	4.63	103

(.25)	11.19	8.39	2,380	.25	.25	2.30	21
(.38)	10.57	3.07	2,455	.25	.25	8.23	24
(.27)	10.63	15.91	15,771	.71	.25	2.62	32
(.23)	9.42	18.26	11,769	.82	.25	2.83	15
(.65)	8.19	(30.07)	7,207	.74	.25	4.46	103

(.28)	11.18	8.68	121,239	—	—	2.51	21
(.41)	10.56	3.17	111,545	—	—	3.63	24
(.29)	10.64	16.31	84,152	.45	—	2.84	32
(.25)	9.43	18.38	44,337	.56	—	3.00	15
(.68)	8.20	(29.80)	17,283	.49	—	4.53	103

(.24)	11.17	8.46	24,126	.25	.25	2.55	21
(.38)	10.54	2.88	44,217	.25	.25	3.25	24
(.27)	10.62	15.94	44,060	.71	.25	2.59	32
(.23)	9.41	18.26	26,236	.82	.25	2.94	15
(.66)	8.18	(30.07)	18,247	.74	.25	2.58	103

(.22)	11.15	8.19	67,605	.50	.50	2.17	21
(.36)	10.52	2.56	91,714	.50	.50	3.20	24
(.24)	10.61	15.66	90,563	.96	.50	2.41	32
(.21)	9.40	18.05	74,142	1.06	.50	2.52	15
(.63)	8.17	(30.24)	35,919	.99	.50	4.80	103

(.28)	11.18	8.68	22,285	—	—	2.53	21
(.41)	10.56	3.17	18,962	—	—	3.60	24
(.29)	10.64	16.30	15,600	.47	—	2.96	32
(.25)	9.42	18.53	19,494	.57	—	3.06	15
(.68)	8.19	(29.88)	12,960	.49	—	4.26	103

See accompanying notes which are an integral part of the financial statements.

2020 Strategy Fund	105

Russell Investment Company

2025 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

2025 Strategy Fund - Class R1
	Total Return
1 Year	9.00%
Inception*	2.67	%§

2025 Strategy Fund - Class R2
	Total Return
1 Year	8.67%
Inception*	2.41	%§

2025 Strategy Fund - Class R3
	Total Return
1 Year	8.40%
Inception*	2.12	%§

Russell 1000® Index **
	Total Return
1 Year	14.97%
Inception*	3.92	%§

106	2025 Strategy Fund

Russell Investment Company

2025 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The 2025 Strategy Fund (the “Fund”) is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 31, 2012, consisted of approximately 54.00% equity funds, 39.00% fixed income funds and 7.00% alternative funds. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2025.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the 2025 Strategy Fund’s Class R1, Class R2 and Class R3 Shares gained 9.00%, 8.67% and 8.40%, respectively. This is compared to the Fund’s primary benchmark, the Russell 1000® Index, which gained 14.97% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Mixed Asset Target 2025 Funds Average gained 9.70%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s underperformance relative to the Russell 1000® Index was due to the Fund’s out-of-benchmark allocations to U.S. small cap equities, non-U.S. equities, fixed income securities and commodity-linked securities, which generally underperformed the U.S. large cap equity market as represented by the Russell 1000® Index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The underperformance of U.S. small cap equities, non-U.S. equities, commodity-linked securities and fixed income securities relative to U.S. large cap equities, as represented by the Fund’s Russell 1000® Index benchmark, was a headwind for the Fund’s benchmark relative performance.

In the U.S., the equity market was dominated by macroeconomic drivers. The U.S. equity market started the fiscal year volatile, in response to growing concerns over the European Debt Crisis signaled by rising Italian bond yields in

November. However, U.S. equity markets moved marginally up in December, supported by improving U.S. unemployment and declining year-over-year inflation. In the first quarter of 2012, the Russell 1000® Index returned 12.90% primarily driven by positive U.S. gross domestic product growth and an encouraging drop in the headline unemployment rate. Following a strong first quarter, U.S. equities pulled back on gains, again driven by the macro environment in the second quarter. Heightened concerns over Greece’s potential exit from the Eurozone and growing concerns over the Spanish banking system spilled into U.S. market sentiment, pushing the Russell 1000® Index down 6.15%. Continuing the macro driven themes, U.S. markets rallied in the third quarter off the European Central Bank’s (“ECB”) commitment to purchasing sovereign debt followed by the Federal Reserve’s (the “Fed”) announcement of unlimited purchases of mortgage-backed securities (often described as the third round of “quantitative easing”). These moves alleviated stresses from financial marks and reduced the likelihood of highly negative returns or “tail risk” in global equity markets. U.S equities (represented by the Russell 1000® Index) went on to finish the fiscal year returning 14.97%, positively impacting the Fund’s allocation to dedicated U.S. large cap equity funds.

Policy moves in the both the U.S. and in Europe were also positive for global equities. However, outside the U.S. and Europe, broad non-U.S. developed equities posted lower but positive returns for the year, as the Russell Developed ex-U.S. Large Cap® Index ended the fiscal year up only 4.50%. Japan ended the year down 1.21% as represented by the Russell Developed ex-U.S. Large Cap® Index, partly driven by the Yen’s continued strength, while emerging markets also failed to keep up with the developed markets. Thus, the Fund’s exposure to non-U.S. equity markets through its allocation to dedicated non-U.S. equity funds negatively impacted performance against the Russell 1000® Index.

Macro driven sentiment was also evident in the real estate space. Global REITs (represented by the FTSE/EPRA NAREIT Developed Index) finished the fiscal year up a strong 16.07% and outperformed U.S. large cap equities, which benefited the Fund’s allocation to the Russell Global Real Estate Securities Fund.

In contrast, an allocation to the Russell Commodity Strategies Fund negatively impacted Fund performance. A volatile environment for commodities created a tough year for this Underlying Fund, as commodities returned -4.44% for the fiscal year (as represented by the Dow Jones UBS Commodity Index Total Return) and largely underperformed broader equity and fixed income markets.

In fixed income, a risk on theme drove performance in the market, as investors holding corporate bonds and non-agency mortgage backed securities generally fared well through the year relative to U.S. Treasuries. Overall, the Barclays U.S. Aggregate Bond Index gained 5.25% for the year but lagged riskier assets such as U.S. equities.

2025 Strategy Fund	107

Russell Investment Company

2025 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

The Fund’s strategic allocation to U.S. equity Underlying Funds detracted from the Fund’s benchmark relative performance. Each of the U.S. equity Underlying Funds underperformed its respective U.S. equity market segment as represented by its primary benchmark. In particular, the Russell U.S. Dynamic Equity, Russell U.S. Defensive Equity and Russell U.S. Core Equity Funds underperformed the Russell 1000® Dynamic IndexTM, Russell 1000® Defensive IndexTM and Russell 1000® Index, respectively, as their consistent underweight to the largest market capitalization stocks versus their benchmarks throughout the year detracted from relative performance in an environment that benefited the largest cap stocks. The Russell U.S. Small Cap Equity Fund’s underperformance was driven by its positioning for a slow U.S. economic recovery in a period where investors reverted between risk aversion and risk attraction, making it a difficult environment for stock selection.

The Fund’s strategic allocation to the Russell International Developed Markets, Russell Global Equity and Russell Emerging Markets Funds detracted from the Fund’s benchmark relative performance, as U.S. equities outperformed non-U.S. equities during the period. From an active management standpoint, performance of these Underlying Funds was mixed. The Russell International Developed Markets Fund outperformed the broad non-U.S. equity market as represented by the Russell Developed ex-U.S. Large Cap™ Index Net, while the Russell Global Equity Fund underperformed the broad global equity market as represented by the Russell Developed Large Cap Net Index. The Russell Emerging Markets Fund outperformed emerging markets as represented by the Russell Emerging Markets® Net Index. An overweight to emerging markets and an underweight to the U.S. detracted from the Russell Global Equity Fund’s relative performance.

The Fund’s strategic allocation to fixed income Underlying Funds was detractive, as the fixed income Underlying Funds underperformed the Russell 1000® Index. This was primarily due to the underperformance of fixed income securities relative to equities during the period. However, from an active management standpoint, the fixed income Underlying Funds generally outperformed their respective fixed income benchmarks. In particular, the Russell Strategic Bond Fund’s outperformance was driven by exposures to non-agency mortgage-backed securities and emerging market debt.

The Fund’s strategic allocation to alternative Underlying Funds had mixed effects on performance. The Fund’s allocation to the Russell Global Real Estate Securities Fund was positive, as this Underlying Fund outperformed the Russell 1000® Index and the global real estate market as represented by its respective benchmark. The Fund’s strategic allocation to the Russell Commodity Strategies Fund detracted, as the commodity asset class underperformed the Russell 1000® Index. In addition, the Russell Commodity Strategies Fund underperformed its commodity market benchmark.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the Russell U.S. Dynamic Equity Fund as an Underlying Fund. The Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the Russell U.S Defensive Equity Fund.

Effective August 15, 2012, RIMCo changed the Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the Fund changed its name to the Russell U.S. Defensive Equity Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

108	2025 Strategy Fund

Russell Investment Company

2025 Strategy Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur ongoing costs, including distribution (12b-1) and/or service fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,023.89	$1,025.14
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,021.90	$1,023.88
Expenses Paid During Period*	$1.27	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,020.49	$1,022.62
Expenses Paid During Period*	$2.54	$2.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2025 Strategy Fund	109

Russell Investment Company

2025 Strategy Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Alternative Funds - 7.1%
Russell Commodity Strategies Fund	237,393	2,265
Russell Global Real Estate Securities Fund	43,617	1,690

		3,955

Domestic Equities - 28.4%
Russell U.S. Core Equity Fund	186,561	5,636
Russell U.S. Defensive Equity Fund	119,448	3,900
Russell U.S. Dynamic Equity Fund	401,722	3,925
Russell U.S. Small Cap Equity Fund	94,816	2,272

		15,733

Fixed Income - 39.2%
Russell Strategic Bond Fund	1,905,592	21,724

International Equities - 25.3%
Russell Emerging Markets Fund	93,988	1,688
Russell Global Equity Fund	508,337	4,479
Russell International Developed Markets Fund	264,911	7,886

		14,053

Total Investments - 100.0% (identified cost $48,363)		55,465

Other Assets and Liabilities, Net - (0.0%)		(5)

Net Assets - 100.0%		55,460

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

Categories	% of Net Assets

Alternative Funds	7.1
Domestic Equities	28.4
Fixed Income	39.2
International Equities	25.3

Total Investments	100.0
Other Assets and Liabilities, Net	(—	*)

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

110	2025 Strategy Fund

Russell Investment Company

2025 Strategy Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$48,363
Investments, at fair value	55,465
Receivables:
Fund shares sold	323

Total assets	55,788

Liabilities
Payables:
Investments purchased	162
Fund shares redeemed	159
Accrued fees to affiliates	7

Total liabilities	328

Net Assets	$55,460

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1
Accumulated net realized gain (loss)	496
Unrealized appreciation (depreciation) on investments	7,102
Shares of beneficial interest	55
Additional paid-in capital	47,806

Net Assets	$55,460

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$10.01
Class R1 — Net assets	$34,875,194
Class R1 — Shares outstanding ($.01 par value)	3,484,904
Net asset value per share: Class R2(#)	$10.01
Class R2 — Net assets	$6,234,788
Class R2 — Shares outstanding ($.01 par value)	622,857
Net asset value per share: Class R3(#)	$9.98
Class R3 — Net assets	$14,350,000
Class R3 — Shares outstanding ($.01 par value)	1,437,757

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2025 Strategy Fund	111

Russell Investment Company

2025 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$1,267

Expenses
Distribution fees - Class R3	38
Shareholder servicing fees - Class R2	17
Shareholder servicing fees - Class R3	37

Total expenses	92

Net investment income (loss)	1,175

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	751
Capital gain distributions from Underlying Funds	69

Net realized gain (loss)	820
Net change in unrealized appreciation (depreciation) on investments	2,486

Net realized and unrealized gain (loss)	3,306

Net Increase (Decrease) in Net Assets from Operations	$4,481

See accompanying notes which are an integral part of the financial statements.

112	2025 Strategy Fund

Russell Investment Company

2025 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,175	$1,431
Net realized gain (loss)	820	109
Net change in unrealized appreciation (depreciation)	2,486	(368)

Net increase (decrease) in net assets from operations	4,481	1,172

Distributions
From net investment income
Class R1	(730)	(790)
Class R2	(156)	(268)
Class R3	(289)	(374)
From net realized gain
Class R1	(85)	(1)
Class R2	(23)	(1)
Class R3	(49)	(1)

Net decrease in net assets from distributions	(1,332)	(1,435)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(169)	13,367

Total Net Increase (Decrease) in Net Assets	2,980	13,104

Net Assets
Beginning of period	52,480	39,376

End of period	$55,460	$52,480

Undistributed (overdistributed) net investment income included in net assets	$1	$—

See accompanying notes which are an integral part of the financial statements.

2025 Strategy Fund	113

Russell Investment Company

2025 Strategy Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	903	$8,750	1,386	$13,480
Proceeds from reinvestment of distributions	87	815	83	792
Payments for shares redeemed	(498)	(4,800)	(528)	(5,109)

Net increase (decrease)	492	4,765	941	9,163

Class R2
Proceeds from shares sold	270	2,584	689	6,669
Proceeds from reinvestment of distributions	19	179	28	269
Payments for shares redeemed	(534)	(5,031)	(751)	(7,493)

Net increase (decrease)	(245)	(2,268)	(34)	(555)

Class R3
Proceeds from shares sold	565	5,459	960	9,237
Proceeds from reinvestment of distributions	36	338	39	374
Payments for shares redeemed	(868)	(8,463)	(496)	(4,852)

Net increase (decrease)	(267)	(2,666)	503	4,759

Total increase (decrease)	(20)	$(169)	1,410	$13,367

See accompanying notes which are an integral part of the financial statements.

114	2025 Strategy Fund

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Russell Investment Company

2025 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain		$ Return of Capital
Class R1
October 31, 2012	9.44	.22	.61	.83	(.23)	(.03)		—
October 31, 2011	9.49	.30	(.02)	.28	(.33)	—	(i)	—
October 31, 2010	8.31	.20	1.20	1.40	(.22)	—		—
October 31, 2009	7.21	.15	1.09	1.24	(.14)	—		—
October 31, 2008(1)	10.00	.10	(2.77)	(2.67)	(.10)	—		(.02)
Class R2
October 31, 2012	9.44	.22	.58	.80	(.20)	(.03)		—
October 31, 2011	9.48	.30	(.04)	.26	(.30)	—	(i)	—
October 31, 2010	8.30	.20	1.18	1.38	(.20)	—		—
October 31, 2009	7.20	.13	1.09	1.22	(.12)	—		—
October 31, 2008(1)	10.00	.12	(2.82)	(2.70)	(.08)	—		(.02)
Class R3
October 31, 2012	9.41	.19	.58	.77	(.17)	(.03)		—
October 31, 2011	9.46	.25	(.02)	.23	(.28)	—	(i)	—
October 31, 2010	8.29	.17	1.18	1.35	(.18)	—		—
October 31, 2009	7.20	.12	1.08	1.20	(.11)	—		—
October 31, 2008(1)	10.00	.09	(2.80)	(2.71)	(.07)	—		(.02)

See accompanying notes which are an integral part of the financial statements.

116	2025 Strategy Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(b)(c)(e)	% Portfolio Turnover Rate(c)

(.26)	10.01	9.00	34,875	—	—	2.32	37
(.33)	9.44	2.91	28,255	—	—	3.07	27
(.22)	9.49	17.14	19,470	.72	—	2.30	26
(.14)	8.31	17.67	3,863	2.12	—	1.93	12
(.12)	7.21	(27.03)	226	6.19	—	1.04	113

(.23)	10.01	8.67	6,235	.25	.25	2.28	37
(.30)	9.44	2.74	8,188	.25	.25	3.05	27
(.20)	9.48	16.89	8,541	1.01	.25	2.27	26
(.12)	8.30	17.47	3,020	2.58	.25	1.80	12
(.10)	7.20	(27.25)	73	8.56	.25	1.31	113

(.20)	9.98	8.40	14,350	.50	.50	2.00	37
(.28)	9.41	2.42	16,037	.50	.50	2.57	27
(.18)	9.46	16.54	11,365	1.24	.50	1.87	26
(.11)	8.29	17.10	5,117	2.82	.50	1.66	12
(.09)	7.20	(27.32)	325	7.71	.50	.99	113

See accompanying notes which are an integral part of the financial statements.

2025 Strategy Fund	117

Russell Investment Company

2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

2030 Strategy Fund - Class A ‡
	Total Return
1 Year	2.04%
5 Years	(3.01	)%§
Inception*	2.44	%§

2030 Strategy Fund - Class E
	Total Return
1 Year	8.46%
5 Years	(1.98	)%§
Inception*	3.12	%§

2030 Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	8.65%
5 Years	(1.72	)%§
Inception*	3.40	%§

2030 Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	8.43%
5 Years	(1.96	)%§
Inception*	3.14	%§

2030 Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	8.15%
5 Years	(2.20	)%§
Inception*	2.89	%§

2030 Strategy Fund - Class S
	Total Return
1 Year	8.65%
5 Years	(1.72	)%§
Inception*	3.40	%§

Russell 1000® Index **
	Total Return
1 Year	14.97%
5 Years	0.53	%§
Inception*	4.40	%§

118	2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The 2030 Strategy Fund (the “Fund”) is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 31, 2012, consisted of approximately 68.00% equity funds, 22.00% fixed income funds and 10.00% alternative funds. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2030.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the 2030 Strategy Fund’s Class A, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 8.32%, 8.46%, 8.65%, 8.43%, 8.15% and 8.65%, respectively. This is compared to the Fund’s primary benchmark, the Russell 1000® Index, which gained 14.97% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Mixed Asset Target 2030 Funds Average gained 9.33%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s underperformance relative to the Russell 1000® Index was due to the Fund’s out-of-benchmark allocations to U.S. small cap equities, non-U.S. equities, fixed income securities and commodity-linked securities, which generally underperformed the U.S. large cap equity market as represented by the Russell 1000® Index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The underperformance of U.S. small cap equities, non-U.S. equities, commodity-linked securities and fixed income securities relative to U.S. large cap equities, as represented by the Fund’s Russell 1000® Index benchmark, was a headwind for the Fund’s benchmark relative performance.

In the U.S., the equity market was dominated by macroeconomic drivers. The U.S. equity market started the fiscal year volatile, in response to growing concerns over the European Debt Crisis signaled by rising Italian bond yields in

November. However, U.S. equity markets moved marginally up in December, supported by improving U.S. unemployment and declining year-over-year inflation. In the first quarter of 2012, the Russell 1000® Index returned 12.90% primarily driven by positive U.S. gross domestic product growth and an encouraging drop in the headline unemployment rate. Following a strong first quarter, U.S. equities pulled back on gains, again driven by the macro environment in the second quarter. Heightened concerns over Greece’s potential exit from the Eurozone and growing concerns over the Spanish banking system spilled into U.S. market sentiment, pushing the Russell 1000® Index down 6.15%. Continuing the macro driven themes, U.S. markets rallied in the third quarter off the European Central Bank’s (“ECB”) commitment to purchasing sovereign debt followed by the Federal Reserve’s (the “Fed”) announcement of unlimited purchases of mortgage-backed securities (often described as the third round of “quantitative easing”). These moves alleviated stresses from financial marks and reduced the likelihood of highly negative returns or “tail risk” in global equity markets. U.S equities (represented by the Russell 1000® Index) went on to finish the fiscal year returning 14.97%, positively impacting the Fund’s allocation to dedicated U.S. large cap equity funds.

Policy moves in the both the U.S. and in Europe were also positive for global equities. However, outside the U.S. and Europe, broad non-U.S. developed equities posted lower but positive returns for the year, as the Russell Developed ex-U.S. Large Cap® Index ended the fiscal year up only 4.50%. Japan ended the year down 1.21% as represented by the Russell Developed ex-U.S. Large Cap® Index, partly driven by the Yen’s continued strength, while emerging markets also failed to keep up with the developed markets. Thus, the Fund’s exposure to non-U.S. equity markets through its allocation to dedicated non-U.S. equity funds negatively impacted performance against the Russell 1000® Index.

Macro driven sentiment was also evident in the real estate space. Global REITs (represented by the FTSE/EPRA NAREIT Developed Index) finished the fiscal year up a strong 16.07% and outperformed U.S. large cap equities, which benefited the Fund’s allocation to the Russell Global Real Estate Securities Fund.

In contrast, an allocation to the Russell Commodity Strategies Fund negatively impacted Fund performance. A volatile environment for commodities created a tough year for this Underlying Fund, as commodities returned -4.44% for the fiscal year (as represented by the Dow Jones UBS Commodity Index Total Return) and largely underperformed broader equity and fixed income markets.

In fixed income, a risk on theme drove performance in the market, as investors holding corporate bonds and non-agency mortgage backed securities generally fared well through the year relative to U.S. Treasuries. Overall, the Barclays U.S. Aggregate Bond Index gained 5.25% for the year but lagged riskier assets such as U.S. equities.

2030 Strategy Fund	119

Russell Investment Company

2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

The Fund’s strategic allocation to U.S. equity Underlying Funds detracted from the Fund’s benchmark relative performance. Each of the U.S. equity Underlying Funds underperformed its respective U.S. equity market segment as represented by its primary benchmark. In particular, the Russell U.S. Dynamic Equity, Russell U.S. Defensive Equity and Russell U.S. Core Equity Funds underperformed the Russell 1000® Dynamic IndexTM, Russell 1000® Defensive IndexTM and Russell 1000® Index, respectively, as their consistent underweight to the largest market capitalization stocks versus their benchmarks throughout the year detracted from relative performance in an environment that benefited the largest cap stocks. The Russell U.S. Small Cap Equity Fund’s underperformance was driven by its positioning for a slow U.S. economic recovery in a period where investors reverted between risk aversion and risk attraction, making it a difficult environment for stock selection.

The Fund’s strategic allocation to the Russell International Developed Markets, Russell Global Equity and Russell Emerging Markets Funds detracted from the Fund’s benchmark relative performance, as U.S. equities outperformed non-U.S. equities during the period. From an active management standpoint, performance of these Underlying Funds was mixed. The Russell International Developed Markets Fund outperformed the broad non-U.S. equity market as represented by the Russell Developed ex-U.S. Large Cap™ Index Net, while the Russell Global Equity Fund underperformed the broad global equity market as represented by the Russell Developed Large Cap Net Index. The Russell Emerging Markets Fund outperformed emerging markets as represented by the Russell Emerging Markets® Net Index. An overweight to emerging markets and an underweight to the U.S. detracted from the Russell Global Equity Fund’s relative performance.

The Fund’s strategic allocation to fixed income Underlying Funds was detractive, as the fixed income Underlying Funds underperformed the Russell 1000® Index. This was primarily due to the underperformance of fixed income securities relative to equities during the period. However, from an active management standpoint, the fixed income Underlying Funds generally outperformed their respective fixed income benchmarks. In particular, the Russell Strategic Bond Fund’s outperformance was driven by exposures to non-agency mortgage-backed securities and emerging market debt.

The Fund’s strategic allocation to alternative Underlying Funds had mixed effects on performance. The Fund’s allocation to the Russell Global Real Estate Securities Fund was positive, as this Underlying Fund outperformed the Russell 1000® Index and the global real estate market as represented by its respective benchmark. The Fund’s strategic allocation to the Russell Commodity Strategies Fund detracted, as the commodity asset class underperformed the Russell 1000® Index. In addition, the Russell Commodity Strategies Fund underperformed its commodity market benchmark.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the Russell U.S. Dynamic Equity Fund as an Underlying Fund. The Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the Russell U.S Defensive Equity Fund.

Effective August 15, 2012, RIMCo changed the Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the Fund changed its name to the Russell U.S. Defensive Equity Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

120	2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

*	The Fund first issued Class D, E and S Shares on January 3, 2005.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on September 8, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2030 Strategy Fund	121

Russell Investment Company

2030 Strategy Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur ongoing costs, including distribution (12b-1) and/or service fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,014.07	$1,023.88
Expenses Paid During Period*	$1.27	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,014.89	$1,023.88
Expenses Paid During Period*	$1.27	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,015.78	$1,025.14
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,014.71	$1,023.88
Expenses Paid During Period*	$1.27	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

122	2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,013.19	$1,022.62
Expenses Paid During Period*	$2.53	$2.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,015.78	$1,025.14
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

2030 Strategy Fund	123

Russell Investment Company

2030 Strategy Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Alternative Funds - 9.7%
Russell Commodity Strategies Fund	1,123,154	10,715
Russell Global Real Estate Securities Fund	188,431	7,304

		18,019

Domestic Equities - 36.0%
Russell U.S. Core Equity Fund	837,674	25,306
Russell U.S. Defensive Equity Fund	449,937	14,690
Russell U.S. Dynamic Equity Fund	1,677,154	16,386
Russell U.S. Small Cap Equity Fund	449,685	10,779

		67,161

Fixed Income - 22.1%
Russell Strategic Bond Fund	3,623,525	41,308

	Shares	Fair Value $
International Equities - 32.2%
Russell Emerging Markets Fund	405,802	7,288
Russell Global Equity Fund	2,074,976	18,281
Russell International Developed Markets Fund	1,161,636	34,582

		60,151

Total Investments - 100.0% (identified cost $155,071)		186,639

Other Assets and Liabilities, Net - 0.0%		29

Net Assets - 100.0%		186,668

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

Categories	% of Net Assets

Alternative Funds	9.7
Domestic Equities	36.0
Fixed Income	22.1
International Equities	32.2

Total Investments	100.0
Other Assets and Liabilities, Net	—	*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

124	2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$155,071
Investments, at fair value	186,639
Receivables:
Investments sold	358
Fund shares sold	553

Total assets	187,550

Liabilities
Payables:
Fund shares redeemed	855
Accrued fees to affiliates	27

Total liabilities	882

Net Assets	$186,668

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$3
Accumulated net realized gain (loss)	(11,944)
Unrealized appreciation (depreciation) on investments	31,568
Shares of beneficial interest	178
Additional paid-in capital	166,863

Net Assets	$186,668

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.55
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.19
Class A — Net assets	$2,032,976
Class A — Shares outstanding ($.01 par value)	192,717
Net asset value per share: Class E(#)	$10.48
Class E — Net assets	$589,062
Class E — Shares outstanding ($.01 par value)	56,233
Net asset value per share: Class R1(#)	$10.49
Class R1 — Net assets	$87,264,593
Class R1 — Shares outstanding ($.01 par value)	8,318,192
Net asset value per share: Class R2(#)	$10.48
Class R2 — Net assets	$21,520,010
Class R2 — Shares outstanding ($.01 par value)	2,054,030
Net asset value per share: Class R3(#)	$10.48
Class R3 — Net assets	$50,961,384
Class R3 — Shares outstanding ($.01 par value)	4,863,117
Net asset value per share: Class S(#)	$10.49
Class S — Net assets	$24,299,897
Class S — Shares outstanding ($.01 par value)	2,316,570

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund	125

Russell Investment Company

2030 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$3,991

Expenses
Distribution fees - Class A	5
Distribution fees - Class R3	144
Shareholder servicing fees - Class E	2
Shareholder servicing fees - Class R2	64
Shareholder servicing fees - Class R3	144

Total expenses	359

Net investment income (loss)	3,632

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,533)
Capital gain distributions from Underlying Funds	328

Net realized gain (loss)	(1,205)
Net change in unrealized appreciation (depreciation) on investments	12,727

Net realized and unrealized gain (loss)	11,522

Net Increase (Decrease) in Net Assets from Operations	$15,154

See accompanying notes which are an integral part of the financial statements.

126	2030 Strategy Fund

Russell Investment Company

2030 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$3,632	$5,088
Net realized gain (loss)	(1,205)	(782)
Net change in unrealized appreciation (depreciation)	12,727	1,161

Net increase (decrease) in net assets from operations	15,154	5,467

Distributions
From net investment income
Class A	(34)	(40)
Class E	(17)	(294)
Class R1	(1,687)	(1,707)
Class R2	(490)	(955)
Class R3	(917)	(1,558)
Class S	(484)	(535)

Net decrease in net assets from distributions	(3,629)	(5,089)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(38,233)	12,509

Total Net Increase (Decrease) in Net Assets	(26,708)	12,887

Net Assets
Beginning of period	213,376	200,489

End of period	$186,668	$213,376

Undistributed (overdistributed) net investment income included in net assets	$3	$—

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund	127

Russell Investment Company

2030 Strategy Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	25	$263	30	$320
Proceeds from reinvestment of distributions	2	16	2	16
Payments for shares redeemed	(18)	(181)	(10)	(99)

Net increase (decrease)	9	98	22	237

Class E
Proceeds from shares sold	21	213	106	1,072
Proceeds from reinvestment of distributions	2	17	29	294
Payments for shares redeemed	(66)	(656)	(1,529)	(15,636)

Net increase (decrease)	(43)	(426)	(1,394)	(14,270)

Class R1
Proceeds from shares sold	1,960	19,823	3,511	35,887
Proceeds from reinvestment of distributions	172	1,687	170	1,706
Payments for shares redeemed	(1,829)	(18,391)	(1,107)	(11,291)

Net increase (decrease)	303	3,119	2,574	26,302

Class R2
Proceeds from shares sold	592	5,965	3,144	32,090
Proceeds from reinvestment of distributions	51	491	95	955
Payments for shares redeemed	(2,485)	(24,563)	(3,319)	(35,019)

Net increase (decrease)	(1,842)	(18,107)	(80)	(1,974)

Class R3
Proceeds from shares sold	1,622	16,309	2,792	28,761
Proceeds from reinvestment of distributions	96	918	154	1,558
Payments for shares redeemed	(4,081)	(40,887)	(3,045)	(31,262)

Net increase (decrease)	(2,363)	(23,660)	(99)	(943)

Class S
Proceeds from shares sold	751	7,630	769	7,786
Proceeds from reinvestment of distributions	50	483	53	536
Payments for shares redeemed	(719)	(7,370)	(525)	(5,165)

Net increase (decrease)	82	743	297	3,157

Total increase (decrease)	(3,854)	$(38,233)	1,320	$12,509

See accompanying notes which are an integral part of the financial statements.

128	2030 Strategy Fund

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Russell Investment Company

2030 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Class A
October 31, 2012	9.92	.17	.64	.81	(.18)	—	—
October 31, 2011	9.92	.23	.01	.24	(.24)	—	—
October 31, 2010	8.60	.17	1.32	1.49	(.17)	—	—
October 31, 2009	7.45	.10	1.14	1.24	(.09)	—	—
October 31, 2008	13.23	.50	(5.59)	(5.09)	(.46)	(.19)	(.04)
Class E
October 31, 2012	9.84	.19	.63	.82	(.18)	—	—
October 31, 2011	9.87	.79	(.59)	.20	(.23)	—	—
October 31, 2010	8.56	.16	1.32	1.48	(.17)	—	—
October 31, 2009	7.46	.10	1.09	1.19	(.09)	—	—
October 31, 2008	13.23	.46	(5.54)	(5.08)	(.46)	(.19)	(.04)
Class R1
October 31, 2012	9.86	.20	.64	.84	(.21)	—	—
October 31, 2011	9.87	.24	.02	.26	(.27)	—	—
October 31, 2010	8.57	.19	1.30	1.49	(.19)	—	—
October 31, 2009	7.46	.11	1.11	1.22	(.11)	—	—
October 31, 2008	13.24	.44	(5.50)	(5.06)	(.48)	(.19)	(.05)
Class R2
October 31, 2012	9.84	.20	.61	.81	(.17)	—	—
October 31, 2011	9.85	.21	.02	.23	(.24)	—	—
October 31, 2010	8.55	.16	1.31	1.47	(.17)	—	—
October 31, 2009	7.45	.10	1.09	1.19	(.09)	—	—
October 31, 2008	13.22	.16	(5.24)	(5.08)	(.46)	(.19)	(.04)
Class R3
October 31, 2012	9.84	.16	.63	.79	(.15)	—	—
October 31, 2011	9.85	.21	(.01)	.20	(.21)	—	—
October 31, 2010	8.55	.14	1.31	1.45	(.15)	—	—
October 31, 2009	7.45	.08	1.10	1.18	(.08)	—	—
October 31, 2008	13.22	.48	(5.59)	(5.11)	(.44)	(.19)	(.03)
Class S
October 31, 2012	9.86	.20	.64	.84	(.21)	—	—
October 31, 2011	9.87	.25	.01	.26	(.27)	—	—
October 31, 2010	8.57	.18	1.31	1.49	(.19)	—	—
October 31, 2009	7.46	.12	1.09	1.22	(.11)	—	—
October 31, 2008	13.24	.39	(5.45)	(5.06)	(.48)	(.19)	(.05)

See accompanying notes which are an integral part of the financial statements.

130	2030 Strategy Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(g)	% Ratio of Expenses to Average Net Assets, Net(e)(g)	% Ratio of Net Investment Income to Average Net Assets(b)(e)	% Portfolio Turnover Rate

(.18)	10.55	8.32	2,033	.25	.25	1.70	26
(.24)	9.92	2.39	1,820	.25	.25	2.21	28
(.17)	9.92	17.51	1,603	.74	.25	1.93	25
(.09)	8.60	16.92	1,791	.86	.25	1.43	9
(.69)	7.45	(40.22)	2,069	.77	.25	4.66	86

(.18)	10.48	8.46	589	.25	.25	1.90	26
(.23)	9.84	2.02	975	.25	.25	7.79	28
(.17)	9.87	17.48	14,733	.73	.25	1.77	25
(.09)	8.56	16.24	10,639	.85	.25	1.36	9
(.69)	7.46	(40.14)	7,847	.77	.25	4.25	86

(.21)	10.49	8.65	87,265	—	—	1.99	26
(.27)	9.86	2.55	79,046	—	—	2.39	28
(.19)	9.87	17.63	53,702	.48	—	1.98	25
(.11)	8.57	16.65	31,322	.59	—	1.49	9
(.72)	7.46	(40.03)	10,413	.52	—	4.14	86

(.17)	10.48	8.43	21,520	.25	.25	1.96	26
(.24)	9.84	2.27	38,352	.25	.25	2.03	28
(.17)	9.85	17.39	39,163	.73	.25	2.05	25
(.09)	8.55	16.26	23,534	.85	.25	1.41	9
(.69)	7.45	(40.15)	14,938	.77	.25	1.56	86

(.15)	10.48	8.15	50,961	.50	.50	1.64	26
(.21)	9.84	2.03	71,140	.50	.50	2.09	28
(.15)	9.85	17.09	72,164	.98	.50	1.72	25
(.08)	8.55	16.03	56,115	1.10	.50	1.03	9
(.66)	7.45	(40.33)	26,547	1.02	.50	4.49	86

(.21)	10.49	8.65	24,300	—	—	1.98	26
(.27)	9.86	2.55	22,043	—	—	2.48	28
(.19)	9.87	17.77	19,124	.48	—	1.52	25
(.11)	8.57	16.51	15,945	.60	—	1.57	9
(.72)	7.46	(40.02)	10,494	.52	—	3.66	86

See accompanying notes which are an integral part of the financial statements.

2030 Strategy Fund	131

Russell Investment Company

2035 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

2035 Strategy Fund - Class R1
	Total Return
1 Year	8.99%
Inception*	1.30	%§

2035 Strategy Fund - Class R2
	Total Return
1 Year	8.72%
Inception*	1.03	%§

2035 Strategy Fund - Class R3
	Total Return
1 Year	8.50%
Inception*	0.80	%§

Russell 1000® Index **
	Total Return
1 Year	14.97%
Inception*	3.92	%§

132	2035 Strategy Fund

Russell Investment Company

2035 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The 2035 Strategy Fund (the “Fund”) is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 31, 2012, consisted of 79.00% equity funds, 10.00% fixed income funds and 11.00% alternative funds. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2035.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the 2035 Strategy Fund’s Class R1, Class R2 and Class R3 Shares gained 8.99%, 8.72%, and 8.50%, respectively. This is compared to the Fund’s primary benchmark, the Russell 1000® Index, which gained 14.97% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Mixed Asset Target 2035 Funds Average gained 10.28%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s underperformance relative to the Russell 1000® Index was due to the Fund’s out-of-benchmark allocations to U.S. small cap equities, non-U.S. equities, fixed income securities and commodity-linked securities, which generally underperformed the U.S. large cap equity market as represented by the Russell 1000® Index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The underperformance of U.S. small cap equities, non-U.S. equities, commodity-linked securities and fixed income securities relative to U.S. large cap equities, as represented by the Fund’s Russell 1000® Index benchmark, was a headwind for the Fund’s benchmark relative performance.

In the U.S., the equity market was dominated by macroeconomic drivers. The U.S. equity market started the fiscal year volatile, in response to growing concerns over the European Debt Crisis signaled by rising Italian bond yields in November. However, U.S. equity markets moved marginally up in December, supported by improving U.S. unemployment and declining year-over-year inflation. In the first quarter of 2012, the Russell 1000® Index returned 12.90% primarily driven by positive U.S. gross domestic product growth and an encouraging drop in the headline unemployment rate. Following a strong first quarter, U.S. equities pulled back on gains, again driven by the macro environment in the second quarter. Heightened concerns over Greece’s potential exit from the Eurozone and growing concerns over the Spanish banking system spilled into U.S. market sentiment, pushing the Russell 1000® Index down 6.15%. Continuing the macro driven themes, U.S. markets rallied in the third quarter off the European Central Bank’s (“ECB”) commitment to purchasing sovereign debt followed by the Federal Reserve’s (the “Fed”) announcement of unlimited purchases of mortgage-backed securities (often described as the third round of “quantitative easing”). These moves alleviated stresses from financial marks and reduced the likelihood of highly negative returns or “tail risk” in global equity markets. U.S equities (represented by the Russell 1000® Index) went on to finish the fiscal year returning 14.97%, positively impacting the Fund’s allocation to dedicated U.S. large cap equity funds.

Policy moves in the both the U.S. and in Europe were also positive for global equities. However, outside the U.S. and Europe, broad non-U.S. developed equities posted lower but positive returns for the year, as the Russell Developed ex-U.S. Large Cap® Index ended the fiscal year up only 4.50%. Japan ended the year down 1.21% as represented by the Russell Developed ex-U.S. Large Cap® Index, partly driven by the Yen’s continued strength, while emerging markets also failed to keep up with the developed markets. Thus, the Fund’s exposure to non-U.S. equity markets through its allocation to dedicated non-U.S. equity funds negatively impacted performance against the Russell 1000® Index.

Macro driven sentiment was also evident in the real estate space. Global REITs (represented by the FTSE/EPRA NAREIT Developed Index) finished the fiscal year up a strong 16.07% and outperformed U.S. large cap equities, which benefited the Fund’s allocation to the Russell Global Real Estate Securities Fund.

In contrast, an allocation to the Russell Commodity Strategies Fund negatively impacted Fund performance. A volatile environment for commodities created a tough year for this Underlying Fund, as commodities returned -4.44% for the fiscal year (as represented by the Dow Jones UBS Commodity Index Total Return) and largely underperformed broader equity and fixed income markets.

In fixed income, a risk on theme drove performance in the market, as investors holding corporate bonds and non-agency mortgage backed securities generally fared well through the year relative to U.S. Treasuries. Overall, the Barclays U.S. Aggregate Bond Index gained 5.25% for the year but lagged riskier assets such as U.S. equities.

2035 Strategy Fund	133

Russell Investment Company

2035 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

The Fund’s strategic allocation to U.S. equity Underlying Funds detracted from the Fund’s benchmark relative performance. Each of the U.S. equity Underlying Funds underperformed its respective U.S. equity market segment as represented by its primary benchmark. In particular, the Russell U.S. Dynamic Equity, Russell U.S. Defensive Equity and Russell U.S. Core Equity Funds underperformed the Russell 1000® Dynamic Index™, Russell 1000® Defensive Index™ and Russell 1000® Index, respectively, as their consistent underweight to the largest market capitalization stocks versus their benchmarks throughout the year detracted from relative performance in an environment that benefited the largest cap stocks. The Russell U.S. Small Cap Equity Fund’s underperformance was driven by its positioning for a slow U.S. economic recovery in a period where investors reverted between risk aversion and risk attraction, making it a difficult environment for stock selection.

The Fund’s strategic allocation to the Russell International Developed Markets, Russell Global Equity and Russell Emerging Markets Funds detracted from the Fund’s benchmark relative performance, as U.S. equities outperformed non-U.S. equities during the period. From an active management standpoint, performance of these Underlying Funds was mixed. The Russell International Developed Markets Fund outperformed the broad non-U.S. equity market as represented by the Russell Developed ex-U.S. Large Cap™ Index Net, while the Russell Global Equity Fund underperformed the broad global equity market as represented by the Russell Developed Large Cap Net Index. The Russell Emerging Markets Fund outperformed emerging markets as represented by the Russell Emerging Markets® Net Index. An overweight to emerging markets and an underweight to the U.S. detracted from the Russell Global Equity Fund’s relative performance.

The Fund’s strategic allocation to alternative Underlying Funds had mixed effects on performance. The Fund’s allocation to the Russell Global Real Estate Securities Fund was positive, as this Underlying Fund outperformed the Russell 1000® Index and the global real estate market as represented by its respective benchmark. The Fund’s strategic allocation to the Russell Commodity Strategies Fund detracted, as the commodity asset class underperformed the Russell 1000® Index. In addition, the Russell Commodity Strategies Fund underperformed its commodity market benchmark.

The Fund’s strategic allocation to fixed income Underlying Funds was detractive, as the fixed income Underlying Funds underperformed the Russell 1000® Index. This was primarily due to the underperformance of fixed income securities relative to equities during the period. However, from an active management standpoint, the fixed income Underlying Funds generally outperformed their respective fixed income benchmarks. In particular, the Russell Strategic Bond Fund’s outperformance was driven by exposures to non-agency mortgage-backed securities and emerging market debt.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the Russell U.S. Dynamic Equity Fund as an Underlying Fund. The Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the Russell U.S Defensive Equity Fund.

Effective August 15, 2012, RIMCo changed the Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the Fund changed its name to the Russell U.S. Defensive Equity Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

134	2035 Strategy Fund

Russell Investment Company

2035 Strategy Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur ongoing costs, including distribution (12b-1) and/or service fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,011.45	$1,025.14
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,010.87	$1,023.88
Expenses Paid During Period*	$1.26	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,009.19	$1,022.62
Expenses Paid During Period*	$2.53	$2.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2035 Strategy Fund	135

Russell Investment Company

2035 Strategy Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Alternative Funds - 11.0%
Russell Commodity Strategies Fund	163,330	1,558
Russell Global Real Estate Securities Fund	33,500	1,298

		2,856

Domestic Equities - 42.0%
Russell U.S. Core Equity Fund	137,541	4,155
Russell U.S. Defensive Equity Fund	63,631	2,078
Russell U.S. Dynamic Equity Fund	305,679	2,987
Russell U.S. Small Cap Equity Fund	70,422	1,688

		10,908

Fixed Income - 10.0%
Russell Strategic Bond Fund	227,802	2,597

International Equities - 37.0%
Russell Emerging Markets Fund	65,068	1,169
Russell Global Equity Fund	338,988	2,986
Russell International Developed Markets Fund	183,190	5,454

		9,609

Total Investments - 100.0% (identified cost $22,259)		25,970

Other Assets and Liabilities, Net - (0.0%)		(4)

Net Assets - 100.0%		25,966

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

Categories	% of Net Assets

Alternative Funds	11.0
Domestic Equities	42.0
Fixed Income	10.0
International Equities	37.0

Total Investments	100.0
Other Assets and Liabilities, Net	(—	*)

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

136	2035 Strategy Fund

Russell Investment Company

2035 Strategy Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$22,259
Investments, at fair value	25,970
Receivables:
Investments sold	125
Fund shares sold	51

Total assets	26,146

Liabilities
Payables:
Fund shares redeemed	175
Accrued fees to affiliates	5

Total liabilities	180

Net Assets	$25,966

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1
Accumulated net realized gain (loss)	408
Unrealized appreciation (depreciation) on investments	3,711
Shares of beneficial interest	27
Additional paid-in capital	21,819

Net Assets	$25,966

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$9.68
Class R1 — Net assets	$11,494,983
Class R1 — Shares outstanding ($.01 par value)	1,187,587
Net asset value per share: Class R2(#)	$9.67
Class R2 — Net assets	$5,456,527
Class R2 — Shares outstanding ($.01 par value)	564,269
Net asset value per share: Class R3(#)	$9.67
Class R3 — Net assets	$9,014,040
Class R3 — Shares outstanding ($.01 par value)	932,556

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2035 Strategy Fund	137

Russell Investment Company

2035 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$436

Expenses
Distribution fees - Class R3	23
Shareholder servicing fees - Class R2	12
Shareholder servicing fees - Class R3	23

Total expenses	58

Net investment income (loss)	378

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	545
Capital gain distributions from Underlying Funds	44

Net realized gain (loss)	589
Net change in unrealized appreciation (depreciation) on investments	1,113

Net realized and unrealized gain (loss)	1,702

Net Increase (Decrease) in Net Assets from Operations	$2,080

See accompanying notes which are an integral part of the financial statements.

138	2035 Strategy Fund

Russell Investment Company

2035 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$378	$458
Net realized gain (loss)	589	260
Net change in unrealized appreciation (depreciation)	1,113	(150)

Net increase (decrease) in net assets from operations	2,080	568

Distributions
From net investment income
Class R1	(184)	(189)
Class R2	(74)	(127)
Class R3	(120)	(143)
From net realized gain
Class R1	(53)	—
Class R2	(25)	—
Class R3	(52)	—

Net decrease in net assets from distributions	(508)	(459)

Share Transactions*
Net increase (decrease) in net assets from share transactions	249	4,035

Total Net Increase (Decrease) in Net Assets	1,821	4,144

Net Assets
Beginning of period	24,145	20,001

End of period	$25,966	$24,145

Undistributed (overdistributed) net investment income included in net assets	$1	$—

See accompanying notes which are an integral part of the financial statements.

2035 Strategy Fund	139

Russell Investment Company

2035 Strategy Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	497	$4,677	662	$6,273
Proceeds from reinvestment of distributions	27	237	20	189
Payments for shares redeemed	(405)	(3,786)	(408)	(3,908)

Net increase (decrease)	119	1,128	274	2,554

Class R2
Proceeds from shares sold	272	2,561	507	4,808
Proceeds from reinvestment of distributions	11	99	13	126
Payments for shares redeemed	(263)	(2,393)	(637)	(6,261)

Net increase (decrease)	20	267	(117)	(1,327)

Class R3
Proceeds from shares sold	419	3,911	545	5,117
Proceeds from reinvestment of distributions	20	172	15	143
Payments for shares redeemed	(549)	(5,229)	(255)	(2,452)

Net increase (decrease)	(110)	(1,146)	305	2,808

Total increase (decrease)	29	$249	462	$4,035

See accompanying notes which are an integral part of the financial statements.

140	2035 Strategy Fund

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Russell Investment Company

2035 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Class R1
October 31, 2012	9.10	.17	.63	.80	(.17)	(.05)	—
October 31, 2011	9.13	.20	— (i)	.20	(.23)	—	—
October 31, 2010	7.92	.16	1.22	1.38	(.17)	—	—
October 31, 2009	6.86	.11	1.03	1.14	(.08)	—	—
October 31, 2008(1)	10.00	.07	(3.11)	(3.04)	(.07)	—	(.03)
Class R2
October 31, 2012	9.09	.14	.63	.77	(.14)	(.05)	—
October 31, 2011	9.12	.20	(.03)	.17	(.20)	—	—
October 31, 2010	7.92	.14	1.21	1.35	(.15)	—	—
October 31, 2009	6.87	.07	1.05	1.12	(.07)	—	—
October 31, 2008(1)	10.00	.08	(3.13)	(3.05)	(.06)	—	(.02)
Class R3
October 31, 2012	9.08	.13	.62	.75	(.11)	(.05)	—
October 31, 2011	9.11	.15	— (i)	.15	(.18)	—	—
October 31, 2010	7.91	.10	1.23	1.33	(.13)	—	—
October 31, 2009	6.87	.06	1.03	1.09	(.05)	—	—
October 31, 2008(1)	10.00	.06	(3.12)	(3.06)	(.05)	—	(.02)

See accompanying notes which are an integral part of the financial statements.

142	2035 Strategy Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(b)(c)(e)	% Portfolio Turnover Rate(c)

(.22)	9.68	8.99	11,495	—	—	1.78	47
(.23)	9.10	2.10	9,728	—	—	2.13	42
(.17)	9.13	17.61	7,252	1.03	—	1.87	19
(.08)	7.92	17.01	1,927	3.59	—	1.49	13
(.10)	6.86	(30.73)	428	6.44	—	.70	90

(.19)	9.67	8.72	5,457	.25	.25	1.49	47
(.20)	9.09	1.81	4,944	.25	.25	2.12	42
(.15)	9.12	17.22	6,021	1.30	.25	1.64	19
(.07)	7.92	16.79	1,738	3.63	.25	1.06	13
(.08)	6.87	(30.84)	73	8.66	.25	.86	90

(.16)	9.67	8.50	9,014	.50	.50	1.36	47
(.18)	9.08	1.60	9,473	.50	.50	1.64	42
(.13)	9.11	16.98	6,728	1.54	.50	1.22	19
(.05)	7.91	16.43	2,877	3.83	.50	.86	13
(.07)	6.87	(30.93)	124	8.56	.50	.69	90

See accompanying notes which are an integral part of the financial statements.

2035 Strategy Fund	143

Russell Investment Company

2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

2040 Strategy Fund - Class A ‡
	Total Return
1 Year	2.47%
5 Years	(3.36	)%§
Inception *	2.42	%§

2040 Strategy Fund - Class E
	Total Return
1 Year	8.59%
5 Years	(2.26	)%§
Inception *	3.18	%§

2040 Strategy Fund - Class R1 ‡‡
	Total Return
1 Year	8.99%
5 Years	(1.96	)%§
Inception *	3.46	%§

2040 Strategy Fund - Class R2 ‡‡‡
	Total Return
1 Year	8.64%
5 Years	(2.23	)%§
Inception *	3.19	%§

2040 Strategy Fund - Class R3 ‡‡‡‡
	Total Return
1 Year	8.39%
5 Years	(2.46	)%§
Inception *	2.93	%§

2040 Strategy Fund - Class S
	Total Return
1 Year	8.99%
5 Years	(1.96	)%§
Inception *	3.46	%§

Russell 1000® Index **
	Total Return
1 Year	14.97%
5 Years	0.53	%§
Inception *	4.40	%§

144	2040 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The 2040 Strategy Fund (the “Fund”) is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 31, 2012, consisted of 79.00% equity funds, 10.00% fixed income funds and 11.00% alternative funds. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2040.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the 2040 Strategy Fund’s Class A, Class E, Class R1, Class R2, Class R3 and Class S Shares gained 8.69%, 8.59%, 8.99%, 8.64%, 8.39% and 8.99%, respectively. This is compared to the Fund’s primary benchmark, the Russell 1000® Index, which gained 14.97% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Mixed Asset Target 2040 Funds Average 9.84%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s underperformance relative to the Russell 1000® Index was due to the Fund’s out-of-benchmark allocations to U.S. small cap equities, non-U.S. equities, fixed income securities and commodity-linked securities, which generally underperformed the U.S. large cap equity market as represented by the Russell 1000® Index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The underperformance of U.S. small cap equities, non-U.S. equities, commodity-linked securities and fixed income securities relative to U.S. large cap equities, as represented by the Fund’s Russell 1000® Index benchmark, was a headwind for the Fund’s benchmark relative performance.

In the U.S., the equity market was dominated by macroeconomic drivers. The U.S. equity market started the fiscal year volatile, in response to growing concerns over the European Debt Crisis signaled by rising Italian bond yields in November. However, U.S. equity markets moved marginally up in December, supported by improving U.S. unemployment and declining year-over-year inflation. In the first quarter of 2012, the Russell 1000® Index returned 12.90% primarily driven by positive U.S. gross domestic product growth and an encouraging drop in the headline unemployment rate. Following a strong first quarter, U.S. equities pulled back on gains, again driven by the macro environment in the second quarter. Heightened concerns over Greece’s potential exit from the Eurozone and growing concerns over the Spanish banking system spilled into U.S. market sentiment, pushing the Russell 1000® Index down 6.15%. Continuing the macro driven themes, U.S. markets rallied in the third quarter off the European Central Bank’s (“ECB”) commitment to purchasing sovereign debt followed by the Federal Reserve’s (the “Fed”) announcement of unlimited purchases of mortgage-backed securities (often described as the third round of “quantitative easing”). These moves alleviated stresses from financial marks and reduced the likelihood of highly negative returns or “tail risk” in global equity markets. U.S equities (represented by the Russell 1000® Index) went on to finish the fiscal year returning 14.97%, positively impacting the Fund’s allocation to dedicated U.S. large cap equity funds.

Policy moves in the both the U.S. and in Europe were also positive for global equities. However, outside the U.S. and Europe, broad non-U.S. developed equities posted lower but positive returns for the year, as the Russell Developed ex-U.S. Large Cap® Index ended the fiscal year up only 4.50%. Japan ended the year down 1.21% as represented by the Russell Developed ex-U.S. Large Cap® Index, partly driven by the Yen’s continued strength, while emerging markets also failed to keep up with the developed markets. Thus, the Fund’s exposure to non-U.S. equity markets through its allocation to dedicated non-U.S. equity funds negatively impacted performance against the Russell 1000® Index.

Macro driven sentiment was also evident in the real estate space. Global REITs (represented by the FTSE/EPRA NAREIT Developed Index) finished the fiscal year up a strong 16.07% and outperformed U.S. large cap equities, which benefited the Fund’s allocation to the Russell Global Real Estate Securities Fund.

In contrast, an allocation to the Russell Commodity Strategies Fund negatively impacted Fund performance. A volatile environment for commodities created a tough year for this Underlying Fund, as commodities returned -4.44% for the fiscal year (as represented by the Dow Jones UBS Commodity Index Total Return) and largely underperformed broader equity and fixed income markets.

In fixed income, a risk on theme drove performance in the market, as investors holding corporate bonds and non-agency mortgage backed securities generally fared well through the year relative to U.S. Treasuries. Overall, the Barclays U.S. Aggregate Bond Index gained 5.25% for the year but lagged riskier assets such as U.S. equities.

2040 Strategy Fund	145

Russell Investment Company

2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

The Fund’s strategic allocation to U.S. equity Underlying Funds detracted from the Fund’s benchmark relative performance. Each of the U.S. equity Underlying Funds underperformed its respective U.S. equity market segment as represented by its primary benchmark. In particular, the Russell U.S. Dynamic Equity, Russell U.S. Defensive Equity and Russell U.S. Core Equity Funds underperformed the Russell 1000® Dynamic Index™, Russell 1000® Defensive Index™ and Russell 1000® Index, respectively, as their consistent underweight to the largest market capitalization stocks versus their benchmarks throughout the year detracted from relative performance in an environment that benefited the largest cap stocks. The Russell U.S. Small Cap Equity Fund’s underperformance was driven by its positioning for a slow U.S. economic recovery in a period where investors reverted between risk aversion and risk attraction, making it a difficult environment for stock selection.

The Fund’s strategic allocation to the Russell International Developed Markets, Russell Global Equity and Russell Emerging Markets Funds detracted from the Fund’s benchmark relative performance, as U.S. equities outperformed non-U.S. equities during the period. From an active management standpoint, performance of these Underlying Funds was mixed. The Russell International Developed Markets Fund outperformed the broad non-U.S. equity market as represented by the Russell Developed ex-U.S. Large Cap™ Index Net, while the Russell Global Equity Fund underperformed the broad global equity market as represented by the Russell Developed Large Cap Net Index. The Russell Emerging Markets Fund outperformed emerging markets as represented by the Russell Emerging Markets® Net Index. An overweight to emerging markets and an underweight to the U.S. detracted from the Russell Global Equity Fund’s relative performance.

The Fund’s strategic allocation to alternative Underlying Funds had mixed effects on performance. The Fund’s allocation to the Russell Global Real Estate Securities Fund was positive, as this Underlying Fund outperformed the Russell 1000® Index and the global real estate market as represented by its respective benchmark. The Fund’s strategic allocation to the Russell Commodity Strategies Fund detracted, as the commodity asset class underperformed the Russell 1000® Index. In addition, the Russell Commodity Strategies Fund underperformed its commodity market benchmark.

The Fund’s strategic allocation to fixed income Underlying Funds was detractive, as the fixed income Underlying Funds underperformed the Russell 1000® Index. This was primarily due to the underperformance of fixed income securities relative to equities during the period. However, from an active management standpoint, the fixed income Underlying Funds generally outperformed their respective fixed income benchmarks. In particular, the Russell Strategic Bond Fund’s outperformance was driven by exposures to non-agency mortgage-backed securities and emerging market debt.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the Russell U.S. Dynamic Equity Fund as an Underlying Fund. The Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the Russell U.S Defensive Equity Fund.

Effective August 15, 2012, RIMCo changed the Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the Fund changed its name to the Russell U.S. Defensive Equity Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

146	2040 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

*	The Fund first issued Class D, E and S Shares on January 3, 2005.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

‡	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

‡‡	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.

‡‡‡	The Fund first issued Class R2 Shares on March 17, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.

‡‡‡‡	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2040 Strategy Fund	147

Russell Investment Company

2040 Strategy Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur ongoing costs, including distribution (12b-1) and/or service fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,010.13	$1,023.88
Expenses Paid During Period*	$1.26	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class E	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,009.12	$1,023.88
Expenses Paid During Period*	$1.26	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,011.85	$1,025.14
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,009.70	$1,023.88
Expenses Paid During Period*	$1.26	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

148	2040 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Shareholder Expense Example, continued — October 31, 2012 (Unaudited)

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,008.25	$1,022.62
Expenses Paid During Period*	$2.52	$2.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class S	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,011.85	$1,025.14
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

2040 Strategy Fund	149

Russell Investment Company

2040 Strategy Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Alternative Funds - 11.0%
Russell Commodity Strategies Fund	862,219	8,226
Russell Global Real Estate Securities Fund	177,992	6,899

		15,125

Domestic Equities - 41.9%
Russell U.S. Core Equity Fund	727,008	21,963
Russell U.S. Defensive Equity Fund	337,104	11,006
Russell U.S. Dynamic Equity Fund	1,618,772	15,815
Russell U.S. Small Cap Equity Fund	373,969	8,964

		57,748

Fixed Income - 10.1%
Russell Strategic Bond Fund	1,213,994	13,840

	Shares	Fair Value $
International Equities - 37.0%
Russell Emerging Markets Fund	345,218	6,200
Russell Global Equity Fund	1,795,527	15,819
Russell International Developed Markets Fund	971,621	28,925

		50,944

Total Investments - 100.0% (identified cost $112,034)		137,657

Other Assets and Liabilities, Net - 0.0%		1

Net Assets - 100.0%		137,658

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

Categories	% of Net Assets

Alternative Funds	11.0
Domestic Equities	41.9
Fixed Income	10.1
International Equities	37.0

Total Investments	100.0
Other Assets and Liabilities, Net	—	*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

150	2040 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$112,034
Investments, at fair value	137,657
Receivables:
Investments sold	25
Fund shares sold	430

Total assets	138,112

Liabilities
Payables:
Fund shares redeemed	434
Accrued fees to affiliates	20

Total liabilities	454

Net Assets	$137,658

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$3
Accumulated net realized gain (loss)	(7,694)
Unrealized appreciation (depreciation) on investments	25,623
Shares of beneficial interest	130
Additional paid-in capital	119,596

Net Assets	$137,658

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.58
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.23
Class A — Net assets	$901,760
Class A — Shares outstanding ($.01 par value)	85,265
Net asset value per share: Class E(#)	$10.57
Class E — Net assets	$979,555
Class E — Shares outstanding ($.01 par value)	92,650
Net asset value per share: Class R1(#)	$10.59
Class R1 — Net assets	$59,224,831
Class R1 — Shares outstanding ($.01 par value)	5,595,117
Net asset value per share: Class R2(#)	$10.58
Class R2 — Net assets	$13,392,855
Class R2 — Shares outstanding ($.01 par value)	1,265,638
Net asset value per share: Class R3(#)	$10.56
Class R3 — Net assets	$38,164,837
Class R3 — Shares outstanding ($.01 par value)	3,614,385
Net asset value per share: Class S(#)	$10.59
Class S — Net assets	$24,993,910
Class S — Shares outstanding ($.01 par value)	2,361,226

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2040 Strategy Fund	151

Russell Investment Company

2040 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$2,585

Expenses
Distribution fees - Class A	2
Distribution fees - Class R3	106
Shareholder servicing fees - Class E	3
Shareholder servicing fees - Class R2	40
Shareholder servicing fees - Class R3	106

Total expenses	257

Net investment income (loss)	2,328

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(296)
Capital gain distributions from Underlying Funds	258

Net realized gain (loss)	(38)
Net change in unrealized appreciation (depreciation) on investments	9,026

Net realized and unrealized gain (loss)	8,988

Net Increase (Decrease) in Net Assets from Operations	$11,316

See accompanying notes which are an integral part of the financial statements.

152	2040 Strategy Fund

Russell Investment Company

2040 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$2,328	$3,591
Net realized gain (loss)	(38)	(893)
Net change in unrealized appreciation (depreciation)	9,026	1,198

Net increase (decrease) in net assets from operations	11,316	3,896

Distributions
From net investment income
Class A	(16)	(22)
Class E	(15)	(313)
Class R1	(1,018)	(1,055)
Class R2	(278)	(706)
Class R3	(568)	(1,044)
Class S	(430)	(452)

Net decrease in net assets from distributions	(2,325)	(3,592)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(35,523)	6,291

Total Net Increase (Decrease) in Net Assets	(26,532)	6,595

Net Assets
Beginning of period	164,190	157,595

End of period	$137,658	$164,190

Undistributed (overdistributed) net investment income included in net assets	$3	$—

See accompanying notes which are an integral part of the financial statements.

2040 Strategy Fund	153

Russell Investment Company

2040 Strategy Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	4	$45	27	$277
Proceeds from reinvestment of distributions	2	16	2	21
Payments for shares redeemed	(28)	(291)	(13)	(136)

Net increase (decrease)	(22)	(230)	16	162

Class E
Proceeds from shares sold	34	344	113	1,147
Proceeds from reinvestment of distributions	2	15	31	313
Payments for shares redeemed	(38)	(372)	(1,726)	(17,796)

Net increase (decrease)	(2)	(13)	(1,582)	(16,336)

Class R1
Proceeds from shares sold	1,608	16,355	2,421	24,940
Proceeds from reinvestment of distributions	104	1,018	104	1,055
Payments for shares redeemed	(1,467)	(15,016)	(902)	(9,220)

Net increase (decrease)	245	2,357	1,623	16,775

Class R2
Proceeds from shares sold	491	4,986	3,197	33,065
Proceeds from reinvestment of distributions	29	278	69	706
Payments for shares redeemed	(2,624)	(25,978)	(3,155)	(33,704)

Net increase (decrease)	(2,104)	(20,714)	111	67

Class R3
Proceeds from shares sold	1,454	14,666	2,054	21,212
Proceeds from reinvestment of distributions	59	568	103	1,044
Payments for shares redeemed	(3,398)	(33,859)	(2,035)	(21,041)

Net increase (decrease)	(1,885)	(18,625)	122	1,215

Class S
Proceeds from shares sold	1,099	11,219	979	10,093
Proceeds from reinvestment of distributions	44	431	45	451
Payments for shares redeemed	(968)	(9,948)	(605)	(6,136)

Net increase (decrease)	175	1,702	419	4,408

Total increase (decrease)	(3,593)	$(35,523)	709	$6,291

See accompanying notes which are an integral part of the financial statements.

154	2040 Strategy Fund

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Russell Investment Company

2040 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(e)		$ Net Realized and Unrealized Gain (Loss)		$ Total from Investment Operations	$ Distributions from Net Investment Income		$ Distributions from Net Realized Gain	$ Return of Capital
Class A
October 31, 2012	9.89	.17		.67		.84	(.15)		—	—
October 31, 2011	9.92	.21		(.02)		.19	(.22)		—	—
October 31, 2010	8.61	.16		1.31		1.47	(.16)		—	—
October 31, 2009	7.49	.10		1.11		1.21	(.09)		—	—
October 31, 2008	13.44	.60	(h)	(5.86	)(h)	(5.26)	(.46	)(h)	(.18)	(.05	)(h)
Class E
October 31, 2012	9.89	.16		.68		.84	(.16)		—	—
October 31, 2011	9.92	.79		(.61)		.18	(.21)		—	—
October 31, 2010	8.62	.16		1.31		1.47	(.17)		—	—
October 31, 2009	7.50	.10		1.11		1.21	(.09)		—	—
October 31, 2008	13.46	.48	(h)	(5.75	)(h)	(5.27)	(.46	)(h)	(.18)	(.05	)(h)
Class R1
October 31, 2012	9.90	.18		.69		.87	(.18)		—	—
October 31, 2011	9.93	.22		—	(i)	.22	(.25)		—	—
October 31, 2010	8.62	.18		1.32		1.50	(.19)		—	—
October 31, 2009	7.50	.11		1.12		1.23	(.11)		—	—
October 31, 2008	13.46	.38	(h)	(5.62	)(h)	(5.24)	(.49	)(h)	(.18)	(.05	)(h)
Class R2
October 31, 2012	9.89	.18		.66		.84	(.15)		—	—
October 31, 2011	9.91	.18		.02		.20	(.22)		—	—
October 31, 2010	8.61	.15		1.31		1.46	(.16)		—	—
October 31, 2009	7.49	.10		1.11		1.21	(.09)		—	—
October 31, 2008	13.46	.15	(h)	(5.42	)(h)	(5.27)	(.47	)(h)	(.18)	(.05	)(h)
Class R3
October 31, 2012	9.87	.14		.67		.81	(.12)		—	—
October 31, 2011	9.90	.19		(.03)		.16	(.19)		—	—
October 31, 2010	8.60	.14		1.30		1.44	(.14)		—	—
October 31, 2009	7.48	.08		1.12		1.20	(.08)		—	—
October 31, 2008	13.43	.53	(h)	(5.81	)(h)	(5.28)	(.44	)(h)	(.18)	(.05	)(h)
Class S
October 31, 2012	9.90	.18		.69		.87	(.18)		—	—
October 31, 2011	9.93	.22		—	(i)	.22	(.25)		—	—
October 31, 2010	8.62	.18		1.32		1.50	(.19)		—	—
October 31, 2009	7.50	.12		1.11		1.23	(.11)		—	—
October 31, 2008	13.46	.40	(h)	(5.64	)(h)	(5.24)	(.49	)(h)	(.18)	(.05	)(h)

See accompanying notes which are an integral part of the financial statements.

156	2040 Strategy Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(g)	% Ratio of Expenses to Average Net Assets, Net(e)(g)	% Ratio of Net Investment Income to Average Net Assets(b)(e)		% Portfolio Turnover Rate

(.15)	10.58	8.69	902	.25	.25	1.71		26
(.22)	9.89	1.86	1,062	.25	.25	2.03		23
(.16)	9.92	17.29	902	.76	.25	1.79		19
(.09)	8.61	16.44	877	.91	.25	1.41		8
(.69)	7.49	(40.84)	944	.84	.25	5.46	(h)	96

(.16)	10.57	8.59	979	.25	.25	1.55		26
(.21)	9.89	1.79	939	.25	.25	7.73		23
(.17)	9.92	17.18	16,638	.75	.25	1.77		19
(.09)	8.62	16.44	7,070	.90	.25	1.33		8
(.69)	7.50	(40.85)	4,523	.85	.25	4.41	(h)	96

(.18)	10.59	8.99	59,225	—	—	1.76		26
(.25)	9.90	2.12	52,962	—	—	2.19		23
(.19)	9.93	17.57	36,998	.49	—	1.94		19
(.11)	8.62	16.71	19,892	.63	—	1.47		8
(.72)	7.50	(40.69)	4,824	.60	—	3.63	(h)	96

(.15)	10.58	8.64	13,393	.25	.25	1.81		26
(.22)	9.89	1.94	33,320	.25	.25	1.70		23
(.16)	9.91	17.19	32,308	.75	.25	1.67		19
(.09)	8.61	16.46	20,226	.90	.25	1.39		8
(.70)	7.49	(40.91)	9,936	.85	.25	1.40	(h)	96

(.12)	10.56	8.39	38,165	.50	.50	1.38		26
(.19)	9.87	1.61	54,269	.50	.50	1.85		23
(.14)	9.90	16.92	53,208	1.00	.50	1.48		19
(.08)	8.60	16.23	42,544	1.15	.50	1.04		8
(.67)	7.48	(41.02)	22,913	1.10	.50	4.91	(h)	96

(.18)	10.59	8.99	24,994	—	—	1.75		26
(.25)	9.90	2.12	21,638	—	—	2.18		23
(.19)	9.93	17.57	17,541	.50	—	1.94		19
(.11)	8.62	16.71	13,004	.65	—	1.56		8
(.72)	7.50	(40.69)	7,249	.61	—	3.82	(h)	96

See accompanying notes which are an integral part of the financial statements.

2040 Strategy Fund	157

Russell Investment Company

2045 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

2045 Strategy Fund - Class R1
	Total Return
1 Year	9.13%
Inception*	1.36	%§

2045 Strategy Fund - Class R2
	Total Return
1 Year	8.82%
Inception*	1.12	%§

2045 Strategy Fund - Class R3
	Total Return
1 Year	8.56%
Inception*	0.84	%§

Russell 1000® Index **
	Total Return
1 Year	14.97%
Inception*	3.92	%§

158	2045 Strategy Fund

Russell Investment Company

2045 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The 2045 Strategy Fund (the “Fund”) is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 31, 2012, consisted of 79.00% equity funds, 10.00% fixed income funds and 11.00% alternative funds. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2045.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the 2045 Strategy Fund’s Class R1, Class R2 and Class R3 Shares gained 9.13%, 8.82% and 8.56%, respectively. This is compared to the Fund’s primary benchmark, the Russell 1000® Index, which gained 14.97% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Mixed Asset Target 2045 Funds Average 10.68%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s underperformance relative to the Russell 1000® Index was due to the Fund’s out-of-benchmark allocations to U.S. small cap equities, non-U.S. equities, fixed income securities and commodity-linked securities, which generally underperformed the U.S. large cap equity market as represented by the Russell 1000® Index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The underperformance of U.S. small cap equities, non-U.S. equities, commodity-linked securities and fixed income securities relative to U.S. large cap equities, as represented by the Fund’s Russell 1000® Index benchmark, was a headwind for the Fund’s benchmark relative performance.

In the U.S., the equity market was dominated by macroeconomic drivers. The U.S. equity market started the fiscal year volatile, in response to growing concerns over the European Debt Crisis signaled by rising Italian bond yields in November. However, U.S. equity markets moved marginally up in December, supported by improving U.S. unemployment and declining year-over-year inflation. In the first quarter of 2012, the Russell 1000® Index returned 12.90% primarily driven by positive U.S. gross domestic product growth and an encouraging drop in the headline unemployment rate. Following a strong first quarter, U.S. equities pulled back on gains, again driven by the macro environment in the second quarter. Heightened concerns over Greece’s potential exit from the Eurozone and growing concerns over the Spanish banking system spilled into U.S. market sentiment, pushing the Russell 1000® Index down 6.15%. Continuing the macro driven themes, U.S. markets rallied in the third quarter off the European Central Bank’s (“ECB”) commitment to purchasing sovereign debt followed by the Federal Reserve’s (the “Fed”) announcement of unlimited purchases of mortgage-backed securities (often described as the third round of “quantitative easing”). These moves alleviated stresses from financial marks and reduced the likelihood of highly negative returns or “tail risk” in global equity markets. U.S equities (represented by the Russell 1000® Index) went on to finish the fiscal year returning 14.97%, positively impacting the Fund’s allocation to dedicated U.S. large cap equity funds.

Policy moves in the both the U.S. and in Europe were also positive for global equities. However, outside the U.S. and Europe, broad non-U.S. developed equities posted lower but positive returns for the year, as the Russell Developed ex-U.S. Large Cap® Index ended the fiscal year up only 4.50%. Japan ended the year down 1.21% as represented by the Russell Developed ex-U.S. Large Cap® Index, partly driven by the Yen’s continued strength, while emerging markets also failed to keep up with the developed markets. Thus, the Fund’s exposure to non-U.S. equity markets through its allocation to dedicated non-U.S. equity funds negatively impacted performance against the Russell 1000® Index.

Macro driven sentiment was also evident in the real estate space. Global REITs (represented by the FTSE/EPRA NAREIT Developed Index) finished the fiscal year up a strong 16.07% and outperformed U.S. large cap equities, which benefited the Fund’s allocation to the Russell Global Real Estate Securities Fund.

In contrast, an allocation to the Russell Commodity Strategies Fund negatively impacted Fund performance. A volatile environment for commodities created a tough year for this Underlying Fund, as commodities returned -4.44% for the fiscal year (as represented by the Dow Jones UBS Commodity Index Total Return) and largely underperformed broader equity and fixed income markets.

In fixed income, a risk on theme drove performance in the market, as investors holding corporate bonds and non-agency mortgage backed securities generally fared well through the year relative to U.S. Treasuries. Overall, the Barclays U.S. Aggregate Bond Index gained 5.25% for the year but lagged riskier assets such as U.S. equities.

2045 Strategy Fund	159

Russell Investment Company

2045 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

The Fund’s strategic allocation to U.S. equity Underlying Funds detracted from the Fund’s benchmark relative performance. Each of the U.S. equity Underlying Funds underperformed its respective U.S. equity market segment as represented by its primary benchmark. In particular, the Russell U.S. Dynamic Equity, Russell U.S. Defensive Equity and Russell U.S. Core Equity Funds underperformed the Russell 1000® Dynamic Index™, Russell 1000® Defensive Index™ and Russell 1000® Index, respectively, as their consistent underweight to the largest market capitalization stocks versus their benchmarks throughout the year detracted from relative performance in an environment that benefited the largest cap stocks. The Russell U.S. Small Cap Equity Fund’s underperformance was driven by its positioning for a slow U.S. economic recovery in a period where investors reverted between risk aversion and risk attraction, making it a difficult environment for stock selection.

The Fund’s strategic allocation to the Russell International Developed Markets, Russell Global Equity and Russell Emerging Markets Funds detracted from the Fund’s benchmark relative performance, as U.S. equities outperformed non-U.S. equities during the period. From an active management standpoint, performance of these Underlying Funds was mixed. The Russell International Developed Markets Fund outperformed the broad non-U.S. equity market as represented by the Russell Developed ex-U.S. Large Cap™ Index Net, while the Russell Global Equity Fund underperformed the broad global equity market as represented by the Russell Developed Large Cap Net Index. The Russell Emerging Markets Fund outperformed emerging markets as represented by the Russell Emerging Markets® Net Index. An overweight to emerging markets and an underweight to the U.S. detracted from the Russell Global Equity Fund’s relative performance.

The Fund’s strategic allocation to alternative Underlying Funds had mixed effects on performance. The Fund’s allocation to the Russell Global Real Estate Securities Fund was positive, as this Underlying Fund outperformed the Russell 1000® Index and the global real estate market as represented by its respective benchmark. The Fund’s strategic allocation to the Russell Commodity Strategies Fund detracted, as the commodity asset class underperformed the Russell 1000® Index. In addition, the Russell Commodity Strategies Fund underperformed its commodity market benchmark.

The Fund’s strategic allocation to fixed income Underlying Funds was detractive, as the fixed income Underlying Funds underperformed the Russell 1000® Index. This was primarily due to the underperformance of fixed income securities relative to equities during the period. However, from an active management standpoint, the fixed income Underlying Funds generally outperformed their respective fixed income benchmarks. In particular, the Russell Strategic Bond Fund’s outperformance was driven by exposures to non-agency mortgage-backed securities and emerging market debt.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the Russell U.S. Dynamic Equity Fund as an Underlying Fund. The Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the Russell U.S Defensive Equity Fund.

Effective August 15, 2012, RIMCo changed the Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the Fund changed its name to the Russell U.S. Defensive Equity Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

160	2045 Strategy Fund

Russell Investment Company

2045 Strategy Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur ongoing costs, including distribution (12b-1) and/or service fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,014.04	$1,025.14
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,012.27	$1,023.88
Expenses Paid During Period*	$1.26	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,010.81	$1,022.62
Expenses Paid During Period*	$2.53	$2.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2045 Strategy Fund	161

Russell Investment Company

2045 Strategy Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Alternative Funds - 11.0%
Russell Commodity Strategies Fund	73,963	706
Russell Global Real Estate Securities Fund	15,228	590

		1,296

Domestic Equities - 42.0%
Russell U.S. Core Equity Fund	62,374	1,884
Russell U.S. Defensive Equity Fund	28,895	943
Russell U.S. Dynamic Equity Fund	138,847	1,357
Russell U.S. Small Cap Equity Fund	32,009	767

		4,951

Fixed Income - 10.0%
Russell Strategic Bond Fund	103,487	1,180

International Equities - 37.0%
Russell Emerging Markets Fund	29,576	531
Russell Global Equity Fund	153,945	1,356
Russell International Developed Markets Fund	83,222	2,478

		4,365

Total Investments - 100.0% (identified cost $9,875)		11,792

Other Assets and Liabilities, Net - (0.0%)		(2)

Net Assets - 100.0%		11,790

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

Categories	% of Net Assets

Alternative Funds	11.0
Domestic Equities	42.0
Fixed Income	10.0
International Equities	37.0

Total Investments	100.0
Other Assets and Liabilities, Net	(—	*)

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

162	2045 Strategy Fund

Russell Investment Company

2045 Strategy Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$9,875
Investments, at fair value	11,792
Receivables:
Investments sold	14
Fund shares sold	24

Total assets	11,830

Liabilities
Payables:
Fund shares redeemed	38
Accrued fees to affiliates	2

Total liabilities	40

Net Assets	$11,790

Net Assets Consist of:
Accumulated net realized gain (loss)	$83
Unrealized appreciation (depreciation) on investments	1,917
Shares of beneficial interest	13
Additional paid-in capital	9,777

Net Assets	$11,790

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$9.29
Class R1 — Net assets	$5,390,744
Class R1 — Shares outstanding ($.01 par value)	580,541
Net asset value per share: Class R2(#)	$9.30
Class R2 — Net assets	$2,796,168
Class R2 — Shares outstanding ($.01 par value)	300,705
Net asset value per share: Class R3(#)	$9.27
Class R3 — Net assets	$3,603,483
Class R3 — Shares outstanding ($.01 par value)	388,771

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2045 Strategy Fund	163

Russell Investment Company

2045 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$198

Expenses
Distribution fees - Class R3	9
Shareholder servicing fees - Class R2	7
Shareholder servicing fees - Class R3	9

Total expenses	25

Net investment income (loss)	173

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	148
Capital gain distributions from Underlying Funds	19

Net realized gain (loss)	167
Net change in unrealized appreciation (depreciation) on investments	540

Net realized and unrealized gain (loss)	707

Net Increase (Decrease) in Net Assets from Operations	$880

See accompanying notes which are an integral part of the financial statements.

164	2045 Strategy Fund

Russell Investment Company

2045 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$173	$245
Net realized gain (loss)	167	597
Net change in unrealized appreciation (depreciation)	540	(147)

Net increase (decrease) in net assets from operations	880	695

Distributions
From net investment income
Class R1	(82)	(68)
Class R2	(43)	(130)
Class R3	(47)	(47)
From net realized gain
Class R1	(177)	—
Class R2	(127)	—
Class R3	(164)	—

Net decrease in net assets from distributions	(640)	(245)

Share Transactions*
Net increase (decrease) in net assets from share transactions	1,597	(1,683)

Total Net Increase (Decrease) in Net Assets	1,837	(1,233)

Net Assets
Beginning of period	9,953	11,186

End of period	$11,790	$9,953

See accompanying notes which are an integral part of the financial statements.

2045 Strategy Fund	165

Russell Investment Company

2045 Strategy Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	505	$4,567	398	$3,758
Proceeds from reinvestment of distributions	31	260	8	69
Payments for shares redeemed	(372)	(3,339)	(246)	(2,405)

Net increase (decrease)	164	1,488	160	1,422

Class R2
Proceeds from shares sold	146	1,315	415	3,995
Proceeds from reinvestment of distributions	20	170	14	130
Payments for shares redeemed	(157)	(1,359)	(872)	(8,639)

Net increase (decrease)	9	126	(443)	(4,514)

Class R3
Proceeds from shares sold	276	2,483	258	2,418
Proceeds from reinvestment of distributions	25	211	5	47
Payments for shares redeemed	(299)	(2,711)	(112)	(1,056)

Net increase (decrease)	2	(17)	151	1,409

Total increase (decrease)	175	$1,597	(132)	$(1,683)

See accompanying notes which are an integral part of the financial statements.

166	2045 Strategy Fund

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Russell Investment Company

2045 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Class R1
October 31, 2012	9.10	.14	.62	.76	(.16)	(.41)	—
October 31, 2011	9.13	.20	— (i)	.20	(.23)	—	—
October 31, 2010	7.93	.17	1.20	1.37	(.17)	—	—
October 31, 2009	6.87	.10	1.05	1.15	(.09)	—	—
October 31, 2008(1)	10.00	.07	(3.10)	(3.03)	(.06)	—	(.04)
Class R2
October 31, 2012	9.11	.14	.60	.74	(.14)	(.41)	—
October 31, 2011	9.12	.23	(.05)	.18	(.19)	—	—
October 31, 2010	7.92	.13	1.22	1.35	(.15)	—	—
October 31, 2009	6.87	.07	1.05	1.12	(.07)	—	—
October 31, 2008(1)	10.00	.07	(3.11)	(3.04)	(.06)	—	(.03)
Class R3
October 31, 2012	9.08	.12	.60	.72	(.12)	(.41)	—
October 31, 2011	9.11	.15	— (i)	.15	(.18)	—	—
October 31, 2010	7.91	.10	1.23	1.33	(.13)	—	—
October 31, 2009	6.87	.06	1.04	1.10	(.06)	—	—
October 31, 2008(1)	10.00	.06	(3.12)	(3.06)	(.04)	—	(.03)

See accompanying notes which are an integral part of the financial statements.

168	2045 Strategy Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(b)(c)(e)	% Portfolio Turnover Rate(c)

(.57)	9.29	9.13	5,391	—	—	1.59	57
(.23)	9.10	2.12	3,791	—	—	2.06	77
(.17)	9.13	17.47	2,347	1.58	—	2.02	31
(.09)	7.93	17.10	2,053	4.28	—	1.48	20
(.10)	6.87	(30.60)	660	6.27	—	.72	34

(.55)	9.30	8.82	2,796	.25	.25	1.58	57
(.19)	9.11	1.98	2,651	.25	.25	2.37	77
(.15)	9.12	17.23	6,692	1.79	.25	1.53	31
(.07)	7.92	16.73	2,220	4.48	.25	1.02	20
(.09)	6.87	(30.71)	70	8.21	.25	.74	34

(.53)	9.27	8.56	3,603	.50	.50	1.30	57
(.18)	9.08	1.64	3,511	.50	.50	1.55	77
(.13)	9.11	17.00	2,147	2.03	.50	1.13	31
(.06)	7.91	16.36	702	4.81	.50	.88	20
(.07)	6.87	(30.82)	72	8.43	.50	.60	34

See accompanying notes which are an integral part of the financial statements.

2045 Strategy Fund	169

Russell Investment Company

2050 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

2050 Strategy Fund - Class R1
	Total Return
1 Year	9.00%
Inception*	1.75	%§

2050 Strategy Fund - Class R2
	Total Return
1 Year	8.82%
Inception*	1.48	%§

2050 Strategy Fund - Class R3
	Total Return
1 Year	8.50%
Inception*	1.24	%§

Russell 1000® Index **
	Total Return
1 Year	14.97%
Inception*	3.92	%§

170	2050 Strategy Fund

Russell Investment Company

2050 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The 2050 Strategy Fund (the “Fund”) is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 31, 2012, consisted of 79.00% equity funds, 10.00% fixed income funds and 11.00% alternative funds. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2050.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the 2050 Strategy Fund’s Class R1, Class R2 and Class R3 Shares gained 9.00%, 8.82% and 8.50%, respectively. This is compared to the Fund’s primary benchmark, the Russell 1000® Index, which gained 14.97% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Mixed Asset Target 2050+ Funds Average gained 10.01%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s underperformance relative to the Russell 1000® Index was due to the Fund’s out-of-benchmark allocations to U.S. small cap equities, non-U.S. equities, fixed income securities and commodity-linked securities, which generally underperformed the U.S. large cap equity market as represented by the Russell 1000® Index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The underperformance of U.S. small cap equities, non-U.S. equities, commodity-linked securities and fixed income securities relative to U.S. large cap equities, as represented by the Fund’s Russell 1000® Index benchmark, was a headwind for the Fund’s benchmark relative performance.

In the U.S., the equity market was dominated by macroeconomic drivers. The U.S. equity market started the fiscal year volatile, in response to growing concerns over the European Debt Crisis signaled by rising Italian bond yields in November. However, U.S. equity markets moved marginally up in December, supported by improving U.S. unemployment and declining year-over-year inflation. In the first quarter of 2012, the Russell 1000® Index returned 12.90% primarily driven by positive U.S. gross domestic product growth and an encouraging drop in the headline unemployment rate. Following a strong first quarter, U.S. equities pulled back on gains, again driven by the macro environment in the second quarter. Heightened concerns over Greece’s potential exit from the Eurozone and growing concerns over the Spanish banking system spilled into U.S. market sentiment, pushing the Russell 1000® Index down 6.15%. Continuing the macro driven themes, U.S. markets rallied in the third quarter off the European Central Bank’s (“ECB”) commitment to purchasing sovereign debt followed by the Federal Reserve’s (the “Fed”) announcement of unlimited purchases of mortgage-backed securities (often described as the third round of “quantitative easing”). These moves alleviated stresses from financial marks and reduced the likelihood of highly negative returns or “tail risk” in global equity markets. U.S equities (represented by the Russell 1000® Index) went on to finish the fiscal year returning 14.97%, positively impacting the Fund’s allocation to dedicated U.S. large cap equity funds.

Policy moves in the both the U.S. and in Europe were also positive for global equities. However, outside the U.S. and Europe, broad non-U.S. developed equities posted lower but positive returns for the year, as the Russell Developed ex-U.S. Large Cap® Index ended the fiscal year up only 4.50%. Japan ended the year down 1.21% as represented by the Russell Developed ex-U.S. Large Cap® Index, partly driven by the Yen’s continued strength, while emerging markets also failed to keep up with the developed markets. Thus, the Fund’s exposure to non-U.S. equity markets through its allocation to dedicated non-U.S. equity funds negatively impacted performance against the Russell 1000® Index.

Macro driven sentiment was also evident in the real estate space. Global REITs (represented by the FTSE/EPRA NAREIT Developed Index) finished the fiscal year up a strong 16.07% and outperformed U.S. large cap equities, which benefited the Fund’s allocation to the Russell Global Real Estate Securities Fund.

In contrast, an allocation to the Russell Commodity Strategies Fund negatively impacted Fund performance. A volatile environment for commodities created a tough year for this Underlying Fund, as commodities returned -4.44% for the fiscal year (as represented by the Dow Jones UBS Commodity Index Total Return) and largely underperformed broader equity and fixed income markets.

In fixed income, a risk on theme drove performance in the market, as investors holding corporate bonds and non-agency mortgage backed securities generally fared well through the year relative to U.S. Treasuries. Overall, the Barclays U.S. Aggregate Bond Index gained 5.25% for the year but lagged riskier assets such as U.S. equities.

2050 Strategy Fund	171

Russell Investment Company

2050 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

The Fund’s strategic allocation to U.S. equity Underlying Funds detracted from the Fund’s benchmark relative performance. Each of the U.S. equity Underlying Funds underperformed its respective U.S. equity market segment as represented by its primary benchmark. In particular, the Russell U.S. Dynamic Equity, Russell U.S. Defensive Equity and Russell U.S. Core Equity Funds underperformed the Russell 1000® Dynamic Index™, Russell 1000® Defensive Index™ and Russell 1000® Index, respectively, as their consistent underweight to the largest market capitalization stocks versus their benchmarks throughout the year detracted from relative performance in an environment that benefited the largest cap stocks. The Russell U.S. Small Cap Equity Fund’s underperformance was driven by its positioning for a slow U.S. economic recovery in a period where investors reverted between risk aversion and risk attraction, making it a difficult environment for stock selection.

The Fund’s strategic allocation to the Russell International Developed Markets, Russell Global Equity and Russell Emerging Markets Funds detracted from the Fund’s benchmark relative performance, as U.S. equities outperformed non-U.S. equities during the period. From an active management standpoint, performance of these Underlying Funds was mixed. The Russell International Developed Markets Fund outperformed the broad non-U.S. equity market as represented by the Russell Developed ex-U.S. Large Cap™ Index Net, while the Russell Global Equity Fund underperformed the broad global equity market as represented by the Russell Developed Large Cap Net Index. The Russell Emerging Markets Fund outperformed emerging markets as represented by the Russell Emerging Markets® Net Index. An overweight to emerging markets and an underweight to the U.S. detracted from the Russell Global Equity Fund’s relative performance.

The Fund’s strategic allocation to alternative Underlying Funds had mixed effects on performance. The Fund’s allocation to the Russell Global Real Estate Securities Fund was positive, as this Underlying Fund outperformed the Russell 1000® Index and the global real estate market as represented by its respective benchmark. The Fund’s strategic allocation to the Russell Commodity Strategies Fund detracted, as the commodity asset class underperformed the Russell 1000® Index. In addition, the Russell Commodity Strategies Fund underperformed its commodity market benchmark.

The Fund’s strategic allocation to fixed income Underlying Funds was detractive, as the fixed income Underlying Funds underperformed the Russell 1000® Index. This was primarily due to the underperformance of fixed income securities relative to equities during the period. However, from an active management standpoint, the fixed income Underlying Funds generally outperformed their respective fixed income benchmarks. In particular, the Russell Strategic Bond Fund’s outperformance was driven by exposures to non-agency mortgage-backed securities and emerging market debt.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the Russell U.S. Dynamic Equity Fund as an Underlying Fund. The Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the Russell U.S Defensive Equity Fund.

Effective August 15, 2012, RIMCo changed the Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the Fund changed its name to the Russell U.S. Defensive Equity Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

172	2050 Strategy Fund

Russell Investment Company

2050 Strategy Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur ongoing costs, including distribution (12b-1) and/or service fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,012.05	$1,025.14
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,011.62	$1,023.88
Expenses Paid During Period*	$1.26	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,009.76	$1,022.62
Expenses Paid During Period*	$2.53	$2.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2050 Strategy Fund	173

Russell Investment Company

2050 Strategy Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Alternative Funds - 11.0%
Russell Commodity Strategies Fund	93,191	889
Russell Global Real Estate Securities Fund	19,222	745

		1,634

Domestic Equities - 42.0%
Russell U.S. Core Equity Fund	78,590	2,374
Russell U.S. Defensive Equity Fund	36,430	1,190
Russell U.S. Dynamic Equity Fund	175,042	1,710
Russell U.S. Small Cap Equity Fund	40,402	968

		6,242

Fixed Income - 10.0%
Russell Strategic Bond Fund	130,855	1,492

	Shares	Fair Value $
International Equities - 37.0%
Russell Emerging Markets Fund	37,312	670
Russell Global Equity Fund	194,046	1,710
Russell International Developed Markets Fund	104,979	3,125

		5,505

Total Investments - 100.0% (identified cost $11,422)		14,873

Other Assets and Liabilities, Net - (0.0%)		(2)

Net Assets - 100.0%		14,871

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

Categories	% of Net Assets

Alternative Funds	11.0
Domestic Equities	42.0
Fixed Income	10.0
International Equities	37.0

Total Investments	100.0
Other Assets and Liabilities, Net	(—	*)

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

174	2050 Strategy Fund

Russell Investment Company

2050 Strategy Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$11,422
Investments, at fair value	14,873
Receivables:
Investments sold	8
Fund shares sold	38

Total assets	14,919

Liabilities
Payables:
Fund shares redeemed	46
Accrued fees to affiliates	2

Total liabilities	48

Net Assets	$14,871

Net Assets Consist of:
Accumulated net realized gain (loss)	$(51)
Unrealized appreciation (depreciation) on investments	3,451
Shares of beneficial interest	19
Additional paid-in capital	11,452

Net Assets	$14,871

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$7.84
Class R1 — Net assets	$8,730,953
Class R1 — Shares outstanding ($.01 par value)	1,113,533
Net asset value per share: Class R2(#)	$7.85
Class R2 — Net assets	$2,658,464
Class R2 — Shares outstanding ($.01 par value)	338,586
Net asset value per share: Class R3(#)	$7.84
Class R3 — Net assets	$3,481,832
Class R3 — Shares outstanding ($.01 par value)	444,213

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2050 Strategy Fund	175

Russell Investment Company

2050 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$260

Expenses
Distribution fees - Class R3	10
Shareholder servicing fees - Class R2	6
Shareholder servicing fees - Class R3	10

Total expenses	26

Net investment income (loss)	234

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	33
Capital gain distributions from Underlying Funds	24

Net realized gain (loss)	57
Net change in unrealized appreciation (depreciation) on investments	463

Net realized and unrealized gain (loss)	520

Net Increase (Decrease) in Net Assets from Operations	$754

See accompanying notes which are an integral part of the financial statements.

176	2050 Strategy Fund

Russell Investment Company

2050 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$234	$449
Net realized gain (loss)	57	2,662
Net change in unrealized appreciation (depreciation)	463	(1,445)

Net increase (decrease) in net assets from operations	754	1,666

Distributions
From net investment income
Class R1	(142)	(85)
Class R2	(37)	(286)
Class R3	(55)	(78)
From net realized gain
Class R1	(1,220)	(5)
Class R2	(452)	(26)
Class R3	(881)	(7)

Net decrease in net assets from distributions	(2,787)	(487)

Share Transactions*
Net increase (decrease) in net assets from share transactions	3,758	(9,796)

Total Net Increase (Decrease) in Net Assets	1,725	(8,617)

Net Assets
Beginning of period	13,146	21,763

End of period	$14,871	$13,146

See accompanying notes which are an integral part of the financial statements.

2050 Strategy Fund	177

Russell Investment Company

2050 Strategy Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	1,389	$10,720	519	$4,958
Proceeds from reinvestment of distributions	193	1,362	9	90
Payments for shares redeemed	(1,107)	(8,083)	(156)	(1,531)

Net increase (decrease)	475	3,999	372	3,517

Class R2
Proceeds from shares sold	175	1,360	605	5,890
Proceeds from reinvestment of distributions	69	489	33	312
Payments for shares redeemed	(167)	(1,272)	(2,071)	(20,752)

Net increase (decrease)	77	577	(1,433)	(14,550)

Class R3
Proceeds from shares sold	347	2,701	618	5,800
Proceeds from reinvestment of distributions	134	936	9	85
Payments for shares redeemed	(568)	(4,455)	(496)	(4,648)

Net increase (decrease)	(87)	(818)	131	1,237

Total increase (decrease)	465	$3,758	(930)	$(9,796)

See accompanying notes which are an integral part of the financial statements.

178	2050 Strategy Fund

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Russell Investment Company

2050 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Class R1
October 31, 2012	9.19	.11	.48	.59	(.16)	(1.78)	—
October 31, 2011	9.22	.18	.04	.22	(.23)	(.02)	—
October 31, 2010	8.03	.14	1.24	1.38	(.17)	(.02)	—
October 31, 2009	6.98	.10	1.05	1.15	(.10)	—	—
October 31, 2008(1)	10.00	.09	(2.99)	(2.90)	(.08)	—	(.04)
Class R2
October 31, 2012	9.19	.12	.46	.58	(.14)	(1.78)	—
October 31, 2011	9.21	.25	(.07)	.18	(.18)	(.02)	—
October 31, 2010	8.02	.14	1.22	1.36	(.15)	(.02)	—
October 31, 2009	6.98	.09	1.04	1.13	(.09)	—	—
October 31, 2008(1)	10.00	.07	(2.98)	(2.91)	(.08)	—	(.03)
Class R3
October 31, 2012	9.18	.11	.44	.55	(.11)	(1.78)	—
October 31, 2011	9.21	.16	.01	.17	(.18)	(.02)	—
October 31, 2010	8.02	.10	1.24	1.34	(.13)	(.02)	—
October 31, 2009	6.99	.05	1.05	1.10	(.07)	—	—
October 31, 2008(1)	10.00	.06	(2.98)	(2.92)	(.06)	—	(.03)

See accompanying notes which are an integral part of the financial statements.

180	2050 Strategy Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(b)(c)(e)	% Portfolio Turnover Rate(c)

(1.94)	7.84	9.00	8,731	—	—	1.44	78
(.25)	9.19	2.28	5,861	—	—	1.92	72
(.19)	9.22	17.46	2,454	.93	—	1.58	28
(.10)	8.03	17.32	490	2.39	—	1.41	20
(.12)	6.98	(29.54)	71	21.57	—	.90	6

(1.92)	7.85	8.82	2,658	.25	.25	1.52	78
(.20)	9.19	1.96	2,408	.25	.25	2.61	72
(.17)	9.21	17.20	15,616	1.21	.25	1.62	28
(.09)	8.02	16.95	8,959	1.95	.25	1.28	20
(.11)	6.98	(29.65)	71	21.83	.25	.76	6

(1.89)	7.84	8.50	3,482	.50	.50	1.43	78
(.20)	9.18	1.78	4,877	.50	.50	1.65	72
(.15)	9.21	16.94	3,693	1.45	.50	1.23	28
(.07)	8.02	16.66	1,436	2.34	.50	.77	20
(.09)	6.99	(29.77)	71	22.08	.50	.61	6

See accompanying notes which are an integral part of the financial statements.

2050 Strategy Fund	181

Russell Investment Company

2055 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

2055 Strategy Fund - Class R1
	Total Return
1 Year	8.92%
Inception*	3.00	%§

2055 Strategy Fund - Class R2
	Total Return
1 Year	8.64%
Inception*	2.72	%§

2055 Strategy Fund - Class R3
	Total Return
1 Year	8.41%
Inception*	2.50	%§

Russell 1000® Index **
	Total Return
1 Year	14.97%
Inception*	8.45	%§

182	2055 Strategy Fund

Russell Investment Company

2055 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The 2055 Strategy Fund (the “Fund”) is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Fund seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 31, 2012, consisted of 79.00% equity funds, 10.00% fixed income funds and 11.00% alternative funds. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2055.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, the 2055 Strategy Fund’s Class R1, Class R2 and Class R3 Shares gained 8.92%, 8.64% and 8.41%, respectively. This is compared to the Fund’s primary benchmark, the Russell 1000® Index, which gained 14.97% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Mixed Asset Target 2050+ Funds Average gained 10.01%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s underperformance relative to the Russell 1000® Index was due to the Fund’s out-of-benchmark allocations to U.S. small cap equities, non-U.S. equities, fixed income securities and commodity-linked securities, which generally underperformed the U.S. large cap equity market as represented by the Russell 1000® Index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The underperformance of U.S. small cap equities, non-U.S. equities, commodity-linked securities and fixed income securities relative to U.S. large cap equities, as represented by the Fund’s Russell 1000® Index benchmark, was a headwind for the Fund’s benchmark relative performance.

In the U.S., the equity market was dominated by macroeconomic drivers. The U.S. equity market started the fiscal year volatile, in response to growing concerns over the European Debt Crisis signaled by rising Italian bond yields in November. However, U.S. equity markets moved marginally up in December, supported by improving U.S. unemployment and declining year-over-year inflation. In the first quarter of 2012, the Russell 1000® Index returned 12.90% primarily driven by positive U.S. gross domestic product growth and an encouraging drop in the headline unemployment rate. Following a strong first quarter, U.S. equities pulled back on gains, again driven by the macro environment in the second quarter. Heightened concerns over Greece’s potential exit from the Eurozone and growing concerns over the Spanish banking system spilled into U.S. market sentiment, pushing the Russell 1000® Index down 6.15%. Continuing the macro driven themes, U.S. markets rallied in the third quarter off the European Central Bank’s (“ECB”) commitment to purchasing sovereign debt followed by the Federal Reserve’s (the “Fed”) announcement of unlimited purchases of mortgage-backed securities (often described as the third round of “quantitative easing”). These moves alleviated stresses from financial marks and reduced the likelihood of highly negative returns or “tail risk” in global equity markets. U.S equities (represented by the Russell 1000® Index) went on to finish the fiscal year returning 14.97%, positively impacting the Fund’s allocation to dedicated U.S. large cap equity funds.

Policy moves in the both the U.S. and in Europe were also positive for global equities. However, outside the U.S. and Europe, broad non-U.S. developed equities posted lower but positive returns for the year, as the Russell Developed ex-U.S. Large Cap® Index ended the fiscal year up only 4.50%. Japan ended the year down 1.21% as represented by the Russell Developed ex-U.S. Large Cap® Index, partly driven by the Yen’s continued strength, while emerging markets also failed to keep up with the developed markets. Thus, the Fund’s exposure to non-U.S. equity markets through its allocation to dedicated non-U.S. equity funds negatively impacted performance against the Russell 1000® Index.

Macro driven sentiment was also evident in the real estate space. Global REITs (represented by the FTSE/EPRA NAREIT Developed Index) finished the fiscal year up a strong 16.07% and outperformed U.S. large cap equities, which benefited the Fund’s allocation to the Russell Global Real Estate Securities Fund.

In contrast, an allocation to the Russell Commodity Strategies Fund negatively impacted Fund performance. A volatile environment for commodities created a tough year for this Underlying Fund, as commodities returned -4.44% for the fiscal year (as represented by the Dow Jones UBS Commodity Index Total Return) and largely underperformed broader equity and fixed income markets.

In fixed income, a risk on theme drove performance in the market, as investors holding corporate bonds and non-agency mortgage backed securities generally fared well through the year relative to U.S. Treasuries. Overall, the Barclays U.S. Aggregate Bond Index gained 5.25% for the year but lagged riskier assets such as U.S. equities.

2055 Strategy Fund	183

Russell Investment Company

2055 Strategy Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

The Fund’s strategic allocation to U.S. equity Underlying Funds detracted from the Fund’s benchmark relative performance. Each of the U.S. equity Underlying Funds underperformed its respective U.S. equity market segment as represented by its primary benchmark. In particular, the Russell U.S. Dynamic Equity, Russell U.S. Defensive Equity and Russell U.S. Core Equity Funds underperformed the Russell 1000® Dynamic Index™, Russell 1000® Defensive Index™, and Russell 1000® Index, respectively, as their consistent underweight to the largest market capitalization stocks versus their benchmarks throughout the year detracted from relative performance in an environment that benefited the largest cap stocks. The Russell U.S. Small Cap Equity Fund’s underperformance was driven by its positioning for a slow U.S. economic recovery in a period where investors reverted between risk aversion and risk attraction, making it a difficult environment for stock selection.

The Fund’s strategic allocation to the Russell International Developed Markets, Russell Global Equity and Russell Emerging Markets Funds detracted from the Fund’s benchmark relative performance, as U.S. equities outperformed non-U.S. equities during the period. From an active management standpoint, performance of these Underlying Funds was mixed. The Russell International Developed Markets Fund outperformed the broad non-U.S. equity market as represented by the Russell Developed ex-U.S. Large Cap™ Index Net, while the Russell Global Equity Fund underperformed the broad global equity market as represented by the Russell Developed Large Cap Net Index. The Russell Emerging Markets Fund outperformed emerging markets as represented by the Russell Emerging Markets® Net Index. An overweight to emerging markets and an underweight to the U.S. detracted from the Russell Global Equity Fund’s relative performance.

The Fund’s strategic allocation to alternative Underlying Funds had mixed effects on performance. The Fund’s allocation to the Russell Global Real Estate Securities Fund was positive, as this Underlying Fund outperformed the Russell 1000® Index and the global real estate market as represented by its respective benchmark. The Fund’s strategic allocation to the Russell Commodity Strategies Fund detracted, as the commodity asset class underperformed the Russell 1000® Index. In addition, the Russell Commodity Strategies Fund underperformed its commodity market benchmark.

The Fund’s strategic allocation to fixed income Underlying Funds was detractive, as the fixed income Underlying Funds underperformed the Russell 1000® Index. This was primarily due to the underperformance of fixed income securities relative to equities during the period. However, from an active management standpoint, the fixed income Underlying Funds generally outperformed their respective fixed income benchmarks. In particular, the Russell Strategic Bond Fund’s outperformance was driven by exposures to non-agency mortgage-backed securities and emerging market debt.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the Russell U.S. Dynamic Equity Fund as an Underlying Fund. The Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the Russell U.S Defensive Equity Fund.

Effective August 15, 2012, RIMCo changed the Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the Fund changed its name to the Russell U.S. Defensive Equity Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class R1, R2 and R3 Shares on December 31, 2010.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

184	2055 Strategy Fund

Russell Investment Company

2055 Strategy Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur ongoing costs, including distribution (12b-1) and/or service fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,011.90	$1,025.14
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,010.37	$1,023.88
Expenses Paid During Period*	$1.26	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,009.10	$1,022.62
Expenses Paid During Period*	$2.53	$2.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2055 Strategy Fund	185

Russell Investment Company

2055 Strategy Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 100.1%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Alternative Funds - 11.0%
Russell Commodity Strategies Fund	8,568	82
Russell Global Real Estate Securities Fund	1,757	68

		150

Domestic Equities - 42.0%
Russell U.S. Core Equity Fund	7,215	218
Russell U.S. Defensive Equity Fund	3,338	109
Russell U.S. Dynamic Equity Fund	16,035	157
Russell U.S. Small Cap Equity Fund	3,694	88

		572

Fixed Income - 10.0%
Russell Strategic Bond Fund	11,950	136

	Shares	Fair Value $
International Equities - 37.1%
Russell Emerging Markets Fund	3,413	61
Russell Global Equity Fund	17,782	157
Russell International Developed Markets Fund	9,610	286

		504

Total Investments - 100.1% (identified cost $1,284)		1,362

Other Assets and Liabilities, Net - (0.1%)		(1)

Net Assets - 100.0%		1,361

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

Categories	% of Net Assets

Alternative Funds	11.0
Domestic Equities	42.0
Fixed Income	10.0
International Equities	37.1

Total Investments	100.1
Other Assets and Liabilities, Net	(0.1)

100.0

See accompanying notes which are an integral part of the financial statements.

186	2055 Strategy Fund

Russell Investment Company

2055 Strategy Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$1,284
Investments, at fair value	1,362
Receivables:
Investments sold	12
Fund shares sold	2

Total assets	1,376

Liabilities
Payables:
Fund shares redeemed	14
Accrued fees to affiliates	1

Total liabilities	15

Net Assets	$1,361

Net Assets Consist of:
Accumulated net realized gain (loss)	$14
Unrealized appreciation (depreciation) on investments	78
Shares of beneficial interest	1
Additional paid-in capital	1,268

Net Assets	$1,361

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class R1(#)	$10.27
Class R1 — Net assets	$171,801
Class R1 — Shares outstanding ($.01 par value)	16,726
Net asset value per share: Class R2(#)	$10.27
Class R2 — Net assets	$956,783
Class R2 — Shares outstanding ($.01 par value)	93,162
Net asset value per share: Class R3(#)	$10.27
Class R3 — Net assets	$232,855
Class R3 — Shares outstanding ($.01 par value)	22,674

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

2055 Strategy Fund	187

Russell Investment Company

2055 Strategy Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$19

Expenses
Distribution fees - Class R3	—	*
Shareholder servicing fees - Class R2	2
Shareholder servicing fees - Class R3	1

Total expenses	3

Net investment income (loss)	16

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	12
Capital gain distributions from Underlying Funds	2

Net realized gain (loss)	14
Net change in unrealized appreciation (depreciation) on investments	66

Net realized and unrealized gain (loss)	80

Net Increase (Decrease) in Net Assets from Operations	$96

*	Less than $500.

See accompanying notes which are an integral part of the financial statements.

188	2055 Strategy Fund

Russell Investment Company

2055 Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011(1)
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$16	$1
Net realized gain (loss)	14	2
Net change in unrealized appreciation (depreciation)	66	12

Net increase (decrease) in net assets from operations	96	15

Distributions
From net investment income
Class R1	(2)	(1)
Class R2	(13)	(—	*)
Class R3	(2)	(—	*)
From net realized gain
Class R1	(— *)	—
Class R2	(2)	—
Class R3	(— *)	—

Net decrease in net assets from distributions	(19)	(1)

Share Transactions**
Net increase (decrease) in net assets from share transactions	288	982

Total Net Increase (Decrease) in Net Assets	365	996

Net Assets
Beginning of period	996	—

End of period	$1,361	$996

(1)	For the period January 1, 2011 (commencement of operations) to October 31, 2011.
*	Less than $500.

See accompanying notes which are an integral part of the financial statements.

2055 Strategy Fund	189

Russell Investment Company

2055 Strategy Fund

Statements of Changes in Net Assets, continued

** Share	transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011(1)
	Shares	Dollars	Shares	Dollars

Class R1
Proceeds from shares sold	9	$93	10	$100
Proceeds from reinvestment of distributions	—	2	—	1
Payments for shares redeemed	(3)	(28)	—	—

Net increase (decrease)	6	67	10	101

Class R2
Proceeds from shares sold	18	171	99	955
Proceeds from reinvestment of distributions	2	15	—	1
Payments for shares redeemed	(9)	(83)	(17)	(184)

Net increase (decrease)	11	103	82	772

Class R3
Proceeds from shares sold	15	147	11	109
Proceeds from reinvestment of distributions	—	2	—	—
Payments for shares redeemed	(3)	(31)	—	—

Net increase (decrease)	12	118	11	109

Total increase (decrease)	29	$288	103	$982

(1)	For the period January 1, 2011 (commencement of operations) to October 31, 2011.

See accompanying notes which are an integral part of the financial statements.

190	2055 Strategy Fund

(This page intentionally left blank)

Russell Investment Company

2055 Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions
Class R1
October 31, 2012	9.63	.16	.68	.84	(.18)	(.02)	(.20)
October 31, 2011(2)	10.00	.06	(.37)	(.31)	(.06)	—	(.06)
Class R2
October 31, 2012	9.63	.15	.66	.81	(.15)	(.02)	(.17)
October 31, 2011(2)	10.00	.03	(.36)	(.33)	(.04)	—	(.04)
Class R3
October 31, 2012	9.63	.11	.68	.79	(.13)	(.02)	(.15)
October 31, 2011(2)	10.00	.02	(.37)	(.35)	(.02)	—	(.02)

See accompanying notes which are an integral part of the financial statements.

192	2055 Strategy Fund

$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(f)(g)	% Ratio of Net Investment Income to Average Net Assets(b)(c)	% Portfolio Turnover Rate(c)

10.27	8.92	171	—	—	1.66	23
9.63	(3.09)	97	—	—	.63	47

10.27	8.64	957	.25	.25	1.48	23
9.63	(3.31)	793	.25	.25	.28	47

10.27	8.41	233	.50	.50	1.08	23
9.63	(3.49)	106	.50	.50	.21	47

See accompanying notes which are an integral part of the financial statements.

2055 Strategy Fund	193

Russell Investment Company

In Retirement Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

In Retirement Fund - Class A
	Total Return
1 Year	1.76%
Inception*	3.60	%§

In Retirement Fund - Class R1
	Total Return
1 Year	8.32%
Inception*	5.20	%§

In Retirement Fund - Class R2
	Total Return
1 Year	8.05%
Inception*	4.94	%§

In Retirement Fund - Class R3
	Total Return
1 Year	7.78%
Inception*	4.66	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	5.25%
Inception*	6.00	%§

194	In Retirement Fund

Russell Investment Company

In Retirement Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

The In Retirement Fund (the “Fund”) is a fund of funds that invests in other Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets to multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Fund seeks to provide income and capital growth.

The Fund pursues this objective by investing in a diversified portfolio that, as of October 31, 2012, consisted of 26.00% equity funds, 68.00% fixed income funds and 6.00% alternative funds.

How did the Fund perform relative to its benchmark for the fiscal year ended October 31, 2012?

For the fiscal year ended October 31, 2012, The In Retirement Fund’s Class A, Class R1, Class R2 and Class R3 Shares gained 8.01%, 8.32%, 8.05% and 7.78%, respectively. This is compared to the Fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index, which gained 5.25% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended October 31, 2012, the Lipper® Mixed Asset Target Allocation Conservative Funds Average gained 7.24%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s outperformance relative to the Barclays U.S. Aggregate Bond Index was due to the Fund’s out-of-benchmark allocation to equities and global real estate securities, which outperformed fixed income securities over the period.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The underperformance of U.S. small cap equities, non-U.S. equities, commodity-linked securities and fixed income securities relative to U.S. large cap equities, as represented by the Fund’s Russell 1000® Index benchmark, was a headwind for the Fund’s benchmark relative performance.

In the U.S., the equity market was dominated by macroeconomic drivers. The U.S. equity market started the fiscal year volatile, in response to growing concerns over the European Debt Crisis signaled by rising Italian bond yields in November. However, U.S. equity markets moved marginally up in December, supported by improving U.S. unemployment and declining year-over-year inflation. In the first quarter of 2012, the Russell 1000® Index returned 12.90% primarily driven by positive U.S. gross domestic product growth and an encouraging drop in the headline unemployment rate. Following a strong first quarter, U.S. equities pulled back on gains, again driven by the macro environment in the second quarter. Heightened concerns over Greece’s potential exit from the Eurozone and growing concerns over the Spanish banking system spilled into U.S. market sentiment, pushing the Russell 1000® Index down 6.15%. Continuing the macro driven themes, U.S. markets rallied in the third quarter off the European Central Bank’s (“ECB”) commitment to purchasing sovereign debt followed by the Federal Reserve’s (the “Fed”) announcement of unlimited purchases of mortgage-backed securities (often described as the third round of “quantitative easing”). These moves alleviated stresses from financial marks and reduced the likelihood of highly negative returns or “tail risk” in global equity markets. U.S equities (represented by the Russell 1000® Index) went on to finish the fiscal year returning 14.97%, positively impacting the Fund’s allocation to dedicated U.S. large cap equity funds.

Policy moves in the both the U.S. and in Europe were also positive for global equities. However, outside the U.S. and Europe, broad non-U.S. developed equities posted lower but positive returns for the year, as the Russell Developed ex-U.S. Large Cap® Index ended the fiscal year up only 4.50%. Japan ended the year down 1.21% as represented by the Russell Developed ex-U.S. Large Cap® Index, partly driven by the Yen’s continued strength, while emerging markets also failed to keep up with the developed markets. Thus, the Fund’s exposure to non-U.S. equity markets through its allocation to dedicated non-U.S. equity funds negatively impacted performance against the Russell 1000® Index.

Macro driven sentiment was also evident in the real estate space. Global REITs (represented by the FTSE/EPRA NAREIT Developed Index) finished the fiscal year up a strong 16.07% and outperformed U.S. large cap equities, which benefited the Fund’s allocation to the Russell Global Real Estate Securities Fund.

In contrast, an allocation to the Russell Commodity Strategies Fund negatively impacted Fund performance. A volatile environment for commodities created a tough year for this Underlying Fund, as commodities returned -4.44% for the fiscal year (as represented by the Dow Jones UBS Commodity Index Total Return) and largely underperformed broader equity and fixed income markets.

In fixed income, a risk on theme drove performance in the market, as investors holding corporate bonds and non-agency mortgage backed securities generally fared well through the year relative to U.S. Treasuries. Overall, the Fund’s fixed income benchmark, the Barclays U.S. Aggregate Bond Index, gained 5.25% for the year but lagged riskier assets such as U.S. equities.

In Retirement Fund	195

Russell Investment Company

In Retirement Fund

Portfolio Management Discussion and Analysis — October 31, 2012 (Unaudited)

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

The Fund’s strategic allocation to fixed income Underlying Funds was beneficial, as the fixed income Underlying Funds outperformed the Fund’s benchmark primarily due to their out of benchmark fixed income exposures. In particular, the Russell Strategic Bond Fund’s outperformance was driven by exposures to non-agency mortgage-backed securities and emerging market debt.

The Fund’s strategic allocation to the Russell International Developed Markets and Russell Global Equity Funds benefited the Fund’s benchmark relative performance, as both the Russell International Developed Markets and Russell Global Equity Funds outperformed the Fund’s benchmark. The Russell Emerging Markets Fund underperformed the Fund’s benchmark. From an active management standpoint, performance of these Underlying Funds was mixed. The Russell International Developed Markets Fund outperformed the broad non-U.S. equity market as represented by the Russell Developed ex-U.S. Large Cap™ Index Net, while the Russell Global Equity Fund underperformed the broad global equity market as represented by the Russell Developed Large Cap Net Index. The Russell Emerging Markets Fund outperformed emerging markets as represented by the Russell Emerging Markets® Net Index. An overweight to emerging markets and an underweight to the U.S. detracted from the Russell Global Equity Fund’s relative performance.

The Fund’s strategic allocation to U.S. equity Underlying Funds benefited the Fund’s benchmark relative performance, as U.S. equities performed particularly well against core fixed income for the period. However, each of the U.S. equity Underlying Funds underperformed its respective U.S. equity market segment as represented by its primary benchmark. In particular, the Russell U.S. Dynamic Equity, Russell U.S. Defensive Equity and Russell U.S. Core Equity Funds underperformed the Russell 1000® Dynamic Index™, Russell 1000® Defensive Index™, and Russell 1000® Index,

respectively, as their consistent underweight to the largest market capitalization stocks versus their benchmarks throughout the year detracted from relative performance in an environment that benefited the largest cap stocks.

The Fund’s strategic allocation to alternative Underlying Funds had mixed effects on performance. The Fund’s allocation to the Russell Global Real Estate Securities Fund was positive, as this Underlying Fund strongly outperformed the Barclays U.S. Aggregate Bond Index. The Fund’s strategic allocation to the Russell Commodity Strategies Fund detracted, as the commodity asset class underperformed the Russell 1000® Index. In addition, the Russell Commodity Strategies Fund underperformed its commodity market benchmark.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

On August 15, 2012, the Fund added the Russell U.S. Dynamic Equity Fund as an Underlying Fund. The Russell U.S. Dynamic Equity Fund was added as a diversifier to the overall portfolio and to the return patterns of the Russell U.S Defensive Equity Fund.

Effective August 15, 2012, RIMCo changed the Russell U.S. Quantitative Equity Fund’s investment strategy from a quantitative investment approach to investing in defensive stocks and discontinued its limited long-short strategy. As a result, the Fund’s primary benchmark changed from the Russell 1000® Index to the Russell 1000® Defensive Index™ and the Fund changed its name to the Russell U.S. Defensive Equity Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIC Fund.

*	The Fund first issued Class R1, R2 and R3 Shares on March 31, 2008.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

‡	The Fund first issued Class A Shares on February 25, 2011. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class R2 Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.

§	Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

196	In Retirement Fund

Russell Investment Company

In Retirement Fund

Shareholder Expense Example — October 31, 2012 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding the Fund’s Shareholder Expense Example (“Example”).

Example

As a shareholder of the Fund, you incur ongoing costs, including distribution (12b-1) and/or service fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from May 1, 2012 to October 31, 2012.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,029.48	$1,023.88
Expenses Paid During Period*	$1.28	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class R1	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,029.61	$1,025.14
Expenses Paid During Period*	$—	$—

*	There were no expenses charged to the Class.

Class R2	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,028.63	$1,023.88
Expenses Paid During Period*	$1.27	$1.27

*	Expenses are equal to the Fund’s annualized expense ratio of 0.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Class R3	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
May 1, 2012	$1,000.00	$1,000.00
Ending Account Value
October 31, 2012	$1,027.90	$1,022.62
Expenses Paid During Period*	$2.55	$2.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

In Retirement Fund	197

Russell Investment Company

In Retirement Fund

Schedule of Investments — October 31, 2012

Amounts in thousands (except share amounts)

	Shares	Fair Value $

Investments - 100.0%
Other Russell Investment Company Series Mutual Funds - Class Y Shares

Alternative Funds - 5.2%
Russell Commodity Strategies Fund	194,554	1,856
Russell Global Real Estate Securities Fund	48,348	1,874

		3,730

Domestic Equities - 12.9%
Russell U.S. Core Equity Fund	89,992	2,719
Russell U.S. Defensive Equity Fund	114,238	3,730
Russell U.S. Dynamic Equity Fund	161,185	1,575
Russell U.S. Small Cap Equity Fund	53,965	1,293

		9,317

Fixed Income - 68.1%
Russell Investment Grade Bond Fund	623,438	14,439
Russell Short Duration Bond Fund	292,777	5,771
Russell Strategic Bond Fund	2,532,386	28,869

		49,079

	Shares	Fair Value $
International Equities - 13.8%
Russell Emerging Markets Fund	47,989	862
Russell Global Equity Fund	455,921	4,016
Russell International Developed Markets Fund	169,327	5,041

		9,919

Total Investments - 100.0% (identified cost $60,023)		72,045

Other Assets and Liabilities, Net - (0.0%)		(12)

Net Assets - 100.0%		72,033

Presentation of Portfolio Holdings — October 31, 2012

Amounts in thousands

Categories	% of Net Assets

Alternative Funds	5.2
Domestic Equities	12.9
Fixed Income	68.1
International Equities	13.8

Total Investments	100.0
Other Assets and Liabilities, Net	(—	*)

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

198	In Retirement Fund

Russell Investment Company

In Retirement Fund

Statement of Assets and Liabilities — October 31, 2012

Amounts in thousands
Assets
Investments, at identified cost	$60,023
Investments, at fair value	72,045
Receivables:
Investments sold	270
Fund shares sold	109

Total assets	72,424

Liabilities
Payables:
Fund shares redeemed	378
Accrued fees to affiliates	13

Total liabilities	391

Net Assets	$72,033

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2
Accumulated net realized gain (loss)	(1,227)
Unrealized appreciation (depreciation) on investments	12,022
Shares of beneficial interest	68
Additional paid-in capital	61,168

Net Assets	$72,033

Net Asset Value, offering and redemption price per share:
Net asset value per share: Class A(#)	$10.74
Maximum offering price per share (Net asset value plus sales charge of 5.75%): Class A	$11.40
Class A — Net assets	$1,034,999
Class A — Shares outstanding ($.01 par value)	96,375
Net asset value per share: Class R1(#)	$10.60
Class R1 — Net assets	$36,665,137
Class R1 — Shares outstanding ($.01 par value)	3,457,835
Net asset value per share: Class R2(#)	$10.60
Class R2 — Net assets	$10,995,727
Class R2 — Shares outstanding ($.01 par value)	1,037,293
Net asset value per share: Class R3(#)	$10.58
Class R3 — Net assets	$23,337,272
Class R3 — Shares outstanding ($.01 par value)	2,206,460

(#)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

In Retirement Fund	199

Russell Investment Company

In Retirement Fund

Statement of Operations — For the Period Ended October 31, 2012

Amounts in thousands
Investment Income
Income distributions from Underlying Funds	$2,172

Expenses
Distribution fees - Class A	3
Distribution fees - Class R3	72
Shareholder servicing fees - Class R2	30
Shareholder servicing fees - Class R3	72

Total expenses	177

Net investment income (loss)	1,995

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,454
Capital gain distributions from Underlying Funds	103

Net realized gain (loss)	1,557
Net change in unrealized appreciation (depreciation) on investments	2,471

Net realized and unrealized gain (loss)	4,028

Net Increase (Decrease) in Net Assets from Operations	$6,023

See accompanying notes which are an integral part of the financial statements.

200	In Retirement Fund

Russell Investment Company

In Retirement Fund

Statements of Changes in Net Assets

	For the Periods Ended October 31,
Amounts in thousands	2012	2011
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,995	$1,518
Net realized gain (loss)	1,557	203
Net change in unrealized appreciation (depreciation)	2,471	(1,111)

Net increase (decrease) in net assets from operations	6,023	610

Distributions
From net investment income
Class A	(12)	(15)
Class R1	(997)	(618)
Class R2	(310)	(385)
Class R3	(674)	(500)
From net realized gain
Class A	(4)	(5)
Class R1	(140)	(18)
Class R2	(53)	(5)
Class R3	(130)	—

Net decrease in net assets from distributions	(2,320)	(1,546)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(22,474)	85,769

Total Net Increase (Decrease) in Net Assets	(18,771)	84,833

Net Assets
Beginning of period	90,804	5,971

End of period	$72,033	$90,804

Undistributed (overdistributed) net investment income included in net assets	$2	$—

See accompanying notes which are an integral part of the financial statements.

In Retirement Fund	201

Russell Investment Company

In Retirement Fund

Statements of Changes in Net Assets, continued

*	Share transaction amounts (in thousands) for the periods ended October 31, 2012 and October 31, 2011 were as follows:

	2012		2011
In Retirement Fund	Shares	Dollars	Shares	Dollars

Class A
Proceeds from shares sold	—	$—	—	$—
Shares issued in connection with acquisition	—	—	102	1,041
Proceeds from reinvestment of distributions	1	16	1	14
Payments for shares redeemed	(5)	(56)	(3)	(27)

Net increase (decrease)	(4)	(40)	100	1,028

Class R1
Proceeds from shares sold	1,212	12,465	2,547	25,934
Shares issued in connection with acquisition	—	—	2,077	21,309
Proceeds from reinvestment of distributions	112	1,134	61	621
Payments for shares redeemed	(1,435)	(14,772)	(1,188)	(12,153)

Net increase (decrease)	(111)	(1,173)	3,497	35,711

Class R2
Proceeds from shares sold	398	4,106	912	9,287
Shares issued in connection with acquisition	—	—	2,014	20,641
Proceeds from reinvestment of distributions	36	363	40	403
Payments for shares redeemed	(1,108)	(11,276)	(1,625)	(16,888)

Net increase (decrease)	(674)	(6,807)	1,341	13,443

Class R3
Proceeds from shares sold	800	8,157	2,032	20,773
Shares issued in connection with acquisition	—	—	2,479	25,362
Proceeds from reinvestment of distributions	81	804	50	505
Payments for shares redeemed	(2,290)	(23,415)	(1,084)	(11,053)

Net increase (decrease)	(1,409)	(14,454)	3,477	35,587

Total increase (decrease)	(2,198)	$(22,474)	8,415	$85,769

See accompanying notes which are an integral part of the financial statements.

202	In Retirement Fund

(This page intentionally left blank)

Russell Investment Company

In Retirement Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)(e)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Class A
October 31, 2012	10.10	.25	.55	.80	(.12)	(.04)	—
October 31, 2011(3)	10.25	.14	(.15)	(.01)	(.14)	—	—
Class R1
October 31, 2012	10.10	.27	.55	.82	(.28)	(.04)	—
October 31, 2011	10.28	.24	.07	.31	(.45)	(.04)	—
October 31, 2010	9.27	.27	1.04	1.31	(.30)	—	—
October 31, 2009	8.12	.32	1.12	1.44	(.29)	—	—
October 31, 2008(1)	10.00	.25	(1.87)	(1.62)	(.25)	—	(.01)
Class R2
October 31, 2012	10.10	.27	.52	.79	(.25)	(.04)	—
October 31, 2011	10.28	.27	.01	.28	(.42)	(.04)	—
October 31, 2010	9.27	.28	1.01	1.29	(.28)	—	—
October 31, 2009	8.12	.31	1.11	1.42	(.27)	—	—
October 31, 2008(1)	10.00	.23	(1.86)	(1.63)	(.24)	—	(.01)
Class R3
October 31, 2012	10.08	.24	.53	.77	(.23)	(.04)	—
October 31, 2011	10.27	.19	.07	.26	(.41)	(.04)	—
October 31, 2010	9.26	.23	1.04	1.27	(.26)	—	—
October 31, 2009	8.12	.27	1.13	1.40	(.26)	—	—
October 31, 2008(1)	10.00	.22	(1.87)	(1.65)	(.22)	—	(.01)

See accompanying notes which are an integral part of the financial statements.

204	In Retirement Fund

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(f)(g)	% Ratio of Expenses to Average Net Assets, Net(e)(f)(g)	% Ratio of Net Investment Income to Average Net Assets(b)(c)(e)	% Portfolio Turnover Rate(c)

(.16)	10.74	8.01	1,035	.25	.25	2.43	20
(.14)	10.10	(.06)	1,012	.25	.25	1.40	43

(.32)	10.60	8.32	36,665	—	—	2.66	20
(.49)	10.10	3.10	36,059	—	—	2.35	43
(.30)	10.28	14.43	736	2.13	—	2.80	52
(.29)	9.27	18.68	196	4.67	—	3.86	26
(.26)	8.12	(16.82)	84	20.48	—	2.58	11

(.29)	10.60	8.05	10,996	.25	.25	2.59	20
(.46)	10.10	2.84	17,288	.25	.25	2.60	43
(.28)	10.28	14.16	3,809	2.47	.25	2.86	52
(.27)	9.27	18.43	2,356	3.98	.25	3.77	26
(.25)	8.12	(16.95)	83	20.73	.25	2.43	11

(.27)	10.58	7.78	23,337	.50	.50	2.35	20
(.45)	10.08	2.55	36,445	.50	.50	1.90	43
(.26)	10.27	13.88	1,426	2.71	.50	2.39	52
(.26)	9.26	18.09	758	4.83	.50	3.24	26
(.23)	8.12	(17.08)	85	20.94	.50	2.28	11

See accompanying notes which are an integral part of the financial statements.

In Retirement Fund	205

Russell Investment Company

LifePoints® Funds

Notes to Financial Highlights — October 31, 2012

(1)	For the period March 31, 2008 (commencement of operations) to October 31, 2008.
(2)	For the period January 1, 2011 (commencement of operations) to October 31, 2011.
(3)	For the period February 28, 2011 (commencement of operations) to October 31, 2011.
(a)	Average daily shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	The ratios for periods less than one year are not annualized.
(d)	Total return for Class A does not reflect a front-end sales charge. If sales charges were included, the total return would be lower.
(e)	May reflect amounts waived and/or reimbursed by Russell Investment Management Company (“RIMCo”) and /or Russell Fund Services Company (“RFSC”).
(f)	The ratios for periods less than one year are annualized.
(g)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(h)	Amounts include reclassification between income and return of capital.
(i)	Less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

206	Notes to Financial Highlights

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements — October 31, 2012

1.	Organization

Russell Investment Company (the “Investment Company” or “RIC”) is a series investment company with 40 different investment portfolios referred to as Funds. These financial statements report on 15 of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company is registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), as an open-end management investment company. It is organized and operates as a Massachusetts business trust under a Second Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (“Master Trust Agreement”). The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

Target Portfolio Funds

Each of the Target Portfolio Funds listed in the table below is a “fund of funds” which seeks to achieve its objective by investing in a combination of several other RIC Funds (“Underlying Funds”) which represent various asset classes. The Funds intend their strategy of investing in a combination of Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. Russell Investment Management Company (“RIMCo”), the Funds’ investment adviser, may modify the target allocation for any Fund and/or the Underlying Funds in which a Fund invests from time to time based on capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. Modifications in the allocations to the Underlying Funds are typically based on strategic, long-term allocation decisions. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to +/- 3% at the equities, fixed income or alternative category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund, (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year. In the future, the Funds may also invest in other Underlying Funds that pursue investment strategies not pursued by the current Underlying Funds or represent asset classes which are not currently represented by the Underlying Funds.

	Asset Allocation Targets as of August 15, 2012*
Underlying Funds	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Alternative Funds**
Russell Commodity Strategies Fund	2%	3%	4%	6%	6%
Russell Global Infrastructure Fund	2	3	3	4	4
Russell Global Real Estate Securities Fund	2	3	3	4	5
Russell Multi-Strategy Alternative Fund	2	3	3	4	5
Domestic Equity Funds
Russell U.S. Core Equity Fund	2	4	7	10	12
Russell U.S. Defensive Equity Fund***	3	4	5	5	6
Russell U.S. Dynamic Equity Fund****	1	2	6	6	9
Russell U.S. Small Cap Equity Fund*****	—	2	4	6	7
Fixed Income Funds
Russell Global Opportunistic Credit Fund	2	2	3	4	5
Russell Investment Grade Bond Fund	20	20	—	—	—
Russell Short Duration Bond Fund	18	—	—	—	—
Russell Strategic Bond Fund	38	36	35	15	—
International Equity Funds
Russell Emerging Markets Fund	—	3	4	5	6
Russell Global Equity Fund	4	7	9	13	13
Russell International Developed Markets Fund	4	8	14	18	22

	100%	100%	100%	100%	100%

*	Prospectus dated February 29, 2012, as supplemented through August 15, 2012.
**	Alternative Funds consist of registered investment companies that seek low correlation to equity and/or fixed income investments.
***	Formerly, Russell U.S. Quantitative Equity Fund.
****	Formerly, Russell U.S. Growth Fund.
*****	Formerly, Russell U.S. Small & Mid Cap Fund.

Notes to Financial Statements	207

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2012

Target Date Funds

Each of the Target Date Funds listed in the table below is a “fund of funds” which seeks to achieve its objective by investing in a combination of several of the Underlying Funds. Each Fund currently intends to invest only in the Underlying Funds. The 2015 Strategy, 2020 Strategy, 2025 Strategy, 2030 Strategy, 2035 Strategy, 2040 Strategy, 2045 Strategy, 2050 Strategy and 2055 Strategy Funds are referred to herein as the “Strategy Funds.” The allocation of each Strategy Fund’s assets to the Underlying Funds in which it invests will become more conservative over time until approximately the year indicated in the Fund name, the “target year,” at which time the allocation will remain fixed. The Strategy Funds are designed for investors who plan to retire close to the target year indicated in the Fund name. The allocation of the In Retirement Fund’s assets to the Underlying Funds in which it invests does not shift over time. The In Retirement Fund is intended for investors who have reached retirement age and are no longer contributing to their retirement savings. In the future, the Funds may also invest in other Underlying Funds that pursue investment strategies not pursued by the current Underlying Funds or represent asset classes which are not currently represented by the Underlying Funds.

The following tables show the Funds’ allocations to underlying alternative funds, underlying domestic equity funds, underlying fixed income funds, and underlying international equity funds.

	Asset Allocation Targets as of August 15, 2012*
Underlying Funds	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund	2035 Strategy Fund

Alternative Funds**
Russell Commodity Strategies Fund	3%	3%	4%	6%	6%
Russell Global Real Estate Securities Fund	3	3	3	4	5
Domestic Equity Funds
Russell U.S. Core Equity Fund	5	7	11	14	16
Russell U.S. Defensive Equity Fund***	6	6	7	8	8
Russell U.S. Dynamic Equity Fund****	3	5	7	9	12
Russell U.S. Small Cap Equity Fund*****	3	4	4	6	6
Fixed Income Funds
Russell Investment Grade Bond Fund	20	12	—	—	—
Russell Short Duration Bond Fund	2	—	—	—	—
Russell Strategic Bond Fund	40	40	39	22	10
International Equity Funds
Russell Emerging Markets Fund	1	2	3	4	4
Russell Global Equity Fund	6	7	8	9	12
Russell International Developed Markets Fund	8	11	14	18	21

	100%	100%	100%	100%	100%

	Asset Allocation Targets as of August 15, 2012*
Underlying Funds	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	2055 Strategy Fund	In Retirement Fund

Alternative Funds**
Russell Commodity Strategies Fund	6%	6%	6%	6%	3%
Russell Global Real Estate Securities Fund	5	5	5	5	3
Domestic Equity Funds
Russell U.S. Core Equity Fund	16	16	16	16	4
Russell U.S. Defensive Equity Fund***	8	8	8	8	5
Russell U.S. Dynamic Equity Fund****	12	12	12	12	2
Russell U.S. Small Cap Equity Fund*****	6	6	6	6	2
Fixed Income Funds
Russell Investment Grade Bond Fund	—	—	—	—	20
Russell Short Duration Bond Fund	—	—	—	—	8
Russell Strategic Bond Fund	10	10	10	10	40
International Equity Funds
Russell Emerging Markets Fund	4	4	4	4	1
Russell Global Equity Fund	12	12	12	12	5
Russell International Developed Markets Fund	21	21	21	21	7

	100%	100%	100%	100%	100%

*	Prospectus dated February 29, 2012, as supplemented August 15, 2012.
**	Alternative Funds consist of registered investment companies that seek low correlation to equity and/or fixed income investments.

208	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2012

***	Formerly, Russell U.S. Quantitative Equity Fund.
****	Formerly, Russell U.S. Growth Fund.
*****	Formerly, Russell U.S. Small & Mid Cap Fund.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

Fair value of securities is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (e.g., the risk inherent in a particular valuation technique, such as a pricing model or the risks inherent in the inputs to a particular valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, (such as interest rates, yield curves, implied volatilities, credit spreads) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The levels associated with valuing the Funds’ investments for the period ended October 31, 2012 were Level 1 for all Funds.

Investment Transactions

Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the net asset value stated in the financial statements to be different from the net asset value at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost.

Investment Income

Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

For each year, each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

Notes to Financial Statements	209

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2012

Each Fund files a U.S. tax return. At October 31, 2012, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending October 31, 2009 through October 31, 2011, no examinations are in progress. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts the Funds’ liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Dividends and Distributions to Shareholders

Income dividends, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP relate primarily to investments in the Underlying Funds sold at a loss, wash sale deferrals, and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the Underlying Funds’ fees and expenses incurred indirectly by the Funds will vary.

Class Allocation

Each of the Funds presented herein may offer certain of the following classes of shares: Class A, Class C, Class E, Class R1, Class R2, Class R3 and Class S. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable sales charges, distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Underlying Funds may also be exposed to counterparty risk or the risk that an institution or other entity with which the Underlying Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the Underlying Funds’ financial statements (the “Assets”). The Assets, which potentially expose the Underlying Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Underlying Funds’ exposure to credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Underlying Funds’ Statements of Assets and Liabilities.

210	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2012

3.	Investment Transactions

Securities

During the period ended October 31, 2012, purchases and sales of the Underlying Funds (excluding short-term investments) were as follows:

	Purchases	Sales

Conservative Strategy Fund	$148,156,883	$222,357,755
Moderate Strategy Fund	243,468,625	366,427,355
Balanced Strategy Fund	826,134,410	1,370,549,993
Growth Strategy Fund	576,251,182	1,090,124,582
Equity Growth Strategy Fund	265,923,024	522,524,221
2015 Strategy Fund	15,926,865	19,984,552
2020 Strategy Fund	53,434,869	99,671,741
2025 Strategy Fund	19,717,277	19,994,897
2030 Strategy Fund	49,620,902	87,678,627
2035 Strategy Fund	11,533,790	11,391,868
2040 Strategy Fund	37,251,451	72,600,585
2045 Strategy Fund	7,744,903	6,617,585
2050 Strategy Fund	13,701,414	12,495,550
2055 Strategy Fund	546,797	259,406
In Retirement Fund	15,788,015	38,504,618

4.	Related Party Transactions, Fees and Expenses

Adviser, Administrator and Transfer and Dividend Disbursing Agent

RIMCo advises the Funds and Russell Fund Services Company (“RFSC”) is the Funds’ administrator and transfer and disbursing agent. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIC and RIMCo.

Target Portfolio Series Funds

With respect to the Target Portfolio Funds, the advisory fee of 0.20% and administrative fee of up to 0.05% are based upon the average daily net assets of the Funds and are payable monthly. The following shows the total amount of each of these fees paid by the Funds for the period ended October 31, 2012:

	Advisory	Administrative

Conservative Strategy Fund	$1,372,218	$339,628
Moderate Strategy Fund	2,128,448	526,800
Balanced Strategy Fund	8,105,884	1,978,765
Growth Strategy Fund	5,031,120	1,243,560
Equity Growth Strategy Fund	2,223,521	550,516

RFSC serves as the transfer and disbursing agent for the Investment Company. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. The following shows the total amount of this fee paid by the Funds for the period ended October 31, 2012:

Amount

Conservative Strategy Fund	$1,276,144
Moderate Strategy Fund	1,978,890
Balanced Strategy Fund	7,541,171
Growth Strategy Fund	4,673,734
Equity Growth Strategy Fund	2,063,566

Target Date Series Funds

With respect to the Target Date Funds, effective October 1, 2010, the Funds’ Advisory, Administrative and Transfer Agency contracts have been amended to reduce the fees payable under each contract to 0.00% and RIMCo has agreed to assume the responsibility of payment for all operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds and extraordinary expenses.

Notes to Financial Statements	211

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2012

Waivers and Reimbursements

Target Portfolio Funds

For each Fund, RFSC contractually waived, until February 29, 2012, its transfer agency fees for Class R1, R2 and R3 Shares. Effective March 1, 2012, RFSC has contractually agreed to waive, until February 28, 2013, 0.15% of its transfer agency fees for Class R1, R2 and R3 Shares. The waiver may not be terminated during the relevant period except with Board approval.

RIMCo has contractually agreed, until February 28, 2013, to waive up to the full amount of its 0.20% advisory fee and then reimburse each Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis. Direct Fund-level operating expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder servicing fees, extraordinary expenses or the expenses of other investment companies in which the Funds invest which are borne indirectly by the Funds. These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

As of October 31, 2012, RIMCo and RFSC waived/reimbursed the following expenses:

	RIMCo Waiver	RFSC Waiver	Total

Conservative Strategy Fund	$1,152,368	$351,873	$1,504,241
Moderate Strategy Fund	1,678,306	501,871	2,180,177
Balanced Strategy Fund	5,819,304	1,679,210	7,498,514
Growth Strategy Fund	3,672,493	1,149,589	4,822,082
Equity Growth Strategy Fund	1,760,529	530,188	2,290,717

Distributor and Shareholder Servicing

Russell Financial Services, Inc. (the “Distributor”), a wholly owned subsidiary of RIMCo, is the distributor for the Investment Company, pursuant to a distribution agreement with the Investment Company.

The Investment Company has a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the Investment Company Act. Under the Plan, the Investment Company is authorized to make payments to the Distributor or any selling agents, as defined in the Plan, for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class A, Class C and Class R3 shares subject to the Plan. The 12b-1 distribution payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class A or Class R3 shares or 0.75% of the average daily net assets of a Fund’s Class C shares on an annual basis.

In addition, the Investment Company has adopted a Shareholder Services Plan under which the Funds may make payments to the Distributor or any servicing agent for any activities or expenses primarily intended to assist, support or service the servicing agents’ clients who beneficially own Class C, Class E, Class R2 and Class R3 shares of the Funds. The shareholder servicing payments shall not exceed 0.25% of the average daily net assets of a Fund’s Class C, Class E, Class R2 and Class R3 shares on an annual basis.

Pursuant to the rules of the Financial Industry Regulatory Authority (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class C, Class E, Class R2 and Class R3 Shares of the Funds may not exceed 7.25%, 6.25%, 6.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. These limitations are imposed at the class level on each class of shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class C, Class E, Class R2 and Class R3 Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

For the period ended October 31, 2012, the Distributor retained the following amounts in sales charges:

Contingent Deferred Sales Charges	Class A Shares

Moderate Strategy Fund	$127
Balanced Strategy Fund	1,897
Growth Strategy Fund	349

212	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2012

For the period ended October 31, 2012, the sales commissions paid to the selling agents for the sale of Class A shares were as follows:

	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor

Conservative Strategy Fund	$687,193	$116,138
Moderate Strategy Fund	947,603	160,648
Balanced Strategy Fund	3,217,010	544,299
Growth Strategy Fund	2,575,080	419,322
Equity Growth Strategy Fund	549,531	85,991
2030 Strategy Fund	775	121
2040 Strategy Fund	472	80

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended October 31, 2012 were as follows:

	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Advisory fees	$109,905	$170,405	$656,062	$392,321	$171,814
Administration fees	26,575	41,203	158,635	94,834	41,545
Distribution fees	187,118	267,739	1,109,356	643,429	266,760
Shareholder servicing fees	79,835	116,646	416,852	252,276	112,533
Transfer agent fees	89,615	139,728	547,621	322,584	140,084
Trustee fees	1,501	2,605	10,769	7,983	3,827

	$494,549	$738,326	$2,899,295	$1,713,427	$736,563

	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund	2035 Strategy Fund
Distribution fees	$2,284	$14,751	$3,006	$11,526	$1,949
Shareholder servicing fees	3,437	20,347	4,431	15,860	3,103

	$5,721	$35,098	$7,437	$27,386	$5,052

	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	2055 Strategy Fund	In Retirement Fund
Distribution fees	$8,502	$776	$742	$233	$5,293
Shareholder servicing fees	11,362	1,368	1,298	621	7,379

	$19,864	$2,144	$2,040	$854	$12,672

Board of Trustees

The Russell Fund Complex consists of RIC, which has 40 Funds, and Russell Investment Funds (“RIF”), which has 10 Funds. Each of the Trustees is a Trustee of both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $75,000 per year; each of its interested Trustees a retainer of $65,000 per year; and each Trustee $6,500 for each regularly scheduled meeting attended in person, (effective January 1, 2012, $7,000) and $2,500 (effective January 1, 2012, $3,500) for each special meeting and the Annual 38a-1 meeting attended in person, and for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending regularly scheduled and special meetings by phone instead of receiving the full fee had the member attended in person (except for telephonic meetings called pursuant to the Funds’ valuation and pricing procedures) and a $500 fee for attending committee meetings by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $75,000. Ms. Cavanaugh is not compensated by the Russell Fund complex for her service as Trustee.

Notes to Financial Statements	213

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2012

Transactions with Affiliated Companies (amounts in thousands)

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or which the Fund controls, is controlled by or is under common control with. Transactions during the period ended October 31, 2012 with Underlying Funds which are, or were, an affiliated company are as follows:

	Fair Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

Conservative Strategy Fund
Russell Commodity Strategies Fund	$12,869	$5,562	$5,466	$(279)	$605	$1
Russell Global Infrastructure Fund	12,918	3,410	5,575	196	383	5
Russell Global Real Estate Securities Fund	12,918	3,471	5,810	832	319	—
Russell Multi-Strategy Alternative Fund	12,917	13,072	79	—	—	—
Russell U.S. Core Equity Fund	19,316	14,034	16,140	1,930	262	—
Russell U.S. Defensive Equity Fund	16,145	4,897	10,153	1,789	275	—
Russell U.S. Dynamic Equity Fund	6,458	6,623	301	9	10	—
Russell Global Opportunistic Credit Fund	12,917	4,009	5,190	138	1,497	—
Russell Investment Grade Bond Fund	129,190	26,096	38,917	904	3,867	524
Russell Short Duration Bond Fund	116,259	12,801	23,088	353	2,194	—
Russell Strategic Bond Fund	245,447	28,311	55,157	1,431	9,568	—
Russell Global Equity Fund	29,061	11,984	18,678	827	384	—
Russell International Developed Markets Fund	19,375	13,887	29,684	(10)	687	—

	$645,790	$148,157	$214,238	$8,120	$20,051	$530

Moderate Strategy Fund
Russell Commodity Strategies Fund	$29,404	$8,582	$8,070	$(406)	$1,353	$1
Russell Global Infrastructure Fund	30,239	3,006	7,903	305	879	11
Russell Global Real Estate Securities Fund	30,217	3,418	8,503	1,527	744	—
Russell Multi-Strategy Alternative Fund	30,061	30,326	85	—	—	—
Russell U.S. Core Equity Fund	56,730	23,256	26,984	2,135	694	—
Russell U.S. Defensive Equity Fund	39,429	4,266	32,619	4,358	803	—
Russell U.S. Dynamic Equity Fund	19,878	19,956	504	16	32	—
Russell U.S. Small Cap Equity Fund	19,747	2,856	6,652	274	102	—
Russell Global Opportunistic Credit Fund	20,108	5,734	7,752	230	2,299	—
Russell Investment Grade Bond Fund	202,221	49,861	68,865	1,670	5,995	802
Russell Strategic Bond Fund	362,647	51,416	89,481	2,359	14,038	—
Russell Emerging Markets Fund	25,094	8,296	16,676	(1,925)	547	1,272
Russell Global Equity Fund	74,827	13,775	31,143	(2,785)	922	—
Russell International Developed Markets Fund	62,192	18,721	55,716	(2,284)	1,851	—

	$1,002,794	$243,469	$360,953	$5,474	$30,259	$2,086

Balanced Strategy Fund
Russell Commodity Strategies Fund	$150,393	$28,676	$25,720	$(476)	$6,746	$3
Russell Global Infrastructure Fund	116,047	5,163	25,642	1,241	3,355	44
Russell Global Real Estate Securities Fund	116,022	5,517	19,156	12,641	2,837	—
Russell Multi-Strategy Alternative Fund	114,492	115,262	84	—	—	—
Russell U.S. Core Equity Fund	358,989	94,344	181,598	35,068	5,126	—
Russell U.S. Defensive Equity Fund	189,278	8,707	192,328	48,257	4,449	—
Russell U.S. Dynamic Equity Fund	209,874	210,803	5,418	221	336	—
Russell U.S. Small Cap Equity Fund	151,538	6,559	34,347	4,284	783	—
Russell Global Opportunistic Credit Fund	115,931	24,255	36,706	1,256	13,269	—
Russell Strategic Bond Fund	1,359,937	216,973	354,964	18,109	52,447	—
Russell Emerging Markets Fund	134,884	20,737	40,064	7,753	2,737	6,373
Russell Global Equity Fund	363,741	29,911	93,137	6,277	4,390	—
Russell International Developed Markets Fund	457,316	59,227	208,662	18,093	11,530	—

	$3,838,442	$826,134	$1,217,826	$152,724	$108,005	$6,420

214	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2012

	Fair Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

Growth Strategy Fund
Russell Commodity Strategies Fund	$134,831	$25,683	$31,336	$(787)	$6,421	$3
Russell Global Infrastructure Fund	92,167	3,628	27,064	1,309	2,757	37
Russell Global Real Estate Securities Fund	92,105	3,933	20,412	13,052	2,343	—
Russell Multi-Strategy Alternative Fund	91,516	92,559	492	—	—	—
Russell U.S. Core Equity Fund	278,421	69,977	128,326	24,652	3,773	—
Russell U.S. Defensive Equity Fund	124,673	3,831	176,310	31,141	3,307	—
Russell U.S. Dynamic Equity Fund	148,262	150,586	5,496	190	237	—
Russell U.S. Small Cap Equity Fund	124,769	3,958	48,789	8,392	742	—
Russell Global Opportunistic Credit Fund	92,034	21,246	37,763	1,249	10,890	—
Russell Strategic Bond Fund	346,884	131,875	182,831	6,599	14,099	—
Russell Emerging Markets Fund	103,314	12,648	30,520	8,237	2,196	5,113
Russell Global Equity Fund	297,349	21,698	111,946	4,684	3,933	—
Russell International Developed Markets Fund	360,634	34,629	199,177	(9,055)	9,486	—

	$2,286,959	$576,251	$1,000,462	$89,663	$60,184	$5,153

Equity Growth Strategy Fund
Russell Commodity Strategies Fund	$58,931	$15,283	$19,767	$(725)	$2,827	$1
Russell Global Infrastructure Fund	40,068	3,462	14,272	528	1,213	17
Russell Global Real Estate Securities Fund	50,000	3,575	14,852	6,432	1,295	—
Russell Multi-Strategy Alternative Fund	49,907	52,151	1,946	(6)	—	—
Russell U.S. Core Equity Fund	144,426	31,675	73,064	12,695	2,144	—
Russell U.S. Defensive Equity Fund	54,533	5,693	113,747	21,339	1,792	—
Russell U.S. Dynamic Equity Fund	94,730	95,559	2,851	112	151	—
Russell U.S. Small Cap Equity Fund	64,401	3,380	27,777	3,509	384	—
Russell Global Opportunistic Credit Fund	50,044	22,977	32,845	1,056	6,406	—
Russell Emerging Markets Fund	64,925	9,702	22,821	4,829	1,374	3,199
Russell Global Equity Fund	129,781	5,193	47,335	1,584	1,748	—
Russell International Developed Markets Fund	194,913	17,273	100,418	(524)	5,118	—

	$996,659	$265,923	$471,695	$50,829	$24,452	$3,217

2015 Strategy Fund
Russell Commodity Strategies Fund	$1,632	$645	$616	$(58)	$75	$—
Russell Global Real Estate Securities Fund	1,635	309	642	4	38	—
Russell U.S. Core Equity Fund	2,645	758	2,245	317	45	—
Russell U.S. Defensive Equity Fund	3,264	734	1,652	246	52	—
Russell U.S. Dynamic Equity Fund	1,576	1,638	95	3	2	—
Russell U.S. Small Cap Equity Fund	1,520	402	724	66	8	—
Russell Investment Grade Bond Fund	11,289	2,575	3,173	22	319	44
Russell Short Duration Bond Fund	1,127	1,343	248	1	17	—
Russell Strategic Bond Fund	22,575	4,937	6,358	61	835	—
Russell Emerging Markets Fund	1,014	362	532	(41)	20	47
Russell Global Equity Fund	3,322	853	1,141	13	38	—
Russell International Developed Markets Fund	4,791	1,371	2,059	(134)	103	—

	$56,390	$15,927	$19,485	$500	$1,552	$91

2020 Strategy Fund
Russell Commodity Strategies Fund	$8,070	$2,350	$2,807	$(138)	$387	$—
Russell Global Real Estate Securities Fund	7,169	988	2,532	579	173	—
Russell U.S. Core Equity Fund	16,602	1,920	14,080	244	276	—
Russell U.S. Defensive Equity Fund	15,210	1,750	14,006	1,416	294	—
Russell U.S. Dynamic Equity Fund	10,913	11,619	938	25	18	—
Russell U.S. Small Cap Equity Fund	8,093	1,152	3,608	105	43	—
Russell Investment Grade Bond Fund	28,706	9,911	8,888	187	771	95
Russell Strategic Bond Fund	95,667	15,630	30,861	598	3,674	—
Russell Emerging Markets Fund	5,718	1,296	2,617	(283)	111	260
Russell Global Equity Fund	16,159	2,279	6,187	(78)	196	—
Russell International Developed Markets Fund	26,241	4,540	12,910	(2,417)	576	—

	$238,548	$53,435	$99,434	$238	$6,519	$355

Notes to Financial Statements	215

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2012

	Fair Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

2025 Strategy Fund
Russell Commodity Strategies Fund	$2,265	$844	$711	$(62)	$101	$—
Russell Global Real Estate Securities Fund	1,690	372	568	11	36	—
Russell U.S. Core Equity Fund	5,636	1,289	2,858	263	80	—
Russell U.S. Defensive Equity Fund	3,900	1,094	3,779	713	79	—
Russell U.S. Dynamic Equity Fund	3,925	3,948	103	3	6	—
Russell U.S. Small Cap Equity Fund	2,272	539	744	55	11	—
Russell Strategic Bond Fund	21,724	7,941	6,065	71	722	—
Russell Emerging Markets Fund	1,688	511	543	(47)	29	69
Russell Global Equity Fund	4,479	1,076	1,256	(21)	48	—
Russell International Developed Markets Fund	7,886	2,103	2,617	(235)	155	—

	$55,465	$19,717	$19,244	$751	$1,267	$69

2030 Strategy Fund
Russell Commodity Strategies Fund	$10,715	$2,508	$3,368	$(211)	$505	$—
Russell Global Real Estate Securities Fund	7,304	801	3,337	403	173	—
Russell U.S. Core Equity Fund	25,306	1,456	16,048	(795)	377	—
Russell U.S. Defensive Equity Fund	14,690	1,207	20,846	2,534	348	—
Russell U.S. Dynamic Equity Fund	16,386	16,619	585	11	26	—
Russell U.S. Small Cap Equity Fund	10,779	1,015	4,710	35	57	—
Russell Strategic Bond Fund	41,308	19,261	15,563	258	1,394	—
Russell Emerging Markets Fund	7,288	1,357	3,255	(400)	141	328
Russell Global Equity Fund	18,281	1,445	6,763	(557)	223	—
Russell International Developed Markets Fund	34,582	3,952	14,737	(2,811)	747	—

	$186,639	$49,621	$89,212	$(1,533)	$3,991	$328

2035 Strategy Fund
Russell Commodity Strategies Fund	$1,558	$755	$554	$(40)	$61	$—
Russell Global Real Estate Securities Fund	1,298	393	476	—	27	—
Russell U.S. Core Equity Fund	4,155	1,246	1,819	113	54	—
Russell U.S. Defensive Equity Fund	2,078	1,008	3,046	553	49	—
Russell U.S. Dynamic Equity Fund	2,987	3,056	132	—	5	—
Russell U.S. Small Cap Equity Fund	1,688	565	580	36	7	—
Russell Strategic Bond Fund	2,597	1,266	1,248	11	87	—
Russell Emerging Markets Fund	1,169	458	410	(27)	19	44
Russell Global Equity Fund	2,986	949	867	(2)	30	—
Russell International Developed Markets Fund	5,454	1,838	1,715	(99)	97	—

	$25,970	$11,534	$10,847	$545	$436	$44

2040 Strategy Fund
Russell Commodity Strategies Fund	$8,226	$2,773	$3,532	$(130)	$366	$—
Russell Global Real Estate Securities Fund	6,899	1,060	3,298	118	162	—
Russell U.S. Core Equity Fund	21,963	1,704	12,725	(556)	313	—
Russell U.S. Defensive Equity Fund	11,006	1,675	19,003	3,001	287	—
Russell U.S. Dynamic Equity Fund	15,815	16,222	743	10	25	—
Russell U.S. Small Cap Equity Fund	8,964	1,263	4,014	18	44	—
Russell Strategic Bond Fund	13,840	4,850	7,750	127	516	—
Russell Emerging Markets Fund	6,200	1,338	2,874	(306)	111	258
Russell Global Equity Fund	15,819	1,656	5,764	(385)	178	—
Russell International Developed Markets Fund	28,925	4,710	13,194	(2,193)	583	—

	$137,657	$37,251	$72,897	$(296)	$2,585	$258

216	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2012

	Fair Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

2045 Strategy Fund
Russell Commodity Strategies Fund	$706	$537	$392	$(26)	$27	$—
Russell Global Real Estate Securities Fund	590	296	282	—	14	—
Russell U.S. Core Equity Fund	1,884	948	1,052	20	25	—
Russell U.S. Defensive Equity Fund	943	883	1,642	235	23	—
Russell U.S. Dynamic Equity Fund	1,357	1,421	94	1	2	—
Russell U.S. Small Cap Equity Fund	767	369	319	(3)	3	—
Russell Strategic Bond Fund	1,180	935	827	6	41	—
Russell Emerging Markets Fund	531	325	254	(12)	8	19
Russell Global Equity Fund	1,356	688	538	(16)	13	—
Russell International Developed Markets Fund	2,478	1,343	1,070	(57)	42	—

	$11,792	$7,745	$6,470	$148	$198	$19

2050 Strategy Fund
Russell Commodity Strategies Fund	$889	$888	$742	$(67)	$33	$—
Russell Global Real Estate Securities Fund	745	597	592	—	20	—
Russell U.S. Core Equity Fund	2,374	1,926	2,143	(5)	34	—
Russell U.S. Defensive Equity Fund	1,190	1,782	2,717	390	31	—
Russell U.S. Dynamic Equity Fund	1,710	1,783	109	2	3	—
Russell U.S. Small Cap Equity Fund	968	725	688	(24)	4	—
Russell Strategic Bond Fund	1,492	1,524	1,460	13	56	—
Russell Emerging Markets Fund	670	606	530	(39)	10	24
Russell Global Equity Fund	1,710	1,331	1,204	(76)	16	—
Russell International Developed Markets Fund	3,125	2,539	2,278	(161)	53	—

	$14,873	$13,701	$12,463	$33	$260	$24

2055 Strategy Fund
Russell Commodity Strategies Fund	$82	$37	$10	$(1)	$3	$—
Russell Global Real Estate Securities Fund	68	18	8	—	1	—
Russell U.S. Core Equity Fund	218	57	40	1	3	—
Russell U.S. Defensive Equity Fund	109	44	115	13	2	—
Russell U.S. Dynamic Equity Fund	157	157	4	—	—	—
Russell U.S. Small Cap Equity Fund	88	26	10	—	—	—
Russell Strategic Bond Fund	136	46	17	—	4	—
Russell Emerging Markets Fund	61	22	7	—	1	2
Russell Global Equity Fund	157	46	11	—	1	—
Russell International Developed Markets Fund	286	94	25	(1)	4	—

	$1,362	$547	$247	$12	$19	$2

In Retirement Fund
Russell Commodity Strategies Fund	$1,856	$625	$1,013	$(71)	$93	$—
Russell Global Real Estate Securities Fund	1,874	373	1,089	99	46	—
Russell U.S. Core Equity Fund	2,719	696	2,825	604	49	—
Russell U.S. Defensive Equity Fund	3,730	732	2,448	375	61	—
Russell U.S. Dynamic Equity Fund	1,575	1,702	161	5	3	—
Russell U.S. Small Cap Equity Fund	1,293	309	752	86	7	—
Russell Investment Grade Bond Fund	14,439	2,654	6,716	163	447	62
Russell Short Duration Bond Fund	5,771	941	2,546	13	112	—
Russell Strategic Bond Fund	28,869	5,187	13,680	302	1,171	—
Russell Emerging Markets Fund	862	285	533	(3)	17	41
Russell Global Equity Fund	4,016	962	2,235	65	51	—
Russell International Developed Markets Fund	5,041	1,322	3,053	(184)	115	—

	$72,045	$15,788	$37,051	$1,454	$2,172	$103

Notes to Financial Statements	217

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2012

5.	Federal Income Taxes

At October 31, 2012, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

					No Expiration
	10/31/2016	10/31/2017	10/31/2018	10/31/2019	Short-Term	Long-Term	Totals

Moderate Strategy Fund	$—	$14,473,195	$31,180,936	$—	$—	$—	$45,654,131
Balanced Strategy Fund	—	52,049,878	211,037,263	17,026,526	—	—	280,113,667
Growth Strategy Fund	—	68,737,350	268,001,981	25,244,054	—	—	361,983,385
Equity Growth Strategy Fund	—	69,711,525	171,652,158	19,352,964	—	—	260,716,647
2020 Strategy Fund	687,522	514,172	3,417,192	273,277	—	—	4,892,163
2030 Strategy Fund	2,808,872	363,900	4,196,075	1,098,253	624,117	344,267	9,435,484
2040 Strategy Fund	1,336,107	213,749	3,055,821	629,168	—	—	5,234,845

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Cost of Investments	$583,409,610	$902,626,289	$3,624,249,824	$2,203,528,633	$1,003,855,550

Unrealized Appreciation	$62,826,242	$101,421,966	$281,432,214	$130,799,603	$21,299,398
Unrealized Depreciation	(445,921)	(1,254,750)	(67,240,128)	(47,368,802)	(28,495,646)

Net Unrealized Appreciation (Depreciation)	$62,380,321	$100,167,216	$214,192,086	$83,430,801	$(7,196,248)

Undistributed Ordinary Income	$48,623	$74,776	$302,509	$175,074	$1,579,128
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$1,221,710	$(45,654,131)	$(280,113,667)	$(361,983,385)	$(260,716,647)
Tax Composition of Distributions
Ordinary Income	$14,955,278	$22,563,976	$77,975,919	$41,863,925	$15,494,212
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$—	$—
Distributions in Excess	$—	$—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—

	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund	2035 Strategy Fund
Cost of Investments	$50,070,474	$204,515,406	$48,949,999	$157,580,132	$22,574,795

Unrealized Appreciation	$6,379,372	$34,319,832	$6,598,463	$29,538,643	$3,446,205
Unrealized Depreciation	(59,712)	(286,809)	(82,990)	(480,114)	(51,582)

Net Unrealized Appreciation (Depreciation)	$6,319,660	$34,033,023	$6,515,473	$29,058,529	$3,394,623

Undistributed Ordinary Income	$588	$4,917	$573	$3,283	$26,774
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$705,763	$(4,892,163)	$1,083,003	$(9,435,484)	$697,998
Tax Composition of Distributions
Ordinary Income	$1,539,791	$6,046,705	$1,273,563	$3,629,148	$428,622
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$74,228	$—	$57,714	$—	$79,780
Distributions in Excess	$—	$—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—

218	Notes to Financial Statements

Russell Investment Company

LifePoints® Funds

Notes to Financial Statements, continued — October 31, 2012

	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	2055 Strategy Fund	In Retirement Fund

Cost of Investments	$114,493,085	$10,056,966	$11,616,419	$1,286,511	$61,544,174

Unrealized Appreciation	$23,458,478	$1,751,335	$3,277,341	$80,980	$10,550,447
Unrealized Depreciation	(294,859)	(16,197)	(20,807)	(5,198)	(49,674)

Net Unrealized Appreciation (Depreciation)	$23,163,619	$1,735,138	$3,256,534	$75,782	$10,500,773

Undistributed Ordinary Income	$2,558	$13,895	$205	$5,687	$1,650
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(5,234,845)	$251,331	$143,842	$10,568	$293,797
Tax Composition of Distributions
Ordinary Income	$2,324,904	$313,724	$605,020	$18,838	$1,993,002
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$—	$326,542	$2,182,021	$—	$326,781
Distributions in Excess	$—	$—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—

6.	Interfund Lending Program

The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. Typically, Funds will borrow from the RIC funds. The RIC fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the RIC fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC fund could result in reduced returns or additional borrowing costs. For the period ended October 31, 2012, the Funds did not borrow or loan through the interfund lending program.

7.	Record Ownership

As of October 31, 2012, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund:

	# of Shareholders	%

2015 Strategy Fund	2	52.3
2020 Strategy Fund	2	35.6
2025 Strategy Fund	3	58.6
2030 Strategy Fund	2	39.8
2035 Strategy Fund	4	59.0
2040 Strategy Fund	2	43.4
2045 Strategy Fund	3	55.7
2050 Strategy Fund	2	42.9
2055 Strategy Fund	2	77.6
In Retirement Fund	2	30.8

8.	Subsequent Events

Management has evaluated events and/or transactions that have occurred through the date the financial statements were available to be issued and noted no items requiring adjustments of the financial statements or additional disclosures.

Notes to Financial Statements	219

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Company

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, Equity Growth Strategy Fund, 2015 Strategy Fund, 2020 Strategy Fund, 2025 Strategy Fund, 2030 Strategy Fund, 2035 Strategy Fund, 2040 Strategy Fund, 2045 Strategy Fund, 2050 Strategy Fund, 2055 Strategy Fund, and In Retirement Fund (fifteen of the portfolios constituting Russell Investment Company, hereafter collectively referred to as the “Funds”) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Seattle, Washington

December 21, 2012

220	Report of Independent Registered Public Accounting Firm

Russell Investment Company

LifePoints® Funds

Tax Information — October 31, 2012 (Unaudited)

For the tax year ended October 31, 2012, the Funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the tax year ended October 31, 2012, the Funds hereby designate under Section 871(k)(2)(c) of the Code, the maximum amount allowable as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code. This applies to nonresident alien shareholders only.

The Form 1099 you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Conservative Strategy	5.7%
Moderate Strategy	10.5%
Balanced Strategy	17.9%
Growth Strategy	26.2%
Equity Growth Strategy	35.0%
2015 Strategy	8.9%
2020 Strategy	12.4%
2025 Strategy	17.4%
2030 Strategy	26.0%
2035 Strategy	33.0%
2040 Strategy	33.4%
2045 Strategy	33.2%
2050 Strategy	34.6%
2055 Strategy	28.0%
In Retirement Fund	7.6%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended October 31, 2012:

2015 Strategy	$74,228
2025 Strategy	$57,714
2035 Strategy	$79,780
2045 Strategy	$326,542
2050 Strategy	$2,182,021
In Retirement	$326,781

Please consult a tax advisor for any questions about federal or state income tax laws.

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended October 31, 2012. Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

Fund Name	Foreign Taxes Paid	Foreign Taxes Paid Per Share	Foreign Source Income	Foreign Source Income Per Share
Conservative Strategy	$67,985	$0.0012	$1,601,417	$0.0272
Moderate Strategy	244,582	0.0027	4,852,300	0.0535
Balanced Strategy	1,311,190	0.0037	27,233,112	0.0764
Growth Strategy	1,034,687	0.0046	21,585,562	0.0950
Equity Growth Strategy	549,153	0.0051	11,171,409	0.1029
2015 Strategy	11,211	0.0021	246,232	0.0457
2020 Strategy	58,794	0.0027	1,289,344	0.0603
2025 Strategy	16,909	0.0031	372,671	0.0674
2030 Strategy	72,844	0.0041	1,611,808	0.0904
2035 Strategy	11,742	0.0044	258,846	0.0960
2040 Strategy	62,281	0.0048	1,372,884	0.1055
2045 Strategy	5,335	0.0042	117,598	0.0925
2050 Strategy	6,730	0.0035	148,336	0.0782
2055 Strategy	11,766	0.0017	265,054	0.0388
In Retirement	616	0.0046	13,578	0.1015

Tax Information	221

Russell Investment Company

LifePoints® Funds

Basis for Approval of Investment Advisory Contracts — (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the funds (collectively, the “portfolio management contracts”) in which the Funds invest (the “Underlying Funds”) at a meeting held in person on April 24, 2012 (the “Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ and Underlying Funds’ shares, management of the Funds and the Underlying Funds by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds and the Underlying Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds and the Underlying Funds. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds and Underlying Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts, and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 16, 2012, the Independent Trustees in preparation for the Agreement Evaluation Meeting met by conference telephone call to review the Agreement Evaluation Information received to that date in a private session with their independent counsel at which no representatives of RIMCo or the Funds’ management were present and, on the basis of that review, requested additional Agreement Evaluation Information. The Independent Trustees also met in person on April 23, 2012, in executive session with their independent counsel, to review additional Agreement Evaluation Information received to that date. At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Funds and Underlying Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board at the Agreement Evaluation Meeting as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Prior to voting at the Agreement Evaluation Meeting, the Independent Trustees again met in executive session with their independent counsel to consider additional Agreement Evaluation Information received from RIMCo and management at the Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered RIMCo’s advice that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of each Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo managed directly a portion of one Underlying Fund’s assets employing a “select holdings strategy,” as described below, during 2011 and a portion of 2012, and generally directly manages the investment of each Underlying Fund’s cash. RIMCo also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. RIMCo may also manage a Fund’s assets to manage risk in the Fund’s investment portfolio. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement. RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager

222	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

LifePoints® Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Underlying Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, the performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Fund’s investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment advisory or security selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Underlying Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Underlying Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund or the Underlying Fund by RIMCo;

2.	The advisory fee paid by the Fund or the Underlying Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent or cash management fees and any fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund or the Underlying Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided, and which are expected to be provided, to the Funds, including Fund portfolio management services, the Board discussed with senior representatives of RIMCo the impact on the Funds’ operations of significant changes in RIMCo’s senior management and other personnel providing investment advisory and other services to the Funds since 2011 to the date of the Agreement Evaluation Meeting. At the Agreement Evaluation Meeting, RIMCo assured the Board that such changes have not resulted and are not expected to result in any diminution in the nature, scope or quality of the investment advisory or other services provided to the Funds or the Underlying Funds. The Board also discussed the impact of organizational changes on the compliance programs of the Funds, the

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Underlying Funds and RIMCo with the Funds’ Chief Compliance Officer (the “CCO”) and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the compliance programs of the Funds or the Underlying Funds.

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly managed a portion — up to 10% — of the assets of the Russell U.S. Core Equity Fund (the “Participating Underlying Fund”) utilizing a select holdings strategy (the “select holdings strategy”) during 2011 and a portion of 2012, the actual allocation being determined by the Participating Underlying Fund’s RIMCo portfolio manager. The Board considered that the select holdings strategy utilized by RIMCo in managing such assets for the Participating Underlying Fund was designed to increase the Participating Underlying Fund’s exposure to stocks that were viewed as attractive by multiple Money Managers of the Participating Underlying Fund. The select holdings strategy was discontinued during 2012 with respect to the Participating Underlying Fund. The Board considered the impact of the select holdings strategy upon the investment results of the Participating Underlying Fund. The Board also considered that during the periods that the select holdings strategy was utilized for the Participating Underlying Fund, RIMCo was not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy was employed and that the profits derived by RIMCo generally, and from the Participating Underlying Fund consequently, may have increased incrementally. The Board, however, further considered RIMCo’s advice that it paid certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurred additional costs in carrying out the select holdings strategy; the limited amount of assets that were managed directly by RIMCo pursuant to the select holdings strategy; and the fact that the aggregate investment Advisory Fees paid by the Participating Underlying Fund were not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ and Underlying Funds’ Advisory Fees in light of Fund and Underlying Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives, including fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than their Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower performance of the Underlying Funds than that of some of their Comparable Funds. According to RIMCo, the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Underlying Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

In discussing the Advisory Fees for the Underlying Funds generally, RIMCo noted, among other things, that its Advisory Fees for the Underlying Funds encompass services that may not be provided by investment advisers to the Underlying Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Underlying Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Underlying Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Underlying Funds’ Advisory Fees to their Money Managers. RIMCo expressed the view that Advisory Fees should be considered in the context of a Fund’s or Underlying Fund’s total expense ratio to obtain a complete picture. The Board, however, considered each Fund’s and Underlying Fund’s Advisory Fee on both a standalone basis and in the context of the Fund’s or Underlying Fund’s total expense ratio.

The Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the Advisory Fee for such Fund or Underlying Fund appropriately reflects or should be revised to reflect any such economies. The Board determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the Advisory Fee for each Fund or Underlying Fund appropriately reflected any economies of scale realized by that Fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds.

The Board considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds, the Underlying Funds and other RIC funds under the Board’s supervision are lower and, in some cases, may be substantially lower, than the rates paid by RIC funds supervised by the Board, including the Funds and the Underlying Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the funds under its supervision, including the Underlying Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and Underlying Funds and all of the Funds’ and Underlying Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds and Underlying Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

With respect to the Funds’ Advisory Fees, the Third-Party Information showed that, on a contractual basis, the Advisory Fee for each of the Conservative Strategy Fund, Balanced Strategy Fund and Growth Strategy Fund was ranked in the fourth quintile of its Expense Universe. On an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds), the Advisory Fee for each of the Conservative Strategy Fund, Moderate Strategy Fund and Balanced Strategy Fund was ranked in the fourth quintile of its Expense Universe. The Board considered that the Advisory Fee for each of the Conservative Strategy Fund, Moderate Strategy Fund and Balanced Strategy Fund on an actual basis was within 5 basis points or less from the third quintile of its Expense Universe. In these rankings, the first quintile represents funds with the lowest investment advisory fees among funds in the Expense Universe and the fifth quintile represents funds with the highest fees among the Expense Universe funds. The comparison was based upon the latest fiscal years for the Expense Universe funds. The Board considered RIMCo’s advice as to the reasons for these Funds’ contractual Advisory Fee rankings.

The Third-Party Information showed that total expenses for each of the Funds, with the exception of the Balanced Strategy Fund, Growth Strategy Fund, Equity Growth Strategy Fund and 2035 Strategy Fund, were ranked in the third quintile of its Expense Universe. The total expenses for the Balanced Strategy Fund, Growth Strategy Fund, Equity Growth Strategy Fund and 2035 Strategy Fund each were ranked in the fourth quintile of its Expense Universe. In these rankings, the first quintile represents funds with the lowest total expenses among funds in the Expense Universe and the fifth quintile represents funds with the highest total expenses among the Expense Universe funds. The Board considered RIMCo’s explanation of the rankings and its advice that the Balanced Strategy Fund, Growth Strategy Fund and 2035 Strategy Fund each was within 5 basis points or less from the third quintile of its Expense Universe. RIMCo, among other things, expressed its continuing belief that the Expense Universes for these Funds were not appropriate, noting that the Funds, including the Equity Growth Strategy Fund, generally have higher target allocations to equities than their Comparable Funds and that such higher equity allocations increase Fund expenses.

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Agreement Evaluation Meeting by RIMCo, the Board, in respect of each Fund and Underlying Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds or Underlying Funds; (2) the relative expense ratio of each Fund and Underlying Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds or Underlying Funds were not excessive; and (5) RIMCo’s profitability with respect to the Funds and each Underlying Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo.

In evaluating the performance of the Funds and Underlying Funds generally relative to their Comparable Funds, the Board, in addition to the factors described above, also considered RIMCo’s advice that many of the Underlying Funds’ Comparable Funds do not “equitize” their cash (i.e., cash awaiting investment or disbursement to satisfy redemptions or other fund obligations) and may hold large cash positions uninvested in their investment portfolios. By contrast, the Underlying Funds generally follow a strategy of equitizing their cash and fully investing their assets in pursuit of their investment objectives (the Underlying Funds’ strategy of equitizing cash and fully investing their assets is hereinafter referred to as their “full investment strategy”). RIMCo noted that the Underlying Funds’ full investment strategy generally will detract from their relative performance, and therefore the relative performance of the Funds, in a declining market but may enhance the Underlying Funds’ relative performance in a rising market.

With respect to the Equity Growth Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the third quintile of its Performance Universe for the 1- and 5-year periods ended December 31, 2011 but its performance was ranked in the fourth quintile of its Performance Universe for the 3-year period ended such date. RIMCo noted that the Equity Growth Strategy Fund maintains a target equity allocation of 100% exposure to a broad mix of globally diversified equity investments. By contrast, the Equity Growth Strategy Fund’s Comparable Funds, according to RIMCo, have both equity and fixed income exposure. Since the Equity Growth Strategy Fund maintains a higher allocation to equities than the Performance Universe average, its relative performance suffers during periods of declining equity markets and rising bond markets. Conversely, the Fund should benefit from its higher equity weighting during periods of rising equity markets. According to RIMCo, the Equity Growth Strategy Fund’s relative underperformance for the 3-year period ended December 31, 2011 was driven, among other things, by underperformance in 2009 and 2010 as certain Underlying Funds were affected by significant oscillations in investor sentiment based upon macroeconomic news and events in 2009 and 2010, such as the European debt crisis and the subsequent equity market sell-off in the first half of 2011.

With respect to the 2055 Strategy Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile of its Performance Universe for the 1-year period ended December 31, 2011. RIMCo noted that the 2055 Strategy Fund maintained a higher target equity allocation than its Comparable Funds, as the Fund’s target date glide path (its predetermined

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

equity to fixed income exposure over time) is designed to be more aggressive in an investor’s early working years but more conservative closer to retirement. RIMCo believes that an optimal glide path should take more equity risk initially but add fixed income faster as investors approach retirement. The Performance Universe, according to RIMCo, generally was comprised of funds that often take less risk in the initial years of the “glide path,” but tend to maintain higher equity exposure closer to retirement. Since the 2055 Strategy Fund maintained a higher equity weighting than the Performance Universe average, its relative performance was negatively affected by the equity market sell-off following the European debt crisis in the second half of 2011. Conversely, the Fund should benefit from its higher equity weighting during periods of rising equity markets.

The Board concluded that, under the circumstances, the performance of each of the Funds was consistent with continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Fund’s and Underlying Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Underlying Funds in a risk-aware manner and the periodically volatile capital market conditions since 2008.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be consistent with the interests of each Fund and its respective shareholders and voted to approve the continuation of the RIMCo Agreement.

At the Agreement Evaluation Meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the Funds’ CCO regarding each Money Manager’s compliance program. RIMCo recommended that each Money Manager be retained at its current fee rate, although RIMCo noted its intentions to recommend terminations of some Money Managers at the Board’s May 2012 meeting generally in connection with planned changes to the investment programs of certain Underlying Funds. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and Underlying Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information and other information received from RIMCo in support of its recommendations at the Agreement Evaluation Meeting, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Underlying Fund would be in the best interests of such Underlying Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager for an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Prior to the April 24, 2012 Agreement Evaluation Meeting, the Board of Trustees received a proposal from RIMCo at a meeting held on December 6, 2011, to effect a money manager change for the Russell U.S. Core Equity Fund, Russell U.S. Small Cap Equity Fund and the Russell Investment Grade Bond Fund. In the case of theeach such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 19, 2011 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

Subsequent to the April 24, 2012 Agreement Evaluation Meeting, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 22, 2012, to effect a money manager change for the Russell U.S, Defensive Equity Fund, Russell Dynamic Equity Fund, Russell International Developed Markets Fund, Russell Emerging Markets Fund, Russell Global Opportunistic Credit Fund, Russell Strategic Bond Fund, Russell Investment Grade Bond Fund and Russell Short Duration Bond Fund; and (2) at a meeting held on August 28, 2012, to effect a money manager change for the Russell Multi-Strategy Alternative Fund and Russell U.S. Core Equity Fund. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 24, 2012 Agreement Evaluation Meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Russell Multi-Strategy Alternative Fund

With respect to each of the Russell Multi-Strategy Alternative Fund (the “New Fund”), the Board of Trustees, including all of the Independent Trustees, considered and approved the implementation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager (the “portfolio management contracts”) at a meeting held in person on February 28, 2012 (the “New Fund Agreement Evaluation Meeting”). In preparation for the review, the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) and each Money Manager to the Fund and proposed to be provided to the New Fund; and (2) information prepared by RIMCo, not an independent source, comparing the proposed fees and expenses of the New Fund with other peer funds not managed by RIMCo, believed by RIMCo to be generally comparable in investment objectives to the New Fund. In the case of the New Fund, its other peer funds are collectively hereinafter referred to as the New Fund’s “Russell Peer Funds.” The foregoing information is collectively called the “New Fund Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the other Funds in the same complex with respect to services provided by RIMCo and RIMCo’s affiliates, and advice previously received from counsel regarding the Trustees’ responsibilities in considering the agreements.

Based upon the New Fund Agreement Evaluation Information, including presentations by RIMCo at the New Fund Agreement Evaluation Meeting, the Trustees considered, with respect to the New Fund, various specific factors in evaluating approval of the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund by RIMCo;

2.	The advisory fee paid by the Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3.	Other fees and benefits expected to be received by RIMCo or its affiliates from the Fund;

4.	Expenses expected to be incurred by the Fund; and

5.	Profits that RIMCo expects to derive from its operations with respect to the Fund.

On the basis of the New Fund Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, the Board, in respect of the New Fund, found, after giving effect to any applicable waivers and/or reimbursements (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services expected to be provided to the New Fund; (2) the relative expense ratio of the New Fund was comparable to those of its Russell Peer Funds; (3) other benefits and fees expected to be received by RIMCo or its affiliates from the New Fund were not excessive; and (4) RIMCo’s profitability with respect to the New Fund was not excessive in light of the expected nature, scope and overall quality of the investment management and other services to be provided by RIMCo.

After considering the foregoing and other relevant factors, the Board concluded that approval of the RIMCo Agreement on its current terms and conditions would be in the best interests of the New Fund and voted to approve the RIMCo Agreement.

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

At the New Fund Agreement Evaluation Meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager: RIMCo’s assessment of the investment capabilities, philosophy and approach of the Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the New Fund’s underwriter; and RIMCo’s recommendation with respect to the Money Manager’s fee rate. The Board also received reports regarding each Money Manager’s compliance program and assurance from the New Fund’s Chief Compliance Officer that its compliance program would meet applicable legal and regulatory requirements. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee to be paid by the New Fund and the fact that each Money Manager’s fee will be paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the New Fund Agreement Evaluation Information, the Board concluded that the fees proposed to be paid to the Money Managers of the New Fund are reasonable in light of the expected quality of the investment advisory services to be provided and that approval of the portfolio management contract with each Money Manager of the New Fund would be in the best interests of the New Fund and its shareholders.

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Shareholder Requests for Additional Information — October 31, 2012 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; (iii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iv) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIC’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Underlying Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI and information regarding how the Underlying Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2012 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) at www.russell.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Funds’ prospectuses and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds prospectuses and annual and semi-annual reports. Please contact your Financial Intermediary for further details.

Financial statements of the Underlying Funds can be obtained at no charge by calling the Funds at (800) 787-7354.

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Disclosure of Information about Fund Trustees and Officers — October 31, 2012 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 40 funds, and Russell Investment Funds (“RIF”), which has 10 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustee emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an “audit committee financial expert” and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
# Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	President and Chief Executive Officer since 2010 Trustee since 2010	Until successor is chosen and qualified by Trustees Appointed until successor is duly elected and qualified

• President and CEO RIC and RIF

• Chairman of the Board, President and CEO, Russell Financial Services, Inc.

• Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”)

• Chairman of the Board and President, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)

• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

• 2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/ Washington Mutual, Inc. (investment company)

• 1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services (investment company)

				50	None

## Daniel P. Connealy, Born June 6, 1946 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2003	Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company) • Chairman of the Audit Committee, RIC and RIF from 2005 to 2011	50	None

#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.
##	Mr. Connealy is an officer of a broker-dealer that distributes shares of the Funds and is therefore an Interested Trustee.

230	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston, Born April 7, 1945 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2006 Chairman of the Investment Committee since 2010	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	50	None

Kristianne Blake, Born January 22, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) • Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds (investment company) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services)	50	Director, Avista Corp (electric utilities); Trustee, Principal Investor Funds (investment company); Trustee, Principal Variable Contracts Funds (investment company)

Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue 18th Floor, Seattle, WA 98101	Trustee since 2012	Appointed until successor is duly elected and qualified	• Retired • Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company) • Trustee and Finance Committee Member/Chairman, Portland Community College (charitable organization)	50	• Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)

Jonathan Fine, Born July 8, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA (charitable organization)	50	None

Raymond P. Tennison, Jr., Born December 21, 1955 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Vice Chairman of the Board, Simpson Investment Company (paper and forest products) Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	50	None

Disclosure of Information about Fund Trustees and Officers	231

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES (continued)
Jack R. Thompson, Born March 21, 1949 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2005 Chairman of the Audit Committee, RIC and RIF since 2012	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company) • September 2007 to September 2010, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	50	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) • Director, Sparx Asia Funds until 2009 (investment company)

Julie W. Weston, Born October 2, 1943 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2002	Appointed until successor is duly elected and qualified	• Retired • Chairperson of the Investment Committee until December 2009	50	None

*	Each Trustee is subject to mandatory retirement at age 72.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
* George F. Russell, Jr., Born July 3, 1932 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	50	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

232	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — October 31, 2012 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers, Born December 16, 1966 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees

• Chief Compliance Officer, RIC

• Chief Compliance Officer, RIF

• 2005-2011 Chief Compliance Officer, RIMCo

• Chief Compliance Officer, RFSC

• Chief Compliance Officer, Russell Exchange Traded Funds Trust

Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees

• President and CEO, RIC and RIF

• Chairman of the Board, Co-President and CEO, Russell Financial Services, Inc.

• Chairman of the Board, President and CEO, RFSC

• Director, RIMCo

• Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

• 2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

• 1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services

Mark E. Swanson, Born November 26, 1963 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees

• Treasurer, Chief Accounting Officer and CFO, RIC and RIF

• Treasurer, Chief Accounting Officer and CFO, Russell Exchange Traded Funds Trust

• Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.

• Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC and RIF • Director, FRC • Chairman of the Board, President and CEO, RIMCo • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Mary Beth Rhoden, Born April 25, 1969 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees

• 1999 to 2010 Assistant Secretary, RIC and RIF

• Associate General Counsel, FRC

• Secretary, RIMCo, RFSC and Russell Financial Services, Inc.

• Secretary and Chief Legal Officer, RIC and RIF

• Secretary and Chief Legal Officer, Russell Exchange Traded Funds Trust

Disclosure of Information about Fund Trustees and Officers	233

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers — As of December 3, 2012 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 40 funds, Russell Investment Funds (“RIF”), which has 10 funds and Russell Exchange Traded Funds Trust (“RET”), which has one fund. Each of the trustees is a trustee of RIC, RIF and RET. The first table provides information for the interested trustees. The second table provides information for the Independent Trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies, and has been determined by the Board to be an audit committee financial expert; and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
# Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	President and Chief Executive Officer since 2010 Trustee since 2010	Until successor is chosen and qualified by Trustees Appointed until successor is duly elected and qualified

• President and CEO RIC, RIF and RET

• Chairman of the Board, President and CEO, Russell Financial Services, Inc. (“RFS”)

• Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”)

• Director, RIMCo

• Chairman of the Board and President, Russell Insurance Agency, Inc. (“RIA”) (insurance agency)

• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

• 2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc. (investment company)

• 1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services (investment company)

				51	None

234	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — As of December 3, 2012 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES (continued)
## Daniel P. Connealy, Born June 6, 1946 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2010	Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. (investment company) • Chairman of the Audit Committee, RIC and RIF from 2005 to 2011	51	None

### Jonathan Fine, Born July 8, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA (charitable organization)	51	None

*	Each Trustee is subject to mandatory retirement at age 72.
#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC, RIF and RET and is therefore classified as an Interested Trustee.
##	Mr. Connealy is an officer of a broker-dealer that distributes shares of the RIC Funds and is therefore classified as an Interested Trustee.
###	Mr. Fine is classified as an Interested Trustee due to Ms. Cavanaugh’s service on the Board of Directors of the United Way of King County, WA (“UWKC”) and in light of charitable contributions made by Russell Investments to UWKC.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston, Born April 7, 1945 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2006 Chairman of the Investment Committee since 2010	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	51	None

Kristianne Blake, Born January 22, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. (electric utilities) • Trustee and Chairman of the Operations Committee, Principal Investor Funds and Principal Variable Contracts Funds (investment company) • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services)	51	Director, Avista Corp (electric utilities); Trustee, Principal Investor Funds (investment company); Trustee, Principal Variable Contracts Funds (investment company)

Disclosure of Information about Fund Trustees and Officers	235

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — As of December 3, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES (continued)
Cheryl Burgermeister Born June 26, 1951 1301 Second Avenue 18th Floor, Seattle, WA 98101	Trustee since 2012	Appointed until successor is duly elected and qualified	• Retired • Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company) • Trustee and Finance Committee Member/Chairman, Portland Community College (charitable organization)	51	• Trustee and Chairperson of Audit Committee, Select Sector SPDR Funds (investment company)

Raymond P. Tennison, Jr., Born December 21, 1955 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Vice Chairman of the Board, Simpson Investment Company (paper and forest products) • Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	51	None

Jack R. Thompson, Born March 21, 1949 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2005 Chairman of the Audit Committee, RIC and RIF since 2012	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds (investment company) • September 2007 to September 2010, Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	51	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) • Director, Sparx Asia Funds until 2009 (investment company)

Julie W. Weston, Born October 2, 1943 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee since 2002	Appointed until successor is duly elected and qualified	• Retired • Chairperson of the Investment Committee until December 2009	51	None

*	Each Trustee is subject to mandatory retirement at age 72.

236	Disclosure of Information about Fund Trustees and Officers

Russell Investment Company

LifePoints® Funds

Disclosure of Information about Fund Trustees and Officers, continued — As of December 3, 2012 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEE EMERITUS
* George F. Russell, Jr., Born July 3, 1932 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)) and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	51	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers, Born December 16, 1966 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC, RIF and RET • Chief Compliance Officer, RFSC • 2005-2011 Chief Compliance Officer, RIMCo

Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor, Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees

• CEO, U.S. Private Client Services, Russell Investments

• President and CEO, RIC, RIF and RET

• Chairman of the Board, Co-President and CEO, RFS

• Chairman of the Board, President and CEO, RFSC

• Director, RIMCo

• Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

• 2007 to January 2009, Senior Vice President, National Sales – Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

• 1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services

Mark E. Swanson, Born November 26, 1963 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees	• Treasurer, Chief Accounting Officer and CFO, RIC, RIF and RET • Director, Funds Administration, RIMCo, RFSC, RTC and RFS • Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees

• Global Chief Investment Officer, Russell Investments

• Chief Investment Officer, RIC and RIF

• Director, FRC

• Chairman of the Board, President and CEO, RIMCo

• 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Mary Beth Rhoden, Born April 25, 1969 1301 Second Avenue, 18th Floor, Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees	• Associate General Counsel, FRC • Secretary, RIMCo, RFSC and RFS • Secretary and Chief Legal Officer, RIC, RIF and RET • 1999 to 2010 Assistant Secretary, RIC and RIF

Disclosure of Information about Fund Trustees and Officers	237

LifePoints® Funds

Russell Investment Company

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Interested Trustees#

Sandra Cavanaugh

Daniel P. Connealy

Jonathan Fine

Independent Trustees#

Thaddas L. Alston

Kristianne Blake

Cheryl Burgermeister

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustee Emeritus

George F. Russell, Jr.

Officers

Sandra Cavanaugh, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Mary Beth Rhoden, Secretary

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, WA 98101

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

1301 Second Avenue

Seattle, WA 98101

Custodian

State Street Bank and Trust Company

1200 Crown Colony Drive

Crown Colony Office Park

Quincy, MA 02169

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, WA 98101

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

1301 Second Avenue

Seattle, WA 98101

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue, Suite 1900

Seattle, WA 98101

Money Managers of Underlying Funds as of October 31, 2012

Russell Commodity Strategies Fund

CoreCommodity Management, LLC, Stamford, CT

Credit Suisse Asset Management, LLC, New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Russell Global Infrastructure Fund

Cohen & Steers Capital Management, Inc., New York, NY

Macquarie Capital Investment Management LLC, New York, NY

Nuveen Asset Management, LLC, Chicago, IL

Russell Global Real Estate Securities Fund

AEW Capital Management LP, Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division, Dallas, TX

Russell Multi-Strategy Alternative Fund

2100 XENON Group LLC, Chicago, IL

Acorn Derivatives Management Corporation, White Plains, NY

Amundi Investments USA, LLC, New York, NY

AQR Capital Management, LLC, Greenwich, CT

Brigade Capital Management, LLC, New York, NY

Eaton Vance Management, Boston, MA

First Eagle Investment Management, LLC, New York, NY

Galtere Ltd., New York, NY

Galtera N.A. Inc., New York, NY

Lazard Asset Management LLC, New York, NY

Levin Capital Strategies, L.P., New York, NY

Omega Advisors, Inc., New York, NY

Russell U.S. Core Equity Fund

Columbus Circle Investors, Stamford, CT

Institutional Capital LLC, Chicago, IL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Lazard Asset Management LLC, New York, NY

Schneider Capital Management Corporation, Wayne, PA

Suffolk Capital Management, LLC, New York, NY

Sustainable Growth Advisers, LP, Stamford, CT

Russell U.S. Defensive Equity Fund

INTECH Investment Management LLC, West Palm Beach, FL

J.P. Morgan Investment Management Inc., New York, NY

Jacobs Levy Equity Management, Inc., Florham Park, NJ

PanAgora Asset Management Inc, Boston, MA

Russell U.S. Dynamic Equity Fund

AJO, LP, Philadelphia, PA

Cornerstone Capital Management, Inc., Minneapolis, MN

Schneider Capital Management Corporation, Wayne, PA

Suffolk Capital Management, LLC, New York, NY

#	as of December 3, 2012.

238	Manager, Money Managers and Service Providers

LifePoints® Funds

Russell Investment Company

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Russell U.S. Small Cap Equity Fund

Chartwell Investment Partners, Berwyn, PA

ClariVest Asset Management LLC, San Diego, CA

DePrince, Race & Zollo, Inc., Winter Park, FL

EAM Investors, LLC, Cardiff by the Sea, CA

Falcon Point Capital, LLC, San Francisco, CA

Huber Capital Management, LLC, Los Angeles, CA

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Next Century Growth Investors, LLC, Minneapolis, MN

PENN Capital Management Company, Inc., Philadelphia, PA

Ranger Investment Management, L.P., Dallas, TX

Signia Capital Management, LLC, Spokane, WA

Russell Global Opportunistic Credit Fund

DDJ Capital Management LLC, Waltham, MA

Lazard Asset Management LLC, New York, NY

Oaktree Capital Management, L.P., Los Angeles, CA

Stone Harbor Investment Partners LP, New York, NY

Russell Investment Grade Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Macro Currency Group — an investment group within Principal Global Investors LLC, Des Moines, IA*

Metropolitan West Asset Management, LLC, Los Angeles, CA

Neuberger Berman Fixed Income LLC, Chicago, IL

Pacific Investment Management Company LLC, Newport Beach, CA

Russell Short Duration Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Pacific Investment Management Company LLC, Newport Beach, CA

Wellington Management Company, LLP, Boston, MA

Russell Strategic Bond Fund

Brookfield Investment Management Inc., New York, NY

Colchester Global Investors Limited, London, United Kingdom

Logan Circle Partners, L.P., Philadelphia, PA

Macro Currency Group — an investment group within Principal Global Investors LLC, Des Moines, IA*

Metropolitan West Asset Management, LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

Wellington Management Company, LLP, Boston, MA

Russell Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Boston, MA

Delaware Management Company, a Series of Delaware Management Business Trust, Philadelphia, PA

Genesis Asset Managers, LLP, Guernsey, Channel Islands

Harding Loevner LP, Bridgewater, NJ

Principal Global Investors LLC, Des Moines, IA

UBS Global Asset Management (Americas) Inc., Chicago, IL

Victoria 1522 Investments, LP, San Francisco, CA

Russell Global Equity Fund

GLG Inc., New York, NY

Harris Associates L.P., Chicago, IL

MFS Institutional Advisors Inc., Boston, MA

Polaris Capital Management, LLC, Boston, MA

Sanders Capital, LLC, New York, NY

T. Rowe Price Associates, Inc., Baltimore, MD

Russell International Developed Markets Fund

AQR Capital Management, LLC, Greenwich, CT

Axiom International Investors LLC, Greenwich, CT

del Rey Global Investors, LLC, Los Angeles, CA

Driehaus Capital Management LLC, Chicago, IL

MFS Institutional Advisors Inc., Boston, MA

Mondrian Investment Partners Ltd, London, United Kingdom

Pzena Investment Management, LLC, New York, NY

William Blair & Company LLC, Chicago, IL

*

Principal Global Investors LLC is the asset management arm of the Principal Financial Group® (The Principal®), which includes various member companies including Principal Global Investors, LLC, Principal Global Investors (Europe) Limited, and others. The Macro Currency Group is the specialist currency investment group within Principal Global Investors. Where used herein, Macro Currency Group means Principal Global Investors, LLC.

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Manager, Money Managers and Service Providers	239

Russell Investment Company	1301 Second Avenue	800-787-7354
	Seattle, Washington 98101	Fax: 206-505-3495
www.russell.com

36-08-022

Item 2. Code of Ethics. [Annual Report Only]

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (“Code”).

(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;

3)	compliance with applicable laws and governmental rules and regulations;

4)	the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

5)	accountability for adherence to the Code.

(c)	The Code was restated as of December 2011; the restatement did not involve any material change.

(d)	As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e)	Not applicable.

(f)	The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert. [Annual Report Only]

Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. Jack R. Thompson has been determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4. Principal Accountant Fees and Services. [Annual Report Only]

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2011	$1,194,060
2012	$1,164,246

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

Fees		Nature of Services
2011	$ 407,421	Performance of agreed-upon procedures with respect to 04/30/11 semi-annual reports
2012	$ 437,500	Performance of agreed-upon procedures with respect to 04/30/12 semi-annual reports

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

Fees		Nature of Services
2011	$ 336,586	Tax services
2012	$ 437,500	Tax services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

Fees		Nature of Services
2011	$ 101,200	Review excise reconciliations, transfer agent internal controls analysis, overhead/travel
2012	$ 107,520	Review excise reconciliations, transfer agent internal controls analysis, overhead/travel, anti-money laundering

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company (“RIC”)

Russell Investment Funds (“RIF”)

Audit and Non-Audit Services Pre-Approval Policy

Effective Date: August 30, 2011

I.	Statement of Purpose.

This Policy has been adopted by the joint Audit Committee (the “Audit Committee”) of Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”) to apply to any and all engagements of the independent auditor to RIC and RIF, respectively, for audit, non-audit, tax or other services. The term “Fund” shall collectively refer to RIC and RIF. The term “Investment Adviser” shall refer to the Funds’ advisor, Russell Investment Management Company (“RIMCo”). This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II.	Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of a Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the fund would be deemed impaired if the auditor provides a service whereby it:

•	Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate* of the Fund;

•	Is in the position of auditing its own work; or

•	Serves in an advocacy role for the fund, the adviser of the fund or any other affiliate of the fund.

Accordingly, it is the Funds’ policy that the independent auditor for the Funds must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Funds. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Funds of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the fund on a case-by-case basis (“specific pre-approval”).

*	For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

The Funds’ Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Funds’ independent audit. The Funds’ Audit and Non-Audit Pre-Approved Services Schedule lists the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Funds that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III.	Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV.	Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Funds require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Funds for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Funds’ systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Funds’ SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Funds’ securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

V.	Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Funds, or the separate financial statements for a series of the Funds that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VI.	Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Funds, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds’ investments outside the United States. The Audit Committees will consult with the Treasurer of the Funds or outside counsel to determine that the Funds’ tax planning and reporting positions are consistent with this policy.

The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

VII.	All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services are as follows:

•	Bookkeeping or other services relating to the accounting records or financial statements of the Funds

•	Financial information system design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources services

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Funds, or the Investment Advisor, authorize the independent auditor for the Funds to provide prohibited non-audit services.

VIII.	Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee (separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Funds (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as “all other services” for the Funds (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX.	Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Funds who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the

Clearance Committee of any such services rendered by the independent auditor for the Funds and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of RIMCo, and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell Company or an officer of RIC or RIF.

X.	Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the independent auditor’s continuing independence from the Funds and its affiliates, including Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF and Frank Russell Company and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	0%
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2011	$0
2012	$0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. [Not Applicable]

Item 6. [Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9. [Not Applicable]

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures

(a) Registrant’s principal executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant’s internal control over financial reporting.

Item 12. Exhibit List

(a) Registrant’s code of ethics described in Item 2

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Company

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer

Date: December 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer

Date: December 27, 2012

By:	/s/ Mark E. Swanson
Mark E. Swanson
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: December 27, 2012